UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21114

ProShares Trust

(Exact name of registrant as specified in charter)

7272 Wisconsin Avenue, 21st Floor

Bethesda, MD 20814

(Address of principal executive offices) (Zip code)

ProShare Advisors LLC

7272 Wisconsin Avenue, 21st Floor

Bethesda, MD 20814

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (240) 497-6400

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

MAY 31, 2022

Big Data Refiners ETF  DAT

Bitcoin Strategy ETF*  BITO

Decline of the Retail Store ETF  EMTY

DJ Brookfield Global Infrastructure ETF  TOLZ

Equities for Rising Rates ETF  EQRR

Global Listed Private Equity ETF  PEX

Hedge Replication ETF  HDG

High Yield–Interest Rate Hedged  HYHG

Inflation Expectations ETF  RINF

Investment Grade–Interest Rate Hedged  IGHG

K-1 Free Crude Oil Strategy ETF*  OILK

Large Cap Core Plus  CSM

Long Online/Short Stores ETF  CLIX

Merger ETF  MRGR

Metaverse ETF  VERS

MSCI EAFE Dividend Growers ETF  EFAD

MSCI Emerging Markets Dividend Growers ETF  EMDV

MSCI Europe Dividend Growers ETF  EUDV

MSCI Transformational Changes ETF  ANEW

Nanotechnology ETF  TINY

Nasdaq-100 Dorsey Wright Momentum ETF  QQQA

On-Demand ETF  OND

Online Retail ETF  ONLN

Pet Care ETF  PAWZ

Russell 2000 Dividend Growers ETF  SMDV

Russell U.S. Dividend Growers ETF  TMDV

S&P 500® Bond ETF  SPXB

S&P 500® Dividend Aristocrats ETF  NOBL

S&P 500® Ex-Energy ETF  SPXE

S&P 500® Ex-Financials ETF  SPXN

S&P 500® Ex-Health Care ETF  SPXV

S&P 500® Ex-Technology ETF  SPXT

S&P Kensho Cleantech ETF  CTEX

S&P Kensho Smart Factories ETF  MAKX

S&P MidCap 400® Dividend Aristocrats ETF  REGL

S&P Technology Dividend Aristocrats ETF  TDV

Smart Materials ETF  TINT

Supply Chain Logistics ETF  SUPL

*  The Bitcoin Strategy ETF and K-1 Free Crude Oil Strategy ETF funds are consolidated with Cayman Bitcoin Strategy Portfolio and Cayman Crude Oil Strategy Portfolio, respectively. A claim of exemption pursuant to the Commodity Futures Trading Commission ("CFTC") Rule 4.7 has been made by the Investment Adviser with respect to these funds. The exemption relieves these funds of certain disclosure and reporting obligations under the commodity pool rules of the CFTC.
PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

TABLE OF CONTENTS
I	Shareholder Letter
II	Management Discussion of Fund Performance
XLIII	Expense Examples
1	Schedule of Portfolio Investments
99	Statements of Assets and Liabilities
107	Statements of Operations
115	Statements of Changes in Net Assets
129	Statement of Cash Flow
131	Financial Highlights
149	Notes to Financial Statements
176	Report of Independent Registered Public Accounting Firm
178	Board Approval of Investment Advisory Agreements
182	Miscellaneous Information
183	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

During these times of geopolitical and economic uncertainty, I want to reaffirm our commitment to providing you, our investors, with products and services to help you meet your investment objectives. ProShares remains focused on ensuring the effective management of our funds. The following is the ProShares Trust Annual Report for the 12 months ended May 31, 2022.

U.S. Stocks Decline Sharply After a Strong Year

U.S. stock performance during the reporting period could effectively be split into two parts. Buoyed by the federal stimulus packages, near-zero interest rates, the robust rollout of COVID-19 vaccines, and strong corporate earnings, U.S. stocks ended 2021 on a winning streak. The S&P 500® rose 28.7% for the year, clocking in its third-best yearly performance of the century. The Dow® and Nasdaq-100 Index® gained 20.95% and 27.51%, respectively. The first months of 2022, however, saw a sharp reversal of this trend as volatility returned amid mounting inflationary pressures, rising interest rates, tightening monetary policy, and Russia's invasion of Ukraine. The S&P 500 hit correction territory for the first time since the official declaration of a global pandemic by the World Health Organization in March 2020, declining by more than 10% at its lowest points in February relative to its January peak. With the notable exception of commodities like oil and gas, whose prices have surged amid sanctions against Russia, nearly all asset classes experienced selloffs in the past five months. The technology sector, in particular, has seen a sharp turnaround after its strong performance during the first half of the period.

The large-cap S&P 500 declined 0.3% over the reporting period, and the Dow lost 2.7%. The Nasdaq-100 declined 7.0%. The S&P MidCap 400® dropped 6.5%, and the small-cap Russell 2000® Index declined 17.0%. Of the 11 Dow Jones U.S. Industry Index sectors, four sectors rose. The best performers were oil & gas (72.8%), utilities (17.3%), and health care (4.6%). The biggest laggards were consumer services (-19.8%) and industrials (-12.8%), with technology, financials, and telecom also declining by over 3%.

Boom in International Equities Comes to an End

Equities in developed markets outside the United States followed a similar pattern, rising in the second half of 2021 before dropping as Russia's invasion of Ukraine sent shockwaves throughout the world economy. Emerging markets, however, largely declined throughout the 12 months, driven by a selloff in China amid a regulatory crackdown. Most major international indexes posted negative returns over the reporting period: The MSCI EAFE Index®, which tracks developed markets outside North America, fell 10.7%. The MSCI Europe Index® dropped 9.9%, while the MSCI Japan Index® lost 13.5%. The MSCI Emerging Markets Index® fell 18.9%, and the FTSE China 50 Index® declined 28.1%.

U.S. Fixed-Income Markets Decline Sharply

Bonds struggled in the latter half of 2021 as the market acknowledged the beginning of the Fed's tapering program and interest rates began to rise. In response to the fastest inflation in 40 years, the Fed raised interest rates by 25 basis points in March and 50 basis points in May. This spurred a selloff in the bond markets, overriding investors' typical flight-to-quality in times of geopolitical distress. Over the 12 months, the Barclays U.S. Aggregate Bond Index® declined 8.2%. The Ryan Labs Treasury 30-Year and 10-Year Indexes lost 18.7% and 10.8%, respectively. Investment-grade corporate bonds, as measured by the Markit iBoxx $ Liquid Investment Grade Index®, declined 11.5%, while their high-yield peers lost 4.9%, based on the Markit iBoxx $ Liquid High Yield Index®.

Economy Slows

Geopolitical headwinds jolted the world economy, adding to the mounting inflationary pressures and supply chain disruptions from the pandemic. After increasing at a steady clip in the second half of 2021, U.S. GDP contracted at an estimated annual rate of 1.5% in the first quarter of 2022. The labor market, however, remains strong, with a national unemployment rate of 3.6% for May. The U.S. dollar rose 9.7%, based on the Bloomberg Dollar Spot Index.

Investors Find Opportunities Amid Complex Markets

ProShares equity investors were presented with significant opportunities for growth in the first half of the period, both broadly across asset classes and specifically in the technology sector. As interest rates rose in 2022 and the global economy reckoned with the invasion of Ukraine, investors had opportunities for gain by focusing on funds designed to outperform in environments marked by volatility and rising rates.

ProShares significantly expanded its ETF offerings to investors during the period, launching nine new funds, including Metaverse ETF (VERS) in March and Bitcoin Strategy ETF (BITO) in October. In particular, both of these ETFs build on our legacy of innovation. As the first U.S. bitcoin-linked ETF, BITO provides investors with a way to gain bitcoin futures exposure through their existing brokerage accounts. It offers convenient, liquid access to this important asset class — while providing the additional benefits of the ETF structure. Likewise, VERS gives investors access to the companies shaping the next frontier of digital interactions. Overall, net flows into ProShares increased by $15.2 billion over the reporting period.

During these uncertain times, many investors turn to ProShares ETFs for their breadth of investment choices across diverse market segments. Our strong lineup of funds enables investors to choose the investments that most effectively align with their market views. We thank you for the trust and confidence you have placed in us by choosing ProShares and appreciate the opportunity to continue serving your investment needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2022 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Strategic Funds:

Twenty nine (29) ProShares Strategic exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report, and nine ProShares Strategic ETFs were launched during this period (each ProShares Strategic ETF, a "Fund" and, collectively, the "Funds").

Certain Funds are designed to match, before fees and expenses, the performance of an underlying index1 both on a single day and over time (each a "Matching Fund" and, collectively, the "Matching Funds").2

ProShares Decline of the Retail Store ETF (EMTY) seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (-1x) to the index. The Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day, not for any other period. This means that the Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of the Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Fund's index for that period. During periods of higher market volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY). Using this approach, PSA determines the type, quantity and mix of investment positions that a Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) should hold to approximate the daily performance of its index.

When managing the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY), PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY).

ProShares Long Online/Short Stores ETF (CLIX), ProShares Large Cap Core Plus (CSM), ProShares Decline of the Retail Store ETF (EMTY), ProShares Hedge Replication ETF (HDG), ProShares High Yield-Interest Rate Hedged (HYHG), ProShares Investment Grade-Interest

Rate Hedged (IGHG), ProShares Merger ETF (MRGR), ProShares Bitcoin Strategy ETF, and ProShares Inflation Expectations ETF (RINF) make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and with respect to the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or the inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20223:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Matching Fund's index and ProShares Decline of the Retail Store ETF's index and, in turn,

1  The term "index" as used herein includes the Merrill Lynch Factor Model-Exchange Series benchmark.

2  As of May 31, 2022, the Matching Funds are:; ProShares DJ Brookfield Global Infrastructure ETF (TOLZ); ProShares Global Listed Private Equity ETF (PEX); ProShares Large Cap Core Plus (CSM); ProShares S&P 500 Dividend Aristocrats ETF (NOBL); ProShares S&P MidCap 400 Dividend Aristocrats ETF (REGL); ProShares Russell 2000 Dividend Growers ETF (SMDV); ProShares MSCI EAFE Dividend Growers ETF (EFAD); ProShares High Yield-Interest Rate Hedged (HYHG); ProShares Investment Grade-Interest Rate Hedged (IGHG);; ProShares Hedge Replication ETF (HDG); ProShares Merger ETF (MRGR); ProShares S&P 500 Ex-Energy ETF (SPXE); ProShares S&P 500 Ex-Financials ETF (SPXN); ProShares S&P 500 Ex-Technology ETF (SPXT); ProShares S&P 500 Ex-Health Care ETF (SPXV); ProShares MSCI Emerging Markets Dividend Growers ETF (EMDV); ProShares MSCI Europe Dividend Growers ETF (EUDV); ProShares Inflation Expectations ETF (RINF); ProShares Equities for Rising Rates ETF (EQRR); ProShares Long Online/Short Stores ETF (CLIX); ProShares S&P 500 Bond ETF (SPXB); ProShares Online Retail ETF (ONLN); ProShares Russell U.S. Dividend Growers ETF (TMDV), ProShares S&P 500 Technology Dividend Aristocrats ETF (TDV), ProShares K-1 Free Crude Oil Strategy ETF (OILK), ProShares MSCI Transformational Changes ETF (ANEW), ProShares Bitcoin Strategy ETF (BITO), ProShares S&P Kensho Cleantech ETF (CTEX), ProShares Big Data Refiners ETF (DAT), ProShares S&P Kensho Smart Factories ETF (MAKX), ProShares On-Demand ETF (OND), ProShares Smart Materials ETF (TINT), ProShares Nanotechnology ETF (TINY), ProShares Metaverse ETF (VERS), ProShares Supply Chain Logistics ETF (SUPL) and ProShares Nasdaq-100 Dorsey Wright Momentum ETF (QQQA).

3  Past performance is not a guarantee of future results.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2022 :: III

the factors and market conditions affecting that index are principal factors driving Fund performance.4

•  Compounding of Daily Returns and Volatility: ProShares Decline of the Retail Store ETF (EMTY) seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than the inverse of the Fund's index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on a geared fund. In general, during periods of higher index volatility, compounding will cause the Fund's performance for periods longer than a single day to be more or less than the inverse (-1x) of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), the Fund's returns over longer periods can be higher than the inverse (-1x) of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility and inverse exposure each exacerbates the impact of compounding on the Fund's performance. During periods of higher index volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2022, was 18.10%, which was slightly higher than the prior year's volatility of 17.28%. The volatility of the Fund's index was 26.44%.

  Financing Rates Associated with Derivatives: The performance of Funds that use derivatives was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are set at the Fed Funds rate ("FEDL01") plus or minus a negotiated spread. This rate was changed from the one week/one month London Interbank Offered Rate ("LIBOR") in the third and fourth quarters of 2021. The Fed Funds rate appreciated from 0.05% to 0.83% during the fiscal year. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and, with the exception of certain of the Matching and Active Funds, may generally be higher and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return the inverse of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds. Daily repositioning of the portfolio of ProShares Decline of the Retail Store ETF (EMTY) to maintain exposure consistent with its investment objective and high levels of shareholder creation and redemption activity may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the Fund's daily NAV.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may also obtain exposure to securities not contained in their respective index or in financial instruments. ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to securities not contained in its index or in financial instruments with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of its index.

In addition, certain Matching Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

4  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) negatively impact the performance of those Funds relative to their respective indexes. Performance of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) will generally differ from the performance of the Fund's index.

IV :: MAY 31, 2022 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Big Data Refiners ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet Big Data Refiners Index (the "Index"). From inception on September 29, 2021 to May 31, 2022, the Fund had a total return of –39.57%1. For the same period, the Index had a total return of –39.42%2 and a volatility of 15.23%. For the period, the Fund had an average daily volume of 1,892 shares.

The Fund invests in securities that ProShare Advisors LLC (the "Advisor") believes, in combination, should track the performance of the Index. The Index is owned and administered by FactSet Research Systems, Inc. (the "Index Provider"). The Index consists of companies that provide analytics and infrastructure for managing and extracting information from large data sets. The Index includes companies whose principal business is the provision of analytics, software, hardware and other computing infrastructure for managing and extracting information from large structured and unstructured data sets, as determined by the Index methodology. In order to be included in the Index, a company must be included in at least one of nine FactSet® Revere Business Industry Classification System Sub-Industries ("RBICS Sub-Industries") that the Index Provider has identified as big data related. The nine eligible RBICS Sub-Industries are: Business Intelligence Software, Business Intelligence/Data Warehousing Consulting, Customer Service Software, Data Storage Infrastructure Software, Enterprise Middleware Software, Government and Public Service Industry Software, Information Storage Systems, Network Administration Software and Peripheral and Other Commerce Equipment Makers. The Index is reconstituted and rebalanced semiannually in June and December.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Big Data Refiners ETF from September 29, 2021 to May 31, 2022, assuming the reinvestment of distributions.

Cumulative Total Return as of 05/31/22

Since Inception (9/29/21)
ProShares Big Data Refiners ETF	-39.57%
FactSet Big Data Refiners Index	-39.42%

Expense Ratios**

Fund	Gross	Net
ProShares Big Data Refiners ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated September 27, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Zendesk, Inc.	6.6%
Splunk, Inc.	6.2%
Teradata Corp.	6.2%
Five9, Inc.	5.2%
Alteryx, Inc., Class A	5.0%

FactSet Big Data Refiners
Index – Composition

% of Index
Information Technology	98.3%
Consumer Discretionary	1.1%
Industrials	0.6%

FactSet Big Data Refiners
Index – Country

% of Index
United States	93.7%
Israel	4.5%
Australia	0.8%
Japan	0.6%
Canada	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: BIG DATA REFINERS ETF DAT :: V

ProShares Bitcoin Strategy ETF (the "Fund") seeks capital appreciation. There can be no assurance that the Fund will achieve its investment objective. From inception on October 18, 2021 to May 31, 2022, the Fund had a total return of –50.85%1. For the same period, the Bloomberg Galaxy Bitcoin Index had a total return of –48.45%2 and a volatility of 65.08%. For the period, the Fund had an average daily volume of 7,649,132 shares.

The Fund does not invest directly in bitcoin. The Fund seeks to provide capital appreciation primarily through managed exposure to bitcoin futures contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Bitcoin Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940. The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Fund will generally limit investments in the Subsidiary to 25% but it may exceed that amount if the Advisor believes doing so is in the best interest of the Fund, such as to help achieve the Fund's investment objective or increase the tax efficiency of the Fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Bitcoin Strategy ETF from October 18, 2021 to May 31, 2022, assuming the reinvestment of distributions.

Cumulative Total Return as of 05/31/22

Since Inception (10/18/21)
ProShares Bitcoin Strategy ETF	-50.85%
Bloomberg Galaxy Bitcoin Index	-48.45%

Expense Ratios**

Fund	Gross	Net
ProShares Bitcoin Strategy ETF	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 18, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

CF Bitcoin-dollar Us Settlement Price Index – Composition

% of Index
Bitcoin Futures	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: BITO BITCOIN STRATEGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Decline of the Retail Store ETF (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the return of the SolactiveProShares Bricks and Mortar Retail Store Index (the "Index") for a single day, not for any other period. For the year ended May 31, 2022, the Fund had a total return of –2.25%1. For the same period, the Index had a total return of –5.85%2 and a volatility of 26.44%. For the period, the Fund had an average daily volume of 12,189 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Funds' investment objective. The Index is constructed and maintained by Solactive AG. The Index seeks to measure the performance of publicly traded "bricks and mortar" retail companies whose retail revenue is derived principally from in-store sales. Short exposure may be attractive to investors who believe bricks and mortar stores face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. Companies must derive more than 50% of their global revenues from retail operations and more than 75% of their retail revenues from in-store sales to be included in the Index. In addition a company must be domiciled in the US; its securities must be listed on a U.S. stock exchange and must meet certain liquidity and market capitalization requirements. The Index includes only U.S. companies. The Index is rebalanced monthly to equal weight and reconstituted in June each year.

During the year ended May 31, 2022, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Decline of the Retail Store ETF from November 14, 2017 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (11/14/17)
ProShares Decline of the Retail Store ETF	-2.25%	-17.85%
Solactive-ProShares Bricks and Mortar Retail Store Index	-5.85%	12.47%

Expense Ratios**

Fund	Gross	Net
ProShares Decline of the Retail Store ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Solactive-ProShares Bricks and Mortar Retail Store
Composite Index – Composition

% of Index
Consumer Discretionary	67.9%
Consumer Staples	29.3%
Materials	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: DECLINE OF THE RETAIL STORE ETF EMTY :: VII

ProShares DJ Brookfield Global Infrastructure ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of 11.32%1. For the same period, the Index had a total return of 11.20%2 and a volatility of 11.92%. For the period, the Fund had an average daily volume of 22,515 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as "pure-play" infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares DJ Brookfield Global Infrastructure ETF from March 25, 2014 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year		Five Years	Since Inception (3/25/14)
ProShares DJ Brookfield Global Infrastructure ETF	11.32	%**	6.54%	6.16%
Dow Jones Brookfield Global Infrastructure Composite Index	11.20%		6.17%	5.81%

Expense Ratios***

Fund	Gross	Net
ProShares DJ Brookfield Global Infrastructure ETF	0.46%	0.46%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	90%
Closed End Funds	1%
Master Limited Partnership	8%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	7.3%
Enbridge, Inc.	7.0%
Crown Castle International Corp.	5.1%
National Grid plc	4.3%
TC Energy Corp.	4.3%

Dow Jones Brookfield Global Infrastructure Composite Index – Composition

% of Index
Utilities	36.3%
Energy	32.1%
Real Estate	14.8%
Transportation	8.3%
Capital Goods	4.7%
Telecommunication Services	2.9%
Others	0.5%
Media & Entertainment	0.4%

Dow Jones Brookfield Global Infrastructure Composite Index – Country

% of Index
United States	51.1%
Canada	17.1%
United Kingdom	6.5%
Spain	5.6%
France	4.8%
Australia	3.5%
Italy	3.4%
Others	3.1%
China	2.1%
Hong Kong	1.8%
Japan	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Equities for Rising Rates ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Nasdaq U.S. Large Cap Equities for Rising Rates Index (the "Index"). The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury rates. For the year ended May 31, 2022, the Fund had a total return of 10.65%1. For the same period, the Index had a total return of 11.11%2 and a volatility of 23.80%. For the period, the Fund had an average daily volume of 13,329 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury rates. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider). The component securities of the Index are selected by the Index Provider from a universe of the 500 largest companies (based on market capitalization) listed on U.S. stock exchanges. The Index consists of 50 companies whose stock prices historically have tended to outperform the Universe during periods of rising interest rates.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Equities for Rising Rates ETF from July 24, 2017 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (7/24/17)
ProShares Equities for Rising Rates ETF	10.65%	8.69%
Nasdaq U.S. Large Cap Equities for Rising Rates Index	11.11%	9.13%

Expense Ratios**

Fund	Gross	Net
ProShares Equities for Rising Rates ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Valero Energy Corp.	3.4%
Marathon Petroleum Corp.	3.2%
Marathon Oil Corp.	3.1%
Phillips 66	3.1%
Devon Energy Corp.	3.1%

Nasdaq U.S. Large Cap Equities for Rising Rates Index – Composition

% of Index
Energy	29.5%
Financials	26.6%
Basic Materials	20.4%
Industrials	14.2%
Consumer Discretionary	9.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: EQUITIES FOR RISING RATES ETF EQRR :: IX

ProShares Global Listed Private Equity ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –12.80%1. For the same period, the Index had a total return of –12.42%2 and a volatility of 18.18%. For the period, the Fund had an average daily volume of 4,822 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, published by LPX AG ("LPX"), consists of up to 30 qualifying listed private equity companies. A listed private equity company is an eligible candidate for the Index if its direct private equity investments, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments, represent more than 80% of the total assets of the company.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Global Listed Private Equity ETF from February 26, 2013 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (2/26/13)
ProShares Global Listed Private Equity ETF	-12.80%	3.23%	6.21%
LPX Direct Listed Private Equity Index	-12.42%	3.62%	6.66%

Expense Ratios**

Fund	Gross	Net
ProShares Global Listed Private Equity ETF	3.47%	2.67%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Closed End Funds	12%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
3i Group plc	10.1%
Ares Capital Corp.	9.9%
FS KKR Capital Corp.	9.0%
Kinnevik AB, Class B	7.6%
Onex Corp.	6.7%

LPX Direct Listed Private Equity
Index – Country

% of Index
United States	47.5%
United Kingdom	20.6%
Sweden	9.9%
France	8.9%
Canada	6.8%
Switzerland	3.9%
Germany	1.3%
Belgium	1.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: PEX GLOBAL LISTED PRIVATE EQUITY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Hedge Replication ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model® — Exchange Series (the "Benchmark"). For the year ended May 31, 2022, the Fund had a total return of –8.10%1. For the same period, the Benchmark had a total return of –6.88%2 and a volatility of 7.59%. For the period, the Fund had an average daily volume of 5,663 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Benchmark. The Benchmark, sponsored by Merrill Lynch International, seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the "HFRI"). The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a synthetic model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors ("Factors"). The Factors that comprise the Benchmark are (1) the S&P 500 Total Return Index, (2) the MSCI EAFE US Dollar Net Total Return Index, (3) the MSCI Emerging Markets US Dollar Net Total Return Index, (4) the Russell 2000 Total Return Index, (5) three-month U.S. Treasury Bills, and (6) the ProShares UltraShort Euro ETF.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in or taking short positions in the Factors of the Benchmark. These derivatives generally tracked the performance of the underlying benchmark and the Fund was generally positively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Hedge Replication ETF from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Hedge Replication ETF	-8.10%	2.06%	2.51%
Merrill Lynch Factor Model — Exchange Series Benchmark	-6.88%	3.12%	3.55%

Expense Ratios**

Fund	Gross	Net
ProShares Hedge Replication ETF	1.88%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	20%
Swap Agreements (Long)	14%
Long Euro Futures Contracts	17%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Ovintiv, Inc.	0.1%
Antero Resources Corp.	0.1%
Chesapeake Energy Corp.	0.1%
Southwestern Energy Co.	0.1%
Range Resources Corp.	0.1%

Merrill Lynch Factor Model – Exchange Series – Composition

% of Benchmark
Three-month U.S. Treasury Bills	74.0%
Russell 2000® Total Return Index	21.2%
MSCI Emerging Markets Free USD Net Total Return	6.6%
MSCI EAFE USD Net Total Return Index	5.0%
S&P 500® Total Return Index	1.7%
Proshares UltraShort Euro ETF	(8.5%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Benchmark. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: HEDGE REPLICATION ETF HDG :: XI

ProShares High Yield-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of 1.56%1. For the same period, the Index had a total return of 1.672 and a volatility of 6.08%. For the period, the Fund had an average daily volume of 20,312 shares.

The Fund invests in a combination of financial instruments that the Advisor believes should track the performance of the Index. The Index is comprised of (a) long positions in U.S. dollar denominated high yield corporate bonds ("high yield bonds") and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the high yield bonds. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody's Investors Service, Inc and Standard and Poor's Financial Services, LLC; and are subject to minimum issue outstanding, minimum time-to-maturity and maximum-time from issuance criteria. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2022, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares High Yield-Interest Rate Hedged from May 21, 2013 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (5/21/13)
ProShares High Yield-Interest Rate Hedged	1.56%	3.09%	2.39%
Citi High Yield (Treasury Rate-Hedged) Index	1.67%	3.59%	3.16%

Expense Ratios**

Fund	Gross	Net
ProShares High Yield-Interest Rate Hedged	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
High Yield Bonds	96%
U.S. Treasury Notes Futures Contracts	(95%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
BlackRock Liquidity FedFund, Institutional Class, 0.72%, due	2.2%
DISH DBS Corp., 5.25%, due 12/01/26	1.3%
DT Midstream, Inc., 4.38%, due 06/15/31	1.3%
American Airlines, Inc., 5.50%, due 04/20/26	1.2%
DaVita, Inc., 4.63%, due 06/01/30	1.1%

FTSE High Yield (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bonds
Industrials	82.7%
Utilities	9.7%
Financials	7.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Inflation Expectations ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of 12.65%1. For the same period, the Index had a total return of 13.56%2 and a volatility of 16.78%. For the period, the Fund had an average daily volume of 23,103 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index serves a third position, which is a cash equivalent security that represents the repo rate earned on the short position. The Index is designed to measure the performance of the Break Even Rate of Inflation (BEI). The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2022, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the fixed income securities underlying the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's Advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Inflation Expectations ETF from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Inflation Expectations ETF	12.65%	5.69%	0.23%
Citi 30-Year TIPS (Treasury Rate-Hedged) Index	13.56%	5.11%	0.44%

Expense Ratios**

Fund	Gross	Net
ProShares Inflation Expectations ETF	1.70%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements (Long)	100%
Swap Agreements (Long exposure to inverse index)	161%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE 30-Year TIPS (Treasury Rate-Hedged)
Index – Composition

% of Index
30-Year Treasury Inflation-Protected Securities (TIPS) Bond	100%
30-Year U.S. Treasury Bond	(161.4%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: INFLATION EXPECTATIONS ETF RINF :: XIII

ProShares Investment Grade-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –4.21%1. For the same period, the Index had a total return of –3.61%2 and a volatility of 6.80%. For the period, the Fund had an average daily volume of 113,475 shares.

The Fund invests in a combination of financial instruments that the Advisor believes should track the performance of the Index. The Index is comprised of (a) long positions in USD-denominated investment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the investment grade bonds. Currently, the bonds eligible for inclusion in the Index include all investment grade bonds that are issued by U.S. and internationally domiciled companies that: are fixed rate; have a minimum rating of Baa3/BBB- by both Moody's Investors Service, Inc. and Standard and Poor's Financial Services, LLC; have a minimum face amount outstanding of $1 billion; and have at least five and a half (5.5) years until maturity. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2022, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Investment Grade-Interest Rate Hedged from November 5, 2013 to May 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (11/5/13)
ProShares Investment Grade-Interest Rate Hedged	-4.21%	2.00%	1.96%
FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index	-3.61%	2.18%	2.24%

Expense Ratios**

Fund	Gross	Net
ProShares Investment Grade-Interest Rate Hedged	0.30%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	95%
U.S. Treasury Notes/Bonds Futures Contracts	(97%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Goldman Sachs Group, Inc. (The), 6.75%, due 10/01/37	1.9%
GE Capital International Funding Co. Unlimited Co., 4.42%, due 11/15/35	1.8%
HSBC Holdings plc, 4.95%, due 03/31/30	1.3%
Pfizer, Inc., 7.20%, due 03/15/39	1.3%
International Business Machines Corp., 3.50%, due 05/15/29	1.2%

FTSE Corporate Investment Grade (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bond
Industrials	48.0%
Financials	41.1%
Utilities	10.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares K-1 Free Crude Oil Strategy ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM (the "Index"). For the year ended May 31, 2022, the Fund had a total return of 81.99%1. For the same period, the Index had a total return of 84.45%2 and a volatility of 37.05%. For the period, the Fund had an average daily volume of 48,995 shares.

The Fund generally will not invest directly in WTI crude oil futures. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Fund's Advisor and invests directly in WTI crude oil futures. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940. The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Fund will generally limit investments in the Subsidiary to 25% but it may exceed that amount if the Advisor believes doing so is in the best interest of the Fund, such as to help achieve the Fund's investment objective or increase the tax efficiency of the Fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares K-1 Free Crude Oil Strategy ETF from September 26, 2016 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through May 17, 2021 reflects the performance of the West Texas Intermediate crude oil futures market. Index performance beginning on May 18, 2021 reflects the performance of the Bloomberg Commodity Balanced WTI Crude Oil Index

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (9/26/16)
ProShares K-1 Free Crude Oil Strategy ETF	81.99%	4.16%	2.66%
Bloomberg Commodity Balanced WTI Crude Oil Index	84.45%	20.98%	17.71%

Expense Ratios**

Fund	Gross	Net
ProShares K-1 Free Crude Oil Strategy ETF	0.67%	0.67%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Commodity Futures Contracts (Long)	97%
Total Exposure	97%

Bloomberg Commodity Balanced WTI Crude Oil
Index – Composition

% of Index
WTI Crude Oil	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (WTI). The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: K-1 Free Crude Oil Strategy ETF OILK :: XV

ProShares Large Cap Core Plus (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 130/30 Large Cap Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of 3.79%1. For the same period, the Index had a total return of 4.50%2 and a volatility of 17.78%. For the period, the Fund had an average daily volume of 18,660 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies by applying a rules-based ranking and weighting methodology. The Index intends to provide a representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date.

During the year ended May 31, 2022, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Large Cap Core Plus from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Large Cap Core Plus	3.79%	12.32%	14.39%
Credit Suisse 130/30 Large Cap Index	4.50%	13.05%	15.11%

Expense Ratios**

Fund	Gross	Net
ProShares Large Cap Core Plus	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	94%
Swap Agreements (Long)	36%
Swap Agreements (Short)	(30%)
Net Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.7%
Microsoft Corp.	4.0%
Amazon.com, Inc.	2.0%
Tesla, Inc.	1.2%
Alphabet, Inc., Class A	1.1%

Credit Suisse 130/30 Large Cap
Index – Composition

% of Index
Information Technology	25.3%
Health Care	15.2%
Consumer Discretionary	10.4%
Financials	10.0%
Communication Services	9.9%
Industrials	7.3%
Real Estate	7.0%
Consumer Staples	5.9%
Energy	5.5%
Materials	2.1%
Utilities	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: CSM LARGE CAP CORE PLUS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Long Online/Short Stores ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of-52.75%1. For the same period, the Index had a total return of –52.30%2 and a volatility of 33.56%. For the period, the Fund had an average daily volume of 6,039 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by SolactiveAG. The Index consists of long positions in the online retailers included in the ProShares Online Retail Index and short positions in the "bricks and mortar" retailers included in the Solactive-ProShares Bricks and Mortar Retail Store Index.

During the year ended May 31, 2022, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Long Online/Short Stores ETF from November 14, 2017 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (11/14/17)
ProShares Long Online/Short Stores ETF	-52.75%	-1.27%
ProShares Long Online/Short Stores Index	-52.30%	-0.83%

Expense Ratios**

Fund	Gross	Net
ProShares Long Online/Short Stores ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	88%
Swap Agreements (Long)	12%
Swap Agreements (Short)	(50%)
Total Exposure	50%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	21.6%
Alibaba Group Holding Ltd. (ADR)	11.5%
eBay, Inc.	4.5%
JD.com, Inc. (ADR)	3.3%
DoorDash, Inc., Class A	2.6%

ProShares Long Online/Short Stores
Index – Composition

% of Index
Consumer Discretionary	62.2%
Health Care	1.2%
Consumer Staples	0.2%
Materials	(1.4%)
Communication Services	(12.2%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: LONG ONLINE/SHORT STORES ETF CLIX :: XVII

ProShares Merger ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P® Merger Arbitrage Index (the "Index"). For the year ended May 31, 2021, the Fund had a total return of –1.07%1. For the same period, the Index had a total return of 0.33%2 and a volatility of 3.62%. For the period, the Fund had an average daily volume of 9,617 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to produce consistent, positive returns in virtually all market environments, although there are no assurances it will achieve this result. The Index, created by Standard & Poor's®, is comprised of a maximum of 80 companies, including up to 40 companies that are currently targets in merger deals, which are represented by long positions in the Index, and up to 40 companies that are acquirers for the same stock merger deals, which are represented by short positions in the Index. The Index includes a cash component, which earns the three-month U.S. Treasury Bill rate. The Index also includes a Treasury bill component which constitutes the remainder of the Index when net exposure from included Deals is less than 100%.

During the year ended May 31, 2022, the Fund invested in swap agreements and forward currency contracts as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's Advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Merger ETF from December 11, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (12/11/12)
ProShares Merger ETF	-1.07%	3.09%	0.84%
S&P Merger Arbitrage Index	0.33%	4.01%	1.89%

Expense Ratios**

Fund	Gross	Net
ProShares Merger ETF	1.68%	0.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Swap Agreements (Long)	21%
Swap Agreements (Short)	(7%)
Forward Currency Contracts	(8%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
South Jersey Industries, Inc.	2.6%
Cerner Corp.	2.6%
Healthcare Realty Trust, Inc.	2.5%
Datto Holding Corp.	2.5%
Sanderson Farms, Inc.	2.5%

S&P Merger Arbitrage
Index – Composition

% of Index
Information Technology	36.1%
Industrials	20.1%
Health Care	12.5%
communication Services	10.5%
Real Estate	5.6%
Financials	5.5%
Utilities	3.3%
Consumer Staples	3.2%
Energy	3.2%

Regional Exposure

% of Index
United States	86.7%
United Kingdom	4.5%
Canada	3.1%
Australia	2.9%
France	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: MRGR MERGER ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Metaverse ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Solactive Metaverse Theme Index (the "Index"). From inception on March 15, 2022 to May 31, 2022, the Fund had a total return of –11.12%1. For the same period, the Index had a total return of –10.92%2 and a volatility of 36.17%. For the period, the Fund had an average daily volume of 8,420 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Solactive AG. The Index consists of companies that provide or use innovative technologies to offer products and services around the Metaverse. "Metaverse" is a term used to refer to a "digital world" or a future iteration of the internet. The Metaverse is characterized by virtual worlds that create a simulated environment — as well as augmented reality where the real-world environment is enhanced by computer generated sensory information. The Metaverse is expected to allow people to engage in new ways, such as through internet-based interactions, on-line gaming, and transactions. The Metaverse is enabled by several connected technologies such as virtual and augmented reality, digital environments, artificial intelligence and advanced computing. The Index is reconstituted and rebalanced semiannually in June and December. Security weights are allowed to fluctuate between rebalance dates.

As the ProShares Metaverse Theme ETF does not have more than six months of operating results, a line graph of a $10,000 investment and total return table are not presented

Expense Ratios**

Fund	Gross	Net
ProShares Metaverse ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated March 14, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Himax Technologies, Inc. (ADR)	4.9%
Vuzix Corp.	4.8%
PTC, Inc.	4.7%
Microsoft Corp.	4.4%
Alphabet, Inc., Class A	4.4%

Solactive Metaverse Theme
Index – Composition

Strategy	% of Index
Information Technology	53.9%
Communication Services	29.8%
Consumer Discretionary	11.3%
Health Care	2.8%
Real Estate	2.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: METAVERSE ETF VERS :: XIX

ProShares MSCI EAFE Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Dividend Masters Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –16.64%1. For the same period, the Index had a total return of –16.11%2 and a volatility of 13.29%. For the period, the Fund had an average daily volume of 8,617 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI EAFE Dividend Growers ETF from August 19, 2014 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (8/19/14)
ProShares MSCI EAFE Dividend Growers ETF	-16.64%	2.38%	1.25%
MSCI EAFE Dividend Masters Index	-16.11%	2.86%	1.75%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI EAFE Dividend Growers ETF	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Nihon M&A Center Holdings, Inc.	1.7%
Tokio Marine Holdings, Inc.	1.7%
Ashtead Group plc	1.7%
Halma plc	1.6%
Otsuka Corp.	1.6%

MSCI EAFE Dividend Masters
Index – Composition

% of Index
Industrials	18.7%
Health Care	17.1%
Information Technology	14.9%
Consumer Staples	11.6%
Utilities	9.8%
Consumer Discretionary	7.9%
Financials	7.8%
Materials	5.7%
Real Estate	3.4%
Energy	1.6%
Communication Services	1.5%

MSCI EAFE Dividend Masters
Index – Country

% of Index
Japan	30.0%
United kingdom	18.1%
Switzerland	10.5%
Germany	9.7%
Hong Kong	7.4%
Australia	6.3%
Others	6.1%
Denmark	4.5%
Netherlands	3.1%
Belgium	2.5%
Spain	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares MSCI Emerging Markets Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Emerging Markets Dividend Masters Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –16.82%1. For the same period, the Index had a total return of –16.49%2 and a volatility of 17.62%. For the period, the Fund had an average daily volume of 1,424 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Emerging Markets Index and have increased dividend payments each year for at least 7 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Emerging Markets Dividend Growers ETF from January 25, 2016 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year		Five Years	Since Inception (1/25/16)
ProShares MSCI Emerging Markets Dividend Growers ETF	-16.82	%**	1.71%	6.17%
MSCI Emerging Markets Dividend Masters Index	-16.49%		2.88%	7.32%

Expense Ratios***

Fund	Gross	Net
ProShares MSCI Emerging Markets Dividend Growers ETF	0.61%	0.61%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Interconexion Electrica SA ESP	2.8%
Grupo Bimbo SAB de CV	2.3%
Chailease Holding Co. Ltd.	2.2%
Luxshare Precision Industry Co. Ltd., Class A	2.2%
China Gas Holdings Ltd.	2.2%

MSCI Emerging Markets Dividend Masters Index – Composition

% of Index
Health Care	15.9%
Consumer Staples	14.2%
Financials	13.9%
Utilities	13.4%
Materials	9.4%
Real Estate	8.4%
Communication Services	8.4%
Consumer Discretionary	8.0%
Industrials	4.9%
Information Technology	3.5%

MSCI Emerging Markets Dividend Masters Index – Country

% of Index
China	48.9%
India	19.5%
Mexico	7.5%
Greece	4.5%
Korea	4.3%
Malaysia	4.1%
Taiwan	4.1%
Colombia	2.5%
Brazil	2.4%
Turkey	2.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: XXI

ProShares MSCI Europe Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –13.59%%1. For the same period, the Index had a total return of –13.15%2 and a volatility of 17.06%. For the period, the Fund had an average daily volume of 1,136 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Europe Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 25 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Europe Dividend Growers ETF from September 9, 2015 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (9/9/15)
ProShares MSCI Europe Dividend Growers ETF	-13.59%	3.34%	3.32%
MSCI Europe Dividend Masters Index	-13.15%	3.96%	3.94%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Europe Dividend Growers ETF	0.55%	0.55%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Ashtead Group plc	2.9%
Halma plc	2.8%
ASML Holding NV	2.8%
AVEVA Group plc	2.8%
Chocoladefabriken Lindt & Spruengli AG, Class PC	2.8%

MSCI Europe Dividend Masters
Index – Composition

% of Index
Health Care	24.7%
Industrials	24.1%
Information Technology	12.3%
Consumer Staples	10.7%
Materials	10.1%
Utilities	8.9%
Financials	6.6%
Communication Services	2.6%

MSCI Europe Dividend Masters
Index – Country

% of Index
United Kingdom	32.2%
Switzerland	18.6%
Germany	17.2%
Denmark	8.1%
Netherlands	5.5%
Belgium	4.4%
Spain	3.2%
France	2.9%
Italy	2.8%
Norway	2.6%
Ireland	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: EUDV MSCI EUROPE DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares MSCI Transformational Changes ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Global Transformational Changes Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –20.03%1. For the same period, the Index had a total return of –20.14%2 and a volatility of 20.01%. For the period, the Fund had an average daily volume of 3,004 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, selects companies which may benefit from transformational changes in how people work, take care of their health, and consume and connect — changes accelerated by COVID-19. The Index includes U.S., non-U.S. developed, and emerging market companies providing products or services associated with one or more of four Transformational Changes, as determined by the MSCI, Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Transformational Changes ETF from October 14, 2020 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (10/14/20)
ProShares MSCI Transformational Changes ETF	-20.03%	-7.85%
MSCI Global Transformational Changes Index	-20.14%	-7.61%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Transformational Changes ETF	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Alibaba Group Holding Ltd.	2.3%
Amazon.com, Inc.	2.2%
NVIDIA Corp.	2.1%
Tencent Holdings Ltd.	2.1%
Alphabet, Inc., Class A	2.1%

MSCI Global Transformational Changes
Index – Composition

% of Index
Health Care	29.1%
Information Technology	26.4%
Materials	12.6%
Consumer Discretionary	12.1%
Communication Services	9.9%
Consumer Staples	5.5%
Industrials	4.1%
Real Estate	0.3%

MSCI Global Transformational Changes
Index – Country

% of Index
United States	80.9%
China	7.4%
Switzerland	4.5%
Germany	2.6%
Ireland	2.1%
Others	0.6%
Netherlands	0.5%
Sweden	0.4%
Singapore	0.4%
Taiwan	0.3%
Brazil	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MSCI TRANSFORMATIONAL CHANGES ETF ANEW :: XXIII

ProShares Nanotechnology ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Solactive Nanotechnology Index (the "Index"). From inception on October 26, 2021 to May 31, 2022, the Fund had a total return of –15.05%1. For the same period, the Index had a total return of –14.54%2 and a volatility of 28.45%. For the period, the Fund had an average daily volume of 2,175 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Solactive AG. The Index consists of companies that are listed on a stock exchange and meet certain market capitalization and liquidity requirements. The Index consists of companies focused on making or applying nanotechnology innovations that allow for improved products, processes, or techniques through control or measurement of material at nanoscale. The Index includes companies exposed to nanotechnology through involvement in one or more of the following product or service areas; (i) Production of nanotechnology, which can be defined as the use of matter on an atomic and molecular level; (ii)Active in the fields of nanomedicine, nanomaterials, nanoelectronics, nanometrology or molecular nanotechnology; and (iii)Technologies that promote advances in or research related to nanotechnologies.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Nanotechnology ETF from October 26, 2021 to May 31, 2022, assuming the reinvestment of distributions.

Cumulative Total Return as of 05/31/22

Since Inception (10/26/21)
ProShares Nanotechnology ETF	-15.05%
Solactive Nanotechnology Index	-14.54%

Expense Ratios**

Fund	Gross	Net
ProShares Nanotechnology ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated September 27, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Novavax, Inc.	5.1%
Advanced Micro Devices, Inc.	4.9%
Cabot Corp.	4.7%
KLA Corp.	4.7%
Onto Innovation, Inc.	4.7%

Solactive Nanotechnology
Index – Composition

% of Index
Information Technology	69.5%
Health Care	18.8%
Materials	9.1%
Industrials	2.6%

Solactive Nanotechnology
Index – Country

% of Index
United States	72.1%
Japan	11.6%
Netherlands	4.2%
Taiwan	4.1%
South Korea	3.0%
Singapore	2.6%
Israel	1.6%
Germany	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: TINY NANOTECHNOLOGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Nasdaq-100 Dorsey Wright Momentum ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100 Dorsey Wright Momentum Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –18.60%1. For the same period, the Index had a total return of –18.07%2 and a volatility of 27.48%. For the period, the Fund had an average daily volume of 7,230 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, which is constructed and maintained by Dorsey, Wright & Associates, LLC ("Dorsey Wright"), consists of 21 securities from the Nasdaq- 100 Index with the highest price momentum as determined by Dorsey Wright. The Nasdaq-100 includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. Dorsey Wright ranks each stock in the Nasdaq-100 based on relative performance using its proprietary "Relative Strength" momentum measure. The 21 stocks ranked the highest at each reconstitution (January, April, July and October) are included in the Index and assigned equal weights. The weightings of each security in the Index may fluctuate between reconstitution dates.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Nasdaq-100 Dorsey Wright Momentum ETF from May 18, 2021 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 05/31/22

	One Year	Since Inception (5/18/21)
ProShares Nasdaq-100 Dorsey Wright Momentum ETF	-18.60%	-13.91%
Nasdaq-100 Dorsey Wright Momentum Index	-18.07%	-13.34%

Expense Ratios**

Fund	Gross	Net
ProShares Nasdaq-100 Dorsey Wright Momentum ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Marriott International, Inc., Class A	5.8%
Synopsys, Inc.	5.5%
American Electric Power Co., Inc.	5.4%
Broadcom, Inc.	5.4%
Dollar Tree, Inc.	5.4%

Nasdaq-100 Dorsey Wright Momentum Index – Composition

% of Index
Information Technology	38.1%
Consumer Discretionary	23.8%
Health Care	13.4%
Utilities	10.9%
Industrials	5.0%
Communication Services	4.6%
Consumer Staples	4.2%

Nasdaq-100 Dorsey Wright Momentum Index – Country

United States	91.1%
United Kingdom	5.1%
Argentina	3.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: Nasdaq-100 Dorsey Wright Momentum ETF QQQA :: XXV

ProShares On-Demand ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet On≠-Demand Index (the "Index"). From inception on October 26, 2021 to May 31, 2022, the Fund had a total return of –45.66%1. For the same period, the Index had a total return of –45.52%2 and a volatility of 33.55%. For the period, the Fund had an average daily volume of 1,371 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is owned and administered by FactSet Research Systems, Inc. (the "Index Provider"). The Index consists of companies which provide on-demand platforms and services to consumers. The Index includes companies whose principal business is the provision of platforms and services for on-demand access to lifestyle needs including digital media, egaming, fitness, food delivery, ridesharing, or virtual reality experiences, as determined by the Index methodology. In order to be included in the Index, a company must be included in at least one of 15 FactSet® Revere Business Industry Classification System Sub-Industries ("RBICS Sub-Industries") that the Index Provider has identified as on-demand related. The 15 eligible RBICS Sub-Industries are Console Games Software, Fitness and Exercise Equipment, Food Delivery Services, General Entertainment Content Providers and Sites, Handheld and Smart Phone Games Software, Home and Office Virtual Reality Software, Media Download and Streaming Digital Content Sites, Mobile Platform Applications Software, Multi-Type Passenger Transportation (e.g., ride-sharing platforms), Online Game Websites and Software, Other Games Software, Other Media Equipment Manufacturing, Video Multimedia Semiconductors, Virtual Reality Design and Engineering Software and Virtual Reality Equipment.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares On-Demand ETF from October 26, 2021 to May 31, 2022, assuming the reinvestment of distributions.

Cumulative Total Return as of 05/31/22

Since Inception (10/26/21)
ProShares On-Demand ETF	-45.66%
FactSet On-Demand Index	-45.52%

Expense Ratios**

Fund	Gross	Net
ProShares On-Demand ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated September 27, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Activision Blizzard, Inc.	9.7%
Take-Two Interactive Software, Inc.	8.4%
Electronic Arts, Inc.	7.9%
Nexon Co. Ltd.	6.5%
Meituan	5.5%

FactSet On-Demand
Index – Composition

% of Index
Communication Services	71.2%
Consumer Discretionary	19.5%
Industrials	7.6%
Information Technology	1.7%

FactSet On-Demand
Index – Country

United States	49.1%
Japan	13.4%
China	11.3%
South Korea	8.6%
Luxembourg	3.5%
Sweden	3.1%
France	3.0%
Netherlands	2.5%
Germany	2.4%
Others	1.6%
Singapore	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: OND On-Demand ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Online Retail ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Online Retail Index (the "Index"). For the year ended May 31 2022, the Fund had a total return of –53.95%1. For the same period, the Index had a total return of –53.75%2 and a volatility of 40.78%. For the period, the Fund had an average daily volume of 82,873 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Solactive AG. The Index is designed to measure the performance of publicly traded companies that principally sell online or through other non-store sales channels, such as through mobile or app purchases, rather than through "brick and mortar" store locations ("Online Retailers"). The Index may include U.S. and non-U.S. companies. To be included in the Index, an online retailer's securities must be listed on a U.S. stock exchange, must have a minimum market capitalization of $500 million and must meet certain liquidity requirements. Non-U.S. companies may not make up more than 25% of the Index. Companies are weighted in the Index using a modified market capitalization approach.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Online Retail ETF from July 13, 2018 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (7/13/18)
ProShares Online Retail ETF	-53.95%	-3.15%
ProShares Online Retail Index	-53.75%	-2.64%

Expense Ratios**

Fund	Gross	Net
ProShares Online Retail ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	24.4%
Alibaba Group Holding Ltd. (ADR)	13.0%
eBay, Inc.	5.1%
JD.com, Inc. (ADR)	3.7%
DoorDash, Inc., Class A	3.0%

ProShares Online Retail
Index – Composition

% of Index
Consumer Discretionary	96.1%
Communication Services	2.5%
Health Care	1.2%
Consumer Staples	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ONLINE RETAIL ETF ONLN :: XXVII

ProShares Pet Care ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet Pet Care Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –26.74%1. For the same period, the Index had a total return of –26.44%2 and a volatility of 21.80%. For the period, the Fund had an average daily volume of 29,357 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index consists of U.S. and international companies that potentially stand to benefit from interest in, and resources spent on, pet ownership. The Fund intends to hold each security in approximately the same proportion as its weighting in the Index. The Index consists primarily of companies whose principal business is pet-care related (i.e., they derive significant revenue from pet care-related products or services), as determined in accordance with the Index methodology. The Index is owned and administered by FactSet Research Systems, Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Pet Care ETF from November 5, 2018 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (11/5/18)
ProShares Pet Care ETF	-26.74%	10.62%
FactSet Pet Care IndexTM	-26.44%	11.23%

Expense Ratios**

Fund	Gross	Net
ProShares Pet Care ETF	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
IDEXX Laboratories, Inc.	10.2%
Elanco Animal Health, Inc.	10.0%
Zoetis, Inc.	9.8%
Dechra Pharmaceuticals plc	8.2%
Freshpet, Inc.	5.6%

FactSet Pet Care Index – Composition

% of Index
Health Care	59.7%
Consumer Staples	19.3%
Consumer Discretionary	16.6%
Financials	4.4%

FactSet Pet Care Index – Country

% of Index
United States	70.2%
United Kingdom	14.6%
Switzerland	4.2%
Sweden	3.4%
France	2.9%
Canada	1.6%
Brazil	1.4%
Finland	1.0%
Japan	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: PAWZ PET CARE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Russell 2000 Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 2000® Dividend Growth Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –4.80%1. For the same period, the Index had a total return of –4.41%2 and a volatility of 17.18%. For the period, the Fund had an average daily volume of 50,532 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 2000 Index, have increased dividend payments each year for at least 10 consecutive years and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Russell 2000 Dividend Growers ETF from February 3, 2015 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (2/3/15)
ProShares Russell 2000 Dividend Growers ETF	-4.80%	5.42%	8.36%
Russell 2000 Dividend Growth Index	-4.41%	5.90%	8.84%

Expense Ratios**

Fund	Gross	Net
ProShares Russell 2000 Dividend Growers ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Griffon Corp.	1.6%
Southwest Gas Holdings, Inc.	1.5%
BancFirst Corp.	1.4%
Neenah, Inc.	1.3%
Insperity, Inc.	1.3%

Russell 2000 Dividend Growth
Index – Composition

% of Index
Financials	29.4%
Industrials	19.8%
Utilities	18.6%
Materials	11.8%
Consumer Staples	9.5%
Health Care	3.3%
Real Estate	3.2%
Communication Services	2.4%
Consumer Discretionary	1.0%
Information Technology	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: XXIX

ProShares Russell U.S. Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 3000® Dividend Elite Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –0.79%1. For the same period, the Index had a total return of –0.43%2 and a volatility of 14.46%. For the period, the Fund had an average daily volume of 1,666 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market, have increased dividend payments each year for at least 35 years and meet certain liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Russell U.S. Dividend Growers ETF from November 5, 2019 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (11/5/19)
ProShares Russell U.S. Dividend Growers ETF	-0.79%	9.05%
Russell 3000® Dividend Elite Index	-0.43%	9.56%

Expense Ratios**

Fund	Gross	Net
ProShares Russell U.S. Dividend Growers ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
RLI Corp.	1.8%
National Fuel Gas Co.	1.8%
Genuine Parts Co.	1.7%
Universal Corp.	1.7%
Consolidated Edison, Inc.	1.7%

Russell 3000 Dividend Elite
Index – Composition

% of Index
Consumer Staples	22.8%
Industrials	17.9%
Utilities	13.8%
Materials	13.2%
Financials	12.5%
Consumer Discretionary	7.6%
Health Care	6.1%
Communication Services	2.9%
Information Technology	1.7%
Real Estate	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: TMDV RUSSELL U.S. DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500®/MarketAxess® Investment Grade Corporate Bond Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –10.65%1. For the same period, the Index had a total return of –10.23%2 and a volatility of 7.44%. For the period, the Fund had an average daily volume of 2,724 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Fund seeks to invest substantially all of its assets in the bonds included in the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index consists exclusively of investment grade bonds issued by companies in the S&P500, the most widely used U.S. equity benchmark.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Bond ETF from May 1, 2018 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (5/1/18)
ProShares S&P 500® Bond ETF	-10.65%	2.53%
S&P 500®/MarketAxess® Investment Grade Corporate Bond Index	-10.23%	2.67%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Bond ETF	0.15%	0.15%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/21

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	98%
Total Exposure	98%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Goldman Sachs Group, Inc. (The), 3.85%, due 01/26/27	1.8%
General Motors Co., 6.80%, due 10/01/27	1.4%
Johnson & Johnson, 2.95%, due 03/03/27	1.3%
Chevron Corp., 2.24%, due 05/11/30	1.3%
Comcast Corp., 3.15%, due 03/01/26	1.3%

S&P 500®/MarketAxess® Investment
Grade Corporate Bond
Index – Composition

% of Index
Industrials	66.7%
Financials	22.1%
Utilities	11.1%
Others	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® BOND ETF SPXB :: XXXI

ProShares S&P 500® Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of 1.72%1. For the same period, the Index had a total return of 2.09%2 and a volatility of 14.88%. For the period, the Fund had an average daily volume of 550,787 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500 Aristocrats ETF from October 9, 2013 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (10/9/13)
ProShares S&P 500® Dividend Aristocrats ETF	1.72%	12.25%	12.33%
S&P 500 Dividend Aristocrats Index	2.09%	12.69%	12.77%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Dividend Aristocrats ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Albemarle Corp.	2.1%
Amcor plc	1.8%
Exxon Mobil Corp.	1.8%
Sherwin-Williams Co. (The)	1.8%
Expeditors International of Washington, Inc.	1.8%

S&P 500 Dividend Aristocrats
Index – Composition

% of Index
Consumer Staples	21.2%
Industrials	18.8%
Materials	13.4%
Financials	10.8%
Health Care	10.7%
Consumer Discretionary	7.5%
Utilities	4.9%
Information Technology	4.8%
Real Estate	4.3%
Energy	3.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: NOBL S&P 500® DIVIDEND ARISTOCRATS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Ex-Energy ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Energy Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –2.61%1. For the same period, the Index had a total return of –2.44%2 and a volatility of 18.40%. For the period, the Fund had an average daily volume of 755 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Energy Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Energy ETF from September 22, 2015 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Energy ETF	-2.61%	13.28%	14.09%
S&P 500® Ex-Energy Index	-2.44%	13.59%	14.42%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Energy ETF	0.13%	0.09%

**Reflects the expense ratio as reported in the Prospectus dated February 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	6.9%
Microsoft Corp.	6.1%
Amazon.com, Inc.	3.2%
Alphabet, Inc., Class A	2.1%
Tesla, Inc.	1.9%

S&P 500 Ex-Energy Index – Composition

% of Index
Information Technology	28.5%
Health Care	15.1%
Financials	11.8%
Consumer Discretionary	11.4%
Communication Services	9.3%
Industrials	8.2%
Consumer Staples	6.8%
Utilities	3.1%
Materials	2.9%
Real Estate	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-ENERGY ETF SPXE :: XXXIII

ProShares S&P 500® Ex-Financials ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Financials and Real Estate Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –0.03%1. For the same period, the Index had a total return of 0.19%2 and a volatility of 18.51%. For the period, the Fund had an average daily volume of 394 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Financials and Real Estate Sectors. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Financials ETF from September 22, 2015 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Financials ETF	-0.03%	13.55%	14.15%
S&P 500® Ex-Financials and Real Estate Index	0.19%	13.83%	14.46%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Financials ETF	0.13%	0.09%

**Reflects the expense ratio as reported in the Prospectus dated February 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	7.7%
Microsoft Corp.	6.8%
Amazon.com, Inc.	3.5%
Alphabet, Inc., Class A	2.3%
Tesla, Inc.	2.1%

S&P 500 Ex-Financials and Real Estate
Index – Composition

% of Index
Information Technology	31.5%
Health Care	16.7%
Consumer Discretionary	12.7%
Communication Services	10.2%
Industrials	9.0%
Consumer Staples	7.6%
Energy	5.6%
Utilities	3.5%
Materials	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: SPXN S&P 500® EX-FINANCIALS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Ex-Health Care ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Health Care Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –1.83%1. For the same period, the Index had a total return of –1.66%2 and a volatility of 19.22%. For the period, the Fund had an average daily volume of 171 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Health Care Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Health Care ETF from September 22, 2015 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Health Care ETF	-1.83%	13.01%	14.07%
S&P 500® Ex-Health Care Index	-1.66%	13.31%	14.41%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Health Care ETF	0.13%	0.09%

**Reflects the expense ratio as reported in the Prospectus dated February 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	7.7%
Microsoft Corp.	6.8%
Amazon.com, Inc.	3.5%
Alphabet, Inc., Class A	2.3%
Alphabet, Inc., Class C	2.1%

S&P 500 Ex-Health Care
Index – Composition

% of Index
Information Technology	31.6%
Financials	13.1%
Consumer Discretionary	12.7%
Communication Services	10.3%
Industrials	9.1%
Consumer Staples	7.6%
Energy	5.6%
Utilities	3.5%
Materials	3.3%
Real Estate	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-HEALTH CARE ETF SPXV :: XXXV

ProShares S&P 500® Ex-Technology ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of –1.25%1. For the same period, the Index had a total return of 2.47%2 and a volatility of 15.62%. For the period, the Fund had an average daily volume of 1,031 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Information Technology Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Technology ETF from September 22, 2015 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through September 21, 2018 reflects the performance of the S&P 500 Ex-Information Technology & Telecommunication Services Index. Index performance beginning on September 22, 2018 reflects the performance of the S&P 500 Ex-Information Technology Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (9/22/15)
ProShares S&P 500® Ex-Technology ETF	-1.25%	10.50%	11.15%
S&P 500 Ex-Information Technology Index	2.47%	11.01%	11.62%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Technology ETF	0.13%	0.09%

**Reflects the expense ratio as reported in the Prospectus dated February 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	4.1%
Alphabet, Inc., Class A	2.7%
Alphabet, Inc., Class C	2.5%
Tesla, Inc.	2.5%
Berkshire Hathaway, Inc., Class B	2.3%

S&P 500 Ex-Information Technology
Index – Composition

% of Index
Health Care	19.7%
Financials	15.4%
Consumer Discretionary	14.9%
Communication Services	12.1%
Industrials	10.7%
Consumer Staples	8.9%
Energy	6.6%
Utilities	4.1%
Materials	3.8%
Real Estate	3.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVI :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P Kensho Cleantech ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P Kensho Cleantech Index (the "Index"). From inception on September 29, 2021 to May 31, 2022, the Fund had a total return of –23.73%1. For the same period, the Index had a total return of –23.50%2 and a volatility of 45.697%. For the period, the Fund had an average daily volume of 1,677 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index selects companies focused on building the technologies or products that enable the generation of clean energy, such as solar, wind, geothermal, hydrogen, and hydroelectric. The Index is constructed and maintained by S&P Dow Jones Indices LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P Kensho Cleantech ETF from September 29, 2021 to May 31, 2022, assuming the reinvestment of distributions.

Cumulative Total Return as of 05/31/22

	Since Inception (9/29/21)
ProShares S&P Kensho Cleantech ETF	-23.73	%**
S&P Kensho Cleantech Index	-23.50%

Expense Ratios***

Fund	Gross	Net
ProShares S&P Kensho Cleantech ETF	0.58%	0.58%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated September 27, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Array Technologies, Inc.	4.0%
Sunnova Energy International, Inc.	3.7%
Bloom Energy Corp., Class A	3.7%
Enphase Energy, Inc.	3.7%
Sunrun, Inc.	3.6%

S&P Kensho Cleantech
Index – Composition

% of Index
Industrials	46.2%
Information Technology	34.7%
Utilities	11.1%
Materials	4.4%
Consumer Discretionary	3.6%

S&P Kensho Cleantech
Index – Country

% of Index
United States	74.5%
China	12.4%
Canada	6.7%
Singapore	3.6%
India	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P KENSHO CLEANTECH ETF CTEX :: XXXVII

ProShares S&P Kensho Smart Factories ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P Kensho Smart Factories Index (the "Index"). From inception on September 29, 2021 to May 31, 2022, the Fund had a total return of –19.24%1. For the same period, the Index had a total return of –18.90%2 and a volatility of 26.70%. For the period, the Fund had an average daily volume of 963 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index selects companies focused on building the technology empowering the digitalization of manufacturing activities. The Index is constructed and maintained by S&P Dow Jones Indices LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P Kensho Smart Factories ETF from September 29, 2021 to May 31, 2022, assuming the reinvestment of distributions.

Cumulative Total Return as of 05/31/22

Since Inception (9/29/21)
ProShares S&P Kensho Smart Factories ETF	-19.24%
S&P Kensho Smart Factories Index	-18.90%

Expense Ratios**

Fund	Gross	Net
ProShares S&P Kensho Smart Factories ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated September 27, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Autodesk, Inc.	5.3%
ABB Ltd. (ADR)	5.3%
PTC, Inc.	5.2%
Emerson Electric Co.	5.0%
Rockwell Automation, Inc.	5.0%

S&P Kensho Smart Factories
Index – Composition

% of Index
Information Technology	72.1%
Industrials	21.4%
Communication Services	6.5%

S&P Kensho Smart Factories
Index – Country

% of Index
United States	78.9%
Switzerland	5.3%
South Korea	5.0%
China	3.1%
Germany	3.1%
Israel	3.1%
Turkey	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVIII :: MAKX S&P KENSHO SMART FACTORIES ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P MidCap 400® Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Dividend Aristocrats Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of 0.71%1. For the same period, the Index had a total return of 1.14%2 and a volatility of 15.98%. For the period, the Fund had an average daily volume of 43,015 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index, and have increased dividend payments each year for at least 15 years. The Index contains a minimum of 40 stocks which are equally weighted. No single sector is allowed to comprise more than 30% of the Index weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P MidCap 400 Dividend Aristocrats ETF from February 3, 2015 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Since Inception (2/3/15)
ProShares S&P MidCap 400® Dividend Aristocrats ETF	0.71%	9.45%	10.56%
S&P MidCap 400 Dividend Aristocrats Index	1.14%	9.89%	10.97%

Expense Ratios**

Fund	Gross	Net
ProShares S&P MidCap 400® Dividend Aristocrats ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Ryder System, Inc.	2.5%
Perrigo Co. plc	2.5%
UGI Corp.	2.4%
United Bankshares, Inc.	2.3%
Prosperity Bancshares, Inc.	2.3%

S&P MidCap 400 Dividend Aristocrats
Index – Composition

% of Index
Financials	27.2%
Utilities	21.1%
Industrials	19.0%
Materials	11.9%
Consumer Staples	7.9%
Consumer Discretionary	6.4%
Health Care	2.4%
Communication Services	2.1%
Real Estate	2.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF REGL :: XXXIX

ProShares S&P Technology Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P® Technology Dividend Aristocrats® Index (the "Index"). For the year ended May 31, 2022, the Fund had a total return of 2.48%1. For the same period, the Index had a total return of 2.97%2 and a volatility of 20.61%. For the period, the Fund had an average daily volume of 9,509 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies from the U.S. technology sector and select U.S. technology-related companies from the communication services and consumer discretionary sectors. To be included in the Index, a company must have increased dividend payments each year for at least 7 years, its shares must be listed on a U.S. national securities exchange, and it must meet certain minimum liquidity requirements.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P Technology Dividend Aristocrats Index from November 5, 2019 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (11/5/19)
ProShares S&P Technology Dividend Aristocrats ETF	2.48%	17.63%
S&P Technology Dividend Aristocrats Index	2.97%	18.16%

Expense Ratios**

Fund	Gross	Net
ProShares S&P Technology Dividend Aristocrats ETF	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Avnet, Inc.	3.2%
Littelfuse, Inc.	3.0%
Lam Research Corp.	2.8%
KLA Corp.	2.7%
Microchip Technology, Inc.	2.7%

S&P Technology Dividend Aristocrats
Index – Composition

% of Index
Information Technology	95.2%
Communication Services	2.6%
Consumer Discretionary	2.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XL :: TDV S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Smart Materials ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Solactive Smart Materials Index (the "Index"). From inception on October 26, 2021 to May 31, 2022, the Fund had a total return of –11.20%1. For the same period, the Index had a total return of –11.10%2 and a volatility of 20.21%. For the period, the Fund had an average daily volume of 2,377 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index selects companies focused on making or applying industrial innovations which allow for improved products, processes, or techniques through advanced, responsive, or intelligent materials. The Index is constructed and maintained by Solactive AG.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Smart Materials ETF from October 26, 2021 to May 31, 2022, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/22

Since Inception (10/26/21)
ProShares Smart Materials ETF	-11.20%
Solactive Smart Materials Index	-11.10%

Expense Ratios**

Fund	Gross	Net
ProShares Smart Materials ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated September 27, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Chemours Co. (The)	5.6%
Cabot Corp.	4.9%
Axalta Coating Systems Ltd.	4.6%
Huntsman Corp.	4.6%
RPM International, Inc.	4.6%

Smart Materials
Index – Composition

% of Index
Materials	65.0%
Information Technology	25.7%
Industrials	9.3%

Smart Materials
Index – Country

% of Index
United States	58.1%
South Korea	17.0%
France	7.5%
Japan	4.4%
Belgium	4.4%
Netherlands	4.3%
Switzerland	3.8%
Canada	0.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SMART MATERIALS ETF TINT :: XLI

ProShares Supply Chain Logistics ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet Supply Chain Logistics Index (the "Index"). From inception on April 6, 2022 to May 31, 2022, the Fund had a total return of 0.29%1. For the same period, the Index had a total return of 0.30%2 and a volatility of 17.35%. For the period, the Fund had an average daily volume of 3,065 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index consists of companies involved in the supply chain logistics required to move raw materials, intermediate goods, and finished products around the globe. Supply chain logistics includes activities such as the provision of logistics support, logistics software, rail and air freight, trucking, and sea shipping. The Index is owned and administered by FactSet Research Systems, Inc.

As the ProShares Supply Chain Logistics ETF does not have more than six months of operating results, a line graph of a $10,000 investment and total return table are not presented.

Expense Ratios**

Fund	Gross	Net
ProShares Supply Chain Logistics ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated April 1, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Canadian Pacific Railway Ltd.	5.2%
Evergreen Marine Corp. Taiwan Ltd.	4.9%
Amadeus IT Group SA	4.8%
FedEx Corp.	4.7%
Union Pacific Corp.	4.6%

FactSet Supply Chain Logistics
Index – Composition

% of Index
Industrials	94.8%
Information Technology	4.8%
Health Care	0.4%

FactSet Supply Chain Logistics
Index – Country

% of Index
United States	42.2%
Taiwan	9.7%
Others	8.4%
Canada	7.1%
China	7.0%
Spain	4.8%
Australia	4.7%
Japan	4.7%
Denmark	4.0%
Switzerland	3.9%
Germany	3.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLII :: SUPL SUPPLY CHAIN LOGISTICS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XLIII

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2022.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2022.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Big Data Refiners ETF
Actual	$1,000.00	$603.00	$2.32	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Bitcoin Strategy ETF
Actual	$1,000.00	$536.60	$3.68	0.96%
Hypothetical	$1,000.00	$1,020.14	$4.84	0.96%
Decline of the Retail Store ETF
Actual	$1,000.00	$1,096.70	$3.40	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
DJ Brookfield Global Infrastructure ETF
Actual	$1,000.00	$1,123.70	$2.38	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Equities for Rising Rates ETF
Actual	$1,000.00	$1,118.70	$1.85	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
Global Listed Private Equity ETF
Actual	$1,000.00	$863.00	$2.79	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
Hedge Replication ETF
Actual	$1,000.00	$938.70	$4.59	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
High Yield-Interest Rate Hedged
Actual	$1,000.00	$1,009.10	$2.50	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%

XLIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Inflation Expectations ETF
Actual	$1,000.00	$1,098.70	$1.67	0.32%
Hypothetical	$1,000.00	$1,023.34	$1.61	0.32%
Investment Grade-Interest Rate Hedged
Actual	$1,000.00	$972.10	$1.48	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%
K-1 Free Crude Oil Strategy ETF
Actual	$1,000.00	$1,739.30	$5.05	0.74%
Hypothetical	$1,000.00	$1,021.24	$3.73	0.74%
Large Cap Core Plus
Actual	$1,000.00	$946.40	$2.18	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Long Online/Short Stores ETF
Actual	$1,000.00	$592.10	$2.58	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
Merger ETF
Actual	$1,000.00	$978.50	$3.70	0.75%
Hypothetical	$1,000.00	$1,021.19	$3.78	0.75%
Metaverse ETF (a)
Actual	$1,000.00	$888.80	$1.16	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
MSCI EAFE Dividend Growers ETF
Actual	$1,000.00	$838.40	$2.29	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
MSCI Emerging Markets Dividend Growers ETF
Actual	$1,000.00	$916.70	$2.87	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
MSCI Europe Dividend Growers ETF
Actual	$1,000.00	$845.50	$2.53	0.55%
Hypothetical	$1,000.00	$1,022.19	$2.77	0.55%
MSCI Transformational Changes ETF
Actual	$1,000.00	$772.40	$1.99	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Nanotechnology ETF
Actual	$1,000.00	$785.50	$2.58	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Nasdaq-100 Dorsey Wright Momentum ETF
Actual	$1,000.00	$776.20	$2.57	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
On-Demand ETF
Actual	$1,000.00	$606.00	$2.32	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XLV

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Online Retail ETF
Actual	$1,000.00	$550.30	$2.24	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Pet Care ETF
Actual	$1,000.00	$747.30	$2.18	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
Russell 2000 Dividend Growers ETF
Actual	$1,000.00	$1,005.10	$2.00	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
Russell U.S. Dividend Growers ETF
Actual	$1,000.00	$1,012.50	$1.76	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
S&P 500® Bond ETF
Actual	$1,000.00	$872.70	$0.70	0.15%
Hypothetical	$1,000.00	$1,024.18	$0.76	0.15%
S&P 500® Dividend Aristocrats ETF
Actual	$1,000.00	$1,008.50	$1.75	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
S&P 500® Ex-Energy ETF
Actual	$1,000.00	$891.30	$0.75	0.16%
Hypothetical	$1,000.00	$1,024.13	$0.81	0.16%
S&P 500® Ex-Financials ETF
Actual	$1,000.00	$906.00	$0.76	0.16%
Hypothetical	$1,000.00	$1,024.13	$0.81	0.16%
S&P 500® Ex-Health Care ETF
Actual	$1,000.00	$894.50	$0.76	0.16%
Hypothetical	$1,000.00	$1,024.13	$0.81	0.16%
S&P 500® Ex-Technology ETF
Actual	$1,000.00	$943.90	$0.73	0.15%
Hypothetical	$1,000.00	$1,024.18	$0.76	0.15%
S&P Kensho Cleantech ETF
Actual	$1,000.00	$685.50	$2.44	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
S&P Kensho Smart Factories ETF
Actual	$1,000.00	$806.30	$2.61	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
S&P MidCap 400® Dividend Aristocrats ETF
Actual	$1,000.00	$1,046.30	$2.04	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
S&P Technology Dividend Aristocrats ETF
Actual	$1,000.00	$937.90	$2.17	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%

XLVI :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Smart Materials ETF
Actual	$1,000.00	$905.70	$2.76	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Supply Chain Logistics ETF (b)
Actual	$1,000.00	$1,002.90	$0.88	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(a)  The Fund commenced operations on March 15, 2022. Actual Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 77 divided by 365 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

(b)  The Fund commenced operations on April 06, 2022. Actual Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 55 divided by 365 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XLVII

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SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: 1

Investments	Shares	Value
Common Stocks — 99.8%
Commercial Services & Supplies — 0.6%
Sato Holdings Corp.	953	$14,073
Communications Equipment — 3.7%
NetScout Systems, Inc.*	2,638	90,563
Diversified Consumer Services — 1.0%
2U, Inc.*	2,709	25,248
Electronic Equipment, Instruments & Components — 4.0%
Zebra Technologies Corp., Class A*	286	96,722
IT Services — 7.7%
Appen Ltd.	4,015	18,585
MongoDB, Inc.*	374	88,694
Snowflake, Inc., Class A*	487	62,165
SolarWinds Corp.	1,342	15,621
		185,065
Software — 82.8%
Alteryx, Inc., Class A*	2,171	120,816
CommVault Systems, Inc.*	1,636	99,812
Confluent, Inc., Class A*	2,221	46,930
Copperleaf Technologies, Inc.*	1,667	10,807
Couchbase, Inc.*(a)	860	12,195
Datadog, Inc., Class A*	1,024	97,679
Datto Holding Corp.*	1,008	35,391
Domo, Inc., Class B*	1,050	33,474
Dynatrace, Inc.*	2,841	107,020
Elastic NV*	1,493	92,043
Five9, Inc.*	1,308	126,497
Informatica, Inc., Class A*(a)	3,827	78,071
InterDigital, Inc.	1,116	72,864
LivePerson, Inc.*	2,448	41,077
MicroStrategy, Inc., Class A*(a)	267	70,672
New Relic, Inc.*	1,629	76,335
Nice Ltd.*	572	115,507
Nutanix, Inc., Class A*	5,215	84,483
Investments	Shares	Value
Common Stocks (continued)
Palantir Technologies, Inc., Class A*	8,863	$76,931
Splunk, Inc.*	1,473	151,071
Sumo Logic, Inc.*	2,894	23,470
Teradata Corp.*	3,925	150,838
Tyler Technologies, Inc.*	335	119,200
Zendesk, Inc.*	1,736	158,757
		2,001,940
Total Common Stocks (Cost $3,944,222)		2,413,611
Securities Lending Reinvestments (b) — 6.4%
Investment Companies — 6.4%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $153,820)	153,820	153,820
Total Investments — 106.2% (Cost $4,098,042)		2,567,431
Liabilities in excess of other assets — (6.2%)		(150,015)
Net Assets — 100.0%		$2,417,416

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $160,639, collateralized in the form of cash with a value of $153,820 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $153,820.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,232
Aggregate gross unrealized depreciation	(1,556,843)
Net unrealized depreciation	$(1,530,611)
Federal income tax cost	$4,098,042

Big Data Refiners ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	93.2%
Israel	4.8%
Australia	0.8%
Japan	0.6%
Canada	0.4%
Other[a]	0.2%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

2 :: DAT BIG DATA REFINERS ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 36.3%
U.S. Treasury Obligations — 36.3%
U.S. Treasury Bills 1.01%, 8/18/2022 (a) (Cost $299,346,100)	$300,000,000	$299,321,562
Total Investments — 36.3% (Cost $299,346,100)		299,321,562
Other assets less liabilities — 63.7%		524,601,514
Net Assets — 100.0%		$823,923,076

(a)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,096,016
Aggregate gross unrealized depreciation	(16,026,326)
Net unrealized depreciation	$(1,930,310)
Federal income tax cost	$299,346,100

Futures Contracts Purchased

Bitcoin Strategy ETF had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
CME Bitcoin Futures	3,813	6/24/2022	USD	$603,407,250	$(16,001,788)
CME Bitcoin Futures	1,389	7/29/2022	USD	220,399,575	14,096,016
					$(1,905,772)

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: BITCOIN STRATEGY ETF BITO :: 3

Investments	Principal Amount	Value
Short-Term Investments — 80.5%
Repurchase Agreements (a) — 80.5%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $8,114,880 (Cost $8,114,718)	$8,114,718	$8,114,718
Total Investments — 80.5% (Cost $8,114,718)		8,114,718
Other assets less liabilities — 19.5%		1,964,705
Net Assets — 100.0%		$10,079,423

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$817,692
Aggregate gross unrealized depreciation	(163,064)
Net unrealized appreciation	$654,628
Federal income tax cost	$8,114,718

Swap Agreementsa

Decline of the Retail Store ETF had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,578,326)	11/6/2023	BNP Paribas SA	(0.78)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(163,064)	—	163,064	—
(995,677)	3/7/2023	Goldman Sachs International	0.17%	Solactive- ProShares Bricks and Mortar Retail Store Index	159,440	(159,440)	—	—
(4,118,552)	3/7/2023	Societe Generale	(0.08)%	Solactive- ProShares Bricks and Mortar Retail Store Index	614,903	(614,903)	—	—
				Solactive- ProShares Bricks and Mortar Retail
(385,135)	11/7/2022	UBS AG	(0.58)%	Store Index	43,349	—	—	43,349
(10,077,690)					654,628
				Total Unrealized Appreciation	817,692
				Total Unrealized Depreciation	(163,064)
See accompanying notes to the financial statements.

4 :: EMTY DECLINE OF THE RETAIL STORE ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: DECLINE OF THE RETAIL STORE ETF EMTY :: 5

Investments	Shares	Value
Common Stocks — 90.9%
Construction & Engineering — 4.7%
Ferrovial SA	56,894	$1,466,496
Vinci SA	59,263	5,705,603
		7,172,099
Diversified Telecommunication Services — 2.9%
Cellnex Telecom SA (a)	65,563	2,958,288
China Tower Corp. Ltd., Class H (a)	4,910,062	575,652
Helios Towers plc*	44,733	64,147
Infrastrutture Wireless Italiane SpA (a)(b)	40,752	453,462
RAI Way SpA (a)	10,118	58,167
Vantage Towers AG	10,761	336,177
		4,445,893
Electric Utilities — 9.2%
Edison International	36,429	2,546,751
Elia Group SA/NV (b)	3,865	636,083
Elmera Group ASA (c)	10,425	26,584
Eversource Energy	32,973	3,044,067
Fortis, Inc. (b)	54,468	2,746,977
Hydro One Ltd. (a)	34,998	976,187
PG&E Corp.*	144,925	1,768,085
Red Electrica Corp. SA	49,653	1,028,253
Terna — Rete Elettrica Nazionale	161,656	1,369,276
		14,142,263
Equity Real Estate Investment Trusts (REITs) — 14.8%
American Tower Corp.	43,742	11,203,638
Crown Castle International Corp.	41,512	7,872,751
SBA Communications Corp.	10,448	3,516,901
		22,593,290
Gas Utilities — 9.1%
APA Group	135,348	1,105,368
Atmos Energy Corp.	12,990	1,510,867
Beijing Enterprises Holdings Ltd.	51,209	179,459
Brookfield Infrastructure Corp., Class A	4,029	284,246
Chesapeake Utilities Corp.	1,679	224,264
China Gas Holdings Ltd.	268,326	400,068
China Resources Gas Group Ltd.	99,022	414,527
Enagas SA	28,160	644,226
ENN Energy Holdings Ltd.	86,017	1,318,667
Hong Kong & China Gas Co. Ltd.	1,241,488	1,404,885
Italgas SpA	55,159	355,888
Kunlun Energy Co. Ltd.	446,041	384,244
Naturgy Energy Group SA	37,819	1,142,501
New Jersey Resources Corp.	9,451	433,990
Northwest Natural Holding Co.	3,029	164,444
Investments	Shares	Value
Common Stocks (continued)
ONE Gas, Inc.	5,218	$454,070
Snam SpA	235,548	1,368,040
Southwest Gas Holdings, Inc.	6,302	586,905
Spire, Inc.	5,062	396,355
Toho Gas Co. Ltd.	10,691	230,537
Tokyo Gas Co. Ltd.	47,049	917,699
Towngas Smart Energy Co. Ltd.*	100,617	50,262
		13,971,512
Media — 0.4%
Eutelsat Communications SA	19,072	226,246
SES SA, ADR	43,575	415,874
		642,120
Multi-Utilities — 12.1%
ACEA SpA	4,503	81,795
CenterPoint Energy, Inc.	60,401	1,935,852
Consolidated Edison, Inc.	33,977	3,372,557
National Grid plc	445,364	6,571,689
NiSource, Inc.	37,436	1,177,362
NorthWestern Corp.	5,194	318,236
Sempra Energy	30,672	5,025,914
Unitil Corp.	1,560	90,184
		18,573,589
Oil, Gas & Consumable Fuels — 24.6%
Antero Midstream Corp.	31,767	344,990
Cheniere Energy, Inc.	22,652	3,098,114
Enbridge, Inc.	232,797	10,754,104
EnLink Midstream LLC*	24,840	283,176
Gibson Energy, Inc.	16,847	356,826
Hess Midstream LP, Class A	3,908	127,362
Keyera Corp.	25,394	676,785
Kinder Morgan, Inc.	187,297	3,687,878
Koninklijke Vopak NV	7,512	215,322
ONEOK, Inc.	42,766	2,816,141
Pembina Pipeline Corp. (b)	63,092	2,543,932
Plains GP Holdings LP, Class A*	18,962	226,785
Targa Resources Corp.	21,953	1,581,055
TC Energy Corp.	112,691	6,522,598
Williams Cos., Inc. (The)	116,701	4,324,939
		37,560,007
Transportation Infrastructure — 8.2%
Aena SME SA*(a)	8,445	1,288,750
Aeroports de Paris*	2,908	434,410
Atlantia SpA	57,786	1,400,156
Atlas Arteria Ltd.	108,501	559,855
Auckland International Airport Ltd.*	136,631	665,935
See accompanying notes to the financial statements.

6 :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Beijing Capital International Airport Co. Ltd., Class H*	188,699	$110,615
China Merchants Port Holdings Co. Ltd.	150,854	286,052
COSCO SHIPPING Ports Ltd.	170,953	128,751
Flughafen Zurich AG (Registered)*	2,185	369,026
Fraport AG Frankfurt Airport Services Worldwide*	4,183	236,658
Getlink SE	49,846	959,206
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3,725	215,156
Grupo Aeroportuario del Pacifico SAB de CV, ADR	3,985	599,264
Grupo Aeroportuario del Sureste SAB de CV, ADR	2,229	484,339
Hainan Meilan International Airport Co. Ltd.*(b)	13,491	27,370
Hamburger Hafen und Logistik AG	2,204	38,615
Hutchison Port Holdings Trust	536,243	128,698
Japan Airport Terminal Co. Ltd.*	10,582	435,659
Jiangsu Expressway Co. Ltd., Class H	138,851	143,501
Shenzhen Expressway Corp. Ltd., Class H*	70,295	74,351
Transurban Group	350,090	3,610,349
Westshore Terminals Investment Corp.	4,316	123,524
Yuexiu Transport Infrastructure Ltd.	94,771	58,695
Zhejiang Expressway Co. Ltd., Class H*	162,926	143,883
		12,522,818
Water Utilities — 4.9%
American States Water Co.	3,626	287,361
American Water Works Co., Inc.	17,406	2,632,658
Beijing Enterprises Water Group Ltd.	514,121	170,343
California Water Service Group	5,135	275,595
China Water Affairs Group Ltd.	85,100	84,697
Cia de Saneamento Basico do Estado de Sao Paulo, ADR*	39,096	376,494
Essential Utilities, Inc.	22,276	1,030,488
Pennon Group plc	31,570	398,211
Severn Trent plc	29,106	1,069,119
SJW Group	2,720	168,232
United Utilities Group plc	78,345	1,044,484
		7,537,682
Total Common Stocks (Cost $126,038,742)		139,161,273
Investments	Shares	Value
Master Limited Partnerships — 8.0%
Multi-Utilities — 0.7%
Brookfield Infrastructure Partners LP	17,158	$1,023,646
Oil, Gas & Consumable Fuels — 7.3%
Cheniere Energy Partners LP	4,729	254,279
Crestwood Equity Partners LP	6,754	196,812
DCP Midstream LP	8,989	322,795
Energy Transfer LP	230,479	2,687,385
Enterprise Products Partners LP	142,521	3,907,926
Genesis Energy LP	11,122	136,133
Holly Energy Partners LP	4,696	89,224
Magellan Midstream Partners LP	20,464	1,057,989
MPLX LP	35,974	1,185,343
NuStar Energy LP	9,366	150,324
Plains All American Pipeline LP	44,690	509,019
Shell Midstream Partners LP	12,028	170,076
Western Midstream Partners LP	18,652	515,728
		11,183,033
Total Master Limited Partnerships (Cost $12,858,321)		12,206,679
Closed End Funds — 0.5%
Capital Markets — 0.5%
3i Infrastructure plc	69,886	306,901
Hicl Infrastructure plc	220,076	490,852
Total Closed End Funds (Cost $767,597)		797,753
Securities Lending Reinvestments (d) — 2.1%
Investment Companies — 2.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $3,153,905)	3,153,905	3,153,905
	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (e) — 0.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $274,056 (Cost $274,050)	$274,050	274,050
Total Investments — 101.7% (Cost $143,092,615)		155,593,660
Liabilities in excess of other assets — (1.7%)		(2,611,769)
Net Assets — 100.0%		$152,981,891
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 7

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $3,446,739, collateralized in the form of cash with a value of $3,153,905 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $470,309 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.00%, and maturity dates ranging from August 11, 2022 - May 15, 2049. The total value of collateral is $3,624,214.

(c)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(d)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $3,153,905.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,035,865
Aggregate gross unrealized depreciation	(6,588,594)
Net unrealized appreciation	$16,447,271
Federal income tax cost	$139,146,389

DJ Brookfield Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	50.8%
Canada	17.0%
United Kingdom	6.5%
Spain	5.6%
France	4.8%
Australia	3.5%
Italy	3.3%
China	2.1%
Hong Kong	1.8%
Japan	1.0%
Mexico	0.9%
New Zealand	0.4%
Belgium	0.4%
Germany	0.4%
Luxembourg	0.3%
Brazil	0.2%
Switzerland	0.2%
Netherlands	0.1%
Singapore	0.1%
Norway	0.0%*
Other[a]	0.6%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

8 :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.7%
Aerospace & Defense — 1.3%
Textron, Inc.	21,345	$1,393,615
Airlines — 2.2%
Southwest Airlines Co.*	24,124	1,106,327
United Airlines Holdings, Inc.*	24,793	1,180,890
		2,287,217
Auto Components — 0.9%
Aptiv plc*	9,054	961,897
Automobiles — 0.9%
General Motors Co.*	24,526	948,666
Banks — 19.1%
Bank of America Corp.	73,427	2,731,485
Citizens Financial Group, Inc.	65,947	2,728,886
Huntington Bancshares, Inc.	209,223	2,904,015
JPMorgan Chase & Co.	22,630	2,992,365
M&T Bank Corp.	17,494	3,148,395
PNC Financial Services Group, Inc. (The)	16,346	2,867,252
SVB Financial Group*	5,476	2,675,409
		20,047,807
Capital Markets — 7.6%
Charles Schwab Corp. (The)	35,178	2,465,978
Raymond James Financial, Inc.	29,386	2,894,227
State Street Corp.	35,477	2,571,728
		7,931,933
Chemicals — 14.3%
Albemarle Corp.	9,836	2,561,491
Celanese Corp.	14,851	2,324,479
Dow, Inc.	33,093	2,249,662
Eastman Chemical Co.	19,344	2,130,935
LyondellBasell Industries NV, Class A	19,886	2,271,976
Mosaic Co. (The)	30,013	1,880,314
PPG Industries, Inc.	12,403	1,568,855
		14,987,712
Consumer Finance — 4.3%
American Express Co.	8,439	1,424,672
Capital One Financial Corp.	11,815	1,510,666
Synchrony Financial	43,795	1,622,167
		4,557,505
Investments	Shares	Value
Common Stocks (continued)
Containers & Packaging — 4.2%
Avery Dennison Corp.	12,366	$2,133,877
International Paper Co.	46,225	2,239,601
		4,373,478
Energy Equipment & Services — 2.7%
Schlumberger NV	61,272	2,816,061
Hotels, Restaurants & Leisure — 3.6%
Carnival Corp.*(a)	58,209	807,941
Las Vegas Sands Corp.*	27,310	968,413
Marriott International, Inc., Class A	6,242	1,071,002
MGM Resorts International	25,370	887,189
		3,734,545
Industrial Conglomerates — 1.3%
General Electric Co.	17,079	1,337,115
IT Services — 1.5%
FleetCor Technologies, Inc.*	6,523	1,622,988
Machinery — 2.9%
Parker-Hannifin Corp.	5,530	1,505,100
Westinghouse Air Brake Technologies Corp.	16,533	1,561,707
		3,066,807
Media — 0.9%
Interpublic Group of Cos., Inc. (The)	29,371	946,627
Metals & Mining — 3.2%
Freeport-McMoRan, Inc.	41,217	1,610,760
Nucor Corp.	13,584	1,799,337
		3,410,097
Oil, Gas & Consumable Fuels — 26.6%
Devon Energy Corp. (a)	42,832	3,208,117
Exxon Mobil Corp.	31,417	3,016,032
Hess Corp.	24,537	3,019,769
Marathon Oil Corp.	102,775	3,230,218
Marathon Petroleum Corp.	32,551	3,313,366
ONEOK, Inc.	37,033	2,438,623
Phillips 66	31,918	3,217,653
Pioneer Natural Resources Co.	10,420	2,896,135
Valero Energy Corp.	27,520	3,566,592
		27,906,505
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: EQUITIES FOR RISING RATES ETF EQRR :: 9

Investments	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods — 0.9%
VF Corp.	18,661	$941,634
Trading Companies & Distributors — 1.3%
United Rentals, Inc.*	4,412	1,315,570
Total Common Stocks (Cost $104,365,519)		104,587,779
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (b) — 0.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $80,596 (Cost $80,595)	$80,595	80,595
Total Investments — 99.8% (Cost $104,446,114)		104,668,374
Other assets less liabilities — 0.2%		262,191
Net Assets — 100.0%		$104,930,565

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $3,485,972, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 30, 2022 - August 15, 2050. The total value of collateral is $3,665,539.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,186,814
Aggregate gross unrealized depreciation	(6,990,145)
Net unrealized appreciation	$196,669
Federal income tax cost	$104,471,705
See accompanying notes to the financial statements.

10 :: EQRR EQUITIES FOR RISING RATES ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 86.9%
Capital Markets — 68.4%
3i Group plc	89,271	$1,428,065
Apollo Investment Corp.	14,141	175,348
Ares Capital Corp.	72,468	1,404,430
AURELIUS Equity Opportunities SE & Co. KGaA*	6,406	188,709
FS KKR Capital Corp.	59,187	1,279,623
Gimv NV	2,726	159,494
Goldman Sachs BDC, Inc.	21,385	386,855
Golub Capital BDC, Inc.	35,863	507,103
Hercules Capital, Inc.	25,997	366,038
IP Group plc	225,846	248,019
Main Street Capital Corp.	15,322	584,228
Molten Ventures plc*	28,925	195,546
New Mountain Finance Corp.	19,723	255,018
Oaktree Specialty Lending Corp.	35,544	246,675
Onex Corp.	15,936	950,856
Prospect Capital Corp.	63,529	488,538
Ratos AB, Class B	43,810	240,001
Sixth Street Specialty Lending, Inc.	16,917	350,013
SLR Investment Corp.	10,299	163,754
VNV Global AB*	26,016	88,656
		9,706,969
Diversified Financial Services — 18.5%
Compass Diversified Holdings	13,228	300,011
Eurazeo SE	8,501	656,177
Kinnevik AB, Class B*(a)	53,864	1,074,693
Wendel SE	5,792	595,374
		2,626,255
Total Common Stocks (Cost $14,212,277)		12,333,224
Closed End Funds — 12.6%
Capital Markets — 12.6%
Apax Global Alpha Ltd. (b)	92,847	214,572
HBM Healthcare Investments AG Class A*(a)	1,305	371,419
HgCapital Trust plc	93,253	447,706
Oakley Capital Investments Ltd.	37,798	183,611
Princess Private Equity Holding Ltd.	14,578	181,151
Syncona Ltd.*	145,541	385,132
Total Closed End Funds (Cost $1,572,057)		1,783,591
Securities Lending Reinvestments (c) — 0.3%
Investment Companies — 0.3%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $38,824)	38,824	38,824
Investments	Principal Amount	Value
Short-Term Investments — 0.4%
Repurchase Agreements (d) — 0.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $63,474 (Cost $63,472)	$63,472	$63,472
Total Investments — 100.2% (Cost $15,886,630)		14,219,111
Liabilities in excess of other assets — (0.2%)		(25,555)
Net Assets — 100.0%		$14,193,556

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $264,142, collateralized in the form of cash with a value of $38,824 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $243,461 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 2.88%, and maturity dates ranging from December 31, 2022 - May 15, 2043. The total value of collateral is $282,285.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $38,824.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$897,152
Aggregate gross unrealized depreciation	(3,684,151)
Net unrealized depreciation	$(2,786,999)
Federal income tax cost	$17,006,110
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: 11

Global Listed Private Equity ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	45.9%
United Kingdom	23.2%
Sweden	9.9%
France	8.8%
Canada	6.7%
Switzerland	2.6%
Germany	1.3%
Belgium	1.1%
Other[a]	0.5%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

12 :: PEX GLOBAL LISTED PRIVATE EQUITY ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 20.5%
AMC Entertainment Holdings, Inc., Class A* (Entertainment)	0.1%	1,901	$27,260
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	0.1%	1,053	45,153
Avis Budget Group, Inc.* (Road & Rail)	0.1%	151	28,732
Biohaven Pharmaceutical Holding Co. Ltd.* (Biotechnology)	0.1%	205	29,465
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	0.1%	504	29,167
Chart Industries, Inc.* (Machinery)	0.1%	134	23,568
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	0.1%	387	37,686
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	0.0%	104	18,402
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	148	23,909
EMCOR Group, Inc. (Construction & Engineering)	0.0%	197	20,809
First Financial Bankshares, Inc. (Banks)	0.0%	480	19,795
Glacier Bancorp, Inc. (Banks)	0.0%	405	19,606
Halozyme Therapeutics, Inc.* (Biotechnology)	0.1%	509	23,404
HealthEquity, Inc.* (Health Care Providers & Services)	0.0%	302	18,899
Helmerich & Payne, Inc. (Energy Equipment & Services)	0.0%	380	19,133
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	0.1%	391	24,437
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.0%	814	19,137
KBR, Inc. (Professional Services)	0.1%	519	25,825
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	0.1%	500	26,010
LHC Group, Inc.* (Health Care Providers & Services)	0.0%	113	18,833
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	0.0%	355	18,744
Livent Corp.* (Chemicals)	0.0%	597	18,979
Macy's, Inc. (Multiline Retail)	0.1%	1,110	26,252
Matador Resources Co. (Oil, Gas & Consumable Fuels)	0.1%	407	24,786
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	0.1%	539	$22,864
Murphy USA, Inc. (Specialty Retail)	0.1%	86	21,424
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	0.1%	966	54,086
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	0.1%	359	28,411
Performance Food Group Co.* (Food & Staples Retailing)	0.1%	559	24,227
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	0.0%	218	18,395
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	0.1%	880	29,876
RBC Bearings, Inc.* (Machinery)	0.0%	103	19,198
Rogers Corp.* (Electronic Equipment, Instruments & Components)	0.0%	69	18,311
Saia, Inc.* (Road & Rail)	0.0%	98	19,364
Sailpoint Technologies Holdings, Inc.* (Software)	0.0%	336	21,316
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	0.0%	125	20,526
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.0%	139	20,733
SM Energy Co. (Oil, Gas & Consumable Fuels)	0.0%	441	21,287
SouthState Corp. (Banks)	0.1%	284	22,953
Southwest Gas Holdings, Inc. (Gas Utilities)	0.1%	242	22,537
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	0.1%	3,743	34,136
STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	660	21,978
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	145	21,477
Tenet Healthcare Corp.* (Health Care Providers & Services)	0.1%	392	25,366
Tetra Tech, Inc. (Commercial Services & Supplies)	0.1%	199	26,859
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	0.0%	258	20,116
United Bankshares, Inc. (Banks)	0.0%	487	18,292
Valley National Bancorp (Banks)	0.0%	1,475	18,747
WESCO International, Inc.* (Trading Companies & Distributors)	0.0%	164	20,595
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: HEDGE REPLICATION ETF HDG :: 13

	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
WillScot Mobile Mini Holdings Corp.* (Construction & Engineering)	0.1%	768	$27,441
Other Common Stocks (a)	17.7%	390,579	7,763,677
Total Common Stocks (Cost $9,812,543)			8,972,183
		No. of Rights
Rights — 0.0% (b)
Contra Aduro Biotech I, CVR*(a)(c)(d)	0.0%	39	—
Tobira Therapeutics, Inc., CVR*(c)(d)	0.0%	10	—
Zogenix, Inc., CVR*(c)(d)	0.0%	231	157
Total Rights (Cost $117)			157
		Shares
Securities Lending Reinvestments (e) — 0.0% (b)
Investment Companies — 0.0% (b)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $9)	0.0%	9	9
		Principal Amount
Short-Term Investments — 78.7%
Repurchase Agreements (f) — 4.7%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,063,177 (Cost $2,063,136)		$2,063,136	2,063,136
U.S. Treasury Obligations — 74.0%
U.S. Treasury Bills 0.90%, 8/4/2022 (g) (Cost $32,468,327)		32,520,000	32,467,844
Total Short-Term Investments (Cost $34,531,463)			34,530,980
Total Investments — 99.2% (Cost $44,344,132)			43,503,329
Other assets less liabilities — 0.8%			358,528
Net Assets — 100.0%			$43,861,857

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $4,995, collateralized in the form of cash with a value of $9 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $5,334 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.75%, and maturity dates ranging from June 30, 2022 - November 15, 2051. The total value of collateral is $5,343.

(b)  Represents less than 0.05% of net assets.

(c)  Illiquid security.

(d)  Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $157, which represents approximately 0.00% of net assets of the Fund.

(e)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $9.

(f)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(g)  The rate shown was the current yield as of May 31, 2022.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,205,149
Aggregate gross unrealized depreciation	(3,746,677)
Net unrealized depreciation	$(2,541,528)
Federal income tax cost	$44,594,896

Futures Contracts Purchased

Hedge Replication ETF had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency		Notional Amount	Value and Unrealized Appreciation
E-Mini Euro	111	6/13/2022	USD	$	7,451,569	$121,549
See accompanying notes to the financial statements.

14 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
57,785	4/10/2023	Credit Suisse International	1.28%	Russell 2000® Total Return Index	(17,778)
830,757	4/10/2023	Credit Suisse International	1.13%	iShares® MSCI Emerging Markets ETF[f]	(158,779)
888,542					(176,557)	—	176,557	—
255,455	4/10/2023	Morgan Stanley & Co. International plc	1.28%	iShares® MSCI Emerging Markets ETF[f]	(46,952)	—	46,952	—
214,365	3/7/2023	Societe Generale	1.18%	Russell 2000® Total Return Index	(117,335)
739,655	3/7/2023	Societe Generale	1.33%	S&P 500® Total Return Index	1,060
1,243,727	3/7/2023	Societe Generale	1.33%	iShares® MSCI EAFE ETF[f]	(145,078)
1,484,174	3/7/2023	Societe Generale	0.58%	iShares® MSCI Emerging Markets ETF[f]	(298,086)
3,681,921					(559,439)	—	559,439	—
54,057	3/7/2023	UBS AG	0.83%	Russell 2000® Total Return Index	(119,846)
326,180	11/6/2023	UBS AG	0.63%	iShares® MSCI Emerging Markets ETF[f]	(435,703)
939,008	1/8/2024	UBS AG	1.03%	iShares® MSCI EAFE ETF[f]	(233,013)
1,319,245					(788,562)	—	788,562	—
6,145,163					(1,571,510)
				Total Unrealized Appreciation	1,060
				Total Unrealized Depreciation	(1,572,570)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: HEDGE REPLICATION ETF HDG :: 15

Hedge Replication ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	0.2%
Air Freight & Logistics	0.1%
Airlines	0.1%
Auto Components	0.3%
Automobiles	0.0%*
Banks	1.9%
Beverages	0.1%
Biotechnology	1.2%
Building Products	0.3%
Capital Markets	0.3%
Chemicals	0.4%
Commercial Services & Supplies	0.4%
Communications Equipment	0.1%
Construction & Engineering	0.3%
Construction Materials	0.0%*
Consumer Finance	0.2%
Containers & Packaging	0.1%
Distributors	0.0%*
Diversified Consumer Services	0.1%
Diversified Financial Services	0.0%*
Diversified Telecommunication Services	0.1%
Electric Utilities	0.1%
Electrical Equipment	0.2%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	0.3%
Entertainment	0.1%
Equity Real Estate Investment Trusts (REITs)	1.5%
Food & Staples Retailing	0.2%
Food Products	0.2%
Gas Utilities	0.3%
Health Care Equipment & Supplies	0.7%
Health Care Providers & Services	0.6%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	0.5%
Household Durables	0.4%
Household Products	0.1%
Independent Power and Renewable Electricity Producers	0.1%
Insurance	0.4%
Interactive Media & Services	0.1%
Internet & Direct Marketing Retail	0.1%
IT Services	0.3%
Leisure Products	0.1%
Life Sciences Tools & Services	0.1%
Machinery	0.7%
Marine	0.0%*
Media	0.2%
Metals & Mining	0.3%
Mortgage Real Estate Investment Trusts (REITs)	0.3%
Multiline Retail	0.1%
Multi-Utilities	0.1%
Oil, Gas & Consumable Fuels	1.4%
See accompanying notes to the financial statements.

16 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Paper & Forest Products	0.0%*
Personal Products	0.1%
Pharmaceuticals	0.3%
Professional Services	0.4%
Real Estate Management & Development	0.1%
Road & Rail	0.2%
Semiconductors & Semiconductor Equipment	0.7%
Software	1.0%
Specialty Retail	0.5%
Technology Hardware, Storage & Peripherals	0.0%*
Textiles, Apparel & Luxury Goods	0.1%
Thrifts & Mortgage Finance	0.3%
Tobacco	0.0%*
Trading Companies & Distributors	0.4%
Water Utilities	0.1%
Wireless Telecommunication Services	0.0%*
Other[a]	79.5%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: HEDGE REPLICATION ETF HDG :: 17

Investments	Principal Amount	Value
Corporate Bonds — 95.6%
Aerospace & Defense — 3.1%
Bombardier, Inc.
7.88%, 4/15/2027 (a)(b)	$1,330,000	$1,217,781
Rolls-Royce plc
5.75%, 10/15/2027 (b)	486,000	483,585
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (b)	480,000	481,200
TransDigm, Inc.
6.25%, 3/15/2026 (b)	1,281,000	1,309,925
5.50%, 11/15/2027	1,074,000	1,028,237
		4,520,728
Airlines — 3.7%
Air Canada
3.88%, 8/15/2026 (b)	494,000	460,433
American Airlines, Inc.
5.50%, 4/20/2026 (b)	1,784,000	1,763,484
5.75%, 4/20/2029 (b)	993,000	961,323
Hawaiian Brand Intellectual Property Ltd.
5.75%, 1/20/2026 (b)	522,000	514,812
United Airlines, Inc.
4.38%, 4/15/2026 (b)	421,000	407,465
4.63%, 4/15/2029 (b)	1,305,000	1,226,700
		5,334,217
Auto Components — 1.7%
Allison Transmission, Inc.
3.75%, 1/30/2031 (b)	621,000	531,789
Clarios Global LP
8.50%, 5/15/2027 (b)	837,000	834,907
Icahn Enterprises LP
6.25%, 5/15/2026	921,000	926,942
5.25%, 5/15/2027	169,000	163,384
		2,457,022
Automobiles — 0.9%
Aston Martin Capital Holdings Ltd.
10.50%, 11/30/2025 (b)	463,000	455,405
Ford Motor Co.
3.25%, 2/12/2032	957,000	803,097
		1,258,502
Building Products — 1.2%
Builders FirstSource, Inc.
4.25%, 2/1/2032 (b)	541,000	481,328
SRM Escrow Issuer LLC
6.00%, 11/1/2028 (b)	425,000	396,797
Standard Industries, Inc.
4.38%, 7/15/2030 (b)	381,000	340,995
3.38%, 1/15/2031 (b)	554,000	467,188
		1,686,308
Investments	Principal Amount	Value
Corporate Bonds (continued)
Capital Markets — 2.1%
Coinbase Global, Inc.
3.63%, 10/1/2031 (b)	$1,052,000	$712,730
Compass Group Diversified Holdings LLC
5.25%, 4/15/2029 (b)	363,000	327,510
Deutsche Bank AG
(SOFR + 2.76%), 3.73%, 1/14/2032 (c)	765,000	635,262
MSCI, Inc.
4.00%, 11/15/2029 (b)	850,000	807,134
3.88%, 2/15/2031 (b)	648,000	604,325
		3,086,961
Chemicals — 1.6%
NOVA Chemicals Corp.
4.88%, 6/1/2024 (b)	891,000	877,492
5.25%, 6/1/2027 (b)	24,000	23,344
SCIH Salt Holdings, Inc.
4.88%, 5/1/2028 (b)	377,000	350,610
Tronox, Inc.
4.63%, 3/15/2029 (b)	532,000	488,142
WR Grace Holdings LLC
5.63%, 8/15/2029 (b)	651,000	533,820
		2,273,408
Commercial Services & Supplies — 3.7%
Allied Universal Holdco LLC
6.63%, 7/15/2026 (b)	1,230,000	1,219,001
Aramark Services, Inc.
6.38%, 5/1/2025 (b)	11,000	11,192
5.00%, 2/1/2028 (a)(b)	1,392,000	1,355,808
Madison IAQ LLC
5.88%, 6/30/2029 (b)	494,000	386,555
Nielsen Finance LLC
5.63%, 10/1/2028 (b)	498,000	494,265
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (b)	1,203,000	1,189,791
6.25%, 1/15/2028 (a)(b)	200,000	184,160
Vericast Corp.
11.00%, 9/15/2026 (b)	491,000	488,545
		5,329,317
Communications Equipment — 1.0%
Avaya, Inc.
6.13%, 9/15/2028 (b)	488,000	340,275
CommScope, Inc.
6.00%, 3/1/2026 (b)	924,000	903,210
4.75%, 9/1/2029 (b)	173,000	152,146
		1,395,631
See accompanying notes to the financial statements.

18 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Construction & Engineering — 0.2%
Brand Industrial Services, Inc.
8.50%, 7/15/2025 (b)	$387,000	$317,340
Consumer Finance — 1.8%
Curo Group Holdings Corp.
7.50%, 8/1/2028 (b)	208,000	150,800
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	985,000	944,201
OneMain Finance Corp.
6.13%, 3/15/2024	582,000	596,003
7.13%, 3/15/2026	726,000	743,424
VistaJet Malta Finance plc
6.38%, 2/1/2030 (b)	257,000	218,450
		2,652,878
Containers & Packaging — 1.9%
Ardagh Metal Packaging Finance USA LLC
4.00%, 9/1/2029 (b)	460,000	396,704
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (b)	579,000	540,190
Ball Corp.
2.88%, 8/15/2030	840,000	726,118
Clydesdale Acquisition Holdings, Inc.
8.75%, 4/15/2030 (a)(b)	246,000	219,014
Pactiv Evergreen Group Issuer, Inc.
4.00%, 10/15/2027 (b)	390,000	352,950
Trivium Packaging Finance BV
5.50%, 8/15/2026 (b)(d)	467,000	464,088
		2,699,064
Diversified Financial Services — 1.5%
Jefferies Finance LLC
5.00%, 8/15/2028 (b)	416,000	375,174
Midcap Financial Issuer Trust
6.50%, 5/1/2028 (b)	494,000	420,998
MPH Acquisition Holdings LLC
5.75%, 11/1/2028 (a)(b)	981,000	873,319
Verscend Escrow Corp.
9.75%, 8/15/2026 (b)	518,000	533,022
		2,202,513
Diversified Telecommunication Services — 6.8%
Altice France SA
5.13%, 7/15/2029 (b)	1,507,000	1,315,423
5.50%, 10/15/2029 (b)	600,000	520,500
CCO Holdings LLC
4.75%, 3/1/2030 (b)	916,000	848,106
4.25%, 2/1/2031 (b)	1,640,000	1,446,808
Investments	Principal Amount	Value
Corporate Bonds (continued)
Frontier Communications Holdings LLC
5.00%, 5/1/2028 (a)(b)	$1,076,000	$1,000,943
Iliad Holding SASU
6.50%, 10/15/2026 (b)	671,000	648,582
Intelsat Jackson Holdings SA
6.50%, 3/15/2030 (b)	1,000,000	935,000
Level 3 Financing, Inc.
4.25%, 7/1/2028 (b)	92,000	80,960
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)(b)	937,000	866,725
Virgin Media Secured Finance plc
5.50%, 5/15/2029 (b)	535,000	526,060
Windstream Escrow LLC
7.75%, 8/15/2028 (b)	497,000	456,368
Zayo Group Holdings, Inc.
4.00%, 3/1/2027 (b)	1,395,000	1,216,928
6.13%, 3/1/2028 (b)	38,000	30,400
		9,892,803
Electric Utilities — 2.1%
FirstEnergy Corp.
Series C, 5.35%, 7/15/2047 (d)	262,000	243,154
NRG Energy, Inc.
3.63%, 2/15/2031 (b)	27,000	23,693
3.88%, 2/15/2032 (b)	927,000	814,416
PG&E Corp.
5.00%, 7/1/2028 (a)	164,000	154,973
5.25%, 7/1/2030	777,000	716,775
Vistra Operations Co. LLC
5.63%, 2/15/2027 (b)	725,000	725,362
5.00%, 7/31/2027 (b)	406,000	397,192
		3,075,565
Electrical Equipment — 0.4%
Sensata Technologies BV
4.00%, 4/15/2029 (b)	601,000	578,282
Energy Equipment & Services — 0.5%
Weatherford International Ltd.
8.63%, 4/30/2030 (b)	791,000	745,623
Entertainment — 1.2%
Lions Gate Capital Holdings LLC
5.50%, 4/15/2029 (b)	498,000	433,260
Live Nation Entertainment, Inc.
6.50%, 5/15/2027 (b)	864,000	894,810
ROBLOX Corp.
3.88%, 5/1/2030 (a)(b)	449,000	398,443
		1,726,513
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 19

Investments	Principal Amount	Value
Corporate Bonds (continued)
Equity Real Estate Investment Trusts (REITs) — 3.0%
Diversified Healthcare Trust
9.75%, 6/15/2025	$367,000	$385,130
HAT Holdings I LLC
3.38%, 6/15/2026 (b)	427,000	394,516
Iron Mountain, Inc.
5.25%, 7/15/2030 (b)	215,000	206,155
4.50%, 2/15/2031 (b)	948,000	850,453
SBA Communications Corp.
3.88%, 2/15/2027	126,000	123,354
3.13%, 2/1/2029	1,297,000	1,160,815
Uniti Group LP
7.88%, 2/15/2025 (b)	772,000	792,535
6.50%, 2/15/2029 (b)	600,000	507,000
		4,419,958
Food & Staples Retailing — 1.6%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (b)	645,000	624,212
3.50%, 3/15/2029 (b)	488,000	424,711
Performance Food Group, Inc.
5.50%, 10/15/2027 (b)	777,000	764,211
4.25%, 8/1/2029 (b)	100,000	88,846
US Foods, Inc.
6.25%, 4/15/2025 (b)	488,000	502,030
		2,404,010
Food Products — 1.5%
NBM US Holdings, Inc.
7.00%, 5/14/2026 (b)	397,000	410,101
Pilgrim's Pride Corp.
4.25%, 4/15/2031 (b)	520,000	484,242
Post Holdings, Inc.
4.63%, 4/15/2030 (b)	548,000	492,926
4.50%, 9/15/2031 (b)	984,000	863,322
		2,250,591
Health Care Equipment & Supplies — 2.0%
Avantor Funding, Inc.
4.63%, 7/15/2028 (b)	613,000	596,774
Mozart Debt Merger Sub, Inc.
3.88%, 4/1/2029 (b)	1,142,000	1,032,083
5.25%, 10/1/2029 (a)(b)	1,402,000	1,239,017
		2,867,874
Health Care Providers & Services — 4.6%
Community Health Systems, Inc.
8.00%, 3/15/2026 (b)	921,000	921,405
5.63%, 3/15/2027 (b)	794,000	740,445
DaVita, Inc.
4.63%, 6/1/2030 (b)	1,814,000	1,576,152
3.75%, 2/15/2031 (b)	206,000	168,061
Investments	Principal Amount	Value
Corporate Bonds (continued)
Envision Healthcare Corp.
8.75%, 10/15/2026 (b)	$480,000	$144,000
RegionalCare Hospital Partners Holdings, Inc.
9.75%, 12/1/2026 (b)	548,000	557,524
Select Medical Corp.
6.25%, 8/15/2026 (b)	469,000	467,860
Tenet Healthcare Corp.
4.88%, 1/1/2026 (b)	1,448,000	1,447,276
6.13%, 10/1/2028 (b)	698,000	677,297
		6,700,020
Health Care Technology — 0.3%
IQVIA, Inc.
5.00%, 5/15/2027 (b)	490,000	488,775
Hotels, Restaurants & Leisure — 8.5%
1011778 BC ULC
3.88%, 1/15/2028 (b)	1,156,000	1,094,848
4.00%, 10/15/2030 (b)	1,251,000	1,097,752
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (b)	767,000	776,189
8.13%, 7/1/2027 (b)	1,172,000	1,192,158
Carnival Corp.
5.75%, 3/1/2027 (b)	1,367,000	1,209,795
4.00%, 8/1/2028 (b)	1,283,000	1,163,168
CDI Escrow Issuer, Inc.
5.75%, 4/1/2030 (b)	500,000	489,995
Cedar Fair LP
5.50%, 5/1/2025 (b)	455,000	461,920
Fertitta Entertainment LLC
4.63%, 1/15/2029 (b)	177,000	161,070
6.75%, 1/15/2030 (b)	739,000	638,984
Hilton Domestic Operating Co., Inc.
4.00%, 5/1/2031 (b)	293,000	269,194
3.63%, 2/15/2032 (b)	1,366,000	1,196,206
Mohegan Gaming & Entertainment
8.00%, 2/1/2026 (b)	463,000	428,048
NCL Corp. Ltd.
5.88%, 3/15/2026 (b)	941,000	842,214
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (b)	480,000	520,306
5.50%, 4/1/2028 (b)	730,000	616,054
Yum! Brands, Inc.
3.63%, 3/15/2031	310,000	274,177
		12,432,078
Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp.
4.50%, 2/15/2028 (b)	796,000	760,936
5.13%, 3/15/2028 (b)	405,000	377,966
		1,138,902
See accompanying notes to the financial statements.

20 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Insurance — 1.3%
Alliant Holdings Intermediate LLC
6.75%, 10/15/2027 (b)	$553,000	$533,756
HUB International Ltd.
7.00%, 5/1/2026 (b)	552,000	550,747
NFP Corp.
6.88%, 8/15/2028 (b)	871,000	756,899
		1,841,402
Interactive Media & Services — 0.2%
Twitter, Inc.
5.00%, 3/1/2030 (b)	340,000	337,450
Internet & Direct Marketing Retail — 0.0% (e)
Rakuten Group, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.96%), 6.25%, 4/22/2031 (b)(c)(f)	33,000	28,298
IT Services — 0.8%
Black Knight InfoServ LLC
3.63%, 9/1/2028 (b)	407,000	381,563
Block, Inc.
2.75%, 6/1/2026 (a)(b)	893,000	823,636
		1,205,199
Machinery — 0.4%
TK Elevator US Newco, Inc.
5.25%, 7/15/2027 (b)	549,000	537,439
Media — 10.0%
AMC Networks, Inc.
4.25%, 2/15/2029	440,000	400,137
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (b)	775,000	713,387
7.50%, 6/1/2029 (b)	300,000	243,810
CSC Holdings LLC
5.75%, 1/15/2030 (b)	1,025,000	848,188
4.63%, 12/1/2030 (b)	923,000	724,924
Diamond Sports Group LLC
5.38%, 8/15/2026 (b)	500,000	165,000
6.63%, 8/15/2027 (b)	2,488,000	472,720
Directv Financing LLC
5.88%, 8/15/2027 (b)	1,496,000	1,410,728
DISH DBS Corp.
5.25%, 12/1/2026 (b)	2,234,000	1,888,965
Gray Escrow II, Inc.
5.38%, 11/15/2031 (b)	458,000	415,488
iHeartCommunications, Inc.
8.38%, 5/1/2027 (a)	648,000	605,232
Investments	Principal Amount	Value
Corporate Bonds (continued)
News Corp.
3.88%, 5/15/2029 (b)	$463,000	$426,548
Nexstar Media, Inc.
5.63%, 7/15/2027 (b)	762,000	762,674
4.75%, 11/1/2028 (b)	552,000	520,260
Radiate Holdco LLC
6.50%, 9/15/2028 (b)	449,000	373,159
Sirius XM Radio, Inc.
4.00%, 7/15/2028 (b)	816,000	756,718
Stagwell Global LLC
5.63%, 8/15/2029 (b)	533,000	479,354
TEGNA, Inc.
4.63%, 3/15/2028	717,000	700,739
5.00%, 9/15/2029 (a)	347,000	339,798
Terrier Media Buyer, Inc.
8.88%, 12/15/2027 (b)	446,000	404,295
Univision Communications, Inc.
6.63%, 6/1/2027 (b)	226,000	226,647
4.50%, 5/1/2029 (b)	924,000	843,150
UPC Broadband Finco BV
4.88%, 7/15/2031 (b)	497,000	455,815
VZ Secured Financing BV
5.00%, 1/15/2032 (b)	400,000	361,875
		14,539,611
Metals & Mining — 1.3%
First Quantum Minerals Ltd.
6.88%, 10/15/2027 (b)	1,221,000	1,218,071
FMG Resources August 2006 Pty. Ltd.
4.38%, 4/1/2031 (b)	120,000	107,044
Novelis Corp.
4.75%, 1/30/2030 (b)	674,000	638,652
		1,963,767
Multiline Retail — 0.2%
NMG Holding Co., Inc.
7.13%, 4/1/2026 (b)	304,000	301,443
Oil, Gas & Consumable Fuels — 9.0%
Cheniere Energy Partners LP
4.50%, 10/1/2029	1,279,000	1,251,924
CITGO Petroleum Corp.
7.00%, 6/15/2025 (b)	428,000	429,284
Comstock Resources, Inc.
6.75%, 3/1/2029 (b)	646,000	645,092
CQP Holdco LP
5.50%, 6/15/2031 (b)	587,000	556,002
CrownRock LP
5.63%, 10/15/2025 (b)	525,000	529,064
DT Midstream, Inc.
4.38%, 6/15/2031 (b)	2,003,000	1,871,758
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 21

Investments	Principal Amount	Value
Corporate Bonds (continued)
Endeavor Energy Resources LP
5.75%, 1/30/2028 (b)	$202,000	$206,006
EQM Midstream Partners LP
4.75%, 1/15/2031 (b)	407,000	353,072
Genesis Energy LP
8.00%, 1/15/2027	430,000	424,148
ITT Holdings LLC
6.50%, 8/1/2029 (b)	509,000	436,162
Matador Resources Co.
5.88%, 9/15/2026	381,000	384,810
MEG Energy Corp.
7.13%, 2/1/2027 (b)	328,000	343,285
New Fortress Energy, Inc.
6.75%, 9/15/2025 (b)	523,000	514,867
6.50%, 9/30/2026 (b)	697,000	677,345
NGL Energy Operating LLC
7.50%, 2/1/2026 (b)	819,000	767,812
Occidental Petroleum Corp.
6.45%, 9/15/2036	1,033,000	1,155,586
PBF Holding Co. LLC
9.25%, 5/15/2025 (b)	413,000	430,573
Southwestern Energy Co.
5.38%, 3/15/2030	251,000	255,047
4.75%, 2/1/2032	804,000	783,062
Tullow Oil plc
10.25%, 5/15/2026 (b)	660,000	641,395
Venture Global Calcasieu Pass LLC
4.13%, 8/15/2031 (b)	455,000	427,141
3.88%, 11/1/2033 (b)	126,000	114,874
		13,198,309
Pharmaceuticals — 2.8%
Bausch Health Americas, Inc.
8.50%, 1/31/2027 (a)(b)	858,000	681,595
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (b)	577,000	544,671
Organon & Co.
4.13%, 4/30/2028 (b)	1,588,000	1,524,548
5.13%, 4/30/2031 (b)	671,000	643,086
Par Pharmaceutical, Inc.
7.50%, 4/1/2027 (b)	843,000	659,647
		4,053,547
Real Estate Management & Development — 0.3%
Realogy Group LLC
5.25%, 4/15/2030 (b)	524,000	455,705
Road & Rail — 1.2%
Hertz Corp. (The)
5.00%, 12/1/2029 (b)	468,000	409,486
Uber Technologies, Inc.
8.00%, 11/1/2026 (b)	1,354,000	1,399,366
		1,808,852
Investments	Principal Amount	Value
Corporate Bonds (continued)
Software — 1.8%
Condor Merger Sub, Inc.
7.38%, 2/15/2030 (b)	$879,000	$766,084
NCR Corp.
5.13%, 4/15/2029 (b)	476,000	452,014
SS&C Technologies, Inc.
5.50%, 9/30/2027 (b)	632,000	636,930
Veritas US, Inc.
7.50%, 9/1/2025 (b)	934,000	817,997
		2,673,025
Specialty Retail — 2.6%
Bath & Body Works, Inc.
6.63%, 10/1/2030 (b)	464,000	463,172
Carvana Co.
10.25%, 5/1/2030 (b)	500,000	446,200
LCM Investments Holdings II LLC
4.88%, 5/1/2029 (b)	415,000	353,787
Michaels Cos., Inc. (The)
7.88%, 5/1/2029 (a)(b)	401,000	287,353
PetSmart, Inc.
4.75%, 2/15/2028 (b)	628,000	577,760
7.75%, 2/15/2029 (b)	457,000	422,515
Staples, Inc.
7.50%, 4/15/2026 (b)	1,165,000	1,078,382
10.75%, 4/15/2027 (a)(b)	221,000	181,220
		3,810,389
Thrifts & Mortgage Finance — 0.7%
Rocket Mortgage LLC
3.88%, 3/1/2031 (b)	1,192,000	1,002,770
Trading Companies & Distributors — 3.4%
Fortress Transportation and Infrastructure Investors LLC
5.50%, 5/1/2028 (b)	699,000	600,930
H&E Equipment Services, Inc.
3.88%, 12/15/2028 (b)	510,000	444,924
Herc Holdings, Inc.
5.50%, 7/15/2027 (b)	712,000	713,780
Imola Merger Corp.
4.75%, 5/15/2029 (b)	703,000	662,050
United Rentals North America, Inc.
4.88%, 1/15/2028	1,277,000	1,270,615
WESCO Distribution, Inc.
7.13%, 6/15/2025 (b)	962,000	1,001,057
7.25%, 6/15/2028 (b)	228,000	239,414
		4,932,770
See accompanying notes to the financial statements.

22 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Wireless Telecommunication Services — 1.9%
Sprint Corp.
7.63%, 3/1/2026	$159,000	$176,455
T-Mobile USA, Inc.
4.75%, 2/1/2028	570,000	572,250
3.50%, 4/15/2031	897,000	824,971
Vmed O2 UK Financing I plc
4.25%, 1/31/2031 (b)	1,112,000	978,560
4.75%, 7/15/2031 (b)	188,000	170,845
		2,723,081
Total Corporate Bonds (Cost $150,950,686)		139,347,940
	Shares
Securities Lending Reinvestments (g) — 2.2%
Investment Companies — 2.2%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $3,173,875)	3,173,875	3,173,875
	Principal Amount
Short-Term Investments — 0.5%
Repurchase Agreements (h) — 0.5%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $773,951 (Cost $773,935)	$773,935	773,935
Total Investments — 98.3% (Cost $154,898,496)		143,295,750
Other assets less liabilities — 1.7%		2,540,237
Net Assets — 100.0%		$145,835,987

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was

$3,987,037, collateralized in the form of cash with a value of $3,173,875 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,051,926 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $4,225,801.

(b)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(c)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of May 31, 2022.

(d)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of May 31, 2022.

(e)  Represents less than 0.05% of net assets.

(f)  Perpetual security. The rate reflected was the rate in effect on May 31, 2022. The maturity date reflects the next call date.

(g)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $3,173,875.

(h)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,172,960
Aggregate gross unrealized depreciation	(12,184,014)
Net unrealized depreciation	$(11,011,054)
Federal income tax cost	$154,983,272

Futures Contracts Sold

High Yield-Interest Rate Hedged had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	533	9/21/2022	USD	$63,668,516	$415,718
U.S. Treasury 2 Year Note	48	9/30/2022	USD	10,132,875	8,423
U.S. Treasury 5 Year Note	577	9/30/2022	USD	65,173,953	252,327
					$676,468

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 23

Investments	Principal Amount	Value
Short-Term Investments — 91.6%
Repurchase Agreements (a) — 91.6%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $57,972,297 (Cost $57,971,129)	$57,971,129	$57,971,129
Total Investments — 91.6% (Cost $57,971,129)		57,971,129
Other assets less liabilities — 8.4%		5,314,950
Net Assets — 100.0%		$63,286,079

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(2,165,666)
Net unrealized depreciation	$(2,165,666)
Federal income tax cost	$57,971,129

Swap Agreementsa

Inflation Expectations ETF had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
11,361,847	2/8/2023	Citibank NA	0.57%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Inflation- Protected Securities (TIPS) bond)[f]	(126,815)
54,396,082	2/8/2023	Citibank NA	0.48%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[f]	(1,043,099)
65,757,929					(1,169,914)	—	1,169,914	—
47,626,489	2/8/2023	Societe Generale	0.37%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[f]	(504,235)
See accompanying notes to the financial statements.

24 :: RINF INFLATION EXPECTATIONS ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
51,868,164	2/8/2023	Societe Generale	0.92%	FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (long exposure to 30-year Treasury Inflation- Protected Securities (TIPS) bond)[f]	(491,517)
99,494,653					(995,752)	—	995,752	—
165,252,582					(2,165,666)
				Total Unrealized Depreciation	(2,165,666)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  Certain underlying component disclosures related to this index may be found on the website at www.proshares.com/media/FTSE30-Year_TIPS_May.pdf

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: INFLATION EXPECTATIONS ETF RINF :: 25

Investments	Principal Amount	Value
Corporate Bonds — 94.8%
Aerospace & Defense — 1.3%
Lockheed Martin Corp.
4.07%, 12/15/2042	$2,226,000	$2,177,649
Raytheon Technologies Corp.
4.50%, 6/1/2042	6,318,000	6,304,144
		8,481,793
Air Freight & Logistics — 0.5%
United Parcel Service, Inc. 6.20%, 1/15/2038	2,656,000	3,174,276
Automobiles — 1.2%
Daimler Finance North America LLC
8.50%, 1/18/2031	2,632,000	3,391,454
General Motors Co.
6.25%, 10/2/2043	2,321,000	2,373,034
5.20%, 4/1/2045	2,558,000	2,312,250
		8,076,738
Banks — 25.6%
Banco Santander SA
3.80%, 2/23/2028	598,000	571,511
4.38%, 4/12/2028	2,402,000	2,349,692
3.31%, 6/27/2029	1,944,000	1,804,673
3.49%, 5/28/2030	1,690,000	1,550,203
Bank of America Corp.
6.11%, 1/29/2037	669,000	761,984
7.75%, 5/14/2038	2,459,000	3,209,731
5.88%, 2/7/2042	6,234,000	7,087,553
5.00%, 1/21/2044	1,912,000	1,969,723
Bank of America NA
6.00%, 10/15/2036	3,213,000	3,695,667
Barclays plc
5.25%, 8/17/2045	1,071,000	1,082,731
4.95%, 1/10/2047	4,337,000	4,308,671
Citigroup, Inc.
4.13%, 7/25/2028	6,797,000	6,688,248
6.63%, 6/15/2032	1,929,000	2,194,621
8.13%, 7/15/2039	1,190,000	1,652,190
6.68%, 9/13/2043	2,820,000	3,369,391
4.65%, 7/30/2045	3,210,000	3,141,037
4.75%, 5/18/2046	135,000	129,185
Cooperatieve Rabobank UA
5.25%, 5/24/2041	2,548,000	2,866,432
5.75%, 12/1/2043	762,000	830,456
5.25%, 8/4/2045	2,922,000	2,992,911
Fifth Third Bancorp
8.25%, 3/1/2038	1,701,000	2,285,032
HSBC Holdings plc
4.95%, 3/31/2030	8,452,000	8,558,867
Investments	Principal Amount	Value
Corporate Bonds (continued)
6.50%, 5/2/2036	$4,901,000	$5,455,487
6.50%, 9/15/2037	954,000	1,063,746
5.25%, 3/14/2044	3,772,000	3,716,023
ING Groep NV
4.55%, 10/2/2028	1,851,000	1,849,270
4.05%, 4/9/2029	2,150,000	2,073,928
JPMorgan Chase & Co.
6.40%, 5/15/2038	3,766,000	4,469,793
5.50%, 10/15/2040	75,000	82,318
5.60%, 7/15/2041	3,417,000	3,793,007
5.40%, 1/6/2042	2,752,000	2,963,557
5.63%, 8/16/2043	4,023,000	4,416,326
4.85%, 2/1/2044	149,000	151,765
4.95%, 6/1/2045	2,409,000	2,457,992
Lloyds Banking Group plc
4.38%, 3/22/2028	1,944,000	1,937,042
4.55%, 8/16/2028	1,820,000	1,829,109
4.34%, 1/9/2048	4,020,000	3,467,711
Mitsubishi UFJ Financial Group, Inc.
3.96%, 3/2/2028	1,039,000	1,023,609
4.05%, 9/11/2028	4,856,000	4,775,483
3.74%, 3/7/2029	3,015,000	2,896,215
3.20%, 7/18/2029	1,396,000	1,288,767
2.56%, 2/25/2030	5,496,000	4,815,270
3.75%, 7/18/2039	526,000	473,100
Mizuho Financial Group, Inc.
4.02%, 3/5/2028	2,368,000	2,334,562
2.56%, 9/13/2031	1,751,000	1,435,114
PNC Bank NA
4.05%, 7/26/2028	2,097,000	2,085,480
Royal Bank of Canada
2.30%, 11/3/2031	4,445,000	3,780,544
Sumitomo Mitsui Financial Group, Inc.
1.90%, 9/17/2028	2,000	1,732
3.04%, 7/16/2029	5,226,000	4,778,339
2.75%, 1/15/2030	4,510,000	4,009,143
2.13%, 7/8/2030	4,046,000	3,416,564
Toronto-Dominion Bank (The)
3.20%, 3/10/2032	2,000,000	1,834,013
Wells Fargo & Co.
5.38%, 11/2/2043	3,973,000	4,151,795
5.61%, 1/15/2044	1,878,000	2,006,858
4.65%, 11/4/2044	2,255,000	2,141,683
3.90%, 5/1/2045	4,254,000	3,905,252
4.90%, 11/17/2045	953,000	935,388
4.40%, 6/14/2046	1,687,000	1,582,505
4.75%, 12/7/2046	2,480,000	2,414,369
Wells Fargo Bank NA
6.60%, 1/15/2038	1,800,000	2,176,334
See accompanying notes to the financial statements.

26 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Westpac Banking Corp.
3.40%, 1/25/2028	$1,693,000	$1,651,246
1.95%, 11/20/2028	1,885,000	1,672,622
2.15%, 6/3/2031 (a)	2,207,000	1,892,113
4.42%, 7/24/2039	2,110,000	1,953,856
2.96%, 11/16/2040	2,818,000	2,109,901
		170,369,440
Beverages — 3.9%
Anheuser-Busch InBev Worldwide, Inc.
4.95%, 1/15/2042	2,422,000	2,431,740
3.75%, 7/15/2042	1,912,000	1,638,754
Coca-Cola Co. (The)
1.00%, 3/15/2028	4,366,000	3,834,169
2.13%, 9/6/2029	711,000	646,711
3.45%, 3/25/2030	2,470,000	2,449,177
1.65%, 6/1/2030	1,164,000	1,007,752
1.38%, 3/15/2031	48,000	40,049
2.50%, 6/1/2040	5,309,000	4,297,935
2.60%, 6/1/2050	3,685,000	2,831,835
3.00%, 3/5/2051	4,167,000	3,463,711
2.50%, 3/15/2051	1,930,000	1,460,979
Molson Coors Beverage Co.
5.00%, 5/1/2042	1,951,000	1,887,074
		25,989,886
Biotechnology — 0.8%
AbbVie, Inc. 4.40%, 11/6/2042	5,568,000	5,328,054
Capital Markets — 6.3%
Credit Suisse Group AG
4.88%, 5/15/2045	3,322,000	3,082,503
Goldman Sachs Group, Inc. (The)
6.75%, 10/1/2037	10,884,000	12,839,934
6.25%, 2/1/2041	2,122,000	2,503,677
5.15%, 5/22/2045	2,931,000	3,017,974
Jefferies Group LLC
4.15%, 1/23/2030	1,406,000	1,321,976
Morgan Stanley
6.38%, 7/24/2042	2,491,000	3,016,204
4.30%, 1/27/2045	5,019,000	4,779,117
4.38%, 1/22/2047	4,307,000	4,146,816
Nomura Holdings, Inc.
2.17%, 7/14/2028	896,000	782,854
3.10%, 1/16/2030	3,273,000	2,921,684
2.68%, 7/16/2030	2,053,000	1,757,738
2.61%, 7/14/2031	1,883,000	1,571,475
		41,741,952
Investments	Principal Amount	Value
Corporate Bonds (continued)
Communications Equipment — 1.3%
Cisco Systems, Inc.
5.90%, 2/15/2039	$5,489,000	$6,443,398
5.50%, 1/15/2040	2,175,000	2,467,353
		8,910,751
Consumer Finance — 1.1%
Ally Financial, Inc.
8.00%, 11/1/2031	3,556,000	4,195,013
American Express Co.
4.05%, 12/3/2042	1,824,000	1,689,140
Toyota Motor Credit Corp.
3.38%, 4/1/2030	1,793,000	1,727,171
		7,611,324
Diversified Financial Services — 3.1%
Berkshire Hathaway, Inc.
4.50%, 2/11/2043	1,556,000	1,541,537
Shell International Finance BV
4.13%, 5/11/2035	1,427,000	1,420,864
6.38%, 12/15/2038	2,857,000	3,499,480
5.50%, 3/25/2040	3,292,000	3,679,172
4.55%, 8/12/2043	3,000	3,008
4.38%, 5/11/2045	4,304,000	4,231,242
4.00%, 5/10/2046	2,667,000	2,494,427
3.75%, 9/12/2046	4,018,000	3,612,461
		20,482,191
Diversified Telecommunication Services — 4.6%
AT&T, Inc.
5.35%, 9/1/2040	1,676,000	1,766,081
Telefonica Emisiones SA
7.05%, 6/20/2036	2,440,000	2,870,250
5.21%, 3/8/2047	4,914,000	4,637,446
4.90%, 3/6/2048	1,582,000	1,425,400
Verizon Communications, Inc.
4.33%, 9/21/2028	2,810,000	2,853,813
4.50%, 8/10/2033	2,994,000	3,033,509
4.27%, 1/15/2036	3,189,000	3,156,206
5.25%, 3/16/2037	2,033,000	2,205,565
4.81%, 3/15/2039	3,218,000	3,343,291
4.86%, 8/21/2046	4,937,000	5,133,089
		30,424,650
Electric Utilities — 0.3%
Duke Energy Florida LLC
6.40%, 6/15/2038	1,134,000	1,369,335
Georgia Power Co.
4.30%, 3/15/2042	425,000	385,573
		1,754,908
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 27

Investments	Principal Amount	Value
Corporate Bonds (continued)
Electrical Equipment — 0.2%
Eaton Corp. 4.15%, 11/2/2042	$1,365,000	$1,279,848
Energy Equipment & Services — 0.7%
Baker Hughes Holdings LLC
5.13%, 9/15/2040	1,921,000	1,977,929
Halliburton Co.
7.45%, 9/15/2039	2,008,000	2,456,739
		4,434,668
Entertainment — 2.6%
Netflix, Inc.
4.88%, 4/15/2028	3,665,000	3,634,374
5.88%, 11/15/2028	2,549,000	2,650,960
TWDC Enterprises 18 Corp.
4.13%, 6/1/2044	4,663,000	4,419,908
Walt Disney Co. (The)
2.20%, 1/13/2028	278,000	259,611
3.80%, 3/22/2030	4,159,000	4,120,637
2.65%, 1/13/2031	742,000	672,239
6.65%, 11/15/2037	1,469,000	1,829,640
		17,587,369
Food & Staples Retailing — 0.6%
Walmart, Inc.
5.25%, 9/1/2035	2,980,000	3,423,971
6.50%, 8/15/2037	434,000	563,292
		3,987,263
Food Products — 0.6%
Kraft Heinz Foods Co.
5.00%, 6/4/2042	2,041,000	1,956,484
Unilever Capital Corp.
5.90%, 11/15/2032	1,876,000	2,186,131
		4,142,615
Health Care Equipment & Supplies — 1.1%
Medtronic, Inc.
4.38%, 3/15/2035	5,065,000	5,300,906
4.63%, 3/15/2045	2,167,000	2,285,802
		7,586,708
Health Care Providers & Services — 2.7%
Anthem, Inc.
4.65%, 1/15/2043	2,056,000	2,073,314
Ascension Health
3.95%, 11/15/2046	1,493,000	1,410,105
UnitedHealth Group, Inc.
3.85%, 6/15/2028	3,773,000	3,833,145
2.88%, 8/15/2029	1,353,000	1,284,593
Investments	Principal Amount	Value
Corporate Bonds (continued)
2.00%, 5/15/2030	$3,010,000	$2,651,437
4.63%, 7/15/2035	2,897,000	3,035,876
6.88%, 2/15/2038	642,000	816,363
4.75%, 7/15/2045	2,740,000	2,857,137
		17,961,970
Household Products — 0.3%
Procter & Gamble Co. (The)
3.00%, 3/25/2030	2,138,000	2,055,627
1.20%, 10/29/2030 (a)	61,000	50,796
1.95%, 4/23/2031	40,000	35,291
		2,141,714
Industrial Conglomerates — 2.5%
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	12,231,000	12,077,868
General Electric Co.
6.75%, 3/15/2032	3,788,000	4,399,573
		16,477,441
Insurance — 1.4%
AXA SA
8.60%, 12/15/2030	2,240,000	2,760,598
MetLife, Inc.
5.70%, 6/15/2035	2,508,000	2,835,342
4.88%, 11/13/2043	447,000	460,314
4.05%, 3/1/2045	1,879,000	1,743,695
Prudential plc
3.13%, 4/14/2030	1,713,000	1,593,753
		9,393,702
IT Services — 2.2%
International Business Machines Corp.
3.50%, 5/15/2029	7,995,000	7,722,103
4.15%, 5/15/2039	4,861,000	4,544,837
4.00%, 6/20/2042	3,028,000	2,742,390
4.25%, 5/15/2049	11,000	10,307
		15,019,637
Machinery — 0.4%
Caterpillar, Inc. 3.80%, 8/15/2042	2,858,000	2,707,895
Media — 2.7%
Comcast Corp.
4.25%, 1/15/2033	3,103,000	3,153,624
Paramount Global
6.88%, 4/30/2036	1,637,000	1,837,860
4.38%, 3/15/2043	2,941,000	2,445,668
Time Warner Cable LLC
6.55%, 5/1/2037	5,870,000	6,188,042
7.30%, 7/1/2038	334,000	368,723
See accompanying notes to the financial statements.

28 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
6.75%, 6/15/2039	$2,803,000	$2,988,403
Time Warner Entertainment Co. LP
8.38%, 7/15/2033	1,043,000	1,260,381
		18,242,701
Metals & Mining — 3.4%
BHP Billiton Finance USA Ltd.
4.13%, 2/24/2042	2,061,000	1,976,140
5.00%, 9/30/2043	4,252,000	4,548,639
Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	1,930,000	2,094,921
Southern Copper Corp.
6.75%, 4/16/2040	1,465,000	1,744,053
5.25%, 11/8/2042	3,790,000	3,917,344
5.88%, 4/23/2045 (a)	1,958,000	2,157,540
Vale Overseas Ltd.
6.88%, 11/21/2036	3,723,000	4,188,040
6.88%, 11/10/2039	1,608,000	1,819,468
		22,446,145
Multiline Retail — 0.3%
Target Corp. 4.00%, 7/1/2042 (a)	1,902,000	1,840,518
Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co. 6.13%, 4/1/2036	3,823,000	4,398,812
Oil, Gas & Consumable Fuels — 6.1%
Canadian Natural Resources Ltd.
6.25%, 3/15/2038	1,926,000	2,120,958
Cenovus Energy, Inc.
6.75%, 11/15/2039	2,432,000	2,740,810
CNOOC Finance 2015 USA LLC
4.38%, 5/2/2028	2,372,000	2,434,760
CNOOC Petroleum North America ULC
6.40%, 5/15/2037	1,811,000	2,007,950
ConocoPhillips
6.50%, 2/1/2039	3,170,000	3,911,476
ConocoPhillips Co.
6.95%, 4/15/2029	1,681,000	1,988,656
Ecopetrol SA
5.88%, 5/28/2045	3,530,000	2,877,268
Hess Corp.
5.60%, 2/15/2041	2,320,000	2,362,891
Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	2,033,000	2,319,253
Kinder Morgan, Inc.
7.75%, 1/15/2032	1,223,000	1,465,502
Phillips 66
5.88%, 5/1/2042	2,593,000	2,892,387
Investments	Principal Amount	Value
Corporate Bonds (continued)
Suncor Energy, Inc.
6.50%, 6/15/2038	$1,954,000	$2,236,276
TotalEnergies Capital SA
3.88%, 10/11/2028	1,946,000	1,961,922
TransCanada PipeLines Ltd.
6.20%, 10/15/2037	1,534,000	1,749,340
7.63%, 1/15/2039	2,370,000	3,075,591
Valero Energy Corp.
6.63%, 6/15/2037	2,586,000	2,965,467
Williams Cos., Inc. (The)
6.30%, 4/15/2040	1,352,000	1,491,965
		40,602,472
Pharmaceuticals — 6.1%
AstraZeneca plc
6.45%, 9/15/2037	5,757,000	7,216,384
4.00%, 9/18/2042	1,216,000	1,170,851
4.38%, 11/16/2045	24,000	24,234
GlaxoSmithKline Capital, Inc.
3.88%, 5/15/2028	1,962,000	2,004,226
6.38%, 5/15/2038	5,859,000	7,243,337
Johnson & Johnson
5.95%, 8/15/2037	2,215,000	2,733,026
Merck & Co., Inc.
4.15%, 5/18/2043	2,387,000	2,346,592
Novartis Capital Corp.
4.40%, 5/6/2044	3,502,000	3,600,213
Pfizer, Inc.
4.00%, 12/15/2036	956,000	957,211
7.20%, 3/15/2039	6,219,000	8,400,093
4.40%, 5/15/2044	1,874,000	1,897,981
4.13%, 12/15/2046	5,000	4,925
Wyeth LLC
5.95%, 4/1/2037	2,713,000	3,245,130
		40,844,203
Software — 1.3%
Oracle Corp.
6.50%, 4/15/2038	4,429,000	4,779,230
6.13%, 7/8/2039	1,808,000	1,878,092
5.38%, 7/15/2040	1,824,000	1,741,641
		8,398,963
Specialty Retail — 0.9%
Home Depot, Inc. (The) 5.88%, 12/16/2036	4,802,000	5,755,785
Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.
3.85%, 5/4/2043	3,844,000	3,708,200
4.45%, 5/6/2044	1,846,000	1,922,029
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 29

Investments	Principal Amount	Value
Corporate Bonds (continued)
3.45%, 2/9/2045	$1,293,000	$1,168,342
4.38%, 5/13/2045	6,898,000	7,114,730
HP, Inc.
6.00%, 9/15/2041	2,335,000	2,455,912
		16,369,213
Tobacco — 1.3%
Altria Group, Inc.
5.38%, 1/31/2044	3,402,000	3,219,503
Philip Morris International, Inc.
6.38%, 5/16/2038	3,018,000	3,341,232
4.25%, 11/10/2044	2,228,000	1,912,134
		8,472,869
Wireless Telecommunication Services — 4.2%
America Movil SAB de CV
6.13%, 3/30/2040	3,536,000	4,036,913
4.38%, 7/16/2042	2,043,000	1,928,051
Telefonica Europe BV
8.25%, 9/15/2030	2,773,000	3,442,765
Vodafone Group plc
4.38%, 5/30/2028	3,911,000	3,985,100
6.15%, 2/27/2037	2,404,000	2,695,505
5.00%, 5/30/2038	1,749,000	1,751,652
5.25%, 5/30/2048	5,382,000	5,399,902
4.88%, 6/19/2049	3,116,000	2,987,496
4.25%, 9/17/2050	2,126,000	1,879,694
		28,107,078
Total Corporate Bonds (Cost $749,443,293)		630,545,552
	Shares
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $40,700)	40,700	40,700
Investments	Principal Amount	Value
Short-Term Investments — 0.7%
Repurchase Agreements (d) — 0.7%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $4,554,872 (Cost $4,554,779)	$4,554,779	$4,554,779
Total Investments — 95.5% (Cost $754,038,772)		635,141,031
Other assets less liabilities — 4.5%		29,983,434
Net Assets — 100.0%		$665,124,465

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $1,657,207, collateralized in the form of cash with a value of $40,700 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,664,083 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 30, 2022 - August 15, 2050. The total value of collateral is $1,704,783.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $40,700.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,588,567
Aggregate gross unrealized depreciation	(121,541,805)
Net unrealized depreciation	$(114,953,238)
Federal income tax cost	$756,511,602

Futures Contracts Sold

Investment Grade-Interest Rate Hedged had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	1,560	9/21/2022	USD	$186,346,875	$1,209,143
U.S. Treasury Long Bond	2,983	9/21/2022	USD	415,942,063	4,371,431
U.S. Treasury Ultra Bond	262	9/21/2022	USD	40,806,500	836,759
					$6,417,333

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

30 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,552,949
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$17,552,949
Federal income tax cost	$—

Futures Contracts Purchased

K-1 Free Crude Oil Strategy ETF had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
WTI Crude Oil	290	7/20/2022	USD	$32,453,900	$2,963,341
WTI Crude Oil	334	11/21/2022	USD	33,874,280	11,278,601
WTI Crude Oil	354	5/22/2023	USD	32,649,420	3,311,007
					$17,552,949

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: K-1 FREE CRUDE OIL STRATEGY ETF OILK :: 31

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 94.1%
3M Co. (Industrial Conglomerates)	0.5%	14,551	$2,172,319
Abbott Laboratories (Health Care Equipment & Supplies)	0.7%	28,224	3,315,191
AbbVie, Inc. (Biotechnology)	0.4%	14,460	2,130,970
Adobe, Inc.* (Software)	0.5%	5,866	2,443,072
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.4%	19,535	1,989,835
Air Products and Chemicals, Inc. (Chemicals)	0.4%	7,608	1,872,785
Alphabet, Inc., Class A* (Interactive Media & Services)	1.1%	2,395	5,449,200
Alphabet, Inc., Class C* (Interactive Media & Services)	1.1%	2,183	4,978,943
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.0%	3,931	9,450,871
Apple, Inc. (Technology Hardware, Storage & Peripherals)	4.7%	148,984	22,174,779
Archer-Daniels-Midland Co. (Food Products)	0.4%	20,966	1,904,132
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	0.9%	13,545	4,279,949
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	0.5%	1,021	2,290,675
Cadence Design Systems, Inc.* (Software)	0.4%	12,425	1,910,095
Charter Communications, Inc., Class A* (Media)	0.4%	3,745	1,898,453
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.4%	10,593	1,850,173
Citigroup, Inc. (Banks)	0.5%	42,450	2,267,254
Corteva, Inc. (Chemicals)	0.4%	31,205	1,954,057
CVS Health Corp. (Health Care Providers & Services)	0.5%	26,059	2,521,208
Danaher Corp. (Life Sciences Tools & Services)	0.5%	9,738	2,569,079
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	0.4%	26,232	1,964,777
Emerson Electric Co. (Electrical Equipment)	0.4%	20,917	1,854,501
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.1%	54,184	5,201,664
Gilead Sciences, Inc. (Biotechnology)	0.5%	33,069	2,144,525
Home Depot, Inc. (The) (Specialty Retail)	0.4%	6,839	2,070,507
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.5%	49,046	2,178,623
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Johnson & Johnson (Pharmaceuticals)	0.8%	22,218	$3,988,797
JPMorgan Chase & Co. (Banks)	0.5%	18,926	2,502,585
Lockheed Martin Corp. (Aerospace & Defense)	0.5%	5,308	2,336,104
Mastercard, Inc., Class A (IT Services)	0.4%	5,354	1,916,036
Merck & Co., Inc. (Pharmaceuticals)	0.6%	31,398	2,889,558
Meta Platforms, Inc., Class A* (Interactive Media & Services)	0.8%	20,698	4,007,960
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	29,481	2,176,877
Microsoft Corp. (Software)	4.0%	70,715	19,225,287
Morgan Stanley (Capital Markets)	0.5%	25,579	2,203,375
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.8%	20,190	3,769,877
Pfizer, Inc. (Pharmaceuticals)	0.9%	78,444	4,160,670
Philip Morris International, Inc. (Tobacco)	0.4%	19,908	2,115,225
Phillips 66 (b) (Oil, Gas & Consumable Fuels)	0.4%	18,794	1,894,623
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	0.4%	6,808	1,892,216
Procter & Gamble Co. (The) (Household Products)	0.5%	17,459	2,581,837
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	17,828	2,272,713
Public Storage (Equity Real Estate Investment Trusts (REITs))	0.4%	5,660	1,871,422
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	14,023	2,008,374
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	0.4%	3,176	2,111,214
Tesla, Inc.* (Automobiles)	1.2%	7,452	5,650,553
TJX Cos., Inc. (The) (Specialty Retail)	0.4%	31,953	2,031,252
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.7%	6,443	3,200,754
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.6%	55,597	2,851,570
Visa, Inc., Class A (IT Services)	0.4%	9,702	2,058,473
Other Common Stocks (b)	57.1%	4,294,036	271,097,605
Total Common Stocks (Cost $376,174,859)			447,652,594
See accompanying notes to the financial statements.

32 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.6%
Investment Companies — 0.6%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $2,630,055)	0.6%	2,630,055	$2,630,055
		Principal Amount
Short-Term Investments — 5.4%
Repurchase Agreements (d) — 5.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $25,669,877 (Cost $25,669,361)		$25,669,361	25,669,361
Total Investments — 100.1% (Cost $404,474,275)			475,952,010
Liabilities in excess of other assets — (0.1%)			(578,789)
Net assets — 100.0%			$475,373,221

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $61,564,730.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $7,632,482, collateralized in the form of cash with a value of $2,630,055 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $5,250,343 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $7,880,398.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $2,630,055.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$101,231,769
Aggregate gross unrealized depreciation	(33,705,666)
Net unrealized appreciation	$67,526,103
Federal income tax cost	$405,511,386

Swap Agreementsa

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(57,204,560)	3/7/2023	Goldman Sachs International	(0.93)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	5,510,361	(5,073,824)	(7,738)	428,799
(26,079,846)	3/7/2023	Societe Generale	(0.68)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	2,717,435
111,249,207	3/7/2023	Societe Generale	1.58%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	(10,263,868)
85,169,361					(7,546,433)	6,297,996	1,248,437	—
(60,761,374)	11/6/2023	UBS AG	(0.93)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	4,173,575
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: LARGE CAP CORE PLUS CSM :: 33

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
60,516,350	3/7/2023	UBS AG	1.38%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	(5,052,024)
(245,024)					(878,449)	610,101	268,348	—
27,719,777					(2,914,521)
				Total Unrealized Appreciation	12,401,371
				Total Unrealized Depreciation	(15,315,892)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.

g  See the Common Stocks section of the preceding Summary Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Large Cap Core Plus invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	1.3%
Air Freight & Logistics	0.6%
Airlines	1.3%
Auto Components	0.3%
Automobiles	1.6%
Banks	2.7%
Beverages	0.6%
Biotechnology	1.9%
Building Products	0.1%
Capital Markets	2.3%
Chemicals	2.2%
Commercial Services & Supplies	0.6%
Communications Equipment	0.5%
Consumer Finance	0.5%
Containers & Packaging	0.6%
Distributors	0.6%
Diversified Financial Services	0.9%
Diversified Telecommunication Services	1.2%
Electric Utilities	1.9%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	1.2%
Energy Equipment & Services	0.3%
See accompanying notes to the financial statements.

34 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Entertainment	1.2%
Equity Real Estate Investment Trusts (REITs)	6.1%
Food & Staples Retailing	1.0%
Food Products	2.2%
Health Care Equipment & Supplies	2.6%
Health Care Providers & Services	2.6%
Health Care Technology	0.3%
Hotels, Restaurants & Leisure	2.8%
Household Durables	0.2%
Household Products	1.1%
Independent Power and Renewable Electricity Producers	0.3%
Industrial Conglomerates	0.6%
Insurance	4.3%
Interactive Media & Services	3.0%
Internet & Direct Marketing Retail	2.2%
IT Services	2.2%
Life Sciences Tools & Services	2.2%
Machinery	1.6%
Media	1.8%
Metals & Mining	0.4%
Multiline Retail	0.2%
Multi-Utilities	0.8%
Oil, Gas & Consumable Fuels	4.6%
Pharmaceuticals	3.4%
Professional Services	0.4%
Real Estate Management & Development	0.0%*
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	3.9%
Software	7.3%
Specialty Retail	1.6%
Technology Hardware, Storage & Peripherals	5.6%
Textiles, Apparel & Luxury Goods	1.5%
Tobacco	0.4%
Trading Companies & Distributors	0.1%
Water Utilities	0.3%
Wireless Telecommunication Services	0.2%
Other[a]	5.9%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: LARGE CAP CORE PLUS CSM :: 35

Investments	Shares	Value
Common Stocks — 88.2%
Entertainment — 1.7%
Sea Ltd., ADR*(a)	4,600	$380,236
Health Care Equipment & Supplies — 1.6%
Figs, Inc., Class A*	40,151	357,344
Internet & Direct Marketing Retail — 84.7%
1-800-Flowers.com, Inc., Class A*	36,311	354,395
Alibaba Group Holding Ltd., ADR*	25,977	2,495,091
Amazon.com, Inc.*	1,958	4,707,403
BARK, Inc.*(a)	148,153	370,383
Betterware de Mexico SAB de CV (a)	24,865	347,861
Cango, Inc., ADR*(a)	12,225	38,264
CarParts.com, Inc.*	47,809	361,914
Chewy, Inc., Class A*(a)	17,318	429,486
ContextLogic, Inc., Class A*	216,681	381,359
Coupang, Inc.*	15,298	206,676
Dada Nexus Ltd., ADR*	5,859	44,235
DoorDash, Inc., Class A*	7,489	575,979
eBay, Inc.	20,234	984,789
Etsy, Inc.*	5,737	465,385
Farfetch Ltd., Class A*	6,199	55,605
Fiverr International Ltd.*(a)	937	39,645
Global-e Online Ltd.*	2,472	47,635
Groupon, Inc.*(a)	24,692	381,491
JD.com, Inc., ADR	12,636	709,132
Lands' End, Inc.*	30,265	351,074
Liquidity Services, Inc.*	25,299	343,054
MercadoLibre, Inc.*	420	330,070
Overstock.com, Inc.*	11,911	369,122
Ozon Holdings plc, ADR*‡(b)	3,471	—
PetMed Express, Inc. (a)	15,931	350,960
Pinduoduo, Inc., ADR*	10,331	520,166
Poshmark, Inc., Class A*	33,072	361,477
Quotient Technology, Inc.*	81,256	339,650
Qurate Retail, Inc., Series A	101,121	365,047
RealReal, Inc. (The)*	123,250	404,260
Revolve Group, Inc.*	13,181	387,258
Shutterstock, Inc. (a)	6,288	378,538
Stitch Fix, Inc., Class A*	45,890	388,688
Uxin Ltd., ADR*	89,325	37,517
Vipshop Holdings Ltd., ADR*	7,816	72,689
Wayfair, Inc., Class A*(a)	7,582	450,295
		18,446,593
Personal Products — 0.2%
Yatsen Holding Ltd., ADR*(a)	88,225	43,522
Total Common Stocks (Cost $37,649,626)		19,227,695
Investments	Shares	Value
Securities Lending Reinvestments (c) — 6.8%
Investment Companies — 6.8%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $1,474,600)	1,474,600	$1,474,600
	Principal Amount
Short-Term Investments — 7.9%
Repurchase Agreements (d) — 7.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $1,716,873 (Cost $1,716,841)	$1,716,841	1,716,841
Total Investments — 102.9% (Cost $40,841,067)		22,419,136
Liabilities in excess of other assets — (2.9%)		(638,541)
Net Assets — 100.0%		$21,780,595

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $1,860,935, collateralized in the form of cash with a value of $1,474,600 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $612,112 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.63%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $2,086,712.

(b)  Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $1,474,600.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,276,424
Aggregate gross unrealized depreciation	(23,988,808)
Net unrealized depreciation	$(21,712,384)
Federal income tax cost	$42,913,727
See accompanying notes to the financial statements.

36 :: CLIX LONG ONLINE/SHORT STORES ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Long Online/Short Stores ETF had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(414,990)	11/6/2023	BNP Paribas SA	(0.78)%	Solactive- ProShares Bricks and Mortar Retail Store Index	36,099
170,488	11/6/2023	BNP Paribas SA	1.18%	ProShares Online Retail Index	(131,027)
(244,502)					(94,928)	—	50,001	(44,927)
(380,656)	3/7/2023	Goldman Sachs International	(0.17)%	Solactive- ProShares Bricks and Mortar Retail Store Index	118,269
777,591	3/7/2023	Goldman Sachs International	1.43%	ProShares Online Retail Index	(1,125,094)
396,935					(1,006,825)	—	1,006,825	—
(10,107,546)	4/10/2023	Societe Generale	(0.08)%	Solactive- ProShares Bricks and Mortar Retail Store Index	1,912,130
1,521,916	3/7/2023	Societe Generale	0.03%	ProShares Online Retail Index	(1,973,949)
(8,585,630)					(61,819)	—	61,819	—
44,354	11/7/2022	UBS AG	1.18%	Solactive- ProShares Bricks and Mortar Retail Store Index	(54,221)	—	54,221	—
(8,388,843)					(1,217,793)
				Total Unrealized Appreciation	2,066,498
				Total Unrealized Depreciation	(3,284,291)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: LONG ONLINE/SHORT STORES ETF CLIX :: 37

Investments	Shares	Value
Common Stocks — 85.5%
Aerospace & Defense — 2.3%
Meggitt plc*	166,259	$1,623,648
Airlines — 2.0%
Spirit Airlines, Inc.*	67,544	1,415,047
Banks — 2.4%
First Horizon Corp.	72,986	1,666,270
Biotechnology — 4.6%
Biohaven Pharmaceutical Holding Co. Ltd.*	10,770	1,547,972
Sierra Oncology, Inc.*	31,500	1,725,570
		3,273,542
Building Products — 2.5%
Cornerstone Building Brands, Inc.*	70,500	1,730,775
Commercial Services & Supplies — 1.3%
HomeServe plc	63,500	930,590
Communications Equipment — 2.4%
Plantronics, Inc.*	42,926	1,694,718
Diversified Telecommunication Services — 2.4%
Uniti Group Ltd.*	468,500	1,664,284
Electronic Equipment, Instruments & Components — 2.4%
Rogers Corp.*	6,457	1,713,559
Entertainment — 2.3%
Activision Blizzard, Inc.	20,989	1,634,623
Equity Real Estate Investment Trusts (REITs) — 6.9%
American Campus Communities, Inc.	6,250	406,250
Healthcare Realty Trust, Inc.	61,567	1,789,753
Preferred Apartment Communities, Inc.	66,268	1,652,724
PS Business Parks, Inc.	5,550	1,041,346
		4,890,073
Food Products — 2.5%
Sanderson Farms, Inc.	8,703	1,736,249
Gas Utilities — 2.6%
South Jersey Industries, Inc.	51,926	1,809,622
Investments	Shares	Value
Common Stocks (continued)
Health Care Providers & Services — 4.9%
Covetrus, Inc.*	81,700	$1,700,994
LHC Group, Inc.*	10,319	1,719,765
		3,420,759
Health Care Technology — 2.5%
Cerner Corp.	18,941	1,796,554
Insurance — 2.4%
Alleghany Corp.*	2,023	1,686,737
Interactive Media & Services — 1.1%
Twitter, Inc.*	19,200	760,320
IT Services — 4.7%
MoneyGram International, Inc.*	159,043	1,603,153
Switch, Inc., Class A	50,000	1,687,500
		3,290,653
Machinery — 2.5%
Meritor, Inc.*	47,900	1,732,543
Media — 2.4%
TEGNA, Inc.	76,726	1,680,299
Oil, Gas & Consumable Fuels — 2.5%
Renewable Energy Group, Inc.*	28,208	1,729,433
Professional Services — 4.7%
ManTech International Corp., Class A	17,800	1,702,570
Nielsen Holdings plc	63,518	1,623,520
		3,326,090
Road & Rail — 2.2%
Europcar Mobility Group*(a)	2,884,241	1,569,244
Semiconductors & Semiconductor Equipment — 2.2%
CMC Materials, Inc.	8,799	1,556,895
Software — 16.8%
Anaplan, Inc.*	26,456	1,735,513
Black Knight, Inc.*	23,700	1,609,467
CDK Global, Inc.	31,706	1,726,709
Datto Holding Corp.*	49,824	1,749,321
Mandiant Corp.*	77,089	1,699,812
See accompanying notes to the financial statements.

38 :: MRGR MERGER ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Sailpoint Technologies Holdings, Inc.*	26,970	$1,710,977
Vonage Holdings Corp.*	84,183	1,630,625
		11,862,424
Total Common Stocks (Cost $61,405,254)		60,194,951
	Principal Amount
Short-Term Investments — 9.8%
Repurchase Agreements (b) — 9.8%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $6,876,354 (Cost $6,876,217)	$6,876,217	6,876,217
Total Investments — 95.3% (Cost $68,281,471)		67,071,168
Other assets less liabilities — 4.7%		3,344,396
Net Assets — 100.0%		$70,415,564

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,708,650
Aggregate gross unrealized depreciation	(2,601,623)
Net unrealized appreciation	$3,107,027
Federal income tax cost	$68,284,090

Forward Currency Contracts

Merger ETF had the following open forward currency contracts as of May 31, 2022:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)[a]
U.S. Dollar vs. Australian Dollar	Goldman Sachs International	07/19/22	2,212,000	$(1,569,329)	$1,588,567	$19,238
U.S. Dollar vs. Euro	Goldman Sachs International	07/19/22	1,507,000	(1,571,833)	1,621,993	50,160
U.S. Dollar vs. Australian Dollar	Goldman Sachs International	07/19/22	(4,517,000)	3,378,936	(3,243,924)	135,012
U.S. Dollar vs. Euro	Goldman Sachs International	07/19/22	(2,959,000)	3,230,072	(3,184,789)	45,283
U.S. Dollar vs. British Pound	Goldman Sachs International	07/19/22	(1,278,000)	1,665,509	(1,610,923)	54,586
Total Unrealized Appreciation						$304,279
U.S. Dollar vs. Euro	Goldman Sachs International	07/19/22	(6,000)	$6,419	$(6,457)	$(38)
U.S. Dollar vs. British Pound	Goldman Sachs International	07/19/22	(750,000)	943,023	(945,378)	(2,355)
Total Unrealized Depreciation						$(2,393)
Total Net Unrealized Appreciation						$301,886 [b]

a  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

b  The Net Amount of the Fund's uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized appreciation of $301,886. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: MERGER ETF MRGR :: 39

Swap Agreementsa

Merger ETF had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(65,829)	4/10/2023	Citibank NA	0.07%	S&P Merger Arbitrage Index (short exposure to Acquirers)[f]	159,529
7,774	4/10/2023	Citibank NA	1.28%	S&P Merger Arbitrage Index (long exposure to Targets)[g]	(784)
(58,055)					158,745	—	—	158,745
(4,935,175)	3/7/2023	Societe Generale	(0.18)%	S&P Merger Arbitrage Index (short exposure to Acquirers)[f]	4,814,761
14,765,797	3/7/2023	Societe Generale	1.33%	S&P Merger Arbitrage Index (long exposure to Targets)[g]	(955,443)
9,830,622					3,859,318	(3,599,318)	(260,000)	—
9,772,567					4,018,063
				Total Unrealized Appreciation	4,974,290
				Total Unrealized Depreciation	(956,227)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Merger_Acquirers_May.pdf.

g  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Merger ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	74.8%
United Kingdom	3.6%
Canada	2.5%
Australia	2.4%
France	2.2%
Other[a]	14.5%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

40 :: MRGR MERGER ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Communications Equipment — 0.4%
Lumentum Holdings, Inc.*	372	$32,022
Electronic Equipment, Instruments & Components — 2.5%
MicroVision, Inc.*	54,760	197,136
Entertainment — 14.3%
Activision Blizzard, Inc.	3,497	272,346
Electronic Arts, Inc.	1,170	162,220
NetEase, Inc., ADR	2,509	260,259
ROBLOX Corp., Class A*	3,762	112,634
Take-Two Interactive Software, Inc.*	2,458	306,095
		1,113,554
Health Care Equipment & Supplies — 2.8%
Intuitive Surgical, Inc.*	97	22,081
Penumbra, Inc.*	1,320	193,934
		216,015
Household Durables — 6.4%
Sony Group Corp., ADR	1,336	125,678
Vuzix Corp.*	57,835	375,927
		501,605
Interactive Media & Services — 12.3%
Alphabet, Inc., Class A*	152	345,836
fuboTV, Inc.*	22,684	74,630
Meta Platforms, Inc., Class A*	1,726	334,223
Snap, Inc., Class A*	11,623	164,001
Twitter, Inc.*	1,063	42,095
		960,785
Internet & Direct Marketing Retail — 4.3%
Amazon.com, Inc.*	140	336,587
IT Services — 4.5%
Glimpse Group, Inc. (The)*	47,348	190,812
Globant SA*	835	158,241
		349,053
Media — 3.2%
WiMi Hologram Cloud, Inc., ADR*	140,390	252,702
Real Estate Management & Development — 2.2%
eXp World Holdings, Inc.	12,424	173,563
Semiconductors & Semiconductor Equipment — 26.3%
Advanced Micro Devices, Inc.*	1,603	163,281
Ambarella, Inc.*	1,427	121,609
CEVA, Inc.*	8,941	322,502
Investments	Shares	Value
Common Stocks (continued)
Himax Technologies, Inc., ADR	40,066	$381,428
Kopin Corp.*	116,779	129,625
NVIDIA Corp.	1,717	320,598
QUALCOMM, Inc.	1,776	254,359
STMicroelectronics NV, NYRS	5,945	238,276
Synaptics, Inc.*	856	126,791
		2,058,469
Software — 13.7%
Agora, Inc., ADR*	9,436	57,465
InterDigital, Inc.	1,668	108,904
Matterport, Inc.*	11,290	61,982
Microsoft Corp.	1,280	347,994
PTC, Inc.*	3,186	371,264
Unity Software, Inc.*	3,143	125,626
		1,073,235
Specialty Retail — 0.5%
Williams-Sonoma, Inc.	316	40,423
Technology Hardware, Storage & Peripherals — 6.4%
Apple, Inc.	2,237	332,955
Immersion Corp.*	29,594	164,543
		497,498
Total Common Stocks (Cost $8,729,461)		7,802,647
Total Investments — 99.8% (Cost $8,729,461)		7,802,647
Other assets less liabilities — 0.2%		18,907
Net Assets — 100.0%		$7,821,554

*  Non-income producing security.

Abbreviations

ADR  American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$170,820
Aggregate gross unrealized depreciation	(1,108,375)
Net unrealized depreciation	$(937,555)
Federal income tax cost	$8,740,202
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: METAVERSE ETF VERS :: 41

Metaverse ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	82.9%
China	7.3%
Taiwan	4.9%
Singapore	3.1%
Japan	1.6%
Other[a]	0.2%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

42 :: VERS METAVERSE ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 98.8%
Aerospace & Defense — 1.5%
BAE Systems plc	172,698	$1,645,444
Air Freight & Logistics — 1.6%
DSV A/S	10,307	1,688,164
Beverages — 1.5%
Diageo plc	35,904	1,662,931
Biotechnology — 1.5%
CSL Ltd. (a)	8,348	1,627,837
Building Products — 1.6%
Geberit AG (Registered)	3,063	1,680,168
Capital Markets — 1.6%
Partners Group Holding AG	1,580	1,696,949
Chemicals — 4.7%
Croda International plc	19,717	1,717,089
Givaudan SA (Registered)	451	1,657,109
Symrise AG	14,874	1,637,195
		5,011,393
Diversified Financial Services — 1.3%
Sofina SA	6,050	1,421,945
Diversified Telecommunication Services — 1.6%
Telenor ASA	124,886	1,721,040
Electric Utilities — 1.4%
CK Infrastructure Holdings Ltd.	233,133	1,561,540
Electronic Equipment, Instruments & Components — 1.6%
Halma plc	62,088	1,744,182
Equity Real Estate Investment Trusts (REITs) — 3.1%
Japan Metropolitan Fund Invest	1,980	1,676,101
Link REIT	183,865	1,665,098
		3,341,199
Food & Staples Retailing — 1.5%
Welcia Holdings Co. Ltd.	78,858	1,590,707
Food Products — 4.7%
Chocoladefabriken Lindt & Spruengli AG, Class PC	170	1,709,666
Kerry Group plc, Class A	16,188	1,671,710
Nestle SA (Registered)	13,825	1,687,471
		5,068,847
Investments	Shares	Value
Common Stocks (continued)
Gas Utilities — 4.6%
APA Group	197,182	$1,609,684
Enagas SA	71,150	1,624,236
Hong Kong & China Gas Co. Ltd. (a)	1,508,833	1,707,776
		4,941,696
Health Care Equipment & Supplies — 3.0%
Coloplast A/S, Class B	13,533	1,606,044
DiaSorin SpA	12,702	1,666,860
		3,272,904
Health Care Providers & Services — 3.1%
Fresenius Medical Care AG & Co. KGaA	27,290	1,655,837
Fresenius SE & Co. KGaA	47,918	1,636,469
		3,292,306
Hotels, Restaurants & Leisure — 1.5%
Domino's Pizza Enterprises Ltd.	32,873	1,623,111
Household Durables — 1.6%
Sekisui Chemical Co. Ltd.	118,857	1,709,242
Household Products — 1.5%
Unicharm Corp.	46,678	1,604,494
Insurance — 4.8%
AIA Group Ltd.	163,133	1,682,159
Legal & General Group plc	523,483	1,713,359
Tokio Marine Holdings, Inc.	30,861	1,791,039
		5,186,557
IT Services — 9.1%
Bechtle AG	36,663	1,631,493
Itochu Techno-Solutions Corp.	67,327	1,682,586
Obic Co. Ltd.	10,741	1,593,053
Otsuka Corp.	54,801	1,740,154
SCSK Corp.	95,985	1,606,403
TIS, Inc.	60,089	1,576,434
		9,830,123
Machinery — 4.7%
Kurita Water Industries Ltd.	43,038	1,667,725
Spirax-Sarco Engineering plc	12,624	1,680,894
Techtronic Industries Co. Ltd.	128,323	1,681,412
		5,030,031
Multiline Retail — 1.6%
Pan Pacific International Holdings Corp.	111,324	1,716,005
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: MSCI EAFE DIVIDEND GROWERS ETF EFAD :: 43

Investments	Shares	Value
Common Stocks (continued)
Multi-Utilities — 1.5%
National Grid plc	106,995	$1,579,044
Oil, Gas & Consumable Fuels — 1.5%
Washington H Soul Pattinson & Co. Ltd.	87,974	1,621,879
Personal Products — 3.0%
Kao Corp.	40,962	1,654,464
Kobayashi Pharmaceutical Co. Ltd. (a)	22,633	1,521,827
		3,176,291
Pharmaceuticals — 9.2%
Astellas Pharma, Inc.	104,689	1,678,426
Novartis AG (Registered)	18,303	1,658,545
Novo Nordisk A/S, Class B	15,513	1,714,819
Roche Holding AG	4,949	1,685,205
Sanofi	15,224	1,620,759
UCB SA	17,182	1,512,255
		9,870,009
Professional Services — 4.8%
Nihon M&A Center Holdings, Inc.	158,691	1,846,635
RELX plc	57,244	1,642,011
Wolters Kluwer NV	16,641	1,642,550
		5,131,196
Semiconductors & Semiconductor Equipment — 1.6%
ASML Holding NV	3,030	1,739,796
Software — 3.2%
AVEVA Group plc	60,489	1,736,617
SAP SE	16,883	1,678,192
		3,414,809
Specialty Retail — 3.1%
Hikari Tsushin, Inc.	14,774	1,676,711
Nitori Holdings Co. Ltd.	16,388	1,657,335
		3,334,046
Trading Companies & Distributors — 4.8%
Ashtead Group plc	34,201	1,790,089
Brenntag SE	22,058	1,700,389
Bunzl plc	46,673	1,627,604
		5,118,082
Water Utilities — 1.4%
United Utilities Group plc	114,896	1,532,020
Total Common Stocks (Cost $110,994,019)		106,185,987
Investments	Shares	Value
Securities Lending Reinvestments (b) — 1.7%
Investment Companies — 1.7%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $1,818,961)	1,818,961	$1,818,961
	Principal Amount
Short-Term Investments — 0.6%
Repurchase Agreements (c) — 0.6%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $629,499 (Cost $629,486)	$629,486	629,486
Total Investments — 101.1% (Cost $113,442,466)		108,634,434
Liabilities in excess of other assets — (1.1%)		(1,232,340)
Net Assets — 100.0%		$107,402,094

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $2,791,450, collateralized in the form of cash with a value of $1,818,961 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,127,550 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.25% - 2.38%, and maturity dates ranging from May 31, 2024 - April 30, 2028. The total value of collateral is $2,946,511.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $1,818,961.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,830,117
Aggregate gross unrealized depreciation	(16,604,505)
Net unrealized depreciation	$(5,774,388)
Federal income tax cost	$114,408,822
See accompanying notes to the financial statements.

44 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

MSCI EAFE Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

Japan	27.9%
United Kingdom	18.7%
Switzerland	11.0%
Germany	9.3%
Hong Kong	7.7%
Australia	6.0%
Denmark	4.7%
Netherlands	3.1%
Belgium	2.7%
Norway	1.6%
Ireland	1.6%
Italy	1.5%
Spain	1.5%
France	1.5%
Other[a]	1.2%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: MSCI EAFE DIVIDEND GROWERS ETF EFAD :: 45

Investments	Shares	Value
Common Stocks — 99.9%
Automobiles — 2.1%
Ford Otomotiv Sanayi A/S	19,803	$373,768
Banks — 6.3%
China Merchants Bank Co. Ltd., Class A	61,400	366,089
Public Bank Bhd.	334,877	361,761
Taiwan Cooperative Financial Holding Co. Ltd.	385,171	373,559
		1,101,409
Beverages — 4.1%
Arca Continental SAB de CV	53,645	364,684
Kweichow Moutai Co. Ltd., Class A	1,300	352,310
		716,994
Chemicals — 8.0%
Asian Paints Ltd.	8,863	326,459
Berger Paints India Ltd.	43,074	341,158
Pidilite Industries Ltd.	12,751	368,785
Sinoma Science & Technology Co. Ltd., Class A*	104,300	353,320
		1,389,722
Construction & Engineering — 2.0%
China Railway Group Ltd., Class H	502,099	347,436
Construction Materials — 2.0%
UltraTech Cement Ltd.	4,447	348,411
Diversified Financial Services — 2.3%
Chailease Holding Co. Ltd.	50,571	392,023
Diversified Telecommunication Services — 2.0%
Hellenic Telecommunications Organization SA	18,247	346,531
Electric Utilities — 4.8%
Interconexion Electrica SA ESP	77,109	486,379
Power Grid Corp. of India Ltd.	118,288	354,851
		841,230
Electronic Equipment, Instruments & Components — 2.2%
Luxshare Precision Industry Co. Ltd., Class A	76,900	390,579
Investments	Shares	Value
Common Stocks (continued)
Food Products — 4.4%
Grupo Bimbo SAB de CV, Series A	122,702	$403,510
Marico Ltd.	52,900	363,620
		767,130
Gas Utilities — 4.3%
China Gas Holdings Ltd. (a)	260,650	388,623
China Resources Gas Group Ltd.	85,200	356,665
		745,288
Health Care Equipment & Supplies — 4.0%
Hartalega Holdings Bhd.	360,940	346,225
Lepu Medical Technology Beijing Co. Ltd., Class A	133,100	353,707
		699,932
Health Care Providers & Services — 4.0%
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	124,900	337,733
Sinopharm Group Co. Ltd., Class H	147,692	366,256
		703,989
Independent Power and Renewable Electricity Producers — 2.1%
China Longyuan Power Group Corp. Ltd., Class H	171,688	368,878
Insurance — 6.3%
New China Life Insurance Co. Ltd., Class H	141,558	370,708
People's Insurance Co. Group of China Ltd. (The), Class H	1,112,816	350,272
Ping An Insurance Group Co. of China Ltd., Class H (a)	58,008	371,827
		1,092,807
Interactive Media & Services — 4.3%
NAVER Corp.	1,635	380,601
Tencent Holdings Ltd.	7,977	368,395
		748,996
IT Services — 2.0%
Infosys Ltd., ADR	18,761	353,832
Metals & Mining — 0.0%
Polyus PJSC, GDR‡(b)(c)	3,949	—
Oil, Gas & Consumable Fuels — 0.0%
Rosneft Oil Co. PJSC, GDR‡(b)(c)	25,159	—
See accompanying notes to the financial statements.

46 :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Personal Products — 2.1%
Hindustan Unilever Ltd.	11,925	$361,461
Pharmaceuticals — 8.4%
China Medical System Holdings Ltd.	250,588	370,428
CSPC Pharmaceutical Group Ltd.	355,463	380,504
Yuhan Corp.	7,628	372,398
Yunnan Baiyao Group Co. Ltd., Class A	40,980	347,207
		1,470,537
Real Estate Management & Development — 7.7%
China Overseas Land & Investment Ltd.	114,314	332,139
China Vanke Co. Ltd., Class H (a)	148,335	328,155
CIFI Holdings Group Co. Ltd.	761,564	330,937
Longfor Group Holdings Ltd. (c)	69,110	344,793
		1,336,024
Road & Rail — 2.2%
Localiza Rent a Car SA	31,223	377,891
Specialty Retail — 4.2%
China Tourism Group Duty Free Corp. Ltd., Class A	13,900	368,968
JUMBO SA	22,034	365,464
		734,432
Textiles, Apparel & Luxury Goods — 2.1%
Shenzhou International Group Holdings Ltd.	26,015	359,699
Tobacco — 2.0%
ITC Ltd.	97,969	341,533
Water Utilities — 2.0%
Guangdong Investment Ltd.	270,476	341,232
Wireless Telecommunication Services — 2.0%
America Movil SAB de CV, Series L	330,996	349,992
Total Common Stocks (Cost $18,391,693)		17,401,756
Investments	Principal Amount		Value
Corporate Bonds — 0.0% (d)
Food Products — 0.0% (d)
Britannia Industries Ltd. Series N3, 5.50%, 6/3/2024 (Cost $3,560)	INR	259,086	$3,253
Total Investments — 99.9% (Cost $18,395,253)			17,405,009
Other assets less liabilities — 0.1%			18,851
Net Assets — 100.0%			$17,423,860

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $749,027, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 6.25%, and maturity dates ranging from January 31, 2023 - February 15, 2051. The total value of collateral is $791,100.

(b)  Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(d)  Represents less than 0.05% of net assets.

Abbreviations

ADR    American Depositary Receipt

GDR    Global Depositary Receipt

INR    Indian Rupee

PJSC  Public Joint Stock Company

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,670,171
Aggregate gross unrealized depreciation	(2,711,512)
Net unrealized depreciation	$(1,041,341)
Federal income tax cost	$18,446,350
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: 47

MSCI Emerging Markets Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

China	51.4%
India	16.1%
Mexico	6.4%
Taiwan	4.4%
South Korea	4.3%
Greece	4.1%
Malaysia	4.1%
Colombia	2.8%
Brazil	2.2%
Turkey	2.1%
Israel	2.0%
Russia	0.0%*
Other[a]	0.1%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

48 :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.2%
Aerospace & Defense — 2.7%
BAE Systems plc	38,210	$364,060
Air Freight & Logistics — 2.7%
DSV A/S	2,281	373,601
Beverages — 2.7%
Diageo plc	8,004	370,713
Building Products — 2.7%
Geberit AG (Registered)	678	371,908
Capital Markets — 2.7%
Partners Group Holding AG	350	375,906
Chemicals — 8.1%
Croda International plc	4,362	379,872
Givaudan SA (Registered)	100	367,430
Symrise AG	3,370	370,939
		1,118,241
Diversified Financial Services — 2.3%
Sofina SA (a)	1,339	314,708
Diversified Telecommunication Services — 2.8%
Telenor ASA	27,632	380,794
Electronic Equipment, Instruments & Components — 2.8%
Halma plc	13,737	385,901
Food Products — 8.2%
Chocoladefabriken Lindt & Spruengli AG, Class PC	38	382,160
Kerry Group plc, Class A	3,582	369,908
Nestle SA (Registered)	3,061	373,624
		1,125,692
Gas Utilities — 2.6%
Enagas SA (a)	15,742	359,364
Health Care Equipment & Supplies — 5.4%
Coloplast A/S, Class B	2,994	355,316
DiaSorin SpA	2,891	379,381
		734,697
Health Care Providers & Services — 5.3%
Fresenius Medical Care AG & Co. KGaA	6,038	366,359
Fresenius SE & Co. KGaA	10,602	362,074
		728,433
Investments	Shares	Value
Common Stocks (continued)
Insurance — 2.8%
Legal & General Group plc	115,823	$379,089
IT Services — 2.6%
Bechtle AG	8,112	360,982
Machinery — 2.7%
Spirax-Sarco Engineering plc	2,793	371,890
Multi-Utilities — 2.6%
National Grid plc	23,673	349,369
Pharmaceuticals — 13.2%
Novartis AG (Registered)	4,050	366,995
Novo Nordisk A/S, Class B	3,432	379,376
Roche Holding AG	1,095	372,863
Sanofi	3,368	358,560
UCB SA	3,802	334,629
		1,812,423
Professional Services — 5.3%
RELX plc	12,756	365,898
Wolters Kluwer NV	3,682	363,432
		729,330
Semiconductors & Semiconductor Equipment — 2.8%
ASML Holding NV	670	384,707
Software — 5.5%
AVEVA Group plc	13,383	384,221
SAP SE	3,735	371,264
		755,485
Trading Companies & Distributors — 8.2%
Ashtead Group plc	7,567	396,059
Brenntag SE	4,880	376,185
Bunzl plc	10,327	360,128
		1,132,372
Water Utilities — 2.5%
United Utilities Group plc	25,421	338,963
Total Common Stocks (Cost $14,054,359)		13,618,628
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: 49

Investments	Shares	Value
Securities Lending Reinvestments (b) — 0.7%
Investment Companies — 0.7%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $101,880)	101,880	$101,880
	Principal Amount
Short-Term Investments — 0.4%
Repurchase Agreements (c) — 0.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $56,987 (Cost $56,986)	$56,986	56,986
Total Investments — 100.3% (Cost $14,213,225)		13,777,494
Liabilities in excess of other assets — (0.3%)		(38,322)
Net Assets — 100.0%		$13,739,172

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $170,397, collateralized in the form of cash with a value of $101,880 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $87,246 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.00%, and maturity dates ranging from August 11, 2022 - May 15, 2049. The total value of collateral is $189,126.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $101,880.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$840,305
Aggregate gross unrealized depreciation	(1,352,923)
Net unrealized depreciation	$(512,618)
Federal income tax cost	$14,290,112

MSCI Europe Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United Kingdom	32.4%
Switzerland	19.0%
Germany	16.1%
Denmark	8.1%
Netherlands	5.4%
Belgium	4.7%
Norway	2.8%
Italy	2.8%
Ireland	2.7%
Spain	2.6%
France	2.6%
Other[a]	0.8%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

50 :: EUDV MSCI EUROPE DIVIDEND GROWERS ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.6%
Aerospace & Defense — 0.2%
AeroVironment, Inc.*	526	$48,371
Biotechnology — 3.9%
AbbVie, Inc.	3,603	530,974
Alnylam Pharmaceuticals, Inc.*	453	56,987
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	1,740	33,298
CRISPR Therapeutics AG*	887	51,490
Intellia Therapeutics, Inc.*	1,104	50,939
Mirati Therapeutics, Inc.*	834	32,660
Moderna, Inc.*	1,290	187,476
Natera, Inc.*	1,289	47,293
Novavax, Inc.*	1,049	58,041
Twist Bioscience Corp.*	1,376	46,839
Ultragenyx Pharmaceutical, Inc.*	1,054	49,433
		1,145,430
Capital Markets — 0.2%
Coinbase Global, Inc., Class A*	601	46,938
Chemicals — 12.1%
Chr Hansen Holding A/S	3,423	256,657
Corbion NV	2,071	74,926
Corteva, Inc.	9,210	576,730
FMC Corp.	4,671	572,571
International Flavors & Fragrances, Inc.	4,404	582,077
Nutrien Ltd.	5,820	568,771
Scotts Miracle-Gro Co. (The)	2,081	196,904
Sensient Technologies Corp.	2,095	183,187
Symrise AG	5,295	584,077
		3,595,900
Communications Equipment — 1.0%
Cisco Systems, Inc.	5,557	250,343
NetScout Systems, Inc.*	1,104	37,900
		288,243
Diversified Consumer Services — 0.9%
Terminix Global Holdings, Inc.*	6,060	263,065
Diversified Telecommunication Services — 0.3%
Cogent Communications Holdings, Inc.	595	35,932
Iridium Communications, Inc.*	1,102	40,895
		76,827
Electronic Equipment, Instruments & Components — 0.1%
Cognex Corp.	876	42,416
Investments	Shares	Value
Common Stocks (continued)
Entertainment — 9.2%
Activision Blizzard, Inc.	5,869	$457,078
Electronic Arts, Inc.	2,234	309,744
Embracer Group AB*	8,902	80,780
Netflix, Inc.*	3,041	600,415
Nintendo Co. Ltd.	831	370,653
Sea Ltd., ADR*	2,767	228,720
Take-Two Interactive Software, Inc.*	607	75,590
Walt Disney Co. (The)*	5,531	610,844
		2,733,824
Equity Real Estate Investment Trusts (REITs) — 0.4%
Equinix, Inc.	119	81,764
Keppel DC REIT	28,464	42,798
		124,562
Food Products — 4.4%
Kerry Group plc, Class A	5,566	576,027
McCormick & Co., Inc. (Non-Voting)	6,114	566,890
Simply Good Foods Co. (The)*	4,078	162,957
		1,305,874
Health Care Equipment & Supplies — 8.9%
Abbott Laboratories	5,046	592,703
ABIOMED, Inc.*	190	50,103
CONMED Corp.	432	50,237
Dexcom, Inc.*	366	109,046
Edwards Lifesciences Corp.*	2,347	236,695
Glaukos Corp.*	1,215	49,608
Globus Medical, Inc., Class A*	639	42,557
ICU Medical, Inc.*	267	48,498
Inari Medical, Inc.*	780	51,324
Integra LifeSciences Holdings Corp.*	806	50,488
Intuitive Surgical, Inc.*	1,347	306,631
Masimo Corp.*	351	49,291
Medtronic plc	3,589	359,438
Neogen Corp.*	5,378	142,302
QuidelOrtho Corp.*	489	46,470
ResMed, Inc.	551	112,107
Shockwave Medical, Inc.*	290	47,621
Stryker Corp.	1,280	300,160
		2,645,279
Health Care Providers & Services — 0.9%
Acadia Healthcare Co., Inc.*	684	48,680
Guardant Health, Inc.*	1,326	54,339
Premier, Inc., Class A	1,278	47,810
Quest Diagnostics, Inc.	450	63,459
Synlab AG	2,585	51,368
		265,656
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: MSCI TRANSFORMATIONAL CHANGES ETF ANEW :: 51

Investments	Shares	Value
Common Stocks (continued)
Health Care Technology — 0.8%
Cerner Corp.	1,105	$104,809
Inspire Medical Systems, Inc.*	278	49,159
Teladoc Health, Inc.*	1,528	52,089
Veeva Systems, Inc., Class A*	250	42,565
		248,622
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc.*	266	596,787
Interactive Media & Services — 8.1%
Alphabet, Inc., Class A*	272	618,865
Meta Platforms, Inc., Class A*	3,107	601,640
Pinterest, Inc., Class A*	3,918	76,989
REA Group Ltd.	962	77,744
Snap, Inc., Class A*	5,229	73,781
Tencent Holdings Ltd.	13,423	619,902
Twitter, Inc.*	6,360	251,856
ZoomInfo Technologies, Inc.*	2,037	82,274
		2,403,051
Internet & Direct Marketing Retail — 8.4%
Alibaba Group Holding Ltd.*	54,440	667,735
Amazon.com, Inc.*	267	641,919
Delivery Hero SE*(a)	8,142	312,398
DoorDash, Inc., Class A*	7,360	566,057
eBay, Inc.	4,667	227,143
Just Eat Takeaway.com NV*(a)	3,552	79,277
		2,494,529
IT Services — 6.3%
Accenture plc, Class A	857	255,780
Block, Inc., Class A*	703	61,520
Bread Financial Holdings, Inc.	795	43,805
Cloudflare, Inc., Class A*	776	43,456
DigitalOcean Holdings, Inc.*	882	43,086
Euronet Worldwide, Inc.*	346	41,921
GDS Holdings Ltd., Class A*	12,771	48,498
GoDaddy, Inc., Class A*	646	48,482
Kyndryl Holdings, Inc.*	3,240	39,982
Marqeta, Inc., Class A*	4,075	42,665
Mastercard, Inc., Class A	1,182	423,002
Nuvei Corp.*(a)	866	44,346
Okta, Inc.*	489	40,611
PayPal Holdings, Inc.*	1,472	125,429
Perficient, Inc.*	426	41,710
Twilio, Inc., Class A*	418	43,961
Visa, Inc., Class A	2,264	480,353
		1,868,607
Investments	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services — 4.8%
10X Genomics, Inc., Class A*	1,055	$54,005
Bio-Techne Corp.	148	54,720
Danaher Corp.	2,013	531,070
Genscript Biotech Corp.*	18,393	54,378
Illumina, Inc.*	591	141,533
Maravai LifeSciences Holdings, Inc., Class A*	1,414	44,046
Medpace Holdings, Inc.*	366	52,426
QIAGEN NV*	1,169	53,726
Thermo Fisher Scientific, Inc.	593	336,569
Wuxi Biologics Cayman, Inc.*(a)	13,500	99,781
		1,422,254
Machinery — 3.1%
AGCO Corp.	2,407	308,409
Deere & Co.	1,665	595,704
		904,113
Pharmaceuticals — 3.9%
Catalent, Inc.*	641	66,062
Johnson & Johnson	3,180	570,905
Roche Holding AG	1,563	531,863
		1,168,830
Professional Services — 0.4%
ManTech International Corp., Class A	424	40,555
Upwork, Inc.*	4,439	81,012
		121,567
Semiconductors & Semiconductor Equipment — 6.5%
Advanced Micro Devices, Inc.*	1,483	151,058
Ambarella, Inc.*	537	45,763
Broadcom, Inc.	252	146,193
Intel Corp.	3,989	177,191
Lattice Semiconductor Corp.*	835	43,437
MaxLinear, Inc.*	1,127	44,618
MediaTek, Inc.	1,991	62,079
NVIDIA Corp.	3,364	628,126
NXP Semiconductors NV	356	67,555
QUALCOMM, Inc.	1,598	228,866
Silicon Laboratories, Inc.*	285	42,511
Synaptics, Inc.*	296	43,844
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,675	254,927
		1,936,168
See accompanying notes to the financial statements.

52 :: ANEW MSCI TRANSFORMATIONAL CHANGES ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Software — 10.2%
Adobe, Inc.*	1,419	$590,985
ANSYS, Inc.*	299	77,848
Avast plc (a)	5,941	36,361
Blackbaud, Inc.*	649	41,309
BlackBerry Ltd.*	6,830	41,147
Blackline, Inc.*	557	40,783
Check Point Software Technologies Ltd.*	327	40,901
Coupa Software, Inc.*	602	41,412
Crowdstrike Holdings, Inc., Class A*	252	40,317
CyberArk Software Ltd.*	300	41,670
DocuSign, Inc.*	519	43,549
Dropbox, Inc., Class A*	1,840	38,346
Five9, Inc.*	435	42,069
Fortinet, Inc.*	184	54,122
HubSpot, Inc.*	226	76,318
Mandiant Corp.*	1,833	40,418
Microsoft Corp.	2,176	591,589
MicroStrategy, Inc., Class A*	204	53,997
NortonLifeLock, Inc.	1,642	39,966
Nutanix, Inc., Class A*	1,883	30,505
Oracle Corp.	2,828	203,390
Palo Alto Networks, Inc.*	128	64,356
Paylocity Holding Corp.*	240	41,966
Q2 Holdings, Inc.*	776	40,918
Qualys, Inc.*	353	46,130
Rapid7, Inc.*	581	41,175
RingCentral, Inc., Class A*	666	42,051
Sailpoint Technologies Holdings, Inc.*	635	40,284
SAP SE	969	96,527
ServiceNow, Inc.*	261	122,010
Sprout Social, Inc., Class A*	1,713	87,243
Tenable Holdings, Inc.*	864	43,459
Trend Micro, Inc.	690	40,574
Varonis Systems, Inc.*	1,254	41,470
VMware, Inc., Class A	335	42,913
Workday, Inc., Class A*	253	39,544
		3,037,622
Investments	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals — 2.6%
Apple, Inc.	4,064	$604,886
NetApp, Inc.	540	38,853
Samsung Electronics Co. Ltd., GDR (a)	90	120,735
		764,474
Total Common Stocks (Cost $34,264,096)		29,549,009
Total Investments — 99.6% (Cost $34,264,096)		29,549,009
Other assets less liabilities — 0.4%		127,417
Net Assets — 100.0%		$29,676,426

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

Abbreviations

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,074,092
Aggregate gross unrealized depreciation	(5,877,206)
Net unrealized depreciation	$(4,803,114)
Federal income tax cost	$34,352,123
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: MSCI TRANSFORMATIONAL CHANGES ETF ANEW :: 53

MSCI Transformational Changes ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	78.7%
China	5.1%
Germany	3.7%
Canada	2.2%
Ireland	1.9%
Switzerland	1.8%
Japan	1.4%
Taiwan	1.1%
Singapore	0.9%
Denmark	0.9%
Netherlands	0.5%
South Korea	0.4%
Israel	0.3%
Sweden	0.3%
Australia	0.3%
United Kingdom	0.1%
Other[a]	0.4%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

54 :: ANEW MSCI TRANSFORMATIONAL CHANGES ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Biotechnology — 9.5%
Moderna, Inc.*	780	$113,357
Novavax, Inc.*	2,327	128,753
		242,110
Chemicals — 8.9%
Advanced Nano Products Co. Ltd.	570	42,478
Cabot Corp.	1,592	120,371
Nanofilm Technologies International Ltd. (a)	34,875	63,639
		226,488
Electrical Equipment — 2.5%
Nissin Electric Co. Ltd.	5,605	64,264
Electronic Equipment, Instruments & Components — 2.4%
nLight, Inc.*	2,311	28,356
Park Systems Corp.	365	32,393
		60,749
Life Sciences Tools & Services — 8.9%
Agilent Technologies, Inc.	879	112,125
Bruker Corp.	1,824	113,964
		226,089
Semiconductors & Semiconductor Equipment — 61.5%
ACM Research, Inc., Class A*	2,796	42,387
Advanced Micro Devices, Inc.*	1,226	124,880
Applied Materials, Inc.	950	111,426
ASML Holding NV	183	105,302
Axcelis Technologies, Inc.*	1,729	107,302
Entegris, Inc.	941	104,413
Intel Corp.	2,406	106,875
KLA Corp.	328	119,671
Lam Research Corp.	227	118,047
Meta Materials, Inc.*(b)	15,348	29,468
NeoPhotonics Corp.*	2,787	42,948
Onto Innovation, Inc.*	1,474	118,480
Photronics, Inc.*	3,217	69,938
SUESS MicroTec SE*	1,005	18,147
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,075	102,447
Ultra Clean Holdings, Inc.*	2,373	79,638
Ulvac, Inc.	2,566	109,230
Veeco Instruments, Inc.*	2,636	56,489
		1,567,088
Investments	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals — 6.1%
Canon, Inc.	4,575	$115,214
Nano Dimension Ltd., ADR*	13,416	39,980
		155,194
Total Common Stocks (Cost $3,025,696)		2,541,982
Securities Lending Reinvestments (c) — 1.1%
Investment Companies — 1.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $28,710)	28,710	28,710
Total Investments — 100.9% (Cost $3,054,406)		2,570,692
Liabilities in excess of other assets — (0.9%)		(23,874)
Net Assets — 100.0%		$2,546,818

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $27,145, collateralized in the form of cash with a value of $28,710 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $28,710.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$96,518
Aggregate gross unrealized depreciation	(580,232)
Net unrealized depreciation	$(483,714)
Federal income tax cost	$3,054,406
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: Nanotechnology ETF TINY :: 55

Nanotechnology ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	72.6%
Japan	11.3%
Netherlands	4.1%
Taiwan	4.0%
South Korea	3.0%
Singapore	2.5%
Israel	1.6%
Germany	0.7%
Other[a]	0.2%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

56 :: TINY Nanotechnology ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Automobiles — 4.1%
Tesla, Inc.*	993	$752,952
Biotechnology — 5.0%
Regeneron Pharmaceuticals, Inc.*	1,379	916,676
Commercial Services & Supplies — 5.1%
Cintas Corp.	2,373	945,237
Electric Utilities — 10.8%
American Electric Power Co., Inc.	9,866	1,006,628
Constellation Energy Corp.	1	62
Exelon Corp.	20,233	994,452
		2,001,142
Food & Staples Retailing — 4.3%
Costco Wholesale Corp.	1,694	789,777
Health Care Equipment & Supplies — 3.2%
Dexcom, Inc.*	2,007	597,966
Hotels, Restaurants & Leisure — 5.7%
Marriott International, Inc., Class A	6,199	1,063,624
Interactive Media & Services — 4.7%
Alphabet, Inc., Class A*	382	869,142
Internet & Direct Marketing Retail — 3.7%
MercadoLibre, Inc.*	876	688,431
IT Services — 4.9%
Paychex, Inc.	7,284	901,978
Multiline Retail — 5.4%
Dollar Tree, Inc.*	6,223	997,734
Pharmaceuticals — 5.1%
AstraZeneca plc, ADR	14,285	949,667
Semiconductors & Semiconductor Equipment — 9.9%
Broadcom, Inc.	1,729	1,003,045
NVIDIA Corp.	4,383	818,393
		1,821,438
Investments	Shares	Value
Common Stocks (continued)
Software — 18.3%
Crowdstrike Holdings, Inc., Class A*	4,650	$743,953
Palo Alto Networks, Inc.*	1,667	838,134
Splunk, Inc.*	7,660	785,610
Synopsys, Inc.*	3,180	1,015,056
		3,382,753
Specialty Retail — 4.8%
O'Reilly Automotive, Inc.*	1,384	881,843
Technology Hardware, Storage & Peripherals — 4.8%
Apple, Inc.	5,970	888,575
Total Common Stocks (Cost $19,519,816)		18,448,935
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (a) — 0.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $18,506 (Cost $18,506)	$18,506	18,506
Total Investments — 99.9% (Cost $19,538,322)		18,467,441
Other assets less liabilities — 0.1%		9,343
Net Assets — 100.0%		$18,476,784

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$828,289
Aggregate gross unrealized depreciation	(1,901,510)
Net unrealized depreciation	$(1,073,221)
Federal income tax cost	$19,540,662
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: Nasdaq-100 Dorsey Wright Momentum ETF QQQA :: 57

Investments	Shares	Value
Common Stocks — 99.8%
Entertainment — 65.8%
Activision Blizzard, Inc.	1,357	$105,683
Bilibili, Inc., Class Z*	1,348	30,886
Capcom Co. Ltd.	1,018	28,942
CD Projekt SA*(a)	402	10,232
Electronic Arts, Inc.	621	86,102
Embracer Group AB*	3,756	34,083
Krafton, Inc.*	152	31,882
NCSoft Corp.	98	36,041
Netflix, Inc.*	129	25,470
Netmarble Corp. (b)	133	8,976
Nexon Co. Ltd.	2,840	70,595
Pearl Abyss Corp.*	173	8,865
ROBLOX Corp., Class A*	684	20,479
Spotify Technology SA*	340	38,342
Square Enix Holdings Co. Ltd.	514	25,593
Take-Two Interactive Software, Inc.*	733	91,280
Tencent Music Entertainment Group, ADR*	5,073	21,205
Ubisoft Entertainment SA*	622	32,553
Wemade Co. Ltd.	109	7,524
		714,733
Interactive Media & Services — 5.2%
Bumble, Inc., Class A*	513	14,621
fuboTV, Inc.*(a)	753	2,477
JOYY, Inc., ADR	385	16,320
Snap, Inc., Class A*	1,663	23,465
		56,883
Internet & Direct Marketing Retail — 15.4%
Dada Nexus Ltd., ADR*	1,437	10,849
Deliveroo plc*(b)	5,386	6,392
Delivery Hero SE*(b)	673	25,822
DoorDash, Inc., Class A*	493	37,917
Just Eat Takeaway.com NV*(b)	1,207	26,939
Meituan*(b)	2,514	59,909
		167,828
Leisure Products — 4.1%
Peloton Interactive, Inc., Class A*	1,754	24,486
Sega Sammy Holdings, Inc.	1,058	19,691
		44,177
Road & Rail — 7.6%
Lyft, Inc., Class A*	1,791	31,665
Uber Technologies, Inc.*	2,171	50,367
		82,032
Investments	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment — 1.7%
Ambarella, Inc.*	216	$18,408
Total Common Stocks (Cost $2,036,513)		1,084,061
Securities Lending Reinvestments (c) — 0.2%
Investment Companies — 0.2%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $2,449)	2,449	2,449
Total Investments — 100.0% (Cost $2,038,962)		1,086,510
Other assets less liabilities — 0.0% (d)		116
Net Assets — 100.0%		$1,086,626

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $11,184, collateralized in the form of cash with a value of $2,449 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $10,631 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.00%, and maturity dates ranging from August 11, 2022 - May 15, 2049. The total value of collateral is $13,080.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $2,449.

(d)  Represents less than 0.05% of net assets.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,035
Aggregate gross unrealized depreciation	(1,013,697)
Net unrealized depreciation	$(991,662)
Federal income tax cost	$2,078,172
See accompanying notes to the financial statements.

58 :: OND On-Demand ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

On-Demand ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	49.0%
Japan	13.3%
China	11.3%
South Korea	8.6%
Luxembourg	3.5%
Sweden	3.1%
France	3.0%
Netherlands	2.5%
Germany	2.4%
Singapore	1.5%
Poland	1.0%
United Kingdom	0.6%
Other[a]	0.2%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ON-DEMAND ETF OND :: 59

Investments	Shares	Value
Common Stocks — 99.9%
Entertainment — 2.0%
Sea Ltd., ADR*	76,703	$6,340,270
Health Care Equipment & Supplies — 1.9%
Figs, Inc., Class A*	669,129	5,955,248
Internet & Direct Marketing Retail — 95.8%
1-800-Flowers.com, Inc., Class A*	605,465	5,909,338
Alibaba Group Holding Ltd., ADR*	433,252	41,613,855
Amazon.com, Inc.*	32,642	78,477,569
BARK, Inc.*(a)	2,470,393	6,175,982
Betterware de Mexico SAB de CV (a)	414,611	5,800,408
Cango, Inc., ADR*(a)	203,849	638,047
CarParts.com, Inc.*	797,198	6,034,789
Chewy, Inc., Class A*(a)	288,771	7,161,521
ContextLogic, Inc., Class A*(a)	3,613,079	6,359,019
Coupang, Inc.*(a)	255,084	3,446,185
Dada Nexus Ltd., ADR*	97,696	737,605
DoorDash, Inc., Class A*	125,015	9,614,904
eBay, Inc.	337,392	16,420,869
Etsy, Inc.*	95,654	7,759,452
Farfetch Ltd., Class A*	103,365	927,184
Fiverr International Ltd.*(a)	15,621	660,925
Global-e Online Ltd.*	41,221	794,329
Groupon, Inc.*(a)	411,725	6,361,151
JD.com, Inc., ADR	210,730	11,826,168
Lands' End, Inc.*	504,660	5,854,056
Liquidity Services, Inc.*	421,858	5,720,394
MercadoLibre, Inc.*	7,002	5,502,732
Overstock.com, Inc.*	198,606	6,154,800
Ozon Holdings plc, ADR*‡(b)	60,470	—
PetMed Express, Inc. (a)	265,638	5,852,005
Pinduoduo, Inc., ADR*	172,435	8,682,102
Poshmark, Inc., Class A*	551,465	6,027,512
Quotient Technology, Inc.*	1,354,904	5,663,499
Qurate Retail, Inc., Series A	1,686,160	6,087,038
RealReal, Inc. (The)*	2,051,950	6,730,396
Revolve Group, Inc.*	219,788	6,457,371
Shutterstock, Inc.	104,856	6,312,331
Stitch Fix, Inc., Class A*	765,195	6,481,202
Uxin Ltd., ADR*	1,489,458	625,572
Vipshop Holdings Ltd., ADR*	130,327	1,212,041
Wayfair, Inc., Class A*(a)	126,426	7,508,440
		307,590,791
Personal Products — 0.2%
Yatsen Holding Ltd., ADR*(a)	1,471,114	725,701
Total Common Stocks (Cost $647,706,428)		320,612,010
Investments	Shares	Value
Securities Lending Reinvestments (c) — 7.7%
Investment Companies — 7.7%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $24,777,454)	24,777,454	$24,777,454
	Principal Amount
Short-Term Investments — 0.0% (d)
Repurchase Agreements (e) — 0.0% (d)
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $62,973 (Cost $62,973)	$62,973	62,973
Total Investments — 107.6% (Cost $672,546,855)		345,452,437
Liabilities in excess of other assets — (7.6%)		(24,349,582)
Net Assets — 100.0%		$321,102,855

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $30,849,497, collateralized in the form of cash with a value of $24,777,454 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $7,987,056 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.63%, and maturity dates ranging from June 9, 2022 - August 15, 2050. The total value of collateral is $32,764,510.

(b)  Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $24,777,454.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(349,309,208)
Net unrealized depreciation	$(349,309,208)
Federal income tax cost	$694,761,645
See accompanying notes to the financial statements.

60 :: ONLN ONLINE RETAIL ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Distributors — 0.0% (a)
Arata Corp.	1,236	$38,548
Diversified Consumer Services — 0.8%
Rover Group, Inc.*	260,495	1,411,883
Food Products — 12.8%
Freshpet, Inc.*	135,080	9,721,707
General Mills, Inc.	55,578	3,882,123
J M Smucker Co. (The)	9,737	1,220,728
Nestle SA (Registered)	60,179	7,340,433
		22,164,991
Health Care Equipment & Supplies — 13.6%
Heska Corp.*	30,398	3,033,416
IDEXX Laboratories, Inc.*	45,154	17,683,210
Vimian Group AB*	371,353	2,226,380
Zomedica Corp.*	2,877,272	672,994
		23,616,000
Health Care Providers & Services — 8.7%
AmerisourceBergen Corp.	13,878	2,148,176
Covetrus, Inc.*	310,630	6,467,317
CVS Group plc	210,566	4,760,096
Patterson Cos., Inc.	8,045	254,141
PetIQ, Inc.*	80,909	1,388,398
		15,018,128
Household Products — 6.5%
Central Garden & Pet Co., Class A*	120,237	5,089,632
Colgate-Palmolive Co.	77,190	6,083,344
		11,172,976
Insurance — 4.4%
Anicom Holdings, Inc.	210,646	1,089,760
Trupanion, Inc.*	98,630	6,596,374
		7,686,134
Internet & Direct Marketing Retail — 4.8%
BARK, Inc.*	223,901	559,753
Chewy, Inc., Class A*	263,111	6,525,153
PetMed Express, Inc.	58,781	1,294,945
		8,379,851
Pharmaceuticals — 37.3%
Dechra Pharmaceuticals plc	309,112	14,162,658
Elanco Animal Health, Inc.*	734,343	17,403,929
Merck & Co., Inc.	81,398	7,491,058
Investments	Shares	Value
Common Stocks (continued)
SwedenCare AB	365,837	$3,573,728
Virbac SA	12,435	5,052,821
Zoetis, Inc.	98,916	16,907,712
		64,591,906
Specialty Retail — 10.9%
Musti Group OYJ*	91,036	1,780,672
Pet Center Comercio e Participacoes SA	978,470	2,497,363
Pet Valu Holdings Ltd.	77,209	2,008,282
Petco Health & Wellness Co., Inc.*	394,808	6,301,136
Pets at Home Group plc	1,443,362	6,311,168
		18,898,621
Total Common Stocks (Cost $245,221,635)		172,979,038
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (b) — 0.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $244,015 (Cost $244,009)	$244,009	244,009
Total Investments — 99.9% (Cost $245,465,644)		173,223,047
Other assets less liabilities — 0.1%		165,213
Net Assets — 100.0%		$173,388,260

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,285,339
Aggregate gross unrealized depreciation	(75,248,149)
Net unrealized depreciation	$(72,962,810)
Federal income tax cost	$246,185,857
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: PET CARE ETF PAWZ :: 61

Pet Care ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	70.1%
United Kingdom	14.6%
Switzerland	4.2%
Sweden	3.3%
France	2.9%
Canada	1.6%
Brazil	1.4%
Finland	1.0%
Japan	0.7%
Other[a]	0.2%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

62 :: PAWZ PET CARE ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Banks — 25.0%
Associated Banc-Corp.	435,250	$9,009,675
Atlantic Union Bankshares Corp.	261,417	9,217,563
BancFirst Corp.	131,808	11,958,940
City Holding Co. (a)	128,053	10,511,871
Community Bank System, Inc.	140,548	9,276,168
First Interstate BancSystem, Inc., Class A (a)	264,750	10,079,032
First Merchants Corp.	236,558	9,736,727
Fulton Financial Corp.	584,743	9,268,176
Home BancShares, Inc.	457,611	10,337,432
Independent Bank Corp.	122,407	10,196,503
International Bancshares Corp.	247,704	10,386,229
Lakeland Bancorp, Inc.	585,402	9,085,439
Lakeland Financial Corp.	129,416	9,338,659
Northwest Bancshares, Inc.	735,778	9,484,178
Premier Financial Corp.	332,165	9,024,923
Sandy Spring Bancorp, Inc.	223,936	9,483,690
Simmons First National Corp., Class A	368,024	9,461,897
Southside Bancshares, Inc.	248,415	10,018,577
Tompkins Financial Corp.	129,432	9,864,013
United Bankshares, Inc.	292,203	10,975,145
Washington Trust Bancorp, Inc.	191,393	9,607,929
WesBanco, Inc.	290,869	9,906,998
		216,229,764
Building Products — 2.7%
Apogee Enterprises, Inc.	225,954	9,399,687
Griffon Corp.	436,748	14,006,508
		23,406,195
Capital Markets — 1.2%
Cohen & Steers, Inc.	130,732	9,963,086
Chemicals — 7.1%
Avient Corp.	203,066	9,990,847
Balchem Corp.	72,394	9,007,986
HB Fuller Co.	154,165	10,958,048
Quaker Chemical Corp. (a)	57,283	8,959,061
Sensient Technologies Corp. (a)	128,471	11,233,504
Stepan Co.	99,289	11,131,290
		61,280,736
Commercial Services & Supplies — 6.0%
ABM Industries, Inc.	218,871	10,582,413
Brady Corp., Class A	220,880	10,714,889
Healthcare Services Group, Inc. (a)	627,552	10,775,068
HNI Corp.	262,830	10,021,708
Matthews International Corp., Class A	301,796	9,766,118
		51,860,196
Investments	Shares	Value
Common Stocks (continued)
Electric Utilities — 3.4%
ALLETE, Inc.	157,062	$9,740,985
PNM Resources, Inc.	222,470	10,573,999
Portland General Electric Co.	189,572	9,336,421
		29,651,405
Electronic Equipment, Instruments & Components — 1.0%
Badger Meter, Inc.	104,466	8,267,439
Equity Real Estate Investment Trusts (REITs) — 2.0%
STAG Industrial, Inc.	254,757	8,483,408
Terreno Realty Corp.	145,311	8,821,831
		17,305,239
Food & Staples Retailing — 2.1%
Andersons, Inc. (The)	211,226	7,944,210
SpartanNash Co.	309,027	10,633,619
		18,577,829
Food Products — 3.9%
Calavo Growers, Inc.	234,477	7,983,942
J & J Snack Foods Corp.	62,266	7,983,747
Lancaster Colony Corp.	62,716	7,645,080
Tootsie Roll Industries, Inc.	294,993	9,755,418
		33,368,187
Gas Utilities — 7.4%
Chesapeake Utilities Corp.	72,744	9,716,416
New Jersey Resources Corp.	225,371	10,349,036
Northwest Natural Holding Co.	182,174	9,890,227
South Jersey Industries, Inc. (a)	294,641	10,268,239
Southwest Gas Holdings, Inc.	138,502	12,898,691
Spire, Inc.	144,061	11,279,976
		64,402,585
Health Care Equipment & Supplies — 2.1%
Atrion Corp.	14,082	8,854,621
LeMaitre Vascular, Inc.	210,468	9,622,597
		18,477,218
Health Care Providers & Services — 1.1%
Ensign Group, Inc. (The) (a)	119,291	9,682,850
Household Products — 1.1%
WD-40 Co. (a)	49,170	9,282,804
Insurance — 1.2%
Horace Mann Educators Corp.	247,645	10,019,717
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: 63

Investments	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail — 1.0%
PetMed Express, Inc. (a)	386,857	$8,522,460
Machinery — 6.2%
Douglas Dynamics, Inc.	272,002	8,546,303
Franklin Electric Co., Inc.	122,868	9,057,829
Hillenbrand, Inc.	216,418	9,054,929
Lindsay Corp.	74,272	9,358,272
Standex International Corp.	95,068	8,850,831
Trinity Industries, Inc.	335,566	8,342,170
		53,210,334
Media — 1.3%
John Wiley & Sons, Inc., Class A	204,928	10,852,987
Metals & Mining — 3.3%
Kaiser Aluminum Corp.	107,197	10,952,318
Materion Corp.	123,193	10,099,362
Worthington Industries, Inc.	170,067	7,931,925
		28,983,605
Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Arbor Realty Trust, Inc.	576,478	9,465,769
Multi-Utilities — 3.5%
Avista Corp.	219,501	9,535,123
Black Hills Corp.	140,121	10,741,676
NorthWestern Corp.	165,032	10,111,511
		30,388,310
Paper & Forest Products — 1.3%
Neenah, Inc.	301,341	11,423,837
Personal Products — 1.2%
Nu Skin Enterprises, Inc., Class A (a)	221,070	10,312,916
Professional Services — 1.3%
Insperity, Inc.	113,450	11,352,942
Real Estate Management & Development — 1.1%
Kennedy-Wilson Holdings, Inc.	463,739	9,766,343
Thrifts & Mortgage Finance — 1.0%
Federal Agricultural Mortgage Corp., Class C	86,292	9,061,523
Tobacco — 1.3%
Universal Corp.	177,915	11,329,627
Investments	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors — 3.5%
Applied Industrial Technologies, Inc.	101,435	$10,489,393
GATX Corp.	89,104	9,618,777
McGrath RentCorp	126,402	10,391,509
		30,499,679
Water Utilities — 4.2%
American States Water Co.	115,728	9,171,444
California Water Service Group	173,943	9,335,521
Middlesex Water Co.	95,717	8,138,816
SJW Group	149,861	9,268,903
		35,914,684
Wireless Telecommunication Services — 1.2%
Telephone and Data Systems, Inc.	567,808	10,067,236
Total Common Stocks (Cost $812,997,048)		862,927,502
Securities Lending Reinvestments (b) — 1.0%
Investment Companies — 1.0%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $8,704,260)	8,704,260	8,704,260
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $810,577 (Cost $810,560)	$810,560	810,560
Total Investments — 100.9% (Cost $822,511,868)		872,442,322
Liabilities in excess of other assets — (0.9%)		(7,529,385)
Net Assets — 100.0%		$864,912,937

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $15,911,326, collateralized in the form of cash with a value of $8,704,260 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $7,690,598 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.75%, and maturity dates ranging from June 15, 2022 - November 15, 2051. The total value of collateral is $16,394,858.
See accompanying notes to the financial statements.

64 :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $8,704,260.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$103,174,414
Aggregate gross unrealized depreciation	(55,785,084)
Net unrealized appreciation	$47,389,330
Federal income tax cost	$825,052,992
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: 65

Investments	Shares	Value
Common Stocks — 99.7%
Banks — 3.2%
Commerce Bancshares, Inc.	3,081	$213,144
United Bankshares, Inc.	6,127	230,130
		443,274
Beverages — 4.6%
Brown-Forman Corp., Class B	3,054	201,930
Coca-Cola Co. (The)	3,417	216,569
PepsiCo, Inc.	1,290	216,398
		634,897
Building Products — 1.7%
Carlisle Cos., Inc.	921	234,330
Capital Markets — 2.8%
Franklin Resources, Inc.	7,583	205,348
S&P Global, Inc.	524	183,127
		388,475
Chemicals — 10.0%
Air Products and Chemicals, Inc.	936	230,406
HB Fuller Co.	3,232	229,730
PPG Industries, Inc.	1,725	218,195
RPM International, Inc.	2,627	231,439
Sherwin-Williams Co. (The)	827	221,669
Stepan Co.	2,082	233,413
		1,364,852
Commercial Services & Supplies — 4.7%
ABM Industries, Inc.	4,589	221,878
Brady Corp., Class A	4,631	224,650
MSA Safety, Inc.	1,528	194,805
		641,333
Containers & Packaging — 1.6%
Sonoco Products Co.	3,741	218,736
Distributors — 1.7%
Genuine Parts Co.	1,744	238,457
Diversified Telecommunication Services — 1.4%
AT&T, Inc.	8,957	190,695
Electric Utilities — 1.6%
MGE Energy, Inc.	2,818	223,665
Electrical Equipment — 1.5%
Emerson Electric Co.	2,335	207,021
Investments	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs) — 1.5%
Federal Realty Investment Trust	1,781	$204,762
Food & Staples Retailing — 4.4%
Sysco Corp. (a)	2,517	211,881
Walgreens Boots Alliance, Inc.	4,481	196,402
Walmart, Inc.	1,497	192,559
		600,842
Food Products — 5.8%
Archer-Daniels-Midland Co.	2,582	234,497
Hormel Foods Corp.	4,134	201,202
Lancaster Colony Corp.	1,314	160,177
Tootsie Roll Industries, Inc.	6,185	204,538
		800,414
Gas Utilities — 3.3%
National Fuel Gas Co.	3,269	240,369
Northwest Natural Holding Co.	3,820	207,388
		447,757
Health Care Equipment & Supplies — 4.4%
Abbott Laboratories	1,761	206,847
Becton Dickinson and Co.	776	198,501
Embecta Corp.*	156	3,866
Medtronic plc	1,974	197,696
		606,910
Hotels, Restaurants & Leisure — 1.7%
McDonald's Corp.	907	228,754
Household Durables — 1.6%
Leggett & Platt, Inc.	5,733	224,562
Household Products — 6.3%
Clorox Co. (The)	1,478	214,842
Colgate-Palmolive Co.	2,764	217,831
Kimberly-Clark Corp.	1,656	220,281
Procter & Gamble Co. (The)	1,379	203,927
		856,881
Industrial Conglomerates — 1.6%
3M Co.	1,458	217,665
Insurance — 6.4%
Aflac, Inc.	3,559	215,569
Cincinnati Financial Corp.	1,736	221,965
Old Republic International Corp.	8,100	193,752
RLI Corp.	2,068	250,476
		881,762
See accompanying notes to the financial statements.

66 :: TMDV RUSSELL U.S. DIVIDEND GROWERS ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
IT Services — 1.7%
Automatic Data Processing, Inc.	1,026	$228,736
Machinery — 6.8%
Dover Corp.	1,417	189,750
Illinois Tool Works, Inc.	1,008	209,735
Nordson Corp.	944	205,679
Stanley Black & Decker, Inc.	1,322	156,908
Tennant Co.	2,693	167,612
		929,684
Metals & Mining — 1.5%
Nucor Corp.	1,542	204,253
Multiline Retail — 1.1%
Target Corp.	954	154,434
Multi-Utilities — 3.4%
Black Hills Corp.	2,938	225,227
Consolidated Edison, Inc.	2,379	236,140
		461,367
Pharmaceuticals — 1.7%
Johnson & Johnson	1,261	226,387
Specialty Retail — 1.4%
Lowe's Cos., Inc.	954	186,316
Tobacco — 1.7%
Universal Corp.	3,731	237,590
Trading Companies & Distributors — 1.6%
WW Grainger, Inc.	438	213,337
Water Utilities — 5.5%
American States Water Co.	2,427	192,340
California Water Service Group	3,648	195,788
Middlesex Water Co.	2,006	170,570
SJW Group	3,141	194,271
		752,969
Wireless Telecommunication Services — 1.5%
Telephone and Data Systems, Inc.	11,906	211,093
Total Common Stocks (Cost $13,415,975)		13,662,210
Investments	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (b) — 0.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $7,831 (Cost $7,831)	$7,831	$7,831
Total Investments — 99.8% (Cost $13,423,806)		13,670,041
Other assets less liabilities — 0.2%		22,103
Net Assets — 100.0%		$13,692,144

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $84, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 30, 2022 - August 15, 2050. The total value of collateral is $88.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,077,729
Aggregate gross unrealized depreciation	(855,301)
Net unrealized appreciation	$222,428
Federal income tax cost	$13,447,613
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: RUSSELL U.S. DIVIDEND GROWERS ETF TMDV :: 67

Investments	Principal Amount	Value
Corporate Bonds — 98.4%
Aerospace & Defense — 4.6%
Boeing Co. (The)
3.20%, 3/1/2029	$184,000	$164,380
5.71%, 5/1/2040	200,000	195,087
5.81%, 5/1/2050	20,000	19,556
5.93%, 5/1/2060	100,000	97,918
Lockheed Martin Corp.
4.09%, 9/15/2052	103,000	101,113
Northrop Grumman Corp.
3.25%, 1/15/2028	200,000	193,880
Raytheon Technologies Corp.
4.50%, 6/1/2042	128,000	127,719
		899,653
Airlines — 0.3%
Southwest Airlines Co. 5.13%, 6/15/2027	52,000	54,086
Automobiles — 1.7%
General Motors Co.
6.80%, 10/1/2027	250,000	270,422
5.00%, 10/1/2028	66,000	65,940
		336,362
Banks — 7.6%
Bank of America Corp.
4.20%, 8/26/2024	64,000	65,133
4.00%, 1/22/2025	102,000	102,732
Series L, 3.95%, 4/21/2025	100,000	100,685
Series L, 4.18%, 11/25/2027	50,000	49,819
7.75%, 5/14/2038	100,000	130,530
Citigroup, Inc.
4.40%, 6/10/2025	10,000	10,113
3.20%, 10/21/2026	100,000	96,917
4.45%, 9/29/2027	62,000	62,189
4.65%, 7/23/2048	130,000	130,056
JPMorgan Chase & Co.
3.90%, 7/15/2025	154,000	156,672
2.95%, 10/1/2026	22,000	21,339
PNC Financial Services Group, Inc. (The)
2.55%, 1/22/2030	47,000	41,936
Truist Bank
3.20%, 4/1/2024	100,000	100,376
Wells Fargo & Co.
3.30%, 9/9/2024	127,000	127,654
3.00%, 2/19/2025	2,000	1,985
3.55%, 9/29/2025	114,000	113,948
3.00%, 4/22/2026	2,000	1,939
3.00%, 10/23/2026	200,000	192,931
		1,506,954
Investments	Principal Amount	Value
Corporate Bonds (continued)
Beverages — 1.4%
Coca-Cola Co. (The)
2.88%, 5/5/2041	$150,000	$127,100
Molson Coors Beverage Co.
4.20%, 7/15/2046	32,000	27,572
PepsiCo, Inc.
1.95%, 10/21/2031	130,000	113,324
		267,996
Biotechnology — 5.8%
AbbVie, Inc.
3.75%, 11/14/2023	3,000	3,042
3.60%, 5/14/2025	160,000	160,855
3.20%, 5/14/2026	80,000	78,732
4.88%, 11/14/2048	200,000	203,364
4.25%, 11/21/2049	32,000	29,848
Amgen, Inc.
2.20%, 2/21/2027	244,000	229,389
1.65%, 8/15/2028	115,000	101,188
2.00%, 1/15/2032	135,000	113,166
Biogen, Inc.
2.25%, 5/1/2030	100,000	84,101
Gilead Sciences, Inc.
3.65%, 3/1/2026	20,000	20,050
1.65%, 10/1/2030	1,000	844
4.75%, 3/1/2046	106,000	105,961
2.80%, 10/1/2050	3,000	2,194
		1,132,734
Building Products — 0.7%
Carrier Global Corp. 2.70%, 2/15/2031	160,000	139,185
Capital Markets — 5.4%
Bank of New York Mellon Corp. (The)
3.35%, 4/25/2025	166,000	166,222
Charles Schwab Corp. (The)
0.75%, 3/18/2024	64,000	61,865
Goldman Sachs Group, Inc. (The)
3.85%, 1/26/2027	350,000	347,030
3.80%, 3/15/2030	150,000	144,385
6.75%, 10/1/2037	44,000	51,907
Morgan Stanley
Series F, 3.88%, 4/29/2024	100,000	102,023
3.13%, 7/27/2026	100,000	97,181
4.38%, 1/22/2047	100,000	96,281
		1,066,894
Chemicals — 0.5%
DuPont de Nemours, Inc. 4.21%, 11/15/2023	100,000	101,869
See accompanying notes to the financial statements.

68 :: SPXB S&P 500® BOND ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Consumer Finance — 1.3%
American Express Co.
3.40%, 2/22/2024	$17,000	$17,081
1.65%, 11/4/2026	154,000	141,917
Capital One Financial Corp.
3.80%, 1/31/2028	100,000	96,871
		255,869
Diversified Telecommunication Services — 7.0%
AT&T, Inc.
4.35%, 3/1/2029	200,000	202,428
4.30%, 2/15/2030	3,000	3,028
2.75%, 6/1/2031	266,000	238,245
3.50%, 9/15/2053	233,000	188,169
Verizon Communications, Inc.
0.75%, 3/22/2024	191,000	184,782
1.45%, 3/20/2026	2,000	1,857
4.13%, 3/16/2027	3,000	3,075
4.33%, 9/21/2028	187,000	189,916
4.02%, 12/3/2029	2,000	1,984
1.50%, 9/18/2030	100,000	82,697
4.86%, 8/21/2046	100,000	103,972
3.55%, 3/22/2051	2,000	1,695
3.70%, 3/22/2061	200,000	167,824
		1,369,672
Electric Utilities — 1.6%
NextEra Energy Capital Holdings, Inc.
2.25%, 6/1/2030	145,000	125,472
Southern Co. (The)
2.95%, 7/1/2023	128,000	128,197
Series A, 3.70%, 4/30/2030	70,000	66,623
		320,292
Energy Equipment & Services — 0.0% (a)
Halliburton Co. 2.92%, 3/1/2030	1,000	917
Entertainment — 1.8%
Walt Disney Co. (The)
1.75%, 8/30/2024	40,000	38,906
2.65%, 1/13/2031	118,000	106,906
2.75%, 9/1/2049	150,000	113,071
3.60%, 1/13/2051	100,000	87,932
		346,815
Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.
3.80%, 8/15/2029	36,000	33,956
Crown Castle International Corp.
2.90%, 4/1/2041	100,000	75,103
Investments	Principal Amount	Value
Corporate Bonds (continued)
Equinix, Inc.
3.20%, 11/18/2029	$64,000	$58,679
Simon Property Group LP
3.80%, 7/15/2050	154,000	131,517
		299,255
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.
1.60%, 4/20/2030	72,000	61,908
Sysco Corp.
6.60%, 4/1/2050	44,000	53,816
Walmart, Inc.
2.50%, 9/22/2041	100,000	80,851
		196,575
Food Products — 1.2%
Conagra Brands, Inc.
5.40%, 11/1/2048	54,000	54,437
Kraft Heinz Foods Co.
6.88%, 1/26/2039	161,000	185,405
		239,842
Health Care Equipment & Supplies — 1.9%
Abbott Laboratories
4.90%, 11/30/2046	129,000	142,522
Becton Dickinson and Co.
3.70%, 6/6/2027	124,000	122,980
Medtronic, Inc.
4.63%, 3/15/2045	110,000	116,030
		381,532
Health Care Providers & Services — 7.5%
Anthem, Inc.
2.38%, 1/15/2025	246,000	241,186
3.60%, 3/15/2051	2,000	1,734
Cigna Corp.
3.75%, 7/15/2023	4,000	4,041
4.13%, 11/15/2025	40,000	40,695
4.90%, 12/15/2048	201,000	201,595
CVS Health Corp.
3.75%, 4/1/2030	2,000	1,931
1.88%, 2/28/2031	166,000	137,974
4.78%, 3/25/2038	1,000	1,000
5.13%, 7/20/2045	183,000	186,887
5.05%, 3/25/2048	54,000	55,295
4.25%, 4/1/2050	150,000	136,237
HCA, Inc.
5.25%, 6/15/2049	250,000	241,605
UnitedHealth Group, Inc.
2.90%, 5/15/2050	121,000	94,548
3.25%, 5/15/2051	150,000	124,875
		1,469,603
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: S&P 500® BOND ETF SPXB :: 69

Investments	Principal Amount	Value
Corporate Bonds (continued)
Hotels, Restaurants & Leisure — 1.0%
Booking Holdings, Inc.
4.63%, 4/13/2030	$38,000	$39,264
Expedia Group, Inc.
3.25%, 2/15/2030	27,000	23,846
Starbucks Corp.
2.55%, 11/15/2030	159,000	139,450
		202,560
Industrial Conglomerates — 1.0%
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	150,000	148,122
Honeywell International, Inc.
2.80%, 6/1/2050	72,000	57,805
		205,927
Insurance — 2.3%
Berkshire Hathaway Finance Corp.
4.20%, 8/15/2048	216,000	210,228
4.25%, 1/15/2049	20,000	19,506
Marsh & McLennan Cos., Inc.
4.90%, 3/15/2049	189,000	195,813
Prudential Financial, Inc.
3.70%, 3/13/2051	26,000	22,710
		448,257
Interactive Media & Services — 0.7%
Alphabet, Inc. 2.00%, 8/15/2026	150,000	144,014
Internet & Direct Marketing Retail — 3.9%
Amazon.com, Inc.
0.45%, 5/12/2024	130,000	124,579
2.80%, 8/22/2024	130,000	130,380
1.20%, 6/3/2027	144,000	129,868
1.50%, 6/3/2030	100,000	85,364
3.88%, 8/22/2037	2,000	1,978
2.50%, 6/3/2050	76,000	56,227
4.25%, 8/22/2057	200,000	199,929
eBay, Inc.
3.65%, 5/10/2051	46,000	36,757
		765,082
IT Services — 4.0%
Fiserv, Inc.
2.65%, 6/1/2030	32,000	27,963
4.40%, 7/1/2049	150,000	136,129
Global Payments, Inc.
2.90%, 5/15/2030 (b)	100,000	87,591
Investments	Principal Amount	Value
Corporate Bonds (continued)
International Business Machines Corp.
3.50%, 5/15/2029	$215,000	$207,661
1.95%, 5/15/2030	2,000	1,715
4.25%, 5/15/2049	51,000	47,787
Mastercard, Inc.
3.85%, 3/26/2050	62,000	58,187
PayPal Holdings, Inc.
2.40%, 10/1/2024	120,000	118,414
Visa, Inc.
3.15%, 12/14/2025	100,000	100,146
2.70%, 4/15/2040	2,000	1,678
		787,271
Life Sciences Tools & Services — 0.4%
Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041	100,000	80,436
Machinery — 0.5%
Caterpillar, Inc. 3.25%, 4/9/2050	120,000	102,738
Media — 3.4%
Comcast Corp.
3.95%, 10/15/2025	118,000	120,399
3.15%, 3/1/2026	250,000	247,782
2.65%, 2/1/2030	32,000	29,609
4.25%, 10/15/2030	28,000	28,550
3.75%, 4/1/2040	2,000	1,830
Discovery Communications LLC
4.65%, 5/15/2050	72,000	60,739
Fox Corp.
5.58%, 1/25/2049	100,000	103,962
Paramount Global
4.20%, 5/19/2032 (b)	79,000	74,037
		666,908
Oil, Gas & Consumable Fuels — 5.3%
Chevron Corp.
2.24%, 5/11/2030	274,000	248,368
ConocoPhillips Co.
2.40%, 3/7/2025	100,000	98,196
Diamondback Energy, Inc.
4.25%, 3/15/2052	105,000	93,364
Exxon Mobil Corp.
3.04%, 3/1/2026	42,000	41,768
4.23%, 3/19/2040	240,000	238,321
4.33%, 3/19/2050	62,000	62,554
Kinder Morgan, Inc.
4.30%, 3/1/2028	100,000	100,262
MPLX LP
2.65%, 8/15/2030	45,000	38,973
See accompanying notes to the financial statements.

70 :: SPXB S&P 500® BOND ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Phillips 66
3.30%, 3/15/2052	$2,000	$1,564
Pioneer Natural Resources Co.
2.15%, 1/15/2031	48,000	40,915
Valero Energy Corp.
3.65%, 12/1/2051	100,000	78,801
		1,043,086
Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.
2.90%, 7/26/2024	209,000	209,367
3.90%, 2/20/2028	122,000	123,844
3.40%, 7/26/2029	56,000	55,305
Johnson & Johnson
2.95%, 3/3/2027	250,000	248,534
2.45%, 9/1/2060	2,000	1,416
Merck & Co., Inc.
1.45%, 6/24/2030	150,000	127,423
Pfizer, Inc.
1.75%, 8/18/2031	100,000	85,444
Utah Acquisition Sub, Inc.
3.95%, 6/15/2026	94,000	91,814
		943,147
Road & Rail — 0.7%
Norfolk Southern Corp.
3.05%, 5/15/2050	28,000	21,689
Union Pacific Corp.
2.80%, 2/14/2032	130,000	118,342
		140,031
Semiconductors & Semiconductor Equipment — 3.1%
Broadcom, Inc.
4.75%, 4/15/2029	100,000	100,023
4.15%, 11/15/2030	3,000	2,850
4.30%, 11/15/2032	2,000	1,896
Intel Corp.
3.90%, 3/25/2030	36,000	36,277
3.25%, 11/15/2049	20,000	16,541
4.75%, 3/25/2050	33,000	34,399
3.05%, 8/12/2051	100,000	79,091
NVIDIA Corp.
2.85%, 4/1/2030	200,000	187,622
QUALCOMM, Inc.
3.25%, 5/20/2027	150,000	149,034
		607,733
Software — 5.4%
Microsoft Corp.
2.00%, 8/8/2023	100,000	99,635
3.13%, 11/3/2025	131,000	132,053
3.30%, 2/6/2027	92,000	93,109
Investments	Principal Amount	Value
Corporate Bonds (continued)
Oracle Corp.
2.40%, 9/15/2023	$248,000	$246,249
1.65%, 3/25/2026	260,000	236,748
2.95%, 4/1/2030	2,000	1,745
3.60%, 4/1/2040	2,000	1,551
3.65%, 3/25/2041	130,000	100,521
4.00%, 7/15/2046	2,000	1,565
Salesforce, Inc.
2.90%, 7/15/2051	200,000	156,568
		1,069,744
Specialty Retail — 1.2%
Home Depot, Inc. (The)
2.95%, 6/15/2029	100,000	95,259
5.88%, 12/16/2036	2,000	2,397
2.38%, 3/15/2051	22,000	15,620
Lowe's Cos., Inc.
3.00%, 10/15/2050	179,000	132,345
		245,621
Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.
3.45%, 5/6/2024	102,000	103,563
2.50%, 2/9/2025	100,000	99,124
3.20%, 5/13/2025	100,000	100,920
3.25%, 2/23/2026	12,000	12,071
3.85%, 5/4/2043	168,000	162,065
3.45%, 2/9/2045	50,000	45,179
4.65%, 2/23/2046	6,000	6,428
2.80%, 2/8/2061	1,000	756
2.85%, 8/5/2061	150,000	115,090
Hewlett Packard Enterprise Co.
6.35%, 10/15/2045 (c)	122,000	130,295
HP, Inc.
4.20%, 4/15/2032	100,000	92,871
		868,362
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc. 3.25%, 3/27/2040	52,000	46,033
Tobacco — 1.3%
Altria Group, Inc.
2.45%, 2/4/2032	185,000	149,362
5.95%, 2/14/2049	24,000	22,976
Philip Morris International, Inc.
4.25%, 11/10/2044	100,000	85,823
		258,161
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: S&P 500® BOND ETF SPXB :: 71

Investments	Principal Amount	Value
Corporate Bonds (continued)
Wireless Telecommunication Services — 2.0%
T-Mobile USA, Inc.
3.50%, 4/15/2025	$2,000	$1,985
2.55%, 2/15/2031	250,000	217,144
3.00%, 2/15/2041	230,000	180,731
		399,860
Total Corporate Bonds (Cost $21,981,240)		19,411,076
Short-Term Investments — 2.8%
Repurchase Agreements (d) — 2.8%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $544,113 (Cost $544,103)	544,103	544,103
Total Investments — 101.2% (Cost $22,525,343)		19,955,179
Liabilities in excess of other assets — (1.2%)		(242,796)
Net Assets — 100.0%		$19,712,383

(a)  Represents less than 0.05% of net assets.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $152,562, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 3.13%, and maturity dates ranging from July 15, 2022 - August 15, 2049. The total value of collateral is $156,753.

(c)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of May 31, 2022.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,817
Aggregate gross unrealized depreciation	(2,577,981)
Net unrealized depreciation	$(2,570,164)
Federal income tax cost	$22,525,343
See accompanying notes to the financial statements.

72 :: SPXB S&P 500® BOND ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Aerospace & Defense — 1.5%
General Dynamics Corp.	691,321	$155,485,006
Air Freight & Logistics — 1.8%
Expeditors International of Washington, Inc.	1,659,115	180,578,077
Beverages — 4.7%
Brown-Forman Corp., Class B	2,463,482	162,885,430
Coca-Cola Co. (The)	2,529,610	160,326,682
PepsiCo, Inc.	958,589	160,803,304
		484,015,416
Biotechnology — 1.5%
AbbVie, Inc.	1,065,153	156,971,598
Building Products — 1.5%
A O Smith Corp.	2,548,029	153,187,504
Capital Markets — 4.7%
Franklin Resources, Inc.	6,250,957	169,275,916
S&P Global, Inc.	434,501	151,849,409
T. Rowe Price Group, Inc. (a)	1,228,801	156,168,319
		477,293,644
Chemicals — 10.2%
Air Products and Chemicals, Inc.	679,127	167,173,903
Albemarle Corp.	822,390	214,166,804
Ecolab, Inc.	941,731	154,359,128
Linde plc	532,791	172,986,582
PPG Industries, Inc.	1,241,790	157,074,017
Sherwin-Williams Co. (The)	673,931	180,640,465
		1,046,400,899
Commercial Services & Supplies — 1.6%
Cintas Corp.	404,540	161,140,418
Containers & Packaging — 1.8%
Amcor plc	14,249,909	186,673,808
Distributors — 1.6%
Genuine Parts Co.	1,234,817	168,836,528
Electric Utilities — 1.7%
NextEra Energy, Inc.	2,231,395	168,894,288
Electrical Equipment — 1.5%
Emerson Electric Co.	1,762,916	156,300,133
Investments	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs) — 4.3%
Essex Property Trust, Inc.	469,503	$133,268,427
Federal Realty Investment Trust (a)	1,354,961	155,779,866
Realty Income Corp.	2,244,393	153,112,490
		442,160,783
Food & Staples Retailing — 4.4%
Sysco Corp.	1,859,005	156,491,041
Walgreens Boots Alliance, Inc.	3,622,258	158,763,568
Walmart, Inc.	1,052,325	135,360,565
		450,615,174
Food Products — 4.5%
Archer-Daniels-Midland Co.	1,791,613	162,714,293
Hormel Foods Corp.	3,080,603	149,932,948
McCormick & Co., Inc. (Non-Voting)	1,613,767	149,628,476
		462,275,717
Gas Utilities — 1.6%
Atmos Energy Corp.	1,390,754	161,758,598
Health Care Equipment & Supplies — 4.7%
Abbott Laboratories	1,379,355	162,019,038
Becton Dickinson and Co.	647,066	165,519,483
Medtronic plc	1,531,099	153,339,565
		480,878,086
Health Care Providers & Services — 1.5%
Cardinal Health, Inc.	2,682,894	151,100,590
Hotels, Restaurants & Leisure — 1.6%
McDonald's Corp.	659,626	166,364,273
Household Products — 7.6%
Church & Dwight Co., Inc.	1,605,470	144,588,628
Clorox Co. (The)	1,095,055	159,177,195
Colgate-Palmolive Co.	2,035,461	160,414,681
Kimberly-Clark Corp.	1,191,364	158,475,239
Procter & Gamble Co. (The)	1,023,345	151,332,259
		773,988,002
Industrial Conglomerates — 1.6%
3M Co.	1,105,954	165,107,873
Insurance — 6.1%
Aflac, Inc.	2,604,320	157,743,662
Brown & Brown, Inc.	2,436,767	144,670,857
Chubb Ltd.	800,801	169,201,243
Cincinnati Financial Corp.	1,207,996	154,454,369
		626,070,131
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: S&P 500® DIVIDEND ARISTOCRATS ETF NOBL :: 73

Investments	Shares	Value
Common Stocks (continued)
IT Services — 3.2%
Automatic Data Processing, Inc.	738,408	$164,620,680
International Business Machines Corp.	1,193,860	165,755,522
		330,376,202
Life Sciences Tools & Services — 1.4%
West Pharmaceutical Services, Inc.	471,711	146,409,660
Machinery — 7.6%
Caterpillar, Inc.	762,854	164,662,036
Dover Corp.	1,153,563	154,473,621
Illinois Tool Works, Inc.	811,268	168,800,533
Pentair plc	3,131,241	157,094,361
Stanley Black & Decker, Inc.	1,165,799	138,368,683
		783,399,234
Metals & Mining — 1.3%
Nucor Corp.	1,026,255	135,937,737
Multiline Retail — 1.1%
Target Corp.	682,973	110,559,669
Multi-Utilities — 1.7%
Consolidated Edison, Inc.	1,710,946	169,828,500
Oil, Gas & Consumable Fuels — 3.6%
Chevron Corp.	1,025,916	179,186,489
Exxon Mobil Corp.	1,939,225	186,165,600
		365,352,089
Pharmaceuticals — 1.6%
Johnson & Johnson	909,306	163,247,706
Software — 1.6%
Roper Technologies, Inc.	363,455	160,807,030
Specialty Retail — 1.6%
Lowe's Cos., Inc.	837,148	163,495,004
Textiles, Apparel & Luxury Goods — 1.5%
VF Corp.	3,021,639	152,471,904
Trading Companies & Distributors — 1.6%
WW Grainger, Inc.	330,499	160,976,148
Total Common Stocks (Cost $9,526,599,443)		10,218,957,429
Investments	Principal Amount	Value
Short-Term Investments — 0.0% (b)
Repurchase Agreements (c) — 0.0% (b)
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $5,034,185 (Cost $5,034,083)	$5,034,083	$5,034,083
Total Investments — 99.8% (Cost $9,531,633,526)		10,223,991,512
Other assets less liabilities — 0.2%		19,538,095
Net Assets — 100.0%		$10,243,529,607

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $48,853, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 3.75%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $50,643.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,048,286,373
Aggregate gross unrealized depreciation	(371,184,896)
Net unrealized appreciation	$677,101,477
Federal income tax cost	$9,546,890,035
See accompanying notes to the financial statements.

74 :: NOBL S&P 500® DIVIDEND ARISTOCRATS ETF :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.9%
Abbott Laboratories (Health Care Equipment & Supplies)	0.6%	1,374	$161,390
AbbVie, Inc. (Biotechnology)	0.8%	1,374	202,486
Accenture plc, Class A (IT Services)	0.6%	491	146,544
Adobe, Inc.* (Software)	0.6%	367	152,848
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.5%	1,271	129,464
Alphabet, Inc., Class A* (Interactive Media & Services)	2.1%	233	530,131
Alphabet, Inc., Class C* (Interactive Media & Services)	1.9%	216	492,648
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.2%	339	815,020
Amgen, Inc. (Biotechnology)	0.4%	438	112,452
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6.9%	12,043	1,792,480
AT&T, Inc. (Diversified Telecommunication Services)	0.5%	5,548	118,117
Bank of America Corp. (Banks)	0.8%	5,522	205,418
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.7%	1,424	449,956
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.5%	1,693	127,737
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.7%	320	185,642
Cisco Systems, Inc. (Communications Equipment)	0.6%	3,277	147,629
Coca-Cola Co. (The) (Beverages)	0.8%	3,019	191,344
Comcast Corp., Class A (Media)	0.6%	3,516	155,688
Costco Wholesale Corp. (Food & Staples Retailing)	0.6%	344	160,380
Danaher Corp. (Life Sciences Tools & Services)	0.5%	494	130,327
Eli Lilly & Co. (Pharmaceuticals)	0.8%	617	193,393
Home Depot, Inc. (The) (Specialty Retail)	0.9%	810	245,228
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.5%	3,164	140,545
Johnson & Johnson (Pharmaceuticals)	1.4%	2,045	367,139
JPMorgan Chase & Co. (Banks)	1.2%	2,295	303,468
Linde plc (Chemicals)	0.5%	398	129,223
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Mastercard, Inc., Class A (IT Services)	0.9%	670	$239,773
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	580	146,282
Merck & Co., Inc. (Pharmaceuticals)	0.7%	1,961	180,471
Meta Platforms, Inc., Class A* (Interactive Media & Services)	1.3%	1,794	347,390
Microsoft Corp. (Software)	6.1%	5,825	1,583,643
NextEra Energy, Inc. (Electric Utilities)	0.4%	1,524	115,352
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.4%	991	117,780
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.4%	1,942	362,610
PepsiCo, Inc. (Beverages)	0.7%	1,073	179,996
Pfizer, Inc. (Pharmaceuticals)	0.9%	4,362	231,360
Philip Morris International, Inc. (Tobacco)	0.5%	1,203	127,819
Procter & Gamble Co. (The) (Household Products)	1.1%	1,862	275,353
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	876	125,461
Raytheon Technologies Corp. (Aerospace & Defense)	0.3%	1,160	110,339
Salesforce, Inc.* (Software)	0.5%	765	122,584
Tesla, Inc.* (Automobiles)	1.9%	650	492,869
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	718	126,914
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.7%	306	173,676
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.4%	731	363,146
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.6%	3,260	167,205
Visa, Inc., Class A (IT Services)	1.1%	1,288	273,275
Walmart, Inc. (Food & Staples Retailing)	0.6%	1,098	141,236
Walt Disney Co. (The)* (Entertainment)	0.6%	1,415	156,273
Wells Fargo & Co. (Banks)	0.5%	3,018	138,134
Other Common Stocks (a)	45.5%	121,797	11,771,470
Total Common Stocks (Cost $26,741,691)			25,857,108
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: S&P 500® EX-ENERGY ETF SPXE :: 75

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $9,686)	0.0%	9,686	$9,686
		Principal Amount
Short-Term Investments — 0.0% (c)
Repurchase Agreements (d) — 0.0% (c)
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $5,352 (Cost $5,352)		$5,352	5,352
Total Investments — 99.9% (Cost $26,756,729)			25,872,146
Other assets less liabilities — 0.1%			19,675
Net Assets — 100.0%			$25,891,821

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was

$17,993, collateralized in the form of cash with a value of $9,686 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $8,999 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 30, 2022 - August 15, 2050. The total value of collateral is $18,685.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $9,686.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,792,138
Aggregate gross unrealized depreciation	(2,690,823)
Net unrealized depreciation	$(898,685)
Federal income tax cost	$26,770,831

S&P 500® Ex-Energy ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	1.7%
Air Freight & Logistics	0.7%
Airlines	0.3%
Auto Components	0.1%
Automobiles	2.2%
Banks	4.1%
Beverages	1.7%
Biotechnology	2.2%
Building Products	0.4%
Capital Markets	3.0%
Chemicals	2.0%
Commercial Services & Supplies	0.5%
Communications Equipment	0.8%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.6%
Containers & Packaging	0.3%
Distributors	0.2%
Diversified Financial Services	1.7%
Diversified Telecommunication Services	1.1%
Electric Utilities	2.0%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.7%
Entertainment	1.4%
Equity Real Estate Investment Trusts (REITs)	2.8%
See accompanying notes to the financial statements.

76 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Food & Staples Retailing	1.5%
Food Products	1.1%
Gas Utilities	0.1%
Health Care Equipment & Supplies	2.9%
Health Care Providers & Services	3.4%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.0%
Household Durables	0.4%
Household Products	1.5%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	0.9%
Insurance	2.3%
Interactive Media & Services	5.5%
Internet & Direct Marketing Retail	3.3%
IT Services	4.6%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.9%
Machinery	1.7%
Media	1.0%
Metals & Mining	0.4%
Multiline Retail	0.5%
Multi-Utilities	1.0%
Personal Products	0.2%
Pharmaceuticals	4.6%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	0.9%
Semiconductors & Semiconductor Equipment	5.9%
Software	9.1%
Specialty Retail	2.2%
Technology Hardware, Storage & Peripherals	7.3%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	0.8%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	0.1%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: S&P 500® EX-ENERGY ETF SPXE :: 77

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.9%
Abbott Laboratories (Health Care Equipment & Supplies)	0.7%	487	$57,203
AbbVie, Inc. (Biotechnology)	0.9%	487	71,769
Accenture plc, Class A (IT Services)	0.6%	175	52,230
Adobe, Inc.* (Software)	0.7%	131	54,559
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.6%	451	45,939
Alphabet, Inc., Class A* (Interactive Media & Services)	2.3%	83	188,845
Alphabet, Inc., Class C* (Interactive Media & Services)	2.1%	76	173,339
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.5%	120	288,503
Amgen, Inc. (Biotechnology)	0.5%	156	40,051
Apple, Inc. (Technology Hardware, Storage & Peripherals)	7.7%	4,264	634,654
AT&T, Inc. (Diversified Telecommunication Services)	0.5%	1,965	41,835
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.5%	600	45,270
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.8%	113	65,555
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.1%	530	92,570
Cisco Systems, Inc. (Communications Equipment)	0.6%	1,160	52,258
Coca-Cola Co. (The) (Beverages)	0.8%	1,069	67,753
Comcast Corp., Class A (Media)	0.7%	1,245	55,129
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.5%	359	40,337
Costco Wholesale Corp. (Food & Staples Retailing)	0.7%	122	56,879
Danaher Corp. (Life Sciences Tools & Services)	0.6%	176	46,432
Eli Lilly & Co. (Pharmaceuticals)	0.8%	218	68,330
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.3%	1,164	111,744
Home Depot, Inc. (The) (Specialty Retail)	1.0%	287	86,889
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.6%	1,120	49,750
Johnson & Johnson (Pharmaceuticals)	1.6%	724	129,980
Linde plc (Chemicals)	0.6%	142	46,104
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Mastercard, Inc., Class A (IT Services)	1.0%	237	$84,815
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	205	51,703
Merck & Co., Inc. (Pharmaceuticals)	0.8%	695	63,961
Meta Platforms, Inc., Class A* (Interactive Media & Services)	1.5%	634	122,768
Microsoft Corp. (Software)	6.8%	2,063	560,868
NextEra Energy, Inc. (Electric Utilities)	0.5%	540	40,873
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	352	41,835
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.5%	688	128,463
PepsiCo, Inc. (Beverages)	0.8%	380	63,745
Pfizer, Inc. (Pharmaceuticals)	1.0%	1,544	81,894
Philip Morris International, Inc. (Tobacco)	0.5%	427	45,369
Procter & Gamble Co. (The) (Household Products)	1.2%	659	97,453
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	310	44,398
Raytheon Technologies Corp. (Aerospace & Defense)	0.5%	411	39,094
Salesforce, Inc.* (Software)	0.5%	271	43,425
Tesla, Inc.* (Automobiles)	2.1%	230	174,400
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	254	44,897
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.7%	108	61,298
Union Pacific Corp. (Road & Rail)	0.5%	176	38,681
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.5%	259	128,666
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.7%	1,154	59,188
Visa, Inc., Class A (IT Services)	1.2%	457	96,962
Walmart, Inc. (Food & Staples Retailing)	0.6%	389	50,037
Walt Disney Co. (The)* (Entertainment)	0.7%	501	55,330
Other Common Stocks (a)	40.9%	36,562	3,380,274
Total Common Stocks (Cost $8,275,543)			8,264,304
See accompanying notes to the financial statements.

78 :: SPXN S&P 500® EX-FINANCIALS ETF :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Amount	Principal Value
Short-Term Investments — 0.0% (b)
Repurchase Agreements (c) — 0.0% (b)
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $3,100 (Cost $3,100)	$3,100	$3,100
Total Investments — 99.9% (Cost $8,278,643)		8,267,404
Other assets less liabilities — 0.1%		11,922
Net Assets — 100.0%		$8,279,326

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $10,608, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 30, 2022 - August 15, 2050. The total value of collateral is $11,288.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$770,440
Aggregate gross unrealized depreciation	(789,772)
Net unrealized depreciation	$(19,332)
Federal income tax cost	$8,286,736

S&P 500® Ex-Financials ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	1.9%
Air Freight & Logistics	0.7%
Airlines	0.3%
Auto Components	0.1%
Automobiles	2.5%
Beverages	1.9%
Biotechnology	2.4%
Building Products	0.5%
Chemicals	2.2%
Commercial Services & Supplies	0.5%
Communications Equipment	0.9%
Construction & Engineering	0.1%
Construction Materials	0.1%
Containers & Packaging	0.4%
Distributors	0.2%
Diversified Telecommunication Services	1.3%
Electric Utilities	2.2%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.4%
Entertainment	1.5%
Food & Staples Retailing	1.7%
Food Products	1.2%
Gas Utilities	0.1%
Health Care Equipment & Supplies	3.2%
Health Care Providers & Services	3.8%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.2%
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: S&P 500® EX-FINANCIALS ETF SPXN :: 79

Household Durables	0.4%
Household Products	1.7%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.0%
Interactive Media & Services	6.0%
Internet & Direct Marketing Retail	3.6%
IT Services	5.1%
Leisure Products	0.0%*
Life Sciences Tools & Services	2.1%
Machinery	1.9%
Media	1.1%
Metals & Mining	0.5%
Multiline Retail	0.6%
Multi-Utilities	1.1%
Oil, Gas & Consumable Fuels	5.1%
Personal Products	0.2%
Pharmaceuticals	5.1%
Professional Services	0.3%
Road & Rail	1.0%
Semiconductors & Semiconductor Equipment	6.6%
Software	10.1%
Specialty Retail	2.5%
Technology Hardware, Storage & Peripherals	8.0%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	0.9%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.3%
Other[a]	0.1%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

80 :: SPXN S&P 500® EX-FINANCIALS ETF :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.8%
Accenture plc, Class A (IT Services)	0.6%	81	$24,175
Adobe, Inc.* (Software)	0.7%	61	25,405
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.6%	211	21,492
Alphabet, Inc., Class A* (Interactive Media & Services)	2.3%	39	88,734
Alphabet, Inc., Class C* (Interactive Media & Services)	2.1%	36	82,108
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.5%	56	134,635
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	0.4%	59	15,112
Apple, Inc. (Technology Hardware, Storage & Peripherals)	7.7%	1,998	297,382
AT&T, Inc. (Diversified Telecommunication Services)	0.5%	921	19,608
Bank of America Corp. (Banks)	0.9%	916	34,075
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.9%	236	74,571
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.8%	53	30,747
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.1%	248	43,316
Cisco Systems, Inc. (Communications Equipment)	0.7%	544	24,507
Coca-Cola Co. (The) (Beverages)	0.8%	502	31,817
Comcast Corp., Class A (Media)	0.7%	584	25,859
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.5%	168	18,877
Costco Wholesale Corp. (Food & Staples Retailing)	0.7%	57	26,575
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.3%	545	52,320
Home Depot, Inc. (The) (Specialty Retail)	1.1%	135	40,871
Honeywell International, Inc. (Industrial Conglomerates)	0.4%	88	17,039
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.6%	525	23,321
International Business Machines Corp. (IT Services)	0.4%	115	15,967
JPMorgan Chase & Co. (Banks)	1.3%	382	50,512
Linde plc (Chemicals)	0.6%	66	21,429
Lowe's Cos., Inc. (Specialty Retail)	0.4%	87	16,991
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Mastercard, Inc., Class A (IT Services)	1.0%	111	$39,724
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	96	24,212
Meta Platforms, Inc., Class A* (Interactive Media & Services)	1.5%	297	57,511
Microsoft Corp. (Software)	6.8%	967	262,898
Morgan Stanley (Capital Markets)	0.4%	183	15,764
NextEra Energy, Inc. (Electric Utilities)	0.5%	253	19,150
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	165	19,610
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.6%	322	60,124
PepsiCo, Inc. (Beverages)	0.8%	178	29,859
Philip Morris International, Inc. (Tobacco)	0.6%	200	21,250
Procter & Gamble Co. (The) (Household Products)	1.2%	309	45,695
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	146	20,910
Raytheon Technologies Corp. (Aerospace & Defense)	0.5%	192	18,263
S&P Global, Inc. (Capital Markets)	0.4%	47	16,426
Salesforce, Inc.* (Software)	0.5%	128	20,511
Tesla, Inc.* (Automobiles)	2.1%	108	81,892
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	119	21,034
Union Pacific Corp. (Road & Rail)	0.5%	82	18,022
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.4%	94	17,132
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.7%	542	27,799
Visa, Inc., Class A (IT Services)	1.2%	214	45,404
Walmart, Inc. (Food & Staples Retailing)	0.6%	182	23,411
Walt Disney Co. (The)* (Entertainment)	0.7%	234	25,843
Wells Fargo & Co. (Banks)	0.6%	501	22,931
Other Common Stocks (a)	42.5%	19,095	1,644,479
Total Common Stocks (Cost $3,902,592)			3,857,299
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: S&P 500® EX-HEALTH CARE ETF SPXV :: 81

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $117)	0.0%	117	$117
		Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (d) — 0.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,274 (Cost $2,273)		$2,273	2,273
Total Investments — 99.9% (Cost $3,904,982)			3,859,689
Other assets less liabilities — 0.1%			5,148
Net Assets — 100.0%			$3,864,837

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $5,127, collateralized in the form of cash with a value of $117 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $5,333 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 30, 2022 - August 15, 2050. The total value of collateral is $5,450.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $117.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$330,428
Aggregate gross unrealized depreciation	(391,587)
Net unrealized depreciation	$(61,159)
Federal income tax cost	$3,920,848

S&P 500® Ex-Health Care ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	1.9%
Air Freight & Logistics	0.7%
Airlines	0.3%
Auto Components	0.1%
Automobiles	2.5%
Banks	4.6%
Beverages	1.9%
Building Products	0.5%
Capital Markets	3.4%
Chemicals	2.3%
Commercial Services & Supplies	0.5%
Communications Equipment	0.9%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.7%
Containers & Packaging	0.4%
Distributors	0.2%
Diversified Financial Services	1.9%
Diversified Telecommunication Services	1.3%
Electric Utilities	2.2%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.4%
Entertainment	1.5%
Equity Real Estate Investment Trusts (REITs)	3.1%
See accompanying notes to the financial statements.

82 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Food & Staples Retailing	1.7%
Food Products	1.2%
Gas Utilities	0.1%
Hotels, Restaurants & Leisure	2.2%
Household Durables	0.3%
Household Products	1.7%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.0%
Insurance	2.5%
Interactive Media & Services	6.1%
Internet & Direct Marketing Retail	3.6%
IT Services	5.1%
Leisure Products	0.0%*
Machinery	1.9%
Media	1.1%
Metals & Mining	0.5%
Multiline Retail	0.6%
Multi-Utilities	1.1%
Oil, Gas & Consumable Fuels	5.1%
Personal Products	0.2%
Professional Services	0.4%
Real Estate Management & Development	0.1%
Road & Rail	1.0%
Semiconductors & Semiconductor Equipment	6.6%
Software	10.1%
Specialty Retail	2.5%
Technology Hardware, Storage & Peripherals	8.1%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	0.9%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.3%
Other[a]	0.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: S&P 500® EX-HEALTH CARE ETF SPXV :: 83

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.8%
Abbott Laboratories (Health Care Equipment & Supplies)	0.8%	647	$75,997
AbbVie, Inc. (Biotechnology)	1.0%	647	95,348
Alphabet, Inc., Class A* (Interactive Media & Services)	2.7%	110	250,276
Alphabet, Inc., Class C* (Interactive Media & Services)	2.5%	102	232,640
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	4.1%	160	384,670
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	0.5%	167	42,774
Amgen, Inc. (Biotechnology)	0.6%	206	52,889
Anthem, Inc. (Health Care Providers & Services)	0.5%	89	45,355
AT&T, Inc. (Diversified Telecommunication Services)	0.6%	2,615	55,673
Bank of America Corp. (Banks)	1.0%	2,603	96,832
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	2.3%	670	211,707
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.6%	797	60,134
Caterpillar, Inc. (Machinery)	0.5%	198	42,738
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.3%	705	123,135
Coca-Cola Co. (The) (Beverages)	1.0%	1,423	90,190
Comcast Corp., Class A (Media)	0.8%	1,657	73,372
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.6%	477	53,596
Costco Wholesale Corp. (Food & Staples Retailing)	0.8%	162	75,528
CVS Health Corp. (Health Care Providers & Services)	0.5%	481	46,537
Danaher Corp. (Life Sciences Tools & Services)	0.7%	233	61,470
Eli Lilly & Co. (Pharmaceuticals)	1.0%	290	90,898
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.6%	1,549	148,704
Home Depot, Inc. (The) (Specialty Retail)	1.2%	381	115,348
Honeywell International, Inc. (Industrial Conglomerates)	0.5%	251	48,599
Johnson & Johnson (Pharmaceuticals)	1.8%	963	172,887
JPMorgan Chase & Co. (Banks)	1.5%	1,082	143,073
Linde plc (Chemicals)	0.7%	187	60,715
Lowe's Cos., Inc. (Specialty Retail)	0.5%	246	48,044
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.7%	273	$68,853
Medtronic plc (Health Care Equipment & Supplies)	0.5%	493	49,374
Merck & Co., Inc. (Pharmaceuticals)	0.9%	924	85,036
Meta Platforms, Inc., Class A* (Interactive Media & Services)	1.7%	846	163,820
Morgan Stanley (Capital Markets)	0.5%	520	44,793
NextEra Energy, Inc. (Electric Utilities)	0.6%	719	54,421
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.6%	468	55,622
PepsiCo, Inc. (Beverages)	0.9%	507	85,049
Pfizer, Inc. (Pharmaceuticals)	1.2%	2,055	108,997
Philip Morris International, Inc. (Tobacco)	0.6%	568	60,350
Procter & Gamble Co. (The) (Household Products)	1.4%	878	129,839
Raytheon Technologies Corp. (Aerospace & Defense)	0.6%	547	52,031
S&P Global, Inc. (Capital Markets)	0.5%	130	45,432
Tesla, Inc.* (Automobiles)	2.5%	306	232,028
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.9%	143	81,163
Union Pacific Corp. (Road & Rail)	0.5%	233	51,209
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.5%	267	48,661
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.8%	344	170,892
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.8%	1,537	78,833
Walmart, Inc. (Food & Staples Retailing)	0.7%	518	66,630
Walt Disney Co. (The)* (Entertainment)	0.8%	666	73,553
Wells Fargo & Co. (Banks)	0.7%	1,424	65,176
Other Common Stocks (a)	47.7%	51,657	4,453,084
Total Common Stocks (Cost $9,884,910)			9,323,975
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $302)	0.0%	302	302
See accompanying notes to the financial statements.

84 :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 0.0% (c)
Repurchase Agreements (d) — 0.0% (c)
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $1,226 (Cost $1,226)	$1,226	$1,226
Total Investments — 99.8% (Cost $9,886,438)		9,325,503
Other assets less liabilities — 0.2%		14,012
Net Assets — 100.0%		$9,339,515

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $4,276, collateralized in the form of cash with a value of $302 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $4,127 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 30, 2022 - August 15, 2050. The total value of collateral is $4,429.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $302.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$597,862
Aggregate gross unrealized depreciation	(1,181,154)
Net unrealized depreciation	$(583,292)
Federal income tax cost	$9,908,795

S&P 500® Ex-Technology ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	2.2%
Air Freight & Logistics	0.9%
Airlines	0.3%
Auto Components	0.2%
Automobiles	2.9%
Banks	5.4%
Beverages	2.3%
Biotechnology	2.8%
Building Products	0.6%
Capital Markets	3.9%
Chemicals	2.6%
Commercial Services & Supplies	0.6%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.8%
Containers & Packaging	0.4%
Distributors	0.2%
Diversified Financial Services	2.3%
Diversified Telecommunication Services	1.5%
Electric Utilities	2.6%
Electrical Equipment	0.7%
Energy Equipment & Services	0.5%
Entertainment	1.8%
Equity Real Estate Investment Trusts (REITs)	3.7%
Food & Staples Retailing	2.0%
Food Products	1.4%
Gas Utilities	0.1%
Health Care Equipment & Supplies	3.8%
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 85

Health Care Providers & Services	4.4%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.6%
Household Durables	0.4%
Household Products	2.0%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.2%
Insurance	3.0%
Interactive Media & Services	7.1%
Internet & Direct Marketing Retail	4.3%
Leisure Products	0.0%*
Life Sciences Tools & Services	2.5%
Machinery	2.2%
Media	1.3%
Metals & Mining	0.6%
Multiline Retail	0.6%
Multi-Utilities	1.3%
Oil, Gas & Consumable Fuels	6.0%
Personal Products	0.2%
Pharmaceuticals	6.0%
Professional Services	0.4%
Real Estate Management & Development	0.1%
Road & Rail	1.2%
Specialty Retail	2.9%
Textiles, Apparel & Luxury Goods	0.8%
Tobacco	1.0%
Trading Companies & Distributors	0.3%
Water Utilities	0.1%
Wireless Telecommunication Services	0.3%
Other[a]	0.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

86 :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.9%
Automobiles — 3.5%
Tesla, Inc.*	140	$106,156
Construction & Engineering — 9.2%
Arcosa, Inc.	1,845	97,545
ReneSola Ltd., ADR*(a)	22,173	105,765
Valmont Industries, Inc.	306	78,566
		281,876
Diversified Consumer Services — 3.5%
ADT, Inc.	14,191	106,149
Electrical Equipment — 33.8%
American Superconductor Corp.*	11,120	59,381
Array Technologies, Inc.*	11,025	122,157
Ballard Power Systems, Inc.*(a)	13,406	97,462
Bloom Energy Corp., Class A*	6,380	111,778
FuelCell Energy, Inc.*	26,703	109,482
Generac Holdings, Inc.*	444	109,703
Plug Power, Inc.*	5,995	110,788
Shoals Technologies Group, Inc., Class A*	6,645	103,662
Sunrun, Inc.*	4,252	111,062
TPI Composites, Inc.*	7,198	99,260
		1,034,735
Independent Power and Renewable Electricity Producers — 10.0%
Azure Power Global Ltd.*(a)	5,723	85,044
Ormat Technologies, Inc.	1,270	106,629
Sunnova Energy International, Inc.*	5,712	114,240
		305,913
Industrial Conglomerates — 3.3%
General Electric Co.	1,312	102,716
Machinery — 6.1%
Cummins, Inc.	492	102,887
Hyster-Yale Materials Handling, Inc.	2,248	83,064
		185,951
Semiconductors & Semiconductor Equipment — 30.5%
Applied Materials, Inc.	685	80,344
Canadian Solar, Inc.*	3,454	110,735
Daqo New Energy Corp., ADR*	2,162	105,722
Investments	Shares	Value
Common Stocks (continued)
Enphase Energy, Inc.*	600	$111,714
First Solar, Inc.*	1,494	105,491
JinkoSolar Holding Co. Ltd., ADR*(a)	1,760	107,835
Maxeon Solar Technologies Ltd.*(a)	8,109	96,984
SolarEdge Technologies, Inc.*	394	107,479
SunPower Corp.*	5,955	105,225
		931,529
Total Common Stocks (Cost $3,738,071)		3,055,025
Securities Lending Reinvestments (b) — 12.1%
Investment Companies — 12.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $368,658)	368,658	368,658
Total Investments — 112.0% (Cost $4,106,729)		3,423,683
Liabilities in excess of other assets — (12.0%)		(367,903)
Net Assets — 100.0%		$3,055,780

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $304,101, collateralized in the form of cash with a value of $368,658 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $72,194 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 3.13%, and maturity dates ranging from July 15, 2022 - August 15, 2050. The total value of collateral is $440,852.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $368,658.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$85,242
Aggregate gross unrealized depreciation	(768,878)
Net unrealized depreciation	$(683,636)
Federal income tax cost	$4,107,319
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: S&P KENSHO CLEANTECH ETF CTEX :: 87

S&P Kensho Cleantech ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	76.7%
China	10.4%
Canada	6.8%
Singapore	3.2%
India	2.8%
Other[a]	0.1%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

88 :: CTEX S&P KENSHO CLEANTECH ETF : MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.6%
Electrical Equipment — 15.3%
ABB Ltd., ADR	4,138	$128,154
Emerson Electric Co.	1,371	121,553
Rockwell Automation, Inc.	570	121,524
		371,231
Electronic Equipment, Instruments & Components — 19.4%
Cognex Corp.	2,005	97,082
FARO Technologies, Inc.*	2,086	67,211
Hollysys Automation Technologies Ltd.	4,897	74,630
Ouster, Inc.*(a)	36,912	81,206
Sanmina Corp.*	1,788	78,475
Zebra Technologies Corp., Class A*	213	72,035
		470,639
Machinery — 3.0%
Dover Corp.	548	73,383
Semiconductors & Semiconductor Equipment — 19.3%
Allegro MicroSystems, Inc.*	2,878	74,108
Ambarella, Inc.*	936	79,766
Applied Materials, Inc.	653	76,590
KLA Corp.	222	80,997
ON Semiconductor Corp.*	1,342	81,433
Tower Semiconductor Ltd.*	1,522	73,452
		466,346
Software — 25.3%
ANSYS, Inc.*	272	70,818
Aspen Technology, Inc.*	307	59,471
Autodesk, Inc.*	617	128,182
C3.ai, Inc., Class A*(a)	4,340	82,113
PTC, Inc.*	1,091	127,134
SAP SE, ADR	743	74,181
UiPath, Inc., Class A*	4,205	71,779
		613,678
Technology Hardware, Storage & Peripherals — 7.8%
3D Systems Corp.*(a)	10,655	115,181
Stratasys Ltd.*	3,748	74,735
		189,916
Trading Companies & Distributors — 3.0%
Applied Industrial Technologies, Inc.	690	71,353
Investments	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services — 6.5%
SK Telecom Co. Ltd., ADR	4,737	$121,125
Turkcell Iletisim Hizmetleri A/S, ADR	12,412	37,236
		158,361
Total Common Stocks (Cost $3,065,298)		2,414,907
Securities Lending Reinvestments (b) — 5.7%
Investment Companies — 5.7%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $137,035)	137,035	137,035
Total Investments — 105.3% (Cost $3,202,333)		2,551,942
Liabilities in excess of other assets — (5.3%)		(129,049)
Net Assets — 100.0%		$2,422,893

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $186,912, collateralized in the form of cash with a value of $137,035 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $67,812 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.00%, and maturity dates ranging from August 11, 2022 - May 15, 2049. The total value of collateral is $204,847.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $137,035.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$73,391
Aggregate gross unrealized depreciation	(730,573)
Net unrealized depreciation	$(657,182)
Federal income tax cost	$3,209,124
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: May 31, 2022 :: S&P KENSHO SMART FACTORIES ETF MAKX :: 89

S&P Kensho Smart Factories ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	78.7%
Switzerland	5.3%
South Korea	5.0%
China	3.1%
Germany	3.0%
Israel	3.0%
Turkey	1.5%
Other[a]	0.4%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

90 :: MAKX S&P KENSHO SMART FACTORIES ETF :: May 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.7%
Banks — 12.6%
Bank OZK	563,074	$23,350,679
Commerce Bancshares, Inc.	320,830	22,195,019
Cullen/Frost Bankers, Inc.	165,973	20,743,306
Prosperity Bancshares, Inc.	347,310	25,179,975
UMB Financial Corp.	245,035	22,628,982
United Bankshares, Inc.	675,689	25,378,879
		139,476,840
Building Products — 2.1%
Carlisle Cos., Inc.	93,040	23,672,167
Capital Markets — 2.1%
SEI Investments Co.	403,439	23,572,941
Chemicals — 4.3%
RPM International, Inc.	268,768	23,678,461
Sensient Technologies Corp. (a)	273,874	23,947,542
		47,626,003
Commercial Services & Supplies — 2.1%
MSA Safety, Inc.	180,421	23,001,873
Construction & Engineering — 2.1%
MDU Resources Group, Inc.	841,816	23,048,922
Containers & Packaging — 5.8%
AptarGroup, Inc.	196,700	21,064,603
Silgan Holdings, Inc.	506,280	22,180,127
Sonoco Products Co.	364,181	21,293,663
		64,538,393
Electric Utilities — 2.1%
OGE Energy Corp.	551,433	22,774,183
Electrical Equipment — 1.9%
Regal Rexnord Corp.	165,216	20,643,739
Equity Real Estate Investment Trusts (REITs) — 2.0%
National Retail Properties, Inc.	489,428	21,681,661
Food & Staples Retailing — 2.1%
Casey's General Stores, Inc.	108,654	22,767,359
Food Products — 3.7%
Flowers Foods, Inc.	837,830	23,124,108
Lancaster Colony Corp.	146,442	17,851,280
		40,975,388
Investments	Shares	Value
Common Stocks (continued)
Gas Utilities — 12.9%
National Fuel Gas Co.	318,210	$23,397,981
New Jersey Resources Corp.	500,314	22,974,419
ONE Gas, Inc.	259,524	22,583,779
Southwest Gas Holdings, Inc.	254,156	23,669,548
Spire, Inc. (a)	297,913	23,326,588
UGI Corp.	626,257	26,766,224
		142,718,539
Household Durables — 2.2%
Leggett & Platt, Inc. (a)	633,690	24,821,637
Insurance — 12.4%
American Financial Group, Inc.	158,989	22,465,146
Hanover Insurance Group, Inc. (The)	151,231	22,170,464
Mercury General Corp.	439,878	21,532,028
Old Republic International Corp.	963,853	23,055,364
RenaissanceRe Holdings Ltd.	154,634	23,739,412
RLI Corp.	194,914	23,607,984
		136,570,398
Leisure Products — 2.1%
Polaris, Inc.	222,369	23,693,417
Machinery — 8.3%
Donaldson Co., Inc.	446,126	23,323,467
Graco, Inc.	347,897	22,021,880
Lincoln Electric Holdings, Inc.	176,377	23,955,524
Toro Co. (The)	274,593	22,651,177
		91,952,048
Media — 2.1%
John Wiley & Sons, Inc., Class A	437,948	23,193,726
Metals & Mining — 1.7%
Royal Gold, Inc.	167,089	18,894,424
Multi-Utilities — 4.1%
Black Hills Corp.	290,260	22,251,332
NorthWestern Corp.	372,639	22,831,591
		45,082,923
Personal Products — 2.1%
Nu Skin Enterprises, Inc., Class A (a)	506,060	23,607,699
Pharmaceuticals — 2.4%
Perrigo Co. plc	680,298	27,116,678
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: May 31, 2022 :: S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF REGL :: 91

Investments	Shares	Value
Common Stocks (continued)
Road & Rail — 2.5%
Ryder System, Inc.	340,051	$27,210,881
Specialty Retail — 2.0%
Williams-Sonoma, Inc. (a)	169,598	21,694,976
Water Utilities — 2.0%
Essential Utilities, Inc.	472,879	21,875,383
Total Common Stocks (Cost $942,214,049)		1,102,212,198
Securities Lending Reinvestments (b) — 0.0% (c)
Investment Companies — 0.0% (c)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $107,000)	107,000	107,000
	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (d) — 0.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $1,689,449 (Cost $1,689,415)	$1,689,415	1,689,415
Total Investments — 99.9% (Cost $944,010,464)		1,104,008,613
Other assets less liabilities — 0.1%		1,217,677
Net Assets — 100.0%		$1,105,226,290

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $2,237,445, collateralized in the form of cash with a value of $107,000 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $2,174,529 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 3.75%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $2,281,529.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $107,000.

(c)  Represents less than 0.05% of net assets.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$169,598,483
Aggregate gross unrealized depreciation	(11,166,758)
Net unrealized appreciation	$158,431,725
Federal income tax cost	$945,576,888
See accompanying notes to the financial statements.

92 :: REGL S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF :: May 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Communications Equipment — 4.6%
Cisco Systems, Inc.	53,447	$2,407,787
Motorola Solutions, Inc.	11,956	2,627,212
		5,034,999
Electronic Equipment, Instruments & Components — 21.0%
Amphenol Corp., Class A	39,065	2,768,146
Avnet, Inc.	71,705	3,474,108
Badger Meter, Inc.	32,378	2,562,395
CDW Corp.	15,833	2,689,393
Corning, Inc.	81,737	2,927,819
Littelfuse, Inc.	11,975	3,235,645
National Instruments Corp.	70,668	2,495,994
TE Connectivity Ltd.	22,371	2,894,584
		23,048,084
Entertainment — 2.6%
Activision Blizzard, Inc.	35,911	2,796,749
Internet & Direct Marketing Retail — 2.2%
PetMed Express, Inc. (a)	110,609	2,436,716
IT Services — 26.7%
Accenture plc, Class A	8,754	2,612,719
Automatic Data Processing, Inc.	12,177	2,714,740
Broadridge Financial Solutions, Inc.	18,228	2,665,298
Cass Information Systems, Inc.	68,450	2,335,514
CSG Systems International, Inc.	43,357	2,696,372
International Business Machines Corp.	20,488	2,844,554
Jack Henry & Associates, Inc.	14,042	2,641,581
Mastercard, Inc., Class A	7,758	2,776,356
Paychex, Inc.	20,295	2,513,130
Visa, Inc., Class A (a)	13,012	2,760,756
Western Union Co. (The)	146,074	2,649,782
		29,210,802
Semiconductors & Semiconductor Equipment — 25.9%
Analog Devices, Inc.	17,557	2,956,599
Broadcom, Inc.	4,742	2,750,976
Intel Corp.	58,889	2,615,849
KLA Corp.	8,199	2,991,405
Lam Research Corp.	5,884	3,059,857
Microchip Technology, Inc.	40,980	2,977,197
Power Integrations, Inc. (a)	33,346	2,813,735
QUALCOMM, Inc.	20,185	2,890,896
Skyworks Solutions, Inc.	23,456	2,553,655
Texas Instruments, Inc.	15,795	2,791,924
		28,402,093
Investments	Shares	Value
Common Stocks (continued)
Software — 9.6%
Dolby Laboratories, Inc., Class A	36,367	$2,822,807
Intuit, Inc.	5,881	2,437,439
Microsoft Corp.	9,893	2,689,610
Oracle Corp.	35,295	2,538,416
		10,488,272
Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc.	16,944	2,521,945
HP, Inc.	71,961	2,794,965
NetApp, Inc.	35,984	2,589,049
		7,905,959
Total Common Stocks (Cost $108,982,690)		109,323,674
Securities Lending Reinvestments (b) — 2.1%
Investment Companies — 2.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $2,299,747)	2,299,747	2,299,747
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $96,095 (Cost $96,094)	$96,094	96,094
Total Investments — 102.0% (Cost $111,378,531)		111,719,515
Liabilities in excess of other assets — (2.0%)		(2,159,405)
Net Assets — 100.0%		$109,560,110

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $5,893,008, collateralized in the form of cash with a value of $2,299,747 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $3,710,166 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.00%, and maturity dates ranging from June 15, 2022 - February 15, 2052. The total value of collateral is $6,009,913.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $2,299,747.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: May 31, 2022 :: S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF TDV :: 93

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,117,172
Aggregate gross unrealized depreciation	(5,840,571)
Net unrealized appreciation	$276,601
Federal income tax cost	$111,442,914
See accompanying notes to the financial statements.

94 :: TDV S&P TECHNOLOGY DIVIDEND ARISTOCRATS ETF :: May 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.6%
Aerospace & Defense — 4.5%
Hexcel Corp.	1,393	$80,028
Building Products — 0.4%
View, Inc.*(a)	4,782	6,073
Chemicals — 59.6%
Akzo Nobel NV	864	75,410
Arkema SA	658	79,505
Axalta Coating Systems Ltd.*	2,985	81,073
Cabot Corp.	1,150	86,951
Chemours Co. (The)	2,290	98,676
Hansol Chemical Co. Ltd.	250	53,649
Huntsman Corp.	2,236	81,055
Ingevity Corp.*	859	59,855
Neo Performance Materials, Inc.	896	9,294
OCI Co. Ltd.	525	54,741
PPG Industries, Inc.	592	74,882
RPM International, Inc.	914	80,523
Sherwin-Williams Co. (The)	275	73,711
Sika AG (Registered)	244	67,537
Solvay SA	793	77,556
		1,054,418
Electrical Equipment — 4.4%
Nidec Corp.	1,149	77,463
Electronic Equipment, Instruments & Components — 6.8%
LG Display Co. Ltd.	5,679	79,640
Solus Advanced Materials Co. Ltd.	773	39,675
		119,315
Metals & Mining — 5.1%
Constellium SE*	3,121	52,714
Materion Corp.	450	36,891
		89,605
Semiconductors & Semiconductor Equipment — 18.8%
Applied Materials, Inc.	686	80,461
Entegris, Inc.	680	75,453
Investments	Shares	Value
Common Stocks (continued)
Innox Advanced Materials Co. Ltd.	443	$15,719
Jusung Engineering Co. Ltd.	1,063	18,129
LX Semicon Co. Ltd.	358	36,691
Magnachip Semiconductor Corp.*	989	19,285
Meta Materials, Inc.*(a)	6,487	12,455
Universal Display Corp.	593	74,902
		333,095
Total Common Stocks (Cost $1,974,984)		1,759,997
Securities Lending Reinvestments (b) — 1.1%
Investment Companies — 1.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $19,614)	19,614	19,614
Total Investments — 100.7% (Cost $1,994,598)		1,779,611
Liabilities in excess of other assets — (0.7%)		(11,581)
Net Assets — 100.0%		$1,768,030

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $18,525, collateralized in the form of cash with a value of $19,614 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $19,614.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$70,699
Aggregate gross unrealized depreciation	(290,145)
Net unrealized depreciation	$(219,446)
Federal income tax cost	$1,999,057
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: May 31, 2022 :: SMART MATERIALS ETF TINT :: 95

Smart Materials ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	57.8%
South Korea	16.9%
France	7.5%
Belgium	4.4%
Japan	4.4%
Netherlands	4.3%
Switzerland	3.8%
Canada	0.5%
Other[a]	0.4%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

96 :: TINT SMART MATERIALS ETF :: May 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.6%
Air Freight & Logistics — 35.1%
CH Robinson Worldwide, Inc.	746	$80,948
Deutsche Post AG (Registered)	1,708	70,604
DSV A/S	483	79,282
Expeditors International of Washington, Inc.	796	86,637
FedEx Corp.	416	93,425
Forward Air Corp.	143	13,326
GXO Logistics, Inc.*	661	35,873
JD Logistics, Inc.*(a)	7,109	13,933
Royal Mail plc	4,293	16,802
SG Holdings Co. Ltd.	1,591	28,685
United Parcel Service, Inc., Class B	499	90,943
Yamato Holdings Co. Ltd.	1,518	26,248
ZTO Express Cayman, Inc.	2,607	65,979
		702,685
Commercial Services & Supplies — 3.2%
Brambles Ltd.	8,217	64,159
Health Care Equipment & Supplies — 0.4%
CryoPort, Inc.*	277	7,050
IT Services — 4.8%
Amadeus IT Group SA*	1,561	96,929
Marine — 23.4%
COSCO SHIPPING Holdings Co. Ltd., Class H*	18,554	32,865
Evergreen Marine Corp. Taiwan Ltd.	20,460	99,040
HMM Co. Ltd.	2,100	55,080
Kawasaki Kisen Kaisha Ltd.	481	38,260
Kuehne + Nagel International AG (Registered)	291	76,694
Matson, Inc.	237	21,302
SITC International Holdings Co. Ltd.	7,243	27,321
Wan Hai Lines Ltd.	7,765	42,002
Yang Ming Marine Transport Corp.*	12,375	53,081
ZIM Integrated Shipping Services Ltd.	367	23,367
		469,012
Road & Rail — 30.4%
ArcBest Corp.	142	10,739
Aurizon Holdings Ltd.	10,535	30,393
Canadian Pacific Railway Ltd.	1,449	103,391
Investments	Shares	Value
Common Stocks (continued)
CSX Corp.	2,794	$88,821
Knight-Swift Transportation Holdings, Inc.	875	42,560
Landstar System, Inc.	218	33,012
Old Dominion Freight Line, Inc.	279	72,049
Rumo SA	7,037	26,178
Saia, Inc.*	151	29,836
TFI International, Inc.	477	39,171
Union Pacific Corp.	417	91,648
Werner Enterprises, Inc.	339	13,753
XPO Logistics, Inc.*	566	30,247
		611,798
Transportation Infrastructure — 2.3%
Getlink SE	2,425	46,665
Total Common Stocks (Cost $2,001,082)		1,998,298
Total Investments — 99.6% (Cost $2,001,082)		1,998,298
Other assets less liabilities — 0.4%		7,446
Net Assets — 100.0%		$2,005,744

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$67,128
Aggregate gross unrealized depreciation	(70,344)
Net unrealized depreciation	$(3,216)
Federal income tax cost	$2,001,514
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: May 31, 2022 :: SUPPLY CHAIN LOGISTICS ETF SUPL :: 97

Supply Chain Logistics ETF invested, as a percentage of net assets, in the following countries as of May 31, 2022:

United States	42.0%
Taiwan	9.7%
Canada	7.1%
China	7.0%
Spain	4.8%
Australia	4.7%
Japan	4.7%
Denmark	4.0%
Switzerland	3.8%
Germany	3.5%
South Korea	2.7%
France	2.3%
Brazil	1.3%
Israel	1.2%
United Kingdom	0.8%
Other[a]	0.4%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

98 :: SUPL SUPPLY CHAIN LOGISTICS ETF :: May 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 99

	Big Data Refiners ETF	Bitcoin Strategy ETF(c)	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF	Equities for Rising Rates ETF	Global Listed Private Equity ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$4,098,042	$299,346,100	$8,114,718	$143,092,615	$104,446,114	$15,886,630
Securities, at value(a)	2,567,431	299,321,562	—	155,319,610	104,587,779	14,155,639
Repurchase Agreements, at value	—	—	8,114,718	274,050	80,595	63,472
Cash	4,503	193,098,289	—	2,879	6	26
Foreign cash(b)	242	—	—	105,654	—	1,559
Segregated cash balances with brokers for futures contracts	—	276,916,021	—	—	—	—
Segregated cash balances with custodian for swap agreements	—	—	1,315,000	—	—	—
Dividends and interest receivable	219	—	152	405,297	292,660	15,223
Receivable for security lending income	97	—	—	3,065	179	166
Receivable for investments sold	—	—	—	—	—	21,956
Receivable for capital shares issued	—	19,661,510	—	—	—	—
Receivable from Advisor	—	—	—	—	—	5,452
Reclaims receivable	14	—	—	83,854	—	39,882
Receivable for variation margin on futures contracts	—	39,726,874	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	817,692	—	—	—
Prepaid expenses	—	—	—	—	—	866
Total Assets	2,572,506	828,724,256	10,247,562	156,194,409	104,961,219	14,304,241
LIABILITIES:
Cash overdraft	—	—	37	—	—	—
Payable for capital shares redeemed	—	3,580,074	—	—	—	—
Payable for cash collateral received from securities loaned	153,820	—	—	3,153,905	—	38,824
Advisory fees payable	1,233	260,802	4,938	56,671	30,072	—
Custodian fees payable	—	—	—	—	—	1,238
Administration fees payable	—	—	—	—	—	12,610
Trustee fees payable	20	6,741	47	916	264	151
Compliance services fees payable	13	3,873	40	795	167	128
Listing, Data and related fees payable	—	—	—	—	—	12,500
Professional fees payable	4	1,259	13	231	151	21,844
Payable for variation margin on futures contracts	—	947,532	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	—	—	163,064	—	—	—
Due to Authorized Participant	—	—	—	—	—	21,956
Other liabilities	—	899	—	—	—	1,434
Total Liabilities	155,090	4,801,180	168,139	3,212,518	30,654	110,685
NET ASSETS	$2,417,416	$823,923,076	$10,079,423	$152,981,891	$104,930,565	$14,193,556
NET ASSETS CONSIST OF:
Paid in Capital	$3,853,976	$1,708,772,058	$39,735,471	$143,835,029	$103,211,756	$21,066,989
Distributable earnings (loss)	(1,436,560)	(884,848,982)	(29,656,048)	9,146,862	1,718,809	(6,873,433)
NET ASSETS	$2,417,416	$823,923,076	$10,079,423	$152,981,891	$104,930,565	$14,193,556
Shares (unlimited number of shares authorized, no par value)	100,001	41,910,001	625,001	3,050,001	1,930,001	480,001
Net Asset Value	$24.17	$19.66	$16.13	$50.16	$54.37	$29.57
(a) Includes securities on loan valued at:	$160,639	$—	$—	$3,446,739	$3,485,972	$264,142
(b) Cost of foreign cash:	$247	$—	$—	$105,674	$—	$1,555

(c)  Consolidated Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

100 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Hedge Replication ETF	High Yield- Interest Rate Hedged	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(b)	Large Cap Core Plus
ASSETS:
Securities and Repurchase Agreements, at cost	$44,344,132	$154,898,496	$57,971,129	$754,038,772	$—	$404,474,275
Securities, at value(a)	41,440,193	142,521,815	—	630,586,252	—	450,282,649
Repurchase Agreements, at value	2,063,136	773,935	57,971,129	4,554,779	—	25,669,361
Cash	—	—	—	—	92,755,829	3,643
Segregated cash balances with brokers for futures contracts	146,520	1,796,995	—	17,184,980	9,400,820	—
Segregated cash balances with custodian for swap agreements	2,011,000	—	7,516,600	—	—	1,969,193
Dividends and interest receivable	8,456	2,118,436	1,087	7,039,621	—	802,545
Receivable for security lending income	—	3,494	—	138	—	549
Receivable for investments sold	8,060	5,806,326	—	12,396,560	—	4,374,046
Receivable for capital shares issued	—	—	—	—	—	2,508,437
Receivable from Advisor	28,888	—	—	—	—	—
Receivable for variation margin on futures contracts	1,738	572,600	—	6,144,673	—	—
Unrealized appreciation on non-exchange traded swap agreements	1,060	—	—	—	—	12,401,371
Prepaid expenses	1,808	—	1,765	—	—	—
Total Assets	45,710,859	153,593,601	65,490,581	677,907,003	102,156,649	498,011,794
LIABILITIES:
Cash overdraft	706	5,939	46	3,399	—	—
Payable for investments purchased	—	4,512,369	—	—	—	—
Payable for capital shares redeemed	—	—	—	12,401,979	—	4,506,578
Payable for cash collateral received from securities loaned	9	3,173,875	—	40,700	—	2,630,055
Advisory fees payable	—	63,508	5,203	171,937	53,409	179,280
Custodian fees payable	32,129	—	382	—	—	—
Administration fees payable	14,002	—	8,625	—	—	—
Trustee fees payable	297	918	256	6,114	518	3,171
Compliance services fees payable	261	780	239	5,315	443	2,854
Listing, Data and related fees payable	205,288	—	3,352	—	—	—
Professional fees payable	21,029	225	17,435	1,102	156	743
Payable for variation margin on futures contracts	—	—	—	—	287,694	—
Unrealized depreciation on non-exchange traded swap agreements	1,572,570	—	2,165,666	—	—	15,315,892
Other liabilities	2,711	—	3,298	151,992	—	—
Total Liabilities	1,849,002	7,757,614	2,204,502	12,782,538	342,220	22,638,573
NET ASSETS	$43,861,857	$145,835,987	$63,286,079	$665,124,465	$101,814,429	$475,373,221
NET ASSETS CONSIST OF:
Paid in Capital	$44,309,825	$194,451,518	$68,007,817	$763,159,613	$12,117,564	$371,796,717
Distributable earnings (loss)	(447,968)	(48,615,531)	(4,721,738)	(98,035,148)	89,696,865	103,576,504
NET ASSETS	$43,861,857	$145,835,987	$63,286,079	$665,124,465	$101,814,429	$475,373,221
Shares (unlimited number of shares authorized, no par value)	915,000	2,400,001	1,930,001	9,350,001	1,734,034	9,530,000
Net Asset Value	$47.94	$60.76	$32.79	$71.14	$58.72	$49.88
(a) Includes securities on loan valued at:	$4,995	$3,987,037	$—	$1,657,207	$—	$7,632,482

(b)  Consolidated Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 101

	Long Online/ Short Stores ETF	Merger ETF	Metaverse ETF	MSCI EAFE Dividend Growers ETF	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$40,841,067	$68,281,471	$8,729,461	$113,442,466	$18,395,253		$14,213,225
Securities, at value(a)	20,702,295	60,194,951	7,802,647	108,004,948	17,405,009		13,720,508
Repurchase Agreements, at value	1,716,841	6,876,217	—	629,486	—		56,986
Cash	18	—	21,366	422	—		—
Foreign cash(b)	—	2,944	—	6,933	376,102		873
Segregated cash balances with custodian for swap agreements	2,684,780	960,434	—	—	—		—
Segregated cash balances with Authorized Participant for deposit securities	—	—	—	3,807,732	—		—
Dividends and interest receivable	32,676	2,754	1,110	554,856	38,320		54,392
Receivable for security lending income	609	—	—	5,233	71		39
Receivable for investments sold	897,678	1,600,924	—	8,570,593	1,140,422		792,385
Reclaims receivable	—	295	—	523,781	—		59,364
Due from Authorized Participant	—	—	—	2,880,898	—		—
Unrealized appreciation on non-exchange traded swap agreements	2,066,498	4,974,290	—	—	—		—
Unrealized appreciation on forward foreign currency contracts	—	304,279	—	—	—		—
Prepaid expenses	—	1,231	—	—	—		—
Total Assets	28,101,395	74,918,319	7,825,123	124,984,882	18,959,924		14,684,547
LIABILITIES:
Cash overdraft	—	2,076	—	—	258,177		5
Due to custodian	—	1,600,924	—	—	—		—
Collateral upon return of deposit securities	—	—	—	3,807,732	—		—
Payable for investments purchased	1,549,430	1,701,198	—	8,554,636	1,208,818		836,927
Payable for capital shares redeemed	—	—	—	3,353,361	—		—
Payable for cash collateral received from securities loaned	1,474,600	—	—	1,818,961	—		101,880
Advisory fees payable	11,888	15,990	3,544	46,348	8,597		6,389
Management Services fees payable	—	5,962	—	—	—		—
Custodian fees payable	—	1,402	—	—	—		—
Administration fees payable	—	15,918	—	—	—		—
Trustee fees payable	219	407	7	792	119		81
Compliance services fees payable	338	326	7	767	115		72
Listing, Data and related fees payable	—	9,496	—	—	—		—
Professional fees payable	34	17,503	11	172	27		21
Unrealized depreciation on non-exchange traded swap agreements	3,284,291	956,227	—	—	—		—
Unrealized depreciation on forward foreign currency contracts	—	2,393	—	—	—		—
Due to broker	—	166,598	—	—	—		—
Due to counterparty	—	—	—	19	7,235		—
Other liabilities	—	6,335	—	—	52,976	(c)	—
Total Liabilities	6,320,800	4,502,755	3,569	17,582,788	1,536,064		945,375
NET ASSETS	$21,780,595	$70,415,564	$7,821,554	$107,402,094	$17,423,860		$13,739,172
NET ASSETS CONSIST OF:
Paid in Capital	$91,090,862	$70,487,045	$8,821,673	$111,986,527	$21,575,683		$14,977,692
Distributable earnings (loss)	(69,310,267)	(71,481)	(1,000,119)	(4,584,433)	(4,151,823)		(1,238,520)
NET ASSETS	$21,780,595	$70,415,564	$7,821,554	$107,402,094	$17,423,860		$13,739,172
Shares (unlimited number of shares authorized, no par value)	585,001	1,750,001	220,001	2,880,001	345,001		315,001
Net Asset Value	$37.23	$40.24	$35.55	$37.29	$50.50		$43.62
(a) Includes securities on loan valued at:	$1,860,935	$—	$—	$2,791,450	$749,027		$170,397
(b) Cost of foreign cash:	$—	$2,894	$—	$7,014	$376,162		$862

(c)  Relates to payable for deferred India capital gains tax of $52,976.

See accompanying notes to the financial statements.

102 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	MSCI Transformational Changes ETF	Nanotechnology ETF	Nasdaq-100 Dorsey Wright Momentum ETF	On-Demand ETF	Online Retail ETF	Pet Care ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$34,264,096	$3,054,406	$19,538,322	$2,038,962	$672,546,855	$245,465,644
Securities, at value(a)	29,549,009	2,570,692	18,448,935	1,086,510	345,389,464	172,979,038
Repurchase Agreements, at value	—	—	18,506	—	62,973	244,009
Cash	—	2,197	—	40,864	39,752	7,813
Foreign cash(b)	—	168	—	507	—	42,467
Dividends and interest receivable	27,409	3,062	18,639	1,139	596,801	66,587
Receivable for security lending income	—	582	—	9	23,731	1
Receivable for investments sold	7,208,712	—	—	78,868	20,491,564	—
Reclaims receivable	15,264	46	—	14	—	125,308
Total Assets	36,800,394	2,576,747	18,486,080	1,207,911	366,604,285	173,465,223
LIABILITIES:
Cash overdraft	41,904	—	1	—	—	—
Foreign cash overdraft(b)	51,696	—	—	—	—	—
Due to custodian	—	—	—	78,868	—	—
Payable for investments purchased	7,018,724	—	—	—	20,551,578	—
Payable for cash collateral received from securities loaned	—	28,710	—	2,449	24,777,454	—
Advisory fees payable	11,139	1,184	8,986	718	164,288	73,413
Trustee fees payable	213	20	156	14	3,333	1,576
Compliance services fees payable	246	11	124	9	4,226	1,697
Professional fees payable	46	4	29	3	551	277
Due to Authorized Participant	—	—	—	39,224	—	—
Total Liabilities	7,123,968	29,929	9,296	121,285	45,501,430	76,963
NET ASSETS	$29,676,426	$2,546,818	$18,476,784	$1,086,626	$321,102,855	$173,388,260
NET ASSETS CONSIST OF:
Paid in Capital	$37,021,150	$3,014,013	$24,070,494	$2,871,554	$797,951,583	$263,032,602
Distributable earnings (loss)	(7,344,724)	(467,195)	(5,593,710)	(1,784,928)	(476,848,728)	(89,644,342)
NET ASSETS	$29,676,426	$2,546,818	$18,476,784	$1,086,626	$321,102,855	$173,388,260
Shares (unlimited number of shares authorized, no par value)	850,001	75,001	540,001	50,001	9,210,001	3,050,001
Net Asset Value	$34.91	$33.96	$34.22	$21.73	$34.86	$56.85
(a) Includes securities on loan valued at:	$—	$27,145	$—	$11,184	$30,849,497	$—
(b) Cost of foreign cash:	$(51,642)	$165	$—	$505	$—	$42,270
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 103

	Russell 2000 Dividend Growers ETF	Russell U.S. Dividend Growers ETF	S&P 500® Bond ETF	S&P 500® Dividend Aristocrats ETF	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$822,511,868	$13,423,806	$22,525,343	$9,531,633,526	$26,756,729	$8,278,643
Securities, at value(a)	871,631,762	13,662,210	19,411,076	10,218,957,429	25,866,794	8,264,304
Repurchase Agreements, at value	810,560	7,831	544,103	5,034,083	5,352	3,100
Cash	—	—	—	—	54	19
Dividends and interest receivable	1,487,350	26,392	162,363	22,651,510	31,558	12,615
Receivable for security lending income	2,261	1	6	2	4	2
Receivable for capital shares issued	—	—	—	32,232,521	—	—
Total Assets	873,931,933	13,696,434	20,117,548	10,278,875,545	25,903,762	8,280,040
LIABILITIES:
Cash overdraft	15,128	—	—	7,134	—	—
Payable for investments purchased	—	—	402,325	32,231,632	—	—
Payable for cash collateral received from securities loaned	8,704,260	—	—	—	9,686	—
Advisory fees payable	287,841	4,012	2,476	2,976,779	1,873	598
Trustee fees payable	5,496	130	152	61,050	181	55
Compliance services fees payable	4,932	126	181	53,544	161	48
Professional fees payable	1,339	22	31	15,799	40	13
Total Liabilities	9,018,996	4,290	405,165	35,345,938	11,941	714
NET ASSETS	$864,912,937	$13,692,144	$19,712,383	$10,243,529,607	$25,891,821	$8,279,326
NET ASSETS CONSIST OF:
Paid in Capital	$868,917,979	$12,075,070	$23,176,317	$9,300,764,164	$26,801,706	$3,904,290
Distributable earnings (loss)	(4,005,042)	1,617,074	(3,463,934)	942,765,443	(909,885)	4,375,036
NET ASSETS	$864,912,937	$13,692,144	$19,712,383	$10,243,529,607	$25,891,821	$8,279,326
Shares (unlimited number of shares authorized, no par value)	13,860,001	290,001	250,001	111,400,001	295,001	95,001
Net Asset Value	$62.40	$47.21	$78.85	$91.95	$87.77	$87.15
(a) Includes securities on loan valued at:	$15,911,326	$84	$152,562	$48,853	$17,993	$10,608
See accompanying notes to the financial statements.

104 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF	S&P Kensho Cleantech ETF	S&P Kensho Smart Factories ETF	S&P MidCap 400® Dividend Aristocrats ETF	S&P Technology Dividend Aristocrats ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$3,904,982	$9,886,438	$4,106,729	$3,202,333	$944,010,464	$111,378,531
Securities, at value(a)	3,857,416	9,324,277	3,423,683	2,551,942	1,102,319,198	111,623,421
Repurchase Agreements, at value	2,273	1,226	—	—	1,689,415	96,094
Cash	—	25	6,438	45,968	—	6
Dividends and interest receivable	5,599	15,099	1,337	3,925	1,817,268	182,035
Receivable for security lending income	1	2	455	36	202	705
Receivable for investments sold	—	—	685,903	—	—	—
Reclaims receivable	—	—	—	850	—	—
Total Assets	3,865,289	9,340,629	4,117,816	2,602,721	1,105,826,083	111,902,261
LIABILITIES:
Cash overdraft	—	—	—	—	116,148	—
Payable for investments purchased	—	—	691,922	—	—	—
Payable for cash collateral received from securities loaned	117	302	368,658	137,035	107,000	2,299,747
Advisory fees payable	279	678	1,418	1,169	362,394	40,903
Trustee fees payable	26	67	20	19	6,612	707
Compliance services fees payable	24	52	14	13	5,961	625
Professional fees payable	6	15	4	4	1,678	169
Due to broker	—	—	—	41,358	—	—
Due to counterparty	—	—	—	230	—	—
Total Liabilities	452	1,114	1,062,036	179,828	599,793	2,342,151
NET ASSETS	$3,864,837	$9,339,515	$3,055,780	$2,422,893	$1,105,226,290	$109,560,110
NET ASSETS CONSIST OF:
Paid in Capital	$3,915,697	$9,889,624	$3,910,072	$3,092,366	$922,987,605	$105,316,415
Distributable earnings (loss)	(50,860)	(550,109)	(854,292)	(669,473)	182,238,685	4,243,695
NET ASSETS	$3,864,837	$9,339,515	$3,055,780	$2,422,893	$1,105,226,290	$109,560,110
Shares (unlimited number of shares authorized, no par value)	45,001	130,001	100,001	75,001	15,360,001	1,860,001
Net Asset Value	$85.88	$71.84	$30.56	$32.30	$71.95	$58.90
(a) Includes securities on loan valued at:	$5,127	$4,276	$304,101	$186,912	$2,237,445	$5,893,008
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 105

	Smart Materials ETF	Supply Chain Logistics ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$1,994,598	$2,001,082
Securities, at value(a)	1,779,611	1,998,298
Repurchase Agreements, at value	—	—
Cash	5,559	3,617
Foreign cash(b)	242	553
Dividends and interest receivable	2,201	3,279
Receivable for security lending income	154	—
Reclaims receivable	749	980
Total Assets	1,788,516	2,006,727
LIABILITIES:
Payable for cash collateral received from securities loaned	19,614	—
Advisory fees payable	838	972
Trustee fees payable	20	6
Compliance services fees payable	11	2
Professional fees payable	3	3
Total Liabilities	20,486	983
NET ASSETS	$1,768,030	$2,005,744
NET ASSETS CONSIST OF:
Paid in Capital	$2,104,517	$2,018,668
Distributable earnings (loss)	(336,487)	(12,924)
NET ASSETS	$1,768,030	$2,005,744
Shares (unlimited number of shares authorized, no par value)	50,001	50,001
Net Asset Value	$35.36	$40.11
(a) Includes securities on loan valued at:	$18,525	$—
(b) Cost of foreign cash:	$239	$552
See accompanying notes to the financial statements.

106 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

STATEMENTS OF OPERATIONS

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2022 :: 107

	Big Data Refiners ETF	Bitcoin Strategy ETF(a)	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF	Equities for Rising Rates ETF	Global Listed Private Equity ETF
	September 29, 2021* through May 31, 2022	October 18, 2021* through May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$1,590	$—	$—	$4,352,789	$865,185	$1,149,947
Interest	—	496,695	5,311	78	—	—
Securities lending income (Note 2)	138	—	—	20,237	290	1,193
Foreign withholding tax on income	(39)	—	—	(309,080)	(374)	(14,264)
Total Investment Income	1,689	496,695	5,311	4,064,024	865,101	1,136,876
EXPENSES:
Advisory fees (Note 4)	12,999	6,522,139	46,326	631,018	113,537	110,884
Management Services fees (Note 4)	—	—	—	—	—	22,177
Professional fees	7	2,069	27	516	174	21,990
Administration fees (Note 5)	—	—	—	—	—	74,931
Custodian fees (Note 6)	—	—	—	—	—	6,989
Printing and Shareholder reports	—	—	—	—	—	1,925
Listing, Data and related fees (Note 7)	—	—	—	—	—	38,535
Trustees fees (Note 8)	37	10,985	123	2,479	371	407
Compliance services fees (Note 4)	13	3,873	25	580	159	106
Other fees	—	—	—	—	—	5,289
Total Gross Expenses before fees waived and/or reimbursed	13,056	6,539,066	46,501	634,593	114,241	283,233
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	(150,268)
Total Net Expenses	13,056	6,539,066	46,501	634,593	114,241	132,965
Net Investment Income (Loss)	(11,367)	(6,042,371)	(41,190)	3,429,431	750,860	1,003,911
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(12,093)	(546,159)	—	1,154,192	793,946	60,920
Expiration or closing of futures contracts	—	(876,330,142)	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	—	—	(3,308,481)	—	—	—
In-kind redemptions of investments	117,452	—	—	14,938,469	1,686,944	1,040,459
Foreign currency transactions	(64)	—	—	(23,469)	—	(4,445)
Net realized gain (loss)	105,295	(876,876,301)	(3,308,481)	16,069,192	2,480,890	1,096,934
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(1,530,611)	(24,538)	—	(2,355,710)	(714,843)	(5,269,478)
Futures contracts	—	(1,905,772)	—	—	—	—
Non-exchange traded swap agreements	—	—	3,118,325	—	—	—
Foreign currency translations	(19)	—	—	(8,147)	—	(4,943)
Change in net unrealized appreciation/depreciation	(1,530,630)	(1,930,310)	3,118,325	(2,363,857)	(714,843)	(5,274,421)
Net realized and unrealized gain (loss)	(1,425,335)	(878,806,611)	(190,156)	13,705,335	1,766,047	(4,177,487)
Change in Net Assets Resulting from Operations	$(1,436,702)	$(884,848,982)	$(231,346)	$17,134,766	$2,516,907	$(3,173,576)

*  Commencement of investment operations.

(a)  Consolidated Statement of Operations.

See accompanying notes to the financial statements.

108 :: FOR THE PERIODS ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Hedge Replication ETF	High Yield- Interest Rate Hedged	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(a)	Large Cap Core Plus
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$117,345	$—	$—	$—	$—	$7,024,516
Interest	59,603	6,738,731	1,276,239	26,807,694	—	18,496
Securities lending income (Note 2)	1,294	14,008	1	15,436	—	3,447
Foreign withholding tax on income	(153)	—	—	—	—	—
Total Investment Income	178,089	6,752,739	1,276,240	26,823,130	—	7,046,459
EXPENSES:
Advisory fees (Note 4)	343,326	687,373	235,909	2,769,450	511,571	2,251,428
Management Services fees (Note 4)	45,776	—	42,892	—	—	—
Professional fees	70,652	490	17,562	3,069	313	1,771
Administration fees (Note 5)	82,650	—	74,112	—	—	—
Custodian fees (Note 6)	130,356	—	2,942	—	—	—
Printing and Shareholder reports	4,063	—	4,306	—	—	—
Listing, Data and related fees (Note 7)	147,251	—	29,920	—	—	—
Trustees fees (Note 8)	806	2,367	723	16,773	1,359	8,798
Compliance services fees (Note 4)	217	661	231	4,796	349	2,276
Other fees	5,964	—	10,230	—	44,981 (b)	—
Total Gross Expenses before fees waived and/or reimbursed	831,061	690,891	418,827	2,794,088	558,573	2,264,273
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(396,256)	—	(286,437)	—	—	—
Total Net Expenses	434,805	690,891	132,390	2,794,088	558,573	2,264,273
Net Investment Income (Loss)	(256,716)	6,061,848	1,143,850	24,029,042	(558,573)	4,782,186
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(27,475)	(534,662)	536,239	(8,496,317)	—	27,319,050
Expiration or closing of futures contracts	(525,560)	9,653,918	—	76,256,106	30,959,766	—
Expiration or closing of non-exchange traded swap agreements	2,637,572	—	4,201,521	—	—	13,594,042
In-kind redemptions of investments	1,456,286	(1,939,481)	917,775	(23,041,091)	—	13,211,003
Net realized gain (loss)	3,540,823	7,179,775	5,655,535	44,718,698	30,959,766	54,124,095
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(3,364,904)	(12,861,857)	(516,612)	(119,391,936)	—	(36,826,182)
Futures contracts	38,345	618,936	—	5,689,362	17,064,949	—
Non-exchange traded swap agreements	(3,914,200)	—	(1,738,923)	—	—	(4,407,622)
Change in net unrealized appreciation/depreciation	(7,240,759)	(12,242,921)	(2,255,535)	(113,702,574)	17,064,949	(41,233,804)
Net realized and unrealized gain (loss)	(3,699,936)	(5,063,146)	3,400,000	(68,983,876)	48,024,715	12,890,291
Change in Net Assets Resulting from Operations	$(3,956,652)	$998,702	$4,543,850	$(44,954,834)	$47,466,142	$17,672,477

(a)  Consolidated Statement of Operations.

(b)  Includes futures account fees in the amount of $44,981.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2022 :: 109

	Long Online/ Short Stores ETF	Merger ETF	Metaverse ETF	MSCI EAFE Dividend Growers ETF	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF
	Year Ended May 31, 2022	Year Ended May 31, 2022	March 15, 2022* through May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022		Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$289,151	$519,686	$3,861	$2,997,042	$590,031		$315,601
Interest	1,333	331	—	238	—		31
Securities lending income (Note 2)	164,136	4,562	—	31,348	2,458		2,327
Foreign withholding tax on income	(3,768)	(15,357)	(47)	(265,599)	(55,421)		(34,926)
Total Investment Income	450,852	509,222	3,814	2,763,029	537,068		283,033
EXPENSES:
Advisory fees (Note 4)	376,209	434,223	8,364	668,324	120,945		69,955
Management Services fees (Note 4)	—	57,896	—	—	—		—
Professional fees	191	17,998	11	461	71		46
Administration fees (Note 5)	—	88,332	—	—	—		—
Custodian fees (Note 6)	—	10,302	—	—	—		—
Printing and Shareholder reports	—	14,672	—	—	—		—
Listing, Data and related fees (Note 7)	—	54,965	—	—	—		—
Trustees fees (Note 8)	1,074	981	7	2,389	361		216
Compliance services fees (Note 4)	164	280	7	614	93		62
Other fees	—	8,629	—	—	—		—
Total Gross Expenses before fees waived and/or reimbursed	377,638	688,278	8,389	671,788	121,470		70,279
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(254,074)	—	—	—		—
Total Net Expenses	377,638	434,204	8,389	671,788	121,470		70,279
Net Investment Income (Loss)	73,214	75,018	(4,575)	2,091,241	415,598		212,754
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	837,914	(2,824,032)	(68,730)	2,419,016	33,946	(a)	22,897
Expiration or closing of non-exchange traded swap agreements	(7,161,869)	(1,662,029)	—	—	—		—
In-kind redemptions of investments	5,854,007	60,351	—	1,240,845	53,609		—
Foreign currency transactions	—	29,727	—	(30,769)	(43,189)		(484)
Settlement of forward foreign currency contracts	—	472,776	—	—	—		—
Net realized gain (loss)	(469,948)	(3,923,207)	(68,730)	3,629,092	44,366		22,413
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(36,339,919)	(2,453,979)	(926,814)	(28,525,040)	(4,096,166	)(b)	(2,412,302)
Non-exchange traded swap agreements	1,942,362	5,089,320	—	—	—		—
Forward foreign currency contracts	—	409,307	—	—	—		—
Foreign currency translations	—	81	—	(64,221)	26		(6,157)
Change in net unrealized appreciation/depreciation	(34,397,557)	3,044,729	(926,814)	(28,589,261)	(4,096,140)		(2,418,459)
Net realized and unrealized gain (loss)	(34,867,505)	(878,478)	(995,544)	(24,960,169)	(4,051,774)		(2,396,046)
Change in Net Assets Resulting from Operations	$(34,794,291)	$(803,460)	$(1,000,119)	$(22,868,928)	$(3,636,176)		$(2,183,292)

*  Commencement of investment operations.

(a)  Net of India capital gains tax of $99,400.

(b)  Net of change in deferred India capital gain tax of $86,741 and deferred Thailand capital gains tax of $18,025.

See accompanying notes to the financial statements.

110 :: FOR THE PERIODS ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	MSCI Transformational Changes ETF	Nanotechnology ETF	Nasdaq-100 Dorsey Wright Momentum ETF	On-Demand ETF	Online Retail ETF	Pet Care ETF
	Year Ended May 31, 2022	October 26, 2021* through May 31, 2022	Year Ended May 31, 2022	October 26, 2021* through May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$314,543	$16,036	$134,176	$5,200	$4,368,440	$2,189,941
Income from non-cash dividends	17,748	—	—	—	—	—
Interest	44	—	15	—	151	535
Securities lending income (Note 2)	—	606	—	12	1,891,043	12,653
Foreign withholding tax on income	(8,874)	(1,094)	(1,028)	(470)	(59,367)	(53,571)
Total Investment Income	323,461	15,548	133,163	4,742	6,200,267	2,149,558
EXPENSES:
Advisory fees (Note 4)	192,135	11,771	125,703	9,606	4,206,707	1,465,240
Professional fees	144	7	66	5	2,355	947
Trustees fees (Note 8)	765	33	367	27	13,460	5,350
Compliance services fees (Note 4)	213	12	127	10	2,894	1,435
Other fees	—	4	—	—	—	—
Total Expenses	193,257	11,827	126,263	9,648	4,225,416	1,472,972
Net Investment Income (Loss)	130,204	3,721	6,900	(4,906)	1,974,851	676,586
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(3,741,070)	(127,596)	(4,896,579)	(276,908)	(101,743,334)	(17,512,984)
In-kind redemptions of investments	3,719,572	143,811	701,403	(551,712)	31,476,275	79,179,991
Foreign currency transactions	5,612	(308)	—	1,757	—	(66,628)
Net realized gain (loss)	(15,886)	15,907	(4,195,176)	(826,863)	(70,267,059)	61,600,379
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(7,052,164)	(483,714)	(1,274,385)	(952,452)	(391,990,278)	(142,309,305)
Foreign currency translations	(4,200)	(42)	—	(42)	—	(5,537)
Change in net unrealized appreciation/depreciation	(7,056,364)	(483,756)	(1,274,385)	(952,494)	(391,990,278)	(142,314,842)
Net realized and unrealized gain (loss)	(7,072,250)	(467,849)	(5,469,561)	(1,779,357)	(462,257,337)	(80,714,463)
Change in Net Assets Resulting from Operations	$(6,942,046)	$(464,128)	$(5,462,661)	$(1,784,263)	$(460,282,486)	$(80,037,877)

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2022 :: 111

	Russell 2000 Dividend Growers ETF	Russell U.S. Dividend Growers ETF	S&P 500® Bond ETF	S&P 500® Dividend Aristocrats ETF	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$23,160,369	$528,502	$—	$222,896,426	$365,203	$113,464
Interest	359	7	706,491	13,641	40	15
Securities lending income (Note 2)	20,394	172	776	822	170	40
Foreign withholding tax on income	—	—	—	—	(79)	(27)
Total Investment Income	23,181,122	528,681	707,267	222,910,889	365,334	113,492
EXPENSES:
Advisory fees (Note 4)	3,467,331	76,289	46,943	33,050,023	62,751	19,078
Professional fees	3,163	74	104	34,717	92	30
Trustees fees (Note 8)	15,279	410	570	163,695	486	150
Compliance services fees (Note 4)	3,890	97	137	44,479	103	43
Total Gross Expenses before fees waived and/or reimbursed	3,489,663	76,870	47,754	33,292,914	63,432	19,301
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	(3,892)	(1,219)
Total Net Expenses	3,489,663	76,870	47,754	33,292,914	59,540	18,082
Net Investment Income (Loss)	19,691,459	451,811	659,513	189,617,975	305,794	95,410
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	49,352,495	453,083	(486,415)	(42,740,907)	(24,949)	(9,887)
In-kind redemptions of investments	16,884,226	3,103,063	(365,083)	1,342,649,855	98,453	—
Net realized gain (loss)	66,236,721	3,556,146	(851,498)	1,299,908,948	73,504	(9,887)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(134,202,663)	(4,153,389)	(2,211,204)	(1,353,335,213)	(1,256,219)	(128,300)
Change in net unrealized appreciation/depreciation	(134,202,663)	(4,153,389)	(2,211,204)	(1,353,335,213)	(1,256,219)	(128,300)
Net realized and unrealized gain (loss)	(67,965,942)	(597,243)	(3,062,702)	(53,426,265)	(1,182,715)	(138,187)
Change in Net Assets Resulting from Operations	$(48,274,483)	$(145,432)	$(2,403,189)	$136,191,710	$(876,921)	$(42,777)
See accompanying notes to the financial statements.

112 :: FOR THE PERIODS ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF	S&P Kensho Cleantech ETF	S&P Kensho Smart Factories ETF	S&P MidCap 400® Dividend Aristocrats ETF	S&P Technology Dividend Aristocrats ETF
	Year Ended May 31, 2022	Year Ended May 31, 2022	September 29, 2021* through May 31, 2022	September 29, 2021* through May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$57,411	$150,737	$6,898	$17,429	$32,576,137	$1,993,262
Interest	9	13	17	—	1,712	144
Securities lending income (Note 2)	28	58	622	138	835	10,305
Foreign withholding tax on income	(22)	—	—	(1,148)	—	—
Total Investment Income	57,426	150,808	7,537	16,419	32,578,684	2,003,711
EXPENSES:
Advisory fees (Note 4)	9,425	20,566	14,198	12,817	4,199,083	494,039
Professional fees	13	28	7	7	3,833	392
Trustees fees (Note 8)	73	133	39	36	18,356	1,919
Compliance services fees (Note 4)	16	—	14	13	4,826	503
Total Gross Expenses before fees waived and/or reimbursed	9,527	20,727	14,258	12,873	4,226,098	496,853
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(570)	(1,406)	—	—	—	—
Total Net Expenses	8,957	19,321	14,258	12,873	4,226,098	496,853
Net Investment Income (Loss)	48,469	131,487	(6,721)	3,546	28,352,586	1,506,858
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	218	(20,418)	(413,937)	73,935	30,984,539	198,683
In-kind redemptions of investments	—	153,801	249,412	(96,563)	4,843,031	17,936,536
Net realized gain (loss)	218	133,383	(164,525)	(22,628)	35,827,570	18,135,219
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(117,688)	(606,064)	(683,046)	(650,391)	(56,746,606)	(17,461,563)
Change in net unrealized appreciation/depreciation	(117,688)	(606,064)	(683,046)	(650,391)	(56,746,606)	(17,461,563)
Net realized and unrealized gain (loss)	(117,470)	(472,681)	(847,571)	(673,019)	(20,919,036)	673,656
Change in Net Assets Resulting from Operations	$(69,001)	$(341,194)	$(854,292)	$(669,473)	$7,433,550	$2,180,514

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2022 :: 113

	Smart Materials ETF	Supply Chain Logistics ETF
	October 26, 2021* through May 31, 2022	April 6, 2022* through May 31, 2022
INVESTMENT INCOME:
Dividends	$31,353	$13,556
Securities lending income (Note 2)	221	—
Foreign withholding tax on income	(3,020)	(1,254)
Total Investment Income	28,554	12,302
EXPENSES:
Advisory fees (Note 4)	10,919	2,426
Professional fees	5	3
Trustees fees (Note 8)	33	6
Compliance services fees (Note 4)	11	2
Total Expenses	10,968	2,437
Net Investment Income (Loss)	17,586	9,865
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(132,103)	(3,204)
In-kind redemptions of investments	8,370	(14,193)
Foreign currency transactions	(1,646)	(2,637)
Net realized gain (loss)	(125,379)	(20,034)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(214,987)	(2,784)
Foreign currency translations	(27)	29
Change in net unrealized appreciation/depreciation	(215,014)	(2,755)
Net realized and unrealized gain (loss)	(340,393)	(22,789)
Change in Net Assets Resulting from Operations	$(322,807)	$(12,924)

*  Commencement of investment operations.

See accompanying notes to the financial statements.

114 :: FOR THE PERIODS ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 115

	Big Data Refiners ETF	Bitcoin Strategy ETF(b)	Decline of the Retail Store ETF
	September 29, 2021* through May 31, 2022	October 18, 2021* through May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(11,367)	$(6,042,371)	$(41,190)	$(132,859)
Net realized gain (loss)	105,295	(876,876,301)	(3,308,481)	(28,222,798)
Change in net unrealized appreciation/depreciation	(1,530,630)	(1,930,310)	3,118,325	13,140,753
Change in net assets resulting from operations	(1,436,702)	(884,848,982)	(231,346)	(15,214,904)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,967,334	2,376,696,826	4,848,694	3,215,628
Cost of shares redeemed	(1,113,216)	(667,924,768)	(1,961,866)	(16,683,476)
Change in net assets resulting from capital transactions	3,854,118	1,708,772,058	2,886,828	(13,467,848)
Change in net assets	2,417,416	823,923,076	2,655,482	(28,682,752)
NET ASSETS:
Beginning of period	$—	$—	$7,423,941	$36,106,693
End of period	$2,417,416	$823,923,076	$10,079,423	$7,423,941
SHARE TRANSACTIONS:
Beginning of period	—	—	450,001	1,050,001
Issued	100,000	68,940,001	300,000	100,000
Issued in-kind	25,001	—	—	—
Redeemed	—	(27,030,000)	(125,000)	(700,000)
Redemption in-kind	(25,000)	—	—	—
Shares outstanding, end of period	100,001	41,910,001	625,001	450,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  Consolidated Statement of Changes in Net Assets.

See accompanying notes to the financial statements.

116 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	DJ Brookfield Global Infrastructure ETF		Equities for Rising Rates ETF		Global Listed Private Equity ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$3,429,431	$3,920,881	$750,860	$55,255	$1,003,911	$970,495
Net realized gain (loss)	16,069,192	3,040,408	2,480,890	180,763	1,096,934	562,355
Change in net unrealized appreciation/depreciation	(2,363,857)	19,411,352	(714,843)	1,020,284	(5,274,421)	7,272,464
Change in net assets resulting from operations	17,134,766	26,372,641	2,516,907	1,256,302	(3,173,576)	8,805,314
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(4,439,777)	(4,543,262)	(337,628)	(35,971)	(2,700,293)	(1,367,531)
Total distributions	(4,439,777)	(4,543,262)	(337,628)	(35,971)	(2,700,293)	(1,367,531)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	27,711,864	38,824,504	108,378,415	4,620,083	7,753,365	—
Cost of shares redeemed	(65,084,206)	(26,440,295)	(12,629,601)	—	(8,660,132)	(2,729,277)
Change in net assets resulting from capital transactions	(37,372,342)	12,384,209	95,748,814	4,620,083	(906,767)	(2,729,277)
Change in net assets	(24,677,353)	34,213,588	97,928,093	5,840,414	(6,780,636)	4,708,506
NET ASSETS:
Beginning of period	$177,659,244	$143,445,656	$7,002,472	$1,162,058	$20,974,192	$16,265,686
End of period	$152,981,891	$177,659,244	$104,930,565	$7,002,472	$14,193,556	$20,974,192
SHARE TRANSACTIONS:
Beginning of period	3,810,001	3,530,001	140,001	40,001	550,001	630,001
Issued	—	—	—	—	—	—
Issued in-kind	590,000	940,000	2,030,000	100,000	210,000	—
Redeemed	—	—	—	—	—	—
Redemption in-kind	(1,350,000)	(660,000)	(240,000)	—	(280,000)	(80,000)
Shares outstanding, end of period	3,050,001	3,810,001	1,930,001	140,001	480,001	550,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 117

	Hedge Replication ETF		High Yield-Interest Rate Hedged		Inflation Expectations ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(256,716)	$(221,981)	$6,061,848	$3,898,726	$1,143,850	$223,960
Net realized gain (loss)	3,540,823	(988,551)	7,179,775	175,937	5,655,535	668,613
Change in net unrealized appreciation/depreciation	(7,240,759)	5,498,914	(12,242,921)	4,957,671	(2,255,535)	1,608,239
Change in net assets resulting from operations	(3,956,652)	4,288,382	998,702	9,032,334	4,543,850	2,500,812
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	—	(6,219,462)	(4,078,079)	(1,313,529)	(56,814)
Total distributions	—	—	(6,219,462)	(4,078,079)	(1,313,529)	(56,814)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	24,709,770	14,798,403	82,448,025	35,957,041	37,681,874	37,831,159
Cost of shares redeemed	(20,962,589)	(1,869,086)	(39,410,448)	(9,252,267)	(21,873,044)	(3,747,088)
Change in net assets resulting from capital transactions	3,747,181	12,929,317	43,037,577	26,704,774	15,808,830	34,084,071
Change in net assets	(209,471)	17,217,699	37,816,817	31,659,029	19,039,151	36,528,069
NET ASSETS:
Beginning of period	$44,071,328	$26,853,629	$108,019,170	$76,360,141	$44,246,928	$7,718,859
End of period	$43,861,857	$44,071,328	$145,835,987	$108,019,170	$63,286,079	$44,246,928
SHARE TRANSACTIONS:
Beginning of period	845,000	595,000	1,725,001	1,300,001	1,470,001	320,001
Issued	480,000	290,000	250,000	—	880,000	430,000
Issued in-kind	—	—	1,075,000	575,000	290,000	850,000
Redeemed	(150,000)	(40,000)	—	(50,000)	(400,000)	(60,000)
Redemption in-kind	(260,000)	—	(650,000)	(100,000)	(310,000)	(70,000)
Shares outstanding, end of period	915,000	845,000	2,400,001	1,725,001	1,930,001	1,470,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

118 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Investment Grade-Interest Rate Hedged		K-1 Free Crude Oil Strategy ETF(b)		Large Cap Core Plus
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$24,029,042	$10,382,805	$(558,573)	$(504,527)	$4,782,186		$4,778,492
Net realized gain (loss)	44,718,698	51,847,323	30,959,766	58,784,766	54,124,095		37,405,665
Change in net unrealized appreciation/depreciation	(113,702,574)	(20,124,053)	17,064,949	(19,857,293)	(41,233,804)		102,776,896
Change in net assets resulting from operations	(44,954,834)	42,106,075	47,466,142	38,422,946	17,672,477		144,961,053
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(23,881,727)	(9,567,802)	(40,509,974)	—	(4,447,277)		(5,069,437)
Total distributions	(23,881,727)	(9,567,802)	(40,509,974)	—	(4,447,277)		(5,069,437)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	461,774,370	572,021,423	83,663,007	103,977,191	24,386,474		29,139,341
Cost of shares redeemed	(452,196,117)	(115,171,760)	(92,689,118)	(114,607,200)	(44,142,043)		(99,467,099)
Change in net assets resulting from capital transactions	9,578,253	456,849,663	(9,026,111)	(10,630,009)	(19,755,569)		(70,327,758)
Change in net assets	(59,258,308)	489,387,936	(2,069,943)	27,792,937	(6,530,369)		69,563,858
NET ASSETS:
Beginning of period	$724,382,773	$234,994,837	$103,884,372	$76,091,435	$481,903,590		$412,339,732
End of period	$665,124,465	$724,382,773	$101,814,429	$103,884,372	$475,373,221		$481,903,590
SHARE TRANSACTIONS:
Beginning of period	9,500,001	3,375,001	1,759,034	2,259,034	9,940,000	(c)	11,760,000	(c)
Issued	25,000	1,225,000	1,550,000	2,500,000	50,000	(c)	—	(c)
Issued in-kind	6,100,000	6,450,000	—	—	410,000	(c)	620,000	(c)
Redeemed	(375,000)	(50,000)	(1,575,000)	(3,000,000)	—	(c)	—	(c)
Redemption in-kind	(5,900,000)	(1,500,000)	—	—	(870,000	)(c)	(2,440,000	)(c)
Shares outstanding, end of period	9,350,001	9,500,001	1,734,034	1,759,034	9,530,000	(c)	9,940,000	(c)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  Consolidated Statement of Changes in Net Assets.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 13, 2022.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 119

	Long Online/Short Stores ETF		Merger ETF		Metaverse ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	March 15, 2022* through May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$73,214	$2,915,793	$75,018	$113,968	$(4,575)
Net realized gain (loss)	(469,948)	32,410,646	(3,923,207)	1,132,701	(68,730)
Change in net unrealized appreciation/depreciation	(34,397,557)	3,124,549	3,044,729	275,097	(926,814)
Change in net assets resulting from operations	(34,794,291)	38,450,988	(803,460)	1,521,766	(1,000,119)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(3,324,258)	(196,076)	(86,898)	—
Total distributions	—	(3,324,258)	(196,076)	(86,898)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	809,446	49,825,022	29,568,109	34,893,532	8,821,673
Cost of shares redeemed	(44,701,406)	(167,617,336)	(1,015,874)	(992,691)	—
Change in net assets resulting from capital transactions	(43,891,960)	(117,792,314)	28,552,235	33,900,841	8,821,673
Change in net assets	(78,686,251)	(82,665,584)	27,552,699	35,335,709	7,821,554
NET ASSETS:
Beginning of period	$100,466,846	$183,132,430	$42,862,865	$7,527,156	$—
End of period	$21,780,595	$100,466,846	$70,415,564	$42,862,865	$7,821,554
SHARE TRANSACTIONS:
Beginning of period	1,275,001	2,665,001	1,050,001	200,001	—
Issued	—	—	—	—	20,001
Issued in-kind	10,000	580,000	725,000	875,000	200,000
Redeemed	—	—	—	—	—
Redemption in-kind	(700,000)	(1,970,000)	(25,000)	(25,000)	—
Shares outstanding, end of period	585,001	1,275,001	1,750,001	1,050,001	220,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

120 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	MSCI EAFE Dividend Growers ETF		MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$2,091,241	$2,411,476	$415,598	$704,573	$212,754	$158,498
Net realized gain (loss)	3,629,092	8,311,132	44,366	76,451	22,413	482,614
Change in net unrealized appreciation/depreciation	(28,589,261)	21,696,783	(4,096,140)	6,869,127	(2,418,459)	1,762,059
Change in net assets resulting from operations	(22,868,928)	32,419,391	(3,636,176)	7,650,151	(2,183,292)	2,403,171
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(4,086,070)	(1,964,651)	(466,437)	(753,195)	(291,008)	(103,844)
Total distributions	(4,086,070)	(1,964,651)	(466,437)	(753,195)	(291,008)	(103,844)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,860,550	1,184,806	—	—	6,654,416	—
Cost of shares redeemed	(11,152,753)	(9,845,361)	(1,110,855)	(6,424,135)	—	(425,921)
Change in net assets resulting from capital transactions	(4,292,203)	(8,660,555)	(1,110,855)	(6,424,135)	6,654,416	(425,921)
Change in net assets	(31,247,201)	21,794,185	(5,213,468)	472,821	4,180,116	1,873,406
NET ASSETS:
Beginning of period	$138,649,295	$116,855,110	$22,637,328	$22,164,507	$9,559,056	$7,685,650
End of period	$107,402,094	$138,649,295	$17,423,860	$22,637,328	$13,739,172	$9,559,056
SHARE TRANSACTIONS:
Beginning of period	3,010,001	3,230,001	365,001	485,001	185,001	195,001
Issued	—	—	—	—	—	—
Issued in-kind	160,000	30,000	—	—	130,000	—
Redeemed	—	—	—	—	—	—
Redemption in-kind	(290,000)	(250,000)	(20,000)	(120,000)	—	(10,000)
Shares outstanding, end of period	2,880,001	3,010,001	345,001	365,001	315,001	185,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 121

	MSCI Transformational Changes ETF		Nanotechnology ETF	Nasdaq-100 Dorsey Wright Momentum ETF
	Year Ended May 31, 2022	October 14, 2020* through May 31, 2021	October 26, 2021* through May 31, 2022	Year Ended May 31, 2022	May 18, 2021* through May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$130,204	$80,206	$3,721	$6,900	$4,285
Net realized gain (loss)	(15,886)	(15,601)	15,907	(4,195,176)	—
Change in net unrealized appreciation/depreciation	(7,056,364)	2,341,604	(483,756)	(1,274,385)	203,504
Change in net assets resulting from operations	(6,942,046)	2,406,209	(464,128)	(5,462,661)	207,789
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(116,676)	(8,680)	(3,067)	(8,273)	—
Total distributions	(116,676)	(8,680)	(3,067)	(8,273)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	18,696,634	44,649,526	6,077,885	28,611,153	4,000,040
Cost of shares redeemed	(29,008,541)	—	(3,063,872)	(8,871,264)	—
Change in net assets resulting from capital transactions	(10,311,907)	44,649,526	3,014,013	19,739,889	4,000,040
Change in net assets	(17,370,629)	47,047,055	2,546,818	14,268,955	4,207,829
NET ASSETS:
Beginning of period	$47,047,055	$—	$—	$4,207,829	$—
End of period	$29,676,426	$47,047,055	$2,546,818	$18,476,784	$4,207,829
SHARE TRANSACTIONS:
Beginning of period	1,075,001	—	—	100,001	—
Issued	—	275,001	100,001	80,000	100,001
Issued in-kind	425,000	800,000	50,000	580,000	—
Redeemed	—	—	—	—	—
Redemption in-kind	(650,000)	—	(75,000)	(220,000)	—
Shares outstanding, end of period	850,001	1,075,001	75,001	540,001	100,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

122 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	On-Demand ETF	Online Retail ETF		Pet Care ETF
	October 26, 2021* through May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(4,906)	$1,974,851	$6,202,291	$676,586	$419,304
Net realized gain (loss)	(826,863)	(70,267,059)	97,743,437	61,600,379	9,950,328
Change in net unrealized appreciation/depreciation	(952,494)	(391,990,278)	42,034,554	(142,314,842)	60,167,712
Change in net assets resulting from operations	(1,784,263)	(460,282,486)	145,980,282	(80,037,877)	70,537,344
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(665)	—	(8,478,651)	(618,071)	(288,132)
Total distributions	(665)	—	(8,478,651)	(618,071)	(288,132)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,990,402	245,381,275	1,014,209,600	299,440,093	184,055,796
Cost of shares redeemed	(2,118,848)	(516,257,557)	(230,965,847)	(348,661,164)	(11,314,544)
Change in net assets resulting from capital transactions	2,871,554	(270,876,282)	783,243,753	(49,221,071)	172,741,252
Change in net assets	1,086,626	(731,158,768)	920,745,384	(129,877,019)	242,990,464
NET ASSETS:
Beginning of period	$—	$1,052,261,623	$131,516,239	$303,265,279	$60,274,815
End of period	$1,086,626	$321,102,855	$1,052,261,623	$173,388,260	$303,265,279
SHARE TRANSACTIONS:
Beginning of period	—	13,900,001	2,780,001	3,900,001	1,275,001
Issued	100,001	1,300,000	780,000	200,000	—
Issued in-kind	25,000	2,510,000	13,580,000	3,525,000	2,800,000
Redeemed	—	—	—	(200,000)	—
Redemption in-kind	(75,000)	(8,500,000)	(3,240,000)	(4,375,000)	(175,000)
Shares outstanding, end of period	50,001	9,210,001	13,900,001	3,050,001	3,900,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 123

	Russell 2000 Dividend Growers ETF		Russell U.S. Dividend Growers ETF		S&P 500® Bond ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$19,691,459	$15,634,397	$451,811	$565,952	$659,513	$793,950
Net realized gain (loss)	66,236,721	(62,327,876)	3,556,146	286,636	(851,498)	2,152,891
Change in net unrealized appreciation/depreciation	(134,202,663)	272,134,910	(4,153,389)	6,815,049	(2,211,204)	(2,302,903)
Change in net assets resulting from operations	(48,274,483)	225,441,431	(145,432)	7,667,637	(2,403,189)	643,938
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(19,248,109)	(14,203,459)	(498,477)	(569,787)	(682,694)	(823,749)
Total distributions	(19,248,109)	(14,203,459)	(498,477)	(569,787)	(682,694)	(823,749)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	104,984,941	196,704,619	3,801,553	6,578,275	4,592,619	36,871,072
Cost of shares redeemed	(96,839,152)	(72,608,041)	(17,727,696)	(6,804,140)	(17,875,220)	(30,013,661)
Change in net assets resulting from capital transactions	8,145,789	124,096,578	(13,926,143)	(225,865)	(13,282,601)	6,857,411
Change in net assets	(59,376,803)	335,334,550	(14,570,052)	6,871,985	(16,368,484)	6,677,600
NET ASSETS:
Beginning of period	$924,289,740	$588,955,190	$28,262,196	$21,390,211	$36,080,867	$29,403,267
End of period	$864,912,937	$924,289,740	$13,692,144	$28,262,196	$19,712,383	$36,080,867
SHARE TRANSACTIONS:
Beginning of period	13,790,001	11,860,001	580,001	590,001	400,001	325,001
Issued	—	20,000	—	—	—	—
Issued in-kind	1,620,000	3,300,000	80,000	170,000	50,000	400,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(1,550,000)	(1,390,000)	(370,000)	(180,000)	(200,000)	(325,000)
Shares outstanding, end of period	13,860,001	13,790,001	290,001	580,001	250,001	400,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

124 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	S&P 500® Dividend Aristocrats ETF		S&P 500® Ex-Energy ETF		S&P 500® Ex-Financials ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$189,617,975	$155,886,179	$305,794	$263,637	$95,410	$72,140
Net realized gain (loss)	1,299,908,948	359,452,373	73,504	7,483,329	(9,887)	2,194,533
Change in net unrealized appreciation/depreciation	(1,353,335,213)	1,853,926,371	(1,256,219)	(251,562)	(128,300)	(391,246)
Change in net assets resulting from operations	136,191,710	2,369,264,923	(876,921)	7,495,404	(42,777)	1,875,427
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(187,521,760)	(151,829,765)	(297,297)	(253,539)	(89,363)	(64,208)
Total distributions	(187,521,760)	(151,829,765)	(297,297)	(253,539)	(89,363)	(64,208)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	5,603,396,650	2,014,967,011	2,971,162	42,076,428	923,101	12,653,759
Cost of shares redeemed	(3,947,780,684)	(1,348,307,450)	(951,970)	(41,085,768)	—	(11,199,668)
Change in net assets resulting from capital transactions	1,655,615,966	666,659,561	2,019,192	990,660	923,101	1,454,091
Change in net assets	1,604,285,916	2,884,094,719	844,974	8,232,525	790,961	3,265,310
NET ASSETS:
Beginning of period	$8,639,243,691	$5,755,148,972	$25,046,847	$16,814,322	$7,488,365	$4,223,055
End of period	$10,243,529,607	$8,639,243,691	$25,891,821	$25,046,847	$8,279,326	$7,488,365
SHARE TRANSACTIONS:
Beginning of period	93,700,001	85,900,001	275,001	255,001	85,001	65,001
Issued	10,500,000	14,100,000	—	—	—	—
Issued in-kind	50,400,000	12,450,000	30,000	490,000	10,000	150,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(43,200,000)	(18,750,000)	(10,000)	(470,000)	—	(130,000)
Shares outstanding, end of period	111,400,001	93,700,001	295,001	275,001	95,001	85,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 125

	S&P 500® Ex-Health Care ETF		S&P 500® Ex-Technology ETF		S&P Kensho Cleantech ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	September 29, 2021* through May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$48,469	$34,634	$131,487	$73,536	$(6,721)
Net realized gain (loss)	218	1,214,088	133,383	1,349,226	(164,525)
Change in net unrealized appreciation/depreciation	(117,688)	(94,632)	(606,064)	232,050	(683,046)
Change in net assets resulting from operations	(69,001)	1,154,090	(341,194)	1,654,812	(854,292)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(51,608)	(27,558)	(121,158)	(65,132)	—
Total distributions	(51,608)	(27,558)	(121,158)	(65,132)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	27,126,068	4,653,007	23,960,378	6,060,722
Cost of shares redeemed	—	(26,467,721)	(2,223,007)	(20,876,976)	(2,150,650)
Change in net assets resulting from capital transactions	—	658,347	2,430,000	3,083,402	3,910,072
Change in net assets	(120,609)	1,784,879	1,967,648	4,673,082	3,055,780
NET ASSETS:
Beginning of period	$3,985,446	$2,200,567	$7,371,867	$2,698,785	$—
End of period	$3,864,837	$3,985,446	$9,339,515	$7,371,867	$3,055,780
SHARE TRANSACTIONS:
Beginning of period	45,001	35,001	100,001	50,001	—
Issued	—	—	—	—	100,000
Issued in-kind	—	320,000	60,000	350,000	50,001
Redeemed	—	—	—	—	—
Redemption in-kind	—	(310,000)	(30,000)	(300,000)	(50,000)
Shares outstanding, end of period	45,001	45,001	130,001	100,001	100,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

126 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	S&P Kensho Smart Factories ETF	S&P MidCap 400® Dividend Aristocrats ETF		S&P Technology Dividend Aristocrats ETF
	September 29, 2021* through May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$3,546	$28,352,586	$20,139,271	$1,506,858	$1,070,668
Net realized gain (loss)	(22,628)	35,827,570	34,483,873	18,135,219	11,795,039
Change in net unrealized appreciation/depreciation	(650,391)	(56,746,606)	242,504,177	(17,461,563)	16,634,099
Change in net assets resulting from operations	(669,473)	7,433,550	297,127,321	2,180,514	29,499,806
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(27,600,412)	(19,199,867)	(1,390,073)	(955,974)
Total distributions	—	(27,600,412)	(19,199,867)	(1,390,073)	(955,974)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,000,440	101,242,394	227,841,829	78,827,324	75,613,972
Cost of shares redeemed	(908,074)	(16,369,370)	(145,655,187)	(67,791,298)	(46,994,940)
Change in net assets resulting from capital transactions	3,092,366	84,873,024	82,186,642	11,036,026	28,619,032
Change in net assets	2,422,893	64,706,162	360,114,096	11,826,467	57,162,864
NET ASSETS:
Beginning of period	$—	$1,040,520,128	$680,406,032	$97,733,643	$40,570,779
End of period	$2,422,893	$1,105,226,290	$1,040,520,128	$109,560,110	$97,733,643
SHARE TRANSACTIONS:
Beginning of period	—	14,180,001	12,950,001	1,680,001	1,010,001
Issued	100,001	—	1,820,000	200,000	850,000
Issued in-kind	—	1,410,000	2,000,000	1,080,000	860,000
Redeemed	—	—	—	—	—
Redemption in-kind	(25,000)	(230,000)	(2,590,000)	(1,100,000)	(1,040,000)
Shares outstanding, end of period	75,001	15,360,001	14,180,001	1,860,001	1,680,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 127

	Smart Materials ETF	Supply Chain Logistics ETF
	October 26, 2021* through May 31, 2022	April 6, 2022* through May 31, 2022
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$17,586	$9,865
Net realized gain (loss)	(125,379)	(20,034)
Change in net unrealized appreciation/depreciation	(215,014)	(2,755)
Change in net assets resulting from operations	(322,807)	(12,924)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(13,680)	—
Total distributions	(13,680)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,974,746	4,003,953
Cost of shares redeemed	(4,870,229)	(1,985,285)
Change in net assets resulting from capital transactions	2,104,517	2,018,668
Change in net assets	1,768,030	2,005,744
NET ASSETS:
Beginning of period	$—	$—
End of period	$1,768,030	$2,005,744
SHARE TRANSACTIONS:
Beginning of period	—	—
Issued	100,000	100,001
Issued in-kind	75,001	—
Redeemed	—	—
Redemption in-kind	(125,000)	(50,000)
Shares outstanding, end of period	50,001	50,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

128 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

STATEMENT OF CASH FLOW

PROSHARES TRUST CONSOLIDATED STATEMENT OF CASH FLOW :: MAY 31, 2022 :: 129

Bitcoin Strategy ETF
October 18, 2021* through May 31, 2022
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(884,848,982)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Purchases) sales of short-term investments, net	(299,395,595)
Realized (gain) loss on investments in securities	546,159
Change in unrealized (appreciation) depreciation on investments in securities	24,538
Amortization (accretion) of bond premium (discount)	(496,664)
(Increases) decreases in operating assets:
Receivable on variation margin on futures contracts	(39,726,874)
Increases (decreases) in operating liabilities:
Advisory fees payable	260,802
Trustees fees payable	6,741
Compliance services fees payable	3,873
Professional fees payable	1,259
Payable on variation margin on futures contracts	947,532
Other liabilities	899
Net cash provided by (used in) operating activities	$(1,222,676,312)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES
Proceeds from reverse repurchase agreements	137,361,337,362
Repayments of reverse repurchase agreements	(137,361,337,362)
Proceeds from shares issued	2,357,035,316
Payments on shares redeemed	(664,344,694)
Net cash provided by (used in) financing activities	$1,692,690,622
Net change in cash and cash denominated in foreign currencies	470,014,310
Cash, beginning of period	—
Cash, end of period**	$470,014,310

*  Commencement of investment operations.

**  Cash amount reported as Cash in the Statement of Assets & Liabilities and represents Cash ($193,098,289) and Segregated cash balances with brokers for futures contracts ($276,916,021) but does not include short-term investments.

See accompanying notes to the financial statements.

130 :: May 31, 2022 :: CONSOLIDATED STATEMENT OF CASH FLOW PROSHARES TRUST

FINANCIAL HIGHLIGHTS

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 131

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Big Data Refiners ETF
September 29, 2021* through May 31, 2022	$40.00	$(0.12)	$(15.71)	$—	$(15.83)	$—	$—	$—		$—	$24.17	(39.57)%	(39.43)%	0.58%	0.58%	(0.51)%	(0.51)%	$2,417	25%
Bitcoin Strategy ETF†
October 18, 2021* through May 31, 2022	40.00	(0.15)	(20.20)	0.01	(20.34)	—	—	—		—	19.66	(50.85)	(50.93)	0.96	0.96	(0.88)	(0.88)	823,923	232
Decline of the Retail Store ETF
Year ended May 31, 2022	16.50	(0.09)	(0.28)	—	(0.37)	—	—	—		—	16.13	(2.25)	(2.12)	0.65	0.65	(0.58)	(0.58)	10,079	—
Year ended May 31, 2021	34.39	(0.16)	(17.73)	—	(17.89)	—	—	—		—	16.50	(52.02)	(51.88)	0.65	0.65	(0.64)	(0.64)	7,424	—
Year ended May 31, 2020	39.55	0.03	(4.96)	—	(4.93)	(0.21)	—	(0.02	)#	(0.23)	34.39	(12.50)	(12.75)	0.66	0.66	0.07	0.07	36,107	—
Year ended May 31, 2019	33.98	0.25	5.57 (i)	—	5.82	(0.25)	—	—		(0.25)	39.55	17.29	17.27	0.65	0.65	0.77	0.77	5,933	—
November 14, 2017* through May 31, 2018	40.00	0.12	(6.09)	—	(5.97)	(0.05)	—	—		(0.05)	33.98	(14.95)	(14.94)	0.65	0.65	0.62	0.62	22,933	—

*  Commencement of investment operations.

†  Consolidated Financial Highlights.

See accompanying notes to the financial statements.

132 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
DJ Brookfield Global Infrastructure ETF
Year ended May 31, 2022	$46.63	$1.16	$3.94	$—	$5.10	$(1.57)	$—	$—	$(1.57)	$50.16	11.21%	11.36%	0.45%	0.45%	2.45%	2.45%	$152,982	9%
Year ended May 31, 2021	40.64	1.07	6.19	—	7.26	(1.27)	—	—	(1.27)	46.63	18.50	18.44	0.45	0.45	2.58	2.58	177,659	10
Year ended May 31, 2020	43.97	0.97	(2.91)	—	(1.94)	(1.39)	—	—	(1.39)	40.64	(4.55)	(4.74)	0.46	0.46	2.24	2.24	143,446	8
Year ended May 31, 2019	41.45	1.19	2.75	—	3.94	(1.42)	—	—	(1.42)	43.97	9.80	9.82	0.45	0.45	2.81	2.81	99,368	14
Year ended May 31, 2018	43.14	1.09	(1.35)	—	(0.26)	(1.43)	—	—	(1.43)	41.45	(0.62)	(0.47)	0.45	0.45	2.58	2.58	39,380	11
Equities for Rising Rates ETF
Year ended May 31, 2022	50.02	1.21	4.02	—	5.23	(0.88)	—	—	(0.88)	54.37	10.65	9.03	0.35	0.35	2.31	2.31	104,931	102
Year ended May 31, 2021	29.05	0.94	20.75	—	21.69	(0.72)	—	—	(0.72)	50.02	75.88	78.30	0.35	0.35	2.31	2.31	7,002	105
Year ended May 31, 2020	37.88	0.88	(8.81)	—	(7.93)	(0.90)	—	—	(0.90)	29.05	(21.31)	(22.29)	0.35	0.35	2.31	2.31	1,162	147
Year ended May 31, 2019	49.54	0.81	(11.49)	—	(10.68)	(0.98)	—	—	(0.98)	37.88	(21.81)	(22.25)	0.35	0.35	1.75	1.75	3,788	89
July 24, 2017* through May 31, 2018	40.00	0.56	9.46	—	10.02	(0.48)	—	—	(0.48)	49.54	25.15	25.61	0.35	0.35	1.48	1.48	14,861	49

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 133

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Global Listed Private Equity ETF
Year ended May 31, 2022	$38.13	$1.59	$(5.83)	$—	$(4.24)	$(4.32)	$—	$—		$(4.32)	$29.57	(12.80)%	(12.87)%	1.28%	0.60%	3.85%	4.53%	$14,194	31%
Year ended May 31, 2021	25.82	1.60	12.97	—	14.57	(2.26)	—	—		(2.26)	38.13	59.40	58.58	1.40	0.60	4.39	5.19	20,974	21
Year ended May 31, 2020	33.60	1.62	(6.54)	—	(4.92)	(2.86)	—	—		(2.86)	25.82	(16.27)	(15.67)	1.38	0.60	4.32	5.11	16,266	20
Year ended May 31, 2019	36.04	1.67	(2.67)	—	(1.00)	(1.44)	—	—		(1.44)	33.60	(2.70)	(2.88)	1.22	0.60	4.25	4.87	18,818	25
Year ended May 31, 2018	43.21	2.76	(1.38)	—	1.38	(8.55)	—	—		(8.55)	36.04	3.54	3.27	1.97	0.60	5.59	6.95	18,922	23
Hedge Replication ETF
Year ended May 31, 2022	52.16	(0.28)	(3.94)	—	(4.22)	—	—	—		—	47.94	(8.10)	(8.17)	1.82	0.95	(1.43)	(0.56)	43,862	52
Year ended May 31, 2021	45.13	(0.34)	7.37	—	7.03	—	—	—		—	52.16	15.57	16.26	1.88	0.95	(1.62)	(0.68)	44,071	72
Year ended May 31, 2020	44.53	0.24	0.77	—	1.01	(0.39)	—	(0.02	)#	(0.41)	45.13	2.27	1.84	1.62	0.95	(0.16)	0.52	26,854	89
Year ended May 31, 2019	45.44	0.51	(1.06)	—	(0.55)	(0.36)	—	—		(0.36)	44.53	(1.21)	(1.39)	1.53	0.95	0.55	1.13	31,842	106
Year ended May 31, 2018	44.03	0.12	1.29	—	1.41	— (h)	—	—		— (h)	45.44	3.22	3.48	1.78	0.95	(0.57)	0.26	40,896	170
See accompanying notes to the financial statements.

134 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
High Yield-Interest Rate Hedged
Year ended May 31, 2022	$62.62	$2.73	$(1.79)	$0.02		$0.96	$(2.82)	$—	$—	$(2.82)	$60.76	1.56%	1.67%	0.50%	0.50%	4.41%	4.41%	$145,836	45%
Year ended May 31, 2021	58.74	2.96	4.05	—	(h)	7.01	(3.13)	—	—	(3.13)	62.62	12.22	12.22	0.50	0.50	4.83	4.83	108,019	55
Year ended May 31, 2020	64.39	3.53	(5.52)	—		(1.99)	(3.66)	—	—	(3.66)	58.74	(3.32)	(3.03)	0.51	0.51	5.62	5.62	76,360	52
Year ended May 31, 2019	66.82	4.04	(2.41)	0.02		1.65	(4.08)	—	—	(4.08)	64.39	2.50	2.29	0.50	0.50	6.10	6.10	125,561	49
Year ended May 31, 2018	68.59	3.90	(1.84)	0.03		2.09	(3.86)	—	—	(3.86)	66.82	3.10	2.73	0.50	0.50	5.75	5.75	172,054	42
Inflation Expectations ETF
Year ended May 31, 2022	30.10	0.82	2.85	0.01		3.68	(0.99)	—	—	(0.99)	32.79	12.65	12.00	0.98	0.31	2.00	2.67	63,286	—
Year ended May 31, 2021	24.12	0.51	5.66	0.01		6.18	(0.20)	—	—	(0.20)	30.10	25.70	25.40	1.70	0.30	0.44	1.84	44,247	60
Year ended May 31, 2020	27.12	0.40	(2.86)	0.01		(2.45)	(0.55)	—	—	(0.55)	24.12	(9.16)	(8.73)	1.13	0.30	0.72	1.56	7,719	21
Year ended May 31, 2019	28.66	0.59	(1.53)	0.01		(0.93)	(0.61)	—	—	(0.61)	27.12	(3.35)	(2.69)	1.75	0.30	0.63	2.08	7,593	120
Year ended May 31, 2018	27.81	0.54	1.11 (i)	0.01		1.66	(0.81)	—	—	(0.81)	28.66	6.14	3.62	1.21	0.30	1.07	1.98	10,029	46
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 135

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)						SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions		Expenses net of waivers, if any		Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Investment Grade-Interest Rate Hedged
Year ended May 31, 2022	$76.25	$1.93	$(5.10)	$—	(h)	$(3.17)	$(1.94)	$—	$—	$(1.94)	$71.14	(4.21)%	(3.51)%	0.30%		0.30%		2.60%	2.60%	$665,124	24%
Year ended May 31, 2021	69.63	1.93	6.58	0.03		8.54	(1.92)	—	—	(1.92)	76.25	12.40	12.19	0.30		0.30		2.59	2.59	724,383	22
Year ended May 31, 2020	73.37	2.49	(3.66)	—	(h)	(1.17)	(2.57)	—	—	(2.57)	69.63	(1.73)	(1.26)	0.30		0.30		3.40	3.40	234,995	21
Year ended May 31, 2019	74.89	2.87	(1.43)	0.01		1.45	(2.97)	—	—	(2.97)	73.37	1.99	1.51	0.30		0.30		3.87	3.87	295,317	22
Year ended May 31, 2018	75.75	2.74	(0.97)	—	(h)	1.77	(2.63)	—	—	(2.63)	74.89	2.31	2.27	0.30		0.30		3.58	3.58	597,210	24
K-1 Free Crude Oil Strategy ETF†
Year ended May 31, 2022	59.06	(0.39)	31.17	—		30.78	(31.12)	—	—	(31.12)	58.72	81.99	82.32	0.71	(n)	0.71	(n)	(0.71)	(0.71)	101,814	—
Year ended May 31, 2021	33.68	(0.29)	25.67	—		25.38	—	—	—	—	59.06	75.34	77.78	0.67	(m)	0.67	(m)	(0.67)	(0.67)	103,884	—
Year ended May 31, 2020(j)	97.38	0.08	(62.88)	—		(62.80)	(0.90)	—	—	(0.90)	33.68	(65.09)	(65.24)	0.66		0.65		0.15	0.16	76,091	206	(k)
Year ended May 31, 2019(j)	121.60	1.36	(24.89)	—		(23.53)	(0.69)	—	—	(0.69)	97.38	(19.30)	(19.85)	0.65		0.65		1.24	1.24	11,198	—
Year ended May 31, 2018(j)	94.67	0.50	33.11	—		33.61	(6.68)	—	—	(6.68)	121.60	36.41	37.11	0.65		0.65		0.46	0.46	12,160	—

†  Consolidated Financial Highlights.

See accompanying notes to the financial statements.

136 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Large Cap Core Plus
Year ended May 31, 2022(o)	$48.48	$0.50	$1.36	$—	$1.86	$(0.46)	$—	$—	$(0.46)	$49.88	3.79%	3.87%	0.45%	0.45%	0.96%	0.96%	$475,373	53%
Year ended May 31, 2021(o)	35.06	0.45	13.45	—	13.90	(0.48)	—	—	(0.48)	48.48	39.97	39.77	0.45	0.45	1.10	1.10	481,904	58
Year ended May 31, 2020(o)	33.26	0.53	1.86	—	2.39	(0.59)	—	—	(0.59)	35.06	7.26	7.49	0.46	0.46	1.49	1.49	412,340	57
Year ended May 31, 2019(o)	33.77	0.51	(0.53)	—	(0.02)	(0.49)	—	—	(0.49)	33.26	(0.08)	(0.25)	0.45	0.45	1.51	1.51	756,295	52
Year ended May 31, 2018(o)	29.80	0.48	3.92	—	4.40	(0.43)	—	—	(0.43)	33.77	14.85	15.00	0.45	0.45	1.48	1.48	785,230	53
Long Online/Short Stores ETF
Year ended May 31, 2022	78.80	0.08	(41.65)	—	(41.57)	—	—	—	—	37.23	(52.75)	(52.96)	0.65	0.65	0.13	0.13	21,781	124
Year ended May 31, 2021	68.72	1.17 (l)	10.14	—	11.31	(1.23)	—	—	(1.23)	78.80	16.23	16.41	0.65	0.65	1.36 (l)	1.36 (l)	100,467	77
Year ended May 31, 2020	51.09	(0.17)	17.80	—	17.63	—	—	—	—	68.72	34.52	34.29	0.65	0.65	(0.31)	(0.31)	183,132	89
Year ended May 31, 2019	48.31	(0.15)	2.93	—	2.78	—	—	—	—	51.09	5.74	5.56	0.65	0.65	(0.31)	(0.31)	48,787	53
November 14, 2017* through May 31, 2018	40.00	(0.08)	8.39	—	8.31	—	—	—	—	48.31	20.78	21.03	0.65	0.65	(0.32)	(0.32)	53,144	30

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 137

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Merger ETF
Year ended May 31, 2022	$40.82	$0.05	$(0.48)	$—	$(0.43)	$(0.15)	$—	$—	$(0.15)	$40.24	(1.07)%	(0.90)%	1.19%	0.75%	(0.31)%	0.13%	$70,416	262%
Year ended May 31, 2021	37.64	0.26	3.01	—	3.27	(0.09)	—	—	(0.09)	40.82	8.72	8.91	1.68	0.75	(0.27)	0.65	42,863	315
Year ended May 31, 2020	37.24	0.01	0.69	—	0.70	(0.30)	—	—	(0.30)	37.64	1.86	1.52	3.49	0.75	(2.73)	0.02	7,527	249
Year ended May 31, 2019	35.58	0.32	1.85	—	2.17	(0.51)	—	—	(0.51)	37.24	6.16	7.58	3.49	0.75	(1.87)	0.87	5,586	314
Year ended May 31, 2018	35.67	0.22	(0.18)	—	0.04	(0.13)	—	—	(0.13)	35.58	0.11	(1.26)	4.05	0.75	(2.68)	0.62	4,448	296
Metaverse ETF
March 15, 2022* through May 31, 2022	40.00	(0.03)	(4.42)	—	(4.45)	—	—	—	—	35.55	(11.12)	(11.10)	0.58	0.58	(0.32)	(0.32)	7,822	20
MSCI EAFE Dividend Growers ETF
Year ended May 31, 2022	46.06	0.69	(8.12)	—	(7.43)	(1.34)	—	—	(1.34)	37.29	(16.64)	(16.70)	0.50	0.50	1.57	1.57	107,402	44
Year ended May 31, 2021	36.18	0.79	9.73	—	10.52	(0.64)	—	—	(0.64)	46.06	29.37	29.46	0.50	0.50	1.90	1.90	138,649	57
Year ended May 31, 2020	35.92	0.66	0.38 (i)	—	1.04	(0.78)	—	—	(0.78)	36.18	2.82	2.65	0.51	0.51	1.78	1.78	116,855	81
Year ended May 31, 2019	38.53	0.80	(2.59)	—	(1.79)	(0.82)	—	—	(0.82)	35.92	(4.72)	(4.92)	0.50	0.50	2.19	2.19	109,559	31
Year ended May 31, 2018	37.13	0.86	1.49	—	2.35	(0.95)	—	—	(0.95)	38.53	6.42	6.12	0.50	0.50	2.27	2.27	115,578	32

*  Commencement of investment operations.

See accompanying notes to the financial statements.

138 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI Emerging Markets Dividend Growers ETF
Year ended May 31, 2022	$62.02	$1.17	$(11.39)	$—	$(10.22)	$(1.30)	$—	$—	$(1.30)	$50.50	(16.72)%	(18.25)%	0.60%	0.60%	2.06%	2.06%	$17,424	67%
Year ended May 31, 2021	45.70	1.73	16.35	—	18.08	(1.76)	—	—	(1.76)	62.02	40.52	41.04	0.60	0.60	3.16	3.16	22,637	78
Year ended May 31, 2020	56.45	1.23	(10.58)	—	(9.35)	(1.40)	—	—	(1.40)	45.70	(16.99)	(16.96)	0.61	0.61	2.29	2.29	22,165	51
Year ended May 31, 2019	57.61	1.20	(1.67)	—	(0.47)	(0.69)	—	—	(0.69)	56.45	(0.84)	(0.43)	0.60	0.60	2.15	2.15	20,602	79
Year ended May 31, 2018	52.18	1.11	5.60	—	6.71	(1.28)	—	—	(1.28)	57.61	13.02	12.43	0.60	0.60	1.93	1.93	20,163	61
MSCI Europe Dividend Growers ETF
Year ended May 31, 2022	51.67	0.85	(7.66)	—	(6.81)	(1.24)	—	—	(1.24)	43.62	(13.59)	(13.73)	0.55	0.55	1.67	1.67	13,739	40
Year ended May 31, 2021	39.41	0.85	11.96	—	12.81	(0.55)	—	—	(0.55)	51.67	32.81	33.22	0.55	0.55	1.88	1.88	9,559	57
Year ended May 31, 2020	38.72	0.68	0.95	—	1.63	(0.94)	—	—	(0.94)	39.41	4.18	4.35	0.56	0.56	1.68	1.68	7,686	92
Year ended May 31, 2019	41.97	0.86	(3.24)	—	(2.38)	(0.87)	—	—	(0.87)	38.72	(5.79)	(5.77)	0.55	0.55	2.15	2.15	9,099	28
Year ended May 31, 2018	41.08	0.93	0.93	—	1.86	(0.97)	—	—	(0.97)	41.97	4.62	4.16	0.55	0.55	2.24	2.24	10,493	31
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 139

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI Transformational Changes ETF
Year ended May 31, 2022	$43.76	$0.13	$(8.87)	$—		$(8.74)	$(0.11)	$—	$—	$(0.11)	$34.91	(20.03)%	(20.15)%	0.45%	0.45%	0.31%	0.31%	$29,676	33%
October 14, 2020* through May 31, 2021	40.00	0.12	3.66	—	(h)	3.78	(0.02)	—	—	(0.02)	43.76	9.47	9.42	0.45	0.45	0.46	0.46	47,047	44
Nanotechnology ETF
October 26, 2021* through May 31, 2022	40.00	0.04	(6.06)	0.01		(6.01)	(0.03)	—	—	(0.03)	33.96	(15.05)	(15.09)	0.58	0.58	0.18	0.18	2,547	32
Nasdaq-100 Dorsey Wright Momentum ETF
Year ended May 31, 2022	42.08	0.01	(7.82)	—		(7.81)	(0.05)	—	—	(0.05)	34.22	(18.60)	(18.68)	0.58	0.58	0.03	0.03	18,477	168
May 18, 2021* through May 31, 2021	40.00	0.04	2.04	—		2.08	—	—	—	—	42.08	5.20	5.25	0.58	0.58	2.90	2.90	4,208	—
On-Demand ETF
October 26, 2021* through May 31, 2022	40.00	(0.05)	(18.22)	0.01		(18.26)	(0.01)	—	—	(0.01)	21.73	(45.66)	(46.02)	0.58	0.58	(0.30)	(0.30)	1,087	35

*  Commencement of investment operations.

See accompanying notes to the financial statements.

140 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Online Retail ETF
Year ended May 31, 2022	$75.70	$0.17	$(41.01)		$—	$(40.84)	$—	$—	$—	$—	$34.86	(53.95)%	(53.95)%	0.58%	0.58%	0.27%	0.27%	$321,103	113%
Year ended May 31, 2021	47.31	0.63	28.70		—	29.33	(0.94)	—	—	(0.94)	75.70	62.18	62.54	0.58	0.58	0.84	0.84	1,052,262	91
Year ended May 31, 2020	35.24	(0.09)	12.16		—	12.07	—	—	—	—	47.31	34.25	34.08	0.58	0.58	(0.23)	(0.23)	131,516	81
July 13, 2018* through May 31, 2019	40.00	(0.09)	(4.67)		—	(4.76)	—	—	—	—	35.24	(11.90)	(11.98)	0.58	0.58	(0.30)	(0.30)	21,144	46
Pet Care ETF
Year ended May 31, 2022	77.76	0.17	(20.92)		—	(20.75)	(0.16)	—	—	(0.16)	56.85	(26.74)	(26.76)	0.50	0.50	0.23	0.23	173,388	49
Year ended May 31, 2021	47.27	0.16	30.44		—	30.60	(0.11)	—	—	(0.11)	77.76	64.79	64.24	0.50	0.50	0.23	0.23	303,265	45
Year ended May 31, 2020	39.94	0.14	7.34		—	7.48	(0.15)	—	—	(0.15)	47.27	18.79	19.21	0.50	0.50	0.33	0.33	60,275	66
November 5, 2018* through May 31, 2019	40.00	0.08	(0.10	)(i)	—	(0.02)	(0.04)	—	—	(0.04)	39.94	(0.04)	(0.08)	0.50	0.50	0.36	0.36	26,958	42

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 141

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Russell 2000 Dividend Growers ETF
Year ended May 31, 2022	$67.03	$1.45	$(4.66)	$—	$(3.21)	$(1.42)	$—	$—	$(1.42)	$62.40	(4.80)%	(4.94)%	0.40%	0.40%	2.27%	2.27%	$864,913	58%
Year ended May 31, 2021	49.66	1.27	17.27	—	18.54	(1.17)	—	—	(1.17)	67.03	38.00	38.03	0.40	0.40	2.23	2.23	924,290	60
Year ended May 31, 2020	57.13	1.31	(7.44)	—	(6.13)	(1.34)	—	—	(1.34)	49.66	(10.96)	(10.99)	0.41	0.41	2.30	2.30	588,955	33
Year ended May 31, 2019	56.29	1.26	0.67	—	1.93	(1.09)	—	—	(1.09)	57.13	3.48	3.55	0.40	0.40	2.17	2.17	630,109	26
Year ended May 31, 2018	53.30	1.11	2.89	—	4.00	(1.01)	—	—	(1.01)	56.29	7.57	7.53	0.40	0.40	2.03	2.03	406,693	20
Russell U.S. Dividend Growers ETF
Year ended May 31, 2022	48.73	1.00	(1.39)	—	(0.39)	(1.13)	—	—	(1.13)	47.21	(0.79)	(0.82)	0.35	0.35	2.07	2.07	13,692	21
Year ended May 31, 2021	36.25	0.98	12.49	—	13.47	(0.99)	—	—	(0.99)	48.73	37.80	37.79	0.35	0.35	2.36	2.36	28,262	22
November 5, 2019* through May 31, 2020	40.00	0.49	(3.98)	—	(3.49)	(0.26)	—	—	(0.26)	36.25	(8.62)	(8.53)	0.36	0.36	2.35	2.35	21,390	8

*  Commencement of investment operations.

See accompanying notes to the financial statements.

142 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Bond ETF
Year ended May 31, 2022	$90.20	$1.88	$(11.31)	$—	$(9.43)	$(1.92)	$—	$—	$(1.92)	$78.85	(10.65)%	(10.38)%	0.15%	0.15%	2.11%	2.11%	$19,712	78%
Year ended May 31, 2021	90.47	1.98	(0.13)	—	1.85	(2.12)	—	—	(2.12)	90.20	2.01	1.52	0.15	0.15	2.16	2.16	36,081	73
Year ended May 31, 2020	83.60	2.88	6.92	0.04	9.84	(2.97)	—	—	(2.97)	90.47	11.97	12.38	0.15	0.15	3.30	3.30	29,403	55
Year ended May 31, 2019	80.84	3.07	2.70	0.02	5.79	(3.03)	—	—	(3.03)	83.60	7.40	7.21	0.15	0.15	3.82	3.82	27,169	29
May 1, 2018* through May 31, 2018	80.00	0.23	0.44	0.17	0.84	—	—	—	—	80.84	1.05	1.36	0.15	0.15	3.50	3.50	32,336	4
S&P 500® Dividend Aristocrats ETF
Year ended May 31, 2022	92.20	1.87	(0.28)	—	1.59	(1.84)	—	—	(1.84)	91.95	1.72	1.67	0.35	0.35	2.01	2.01	10,243,530	18
Year ended May 31, 2021	67.00	1.78	25.16	—	26.94	(1.74)	—	—	(1.74)	92.20	40.88	41.10	0.35	0.35	2.26	2.26	8,639,244	21
Year ended May 31, 2020	65.14	1.58	1.81 (i)	—	3.39	(1.53)	—	—	(1.53)	67.00	5.22	5.11	0.35	0.35	2.28	2.28	5,755,149	29
Year ended May 31, 2019	62.21	1.42	2.94	—	4.36	(1.43)	—	—	(1.43)	65.14	7.10	7.07	0.35	0.35	2.17	2.17	4,520,918	20
Year ended May 31, 2018	57.46	1.37	4.54	—	5.91	(1.16)	—	—	(1.16)	62.21	10.34	10.34	0.35	0.35	2.23	2.23	3,493,291	22

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 143

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)			RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Energy ETF
Year ended May 31, 2022	$91.08	$1.05	$(3.34)	$—	$(2.29)	$(1.02)	$—	$—	$(1.02)	$87.77	(2.61)%	(2.71)%		0.23%	0.21%	1.08%	1.09%	$25,892	2%
Year ended May 31, 2021	65.94	0.96	25.12	—	26.08	(0.94)	—	—	(0.94)	91.08	39.88	39.84		0.27	0.27	1.21	1.21	25,047	8
Year ended May 31, 2020	58.41	1.04	7.43	—	8.47	(0.94)	—	—	(0.94)	65.94	14.62	14.67		0.27	0.27	1.63	1.63	16,814	4
Year ended May 31, 2019	56.44	0.93	1.92	—	2.85	(0.88)	—	—	(0.88)	58.41	5.10	5.03		0.27	0.27	1.60	1.60	6,717	6
Year ended May 31, 2018	50.44	0.87	5.98	—	6.85	(0.85)	—	—	(0.85)	56.44	13.67	13.98		0.27	0.27	1.61	1.61	7,055	4
S&P 500® Ex-Financials ETF
Year ended May 31, 2022	88.10	1.04	(1.00)	—	0.04	(0.99)	—	—	(0.99)	87.15	(0.03)	0.00	(j)	0.23	0.21	1.10	1.12	8,279	3
Year ended May 31, 2021	64.97	0.96	23.05	—	24.01	(0.88)	—	—	(0.88)	88.10	37.22	37.03		0.27	0.27	1.23	1.23	7,488	5
Year ended May 31, 2020	56.85	1.02	8.09	—	9.11	(0.99)	—	—	(0.99)	64.97	16.19	16.50		0.27	0.27	1.65	1.65	4,223	4
Year ended May 31, 2019	55.43	0.96	1.33	—	2.29	(0.87)	—	—	(0.87)	56.85	4.14	5.98		0.27	0.27	1.67	1.67	1,990	6
Year ended May 31, 2018	49.53	0.89	5.85	—	6.74	(0.84)	—	—	(0.84)	55.43	13.73	12.00		0.27	0.27	1.68	1.68	1,386	8
See accompanying notes to the financial statements.

144 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Health Care ETF
Year ended May 31, 2022	$88.56	$1.08	$(2.61)	$—	$(1.53)	$(1.15)	$—	$—	$(1.15)	$85.88	(1.83)%	(1.88)%	0.23%	0.21%	1.15%	1.16%	$3,865	3%
Year ended May 31, 2021	62.87	1.09	25.70	—	26.79	(1.10)	—	—	(1.10)	88.56	43.08	43.07	0.27	0.27	1.39	1.39	3,985	29
Year ended May 31, 2020	57.57	1.11	5.28	—	6.39	(1.09)	—	—	(1.09)	62.87	11.21	11.27	0.27	0.27	1.79	1.79	2,201	5
Year ended May 31, 2019	56.95	0.99	0.62	—	1.61	(0.99)	—	—	(0.99)	57.57	2.88	2.13	0.27	0.27	1.72	1.72	1,439	6
Year ended May 31, 2018	50.44	0.94	6.42	—	7.36	(0.85)	—	—	(0.85)	56.95	14.68	16.29	0.27	0.27	1.73	1.73	1,424	8
S&P 500® Ex-Technology ETF
Year ended May 31, 2022	73.72	1.07	(1.94)	—	(0.87)	(1.01)	—	—	(1.01)	71.84	(1.25)	(1.32)	0.22	0.21	1.39	1.41	9,340	4
Year ended May 31, 2021	53.97	0.96	19.79	—	20.75	(1.00)	—	—	(1.00)	73.72	38.92	38.98	0.27	0.27	1.48	1.48	7,372	15
Year ended May 31, 2020	52.09	1.04	1.87 (i)	—	2.91	(1.03)	—	—	(1.03)	53.97	5.64	5.67	0.27	0.27	1.89	1.89	2,699	5
Year ended May 31, 2019	51.48	0.96	0.62	—	1.58	(0.97)	—	—	(0.97)	52.09	3.10	2.07	0.27	0.27	1.83	1.83	3,126	22
Year ended May 31, 2018	47.50	0.96	3.89	—	4.85	(0.87)	—	—	(0.87)	51.48	10.29	11.20	0.27	0.27	1.87	1.87	2,574	4
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 145

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P Kensho Cleantech ETF
September 29, 2021* through May 31, 2022	$40.00	$(0.07)	$(9.37)	$—	(h)	$(9.44)	$—	$—	$—	$—	$30.56	(23.61)%	(23.60)%	0.58%	0.58%	(0.27)%	(0.27)%	$3,056	40%
S&P Kensho Smart Factories ETF
September 29, 2021* through May 31, 2022	40.00	0.04	(7.74)	—	(h)	(7.70)	—	—	—	—	32.30	(19.24)	(19.28)	0.58	0.58	0.16	0.16	2,423	42
S&P MidCap 400® Dividend Aristocrats ETF
Year ended May 31, 2022	73.38	1.93	(1.47)	—		0.46	(1.89)	—	—	(1.89)	71.95	0.71	0.62	0.40	0.40	2.70	2.70	1,105,226	34
Year ended May 31, 2021	52.54	1.51	20.78	—		22.29	(1.45)	—	—	(1.45)	73.38	43.17	43.37	0.40	0.40	2.45	2.45	1,040,520	31
Year ended May 31, 2020	55.48	1.36	(2.90)	—		(1.54)	(1.40)	—	—	(1.40)	52.54	(2.77)	(2.83)	0.41	0.41	2.43	2.43	680,406	37
Year ended May 31, 2019	53.89	1.06	1.53	—		2.59	(1.00)	—	—	(1.00)	55.48	4.84	4.81	0.40	0.40	1.89	1.89	615,828	32
Year ended May 31, 2018	51.35	1.00	2.51	—		3.51	(0.97)	—	—	(0.97)	53.89	6.89	6.86	0.40	0.40	1.89	1.89	379,949	29

*  Commencement of investment operations.
See accompanying notes to the financial statements.

146 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P Technology Dividend Aristocrats ETF
Year ended May 31, 2022	$58.17	$0.84	$0.64	$—	$1.48	$(0.75)	$—	$—	$(0.75)	$58.90	2.48%	2.46%	0.45%	0.45%	1.37%	1.37%	$109,560	24%
Year ended May 31, 2021	40.17	0.67	17.93	—	18.60	(0.60)	—	—	(0.60)	58.17	46.67	46.59	0.45	0.45	1.33	1.33	97,734	43
November 5, 2019* through May 31, 2020	40.00	0.36	0.00 (h)	—	0.36	(0.19)	—	—	(0.19)	40.17	0.98	1.06	0.46	0.46	1.66	1.66	40,571	31
Smart Materials ETF
October 26, 2021* through May 31, 2022	40.00	0.21	(4.69)	0.01	(4.47)	(0.17)	—	—	(0.17)	35.36	(11.20)	(11.48)	0.58	0.58	0.93	0.93	1,768	50
Supply Chain Logistics ETF
April 6, 2022* through May 31, 2022	40.00	0.14	(0.05)	0.02	0.11	—	—	—	—	40.11	0.29	(0.18)	0.58	0.58	2.36	2.36	2,006	10

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 147

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective April 21, 2020.

(k)  During the year, the Fund invested in certain exchange traded funds for a limited period of time. The portfolio turnover rate shown above reflects the impact of that investment over the period of time during which the Fund held those exchange traded funds. If the calculation of portfolio turnover included periods in which the Fund did not hold these exchange traded funds, the portfolio turnover rate would have been 1,324%.

(l)  Reflects special dividends paid out during the period by one of the Fund's holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.38) and the net investment income (loss) net of waivers ratio would have been (0.45)%.

(m)  Includes net futures account fees amounting to 0.02%. Excluding these fees, the ratio of expenses to average net assets would have been 0.65%.

(n)  Includes net futures account fees amounting to 0.06%. Excluding these fees, the ratio of expenses to average net assets would have been 0.65%.

(o)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 13, 2022.

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

See accompanying notes to the financial statements.

148 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

NOTES TO FINANCIAL STATEMENTS

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 149

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 119 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is considered to be "non-diversified" under the 1940 Act, except for ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares High Yield-Interest Rate Hedged, ProShares Investment Grade-Interest Rate Hedged, ProShares Metaverse ETF, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares MSCI Transformational Changes ETF, ProShares Russell 2000 Dividend Growers ETF, ProShares Russell U.S. Dividend Growers ETF, ProShares S&P 500® Bond ETF, ProShares S&P 500® Dividend Aristocrats ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF and ProShares S&P MidCap 400® Dividend Aristocrats ETF.

ProShares Managed Futures Strategy ETF, ProShares Morningstar Alternatives Solution ETF, ProShares RAFITM Long/Short and ProShares Short Term USD Emerging Markets Bond ETF were liquidated on May 17, 2022.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day. The NAV of ProShares High Yield — Interest Rate Hedged, ProShares Inflation Expectations ETF, ProShares Investment Grade — Interest Rate Hedged and ProShares S&P 500® Bond ETF is typically calculated as of 3:00 p.m. (Eastern Time) on each business day. The NAV of ProShares K-1 Free Crude Oil Strategy ETF is typically calculated as of 2:30 p.m. (Eastern Time) on each business day when the Cboe BZX Exchange Inc. ("BZX Exchange") is open for trading. The NAV of each of ProShares MSCI EAFE Dividend Growers ETF and ProShares MSCI Europe Dividend Growers ETF is typically calculated as of 11:30 a.m. Eastern Time (this time may vary due to differences in when daylight savings time is effective between London and New York. The actual valuation time is 4:30 p.m., London Time).

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the Nasdaq Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds held by ProShares K-1 Free Crude Oil Strategy ETF are valued at the last traded price at the time the Fund NAV is determined, and will typically be categorized as a Level 1 in the fair value hierarchy. Exchange traded funds held by other Funds are generally valued at the closing price, if available, or the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for U.S. Treasury securities and at the bid or evaluated bid price for corporate bonds. Centrally cleared index-based swaps are generally valued at the mean between the bid and asked prices as furnished by an independent pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded bond, commodity and currency futures contracts are generally valued at the official futures settlement price, except for currency futures contracts held by Hedge Replication ETF which are generally valued at their last sale price prior to the time at which the NAV of the Fund is determined. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may, in good faith, establish a

150 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances

(unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are typically reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following is a summary of the valuations as of May 31, 2022, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs						LEVEL 3 - Significant Unobservable Inputs		Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Corporate Bonds	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Common Stocks/ Shares of Beneficial Interest		Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Big Data Refiners ETF	$2,413,611	$153,820	—	—	—	—	—	—	—	—		$2,567,431	—
Bitcoin Strategy ETF	—	—	$(1,905,772)	—	$299,321,562	—	—	—	—	—		299,321,562	$(1,905,772)
Decline of the Retail Store ETF	—	—	—	—	—	—	$8,114,718	$654,628	—	—		8,114,718	654,628
DJ Brookfield Global Infrastructure ETF	152,165,705	3,153,905	—	—	—	—	274,050	—	—	—		155,593,660	—
Equities for Rising Rates ETF	104,587,779	—	—	—	—	—	80,595	—	—	—		104,668,374	—
Global Listed Private Equity ETF	14,116,815	38,824	—	—	—	—	63,472	—	—	—		14,219,111	—
Hedge Replication ETF	8,972,183	9	121,549	$157	32,467,844	—	2,063,136	(1,571,510)	—	—		43,503,329	(1,449,961)
High Yield-Interest Rate Hedged	—	3,173,875	676,468	—	—	$139,347,940	773,935	—	—	—		143,295,750	676,468
Inflation Expectations ETF	—	—	—	—	—	—	57,971,129	(2,165,666)	—	—		57,971,129	(2,165,666)
Investment Grade-Interest Rate Hedged	—	40,700	6,417,333	—	—	630,545,552	4,554,779	—	—	—		635,141,031	6,417,333
K-1 Free Crude Oil Strategy ETF	—	—	17,552,949	—	—	—	—	—	—	—		—	17,552,949
Large Cap Core Plus	447,652,594	2,630,055	—	—	—	—	25,669,361	(2,914,521)	—	—		475,952,010	(2,914,521)
Long Online /Short Stores ETF	19,227,695	1,474,600	—	—	—	—	1,716,841	(1,217,793)	—	—	(a)	22,419,136	(1,217,793)
Merger ETF	60,194,951	—	—	—	—	—	6,876,217	4,018,063	$301,886	—		67,071,168	4,319,949
Metaverse ETF	7,802,647	—	—	—	—	—	—	—	—	—		7,802,647	—
MSCI EAFE Dividend Growers ETF	106,185,987	1,818,961	—	—	—	—	629,486	—	—	—		108,634,434	—
MSCI Emerging Markets Dividend Growers ETF	17,401,756	—	—	—	—	3,253	—	—	—	—	(a)	17,405,009	—

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 151

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs						LEVEL 3 - Significant Unobservable Inputs	Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Corporate Bonds	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Common Stocks/ Shares of Beneficial Interest	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
MSCI Europe Dividend Growers ETF	$13,618,628	$101,880	—	—	—	—	$56,986	—	—	—	$13,777,494	—
MSCI Transformational Changes ETF	29,549,009	—	—	—	—	—	—	—	—	—	29,549,009	—
Nanotechnology ETF	2,541,982	28,710	—	—	—	—	—	—	—	—	2,570,692	—
Nasdaq-100 Dorsey Wright Momentum ETF	18,448,935	—	—	—	—	—	18,506	—	—	—	18,467,441	—
On-Demand ETF	1,084,061	2,449	—	—	—	—	—	—	—	—	1,086,510	—
Online Retail ETF	320,612,010	24,777,454	—	—	—	—	62,973	—	—	— (a)	345,452,437	—
Pet Care ETF	172,979,038	—	—	—	—	—	244,009	—	—	—	173,223,047	—
Russell 2000 Dividend Growers ETF	862,927,502	8,704,260	—	—	—	—	810,560	—	—	—	872,442,322	—
Russell U.S. Dividend Growers ETF	13,662,210	—	—	—	—	—	7,831	—	—	—	13,670,041	—
S&P 500® Bond ETF	—	—	—	—	—	$19,411,076	544,103	—	—	—	19,955,179	—
S&P 500® Dividend Aristocrats ETF	10,218,957,429	—	—	—	—	—	5,034,083	—	—	—	10,223,991,512	—
S&P 500® Ex-Energy ETF	25,857,108	9,686	—	—	—	—	5,352	—	—	—	25,872,146	—
S&P 500® Ex-Financials ETF	8,264,304	—	—	—	—	—	3,100	—	—	—	8,267,404	—
S&P 500® Ex-Health Care ETF	3,857,299	117	—	—	—	—	2,273	—	—	—	3,859,689	—
S&P 500® Ex-Technology ETF	9,323,975	302	—	—	—	—	1,226	—	—	—	9,325,503	—
S&P Kensho Cleantech ETF	3,055,025	368,658	—	—	—	—	—	—	—	—	3,423,683	—
S&P Kensho Smart Factories ETF	2,414,907	137,035	—	—	—	—	—	—	—	—	2,551,942	—
S&P MidCap 400® Dividend Aristocrats ETF	1,102,212,198	107,000	—	—	—	—	1,689,415	—	—	—	1,104,008,613	—
S&P Technology Dividend Aristocrats ETF	109,323,674	2,299,747	—	—	—	—	96,094	—	—	—	111,719,515	—
Smart Materials ETF	1,759,997	19,614	—	—	—	—	—	—	—	—	1,779,611	—
Supply Chain Logistics ETF	1,998,298	—	—	—	—	—	—	—	—	—	1,998,298	—

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

(a)  Security has zero value.

There were no other Level 3 securities held at period end, except those securities classified as Level 3 in the Schedules of Portfolio Investments of ProShares Long Online/Short Stores ETF, ProShares MSCI Emerging Markets Dividend Growers ETF and ProShares Online Retails ETF which are considered quantitatively insignificant for additional disclosure.

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets except that such translations with respect to the ProShares Big Data Refiners ETF, ProShares DJ Brookfield Global Infrastructure ETF, ProShares Global Listed Private Equity ETF, ProShares Merger ETF, ProShares Metaverse ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Transformational Changes ETF, ProShares Nanotechnology ETF, ProShares On-Demand ETF, ProShares Pet Care ETF, ProShares S&P Kensho Cleantech ETF, ProShares S&P Kensho Smart Factories ETF, ProShares Smart Materials ETF and ProShares Supply Chain Logistics ETF each utilize the last quoted New York rates prior to 4:00 p.m. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

152 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include e-affecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2022, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 0.77%, dated 05/31/2022 due 06/01/2022 (a)	Barclays Capital, Inc., 0.50%, dated 05/31/2022 due 06/01/2022 (b)	Barclays Capital, Inc., 0.55%, dated 05/31/2022 due 06/01/2022 (c)	Barclays Capital, Inc., 0.65%, dated 05/31/2022 due 06/01/2022 (d)	Barclays Capital, Inc., 0.76%, dated 05/31/2022 due 06/01/2022 (e)	BNP Paribas Securities Corp., 0.59%, dated 05/31/2022 due 06/01/2022 (f)	BNP Paribas Securities Corp., 0.77%, dated 05/31/2022 due 06/01/2022 (g)	ING Financial Markets LLC, 0.77%, dated 05/31/2022 due 06/01/2022 (h)	Total
Decline of the Retail Store ETF	$533,906	$99,154	$457,633	$762,722	$914,620	$762,722	$3,889,883	$694,078	$8,114,718
DJ Brookfield Global Infrastructure ETF	18,031	3,349	15,455	25,759	30,887	25,759	131,369	23,441	274,050
Equities for Rising Rates ETF	5,303	985	4,545	7,575	9,084	7,575	38,634	6,894	80,595
Global Listed Private Equity ETF	4,176	776	3,580	5,966	7,154	5,966	30,425	5,429	63,472
Hedge Replication ETF	135,743	25,209	116,352	193,919	232,539	193,919	988,988	176,467	2,063,136
High Yield-Interest Rate Hedged	50,921	9,457	43,646	72,744	87,232	72,744	370,994	66,197	773,935
Inflation Expectations ETF	3,814,193	708,350	3,269,309	5,448,848	6,534,007	5,448,848	27,789,124	4,958,450	57,971,129
Investment Grade-Interest Rate Hedged	299,680	55,655	256,869	428,115	513,376	428,115	2,183,386	389,583	4,554,779
Large Cap Core Plus	1,688,908	313,654	1,447,635	2,412,726	2,893,229	2,412,726	12,304,902	2,195,581	25,669,361
Long Online/Short Stores ETF	112,959	20,978	96,822	161,370	193,508	161,370	822,987	146,847	1,716,841
Merger ETF	452,419	84,021	387,787	646,312	775,028	646,312	3,296,193	588,145	6,876,217
MSCI EAFE Dividend Growers ETF	41,417	7,692	35,500	59,167	70,950	59,167	301,751	53,842	629,486
MSCI Europe Dividend Growers ETF	3,749	696	3,214	5,356	6,424	5,356	27,317	4,874	56,986
Nasdaq-100 Dorsey Wright Momentum ETF	1,218	226	1,044	1,739	2,086	1,739	8,871	1,583	18,506
Online Retail ETF	4,143	769	3,551	5,919	7,098	5,919	30,187	5,387	62,973
Pet Care ETF	16,055	2,982	13,761	22,935	27,502	22,935	116,968	20,871	244,009
Russell 2000 Dividend Growers ETF	53,330	9,904	45,712	76,187	91,359	76,187	388,551	69,330	810,560
Russell U.S. Dividend Growers ETF	515	96	442	736	882	736	3,754	670	7,831
S&P 500® Bond ETF	35,799	6,648	30,685	51,142	61,326	51,142	260,823	46,538	544,103
S&P 500® Dividend Aristocrats ETF	331,216	61,512	283,899	473,166	567,398	473,166	2,413,145	430,581	5,034,083
S&P 500® Ex-Energy ETF	352	65	302	503	603	503	2,566	458	5,352
S&P 500® Ex-Financials ETF	204	38	175	291	350	291	1,486	265	3,100
S&P 500® Ex-Health Care ETF	150	28	128	214	256	214	1,089	194	2,273
S&P 500® Ex-Technology ETF	81	15	69	115	138	115	588	105	1,226
S&P MidCap 400® Dividend Aristocrats ETF	111,156	20,643	95,275	158,792	190,416	158,792	809,840	144,501	1,689,415
S&P Technology Dividend Aristocrats ETF	6,322	1,174	5,419	9,032	10,831	9,032	46,064	8,220	96,094
	$7,721,946	$1,434,076	$6,618,809	$11,031,350	$13,228,283	$11,031,350	$56,259,885	$10,038,531	$117,364,230

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2022 as follows:

(a)  U.S. Treasury Bonds, 0%, due 11/15/2022 to 5/15/2052, which had an aggregate value at the Trust level of $357,000,024.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 153

(b)  U.S. Treasury Bonds, 2.75% to 4.5%, due 8/15/2039 to 11/15/2047, which had an aggregate value at the Trust level of $66,300,000.

(c)  U.S. Treasury Bonds, 1.38% to 3%, due 2/15/2047 to 8/15/2050; U.S. Treasury Notes, 0.63% to 1.25%, due 8/31/2024 to 5/15/2030, which had an aggregate value at the Trust level of $306,000,010.

(d)  U.S. Treasury Notes, 0.25% to 0.38%, due 1/15/2025 to 7/15/2025, which had an aggregate value at the Trust level of $510,000,118.

(e)  U.S. Treasury Notes, 0.13% to 2.38%, due 7/15/2022 to 10/31/2027, which had an aggregate value at the Trust level of $611,568,562.

(f)  U.S. Treasury Bonds, 0% to 1.88%, due 2/15/2027 to 11/15/2051; U.S. Treasury Notes, 0.38% to 2.75%, due 11/15/2024 to 1/15/2029, which had an aggregate value at the Trust level of $510,000,000.

(g)  U.S. Treasury Bills, 0%, due 11/25/2022; U.S. Treasury Bonds, 0% to 5%, due 2/15/2027 to 11/15/2051; U.S. Treasury Notes, 0.38% to 2.75%, due 7/15/2023 to 5/31/2029, which had an aggregate value at the Trust level of $2,601,000,015.

(h)  Federal Farm Credit Bank, 1.12%, due 11/16/2022; Federal Home Loan Bank, 0.5% to 1.2%, due 5/20/2024 to 6/13/2025; Federal Home Loan Mortgage Corp., 0%, due 9/15/2029 to 3/15/2031; Federal National Mortgage Association, 0% to 6.63%, due 9/6/2024 to 11/15/2030; U.S. Treasury Bills, 0%, due 11/3/2022 to 5/18/2023; U.S. Treasury Bonds, 0.63% to 5.5%, due 8/15/2028 to 8/15/2046; U.S. Treasury Notes, 0.13% to 2.88%, due 11/15/2022 to 1/15/2032, which had an aggregate value at the Trust level of $464,103,342.

Reverse Repurchase Agreements

Bitcoin Strategy ETF may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by the Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. For the ProShares Bitcoin Strategy ETF, the interest on reverse repurchase agreements is part of the unitary fee and is not a direct fund expense. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to the Fund's advantage to do so. The Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund's obligations with respect to reverse repurchase agreements.

As of May 31, 2022, the Fund had no outstanding reverse repurchase agreements. The weighted average daily balance of the reverse repurchase agreements during the period October 18, 2021 (commencement of operations) to May 31, 2022 was $894,609,949.

Equity Securities

Certain Funds may invest in equity securities, including in shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs") and Business Development Companies ("BDCs")

REITs and BDCs report information on the source of their distributions annually. A portion of distributions received from REITs and BDCs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and BDCs.

Debt Instruments

Certain Funds may invest in debt instruments, including U.S. government securities; Foreign and U.S. investment grade corporate debt securities. Additionally, certain Funds may invest in (lower rated) debt instruments (also known as "junk bonds") that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Securities Lending

Certain Funds may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. Any securities collateral received by the Fund in connection with these loans may not be sold or pledged by the Fund and, accordingly, are not reflected in the Fund's assets and liabilities. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted on by the Fund if a material event affecting the Fund's investment in the securities on loan is to occur. Security loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned

154 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

U.S. Treasury Inflation-Protected Securities

U.S. Treasury Inflation-Protected Securities ("TIPs") are inflation-protected public obligations of the U.S. Treasury. Inflation-protected bonds are fixed-income securities whose interest and principal payments are periodically adjusted for inflation. As the index measuring inflation changes, the interest and principal payments of inflation-protected bonds will be adjusted accordingly. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed rate bonds.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds whose objective is tied to an index or benchmark, the Advisor uses a passive approach to investing that is designed to track the performance of the Fund's underlying index or benchmark. Each such Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.

In connection with its management of certain series of the Trust included in this report (i.e. ProShares Bitcoin Strategy ETF and ProShares K-1 Free Crude Oil Strategy ETF (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Inflation Expectations ETF	213%
Merger ETF	64%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding forward currency contracts and/or non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase and Reverse Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 155

contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index and commodity futures and in the range of approximately 1% to 3% of the contract amount for bond and currency futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the security, currency, commodity or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Certain Funds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Certain Funds may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or change in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain

156 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. These swaps are similar to the long swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap. In addition, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

A Fund will not enter into uncleared swap agreements (i.e., not cleared by a central counterparty) unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to risks, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired investment exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2022 contractually terminate within 20 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity, commodity and credit.

As the Funds' investment objective is to provide investment results, before fees and expenses, that correspond to the return of its underlying index on a daily basis, the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk and for the foreign currency contracts held by ProShares Merger ETF and for the currency futures contracts held by ProShares Hedge Replication ETF, the primary risk is foreign currency risk. The primary risk for ProShares Bitcoin Strategy ETF and ProShares K-1 Free Crude Oil Strategy ETF is commodity market risk.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 157

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2022

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Commodity futures, Equity and Bond index futures contracts/ Non-exchange traded swap agreements/ Forward currency contracts	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements and forward currency contracts			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements and forward currency contracts
		Bitcoin Strategy ETF	$14,096,016		Bitcoin Strategy ETF	$16,001,788
		Decline of the Retail Store ETF	817,692		Decline of the Retail Store ETF	163,064
		Hedge Replication ETF	122,609		Hedge Replication ETF	1,572,570
		High Yield-Interest Rate Hedged	676,468		High Yield-Interest Rate Hedged	—
		Inflation Expectations ETF	—		Inflation Expectations ETF	2,165,666
		Investment Grade-Interest Rate Hedged	6,417,333		Investment Grade-Interest Rate Hedged	—
		K-1 Free Crude Oil Strategy ETF	17,552,949		K-1 Free Crude Oil Strategy ETF	—
		Large Cap Core Plus	12,401,371		Large Cap Core Plus	15,315,892
		Long Online /Short Stores ETF	2,066,498		Long Online /Short Stores ETF	3,284,291
		Merger ETF	5,278,569		Merger ETF	958,620

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Portfolio Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

158 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2022

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Commodity futures, Equity and Bond index futures contracts/ Non-exchange traded swap agreements/ Forward currency contracts	Net realized gain (loss) on Expiration or closing of: futures contracts, non-exchange traded swap agreements and Settlement of forward foreign currency contracts; Change in net unrealized appreciation (depreciation) on: Futures contracts, Non-exchange traded swap agreements and Foreign currency translations	Bitcoin Strategy ETF	$(876,330,142)	$(1,905,772)
		Decline of the Retail Store ETF	(3,308,481)	3,118,325
		Hedge Replication ETF	2,112,012	(3,875,855)
		High Yield-Interest Rate Hedged	9,653,918	618,936
		Inflation Expectations ETF	4,201,521	(1,738,923)
		Investment Grade-Interest Rate Hedged	76,256,106	5,689,362
		K-1 Free Crude Oil Strategy ETF	30,959,766	17,064,949
		Large Cap Core Plus	13,594,042	(4,407,622)
		Long Online /Short Stores ETF	(7,161,869)	1,942,362
		Merger ETF	(1,189,253)	5,498,627

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2022, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships, passive foreign investment companies mark-to-market, constructive sales adjustments and qualified late-year loss deferrals) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short-term capital gains, next to long-term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 159

The tax character of distributions paid for the most recent tax years ended October 31, 2021 and October 31, 2020, were as follows:

	Year Ended October 31, 2021				Year Ended October 31, 2020
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
Decline of the Retail Store ETF	—	—	—	—	$29,634	—	$11,175	$40,809
DJ Brookfield Global Infrastructure ETF	$4,579,364	—	—	$4,579,364	4,404,834	—	—	4,404,834
Equities for Rising Rates ETF	94,619	—	—	94,619	40,353	—	—	40,353
Global Listed Private Equity ETF	2,165,196	—	—	2,165,196	1,668,775	—	—	1,668,775
Hedge Replication ETF	—	—	—	—	86,291	—	11,239	97,530
High Yield-Interest Rate Hedged	4,609,154	—	—	4,609,154	5,287,272	—	—	5,287,272
Inflation Expectations ETF	904,369	—	—	904,369	252,609	—	—	252,609
Investment Grade-Interest Rate Hedged	15,727,767	—	—	15,727,767	7,733,811	—	—	7,733,811
K-1 Free Crude Oil Strategy ETF	10,954,243	—	—	10,954,243	30,754	—	—	30,754
Large Cap Core Plus	4,296,408	—	—	4,296,408	8,415,580	—	—	8,415,580
Long Online/Short Stores ETF	2,129,774	—	—	2,129,774	1,194,484	—	—	1,194,484
Merger ETF	235,774	—	—	235,774	27,031	—	—	27,031
MSCI EAFE Dividend Growers ETF	2,322,875	—	—	2,322,875	2,082,024	—	—	2,082,024
MSCI Emerging Markets Dividend Growers ETF	428,638	—	—	428,638	811,191	—	—	811,191
MSCI Europe Dividend Growers ETF	148,837	—	—	148,837	128,617	—	—	128,617
MSCI Transformational Changes ETF	90,521	—	—	90,521	—	—	—	—
Nasdaq-100 Dorsey Wright Momentum ETF	8,273	—	—	8,273	—	—	—	—
Online Retail ETF	6,686,189	—	—	6,686,189	1,792,462	—	—	1,792,462
Pet Care ETF	489,582	—	—	489,582	155,960	—	—	155,960
Russell 2000 Dividend Growers ETF	17,029,913	—	—	17,029,913	14,822,286	—	—	14,822,286
Russell U.S. Dividend Growers ETF	590,148	—	—	590,148	395,376	—	—	395,376
S&P 500® Bond ETF	768,742	—	—	768,742	898,083	—	—	898,083
S&P 500® Dividend Aristocrats ETF	166,605,956	—	—	166,605,956	138,661,646	—	—	138,661,646
S&P 500® Ex-Energy ETF	273,752	—	—	273,752	213,486	—	—	213,486
S&P 500® Ex-Financials ETF	76,616	—	—	76,616	46,836	—	—	46,836
S&P 500® Ex-Health Care ETF	39,649	—	—	39,649	31,221	—	—	31,221

160 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Year Ended October 31, 2021				Year Ended October 31, 2020
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
S&P 500® Ex-Technology ETF	$91,165	—	—	$91,165	$60,424	—	—	$60,424
S&P MidCap 400® Dividend Aristocrats ETF	24,692,475	—	—	24,692,475	17,300,177	—	—	17,300,177
S&P Technology Dividend Aristocrats ETF	1,219,048	—	—	1,219,048	507,704	—	—	507,704

At October 31, 2021 (the Funds' most recent tax year end), the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Big Data Refiners ETF	—	—	$(1,750)	$262,859
Bitcoin Strategy ETF	—	—	(336,680)	(49,699,506)
Decline of the Retail Store ETF	—	—	(26,968,684)	(2,867,261)
DJ Brookfield Global Infrastructure ETF	$672,059	—	(6,694,536)	5,324,210
Equities for Rising Rates ETF	10,268	—	(1,378,478)	1,129,907
Global Listed Private Equity ETF	834,404	—	(3,793,730)	1,644,929
Hedge Replication ETF	—	—	(68,686)	3,413,304
High Yield-Interest Rate Hedged	498,941	—	(43,441,020)	(97,870)
Inflation Expectations ETF	92,514	—	(10,978,759)	2,032,772
Investment Grade-Interest Rate Hedged	1,983,207	—	(55,039,812)	13,962,740
K-1 Free Crude Oil Strategy ETF	24,240,927	—	—	11,553,890
Large Cap Core Plus	—	—	(9,043,901)	145,345,260
Long Online/Short Stores ETF	—	—	(36,590,713)	(8,165,990)
Merger ETF	—	—	(1,508,009)	3,019,033
MSCI EAFE Dividend Growers ETF	2,021,841	—	(701,483)	24,361,058
MSCI Emerging Markets Dividend Growers ETF	11,818	—	(2,635,470)	1,075,487
MSCI Europe Dividend Growers ETF	140,566	—	(820,808)	2,336,983
MSCI Transformational Changes ETF	19,972	—	(98,467)	2,680,284
Nanotechnology ETF	—	—	(179)	84,089
Nasdaq-100 Dorsey Wright Momentum ETF	—	—	(661,574)	2,286,673
On-Demand ETF	665	—	(315)	(84,031)
Online Retail ETF	—	—	(2,038,140)	(105,493,442)
Pet Care ETF	147,579	—	—	14,584,471
Russell 2000 Dividend Growers ETF	1,277,893	—	(66,286,492)	85,987,503
Russell U.S. Dividend Growers ETF	39,149	—	(257,562)	2,060,305
S&P 500® Bond ETF	51,576	—	(15,311)	129,458
S&P 500® Dividend Aristocrats ETF	16,164,108	—	—	1,162,902,745
S&P 500® Ex-Energy ETF	20,738	—	(149,987)	2,776,821
S&P 500® Ex-Financials ETF	5,089	—	(34,768)	904,728
S&P 500® Ex-Health Care ETF	2,826	—	—	443,023
S&P 500® Ex-Technology ETF	7,257	—	(67,847)	529,953
S&P Kensho Cleantech ETF	—	—	(2,294)	957,646
S&P Kensho Smart Factories ETF	—	—	(1,901)	286,369

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 161

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400® Dividend Aristocrats ETF	$3,051,029	—	$(1,347,334)	$161,896,398
S&P Technology Dividend Aristocrats ETF	62,122	—	—	10,966,739
Smart Materials ETF	2,258	—	(319)	(611)

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, reclassification on sale of derivatives, designation of taxable distributions in excess, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses, resulted in reclassifications as of October 31, 2021 (the Funds' most recent tax year end), among the Funds' components of net assets.

As of October 31, 2021 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration.

At October 31, 2021 (the Funds' most recent tax year end), the following Funds had available CLCFs:

No Expiration Date
Decline of the Retail Store ETF	$26,922,782
DJ Brookfield Global Infrastructure ETF	6,694,536
Equities for Rising Rates ETF	1,378,478
Global Listed Private Equity ETF	3,793,730
High Yield-Interest Rate Hedged	43,441,020
Inflation Expectations ETF	10,978,759
Investment Grade-Interest Rate Hedged	55,039,812
Large Cap Core Plus	9,043,901
Long Online/Short Stores ETF	36,153,035
Merger ETF	1,508,009
MSCI EAFE Dividend Growers ETF	701,483
MSCI Emerging Markets Dividend Growers ETF	2,635,470
MSCI Europe Dividend Growers ETF	820,808
MSCI Transformational Changes ETF	98,467
Nasdaq-100 Dorsey Wright Momentum ETF	661,574
Russell 2000 Dividend Growers ETF	66,286,492
Russell U.S. Dividend Growers ETF	257,562
S&P 500® Bond ETF	15,311
S&P 500® Ex-Energy ETF	149,987
S&P 500® Ex-Financials ETF	34,768
S&P 500® Ex-Technology ETF	67,847
S&P Kensho Cleantech ETF	199
S&P MidCap 400® Dividend Aristocrats ETF	1,347,334

At October 31, 2021 (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2021:

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
Big Data Refiners ETF	—	$1,750
Bitcoin Strategy ETF	—	336,680
Decline of the Retail Store ETF	—	45,902
Equities for Rising Rates ETF	$174,807	—
Hedge Replication ETF	358,056	68,686
High Yield-Interest Rate Hedged	2,501,814	—

162 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
Investment Grade-Interest Rate Hedged	$9,810,623	—
Large Cap Core Plus	24,871,037	—
Long Online/Short Stores ETF	3,080,688	$437,678
Merger ETF	5,595	—
MSCI EAFE Dividend Growers ETF	7,993,399	—
MSCI Emerging Markets Dividend Growers ETF	955,373	—
MSCI Europe Dividend Growers ETF	423,856	—
Nanotechnology ETF	—	179
On-Demand ETF	—	315
Online Retail ETF	274,581	2,038,140
Pet Care ETF	188,239	—
Russell 2000 Dividend Growers ETF	40,895,364	—
Russell U.S. Dividend Growers ETF	493,768	—
S&P 500® Dividend Aristocrats ETF	52,067,419	—
S&P 500® Ex-Energy ETF	21,588	—
S&P 500® Ex-Health Care ETF	20,051	—
S&P 500® Ex-Technology ETF	9,031	—
S&P Kensho Cleantech ETF	—	2,095
S&P Kensho Smart Factories ETF	—	1,901
S&P MidCap 400® Dividend Aristocrats ETF	22,388,684	—
Smart Materials ETF	—	319

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund subject to an expense limitation, as outlined in the table below (the "Capped Funds"), pursuant to an Investment Advisory Agreement. For its investment advisory services, each Capped Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Capped Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Capped Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Capped Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 163

For the year ended May 31, 2022, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Global Listed Private Equity ETF	0.50%	0.10%	$110,884	$22,177	$17,207	0.60%	September 30, 2022
Hedge Replication ETF*	0.75	0.10	343,326	45,776	7,154	0.95	September 30, 2022
Inflation Expectations ETF	0.55	0.10	235,909	42,892	7,636	0.30	September 30, 2022
Merger ETF*	0.75	0.10	254,074	—	—	0.75	September 30, 2022
S&P 500® Ex-Energy ETF	0.13	—	3,892	—	—	0.09	September 30, 2023
S&P 500® Ex-Financials ETF	0.13	—	1,219	—	—	0.09	September 30, 2023
S&P 500® Ex-Health Care ETF	0.13	—	570	—	—	0.09	September 30, 2023
S&P 500® Ex-Technology ETF	0.13	—	1,406	—	—	0.09	September 30, 2023

*  In addition to the expense limitations disclosed above, the Advisor has entered into an Advisory Fee Waiver Agreement for each Fund that reduces the annualized advisory fee rate subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion. To the extent that a Fund achieves an asset breakpoint, the Advisor will waive fees in order to match the corresponding reduction in the tiered advisory fee limit. Any such waivers are reflected as a component of "Expenses waived and/or reimbursed by Advisor" on the Statements of Operations, and are not subject to subsequent recoupment by the Advisor.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recoupment. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2022, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2022	2023	2024	2025	2026	2027	Recoupment
Global Listed Private Equity ETF	$128,000	$136,169	$124,461	$153,246	$149,156	$100,602	$791,634
Hedge Replication ETF	259,681	347,042	212,474	210,955	347,389	286,506	1,664,047
Inflation Expectations ETF	296,029	159,591	202,598	213,190	209,329	194,079	1,274,816
Merger ETF	129,121	139,569	141,587	151,118	181,794	184,442	927,631

The Advisor also serves as the investment adviser to each Fund not subject to an expense limitation as outlined below (the "Unitary Fee Funds") pursuant to an Investment Advisory and Management Agreement. The Unitary Fee Funds pay the Advisor a monthly fee, accrued daily at an annualized rate based on average daily net assets for investment advisory and management services. The Advisor is responsible for substantially all other expenses of the Unitary Fee Funds except, generally, interest expenses (except that the Advisor will pay net expenses incurred in connection with investments in reverse repurchase agreements in ProShares Bitcoin Strategy ETF), taxes, brokerage and other transaction costs (except that the Advisor will pay account or similar fees charged by futures commission merchants in ProShares Bitcoin Strategy ETF), legal expenses fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of the counsel to the Independent Trustees, compensation and expenses of the Trust's chief compliance officer and his or her staff, legal fees and expenses in connection with litigation, future distribution fees or expenses (if any), and extraordinary expenses.

The following funds have a unitary fee: ProShares Big Data Refiners ETF (0.58%), ProShares Bitcoin Strategy ETF (0.95%), ProShares Decline of the Retail Store ETF (0.65%), ProShares DJ Brookfield Global Infrastructure ETF (0.45%), ProShares Equities for Rising Rates ETF (0.35%), ProShares High Yield-Interest Rate Hedged (0.50%), ProShares Investment Grade — Interest Rate Hedged (0.30%), ProShares K-1 Free Crude Oil Strategy ETF (0.65%), ProShares Large Cap Core Plus (0.45%), ProShares Long Online/Short Stores ETF (0.65%), ProShares Metaverse ETF (0.58%), ProShares MSCI EAFE Dividend Growers ETF (0.50%), ProShares MSCI Emerging Markets Dividend Growers ETF (0.60%), ProShares MSCI Europe Dividend Growers ETF (0.55%), ProShares MSCI Transformational Changes ETF (0.45%), ProShares Nanotechnology (0.58%), ProShares Nasdaq-100 Dorsey Wright Momentum ETF (0.58%), ProShares On-Demand ETF (0.58%), ProShares Online Retail ETF (0.58%), ProShares Pet Care ETF (0.50%), ProShares Russell 2000 Dividend Growers ETF (0.40%), ProShares Russell U.S. Dividend Growers ETF (0.35%), ProShares S&P 500® Bond ETF (0.15%), ProShares S&P 500® Dividend Aristocrats ETF (0.35%), ProShares S&P 500® Ex-Energy ETF (0.13%), ProShares S&P 500® Ex-Financials ETF (0.13%), ProShares S&P 500® Ex-Health Care ETF (0.13%), ProShares S&P 500® Ex-Technology ETF (0.13%), ProShares S&P Kensho Cleantech ETF (0.58%), ProShares Kensho Smart Factories ETF (0.58%), ProShares S&P MidCap 400® Dividend Aristocrats ETF (0.40%), ProShares S&P Technology Dividend Aristocrats ETF (0.45%), ProShares Smart Materials (0.58%) and ProShares Supply Chain Logistics ETF (0.58%).

164 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Prior to February 1, 2022, each of the ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF and ProShares S&P 500® Ex-Technology ETF (the "Ex-Sector Funds") had a unitary fee of 0.27%. Effective February 1, 2022, the unitary fee for the Ex-Sector Funds was changed to 0.13%. Additionally, the advisor has agreed to waive investment advisory and management services fees of each Ex-Sector Fund to the extent total annual operating expenses before waivers and expense reimbursements, as a percentage of average daily net assets, exceed 0.09% through September 30, 2023. These waivers are non-recoupable. After such date, the expense limitation may be terminated or revised by the Advisor.

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custody Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and the related Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $325,000 annual retainer (paid in quarterly increments) for services provided as a Board member. Prior to July 1, 2021, each Independent trustee was paid a $185,000 annual retainer for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 165

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds from shares issued on the Statements of Changes in Net Assets, were as follows:

	Year Ended May 31, 2022	Year Ended May 31, 2021
Bitcoin Strategy ETF	$506,152	—
High Yield-Interest Rate Hedged	42,950	$3,041
Inflation Expectations ETF	11,191	6,116
Investment Grade-Interest Rate Hedged	31,840	183,484
MSCI Transformational Changes ETF	—	2,220
Nanotechnology ETF	1,200	—
On-Demand ETF	1,200	—
S&P Kensho Cleantech ETF	400	—
S&P Kensho Smart Factories ETF	400	—
Smart Materials ETF	1,200	—
Supply Chain Logistics ETF	1,600	—

11. Investment Transactions

For the year ended May 31, 2022, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the Inflation Expectations ETF), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
Big Data Refiners ETF	$4,852,600	$868,121
Bitcoin Strategy ETF	2,169,405,187	968,964,666
DJ Brookfield Global Infrastructure ETF	12,566,732	12,167,768
Equities for Rising Rates ETF	36,016,984	34,715,430
Global Listed Private Equity ETF	6,629,169	8,274,849
Hedge Replication ETF	11,510,470	5,221,881
High Yield-Interest Rate Hedged	84,646,292	59,634,878
Inflation Expectations ETF	—	30,825,400
Investment Grade-Interest Rate Hedged	276,901,022	207,333,751
Large Cap Core Plus	260,343,325	248,891,804
Long Online/Short Stores ETF	65,189,751	66,190,418
Merger ETF	138,349,797	134,987,946
Metaverse ETF	2,109,434	1,306,131
MSCI EAFE Dividend Growers ETF	57,662,516	59,305,299
MSCI Emerging Markets Dividend Growers ETF	13,266,260	13,896,965
MSCI Europe Dividend Growers ETF	5,046,273	5,056,366
MSCI Transformational Changes ETF	13,948,639	14,102,292
Nanotechnology ETF	5,047,020	1,092,058
Nasdaq-100 Dorsey Wright Momentum ETF	38,233,694	34,796,739
On-Demand ETF	4,819,579	990,886
Online Retail ETF	901,070,123	815,337,930
Pet Care ETF	142,330,131	143,499,481
Russell 2000 Dividend Growers ETF	501,001,769	500,489,722
Russell U.S. Dividend Growers ETF	4,593,634	4,762,686
S&P 500® Bond ETF	24,146,921	24,066,119
S&P 500® Dividend Aristocrats ETF	2,613,019,858	1,660,413,241
S&P 500® Ex-Energy ETF	747,103	681,952
S&P 500® Ex-Financials ETF	247,294	237,372
S&P 500® Ex-Health Care ETF	121,889	126,493

166 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Purchases	Sales
S&P 500® Ex-Technology ETF	$394,096	$332,603
S&P Kensho Cleantech ETF	5,467,360	1,474,562
S&P Kensho Smart Factories ETF	5,391,787	1,398,042
S&P MidCap 400® Dividend Aristocrats ETF	357,618,716	357,489,132
S&P Technology Dividend Aristocrats ETF	37,938,082	25,910,364
Smart Materials ETF	5,196,210	1,534,845
Supply Chain Logistics ETF	3,996,762	262,598

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2022, the fair value of the securities transferred for redemptions, and the net realized gains (losses) recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
Big Data Refiners ETF	$1,109,935	$117,452
DJ Brookfield Global Infrastructure ETF	64,605,377	14,938,469
Equities for Rising Rates ETF	12,498,814	1,686,944
Global Listed Private Equity ETF	8,591,189	1,040,459
Hedge Replication ETF	3,980,556	1,456,286
High Yield-Interest Rate Hedged	39,600,760	(1,939,481)
Inflation Expectations ETF	9,251,629	917,775
Investment Grade-Interest Rate Hedged	422,774,799	(23,041,091)
Large Cap Core Plus	43,005,331	13,211,003
Long Online/Short Stores ETF	44,014,602	5,854,007
Merger ETF	985,664	60,351
MSCI EAFE Dividend Growers ETF	10,649,953	1,240,845
MSCI Emerging Markets Dividend Growers ETF	596,808	53,609
MSCI Transformational Changes ETF	28,485,437	3,719,572
Nanotechnology ETF	2,967,039	143,811
Nasdaq-100 Dorsey Wright Momentum ETF	8,787,719	701,403
On-Demand ETF	1,892,348	(551,712)
Online Retail ETF	510,574,958	31,476,275
Pet Care ETF	327,461,100	79,179,991
Russell 2000 Dividend Growers ETF	95,895,513	16,884,226
Russell U.S. Dividend Growers ETF	17,537,846	3,103,063
S&P 500® Bond ETF	17,584,159	(365,083)
S&P 500® Dividend Aristocrats ETF	3,939,138,788	1,342,649,855
S&P 500® Ex-Energy ETF	939,196	98,453
S&P 500® Ex-Technology ETF	2,179,096	153,801
S&P Kensho Cleantech ETF	2,144,088	249,412
S&P Kensho Smart Factories ETF	905,820	(96,563)
S&P MidCap 400® Dividend Aristocrats ETF	16,365,687	4,843,031
S&P Technology Dividend Aristocrats ETF	67,037,820	17,936,536
Smart Materials ETF	4,038,365	8,370
Supply Chain Logistics ETF	1,715,627	(14,193)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 167

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2022, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
Big Data Refiners ETF	$964,320
DJ Brookfield Global Infrastructure ETF	27,210,033
Equities for Rising Rates ETF	107,035,711
Global Listed Private Equity ETF	7,713,022
High Yield-Interest Rate Hedged	65,225,097
Inflation Expectations ETF	8,685,513
Investment Grade-Interest Rate Hedged	449,540,906
Large Cap Core Plus	21,312,230
Long Online/Short Stores ETF	793,205
Merger ETF	25,831,529
Metaverse ETF	7,994,887
MSCI EAFE Dividend Growers ETF	6,164,934
MSCI Europe Dividend Growers ETF	6,574,395
MSCI Transformational Changes ETF	18,284,976
Nanotechnology ETF	2,021,548
Nasdaq-100 Dorsey Wright Momentum ETF	25,069,274
On-Demand ETF	928,788
Online Retail ETF	155,048,075
Pet Care ETF	279,223,957
Russell 2000 Dividend Growers ETF	103,909,825
Russell U.S. Dividend Growers ETF	3,763,255
S&P 500® Bond ETF	4,483,431
S&P 500® Dividend Aristocrats ETF	4,645,540,958
S&P 500® Ex-Energy ETF	2,911,429
S&P 500® Ex-Financials ETF	912,281
S&P 500® Ex-Technology ETF	4,566,094
S&P Kensho Cleantech ETF	2,053,887
S&P MidCap 400® Dividend Aristocrats ETF	101,232,114
S&P Technology Dividend Aristocrats ETF	66,111,798
Smart Materials ETF	2,478,559

13. Basis of Consolidation

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights of ProShares Bitcoin Strategy ETF and ProShares K-1 Free Crude Oil Strategy ETF, and the Consolidated Cash Flow Statement for ProShares Bitcoin Strategy ETF include the accounts of ProShares Cayman Bitcoin Strategy Portfolio, a wholly-owned subsidiary of ProShares Bitcoin Strategy ETF and ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of ProShares K-1 Free Crude Oil Strategy ETF organized under the laws of the Cayman Islands (together, the "Subsidiaries" and each, a "Subsidiary"), which primarily invest in commodity-related instruments. The Subsidiaries enable the Funds to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Each Fund will invest a significant portion of its total assets in its Subsidiary. As of May 31, 2022, the net assets of ProShares Cayman Bitcoin Strategy Portfolio were 39.1% of the net assets of ProShares Bitcoin Strategy ETF and the net assets of ProShares Cayman Crude Oil Strategy Portfolio were 25.8% of the net assets of ProShares K-1 Free Crude Oil Strategy ETF. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to ProShares Bitcoin Strategy ETF and ProShares K-1 Free Crude Oil Strategy ETF, except that the Subsidiaries may invest without limitation in commodity-related instruments.

14. Share Splits

Effective January 13, 2022, ProShares Large Cap Core Plus underwent a 2-for-1 share split.

The effect of the share split transactions was to multiply the number of outstanding shares of the Fund by the split factor, with a corresponding decrease in the net asset value per share. These transactions did not change the net assets of the Fund or the value of a shareholder's investment.

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The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits.

15. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds may obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. The occurrence of any of these factors may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index or swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

•  Bitcoin Risk

The Bitcoin Strategy ETF does not invest directly in Bitcoin. The Fund invests primarily in Bitcoin futures.

Bitcoin is a relatively new innovation and the market for Bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin Network and the acceptance and use of Bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of Bitcoin may adversely affect the price of Bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact Bitcoin trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain Bitcoin. A significant portion of Bitcoin is held by a small number of holders sometimes referred to as "whales". These holders have the ability to manipulate the price of Bitcoin. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, Bitcoin and Bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of Bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in Bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of Bitcoin. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin futures, and the Fund. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as "miners"), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a "fork." The creation of a "fork" or a substantial giveaway of Bitcoin (sometimes referred to as an "air drop") may result in a significant and unexpected decline in the value of Bitcoin, Bitcoin futures, and the Fund.

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•  Bitcoin Futures Risk

The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin futures are subject to collateral requirements and daily limits that may limit the Fund's ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund's returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

When a bitcoin futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a bitcoin futures contract with a later expiration date. This is commonly referred to as "rolling". The costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

•  Borrowing Risk

The Bitcoin Strategy ETF may borrow for investment purposes using reverse repurchase agreements. Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.

•  Long/Short Risk

Certain Funds seek long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on a Fund's long or short positions will produce high, or even positive, returns. In addition, Funds subject to this risk may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund whose investment objective, before fees and expenses, seeks correlation with an index will achieve a high degree of correlation with its index or the inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the percentage change of the Fund's index on such day. A number of other factors may adversely affect a Fund's correlation with its index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While each Fund generally attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, or, with respect to equity funds, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the index or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. The Funds generally structure the agreements such that either party can

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terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement.

At May 31, 2022, ProShares Decline of the Retail Store ETF and ProShares Merger ETF had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain of the Funds' investments may be denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

The market for the Bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

•  Debt Instrument Risk

Certain Funds invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Breakeven Inflation Investing Risk

ProShares Inflation Expectations ETF seeks investment results, before fees and expenses that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index tracks the performance of long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") bond and duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a "breakeven rate of inflation" ("BEI") and is considered to be a measure of the market's expectations for inflation over the relevant period. The level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy. There is no guarantee that these factors will combine to produce any particular directional changes in the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty

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of future inflation. These other factors may impact the level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

•  Subsidiary Investment Risk

Changes in the laws of the United States and/or the Cayman Islands, under which the ProShares Bitcoin Strategy ETF and ProShares K-1 Free Crude Oil Strategy ETF and their Subsidiaries are organized, respectively, could result in the inability of the Funds to operate as intended and could negatively affect the Funds and their shareholders. The Subsidiaries are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. Thus, the Funds, as an investor in the Subsidiaries, will not have all the protections offered to investors in registered investment companies.

•  Risks Associated with the Use of Crude Oil Futures Contracts

ProShares K-1 Free Crude Oil Strategy ETF obtains investment exposure through commodity futures and does not invest directly in physical commodities. ProShares K-1 Free Crude Oil Strategy ETF does not invest in nor seek exposure to the current "spot" or cash price of physical crude oil. Crude oil futures contracts typically perform very differently from, and commonly underperform, the spot price of crude oil due to current (and futures expectations of) factors such as storage costs, supply and demand and geopolitical risks. Investing in futures contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities or other instruments. These risks include counterparty risk and liquidity risk (each as discussed below). Because futures contracts often require limited initial investment, the use of futures contracts also may expose the Fund to losses in excess of those amounts initially invested.

•  Active Management Risk

The performance of actively managed funds (ProShares Bitcoin Strategy ETF) reflect, in part, the ability of the Advisor to select investments and make investment decisions that are suited to achieving a Fund's investment objective. The Advisor's judgments about a Fund's investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

•  Commodity Market Risk

The value of Commodity Futures typically is based in great part upon the price movements of a physical commodity and the market's expectations for such moves in the future. The prices of Commodity Futures may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, changes in activity of crude oil commodity producing companies, countries and/or organizations, and changes in speculators' and/or investor's demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening US dollar can also cause significant declines in commodity prices. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on a Fund.

•  Rolling Futures Contract Risk

ProShares Bitcoin Strategy ETF (through its investment in the Subsidiary) and ProShares K-1 Free Crude Oil Strategy ETF (through its investment in the Subsidiary) have exposure to futures contracts and are subject to risks related to "rolling" of such contracts. A Fund does not intend to hold futures contracts through their expiration date, but instead intends to "roll" its futures positions. Rolling occurs when a Fund closes out of futures contracts as they near their expiration date and is replaced with contracts that have a later expiration date. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as "contango." Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as "backwardation." Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for a Fund. The Advisor will utilize active management techniques (with respect to ProShares Bitcoin Strategy ETF) to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.

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•  Risks Specific to the Crude Oil Markets

Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by a Fund, including, but not limited to:

?  Significant increases or decreases in the available supply of crude oil due to natural or technological factors. Natural factors would include depletion of known cost-effective sources for crude oil or the impact of severe weather on the ability to produce or distribute crude oil. Technological factors would include increases in availability created by new or improved extraction, refining and processing equipment and methods or decreases caused by failure or unavailability of major refining and processing equipment (for example, shutting down or constructing oil refineries).

?  A significant change in the attitude of speculators and investors towards crude oil. Should the speculative community take a negative or positive view towards crude oil, it could cause a change in world prices of crude oil, which could have a corresponding positive or negative impact on the price of a Fund's shares.

?  Large purchases or sales of crude oil by the official sector. Governments and large institutions have large commodities holdings or may establish major commodities positions. For example, nations with centralized or nationalized oil production and organizations such as the Organization of Petroleum Exporting Countries control large physical quantities of crude oil. If one or more of these institutions decides to buy or sell crude oil in amounts large enough to cause a change in world prices, the price of a Fund's shares will be affected.

?  Political factors such as imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection and/or war may greatly influence crude oil supply and prices.

•  Exposure to Retailing Industry Risk

Retailing Industry Risk is the risk faced by companies in the retailing industry, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.

•  Online Retail Companies Risk

Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors' technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•  Metaverse Companies Risk

The metaverse is a developing technology and is subject to risks associated with a developing technology which include, but are not limited to, small or limited markets for their securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Companies in metaverse-related businesses, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company's products could have a material adverse effect on such company's operating results. These companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. Such companies typically face intense competition and loss or impairment of intellectual property rights. There is no guarantee that the products or services produced by companies in metaverse related businesses will be successful.

•  Media and Entertainment Industry Risk

Media and entertainment companies within the Communication Services industry are impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry. In addition, media and entertainment companies are challenged by the changing tastes, topical interests and discretionary income of their targeted consumers. With the advancement of

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streaming technology, sales of content through physical formats (such as DVD and Blu-ray) and traditional content delivery services (such as cable TV providers and satellite dish operators) are declining in popularity as consumers increasingly opt to purchase digital content that is customizable, less expensive and takes up less physical space. The media and entertainment industry is regulated and changes to rules regarding advertising and the content produced by media and entertainment companies can increase overall production and distribution costs.

•  Semiconductors and Semiconductor Equipment Industry Risk

The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductors sector may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.

•  Software and Services Industry Risk

The risks of investments in the industry include: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.

•  Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor, third party service providers and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund's performance, resulting in losses to your investment.

•  Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shock

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19 (including any variants). These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund to quickly become outdated or inaccurate, resulting in significant losses. Additionally, other public health issues, war, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund's investments, even beyond any direct exposure the Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on

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the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund performance and the value of an investment in the Fund.

16. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of significant loss to be remote.

17. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the thirty-eight funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (thirty-eight of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2022, the related statements of operations, of changes in net assets and, for Bitcoin Strategy ETF, of cash flows for each of the periods listed below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2022, the results of each of their operations, the changes in each of their net assets, for Bitcoin Strategy ETF, its cash flows for each of the periods listed below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Big Data Refiners ETF (b)

Bitcoin Strategy ETF (c)

Decline of the Retail Store ETF (a)

DJ Brookfield Global Infrastructure ETF (a)

Equities for Rising Rates ETF (a)

Global Listed Private Equity ETF (a)

Hedge Replication ETF* (a)

High Yield-Interest Rate Hedged (a)

Inflation Expectations ETF (a)

Investment Grade — Interest Rate Hedged (a)

K-1 Free Crude Oil Strategy ETF (a)

Large Cap Core Plus* (a)

Long Online/Short Stores ETF (a)

Merger ETF (a)

Metaverse ETF (d)

MSCI EAFE Dividend Growers ETF (a)

MSCI Emerging Markets Dividend Growers ETF (a)

MSCI Europe Dividend Growers ETF (a)

MSCI Transformational Changes ETF (e)

Nanotechnology ETF (f)

Nasdaq-100 Dorsey Wright Momentum ETF (g)

On-Demand ETF (f)

Online Retail ETF (a)

Pet Care ETF (a)

Russell 2000 Dividend Growers ETF (a)

Russell U.S. Dividend Growers ETF (a)

S&P 500® Bond ETF (a)

S&P 500® Dividend Aristocrats ETF (a)

S&P 500® Ex-Energy ETF* (a)

S&P 500® Ex-Financials ETF* (a)

S&P 500® Ex-Health Care ETF* (a)

S&P 500® Ex-Technology ETF* (a)

S&P Kensho Cleantech ETF (b)

S&P Kensho Smart Factories ETF (b)

S&P MidCap 400® Dividend Aristocrats ETF (a)

S&P Technology Dividend Aristocrats ETF (a)

Smart Materials ETF (f)

Supply Chain Logistics ETF (h)

(a)  Statement of operations for the year ended May 31, 2022, and statement of changes in net assets for each of the two years in the period ended May 31, 2022.

(b)  Statement of operations and statement of changes in net assets for the period September 29, 2021 (commencement of investment operations) through May 31, 2022.

(c)  Statement of operations, statement of changes in net assets and statement of cash flows for the period October 18, 2021 (commencement of investment operations) through May 31, 2022.

(d)  Statement of operations and statement of changes in net assets for the period March 15, 2022 (commencement of investment operations) through May 31, 2022.

(e)  Statement of operations for the year ended May 31, 2022 and statement of changes in net assets for the year ended May 31, 2022 and for the period October 14, 2020 (commencement of investment operations) through May 31, 2021.

(f)  Statement of operations and statement of changes in net assets for the period October 26, 2021 (commencement of investment operations) through May 31, 2022.

(g)  Statement of operations for the year ended May 31, 2022 and statement of changes in net assets for the year ended May 31, 2022 and for the period May 18, 2021 (commencement of investment operations) through May 31, 2021.

(h)  Statement of operations and statement of changes in net assets for the period April 6, 2022 (commencement of investment operations) through May 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant

176 :: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROSHARES TRUST

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2022

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

PROSHARES TRUSTREPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM :: 177

At a meeting held on March 10, 2022, the Board of Trustees (the "Board") of ProShares Trust (the "Trust") considered the initial approval of the Investment Advisory and Management Agreement (the "Unitary Fee Agreement") between the Trust and ProShare Advisors LLC (the "Advisor") with respect to the ProShares Metaverse Theme ETF (the "New ETF").

In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the approval of the Unitary Fee Agreement, including information that addressed, among other things: (i) the nature, extent, and quality of the services that were provided or proposed to be provided by the Advisor; (ii) the costs of the services to be provided and the profits realized by the Advisor; (iii) the investment performance of the Advisor in managing other index-based ETF portfolios; (iv) the extent to which economies of scale might be realized as the New ETF grows and whether fee levels reflect economies of scale, if any, for the benefit of the New ETF's shareholders; and (v) other benefits to the Advisor and/or its affiliates from the relationship to the New ETF. It was noted that certain of this information had been previously provided as part of the Annual 15c Response.

The Independent Trustees consulted with Independent Trustee Counsel concerning their responsibilities under state and federal law with respect to their consideration of the approval of the Unitary Fee Agreement and other agreements with respect to the New ETF. It was noted that the Independent Trustees requested, and received, information from the Advisor concerning the New ETF.

In response to the request from the Independent Trustees, the Advisor provided information and reports relevant to the approval of the Unitary Fee Agreement, including, among other things: (i) information about the advisory services to be provided by the Advisor with respect to the New ETF; (ii) the Advisor's Form ADV; (iii) biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the New ETF; (iv) information regarding the proposed contractual fees with respect to the New ETF; (v) comparative industry fee data; (vi) information regarding the Advisor's trade allocation and best execution policies and procedures; (vii) information about the financial condition of the Advisor; (viii) information regarding how the Advisor expects to monitor the New ETF's compliance with regulatory requirements and Trust procedures; and (ix) the Advisor's reputation, expertise and resources.

In evaluating this information, the Board was advised by legal counsel to the New ETF, and the Independent Trustees were advised separately by Independent Trustee Counsel. In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent and Quality of the Advisor's Services

The Board reviewed the nature, extent and quality of the investment advisory services to be performed by the Advisor with respect to the New ETF. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the New ETF effectively. In particular, the Board considered the following:

•  the investment objective of the New ETF and the Advisor's description of the skills needed to manage the New ETF;

•  the key features of the New ETF, including investment strategies of the New ETF, as well as the possible employment of optimization/sampling techniques necessary to manage the New ETF and develop creation and redemption baskets;

•  the size and experience of the Advisor's portfolio staff and the Advisor's ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the New ETF;

•  the structure of the portfolio staff compensation program and the incentives it is intended to provide;

•  the collateral, credit and cash management functions at the Advisor;

•  significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years; and

•  information regarding allocation of brokerage on behalf of other ETFs managed by the Advisor and the Advisor's practices regarding the selection of counterparties for the New ETF's portfolio transactions.

The Board considered that the Advisor will oversee the operations of the New ETF, including oversight of the New ETF's service providers, and will provide compliance services to the New ETF.

Based upon its review, the Board, including all of the Independent Trustees, concluded that (i) the investment advisory services to be provided by the Advisor with respect to the New ETF were expected to be of high quality, (ii) the Advisor has successfully achieved the investment goals of the existing operational Funds in the Trust, and (iii) it was generally satisfied with the nature, quality and extent of services expected to be provided to the New ETF.

Comparison of Services and Fees

The Advisor presented information about the fairness and reasonableness of the fees proposed to be payable to the Advisor in light of the services to be provided to the New ETF by or at the expense of the Advisor, the costs of these services and the comparability to the fees paid by other investment companies, including ETFs, offering strategies similar in nature and extent to the New ETF. The Board discussed the methodology used to prepare the comparative fee data for the New ETF and the potential limitations of such data. The Advisor presented information about the significant drivers of cost.

178 :: BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTSPROSHARES TRUST

The Board reviewed information prepared by the independent consultant comparing management and expense information for the New ETF to that of a peer groups of funds (the "Peer Group") determined by the consultant as well as to the relevant fund category determined by the consultant. The Board reviewed Peer Group and category information prepared by the consultant comparing the contractual advisory fee rate to be paid by the New ETF to other funds with investment objectives most similar to the New ETF. The Board noted the difficulty in compiling the Peer Group because, by design, the New ETF is unique and, therefore, few (if any) funds with substantially similar objectives and strategies may be available. It was noted that the index that the New ETF will track is also new. Notwithstanding this difficulty, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor's proposed fees. The Board noted that the proposed fees for the New ETF are the same as the universe average and are slightly below the universe median.

The Board recognized that it is difficult to make comparisons of fees across fund complexes because there may be variations in the services that are included in the fees paid by other funds. The Board concluded that the New ETF's unitary fee rate was reasonable given the services proposed to be provided and the fees charged by other funds in the Peer Group.

Profitability

The Board noted that the New ETF had not yet started operations, so that it could not yet evaluate the Advisor's profitability related to the New ETF. It was noted that each year, as part of its annual contract renewal process, the Trustees discuss the Advisor's profit margin, including the methodology used in the Advisor's profitability analysis, and receive information provided by the Advisor relating to its financial condition and overall profitability related to its management of the funds in the fund complex.

The Independent Trustees met in Executive Session with Independent Trustee Counsel to discuss and evaluate the information provided by the Advisor and the independent consultant.

The Board considered and discussed with representatives of the Advisor the significant drivers of cost incurred by or expected to be incurred by the Advisor in managing the New ETF, including, but not limited to, intellectual capital, regulatory compliance and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the New ETF.

Investment Performance of the Fund and the Advisor

The Trustees noted that the New ETF had not yet commenced operations and, therefore, there was no performance information for the New ETF to consider. The Trustees noted, however, the Advisor's performance record in managing other ETFs that seek to track the performance of a securities index.

Economies of Scale

The Board considered the New ETF's fee arrangements with the Advisor and noted that under the Unitary Fee Agreement the fee would stay the same as asset levels increased. The Board also noted that the Advisor was obligated to pay certain of the New ETF's operating expenses and that the Advisor would be contractually obligated to pay actual costs above the Unitary Fee (other than excluded costs) and that the Unitary Fee Agreement will provide an effective cap on the New ETF's normal operating expenses. The Board also noted the Advisor's representation that such an arrangement provided important distribution benefits for the New ETF and addressed competitive pressures within the ETF industry.

Other Benefits

The Board also considered any indirect, or "fall-out," benefits of the Advisor or its affiliates to be derived from the relationship to the New ETF but concluded that such benefits were not material to their considerations.

Conclusions

The Board, including all of the Independent Trustees, concluded that in light of all the circumstances, the terms of the Unitary Fee Agreement for the New ETF were fair and reasonable and approved the Unitary Fee Agreement.

PROSHARES TRUSTBOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS :: 179

At a meeting held on February 8, 2022, the Board of Trustees (the "Board") of ProShares Trust (the "Trust") considered the initial approval of the Investment Advisory and Management Agreement (the "Unitary Fee Agreement") between the Trust and ProShare Advisors LLC (the "Advisor") with respect to the ProShares Supply Chain Logistics ETF (the "New ETF").

In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the approval of the Unitary Fee Agreement, including information that addressed, among other things: (i) the nature, extent, and quality of the services that were provided or proposed to be provided by the Advisor; (ii) the costs of the services to be provided and the profits realized by the Advisor; (iii) the investment performance of the Advisor in managing other index-based ETF portfolios; (iv) the extent to which economies of scale might be realized as the New ETF grows and whether fee levels reflect economies of scale, if any, for the benefit of the New ETF's shareholders; and (v) other benefits to the Advisor and/or its affiliates from the relationship to the New ETF. It was noted that certain of this information had been previously provided as part of the Annual 15c Response.

The Independent Trustees consulted with Independent Trustee Counsel concerning their responsibilities under state and federal law with respect to their consideration of the approval of the Unitary Fee Agreement and other agreements with respect to the New ETF. It was noted that the Independent Trustees requested, and received, information from the Advisor concerning the New ETF.

In response to the request from the Independent Trustees, the Advisor provided information and reports relevant to the approval of the Unitary Fee Agreement, including, among other things: (i) information about the advisory services to be provided by the Advisor with respect to the New ETF; (ii) the Advisor's Form ADV; (iii) biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the New ETF; (iv) information regarding the proposed contractual fees with respect to the New ETF; (v) comparative industry fee data; (vi) information regarding the Advisor's trade allocation and best execution policies and procedures; (vii) information about the financial condition of the Advisor; (viii) information regarding how the Advisor expects to monitor the New ETF's compliance with regulatory requirements and Trust procedures; and (ix) the Advisor's reputation, expertise and resources.

In evaluating this information, the Board was advised by legal counsel to the New ETF, and the Independent Trustees were advised separately by Independent Trustee Counsel. In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent and Quality of the Advisor's Services

The Board reviewed the nature, extent and quality of the investment advisory services to be performed by the Advisor with respect to the New ETF. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the New ETF effectively. In particular, the Board considered the following:

•  the investment objective of the New ETF and the Advisor's description of the skills needed to manage the New ETF;

•  the key features of the New ETF, including investment strategies of the New ETF, as well as the possible employment of optimization/sampling techniques necessary to manage the New ETF and develop creation and redemption baskets;

•  the size and experience of the Advisor's portfolio staff and the Advisor's ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the New ETF;

•  the structure of the portfolio staff compensation program and the incentives it is intended to provide;

•  the collateral, credit and cash management functions at the Advisor;

•  significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years; and

•  information regarding allocation of Existing Fund brokerage and the selection of counterparties for New ETF portfolio transactions.

The Board considered that the Advisor will oversee the operations of the New ETF, including oversight of the New ETF's service providers, and will provide compliance services to the New ETF.

Based upon its review, the Board, including all of the Independent Trustees, concluded that (i) the investment advisory services to be provided by the Advisor with respect to the New ETF were expected to be of high quality, (ii) the Advisor has successfully achieved the investment goals of the existing operational Funds in the Trust, and (iii) it was generally satisfied with the nature, quality and extent of services expected to be provided to the New ETF.

Comparison of Services and Fees

The Advisor presented information about the fairness and reasonableness of the fees proposed to be payable to the Advisor in light of the services to be provided to the New ETF by or at the expense of the Advisor, the costs of these services and the comparability to the fees paid by other investment companies, including ETFs, offering strategies similar in nature and extent to the New ETF. The Board discussed the methodology used to prepare the comparative fee data for the New ETF and the potential limitations of such data. The Advisor presented information about the significant drivers of cost.

The Board considered the structure of the proposed unitary advisory and management fee, including the nature of the services and costs that were included in the fee and those that were excluded. The Board reviewed information prepared by the independent consultant comparing

180 :: BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTSPROSHARES TRUST

management and expense information for the New ETF to that of a peer group (the "Peer Group") determined by the consultant as well as to the relevant fund category determined by the consultant. The Board reviewed Peer Group and category information prepared by the consultant comparing the contractual advisory fee rate to be paid by the New ETF to other funds with investment objectives most similar to the New ETF. The Board noted the difficulty in compiling the Peer Group because, by design, the New ETF is unique and, therefore, few (if any) funds with substantially similar objectives and strategies may be available. It was noted that the index that the New ETF will track is also new. Notwithstanding this difficulty, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor's proposed fees.

The Board recognized that it is difficult to make comparisons of fees across fund complexes because there may be variations in the services that are included in the fees paid by other ETFs. The Board concluded that the New ETF's unitary fee rates were reasonable given the services proposed to be provided and the fees charged by the Peer Group.

Profitability

The Board noted that the New ETF had not yet started operations, so that it could not yet evaluate the Advisor's profitability related to the New ETF. It was noted that each year, as part of its annual contract renewal process, the Trustees discuss the Advisor's profit margin, including the methodology used in the Advisor's profitability analysis.

The Independent Trustees met in Executive Session with Independent Trustee Counsel to discuss and evaluate the information provided by the Advisor and the independent consultant. Among other things, the Trustees received information provided by the Advisor regarding its financial condition and overall profitability related to its management of the Funds in the fund complex.

The Board considered and discussed with representatives of the Advisor the significant drivers of cost incurred by or expected to be incurred by the Advisor in managing the New ETF, including, but not limited to, intellectual capital, regulatory compliance and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the New ETF.

Investment Performance of the Fund and the Advisor

The Trustees noted that the New ETF had not yet commenced operations and, therefore, there was no performance information for the New ETF to consider. The Trustees noted, however, the Advisor's performance record in managing other ETFs that seek to track the performance of a securities index.

Economies of Scale

The Board considered the New ETF's fee arrangements with the Advisor and noted that under the Unitary Fee Agreement the advisory fee would stay the same as asset levels increased. The Board also noted that the Advisor was obligated to pay certain of the New ETF's operating expenses and that the Advisor would be contractually obligated to pay actual costs above the Unitary Fee (other than excluded costs) and that the Unitary Fee Agreement provided an effective cap on the New ETF's normal operating expenses. The Board also noted the Advisor's representation that such an arrangement provided important distribution benefits for the New ETF and addressed competitive pressures within the ETF industry, particularly with other "strategic" funds such as the New ETF.

Other Benefits

The Independent Trustees also considered any indirect, or "fall-out," benefits of the Advisor or its affiliates to be derived from the relationship to the New ETF but concluded that such benefits were relatively insignificant.

Conclusions

The Board, including all of the Independent Trustees, concluded that it was in the best interests of the New ETF and its prospective shareholders to approve the Unitary Fee Agreement and that the terms of the Unitary Fee Agreement for the New ETF were fair and reasonable.

PROSHARES TRUSTBOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS :: 181

Federal Tax Information

Pursuant to Section 853 of the Internal Revenue Code, the Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. In addition, these funds have derived net income from foreign countries. For the tax year ended October 31, 2021, the following funds had foreign tax credit and foreign source income:

Fund	Foreign Tax Credit	Foreign Source Income
Global Listed Private Equity ETF	$16,667	$243,816
MSCI EAFE Dividend Growers ETF	290,838	2,798,097
MSCI Emerging Markets Dividend Growers ETF	120,250	319,115
MSCI Europe Dividend Growers ETF	17,896	200,473

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2021, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short-Term Gains.

Funds with Equalization

For the tax year ended October 31, 2021, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
Hedge Replication ETF	$215,367
Online Retail ETF	122,958
Pet Care ETF	89,272
S&P 500® Ex-Health Care ETF	38,529
S&P Technology Dividend Aristocrats ETF	294,435

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 1, 2019). The Funds' Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

182 :: MISC. INFORMATION (UNAUDITED)PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (119) ProFunds (116)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners and predecessor company (Retained Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present)	ProShares (119) ProFunds (116)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (119) ProFunds (116)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the ProShare Advisors (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (119) ProFunds (116)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 183

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Proshare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Maria PC Sell 3 Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 2/78	Treasurer	Indefinite; June 2022 to present	Director, Fund Officer Services, Foreside Financial Group, LLC (June 2021 to present); Assistant Treasurer, ProShares Trust (September 2021 to June 2022); Franklin Templeton: Director, Fund Administration and Reporting (April 2014 to April 2021)
Victor M. Frye, Esq. 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present	Counsel and Chief Compliance Officer of the ProShare Advisors (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)
Richard F. Morris 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of ProShareAdvisors; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present)

184 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

ProShares Trust

7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Certain Strategic ETFs seek returns that are 1x the return of an index or other benchmark (target) for a single day and over time. Other Strategic ETFs seek returns that are -1x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, those ETFs' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with inverse multiple and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"S&P Merger Arbitrage", "S&P 500® Dividend Aristocrats®", "S&P Strategic Futures Index", "S&P MidCap 400® Dividend Aristocrats®", "S&P Technology Dividend Aristocrats®", certain "S&P Select Industry Indices", "S&P 500® Ex-Energy Index", "S&P 500® Ex-Financials & Real Estate Index", "S&P 500® Ex-Health Care Index", "S&P 500® Ex-Information Technology Index" and "Dow Jones Brookfield Global Infrastructure Composite Index" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Dividend Growth Index" and "Russell 3000® Dividend Elite Index" are a trademark of Russell Investment Group. "MSCI EAFE Dividend Masters Index", "MSCI Europe Dividend Masters Index" and "MSCI Emerging Markets Dividend Masters Index" are service marks of MSCI. "Credit Suisse 130/30 Large Cap IndexTM" is a trademark of Credit Suisse Securities (USA) LLC or one of its affiliates. "Merrill Lynch Factor Model — Exchange Series", "Merrill Lynch Factor Model®" and "Merrill Lynch InternationalTM" are intellectual property of Merrill Lynch, Pierce, Fenner & Smith IncorporatedTM or its affiliates ("BofAML"). "Solactive®" is a trademark of Solactive AG, "CITI" is a trademark and service mark of Citigroup Inc. or its affiliates, and is used and registered throughout the world. "LPX® Direct Listed Private Equity Index" and "LPX®" are registered trademarks of LPX GmbH. "Deutsche Bank" and "DBIQ Short Duration Emerging Market Bond IndexSM" are service marks of Deutsche Bank AG. "Bloomberg®", "Bloomberg Commodity IndexSM" and the names identifying each of the individual Bloomberg Commodity Subindexes are trademarks or service marks of Bloomberg Finance L.P. and its affiliates (collectively, "Bloomberg"). "FTSE Developed Europe All Cap Index" is a trademark of the FTSE International Limited ("FTSE"). All have been licensed for use by ProShares. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2021 ProShare Advisors LLC. All rights reserved.   PSSAN0522

ANNUAL REPORT

MAY 31, 2022

Geared

Short 7-10 Year Treasury  TBX

Short 20+ Year Treasury  TBF

Short Dow30SM  DOG

Short Financials  SEF

Short FTSE China 50  YXI

Short High Yield  SJB

Short MidCap400  MYY

Short MSCI EAFE  EFZ

Short MSCI Emerging Markets  EUM

Short QQQ  PSQ

Short Real Estate  REK

Short Russell2000  RWM

Short S&P500®  SH

Short SmallCap600  SBB

Ultra 7-10 Year Treasury  UST

Ultra 20+ Year Treasury  UBT

Ultra Basic Materials  UYM

Ultra Consumer Goods  UGE

Ultra Consumer Services  UCC

Ultra Dow30SM  DDM

Ultra Financials  UYG

Ultra FTSE China 50  XPP

Ultra FTSE Europe  UPV

Ultra Health Care  RXL

Ultra High Yield  UJB

Ultra Industrials  UXI

Ultra MidCap400  MVV

Ultra MSCI Brazil Capped  UBR

Ultra MSCI EAFE  EFO

Ultra MSCI Emerging Markets  EET

Ultra MSCI Japan  EZJ

Ultra Nasdaq Biotechnology  BIB

Ultra Nasdaq Cloud Computing  SKYU

Ultra Nasdaq Cybersecurity  UCYB

Ultra Oil & Gas  DIG

Ultra QQQ  QLD

Ultra Real Estate  URE

Ultra Russell2000  UWM

Ultra S&P500®  SSO

Ultra Semiconductors  USD

Ultra SmallCap600  SAA

Ultra Technology  ROM

Ultra Telecommunications  LTL

Ultra Utilities  UPW

UltraPro Dow30SM  UDOW

UltraPro MidCap400  UMDD

UltraPro QQQ  TQQQ

UltraPro Russell2000  URTY

UltraPro S&P500®  UPRO

UltraPro Short 20+ Year Treasury  TTT

UltraPro Short Dow30SM  SDOW

UltraPro Short MidCap400  SMDD

UltraPro Short QQQ  SQQQ

UltraPro Short Russell2000  SRTY

UltraPro Short S&P500®  SPXU

UltraShort 7-10 Year Treasury  PST

UltraShort 20+ Year Treasury  TBT

UltraShort Basic Materials  SMN

UltraShort Consumer Goods  SZK

UltraShort Consumer Services  SCC

UltraShort Dow30SM  DXD

UltraShort Financials  SKF

UltraShort FTSE China 50  FXP

UltraShort FTSE Europe  EPV

UltraShort Health Care  RXD

UltraShort Industrials  SIJ

UltraShort MidCap400  MZZ

UltraShort MSCI Brazil Capped  BZQ

UltraShort MSCI EAFE  EFU

UltraShort MSCI Emerging Markets  EEV

UltraShort MSCI Japan  EWV

UltraShort Nasdaq Biotechnology  BIS

UltraShort Oil & Gas  DUG

UltraShort QQQ  QID

UltraShort Real Estate  SRS

UltraShort Russell2000  TWM

UltraShort S&P500®  SDS

UltraShort Semiconductors  SSG

UltraShort SmallCap600  SDD

UltraShort Technology  REW

UltraShort Utilities  SDP

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

TABLE OF CONTENTS
I	Shareholder Letter
II	Management Discussion of Fund Performance
LXXXVII	Expense Examples
1	Schedule of Portfolio Investments
174	Statements of Assets and Liabilities
189	Statements of Operations
204	Statements of Changes in Net Assets
232	Financial Highlights
262	Notes to Financial Statements
297	Report of Independent Registered Public Accounting Firm
299	Miscellaneous Information
300	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

During these times of geopolitical and economic uncertainty, I want to reaffirm our commitment to providing you, our investors, with products and services to help you meet your investment objectives. ProShares remains focused on ensuring the effective management of our funds. The following is the ProShares Trust Annual Report for the 12 months ended May 31, 2022.

U.S. Stocks Decline Sharply After a Strong Year

U.S. stock performance during the reporting period could effectively be split into two parts. Buoyed by the federal stimulus packages, near-zero interest rates, the robust rollout of COVID-19 vaccines, and strong corporate earnings, U.S. stocks ended 2021 on a winning streak. The S&P 500® rose 28.7% for the year, clocking in its third-best yearly performance of the century. The Dow® and Nasdaq-100 Index® gained 20.95% and 27.51%, respectively. The first months of 2022, however, saw a sharp reversal of this trend as volatility returned amid mounting inflationary pressures, rising interest rates, tightening monetary policy, and Russia's invasion of Ukraine. The S&P 500 hit correction territory for the first time since the official declaration of a global pandemic by the World Health Organization in March 2020, declining by more than 10% at its lowest points in February relative to its January peak. With the notable exception of commodities like oil and gas, whose prices have surged amid sanctions against Russia, nearly all asset classes experienced selloffs in the past five months. The technology sector, in particular, has seen a sharp turnaround after its strong performance during the first half of the period.

The large-cap S&P 500 declined 0.3% over the reporting period, and the Dow lost 2.7%. The Nasdaq-100 declined 7.0%. The S&P MidCap 400® dropped 6.5%, and the small-cap Russell 2000® Index declined 17.0%. Of the 11 Dow Jones U.S. Industry Index sectors, four sectors rose. The best performers were oil & gas (72.8%), utilities (17.3%), and health care (4.6%). The biggest laggards were consumer services (-19.8%) and industrials (-12.8%), with technology, financials, and telecom also declining by over 3%.

Boom in International Equities Comes to an End

Equities in developed markets outside the United States followed a similar pattern, rising in the second half of 2021 before dropping as Russia's invasion of Ukraine sent shockwaves throughout the world economy. Emerging markets, however, largely declined throughout the 12 months, driven by a selloff in China amid a regulatory crackdown. Most major international indexes posted negative returns over the reporting period: The MSCI EAFE Index®, which tracks developed markets outside North America, fell 10.7%. The MSCI Europe Index® dropped 9.9%, while the MSCI Japan Index® lost 13.5%. The MSCI Emerging Markets Index® fell 18.9%, and the FTSE China 50 Index® declined 28.1%.

U.S. Fixed-Income Markets Decline Sharply

Bonds struggled in the latter half of 2021 as the market acknowledged the beginning of the Fed's tapering program and interest rates began to rise. In response to the fastest inflation in 40 years, the Fed raised interest rates by 25 basis points in March and 50 basis points in May. This spurred a selloff in the bond markets, overriding investors' typical flight-to-quality in times of geopolitical distress. Over the 12 months, the Barclays U.S. Aggregate Bond Index® declined 8.2%. The Ryan Labs Treasury 30-Year and 10-Year Indexes lost 18.7% and 10.8%, respectively. Investment-grade corporate bonds, as measured by the Markit iBoxx $ Liquid Investment Grade Index®, declined 11.5%, while their high-yield peers lost 4.9%, based on the Markit iBoxx $ Liquid High Yield Index®.

Economy Slows

Geopolitical headwinds jolted the world economy, adding to the mounting inflationary pressures and supply chain disruptions from the pandemic. After increasing at a steady clip in the second half of 2021, U.S. GDP contracted at an estimated annual rate of 1.5% in the first quarter of 2022. The labor market, however, remains strong, with a national unemployment rate of 3.6% for May. The U.S. dollar rose 9.7%, based on the Bloomberg Dollar Spot Index.

Investors Find Opportunities Amid Complex Markets

Investors in ProShares' leveraged ETFs based on the NASDAQ-100 Index saw broad opportunities during the first half of the period. Yet, when the market turned in 2022, ProShares investors were presented with opportunities across a number of inverse ETFs and in other funds designed to outperform amid rising rates or volatile environments.

In October, ProShares launched Bitcoin Strategy ETF (BITO), the industry's first U.S. bitcoin-linked ETF. BITO provides investors with a way to gain bitcoin futures exposure through their existing brokerage accounts — with the transparency, liquidity, and additional benefits of an ETF structure. Net flows into ProShares increased overall ($15.2 billion) over the reporting period.

During these uncertain times, many investors turn to ProShares ETFs because our strong lineup of funds offers short and leveraged market exposure across a broad array of market segments. This enables investors to choose the investments that most effectively align with their market views. We thank you for the trust and confidence you have placed in us by choosing ProShares and appreciate the opportunity to continue serving your investment needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2022 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Geared Funds:

Eighty one (81) ProShares Geared exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report (each ProShares Geared ETF, a "Fund" and, collectively, the "Funds").

Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of an underlying index for a single day, not for any other period. This means the Funds seek investment results for a single day only, as measured from the time a Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of a Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the Fund's stated leveraged, inverse, or inverse leveraged multiple times the return of the Fund's index for that period. During periods of higher market volatility, the volatility of a Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, PSA determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its index.

When managing the Funds, PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing assets of the Funds.

The Funds make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or a multiple or inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds.

The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20221:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Fund's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.2

•  Compounding of Daily Returns and Volatility: Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than a Fund's one-day multiple times the index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on geared funds. In general, during periods of higher index volatility, compounding will cause Fund performance for periods longer than a single day to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), Fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends and interest paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund's performance. During periods of higher index volatility, the volatility of an index may affect a Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2022, was 18.10%, which was slightly higher than the prior year's volatility of 17.28%. The volatility of each index utilized by a Fund is shown below.

1  Past performance is not a guarantee of future results.

2  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their respective indexes. Performance of each Fund will generally differ from the performance of the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2022 :: III

Underlying Index	One Year Index Volatility
MSCI Brazil 25/50 Index®	27.84%
NASDAQ Biotechnology Index®	25.44%
FTSE China 50 Index®	35.56%
Dow Jones U.S. Oil & GasSM Index	29.93%
Dow Jones U.S. SemiconductorsSM Index	37.53%
Dow Jones U.S. Basic MaterialsSM Index	20.95%
ISE Cloud Computing Total Return Index	33.15%
Russell 2000® Index	23.87%
Dow Jones U.S. FinancialsSM Index	19.40%
S&P SmallCap 600® Index	21.84%
FTSE Developed Europe All-Cap Index®	19.82%
MSCI Japan Index®	17.57%
S&P MidCap 400® Index	20.78%
Dow Jones U.S. TechnologySM Index	27.46%
Dow Jones U.S. Real EstateSM Index	18.45%
Dow Jones U.S. IndustrialsSM Index	18.10%
NASDAQ-100® Index	25.13%
Dow Jones U.S. Select TelecommunicationsSM Index	17.05%
Dow Jones U.S. Health CareSM Index	15.55%
MSCI Emerging Markets Index®	17.62%
MSCI EAFE Index®	15.65%
S&P 500® Index	18.10%
Dow Jones U.S. Consumer ServicesSM Index	22.86%
Dow Jones Industrial AverageSM	15.59%
ICE U.S. Treasury 20+ Year Bond Index	15.95%
Dow Jones U.S. UtilitiesSM Index	15.12%
Dow Jones U.S. Consumer GoodsSM Index	19.89%
NASDAQ CTA Cybersecurity Index	26.12%
ICE U.S. Treasury 7-10 Year Bond Index	7.14%
Markit iBoxx® $ Liquid High Yield Index	4.87%

•  Financing Rates Associated with Derivatives: The performance of each Fund was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Swap financing rates are negotiated between the Funds and their counterparties, and are set at the Fed Funds rate ("FEDL01") plus or minus a negotiated spread. This rate was changed from the one week/one month London Interbank Offered Rate ("LIBOR") in the third and fourth quarters of 2021. The Fed Funds rate appreciated from 0.05% to 0.83% during the fiscal year. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher, and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Daily repositioning of each Fund's portfolio to maintain exposure consistent with its investment objective, high levels of shareholder creation and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return a larger daily multiple of its index's return, that seek to return an inverse or inverse multiple of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Funds may also obtain exposure to securities not contained in their respective index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse or a multiple of the Index.

IV :: MAY 31, 2022 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

In addition, certain Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2022 :: V

ProShares Short 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 7.67%1. For the same period, the Index had a total return of –8.59%2 with a volatility of 7.14%. For the period, the Fund had an average daily volume of 145,860 shares and an average daily statistical correlation of over 0.99 the inverse of the return of the Index.3

The Fund invests in financial instruments that ProShare Advisors LLC (the "Advisor") believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 7-10 Year Treasury from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short 7-10 Year Treasury	7.67%	-0.52%	-1.77%
ICE U.S. Treasury 7-10 Year Bond Index	-8.59%	0.96%	1.33%

Expense Ratios**

Fund	Gross	Net
ProShares Short 7-10 Year Treasury	1.10%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Futures Contracts	(1%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: TBX SHORT 7-10 YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 12.81%1. For the same period, the Index had a total return of –14.42%2 and a volatility of 15.95%. For the period, the Fund had an average daily volume of 2,063,782 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 20+ Treasury from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short 20+ Year Treasury	12.81%	-2.04%	-3.45%
ICE U.S. Treasury 20+ Year Bond Index	-14.42%	0.88%	1.62%

Expense Ratios**

Fund	Gross	Net
ProShares Short 20+ Year Treasury	0.92%	0.92%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Futures Contracts	(2%)
Total Exposure	(102%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT 20+ YEAR TREASURY TBF :: VII

ProShares Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –0.39%1. For the same period, the Index had a total return of –2.65%2 and a volatility of 15.59%. For the period, the Fund had an average daily volume of 1,231,112 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally negatively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Dow30SM from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short Dow30SM	-0.39%	-13.25%	-13.58%
Dow Jones Industrial Average Index	-2.65%	11.87%	12.90%

Expense Ratios**

Fund	Gross	Net
ProShares Short Dow30SM	0.96%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(94%)
Futures Contracts	(6%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Health Care	20.5%
Information Technology	20.4%
Financials	16.1%
Industrials	13.8%
Consumer Discretionary	13.5%
Consumer Staples	7.7%
Energy	3.4%
Communication Services	3.2%
Materials	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: DOG SHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –1.41%1. For the same period, the Index had a total return of –3.03%2 and a volatility of 19.40%. For the period, the Fund had an average daily volume of 42,260 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Financials from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short Financials	-1.41%	-14.08%	-15.40%
Dow Jones U.S. Financials Index	-3.03%	11.08%	13.82%

Expense Ratios**

Fund	Gross	Net
ProShares Short Financials	1.29%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Diversified Financials	32.4%
Banks	23.4%
Real Estate	20.0%
Insurance	13.8%
Software & Services	10.0%
Commercial & Professional Services	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT FINANCIALS SEF :: IX

ProShares Short FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the FTSE China 50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 20.55%1. For the same period, the Index had a total return of –29.48%2 and a volatility of 35.56%. For the period, the Fund had an average daily volume of 18,077 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short FTSE China 50 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short FTSE China 50	20.55%	-5.59%	-9.23%
FTSE China 50 Index	-29.48%	-1.27%	2.98%

Expense Ratios**

Fund	Gross	Net
ProShares Short FTSE China 50	2.34%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Consumer Discretionary	33.7%
Financials	28.7%
Communication Services	17.9%
Real Estate	4.0%
Energy	3.8%
Information Technology	3.3%
Health Care	3.1%
Consumer Staples	2.6%
Materials	1.7%
Industrials	1.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: YXI SHORT FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Markit iBoxx® $ Liquid High Yield Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 1.17%1. For the same period, the Index had a total return of –4.90%2 with a volatility of 4.87%. For the period, the Fund had an average daily volume of 240,395 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. IHS Markit Benchmark Administration Limited (IMBA) is the Index Administrator of the Index. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody's Investor Service, Fitch Ratings or S&P Global Ratings; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years of less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short High Yield from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short High Yield	1.17%	-4.41%	-6.40%
Markit iBoxx $ Liquid High Yield Index	-4.90%	3.14%	4.74%

Expense Ratios**

Fund	Gross	Net
ProShares Short High Yield	1.05%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Markit iBoxx $ Liquid High Yield Index – Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT HIGH YIELD SJB :: XI

ProShares Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 1.68%1. For the same period, the Index had a total return of –6.52%2 and a volatility of 20.78%. For the period, the Fund had an average daily volume of 15,975 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of midsize company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MidCap400 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short MidCap400	1.68%	-12.83%	-14.09%
S&P MidCap 400 Index	-6.52%	9.56%	12.23%

Expense Ratios**

Fund	Gross	Net
ProShares Short MidCap400	1.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(92%)
Futures Contracts	(8%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Industrials	18.5%
Financials	14.7%
Consumer Discretionary	14.0%
Information Technology	13.1%
Real Estate	9.3%
Health Care	9.2%
Materials	7.6%
Energy	4.5%
Consumer Staples	3.8%
Utilities	3.7%
Communication Services	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: MYY SHORT MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the MSCI EAFE Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 7.41%1. For the same period, the Index had a total return of –10.38%2 and a volatility of 15.65%. For the period, the Fund had an average daily volume of 94,903 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI EAFE from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short MSCI EAFE	7.41%	-6.46%	-9.23%
MSCI EAFE Index	-10.38%	4.17%	7.15%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI EAFE	1.28%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Total Exposure	(99%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	22.1%
United Kingdom	15.9%
France	11.4%
Others	10.8%
Switzerland	10.1%
Germany	8.2%
Australia	8.1%
Netherlands	4.2%
Sweden	3.5%
Hong Kong	3.0%
Denmark	2.7%

MSCI EAFE Index – Composition

% of Index
Financials	17.6%
Industrials	15.0%
Health Care	13.3%
Consumer Discretionary	11.2%
Consumer Staples	10.4%
Materials	8.2%
Information Technology	8.1%
Communication Services	5.0%
Energy	4.8%
Utilities	3.5%
Real Estate	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MSCI EAFE EFZ :: XIII

ProShares Short MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the MSCI Emerging Markets Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 19.04%1. For the same period, the Index had a total return of –19.83%2 and a volatility of 17.62%. For the period, the Fund had an average daily volume of 204,915 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in emerging market countries.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI Emerging Markets from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short MSCI Emerging Markets	19.04%	-7.28%	-7.90%
MSCI Emerging Markets Index	-19.83%	3.80%	4.17%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI Emerging Markets	1.12%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Total Exposure	(99%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	30.8%
Taiwan	16.0%
India	12.8%
Korea	12.7%
Others	7.9%
Brazil	5.5%
Saudi Arabia	4.4%
South Africa	3.8%
Mexico	2.3%
Thailand	1.9%
Indonesia	1.9%

MSCI Emerging Markets Index – Composition

% of Index
Financials	21.8%
Information Technology	21.1%
Consumer Discretionary	12.9%
Communication Services	10.2%
Materials	9.1%
Consumer Staples	6.0%
Industrials	5.5%
Energy	5.0%
Health Care	3.6%
Utilities	2.7%
Real Estate	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: EUM SHORT MSCI EMERGING MARKETS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 0.35%1. For the same period, the Index had a total return of –6.96%2 and a volatility of 25.13%. For the period, the Fund had an average daily volume of 15,948,162 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short QQQ from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short QQQ	0.35%	-19.18%	-18.91%
NASDAQ-100 Index	-6.96%	17.99%	18.79%

Expense Ratios**

Fund	Gross	Net
ProShares Short QQQ	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(98%)
Futures Contracts	(2%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	51.0%
Communication Services	16.9%
Consumer Discretionary	15.0%
Health Care	6.2%
Consumer Staples	6.1%
Industrials	3.4%
Utilities	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT QQQ PSQ :: XV

ProShares Short Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –5.60%1. For the same period, the Index had a total return of 1.53%2 and a volatility of 18.45%. For the period, the Fund had an average daily volume of 12,737 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to track the performance of real estate investment trusts ("REITs") and other companies that invest directly or indirectly in real estate through development management or ownership, including of the property agencies. Component companies include, among others, real estate holding and development and real estate services companies and REITs. REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Real Estate from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short Real Estate	-5.60%	-11.33%	-11.46%
Dow Jones U.S. Real Estate Index	1.53%	8.16%	9.08%

Expense Ratios**

Fund	Gross	Net
ProShares Short Real Estate	1.37%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.9%
Real Estate Management & Development	3.9%
Mortgage Real Estate Investment Trusts (REITs)	2.5%
Professional Services	1.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: REK SHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 12.47%1. For the same period, the Index had a total return of –16.92%2 and a volatility of 23.87%. For the period, the Fund had an average daily volume of 2,391,253 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the U.S. equity market and includes approximately 3,000 of the largest companies in the U.S. The Russell 3000® Index includes large-, mid-, and small-capitalization companies..

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Russell2000 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short Russell2000	12.47%	-12.39%	-14.05%
Russell 2000 Index	-16.92%	7.71%	10.83%

Expense Ratios**

Fund	Gross	Net
ProShares Short Russell2000	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(95%)
Futures Contracts	(5%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	16.4%
Industrials	15.6%
Health Care	14.8%
Information Technology	12.9%
Consumer Discretionary	10.1%
Energy	8.3%
Real Estate	7.7%
Materials	4.2%
Consumer Staples	3.8%
Utilities	3.3%
Communication Services	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT RUSSELL2000 RWM :: XVII

ProShares Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –3.46%1. For the same period, the Index had a total return of –0.30%2 and a volatility of 18.10%. For the period, the Fund had an average daily volume of 18,551,048 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short S&P500® from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short S&P500®	-3.46%	-14.20%	-14.63%
S&P 500 Index	-0.30%	13.38%	14.39%

Expense Ratios**

Fund	Gross	Net
ProShares Short S&P500®	0.88%	0.88%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Futures Contracts	(1%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	27.1%
Health Care	14.4%
Financials	11.2%
Consumer Discretionary	10.9%
Communication Services	8.8%
Industrials	7.7%
Consumer Staples	6.5%
Energy	4.8%
Utilities	3.0%
Materials	2.8%
Real Estate	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: SH SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 3.51%1. For the same period, the Index had a total return of –8.73%2 and a volatility of 21.84%. For the period, the Fund had an average daily volume of 7,225 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short SmallCap600 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Short SmallCap600	3.51%	-14.18%	-15.38%
S&P SmallCap 600 Index	-8.73%	9.78%	12.71%

Expense Ratios**

Fund	Gross	Net
ProShares Short SmallCap600	1.66%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Financials	17.8%
Industrials	16.4%
Information Technology	13.1%
Consumer Discretionary	12.0%
Health Care	11.5%
Real Estate	7.6%
Energy	7.0%
Materials	5.7%
Consumer Staples	5.1%
Utilities	2.0%
Communication Services	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT SMALLCAP600 SBB :: XIX

ProShares Ultra 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –17.88%1. For the same period, the Index had a total return of –8.59%2 and a volatility of 7.14%. For the period, the Fund had an average daily volume of 8,137 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the "Fed"). In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 7-10 Year Treasury from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra 7-10 Year Treasury	-17.88%	-0.45%	0.80%
ICE U.S. Treasury 7-10 Year Bond Index	-8.59%	0.96%	1.33%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 7-10 Year Treasury	1.25%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	199%
Futures Contracts	1%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: UST ULTRA 7-10 YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –29.86%1. For the same period, the Index had a total return of –14.42%2 and a volatility of 15.95%. For the period, the Fund had an average daily volume of 52,277 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and has $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 20+ Year Treasury from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra 20+ Year Treasury	-29.86%	-2.55%	-0.27%
ICE U.S. Treasury 20+ Year Bond Index	-14.42%	0.88%	1.62%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 20+ Year Treasury	1.14%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	199%
Futures Contracts	1%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA 20+ YEAR TREASURY UBT :: XXI

ProShares Ultra Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 0.54%1. For the same period, the Index had a total return of 3.41%2 and a volatility of 20.95%. For the period, the Fund had an average daily volume of 35,740 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index designed to measure the stock performance of U.S. companies in the basic materials industry. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Basic Materials from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Basic Materials	0.54%	15.14%	14.77%
Dow Jones U.S. Basic Materials Index	3.41%	12.09%	10.82%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Basic Materials	1.15%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	123%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Linde plc	14.2%
Freeport-McMoRan, Inc.	4.9%
Air Products and Chemicals, Inc.	4.6%
Newmont Corp.	4.6%
Dow, Inc.	4.3%

Dow Jones U.S. Basic Materials
Index – Composition

% of Index
Chemicals	75.4%
Metals & Mining	24.4%
Paper & Forest Products	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: UYM ULTRA BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –6.57%1. For the same period, the Index had a total return of –0.46%2 and a volatility of 19.89%. For the period, the Fund had an average daily volume of 6,576 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the consumer goods industry. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Consumer Goods from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Goods	-6.57%	13.81%	20.16%
Dow Jones U.S. Consumer Goods Index	-0.46%	10.29%	12.30%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Goods	1.94%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Swap Agreements	115%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Tesla, Inc.	16.2%
Procter & Gamble Co. (The)	9.0%
Coca-Cola Co. (The)	6.3%
PepsiCo, Inc.	5.9%
Philip Morris International, Inc.	4.2%

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food, Beverage & Tobacco	38.9%
Automobiles & Components	25.2%
Household & Personal Products	17.2%
Consumer Durables & Apparel	12.9%
Media & Entertainment	3.7%
Retailing	1.1%
Capital Goods	0.6%
Food & Staples Retailing	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA CONSUMER GOODS UGE :: XXIII

ProShares Ultra Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –39.97%1. For the same period, the Index had a total return of –19.77%2 and a volatility of 22.86%. For the period, the Fund had an average daily volume of 4,724 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the consumer services industry. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra Consumer Services from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Services	-39.97%	10.71%	22.16%
Dow Jones U.S. Consumer Services Index	-19.77%	9.23%	13.57%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Services	1.40%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Swap Agreements	111%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	21.1%
Home Depot, Inc. (The)	6.3%
Costco Wholesale Corp.	4.2%
Walt Disney Co. (The)	4.0%
Comcast Corp., Class A	4.0%

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	46.7%
Consumer Services	18.4%
Media & Entertainment	18.3%
Food & Staples Retailing	11.7%
Transportation	3.2%
Health Care Equipment & Services	0.9%
Commercial & Professional Services	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: UCC ULTRA CONSUMER SERVICES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –9.21%1. For the same period, the Index had a total return of –2.65%2 and a volatility of 15.59%. For the period, the Fund had an average daily volume of 538,172 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Dow30SM from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Dow30SM	-9.21%	16.29%	21.05%
Dow Jones Industrial Average Index	-2.65%	11.87%	12.90%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Dow30SM	0.96%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	103%
Futures Contracts	10%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
UnitedHealth Group, Inc.	8.7%
Goldman Sachs Group, Inc. (The)	5.7%
Home Depot, Inc. (The)	5.3%
Microsoft Corp.	4.7%
Amgen, Inc.	4.5%

Dow Jones Industrial
Average – Composition

% of Index
Health Care	20.5%
Information Technology	20.4%
Financials	16.1%
Industrials	13.8%
Consumer Discretionary	13.5%
Consumer Staples	7.7%
Energy	3.4%
Communication Services	3.2%
Materials	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA DOW30SM DDM :: XXV

ProShares Ultra Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –11.16%1. For the same period, the Index had a total return of –3.03%2 and a volatility of 19.40%. For the period, the Fund had an average daily volume of 67,878 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the financials industry. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Financials from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Financials	-11.16%	13.14%	21.69%
Dow Jones U.S. Financials Index	-3.03%	11.08%	13.82%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Financials	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	76%
Swap Agreements	124%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc., Class B	6.7%
JPMorgan Chase & Co.	4.5%
Visa, Inc., Class A	4.0%
Mastercard, Inc., Class A	3.6%
Bank of America Corp.	3.0%

Dow Jones U.S. Financials Index – Composition

% of Index
Diversified Financials	32.4%
Banks	23.4%
Real Estate	20.0%
Insurance	13.8%
Software & Services	10.0%
Commercial & Professional Services	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: UYG ULTRA FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE China 50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –57.59%1. For the same period, the Index had a total return of –29.48%2 and a volatility of 35.56%. For the period, the Fund had an average daily volume of 8,991 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE China 50 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra FTSE China 50	-57.59%	-12.56%	-2.61%
FTSE China 50 Index	-29.48%	-1.27%	2.98%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE China 50	1.19%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	201%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Consumer Discretionary	33.7%
Financials	28.7%
Communication Services	17.9%
Real Estate	4.0%
Energy	3.8%
Information Technology	3.3%
Health Care	3.1%
Consumer Staples	2.6%
Materials	1.7%
Industrials	1.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA FTSE CHINA 50 XPP :: XXVII

ProShares Ultra FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE Developed Europe All Cap Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –24.25%1. For the same period, the Index had a total return of –10.85%2 and a volatility of 19.82%. For the period, the Fund had an average daily volume of 1,196 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE Europe from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra FTSE Europe	-24.25%	1.65%	10.02%
FTSE Developed Europe All Cap Index®	-10.85%	4.34%	7.57%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE Europe	2.94%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	23.9%
Switzerland	15.8%
France	15.4%
Germany	12.3%
Others	6.7%
Netherlands	6.6%
Sweden	5.8%
Spain	4.0%
Denmark	3.9%
Italy	3.5%
Finland	2.1%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Financials	16.2%
Industrials	15.3%
Health Care	14.5%
Consumer Staples	11.8%
Consumer Discretionary	9.8%
Materials	8.0%
Information Technology	7.4%
Energy	6.1%
Utilities	4.5%
Communication Services	4.1%
Real Estate	2.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: UPV ULTRA FTSE EUROPE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 4.70%1. For the same period, the Index had a total return of 4.58%2 and a volatility of 15.55%. For the period, the Fund had an average daily volume of 16,287 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund takes positions in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the healthcare industry. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Health Care from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Health Care	4.70%	20.73%	27.43%
Dow Jones U.S. Health Care Index	4.58%	13.49%	15.87%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Health Care	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	90%
Swap Agreements	110%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	7.9%
UnitedHealth Group, Inc.	7.8%
Pfizer, Inc.	5.0%
AbbVie, Inc.	4.4%
Eli Lilly & Co.	4.2%

Dow Jones U.S. Health Care
Index – Composition

% of Index
Pharmaceuticals	29.4%
Health Care Providers & Services	21.5%
Health Care Equipment & Supplies	19.6%
Biotechnology	16.6%
Life Sciences Tools & Services	12.7%
Health Care Technology	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA HEALTH CARE RXL :: XXIX

ProShares Ultra High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Markit iBoxx® $ Liquid High Yield Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –10.74%1. For the same period, the Index had a total return of –4.90%2 and a volatility of 4.87%. For the period, the Fund had an average daily volume of 18,359 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. IHS Markit Benchmark Administration Limited (IMBA) is the Index Administrator of the Index. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody's Investor Service, Fitch Ratings or S&P Global Ratings; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years or less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra High Yield from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra High Yield	-10.74%	3.30%	7.06%
Markit iBoxx $ Liquid High Yield Index	-4.90%	3.14%	4.74%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra High Yield	1.94%	0.96%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

*The most recent annual and semi-annual reports can be found at www.ishares.com

Markit iBoxx $ Liquid High Yield
Index – Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: UJB ULTRA HIGH YIELD :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –27.77%1. For the same period, the Index had a total return of –12.82%2 and a volatility of 18.10%. For the period, the Fund had an average daily volume of 6,323 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the industrials industry. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Industrials from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Industrials	-27.77%	11.39%	20.94%
Dow Jones U.S. Industrials Index	-12.82%	9.89%	13.31%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Industrials	1.55%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	93%
Swap Agreements	107%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Accenture plc, Class A	4.0%
Raytheon Technologies Corp.	3.0%
Union Pacific Corp.	3.0%
United Parcel Service, Inc., Class B	2.8%
Honeywell International, Inc.	2.8%

Dow Jones U.S. Industrials
Index – Composition

% of Index
Capital Goods	49.6%
Software & Services	17.1%
Transportation	12.9%
Commercial & Professional Services	7.7%
Materials	6.4%
Technology Hardware & Equipment	5.9%
Pharmaceuticals, Biotechnology & Life Sciences	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA INDUSTRIALS UXI :: XXXI

ProShares Ultra MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –17.73%1. For the same period, the Index had a total return of –6.52%2 and a volatility of 20.78%. For the period, the Fund had an average daily volume of 42,641 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MidCap400 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra MidCap400	-17.73%	10.38%	18.48%
S&P MidCap 400 Index	-6.52%	9.56%	12.23%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MidCap400	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Swap Agreements	100%
Futures Contracts	9%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Targa Resources Corp.	0.7%
Steel Dynamics, Inc.	0.7%
EQT Corp.	0.6%
Carlisle Cos., Inc.	0.6%
Darling Ingredients, Inc.	0.5%

S&P MidCap 400 – Composition

% of Index
Industrials	18.5%
Financials	14.7%
Consumer Discretionary	14.0%
Information Technology	13.1%
Real Estate	9.3%
Health Care	9.2%
Materials	7.6%
Energy	4.5%
Consumer Staples	3.8%
Utilities	3.7%
Communication Services	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: MVV ULTRA MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Brazil 25/50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –12.21%1. For the same period, the Index had a total return of 0.22%2 and a volatility of 27.84%. For the period, the Fund had an average daily volume of 13,629 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. The Index covers approximately 85% of the free float-adjusted market capitalization in Brazil.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra MSCI Brazil Capped from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Brazil Capped	-12.21%	-11.05%	-15.55%
MSCI Brazil 25/50 Index	0.22%	4.75%	0.10%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Brazil Capped	2.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	201%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Materials	25.9%
Financials	23.9%
Energy	17.3%
Consumer Staples	8.9%
Industrials	7.1%
Utilities	6.5%
Consumer Discretionary	4.3%
Health Care	3.1%
Communication Services	2.3%
Information Technology	0.7%
Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex- date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI BRAZIL CAPPED UBR :: XXXIII

ProShares Ultra MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI EAFE Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –23.76%1. For the same period, the Index had a total return of –10.38%2 and a volatility of 15.65%. For the period, the Fund had an average daily volume of 4,306 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI EAFE from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra MSCI EAFE	-23.76%	1.44%	8.53%
MSCI EAFE Index	-10.38%	4.17%	7.15%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI EAFE	1.56%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	201%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	22.1%
United Kingdom	15.9%
France	11.4%
Others	10.8%
Switzerland	10.1%
Germany	8.2%
Australia	8.1%
Netherlands	4.2%
Sweden	3.5%
Hong Kong	3.0%
Denmark	2.7%

MSCI EAFE Index – Composition

% of Index
Financials	17.6%
Industrials	15.0%
Health Care	13.3%
Consumer Discretionary	11.2%
Consumer Staples	10.4%
Materials	8.2%
Information Technology	8.1%
Communication Services	5.0%
Energy	4.8%
Utilities	3.5%
Real Estate	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: EFO ULTRA MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Emerging Markets Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –40.57%1. For the same period, the Index had a total return of –19.83%2 and a volatility of 17.62%. For the period, the Fund had an average daily volume of 7,357 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in emerging market countries.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Emerging Markets from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Emerging Markets	-40.57%	-1.92%	0.43%
MSCI Emerging Markets Index	-19.83%	3.80%	4.17%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Emerging Markets	1.09%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	201%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets
Index – Country

% of Index
China	30.8%
Taiwan	16.0%
India	12.8%
Korea	12.7%
Others	7.9%
Brazil	5.5%
Saudi Arabia	4.4%
South Africa	3.8%
Mexico	2.3%
Thailand	1.9%
Indonesia	1.9%

MSCI Emerging Markets
Index – Composition

% of Index
Financials	21.8%
Information Technology	21.1%
Consumer Discretionary	12.9%
Communication Services	10.2%
Materials	9.1%
Consumer Staples	6.0%
Industrials	5.5%
Energy	5.0%
Health Care	3.6%
Utilities	2.7%
Real Estate	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI EMERGING MARKETS EET :: XXXV

ProShares Ultra MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Japan Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –30.24%1. For the same period, the Index had a total return of –13.32%2 and a volatility of 17.57%. For the period, the Fund had an average daily volume of 3,494 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund take positions in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in each industry group in Japan.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Japan from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra MSCI Japan	-30.24%	0.17%	7.71%
MSCI Japan Index	-13.32%	3.67%	6.99%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Japan	2.55%	1.16%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	50%
Swap Agreements	151%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	22.1%
Consumer Discretionary	18.7%
Information Technology	14.2%
Financials	10.2%
Health Care	9.4%
Communication Services	8.6%
Consumer Staples	6.4%
Materials	5.0%
Real Estate	3.5%
Utilities	1.0%
Energy	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVI :: EZJ ULTRA MSCI JAPAN :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ Biotechnology® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –43.17%1. For the same period, the Index had a total return of –21.52%2 and a volatility of 25.44%. For the period, the Fund had an average daily volume of 62,302 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Biotechnology from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Nasdaq Biotechnology	-43.17%	1.05%	14.99%
NASDAQ Biotechnology Index	-21.52%	5.04%	11.72%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Biotechnology	1.08%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	86%
Swap Agreements	115%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amgen, Inc.	8.4%
Gilead Sciences, Inc.	7.3%
Regeneron Pharmaceuticals, Inc.	6.4%
Vertex Pharmaceuticals, Inc.	6.2%
Moderna, Inc.	5.3%

NASDAQ Biotechnology
Index – Composition

% of Index
Biotechnology	78.7%
Pharmaceuticals	13.8%
Life Sciences Tools & Services	5.9%
Health Care Equipment & Supplies	1.0%
Health Care Providers & Services	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: XXXVII

ProShares Ultra Nasdaq Cloud Computing (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ISE CTA Cloud Computing Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –53.30%1. For the same period, the Index had a total return of –27.37%2 and a volatility of 33.15%. For the period, the Fund had an average daily volume of 1,702 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider"). The Index is comprised of companies classified as "cloud computing" companies by the Consumer Technology Association ("CTA"). CTA classifies companies as cloud computing if the company is engaged in one or more of the following activities: Infrastructure-as-a-Service, Platform-as-a-Service or Software-as-a-Service. The companies must also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements. The Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Cloud Computing from January 19, 2021 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (1/19/21)
ProShares Ultra Nasdaq Cloud Computing	-53.30%	-43.69%
ISE CTA Cloud Computing Index	-27.37%	-20.73%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Cloud Computing	3.85%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	86%
Swap Agreements	115%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
VMware, Inc., Class A	4.0%
Lumen Technologies, Inc.	3.6%
Oracle Corp.	3.5%
Pure Storage, Inc., Class A	3.3%
Alibaba Group Holding Ltd. (ADR)	3.3%

ISE CTA Cloud Computing
Index – Composition

% of Index
Software & Services	70.9%
Technology Hardware & Equipment	13.7%
Retailing	7.2%
Commercial & Telecommunication Services	4.2%
Media & Entertainment	3.6%
Health Care Equipment & Services	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVIII :: SKYU ULTRA NASDAQ CLOUD COMPUTING :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Nasdaq Cybersecurity (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Nasdaq CTA Cybersecurity IndexSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –16.75%1. For the same period, the Index had a total return of –2.72%2 and a volatility of 26.12%. For the period, the Fund had an average daily volume of 3,435 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is maintained by Nasdaq Inc. (the "Index Provider"). The Index was jointly constructed by the Index Provider and Consumer Technology Association ("CTA"). The Index is a modified liquidity weighted index comprised of companies classified as "cybersecurity" companies by CTA. CTA classifies companies as cybersecurity if they meet one of three elements: (1)companies focused on developing technologies that are designed and implemented to protect computer and communication networks from attacks and other unauthorized use; (2) companies involved in the development of technologies for cybersecurity industry use including government, private and public corporations, financial institutions and various other industries; or (3) companies focused on the protection of priority data from being accessed and exploited by unauthorized external parties. The companies must also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements. The Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Cybersecurity from January 19, 2021 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Since Inception (1/19/21)
ProShares Ultra Nasdaq Cybersecurity	-16.75%	-16.58%
Nasdaq CTA Cybersecurity Index	-2.72%	-3.09%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Cybersecurity	3.56%	0.99%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	9%
Swap Agreements	192%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Nasdaq CTA Cybersecurity Index – Composition

% of Index
Software & Services	75.6%
Technology Hardware & Equipment	12.4%
Commercial & Professional Services	10.0%
Capital Goods	2.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA NASDAQ CYBERSECURITY UCYB :: XXXIX

ProShares Ultra Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 168.23%1. For the same period, the Index had a total return of 72.84%2 and a volatility of 29.93%. For the period, the Fund had an average daily volume of 324,544 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the oil and gas sector. Component companies typically are engaged in the following activities related to oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Oil & Gas from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Oil & Gas	168.23%	4.33%	1.18%
Dow Jones U.S. Oil & Gas Index	72.84%	10.19%	6.06%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Oil & Gas	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	48%
Swap Agreements	152%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	10.7%
Chevron Corp.	8.8%
ConocoPhillips	3.8%
EOG Resources, Inc.	2.1%
Schlumberger NV	1.7%

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	90.7%
Energy Equipment & Services	8.0%
Electric Equipment	0.5%
Electric Utilities	0.4%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XL :: DIG ULTRA OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –20.35%1. For the same period, the Index had a total return of –6.96%2 and a volatility of 25.13%. For the period, the Fund had an average daily volume of 5,368,151 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest /domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra QQQ from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra QQQ	-20.35%	27.31%	32.34%
NASDAQ-100 Index	-6.96%	17.99%	18.79%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra QQQ	0.97%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Swap Agreements	104%
Futures Contracts	11%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	10.7%
Microsoft Corp.	9.0%
Amazon.com, Inc.	5.4%
Tesla, Inc.	3.4%
Alphabet, Inc., Class C	3.2%

NASDAQ-100 Index – Composition

% of Index
Information Technology	51.0%
Communication Services	16.9%
Consumer Discretionary	15.0%
Health Care	6.2%
Consumer Staples	6.1%
Industrials	3.4%
Utilities	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA QQQ QLD :: XLI

ProShares Ultra Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –1.39%1. For the same period, the Index had a total return of 1.53%2 and a volatility of 18.45%. For the period, the Fund had an average daily volume of 10,404 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to track the performance of real estate investment trusts ("REITs") and other companies that invest directly or indirectly in real estate through development, management or ownership including property agencies. Component companies include, among others, real estate holding and development and real estate services companies and REITs. REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Index is a market cap weighted index that is updated in March, June, September, and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Real Estate from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Real Estate	-1.39%	7.61%	11.95%
Dow Jones U.S. Real Estate Index	1.53%	8.16%	9.08%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Real Estate	1.07%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Swap Agreements	109%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	7.7%
Prologis, Inc.	6.2%
Crown Castle International Corp.	5.4%
Equinix, Inc.	4.1%
Public Storage	3.3%

Dow Jones U.S. Real Estate
Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.9%
Real Estate Management & Development	3.9%
Mortgage Real Estate Investment Trusts (REITs)	2.5%
Professional Services	1.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLII :: URE ULTRA REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –35.82%1. For the same period, the Index had a total return of –16.92%2 and a volatility of 23.87%. For the period, the Fund had an average daily volume of 651,564 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the U.S. equity market and includes approximately 3,000 of the largest companies in the U.S. The Russell 3000® Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Russell2000 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Russell2000	-35.82%	5.87%	15.19%
Russell 2000 Index	-16.92%	7.71%	10.83%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Russell2000	1.15%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	121%
Futures Contracts	8%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Ovintiv, Inc.	0.4%
Antero Resources Corp.	0.4%
Chesapeake Energy Corp.	0.3%
Southwestern Energy Co.	0.3%
Range Resources Corp.	0.2%

Russell 2000 Index – Composition

% of Index
Financials	16.4%
Industrials	15.6%
Health Care	14.8%
Information Technology	12.9%
Consumer Discretionary	10.1%
Energy	8.3%
Real Estate	7.7%
Materials	4.2%
Consumer Staples	3.8%
Utilities	3.3%
Communication Services	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA RUSSELL2000 UWM :: XLIII

ProShares Ultra S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –5.49%1. For the same period, the Index had a total return of –0.30%2 and a volatility of 18.10%. For the period, the Fund had an average daily volume of 5,524,052 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra S&P500® from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra S&P500®	-5.49%	19.98%	24.45%
S&P 500 Index	-0.30%	13.38%	14.39%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra S&P500®	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Swap Agreements	102%
Futures Contracts	7%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	6.0%
Microsoft Corp.	5.3%
Amazon.com, Inc.	2.7%
Alphabet, Inc., Class A	1.8%
Tesla, Inc.	1.7%

S&P 500 – Composition

% of Index
Information Technology	27.1%
Health Care	14.4%
Financials	11.2%
Consumer Discretionary	10.9%
Communication Services	8.8%
Industrials	7.7%
Consumer Staples	6.5%
Energy	4.8%
Utilities	3.0%
Materials	2.8%
Real Estate	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLIV :: SSO ULTRA S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –9.81%1. For the same period, the Index had a total return of 2.84%2 and a volatility of 37.53%. For the period, the Fund had an average daily volume of 208,675 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the semiconductors subsector. Component companies are engaged in the production and distribution of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Semiconductors from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Semiconductors	-9.81%	31.01%	35.85%
Dow Jones U.S. Semiconductors Index	2.84%	23.18%	22.66%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Semiconductors	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	66%
Swap Agreements	134%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NVIDIA Corp.	14.6%
Broadcom, Inc.	7.5%
Intel Corp.	5.7%
Advanced Micro Devices, Inc.	5.2%
Texas Instruments, Inc.	5.1%

Dow Jones U.S. Semiconductors
Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA SEMICONDUCTORS USD :: XLV

ProShares Ultra SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –21.84%1. For the same period, the Index had a total return of –8.73%2 and a volatility of 21.84%. For the period, the Fund had an average daily volume of 9,323 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra SmallCap600 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra SmallCap600	-21.84%	9.61%	18.89%
S&P SmallCap 600 Index	-8.73%	9.78%	12.71%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra SmallCap600	1.35%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	90%
Swap Agreements	110%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Southwestern Energy Co.	1.0%
SM Energy Co.	0.6%
Civitas Resources, Inc.	0.5%
Helmerich & Payne, Inc.	0.5%
Livent Corp.	0.5%

S&P SmallCap 600 – Composition

% of Index
Financials	17.8%
Industrials	16.4%
Information Technology	13.1%
Consumer Discretionary	12.0%
Health Care	11.5%
Real Estate	7.6%
Energy	7.0%
Materials	5.7%
Consumer Staples	5.1%
Utilities	2.0%
Communication Services	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVI :: SAA ULTRA SMALLCAP600 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –16.16%1. For the same period, the Index had a total return of –4.05%2 and a volatility of 27.46%. For the period, the Fund had an average daily volume of 166,048 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the technology industry. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Technology from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Technology	-16.16%	32.29%	32.25%
Dow Jones U.S. Technology Index	-4.05%	20.92%	19.16%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Technology	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Swap Agreements	111%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	19.0%
Microsoft Corp.	16.8%
Alphabet, Inc., Class A	5.6%
Alphabet, Inc., Class C	5.2%
NVIDIA Corp.	3.8%

Dow Jones U.S. Technology
Index – Composition

% of Index
Software & Services	36.3%
Technology Hardware & Equipment	25.6%
Semiconductors & Semiconductor Equipment	19.7%
Media & Entertainment	17.1%
Retailing	0.5%
Health Care Equipment & Services	0.5%
Telecommunication Services	0.2%
Consumer Durables & Apparel	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA TECHNOLOGY ROM :: XLVII

ProShares Ultra Telecommunications (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Select TelecommunicationsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –16.64%1. For the same period, the Index had a total return of –6.48%2 and a volatility of 17.05%. For the period, the Fund had an average daily volume of 1,904 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the telecommunications sector.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Telecommunications from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Telecommunications	-16.64%	-4.24%	7.22%
Dow Jones U.S. Select Telecommunications Index	-6.48%	1.24%	6.46%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Telecommunications	8.63%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	113%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Verizon Communications, Inc.	20.4%
Cisco Systems, Inc.	17.0%
T-Mobile US, Inc.	4.6%
Motorola Solutions, Inc.	4.2%
Garmin Ltd.	4.0%

Dow Jones U.S. Select Telecommunications
Index – Composition

% of Index
Communications Equipment	46.6%
Diversified Telecommunication Services	42.3%
Wireless Telecommunication Services	6.5%
Household Durables	4.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVIII :: LTL ULTRA TELECOMMUNICATIONS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 32.18%1. For the same period, the Index had a total return of 17.25%2 and a volatility of 15.12%. For the period, the Fund had an average daily volume of 5,980 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the utilities industry. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Utilities from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares Ultra Utilities	32.18%	12.25%	17.82%
Dow Jones U.S. Utilities Index	17.25%	9.92%	11.58%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Utilities	1.91%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	76%
Swap Agreements	124%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	9.7%
Duke Energy Corp.	5.7%
Southern Co. (The)	5.2%
Dominion Energy, Inc.	4.5%
Sempra Energy	3.4%

Dow Jones U.S. Utilities
Index – Composition

% of Index
Electric Utilities	60.5%
Multi-Utilities	29.1%
Gas Utilities	4.4%
Water Utilities	3.3%
Independent Power and Renewable Electricity Producers	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA UTILITIES UPW :: XLIX

ProShares UltraPro Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –16.40%1. For the same period, the Index had a total return of –2.65%2 and volatility of 15.59%. For the period, the Fund had an average daily volume of 5,061,890 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Dow30SM from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro Dow30SM	-16.40%	16.84%	27.15%
Dow Jones Industrial Average Index	-2.65%	11.87%	12.90%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Dow30SM	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	83%
Swap Agreements	209%
Futures Contracts	8%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
UnitedHealth Group, Inc.	8.2%
Goldman Sachs Group, Inc. (The)	5.4%
Home Depot, Inc. (The)	5.0%
Microsoft Corp.	4.5%
Amgen, Inc.	4.2%

Dow Jones Industrial
Average – Composition

% of Index
Health Care	20.5%
Information Technology	20.4%
Financials	16.1%
Industrials	13.8%
Consumer Discretionary	13.5%
Consumer Staples	7.7%
Energy	3.4%
Communication Services	3.2%
Materials	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

L :: UDOW ULTRAPRO DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –29.95%1. For the same period, the Index had a total return of –6.52%2 and a volatility of 20.78%. For the period, the Fund had an average daily volume of 25,202 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of midsize company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro MidCap400 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro MidCap400	-29.95%	5.64%	21.50%
S&P MidCap 400 Index	-6.52%	9.56%	12.23%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro MidCap400	1.23%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Swap Agreements	208%
Futures Contracts	7%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Targa Resources Corp.	0.7%
Steel Dynamics, Inc.	0.6%
EQT Corp.	0.6%
Carlisle Cos., Inc.	0.5%
Darling Ingredients, Inc.	0.5%

S&P MidCap 400 – Composition

% of Index
Industrials	18.5%
Financials	14.7%
Consumer Discretionary	14.0%
Information Technology	13.1%
Real Estate	9.3%
Health Care	9.2%
Materials	7.6%
Energy	4.5%
Consumer Staples	3.8%
Utilities	3.7%
Communication Services	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO MIDCAP400 UMDD :: LI

ProShares UltraPro QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –35.44%1. For the same period, the Index had a total return of –6.96%2 and a volatility of 25.13%. For the period, the Fund had an average daily volume of 97,208,818 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro QQQ from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro QQQ	-35.44%	30.20%	42.66%
NASDAQ-100 Index	-6.96%	17.99%	18.79%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro QQQ	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	81%
Swap Agreements	208%
Futures Contracts	11%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	10.2%
Microsoft Corp.	8.5%
Amazon.com, Inc.	5.1%
Tesla, Inc.	3.3%
Alphabet, Inc., Class C	3.0%

NASDAQ-100 Index – Composition

% of Index
Information Technology	51.0%
Communication Services	16.9%
Consumer Discretionary	15.0%
Health Care	6.2%
Consumer Staples	6.1%
Industrials	3.4%
Utilities	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

LII :: TQQQ ULTRAPRO QQQ :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –52.76%1. For the same period, the Index had a total return of –16.92%2 and a volatility of 23.87%. For the period, the Fund had an average daily volume of 631,063 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the U.S. equity market and approximately 3,000 of the largest companies in the US. The Russell 3000® Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Russell2000 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro Russell2000	-52.76%	-2.46%	14.86%
Russell 2000 Index	-16.92%	7.71%	10.83%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Russell2000	1.26%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	82%
Swap Agreements	208%
Futures Contracts	10%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Ovintiv, Inc.	0.5%
Antero Resources Corp.	0.4%
Chesapeake Energy Corp.	0.4%
Southwestern Energy Co.	0.3%
Range Resources Corp.	0.3%

Russell 2000 Index – Composition

% of Index
Financials	16.4%
Industrials	15.6%
Health Care	14.8%
Information Technology	12.9%
Consumer Discretionary	10.1%
Energy	8.3%
Real Estate	7.7%
Materials	4.2%
Consumer Staples	3.8%
Utilities	3.3%
Communication Services	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO RUSSELL2000 URTY :: LIII

ProShares UltraPro S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –12.57%1. For the same period, the Index had a total return of –0.30%2 and a volatility of 18.10%. For the period, the Fund had an average daily volume of 10,726,039 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro S&P500® from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro S&P500®	-12.57%	22.50%	32.48%
S&P 500 Index	-0.30%	13.38%	14.39%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro S&P500®	0.91%	0.91%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Equity Securities	82%
Swap Agreements	211%
Futures Contracts	7%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	5.5%
Microsoft Corp.	4.8%
Amazon.com, Inc.	2.5%
Alphabet, Inc., Class A	1.6%
Tesla, Inc.	1.5%

S&P 500 – Composition

% of Index
Information Technology	27.1%
Health Care	14.4%
Financials	11.2%
Consumer Discretionary	10.9%
Communication Services	8.8%
Industrials	7.7%
Consumer Staples	6.5%
Energy	4.8%
Utilities	3.0%
Materials	2.8%
Real Estate	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LIV :: UPRO ULTRAPRO S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short 20+ Year Treasury (the "Fund") seeks investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 35.27%1. For the same period, the Index had a total return of –14.42%2 and a volatility of 15.95%. For the period, the Fund had an average daily volume of 180,251 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded-from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short 20+ Year Treasury from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro Short 20+ Year Treasury	35.27%	-11.99%	-14.34%
ICE U.S. Treasury 20+ Year Bond Index	-14.42%	0.88%	1.62%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short 20+ Year Treasury	1.07%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(299%)
Futures Contracts	(3%)
Total Exposure	(302%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT 20+ YEAR TREASURY TTT :: LV

ProShares UltraPro Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –6.45%1. For the same period, the Index had a total return of –2.65%2 and a volatility 15.59%. For the period, the Fund had an average daily volume of 7,184,879 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Dow30SM from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro Short Dow30SM	-6.45%	-42.88%	-40.52%
Dow Jones Industrial Average Index	-2.65%	11.87%	12.90%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Dow30SM	0.96%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(298%)
Futures Contracts	(2%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Health Care	20.5%
Information Technology	20.4%
Financials	16.1%
Industrials	13.8%
Consumer Discretionary	13.5%
Consumer Staples	7.7%
Energy	3.4%
Communication Services	3.2%
Materials	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVI :: SDOW ULTRAPRO SHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –6.05%1. For the same period, the Index had a total return of –6.52%2 and a volatility of 20.78%. For the period, the Fund had an average daily volume of 15,793 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short MidCap400 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro Short MidCap400	-6.05%	-43.94%	-43.04%
S&P MidCap 400 Index	-6.52%	9.56%	12.23%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short MidCap400	1.67%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(293%)
Futures Contracts	(7%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Industrials	18.5%
Financials	14.7%
Consumer Discretionary	14.0%
Information Technology	13.1%
Real Estate	9.3%
Health Care	9.2%
Materials	7.6%
Energy	4.5%
Consumer Staples	3.8%
Utilities	3.7%
Communication Services	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT MIDCAP400 SMDD :: LVII

ProShares UltraPro Short QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –14.62%1. For the same period, the Index had a total return of –6.96%2 and a volatility of 25.13%. For the period, the Fund had an average daily volume of 53,049,820 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short QQQ from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro Short QQQ	-14.62%	-56.12%	-52.59%
NASDAQ-100 Index	-6.96%	17.99%	18.79%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short QQQ	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(300%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	51.0%
Communication Services	16.9%
Consumer Discretionary	15.0%
Health Care	6.2%
Consumer Staples	6.1%
Industrials	3.4%
Utilities	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVIII :: SQQQ ULTRAPRO SHORT QQQ :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 21.80%1. For the same period, the Index had a total return of –16.92%2 and a volatility of 23.87%. For the period, the Fund had an average daily volume of 1,320,375 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the U.S. equity market and includes approximately 3,000 of the largest companies in the U.S. The Russell 3000® Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Russell2000 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro Short Russell2000	21.80%	-45.03%	-44.48%
Russell 2000 Index	-16.92%	7.71%	10.83%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Russell2000	1.08%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(298%)
Futures Contracts	(2%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	16.4%
Industrials	15.6%
Health Care	14.8%
Information Technology	12.9%
Consumer Discretionary	10.1%
Energy	8.3%
Real Estate	7.7%
Materials	4.2%
Consumer Staples	3.8%
Utilities	3.3%
Communication Services	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT RUSSELL2000 SRTY :: LIX

ProShares UltraPro Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –16.96%1. For the same period, the Index had a total return of –0.30%2 and a volatility of 18.10%. For the period, the Fund had an average daily volume of 18,102,815 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short S&P500® from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraPro Short S&P500®	-16.96%	-44.46%	-42.62%
S&P 500 Index	-0.30%	13.38%	14.39%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(299%)
Futures Contracts	(1%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	27.1%
Health Care	14.4%
Financials	11.2%
Consumer Discretionary	10.9%
Communication Services	8.8%
Industrials	7.7%
Consumer Staples	6.5%
Energy	4.8%
Utilities	3.0%
Materials	2.8%
Real Estate	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LX :: SPXU ULTRAPRO SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 16.48%1. For the same period, the Index had a total return of –8.59%2 and a volatility of 7.14%. For the period, the Fund had an average daily volume of 159,179 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index includes publicly issued U.S. Treasury securities that have a remaining maturity greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort 7-10 Year Treasury from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort 7-10 Year Treasury	16.48%	-1.20%	-3.36%
ICE U.S. Treasury 7-10 Year Bond Index	-8.59%	0.96%	1.33%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 7-10 Year Treasury	1.10%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Futures Contracts	(1%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT 7-10 YEAR TREASURY PST :: LXI

ProShares UltraShort 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 25.29%1. For the same period, the Index had a total return of –14.42%2 and a volatility of 15.95%. For the period, the Fund had an average daily volume of 6,888,505 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort 20+ Year Treasury from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort 20+ Year Treasury	25.29%	-6.09%	-8.17%
ICE U.S. Treasury 20+ Year Bond Index	-14.42%	0.88%	1.62%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 20+ Year Treasury	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Futures Contracts	(2%)
Total Exposure	(202%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXII :: TBT ULTRASHORT 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –18.55%1. For the same period, the Index had a total return of 3.41%2 and a volatility of 20.95%. For the period, the Fund had an average daily volume of 11,377 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the basic materials industry. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Basic Materials from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Basic Materials	-18.55%	-32.35%	-28.40%
Dow Jones U.S. Basic Materials Index	3.41%	12.09%	10.82%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Basic Materials	3.84%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	75.4%
Metals & Mining	24.4%
Paper & Forest Products	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT BASIC MATERIALS SMN :: LXIII

ProShares UltraShort Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –10.88%1. For the same period, the Index had a total return of –0.46%2 and a volatility of 19.89%. For the period, the Fund had an average daily volume of 4,413 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the consumer goods industry. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Goods from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Goods	-10.88%	-25.18%	-26.20%
Dow Jones U.S. Consumer Goods Index	-0.46%	10.29%	12.30%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Goods	7.90%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food, Beverage & Tobacco	38.9%
Automobiles & Components	25.2%
Household & Personal Products	17.2%
Consumer Durables & Apparel	12.9%
Media & Entertainment	3.7%
Retailing	1.1%
Capital Goods	0.6%
Food & Staples Retailing	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXIV :: SZK ULTRASHORT CONSUMER GOODS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 32.36%1. For the same period, the Index had a total return of –19.77%2 and a volatility of 22.86%. For the period, the Fund had an average daily volume of 3,358 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the consumer services industry. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Services from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Services	32.36%	-24.77%	-28.73%
Dow Jones U.S. Consumer Services Index	-19.77%	9.23%	13.57%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Services	7.25%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	46.7%
Consumer Services	18.4%
Media & Entertainment	18.3%
Food & Staples Retailing	11.7%
Transportation	3.2%
Health Care Equipment & Services	0.9%
Commercial & Professional Services	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT CONSUMER SERVICES SCC :: LXV

ProShares UltraShort Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –2.01%1. For the same period, the Index had a total return of –2.65%2 and a volatility of 15.59%. For the period, the Fund had an average daily volume of 809,824 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Dow30SM from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Dow30SM	-2.01%	-27.99%	-27.22%
Dow Jones Industrial Average Index	-2.65%	11.87%	12.90%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Dow30SM	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(194%)
Futures Contracts	(6%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Health Care	20.5%
Information Technology	20.4%
Financials	16.1%
Industrials	13.8%
Consumer Discretionary	13.5%
Consumer Staples	7.7%
Energy	3.4%
Communication Services	3.2%
Materials	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVI :: DXD ULTRASHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –5.18%1. For the same period, the Index had a total return of –3.03%2 and a volatility of 19.40%. For the period, the Fund had an average daily volume of 36,749 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the financials industry. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Financials from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Financials	-5.18%	-30.30%	-30.94%
Dow Jones U.S. Financials Index	-3.03%	11.08%	13.82%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Financials	1.21%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Diversified Financials	32.4%
Banks	23.4%
Real Estate	20.0%
Insurance	13.8%
Software & Services	10.0%
Commercial & Professional Services	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FINANCIALS SKF :: LXVII

ProShares UltraShort FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the FTSE China 50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 24.57%1. For the same period, the Index had a total return of –29.48%2 and a volatility of 35.56%. For the period, the Fund had an average daily volume of 27,970 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort FTSE China 50 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort FTSE China 50	24.57%	-17.54%	-22.45%
FTSE China 50 Index	-29.48%	-1.27%	2.98%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE China 50	1.26%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Consumer Discretionary	33.7%
Financials	28.7%
Communication Services	17.9%
Real Estate	4.0%
Energy	3.8%
Information Technology	3.3%
Health Care	3.1%
Consumer Staples	2.6%
Materials	1.7%
Industrials	1.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVIII :: FXP ULTRASHORT FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the FTSE Developed Europe All Cap Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 9.93%1. For the same period, the Index had a total return of –10.85%2 and a volatility of 19.82%. For the period, the Fund had an average daily volume of 103,374 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large-, mid- and small-cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort FTSE Europe from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort FTSE Europe	9.93%	-18.26%	-23.27%
FTSE Developed Europe All Cap Index®	-10.85%	4.34%	7.57%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE Europe	1.48%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	23.9%
Switzerland	15.8%
France	15.4%
Germany	12.3%
Others	6.7%
Netherlands	6.6%
Sweden	5.8%
Spain	4.0%
Denmark	3.9%
Italy	3.5%
Finland	2.1%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Financials	16.2%
Industrials	15.3%
Health Care	14.5%
Consumer Staples	11.8%
Consumer Discretionary	9.8%
Materials	8.0%
Information Technology	7.4%
Energy	6.1%
Utilities	4.5%
Communication Services	4.1%
Real Estate	2.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FTSE EUROPE EPV :: LXIX

ProShares UltraShort Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –15.65%1. For the same period, the Index had a total return of 4.58%2 and a volatility of 15.55%. For the period, the Fund had an average daily volume of 8,979 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the healthcare industry. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Health Care from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Health Care	-15.65%	-29.04%	-31.32%
Dow Jones U.S. Health Care Index	4.58%	13.49%	15.87%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Health Care	4.61%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Health Care Index – Composition

% of Index
Pharmaceuticals	29.4%
Health Care Providers & Services	21.5%
Health Care Equipment & Supplies	19.6%
Biotechnology	16.6%
Life Sciences Tools & Services	12.7%
Health Care Technology	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXX :: RXD ULTRASHORT HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 18.18%1. For the same period, the Index had a total return of –12.82%2 and a volatility of 18.10%. For the period, the Fund had an average daily volume of 9,155 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the industrials industry. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Industrials from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Industrials	18.18%	-27.75%	-29.72%
Dow Jones U.S. Industrials Index	-12.82%	9.89%	13.31%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Industrials	5.16%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Industrials Index – Composition

% of Index
Capital Goods	49.6%
Software & Services	17.1%
Transportation	12.9%
Commercial & Professional Services	7.7%
Materials	6.4%
Technology Hardware & Equipment	5.9%
Pharmaceuticals, Biotechnology & Life Sciences	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT INDUSTRIALS SIJ :: LXXI

ProShares UltraShort MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 0.30%1. For the same period, the Index had a total return of –6.52%2 and a volatility of 20.78%. For the period, the Fund had an average daily volume of 3,134 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MidCap400 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort MidCap400	0.30%	-28.03%	-28.63%
S&P MidCap 400 Index	-6.52%	9.56%	12.23%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MidCap400	2.78%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(191%)
Futures Contracts	(9%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Industrials	18.5%
Financials	14.7%
Consumer Discretionary	14.0%
Information Technology	13.1%
Real Estate	9.3%
Health Care	9.2%
Materials	7.6%
Energy	4.5%
Consumer Staples	3.8%
Utilities	3.7%
Communication Services	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXII :: MZZ ULTRASHORT MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Brazil 25/50 Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –24.45%1. For the same period, the Index had a total return 0.22%2 and a volatility of 27.84%. For the period, the Fund had an average daily volume of 102,075 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. The Index covers approximately 85% of the free float-adjusted market capitalization in Brazil.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MSCI Brazil Capped from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Brazil Capped	-24.45%	-40.19%	-31.00%
MSCI Brazil 25/50 Index	0.22%	4.75%	0.10%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Brazil Capped	1.27%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Materials	25.9%
Financials	23.9%
Energy	17.3%
Consumer Staples	8.9%
Industrials	7.1%
Utilities	6.5%
Consumer Discretionary	4.3%
Health Care	3.1%
Communication Services	2.3%
Information Technology	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI BRAZIL CAPPED BZQ :: LXXIII

ProShares UltraShort MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI EAFE Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 15.16%1. For the same period, the Index had a total return of –10.38%2 and a volatility of 15.65%. For the period, the Fund had an average daily volume of 5,394 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI EAFE from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI EAFE	15.16%	-15.25%	-19.65%
MSCI EAFE Index	-10.38%	4.17%	7.15%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI EAFE	4.29%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	22.1%
United Kingdom	15.9%
France	11.4%
Others	10.8%
Switzerland	10.1%
Germany	8.2%
Australia	8.1%
Netherlands	4.2%
Sweden	3.5%
Hong Kong	3.0%
Denmark	2.7%

MSCI EAFE Index – Composition

% of Index
Financials	17.6%
Industrials	15.0%
Health Care	13.3%
Consumer Discretionary	11.2%
Consumer Staples	10.4%
Materials	8.2%
Information Technology	8.1%
Communication Services	5.0%
Energy	4.8%
Utilities	3.5%
Real Estate	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXIV :: EFU ULTRASHORT MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Emerging Markets Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 37.43%1. For the same period, the Index had a total return of –19.83%2 and a volatility of 17.62%. For the period, the Fund had an average daily volume of 16,930 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted market capitalization in emerging market countries.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Emerging Markets from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Emerging Markets	37.43%	-18.41%	-18.58%
MSCI Emerging Markets Index	-19.83%	3.80%	4.17%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Emerging Markets	1.71%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	30.8%
Taiwan	16.0%
India	12.8%
Korea	12.7%
Others	7.9%
Brazil	5.5%
Saudi Arabia	4.4%
South Africa	3.8%
Mexico	2.3%
Thailand	1.9%
Indonesia	1.9%

MSCI Emerging Markets
Index – Composition

% of Index
Financials	21.8%
Information Technology	21.1%
Consumer Discretionary	12.9%
Communication Services	10.2%
Materials	9.1%
Consumer Staples	6.0%
Industrials	5.5%
Energy	5.0%
Health Care	3.6%
Utilities	2.7%
Real Estate	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI EMERGING MARKETS EEV :: LXXV

ProShares UltraShort MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Japan Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 22.67%1. For the same period, the Index had a total return of –13.32%2 and a volatility of 17.57%. For the period, the Fund had an average daily volume of 12,689 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in Japan.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Japan from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Japan	22.67%	-13.36%	-19.84%
MSCI Japan Index	-13.32%	3.67%	6.99%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Japan	1.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	22.1%
Consumer Discretionary	18.7%
Information Technology	14.2%
Financials	10.2%
Health Care	9.4%
Communication Services	8.6%
Consumer Staples	6.4%
Materials	5.0%
Real Estate	3.5%
Utilities	1.0%
Energy	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVI :: EWV ULTRASHORT MSCI JAPAN :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ Biotechnology® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 31.29%1. For the same period, the Index had a total return of –21.52%2 and a volatility of 25.44%. For the period, the Fund had an average daily volume of 18,450 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Nasdaq Biotechnology from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Nasdaq Biotechnology	31.29%	-24.18%	-33.76%
NASDAQ Biotechnology Index	-21.52%	5.04%	11.72%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Nasdaq Biotechnology	1.55%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	78.7%
Pharmaceuticals	13.8%
Life Sciences Tools & Services	5.9%
Health Care Equipment & Suppli	1.0%
Health Care Providers & Servic	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: LXXVII

ProShares UltraShort Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –74.73%1. For the same period, the Index had a total return of 72.84%2 and a volatility of 29.93%. For the period, the Fund had an average daily volume of 136,650 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the oil and gas sector. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Oil & Gas from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Oil & Gas	-74.73%	-41.41%	-29.82%
Dow Jones U.S. Oil & Gas Index	72.84%	10.19%	6.06%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Oil & Gas	1.32%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	90.7%
Energy Equipment & Services	8.0%
Electric Equipment	0.5%
Electric Utilities	0.4%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVIII :: DUG ULTRASHORT OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ-100® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –4.49%1. For the same period, the Index had a total return of –6.96%2 and a volatility of 25.13%. For the period, the Fund had an average daily volume of 13,620,985 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Nasdaq Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort QQQ from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort QQQ	-4.49%	-38.61%	-36.71%
NASDAQ-100 Index	-6.96%	17.99%	18.79%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort QQQ	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(198%)
Futures Contracts	(2%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	51.0%
Communication Services	16.9%
Consumer Discretionary	15.0%
Health Care	6.2%
Consumer Staples	6.1%
Industrials	3.4%
Utilities	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT QQQ QID :: LXXIX

ProShares UltraShort Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –12.78%1. For the same period, the Index had a total return of 1.53%2 and a volatility of 18.45%. For the period, the Fund had an average daily volume of 61,123 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to track the performance of real estate investment trusts ("REITs") and other companies that invest directly or indirectly in real estate through development, management or ownership, including property agencies. Component companies include, among others, real estate holding and development and real estate services companies and REITs. REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Real Estate from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Real Estate	-12.78%	-25.14%	-23.98%
Dow Jones U.S. Real Estate Index	1.53%	8.16%	9.08%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Real Estate	1.20%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.9%
Real Estate Management & Development	3.9%
Mortgage Real Estate Investment Trusts (REITs)	2.5%
Professional Services	1.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXX :: SRS ULTRASHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 20.54%1. For the same period, the Index had a total return of –16.92%2 and a volatility of 23.87%. For the period, the Fund had an average daily volume of 2,901,008 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 10% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the U.S. equity market and includes approximately 3,000 of the largest companies in the U.S. The Russell 3000® Index includes large-, mid-, and small-capitalization companies.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Russell2000 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Russell2000	20.54%	-28.29%	-29.29%
Russell 2000 Index	-16.92%	7.71%	10.83%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Russell2000	1.09%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(196%)
Futures Contracts	(4%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	16.4%
Industrials	15.6%
Health Care	14.8%
Information Technology	12.9%
Consumer Discretionary	10.1%
Energy	8.3%
Real Estate	7.7%
Materials	4.2%
Consumer Staples	3.8%
Utilities	3.3%
Communication Services	2.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT RUSSELL2000 TWM :: LXXXI

ProShares UltraShort S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –8.93%1. For the same period, the Index had a total return of –0.30%2 and a volatility of 18.10%. For the period, the Fund had an average daily volume of 7,922,607 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort S&P500® from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort S&P500®	-8.93%	-29.50%	-28.98%
S&P 500 Index	-0.30%	13.38%	14.39%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Futures Contracts	(1%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	27.1%
Health Care	14.4%
Financials	11.2%
Consumer Discretionary	10.9%
Communication Services	8.8%
Industrials	7.7%
Consumer Staples	6.5%
Energy	4.8%
Utilities	3.0%
Materials	2.8%
Real Estate	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXII :: SDS ULTRASHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –38.73%1. For the same period, the Index had a total return of 2.84%2 and a volatility of 37.53%. For the period, the Fund had an average daily volume of 18,171 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the semiconductors sub-sector. Component companies are engaged in the production and distribution of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Semiconductors from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Semiconductors	-38.73%	-52.89%	-47.26%
Dow Jones U.S. Semiconductors Index	2.84%	23.18%	22.66%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Semiconductors	2.52%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Semiconductors Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT SEMICONDUCTORS SSG :: LXXXIII

ProShares UltraShort SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of 2.81%1. For the same period, the Index had a total return of –8.73%2 and a volatility of 21.84%. For the period, the Fund had an average daily volume of 4,462 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counter party becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort SmallCap600 from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort SmallCap600	2.81%	-31.07%	-31.36%
S&P SmallCap 600 Index	-8.73%	9.78%	12.71%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort SmallCap600	2.41%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Financials	17.8%
Industrials	16.4%
Information Technology	13.1%
Consumer Discretionary	12.0%
Health Care	11.5%
Real Estate	7.6%
Energy	7.0%
Materials	5.7%
Consumer Staples	5.1%
Utilities	2.0%
Communication Services	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXIV :: SDD ULTRASHORT SMALLCAP600 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –14.02%1. For the same period, the Index had a total return of –4.05%2 and a volatility of 27.46%. For the period, the Fund had an average daily volume of 27,989 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the technology industry. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Technology from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Technology	-14.02%	-43.95%	-38.78%
Dow Jones U.S. Technology Index	-4.05%	20.92%	19.16%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Technology	2.18%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Technology Index – Composition

% of Index
Software & Services	36.3%
Technology Hardware & Equipment	25.6%
Semiconductors & Semiconductor Equipment	19.7%
Media & Entertainment	17.1%
Retailing	0.5%
Health Care Equipment & Services	0.5%
Telecommunication Services	0.2%
Consumer Durables & Apparel	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT TECHNOLOGY REW :: LXXXV

ProShares UltraShort Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2022, the Fund had a total return of –32.77%1. For the same period, the Index had a total return of 17.25%2 and a volatility of 15.12%. For the period, the Fund had an average daily volume of 7,544 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to measure the stock performance of U.S. companies in the utilities industry. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities. The Index is a market cap weighted index that is updated in March, June, September and December.

During the year ended May 31, 2022, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Utilities from May 31, 2012 to May 31, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/22

	One Year	Five Years	Ten Years
ProShares UltraShort Utilities	-32.77%	-26.54%	-26.69%
Dow Jones U.S. Utilities Index	17.25%	9.92%	11.58%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Utilities	4.17%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2021. Contractual fee waivers are in effect through September 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/22

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Utilities Index – Composition

% of Index
Electric Utilities	60.5%
Multi-Utilities	29.1%
Gas Utilities	4.4%
Water Utilities	3.3%
Independent Power and Renewable Electricity Producers	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVI :: SDP ULTRASHORT UTILITIES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: LXXXVII

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2022.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2022.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short 7-10 Year Treasury
Actual	$1,000.00	$1,103.40	$4.98	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short 20+ Year Treasury
Actual	$1,000.00	$1,261.80	$5.08	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
Short Dow30SM
Actual	$1,000.00	$1,014.10	$4.77	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Financials
Actual	$1,000.00	$1,018.00	$4.78	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short FTSE China 50
Actual	$1,000.00	$1,048.80	$4.85	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short High Yield
Actual	$1,000.00	$1,031.70	$4.81	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MidCap400
Actual	$1,000.00	$1,033.60	$4.82	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MSCI EAFE
Actual	$1,000.00	$1,048.70	$4.85	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

LXXXVIII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short MSCI Emerging Markets
Actual	$1,000.00	$1,088.00	$4.95	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short QQQ
Actual	$1,000.00	$1,202.60	$5.22	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Real Estate
Actual	$1,000.00	$1,035.20	$4.82	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Russell2000
Actual	$1,000.00	$1,121.30	$5.02	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short S&P500®
Actual	$1,000.00	$1,066.40	$4.53	0.88%
Hypothetical	$1,000.00	$1,020.54	$4.43	0.88%
Short SmallCap600
Actual	$1,000.00	$1,044.30	$4.84	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 7-10 Year Treasury
Actual	$1,000.00	$799.90	$4.26	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 20+ Year Treasury
Actual	$1,000.00	$587.60	$3.76	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Basic Materials
Actual	$1,000.00	$1,118.90	$5.02	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Goods
Actual	$1,000.00	$765.10	$4.18	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Services
Actual	$1,000.00	$571.20	$3.72	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Dow30SM
Actual	$1,000.00	$908.60	$4.52	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Financials
Actual	$1,000.00	$878.50	$4.45	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra FTSE China 50
Actual	$1,000.00	$642.30	$3.93	0.96%
Hypothetical	$1,000.00	$1,020.14	$4.84	0.96%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: LXXXIX

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra FTSE Europe
Actual	$1,000.00	$822.90	$4.32	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Health Care
Actual	$1,000.00	$961.90	$4.65	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra High Yield
Actual	$1,000.00	$894.60	$4.49	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Industrials
Actual	$1,000.00	$778.80	$4.21	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MidCap400
Actual	$1,000.00	$840.50	$4.36	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Brazil Capped
Actual	$1,000.00	$1,622.30	$6.21	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI EAFE
Actual	$1,000.00	$834.70	$4.35	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Emerging Markets
Actual	$1,000.00	$757.10	$4.16	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Japan
Actual	$1,000.00	$752.50	$4.19	0.96%
Hypothetical	$1,000.00	$1,020.14	$4.84	0.96%
Ultra Nasdaq Biotechnology
Actual	$1,000.00	$573.80	$3.73	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Cloud Computing
Actual	$1,000.00	$388.70	$3.29	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Cybersecurity
Actual	$1,000.00	$627.20	$3.85	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Oil & Gas
Actual	$1,000.00	$2,386.40	$8.02	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra QQQ
Actual	$1,000.00	$579.60	$3.74	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XC :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra Real Estate
Actual	$1,000.00	$852.70	$4.39	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Russell2000
Actual	$1,000.00	$692.80	$4.01	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra S&P500®
Actual	$1,000.00	$801.50	$4.04	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
Ultra Semiconductors
Actual	$1,000.00	$524.70	$3.61	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra SmallCap600
Actual	$1,000.00	$825.50	$4.32	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Technology
Actual	$1,000.00	$563.40	$3.70	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Telecommunications
Actual	$1,000.00	$853.60	$4.39	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Utilities
Actual	$1,000.00	$1,283.70	$5.41	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Dow30SM
Actual	$1,000.00	$843.90	$4.37	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro MidCap400
Actual	$1,000.00	$734.40	$4.11	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro QQQ
Actual	$1,000.00	$405.90	$3.01	0.86%
Hypothetical	$1,000.00	$1,020.64	$4.33	0.86%
UltraPro Russell2000
Actual	$1,000.00	$542.70	$3.65	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro S&P500®
Actual	$1,000.00	$688.30	$3.87	0.92%
Hypothetical	$1,000.00	$1,020.34	$4.63	0.92%
UltraPro Short 20+ Year Treasury
Actual	$1,000.00	$1,934.40	$6.95	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCI

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraPro Short Dow30SM
Actual	$1,000.00	$999.90	$4.74	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short MidCap400
Actual	$1,000.00	$1,012.40	$4.77	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short QQQ
Actual	$1,000.00	$1,496.40	$5.91	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Russell2000
Actual	$1,000.00	$1,262.00	$5.36	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short S&P500®
Actual	$1,000.00	$1,129.90	$4.78	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
UltraShort 7-10 Year Treasury
Actual	$1,000.00	$1,218.60	$5.25	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort 20+ Year Treasury
Actual	$1,000.00	$1,576.20	$5.72	0.89%
Hypothetical	$1,000.00	$1,020.49	$4.48	0.89%
UltraShort Basic Materials
Actual	$1,000.00	$790.30	$4.24	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Consumer Goods
Actual	$1,000.00	$1,141.80	$5.07	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Consumer Services
Actual	$1,000.00	$1,454.20	$5.81	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Dow30SM
Actual	$1,000.00	$1,017.50	$4.78	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Financials
Actual	$1,000.00	$1,017.90	$4.78	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE China 50
Actual	$1,000.00	$970.80	$4.67	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE Europe
Actual	$1,000.00	$1,062.80	$4.89	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XCII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort Health Care
Actual	$1,000.00	$956.50	$4.63	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Industrials
Actual	$1,000.00	$1,154.30	$5.10	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MidCap400
Actual	$1,000.00	$1,043.90	$4.84	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Brazil Capped
Actual	$1,000.00	$504.30	$3.56	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI EAFE
Actual	$1,000.00	$1,100.20	$4.97	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Emerging Markets
Actual	$1,000.00	$1,157.70	$5.11	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Japan
Actual	$1,000.00	$1,214.90	$5.25	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Nasdaq Biotechnology
Actual	$1,000.00	$1,424.50	$5.74	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Oil & Gas
Actual	$1,000.00	$339.30	$3.17	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort QQQ
Actual	$1,000.00	$1,377.70	$5.63	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Real Estate
Actual	$1,000.00	$1,052.70	$4.86	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Russell2000
Actual	$1,000.00	$1,214.00	$5.24	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort S&P500®
Actual	$1,000.00	$1,112.90	$4.74	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
UltraShort Semiconductors
Actual	$1,000.00	$1,199.90	$5.21	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCIII

	Beginning Account Value 12/1/2021	Ending Account Value 05/31/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort SmallCap600
Actual	$1,000.00	$1,061.80	$4.88	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Technology
Actual	$1,000.00	$1,362.20	$5.59	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Utilities
Actual	$1,000.00	$731.00	$4.10	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

XCIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 79.4%
Repurchase Agreements (a) — 35.7%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $61,356,691 (Cost $61,355,455)	$61,355,455	$61,355,455
U.S. Treasury Obligations — 43.7%
U.S. Treasury Bills
0.35%, 6/2/2022 (b)	50,000,000	49,999,283
1.00%, 8/18/2022 (b)	25,000,000	24,943,464
Total U.S. Treasury Obligations (Cost $74,945,482)		74,942,747
Total Short-Term Investments (Cost $136,300,937)		136,298,202
Total Investments — 79.4% (Cost $136,300,937)		136,298,202
Other assets less liabilities — 20.6%		35,418,452
Net Assets — 100.0%		$171,716,654

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,651,665
Aggregate gross unrealized depreciation	(3,107,678)
Net unrealized depreciation	$(456,013)
Federal income tax cost	$136,300,937

Futures Contracts Sold

Short 7-10 Year Treasury had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	13	9/21/2022	USD	$1,552,078	$11,352

Swap Agreementsa

Short 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(24,359,919)	11/7/2022	Bank of America NA	(0.34)%	ICE U.S. Treasury 7-10 Year Bond Index	2,640,313	(2,640,313)	—	—
(145,880,177)	2/17/2023	Citibank NA	(0.36)%	ICE U.S. Treasury 7-10 Year Bond Index	(3,104,943)	—	3,104,943	—
(170,240,096)					(464,630)
				Total Unrealized Appreciation	2,640,313
				Total Unrealized Depreciation	(3,104,943)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
See accompanying notes to the financial statements.

2 :: TBX SHORT 7-10 YEAR TREASURY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT 7-10 YEAR TREASURY TBX :: 3

Investments	Principal Amount	Value
Short-Term Investments — 100.5%
Repurchase Agreements (a) — 11.8%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $79,738,792 (Cost $79,737,186)	$79,737,186	$79,737,186
U.S. Treasury Obligations (b) — 88.7%
U.S. Treasury Bills
0.36%, 6/2/2022 (c)	110,000,000	109,998,426
0.35%, 6/9/2022 (c)	10,000,000	9,998,822
0.28%, 6/16/2022 (c)	100,000,000	99,975,885
0.53%, 6/21/2022 (c)	100,000,000	99,967,222
0.64%, 6/30/2022 (c)	50,000,000	49,972,611
0.10%, 8/11/2022 (c)	140,000,000	139,715,606
0.08%, 9/8/2022 (c)	30,000,000	29,907,342
0.51%, 11/3/2022 (c)	35,000,000	34,786,240
0.69%, 12/29/2022 (c)	25,000,000	24,768,472
Total U.S. Treasury Obligations (Cost $599,721,195)		599,090,626
Total Short-Term Investments (Cost $679,458,381)		678,827,812
Total Investments — 100.5% (Cost $679,458,381)		678,827,812
Liabilities in excess of other assets — (0.5%)		(3,664,877)
Net Assets — 100.0%		$675,162,935

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $75,855,520.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,462,131
Aggregate gross unrealized depreciation	(8,001,351)
Net unrealized appreciation	$460,780
Federal income tax cost	$679,458,381

Futures Contracts Sold

Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury Long Bond	90	9/21/2022	USD	$12,540,938	$136,935
See accompanying notes to the financial statements.

4 :: TBF SHORT 20+ YEAR TREASURY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(290,397,121)	2/17/2023	Citibank NA	(0.38)%	ICE U.S. Treasury 20+ Year Bond Index	(7,370,782)	7,370,782	—	—
(193,549,892)	1/16/2023	Goldman Sachs International	(0.41)%	ICE U.S. Treasury 20+ Year Bond Index	2,824,366	—	—	2,824,366
(188,935,475)	1/16/2024	Societe Generale	(0.55)%	ICE U.S. Treasury 20+ Year Bond Index	5,500,830	(2,110,603)	(5,505)	3,384,722
(672,882,488)					954,414
				Total Unrealized Appreciation	8,325,196
				Total Unrealized Depreciation	(7,370,782)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT 20+ YEAR TREASURY TBF :: 5

Investments	Principal Amount	Value
Short-Term Investments — 95.3%
Repurchase Agreements (a) — 17.3%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $44,245,372 (Cost $44,244,479)	$44,244,479	$44,244,479
U.S. Treasury Obligations (b) — 78.0%
U.S. Treasury Bills
0.34%, 6/2/2022 (c)	35,000,000	34,999,499
0.37%, 6/7/2022 (c)	5,000,000	4,999,592
0.35%, 6/9/2022 (c)	10,000,000	9,998,822
0.55%, 6/23/2022 (c)	10,000,000	9,996,524
0.58%, 6/30/2022 (c)	10,000,000	9,994,522
0.07%, 8/11/2022 (c)	50,000,000	49,898,431
0.09%, 9/8/2022 (c)	45,000,000	44,861,013
0.51%, 11/3/2022 (c)	35,000,000	34,786,240
Total U.S. Treasury Obligations (Cost $199,897,107)		199,534,643
Total Short-Term Investments (Cost $244,141,586)		243,779,122
Total Investments — 95.3% (Cost $244,141,586)		243,779,122
Other assets less liabilities — 4.7%		11,957,753
Net Assets — 100.0%		$255,736,875

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $9,440,776.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,908,993
Aggregate gross unrealized depreciation	(475,339)
Net unrealized appreciation	$10,433,654
Federal income tax cost	$244,141,586

Futures Contracts Sold

Short Dow30SM had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	99	6/17/2022	USD	$16,320,645	$818,524
See accompanying notes to the financial statements.

6 :: DOG SHORT DOW30SM :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(84,058,826)	5/8/2023	Bank of America NA	(1.03)%	Dow Jones Industrial AverageSM	388,006	(6,031)	—	381,975
(3,496,953)	11/6/2023	Barclays Capital	(1.03)%	Dow Jones Industrial AverageSM	(17,535)	—	—	(17,535)
(75,613,355)	5/8/2023	BNP Paribas SA	(1.13)%	Dow Jones Industrial AverageSM	4,675,016	(4,253,181)	(1,856)	419,979
(9,699,095)	4/10/2023	Citibank NA	(1.31)%	Dow Jones Industrial AverageSM	(95,340)	95,340	—	—
(9,930,026)	3/7/2023	Goldman Sachs International	(1.18)%	Dow Jones Industrial AverageSM	945,888	(945,888)	—	—
(3,562,933)	3/7/2023	Societe Generale	(0.93)%	Dow Jones Industrial AverageSM	76,148	(73,696)	(2,452)	—
(52,978,900)	3/7/2023	UBS AG	(1.03)%	Dow Jones Industrial AverageSM	4,005,411	—	(3,670,000)	335,411
(239,340,088)					9,977,594
				Total Unrealized Appreciation	10,090,469
				Total Unrealized Depreciation	(112,875)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT DOW30SM DOG :: 7

Investments	Principal Amount	Value
Short-Term Investments — 85.8%
Repurchase Agreements (a) — 85.8%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $15,866,330 (Cost $15,866,010)	$15,866,010	$15,866,010
Total Investments — 85.8% (Cost $15,866,010)		15,866,010
Other assets less liabilities — 14.2%		2,627,805
Net Assets — 100.0%		$18,493,815

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$661,249
Aggregate gross unrealized depreciation	(372,033)
Net unrealized appreciation	$289,216
Federal income tax cost	$15,866,010

Swap Agreementsa

Short Financials had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(3,622,384)	5/8/2023	Bank of America NA	(0.73)%	Dow Jones U.S. FinancialsSM Index[f]	(28,223)	—	28,223	—
(7,244,768)	5/8/2023	BNP Paribas SA	(1.03)%	Dow Jones U.S. FinancialsSM Index[f]	464,934	(464,934)	—	—
(1,050,491)	4/10/2023	Citibank NA	(0.98)%	Dow Jones U.S. FinancialsSM Index[f]	95,464	—	—	95,464
(726,789)	3/7/2023	Goldman Sachs International	(0.93)%	Dow Jones U.S. FinancialsSM Index[f]	82,879	—	—	82,879
(891,723)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. FinancialsSM Index[f]	(309,542)	—	293,000	(16,542)
(939,508)	3/7/2023	Societe Generale	(0.93)%	Dow Jones U.S. FinancialsSM Index[f]	17,972	—	—	17,972
(4,013,139)	3/7/2023	UBS AG	(0.93)%	Dow Jones U.S. FinancialsSM Index[f]	(34,268)	—	34,268	—
(18,488,802)					289,216
				Total Unrealized Appreciation	661,249
				Total Unrealized Depreciation	(372,033)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

8 :: SEF SHORT FINANCIALS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Summary Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT FINANCIALS SEF :: 9

Investments	Principal Amount	Value
Short-Term Investments — 83.4%
Repurchase Agreements (a) — 83.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $5,704,356 (Cost $5,704,241)	$5,704,241	$5,704,241
Total Investments — 83.4% (Cost $5,704,241)		5,704,241
Other assets less liabilities — 16.6%		1,132,182
Net Assets — 100.0%		$6,836,423

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$243,135
Aggregate gross unrealized depreciation	(748,096)
Net unrealized depreciation	$(504,961)
Federal income tax cost	$5,704,241

Swap Agreementsa,f

Short FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,322,870)	4/10/2023	Bank of America NA	0.67%	iShares® China Large-Cap ETF	(498,146)	—	498,146	—
(2,706,456)	4/10/2023	Citibank NA	1.92%	iShares® China Large-Cap ETF	(234,853)	—	234,853	—
(1,172,210)	3/7/2023	Goldman Sachs International	(0.33)%	iShares® China Large-Cap ETF	207,599	(207,599)	—	—
(313,222)	3/7/2023	Societe Generale	0.82%	iShares® China Large-Cap ETF	35,536	(884)	—	34,652
(1,315,940)	4/10/2023	UBS AG	0.92%	iShares® China Large-Cap ETF	(15,097)	—	15,097	—
(6,830,698)					(504,961)
				Total Unrealized Appreciation	243,135
				Total Unrealized Depreciation	(748,096)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

10 :: YXI SHORT FTSE CHINA 50 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 86.4%
Repurchase Agreements (a) — 20.8%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $71,482,831 (Cost $71,481,391)	$71,481,391	$71,481,391
U.S. Treasury Obligations — 65.6%
U.S. Treasury Bills
0.34%, 6/2/2022 (b)	45,000,000	44,999,356
0.37%, 6/7/2022 (b)	25,000,000	24,997,958
0.35%, 6/9/2022 (b)	10,000,000	9,998,822
0.63%, 6/30/2022 (b)	70,000,000	69,961,655
0.71%, 7/5/2022 (b)	75,000,000	74,952,188
Total U.S. Treasury Obligations (Cost $224,911,266)		224,909,979
Total Short-Term Investments (Cost $296,392,657)		296,391,370
Total Investments — 86.4% (Cost $296,392,657)		296,391,370
Other assets less liabilities — 13.6%		46,650,451
Net Assets — 100.0%		$343,041,821

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,518,852
Aggregate gross unrealized depreciation	(592,662)
Net unrealized appreciation	$1,926,190
Federal income tax cost	$296,392,657

Swap Agreementsa,f

Short High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(153,898,804)	4/10/2023	Citibank NA	1.92%	iShares® iBoxx $ High Yield Corporate Bond ETF	(588,720)	—	588,720	—
(90,213,388)	3/7/2023	Goldman Sachs International	3.42%	iShares® iBoxx $ High Yield Corporate Bond ETF	376,657	—	(1,843)	374,814
(98,904,250)	11/7/2022	UBS AG	2.17%	iShares® iBoxx $ High Yield Corporate Bond ETF	2,139,540	—	(2,030,000)	109,540
(343,016,442)					1,927,477
				Total Unrealized Appreciation	2,516,197
				Total Unrealized Depreciation	(588,720)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT HIGH YIELD SJB :: 11

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

12 :: SJB SHORT HIGH YIELD :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 87.9%
Repurchase Agreements (a) — 87.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $10,726,330 (Cost $10,726,113)	$10,726,113	$10,726,113
Total Investments — 87.9% (Cost $10,726,113)		10,726,113
Other assets less liabilities — 12.1%		1,480,272
Net Assets — 100.0%		$12,206,385

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$756,159
Aggregate gross unrealized depreciation	(212,953)
Net unrealized appreciation	$543,206
Federal income tax cost	$10,726,113

Futures Contracts Sold

Short MidCap400 had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	4	6/17/2022	USD	$1,005,280	$4,582

Swap Agreementsa

Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(3,998,532)	5/8/2023	Bank of America NA	(0.93)%	S&P MidCap 400®	60,343	(30,705)	—	29,638
(1,438,465)	5/8/2023	BNP Paribas SA	(0.98)%	S&P MidCap 400®	130,359	—	—	130,359
(1,395,714)	4/10/2023	Citibank NA	(1.03)%	S&P MidCap 400®	202,209	—	(202,209)	—
(1,269,974)	11/7/2022	Morgan Stanley & Co. International plc	(0.63)%	S&P MidCap 400®	(212,953)	—	212,953	—
(3,095,719)	3/7/2023	Societe Generale	(0.56)%	S&P MidCap 400®	358,666	(358,666)	—	—
(11,198,404)					538,624
				Total Unrealized Appreciation	751,577
				Total Unrealized Depreciation	(212,953)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT MIDCAP400 MYY :: 13

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

14 :: MYY SHORT MIDCAP400 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 109.1%
Repurchase Agreements (a) — 55.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $35,848,086 (Cost $35,847,364)	$35,847,364	$35,847,364
U.S. Treasury Obligations — 53.9%
U.S. Treasury Bills
0.35%, 6/9/2022 (b)	10,000,000	9,998,822
0.55%, 6/21/2022 (b)	25,000,000	24,991,806
Total U.S. Treasury Obligations (Cost $34,991,549)		34,990,628
Total Short-Term Investments (Cost $70,838,913)		70,837,992
Total Investments — 109.1% (Cost $70,838,913)		70,837,992
Liabilities in excess of other assets — (9.1%)		(5,879,578)
Net Assets — 100.0%		$64,958,414

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,225,695
Aggregate gross unrealized depreciation	(1,381,559)
Net unrealized depreciation	$(155,864)
Federal income tax cost	$70,838,913

Swap Agreementsa,f

Short MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(11,912,841)	4/10/2023	Citibank NA	(0.43)%	iShares® MSCI EAFE ETF	259,939	—	(190,000)	69,939
(18,237,411)	3/7/2023	Goldman Sachs International	(0.88)%	iShares® MSCI EAFE ETF	965,756	(845,091)	(756)	119,909
(2,858,873)	3/7/2023	Societe Generale	(0.03)%	iShares® MSCI EAFE ETF	(575,452)	—	575,452	—
(31,537,838)	3/7/2023	UBS AG	(0.43)%	iShares® MSCI EAFE ETF	(805,186)	—	805,186	—
(64,546,963)					(154,943)
				Total Unrealized Appreciation	1,225,695
				Total Unrealized Depreciation	(1,380,638)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT MSCI EAFE EFZ :: 15

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

16 :: EFZ SHORT MSCI EAFE :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 84.9%
Repurchase Agreements (a) — 84.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $36,553,215 (Cost $36,552,480)	$36,552,480	$36,552,480
Total Investments — 84.9% (Cost $36,552,480)		36,552,480
Other assets less liabilities — 15.1%		6,493,083
Net Assets — 100.0%		$43,045,563

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,921,247
Aggregate gross unrealized depreciation	(756,433)
Net unrealized appreciation	$3,164,814
Federal income tax cost	$36,552,480

Swap Agreementsa,f

Short MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,184,036)	5/8/2023	Bank of America NA	(0.03)%	iShares® MSCI Emerging Markets ETF	684,612	(684,612)	—	—
(9,655,573)	4/10/2023	Citibank NA	(0.28)%	iShares® MSCI Emerging Markets ETF	1,949,712	—	(1,949,712)	—
(10,698,506)	3/7/2023	Goldman Sachs International	(0.33)%	iShares® MSCI Emerging Markets ETF	532,413	(530,357)	(2,056)	—
(492,965)	4/10/2023	Morgan Stanley & Co. International plc	(0.28)%	iShares® MSCI Emerging Markets ETF	89,793	—	(89,793)	—
(8,181,956)	3/7/2023	Societe Generale	0.87%	iShares® MSCI Emerging Markets ETF	(756,433)	—	756,433	—
(11,485,984)	11/9/2022	UBS AG	0.27%	iShares® MSCI Emerging Markets ETF	664,717	—	(664,717)	—
(42,699,020)					3,164,814
				Total Unrealized Appreciation	3,921,247
				Total Unrealized Depreciation	(756,433)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT MSCI EMERGING MARKETS EUM :: 17

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

18 :: EUM SHORT MSCI EMERGING MARKETS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 92.7%
Repurchase Agreements (a) — 11.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $120,638,978 (Cost $120,636,549)	$120,636,549	$120,636,549
U.S. Treasury Obligations (b) — 81.6%
U.S. Treasury Bills
0.34%, 6/2/2022 (c)	335,000,000	334,995,206
0.37%, 6/7/2022 (c)	5,000,000	4,999,592
0.47%, 6/9/2022 (c)	110,000,000	109,987,044
0.14%, 6/16/2022 (c)	55,000,000	54,986,737
0.52%, 6/21/2022 (c)	35,000,000	34,988,528
0.57%, 6/23/2022 (c)	60,000,000	59,979,146
0.63%, 6/30/2022 (c)	85,000,000	84,953,439
0.07%, 7/14/2022 (c)	20,000,000	19,980,228
0.09%, 8/11/2022 (c)	20,000,000	19,959,372
0.65%, 8/18/2022 (c)	25,000,000	24,943,464
0.14%, 9/8/2022 (c)	45,000,000	44,861,013
0.51%, 11/3/2022 (c)	50,000,000	49,694,628
0.69%, 12/29/2022 (c)	40,000,000	39,629,554
Total U.S. Treasury Obligations (Cost $884,580,043)		883,957,951
Total Short-Term Investments (Cost $1,005,216,592)		1,004,594,500
Total Investments — 92.7% (Cost $1,005,216,592)		1,004,594,500
Other assets less liabilities — 7.3%		79,165,920
Net Assets — 100.0%		$1,083,760,420

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $87,699,879.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$134,573,076
Aggregate gross unrealized depreciation	(1,861,310)
Net unrealized appreciation	$132,711,766
Federal income tax cost	$1,005,216,592

Futures Contracts Sold

Short QQQ had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	70	6/17/2022	USD	$17,705,100	$3,143,700
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT QQQ PSQ :: 19

Swap Agreementsa

Short QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(146,155,318)	5/8/2023	Bank of America NA	(1.13)%	NASDAQ-100 Index®	12,801,722	(12,801,722)	—	—
(10,796,353)	11/6/2023	Barclays Capital	(1.03)%	NASDAQ-100 Index®	(744,885)	—	—	(744,885)
(292,032,510)	5/8/2023	BNP Paribas SA	(1.18)%	NASDAQ-100 Index®	37,159,323	(30,645,714)	(8,353)	6,505,256
(253,689,021)	4/10/2023	Citibank NA	(1.31)%	NASDAQ-100 Index®	17,449,953	—	(16,660,000)	789,953
(138,860,826)	3/7/2023	Goldman Sachs International	(1.18)%	NASDAQ-100 Index®	24,528,524	(24,506,574)	(21,950)	—
(60,543,017)	5/8/2023	J.P. Morgan Securities	(0.98)%	NASDAQ-100 Index®	18,475,791	—	(18,291,000)	184,791
(75,953,737)	11/7/2022	Morgan Stanley & Co. International plc	(0.63)%	NASDAQ-100 Index®	(494,333)	494,333	—	—
(47,471,086)	3/7/2023	Societe Generale	(1.38)%	NASDAQ-100 Index®	5,273,396	(5,273,396)	—	—
(40,514,492)	3/7/2023	UBS AG	(0.98)%	NASDAQ-100 Index®	15,740,667	—	(15,740,667)	—
(1,066,016,360)					130,190,158
				Total Unrealized Appreciation	131,429,376
				Total Unrealized Depreciation	(1,239,218)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

20 :: PSQ SHORT QQQ :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 92.0%
Repurchase Agreements (a) — 92.0%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $14,964,542 (Cost $14,964,240)	$14,964,240	$14,964,240
Total Investments — 92.0% (Cost $14,964,240)		14,964,240
Other assets less liabilities — 8.0%		1,294,898
Net Assets — 100.0%		$16,259,138

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$326,028
Aggregate gross unrealized depreciation	(425,896)
Net unrealized depreciation	$(99,868)
Federal income tax cost	$14,964,240

Swap Agreementsa

Short Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(3,506,261)	5/8/2023	Bank of America NA	(1.18)%	Dow Jones U.S. Real EstateSM Index	178,899	(178,899)	—	—
(6,251,733)	5/8/2023	BNP Paribas SA	(1.03)%	Dow Jones U.S. Real EstateSM Index	13,444	—	—	13,444
(1,999,721)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. Real EstateSM Index	(404,789)	—	404,789	—
(2,204,475)	3/7/2023	Societe Generale	(0.88)%	Dow Jones U.S. Real EstateSM Index	133,685	(133,685)	—	—
(2,222,984)	3/7/2023	UBS AG	(0.58)%	Dow Jones U.S. Real EstateSM Index	(21,107)	—	21,107	—
(16,185,174)					(99,868)
				Total Unrealized Appreciation	326,028
				Total Unrealized Depreciation	(425,896)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT REAL ESTATE REK :: 21

Investments	Principal Amount	Value
Short-Term Investments — 89.2%
Repurchase Agreements (a) — 14.3%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $65,008,160 (Cost $65,006,851)	$65,006,851	$65,006,851
U.S. Treasury Obligations (b) — 74.9%
U.S. Treasury Bills
0.34%, 6/2/2022 (c)	60,000,000	59,999,142
0.35%, 6/9/2022 (c)	50,000,000	49,994,111
0.51%, 6/21/2022 (c)	25,000,000	24,991,806
0.64%, 6/30/2022 (c)	50,000,000	49,972,611
0.39%, 7/21/2022 (c)	25,000,000	24,970,833
0.07%, 8/11/2022 (c)	30,000,000	29,939,058
0.83%, 8/18/2022 (c)	50,000,000	49,886,927
0.51%, 11/3/2022 (c)	25,000,000	24,847,314
0.69%, 12/29/2022 (c)	25,000,000	24,768,472
Total U.S. Treasury Obligations (Cost $339,700,903)		339,370,274
Total Short-Term Investments (Cost $404,707,754)		404,377,125
Total Investments — 89.2% (Cost $404,707,754)		404,377,125
Other assets less liabilities — 10.8%		48,906,490
Net Assets — 100.0%		$453,283,615

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $43,959,308.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$48,950,569
Aggregate gross unrealized depreciation	(1,177,109)
Net unrealized appreciation	$47,773,460
Federal income tax cost	$404,707,754

Futures Contracts Sold

Short Russell2000 had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	236	6/17/2022	USD	$21,970,420	$2,224,738
See accompanying notes to the financial statements.

22 :: RWM SHORT RUSSELL2000 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(138,697,624)	11/7/2022	Bank of America NA	(0.63)%	Russell 2000® Index	3,226,954	(1,576,578)	—	1,650,376
(8,494,430)	11/6/2023	Barclays Capital	(0.93)%	Russell 2000® Index	(29,383)	—	—	(29,383)
(62,562,775)	5/8/2023	BNP Paribas SA	(0.68)%	Russell 2000® Index	7,888,935	(7,151,625)	—	737,310
(52,951,784)	4/10/2023	Citibank NA	(0.64)%	Russell 2000® Index	5,132,039	—	(4,470,000)	662,039
(102,176,294)	3/7/2023	Goldman Sachs International	(0.83)%	Russell 2000® Index	18,844,621	(18,050,062)	(27,419)	767,140
(28,898,212)	11/7/2022	Morgan Stanley & Co. International plc	(0.53)%	Russell 2000® Index	2,752,650	—	(2,462,000)	290,650
(22,202,581)	3/7/2023	Societe Generale	(0.48)%	Russell 2000® Index	(817,097)	817,097	—	—
(15,336,689)	3/7/2023	UBS AG	(0.33)%	Russell 2000® Index	8,880,632	—	(8,800,000)	80,632
(431,320,389)					45,879,351
				Total Unrealized Appreciation	46,725,831
				Total Unrealized Depreciation	(846,480)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT RUSSELL2000 RWM :: 23

Investments	Principal Amount	Value
Short-Term Investments — 100.5%
Repurchase Agreements (a) — 8.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $208,768,069 (Cost $208,763,865)	$208,763,865	$208,763,865
U.S. Treasury Obligations (b) — 91.6%
U.S. Treasury Bills
0.33%, 6/2/2022 (c)	290,000,000	289,995,850
0.37%, 6/7/2022 (c)	75,000,000	74,993,875
0.44%, 6/9/2022 (c)	175,000,000	174,979,388
0.32%, 6/16/2022 (c)	255,000,000	254,938,507
0.51%, 6/21/2022 (c)	100,000,000	99,967,222
0.56%, 6/23/2022 (c)	175,000,000	174,939,175
0.55%, 6/28/2022 (c)	200,000,000	199,893,124
0.60%, 6/30/2022 (c)	150,000,000	149,917,833
0.71%, 7/5/2022 (c)	100,000,000	99,936,250
0.07%, 7/14/2022 (c)	85,000,000	84,915,969
0.39%, 7/21/2022 (c)	100,000,000	99,883,333
0.10%, 8/11/2022 (c)	100,000,000	99,796,861
0.78%, 8/18/2022 (c)	200,000,000	199,547,708
0.11%, 9/8/2022 (c)	50,000,000	49,845,570
0.51%, 11/3/2022 (c)	75,000,000	74,541,943
0.69%, 12/29/2022 (c)	25,000,000	24,768,472
Total U.S. Treasury Obligations (Cost $2,153,933,050)		2,152,861,080
Total Short-Term Investments (Cost $2,362,696,915)		2,361,624,945
Total Investments — 100.5% (Cost $2,362,696,915)		2,361,624,945
Liabilities in excess of other assets — (0.5%)		(11,166,217)
Net Assets — 100.0%		$2,350,458,728

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $188,822,211.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$108,734,598
Aggregate gross unrealized depreciation	(6,107,731)
Net unrealized appreciation	$102,626,867
Federal income tax cost	$2,362,696,915

Futures Contracts Sold

Short S&P500® had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	124	6/17/2022	USD	$25,613,750	$2,095,719
See accompanying notes to the financial statements.

24 :: SH SHORT S&P500® :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(538,803,435)	5/8/2023	Bank of America NA	(1.08)%	S&P 500®	46,174,945	(44,653,486)	—	1,521,459
(565,711,996)	5/8/2023	BNP Paribas SA	(1.13)%	S&P 500®	1,889,364	(52,926)	—	1,836,438
(222,425,370)	4/10/2023	Citibank NA	(1.31)%	S&P 500®	13,227,423	—	(11,844,133)	1,383,290
(351,943,480)	3/7/2023	Goldman Sachs International	(1.18)%	S&P 500®	18,882,077	(17,103,699)	(35,175)	1,743,203
(219,991,534)	5/8/2023	J.P. Morgan Securities	(0.98)%	S&P 500®	14,703,642	—	(13,329,000)	1,374,642
(100,969,085)	11/7/2022	Morgan Stanley & Co. International plc	(0.63)%	S&P 500®	(5,032,219)	3,832,219	1,200,000	—
(255,709,838)	3/7/2023	Societe Generale	(1.03)%	S&P 500®	5,884,916	(4,690,060)	—	1,194,856
(69,365,196)	3/7/2023	UBS AG	(0.98)%	S&P 500®	5,872,970	—	(5,440,000)	432,970
(2,324,919,934)					101,603,118
				Total Unrealized Appreciation	106,635,337
				Total Unrealized Depreciation	(5,032,219)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: SHORT S&P500® SH :: 25

Investments	Principal Amount	Value
Short-Term Investments — 89.2%
Repurchase Agreements (a) — 89.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $6,309,642 (Cost $6,309,515)	$6,309,515	$6,309,515
Total Investments — 89.2% (Cost $6,309,515)		6,309,515
Other assets less liabilities — 10.8%		761,676
Net Assets — 100.0%		$7,071,191

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$287,375
Aggregate gross unrealized depreciation	(332,228)
Net unrealized depreciation	$(44,853)
Federal income tax cost	$6,309,515

Swap Agreementsa

Short SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,389,670)	11/7/2022	Bank of America NA	(0.83)%	S&P SmallCap 600®	(48,866)	—	48,866	—
(1,159,002)	4/10/2023	Citibank NA	(0.98)%	S&P SmallCap 600®	184,563	—	—	184,563
(2,224,098)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	S&P SmallCap 600®	(127,270)	—	127,270	—
(913,116)	3/7/2023	Societe Generale	(0.48)%	S&P SmallCap 600®	102,812	—	—	102,812
(384,274)	11/7/2022	UBS AG	(0.68)%	S&P SmallCap 600®	(156,092)	—	117,000	(39,092)
(7,070,160)					(44,853)
				Total Unrealized Appreciation	287,375
				Total Unrealized Depreciation	(332,228)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

26 :: SBB SHORT SMALLCAP600 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 97.2%
Repurchase Agreements (a) — 97.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $17,385,220 (Cost $17,384,871)	$17,384,871	$17,384,871
Total Investments — 97.2% (Cost $17,384,871)		17,384,871
Other assets less liabilities — 2.8%		497,461
Net Assets — 100.0%		$17,882,332

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(3,261,171)
Net unrealized depreciation	$(3,261,171)
Federal income tax cost	$17,384,871

Futures Contracts Purchased

Ultra 7-10 Year Treasury had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	1	9/21/2022	USD	$119,391	$(877)

Swap Agreementsa

Ultra 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
21,015,314	8/8/2022	Citibank NA	0.68%	ICE U.S. Treasury 7-10 Year Bond Index	(1,671,361)	—	1,671,361	—
14,718,178	11/6/2023	Goldman Sachs International	0.61%	ICE U.S. Treasury 7-10 Year Bond Index	(1,588,933)	—	1,588,933	—
35,733,492					(3,260,294)
				Total Unrealized Depreciation	(3,260,294)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA 7-10 YEAR TREASURY UST :: 27

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

28 :: UST ULTRA 7-10 YEAR TREASURY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 97.0%
Repurchase Agreements (a) — 97.0%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $35,089,298 (Cost $35,088,590)	$35,088,590	$35,088,590
Total Investments — 97.0% (Cost $35,088,590)		35,088,590
Other assets less liabilities — 3.0%		1,100,084
Net Assets — 100.0%		$36,188,674

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(376,108)
Net unrealized depreciation	$(376,108)
Federal income tax cost	$35,088,590

Futures Contracts Purchased

Ultra 20+ Year Treasury had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	2	9/21/2022	USD	$278,688	$(3,004)

Swap Agreementsa

Ultra 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
15,500,805	1/16/2023	Bank of America NA	0.53%	ICE U.S. Treasury 20+ Year Bond Index	(68,213)	—	68,213	—
35,443,306	2/17/2023	Citibank NA	0.75%	ICE U.S. Treasury 20+ Year Bond Index	(209,152)	—	209,152	—
21,051,171	1/16/2024	Societe Generale	0.97%	ICE U.S. Treasury 20+ Year Bond Index	(95,739)	—	95,739	—
71,995,282					(373,104)
				Total Unrealized Depreciation	(373,104)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA 20+ YEAR TREASURY UBT :: 29

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

30 :: UBT ULTRA 20+ YEAR TREASURY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 76.7%
Chemicals — 57.9%
Air Products and Chemicals, Inc.	11,735	$2,888,688
Albemarle Corp.	6,198	1,614,083
Ashland Global Holdings, Inc.	2,802	299,870
Axalta Coating Systems Ltd.*	11,361	308,565
Celanese Corp.	5,719	895,138
CF Industries Holdings, Inc.	11,353	1,121,336
Chemours Co. (The)	8,469	364,929
Corteva, Inc.	38,491	2,410,306
Dow, Inc.	38,937	2,646,937
DuPont de Nemours, Inc.	27,159	1,842,738
Eastman Chemical Co.	6,831	752,503
Ecolab, Inc.	13,195	2,162,793
Element Solutions, Inc.	11,535	245,580
FMC Corp.	6,709	822,389
Ginkgo Bioworks Holdings, Inc.*(b)	61,053	188,043
Huntsman Corp.	10,961	397,336
Ingevity Corp.*	2,082	145,074
International Flavors & Fragrances, Inc.	13,480	1,781,652
Linde plc	27,130	8,808,569
LyondellBasell Industries NV, Class A	13,917	1,590,017
Mosaic Co. (The)	19,615	1,228,880
NewMarket Corp.	362	119,286
Olin Corp.	7,475	491,780
PPG Industries, Inc.	12,566	1,589,473
RPM International, Inc.	6,863	604,630
Scotts Miracle-Gro Co. (The) (b)	2,146	203,055
Valvoline, Inc.	9,494	317,669
Westlake Corp.	1,759	232,382
		36,073,701
Metals & Mining — 18.7%
Alcoa Corp.	9,744	601,400
Cleveland-Cliffs, Inc.*	25,308	586,639
Commercial Metals Co.	6,434	255,623
Freeport-McMoRan, Inc.	77,693	3,036,242
MP Materials Corp.*	3,955	155,946
Newmont Corp.	42,213	2,864,152
Nucor Corp.	14,407	1,908,351
Reliance Steel & Aluminum Co.	3,317	644,825
Royal Gold, Inc.	3,475	392,953
Steel Dynamics, Inc.	9,996	853,459
United States Steel Corp.	13,833	346,793
		11,646,383
Paper & Forest Products — 0.1%
Sylvamo Corp.*	1,866	94,681
Total Common Stocks (Cost $47,781,090)		47,814,765
Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.4%
Investment Companies — 0.4%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $221,659)	221,659	$221,659
	Principal Amount
Short-Term Investments — 13.6%
Repurchase Agreements (d) — 13.6%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $8,434,379 (Cost $8,434,210)	$8,434,210	8,434,210
Total Investments — 90.7% (Cost $56,436,959)		56,470,634
Other assets less liabilities — 9.3%		5,758,160
Net Assets — 100.0%		$62,228,794

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $20,089,068.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $193,247, collateralized in the form of cash with a value of $221,659 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $5,975 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.00%, and maturity dates ranging from August 11, 2022 - May 15, 2049. The total value of collateral is $227,634.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $221,659.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,482,732
Aggregate gross unrealized depreciation	(5,425,095)
Net unrealized depreciation	$(942,363)
Federal income tax cost	$56,619,660
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA BASIC MATERIALS UYM :: 31

Swap Agreementsa

Ultra Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
15,512,705	5/8/2023	Bank of America NA	1.18%	Dow Jones U.S. Basic MaterialsSM Index	323,207	(323,207)	—	—
10,215,226	4/10/2023	Citibank NA	1.13%	Dow Jones U.S. Basic MaterialsSM Index	350,892	—	(269,999)	80,893
15,682,674	3/7/2023	Goldman Sachs International	1.43%	Dow Jones U.S. Basic MaterialsSM Index	(50,291)	—	50,291	—
119,945	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. Basic MaterialsSM Index	23,053	—	(8,000)	15,053
9,580,825	3/7/2023	Societe Generale	1.38%	Dow Jones U.S. Basic MaterialsSM Index	(680,936)	676,050	4,886	—
25,528,402	3/7/2023	UBS AG	1.18%	Dow Jones U.S. Basic MaterialsSM Index	(759,262)	504,960	254,302	—
76,639,777					(793,337)
				Total Unrealized Appreciation	697,152
				Total Unrealized Depreciation	(1,490,489)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

32 :: UYM ULTRA BASIC MATERIALS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 84.9%
Auto Components — 1.8%
Aptiv plc*	575	$61,088
Autoliv, Inc.	165	13,213
BorgWarner, Inc.	513	20,684
Fox Factory Holding Corp.*	91	7,464
Gentex Corp.	503	15,633
Lear Corp.	126	17,761
Luminar Technologies, Inc.*(b)	484	5,005
QuantumScape Corp.*(b)	545	6,971
		147,819
Automobiles — 19.6%
Ford Motor Co.	8,383	114,680
General Motors Co.*	3,095	119,715
Harley-Davidson, Inc.	327	11,504
Lucid Group, Inc.*(b)	1,195	24,115
Rivian Automotive, Inc., Class A*	341	10,707
Tesla, Inc.*	1,784	1,352,736
Thor Industries, Inc.	119	9,040
		1,642,497
Beverages — 15.4%
Boston Beer Co., Inc. (The), Class A*	24	8,527
Brown-Forman Corp., Class B	387	25,589
Coca-Cola Co. (The)	8,269	524,089
Constellation Brands, Inc., Class A	351	86,160
Keurig Dr Pepper, Inc.	1,568	54,472
Molson Coors Beverage Co., Class B	399	22,280
Monster Beverage Corp.*	802	71,474
National Beverage Corp.	53	2,630
PepsiCo, Inc.	2,946	494,192
		1,289,413
Distributors — 0.9%
Genuine Parts Co.	303	41,429
Pool Corp.	85	33,883
		75,312
Entertainment — 3.1%
Activision Blizzard, Inc.	1,656	128,969
Electronic Arts, Inc.	601	83,329
Playtika Holding Corp.*	219	3,243
ROBLOX Corp., Class A*	92	2,755
Take-Two Interactive Software, Inc.*	339	42,216
		260,512
Food & Staples Retailing — 0.4%
Performance Food Group Co.*	330	14,302
US Foods Holding Corp.*	474	15,699
		30,001
Investments	Shares	Value
Common Stocks (a) (continued)
Food Products — 10.9%
Archer-Daniels-Midland Co.	1,193	$108,348
Beyond Meat, Inc.*(b)	128	3,386
Bunge Ltd.	297	35,141
Campbell Soup Co.	430	20,601
Conagra Brands, Inc.	1,020	33,548
Darling Ingredients, Inc.*	343	27,464
Flowers Foods, Inc.	426	11,758
Freshpet, Inc.*	102	7,341
General Mills, Inc.	1,284	89,687
Hain Celestial Group, Inc. (The)*	198	5,217
Hershey Co. (The)	312	66,054
Hormel Foods Corp.	598	29,105
Ingredion, Inc.	140	13,257
J M Smucker Co. (The)	230	28,835
Kellogg Co.	543	37,869
Kraft Heinz Co. (The)	1,508	57,048
Lamb Weston Holdings, Inc.	311	21,017
Lancaster Colony Corp.	41	4,998
McCormick & Co., Inc. (Non-Voting)	531	49,234
Mondelez International, Inc., Class A	2,958	188,010
Pilgrim's Pride Corp.*	106	3,532
Post Holdings, Inc.*	123	10,114
Seaboard Corp.	1	4,139
Tyson Foods, Inc., Class A	623	55,827
		911,530
Household Durables — 3.2%
Cricut, Inc., Class A*(b)	80	651
DR Horton, Inc.	690	51,854
Helen of Troy Ltd.*	48	8,889
Leggett & Platt, Inc.	283	11,085
Lennar Corp., Class A	560	44,940
Lennar Corp., Class B	36	2,418
Mohawk Industries, Inc.*	117	16,551
Newell Brands, Inc.	805	17,259
NVR, Inc.*	7	31,154
PulteGroup, Inc.	527	23,852
Tempur Sealy International, Inc.	413	10,891
Toll Brothers, Inc.	238	12,012
TopBuild Corp.*	68	13,414
Whirlpool Corp.	124	22,846
		267,816
Household Products — 13.0%
Church & Dwight Co., Inc.	512	46,111
Clorox Co. (The)	263	38,230
Colgate-Palmolive Co.	1,795	141,464
Energizer Holdings, Inc.	139	4,168
Kimberly-Clark Corp.	714	94,976
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA CONSUMER GOODS UGE :: 33

Investments	Shares	Value
Common Stocks (a) (continued)
Procter & Gamble Co. (The)	5,102	$754,484
Reynolds Consumer Products, Inc. (b)	117	3,185
		1,082,618
Leisure Products — 1.1%
Brunswick Corp.	166	12,488
Callaway Golf Co.*	253	5,493
Hasbro, Inc.	277	24,861
Mattel, Inc.*	743	18,664
Peloton Interactive, Inc., Class A*(b)	644	8,990
Polaris, Inc.	124	13,212
YETI Holdings, Inc.*	187	8,555
		92,263
Machinery — 0.5%
Stanley Black & Decker, Inc.	347	41,185
Personal Products — 1.7%
Coty, Inc., Class A*	731	5,183
Estee Lauder Cos., Inc. (The), Class A	496	126,306
Herbalife Nutrition Ltd.*	206	4,489
Olaplex Holdings, Inc.*	150	2,418
		138,396
Textiles, Apparel & Luxury Goods — 6.6%
Capri Holdings Ltd.*	314	15,304
Carter's, Inc.	92	7,089
Columbia Sportswear Co.	75	5,833
Crocs, Inc.*	124	6,914
Deckers Outdoor Corp.*	59	15,845
Hanesbrands, Inc.	747	8,867
Levi Strauss & Co., Class A	212	3,850
Lululemon Athletica, Inc.*	253	74,051
NIKE, Inc., Class B	2,718	323,034
PVH Corp.	152	10,772
Ralph Lauren Corp.	98	9,907
Skechers USA, Inc., Class A*	286	11,268
Tapestry, Inc.	563	19,424
Under Armour, Inc., Class A*	400	4,232
Under Armour, Inc., Class C*	457	4,433
VF Corp.	685	34,565
		555,388
Tobacco — 6.7%
Altria Group, Inc.	3,879	209,815
Philip Morris International, Inc.	3,299	350,519
		560,334
Total Common Stocks (Cost $8,301,008)		7,095,084
Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.6%
Investment Companies — 0.6%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $48,530)	48,530	$48,530
	Principal Amount
Short-Term Investments — 25.4%
Repurchase Agreements (d) — 25.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,127,410 (Cost $2,127,367)	$2,127,367	2,127,367
Total Investments — 110.9% (Cost $10,476,905)		9,270,981
Liabilities in excess of other assets — (10.9%)		(909,195)
Net Assets — 100.0%		$8,361,786

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $5,713,834.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $34,576, collateralized in the form of cash with a value of $48,530 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $9,065 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 30, 2022 - August 15, 2050. The total value of collateral is $57,595.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $48,530.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,067,639
Aggregate gross unrealized depreciation	(3,695,806)
Net unrealized depreciation	$(2,628,167)
Federal income tax cost	$10,482,064
See accompanying notes to the financial statements.

34 :: UGE ULTRA CONSUMER GOODS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Consumer Goods had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
996,858	5/8/2023	Bank of America NA	1.08%	Dow Jones U.S. Consumer GoodsSM Index	(456,064)	456,064	—	—
3,443,110	11/7/2022	Citibank NA	1.13%	Dow Jones U.S. Consumer GoodsSM Index	736,392	—	(600,000)	136,392
596,198	11/6/2023	Credit Suisse International	1.38%	Dow Jones U.S. Consumer GoodsSM Index	(81,353)	—	81,353	—
1,563,344	3/7/2023	Goldman Sachs International	1.43%	Dow Jones U.S. Consumer GoodsSM Index	(340,825)	309,512	31,313	—
1,799,320	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. Consumer GoodsSM Index	(15,937)	4,137	11,800	—
747,259	3/7/2023	Societe Generale	1.38%	Dow Jones U.S. Consumer GoodsSM Index	(592,087)	590,070	2,017	—
475,528	3/7/2023	UBS AG	1.18%	Dow Jones U.S. Consumer GoodsSM Index	(667,210)	300,847	366,363	—
9,621,617					(1,417,084)
				Total Unrealized Appreciation	736,392
				Total Unrealized Depreciation	(2,153,476)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA CONSUMER GOODS UGE :: 35

Investments	Shares	Value
Common Stocks (a) — 89.4%
Airlines — 1.8%
Alaska Air Group, Inc.*	351	$16,939
American Airlines Group, Inc.*	1,805	32,256
Delta Air Lines, Inc.*	1,783	74,333
JetBlue Airways Corp.*	886	9,516
Joby Aviation, Inc.*(b)	739	4,360
Southwest Airlines Co.*	1,651	75,715
United Airlines Holdings, Inc.*	902	42,962
		256,081
Commercial Services & Supplies — 0.8%
Copart, Inc.*	595	68,146
IAA, Inc.*	375	14,636
Rollins, Inc.	631	22,375
		105,157
Distributors — 0.3%
LKQ Corp.	747	38,388
Diversified Consumer Services — 0.8%
ADT, Inc.	406	3,037
Bright Horizons Family Solutions, Inc.*	168	15,212
Chegg, Inc.*	381	7,414
Frontdoor, Inc.*	236	5,839
Grand Canyon Education, Inc.*	110	9,809
H&R Block, Inc.	458	16,140
Service Corp. International	459	32,144
Terminix Global Holdings, Inc.*	339	14,716
		104,311
Entertainment — 7.7%
AMC Entertainment Holdings, Inc., Class A*(b)	1,430	20,506
Endeavor Group Holdings, Inc., Class A*	58	1,318
Liberty Media Corp.-Liberty Formula One, Class A*	62	3,535
Liberty Media Corp.-Liberty Formula One, Class C*	568	35,381
Live Nation Entertainment, Inc.*(b)	376	35,739
Madison Square Garden Sports Corp.*	47	7,701
Netflix, Inc.*	1,237	244,233
Roku, Inc.*(b)	328	31,127
Walt Disney Co. (The)*	5,073	560,262
Warner Bros Discovery, Inc.*	6,162	113,689
Warner Music Group Corp., Class A	320	9,501
World Wrestling Entertainment, Inc., Class A	122	8,146
		1,071,138
Investments	Shares	Value
Common Stocks (a) (continued)
Food & Staples Retailing — 10.4%
Albertsons Cos., Inc., Class A	282	$8,615
BJ's Wholesale Club Holdings, Inc.*	379	21,933
Casey's General Stores, Inc.	104	21,792
Costco Wholesale Corp.	1,236	576,248
Kroger Co. (The)	1,864	98,736
Sprouts Farmers Market, Inc.*	312	8,452
Sysco Corp.	1,414	119,031
Walgreens Boots Alliance, Inc.	1,996	87,485
Walmart, Inc.	3,942	507,059
		1,449,351
Health Care Providers & Services — 0.8%
AmerisourceBergen Corp.	420	65,012
Cardinal Health, Inc.	771	43,422
		108,434
Hotels, Restaurants & Leisure — 15.7%
Airbnb, Inc., Class A*	966	116,760
Aramark	716	24,680
Booking Holdings, Inc.*	114	255,766
Boyd Gaming Corp.	228	13,400
Caesars Entertainment, Inc.*	596	29,901
Carnival Corp.*	2,254	31,286
Chipotle Mexican Grill, Inc.*	78	109,399
Choice Hotels International, Inc.	92	11,766
Churchill Downs, Inc.	96	19,433
Cracker Barrel Old Country Store, Inc. (b)	65	6,631
Darden Restaurants, Inc.	356	44,500
Domino's Pizza, Inc.	101	36,680
DraftKings, Inc., Class A*(b)	968	13,116
Dutch Bros, Inc., Class A*(b)	66	2,478
Expedia Group, Inc.*	419	54,189
Hilton Worldwide Holdings, Inc.	777	109,448
Hyatt Hotels Corp., Class A*	140	12,375
Las Vegas Sands Corp.*	957	33,935
Light & Wonder, Inc.*	269	14,203
Marriott International, Inc., Class A	763	130,916
Marriott Vacations Worldwide Corp.	119	17,579
McDonald's Corp.	2,082	525,101
MGM Resorts International	1,049	36,684
Norwegian Cruise Line Holdings Ltd.*(b)	1,161	18,588
Penn National Gaming, Inc.*	463	14,797
Planet Fitness, Inc., Class A*	232	16,326
Royal Caribbean Cruises Ltd.*	625	36,294
Starbucks Corp.	3,206	251,671
Texas Roadhouse, Inc.	195	15,204
Vail Resorts, Inc.	112	28,247
See accompanying notes to the financial statements.

36 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Wendy's Co. (The)	492	$9,171
Wyndham Hotels & Resorts, Inc.	260	20,834
Wynn Resorts Ltd.*	293	19,367
Yum! Brands, Inc.	806	97,905
		2,178,630
Interactive Media & Services — 0.5%
Pinterest, Inc., Class A*	1,586	31,165
TripAdvisor, Inc.*	276	6,856
ZoomInfo Technologies, Inc., Class A*	842	34,008
		72,029
Internet & Direct Marketing Retail — 21.3%
Amazon.com, Inc.*	1,220	2,933,112
ContextLogic, Inc., Class A*	928	1,633
Qurate Retail, Inc., Series A	995	3,592
Stitch Fix, Inc., Class A*	231	1,956
Wayfair, Inc., Class A*(b)	217	12,888
		2,953,181
Media — 8.1%
Altice USA, Inc., Class A*	628	7,147
Cable One, Inc.	13	16,940
Charter Communications, Inc., Class A*	332	168,301
Comcast Corp., Class A	12,605	558,149
DISH Network Corp., Class A*(b)	695	15,867
Fox Corp., Class A	879	31,213
Fox Corp., Class B	406	13,280
Interpublic Group of Cos., Inc. (The)	1,097	35,356
Liberty Broadband Corp., Class A*	65	7,931
Liberty Broadband Corp., Class C*	394	49,317
Liberty Media Corp.-Liberty SiriusXM, Class A*	219	9,047
Liberty Media Corp.-Liberty SiriusXM, Class C*	443	18,207
New York Times Co. (The), Class A	465	16,038
News Corp., Class A	1,089	18,949
News Corp., Class B	337	5,925
Nexstar Media Group, Inc., Class A	113	19,800
Omnicom Group, Inc.	582	43,423
Paramount Global, Class A (b)	24	885
Paramount Global, Class B	1,691	58,052
Sirius XM Holdings, Inc. (b)	2,528	16,179
TEGNA, Inc.	616	13,490
		1,123,496
Multiline Retail — 3.5%
Dollar General Corp.	646	142,340
Dollar Tree, Inc.*	627	100,527
Investments	Shares	Value
Common Stocks (a) (continued)
Kohl's Corp.	388	$15,644
Ollie's Bargain Outlet Holdings, Inc.*	164	7,703
Target Corp.	1,335	216,110
		482,324
Road & Rail — 1.0%
AMERCO (b)	27	13,229
Lyft, Inc., Class A*	834	14,745
Uber Technologies, Inc.*	4,649	107,857
		135,831
Specialty Retail — 16.7%
Advance Auto Parts, Inc.	175	33,226
American Eagle Outfitters, Inc.	427	5,171
AutoNation, Inc.*	111	13,271
AutoZone, Inc.*	59	121,519
Bath & Body Works, Inc.	718	29,452
Best Buy Co., Inc.	602	49,400
Burlington Stores, Inc.*	186	31,304
CarMax, Inc.*	451	44,771
Carvana Co.*(b)	276	8,125
Dick's Sporting Goods, Inc. (b)	175	14,215
Five Below, Inc.*	156	20,372
Floor & Decor Holdings, Inc., Class A*	294	22,179
Foot Locker, Inc.	243	8,014
GameStop Corp., Class A*(b)	173	21,580
Gap, Inc. (The)	592	6,530
Home Depot, Inc. (The)	2,909	880,700
Lithia Motors, Inc.	84	25,576
Lowe's Cos., Inc.	1,878	366,773
Murphy USA, Inc.	63	15,695
National Vision Holdings, Inc.*	230	6,472
O'Reilly Automotive, Inc.*	188	119,788
Penske Automotive Group, Inc.	84	9,672
Petco Health & Wellness Co., Inc.*(b)	227	3,623
RH*	48	13,924
Ross Stores, Inc.	984	83,660
TJX Cos., Inc. (The)	3,324	211,307
Tractor Supply Co.	317	59,393
Ulta Beauty, Inc.*	151	63,888
Victoria's Secret & Co.*	201	8,283
Williams-Sonoma, Inc.	202	25,840
		2,323,723
Total Common Stocks (Cost $16,538,445)		12,402,074
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA CONSUMER SERVICES UCC :: 37

Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.2%
Investment Companies — 0.2%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $26,435)	26,435	$26,435
	Principal Amount
Short-Term Investments — 28.1%
Repurchase Agreements (d) — 28.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $3,904,123 (Cost $3,904,044)	$3,904,044	3,904,044
Total Investments — 117.7% (Cost $20,468,924)		16,332,553
Liabilities in excess of other assets — (17.7%)		(2,458,808)
Net Assets — 100.0%		$13,873,745

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $9,005,647.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $116,228, collateralized in the form of cash with a value of $26,435 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $97,748 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.75%, and maturity dates ranging from June 9, 2022 - November 15, 2051. The total value of collateral is $124,183.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $26,435.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$238,110
Aggregate gross unrealized depreciation	(11,810,077)
Net unrealized depreciation	$(11,571,967)
Federal income tax cost	$20,509,763

Swap Agreementsa

Ultra Consumer Services had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
3,658,070	5/8/2023	Bank of America NA	1.13%	Dow Jones U.S. Consumer ServicesSM Index	(1,994,991)	1,453,849	541,142	—
2,572,159	5/8/2023	BNP Paribas SA	1.33%	Dow Jones U.S. Consumer ServicesSM Index	(728,677)	235,737	492,940	—
2,384,501	11/7/2022	Citibank NA	1.13%	Dow Jones U.S. Consumer ServicesSM Index	(834,020)	—	834,020	—
287,741	3/7/2023	Goldman Sachs International	1.43%	Dow Jones U.S. Consumer ServicesSM Index	(1,211,377)	1,084,996	126,381	—
372,813	11/6/2023	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. Consumer ServicesSM Index	(219,541)	—	201,617	(17,924)
4,829,053	3/7/2023	Societe Generale	1.38%	Dow Jones U.S. Consumer ServicesSM Index	(1,306,926)	752,076	554,850	—
See accompanying notes to the financial statements.

38 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,244,795	3/7/2023	UBS AG	1.18%	Dow Jones U.S. Consumer ServicesSM Index	(1,099,225)	—	1,099,225	—
15,349,132					(7,394,757)
				Total Unrealized Depreciation	(7,394,757)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA CONSUMER SERVICES UCC :: 39

Investments	Shares	Value
Common Stocks (a) — 87.3%
Aerospace & Defense — 2.3%
Boeing Co. (The)*	67,228	$8,833,759
Banks — 2.3%
JPMorgan Chase & Co.	67,231	8,889,955
Beverages — 1.1%
Coca-Cola Co. (The)	67,224	4,260,657
Biotechnology — 4.5%
Amgen, Inc.	67,229	17,260,373
Capital Markets — 5.7%
Goldman Sachs Group, Inc. (The)	67,229	21,973,799
Chemicals — 1.2%
Dow, Inc.	67,217	4,569,412
Communications Equipment — 0.8%
Cisco Systems, Inc.	67,223	3,028,396
Consumer Finance — 2.9%
American Express Co.	67,232	11,350,106
Diversified Telecommunication Services — 0.9%
Verizon Communications, Inc.	67,223	3,447,868
Entertainment — 1.9%
Walt Disney Co. (The)*	67,220	7,423,777
Food & Staples Retailing — 3.0%
Walgreens Boots Alliance, Inc.	67,230	2,946,691
Walmart, Inc.	67,225	8,647,152
		11,593,843
Health Care Providers & Services — 8.7%
UnitedHealth Group, Inc.	67,229	33,398,023
Hotels, Restaurants & Leisure — 4.4%
McDonald's Corp.	67,229	16,955,826
Household Products — 2.6%
Procter & Gamble Co. (The)	67,222	9,940,789
Investments	Shares	Value
Common Stocks (a) (continued)
Industrial Conglomerates — 6.0%
3M Co.	67,224	$10,035,871
Honeywell International, Inc.	67,231	13,017,266
		23,053,137
Insurance — 3.1%
Travelers Cos., Inc. (The)	67,231	12,037,038
IT Services — 6.1%
International Business Machines Corp. (b)	67,222	9,333,102
Visa, Inc., Class A	67,227	14,263,553
		23,596,655
Machinery — 3.8%
Caterpillar, Inc.	67,235	14,512,675
Oil, Gas & Consumable Fuels — 3.0%
Chevron Corp.	67,221	11,740,820
Pharmaceuticals — 4.7%
Johnson & Johnson	67,225	12,068,904
Merck & Co., Inc.	67,219	6,186,165
		18,255,069
Semiconductors & Semiconductor Equipment — 0.8%
Intel Corp.	67,216	2,985,735
Software — 7.5%
Microsoft Corp.	67,229	18,277,548
Salesforce, Inc.*	67,227	10,772,455
		29,050,003
Specialty Retail — 5.3%
Home Depot, Inc. (The)	67,229	20,353,580
Technology Hardware, Storage & Peripherals — 2.6%
Apple, Inc.	67,227	10,006,067
Textiles, Apparel & Luxury Goods — 2.1%
NIKE, Inc., Class B	67,223	7,989,453
Total Common Stocks (Cost $363,790,759)		336,506,815
See accompanying notes to the financial statements.

40 :: DDM ULTRA DOW30SM :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 23.2%
Repurchase Agreements (c) — 23.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $89,651,654 (Cost $89,649,849)	$89,649,849	$89,649,849
Total Investments — 110.5% (Cost $453,440,608)		426,156,664
Liabilities in excess of other assets — (10.5%)		(40,564,566)
Net Assets — 100.0%		$385,592,098

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $111,302,099.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $1,130,296, collateralized in the form of U.S. Government Treasury Securities, interest rate 0.00%, and maturity dates ranging from June 9, 2022 - November 3, 2022. The total value of collateral is $1,158,448.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,827,536
Aggregate gross unrealized depreciation	(86,278,993)
Net unrealized depreciation	$(70,451,457)
Federal income tax cost	$454,668,841

Futures Contracts Purchased

Ultra Dow30SM had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
DJIA CBOT E-Mini Index	220	6/17/2022	USD	$36,268,100	$(18,976)

Swap Agreementsa

Ultra Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
67,002,934	5/8/2023	Bank of America NA	1.23%	Dow Jones Industrial AverageSM	(11,331,549)	11,124,435	207,114	—
2,507,249	11/6/2023	Barclays Capital	1.43%	Dow Jones Industrial AverageSM	4,217	—	—	4,217
43,480,978	5/8/2023	BNP Paribas SA	1.43%	Dow Jones Industrial AverageSM	(7,649,499)	7,618,614	30,885	—
79,638,150	11/7/2022	Citibank NA	1.49%	Dow Jones Industrial AverageSM	(608,193)	604,759	3,434	—
85,345,440	4/10/2023	Credit Suisse International	1.43%	Dow Jones Industrial AverageSM	(7,609,147)	4,299,075	3,310,072	—
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA DOW30SM DDM :: 41

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
52,809,822	11/6/2023	Morgan Stanley & Co. International plc	1.38%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(7,350,939)	7,339,408	11,531	—
48,297,536	3/7/2023	Societe Generale	1.23%	Dow Jones Industrial AverageSM	(5,010,314)	5,004,383	5,931	—
19,332,210	3/7/2023	UBS AG	1.33%	Dow Jones Industrial AverageSM	(2,364,880)	2,364,417	463	—
398,414,319					(41,920,304)
				Total Unrealized Appreciation	4,217
				Total Unrealized Depreciation	(41,924,521)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

42 :: DDM ULTRA DOW30SM :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 75.9%
Aflac, Inc. (Insurance)	0.4%	46,425	$2,811,962
Allstate Corp. (The) (Insurance)	0.4%	21,711	2,967,677
American Express Co. (Consumer Finance)	1.2%	47,595	8,034,988
American International Group, Inc. (Insurance)	0.6%	64,257	3,770,601
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	1.3%	35,237	9,025,253
Ameriprise Financial, Inc. (Capital Markets)	0.4%	8,582	2,370,949
Aon plc, Class A (Insurance)	0.7%	16,619	4,581,360
Arthur J Gallagher & Co. (Insurance)	0.4%	16,131	2,612,254
Bank of America Corp. (Banks)	3.0%	550,241	20,468,965
Bank of New York Mellon Corp. (The) (Capital Markets)	0.4%	57,245	2,668,189
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	6.7%	141,709	44,777,210
BlackRock, Inc. (Capital Markets)	1.1%	11,031	7,380,622
Blackstone, Inc. (Capital Markets)	1.0%	54,506	6,420,262
Capital One Financial Corp. (Consumer Finance)	0.6%	32,027	4,094,972
Charles Schwab Corp. (The) (Capital Markets)	1.2%	116,373	8,157,747
Chubb Ltd. (Insurance)	1.1%	33,330	7,042,296
Citigroup, Inc. (Banks)	1.2%	153,581	8,202,761
CME Group, Inc. (Capital Markets)	0.8%	27,811	5,529,661
Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	0.9%	33,444	6,342,655
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	21,961	3,065,536
Discover Financial Services (Consumer Finance)	0.4%	22,299	2,530,713
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	0.7%	6,966	4,786,269
Goldman Sachs Group, Inc. (The) (Capital Markets)	1.3%	26,267	8,585,369
Intercontinental Exchange, Inc. (Capital Markets)	0.7%	43,475	4,451,405
JPMorgan Chase & Co. (Banks)	4.5%	228,673	30,237,431
KKR & Co., Inc. (Capital Markets)	0.4%	45,265	2,480,975
M&T Bank Corp. (Banks)	0.4%	13,865	2,495,284
Marsh & McLennan Cos., Inc. (Insurance)	0.9%	39,069	6,249,087
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Mastercard, Inc., Class A (IT Services)	3.6%	66,783	$23,899,632
MetLife, Inc. (Insurance)	0.5%	54,296	3,659,007
Moody's Corp. (Capital Markets)	0.6%	12,516	3,774,450
Morgan Stanley (Capital Markets)	1.4%	109,692	9,448,869
MSCI, Inc. (Capital Markets)	0.4%	6,289	2,781,939
PNC Financial Services Group, Inc. (The) (Banks)	0.9%	32,505	5,701,702
Progressive Corp. (The) (Insurance)	0.8%	45,221	5,398,483
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	1.1%	57,262	7,299,760
Prudential Financial, Inc. (Insurance)	0.5%	29,248	3,107,600
Public Storage (Equity Real Estate Investment Trusts (REITs))	0.6%	11,804	3,902,875
Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	0.4%	43,779	2,986,603
S&P Global, Inc. (Capital Markets)	1.4%	27,407	9,578,198
SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	0.4%	8,416	2,832,910
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	25,428	2,915,320
T. Rowe Price Group, Inc. (Capital Markets)	0.3%	17,734	2,253,814
Travelers Cos., Inc. (The) (Insurance)	0.5%	18,665	3,341,782
Truist Financial Corp. (Banks)	0.8%	103,290	5,137,645
US Bancorp (Banks)	0.8%	104,492	5,545,390
Visa, Inc., Class A (IT Services)	4.0%	128,326	27,226,928
Wells Fargo & Co. (Banks)	2.1%	300,675	13,761,895
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	33,680	3,000,551
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	0.3%	57,824	2,285,205
Other Common Stocks (b)	20.5%	2,925,137	137,094,155
Total Common Stocks (Cost $559,634,392)			509,077,166
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $687,211)	0.1%	687,211	687,211
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA FINANCIALS UYG :: 43

	Principal Amount	Value
Short-Term Investments — 2.0%
Repurchase Agreements (d) — 2.0%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $13,710,523 (Cost $13,710,246)	$13,710,246	$13,710,246
Total Investments — 78.0% (Cost $574,031,849)		523,474,623
Other assets less liabilities — 22.0%		148,048,054
Net Assets — 100.0%		$671,522,677

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $72,813,856.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $4,056,340, collateralized in the form of cash with a value of $687,211 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $3,522,213 of collateral in the form of

U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.75%, and maturity dates ranging from June 9, 2022 - November 15, 2051. The total value of collateral is $4,209,424.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $687,211.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$157,002,074
Aggregate gross unrealized depreciation	(61,669,363)
Net unrealized appreciation	$95,332,711
Federal income tax cost	$574,284,503

Swap Agreementsa

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
39,567,223	11/7/2022	Bank of America NA	1.38%	Dow Jones U.S. FinancialsSM Index[f]	48,899,207	(48,899,207)	—	—
112,808,745	11/7/2022	BNP Paribas SA	1.43%	Dow Jones U.S. FinancialsSM Index[f]	16,459,474	(16,354,146)	(105,328)	—
33,084,697	11/6/2023	Citibank NA	1.53%	Dow Jones U.S. FinancialsSM Index[f]	25,017,836	—	(25,017,836)	—
63,698,467	4/10/2023	Credit Suisse International	1.38%	Dow Jones U.S. FinancialsSM Index[f]	4,146,042	—	(4,146,042)	—
102,789,385	4/10/2023	Goldman Sachs International	1.43%	Dow Jones U.S. FinancialsSM Index[f]	6,134,590	(6,134,590)	—	—
38,779,548	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. FinancialsSM Index[f]	5,175,410	—	(5,041,000)	134,410
381,990,412	4/10/2023	Societe Generale	1.58%	Dow Jones U.S. FinancialsSM Index[f]	24,823,514	(24,770,361)	(53,153)	—
61,062,604	11/7/2022	UBS AG	1.48%	Dow Jones U.S. FinancialsSM Index[f]	15,486,518	(9,756,518)	(5,730,000)	—
833,781,081					146,142,591
				Total Unrealized Appreciation	146,142,591

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

44 :: UYG ULTRA FINANCIALS :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

Ultra Financials invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Banks	17.5%
Capital Markets	14.1%
Consumer Finance	2.9%
Diversified Financial Services	7.2%
Equity Real Estate Investment Trusts (REITs)	14.6%
Insurance	10.5%
IT Services	7.6%
Mortgage Real Estate Investment Trusts (REITs)	0.4%
Professional Services	0.3%
Real Estate Management & Development	0.6%
Thrifts & Mortgage Finance	0.2%
Other[a]	24.1%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA FINANCIALS UYG :: 45

Investments	Principal Amount	Value
Short-Term Investments — 39.1%
Repurchase Agreements (a) — 39.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $4,077,177 (Cost $4,077,094)	$4,077,094	$4,077,094
Total Investments — 39.1% (Cost $4,077,094)		4,077,094
Other assets less liabilities — 60.9%		6,346,982
Net Assets — 100.0%		$10,424,076

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(12,060,166)
Net unrealized depreciation	$(12,060,166)
Federal income tax cost	$4,077,094

Swap Agreementsa,f

Ultra FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
3,361,268	11/9/2022	Bank of America NA	1.03%	iShares® China Large-Cap ETF	(6,583,858)	—	6,583,858	—
2,108,487	4/10/2023	Citibank NA	0.08%	iShares® China Large-Cap ETF	(366,466)	—	366,466	—
5,383,752	3/7/2023	Goldman Sachs International	1.13%	iShares® China Large-Cap ETF	(1,501,943)	—	1,501,943	—
72,543	4/10/2023	Morgan Stanley & Co. International plc	1.28%	iShares® China Large-Cap ETF	(16,704)	—	16,704	—
7,596,654	3/7/2023	Societe Generale	0.48%	iShares® China Large-Cap ETF	(1,685,496)	—	1,685,496	—
2,384,420	3/7/2023	UBS AG	(0.17)%	iShares® China Large-Cap ETF	(1,905,699)	—	1,905,699	—
20,907,124					(12,060,166)
				Total Unrealized Depreciation	(12,060,166)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

46 :: XPP ULTRA FTSE CHINA 50 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 67.9%
Repurchase Agreements (a) — 67.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,695,844 (Cost $2,695,790)	$2,695,790	$2,695,790
Total Investments — 67.9% (Cost $2,695,790)		2,695,790
Other assets less liabilities — 32.1%		1,273,660
Net Assets — 100.0%		$3,969,450

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$56,204
Aggregate gross unrealized depreciation	(1,147,564)
Net unrealized depreciation	$(1,091,360)
Federal income tax cost	$2,695,790

Swap Agreementsa,f

Ultra FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
490,431	11/9/2022	Bank of America NA	1.13%	Vanguard® FTSE Europe ETF Shares	(84,671)	—	84,671	—
2,450,145	4/10/2023	Citibank NA	1.03%	Vanguard® FTSE Europe ETF Shares	56,204	—	—	56,204
1,287,806	3/7/2023	Goldman Sachs International	0.68%	Vanguard® FTSE Europe ETF Shares	(220,438)	—	220,438	—
21,306	11/9/2023	Morgan Stanley & Co. International plc	1.28%	Vanguard® FTSE Europe ETF Shares	(3,239)	—	—	(3,239)
3,098,783	3/7/2023	Societe Generale	0.88%	Vanguard® FTSE Europe ETF Shares	(675,992)	—	675,992	—
598,924	3/7/2023	UBS AG	0.83%	Vanguard® FTSE Europe ETF Shares	(163,224)	—	163,224	—
7,947,395					(1,091,360)
				Total Unrealized Appreciation	56,204
				Total Unrealized Depreciation	(1,147,564)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA FTSE EUROPE UPV :: 47

Investments	Shares	Value
Common Stocks (a) — 90.2%
Biotechnology — 15.0%
AbbVie, Inc.	34,916	$5,145,571
ACADIA Pharmaceuticals, Inc.*	2,313	37,355
Agios Pharmaceuticals, Inc.*	1,072	20,872
Alkermes plc*	3,193	95,311
Allogene Therapeutics, Inc.*	1,461	11,586
Alnylam Pharmaceuticals, Inc.*	2,375	298,775
Amgen, Inc.	11,123	2,855,719
Arrowhead Pharmaceuticals, Inc.*	2,082	69,455
Beam Therapeutics, Inc.*	890	31,310
Biogen, Inc.*	2,903	580,600
Biohaven Pharmaceutical Holding Co. Ltd.*	1,213	174,344
BioMarin Pharmaceutical, Inc.*	3,626	272,421
Blueprint Medicines Corp.*	1,164	64,020
Bridgebio Pharma, Inc.*	2,123	14,500
CRISPR Therapeutics AG*	1,391	80,748
Denali Therapeutics, Inc.*(b)	1,830	44,451
Emergent BioSolutions, Inc.*	947	31,213
Exact Sciences Corp.*(b)	3,430	170,848
Exelixis, Inc.*	6,247	114,507
Fate Therapeutics, Inc.*	1,601	36,983
Gilead Sciences, Inc.	24,776	1,606,724
Halozyme Therapeutics, Inc.*(b)	2,781	127,870
Horizon Therapeutics plc*	4,478	401,632
Incyte Corp.*	3,716	282,007
Intellia Therapeutics, Inc.*	1,369	63,166
Ionis Pharmaceuticals, Inc.*	2,791	101,927
Mirati Therapeutics, Inc.*	981	38,416
Moderna, Inc.*	6,969	1,012,805
Natera, Inc.*	1,740	63,841
Neurocrine Biosciences, Inc.*	1,875	175,294
Novavax, Inc.*(b)	1,493	82,608
Regeneron Pharmaceuticals, Inc.*	2,112	1,403,931
Sarepta Therapeutics, Inc.*	1,720	125,250
Seagen, Inc.*	2,647	359,145
Twist Bioscience Corp.*	1,065	36,253
Ultragenyx Pharmaceutical, Inc.*	1,346	63,127
United Therapeutics Corp.*	890	205,003
Vertex Pharmaceuticals, Inc.*	5,029	1,351,041
Vir Biotechnology, Inc.*	1,447	37,347
		17,687,976
Health Care Equipment & Supplies — 17.7%
Abbott Laboratories	34,919	4,101,586
ABIOMED, Inc.*	900	237,330
Align Technology, Inc.*	1,449	402,300
Baxter International, Inc.	9,892	752,287
Becton Dickinson and Co.	5,624	1,438,619
Boston Scientific Corp.*	28,143	1,154,144
Cooper Cos., Inc. (The) (b)	974	341,621
Investments	Shares	Value
Common Stocks (a) (continued)
DENTSPLY SIRONA, Inc.	4,316	$170,741
Dexcom, Inc.*	1,917	571,151
Edwards Lifesciences Corp.*	12,339	1,244,388
Embecta Corp.*	1,124	27,853
Enovis Corp.*	895	59,374
Envista Holdings Corp.*	3,186	137,125
Globus Medical, Inc., Class A*	1,559	103,829
Haemonetics Corp.*	1,008	63,766
Hologic, Inc.*	4,939	371,759
ICU Medical, Inc.*	396	71,929
IDEXX Laboratories, Inc.*	1,675	655,964
Insulet Corp.*(b)	1,364	291,187
Integra LifeSciences Holdings Corp.*	1,438	90,076
Intuitive Surgical, Inc.*	7,067	1,608,732
Masimo Corp.*	1,002	140,711
Medtronic plc	26,553	2,659,283
Neogen Corp.*	2,127	56,280
Novocure Ltd.*(b)	1,763	141,710
NuVasive, Inc.*	1,023	58,730
Omnicell, Inc.*	866	96,265
Penumbra, Inc.*	694	101,963
QuidelOrtho Corp.*	988	93,890
ResMed, Inc.	2,890	587,999
Shockwave Medical, Inc.*	698	114,619
STAAR Surgical Co.*	940	61,984
STERIS plc	1,977	451,151
Stryker Corp.	6,632	1,555,204
Tandem Diabetes Care, Inc.*	1,255	85,553
Teleflex, Inc.	926	266,447
Zimmer Biomet Holdings, Inc.	4,127	496,107
Zimvie, Inc.*	412	8,969
		20,872,626
Health Care Providers & Services — 19.4%
1Life Healthcare, Inc.*	3,355	28,417
Acadia Healthcare Co., Inc.*	1,777	126,469
agilon health, Inc.*	933	17,820
Amedisys, Inc.*	643	74,530
Anthem, Inc.	4,795	2,443,580
Centene Corp.*	11,535	939,410
Chemed Corp.	302	146,289
Cigna Corp.	6,377	1,710,885
Covetrus, Inc.*	2,040	42,473
CVS Health Corp.	25,922	2,507,954
DaVita, Inc.*	1,218	118,743
Encompass Health Corp.	1,968	128,983
Guardant Health, Inc.*	2,008	82,288
HCA Healthcare, Inc.	4,733	995,823
HealthEquity, Inc.*	1,650	103,257
Henry Schein, Inc.*	2,740	234,654
Humana, Inc.	2,537	1,152,382
Invitae Corp.*	4,110	15,084
See accompanying notes to the financial statements.

48 :: RXL ULTRA HEALTH CARE :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Laboratory Corp. of America Holdings	1,838	$453,471
LHC Group, Inc.*	628	104,662
McKesson Corp.	2,958	972,265
Molina Healthcare, Inc.*	1,152	334,333
Oak Street Health, Inc.*(b)	2,757	52,052
Premier, Inc., Class A	2,351	87,951
Quest Diagnostics, Inc.	2,349	331,256
R1 RCM, Inc.*	2,637	56,616
Signify Health, Inc., Class A*(b)	473	6,447
Tenet Healthcare Corp.*	2,116	136,926
UnitedHealth Group, Inc.	18,601	9,240,605
Universal Health Services, Inc., Class B	1,444	179,937
		22,825,562
Health Care Technology — 0.2%
American Well Corp., Class A*(b)	3,864	14,606
Doximity, Inc., Class A*(b)	1,832	64,102
GoodRx Holdings, Inc., Class A*	1,355	10,799
Teladoc Health, Inc.*(b)	3,162	107,793
		197,300
Life Sciences Tools & Services — 11.4%
10X Genomics, Inc., Class A*(b)	1,807	92,500
Agilent Technologies, Inc.	5,932	756,686
Avantor, Inc.*	12,030	385,441
Azenta, Inc. (b)	1,479	113,351
Berkeley Lights, Inc.*	824	3,939
Bio-Rad Laboratories, Inc., Class A*	428	230,174
Bio-Techne Corp.	775	286,541
Bruker Corp.	2,008	125,460
Charles River Laboratories International, Inc.*	994	232,675
Danaher Corp.	12,575	3,317,536
Illumina, Inc.*	3,085	738,796
IQVIA Holdings, Inc.*	3,774	812,353
Maravai LifeSciences Holdings, Inc., Class A*	2,156	67,159
Medpace Holdings, Inc.*	569	81,504
Mettler-Toledo International, Inc.*	456	586,471
NeoGenomics, Inc.*	2,433	20,486
Pacific Biosciences of California, Inc.*	4,351	24,496
Repligen Corp.*	1,016	167,102
Sotera Health Co.*	1,956	41,663
Syneos Health, Inc.*	2,049	151,401
Thermo Fisher Scientific, Inc.	7,781	4,416,262
Waters Corp.*	1,206	395,508
West Pharmaceutical Services, Inc.	1,461	453,465
		13,500,969
Investments	Shares	Value
Common Stocks (a) (continued)
Pharmaceuticals — 26.5%
Bristol-Myers Squibb Co.	43,045	$3,247,745
Catalent, Inc.*	3,538	364,626
Elanco Animal Health, Inc.*	9,338	221,311
Eli Lilly & Co.	15,681	4,915,053
Jazz Pharmaceuticals plc*(b)	1,214	181,711
Johnson & Johnson	52,002	9,335,918
Merck & Co., Inc.	49,884	4,590,824
Nektar Therapeutics*(b)	3,643	12,678
Organon & Co.	5,010	190,180
Perrigo Co. plc	2,641	105,270
Pfizer, Inc.	110,924	5,883,409
Royalty Pharma plc, Class A	7,040	289,626
Viatris, Inc.	23,883	293,044
Zoetis, Inc.	9,346	1,597,512
		31,228,907
Total Common Stocks (Cost $116,378,255)		106,313,340
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $51,462)	51,462	51,462
	Principal Amount
Short-Term Investments — 18.3%
Repurchase Agreements (e) — 18.3%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $21,513,130 (Cost $21,512,698)	$21,512,698	21,512,698
Total Investments — 108.5% (Cost $137,942,415)		127,877,500
Liabilities in excess of other assets — (8.5%)		(10,034,845)
Net Assets — 100.0%		$117,842,655

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $49,927,581.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $906,626, collateralized in the form of cash with a value of $51,462 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $927,680 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.50%, and maturity dates ranging from June 15, 2022 - November 15, 2051. The total value of collateral is $979,142.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA HEALTH CARE RXL :: 49

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $51,462.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,052,373
Aggregate gross unrealized depreciation	(28,368,044)
Net unrealized depreciation	$(21,315,671)
Federal income tax cost	$137,989,087

Swap Agreementsa

Ultra Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
23,003,077	5/8/2023	Bank of America NA	1.28%	Dow Jones U.S. Health CareSM Index[f]	(772,278)	763,369	8,909	—
28,521,627	4/10/2023	Citibank NA	1.13%	Dow Jones U.S. Health CareSM Index[f]	(1,971,693)	1,963,073	8,620	—
27,131,115	3/7/2023	Goldman Sachs International	1.43%	Dow Jones U.S. Health CareSM Index[f]	(1,779,337)	676,886	1,102,451	—
496,712	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. Health CareSM Index[f]	48,645	—	(48,645)	—
20,353,949	3/7/2023	Societe Generale	1.48%	Dow Jones U.S. Health CareSM Index[f]	(3,789,102)	3,781,660	7,442	—
30,241,876	11/6/2023	UBS AG	1.18%	Dow Jones U.S. Health CareSM Index[f]	(2,940,319)	2,904,729	35,590	—
129,748,356					(11,204,084)
				Total Unrealized Appreciation	48,645
				Total Unrealized Depreciation	(11,252,729)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

50 :: RXL ULTRA HEALTH CARE :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 24.5%
Repurchase Agreements (a) — 24.5%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $4,957,780 (Cost $4,957,679)	$4,957,679	$4,957,679
Total Investments — 24.5% (Cost $4,957,679)		4,957,679
Other assets less liabilities — 75.5%		15,268,907
Net Assets — 100.0%		$20,226,586

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(2,571,284)
Net unrealized depreciation	$(2,571,284)
Federal income tax cost	$4,957,679

Swap Agreementsa,f

Ultra High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
8,915,349	4/10/2023	Citibank NA	0.58%	iShares® iBoxx $ High Yield Corporate Bond ETF	(630,073)	—	630,073	—
1,499,254	4/10/2023	Credit Suisse International	1.33%	iShares® iBoxx $ High Yield Corporate Bond ETF	(344,288)	—	344,288	—
22,496,824	3/7/2023	Goldman Sachs International	(1.42)%	iShares® iBoxx $ High Yield Corporate Bond ETF	(716,121)	—	716,121	—
7,475,424	11/7/2022	UBS AG	(0.67)%	iShares® iBoxx $ High Yield Corporate Bond ETF	(880,802)	—	880,802	—
40,386,851					(2,571,284)
				Total Unrealized Depreciation	(2,571,284)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA HIGH YIELD UJB :: 51

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 92.9%
3M Co. (Industrial Conglomerates)	1.8%	2,038	$304,253
Accenture plc, Class A (IT Services)	4.0%	2,257	673,624
AMETEK, Inc. (Electrical Equipment)	0.6%	826	100,334
Amphenol Corp., Class A (Electronic Equipment, Instruments & Components)	0.9%	2,137	151,428
Automatic Data Processing, Inc. (IT Services)	2.0%	1,500	334,410
Ball Corp. (Containers & Packaging)	0.5%	1,155	81,878
Block, Inc., Class A* (IT Services)	0.9%	1,788	156,468
Boeing Co. (The)* (Aerospace & Defense)	1.5%	1,957	257,150
Carrier Global Corp. (Building Products)	0.7%	3,053	120,013
Caterpillar, Inc. (Machinery)	2.5%	1,931	416,806
Cintas Corp. (Commercial Services & Supplies)	0.8%	316	125,872
Corning, Inc. (Electronic Equipment, Instruments & Components)	0.6%	2,666	95,496
CSX Corp. (Road & Rail)	1.5%	7,920	251,777
Cummins, Inc. (Machinery)	0.6%	508	106,233
Deere & Co. (Machinery)	2.1%	1,001	358,138
Eaton Corp. plc (Electrical Equipment)	1.2%	1,424	197,366
Emerson Electric Co. (Electrical Equipment)	1.1%	2,123	188,225
Equifax, Inc. (Professional Services)	0.5%	436	88,325
Fastenal Co. (Trading Companies & Distributors)	0.7%	2,054	110,012
FedEx Corp. (Air Freight & Logistics)	1.2%	870	195,385
Fidelity National Information Services, Inc. (IT Services)	1.4%	2,173	227,078
Fiserv, Inc.* (IT Services)	1.3%	2,123	212,682
General Dynamics Corp. (Aerospace & Defense)	1.1%	822	184,876
General Electric Co. (Industrial Conglomerates)	1.9%	3,924	307,210
Global Payments, Inc. (IT Services)	0.8%	1,015	133,006
Honeywell International, Inc. (Industrial Conglomerates)	2.8%	2,448	473,982
Illinois Tool Works, Inc. (Machinery)	1.3%	1,019	212,023
Johnson Controls International plc (Building Products)	0.8%	2,506	136,602
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	0.6%	654	$95,222
L3Harris Technologies, Inc. (Aerospace & Defense)	1.0%	702	169,112
Lockheed Martin Corp. (Aerospace & Defense)	2.3%	864	380,255
Norfolk Southern Corp. (Road & Rail)	1.3%	857	205,389
Northrop Grumman Corp. (Aerospace & Defense)	1.5%	524	245,216
Old Dominion Freight Line, Inc. (Road & Rail)	0.5%	333	85,994
Otis Worldwide Corp. (Machinery)	0.7%	1,518	112,939
PACCAR, Inc. (Machinery)	0.6%	1,239	107,595
Parker-Hannifin Corp. (Machinery)	0.8%	458	124,654
Paychex, Inc. (IT Services)	0.9%	1,144	141,662
PayPal Holdings, Inc.* (IT Services)	2.1%	4,160	354,474
Raytheon Technologies Corp. (Aerospace & Defense)	3.0%	5,327	506,704
Republic Services, Inc. (Commercial Services & Supplies)	0.6%	746	99,845
Rockwell Automation, Inc. (Electrical Equipment)	0.5%	415	88,478
Sherwin-Williams Co. (The) (Chemicals)	1.4%	861	230,782
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	0.9%	1,164	150,610
Trane Technologies plc (Building Products)	0.7%	834	115,142
TransDigm Group, Inc.* (Aerospace & Defense)	0.7%	187	113,204
Union Pacific Corp. (Road & Rail)	3.0%	2,274	499,780
United Parcel Service, Inc., Class B (Air Freight & Logistics)	2.8%	2,603	474,397
Verisk Analytics, Inc. (Professional Services)	0.6%	576	100,754
Waste Management, Inc. (Commercial Services & Supplies)	1.3%	1,375	217,951
Other Common Stocks (b)	28.0%	68,975	4,669,677
Total Common Stocks (Cost $19,657,799)			15,490,488
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $20,871)	0.1%	20,871	20,871
See accompanying notes to the financial statements.

52 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 18.9%
Repurchase Agreements (d) — 18.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $3,162,194 (Cost $3,162,129)	$3,162,129	$3,162,129
Total Investments — 111.9% (Cost $22,840,799)		18,673,488
Liabilities in excess of other assets — (11.9%)		(1,979,686)
Net Assets — 100.0%		$16,693,802

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $11,320,626.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $60,891, collateralized in the form of cash with a value of $20,871 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $43,217 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 30, 2022 - August 15, 2050. The total value of collateral is $64,088.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $20,871.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$262,357
Aggregate gross unrealized depreciation	(9,399,564)
Net unrealized depreciation	$(9,137,207)
Federal income tax cost	$22,844,286

Swap Agreementsa

Ultra Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Underlying Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
5,123,654	5/8/2023	Bank of America NA	1.13%	Dow Jones U.S. IndustrialsSM Index	(1,339,485)	1,339,391	94	—
5,292,014	11/7/2022	Citibank NA	1.13%	Dow Jones U.S. IndustrialsSM Index	(1,105,837)	1,102,160	3,677	—
4,114,455	3/7/2023	Goldman Sachs International	1.43%	Dow Jones U.S. IndustrialsSM Index	(1,507,066)	—	1,507,066	—
468,783	4/10/2023	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. IndustrialsSM Index	(83,633)	80,660	2,973	—
1,911,550	3/7/2023	Societe Generale	1.38%	Dow Jones U.S. IndustrialsSM Index	(533,853)	449,915	83,938	—
1,006,669	3/7/2023	UBS AG	1.18%	Dow Jones U.S. IndustrialsSM Index	(396,535)	260,160	136,375	—
17,917,125					(4,966,409)
				Total Unrealized Depreciation	(4,966,409)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA INDUSTRIALS UXI :: 53

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Industrials invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	12.9%
Air Freight & Logistics	4.8%
Building Products	4.5%
Chemicals	1.4%
Commercial Services & Supplies	3.2%
Construction & Engineering	1.2%
Construction Materials	1.0%
Containers & Packaging	3.4%
Electrical Equipment	4.9%
Electronic Equipment, Instruments & Components	5.5%
Industrial Conglomerates	6.5%
IT Services	15.9%
Life Sciences Tools & Services	0.4%
Machinery	13.7%
Marine	0.1%
Paper & Forest Products	0.1%
Professional Services	4.0%
Road & Rail	7.1%
Trading Companies & Distributors	2.3%
Other[a]	7.1%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

54 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 91.4%
AECOM (Construction & Engineering)	0.4%	7,381	$515,563
Alcoa Corp. (Metals & Mining)	0.5%	9,614	593,376
Alleghany Corp.* (Insurance)	0.5%	715	596,153
American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	7,267	472,355
American Financial Group, Inc. (Insurance)	0.4%	3,458	488,615
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	0.3%	3,554	428,790
Builders FirstSource, Inc.* (Building Products)	0.5%	10,000	650,900
Carlisle Cos., Inc. (Building Products)	0.6%	2,730	694,594
Cleveland-Cliffs, Inc.* (Metals & Mining)	0.5%	24,967	578,735
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.4%	9,232	447,014
Darling Ingredients, Inc.* (Food Products)	0.5%	8,450	676,591
East West Bancorp, Inc. (Banks)	0.4%	7,411	545,005
EQT Corp. (Oil, Gas & Consumable Fuels)	0.6%	15,709	749,634
Essential Utilities, Inc. (Water Utilities)	0.4%	12,012	555,675
Fair Isaac Corp.* (Software)	0.5%	1,372	561,903
First Horizon Corp. (Banks)	0.5%	27,886	636,637
Graco, Inc. (Machinery)	0.5%	8,876	561,851
Hubbell, Inc. (Electrical Equipment)	0.4%	2,841	539,392
Jabil, Inc. (Electronic Equipment, Instruments & Components)	0.4%	7,493	460,969
Jazz Pharmaceuticals plc*(b) (Pharmaceuticals)	0.4%	3,210	480,473
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	0.4%	2,635	519,938
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	0.3%	8,666	421,514
Lamar Advertising Co., Class A (Equity Real Estate Investment Trusts (REITs))	0.4%	4,534	444,105
Lear Corp. (Auto Components)	0.3%	3,117	439,372
Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	4,283	500,083
Lithia Motors, Inc. (Specialty Retail)	0.4%	1,581	481,367
Mattel, Inc.* (Leisure Products)	0.4%	18,295	459,570
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	31,165	579,046
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Middleby Corp. (The)*(b) (Machinery)	0.3%	2,905	$439,991
Neurocrine Biosciences, Inc.*(b) (Biotechnology)	0.4%	4,954	463,149
OGE Energy Corp. (Electric Utilities)	0.3%	10,453	431,709
Olin Corp. (Chemicals)	0.4%	7,369	484,807
Owens Corning (Building Products)	0.4%	5,247	501,508
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	0.4%	13,045	442,878
Regal Rexnord Corp. (Electrical Equipment)	0.4%	3,539	442,198
Reinsurance Group of America, Inc. (Insurance)	0.4%	3,508	441,482
Reliance Steel & Aluminum Co. (Metals & Mining)	0.5%	3,272	636,077
Repligen Corp.* (Life Sciences Tools & Services)	0.4%	2,686	441,766
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	8,369	534,528
RPM International, Inc. (Chemicals)	0.5%	6,773	596,701
Service Corp. International (Diversified Consumer Services)	0.5%	8,611	603,028
Steel Dynamics, Inc. (Metals & Mining)	0.7%	9,845	840,566
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	0.7%	11,958	861,215
Toro Co. (The) (Machinery)	0.4%	5,478	451,880
UGI Corp. (Gas Utilities)	0.4%	10,956	468,259
United Therapeutics Corp.* (Biotechnology)	0.4%	2,353	541,990
Watsco, Inc.(b) (Trading Companies & Distributors)	0.3%	1,725	440,962
Webster Financial Corp. (Banks)	0.4%	9,389	460,906
Williams-Sonoma, Inc. (Specialty Retail)	0.4%	3,809	487,247
Wolfspeed, Inc.*(b) (Semiconductors & Semiconductor Equipment)	0.4%	6,453	485,459
Other Common Stocks (b)	69.8%	1,845,356	85,738,948
Total Common Stocks (Cost $109,928,309)			112,316,474
Securities Lending Reinvestments (c) — 0.2%
Investment Companies — 0.2%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $246,710)	0.2%	246,710	246,710
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA MIDCAP400 MVV :: 55

	Principal Amount	Value
Short-Term Investments — 30.4%
Repurchase Agreements (d) — 30.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $37,349,036 (Cost $37,348,285)	$37,348,285	$37,348,285
Total Investments — 122.0% (Cost $147,523,304)		149,911,469
Liabilities in excess of other assets — (22.0%)		(26,997,137)
Net Assets — 100.0%		$122,914,332

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $71,368,912.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $1,025,179, collateralized in the form of cash with a value of $246,710 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $829,608 of collateral in the form of

U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.50%, and maturity dates ranging from June 15, 2022 - May 15, 2051. The total value of collateral is $1,076,318.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $246,710.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,078,196
Aggregate gross unrealized depreciation	(40,224,142)
Net unrealized depreciation	$(27,145,946)
Federal income tax cost	$150,765,718

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	45	6/17/2022	USD	$11,309,400	$111,178

Swap Agreementsa

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
15,156,700	5/8/2023	Bank of America NA	1.23%	S&P MidCap 400®	(2,482,114)	2,386,301	95,813	—
28,628,483	5/8/2023	BNP Paribas SA	1.28%	S&P MidCap 400®	(7,239,855)	7,132,301	107,554	—
10,018,963	4/10/2023	Citibank NA	1.23%	S&P MidCap 400®	(3,151,499)	3,119,808	31,691	—
12,689,859	3/7/2023	Goldman Sachs International	1.10%	SPDR® S&P MidCap 400® ETF Trust	(4,429,808)
15,476,079	3/7/2023	Goldman Sachs International	1.33%	S&P MidCap 400®	(2,381,366)
28,165,938					(6,811,174)	6,701,299	109,875	—
2,197,935	11/7/2022	Morgan Stanley & Co. International plc	1.38%	S&P MidCap 400®	(40,433)	36,127	4,306	—
See accompanying notes to the financial statements.

56 :: MVV ULTRA MIDCAP400 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
15,868,388	3/7/2023	Societe Generale	1.10%	S&P MidCap 400®	(3,602,639)	3,573,171	29,468	—
22,205,684	3/7/2023	UBS AG	1.18%	S&P MidCap 400®	(3,075,161)	3,068,997	6,164	—
122,242,091					(26,402,875)
				Total Unrealized Depreciation	(26,402,875)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

Ultra MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	1.2%
Air Freight & Logistics	0.2%
Airlines	0.1%
Auto Components	1.3%
Automobiles	0.4%
Banks	6.3%
Beverages	0.1%
Biotechnology	1.5%
Building Products	2.3%
Capital Markets	1.8%
Chemicals	2.7%
Commercial Services & Supplies	1.4%
Communications Equipment	0.8%
Construction & Engineering	1.6%
Construction Materials	0.2%
Consumer Finance	0.5%
Containers & Packaging	0.8%
Diversified Consumer Services	1.0%
Diversified Financial Services	0.3%
Diversified Telecommunication Services	0.2%
Electric Utilities	1.1%
Electrical Equipment	1.7%
Electronic Equipment, Instruments & Components	2.9%
Energy Equipment & Services	0.5%
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA MIDCAP400 MVV :: 57

Entertainment	0.1%
Equity Real Estate Investment Trusts (REITs)	8.1%
Food & Staples Retailing	1.2%
Food Products	1.7%
Gas Utilities	1.5%
Health Care Equipment & Supplies	2.7%
Health Care Providers & Services	2.3%
Hotels, Restaurants & Leisure	2.5%
Household Durables	1.4%
Household Products	0.1%
Insurance	3.9%
Interactive Media & Services	0.3%
IT Services	2.1%
Leisure Products	1.2%
Life Sciences Tools & Services	1.4%
Machinery	4.0%
Marine	0.2%
Media	0.8%
Metals & Mining	3.0%
Multiline Retail	0.8%
Multi-Utilities	0.4%
Oil, Gas & Consumable Fuels	3.6%
Paper & Forest Products	0.3%
Personal Products	0.3%
Pharmaceuticals	0.6%
Professional Services	1.6%
Real Estate Management & Development	0.4%
Road & Rail	1.6%
Semiconductors & Semiconductor Equipment	3.1%
Software	3.0%
Specialty Retail	2.8%
Technology Hardware, Storage & Peripherals	0.1%
Textiles, Apparel & Luxury Goods	1.4%
Thrifts & Mortgage Finance	0.6%
Trading Companies & Distributors	0.9%
Water Utilities	0.5%
Other[a]	8.6%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

58 :: MVV ULTRA MIDCAP400 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 60.3%
Repurchase Agreements (a) — 60.3%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $5,752,259 (Cost $5,752,142)	$5,752,142	$5,752,142
Total Investments — 60.3% (Cost $5,752,142)		5,752,142
Other assets less liabilities — 39.7%		3,790,371
Net Assets — 100.0%		$9,542,513

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,592
Aggregate gross unrealized depreciation	(2,292,805)
Net unrealized depreciation	$(2,273,213)
Federal income tax cost	$5,752,142

Swap Agreementsa,f

Ultra MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
271,009	11/9/2022	Bank of America NA	1.13%	iShares® MSCI Brazil Capped ETF	(1,138,355)	—	1,138,355	—
7,106,320	4/10/2023	Citibank NA	1.13%	iShares® MSCI Brazil Capped ETF	(115,343)	—	115,343	—
4,518,410	4/10/2023	Goldman Sachs International	(0.17)%	iShares® MSCI Brazil Capped ETF	(630,289)	—	630,289	—
100,748	4/10/2023	Morgan Stanley & Co. International plc	1.28%	iShares® MSCI Brazil Capped ETF	19,592	—	—	19,592
2,658,128	4/10/2023	Societe Generale	0.83%	iShares® MSCI Brazil Capped ETF	(195,256)	—	195,256	—
4,522,481	4/10/2023	UBS AG	0.83%	iShares® MSCI Brazil Capped ETF	(213,562)	—	213,562	—
19,177,096					(2,273,213)
				Total Unrealized Appreciation	19,592
				Total Unrealized Depreciation	(2,292,805)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA MSCI BRAZIL CAPPED UBR :: 59

Investments	Principal Amount	Value
Short-Term Investments — 60.4%
Repurchase Agreements (a) — 60.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $5,476,590 (Cost $5,476,481)	$5,476,481	$5,476,481
Total Investments — 60.4% (Cost $5,476,481)		5,476,481
Other assets less liabilities — 39.6%		3,587,280
Net Assets — 100.0%		$9,063,761

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(3,028,732)
Net unrealized depreciation	$(3,028,732)
Federal income tax cost	$5,476,481

Swap Agreementsa,f

Ultra MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
8,262,328	11/9/2022	Bank of America NA	1.13%	iShares® MSCI EAFE ETF	(535,618)	—	535,618	—
3,456,542	4/10/2023	Citibank NA	1.23%	iShares® MSCI EAFE ETF	(913,949)	—	913,949	—
1,602,067	3/7/2023	Goldman Sachs International	1.43%	iShares® MSCI EAFE ETF	(120,713)	—	120,713	—
2,616	11/9/2023	Morgan Stanley & Co. International plc	1.28%	iShares® MSCI EAFE ETF	(367)	—	367	—
564,974	3/7/2023	Societe Generale	1.33%	iShares® MSCI EAFE ETF	(928,162)	—	900,005	(28,157)
4,284,385	3/7/2023	UBS AG	1.03%	iShares® MSCI EAFE ETF	(529,923)	—	529,923	—
18,172,912					(3,028,732)
				Total Unrealized Depreciation	(3,028,732)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.
See accompanying notes to the financial statements.

60 :: EFO ULTRA MSCI EAFE :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 65.7%
Repurchase Agreements (a) — 65.7%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $17,574,305 (Cost $17,573,951)	$17,573,951	$17,573,951
Total Investments — 65.7% (Cost $17,573,951)		17,573,951
Other assets less liabilities — 34.3%		9,156,734
Net Assets — 100.0%		$26,730,685

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(19,799,735)
Net unrealized depreciation	$(19,799,735)
Federal income tax cost	$17,573,951

Swap Agreementsa,f

Ultra MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
20,097,568	5/8/2023	Bank of America NA	1.08%	iShares® MSCI Emerging Markets ETF	(4,319,985)	—	4,319,985	—
1,368,058	4/10/2023	Citibank NA	0.98%	iShares® MSCI Emerging Markets ETF	(441,191)	—	441,191	—
4,048,226	3/7/2023	Goldman Sachs International	1.13%	iShares® MSCI Emerging Markets ETF	(408,139)	—	408,139	—
103,449	4/10/2023	Morgan Stanley & Co. International plc	1.28%	iShares® MSCI Emerging Markets ETF	(19,514)	—	19,514	—
2,680,168	3/7/2023	Societe Generale	0.58%	iShares® MSCI Emerging Markets ETF	(1,761,926)	—	1,735,007	(26,919)
25,422,015	11/9/2022	UBS AG	0.63%	iShares® MSCI Emerging Markets ETF	(12,848,980)	—	12,848,980	—
53,719,484					(19,799,735)
				Total Unrealized Depreciation	(19,799,735)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA MSCI EMERGING MARKETS EET :: 61

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

62 :: EET ULTRA MSCI EMERGING MARKETS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Exchange Traded Funds — 49.5%
iShares MSCI Japan ETF (Cost $3,349,571)	49,500	$2,851,199
	Principal Amount
Short-Term Investments — 18.8%
Repurchase Agreements (a) — 18.8%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $1,081,727 (Cost $1,081,705)	$1,081,705	1,081,705
Total Investments — 68.3% (Cost $4,431,276)		3,932,904
Other assets less liabilities — 31.7%		1,826,897
Net Assets — 100.0%		$5,759,801

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(2,853,963)
Net unrealized depreciation	$(2,853,963)
Federal income tax cost	$4,511,090

Swap Agreementsa,f

Ultra MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
907,778	12/14/2023	Bank of America NA	1.18%	iShares® MSCI Japan ETF	(102,025)	—	7,000	(95,025)
4,387,394	12/12/2022	Citibank NA	1.33%	iShares® MSCI Japan ETF	(1,244,607)	—	1,244,607	—
94,311	12/14/2023	Credit Suisse International	1.53%	iShares® MSCI Japan ETF	(16,939)	—	16,939	—
2,100,678	3/7/2023	Goldman Sachs International	1.33%	iShares® MSCI Japan ETF	(746,291)	—	746,291	—
166,659	11/9/2023	Morgan Stanley & Co. International plc	1.28%	iShares® MSCI Japan ETF	(30,006)	—	30,006	—
520,648	3/7/2023	Societe Generale	0.98%	iShares® MSCI Japan ETF	(85,384)	—	17,000	(68,384)
542,704	12/14/2023	UBS AG	0.83%	iShares® MSCI Japan ETF	(50,525)	—	50,525	—
8,720,172					(2,275,777)
				Total Unrealized Depreciation	(2,275,777)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA MSCI JAPAN EZJ :: 63

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

64 :: EZJ ULTRA MSCI JAPAN :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 86.1%
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	0.2%	13,746	$221,998
Alkermes plc* (Biotechnology)	0.4%	13,855	413,572
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	1.4%	10,279	1,293,098
Amgen, Inc. (Biotechnology)	8.4%	30,591	7,853,933
Apellis Pharmaceuticals, Inc.* (Biotechnology)	0.4%	8,357	346,398
Argenx SE, ADR* (Biotechnology)	0.8%	2,360	729,948
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	0.3%	9,018	300,840
Ascendis Pharma A/S, ADR* (Biotechnology)	0.4%	4,742	400,746
AstraZeneca plc, ADR (Pharmaceuticals)	3.6%	50,254	3,340,886
Beam Therapeutics, Inc.* (Biotechnology)	0.2%	5,888	207,140
BeiGene Ltd., ADR* (Biotechnology)	0.6%	4,257	584,146
Biogen, Inc.* (Biotechnology)	2.6%	12,567	2,513,400
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1.3%	15,733	1,182,020
BioNTech SE, ADR* (Biotechnology)	1.3%	7,535	1,230,918
Blueprint Medicines Corp.* (Biotechnology)	0.3%	5,063	278,465
CRISPR Therapeutics AG* (Biotechnology)	0.4%	6,593	382,724
CureVac NV*(b) (Biotechnology)	0.3%	15,995	300,706
Cytokinetics, Inc.*(b) (Biotechnology)	0.3%	7,256	289,514
Denali Therapeutics, Inc.* (Biotechnology)	0.3%	10,504	255,142
Exelixis, Inc.* (Biotechnology)	0.5%	27,330	500,959
Gilead Sciences, Inc. (Biotechnology)	7.3%	105,535	6,843,945
Guardant Health, Inc.* (Health Care Providers & Services)	0.4%	8,708	356,854
Halozyme Therapeutics, Inc.*(b) (Biotechnology)	0.6%	11,775	541,414
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	0.2%	5,034	219,482
Horizon Therapeutics plc* (Biotechnology)	1.9%	19,400	1,739,986
Illumina, Inc.* (Life Sciences Tools & Services)	2.6%	10,601	2,538,727
Incyte Corp.* (Biotechnology)	1.5%	18,941	1,437,432
Intellia Therapeutics, Inc.* (Biotechnology)	0.3%	6,384	294,558
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	0.5%	7,903	453,632
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Ionis Pharmaceuticals, Inc.* (Biotechnology)	0.5%	12,116	$442,476
Jazz Pharmaceuticals plc* (Pharmaceuticals)	0.8%	5,256	786,718
Karuna Therapeutics, Inc.* (Biotechnology)	0.3%	2,549	265,912
Maravai LifeSciences Holdings, Inc., Class A* (Life Sciences Tools & Services)	0.4%	11,252	350,500
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	0.5%	3,012	431,439
Moderna, Inc.* (Biotechnology)	5.3%	33,920	4,929,594
Neurocrine Biosciences, Inc.* (Biotechnology)	0.8%	8,144	761,383
Novavax, Inc.*(b) (Biotechnology)	0.4%	6,465	357,708
Novocure Ltd.*(b) (Health Care Equipment & Supplies)	0.8%	8,929	717,713
Pacira BioSciences, Inc.* (Pharmaceuticals)	0.3%	3,835	242,564
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	6.4%	8,982	5,970,695
Royalty Pharma plc, Class A (Pharmaceuticals)	1.6%	37,023	1,523,126
Sanofi, ADR (b) (Pharmaceuticals)	1.3%	23,655	1,259,629
Sarepta Therapeutics, Inc.* (Biotechnology)	0.6%	7,446	542,218
Seagen, Inc.* (Biotechnology)	2.3%	15,702	2,130,447
Syneos Health, Inc.* (Life Sciences Tools & Services)	0.7%	8,912	658,508
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	0.3%	5,933	278,258
United Therapeutics Corp.* (Biotechnology)	0.9%	3,859	888,882
Vertex Pharmaceuticals, Inc.* (Biotechnology)	6.2%	21,427	5,756,364
Viatris, Inc. (Pharmaceuticals)	1.4%	103,432	1,269,111
Vir Biotechnology, Inc.* (Biotechnology)	0.3%	11,313	291,989
Other Common Stocks (b)	14.7%	1,929,209	13,731,181
Total Common Stocks (Cost $118,471,815)			80,638,998
		No. of Rights
Right — 0.0% (c)
Achillion Pharmaceuticals, Inc., CVR*(d)(e) (Cost $11,641)	0.0%	25,307	11,641
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 65

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (f) — 2.5%
Investment Companies — 2.5%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $2,366,248)	2.5%	2,366,248	$2,366,248
		Principal Amount
Short-Term Investments — 9.3%
Repurchase Agreements (g) — 9.3%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $8,683,637 (Cost $8,683,464)		$8,683,464	8,683,464
Total Investments — 97.9% (Cost $129,533,168)			91,700,351
Other assets less liabilities — 2.1%			1,984,742
Net Assets — 100.0%			$93,685,093

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $33,127,644.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $3,413,879, collateralized in the form of cash with a value of $2,366,248 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,292,500 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 15, 2022 - May 15, 2052. The total value of collateral is $3,658,748.

(c)  Represents less than 0.05% of net assets.

(d)  Illiquid security.

(e)  Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $11,641, which represents approximately 0.01% of net assets of the Fund.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $2,366,248.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,586,698
Aggregate gross unrealized depreciation	(94,764,936)
Net unrealized depreciation	$(91,178,238)
Federal income tax cost	$130,490,481

Swap Agreementsa

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
16,807,255	5/8/2023	Bank of America NA	0.98%	NASDAQ Biotechnology Index®	(10,819,012)	—	10,819,012	—
13,612,058	11/6/2023	BNP Paribas SA	1.13%	NASDAQ Biotechnology Index®	(119,111)	119,111	—	—
16,766,433	4/10/2023	Citibank NA	0.98%	NASDAQ Biotechnology Index®	(11,346,311)	—	11,346,311	—
18,878,010	3/7/2023	Goldman Sachs International	1.43%	NASDAQ Biotechnology Index®	(10,086,401)	2,108,500	7,977,901	—
See accompanying notes to the financial statements.

66 :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
3,733,296	11/7/2022	Morgan Stanley & Co. International plc	1.28%	NASDAQ Biotechnology Index®	(1,476,525)	329,744	1,146,781	—
24,823,080	3/7/2023	Societe Generale	1.18%	NASDAQ Biotechnology Index®	(9,083,315)	—	9,083,315	—
12,662,034	3/7/2023	UBS AG	0.83%	NASDAQ Biotechnology Index®	(9,457,433)	—	9,457,433	—
107,282,166					(52,388,108)
				Total Unrealized Depreciation	(52,388,108)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Nasdaq Biotechnology invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Biotechnology	67.7%
Health Care Equipment & Supplies	0.8%
Health Care Providers & Services	0.6%
Life Sciences Tools & Services	5.1%
Pharmaceuticals	11.9%
Other[a]	13.9%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 67

Investments	Shares	Value
Common Stocks (a) — 86.2%
Communications Equipment — 5.0%
Arista Networks, Inc.*	543	$55,538
Cisco Systems, Inc.	798	35,950
		91,488
Diversified Telecommunication Services — 3.6%
Lumen Technologies, Inc.	5,369	65,716
Health Care Technology — 0.5%
Veeva Systems, Inc., Class A*	49	8,343
Interactive Media & Services — 3.0%
Alphabet, Inc., Class A*	24	54,606
Internet & Direct Marketing Retail — 6.2%
Alibaba Group Holding Ltd., ADR*	634	60,896
Amazon.com, Inc.*	22	52,892
		113,788
IT Services — 18.8%
Akamai Technologies, Inc.*	411	41,528
Cloudflare, Inc., Class A*	382	21,392
DigitalOcean Holdings, Inc.*	1,125	54,956
Fastly, Inc., Class A*	1,793	23,399
International Business Machines Corp.	272	37,765
MongoDB, Inc.*	145	34,387
Rackspace Technology, Inc.*	5,992	55,306
Shopify, Inc., Class A*	48	18,006
Snowflake, Inc., Class A*	42	5,361
Squarespace, Inc., Class A*	377	7,762
Toast, Inc., Class A*	543	8,818
Twilio, Inc., Class A*	190	19,982
Wix.com Ltd.*	242	15,248
		343,910
Software — 42.3%
Adobe, Inc.*	71	29,570
Anaplan, Inc.*	236	15,482
Appfolio, Inc., Class A*	98	9,818
Appian Corp.*	365	17,436
AppLovin Corp., Class A*	575	21,913
Asana, Inc., Class A*	204	4,435
Atlassian Corp. plc, Class A*	109	19,328
Avalara, Inc.*	108	9,144
Blackbaud, Inc.*	178	11,330
Blackline, Inc.*	148	10,837
Box, Inc., Class A*	435	11,358
Confluent, Inc., Class A*	781	16,502
Couchbase, Inc.*	529	7,501
Coupa Software, Inc.*	91	6,260
Investments	Shares	Value
Common Stocks (a) (continued)
Crowdstrike Holdings, Inc., Class A*	56	$8,959
Datadog, Inc., Class A*	69	6,582
DocuSign, Inc.*	94	7,887
Domo, Inc., Class B*	501	15,972
Dropbox, Inc., Class A*	492	10,253
Elastic NV*	129	7,953
Everbridge, Inc.*	282	11,649
HubSpot, Inc.*	63	21,274
Intuit, Inc.	23	9,533
Microsoft Corp.	223	60,627
MicroStrategy, Inc., Class A*	75	19,852
Open Text Corp.	257	10,540
Oracle Corp.	878	63,146
Palo Alto Networks, Inc.*	19	9,553
Paycom Software, Inc.*	33	9,383
Paylocity Holding Corp.*	53	9,268
Q2 Holdings, Inc.*	172	9,070
Qualtrics International, Inc., Class A*	368	5,226
Qualys, Inc.*	89	11,630
RingCentral, Inc., Class A*	255	16,101
Salesforce, Inc.*	158	25,318
SAP SE, ADR	197	19,668
ServiceNow, Inc.*	57	26,646
Smartsheet, Inc., Class A*	210	7,486
Splunk, Inc.*	282	28,922
Sprout Social, Inc., Class A*	172	8,760
Trade Desk, Inc. (The), Class A*	131	6,818
VMware, Inc., Class A	568	72,761
Workday, Inc., Class A*	49	7,659
Workiva, Inc.*	316	23,071
Zendesk, Inc.*	96	8,779
Zoom Video Communications, Inc., Class A*	84	9,026
Zscaler, Inc.*	46	7,042
Zuora, Inc., Class A*	734	7,443
		774,771
Technology Hardware, Storage & Peripherals — 6.8%
Hewlett Packard Enterprise Co.	2,097	32,713
NetApp, Inc.	426	30,651
Pure Storage, Inc., Class A*	2,572	61,033
		124,397
Total Common Stocks (Cost $2,035,310)		1,577,019
See accompanying notes to the financial statements.

68 :: SKYU ULTRA NASDAQ CLOUD COMPUTING :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 17.1%
Repurchase Agreements (b) — 17.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $312,768 (Cost $312,760)	$312,760	$312,760
Total Investments — 103.3% (Cost $2,348,070)		1,889,779
Liabilities in excess of other assets — (3.3%)		(59,811)
Net Assets — 100.0%		$1,829,968

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $344,372.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,859
Aggregate gross unrealized depreciation	(1,819,356)
Net unrealized depreciation	$(1,779,497)
Federal income tax cost	$2,458,328

Swap Agreementsa

Ultra Nasdaq Cloud Computing had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
747,503	11/7/2022	Bank of America NA	0.93%	ISE Cloud Computing Index	(129,121)	—	129,121	—
517,082	11/6/2023	BNP Paribas SA	1.28%	ISE Cloud Computing Index	(307,419)	—	215,000	(92,419)
367,112	3/7/2023	Goldman Sachs International	1.43%	ISE Cloud Computing Index	(325,269)	14,828	310,441	—
461,624	11/7/2022	UBS AG	1.38%	ISE Cloud Computing Index	(449,139)	—	415,000	(34,139)
2,093,321					(1,210,948)
				Total Unrealized Depreciation	(1,210,948)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA NASDAQ CLOUD COMPUTING SKYU :: 69

Investments	Shares	Value
Exchange Traded Funds — 9.1%
First Trust NASDAQ Cybersecurity ETF (Cost $244,592)	4,974	$210,848
	Principal Amount
Short-Term Investments — 32.2%
Repurchase Agreements (a) — 32.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $752,276 (Cost $752,261)	$752,261	752,261
Total Investments — 41.3% (Cost $996,853)		963,109
Other assets less liabilities — 58.7%		1,370,040
Net Assets — 100.0%		$2,333,149

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,520,899)
Net unrealized depreciation	$(1,520,899)
Federal income tax cost	$996,853

Swap Agreementsa

Ultra Nasdaq Cybersecurity had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,960,820	11/7/2022	Bank of America NA	1.08%	First Trust Nasdaq Cybersecurity ETF	(131,587)	—	131,587	—
843,707	11/6/2023	BNP Paribas SA	1.33%	First Trust Nasdaq Cybersecurity ETF	(403,155)	—	403,155	—
1,396,156	3/7/2023	Goldman Sachs International	1.43%	First Trust Nasdaq Cybersecurity ETF	(637,442)	—	637,442	—
270,588	11/7/2022	UBS AG	1.33%	First Trust Nasdaq Cybersecurity ETF	(314,971)	—	314,971	—
4,471,271					(1,487,155)
				Total Unrealized Depreciation	(1,487,155)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

70 :: UCYB ULTRA NASDAQ CYBERSECURITY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 47.8%
Electric Utilities — 0.2%
OGE Energy Corp.	11,488	$474,454
Electrical Equipment — 0.3%
Plug Power, Inc.*(b)	29,767	550,094
Energy Equipment & Services — 3.8%
Baker Hughes Co.	51,975	1,870,061
Halliburton Co.	51,565	2,088,382
NOV, Inc.	22,534	450,680
Schlumberger NV	80,535	3,701,389
TechnipFMC plc*	24,313	200,339
		8,310,851
Oil, Gas & Consumable Fuels — 43.3%
APA Corp.	20,849	980,111
Cheniere Energy, Inc.	13,531	1,850,635
Chevron Corp.	110,619	19,320,715
ConocoPhillips	74,729	8,396,550
Continental Resources, Inc.	3,358	228,579
Coterra Energy, Inc. (b)	46,689	1,602,833
Devon Energy Corp.	36,130	2,706,137
Diamondback Energy, Inc.	9,772	1,485,539
DT Midstream, Inc.	5,551	322,513
EOG Resources, Inc.	33,577	4,598,706
EQT Corp.	17,262	823,743
Equitrans Midstream Corp.	23,332	183,623
Exxon Mobil Corp.	242,944	23,322,624
Hess Corp.	15,820	1,946,967
HF Sinclair Corp.	8,581	421,327
Kinder Morgan, Inc.	111,904	2,203,390
Marathon Oil Corp.	44,678	1,404,230
Marathon Petroleum Corp.	33,226	3,382,075
New Fortress Energy, Inc.	2,376	110,698
Occidental Petroleum Corp.	50,917	3,529,057
ONEOK, Inc.	25,590	1,685,102
Ovintiv, Inc.	14,984	838,954
Phillips 66	26,846	2,706,345
Pioneer Natural Resources Co.	13,029	3,621,280
Targa Resources Corp.	13,140	946,343
Texas Pacific Land Corp.	353	552,794
Valero Energy Corp.	23,461	3,040,546
Williams Cos., Inc. (The)	69,725	2,584,009
		94,795,425
Semiconductors & Semiconductor Equipment — 0.2%
First Solar, Inc.*	5,674	400,641
Total Common Stocks (Cost $70,495,008)		104,531,465
Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $242,444)	242,444	$242,444
	Principal Amount
Short-Term Investments — 0.3%
Repurchase Agreements (d) — 0.3%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $694,312 (Cost $694,298)	$694,298	694,298
Total Investments — 48.2% (Cost $71,431,750)		105,468,207
Other assets less liabilities — 51.8%		113,233,124
Net Assets — 100.0%		$218,701,331

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $37,641,752.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $1,517,994, collateralized in the form of cash with a value of $242,444 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,441,539 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $1,683,983.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $242,444.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$132,063,007
Aggregate gross unrealized depreciation	(756,850)
Net unrealized appreciation	$131,306,157
Federal income tax cost	$72,399,619
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA OIL & GAS DIG :: 71

Swap Agreementsa

Ultra Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
36,919,395	5/8/2023	Bank of America NA	1.13%	Dow Jones U.S. Oil & GasSM Index	13,217,766	(13,217,766)	—	—
43,225,697	11/6/2023	BNP Paribas SA	1.33%	Dow Jones U.S. Oil & GasSM Index	754,605	(754,605)	—	—
21,296,963	11/6/2023	Citibank NA	1.13%	Dow Jones U.S. Oil & GasSM Index	17,063,805	—	(17,063,805)	—
35,474,022	3/7/2023	Goldman Sachs International	1.43%	Dow Jones U.S. Oil & GasSM Index	7,648,810	(7,644,760)	(4,050)	—
9,941,483	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. Oil & GasSM Index	7,342,783	—	(7,342,783)	—
51,400,217	3/7/2023	Societe Generale	1.38%	Dow Jones U.S. Oil & GasSM Index	13,502,619	(13,488,744)	(13,875)	—
134,593,640	3/7/2023	UBS AG	0.83%	Dow Jones U.S. Oil & GasSM Index	38,707,181	(16,087,181)	(22,620,000)	—
332,851,417					98,237,569
				Total Unrealized Appreciation	98,237,569

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

72 :: DIG ULTRA OIL & GAS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 85.4%
Automobiles — 3.7%
Lucid Group, Inc.*(b)	444,143	$8,962,806
Tesla, Inc.*	167,390	126,925,141
		135,887,947
Beverages — 2.4%
Keurig Dr Pepper, Inc.	380,919	13,233,126
Monster Beverage Corp.*	142,231	12,675,627
PepsiCo, Inc.	371,635	62,341,771
		88,250,524
Biotechnology — 3.5%
Amgen, Inc.	149,618	38,412,925
Biogen, Inc.*	39,467	7,893,400
Gilead Sciences, Inc.	336,740	21,837,589
Moderna, Inc.*	108,235	15,729,793
Regeneron Pharmaceuticals, Inc.*	28,652	19,046,130
Seagen, Inc.*	49,338	6,694,180
Vertex Pharmaceuticals, Inc.*	68,398	18,375,123
		127,989,140
Commercial Services & Supplies — 0.5%
Cintas Corp.	27,892	11,110,221
Copart, Inc.*	63,738	7,299,913
		18,410,134
Communications Equipment — 1.4%
Cisco Systems, Inc.	1,116,068	50,278,863
Electric Utilities — 1.2%
American Electric Power Co., Inc.	135,442	13,819,147
Constellation Energy Corp.	87,722	5,445,760
Exelon Corp.	263,331	12,942,719
Xcel Energy, Inc.	146,168	11,012,297
		43,219,923
Entertainment — 1.5%
Activision Blizzard, Inc.	209,369	16,305,658
Electronic Arts, Inc.	75,518	10,470,571
NetEase, Inc., ADR	56,282	5,838,132
Netflix, Inc.*	119,296	23,553,802
		56,168,163
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	119,141	55,545,917
Walgreens Boots Alliance, Inc.	231,931	10,165,536
		65,711,453
Investments	Shares	Value
Common Stocks (a) (continued)
Food Products — 1.0%
Kraft Heinz Co. (The)	328,734	$12,436,007
Mondelez International, Inc., Class A	372,946	23,704,448
		36,140,455
Health Care Equipment & Supplies — 1.2%
Align Technology, Inc.*	21,161	5,875,140
Dexcom, Inc.*	26,048	7,760,741
IDEXX Laboratories, Inc.*	22,632	8,863,144
Intuitive Surgical, Inc.*	96,108	21,878,025
		44,377,050
Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc., Class A*	99,682	12,048,564
Booking Holdings, Inc.*	11,022	24,728,518
Marriott International, Inc., Class A	87,685	15,044,992
Starbucks Corp.	309,009	24,257,207
		76,079,281
Industrial Conglomerates — 1.0%
Honeywell International, Inc.	184,281	35,680,487
Interactive Media & Services — 9.5%
Alphabet, Inc., Class A*	48,669	110,733,656
Alphabet, Inc., Class C*	51,094	116,534,173
Baidu, Inc., ADR*	64,947	9,115,312
Match Group, Inc.*	76,585	6,033,366
Meta Platforms, Inc., Class A*	559,958	108,430,267
		350,846,774
Internet & Direct Marketing Retail — 6.3%
Amazon.com, Inc.*	82,376	198,047,555
eBay, Inc.	157,891	7,684,555
JD.com, Inc., ADR	160,294	8,995,699
MercadoLibre, Inc.*	13,562	10,658,105
Pinduoduo, Inc., ADR*	118,745	5,978,811
		231,364,725
IT Services — 2.7%
Automatic Data Processing, Inc.	112,848	25,158,333
Cognizant Technology Solutions Corp., Class A	140,941	10,528,293
Fiserv, Inc.*	175,134	17,544,924
Okta, Inc.*	39,928	3,316,020
Paychex, Inc.	96,884	11,997,146
PayPal Holdings, Inc.*	312,892	26,661,527
VeriSign, Inc.*	29,580	5,163,189
		100,369,432
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA QQQ QLD :: 73

Investments	Shares	Value
Common Stocks (a) (continued)
Life Sciences Tools & Services — 0.3%
Illumina, Inc.*	42,198	$10,105,577
Machinery — 0.2%
PACCAR, Inc.	93,351	8,106,601
Media — 2.3%
Charter Communications, Inc., Class A*	46,390	23,516,483
Comcast Corp., Class A	1,215,219	53,809,897
Sirius XM Holdings, Inc. (b)	1,060,693	6,788,435
		84,114,815
Multiline Retail — 0.3%
Dollar Tree, Inc.*	60,473	9,695,636
Pharmaceuticals — 0.3%
AstraZeneca plc, ADR	153,239	10,187,329
Professional Services — 0.2%
Verisk Analytics, Inc.	43,333	7,579,808
Road & Rail — 0.7%
CSX Corp.	589,238	18,731,876
Old Dominion Freight Line, Inc.	30,825	7,960,248
		26,692,124
Semiconductors & Semiconductor Equipment — 13.9%
Advanced Micro Devices, Inc.*	437,205	44,533,701
Analog Devices, Inc.	140,621	23,680,576
Applied Materials, Inc.	237,320	27,835,263
ASML Holding NV, NYRS	22,245	12,819,571
Broadcom, Inc.	110,026	63,829,383
Intel Corp.	1,093,977	48,594,458
KLA Corp.	40,486	14,771,317
Lam Research Corp.	37,463	19,481,884
Marvell Technology, Inc.	226,670	13,407,531
Microchip Technology, Inc.	149,386	10,852,893
Micron Technology, Inc.	300,837	22,213,804
NVIDIA Corp.	569,280	106,295,962
NXP Semiconductors NV	70,532	13,384,152
QUALCOMM, Inc.	302,791	43,365,727
Skyworks Solutions, Inc.	44,043	4,794,962
Texas Instruments, Inc.	248,121	43,857,868
		513,719,052
Investments	Shares	Value
Common Stocks (a) (continued)
Software — 14.5%
Adobe, Inc.*	126,822	$52,818,827
ANSYS, Inc.*	23,397	6,091,643
Atlassian Corp. plc, Class A*	37,889	6,718,477
Autodesk, Inc.*	59,123	12,282,803
Cadence Design Systems, Inc.*	74,491	11,451,501
Crowdstrike Holdings, Inc., Class A*	55,886	8,941,201
Datadog, Inc., Class A*	71,061	6,778,509
DocuSign, Inc.*	53,207	4,464,599
Fortinet, Inc.*	43,196	12,705,671
Intuit, Inc.	76,117	31,547,452
Microsoft Corp.	1,213,978	330,044,199
Palo Alto Networks, Inc.*	26,464	13,305,570
Splunk, Inc.*(b)	42,602	4,369,261
Synopsys, Inc.*	41,158	13,137,634
Workday, Inc., Class A*	52,631	8,226,225
Zoom Video Communications, Inc., Class A*	65,070	6,991,772
Zscaler, Inc.*	37,686	5,769,350
		535,644,694
Specialty Retail — 0.5%
O'Reilly Automotive, Inc.*	17,868	11,384,953
Ross Stores, Inc.	94,935	8,071,374
		19,456,327
Technology Hardware, Storage & Peripherals — 10.7%
Apple, Inc.	2,642,540	393,315,654
Textiles, Apparel & Luxury Goods — 0.3%
Lululemon Athletica, Inc.*	33,131	9,697,112
Trading Companies & Distributors — 0.2%
Fastenal Co.	154,609	8,280,858
Wireless Telecommunication Services — 1.2%
T-Mobile US, Inc.*	335,672	44,741,721
Total Common Stocks (Cost $3,690,450,664)		3,142,111,659
Securities Lending Reinvestments (c) — 0.4%
Investment Companies — 0.4%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $13,789,342)	13,789,342	13,789,342
See accompanying notes to the financial statements.

74 :: QLD ULTRA QQQ :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 30.4%
Repurchase Agreements (d) — 6.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $224,180,215 (Cost $224,175,700)	$224,175,700	$224,175,700
U.S. Treasury Obligations — 24.3%
U.S. Treasury Bills
0.28%, 6/2/2022 (e)	245,000,000	244,996,494
0.51%, 6/21/2022 (e)	75,000,000	74,975,417
0.64%, 6/30/2022 (e)	75,000,000	74,958,916
0.07%, 7/14/2022 (e)	400,000,000	399,604,560
0.74%, 8/18/2022 (e)	100,000,000	99,773,854
Total U.S. Treasury Obligations (Cost $894,746,826)		894,309,241
Total Short-Term Investments (Cost $1,118,922,526)		1,118,484,941
Total Investments — 116.2% (Cost $4,823,162,532)		4,274,385,942
Liabilities in excess of other assets — (16.2%)		(595,061,809)
Net Assets — 100.0%		$3,679,324,133

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,914,125,704.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $18,465,573, collateralized in the form of cash with a value of $13,789,342 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $5,355,903 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $19,145,245.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $13,789,342.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2022.

Abbreviations

ADR  American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$156,309,944
Aggregate gross unrealized depreciation	(1,625,262,070)
Net unrealized depreciation	$(1,468,952,126)
Federal income tax cost	$4,842,567,071

Futures Contracts Purchased

Ultra QQQ had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	1,526	6/17/2022	USD	$385,971,180	$(9,618,580)

Swap Agreementsa

Ultra QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
119,783,897	11/6/2023	Bank of America NA	1.43%	NASDAQ-100 Index®	(60,930,713)	37,330,572	23,600,141	—
256,166,872	11/6/2023	Barclays Capital	1.43%	NASDAQ-100 Index®	(56,144)	—	—	(56,144)
313,701,069	5/8/2023	BNP Paribas SA	1.48%	NASDAQ-100 Index®	(194,143,428)	164,463,887	29,679,541	—
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA QQQ QLD :: 75

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
154,435,894	4/10/2023	Citibank NA	1.49%	NASDAQ-100 Index®	(119,050,423)	117,132,075	1,918,348	—
494,141,763	4/10/2023	Credit Suisse International	1.43%	NASDAQ-100 Index®	(144,903,909)	105,526,610	39,377,299	—
326,646,580	4/8/2024	Goldman Sachs International	1.43%	NASDAQ-100 Index®	12,988,181
421,176,785	3/7/2023	Goldman Sachs International	1.23%	PowerShares QQQ TrustSM, Series 1	(134,900,749)
747,823,365					(121,912,568)	40,478,813	81,433,755	—
318,821,120	5/8/2023	J.P. Morgan Securities	1.23%	NASDAQ-100 Index®	(164,363,654)	152,585,061	11,778,593	—
111,288,406	11/7/2022	Morgan Stanley & Co. International plc	1.38%	NASDAQ-100 Index®	(30,834,972)
155,683,539	11/7/2022	Morgan Stanley & Co. International plc	1.38%	PowerShares QQQ TrustSM, Series 1	54,103,235
266,971,945					23,268,263	—	(23,268,263)	—
492,624,711	4/10/2023	Societe Generale	1.68%	NASDAQ-100 Index®	21,565,140	(21,565,140)	—	—
666,188,102	3/7/2023	UBS AG	1.63%	NASDAQ-100 Index®	(130,624,981)	130,607,996	16,985	—
3,830,658,738					(891,152,417)
				Total Unrealized Appreciation	88,656,556
				Total Unrealized Depreciation	(979,808,973)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

76 :: QLD ULTRA QQQ :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 90.6%
Equity Real Estate Investment Trusts (REITs) — 83.2%
Alexandria Real Estate Equities, Inc.	9,798	$1,625,978
American Campus Communities, Inc.	9,364	608,660
American Homes 4 Rent, Class A	19,881	734,802
American Tower Corp.	30,641	7,848,078
Americold Realty Trust, Inc. (b)	17,952	497,091
Apartment Income REIT Corp.	10,573	474,305
AvalonBay Communities, Inc.	9,408	1,956,488
Boston Properties, Inc.	9,566	1,063,548
Brixmor Property Group, Inc.	20,052	488,868
Camden Property Trust	6,878	986,924
Corporate Office Properties Trust	7,558	208,903
Cousins Properties, Inc. (b)	10,006	345,707
Crown Castle International Corp.	29,096	5,518,056
CubeSmart	14,725	655,704
Digital Realty Trust, Inc.	19,098	2,665,890
Douglas Emmett, Inc.	11,809	333,840
Duke Realty Corp.	25,634	1,354,244
EastGroup Properties, Inc.	2,737	442,162
Equinix, Inc.	6,071	4,171,323
Equity Commonwealth*	7,611	207,400
Equity LifeStyle Properties, Inc.	11,618	879,483
Equity Residential	23,002	1,767,244
Essex Property Trust, Inc.	4,391	1,246,385
Extra Space Storage, Inc.	9,010	1,605,582
Federal Realty Investment Trust	4,763	547,602
First Industrial Realty Trust, Inc.	8,772	466,232
Gaming and Leisure Properties, Inc.	15,805	739,990
Healthcare Realty Trust, Inc. (b)	9,930	288,665
Healthcare Trust of America, Inc., Class A	14,861	446,573
Healthpeak Properties, Inc.	36,302	1,077,806
Highwoods Properties, Inc.	7,058	277,309
Host Hotels & Resorts, Inc.	48,062	960,759
Hudson Pacific Properties, Inc.	10,261	204,296
Invitation Homes, Inc.	40,158	1,514,760
Iron Mountain, Inc.	19,484	1,050,188
JBG SMITH Properties	7,682	198,272
Kilroy Realty Corp.	7,073	429,331
Kimco Realty Corp.	41,516	981,853
Lamar Advertising Co., Class A	5,847	572,714
Life Storage, Inc.	5,519	644,398
LXP Industrial Trust (b)	19,026	219,941
Medical Properties Trust, Inc.	40,172	746,396
Mid-America Apartment Communities, Inc. (b)	7,761	1,404,741
National Health Investors, Inc.	3,085	182,478
National Retail Properties, Inc.	11,819	523,582
National Storage Affiliates Trust	5,514	289,209
Omega Healthcare Investors, Inc.	16,078	478,642
Orion Office REIT, Inc.	3,812	50,811
Investments	Shares	Value
Common Stocks (a) (continued)
Physicians Realty Trust	14,823	$274,967
PotlatchDeltic Corp.	4,647	243,782
Prologis, Inc.	49,800	6,348,504
PS Business Parks, Inc.	1,354	254,051
Public Storage	10,266	3,394,350
Rayonier, Inc.	9,782	403,214
Realty Income Corp.	38,071	2,597,204
Regency Centers Corp.	10,374	707,611
Rexford Industrial Realty, Inc.	10,783	688,710
Sabra Health Care REIT, Inc.	15,388	216,048
SBA Communications Corp.	7,323	2,464,995
Simon Property Group, Inc.	22,112	2,535,141
SL Green Realty Corp.	4,315	266,538
Spirit Realty Capital, Inc.	8,594	360,862
STAG Industrial, Inc.	11,860	394,938
STORE Capital Corp.	16,509	455,483
Sun Communities, Inc.	7,803	1,280,706
UDR, Inc.	20,136	962,501
Ventas, Inc.	26,876	1,524,944
VICI Properties, Inc.	56,494	1,742,840
Vornado Realty Trust	10,703	374,177
Welltower, Inc.	29,324	2,612,475
Weyerhaeuser Co.	50,288	1,987,382
WP Carey, Inc.	12,828	1,079,348
		85,153,984
Mortgage Real Estate Investment Trusts (REITs) — 2.3%
AGNC Investment Corp.	35,140	429,762
Annaly Capital Management, Inc.	104,922	693,535
Blackstone Mortgage Trust, Inc., Class A	11,347	353,005
New Residential Investment Corp.	31,410	354,933
Starwood Property Trust, Inc.	20,503	489,817
		2,321,052
Professional Services — 1.6%
CoStar Group, Inc.*	26,577	1,619,602
Real Estate Management & Development — 3.5%
CBRE Group, Inc., Class A*	22,520	1,865,557
Compass, Inc., Class A*(b)	1,914	11,216
Howard Hughes Corp. (The)*	2,782	234,050
Jones Lang LaSalle, Inc.*	3,395	669,901
Opendoor Technologies, Inc.*(b)	26,177	189,260
Redfin Corp.*(b)	7,101	69,590
Zillow Group, Inc., Class A*	2,485	99,300
Zillow Group, Inc., Class C*(b)	11,192	446,561
		3,585,435
Total Common Stocks (Cost $99,985,486)		92,680,073
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA REAL ESTATE URE :: 77

Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $98,319)	98,319	$98,319
	Principal Amount
Short-Term Investments — 14.9%
Repurchase Agreements (d) — 14.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $15,273,939 (Cost $15,273,632)	$15,273,632	15,273,632
Total Investments — 105.6% (Cost $115,357,437)		108,052,024
Liabilities in excess of other assets — (5.6%)		(5,738,585)
Net Assets — 100.0%		$102,313,439

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $44,079,983.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $1,316,000, collateralized in the form of cash with a value of $98,319 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,295,705 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.75%, and maturity dates ranging from June 15, 2022 - November 15, 2051. The total value of collateral is $1,394,024.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $98,319.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,692,740
Aggregate gross unrealized depreciation	(23,525,921)
Net unrealized depreciation	$(20,833,181)
Federal income tax cost	$115,462,409

Swap Agreementsa

Ultra Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
11,246,795	5/8/2023	Bank of America NA	1.78%	Dow Jones U.S. Real EstateSM Index	(1,678,906)	1,246,073	432,833	—
27,222,974	5/8/2023	BNP Paribas SA	1.43%	Dow Jones U.S. Real EstateSM Index	(4,115,741)	3,967,180	148,561	—
10,823,792	11/7/2022	Citibank NA	1.53%	Dow Jones U.S. Real EstateSM Index	(466,746)	—	466,746	—
25,972,474	3/7/2023	Goldman Sachs International	1.43%	Dow Jones U.S. Real EstateSM Index	(3,129,344)	765,052	2,364,292	—
197,042	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. Real EstateSM Index	38,372	—	(38,372)	—
6,439,906	3/7/2023	Societe Generale	1.53%	Dow Jones U.S. Real EstateSM Index	(3,463,308)	579,373	2,883,935	—
30,529,494	3/7/2023	UBS AG	1.18%	Dow Jones U.S. Real EstateSM Index	(607,123)	516,295	90,828	—
112,432,477					(13,422,796)
				Total Unrealized Appreciation	38,372
				Total Unrealized Depreciation	(13,461,168)
See accompanying notes to the financial statements.

78 :: URE ULTRA REAL ESTATE :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA REAL ESTATE URE :: 79

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 71.1%
AMC Entertainment Holdings, Inc., Class A*(b) (Entertainment)	0.2%	27,364	$392,400
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	0.4%	15,172	650,575
Avis Budget Group, Inc.* (Road & Rail)	0.2%	2,188	416,333
Biohaven Pharmaceutical Holding Co. Ltd.* (Biotechnology)	0.2%	2,946	423,429
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	0.2%	7,263	420,310
Chart Industries, Inc.* (Machinery)	0.2%	1,936	340,504
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	0.3%	5,570	542,407
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	0.1%	1,503	265,941
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	2,148	347,009
EMCOR Group, Inc. (Construction & Engineering)	0.2%	2,826	298,510
First Financial Bankshares, Inc. (b) (Banks)	0.2%	6,892	284,226
Glacier Bancorp, Inc. (Banks)	0.2%	5,846	283,005
Halozyme Therapeutics, Inc.* (Biotechnology)	0.2%	7,336	337,309
HealthEquity, Inc.* (Health Care Providers & Services)	0.1%	4,332	271,097
Helmerich & Payne, Inc. (Energy Equipment & Services)	0.1%	5,466	275,213
II-VI, Inc.*(b) (Electronic Equipment, Instruments & Components)	0.2%	5,622	351,375
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	11,729	275,749
KBR, Inc. (Professional Services)	0.2%	7,498	373,100
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	0.2%	7,191	374,076
LHC Group, Inc.* (Health Care Providers & Services)	0.1%	1,623	270,489
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	0.1%	5,106	269,597
Livent Corp.*(b) (Chemicals)	0.1%	8,586	272,949
Macy's, Inc. (Multiline Retail)	0.2%	15,989	378,140
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Matador Resources Co. (Oil, Gas & Consumable Fuels)	0.2%	5,868	$357,361
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	0.2%	7,770	329,603
Murphy USA, Inc. (Specialty Retail)	0.2%	1,240	308,909
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	0.4%	13,893	777,869
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	0.2%	5,166	408,837
Performance Food Group Co.* (Food & Staples Retailing)	0.2%	8,045	348,670
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	0.1%	3,124	263,603
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	0.2%	12,683	430,588
RBC Bearings, Inc.*(b) (Machinery)	0.2%	1,489	277,535
Rogers Corp.* (Electronic Equipment, Instruments & Components)	0.1%	995	264,053
Saia, Inc.* (Road & Rail)	0.2%	1,410	278,602
Sailpoint Technologies Holdings, Inc.* (Software)	0.2%	4,846	307,430
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	0.2%	1,785	293,115
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	2,016	300,707
SM Energy Co. (Oil, Gas & Consumable Fuels)	0.2%	6,365	307,239
SouthState Corp. (Banks)	0.2%	4,091	330,635
Southwest Gas Holdings, Inc. (Gas Utilities)	0.2%	3,497	325,676
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	0.3%	53,877	491,358
STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	9,508	316,616
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	2,098	310,756
Tenet Healthcare Corp.* (Health Care Providers & Services)	0.2%	5,636	364,706
Tetra Tech, Inc. (Commercial Services & Supplies)	0.2%	2,866	386,824
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	0.2%	3,710	289,269
United Bankshares, Inc. (Banks)	0.1%	6,995	262,732
See accompanying notes to the financial statements.

80 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Valley National Bancorp (Banks)	0.1%	21,241	$269,973
WESCO International, Inc.* (Trading Companies & Distributors)	0.2%	2,366	297,122
WillScot Mobile Mini Holdings Corp.* (Construction & Engineering)	0.2%	11,060	395,174
Other Common Stocks (b)	61.5%	5,618,486	111,784,530
Total Common Stocks (Cost $178,669,262)			129,193,235
		No. of Rights
Rights — 0.0% (c)
ANI Pharmaceuticals, Inc., CVR, expiring 12/31/50*(d)(e)	0.0%	2	—
Contra Aduro Biotech I, CVR*(d)(e)	0.0%	687	—
Contraf-Nicotex-Tobacco GmbH*(d)(e)	0.0%	2,444	1,222
Oncternal Therapeutics, Inc., CVR*(d)(e)	0.0%	42	—
Tobira Therapeutics, Inc., CVR*(d)(e)	0.0%	756	—
Zogenix, Inc., CVR*(d)(e)	0.0%	4,182	2,844
Total Rights (Cost $1,951)			4,066
		Shares
Securities Lending Reinvestments (f) — 1.8%
Investment Companies — 1.8%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $3,360,840)	1.8%	3,360,840	3,360,840
		Principal Amount
Short-Term Investments — 36.6%
Repurchase Agreements (g) — 36.6%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $66,533,171 (Cost $66,531,831)		$66,531,831	66,531,831
Total Investments — 109.5% (Cost $248,563,884)			199,089,972
Liabilities in excess of other assets — (9.5%)			(17,319,873)
Net Assets — 100.0%			$181,770,099

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $61,666,940.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $5,200,000, collateralized in the form of cash with a value of $3,360,840 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $2,143,985 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.63%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $5,504,825.

(c)  Represents less than 0.05% of net assets.

(d)  Illiquid security.

(e)  Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $4,066, which represents approximately 0.00% of net assets of the Fund.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $3,360,840.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,996,444
Aggregate gross unrealized depreciation	(119,401,200)
Net unrealized depreciation	$(115,404,756)
Federal income tax cost	$250,388,448
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA RUSSELL2000 UWM :: 81

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	162	6/17/2022	USD	$15,081,390	$415,747

Swap Agreementsa

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
7,595,963	5/8/2023	Bank of America NA	1.13%	Russell 2000® Index	(9,640,583)	7,892,497	1,748,086	—
531,251	11/6/2023	Barclays Capital	1.33%	Russell 2000® Index	28,364	—	—	28,364
33,841,646	5/8/2023	BNP Paribas SA	0.98%	Russell 2000® Index	(7,982,438)	—	7,982,438	—
22,279,006	4/10/2023	Citibank NA	1.12%	Russell 2000® Index	(10,863,855)	10,558,947	304,908	—
31,901,181	3/7/2023	Goldman Sachs International	1.23%	Russell 2000® Index	(10,523,235)	—	10,523,235	—
11,456,826	11/7/2022	Morgan Stanley & Co. International plc	1.28%	iShares® Russell 2000 ETF	(1,101,396)
30,350,299	11/7/2022	Morgan Stanley & Co. International plc	1.28%	Russell 2000® Index	(2,639,415)
41,807,125					(3,740,811)	1,203,667	2,537,144	—
62,525,494	3/7/2023	Societe Generale	1.18%	Russell 2000® Index	(12,376,553)	595,094	11,781,459	—
18,767,155	3/7/2023	UBS AG	0.83%	Russell 2000® Index	(9,422,916)	9,330,552	92,364	—
219,248,821					(64,522,027)
				Total Unrealized Appreciation	28,364
				Total Unrealized Depreciation	(64,550,391)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

82 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Abbreviations

USD  U.S. Dollar

Ultra Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	0.5%
Air Freight & Logistics	0.3%
Airlines	0.2%
Auto Components	0.9%
Automobiles	0.1%
Banks	6.6%
Beverages	0.3%
Biotechnology	4.1%
Building Products	1.0%
Capital Markets	1.1%
Chemicals	1.6%
Commercial Services & Supplies	1.3%
Communications Equipment	0.5%
Construction & Engineering	1.2%
Construction Materials	0.1%
Consumer Finance	0.5%
Containers & Packaging	0.2%
Distributors	0.0%*
Diversified Consumer Services	0.4%
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.4%
Electric Utilities	0.5%
Electrical Equipment	0.7%
Electronic Equipment, Instruments & Components	1.7%
Energy Equipment & Services	1.0%
Entertainment	0.4%
Equity Real Estate Investment Trusts (REITs)	5.0%
Food & Staples Retailing	0.8%
Food Products	0.8%
Gas Utilities	0.9%
Health Care Equipment & Supplies	2.4%
Health Care Providers & Services	2.1%
Health Care Technology	0.5%
Hotels, Restaurants & Leisure	1.6%
Household Durables	1.2%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.3%
Insurance	1.4%
Interactive Media & Services	0.3%
Internet & Direct Marketing Retail	0.3%
IT Services	1.1%
Leisure Products	0.4%
Life Sciences Tools & Services	0.4%
Machinery	2.6%
Marine	0.2%
Media	0.7%
Metals & Mining	1.1%
Mortgage Real Estate Investment Trusts (REITs)	1.0%
Multiline Retail	0.3%
Multi-Utilities	0.4%
Oil, Gas & Consumable Fuels	4.8%
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA RUSSELL2000 UWM :: 83

Paper & Forest Products	0.1%
Personal Products	0.4%
Pharmaceuticals	1.0%
Professional Services	1.3%
Real Estate Management & Development	0.5%
Road & Rail	0.6%
Semiconductors & Semiconductor Equipment	2.3%
Software	3.4%
Specialty Retail	1.6%
Technology Hardware, Storage & Peripherals	0.2%
Textiles, Apparel & Luxury Goods	0.4%
Thrifts & Mortgage Finance	1.0%
Tobacco	0.1%
Trading Companies & Distributors	1.3%
Water Utilities	0.3%
Wireless Telecommunication Services	0.1%
Other[a]	28.9%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

84 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 90.8%
Abbott Laboratories (Health Care Equipment & Supplies)	0.6%	157,372	$18,484,915
AbbVie, Inc. (Biotechnology)	0.7%	157,337	23,186,754
Accenture plc, Class A (IT Services)	0.5%	56,250	16,788,375
Adobe, Inc.* (Software)	0.5%	41,976	17,482,164
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.4%	145,495	14,820,071
Alphabet, Inc., Class A* (Interactive Media & Services)	1.8%	26,766	60,899,074
Alphabet, Inc., Class C* (Interactive Media & Services)	1.6%	24,724	56,390,005
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.7%	38,945	93,631,179
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6.0%	1,379,803	205,369,878
AT&T, Inc. (Diversified Telecommunication Services)	0.4%	635,551	13,530,881
Bank of America Corp. (Banks)	0.7%	632,651	23,534,617
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.5%	162,992	51,502,212
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.4%	193,993	14,636,772
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.6%	36,749	21,319,197
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.9%	171,566	29,965,718
Cisco Systems, Inc. (Communications Equipment)	0.5%	375,364	16,910,148
Coca-Cola Co. (The) (Beverages)	0.7%	345,984	21,928,466
Comcast Corp., Class A (Media)	0.5%	402,613	17,827,704
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	39,461	18,397,507
Danaher Corp. (Life Sciences Tools & Services)	0.4%	56,629	14,939,863
Eli Lilly & Co. (Pharmaceuticals)	0.7%	70,665	22,149,238
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.0%	376,788	36,171,648
Home Depot, Inc. (The) (Specialty Retail)	0.8%	92,930	28,134,558
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.5%	362,409	16,098,208
Johnson & Johnson (Pharmaceuticals)	1.2%	234,298	42,063,520
JPMorgan Chase & Co. (Banks)	1.0%	263,011	34,777,945
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Linde plc (Chemicals)	0.4%	45,612	$14,809,304
Mastercard, Inc., Class A (IT Services)	0.8%	76,814	27,489,426
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.5%	66,499	16,771,713
Merck & Co., Inc. (Pharmaceuticals)	0.6%	224,807	20,688,988
Meta Platforms, Inc., Class A* (Interactive Media & Services)	1.2%	205,506	39,794,182
Microsoft Corp. (Software)	5.3%	667,209	181,394,111
NextEra Energy, Inc. (Electric Utilities)	0.4%	174,629	13,217,669
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.4%	113,586	13,499,696
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.2%	222,502	41,545,573
PepsiCo, Inc. (Beverages)	0.6%	123,131	20,655,226
Pfizer, Inc. (Pharmaceuticals)	0.8%	499,546	26,495,920
Philip Morris International, Inc. (Tobacco)	0.4%	137,931	14,655,169
Procter & Gamble Co. (The) (Household Products)	0.9%	213,337	31,548,276
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	100,300	14,364,966
Salesforce, Inc.* (Software)	0.4%	87,667	14,047,760
Tesla, Inc.* (Automobiles)	1.7%	74,507	56,495,678
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	82,193	14,528,435
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.6%	35,069	19,904,112
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.2%	83,826	41,643,080
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.6%	373,619	19,162,918
Visa, Inc., Class A (IT Services)	0.9%	147,596	31,315,443
Walmart, Inc. (Food & Staples Retailing)	0.5%	125,902	16,194,774
Walt Disney Co. (The)* (Entertainment)	0.5%	162,039	17,895,587
Wells Fargo & Co. (Banks)	0.5%	345,831	15,828,685
Other Common Stocks (b)	42.5%	15,406,540	1,455,128,205
Total Common Stocks (Cost $3,572,179,499)			3,110,015,513
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA S&P500® SSO :: 85

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $1,589,475)	0.0%	1,589,475	$1,589,475
		Principal Amount
Short-Term Investments — 23.8%
Repurchase Agreements (e) — 6.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $219,208,041 (Cost $219,203,627)		$219,203,627	219,203,627
U.S. Treasury Obligations — 17.4%
U.S. Treasury Bills
0.37%, 6/7/2022 (f)		50,000,000	49,995,916
0.51%, 6/21/2022 (f)		50,000,000	49,983,611
0.63%, 6/30/2022 (f)		175,000,000	174,904,138
0.71%, 7/5/2022 (b)(f)		75,000,000	74,952,188
0.39%, 7/21/2022 (b)(f)		100,000,000	99,883,333
0.74%, 8/18/2022 (f)		100,000,000	99,773,854
0.69%, 12/29/2022 (f)		45,000,000	44,583,249
Total U.S. Treasury Obligations (Cost $594,447,259)			594,076,289
Total Short-Term Investments (Cost $813,650,886)			813,279,916
Total Investments — 114.6% (Cost $4,387,419,860)			3,924,884,904
Liabilities in excess of other assets — (14.6%)			(500,685,590)
Net Assets — 100.0%			$3,424,199,314

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,472,167,759.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $31,941,272, collateralized in the form of cash with a value of $1,589,475 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $31,086,923 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 6.87%, and maturity dates ranging from June 15, 2022 - May 20, 2052. The total value of collateral is $32,676,398.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $1,589,475.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,208,214
Aggregate gross unrealized depreciation	(1,116,857,774)
Net unrealized depreciation	$(1,007,649,560)
Federal income tax cost	$4,431,515,065

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	1,255	6/17/2022	USD	$259,235,938	$8,680,002
See accompanying notes to the financial statements.

86 :: SSO ULTRA S&P500® :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
266,953,419	5/8/2023	Bank of America NA	1.38%	S&P 500®	(37,274,846)	37,274,422	424	—
308,568,301	5/8/2023	BNP Paribas SA	1.43%	S&P 500®	(141,588,300)	141,015,917	572,383	—
415,454,625	4/10/2023	Citibank NA	1.49%	S&P 500®	(60,819,881)	60,714,954	104,927	—
482,564,873	4/10/2023	Credit Suisse International	1.43%	S&P 500®	(37,859,705)	26,234,042	11,625,663	—
50,457,684	4/8/2024	Goldman Sachs International	1.43%	S&P 500®	916,761
352,091,129	3/7/2023	Goldman Sachs International	1.34%	SPDR® S&P 500® ETF Trust	(91,963,118)
402,548,813					(91,046,357)	90,450,105	596,252	—
362,881,281	5/8/2023	J.P. Morgan Securities	1.23%	S&P 500®	(61,262,822)	60,776,730	486,092	—
176,748,584	4/10/2023	Morgan Stanley & Co. International plc	1.38%	S&P 500®	(23,781,081)	23,739,902	41,179	—
560,022,025	11/6/2023	Societe Generale	1.33%	S&P 500®	10,853,083	(10,831,670)	(21,413)	—
504,225,604	3/7/2023	UBS AG	1.33%	S&P 500®	(66,919,492)	66,895,671	23,821	—
3,479,967,525					(509,699,401)
				Total Unrealized Appreciation	11,769,844
				Total Unrealized Depreciation	(521,469,245)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA S&P500® SSO :: 87

Ultra S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	1.5%
Air Freight & Logistics	0.6%
Airlines	0.2%
Auto Components	0.1%
Automobiles	1.9%
Banks	3.6%
Beverages	1.5%
Biotechnology	1.9%
Building Products	0.4%
Capital Markets	2.6%
Chemicals	1.7%
Commercial Services & Supplies	0.4%
Communications Equipment	0.7%
Construction & Engineering	0.0%*
Construction Materials	0.1%
Consumer Finance	0.5%
Containers & Packaging	0.3%
Distributors	0.1%
Diversified Financial Services	1.5%
Diversified Telecommunication Services	1.0%
Electric Utilities	1.7%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.6%
Energy Equipment & Services	0.3%
Entertainment	1.2%
Equity Real Estate Investment Trusts (REITs)	2.4%
Food & Staples Retailing	1.3%
Food Products	1.0%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	2.5%
Health Care Providers & Services	2.9%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.7%
Household Durables	0.3%
Household Products	1.3%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.8%
Insurance	2.0%
Interactive Media & Services	4.7%
Internet & Direct Marketing Retail	2.8%
IT Services	4.0%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.7%
Machinery	1.5%
Media	0.9%
Metals & Mining	0.4%
Multiline Retail	0.4%
Multi-Utilities	0.9%
Oil, Gas & Consumable Fuels	4.0%
Personal Products	0.2%
Pharmaceuticals	4.0%
Professional Services	0.3%
Real Estate Management & Development	0.1%
See accompanying notes to the financial statements.

88 :: SSO ULTRA S&P500® :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	5.1%
Software	7.9%
Specialty Retail	1.9%
Technology Hardware, Storage & Peripherals	6.3%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	0.7%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	9.2%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA S&P500® SSO :: 89

Investments	Shares	Value
Common Stocks (a) — 66.4%
Semiconductors & Semiconductor Equipment — 66.4%
Advanced Micro Devices, Inc.*	126,592	$12,894,626
Allegro MicroSystems, Inc.*	4,266	109,850
Amkor Technology, Inc.	7,762	158,655
Analog Devices, Inc.	40,674	6,849,502
Applied Materials, Inc.	68,745	8,063,101
Broadcom, Inc.	31,978	18,551,397
Cirrus Logic, Inc.*	4,436	361,711
Enphase Energy, Inc.*	10,378	1,932,280
Entegris, Inc.	10,488	1,163,748
GLOBALFOUNDRIES, Inc.*(b)	4,109	245,266
Intel Corp.	315,268	14,004,205
KLA Corp.	11,673	4,258,894
Lam Research Corp.	10,798	5,615,284
Lattice Semiconductor Corp.*	10,604	551,620
Marvell Technology, Inc.	65,359	3,865,985
Microchip Technology, Inc.	43,056	3,128,018
Micron Technology, Inc.	86,737	6,404,660
MKS Instruments, Inc.	4,283	528,950
Monolithic Power Systems, Inc.	3,354	1,510,608
NVIDIA Corp.	193,562	36,141,897
NXP Semiconductors NV	20,605	3,910,005
ON Semiconductor Corp.*	33,346	2,023,435
Power Integrations, Inc.	4,578	386,292
Qorvo, Inc.*	8,400	938,700
QUALCOMM, Inc.	87,295	12,502,390
Semtech Corp.*	4,991	319,873
Silicon Laboratories, Inc.*	2,960	441,514
Skyworks Solutions, Inc.	12,709	1,383,629
SolarEdge Technologies, Inc.*	4,072	1,110,801
Teradyne, Inc.	12,620	1,378,861
Texas Instruments, Inc.	71,546	12,646,471
Universal Display Corp.	3,356	423,896
Wolfspeed, Inc.*(b)	9,578	720,553
Total Common Stocks (Cost $178,556,089)		164,526,677
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $227,427)	227,427	227,427
Investments	Principal Amount	Value
Short-Term Investments — 29.9%
Repurchase Agreements (d) — 29.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $73,965,113 (Cost $73,963,623)	$73,963,623	$73,963,623
Total Investments — 96.4% (Cost $252,747,139)		238,717,727
Other assets less liabilities — 3.6%		8,861,929
Net Assets — 100.0%		$247,579,656

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $52,872,985.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $538,881, collateralized in the form of cash with a value of $227,427 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $328,630 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 3.75%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $556,057.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $227,427.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,324,906
Aggregate gross unrealized depreciation	(87,579,601)
Net unrealized depreciation	$(65,254,695)
Federal income tax cost	$253,035,375
See accompanying notes to the financial statements.

90 :: USD ULTRA SEMICONDUCTORS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
1,419,830	5/8/2023	Bank of America NA	1.23%	Dow Jones U.S. SemiconductorsSM Index[f]	(11,988,815)	11,718,668	270,147	—
25,435,041	11/6/2023	BNP Paribas SA	1.33%	Dow Jones U.S. SemiconductorsSM Index[f]	547,568	(547,568)	—	—
11,702,844	11/7/2022	Goldman Sachs International	1.43%	Dow Jones U.S. SemiconductorsSM Index[f]	14,666,600	(14,432,615)	—	233,985
17,970,175	11/6/2023	J.P. Morgan Securities	1.28%	Dow Jones U.S. SemiconductorsSM Index[f]	(4,434,387)	4,105,775	328,612	—
22,365,912	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. SemiconductorsSM Index[f]	3,984,900	—	(3,984,900)	—
1,003,920	4/10/2023	Societe Generale	1.48%	Dow Jones U.S. SemiconductorsSM Index[f]	64,202	—	—	64,202
251,374,497	3/7/2023	UBS AG	1.18%	Dow Jones U.S. SemiconductorsSM Index[f]	(53,777,115)	3,930,688	49,846,427	—
331,272,219					(50,937,047)
				Total Unrealized Appreciation	19,263,270
				Total Unrealized Depreciation	(70,200,317)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA SEMICONDUCTORS USD :: 91

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 90.4%
ABM Industries, Inc. (Commercial Services & Supplies)	0.3%	2,154	$104,146
Agree Realty Corp. (b) (Equity Real Estate Investment Trusts (REITs))	0.5%	2,279	158,550
Allegheny Technologies, Inc.*(b) (Metals & Mining)	0.3%	4,070	111,925
American Equity Investment Life Holding Co. (Insurance)	0.3%	2,636	106,125
AMN Healthcare Services, Inc.*(b) (Health Care Providers & Services)	0.5%	1,511	146,416
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	0.4%	1,230	127,194
Asbury Automotive Group, Inc.*(b) (Specialty Retail)	0.4%	739	133,870
Assured Guaranty Ltd. (Insurance)	0.4%	2,232	131,353
Balchem Corp. (Chemicals)	0.4%	1,035	128,785
BankUnited, Inc. (Banks)	0.3%	2,739	114,107
Civitas Resources, Inc. (b) (Oil, Gas & Consumable Fuels)	0.5%	2,304	175,910
Comfort Systems USA, Inc. (Construction & Engineering)	0.3%	1,154	103,537
Community Bank System, Inc. (Banks)	0.3%	1,722	113,652
CONMED Corp. (Health Care Equipment & Supplies)	0.3%	937	108,964
CVB Financial Corp. (Banks)	0.3%	4,332	107,347
Cytokinetics, Inc.*(b) (Biotechnology)	0.3%	2,683	107,052
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	0.3%	1,438	110,740
Ensign Group, Inc. (The) (Health Care Providers & Services)	0.4%	1,673	135,797
ExlService Holdings, Inc.* (IT Services)	0.5%	1,064	151,290
Exponent, Inc. (Professional Services)	0.5%	1,666	150,590
First Hawaiian, Inc. (Banks)	0.3%	4,077	104,412
HB Fuller Co. (Chemicals)	0.4%	1,688	119,983
Helmerich & Payne, Inc. (Energy Equipment & Services)	0.5%	3,374	169,881
Independent Bank Corp. (Banks)	0.4%	1,511	125,866
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	869	115,620
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	0.3%	1,116	110,283
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
John Bean Technologies Corp. (Machinery)	0.4%	1,016	$123,698
Korn Ferry (Professional Services)	0.3%	1,740	106,940
Kulicke & Soffa Industries, Inc. (b) (Semiconductors & Semiconductor Equipment)	0.3%	1,992	107,907
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	0.5%	2,164	148,277
Livent Corp.*(b) (Chemicals)	0.5%	5,167	164,259
LXP Industrial Trust (b) (Equity Real Estate Investment Trusts (REITs))	0.3%	9,046	104,572
Matson, Inc. (Marine)	0.4%	1,346	120,978
Mr Cooper Group, Inc.* (Thrifts & Mortgage Finance)	0.3%	2,405	104,281
Omnicell, Inc.* (Health Care Equipment & Supplies)	0.5%	1,405	156,180
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	0.4%	1,576	126,679
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	0.4%	6,879	131,251
Resideo Technologies, Inc.* (Building Products)	0.3%	4,618	109,077
Rogers Corp.* (Electronic Equipment, Instruments & Components)	0.5%	599	158,963
ServisFirst Bancshares, Inc. (Banks)	0.4%	1,562	130,208
Simmons First National Corp., Class A (Banks)	0.3%	4,036	103,766
Simply Good Foods Co. (The)* (Food Products)	0.3%	2,705	108,092
SM Energy Co. (Oil, Gas & Consumable Fuels)	0.6%	3,883	187,432
South Jersey Industries, Inc. (b) (Gas Utilities)	0.4%	3,595	125,286
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	1.0%	35,636	325,000
SPS Commerce, Inc.* (Software)	0.4%	1,150	123,096
UFP Industries, Inc. (Building Products)	0.5%	1,978	152,702
United Community Banks, Inc. (Banks)	0.3%	3,350	105,291
Viavi Solutions, Inc.* (Communications Equipment)	0.3%	7,357	106,456
Vonage Holdings Corp.* (Software)	0.5%	8,074	156,393
Other Common Stocks(b)	70.5%	881,398	23,213,855
Total Common Stocks (Cost $32,734,500)			29,774,034
See accompanying notes to the financial statements.

92 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.7%
Investment Companies — 0.7%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $226,827)	0.7%	226,827	$226,827
		Principal Amount
Short-Term Investments — 19.6%
Repurchase Agreements (d) — 19.6%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $6,447,384 (Cost $6,447,256)		$6,447,256	6,447,256
Total Investments — 110.7% (Cost $39,408,583)			36,448,117
Liabilities in excess of other assets — (10.7%)			(3,513,096)
Net Assets — 100.0%			$32,935,021

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $7,294,298.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $1,199,319, collateralized in the form of cash with a value of $226,827 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,023,145 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.63%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $1,249,972.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $226,827.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,190,133
Aggregate gross unrealized depreciation	(9,738,542)
Net unrealized depreciation	$(7,548,409)
Federal income tax cost	$39,468,194

Swap Agreementsa

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
8,264,995	5/8/2023	Bank of America NA	1.18%	S&P SmallCap 600®	(1,693,273)	1,435,009	258,264	—
6,902,118	11/7/2022	Citibank NA	1.18%	S&P SmallCap 600®	(780,550)	769,506	11,044	—
4,114,581	11/7/2022	Morgan Stanley & Co. International plc	1.43%	S&P SmallCap 600®	(481,710)	477,887	3,823	—
10,361,826	3/7/2023	Societe Generale	1.28%	S&P SmallCap 600®	(888,300)	869,968	18,332	—
6,439,999	3/7/2023	UBS AG	1.13%	S&P SmallCap 600®	(684,499)	—	684,499	—
36,083,519					(4,528,332)
				Total Unrealized Depreciation	(4,528,332)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA SMALLCAP600 SAA :: 93

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra SmallCap600 invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	1.1%
Air Freight & Logistics	0.7%
Airlines	0.4%
Auto Components	1.2%
Automobiles	0.2%
Banks	9.2%
Beverages	0.7%
Biotechnology	1.9%
Building Products	1.7%
Capital Markets	0.8%
Chemicals	2.7%
Commercial Services & Supplies	2.0%
Communications Equipment	1.2%
Construction & Engineering	1.0%
Consumer Finance	0.9%
Containers & Packaging	0.3%
Diversified Consumer Services	0.4%
Diversified Telecommunication Services	0.3%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	3.6%
Energy Equipment & Services	2.1%
Entertainment	0.2%
Equity Real Estate Investment Trusts (REITs)	6.5%
Food & Staples Retailing	0.8%
Food Products	1.6%
Gas Utilities	0.8%
Health Care Equipment & Supplies	3.5%
Health Care Providers & Services	3.0%
Health Care Technology	0.5%
Hotels, Restaurants & Leisure	1.4%
Household Durables	2.3%
Household Products	0.5%
Insurance	2.5%
Interactive Media & Services	0.1%
Internet & Direct Marketing Retail	0.2%
IT Services	1.4%
Leisure Products	0.3%
Life Sciences Tools & Services	0.1%
Machinery	3.9%
Marine	0.4%
Media	0.6%
Metals & Mining	1.7%
Mortgage Real Estate Investment Trusts (REITs)	1.2%
Multiline Retail	0.1%
Multi-Utilities	0.4%
See accompanying notes to the financial statements.

94 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Oil, Gas & Consumable Fuels	3.9%
Paper & Forest Products	0.4%
Personal Products	0.7%
Pharmaceuticals	1.4%
Professional Services	1.4%
Real Estate Management & Development	0.5%
Road & Rail	0.4%
Semiconductors & Semiconductor Equipment	3.1%
Software	2.4%
Specialty Retail	3.6%
Technology Hardware, Storage & Peripherals	0.2%
Textiles, Apparel & Luxury Goods	1.0%
Thrifts & Mortgage Finance	1.9%
Tobacco	0.3%
Trading Companies & Distributors	1.3%
Water Utilities	0.7%
Wireless Telecommunication Services	0.4%
Other[a]	9.6%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA SMALLCAP600 SAA :: 95

Investments	Shares	Value
Common Stocks (a) — 88.8%
Communications Equipment — 2.4%
Arista Networks, Inc.*	9,944	$1,017,072
Ciena Corp.*	6,868	349,032
Cisco Systems, Inc.	187,023	8,425,386
F5, Inc.*	2,696	439,556
Juniper Networks, Inc.	14,426	442,589
Lumentum Holdings, Inc.* (b)	3,203	275,714
Motorola Solutions, Inc.	7,493	1,646,512
Ubiquiti, Inc.	262	68,529
Viavi Solutions, Inc.*	10,206	147,681
		12,812,071
Diversified Telecommunication Services — 0.2%
Liberty Global plc, Class A*	7,840	190,669
Liberty Global plc, Class C*	14,715	373,908
Lumen Technologies, Inc. (b)	40,870	500,249
		1,064,826
Electronic Equipment, Instruments & Components — 0.2%
CDW Corp.	6,028	1,023,916
TD SYNNEX Corp.	1,849	192,019
		1,215,935
Health Care Technology — 0.4%
Cerner Corp.	13,040	1,236,844
Veeva Systems, Inc., Class A*	6,157	1,048,291
		2,285,135
Household Durables — 0.1%
Garmin Ltd.	6,732	711,034
Interactive Media & Services — 15.2%
Alphabet, Inc., Class A*	13,342	30,356,252
Alphabet, Inc., Class C*	12,324	28,108,333
Angi, Inc.*	3,319	18,221
Bumble, Inc., Class A*	3,211	91,514
Cargurus, Inc.*	3,884	98,343
IAC/InterActiveCorp*	3,716	316,975
Match Group, Inc.*	12,547	988,453
Meta Platforms, Inc., Class A*	102,388	19,826,412
Snap, Inc., Class A*	47,986	677,082
Twitter, Inc.*	35,459	1,404,176
Vimeo, Inc.*	6,915	60,091
Ziff Davis, Inc.*	2,140	163,368
		82,109,220
Internet & Direct Marketing Retail — 0.5%
Chewy, Inc., Class A* (b)	3,939	97,687
DoorDash, Inc., Class A*	7,176	551,906
eBay, Inc.	27,748	1,350,495
Etsy, Inc.*	5,613	455,327
		2,455,415
Investments	Shares	Value
Common Stocks (a) (continued)
IT Services — 3.0%
Akamai Technologies, Inc.*	7,197	$727,185
Amdocs Ltd.	5,536	481,023
Cloudflare, Inc., Class A* (b)	12,321	689,976
Cognizant Technology Solutions Corp., Class A	23,293	1,739,987
DXC Technology Co.*	10,829	381,397
EPAM Systems, Inc.*	2,510	849,685
Fastly, Inc., Class A*	4,741	61,870
Gartner, Inc.*	3,645	956,448
GoDaddy, Inc., Class A*	7,401	555,445
International Business Machines Corp.	39,773	5,522,083
Kyndryl Holdings, Inc.*	7,953	98,140
LiveRamp Holdings, Inc.*	3,019	77,286
MongoDB, Inc.*	2,951	699,830
Okta, Inc.*	6,596	547,798
Snowflake, Inc., Class A*	10,454	1,334,453
SolarWinds Corp.	1,970	22,931
Squarespace, Inc., Class A* (b)	1,251	25,758
Thoughtworks Holding, Inc.*	1,625	28,129
Twilio, Inc., Class A*	7,473	785,936
VeriSign, Inc.*	4,287	748,296
		16,333,656
Semiconductors & Semiconductor Equipment — 17.5%
Advanced Micro Devices, Inc.*	72,498	7,384,683
Allegro MicroSystems, Inc.*	2,433	62,650
Amkor Technology, Inc.	4,455	91,060
Analog Devices, Inc.	23,297	3,923,215
Applied Materials, Inc.	39,366	4,617,238
Broadcom, Inc.	18,301	10,616,959
Cirrus Logic, Inc.*	2,535	206,704
Enphase Energy, Inc.*	5,944	1,106,713
Entegris, Inc.	6,017	667,646
GLOBALFOUNDRIES, Inc.* (b)	2,369	141,406
Intel Corp.	180,560	8,020,475
KLA Corp.	6,676	2,435,739
Lam Research Corp.	6,180	3,213,785
Lattice Semiconductor Corp.*	6,061	315,293
Marvell Technology, Inc.	37,412	2,212,920
Microchip Technology, Inc.	24,647	1,790,605
Micron Technology, Inc.	49,655	3,666,525
MKS Instruments, Inc.	2,452	302,822
Monolithic Power Systems, Inc.	1,913	861,596
NVIDIA Corp.	110,855	20,698,846
NXP Semiconductors NV	11,799	2,238,978
ON Semiconductor Corp.*	19,109	1,159,534
Power Integrations, Inc.	2,623	221,329
Qorvo, Inc.*	4,810	537,517
QUALCOMM, Inc.	49,966	7,156,131
Semtech Corp.*	2,866	183,682
Silicon Laboratories, Inc.*	1,699	253,423
Skyworks Solutions, Inc.	7,267	791,158
SolarEdge Technologies, Inc.*	2,338	637,783
See accompanying notes to the financial statements.

96 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Teradyne, Inc.	7,221	$788,966
Texas Instruments, Inc.	40,942	7,236,908
Universal Display Corp.	1,915	241,884
Wolfspeed, Inc.* (b)	5,487	412,787
		94,196,960
Software — 29.2%
ACI Worldwide, Inc.*	5,209	138,768
Adobe, Inc.*	20,908	8,707,764
Alteryx, Inc., Class A*	2,647	147,306
Anaplan, Inc.*	6,556	430,074
ANSYS, Inc.*	3,876	1,009,155
Appian Corp.*	1,766	84,362
AppLovin Corp., Class A*	1,568	59,756
Asana, Inc., Class A* (b)	3,681	80,025
Aspen Technology, Inc.*	1,235	238,910
Autodesk, Inc.*	9,765	2,028,679
Avalara, Inc.*	3,860	326,826
Bentley Systems, Inc., Class B(b)	8,173	280,988
Bill.com Holdings, Inc.* (b)	4,082	482,656
Black Knight, Inc.*	6,887	467,696
Blackbaud, Inc.*	1,977	125,836
Blackline, Inc.*	2,377	174,044
Cadence Design Systems, Inc.*	12,295	1,890,110
CCC Intelligent Solutions Holdings, Inc.*	2,677	23,959
CDK Global, Inc.	5,174	281,776
Ceridian HCM Holding, Inc.*	6,076	342,079
Citrix Systems, Inc.	5,541	557,923
Clear Secure, Inc., Class A*	594	16,299
Confluent, Inc., Class A* (b)	2,716	57,389
Consensus Cloud Solutions, Inc.*	713	34,245
Coupa Software, Inc.*	3,318	228,245
Crowdstrike Holdings, Inc., Class A*	9,243	1,478,788
Datadog, Inc., Class A*	11,396	1,087,064
Digital Turbine, Inc.*	3,921	99,711
DocuSign, Inc.*	8,766	735,555
Dolby Laboratories, Inc., Class A	2,904	225,408
Dropbox, Inc., Class A*	12,509	260,688
Duck Creek Technologies, Inc.*	3,346	62,135
Dynatrace, Inc.*	8,733	328,972
Elastic NV*	3,233	199,314
Fair Isaac Corp.*	1,170	479,174
Five9, Inc.* (b)	3,011	291,194
Fortinet, Inc.*	6,027	1,772,782
Gitlab, Inc., Class A* (b)	500	19,470
Guidewire Software, Inc.*	3,694	295,298
HubSpot, Inc.*	1,985	670,315
Informatica, Inc., Class A*	1,339	27,316
Intuit, Inc.	12,551	5,201,887
Mandiant Corp.*	10,644	234,700
Manhattan Associates, Inc.*	2,807	339,451
Matterport, Inc.* (b)	8,183	44,925
Microsoft Corp.	332,419	90,374,754
MicroStrategy, Inc., Class A* (b)	408	107,994
nCino, Inc.*	2,524	82,459
NCR Corp.* (b)	5,854	203,075
Investments	Shares	Value
Common Stocks (a) (continued)
New Relic, Inc.*	2,641	$123,757
NortonLifeLock, Inc.	25,797	627,899
Nutanix, Inc., Class A*	9,521	154,240
Oracle Corp.	69,871	5,025,122
Palantir Technologies, Inc., Class A*	71,005	616,323
Palo Alto Networks, Inc.*	4,382	2,203,182
Paycom Software, Inc.*	2,136	607,350
Paylocity Holding Corp.*	1,767	308,978
Pegasystems, Inc.	1,820	90,163
Procore Technologies, Inc.*	404	18,382
PTC, Inc.*	4,664	543,496
Q2 Holdings, Inc.*	2,513	132,511
Qualtrics International, Inc., Class A*	4,247	60,307
Rapid7, Inc.* (b)	2,531	179,372
RingCentral, Inc., Class A*	3,639	229,766
Roper Technologies, Inc.	4,674	2,067,965
Salesforce, Inc.*	43,671	6,997,841
SentinelOne, Inc., Class A*	5,971	142,050
ServiceNow, Inc.*	8,864	4,143,654
Smartsheet, Inc., Class A*	5,612	200,068
Splunk, Inc.*	7,048	722,843
Synopsys, Inc.*	6,801	2,170,879
Trade Desk, Inc. (The), Class A*	19,328	1,006,022
Tyler Technologies, Inc.*	1,827	650,083
UiPath, Inc., Class A*	11,787	201,204
Unity Software, Inc.* (b)	7,260	290,182
Varonis Systems, Inc.*	4,767	157,645
Verint Systems, Inc.*	2,902	148,118
VMware, Inc., Class A	8,946	1,145,983
Workday, Inc., Class A*	8,562	1,338,241
Workiva, Inc.*	1,997	145,801
Zendesk, Inc.*	5,396	493,464
Zoom Video Communications, Inc., Class A*	9,674	1,039,471
Zscaler, Inc.*	3,534	541,020
		157,360,681
Technology Hardware, Storage & Peripherals — 20.1%
Apple, Inc.	687,437	102,318,123
Dell Technologies, Inc., Class C	12,867	642,578
Hewlett Packard Enterprise Co.	57,345	894,582
HP, Inc. (b)	48,009	1,864,670
NetApp, Inc.	9,849	708,635
Pure Storage, Inc., Class A*	12,082	286,706
Seagate Technology Holdings plc	8,928	755,934
Western Digital Corp.*	13,880	842,377
Xerox Holdings Corp.	5,449	102,550
		108,416,155
Total Common Stocks (Cost $564,147,794)		478,961,088
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $569,684)	569,684	569,684
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA TECHNOLOGY ROM :: 97

Investments	Principal Amount	Value
Short-Term Investments — 31.1%
Repurchase Agreements (d) — 31.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $167,887,602 (Cost $167,884,223)	$167,884,223	$167,884,223
Total Investments — 120.0% (Cost $732,601,701)		647,414,995
Liabilities in excess of other assets — (20.0%)		(108,035,368)
Net Assets — 100.0%		$539,379,627

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $350,962,769.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $1,823,266, collateralized in the form of cash with a value of $569,684 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio

Investments and $1,353,683 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $1,923,367.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $569,684.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,772,344
Aggregate gross unrealized depreciation	(323,780,012)
Net unrealized depreciation	$(311,007,668)
Federal income tax cost	$733,776,735

Swap Agreementsa

Ultra Technology had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
45,813,312	5/8/2023	Bank of America NA	1.18%	Dow Jones U.S. TechnologySM Index[f]	(23,490,432)	—	23,490,432	—
150,001,985	5/8/2023	BNP Paribas SA	1.43%	Dow Jones U.S. TechnologySM Index[f]	(35,166,284)	8,152,126	27,014,158	—
107,623,338	4/10/2023	Citibank NA	1.13%	Dow Jones U.S. TechnologySM Index[f]	(23,956,078)	10,219,020	13,737,058	—
28,618,968	4/10/2023	Credit Suisse International	1.43%	Dow Jones U.S. TechnologySM Index[f]	(8,593,715)	4,945,247	3,648,468	—
13,431,981	3/7/2023	Goldman Sachs International	1.43%	Dow Jones U.S. TechnologySM Index[f]	(37,412,037)	31,841,189	5,570,848	—
75,417,897	5/8/2023	J.P. Morgan Securities	1.28%	Dow Jones U.S. TechnologySM Index[f]	(33,844,732)	29,668,534	4,176,198	—
7,263,975	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. TechnologySM Index[f]	(46,257)	—	46,257	—
See accompanying notes to the financial statements.

98 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
124,856,617	4/10/2023	Societe Generale	1.38%	Dow Jones U.S. TechnologySM Index[f]	6,066,882	(6,047,832)	(19,050)	—
47,832,999	3/7/2023	UBS AG	1.43%	Dow Jones U.S. TechnologySM Index[f]	(68,203,275)	45,035,221	23,168,054	—
600,861,072					(224,645,928)
				Total Unrealized Appreciation	6,066,882
				Total Unrealized Depreciation	(230,712,810)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA TECHNOLOGY ROM :: 99

Investments	Shares	Value
Common Stocks (a) — 86.8%
Communications Equipment — 40.4%
ADTRAN, Inc.	288	$5,337
Arista Networks, Inc.*	689	70,471
Ciena Corp.*	910	46,246
Cisco Systems, Inc.	7,434	334,902
CommScope Holding Co., Inc.*	1,202	9,027
Comtech Telecommunications Corp.	155	1,939
Extreme Networks, Inc.*	759	7,529
F5, Inc.*	357	58,205
Harmonic, Inc.*	605	5,826
Inseego Corp.*	463	954
Juniper Networks, Inc.	1,911	58,629
Lumentum Holdings, Inc.*	424	36,498
Motorola Solutions, Inc.	375	82,403
NETGEAR, Inc.*	172	3,277
NetScout Systems, Inc.*	434	14,899
Plantronics, Inc.*	251	9,909
Ribbon Communications, Inc.*	707	2,001
Ubiquiti, Inc.	36	9,416
Viasat, Inc.*	437	17,257
Viavi Solutions, Inc.*	1,351	19,549
		794,274
Diversified Telecommunication Services — 36.7%
Anterix, Inc.*	108	4,621
AT&T, Inc.	3,575	76,112
ATN International, Inc.	64	2,822
Consolidated Communications Holdings, Inc.*	422	2,794
EchoStar Corp., Class A*	228	5,479
Frontier Communications Parent, Inc.*	1,221	31,661
Globalstar, Inc.* (b)	3,898	5,457
IDT Corp., Class B*	102	2,811
Iridium Communications, Inc.*	777	28,834
Liberty Global plc, Class A*	1,039	25,268
Liberty Global plc, Class C*	1,950	49,550
Liberty Latin America Ltd., Class A*	240	2,282
Liberty Latin America Ltd., Class C*	914	8,692
Lumen Technologies, Inc. (b)	5,415	66,280
Radius Global Infrastructure, Inc.*	417	6,213
Verizon Communications, Inc.	7,833	401,755
		720,631
Entertainment — 0.0%(c)
Warner Bros Discovery, Inc.*	1	18
Household Durables — 4.1%
Garmin Ltd.	751	79,321
Wireless Telecommunication Services — 5.6%
Shenandoah Telecommunications Co.	294	6,750
Telephone and Data Systems, Inc.	580	10,283
Investments	Shares	Value
Common Stocks (a) (continued)
T-Mobile US, Inc.*	682	$90,904
United States Cellular Corp.*	88	2,703
		110,640
Total Common Stocks (Cost $1,662,428)		1,704,884
Securities Lending Reinvestments (d) — 2.7%
Investment Companies — 2.7%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $53,017)	53,017	53,017
	Principal Amount
Short-Term Investments — 18.2%
Repurchase Agreements (e) — 18.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $357,550 (Cost $357,543)	$357,543	357,543
Total Investments — 107.7% (Cost $2,072,988)		2,115,444
Liabilities in excess of other assets — (7.7%)		(150,362)
Net Assets — 100.0%		$1,965,082

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $870,683.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $50,766, collateralized in the form of cash with a value of $53,017 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments.

(c)  Represents less than 0.05% of net assets.

(d)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $53,017.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$138,026
Aggregate gross unrealized depreciation	(461,176)
Net unrealized depreciation	$(323,150)
Federal income tax cost	$2,077,472
See accompanying notes to the financial statements.

100 :: LTL ULTRA TELECOMMUNICATIONS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Telecommunications had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
415,749	5/8/2023	Bank of America NA	1.13%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(53,403)	—	32,360	(21,043)
351,236	4/10/2023	Citibank NA	1.13%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(49,674)	—	49,674	—
654,087	3/7/2023	Goldman Sachs International	1.43%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(102,781)	93,209	9,572	—
75,265	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	592	—	—	592
320,771	3/7/2023	Societe Generale	1.28%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(77,100)	—	10,000	(67,100)
412,165	3/7/2023	UBS AG	1.18%	Dow Jones U.S. Select TelecommunicationsSM Index[f]	(78,756)	57,026	21,730	—
2,229,273					(361,122)
				Total Unrealized Appreciation	592
				Total Unrealized Depreciation	(361,714)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA TELECOMMUNICATIONS LTL :: 101

Investments	Shares	Value
Common Stocks (a) — 75.9%
Electric Utilities — 45.9%
ALLETE, Inc.	872	$54,081
Alliant Energy Corp.	3,914	249,792
American Electric Power Co., Inc.	7,879	803,894
Avangrid, Inc.	1,090	51,873
Constellation Energy Corp.	5,104	316,856
Duke Energy Corp.	12,025	1,353,053
Edison International	5,940	415,265
Entergy Corp.	3,142	378,045
Evergy, Inc.	3,585	250,735
Eversource Energy	5,375	496,220
Exelon Corp.	15,312	752,585
FirstEnergy Corp.	8,917	383,074
Hawaiian Electric Industries, Inc.	1,709	73,778
IDACORP, Inc.	790	86,126
NextEra Energy, Inc.	30,663	2,320,883
NRG Energy, Inc.	3,829	176,287
PG&E Corp.* (b)	23,609	288,030
Pinnacle West Capital Corp.	1,762	136,819
PNM Resources, Inc.	1,342	63,785
Portland General Electric Co.	1,398	68,852
PPL Corp.	11,736	354,193
Southern Co. (The)	16,570	1,253,686
Xcel Energy, Inc.	8,421	634,438
		10,962,350
Gas Utilities — 3.3%
Atmos Energy Corp.	2,117	246,228
National Fuel Gas Co.	1,431	105,221
New Jersey Resources Corp.	1,502	68,972
ONE Gas, Inc.	838	72,923
Southwest Gas Holdings, Inc.	1,030	95,924
Spire, Inc.	809	63,345
UGI Corp.	3,280	140,187
		792,800
Independent Power and Renewable Electricity Producers — 2.1%
AES Corp. (The)	10,423	229,723
Clearway Energy, Inc., Class A	541	17,615
Clearway Energy, Inc., Class C, Class C (b)	1,278	44,794
Vistra Corp.	7,545	198,962
		491,094
Multi-Utilities — 22.1%
Ameren Corp.	4,027	383,330
Avista Corp.	1,108	48,131
Black Hills Corp.	998	76,507
CenterPoint Energy, Inc.	9,831	315,084
CMS Energy Corp.	4,531	321,882
Consolidated Edison, Inc.	5,533	549,206
Dominion Energy, Inc.	12,667	1,066,815
Investments	Shares	Value
Common Stocks (a) (continued)
DTE Energy Co.	3,029	$401,979
NiSource, Inc.	6,141	193,134
NorthWestern Corp.	845	51,773
Public Service Enterprise Group, Inc.	7,906	541,877
Sempra Energy	4,992	817,989
WEC Energy Group, Inc.	4,932	518,205
		5,285,912
Water Utilities — 2.5%
American Water Works Co., Inc.	2,841	429,701
Essential Utilities, Inc.	3,598	166,444
		596,145
Total Common Stocks (Cost $16,826,839)		18,128,301
	Principal Amount
Short-Term Investments — 16.4%
Repurchase Agreements (c) — 16.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $3,924,540 (Cost $3,924,461)	$3,924,461	3,924,461
Total Investments — 92.3% (Cost $20,751,300)		22,052,762
Other assets less liabilities — 7.7%		1,827,391
Net Assets — 100.0%		$23,880,153

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $4,876,305.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $82,234, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.50%, and maturity dates ranging from June 30, 2022 - May 15, 2051. The total value of collateral is $86,941.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,209,995
Aggregate gross unrealized depreciation	(340,664)
Net unrealized appreciation	$2,869,331
Federal income tax cost	$20,754,596
See accompanying notes to the financial statements.

102 :: UPW ULTRA UTILITIES :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

Ultra Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
12,589,126	11/7/2022	Bank of America NA	1.03%	Dow Jones U.S. UtilitiesSM Index[f]	626,821	(597,044)	—	29,777
812,284	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. UtilitiesSM Index[f]	146,761	—	(128,000)	18,761
5,197,084	4/10/2023	Societe Generale	1.38%	Dow Jones U.S. UtilitiesSM Index[f]	311,878	(231,170)	—	80,708
11,044,946	11/6/2023	UBS AG	1.18%	Dow Jones U.S. UtilitiesSM Index[f]	485,705	—	(450,000)	35,705
29,643,440					1,571,165
				Total Unrealized Appreciation	1,571,165

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRA UTILITIES UPW :: 103

Investments	Shares	Value
Common Stocks (a) — 82.6%
Aerospace & Defense — 2.2%
Boeing Co. (The)*	114,150	$14,999,310
Banks — 2.2%
JPMorgan Chase & Co.	114,149	15,093,922
Beverages — 1.0%
Coca-Cola Co. (The)	114,156	7,235,207
Biotechnology — 4.2%
Amgen, Inc.	114,153	29,307,641
Capital Markets — 5.4%
Goldman Sachs Group, Inc. (The)	114,153	37,310,908
Chemicals — 1.1%
Dow, Inc.	114,156	7,760,325
Communications Equipment — 0.7%
Cisco Systems, Inc.	114,154	5,142,638
Consumer Finance — 2.8%
American Express Co.	114,153	19,271,310
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	114,157	5,855,113
Entertainment — 1.8%
Walt Disney Co. (The)*	114,152	12,606,947
Food & Staples Retailing — 2.8%
Walgreens Boots Alliance, Inc.	114,149	5,003,151
Walmart, Inc.	114,158	14,684,143
		19,687,294
Health Care Providers & Services — 8.2%
UnitedHealth Group, Inc.	114,153	56,708,927
Hotels, Restaurants & Leisure — 4.2%
McDonald's Corp.	114,153	28,790,528
Household Products — 2.4%
Procter & Gamble Co. (The)	114,158	16,881,685
Investments	Shares	Value
Common Stocks (a) (continued)
Industrial Conglomerates — 5.7%
3M Co.	114,151	$17,041,603
Honeywell International, Inc.	114,243	22,119,729
		39,161,332
Insurance — 3.0%
Travelers Cos., Inc. (The)	114,154	20,438,132
IT Services — 5.8%
International Business Machines Corp.	114,154	15,849,141
Visa, Inc., Class A (b)	114,153	24,219,842
		40,068,983
Machinery — 3.6%
Caterpillar, Inc.	114,153	24,639,925
Oil, Gas & Consumable Fuels — 2.9%
Chevron Corp.	114,157	19,938,662
Pharmaceuticals — 4.5%
Johnson & Johnson	114,198	20,501,967
Merck & Co., Inc.	114,155	10,505,685
		31,007,652
Semiconductors & Semiconductor Equipment — 0.7%
Intel Corp.	114,154	5,070,721
Software — 7.1%
Microsoft Corp.	114,153	31,034,776
Salesforce, Inc.*	114,151	18,291,556
		49,326,332
Specialty Retail — 5.0%
Home Depot, Inc. (The)	114,185	34,569,509
Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	114,156	16,990,979
Textiles, Apparel & Luxury Goods — 2.0%
NIKE, Inc., Class B	114,155	13,567,322
Total Common Stocks (Cost $655,949,344)		571,431,304
See accompanying notes to the financial statements.

104 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 21.8%
Repurchase Agreements (c) — 21.8%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $150,847,596 (Cost $150,844,557)	$150,844,557	$150,844,557
Total Investments — 104.4% (Cost $806,793,901)		722,275,861
Liabilities in excess of other assets — (4.4%)		(30,552,376)
Net Assets — 100.0%		$691,723,485

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $286,459,503.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was

$799,032, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 3.75%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $820,485.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$64,363,721
Aggregate gross unrealized depreciation	(197,328,617)
Net unrealized depreciation	$(132,964,896)
Federal income tax cost	$814,652,503

Futures Contracts Purchased

UltraPro Dow30SM had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	351	6/17/2022	USD	$57,864,105	$1,457,212

Swap Agreementsa

UltraPro Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
263,657,039	5/8/2023	Bank of America NA	1.23%	Dow Jones Industrial AverageSM	(31,769,929)	15,669,909	16,100,020	—
30,416,891	11/6/2023	Barclays Capital	1.43%	Dow Jones Industrial AverageSM	(177,642)	—	—	(177,642)
229,875,156	5/8/2023	BNP Paribas SA	1.43%	Dow Jones Industrial AverageSM	(14,776,309)	11,460,695	3,315,614	—
117,708,748	11/7/2022	Citibank NA	1.49%	Dow Jones Industrial AverageSM	36,686,695	—	(36,686,695)	—
159,408,260	11/6/2023	Morgan Stanley & Co. International plc	1.38%	Dow Jones Industrial AverageSM	(13,545,981)	12,972,178	573,803	—
382,916,323	4/10/2023	Societe Generale	1.23%	Dow Jones Industrial AverageSM	16,148,766	(16,078,761)	(70,005)	—
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO DOW30SM UDOW :: 105

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
261,743,612	3/7/2023	UBS AG	1.33%	Dow Jones Industrial AverageSM	(34,611,066)	34,603,378	7,688	—
1,445,726,029					(42,045,466)
				Total Unrealized Appreciation	52,835,461
				Total Unrealized Depreciation	(94,880,927)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

106 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 84.7%
AECOM (Construction & Engineering)	0.4%	1,657	$115,741
Alcoa Corp. (Metals & Mining)	0.4%	2,159	133,254
Alleghany Corp.* (Insurance)	0.5%	162	135,072
American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	1,633	106,145
American Financial Group, Inc. (Insurance)	0.4%	776	109,649
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	0.3%	799	96,399
Builders FirstSource, Inc.* (Building Products)	0.5%	2,246	146,192
Carlisle Cos., Inc. (Building Products)	0.5%	614	156,220
Cleveland-Cliffs, Inc.* (Metals & Mining)	0.4%	5,608	129,993
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.3%	2,075	100,472
Darling Ingredients, Inc.* (Food Products)	0.5%	1,896	151,813
East West Bancorp, Inc. (Banks)	0.4%	1,664	122,371
EQT Corp. (Oil, Gas & Consumable Fuels)	0.6%	3,528	168,356
Essential Utilities, Inc. (Water Utilities)	0.4%	2,697	124,763
Fair Isaac Corp.* (Software)	0.4%	309	126,551
First Horizon Corp. (Banks)	0.5%	6,264	143,007
Graco, Inc. (Machinery)	0.4%	1,992	126,094
Hubbell, Inc. (Electrical Equipment)	0.4%	638	121,131
Jabil, Inc. (Electronic Equipment, Instruments & Components)	0.4%	1,683	103,538
Jazz Pharmaceuticals plc* (Pharmaceuticals)	0.4%	720	107,770
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	0.4%	592	116,813
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	0.3%	1,945	94,605
Lamar Advertising Co., Class A (Equity Real Estate Investment Trusts (REITs))	0.3%	1,018	99,713
Lear Corp. (Auto Components)	0.3%	701	98,813
Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	960	112,090
Lithia Motors, Inc. (Specialty Retail)	0.4%	356	108,391
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Mattel, Inc.* (Leisure Products)	0.3%	4,111	$103,268
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	7,000	130,060
Middleby Corp. (The)* (Machinery)	0.3%	654	99,055
Neurocrine Biosciences, Inc.* (Biotechnology)	0.4%	1,111	103,868
OGE Energy Corp. (Electric Utilities)	0.3%	2,347	96,931
Olin Corp. (Chemicals)	0.4%	1,654	108,817
Owens Corning (Building Products)	0.4%	1,179	112,689
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	0.3%	2,928	99,406
Regal Rexnord Corp. (Electrical Equipment)	0.3%	795	99,335
Reinsurance Group of America, Inc. (Insurance)	0.3%	788	99,170
Reliance Steel & Aluminum Co. (Metals & Mining)	0.5%	735	142,884
Repligen Corp.* (Life Sciences Tools & Services)	0.3%	604	99,340
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	1,880	120,076
RPM International, Inc. (Chemicals)	0.5%	1,521	134,000
Service Corp. International (Diversified Consumer Services)	0.5%	1,936	135,578
Steel Dynamics, Inc. (Metals & Mining)	0.6%	2,211	188,775
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	0.7%	2,685	193,374
Toro Co. (The) (Machinery)	0.3%	1,231	101,545
UGI Corp. (Gas Utilities)	0.4%	2,461	105,183
United Therapeutics Corp.* (Biotechnology)	0.4%	527	121,389
Watsco, Inc. (Trading Companies & Distributors)	0.3%	387	98,929
Webster Financial Corp. (Banks)	0.3%	2,109	103,531
Williams-Sonoma, Inc. (Specialty Retail)	0.4%	857	109,627
Wolfspeed, Inc.*(b) (Semiconductors & Semiconductor Equipment)	0.4%	1,451	109,159
Other Common Stocks (b)	64.7%	414,630	19,263,967
Total Common Stocks (Cost $28,398,232)			25,234,912
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO MIDCAP400 UMDD :: 107

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $9,835)	0.0%	9,835	$9,835
		Principal Amount
Short-Term Investments — 37.1%
Repurchase Agreements (e) — 37.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $11,048,586 (Cost $11,048,363)		$11,048,363	11,048,363
Total Investments — 121.8% (Cost $39,456,430)			36,293,110
Liabilities in excess of other assets — (21.8%)			(6,494,500)
Net Assets — 100.0%			$29,798,610

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $19,242,486.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $70,921, collateralized in the form of cash with a value of $9,835 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $63,405 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.50%, and maturity dates ranging from June 15, 2022 - November 15, 2051. The total value of collateral is $73,240.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $9,835.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,140,835
Aggregate gross unrealized depreciation	(19,132,201)
Net unrealized depreciation	$(17,991,366)
Federal income tax cost	$40,216,049

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	8	6/17/2022	USD	$2,010,560	$18,946

Swap Agreementsa

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
11,331,689	5/8/2023	Bank of America NA	1.23%	S&P MidCap 400®	(2,200,932)	—	2,200,932	—
1,948,970	5/8/2023	BNP Paribas SA	1.28%	S&P MidCap 400®	(1,415,505)	—	1,415,505	—
3,128,411	4/10/2023	Citibank NA	1.23%	S&P MidCap 400®	(885,866)	—	885,866	—
721,748	4/10/2023	Credit Suisse International	1.33%	S&P MidCap 400®	(109,619)	—	45,381	(64,238)
7,759,456	3/7/2023	Goldman Sachs International	1.33%	S&P MidCap 400®	(1,255,413)	823,839	431,574	—
See accompanying notes to the financial statements.

108 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
22,665,892	11/7/2022	Morgan Stanley & Co. International plc	1.38%	S&P MidCap 400®	(3,297,193)	2,371,679	925,514	—
7,390,997	3/7/2023	Societe Generale	1.10%	S&P MidCap 400®	(3,744,710)	3,715,506	29,204	—
7,199,872	3/7/2023	UBS AG	1.18%	S&P MidCap 400®	(1,178,135)	790,935	387,200	—
62,147,035					(14,087,373)
				Total Unrealized Depreciation	(14,087,373)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

UltraPro MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	1.1%
Air Freight & Logistics	0.2%
Airlines	0.1%
Auto Components	1.2%
Automobiles	0.4%
Banks	5.9%
Beverages	0.1%
Biotechnology	1.4%
Building Products	2.1%
Capital Markets	1.7%
Chemicals	2.5%
Commercial Services & Supplies	1.3%
Communications Equipment	0.8%
Construction & Engineering	1.5%
Construction Materials	0.2%
Consumer Finance	0.4%
Containers & Packaging	0.7%
Diversified Consumer Services	0.9%
Diversified Financial Services	0.3%
Diversified Telecommunication Services	0.2%
Electric Utilities	1.0%
Electrical Equipment	1.6%
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO MIDCAP400 UMDD :: 109

Electronic Equipment, Instruments & Components	2.7%
Energy Equipment & Services	0.5%
Entertainment	0.1%
Equity Real Estate Investment Trusts (REITs)	7.5%
Food & Staples Retailing	1.1%
Food Products	1.6%
Gas Utilities	1.4%
Health Care Equipment & Supplies	2.5%
Health Care Providers & Services	2.1%
Hotels, Restaurants & Leisure	2.3%
Household Durables	1.3%
Household Products	0.1%
Insurance	3.6%
Interactive Media & Services	0.3%
IT Services	1.9%
Leisure Products	1.1%
Life Sciences Tools & Services	1.3%
Machinery	3.7%
Marine	0.2%
Media	0.8%
Metals & Mining	2.8%
Multiline Retail	0.7%
Multi-Utilities	0.3%
Oil, Gas & Consumable Fuels	3.3%
Paper & Forest Products	0.2%
Personal Products	0.3%
Pharmaceuticals	0.6%
Professional Services	1.5%
Real Estate Management & Development	0.4%
Road & Rail	1.5%
Semiconductors & Semiconductor Equipment	2.9%
Software	2.8%
Specialty Retail	2.6%
Technology Hardware, Storage & Peripherals	0.1%
Textiles, Apparel & Luxury Goods	1.3%
Thrifts & Mortgage Finance	0.5%
Trading Companies & Distributors	0.8%
Water Utilities	0.4%
Other[a]	15.3%
100.0%

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

110 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 81.1%
Automobiles — 3.5%
Lucid Group, Inc.*(b)	1,570,890	$31,700,560
Tesla, Inc.*	591,683	448,649,552
		480,350,112
Beverages — 2.3%
Keurig Dr Pepper, Inc.	1,347,015	46,795,301
Monster Beverage Corp.*	502,959	44,823,706
PepsiCo, Inc.	1,314,344	220,481,206
		312,100,213
Biotechnology — 3.3%
Amgen, Inc.	529,119	135,846,012
Biogen, Inc.*	139,690	27,938,000
Gilead Sciences, Inc.	1,190,941	77,232,524
Moderna, Inc.*	382,865	55,641,771
Regeneron Pharmaceuticals, Inc.*	101,341	67,365,416
Seagen, Inc.*	174,513	23,677,924
Vertex Pharmaceuticals, Inc.*	241,816	64,963,868
		452,665,515
Commercial Services & Supplies — 0.5%
Cintas Corp.	98,415	39,201,647
Copart, Inc.*	225,382	25,813,000
		65,014,647
Communications Equipment — 1.3%
Cisco Systems, Inc.	3,946,739	177,800,592
Electric Utilities — 1.1%
American Electric Power Co., Inc.	478,940	48,866,248
Constellation Energy Corp.	310,231	19,259,117
Exelon Corp.	931,066	45,761,894
Xcel Energy, Inc.	516,954	38,947,315
		152,834,574
Entertainment — 1.4%
Activision Blizzard, Inc.	740,213	57,647,788
Electronic Arts, Inc.	267,082	37,030,919
NetEase, Inc., ADR	198,946	20,636,669
Netflix, Inc.*	421,786	83,277,428
		198,592,804
Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	421,368	196,450,189
Walgreens Boots Alliance, Inc.	820,231	35,950,725
		232,400,914
Investments	Shares	Value
Common Stocks (a) (continued)
Food Products — 0.9%
Kraft Heinz Co. (The)	1,162,481	$43,976,656
Mondelez International, Inc., Class A	1,318,984	83,834,623
		127,811,279
Health Care Equipment & Supplies — 1.1%
Align Technology, Inc.*	74,752	20,754,145
Dexcom, Inc.*	92,053	27,426,271
IDEXX Laboratories, Inc.*	79,957	31,312,760
Intuitive Surgical, Inc.*	339,865	77,366,869
		156,860,045
Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc., Class A*	352,672	42,627,465
Booking Holdings, Inc.*	38,936	87,355,252
Marriott International, Inc., Class A	310,110	53,208,674
Starbucks Corp.	1,092,796	85,784,486
		268,975,877
Industrial Conglomerates — 0.9%
Honeywell International, Inc.	651,763	126,194,352
Interactive Media & Services — 9.1%
Alphabet, Inc., Class A*	172,343	392,121,687
Alphabet, Inc., Class C*	180,738	412,223,616
Baidu, Inc., ADR*	229,834	32,257,202
Match Group, Inc.*	270,873	21,339,375
Meta Platforms, Inc., Class A*	1,979,916	383,390,934
		1,241,332,814
Internet & Direct Marketing Retail — 6.0%
Amazon.com, Inc.*	291,347	700,453,544
eBay, Inc.	558,123	27,163,846
JD.com, Inc., ADR	566,712	31,803,878
MercadoLibre, Inc.*	47,875	37,624,005
Pinduoduo, Inc., ADR*	420,149	21,154,502
		818,199,775
IT Services — 2.6%
Automatic Data Processing, Inc.	399,086	88,972,233
Cognizant Technology Solutions Corp., Class A	498,194	37,215,092
Fiserv, Inc.*	619,435	62,054,998
Okta, Inc.*	141,053	11,714,452
Paychex, Inc.	342,587	42,422,548
PayPal Holdings, Inc.*	1,106,563	94,290,233
VeriSign, Inc.*	104,696	18,274,687
		354,944,243
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO QQQ TQQQ :: 111

Investments	Shares	Value
Common Stocks (a) (continued)
Life Sciences Tools & Services — 0.3%
Illumina, Inc.*	149,074	$35,700,241
Machinery — 0.2%
PACCAR, Inc.	330,173	28,672,223
Media — 2.2%
Charter Communications, Inc., Class A*	164,164	83,219,656
Comcast Corp., Class A	4,297,332	190,285,861
Sirius XM Holdings, Inc. (b)	3,750,735	24,004,704
		297,510,221
Multiline Retail — 0.2%
Dollar Tree, Inc.*	213,754	34,271,179
Pharmaceuticals — 0.3%
AstraZeneca plc, ADR	541,947	36,028,637
Professional Services — 0.2%
Verisk Analytics, Inc.	153,122	26,784,100
Road & Rail — 0.7%
CSX Corp.	2,083,958	66,249,025
Old Dominion Freight Line, Inc.	108,869	28,114,330
		94,363,355
Semiconductors & Semiconductor Equipment — 13.3%
Advanced Micro Devices, Inc.*	1,546,048	157,480,449
Analog Devices, Inc.	497,188	83,726,459
Applied Materials, Inc.	839,197	98,429,416
ASML Holding NV, NYRS	78,770	45,394,363
Broadcom, Inc.	389,258	225,820,244
Intel Corp.	3,868,575	171,842,102
KLA Corp.	143,213	52,251,263
Lam Research Corp.	132,444	68,874,853
Marvell Technology, Inc.	801,489	47,408,074
Microchip Technology, Inc.	528,267	38,378,598
Micron Technology, Inc.	1,064,140	78,576,098
NVIDIA Corp.	2,013,217	375,907,878
NXP Semiconductors NV	249,392	47,324,626
QUALCOMM, Inc.	1,070,811	153,361,551
Investments	Shares	Value
Common Stocks (a) (continued)
Skyworks Solutions, Inc.	155,758	$16,957,374
Texas Instruments, Inc.	877,546	155,115,031
		1,816,848,379
Software — 13.8%
Adobe, Inc.*	448,606	186,835,427
ANSYS, Inc.*	83,020	21,615,087
Atlassian Corp. plc, Class A*	134,311	23,816,026
Autodesk, Inc.*	209,093	43,439,071
Cadence Design Systems, Inc.*	263,323	40,480,645
Crowdstrike Holdings, Inc., Class A*	197,831	31,650,982
Datadog, Inc., Class A*	251,220	23,963,876
DocuSign, Inc.*	187,904	15,767,025
Fortinet, Inc.*	152,730	44,924,002
Intuit, Inc.	268,888	111,443,320
Microsoft Corp.	4,292,993	1,167,136,007
Palo Alto Networks, Inc.*	93,670	47,095,403
Splunk, Inc.*	150,980	15,484,509
Synopsys, Inc.*	145,492	46,441,046
Workday, Inc., Class A*	186,225	29,106,967
Zoom Video Communications, Inc., Class A*	230,317	24,747,562
Zscaler, Inc.*	133,103	20,376,738
		1,894,323,693
Specialty Retail — 0.5%
O'Reilly Automotive, Inc.*	63,163	40,245,569
Ross Stores, Inc.	335,643	28,536,368
		68,781,937
Technology Hardware, Storage & Peripherals — 10.1%
Apple, Inc.	9,344,889	1,390,893,279
Textiles, Apparel & Luxury Goods — 0.2%
Lululemon Athletica, Inc.*	117,455	34,377,904
Trading Companies & Distributors — 0.2%
Fastenal Co.	546,763	29,284,626
Wireless Telecommunication Services — 1.2%
T-Mobile US, Inc.*	1,186,726	158,178,709
Total Common Stocks (Cost $13,249,770,510)		11,112,096,239
See accompanying notes to the financial statements.

112 :: TQQQ ULTRAPRO QQQ :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.3%
Investment Companies — 0.3%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $43,716,530)	43,716,530	$43,716,530
	Principal Amount
Short-Term Investments — 48.6%
Repurchase Agreements (d) — 14.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $1,925,507,220 (Cost $1,925,468,443)	$1,925,468,443	1,925,468,443
U.S. Treasury Obligations — 34.5%
U.S. Treasury Bills
0.37%, 6/2/2022 (e)	575,000,000	574,991,772
0.37%, 6/7/2022 (e)	250,000,000	249,979,583
0.33%, 6/9/2022 (e)	500,000,000	499,941,110
0.42%, 6/16/2022 (e)	550,000,000	549,867,367
0.48%, 6/21/2022 (e)	550,000,000	549,819,721
0.44%, 6/23/2022 (b)(e)	550,000,000	549,808,837
0.56%, 6/30/2022 (e)	550,000,000	549,698,721
0.71%, 7/5/2022 (e)	300,000,000	299,808,750
0.07%, 7/14/2022 (e)	500,000,000	499,505,700
0.65%, 8/18/2022 (e)	250,000,000	249,434,635
0.51%, 11/3/2022 (e)	100,000,000	99,389,257
0.69%, 12/29/2022 (e)	55,000,000	54,490,637
Total U.S. Treasury Obligations (Cost $4,728,267,847)		4,726,736,090
Total Short-Term Investments (Cost $6,653,736,290)		6,652,204,533
Total Investments — 130.0% (Cost $19,947,223,330)		17,808,017,302
Liabilities in excess of other assets — (30.0%)		(4,110,838,245)
Net Assets — 100.0%		$13,697,179,057

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $10,256,986,195.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $63,192,536, collateralized in the form of cash with a value of $43,716,530 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $21,788,836 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 7.13%, and maturity dates ranging from June 15, 2022 - May 15, 2052. The total value of collateral is $65,505,366.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $43,716,530.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2022.

Abbreviations

ADR  American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$279,969,119
Aggregate gross unrealized depreciation	(9,087,494,740)
Net unrealized depreciation	$(8,807,525,621)
Federal income tax cost	$20,442,609,715

Futures Contracts Purchased

UltraPro QQQ had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	6,194	6/17/2022	USD	$1,566,648,420	$16,912,746
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO QQQ TQQQ :: 113

Swap Agreementsa

UltraPro QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
2,521,959,887	5/8/2023	Bank of America NA	1.43%	NASDAQ-100 Index®	(1,144,977,163)	957,847,163	187,130,000	—
3,983,652,131	4/17/2023	Barclays Capital	1.43%	NASDAQ-100 Index®	(167,052,290)	—	167,052,290	—
1,918,135,265	5/8/2023	BNP Paribas SA	1.48%	NASDAQ-100 Index®	(1,232,786,697)	1,062,377,187	170,409,510	—
3,139,083,998	2/6/2023	Citibank NA	1.49%	NASDAQ-100 Index®	(904,952,384)	904,938,263	14,121	—
1,577,329,533	11/7/2022	Credit Suisse International	1.43%	NASDAQ-100 Index®	(181,740,905)	—	181,740,905	—
3,523,985,375	4/8/2024	Goldman Sachs International	1.53%	NASDAQ-100 Index®	113,630,397	(113,630,397)	—	—
2,656,054,642	5/8/2023	J.P. Morgan Securities	1.23%	NASDAQ-100 Index®	(932,083,505)	366,873,768	565,209,737	—
1,664,673,802	4/10/2023	Morgan Stanley & Co. International plc	1.38%	NASDAQ-100 Index®	(747,224,411)	465,785,693	281,438,718	—
3,635,526,623	11/6/2023	Societe Generale	1.68%	NASDAQ-100 Index®	29,199,812	(29,114,240)	(85,572)	—
3,793,464,378	11/7/2022	UBS AG	1.63%	NASDAQ-100 Index®	(1,021,858,808)	935,883,296	85,975,512	—
28,413,865,634					(6,189,845,954)
				Total Unrealized Appreciation	142,830,209
				Total Unrealized Depreciation	(6,332,676,163)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

114 :: TQQQ ULTRAPRO QQQ :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 82.1%
AMC Entertainment Holdings, Inc., Class A*(b) (Entertainment)	0.2%	45,080	$646,447
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	0.4%	25,026	1,073,115
Avis Budget Group, Inc.* (Road & Rail)	0.2%	3,629	690,526
Biohaven Pharmaceutical Holding Co. Ltd.* (Biotechnology)	0.3%	4,882	701,690
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	0.3%	11,990	693,861
Chart Industries, Inc.* (Machinery)	0.2%	3,189	560,881
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	0.4%	9,175	893,461
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	2,477	438,280
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	3,523	569,141
EMCOR Group, Inc. (Construction & Engineering)	0.2%	4,667	492,975
First Financial Bankshares, Inc. (b) (Banks)	0.2%	11,356	468,321
Glacier Bancorp, Inc. (Banks)	0.2%	9,635	466,430
Halozyme Therapeutics, Inc.* (Biotechnology)	0.2%	12,117	557,140
HealthEquity, Inc.* (Health Care Providers & Services)	0.2%	7,165	448,386
Helmerich & Payne, Inc. (Energy Equipment & Services)	0.2%	8,997	452,999
II-VI, Inc.*(b) (Electronic Equipment, Instruments & Components)	0.2%	9,257	578,562
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	19,328	454,401
KBR, Inc. (Professional Services)	0.2%	12,376	615,830
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	0.2%	11,861	617,009
LHC Group, Inc.* (Health Care Providers & Services)	0.2%	2,663	443,815
Light & Wonder, Inc.* (Hotels, Restaurants & Leisure)	0.2%	8,415	444,312
Livent Corp.*(b) (Chemicals)	0.2%	14,177	450,687
Macy's, Inc. (Multiline Retail)	0.2%	26,379	623,863
Matador Resources Co. (Oil, Gas & Consumable Fuels)	0.2%	9,693	590,304
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	0.2%	12,823	$543,952
Murphy USA, Inc. (Specialty Retail)	0.2%	2,043	508,952
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	0.5%	22,935	1,284,131
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	0.2%	8,535	675,460
Performance Food Group Co.* (Food & Staples Retailing)	0.2%	13,263	574,818
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	5,142	433,882
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	0.3%	20,927	710,472
RBC Bearings, Inc.*(b) (Machinery)	0.2%	2,453	457,215
Rogers Corp.* (Electronic Equipment, Instruments & Components)	0.2%	1,638	434,692
Saia, Inc.* (Road & Rail)	0.2%	2,317	457,816
Sailpoint Technologies Holdings, Inc.* (Software)	0.2%	7,982	506,378
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	0.2%	2,951	484,584
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	3,312	494,018
SM Energy Co. (Oil, Gas & Consumable Fuels)	0.2%	10,504	507,028
SouthState Corp. (Banks)	0.2%	6,734	544,242
Southwest Gas Holdings, Inc. (Gas Utilities)	0.2%	5,758	536,243
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	0.3%	88,880	810,586
STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	15,674	521,944
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	3,465	513,236
Tenet Healthcare Corp.* (Health Care Providers & Services)	0.2%	9,286	600,897
Tetra Tech, Inc. (Commercial Services & Supplies)	0.2%	4,712	635,979
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	0.2%	6,139	478,658
United Bankshares, Inc. (Banks)	0.2%	11,534	433,217
Valley National Bancorp (Banks)	0.2%	35,026	445,180
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO RUSSELL2000 URTY :: 115

	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
WESCO International, Inc.* (Trading Companies & Distributors)	0.2%	3,886	$488,004
WillScot Mobile Mini Holdings Corp.* (Construction & Engineering)	0.2%	18,233	651,465
Other Common Stocks (b)	71.0%	9,268,839	184,352,404
Total Common Stocks (Cost $269,613,647)			213,057,889
		No. of Rights
Rights — 0.0% (c)
Contra Aduro Biotech I, CVR*(d)(e)	0.0%	899	—
Contraf-Nicotex-Tobacco GmbH*(d)(e)	0.0%	1,074	537
Oncternal Therapeutics, Inc., CVR*(d)(e)	0.0%	23	—
Tobira Therapeutics, Inc., CVR*(d)(e)	0.0%	218	—
Zogenix, Inc., CVR*(d)(e)	0.0%	6,278	4,269
Total Rights (Cost $2,659)			4,806
		Shares
Securities Lending Reinvestments (f) — 1.9%
Investment Companies — 1.9%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $4,869,345)	1.9%	4,869,345	4,869,345
		Principal Amount
Short-Term Investments — 19.4%
Repurchase Agreements (g) — 19.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $50,205,251 (Cost $50,204,239)		$50,204,239	50,204,239
Total Investments — 103.4% (Cost $324,689,890)			268,136,279
Liabilities in excess of other assets — (3.4%)			(8,697,036)
Net Assets — 100.0%			$259,439,243

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $68,015,286.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $7,750,898, collateralized in the form of cash with a value of $4,869,345 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $3,402,474 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 4.63%, and maturity dates ranging from June 15, 2022 - May 15, 2052. The total value of collateral is $8,271,819.

(c)  Represents less than 0.05% of net assets.

(d)  Illiquid security.

(e)  Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $4,806, which represents approximately 0.00% of net assets of the Fund.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $4,869,345.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,080,030
Aggregate gross unrealized depreciation	(240,280,520)
Net unrealized depreciation	$(230,200,490)
Federal income tax cost	$347,738,138
See accompanying notes to the financial statements.

116 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	266	6/17/2022	USD	$24,763,270	$808,915

Swap Agreementsa

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
110,356,760	5/8/2023	Bank of America NA	1.13%	Russell 2000® Index	(30,879,445)	14,214,477	16,664,968	—
6,466,355	11/6/2023	Barclays Capital	1.33%	Russell 2000® Index	(47,190)	—	—	(47,190)
30,998,985	5/8/2023	BNP Paribas SA	0.98%	Russell 2000® Index	(27,807,480)	—	27,807,480	—
109,916,847	4/10/2023	Citibank NA	1.12%	Russell 2000® Index	(47,210,497)	—	47,210,497	—
32,861,161	11/7/2022	Credit Suisse International	1.28%	Russell 2000® Index	(7,856,375)	1,233,792	6,622,583	—
83,678,620	4/10/2023	Goldman Sachs International	1.23%	Russell 2000® Index	4,258,976	(4,258,976)	—	—
58,830,967	11/6/2023	Morgan Stanley & Co. International plc	1.28%	Russell 2000® Index	(12,259,503)	—	12,259,503	—
38,882,010	3/7/2023	Societe Generale	1.18%	Russell 2000® Index	(18,409,551)	581,732	17,827,819	—
68,475,509	3/7/2023	UBS AG	0.83%	Russell 2000® Index	(11,196,481)	—	11,196,481	—
540,467,214					(151,407,546)
				Total Unrealized Appreciation	4,258,976
				Total Unrealized Depreciation	(155,666,522)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO RUSSELL2000 URTY :: 117

UltraPro Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	0.6%
Air Freight & Logistics	0.3%
Airlines	0.3%
Auto Components	1.0%
Automobiles	0.2%
Banks	7.6%
Beverages	0.4%
Biotechnology	4.8%
Building Products	1.1%
Capital Markets	1.3%
Chemicals	1.8%
Commercial Services & Supplies	1.5%
Communications Equipment	0.6%
Construction & Engineering	1.4%
Construction Materials	0.1%
Consumer Finance	0.6%
Containers & Packaging	0.3%
Distributors	0.0%*
Diversified Consumer Services	0.5%
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.5%
Electric Utilities	0.6%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	2.0%
Energy Equipment & Services	1.2%
Entertainment	0.5%
Equity Real Estate Investment Trusts (REITs)	5.8%
Food & Staples Retailing	1.0%
Food Products	0.9%
Gas Utilities	1.1%
Health Care Equipment & Supplies	2.7%
Health Care Providers & Services	2.4%
Health Care Technology	0.6%
Hotels, Restaurants & Leisure	1.8%
Household Durables	1.4%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.3%
Insurance	1.6%
Interactive Media & Services	0.4%
Internet & Direct Marketing Retail	0.3%
IT Services	1.2%
Leisure Products	0.4%
Life Sciences Tools & Services	0.4%
Machinery	3.0%
Marine	0.2%
Media	0.8%
Metals & Mining	1.2%
Mortgage Real Estate Investment Trusts (REITs)	1.1%
Multiline Retail	0.4%
Multi-Utilities	0.4%
Oil, Gas & Consumable Fuels	5.6%
Paper & Forest Products	0.1%
Personal Products	0.5%
See accompanying notes to the financial statements.

118 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Pharmaceuticals	1.1%
Professional Services	1.5%
Real Estate Management & Development	0.5%
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	2.7%
Software	3.9%
Specialty Retail	1.8%
Technology Hardware, Storage & Peripherals	0.2%
Textiles, Apparel & Luxury Goods	0.5%
Thrifts & Mortgage Finance	1.2%
Tobacco	0.1%
Trading Companies & Distributors	1.5%
Water Utilities	0.3%
Wireless Telecommunication Services	0.2%
Other[a]	17.9%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO RUSSELL2000 URTY :: 119

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 82.5%
Abbott Laboratories (Health Care Equipment & Supplies)	0.5%	107,375	$12,612,268
AbbVie, Inc. (Biotechnology)	0.6%	107,351	15,820,317
Accenture plc, Class A (IT Services)	0.4%	38,371	11,452,209
Adobe, Inc.* (Software)	0.5%	28,644	11,929,653
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.4%	99,272	10,111,896
Alphabet, Inc., Class A* (Interactive Media & Services)	1.6%	18,265	41,557,259
Alphabet, Inc., Class C* (Interactive Media & Services)	1.5%	16,864	38,463,074
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.5%	26,570	63,879,328
Apple, Inc. (Technology Hardware, Storage & Peripherals)	5.5%	941,389	140,116,339
AT&T, Inc. (Diversified Telecommunication Services)	0.4%	433,620	9,231,770
Bank of America Corp. (Banks)	0.6%	431,639	16,056,971
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.4%	111,203	35,137,924
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.4%	132,356	9,986,260
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.6%	25,067	14,542,119
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.8%	117,052	20,444,302
Cisco Systems, Inc. (Communications Equipment)	0.4%	256,103	11,537,440
Coca-Cola Co. (The) (Beverages)	0.6%	236,055	14,961,166
Comcast Corp., Class A (Media)	0.5%	274,692	12,163,362
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	26,924	12,552,507
Danaher Corp. (Life Sciences Tools & Services)	0.4%	38,639	10,193,741
Eli Lilly & Co. (Pharmaceuticals)	0.6%	48,208	15,110,316
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.0%	257,069	24,678,624
Home Depot, Inc. (The) (Specialty Retail)	0.7%	63,402	19,194,955
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.4%	247,262	10,983,378
Johnson & Johnson (Pharmaceuticals)	1.1%	159,856	28,698,948
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
JPMorgan Chase & Co. (Banks)	0.9%	179,446	$23,728,145
Linde plc (Chemicals)	0.4%	31,125	10,105,665
Mastercard, Inc., Class A (IT Services)	0.7%	52,407	18,754,893
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.4%	45,374	11,443,777
Merck & Co., Inc. (Pharmaceuticals)	0.5%	153,383	14,115,837
Meta Platforms, Inc., Class A* (Interactive Media & Services)	1.1%	140,207	27,149,683
Microsoft Corp. (Software)	4.8%	455,218	123,760,118
NextEra Energy, Inc. (Electric Utilities)	0.4%	119,141	9,017,782
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.4%	77,498	9,210,637
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1.1%	151,801	28,344,283
PepsiCo, Inc. (Beverages)	0.5%	84,005	14,091,839
Pfizer, Inc. (Pharmaceuticals)	0.7%	340,820	18,077,093
Philip Morris International, Inc. (Tobacco)	0.4%	94,110	9,999,187
Procter & Gamble Co. (The) (Household Products)	0.8%	145,555	21,524,673
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	68,432	9,800,831
Salesforce, Inc.* (Software)	0.4%	59,809	9,583,794
Tesla, Inc.* (Automobiles)	1.5%	50,833	38,544,631
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	56,077	9,912,171
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.5%	23,925	13,579,112
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.1%	57,188	28,409,855
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.5%	254,909	13,074,282
Visa, Inc., Class A (IT Services)	0.8%	100,696	21,364,670
Walmart, Inc. (Food & Staples Retailing)	0.4%	85,901	11,049,446
Walt Disney Co. (The)* (Entertainment)	0.5%	110,550	12,209,142
Wells Fargo & Co. (Banks)	0.4%	235,950	10,799,432
Other Common Stocks (b)	38.6%	10,511,819	992,797,061
Total Common Stocks (Cost $2,389,695,638)			2,121,864,165
See accompanying notes to the financial statements.

120 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $278,159)	0.0%	278,159	$278,159
	Principal Amount
Short-Term Investments — 31.6%
Repurchase Agreements (e) — 3.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $80,241,101 (Cost $80,239,486)	$80,239,486	80,239,486
U.S. Treasury Obligations — 28.5%
U.S. Treasury Bills
0.33%, 6/2/2022 (f)	40,000,000	39,999,428
0.37%, 6/7/2022 (f)	45,000,000	44,996,325
0.51%, 6/21/2022 (f)	50,000,000	49,983,611
0.71%, 7/5/2022 (f)	250,000,000	249,840,625
0.07%, 7/14/2022 (f)	300,000,000	299,703,420
1.00%, 8/18/2022 (f)	50,000,000	49,886,927
Total U.S. Treasury Obligations (Cost $734,683,029)		734,410,336
Total Short-Term Investments (Cost $814,922,515)		814,649,822
Total Investments — 114.1% (Cost $3,204,896,312)		2,936,792,146
Liabilities in excess of other assets — (14.1%)		(363,719,012)
Net Assets — 100.0%		$2,573,073,134

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,453,695,930.

(b)  The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $449,507, collateralized in the form of cash with a value of $278,159 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $187,005 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from June 15, 2022 - February 15, 2051. The total value of collateral is $465,164.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $278,159.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$72,249,715
Aggregate gross unrealized depreciation	(1,226,399,995)
Net unrealized depreciation	$(1,154,150,280)
Federal income tax cost	$3,321,783,328

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	879	6/17/2022	USD	$181,568,438	$75,471
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO S&P500® UPRO :: 121

Swap Agreementsa

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
520,721,147	5/8/2023	Bank of America NA	1.38%	S&P 500®	(132,057,460)	100,862,429	31,195,031	—
537,125,782	5/8/2023	BNP Paribas SA	1.43%	S&P 500®	(113,937,121)	83,369,344	30,567,777	—
240,726,662	4/10/2023	Citibank NA	1.49%	S&P 500®	(57,664,886)	27,381,209	30,283,677	—
531,270,525	11/6/2023	Credit Suisse International	1.43%	S&P 500®	(13,081,617)	—	13,081,617	—
884,048,700	4/8/2024	Goldman Sachs International	1.43%	S&P 500®	16,062,194	(16,062,194)	—	—
740,192,029	5/8/2023	J.P. Morgan Securities	1.23%	S&P 500®	(141,894,819)	89,797,787	52,097,032	—
585,934,738	4/10/2023	Morgan Stanley & Co. International plc	1.38%	S&P 500®	(78,836,056)	47,917,910	30,918,146	—
689,569,060	3/7/2023	Societe Generale	1.33%	S&P 500®	(153,079,760)	67,867,254	85,212,506	—
686,432,758	3/7/2023	UBS AG	1.33%	S&P 500®	(94,745,044)	34,901,931	59,843,113	—
5,416,021,401					(769,234,569)
				Total Unrealized Appreciation	16,062,194
				Total Unrealized Depreciation	(785,296,763)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

122 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

UltraPro S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2022:

Aerospace & Defense	1.3%
Air Freight & Logistics	0.5%
Airlines	0.2%
Auto Components	0.1%
Automobiles	1.8%
Banks	3.3%
Beverages	1.4%
Biotechnology	1.7%
Building Products	0.3%
Capital Markets	2.4%
Chemicals	1.6%
Commercial Services & Supplies	0.4%
Communications Equipment	0.6%
Construction & Engineering	0.0%*
Construction Materials	0.1%
Consumer Finance	0.5%
Containers & Packaging	0.3%
Distributors	0.1%
Diversified Financial Services	1.4%
Diversified Telecommunication Services	0.9%
Electric Utilities	1.6%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	0.3%
Entertainment	1.1%
Equity Real Estate Investment Trusts (REITs)	2.2%
Food & Staples Retailing	1.2%
Food Products	0.9%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	2.3%
Health Care Providers & Services	2.7%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.6%
Household Durables	0.3%
Household Products	1.2%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.7%
Insurance	1.8%
Interactive Media & Services	4.3%
Internet & Direct Marketing Retail	2.6%
IT Services	3.6%
Leisure Products	0.0%*
Life Sciences Tools & Services	1.5%
Machinery	1.3%
Media	0.8%
Metals & Mining	0.3%
Multiline Retail	0.4%
Multi-Utilities	0.8%
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO S&P500® UPRO :: 123

Oil, Gas & Consumable Fuels	3.6%
Personal Products	0.1%
Pharmaceuticals	3.6%
Professional Services	0.2%
Real Estate Management & Development	0.1%
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	4.7%
Software	7.2%
Specialty Retail	1.7%
Technology Hardware, Storage & Peripherals	5.7%
Textiles, Apparel & Luxury Goods	0.4%
Tobacco	0.6%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[a]	17.5%
100.0%

*  Amount represents less than 0.05%.

a  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

124 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2022 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 91.2%
Repurchase Agreements (a) — 30.7%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $124,000,598 (Cost $123,998,104)	$123,998,104	$123,998,104
U.S. Treasury Obligations (b) — 60.5%
U.S. Treasury Bills
0.33%, 6/2/2022 (c)	30,000,000	29,999,571
0.49%, 6/16/2022 (c)	50,000,000	49,987,943
0.55%, 6/21/2022 (c)	50,000,000	49,983,611
0.71%, 7/5/2022 (c)	50,000,000	49,968,125
0.39%, 7/21/2022 (c)	25,000,000	24,970,833
0.69%, 12/29/2022 (c)	40,000,000	39,629,554
Total U.S. Treasury Obligations (Cost $244,766,192)		244,539,637
Total Short-Term Investments (Cost $368,764,296)		368,537,741
Total Investments — 91.2% (Cost $368,764,296)		368,537,741
Other assets less liabilities — 8.8%		35,402,889
Net Assets — 100.0%		$403,940,630

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,540,971.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,617,101
Aggregate gross unrealized depreciation	(8,116,397)
Net unrealized appreciation	$5,500,704
Federal income tax cost	$368,764,296

Futures Contracts Sold

UltraPro Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury Long Bond	100	9/21/2022	USD	$13,934,375	$152,150
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO SHORT 20+ YEAR TREASURY TTT :: 125

Swap Agreementsa

UltraPro Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(260,338,805)	1/16/2023	Bank of America NA	(0.53)%	ICE U.S. Treasury 20+ Year Bond Index	5,330,825	(430,053)	—	4,900,772
(309,147,705)	2/17/2023	Citibank NA	(0.38)%	ICE U.S. Treasury 20+ Year Bond Index	(7,888,071)	—	7,888,071	—
(362,496,459)	1/16/2023	Goldman Sachs International	(0.41)%	ICE U.S. Treasury 20+ Year Bond Index	2,380,218	—	—	2,380,218
(274,777,570)	1/16/2024	Societe Generale	(0.55)%	ICE U.S. Treasury 20+ Year Bond Index	5,752,137	(1,225,474)	(7,395)	4,519,268
(1,206,760,539)					5,575,109
				Total Unrealized Appreciation	13,463,180
				Total Unrealized Depreciation	(7,888,071)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

126 :: TTT ULTRAPRO SHORT 20+ YEAR TREASURY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 84.9%
Repurchase Agreements (a) — 19.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $68,058,221 (Cost $68,056,851)	$68,056,851	$68,056,851
U.S. Treasury Obligations (b) — 65.5%
U.S. Treasury Bills
0.37%, 6/7/2022 (c)	15,000,000	14,998,775
0.35%, 6/9/2022 (c)	50,000,000	49,994,111
0.49%, 6/16/2022 (c)	5,000,000	4,998,794
0.55%, 6/21/2022 (c)	5,000,000	4,998,361
0.55%, 6/23/2022 (c)	5,000,000	4,998,262
0.63%, 6/30/2022 (c)	80,000,000	79,956,178
0.07%, 7/14/2022 (c)	12,047,000	12,035,090
0.09%, 8/11/2022 (c)	13,682,000	13,654,207
1.00%, 8/18/2022 (c)	25,000,000	24,943,464
0.11%, 9/8/2022 (c)	20,000,000	19,938,228
Total U.S. Treasury Obligations (Cost $230,616,473)		230,515,470
Total Short-Term Investments (Cost $298,673,324)		298,572,321
Total Investments — 84.9% (Cost $298,673,324)		298,572,321
Other assets less liabilities — 15.1%		53,015,554
Net Assets — 100.0%		$351,587,875

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $91,132,419.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$46,460,034
Aggregate gross unrealized depreciation	(7,646,593)
Net unrealized appreciation	$38,813,441
Federal income tax cost	$298,673,324

Futures Contracts Sold

UltraPro Short Dow30SM had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	39	6/17/2022	USD	$6,429,345	$161,966
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO SHORT DOW30SM SDOW :: 127

Swap Agreementsa

UltraPro Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(266,758,110)	5/8/2023	Bank of America NA	(1.03)%	Dow Jones Industrial AverageSM	(657,409)	—	657,409	—
(20,453,874)	11/6/2023	Barclays Capital	(1.03)%	Dow Jones Industrial AverageSM	(19,570)	—	—	(19,570)
(239,904,153)	5/8/2023	BNP Paribas SA	(1.13)%	Dow Jones Industrial AverageSM	2,738,654	(1,279,702)	—	1,458,952
(32,231,347)	4/10/2023	Citibank NA	(1.31)%	Dow Jones Industrial AverageSM	(1,830,634)	1,830,634	—	—
(103,819,908)	3/7/2023	Goldman Sachs International	(1.18)%	Dow Jones Industrial AverageSM	7,681,799	(7,194,035)	(12,750)	475,014
(178,707,480)	4/10/2023	Morgan Stanley & Co. International plc	(0.63)%	Dow Jones Industrial AverageSM	17,659,946	—	(17,022,000)	637,946
(77,790,703)	4/10/2023	Societe Generale	(0.93)%	Dow Jones Industrial AverageSM	(5,037,977)	4,537,977	500,000	—
(128,685,518)	3/7/2023	UBS AG	(1.03)%	Dow Jones Industrial AverageSM	18,217,669	(11,633,834)	(6,440,000)	143,835
(1,048,351,093)					38,752,478
				Total Unrealized Appreciation	46,298,068
				Total Unrealized Depreciation	(7,545,590)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

128 :: SDOW ULTRAPRO SHORT DOW30SM :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 60.9%
Repurchase Agreements (a) — 60.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $4,589,470 (Cost $4,589,378)	$4,589,378	$4,589,378
Total Investments — 60.9% (Cost $4,589,378)		4,589,378
Other assets less liabilities — 39.1%		2,949,318
Net Assets — 100.0%		$7,538,696

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$940,417
Aggregate gross unrealized depreciation	(406,501)
Net unrealized appreciation	$533,916
Federal income tax cost	$4,589,378

Futures Contracts Sold

UltraPro Short MidCap400 had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	2	6/17/2022	USD	$502,640	$16,026
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO SHORT MIDCAP400 SMDD :: 129

Swap Agreementsa

UltraPro Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(3,965,644)	11/7/2022	Bank of America NA	(0.93)%	S&P MidCap 400®	(406,501)	—	406,501	—
(6,332,266)	5/8/2023	BNP Paribas SA	(0.98)%	S&P MidCap 400®	344,730	(344,730)	—	—
(2,296,012)	4/10/2023	Citibank NA	(1.03)%	S&P MidCap 400®	428,939	—	(428,939)	—
(6,045,579)	4/10/2023	Morgan Stanley & Co. International plc	(0.63)%	S&P MidCap 400®	57,741	—	—	57,741
(3,472,939)	3/7/2023	Societe Generale	(0.56)%	S&P MidCap 400®	92,981	(86,884)	—	6,097
(22,112,440)					517,890
				Total Unrealized Appreciation	924,391
				Total Unrealized Depreciation	(406,501)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

130 :: SMDD ULTRAPRO SHORT MIDCAP400 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 86.4%
Repurchase Agreements (a) — 7.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $203,544,057 (Cost $203,539,959)	$203,539,959	$203,539,959
U.S. Treasury Obligations (b) — 79.2%
U.S. Treasury Bills
0.36%, 6/2/2022 (c)	110,000,000	109,998,426
0.37%, 6/7/2022 (c)	100,000,000	99,991,833
0.35%, 6/9/2022 (c)	50,000,000	49,994,111
0.27%, 6/16/2022 (c)	125,000,000	124,969,856
0.51%, 6/21/2022 (c)	50,000,000	49,983,611
0.56%, 6/23/2022 (c)	175,000,000	174,939,175
0.55%, 6/28/2022 (c)	200,000,000	199,893,124
0.62%, 6/30/2022 (c)	375,000,000	374,794,583
0.71%, 7/5/2022 (c)	150,000,000	149,904,375
0.07%, 7/14/2022 (c)	100,000,000	99,901,140
0.39%, 7/21/2022 (c)	100,000,000	99,883,333
0.10%, 8/11/2022 (c)	100,000,000	99,796,861
1.00%, 8/18/2022 (c)	100,000,000	99,773,854
0.13%, 9/8/2022 (c)	400,000,000	398,764,564
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
0.51%, 11/3/2022 (c)	$60,000,000	$59,633,554
0.69%, 12/29/2022 (c)	45,000,000	44,583,249
Total U.S. Treasury Obligations (Cost $2,238,772,422)		2,236,805,649
Total Short-Term Investments (Cost $2,442,312,381)		2,440,345,608
Total Investments — 86.4% (Cost $2,442,312,381)		2,440,345,608
Other assets less liabilities — 13.6%		384,465,510
Net Assets — 100.0%		$2,824,811,118

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $911,714,814.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$214,498,351
Aggregate gross unrealized depreciation	(252,829,707)
Net unrealized depreciation	$(38,331,356)
Federal income tax cost	$2,442,312,381

Futures Contracts Sold

UltraPro Short QQQ had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	38	6/17/2022	USD	$9,611,340	$1,706,580
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO SHORT QQQ SQQQ :: 131

Swap Agreementsa

UltraPro Short QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,357,432,845)	3/7/2023	Bank of America NA	(1.13)%	NASDAQ-100 Index®	(76,386,571)	66,686,571	9,700,000	—
(259,238,903)	11/6/2023	Barclays Capital	(1.03)%	NASDAQ-100 Index®	(774,697)	—	—	(774,697)
(552,358,633)	3/7/2023	BNP Paribas SA	(1.18)%	NASDAQ-100 Index®	(53,641,518)	19,151,518	34,490,000	—
(574,962,708)	11/6/2023	Citibank NA	(1.31)%	NASDAQ-100 Index®	44,134,662	—	(42,340,000)	1,794,662
(1,527,911,564)	11/6/2023	Goldman Sachs International	(1.18)%	NASDAQ-100 Index®	(38,247,230)	38,247,230	—	—
(640,752,196)	5/8/2023	J.P. Morgan Securities	(0.98)%	NASDAQ-100 Index®	114,039,579	—	(112,035,000)	2,004,579
(387,227,523)	11/7/2022	Morgan Stanley & Co. International plc	(0.63)%	NASDAQ-100 Index®	42,617,158	—	(42,617,158)	—
(1,290,303,295)	11/6/2023	Societe Generale	(1.38)%	NASDAQ-100 Index®	11,995,060	—	(11,995,060)	—
(1,875,059,888)	11/6/2023	UBS AG	(0.98)%	NASDAQ-100 Index®	(81,807,606)	81,807,606	—	—
(8,465,247,555)					(38,071,163)
				Total Unrealized Appreciation	212,786,459
				Total Unrealized Depreciation	(250,857,622)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

132 :: SQQQ ULTRAPRO SHORT QQQ :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 87.4%
Repurchase Agreements (a) — 30.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $45,731,541 (Cost $45,730,619)	$45,730,619	$45,730,619
U.S. Treasury Obligations (b) — 57.0%
U.S. Treasury Bills
0.34%, 6/2/2022 (c)	25,000,000	24,999,642
0.35%, 6/9/2022 (c)	10,000,000	9,998,822
0.08%, 6/16/2022 (c)	25,847,000	25,840,767
0.51%, 11/3/2022 (c)	25,000,000	24,847,315
Total U.S. Treasury Obligations (Cost $85,790,823)		85,686,546
Total Short-Term Investments (Cost $131,521,442)		131,417,165
Total Investments — 87.4% (Cost $131,521,442)		131,417,165
Other assets less liabilities — 12.6%		19,000,581
Net Assets — 100.0%		$150,417,746

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $25,732,070.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,171,169
Aggregate gross unrealized depreciation	(14,981,785)
Net unrealized depreciation	$(5,810,616)
Federal income tax cost	$131,521,442

Futures Contracts Sold

UltraPro Short Russell2000 had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	36	6/17/2022	USD	$3,351,420	$453,293

Swap Agreementsa

UltraPro Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(164,702,846)	3/7/2023	Bank of America NA	(0.63)%	Russell 2000® Index	(122,502)	—	122,502	—
(5,508,238)	11/6/2023	Barclays Capital	(0.93)%	Russell 2000® Index	(29,025)	—	—	(29,025)
(80,323,348)	3/7/2023	BNP Paribas SA	(0.68)%	Russell 2000® Index	7,986,366	(7,036,012)	—	950,354
(74,751,732)	11/6/2023	Citibank NA	(0.64)%	Russell 2000® Index	731,510	—	—	731,510
(39,691,004)	11/6/2023	Goldman Sachs International	(0.83)%	Russell 2000® Index	(122,632)	—	122,632	—
(47,738,064)	11/7/2022	Morgan Stanley & Co. International plc	(0.53)%	Russell 2000® Index	(10,792,219)	3,401,219	7,391,000	—
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO SHORT RUSSELL2000 SRTY :: 133

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(19,054,217)	11/7/2022	Societe Generale	(0.48)%	Russell 2000® Index	(2,805,586)	705,586	2,100,000	—
(16,144,551)	11/6/2023	UBS AG	(0.33)%	Russell 2000® Index	(1,005,544)	966,544	39,000	—
(447,914,000)					(6,159,632)
				Total Unrealized Appreciation	8,717,876
				Total Unrealized Depreciation	(14,877,508)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

134 :: SRTY ULTRAPRO SHORT RUSSELL2000 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 77.9%
Repurchase Agreements (a) — 11.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $82,176,467 (Cost $82,174,813)	$82,174,813	$82,174,813
U.S. Treasury Obligations (b) — 66.5%
U.S. Treasury Bills
0.37%, 6/2/2022 (c)	40,000,000	39,999,428
0.37%, 6/7/2022 (c)	10,000,000	9,999,183
0.35%, 6/9/2022 (c)	10,000,000	9,998,822
0.35%, 6/16/2022 (c)	75,000,000	74,981,914
0.55%, 6/21/2022 (c)	50,000,000	49,983,611
0.55%, 6/23/2022 (c)	25,000,000	24,991,311
0.58%, 6/30/2022 (c)	25,000,000	24,986,305
0.07%, 7/14/2022 (c)	30,000,000	29,970,342
0.07%, 8/11/2022 (c)	80,000,000	79,837,489
0.65%, 8/18/2022 (c)	25,000,000	24,943,463
0.14%, 9/8/2022 (c)	75,000,000	74,768,356
0.51%, 11/3/2022 (c)	35,000,000	34,786,240
Total U.S. Treasury Obligations (Cost $479,797,956)		479,246,464
Total Short-Term Investments (Cost $561,972,769)		561,421,277
Total Investments — 77.9% (Cost $561,972,769)		561,421,277
Other assets less liabilities — 22.1%		159,293,560
Net Assets — 100.0%		$720,714,837

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $213,384,281.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$144,139,502
Aggregate gross unrealized depreciation	(52,390,572)
Net unrealized appreciation	$91,748,930
Federal income tax cost	$561,972,769

Futures Contracts Sold

UltraPro Short S&P500® had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	21	6/17/2022	USD	$4,337,813	$394,324
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRAPRO SHORT S&P500® SPXU :: 135

Swap Agreementsa

UltraPro Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(302,994,031)	5/8/2023	Bank of America NA	(1.08)%	S&P 500®	32,642,778	(32,057,324)	—	585,454
(433,888,146)	11/7/2022	BNP Paribas SA	(1.13)%	S&P 500®	(51,839,080)	46,499,080	5,340,000	—
(219,264,276)	4/10/2023	Citibank NA	(1.31)%	S&P 500®	31,099,796	—	(29,733,366)	1,366,430
(130,294,954)	3/7/2023	Goldman Sachs International	(1.18)%	S&P 500®	8,801,422	(8,202,021)	(16,688)	582,713
(364,868,845)	5/8/2023	J.P. Morgan Securities	(0.98)%	S&P 500®	29,206,125	—	(26,930,000)	2,276,125
(111,216,817)	4/10/2023	Morgan Stanley & Co. International plc	(0.63)%	S&P 500®	14,484,651	—	(14,298,000)	186,651
(314,068,193)	3/7/2023	Societe Generale	(1.03)%	S&P 500®	859,149	(831,159)	(3,030)	24,960
(281,281,599)	3/7/2023	UBS AG	(0.98)%	S&P 500®	26,651,257	—	(24,890,000)	1,761,257
(2,157,876,861)					91,906,098
				Total Unrealized Appreciation	143,745,178
				Total Unrealized Depreciation	(51,839,080)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

136 :: SPXU ULTRAPRO SHORT S&P500® :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 104.3%
Repurchase Agreements (a) — 63.8%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $78,267,944 (Cost $78,266,369)	$78,266,369	$78,266,369
U.S. Treasury Obligations (b) — 40.5%
U.S. Treasury Bills
0.55%, 6/21/2022 (c)	25,000,000	24,991,806
0.69%, 12/29/2022 (c)	25,000,000	24,768,471
Total U.S. Treasury Obligations (Cost $49,891,808)		49,760,277
Total Short-Term Investments (Cost $128,158,177)		128,026,646
Total Investments — 104.3% (Cost $128,158,177)		128,026,646
Liabilities in excess of other assets — (4.3%)		(5,266,665)
Net Assets — 100.0%		$122,759,981

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $3,732,701.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,225
Aggregate gross unrealized depreciation	(2,910,558)
Net unrealized depreciation	$(2,898,333)
Federal income tax cost	$128,158,177

Futures Contracts Sold

UltraShort 7-10 Year Treasury had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	14	9/21/2022	USD	$1,671,469	$12,225
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT 7-10 YEAR TREASURY PST :: 137

Swap Agreementsa

UltraShort 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(134,856,699)	2/17/2023	Citibank NA	(0.36)%	ICE U.S. Treasury 7-10 Year Bond Index	(2,282,417)	—	2,282,417	—
(108,676,416)	1/16/2024	Societe Generale	(0.55)%	ICE U.S. Treasury 7-10 Year Bond Index	(496,610)	496,610	—	—
(243,533,115)					(2,779,027)
				Total Unrealized Depreciation	(2,779,027)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

138 :: PST ULTRASHORT 7-10 YEAR TREASURY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 97.5%
Repurchase Agreements (a) — 8.0%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $111,697,824 (Cost $111,695,574)	$111,695,574	$111,695,574
U.S. Treasury Obligations (b) — 89.5%
U.S. Treasury Bills
0.29%, 6/2/2022 (c)	270,000,000	269,996,135
0.37%, 6/7/2022 (c)	10,000,000	9,999,183
0.35%, 6/9/2022 (c)	10,000,000	9,998,822
0.24%, 6/16/2022 (c)	200,000,000	199,951,770
0.55%, 6/21/2022 (c)	50,000,000	49,983,611
0.57%, 6/23/2022 (c)	75,000,000	74,973,932
0.55%, 6/28/2022 (c)	50,000,000	49,973,281
0.62%, 6/30/2022 (c)	80,000,000	79,956,178
0.07%, 7/14/2022 (c)	75,000,000	74,925,855
0.11%, 8/11/2022 (c)	100,000,000	99,796,861
0.65%, 8/18/2022 (c)	100,000,000	99,773,854
0.10%, 9/8/2022 (c)	165,000,000	164,490,383
0.51%, 11/3/2022 (c)	35,000,000	34,786,240
0.69%, 12/29/2022 (c)	25,000,000	24,768,472
Total U.S. Treasury Obligations (Cost $1,244,484,243)		1,243,374,577
Total Short-Term Investments (Cost $1,356,179,817)		1,355,070,151
Total Investments — 97.5% (Cost $1,356,179,817)		1,355,070,151
Other assets less liabilities — 2.5%		35,143,488
Net Assets — 100.0%		$1,390,213,639

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $56,593,301.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$45,985,347
Aggregate gross unrealized depreciation	(12,498,400)
Net unrealized appreciation	$33,486,947
Federal income tax cost	$1,356,179,817

Futures Contracts Sold

UltraShort 20+ Year Treasury had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury Long Bond	160	9/21/2022	USD	$22,295,000	$243,440
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT 20+ YEAR TREASURY TBT :: 139

Swap Agreementsa

UltraShort 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(823,823,891)	1/16/2023	Bank of America NA	(0.53)%	ICE U.S. Treasury 20+ Year Bond Index	18,709,320	(4,725,366)	—	13,983,954
(529,987,687)	2/17/2023	Citibank NA	(0.38)%	ICE U.S. Treasury 20+ Year Bond Index	(11,388,734)	11,388,734	—	—
(791,583,178)	1/16/2023	Goldman Sachs International	(0.41)%	ICE U.S. Treasury 20+ Year Bond Index	9,624,270	—	—	9,624,270
(634,853,471)	1/16/2024	Societe Generale	(0.55)%	ICE U.S. Treasury 20+ Year Bond Index	17,408,317	(5,937,871)	(23,460)	11,446,986
(2,780,248,227)					34,353,173
				Total Unrealized Appreciation	45,741,907
				Total Unrealized Depreciation	(11,388,734)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

140 :: TBT ULTRASHORT 20+ YEAR TREASURY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 92.5%
Repurchase Agreements (a) — 92.5%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,251,982 (Cost $2,251,937)	$2,251,937	$2,251,937
Total Investments — 92.5% (Cost $2,251,937)		2,251,937
Other assets less liabilities — 7.5%		182,031
Net Assets — 100.0%		$2,433,968

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(625,828)
Net unrealized depreciation	$(625,828)
Federal income tax cost	$2,251,937

Swap Agreementsa

UltraShort Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,925,712)	5/8/2023	Bank of America NA	(0.43)%	Dow Jones U.S. Basic MaterialsSM Index	(161,207)	—	161,207	—
(654,298)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. Basic MaterialsSM Index	(131,988)	—	128,000	(3,988)
(1,618,974)	3/7/2023	Societe Generale	(0.73)%	Dow Jones U.S. Basic MaterialsSM Index	(126,143)	—	50,000	(76,143)
(668,509)	3/7/2023	UBS AG	(0.58)%	Dow Jones U.S. Basic MaterialsSM Index	(206,490)	—	206,490	—
(4,867,493)					(625,828)
				Total Unrealized Depreciation	(625,828)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT BASIC MATERIALS SMN :: 141

Investments	Principal Amount	Value
Short-Term Investments — 86.8%
Repurchase Agreements (a) — 86.8%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,007,974 (Cost $2,007,935)	$2,007,935	$2,007,935
Total Investments — 86.8% (Cost $2,007,935)		2,007,935
Other assets less liabilities — 13.2%		304,369
Net Assets — 100.0%		$2,312,304

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,142
Aggregate gross unrealized depreciation	(39,592)
Net unrealized appreciation	$44,550
Federal income tax cost	$2,007,935

Swap Agreementsa

UltraShort Consumer Goods had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,005,581)	5/8/2023	Bank of America NA	(0.68)%	Dow Jones U.S. Consumer GoodsSM Index	19,967	—	—	19,967
(302,121)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. Consumer GoodsSM Index	(39,592)	—	39,592	—
(933,180)	3/7/2023	Societe Generale	(0.73)%	Dow Jones U.S. Consumer GoodsSM Index	25,195	—	—	25,195
(2,383,004)	3/7/2023	UBS AG	(0.58)%	Dow Jones U.S. Consumer GoodsSM Index	38,980	—	—	38,980
(4,623,886)					44,550
				Total Unrealized Appreciation	84,142
				Total Unrealized Depreciation	(39,592)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

142 :: SZK ULTRASHORT CONSUMER GOODS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 64.0%
Repurchase Agreements (a) — 64.0%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,073,430 (Cost $2,073,388)	$2,073,388	$2,073,388
Total Investments — 64.0% (Cost $2,073,388)		2,073,388
Other assets less liabilities — 36.0%		1,164,354
Net Assets — 100.0%		$3,237,742

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,039,622
Aggregate gross unrealized depreciation	(11,237)
Net unrealized appreciation	$1,028,385
Federal income tax cost	$2,073,388

Swap Agreementsa

UltraShort Consumer Services had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(826,944)	5/8/2023	Bank of America NA	(0.73)%	Dow Jones U.S. Consumer ServicesSM Index	245,557	(245,557)	—	—
(1,256,054)	5/8/2023	BNP Paribas SA	(0.88)%	Dow Jones U.S. Consumer ServicesSM Index	315,675	(315,675)	—	—
(497,918)	3/7/2023	Goldman Sachs International	(0.93)%	Dow Jones U.S. Consumer ServicesSM Index	126,010	—	—	126,010
(123,854)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. Consumer ServicesSM Index	(11,237)	—	—	(11,237)
(2,450,807)	3/7/2023	Societe Generale	(0.73)%	Dow Jones U.S. Consumer ServicesSM Index	12,104	—	—	12,104
(1,316,105)	3/7/2023	UBS AG	(0.58)%	Dow Jones U.S. Consumer ServicesSM Index	340,276	—	(260,000)	80,276
(6,471,682)					1,028,385
				Total Unrealized Appreciation	1,039,622
				Total Unrealized Depreciation	(11,237)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT CONSUMER SERVICES SCC :: 143

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

144 :: SCC ULTRASHORT CONSUMER SERVICES :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 79.0%
Repurchase Agreements (a) — 33.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $36,121,112 (Cost $36,120,384)	$36,120,384	$36,120,384
U.S. Treasury Obligations (b) — 45.9%
U.S. Treasury Bills
0.34%, 6/2/2022 (c)	25,000,000	24,999,642
1.00%, 8/18/2022 (c)	25,000,000	24,943,463
Total U.S. Treasury Obligations (Cost $49,945,734)		49,943,105
Total Short-Term Investments (Cost $86,066,118)		86,063,489
Total Investments — 79.0% (Cost $86,066,118)		86,063,489
Other assets less liabilities — 21.0%		22,934,195
Net Assets — 100.0%		$108,997,684

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,028,974.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,854,757
Aggregate gross unrealized depreciation	(8,285,934)
Net unrealized appreciation	$1,568,823
Federal income tax cost	$86,066,118

Futures Contracts Sold

UltraShort Dow30SM had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	42	6/17/2022	USD	$6,923,910	$358,149

Swap Agreementsa

UltraShort Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(44,272,741)	11/7/2022	Bank of America NA	(1.03)%	Dow Jones Industrial AverageSM	(8,265,770)	—	8,265,770	—
(3,496,953)	11/6/2023	Barclays Capital	(1.03)%	Dow Jones Industrial AverageSM	(17,535)	—	—	(17,535)
(63,703,922)	5/8/2023	BNP Paribas SA	(1.13)%	Dow Jones Industrial AverageSM	1,033,842	(674,833)	—	359,009
(19,134,269)	4/10/2023	Citibank NA	(1.31)%	Dow Jones Industrial AverageSM	1,536,117	—	(1,420,000)	116,117
(30,758,767)	3/7/2023	Goldman Sachs International	(1.18)%	Dow Jones Industrial AverageSM	2,929,937	(2,808,797)	(3,475)	117,665
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT DOW30SM DXD :: 145

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(10,226,937)	3/7/2023	Societe Generale	(0.93)%	Dow Jones Industrial AverageSM	1,863,652	(1,855,873)	(1,200)	6,579
(39,469,116)	3/7/2023	UBS AG	(1.03)%	Dow Jones Industrial AverageSM	2,133,060	—	(1,890,000)	243,060
(211,062,705)					1,213,303
				Total Unrealized Appreciation	9,496,608
				Total Unrealized Depreciation	(8,283,305)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

146 :: DXD ULTRASHORT DOW30SM :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 68.2%
Repurchase Agreements (a) — 68.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $10,915,013 (Cost $10,914,793)	$10,914,793	$10,914,793
Total Investments — 68.2% (Cost $10,914,793)		10,914,793
Other assets less liabilities — 31.8%		5,090,509
Net Assets — 100.0%		$16,005,302

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,379,102
Aggregate gross unrealized depreciation	(1,708,964)
Net unrealized depreciation	$(329,862)
Federal income tax cost	$10,914,793

Swap Agreementsa

UltraShort Financials had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(8,314,527)	5/8/2023	Bank of America NA	(0.73)%	Dow Jones U.S. FinancialsSM Index[f]	372,466	(372,466)	—	—
(3,845,122)	5/8/2023	BNP Paribas SA	(1.03)%	Dow Jones U.S. FinancialsSM Index[f]	315,636	(315,636)	—	—
(3,793,484)	4/10/2023	Citibank NA	(0.98)%	Dow Jones U.S. FinancialsSM Index[f]	264,983	—	(264,983)	—
(1,260,898)	3/7/2023	Goldman Sachs International	(0.93)%	Dow Jones U.S. FinancialsSM Index[f]	389,294	(278,584)	(1,912)	108,798
(2,942,609)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. FinancialsSM Index[f]	(1,484,313)	—	1,478,001	(6,312)
(2,759,177)	3/7/2023	Societe Generale	(0.93)%	Dow Jones U.S. FinancialsSM Index[f]	36,723	—	—	36,723
(9,089,872)	3/7/2023	UBS AG	(0.93)%	Dow Jones U.S. FinancialsSM Index[f]	(224,651)	—	224,651	—
(32,005,689)					(329,862)
				Total Unrealized Appreciation	1,379,102
				Total Unrealized Depreciation	(1,708,964)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Summary Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT FINANCIALS SKF :: 147

Investments	Principal Amount	Value
Short-Term Investments — 78.7%
Repurchase Agreements (a) — 78.7%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $19,218,927 (Cost $19,218,541)	$19,218,541	$19,218,541
Total Investments — 78.7% (Cost $19,218,541)		19,218,541
Other assets less liabilities — 21.3%		5,210,358
Net Assets — 100.0%		$24,428,899

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$535,169
Aggregate gross unrealized depreciation	(7,839,280)
Net unrealized depreciation	$(7,304,111)
Federal income tax cost	$19,218,541

Swap Agreementsa,f

UltraShort FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,928,164)	3/7/2023	Bank of America NA	0.67%	iShares® China Large-Cap ETF	(1,228,499)	—	1,228,499	—
(29,831)	4/10/2023	Citibank NA	1.92%	iShares® China Large-Cap ETF	223,892	—	(223,892)	—
(9,854,972)	4/10/2023	Goldman Sachs International	(0.33)%	iShares® China Large-Cap ETF	(688,742)	—	688,742	—
(1,398,652)	4/10/2023	Morgan Stanley & Co. International plc	(0.28)%	iShares® China Large-Cap ETF	311,277	—	(311,277)	—
(2,735,609)	4/10/2023	Societe Generale	0.82%	iShares® China Large-Cap ETF	(1,139,590)	—	1,139,590	—
(30,009,664)	4/10/2023	UBS AG	0.92%	iShares® China Large-Cap ETF	(4,782,449)	—	4,782,449	—
(48,956,892)					(7,304,111)
				Total Unrealized Appreciation	535,169
				Total Unrealized Depreciation	(7,839,280)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

148 :: FXP ULTRASHORT FTSE CHINA 50 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 70.0%
Repurchase Agreements (a) — 70.0%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $39,136,929 (Cost $39,136,139)	$39,136,139	$39,136,139
Total Investments — 70.0% (Cost $39,136,139)		39,136,139
Other assets less liabilities — 30.0%		16,744,416
Net Assets — 100.0%		$55,880,555

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,553,737
Aggregate gross unrealized depreciation	(3,346,132)
Net unrealized depreciation	$(1,792,395)
Federal income tax cost	$39,136,139

Swap Agreementsa,f

UltraShort FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(36,901,316)	4/10/2023	Citibank NA	(0.03)%	Vanguard® FTSE Europe ETF Shares	1,501,607	—	(1,400,000)	101,607
(27,517,379)	3/7/2023	Goldman Sachs International	(0.08)%	Vanguard® FTSE Europe ETF Shares	(1,957,145)	—	1,957,145	—
(338,522)	4/10/2023	Morgan Stanley & Co. International plc	(0.28)%	Vanguard® FTSE Europe ETF Shares	52,130	—	—	52,130
(4,045,699)	3/7/2023	Societe Generale	0.12%	Vanguard® FTSE Europe ETF Shares	(282,622)	—	282,622	—
(42,620,874)	11/9/2022	UBS AG	(0.33)%	Vanguard® FTSE Europe ETF Shares	(1,106,365)	—	1,106,365	—
(111,423,790)					(1,792,395)
				Total Unrealized Appreciation	1,553,737
				Total Unrealized Depreciation	(3,346,132)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT FTSE EUROPE EPV :: 149

Investments	Principal Amount	Value
Short-Term Investments — 85.6%
Repurchase Agreements (a) — 85.6%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,904,829 (Cost $2,904,771)	$2,904,771	$2,904,771
Total Investments — 85.6% (Cost $2,904,771)		2,904,771
Other assets less liabilities — 14.4%		489,520
Net Assets — 100.0%		$3,394,291

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,012
Aggregate gross unrealized depreciation	(328,197)
Net unrealized depreciation	$(326,185)
Federal income tax cost	$2,904,771

Swap Agreementsa

UltraShort Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(667,895)	5/8/2023	Bank of America NA	(0.88)%	Dow Jones U.S. Health CareSM Index[f]	2,012	—	—	2,012
(63,141)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. Health CareSM Index[f]	(6,709)	—	—	(6,709)
(1,393,318)	3/7/2023	Societe Generale	(0.83)%	Dow Jones U.S. Health CareSM Index[f]	(104,128)	—	10,000	(94,128)
(4,668,247)	3/7/2023	UBS AG	(0.58)%	Dow Jones U.S. Health CareSM Index[f]	(217,360)	—	217,360	—
(6,792,601)					(326,185)
				Total Unrealized Appreciation	2,012
				Total Unrealized Depreciation	(328,197)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Health Care for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

150 :: RXD ULTRASHORT HEALTH CARE :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 71.2%
Repurchase Agreements (a) — 71.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,010,636 (Cost $2,010,597)	$2,010,597	$2,010,597
Total Investments — 71.2% (Cost $2,010,597)		2,010,597
Other assets less liabilities — 28.8%		813,291
Net Assets — 100.0%		$2,823,888

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$494,761
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$494,761
Federal income tax cost	$2,010,597

Swap Agreementsa

UltraShort Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(741,246)	11/7/2022	Bank of America NA	(0.73)%	Dow Jones U.S. IndustrialsSM Index	99,740	—	—	99,740
(118,596)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. IndustrialsSM Index	2,227	—	—	2,227
(1,275,612)	3/7/2023	Societe Generale	(0.73)%	Dow Jones U.S. IndustrialsSM Index	178,247	—	(20,000)	158,247
(3,512,135)	3/7/2023	UBS AG	(0.58)%	Dow Jones U.S. IndustrialsSM Index	214,547	—	(214,547)	—
(5,647,589)					494,761
				Total Unrealized Appreciation	494,761

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT INDUSTRIALS SIJ :: 151

Investments	Principal Amount	Value
Short-Term Investments — 79.6%
Repurchase Agreements (a) — 79.6%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,308,205 (Cost $2,308,157)	$2,308,157	$2,308,157
Total Investments — 79.6% (Cost $2,308,157)		2,308,157
Other assets less liabilities — 20.4%		590,179
Net Assets — 100.0%		$2,898,336

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$242,253
Aggregate gross unrealized depreciation	(680,202)
Net unrealized depreciation	$(437,949)
Federal income tax cost	$2,308,157

Futures Contracts Sold

UltraShort MidCap400 had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	1	6/17/2022	USD	$251,320	$14,228

Swap Agreementsa

UltraShort MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(427,516)	5/8/2023	Bank of America NA	(0.93)%	S&P MidCap 400®	(189,887)	—	189,887	—
(880,180)	5/8/2023	BNP Paribas SA	(0.98)%	S&P MidCap 400®	140,536	—	—	140,536
(892,754)	4/10/2023	Citibank NA	(1.03)%	S&P MidCap 400®	87,489	—	—	87,489
(817,310)	11/7/2022	Morgan Stanley & Co. International plc	(0.63)%	S&P MidCap 400®	(181,002)	—	132,999	(48,003)
(2,524,859)	3/7/2023	Societe Generale	(0.56)%	S&P MidCap 400®	(309,313)	—	309,313	—
(5,542,619)					(452,177)
				Total Unrealized Appreciation	228,025
				Total Unrealized Depreciation	(680,202)
See accompanying notes to the financial statements.

152 :: MZZ ULTRASHORT MIDCAP400 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT MIDCAP400 MZZ :: 153

Investments	Principal Amount	Value
Short-Term Investments — 76.2%
Repurchase Agreements (a) — 76.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $10,280,369 (Cost $10,280,163)	$10,280,163	$10,280,163
Total Investments — 76.2% (Cost $10,280,163)		10,280,163
Other assets less liabilities — 23.8%		3,214,432
Net Assets — 100.0%		$13,494,595

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,816
Aggregate gross unrealized depreciation	(7,892,372)
Net unrealized depreciation	$(7,837,556)
Federal income tax cost	$10,280,163

Swap Agreementsa,f

UltraShort MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,840,819)	11/9/2022	Bank of America NA	0.67%	iShares® MSCI Brazil Capped ETF	54,816	(54,816)	—	—
(3,787,730)	4/10/2023	Citibank NA	(0.63)%	iShares® MSCI Brazil Capped ETF	(2,618,565)	—	2,618,565	—
(4,028,916)	3/7/2023	Goldman Sachs International	1.17%	iShares® MSCI Brazil Capped ETF	(154,439)	—	154,439	—
(1,790,064)	4/10/2023	Morgan Stanley & Co. International plc	(0.28)%	iShares® MSCI Brazil Capped ETF	(358,081)	—	358,081	—
(2,323,318)	3/7/2023	Societe Generale	0.22%	iShares® MSCI Brazil Capped ETF	(1,059,075)	—	1,059,075	—
(13,092,196)	3/7/2023	UBS AG	(0.08)%	iShares® MSCI Brazil Capped ETF	(3,702,212)	—	3,702,212	—
(26,863,043)					(7,837,556)
				Total Unrealized Appreciation	54,816
				Total Unrealized Depreciation	(7,892,372)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

154 :: BZQ ULTRASHORT MSCI BRAZIL CAPPED :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 87.3%
Repurchase Agreements (a) — 87.3%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $1,418,730 (Cost $1,418,701)	$1,418,701	$1,418,701
Total Investments — 87.3% (Cost $1,418,701)		1,418,701
Other assets less liabilities — 12.7%		205,697
Net Assets — 100.0%		$1,624,398

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$101,182
Aggregate gross unrealized depreciation	(109,830)
Net unrealized depreciation	$(8,648)
Federal income tax cost	$1,418,701

Swap Agreementsa,f

UltraShort MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(843,537)	4/10/2023	Citibank NA	(0.43)%	iShares® MSCI EAFE ETF	100,398	—	—	100,398
(464,273)	4/10/2023	Goldman Sachs International	(0.88)%	iShares® MSCI EAFE ETF	(26,739)	—	—	(26,739)
(844,845)	3/7/2023	Societe Generale	(0.03)%	iShares® MSCI EAFE ETF	784	—	—	784
(1,090,714)	11/9/2022	UBS AG	(0.43)%	iShares® MSCI EAFE ETF	(83,091)	—	83,091	—
(3,243,369)					(8,648)
				Total Unrealized Appreciation	101,182
				Total Unrealized Depreciation	(109,830)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT MSCI EAFE EFU :: 155

Investments	Principal Amount	Value
Short-Term Investments — 78.5%
Repurchase Agreements (a) — 78.5%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $8,738,783 (Cost $8,738,608)	$8,738,608	$8,738,608
Total Investments — 78.5% (Cost $8,738,608)		8,738,608
Other assets less liabilities — 21.5%		2,389,597
Net Assets — 100.0%		$11,128,205

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$877,283
Aggregate gross unrealized depreciation	(1,531,738)
Net unrealized depreciation	$(654,455)
Federal income tax cost	$8,738,608

Swap Agreementsa,f

UltraShort MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(179,452)	4/10/2023	Citibank NA	(0.28)%	iShares® MSCI Emerging Markets ETF	877,283	—	(877,283)	—
(2,095,366)	4/10/2023	Goldman Sachs International	(0.33)%	iShares® MSCI Emerging Markets ETF	(209,780)	—	209,780	—
(2,798,396)	3/7/2023	Societe Generale	0.87%	iShares® MSCI Emerging Markets ETF	(150,875)	—	40,000	(110,875)
(17,073,274)	3/7/2023	UBS AG	0.27%	iShares® MSCI Emerging Markets ETF	(1,171,083)	—	1,171,083	—
(22,146,488)					(654,455)
				Total Unrealized Appreciation	877,283
				Total Unrealized Depreciation	(1,531,738)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

156 :: EEV ULTRASHORT MSCI EMERGING MARKETS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 78.1%
Repurchase Agreements (a) — 78.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $4,930,062 (Cost $4,929,962)	$4,929,962	$4,929,962
Total Investments — 78.1% (Cost $4,929,962)		4,929,962
Other assets less liabilities — 21.9%		1,379,302
Net Assets — 100.0%		$6,309,264

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$319,564
Aggregate gross unrealized depreciation	(335,325)
Net unrealized depreciation	$(15,761)
Federal income tax cost	$4,929,962

Swap Agreementsa,f

UltraShort MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,887,161)	11/9/2022	Bank of America NA	(0.38)%	iShares® MSCI Japan ETF	115,170	—	—	115,170
(1,050,339)	4/10/2023	Morgan Stanley & Co. International plc	(0.28)%	iShares® MSCI Japan ETF	204,394	—	(143,000)	61,394
(5,771,051)	4/10/2023	Societe Generale	0.32%	iShares® MSCI Japan ETF	(142,256)	—	142,256	—
(3,858,995)	4/10/2023	UBS AG	(0.18)%	iShares® MSCI Japan ETF	(193,069)	—	193,069	—
(12,567,546)					(15,761)
				Total Unrealized Appreciation	319,564
				Total Unrealized Depreciation	(335,325)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT MSCI JAPAN EWV :: 157

Investments	Principal Amount	Value
Short-Term Investments — 43.1%
Repurchase Agreements (a) — 43.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $3,628,912 (Cost $3,628,839)	$3,628,839	$3,628,839
Total Investments — 43.1% (Cost $3,628,839)		3,628,839
Other assets less liabilities — 56.9%		4,794,980
Net Assets — 100.0%		$8,423,819

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,591,186
Aggregate gross unrealized depreciation	(395,047)
Net unrealized appreciation	$3,196,139
Federal income tax cost	$3,628,839

Swap Agreementsa

UltraShort Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(4,768,673)	5/8/2023	Bank of America NA	(0.58)%	NASDAQ Biotechnology Index®	(313,331)	—	313,331	—
(809,004)	11/6/2023	BNP Paribas SA	(0.63)%	NASDAQ Biotechnology Index®	(81,716)	—	—	(81,716)
(3,915,137)	4/10/2023	Citibank NA	0.17%	NASDAQ Biotechnology Index®	1,004,758	—	(1,004,758)	—
(623,453)	11/7/2022	Morgan Stanley & Co. International plc	(0.28)%	NASDAQ Biotechnology Index®	59,169	—	—	59,169
(3,310,239)	3/7/2023	Societe Generale	(0.68)%	NASDAQ Biotechnology Index®	1,090,346	(1,087,609)	(2,737)	—
(3,425,281)	11/6/2023	UBS AG	0.17%	NASDAQ Biotechnology Index®	1,436,913	—	(1,430,000)	6,913
(16,851,787)					3,196,139
				Total Unrealized Appreciation	3,591,186
				Total Unrealized Depreciation	(395,047)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

See accompanying notes to the financial statements.

158 :: BIS ULTRASHORT NASDAQ BIOTECHNOLOGY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: 159

Investments	Principal Amount	Value
Short-Term Investments — 86.2%
Repurchase Agreements (a) — 86.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $26,447,105 (Cost $26,446,572)	$26,446,572	$26,446,572
Total Investments — 86.2% (Cost $26,446,572)		26,446,572
Other assets less liabilities — 13.8%		4,229,915
Net Assets — 100.0%		$30,676,487

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(21,415,236)
Net unrealized depreciation	$(21,415,236)
Federal income tax cost	$26,446,572

Swap Agreementsa

UltraShort Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(8,120,327)	11/7/2022	Bank of America NA	(0.53)%	Dow Jones U.S. Oil & GasSM Index	(6,463,944)	—	6,429,000	(34,944)
(4,972,167)	11/6/2023	BNP Paribas SA	(0.93)%	Dow Jones U.S. Oil & GasSM Index	(449,793)	—	449,793	—
(12,081,376)	3/7/2023	Goldman Sachs International	(0.93)%	Dow Jones U.S. Oil & GasSM Index	(3,421,895)	—	3,421,895	—
(6,802,593)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. Oil & GasSM Index	(3,236,145)	—	3,236,145	—
(9,271,919)	3/7/2023	Societe Generale	(0.73)%	Dow Jones U.S. Oil & GasSM Index	(2,842,392)	—	2,842,392	—
(20,168,189)	3/7/2023	UBS AG	(0.68)%	Dow Jones U.S. Oil & GasSM Index	(5,001,067)	—	5,001,067	—
(61,416,571)					(21,415,236)
				Total Unrealized Depreciation	(21,415,236)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

160 :: DUG ULTRASHORT OIL & GAS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 79.6%
Repurchase Agreements (a) — 19.5%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $71,179,594 (Cost $71,178,161)	$71,178,161	$71,178,161
U.S. Treasury Obligations (b) — 60.1%
U.S. Treasury Bills
0.37%, 6/7/2022 (c)	5,000,000	4,999,592
0.49%, 6/16/2022 (c)	10,000,000	9,997,589
0.55%, 6/21/2022 (c)	10,000,000	9,996,722
0.55%, 6/23/2022 (c)	10,000,000	9,996,524
0.55%, 6/28/2022 (c)	50,000,000	49,973,281
0.62%, 6/30/2022 (c)	60,000,000	59,967,133
0.15%, 9/8/2022 (c)	75,000,000	74,768,356
Total U.S. Treasury Obligations (Cost $219,909,957)		219,699,197
Total Short-Term Investments (Cost $291,088,118)		290,877,358
Total Investments — 79.6% (Cost $291,088,118)		290,877,358
Other assets less liabilities — 20.4%		74,452,609
Net Assets — 100.0%		$365,329,967

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $55,691,604.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$70,838,066
Aggregate gross unrealized depreciation	(20,107,607)
Net unrealized appreciation	$50,730,459
Federal income tax cost	$291,088,118

Futures Contracts Sold

UltraShort QQQ had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	31	6/17/2022	USD	$7,840,830	$1,392,210
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT QQQ QID :: 161

Swap Agreementsa

UltraShort QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(51,010,873)	3/7/2023	Bank of America NA	(1.13)%	NASDAQ-100 Index®	(2,870,526)	—	2,870,526	—
(10,796,353)	11/6/2023	Barclays Capital	(1.03)%	NASDAQ-100 Index®	(744,884)	—	744,884	—
(41,162,678)	3/7/2023	BNP Paribas SA	(1.18)%	NASDAQ-100 Index®	(4,698,083)	4,288,083	410,000	—
(64,929,826)	4/10/2023	Citibank NA	(1.31)%	NASDAQ-100 Index®	21,393,070	—	(21,200,000)	193,070
(28,457,367)	3/7/2023	Goldman Sachs International	(1.18)%	NASDAQ-100 Index®	21,124,909	(21,116,103)	(8,806)	—
(96,256,949)	5/8/2023	J.P. Morgan Securities	(0.98)%	NASDAQ-100 Index®	11,570,378	—	(11,270,000)	300,378
(171,249,887)	11/7/2022	Morgan Stanley & Co. International plc	(0.63)%	NASDAQ-100 Index®	(11,583,354)	9,656,354	1,927,000	—
(43,514,108)	3/7/2023	Societe Generale	(1.38)%	NASDAQ-100 Index®	11,755,994	(11,719,634)	(36,360)	—
(215,443,369)	3/7/2023	UBS AG	(0.98)%	NASDAQ-100 Index®	3,601,505	—	(2,930,000)	671,505
(722,821,410)					49,549,009
				Total Unrealized Appreciation	69,445,856
				Total Unrealized Depreciation	(19,896,847)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

162 :: QID ULTRASHORT QQQ :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 75.4%
Repurchase Agreements (a) — 75.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $21,058,327 (Cost $21,057,903)	$21,057,903	$21,057,903
Total Investments — 75.4% (Cost $21,057,903)		21,057,903
Other assets less liabilities — 24.6%		6,861,738
Net Assets — 100.0%		$27,919,641

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,585,116
Aggregate gross unrealized depreciation	(436,024)
Net unrealized appreciation	$3,149,092
Federal income tax cost	$21,057,903

Swap Agreementsa

UltraShort Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(17,902,251)	5/8/2023	Bank of America NA	(1.18)%	Dow Jones U.S. Real EstateSM Index	713,745	(713,745)	—	—
(5,236,834)	5/8/2023	BNP Paribas SA	(1.03)%	Dow Jones U.S. Real EstateSM Index	800,976	(748,810)	—	52,166
(7,991,174)	3/7/2023	Goldman Sachs International	(0.93)%	Dow Jones U.S. Real EstateSM Index	118,466	(118,466)	—	—
(5,436,189)	4/10/2023	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. Real EstateSM Index	655,203	—	(609,800)	45,403
(4,982,723)	3/7/2023	Societe Generale	(0.88)%	Dow Jones U.S. Real EstateSM Index	1,296,726	(1,296,726)	—	—
(14,224,399)	11/7/2022	UBS AG	(0.58)%	Dow Jones U.S. Real EstateSM Index	(436,024)	—	436,024	—
(55,773,570)					3,149,092
				Total Unrealized Appreciation	3,585,116
				Total Unrealized Depreciation	(436,024)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT REAL ESTATE SRS :: 163

Investments	Principal Amount	Value
Short-Term Investments — 82.6%
Repurchase Agreements (a) — 52.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $60,586,616 (Cost $60,585,395)	$60,585,395	$60,585,395
U.S. Treasury Obligations (b) — 30.2%
U.S. Treasury Bills
0.34%, 6/2/2022 (c)	10,000,000	9,999,857
0.55%, 6/21/2022 (c)	25,000,000	24,991,805
Total U.S. Treasury Obligations (Cost $34,992,233)		34,991,662
Total Short-Term Investments (Cost $95,577,628)		95,577,057
Total Investments — 82.6% (Cost $95,577,628)		95,577,057
Other assets less liabilities — 17.4%		20,125,129
Net Assets — 100.0%		$115,702,186

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $305,894.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,780,504
Aggregate gross unrealized depreciation	(13,971,329)
Net unrealized depreciation	$(190,825)
Federal income tax cost	$95,577,628

Futures Contracts Sold

UltraShort Russell2000 had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	48	6/17/2022	USD	$4,468,560	$(40,295)
See accompanying notes to the financial statements.

164 :: TWM ULTRASHORT RUSSELL2000 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

UltraShort Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(50,465,155)	11/7/2022	Bank of America NA	(0.63)%	Russell 2000® Index	(4,791,522)	—	4,791,522	—
(3,517,443)	11/6/2023	Barclays Capital	(0.93)%	Russell 2000® Index	(28,786)	—	—	(28,786)
(1,288,052)	5/8/2023	BNP Paribas SA	(0.68)%	Russell 2000® Index	2,256,230	(2,247,307)	(8,923)	—
(29,114,441)	4/10/2023	Citibank NA	(0.64)%	Russell 2000® Index	3,675,886	—	(3,310,000)	365,886
(4,337,621)	3/7/2023	Goldman Sachs International	(0.83)%	Russell 2000® Index	883,321	(831,326)	—	51,995
(79,762,272)	11/6/2023	Morgan Stanley & Co. International plc	(0.53)%	Russell 2000® Index	(4,821,634)
(26,304,672)	11/6/2023	Morgan Stanley & Co. International plc	(0.53)%	iShares® Russell 2000 ETF	(1,469,641)
(106,066,944)					(6,291,275)	—	61,000	(6,230,275)
(14,375,476)	11/6/2023	Societe Generale	(0.48)%	Russell 2000® Index	(2,818,880)	305,894	2,013,000	(499,986)
(17,767,759)	3/7/2023	UBS AG	(0.33)%	Russell 2000® Index	6,965,067	—	(6,740,000)	225,067
(226,932,891)					(149,959)
				Total Unrealized Appreciation	13,780,504
				Total Unrealized Depreciation	(13,930,463)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT RUSSELL2000 TWM :: 165

Investments	Principal Amount	Value
Short-Term Investments — 67.2%
Repurchase Agreements (a) — 9.2%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $82,377,838 (Cost $82,376,178)	$82,376,178	$82,376,178
U.S. Treasury Obligations (b) — 58.0%
U.S. Treasury Bills
0.36%, 6/2/2022 (c)	175,000,000	174,997,496
0.37%, 6/7/2022 (c)	5,000,000	4,999,592
0.44%, 6/9/2022 (c)	70,000,000	69,991,755
0.20%, 6/16/2022 (c)	30,000,000	29,992,766
0.52%, 6/21/2022 (c)	35,000,000	34,988,528
0.55%, 6/23/2022 (c)	10,000,000	9,996,524
0.58%, 6/30/2022 (c)	10,000,000	9,994,522
0.07%, 7/14/2022 (c)	40,000,000	39,960,456
0.39%, 7/21/2022 (c)	25,000,000	24,970,833
0.09%, 8/11/2022 (c)	2,770,000	2,764,373
1.00%, 8/18/2022 (c)	25,000,000	24,943,464
0.09%, 9/8/2022 (c)	45,000,000	44,861,013
0.51%, 11/3/2022 (c)	25,000,000	24,847,314
0.69%, 12/29/2022 (c)	25,000,000	24,768,472
Total U.S. Treasury Obligations (Cost $522,502,879)		522,077,108
Total Short-Term Investments (Cost $604,879,057)		604,453,286
Total Investments — 67.2% (Cost $604,879,057)		604,453,286
Other assets less liabilities — 32.8%		295,405,690
Net Assets — 100.0%		$899,858,976

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $98,609,347.

(c)  The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$92,432,128
Aggregate gross unrealized depreciation	(4,708,835)
Net unrealized appreciation	$87,723,293
Federal income tax cost	$604,879,057

Futures Contracts Sold

UltraShort S&P500® had the following open short futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	27	6/17/2022	USD	$5,577,188	$451,409
See accompanying notes to the financial statements.

166 :: SDS ULTRASHORT S&P500® MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreementsa

UltraShort S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(237,028,388)	5/8/2023	Bank of America NA	(1.08)%	S&P 500®	21,273,844	(20,649,749)	—	624,095
(372,848,027)	5/8/2023	BNP Paribas SA	(1.13)%	S&P 500®	15,005,826	(12,950,668)	—	2,055,158
(264,011,328)	4/10/2023	Citibank NA	(1.31)%	S&P 500®	22,389,178	—	(20,740,000)	1,649,178
(89,886,659)	3/7/2023	Goldman Sachs International	(1.18)%	S&P 500®	7,383,946	(6,997,019)	(9,175)	377,752
(275,254,908)	11/7/2022	J.P. Morgan Securities	(0.98)%	S&P 500®	9,613,486	—	(7,900,000)	1,713,486
(16,582,318)	4/10/2023	Morgan Stanley & Co. International plc	(0.63)%	S&P 500®	2,159,647	—	(2,130,000)	29,647
(389,422,080)	3/7/2023	Societe Generale	(1.03)%	S&P 500®	(4,283,064)	4,283,064	—	—
(149,152,681)	3/7/2023	UBS AG	(0.98)%	S&P 500®	14,154,792	—	(13,230,000)	924,792
(1,794,186,389)					87,697,655
				Total Unrealized Appreciation	91,980,719
				Total Unrealized Depreciation	(4,283,064)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT S&P500® SDS :: 167

Investments	Principal Amount	Value
Short-Term Investments — 93.0%
Repurchase Agreements (a) — 93.0%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $6,253,281 (Cost $6,253,154)	$6,253,154	$6,253,154
Total Investments — 93.0% (Cost $6,253,154)		6,253,154
Other assets less liabilities — 7.0%		473,033
Net Assets — 100.0%		$6,726,187

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$304,193
Aggregate gross unrealized depreciation	(1,212,110)
Net unrealized depreciation	$(907,917)
Federal income tax cost	$6,253,154

Swap Agreementsa

UltraShort Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(580,839)	5/8/2023	Bank of America NA	(0.83)%	Dow Jones U.S. SemiconductorsSM Index[f]	(105,462)	—	105,462	—
(2,015,012)	11/6/2023	BNP Paribas SA	(0.93)%	Dow Jones U.S. SemiconductorsSM Index[f]	(99,725)	—	—	(99,725)
(265,322)	11/7/2022	Goldman Sachs International	(0.93)%	Dow Jones U.S. SemiconductorsSM Index[f]	108,585	—	—	108,585
(1,168,850)	5/8/2023	J.P. Morgan Securities	(1.03)%	Dow Jones U.S. SemiconductorsSM Index[f]	84,505	—	(80,000)	4,505
(5,686,492)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. SemiconductorsSM Index[f]	(691,541)	—	691,541	—
(1,319,438)	3/7/2023	Societe Generale	(0.83)%	Dow Jones U.S. SemiconductorsSM Index[f]	111,103	—	—	111,103
(2,416,580)	11/7/2022	UBS AG	(0.93)%	Dow Jones U.S. SemiconductorsSM Index[f]	(315,382)	—	315,382	—
(13,452,533)					(907,917)
				Total Unrealized Appreciation	304,193
				Total Unrealized Depreciation	(1,212,110)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

168 :: SSG ULTRASHORT SEMICONDUCTORS :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Semiconductors for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT SEMICONDUCTORS SSG :: 169

Investments	Principal Amount	Value
Short-Term Investments — 81.6%
Repurchase Agreements (a) — 81.6%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $3,783,900 (Cost $3,783,823)	$3,783,823	$3,783,823
Total Investments — 81.6% (Cost $3,783,823)		3,783,823
Other assets less liabilities — 18.4%		855,755
Net Assets — 100.0%		$4,639,578

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(446,065)
Net unrealized depreciation	$(446,065)
Federal income tax cost	$3,783,823

Swap Agreementsa

UltraShort SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(956,362)	11/7/2022	Bank of America NA	(0.83)%	S&P SmallCap 600®	(119,267)	—	119,267	—
(5,363,783)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	S&P SmallCap 600®	(191,628)	—	191,628	—
(2,851,788)	4/10/2023	Societe Generale	(0.48)%	S&P SmallCap 600®	(112,317)	—	112,317	—
(105,027)	3/7/2023	UBS AG	(0.68)%	S&P SmallCap 600®	(22,853)	—	22,853	—
(9,276,960)					(446,065)
				Total Unrealized Depreciation	(446,065)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

170 :: SDD ULTRASHORT SMALLCAP600 :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 65.9%
Repurchase Agreements (a) — 65.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $5,113,080 (Cost $5,112,978)	$5,112,978	$5,112,978
Total Investments — 65.9% (Cost $5,112,978)		5,112,978
Other assets less liabilities — 34.1%		2,650,507
Net Assets — 100.0%		$7,763,485

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,553,294
Aggregate gross unrealized depreciation	(68,982)
Net unrealized appreciation	$2,484,312
Federal income tax cost	$5,112,978

Swap Agreementsa

UltraShort Technology had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(2,552,404)	5/8/2023	Bank of America NA	(0.78)%	Dow Jones U.S. TechnologySM Index[f]	549,997	(549,997)	—	—
(935,760)	5/8/2023	BNP Paribas SA	(1.03)%	Dow Jones U.S. TechnologySM Index[f]	610,176	(610,176)	—	—
(2,505,070)	3/7/2023	Goldman Sachs International	(0.93)%	Dow Jones U.S. TechnologySM Index[f]	325,354	(325,354)	—	—
(924,837)	5/8/2023	J.P. Morgan Securities	(1.03)%	Dow Jones U.S. TechnologySM Index[f]	592,520	—	(592,520)	—
(276,723)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. TechnologySM Index[f]	(6,051)	—	6,051	—
(2,151,884)	3/7/2023	Societe Generale	(0.73)%	Dow Jones U.S. TechnologySM Index[f]	475,247	(475,247)	—	—
(6,215,341)	3/7/2023	UBS AG	(0.68)%	Dow Jones U.S. TechnologySM Index[f]	(62,931)	—	62,931	—
(15,562,019)					2,484,312
				Total Unrealized Appreciation	2,553,294
				Total Unrealized Depreciation	(68,982)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT TECHNOLOGY REW :: 171

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Technology for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

172 :: REW ULTRASHORT TECHNOLOGY :: MAY 31, 2022 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 95.0%
Repurchase Agreements (a) — 95.0%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,281,381 (Cost $2,281,332)	$2,281,332	$2,281,332
Total Investments — 95.0% (Cost $2,281,332)		2,281,332
Other assets less liabilities — 5.0%		120,484
Net Assets — 100.0%		$2,401,816

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(368,029)
Net unrealized depreciation	$(368,029)
Federal income tax cost	$2,281,332

Swap Agreementsa

UltraShort Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[e] ($)
(1,439,676)	5/8/2023	Bank of America NA	(0.63)%	Dow Jones U.S. UtilitiesSM Index[f]	(112,923)	—	79,000	(33,923)
(272,588)	11/7/2022	Morgan Stanley & Co. International plc	(0.48)%	Dow Jones U.S. UtilitiesSM Index[f]	(51,371)	—	51,371	—
(1,414,098)	3/7/2023	Societe Generale	(0.73)%	Dow Jones U.S. UtilitiesSM Index[f]	(23,146)	—	12,000	(11,146)
(1,673,532)	3/7/2023	UBS AG	(0.58)%	Dow Jones U.S. UtilitiesSM Index[f]	(180,589)	—	180,589	—
(4,799,894)					(368,029)
				Total Unrealized Depreciation	(368,029)

a  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

b  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

c  Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

d  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.

e  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

f  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Utilities for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2022 :: ULTRASHORT UTILITIES SDP :: 173

STATEMENTS OF ASSETS AND LIABILITIES

174 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short Dow30SM	Short Financials	Short FTSE China 50	Short High Yield
ASSETS:
Securities and Repurchase Agreements, at cost	$136,300,937	$679,458,381	$244,141,586	$15,866,010	$5,704,241	$296,392,657
Securities, at value	74,942,747	599,090,626	199,534,643	—	—	224,909,979
Repurchase Agreements, at value	61,355,455	79,737,186	44,244,479	15,866,010	5,704,241	71,481,391
Cash	679,934	—	162	—	38	—
Segregated cash balances with brokers for futures contracts	24,310	376,200	925,650	—	—	—
Segregated cash balances with custodian for swap agreements	35,361,000	—	11,446,355	2,375,000	1,666,000	45,923,000
Dividends and interest receivable	1,150	1,495	830	297	107	1,340
Receivable for capital shares issued	—	—	—	—	—	8,299,407
Receivable from Advisor	—	—	—	—	5,281	—
Receivable for variation margin on futures contracts	9,752	599,096	92,565	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	2,640,313	8,325,196	10,090,469	661,249	243,135	2,516,197
Prepaid expenses	2,679	8,074	3,305	1,564	1,505	2,772
Total Assets	175,017,340	688,137,873	266,338,458	18,904,120	7,620,307	353,134,086
LIABILITIES:
Cash overdraft	—	71	—	34	—	1,017
Payable for capital shares redeemed	—	4,964,478	10,134,378	—	—	9,221,563
Advisory fees payable	126,919	463,522	170,829	5,651	—	163,883
Management Services fees payable	17,176	61,802	22,864	1,620	—	24,846
Custodian fees payable	1,684	6,906	2,740	148	99	1,227
Administration fees payable	13,857	24,733	16,257	6,502	6,502	15,203
Trustee fees payable	862	4,625	1,613	57	48	602
Compliance services fees payable	670	3,940	1,462	60	45	499
Listing, Data and related fees payable	6,972	36,458	104,459	4,544	3,088	27,661
Professional fees payable	17,947	20,911	18,547	17,254	24,829	23,068
Unrealized depreciation on non- exchange traded swap agreements	3,104,943	7,370,782	112,875	372,033	748,096	588,720
Other liabilities	9,656	16,710	15,559	2,402	1,177	23,976
Total Liabilities	3,300,686	12,974,938	10,601,583	410,305	783,884	10,092,265
NET ASSETS	$171,716,654	$675,162,935	$255,736,875	$18,493,815	$6,836,423	$343,041,821
NET ASSETS CONSIST OF:
Paid in Capital	$172,770,140	$1,229,567,758	$785,896,819	$114,113,781	$18,708,465	$416,749,467
Distributable earnings (loss)	(1,053,486)	(554,404,823)	(530,159,944)	(95,619,966)	(11,872,042)	(73,707,646)
NET ASSETS	$171,716,654	$675,162,935	$255,736,875	$18,493,815	$6,836,423	$343,041,821
Shares (unlimited number of shares authorized, no par value)	6,425,000	34,000,000	7,523,755	1,474,851	400,000	18,600,000
Net Asset Value	$26.73	$19.86	$33.99	$12.54	$17.09	$18.44
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 175

	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short QQQ	Short Real Estate	Short Russell2000
ASSETS:
Securities and Repurchase Agreements, at cost	$10,726,113	$70,838,913	$36,552,480	$1,005,216,592	$14,964,240	$404,707,754
Securities, at value	—	34,990,628	—	883,957,951	—	339,370,274
Repurchase Agreements, at value	10,726,113	35,847,364	36,552,480	120,636,549	14,964,240	65,006,851
Cash	29	—	—	—	60	—
Segregated cash balances with brokers for futures contracts	108,000	—	—	1,193,500	—	1,427,800
Segregated cash balances with custodian for swap agreements	843,000	9,986,000	4,815,006	1,130,034	1,426,650	540,230
Dividends and interest receivable	201	672	685	2,262	281	1,219
Due from counterparty	4,582	—	—	—	—	—
Receivable for capital shares issued	—	—	—	663,155	—	1,204,479
Receivable for variation margin on futures contracts	9,720	—	—	43,750	—	282,024
Unrealized appreciation on non- exchange traded swap agreements	751,577	1,225,695	3,921,247	131,429,376	326,028	46,725,831
Prepaid expenses	4,324	2,324	1,988	8,737	1,527	3,900
Total Assets	12,447,546	82,052,683	45,291,406	1,139,065,314	16,718,786	454,562,608
LIABILITIES:
Cash overdraft	—	99	13	86	—	258
Payable for capital shares redeemed	—	15,629,434	1,431,540	52,961,239	—	—
Advisory fees payable	1,705	35,907	13,205	689,619	2,671	260,384
Management Services fees payable	980	6,094	3,632	101,019	1,291	38,292
Custodian fees payable	340	482	338	7,883	93	3,344
Administration fees payable	6,645	8,331	6,964	29,340	6,502	18,524
Trustee fees payable	67	254	182	5,025	51	1,912
Compliance services fees payable	62	153	189	3,963	47	1,698
Listing, Data and related fees payable	—	—	—	186,844	3,637	66,227
Professional fees payable	17,243	25,665	28,815	22,783	17,241	20,244
Unrealized depreciation on non- exchange traded swap agreements	212,953	1,380,638	756,433	1,239,218	425,896	846,480
Other liabilities	1,166	7,212	4,532	57,875	2,219	21,630
Total Liabilities	241,161	17,094,269	2,245,843	55,304,894	459,648	1,278,993
NET ASSETS	$12,206,385	$64,958,414	$43,045,563	$1,083,760,420	$16,259,138	$453,283,615
NET ASSETS CONSIST OF:
Paid in Capital	$67,076,502	$197,612,600	$237,564,056	$1,937,324,825	$53,323,314	$1,202,430,495
Distributable earnings (loss)	(54,870,117)	(132,654,186)	(194,518,493)	(853,564,405)	(37,064,176)	(749,146,880)
NET ASSETS	$12,206,385	$64,958,414	$43,045,563	$1,083,760,420	$16,259,138	$453,283,615
Shares (unlimited number of shares authorized, no par value)	493,667	3,325,000	3,050,000	81,712,500	899,888	18,816,642
Net Asset Value	$24.73	$19.54	$14.11	$13.26	$18.07	$24.09
See accompanying notes to the financial statements.

176 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short S&P500®	Short SmallCap600	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury	Ultra Basic Materials	Ultra Consumer Goods
ASSETS:
Securities and Repurchase Agreements, at cost	$2,362,696,915	$6,309,515	$17,384,871	$35,088,590	$56,436,959	$10,476,905
Securities, at value(a)	2,152,861,080	—	—	—	48,036,424	7,143,614
Repurchase Agreements, at value	208,763,865	6,309,515	17,384,871	35,088,590	8,434,210	2,127,367
Cash	2,152,901	22	—	4	—	69
Segregated cash balances with brokers for futures contracts	2,777,600	—	1,870	8,360	—	—
Segregated cash balances with custodian for swap agreements	8,785,199	827,092	3,789,335	1,520,924	1,428,374	575,082
Dividends and interest receivable	3,914	118	326	658	73,921	6,239
Receivable for security lending income	—	—	—	—	92	239
Receivable for investments sold	—	—	—	—	10,046,054	11,520
Due from counterparty	—	—	—	—	97,538	2,262
Receivable from Advisor	—	1,143	—	—	—	1,274
Receivable for variation margin on futures contracts	151,900	—	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	106,635,337	287,375	—	—	697,152	736,392
Prepaid expenses	22,139	3,135	1,559	1,801	1,970	1,559
Total Assets	2,482,153,935	7,428,400	21,177,961	36,620,337	68,815,735	10,605,617
LIABILITIES:
Cash overdraft	—	—	27	—	46	—
Payable for capital shares redeemed	124,628,585	—	—	—	4,771,918	—
Payable for cash collateral received from securities loaned	—	—	—	—	221,659	48,530
Advisory fees payable	1,587,280	—	7,167	19,987	28,190	—
Management Services fees payable	211,636	—	—	3,072	5,204	—
Custodian fees payable	15,759	69	548	929	961	1,501
Administration fees payable	40,540	6,502	6,607	6,651	15,275	12,610
Trustee fees payable	10,540	28	110	277	404	80
Compliance services fees payable	8,991	28	111	283	419	81
Listing, Data and related fees payable	—	—	884	2,362	27,594	5,545
Professional fees payable	27,753	17,214	17,651	17,797	22,319	21,001
Payable for variation margin on futures contracts	—	—	750	3,188	—	—
Unrealized depreciation on non- exchange traded swap agreements	5,032,219	332,228	3,260,294	373,104	1,490,489	2,153,476
Other liabilities	131,904	1,140	1,480	4,013	2,463	1,007
Total Liabilities	131,695,207	357,209	3,295,629	431,663	6,586,941	2,243,831
NET ASSETS	$2,350,458,728	$7,071,191	$17,882,332	$36,188,674	$62,228,794	$8,361,786
NET ASSETS CONSIST OF:
Paid in Capital	$6,472,541,965	$47,722,632	$148,828,385	$59,093,152	$51,960,273	$7,240,415
Distributable earnings (loss)	(4,122,083,237)	(40,651,441)	(130,946,053)	(22,904,478)	10,268,521	1,121,371
NET ASSETS	$2,350,458,728	$7,071,191	$17,882,332	$36,188,674	$62,228,794	$8,361,786
Shares (unlimited number of shares authorized, no par value)	154,380,826	393,681	325,000	1,075,000	2,325,000	400,000
Net Asset Value	$15.23	$17.96	$55.02	$33.66	$26.77	$20.90
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$193,247	$34,576
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 177

	Ultra Consumer Services	Ultra Dow30SM	Ultra Financials	Ultra FTSE China 50	Ultra FTSE Europe	Ultra Health Care
ASSETS:
Securities and Repurchase Agreements, at cost	$20,468,924	$453,440,608	$574,031,849	$4,077,094	$2,695,790	$137,942,415
Securities, at value(a)	12,428,509	336,506,815	509,764,377	—	—	106,364,802
Repurchase Agreements, at value	3,904,044	89,649,849	13,710,246	4,077,094	2,695,790	21,512,698
Cash	270,107	—	144,738	259,985	—	7
Segregated cash balances with brokers for futures contracts	—	2,057,000	—	—	—	—
Segregated cash balances with custodian for swap agreements	4,728,955	3,608,281	2,823,135	18,182,675	2,396,198	1,267,089
Dividends and interest receivable	5,353	921,526	502,394	76	51	160,896
Receivable for security lending income	104	192	2,210	—	—	94
Receivable for investments sold	4,863	—	—	—	—	—
Receivable from Advisor	41	—	—	5,619	5,487	—
Unrealized appreciation on non- exchange traded swap agreements	—	4,217	146,142,591	—	56,204	48,645
Prepaid expenses	1,609	4,593	7,288	1,547	1,493	2,523
Total Assets	21,343,585	432,752,473	673,096,979	22,526,996	5,155,223	129,356,754
LIABILITIES:
Cash overdraft	—	142	—	—	14	—
Payable for investments purchased	—	4,510,733	—	—	—	22,620
Payable for cash collateral received from securities loaned	26,435	—	687,211	—	—	51,462
Advisory fees payable	—	238,820	398,195	—	—	70,245
Management Services fees payable	—	32,294	53,635	—	—	10,163
Custodian fees payable	2,304	5,245	11,671	138	46	2,640
Administration fees payable	12,609	27,818	33,052	6,117	6,502	19,329
Trustee fees payable	153	2,703	5,133	85	31	897
Compliance services fees payable	167	2,630	4,888	104	29	914
Listing, Data and related fees payable	11,376	176,049	331,921	4,736	565	56,682
Professional fees payable	20,566	22,824	30,573	29,767	30,143	22,924
Payable for variation margin on futures contracts	—	205,699	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	7,394,757	41,924,521	—	12,060,166	1,147,564	11,252,729
Other liabilities	1,473	10,897	18,023	1,807	879	3,494
Total Liabilities	7,469,840	47,160,375	1,574,302	12,102,920	1,185,773	11,514,099
NET ASSETS	$13,873,745	$385,592,098	$671,522,677	$10,424,076	$3,969,450	$117,842,655
NET ASSETS CONSIST OF:
Paid in Capital	$21,833,489	$356,619,465	$582,667,908	$26,838,776	$4,025,460	$131,543,005
Distributable earnings (loss)	(7,959,744)	28,972,633	88,854,769	(16,414,700)	(56,010)	(13,700,350)
NET ASSETS	$13,873,745	$385,592,098	$671,522,677	$10,424,076	$3,969,450	$117,842,655
Shares (unlimited number of shares authorized, no par value)	475,000	5,900,000	12,457,750	350,000	75,000	1,275,000
Net Asset Value	$29.21	$65.35	$53.90	$29.78	$52.93	$92.43
(a) Includes securities on loan valued at:	$116,228	$1,130,296	$4,056,340	$—	$—	$906,626
See accompanying notes to the financial statements.

178 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra High Yield	Ultra Industrials	Ultra MidCap400	Ultra MSCI Brazil Capped	Ultra MSCI EAFE	Ultra MSCI Emerging Markets
ASSETS:
Securities and Repurchase Agreements, at cost	$4,957,679	$22,840,799	$147,523,304	$5,752,142	$5,476,481	$17,573,951
Securities, at value(a)	—	15,511,359	112,563,184	—	—	—
Repurchase Agreements, at value	4,957,679	3,162,129	37,348,285	5,752,142	5,476,481	17,573,951
Cash	—	51	150,883	34	—	568,678
Segregated cash balances with brokers for futures contracts	—	—	1,215,000	—	—	—
Segregated cash balances with custodian for swap agreements	4,391,000	3,034,742	388,592	6,094,394	6,645,005	28,431,169
Dividends and interest receivable	93	32,829	107,977	108	103	329
Receivable for security lending income	—	37	387	—	—	—
Receivable for capital shares issued	15,171,943	—	—	—	—	—
Receivable from Advisor	—	—	—	5,797	7,013	—
Unrealized appreciation on non- exchange traded swap agreements	—	—	—	19,592	—	—
Prepaid expenses	40,304	1,625	5,296	1,891	2,111	5,278
Total Assets	24,561,019	21,742,772	151,779,604	11,873,958	12,130,713	46,579,405
LIABILITIES:
Cash overdraft	18	—	—	—	16	—
Payable for investments purchased	—	—	2,066,821	—	—	—
Payable for capital shares redeemed	1,685,771	—	—	—	—	—
Payable for cash collateral received from securities loaned	—	20,871	246,710	—	—	—
Advisory fees payable	50,840	12,308	67,294	—	—	8,338
Management Services fees payable	—	1,392	9,994	—	—	2,187
Custodian fees payable	89	1,808	14,441	117	94	368
Administration fees payable	—	12,763	18,661	6,502	6,502	5,611
Trustee fees payable	93	150	948	49	69	268
Compliance services fees payable	127	165	935	40	73	312
Listing, Data and related fees payable	2,583	11,266	—	—	—	—
Professional fees payable	22,613	20,327	19,563	30,353	30,375	28,994
Payable for variation margin on futures contracts	—	—	11,410	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	2,571,284	4,966,409	26,402,875	2,292,805	3,028,732	19,799,735
Other liabilities	1,015	1,511	5,620	1,579	1,091	2,907
Total Liabilities	4,334,433	5,048,970	28,865,272	2,331,445	3,066,952	19,848,720
NET ASSETS	$20,226,586	$16,693,802	$122,914,332	$9,542,513	$9,063,761	$26,730,685
NET ASSETS CONSIST OF:
Paid in Capital	$21,402,741	$24,995,937	$243,867,568	$22,218,458	$15,473,430	$47,852,750
Distributable earnings (loss)	(1,176,155)	(8,302,135)	(120,953,236)	(12,675,945)	(6,409,669)	(21,122,065)
NET ASSETS	$20,226,586	$16,693,802	$122,914,332	$9,542,513	$9,063,761	$26,730,685
Shares (unlimited number of shares authorized, no par value)	300,000	700,000	2,275,000	291,557	225,000	425,000
Net Asset Value	$67.42	$23.85	$54.03	$32.73	$40.28	$62.90
(a) Includes securities on loan valued at:	$—	$60,891	$1,025,179	$—	$—	$—
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 179

	Ultra MSCI Japan	Ultra Nasdaq Biotechnology	Ultra Nasdaq Cloud Computing	Ultra Nasdaq Cybersecurity	Ultra Oil & Gas	Ultra QQQ
ASSETS:
Securities and Repurchase Agreements, at cost	$4,431,276	$129,533,168	$2,348,070	$996,853	$71,431,750	$4,823,162,532
Securities, at value(a)	2,851,199	83,016,887	1,577,019	210,848	104,773,909	4,050,210,242
Repurchase Agreements, at value	1,081,705	8,683,464	312,760	752,261	694,298	224,175,700
Cash	—	818,408	366	—	—	11,831
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	26,018,300
Segregated cash balances with custodian for swap agreements	4,124,771	55,945,327	1,170,442	2,880,000	1,341,314	201,027,671
Dividends and interest receivable	20	82,044	2,003	14	745,414	2,866,906
Receivable for security lending income	—	6,915	—	—	100	56,314
Receivable for investments sold	—	—	—	—	24,388,626	—
Due from counterparty	—	—	—	—	113,495	—
Receivable for capital shares issued	—	—	—	—	—	84,144,359
Receivable from Advisor	28,371	—	13,876	—	—	—
Reclaims receivable	—	13,218	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	—	—	—	—	98,237,569	88,656,556
Prepaid expenses	2,018	921	23	2,830	3,017	44,319
Total Assets	8,088,084	148,567,184	3,076,489	3,845,953	230,297,742	4,677,212,198
LIABILITIES:
Cash overdraft	13	—	—	18	20	—
Payable for capital shares redeemed	—	—	—	—	11,072,879	—
Payable for cash collateral received from securities loaned	—	2,366,248	—	—	242,444	13,789,342
Advisory fees payable	—	33,952	—	5,331	123,633	2,070,060
Management Services fees payable	—	7,869	—	—	17,476	294,483
Custodian fees payable	66	13,131	916	40	3,093	57,204
Administration fees payable	31,016	17,689	14,603	—	22,599	63,428
Trustee fees payable	51	828	18	25	1,386	30,683
Compliance services fees payable	46	1,192	15	23	1,164	29,499
Listing, Data and related fees payable	—	19,367	2,148	2,462	82,147	667,219
Professional fees payable	19,812	23,657	17,197	17,203	23,408	45,387
Payable for variation margin on futures contracts	—	—	—	—	—	953,745
Unrealized depreciation on non- exchange traded swap agreements	2,275,777	52,388,108	1,210,948	1,487,155	—	979,808,973
Other liabilities	1,502	10,050	676	547	6,162	78,042
Total Liabilities	2,328,283	54,882,091	1,246,521	1,512,804	11,596,411	997,888,065
NET ASSETS	$5,759,801	$93,685,093	$1,829,968	$2,333,149	$218,701,331	$3,679,324,133
NET ASSETS CONSIST OF:
Paid in Capital	$7,767,177	$271,214,403	$3,798,372	$3,535,397	$88,501,486	$4,687,411,885
Distributable earnings (loss)	(2,007,376)	(177,529,310)	(1,968,404)	(1,202,248)	130,199,845	(1,008,087,752)
NET ASSETS	$5,759,801	$93,685,093	$1,829,968	$2,333,149	$218,701,331	$3,679,324,133
Shares (unlimited number of shares authorized, no par value)	175,000	1,950,000	100,001	75,001	5,002,944	72,600,000
Net Asset Value	$32.91	$48.04	$18.30	$31.11	$43.71	$50.68
(a) Includes securities on loan valued at:	$—	$3,413,879	$—	$—	$1,517,994	$18,465,573
See accompanying notes to the financial statements.

180 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors	Ultra SmallCap600	Ultra Technology
ASSETS:
Securities and Repurchase Agreements, at cost	$115,357,437	$248,563,884	$4,387,419,860	$252,747,139	$39,408,583	$732,601,701
Securities, at value(a)	92,778,392	132,558,141	3,705,681,277	164,754,104	30,000,861	479,530,772
Repurchase Agreements, at value	15,273,632	66,531,831	219,203,627	73,963,623	6,447,256	167,884,223
Cash	1,312,019	1,412,839	5,218,946	9,669,682	—	9,224,803
Segregated cash balances with brokers for futures contracts	—	980,100	28,112,000	—	—	—
Segregated cash balances with custodian for swap agreements	6,583,328	35,683,362	14,528,097	50,493,562	1,097,309	108,388,402
Dividends and interest receivable	44,239	122,465	4,597,384	205,815	25,271	427,498
Receivable for security lending income	190	7,895	1,071	42	171	409
Receivable for investments sold	—	7,521,562	—	—	156,617	—
Receivable for capital shares issued	—	13,031,712	27,178,588	—	—	—
Receivable from Advisor	—	43,392	—	—	6,312	—
Receivable for variation margin on futures contracts	—	—	4,140,666	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	38,372	28,364	11,769,844	19,263,270	—	6,066,882
Prepaid expenses	2,361	3,177	40,022	3,999	3,374	7,841
Total Assets	116,032,533	257,924,840	4,020,471,522	318,354,097	37,737,171	771,530,830
LIABILITIES:
Cash overdraft	—	—	—	—	27	—
Payable for investments purchased	—	178,350	70,459,267	—	—	77,296
Payable for capital shares redeemed	—	7,610,364	—	—	—	—
Payable for cash collateral received from securities loaned	98,319	3,360,840	1,589,475	227,427	226,827	569,684
Advisory fees payable	54,722	—	2,086,943	135,944	—	293,931
Management Services fees payable	8,544	—	278,257	19,859	—	45,605
Custodian fees payable	1,880	180,542	175,981	5,598	14,079	31,492
Administration fees payable	18,333	18,354	60,547	23,402	12,975	31,199
Trustee fees payable	767	1,387	26,380	2,235	244	5,308
Compliance services fees payable	726	2,012	24,902	1,951	237	5,281
Listing, Data and related fees payable	47,091	27,615	—	128,451	—	340,704
Professional fees payable	22,956	21,704	42,932	18,817	17,761	24,690
Payable for variation margin on futures contracts	—	193,581	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	13,461,168	64,550,391	521,469,245	70,200,317	4,528,332	230,712,810
Other liabilities	4,588	9,601	58,279	10,440	1,668	13,203
Total Liabilities	13,719,094	76,154,741	596,272,208	70,774,441	4,802,150	232,151,203
NET ASSETS	$102,313,439	$181,770,099	$3,424,199,314	$247,579,656	$32,935,021	$539,379,627
NET ASSETS CONSIST OF:
Paid in Capital	$104,340,522	$341,296,234	$3,356,805,893	$287,862,975	$35,454,221	$497,065,662
Distributable earnings (loss)	(2,027,083)	(159,526,135)	67,393,421	(40,283,319)	(2,519,200)	42,313,965
NET ASSETS	$102,313,439	$181,770,099	$3,424,199,314	$247,579,656	$32,935,021	$539,379,627
Shares (unlimited number of shares authorized, no par value)	1,233,744	4,900,000	63,550,000	8,750,000	1,325,000	15,425,000
Net Asset Value	$82.93	$37.10	$53.88	$28.29	$24.86	$34.97
(a) Includes securities on loan valued at:	$1,316,000	$5,200,000	$31,941,272	$538,881	$1,199,319	$1,823,266
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 181

	Ultra Telecommunications	Ultra Utilities	UltraPro Dow30SM	UltraPro MidCap400	UltraPro QQQ	UltraPro Russell2000
ASSETS:
Securities and Repurchase Agreements, at cost	$2,072,988	$20,751,300	$806,793,901	$39,456,430	$19,947,223,330	$324,689,890
Securities, at value(a)	1,757,901	18,128,301	571,431,304	25,244,747	15,882,548,859	217,932,040
Repurchase Agreements, at value	357,543	3,924,461	150,844,557	11,048,363	1,925,468,443	50,204,239
Cash	58	—	—	370,149	560,804,966	4,737,087
Segregated cash balances with brokers for futures contracts	—	—	4,922,775	216,000	158,411,550	2,413,950
Segregated cash balances with custodian for swap agreements	286,838	228,048	21,868,300	7,050,845	1,883,905,391	160,901,389
Dividends and interest receivable	1,788	79,822	1,614,916	25,284	10,214,342	185,655
Receivable for security lending income	5	8	—	30	212,742	10,944
Receivable for investments sold	—	—	6,101,913	—	109,008,061	2,764,897
Due from counterparty	—	4,427	—	—	—	—
Receivable for capital shares issued	—	—	3,060,757	—	10,001,853	—
Receivable from Advisor	9,073	—	—	—	—	113,228
Reclaims receivable	—	—	—	—	—	371
Receivable for variation margin on futures contracts	—	—	1,065,442	29,527	23,963,016	—
Unrealized appreciation on non- exchange traded swap agreements	592	1,571,165	52,835,461	—	142,830,209	4,258,976
Prepaid expenses	1,478	1,635	7,586	3,504	147,204	3,756
Total Assets	2,415,276	23,937,867	813,753,011	43,988,449	20,707,516,636	443,526,532
LIABILITIES:
Cash overdraft	—	15	984	—	—	—
Payable for investments purchased	—	—	20,056,722	35,810	510,918,031	20,260,292
Payable for capital shares redeemed	—	—	6,180,976	—	110,870,811	2,722,880
Payable for cash collateral received from securities loaned	53,017	—	—	9,835	43,716,530	4,869,345
Advisory fees payable	—	12,423	423,474	3,911	7,117,536	—
Management Services fees payable	—	1,922	57,501	2,546	1,101,065	—
Custodian fees payable	102	418	13,594	16,615	210,157	226,941
Administration fees payable	12,610	12,610	33,689	12,343	147,216	23,677
Trustee fees payable	15	128	5,044	277	107,035	2,149
Compliance services fees payable	14	125	5,120	284	90,661	2,097
Listing, Data and related fees payable	950	7,540	329,179	—	2,398,840	40,710
Professional fees payable	20,562	20,671	22,798	19,051	98,211	19,962
Payable for variation margin on futures contracts	—	—	—	—	—	239,153
Unrealized depreciation on non- exchange traded swap agreements	361,714	—	94,880,927	14,087,373	6,332,676,163	155,666,522
Other liabilities	1,210	1,862	19,518	1,794	885,323	13,561
Total Liabilities	450,194	57,714	122,029,526	14,189,839	7,010,337,579	184,087,289
NET ASSETS	$1,965,082	$23,880,153	$691,723,485	$29,798,610	$13,697,179,057	$259,439,243
NET ASSETS CONSIST OF:
Paid in Capital	$2,855,616	$22,236,654	$625,980,781	$22,312,319	$19,872,065,508	$388,419,924
Distributable earnings (loss)	(890,534)	1,643,499	65,742,704	7,486,291	(6,174,886,451)	(128,980,681)
NET ASSETS	$1,965,082	$23,880,153	$691,723,485	$29,798,610	$13,697,179,057	$259,439,243
Shares (unlimited number of shares authorized, no par value)	50,000	300,000	11,300,000	1,325,000	414,750,000	4,950,000
Net Asset Value	$39.30	$79.60	$61.21	$22.49	$33.03	$52.41
(a) Includes securities on loan valued at:	$50,766	$82,234	$799,032	$70,921	$63,192,536	$7,750,898
See accompanying notes to the financial statements.

182 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraPro S&P500®	UltraPro Short 20+ Year Treasury	UltraPro Short Dow30SM	UltraPro Short MidCap400	UltraPro Short QQQ	UltraPro Short Russell2000
ASSETS:
Securities and Repurchase Agreements, at cost	$3,204,896,312	$368,764,296	$298,673,324	$4,589,378	$2,442,312,381	$131,521,442
Securities, at value(a)	2,856,552,660	244,539,637	230,515,470	—	2,236,805,649	85,686,546
Repurchase Agreements, at value	80,239,486	123,998,104	68,056,851	4,589,378	203,539,959	45,730,619
Cash	132,706,814	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	19,689,600	418,000	546,975	54,000	971,850	326,700
Segregated cash balances with custodian for swap agreements	339,416,890	26,506,000	9,487,000	2,395,650	45,106,000	24,978,001
Dividends and interest receivable	3,057,753	2,325	1,276	86	3,816	857
Receivable for security lending income	358	—	—	—	—	—
Receivable for investments sold	4,694,362	—	—	—	—	—
Receivable for capital shares issued	51,532,130	2,827,316	6,170,897	—	383,677,325	2,835,045
Receivable from Advisor	—	—	—	414	—	—
Receivable for variation margin on futures contracts	3,129,178	444,161	36,467	4,860	23,755	43,028
Unrealized appreciation on non- exchange traded swap agreements	16,062,194	13,463,180	46,298,068	924,391	212,786,459	8,717,876
Prepaid expenses	29,990	3,305	4,105	3,250	32,401	2,737
Total Assets	3,507,111,415	412,202,028	361,117,109	7,972,029	3,082,947,214	168,321,409
LIABILITIES:
Cash overdraft	—	53	648	18	2,120	171
Payable for investments purchased	141,709,687	—	—	—	—	—
Payable for capital shares redeemed	4,640,403	—	1,521,133	—	4,696,457	2,835,045
Payable for cash collateral received from securities loaned	278,159	—	—	—	—	—
Advisory fees payable	1,518,267	266,958	218,422	—	1,669,373	102,672
Management Services fees payable	202,434	33,735	29,442	—	232,607	15,511
Custodian fees payable	184,748	2,440	3,573	265	22,130	2,097
Administration fees payable	51,525	17,934	17,721	6,502	44,535	13,339
Trustee fees payable	19,529	1,545	2,192	48	14,399	1,071
Compliance services fees payable	17,053	1,110	2,181	35	11,344	836
Listing, Data and related fees payable	—	12,632	153,826	—	488,796	30,118
Professional fees payable	34,241	18,531	20,365	18,484	30,114	19,277
Unrealized depreciation on non- exchange traded swap agreements	785,296,763	7,888,071	7,545,590	406,501	250,857,622	14,877,508
Other liabilities	85,472	18,389	14,141	1,480	66,599	6,018
Total Liabilities	934,038,281	8,261,398	9,529,234	433,333	258,136,096	17,903,663
NET ASSETS	$2,573,073,134	$403,940,630	$351,587,875	$7,538,696	$2,824,811,118	$150,417,746
NET ASSETS CONSIST OF:
Paid in Capital	$2,723,361,216	$404,972,571	$1,891,806,615	$63,414,448	$7,389,433,928	$701,624,910
Distributable earnings (loss)	(150,288,082)	(1,031,941)	(1,540,218,740)	(55,875,752)	(4,564,622,810)	(551,207,164)
NET ASSETS	$2,573,073,134	$403,940,630	$351,587,875	$7,538,696	$2,824,811,118	$150,417,746
Shares (unlimited number of shares authorized, no par value)	55,450,000	7,143,605	11,342,280	298,643	59,600,547	2,557,646
Net Asset Value	$46.40	$56.55	$31.00	$25.24	$47.40	$58.81
(a) Includes securities on loan valued at:	$449,507	$—	$—	$—	$—	$—
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 183

	UltraPro Short S&P500®	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury	UltraShort Basic Materials	UltraShort Consumer Goods	UltraShort Consumer Services
ASSETS:
Securities and Repurchase Agreements, at cost	$561,972,769	$128,158,177	$1,356,179,817	$2,251,937	$2,007,935	$2,073,388
Securities, at value	479,246,464	49,760,277	1,243,374,577	—	—	—
Repurchase Agreements, at value	82,174,813	78,266,369	111,695,574	2,251,937	2,007,935	2,073,388
Cash	674,527	—	—	24	38	—
Segregated cash balances with brokers for futures contracts	470,400	26,180	668,800	—	—	—
Segregated cash balances with custodian for swap agreements	18,134,001	6,373,766	5,532	844,160	279,707	159,007
Dividends and interest receivable	1,541	1,467	2,094	42	38	39
Receivable for capital shares issued	48,677,798	—	—	—	—	—
Receivable from Advisor	—	—	—	4,938	7,179	4,621
Receivable for variation margin on futures contracts	25,725	10,504	1,337,190	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	143,745,178	—	45,741,907	—	84,142	1,039,622
Prepaid expenses	10,205	2,244	14,117	1,478	1,466	1,479
Total Assets	773,160,652	134,440,807	1,402,839,791	3,102,579	2,380,505	3,278,156
LIABILITIES:
Cash overdraft	—	63	93	—	—	50
Payable for capital shares redeemed	—	8,768,554	—	—	—	—
Advisory fees payable	450,429	78,150	923,317	—	—	—
Management Services fees payable	60,057	10,843	123,108	—	—	—
Custodian fees payable	5,756	1,301	11,362	33	18	53
Administration fees payable	23,924	11,262	33,109	6,502	6,502	6,502
Trustee fees payable	3,529	653	8,307	12	5	11
Compliance services fees payable	3,260	458	8,246	13	5	8
Listing, Data and related fees payable	—	4,847	71,268	796	371	610
Professional fees payable	21,614	17,678	25,541	17,197	20,548	19,193
Unrealized depreciation on non- exchange traded swap agreements	51,839,080	2,779,027	11,388,734	625,828	39,592	11,237
Other liabilities	38,166	7,990	33,067	18,230	1,160	2,750
Total Liabilities	52,445,815	11,680,826	12,626,152	668,611	68,201	40,414
NET ASSETS	$720,714,837	$122,759,981	$1,390,213,639	$2,433,968	$2,312,304	$3,237,742
NET ASSETS CONSIST OF:
Paid in Capital	$4,720,950,935	$252,292,053	$6,391,141,332	$87,726,545	$11,544,481	$22,573,712
Distributable earnings (loss)	(4,000,236,098)	(129,532,072)	(5,000,927,693)	(85,292,577)	(9,232,177)	(19,335,970)
NET ASSETS	$720,714,837	$122,759,981	$1,390,213,639	$2,433,968	$2,312,304	$3,237,742
Shares (unlimited number of shares authorized, no par value)	44,297,347	6,300,000	54,106,929	235,083	165,568	121,800
Net Asset Value	$16.27	$19.49	$25.69	$10.35	$13.97	$26.58
See accompanying notes to the financial statements.

184 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort Dow30SM	UltraShort Financials	UltraShort FTSE China 50	UltraShort FTSE Europe	UltraShort Health Care	UltraShort Industrials
ASSETS:
Securities and Repurchase Agreements, at cost	$86,066,118	$10,914,793	$19,218,541	$39,136,139	$2,904,771	$2,010,597
Securities, at value	49,943,105	—	—	—	—	—
Repurchase Agreements, at value	36,120,384	10,914,793	19,218,541	39,136,139	2,904,771	2,010,597
Cash	—	—	—	7	—	18
Segregated cash balances with brokers for futures contracts	392,700	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	21,451,890	5,456,554	12,566,039	18,276,000	513,092	343,256
Dividends and interest receivable	677	205	360	734	54	38
Due from counterparty	—	—	—	—	558	—
Receivable for capital shares issued	—	—	—	327,775	322,525	—
Receivable from Advisor	—	—	—	—	6,858	5,783
Receivable for variation margin on futures contracts	39,270	—	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	9,496,608	1,379,102	535,169	1,553,737	2,012	494,761
Prepaid expenses	2,171	1,552	1,636	1,672	1,472	1,486
Total Assets	117,446,805	17,752,206	32,321,745	59,296,064	3,751,342	2,855,939
LIABILITIES:
Cash overdraft	25	24	127	—	23	—
Advisory fees payable	65,461	3,493	4,993	19,900	—	—
Management Services fees payable	9,562	1,390	2,301	4,497	—	—
Custodian fees payable	1,300	141	244	303	53	48
Administration fees payable	10,497	6,355	6,095	7,524	6,502	6,502
Trustee fees payable	630	73	135	100	13	16
Compliance services fees payable	576	73	122	81	10	13
Listing, Data and related fees payable	41,886	5,380	9,405	3,439	752	821
Professional fees payable	18,631	17,258	27,738	27,894	20,553	20,926
Unrealized depreciation on non- exchange traded swap agreements	8,283,305	1,708,964	7,839,280	3,346,132	328,197	—
Other liabilities	17,248	3,753	2,406	5,639	948	3,725
Total Liabilities	8,449,121	1,746,904	7,892,846	3,415,509	357,051	32,051
NET ASSETS	$108,997,684	$16,005,302	$24,428,899	$55,880,555	$3,394,291	$2,823,888
NET ASSETS CONSIST OF:
Paid in Capital	$836,567,514	$519,654,301	$277,322,596	$276,546,410	$14,986,187	$23,461,469
Distributable earnings (loss)	(727,569,830)	(503,648,999)	(252,893,697)	(220,665,855)	(11,591,896)	(20,637,581)
NET ASSETS	$108,997,684	$16,005,302	$24,428,899	$55,880,555	$3,394,291	$2,823,888
Shares (unlimited number of shares authorized, no par value)	2,359,786	847,666	651,947	4,262,119	255,430	165,135
Net Asset Value	$46.19	$18.88	$37.47	$13.11	$13.29	$17.10
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 185

	UltraShort MidCap400	UltraShort MSCI Brazil Capped	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets	UltraShort MSCI Japan	UltraShort Nasdaq Biotechnology
ASSETS:
Securities and Repurchase Agreements, at cost	$2,308,157	$10,280,163	$1,418,701	$8,738,608	$4,929,962	$3,628,839
Securities, at value	—	—	—	—	—	—
Repurchase Agreements, at value	2,308,157	10,280,163	1,418,701	8,738,608	4,929,962	3,628,839
Cash	17	—	14	—	—	29
Segregated cash balances with brokers for futures contracts	27,000	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	1,031,304	11,086,000	236,650	3,075,000	1,421,091	1,629,000
Dividends and interest receivable	43	193	27	164	92	68
Receivable from Advisor	3,836	3,876	9,651	2,858	6,647	1,443
Receivable for variation margin on futures contracts	2,430	—	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	228,025	54,816	101,182	877,283	319,564	3,591,186
Prepaid expenses	4,262	2,178	1,516	1,584	1,577	69
Total Assets	3,605,074	21,427,226	1,767,741	12,695,497	6,678,933	8,850,634
LIABILITIES:
Cash overdraft	—	25	—	26	15	—
Custodian fees payable	160	157	33	114	44	122
Administration fees payable	6,502	6,781	6,502	6,502	6,502	6,527
Trustee fees payable	12	84	9	49	25	60
Compliance services fees payable	11	83	8	41	24	47
Listing, Data and related fees payable	—	—	—	—	—	3,067
Professional fees payable	17,203	30,996	25,861	26,787	26,430	20,588
Unrealized depreciation on non- exchange traded swap agreements	680,202	7,892,372	109,830	1,531,738	335,325	395,047
Other liabilities	2,648	2,133	1,100	2,035	1,304	1,357
Total Liabilities	706,738	7,932,631	143,343	1,567,292	369,669	426,815
NET ASSETS	$2,898,336	$13,494,595	$1,624,398	$11,128,205	$6,309,264	$8,423,819
NET ASSETS CONSIST OF:
Paid in Capital	$57,551,223	$107,270,299	$22,329,008	$177,557,961	$33,563,593	$79,813,818
Distributable earnings (loss)	(54,652,887)	(93,775,704)	(20,704,610)	(166,429,756)	(27,254,329)	(71,389,999)
NET ASSETS	$2,898,336	$13,494,595	$1,624,398	$11,128,205	$6,309,264	$8,423,819
Shares (unlimited number of shares authorized, no par value)	163,510	658,667	137,428	538,771	374,913	296,096
Net Asset Value	$17.73	$20.49	$11.82	$20.65	$16.83	$28.45
See accompanying notes to the financial statements.

186 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort Oil & Gas	UltraShort QQQ	UltraShort Real Estate	UltraShort Russell2000	UltraShort S&P500®	UltraShort Semiconductors
ASSETS:
Securities and Repurchase Agreements, at cost	$26,446,572	$291,088,118	$21,057,903	$95,577,628	$604,879,057	$6,253,154
Securities, at value	—	219,699,197	—	34,991,662	522,077,108	—
Repurchase Agreements, at value	26,446,572	71,178,161	21,057,903	60,585,395	82,376,178	6,253,154
Cash	91	—	11	282	777	—
Segregated cash balances with brokers for futures contracts	—	528,550	—	290,400	604,800	—
Segregated cash balances with custodian for swap agreements	23,227,461	21,349,136	3,768,271	10,811,588	31,357,436	1,404,078
Dividends and interest receivable	496	1,335	395	1,136	1,544	117
Due from broker	—	—	—	9,221,198	—	—
Receivable for capital shares issued	2,482,995	16,773,301	—	836,734	176,377,677	—
Receivable from Advisor	—	—	—	—	—	2,110
Receivable for variation margin on futures contracts	—	19,375	—	57,363	33,075	—
Unrealized appreciation on non- exchange traded swap agreements	—	69,445,856	3,585,116	13,780,504	91,980,719	304,193
Prepaid expenses	1,696	3,641	1,584	2,171	9,448	1,492
Total Assets	52,159,311	398,998,552	28,413,280	130,578,433	904,818,762	7,965,144
LIABILITIES:
Cash overdraft	—	256	—	—	—	87
Payable for capital shares redeemed	—	13,383,311	—	816,467	—	—
Advisory fees payable	7,814	221,045	10,331	61,366	491,608	—
Management Services fees payable	2,402	32,636	2,475	9,980	65,547	—
Custodian fees payable	248	3,391	177	1,475	6,301	57
Administration fees payable	6,508	17,745	6,546	10,694	25,413	6,502
Trustee fees payable	99	2,042	100	620	4,052	25
Compliance services fees payable	113	1,513	91	506	3,553	19
Listing, Data and related fees payable	7,914	63,959	7,559	18,514	—	1,459
Professional fees payable	20,657	20,736	21,012	19,635	22,228	17,207
Unrealized depreciation on non- exchange traded swap agreements	21,415,236	19,896,847	436,024	13,930,463	4,283,064	1,212,110
Other liabilities	21,833	25,104	9,324	6,527	58,020	1,491
Total Liabilities	21,482,824	33,668,585	493,639	14,876,247	4,959,786	1,238,957
NET ASSETS	$30,676,487	$365,329,967	$27,919,641	$115,702,186	$899,858,976	$6,726,187
NET ASSETS CONSIST OF:
Paid in Capital	$155,447,427	$1,920,856,989	$271,917,587	$867,301,214	$6,096,528,579	$52,347,698
Distributable earnings (loss)	(124,770,940)	(1,555,527,022)	(243,997,946)	(751,599,028)	(5,196,669,603)	(45,621,511)
NET ASSETS	$30,676,487	$365,329,967	$27,919,641	$115,702,186	$899,858,976	$6,726,187
Shares (unlimited number of shares authorized, no par value)	1,853,254	16,295,774	1,847,077	6,913,966	20,806,249	299,460
Net Asset Value	$16.55	$22.42	$15.12	$16.73	$43.25	$22.46
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2022 :: 187

	UltraShort SmallCap600	UltraShort Technology	UltraShort Utilities
ASSETS:
Securities and Repurchase Agreements, at cost	$3,783,823	$5,112,978	$2,281,332
Securities, at value	—	—	—
Repurchase Agreements, at value	3,783,823	5,112,978	2,281,332
Cash	—	9	—
Segregated cash balances with custodian for swap agreements	1,320,382	1,613,192	508,683
Dividends and interest receivable	71	96	43
Receivable from Advisor	3,226	458	4,821
Unrealized appreciation on non-exchange traded swap agreements	—	2,553,294	—
Prepaid expenses	3,113	1,507	1,472
Total Assets	5,110,615	9,281,534	2,796,351
LIABILITIES:
Cash overdraft	20	—	19
Payable for capital shares redeemed	—	1,415,573	—
Custodian fees payable	32	124	30
Administration fees payable	6,502	6,502	6,502
Trustee fees payable	20	39	8
Compliance services fees payable	18	31	11
Listing, Data and related fees payable	—	2,548	780
Professional fees payable	17,204	19,221	17,196
Unrealized depreciation on non-exchange traded swap agreements	446,065	68,982	368,029
Other liabilities	1,176	5,029	1,960
Total Liabilities	471,037	1,518,049	394,535
NET ASSETS	$4,639,578	$7,763,485	$2,401,816
NET ASSETS CONSIST OF:
Paid in Capital	$36,107,423	$38,471,287	$15,211,016
Distributable earnings (loss)	(31,467,845)	(30,707,802)	(12,809,200)
NET ASSETS	$4,639,578	$7,763,485	$2,401,816
Shares (unlimited number of shares authorized, no par value)	183,946	406,103	218,720
Net Asset Value	$25.22	$19.12	$10.98
See accompanying notes to the financial statements.

188 :: MAY 31, 2022 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

STATEMENTS OF OPERATIONS

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2022 :: 189

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short Dow30SM	Short Financials	Short FTSE China 50	Short High Yield
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Interest	$122,573	$644,125	$223,754	$11,706	$4,835	$154,326
Total Investment Income	122,573	644,125	223,754	11,706	4,835	154,326
EXPENSES:
Advisory fees (Note 4)	909,799	5,198,275	1,933,906	82,205	58,676	734,945
Management Services fees (Note 4)	121,306	693,098	257,852	10,961	7,824	97,992
Professional fees	18,539	24,475	19,255	17,254	32,455	28,240
Administration fees (Note 5)	69,322	154,873	98,580	38,471	38,471	60,664
Custodian fees (Note 6)	9,520	41,639	15,087	630	583	4,806
Printing and Shareholder reports	6,424	32,588	—	1,455	1,126	—
Listing, Data and related fees (Note 7)	19,019	62,632	113,063	14,304	17,352	57,270
Trustees fees (Note 8)	1,946	12,150	4,491	169	133	1,262
Compliance services fees (Note 4)	512	3,462	1,262	47	40	421
Other fees	13,323	21,983	8,447	5,048	4,449	25,402
Total Gross Expenses before fees waived and/or reimbursed	1,169,710	6,245,175	2,451,943	170,544	161,109	1,011,002
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(17,016)	—	(2,500)	(66,421)	(86,746)	(80,160)
Total Net Expenses	1,152,694	6,245,175	2,449,443	104,123	74,363	930,842
Net Investment Income (Loss)	(1,030,121)	(5,601,050)	(2,225,689)	(92,417)	(69,528)	(776,516)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	261	10,617	—	—	—
Expiration or closing of futures contracts	116,943	1,629,849	(31,975)	—	—	—
Expiration or closing of non-exchange traded swap agreements	12,914,031	90,200,264	(55,072,803)	(4,231,118)	999,309	2,776,015
Net realized gain (loss)	13,030,974	91,830,374	(55,094,161)	(4,231,118)	999,309	2,776,015
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(2,735)	(655,838)	(371,934)	—	—	(1,287)
Futures contracts	11,478	143,103	998,325	—	—	—
Non-exchange traded swap agreements	359,259	9,943,333	51,438,064	4,256,674	420,688	(2,561,667)
Change in net unrealized appreciation/depreciation	368,002	9,430,598	52,064,455	4,256,674	420,688	(2,562,954)
Net realized and unrealized gain (loss)	13,398,976	101,260,972	(3,029,706)	25,556	1,419,997	213,061
Change in Net Assets Resulting from Operations	$12,368,855	$95,659,922	$(5,255,395)	$(66,861)	$1,350,469	$(563,455)
See accompanying notes to the financial statements.

190 :: FOR THE YEAR ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short QQQ	Short Real Estate	Short Russell2000
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Interest	$7,577	$46,388	$25,350	$916,543	$9,584	$404,216
Total Investment Income	7,577	46,388	25,350	916,543	9,584	404,216
EXPENSES:
Advisory fees (Note 4)	82,118	217,938	252,753	5,391,315	64,582	2,291,017
Management Services fees (Note 4)	10,949	29,058	33,700	718,837	8,611	305,467
Professional fees	17,273	33,954	40,259	26,549	17,262	22,431
Administration fees (Note 5)	38,542	42,157	40,719	154,267	38,471	104,223
Custodian fees (Note 6)	2,290	1,782	2,117	38,125	442	17,812
Printing and Shareholder reports	—	—	1,939	32,752	581	—
Listing, Data and related fees (Note 7)	12,419	18,581	23,388	731,231	13,364	300,112
Trustees fees (Note 8)	192	420	552	11,745	138	5,084
Compliance services fees (Note 4)	45	132	162	3,507	33	1,436
Other fees	3,651	9,998	6,502	62,233	6,095	21,479
Total Gross Expenses before fees waived and/or reimbursed	167,479	354,020	402,091	7,170,561	149,579	3,069,061
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(63,467)	(78,006)	(81,822)	(340,304)	(67,794)	(166,456)
Total Net Expenses	104,012	276,014	320,269	6,830,257	81,785	2,902,605
Net Investment Income (Loss)	(96,435)	(229,626)	(294,919)	(5,913,714)	(72,201)	(2,498,389)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	1,617	3,363	3,051	4,063	—	108
Expiration or closing of futures contracts	(43,872)	—	—	13,193,280	—	2,893,586
Expiration or closing of non-exchange traded swap agreements	(4,230,495)	(2,815,363)	(646,020)	(134,998,755)	(2,547,182)	(46,343,144)
Net realized gain (loss)	(4,272,750)	(2,812,000)	(642,969)	(121,801,412)	(2,547,182)	(43,449,450)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(921)	—	(637,721)	—	(338,726)
Futures contracts	20,931	—	—	3,809,836	—	2,013,217
Non-exchange traded swap agreements	4,346,266	1,993,635	4,739,509	175,682,034	2,081,298	74,533,921
Change in net unrealized appreciation/depreciation	4,367,197	1,992,714	4,739,509	178,854,149	2,081,298	76,208,412
Net realized and unrealized gain (loss)	94,447	(819,286)	4,096,540	57,052,737	(465,884)	32,758,962
Change in Net Assets Resulting from Operations	$(1,988)	$(1,048,912)	$3,801,621	$51,139,023	$(538,085)	$30,260,573
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2022 :: 191

	Short S&P500®	Short SmallCap600	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury	Ultra Basic Materials	Ultra Consumer Goods
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$1,163,610	$178,831
Interest	2,077,257	4,878	165,600	221,060	6,447	1,203
Securities lending income (Note 2)	—	—	1,436	202	942	2,112
Total Investment Income	2,077,257	4,878	167,036	221,262	1,170,999	182,146
EXPENSES:
Advisory fees (Note 4)	12,176,536	37,360	145,733	369,357	548,462	105,153
Management Services fees (Note 4)	1,623,526	4,981	19,431	49,247	73,128	14,020
Professional fees	32,885	17,227	18,069	18,322	27,502	24,438
Administration fees (Note 5)	215,226	38,471	70,634	78,706	96,341	74,931
Custodian fees (Note 6)	77,119	291	3,397	5,627	8,910	12,965
Printing and Shareholder reports	53,718	421	413	2,592	3,691	931
Listing, Data and related fees (Note 7)	18,113	12,415	11,332	13,614	39,172	15,528
Trustees fees (Note 8)	26,594	80	356	858	1,324	247
Compliance services fees (Note 4)	7,799	20	91	255	381	63
Other fees	138,081	4,375	4,774	7,144	5,388	4,044
Total Gross Expenses before fees waived and/or reimbursed	14,369,597	115,641	274,230	545,722	804,299	252,320
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(68,313)	(89,715)	(78,328)	(109,585)	(119,141)
Total Net Expenses	14,369,597	47,328	184,515	467,394	694,714	133,179
Net Investment Income (Loss)	(12,292,340)	(42,450)	(17,479)	(246,132)	476,285	48,967
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(37,633)	26	(272,801)	(1,209,870)	(153,377)	(237,716)
Expiration or closing of futures contracts	(8,471,879)	—	(10,306)	(104,756)	—	—
Expiration or closing of non-exchange traded swap agreements	(401,652,689)	(773,134)	452,693	(17,711,935)	12,690,990	4,568,993
In-kind redemptions of investments	—	—	—	(742,803)	10,108,504	1,773,129
Net realized gain (loss)	(410,162,201)	(773,108)	169,586	(19,769,364)	22,646,117	6,104,406
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(1,180,917)	—	(109,868)	2,013,346	(10,026,224)	(2,153,700)
Futures contracts	5,776,059	—	(1,093)	(4,120)	—	—
Non-exchange traded swap agreements	368,257,990	1,086,075	(3,419,370)	(1,004,149)	(14,960,918)	(4,568,520)
Change in net unrealized appreciation/depreciation	372,853,132	1,086,075	(3,530,331)	1,005,077	(24,987,142)	(6,722,220)
Net realized and unrealized gain (loss)	(37,309,069)	312,967	(3,360,745)	(18,764,287)	(2,341,025)	(617,814)
Change in Net Assets Resulting from Operations	$(49,601,409)	$270,517	$(3,378,224)	$(19,010,419)	$(1,864,740)	$(568,847)
See accompanying notes to the financial statements.

192 :: FOR THE YEAR ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra Consumer Services	Ultra Dow30SM	Ultra Financials	Ultra FTSE China 50	Ultra FTSE Europe	Ultra Health Care
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$167,938	$6,995,906	$11,012,657	$—	$—	$1,869,270
Interest	3,605	52,457	5,428	3,585	2,329	15,214
Securities lending income (Note 2)	845	857	9,362	—	—	1,181
Foreign withholding tax on income	—	—	(1,305)	—	—	—
Total Investment Income	172,388	7,049,220	11,026,142	3,585	2,329	1,885,665
EXPENSES:
Advisory fees (Note 4)	214,608	3,439,500	6,373,140	133,753	37,207	1,191,322
Management Services fees (Note 4)	28,614	458,597	849,746	17,833	4,961	158,842
Professional fees	16,075	23,684	42,012	40,694	31,993	26,804
Administration fees (Note 5)	74,932	178,258	219,329	39,037	38,489	124,394
Custodian fees (Note 6)	13,792	32,255	105,502	932	304	28,155
Printing and Shareholder reports	1,742	7,876	21,006	1,494	644	2,348
Listing, Data and related fees (Note 7)	21,366	193,362	349,824	26,862	11,408	73,458
Trustees fees (Note 8)	530	8,145	15,403	330	90	2,809
Compliance services fees (Note 4)	118	2,014	3,987	78	23	784
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	58,652	—	—	—
Other fees	4,406	14,674	24,674	4,675	4,195	7,580
Total Gross Expenses before fees waived and/or reimbursed	376,183	4,358,365	8,063,275	265,688	129,314	1,616,496
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(104,632)	(2,666)	—	(95,906)	(82,191)	(107,193)
Total Net Expenses	271,551	4,355,699	8,063,275	169,782	47,123	1,509,303
Net Investment Income (Loss)	(99,163)	2,693,521	2,962,867	(166,197)	(44,794)	376,362
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(1,420,111)	(4,359,813)	(6,487,864)	—	—	(1,859,276)
Expiration or closing of futures contracts	—	(2,179,679)	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	6,254,246	102,210,300	(3,123,317)	248,528	1,391,855	30,590,422
In-kind redemptions of investments	1,817,884	33,207,902	178,062,449	—	—	27,397,070
Net realized gain (loss)	6,652,019	128,878,710	168,451,268	248,528	1,391,855	56,128,216
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(5,214,268)	(49,047,715)	(193,699,510)	—	—	(22,723,656)
Futures contracts	—	(1,288,669)	—	—	—	—
Non-exchange traded swap agreements	(12,224,031)	(123,513,100)	(44,613,124)	(14,756,734)	(2,301,983)	(25,990,965)
Change in net unrealized appreciation/depreciation	(17,438,299)	(173,849,484)	(238,312,634)	(14,756,734)	(2,301,983)	(48,714,621)
Net realized and unrealized gain (loss)	(10,786,280)	(44,970,774)	(69,861,366)	(14,508,206)	(910,128)	7,413,595
Change in Net Assets Resulting from Operations	$(10,885,443)	$(42,277,253)	$(66,898,499)	$(14,674,403)	$(954,922)	$7,789,957
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2022 :: 193

	Ultra High Yield	Ultra Industrials	Ultra MidCap400	Ultra MSCI Brazil Capped	Ultra MSCI EAFE	Ultra MSCI Emerging Markets
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$—	$281,257	$1,970,727	$—	$—	$—
Interest	4,289	2,297	22,244	3,720	4,879	25,005
Securities lending income (Note 2)	—	282	4,251	—	—	—
Total Investment Income	4,289	283,836	1,997,222	3,720	4,879	25,005
EXPENSES:
Advisory fees (Note 4)	162,100	213,866	1,218,130	53,915	94,473	401,904
Management Services fees (Note 4)	21,613	28,515	162,416	7,189	12,596	53,587
Professional fees	16,104	5,117	4,890	40,294	43,566	29,696
Administration fees (Note 5)	23,535	75,078	125,088	38,474	38,493	47,676
Custodian fees (Note 6)	1,423	26,294	73,291	549	747	2,984
Printing and Shareholder reports	887	1,781	6,482	1,404	1,128	4,412
Listing, Data and related fees (Note 7)	21,935	21,326	12,419	13,003	15,833	37,797
Trustees fees (Note 8)	402	529	2,937	122	227	1,024
Compliance services fees (Note 4)	92	106	711	34	53	238
Other fees	4,240	4,814	8,136	4,496	4,028	5,472
Total Gross Expenses before fees waived and/or reimbursed	252,331	377,426	1,614,500	159,480	211,144	584,790
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(47,055)	(106,704)	(72,278)	(91,197)	(91,543)	(76,441)
Total Net Expenses	205,276	270,722	1,542,222	68,283	119,601	508,349
Net Investment Income (Loss)	(200,987)	13,114	455,000	(64,563)	(114,722)	(483,344)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	(408,606)	(3,909,365)	—	20	1,349
Expiration or closing of futures contracts	—	—	(260,253)	—	—	—
Expiration or closing of non-exchange traded swap agreements	2,079,332	5,508,220	38,464,565	3,040,927	3,370,033	2,159,833
In-kind redemptions of investments	—	5,920,779	13,421,526	—	—	—
Net realized gain (loss)	2,079,332	11,020,393	47,716,473	3,040,927	3,370,053	2,161,182
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(8,558,949)	(24,002,223)	—	—	—
Futures contracts	—	—	(324,071)	—	—	—
Non-exchange traded swap agreements	(3,822,149)	(9,555,735)	(54,632,789)	(3,732,576)	(6,735,618)	(29,812,128)
Change in net unrealized appreciation/depreciation	(3,822,149)	(18,114,684)	(78,959,083)	(3,732,576)	(6,735,618)	(29,812,128)
Net realized and unrealized gain (loss)	(1,742,817)	(7,094,291)	(31,242,610)	(691,649)	(3,365,565)	(27,650,946)
Change in Net Assets Resulting from Operations	$(1,943,804)	$(7,081,177)	$(30,787,610)	$(756,212)	$(3,480,287)	$(28,134,290)
See accompanying notes to the financial statements.

194 :: FOR THE YEAR ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra MSCI Japan	Ultra Nasdaq Biotechnology	Ultra Nasdaq Cloud Computing	Ultra Nasdaq Cybersecurity	Ultra Oil & Gas	Ultra QQQ
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$14,654	$1,303,177	$13,164	$1,630	$6,040,185	$31,853,153
Interest	1,164	7,858	244	695	1,007	687,187
Securities lending income (Note 2)	—	67,756	—	—	626	582,054
Foreign withholding tax on income	—	(12,873)	(162)	—	—	(54,162)
Total Investment Income	15,818	1,365,918	13,246	2,325	6,041,818	33,068,232
EXPENSES:
Advisory fees (Note 4)	59,793	1,535,183	19,096	29,616	1,535,187	38,332,212
Management Services fees (Note 4)	7,972	204,689	2,546	3,949	204,690	5,110,920
Professional fees	28,122	23,189	17,211	17,227	24,444	74,231
Administration fees (Note 5)	63,390	133,952	42,201	25,969	135,890	439,766
Custodian fees (Note 6)	779	73,707	3,509	266	18,838	363,134
Printing and Shareholder reports	1,115	17,748	482	569	7,872	103,458
Listing, Data and related fees (Note 7)	13,267	207,477	763	90	91,798	5,124,762
Trustees fees (Note 8)	142	3,785	45	70	3,649	90,565
Compliance services fees (Note 4)	41	1,088	14	21	1,086	23,242
Other fees	4,240	9,423	2,704	3,718	9,098	148,049
Total Gross Expenses before fees waived and/or reimbursed	178,861	2,210,241	88,571	81,495	2,032,552	49,810,339
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(102,704)	(267,592)	(64,434)	(44,002)	(82,533)	(1,282,847)
Total Net Expenses	76,157	1,942,649	24,137	37,493	1,950,019	48,527,492
Net Investment Income (Loss)	(60,339)	(576,731)	(10,891)	(35,168)	4,091,799	(15,459,260)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(502,247)	(33,729,774)	(442,095)	—	102,910	(369,137,894)
Expiration or closing of futures contracts	—	—	—	—	—	(101,769,676)
Expiration or closing of non-exchange traded swap agreements	2,031,191	20,792,442	202,173	428,661	68,038,458	1,009,029,702
In-kind redemptions of investments	12,469	16,320,565	—	14,939	71,112,874	832,746,488
Net realized gain (loss)	1,541,413	3,383,233	(239,922)	443,600	139,254,242	1,370,868,620
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(498,372)	(16,849,320)	(454,232)	(30,280)	7,185,400	(1,021,715,360)
Futures contracts	—	—	—	—	—	(18,959,417)
Non-exchange traded swap agreements	(4,668,907)	(64,142,754)	(1,292,665)	(1,326,757)	55,975,445	(1,363,725,008)
Change in net unrealized appreciation/depreciation	(5,167,279)	(80,992,074)	(1,746,897)	(1,357,037)	63,160,845	(2,404,399,785)
Net realized and unrealized gain (loss)	(3,625,866)	(77,608,841)	(1,986,819)	(913,437)	202,415,087	(1,033,531,165)
Change in Net Assets Resulting from Operations	$(3,686,205)	$(78,185,572)	$(1,997,710)	$(948,605)	$206,506,886	$(1,048,990,425)
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2022 :: 195

	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors	Ultra SmallCap600	Ultra Technology
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$2,007,982	$2,882,078	$51,617,513	$2,911,163	$415,388	$4,542,474
Interest	11,424	41,870	629,731	75,174	4,302	149,015
Securities lending income (Note 2)	1,346	144,769	13,765	1,466	2,694	13,614
Foreign withholding tax on income	—	(6,351)	(10,050)	(12,304)	(169)	(5,880)
Total Investment Income	2,020,752	3,062,366	52,250,959	2,975,499	422,215	4,699,223
EXPENSES:
Advisory fees (Note 4)	947,424	2,593,029	32,466,427	2,536,322	308,948	6,829,159
Management Services fees (Note 4)	126,322	345,735	4,328,822	338,174	41,193	910,548
Professional fees	26,523	25,357	71,432	20,479	17,958	27,669
Administration fees (Note 5)	116,156	155,766	400,839	159,568	77,685	223,251
Custodian fees (Note 6)	18,935	1,014,853	1,031,780	36,889	62,653	145,291
Printing and Shareholder reports	3,801	17,963	121,672	16,086	2,168	14,123
Listing, Data and related fees (Note 7)	60,450	338,366	16,341	145,192	12,415	374,146
Trustees fees (Note 8)	2,235	6,546	76,882	5,968	742	16,389
Compliance services fees (Note 4)	607	1,413	20,008	1,619	180	4,074
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	72,020
Other fees	6,903	15,122	102,745	14,370	5,074	24,745
Total Gross Expenses before fees waived and/or reimbursed	1,309,356	4,514,150	38,636,948	3,274,667	529,016	8,641,415
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(109,263)	(1,232,491)	(206,222)	(63,159)	(137,910)	—
Total Net Expenses	1,200,093	3,281,659	38,430,726	3,211,508	391,106	8,641,415
Net Investment Income (Loss)	820,659	(219,293)	13,820,233	(236,009)	31,109	(3,942,192)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(24,017)	(13,833,822)	(107,502,668)	(44,525,269)	(417,076)	(58,159,064)
Expiration or closing of futures contracts	—	(1,141,846)	3,222,049	—	—	—
Expiration or closing of non-exchange traded swap agreements	29,228,239	105,826,897	1,038,454,177	67,763,747	10,452,186	383,620,147
In-kind redemptions of investments	6,816,533	29,735,418	623,194,381	52,205,092	2,283,773	150,392,191
Foreign currency transactions	—	—	(2)	—	—	—
Net realized gain (loss)	36,020,755	120,586,647	1,557,367,937	75,443,570	12,318,883	475,853,274
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(8,810,774)	(66,219,343)	(690,039,613)	(37,377,749)	(5,987,225)	(170,374,797)
Futures contracts	—	(1,057,397)	(2,914,933)	—	—	—
Non-exchange traded swap agreements	(28,919,955)	(167,044,404)	(1,114,015,046)	(85,650,513)	(15,849,578)	(400,933,833)
Foreign currency translations	—	—	8	—	—	—
Change in net unrealized appreciation/depreciation	(37,730,729)	(234,321,144)	(1,806,969,584)	(123,028,262)	(21,836,803)	(571,308,630)
Net realized and unrealized gain (loss)	(1,709,974)	(113,734,497)	(249,601,647)	(47,584,692)	(9,517,920)	(95,455,356)
Change in Net Assets Resulting from Operations	$(889,315)	$(113,953,790)	$(235,781,414)	$(47,820,701)	$(9,486,811)	$(99,397,548)
See accompanying notes to the financial statements.

196 :: FOR THE YEAR ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra Telecommunications	Ultra Utilities	UltraPro Dow30SM	UltraPro MidCap400	UltraPro QQQ	UltraPro Russell2000
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$51,957	$580,153	$12,945,715	$473,437	$93,525,152	$2,972,182
Interest	338	3,025	82,659	7,636	3,734,261	42,517
Securities lending income (Note 2)	42	10	700	842	1,931,257	137,977
Foreign withholding tax on income	—	—	—	—	(164,395)	(5,417)
Total Investment Income	52,337	583,188	13,029,074	481,915	99,026,275	3,147,259
EXPENSES:
Advisory fees (Note 4)	18,012	164,979	6,674,665	367,677	118,596,637	2,730,565
Management Services fees (Note 4)	2,402	21,997	889,949	49,023	15,812,720	364,073
Professional fees	21,963	6,331	23,051	20,577	175,485	17,408
Administration fees (Note 5)	74,942	74,989	223,086	83,217	972,970	163,815
Custodian fees (Note 6)	752	5,128	85,368	103,787	1,174,779	1,012,554
Printing and Shareholder reports	441	2,095	25,757	2,512	453,808	11,229
Listing, Data and related fees (Note 7)	10,880	18,719	365,906	12,415	15,829,336	355,787
Trustees fees (Note 8)	43	375	15,866	906	277,249	6,597
Compliance services fees (Note 4)	11	104	3,916	221	72,916	1,550
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	114,791	—	542,098	—
Other fees	3,767	5,051	25,576	4,964	1,061,547	19,720
Total Gross Expenses before fees waived and/or reimbursed	133,213	299,768	8,447,931	645,299	154,969,545	4,683,298
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(110,398)	(90,615)	—	(179,962)	(19,125,963)	(1,230,426)
Total Net Expenses	22,815	209,153	8,447,931	465,337	135,843,582	3,452,872
Net Investment Income (Loss)	29,522	374,035	4,581,143	16,578	(36,817,307)	(305,613)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	844	(290,684)	(29,598,590)	(3,489,328)	(2,482,532,315)	(35,438,063)
Expiration or closing of futures contracts	—	—	(6,004,614)	(387,250)	(296,073,510)	(4,734,946)
Expiration or closing of non-exchange traded swap agreements	194,294	370,756	220,231,507	29,440,979	5,103,621,726	168,551,585
In-kind redemptions of investments	—	594,325	114,080,071	3,353,681	2,172,349,139	4,839,711
Net realized gain (loss)	195,138	674,397	298,708,374	28,918,082	4,497,365,040	133,218,287
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(169,925)	1,178,121	(119,733,026)	(5,675,522)	(2,407,764,131)	(41,673,599)
Futures contracts	—	—	(2,028,341)	(132,584)	(11,791,309)	(365,204)
Non-exchange traded swap agreements	(445,510)	2,074,589	(256,082,861)	(38,888,258)	(9,245,959,681)	(325,785,557)
Change in net unrealized appreciation/depreciation	(615,435)	3,252,710	(377,844,228)	(44,696,364)	(11,665,515,121)	(367,824,360)
Net realized and unrealized gain (loss)	(420,297)	3,927,107	(79,135,854)	(15,778,282)	(7,168,150,081)	(234,606,073)
Change in Net Assets Resulting from Operations	$(390,775)	$4,301,142	$(74,554,711)	$(15,761,704)	$(7,204,967,388)	$(234,911,686)
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2022 :: 197

	UltraPro S&P500®	UltraPro Short 20+ Year Treasury	UltraPro Short Dow30SM	UltraPro Short MidCap400	UltraPro Short QQQ	UltraPro Short Russell2000
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Dividends	$31,998,017	$—	$—	$—	$—	$—
Interest	459,897	328,602	295,317	4,180	2,178,376	149,428
Securities lending income (Note 2)	4,319	—	—	—	—	—
Foreign withholding tax on income	(6,008)	—	—	—	—	—
Total Investment Income	32,456,225	328,602	295,317	4,180	2,178,376	149,428
EXPENSES:
Advisory fees (Note 4)	22,281,146	1,525,488	2,864,461	47,561	15,192,905	1,107,876
Management Services fees (Note 4)	2,970,798	203,397	381,925	6,341	2,025,706	147,716
Professional fees	49,510	19,325	22,929	19,765	39,365	21,113
Administration fees (Note 5)	332,487	86,389	116,247	38,471	234,981	74,243
Custodian fees (Note 6)	1,136,979	12,590	21,317	2,035	106,626	10,976
Printing and Shareholder reports	106,887	5,946	—	679	154,048	6,964
Listing, Data and related fees (Note 7)	10,643	25,176	164,443	12,415	2,053,807	150,249
Trustees fees (Note 8)	52,471	3,121	6,689	106	34,106	2,532
Compliance services fees (Note 4)	14,059	1,046	1,909	28	10,585	752
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	34,368	27,850	—	—	—
Other fees	112,949	21,983	16,169	6,398	66,915	11,902
Total Gross Expenses before fees waived and/or reimbursed	27,067,929	1,938,829	3,623,939	133,799	19,919,044	1,534,323
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	(73,576)	(666,032)	(129,738)
Total Net Expenses	27,067,929	1,938,829	3,623,939	60,223	19,253,012	1,404,585
Net Investment Income (Loss)	5,388,296	(1,610,227)	(3,328,622)	(56,043)	(17,074,636)	(1,255,157)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(205,822,890)	—	(41,756)	—	(20,277)	(220)
Expiration or closing of futures contracts	(20,912,793)	1,085,095	2,472,018	1,770	33,992,109	3,685,449
Expiration or closing of non-exchange traded swap agreements	1,240,249,457	120,093,961	(266,719,759)	(5,456,008)	(21,597,728)	(2,843,233)
In-kind redemptions of investments	331,502,190	—	—	—	—	—
Foreign currency transactions	(1)	—	—	—	—	—
Net realized gain (loss)	1,345,015,963	121,179,056	(264,289,497)	(5,454,238)	12,374,104	841,996
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(346,845,883)	(226,555)	(126,910)	—	(2,133,766)	(106,365)
Futures contracts	(6,548,006)	153,692	345,260	24,460	1,025,740	438,251
Non-exchange traded swap agreements	(1,452,209,600)	10,653,094	254,028,901	4,881,089	359,698,679	54,379,000
Foreign currency translations	5	—	—	—	—	—
Change in net unrealized appreciation/depreciation	(1,805,603,484)	10,580,231	254,247,251	4,905,549	358,590,653	54,710,886
Net realized and unrealized gain (loss)	(460,587,521)	131,759,287	(10,042,246)	(548,689)	370,964,757	55,552,882
Change in Net Assets Resulting from Operations	$(455,199,225)	$130,149,060	$(13,370,868)	$(604,732)	$353,890,121	$54,297,725
See accompanying notes to the financial statements.

198 :: FOR THE YEAR ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraPro Short S&P500®	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury	UltraShort Basic Materials	UltraShort Consumer Goods	UltraShort Consumer Services
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Interest	$575,874	$144,384	$1,286,759	$1,484	$927	$2,040
Total Investment Income	575,874	144,384	1,286,759	1,484	927	2,040
EXPENSES:
Advisory fees (Note 4)	4,352,537	620,791	10,850,404	17,148	7,153	11,269
Management Services fees (Note 4)	580,334	82,771	1,446,710	2,286	954	1,503
Professional fees	23,989	17,920	35,725	17,196	23,907	21,191
Administration fees (Note 5)	141,685	59,073	208,019	38,471	38,471	38,471
Custodian fees (Note 6)	32,901	6,816	82,000	215	87	153
Printing and Shareholder reports	40,015	3,580	67,498	1,115	566	840
Listing, Data and related fees (Note 7)	10,065	16,129	122,357	10,835	10,301	10,521
Trustees fees (Note 8)	9,776	1,347	25,198	38	16	21
Compliance services fees (Note 4)	2,774	415	7,075	12	4	7
Other fees	37,991	10,702	40,547	4,886	4,850	3,819
Total Gross Expenses before fees waived and/or reimbursed	5,232,067	819,544	12,885,533	92,202	86,309	87,795
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(32,718)	—	(70,502)	(77,253)	(73,495)
Total Net Expenses	5,232,067	786,826	12,885,533	21,700	9,056	14,300
Net Investment Income (Loss)	(4,656,193)	(642,442)	(11,598,774)	(20,216)	(8,129)	(12,260)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(8,704)	13,431	120,675	10,182	1,873	2,393
Expiration or closing of futures contracts	(467,154)	134,029	4,967,145	—	—	—
Expiration or closing of non-exchange traded swap agreements	(385,214,962)	24,029,047	238,676,996	(1,081,800)	(376,719)	(193,157)
Net realized gain (loss)	(385,690,820)	24,176,507	243,764,816	(1,071,618)	(374,846)	(190,764)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(601,373)	(131,531)	(1,199,468)	—	—	—
Futures contracts	866,639	13,490	259,960	—	—	—
Non-exchange traded swap agreements	328,715,190	(2,144,107)	82,257,033	356,984	260,346	1,179,180
Change in net unrealized appreciation/depreciation	328,980,456	(2,262,148)	81,317,525	356,984	260,346	1,179,180
Net realized and unrealized gain (loss)	(56,710,364)	21,914,359	325,082,341	(714,634)	(114,500)	988,416
Change in Net Assets Resulting from Operations	$(61,366,557)	$21,271,917	$313,483,567	$(734,850)	$(122,629)	$976,156
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2022 :: 199

	UltraShort Dow30SM	UltraShort Financials	UltraShort FTSE China 50	UltraShort FTSE Europe	UltraShort Health Care	UltraShort Industrials
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Interest	$87,319	$7,832	$14,081	$25,603	$1,782	$2,318
Total Investment Income	87,319	7,832	14,081	25,603	1,782	2,318
EXPENSES:
Advisory fees (Note 4)	764,183	97,235	163,129	120,056	13,933	17,140
Management Services fees (Note 4)	101,890	12,965	21,750	16,007	1,858	2,285
Professional fees	19,631	17,246	38,183	38,481	23,915	24,656
Administration fees (Note 5)	63,883	38,397	38,267	39,487	38,471	38,471
Custodian fees (Note 6)	7,318	739	1,311	993	227	227
Printing and Shareholder reports	5,713	5,531	2,145	1,399	740	614
Listing, Data and related fees (Note 7)	50,677	15,106	30,583	14,722	10,663	10,834
Trustees fees (Note 8)	1,769	217	362	189	31	35
Compliance services fees (Note 4)	496	57	90	73	8	12
Other fees	8,206	6,300	4,410	8,005	4,952	6,063
Total Gross Expenses before fees waived and/or reimbursed	1,023,766	193,793	300,230	239,412	94,798	100,337
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(55,917)	(70,655)	(93,416)	(87,390)	(77,168)	(78,616)
Total Net Expenses	967,849	123,138	206,814	152,022	17,630	21,721
Net Investment Income (Loss)	(880,530)	(115,306)	(192,733)	(126,419)	(15,848)	(19,403)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	45,750	36,583	36,745	191	351	4,534
Expiration or closing of futures contracts	105,535	—	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	(34,659,584)	(9,429,599)	2,758,393	(3,555,074)	(623,077)	(417,299)
Net realized gain (loss)	(34,508,299)	(9,393,016)	2,795,138	(3,554,883)	(622,726)	(412,765)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(6,036)	—	—	—	—	—
Futures contracts	452,014	—	—	—	—	—
Non-exchange traded swap agreements	31,776,622	8,658,777	2,887,793	2,085,442	21,513	859,127
Change in net unrealized appreciation/depreciation	32,222,600	8,658,777	2,887,793	2,085,442	21,513	859,127
Net realized and unrealized gain (loss)	(2,285,699)	(734,239)	5,682,931	(1,469,441)	(601,213)	446,362
Change in Net Assets Resulting from Operations	$(3,166,229)	$(849,545)	$5,490,198	$(1,595,860)	$(617,061)	$426,959
See accompanying notes to the financial statements.

200 :: FOR THE YEAR ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort MidCap400	UltraShort MSCI Brazil Capped	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets	UltraShort MSCI Japan	UltraShort Nasdaq Biotechnology
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Interest	$1,833	$8,200	$1,166	$6,170	$3,188	$3,247
Total Investment Income	1,833	8,200	1,166	6,170	3,188	3,247
EXPENSES:
Advisory fees (Note 4)	15,639	108,885	10,092	55,299	32,843	62,224
Management Services fees (Note 4)	2,085	14,518	1,346	7,373	4,379	8,296
Professional fees	17,204	44,740	34,531	36,338	35,658	23,935
Administration fees (Note 5)	38,471	38,610	38,471	38,471	38,471	38,483
Custodian fees (Note 6)	1,615	1,101	137	546	304	622
Printing and Shareholder reports	774	1,280	687	1,741	760	1,482
Listing, Data and related fees (Note 7)	12,419	16,771	10,533	12,926	11,996	12,526
Trustees fees (Note 8)	34	251	23	119	74	149
Compliance services fees (Note 4)	9	67	6	34	19	32
Other fees	6,076	5,483	3,746	4,133	3,884	4,313
Total Gross Expenses before fees waived and/or reimbursed	94,326	231,706	99,572	156,980	128,388	152,062
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(74,531)	(93,871)	(86,783)	(86,877)	(86,774)	(73,206)
Total Net Expenses	19,795	137,835	12,789	70,103	41,614	78,856
Net Investment Income (Loss)	(17,962)	(129,635)	(11,623)	(63,933)	(38,426)	(75,609)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	11,230	110	16,407	49,706	3,251	—
Expiration or closing of futures contracts	(24,119)	—	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	(890,456)	(6,012,333)	(389,345)	2,187,973	(1,017,006)	(7,146,131)
Net realized gain (loss)	(903,345)	(6,012,223)	(372,938)	2,237,679	(1,013,755)	(7,146,131)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Futures contracts	22,662	—	—	—	—	—
Non-exchange traded swap agreements	369,930	3,142,811	603,554	(313,630)	1,734,955	9,072,853
Change in net unrealized appreciation/depreciation	392,592	3,142,811	603,554	(313,630)	1,734,955	9,072,853
Net realized and unrealized gain (loss)	(510,753)	(2,869,412)	230,616	1,924,049	721,200	1,926,722
Change in Net Assets Resulting from Operations	$(528,715)	$(2,999,047)	$218,993	$1,860,116	$682,774	$1,851,113
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2022 :: 201

	UltraShort Oil & Gas	UltraShort QQQ	UltraShort Real Estate	UltraShort Russell2000	UltraShort S&P500®	UltraShort Semiconductors
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Interest	$20,293	$244,477	$15,382	$85,127	$649,720	$3,943
Total Investment Income	20,293	244,477	15,382	85,127	649,720	3,943
EXPENSES:
Advisory fees (Note 4)	151,555	2,037,624	124,039	676,734	4,728,334	26,194
Management Services fees (Note 4)	20,207	271,681	16,538	90,231	630,440	3,492
Professional fees	24,077	23,266	24,758	21,807	24,678	17,199
Administration fees (Note 5)	38,474	98,136	38,493	60,334	146,790	38,471
Custodian fees (Note 6)	1,288	16,659	803	7,431	33,313	285
Printing and Shareholder reports	2,772	22,390	4,584	3,687	50,133	538
Listing, Data and related fees (Note 7)	18,003	281,601	16,535	95,638	17,091	11,317
Trustees fees (Note 8)	307	4,617	265	1,547	10,720	57
Compliance services fees (Note 4)	93	1,423	70	450	3,091	17
Other fees	7,809	18,657	6,452	8,760	34,021	5,516
Total Gross Expenses before fees waived and/or reimbursed	264,585	2,776,054	232,537	966,619	5,678,611	103,086
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(73,259)	(193,776)	(75,437)	(109,034)	—	(69,945)
Total Net Expenses	191,326	2,582,278	157,100	857,585	5,678,611	33,141
Net Investment Income (Loss)	(171,033)	(2,337,801)	(141,718)	(772,458)	(5,028,891)	(29,198)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	23,208	79,487	38,263	—	178,626	400
Expiration or closing of futures contracts	—	7,410,044	—	1,670,321	(1,517,891)	—
Expiration or closing of non-exchange traded swap agreements	(10,727,538)	(47,860,466)	(20,225,210)	(12,946,941)	(327,683,551)	(1,900,931)
Net realized gain (loss)	(10,704,330)	(40,370,935)	(20,186,947)	(11,276,620)	(329,022,816)	(1,900,531)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(225,041)	—	(1,842)	(466,967)	—
Futures contracts	—	1,245,298	—	(5,873)	1,174,635	—
Non-exchange traded swap agreements	(12,993,449)	93,139,454	20,370,032	29,676,280	302,794,976	546,756
Change in net unrealized appreciation/depreciation	(12,993,449)	94,159,711	20,370,032	29,668,565	303,502,644	546,756
Net realized and unrealized gain (loss)	(23,697,779)	53,788,776	183,085	18,391,945	(25,520,172)	(1,353,775)
Change in Net Assets Resulting from Operations	$(23,868,812)	$51,450,975	$41,367	$17,619,487	$(30,549,063)	$(1,382,973)
See accompanying notes to the financial statements.

202 :: FOR THE YEAR ENDED MAY 31, 2022 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort SmallCap600	UltraShort Technology	UltraShort Utilities
	Year Ended May 31, 2022	Year Ended May 31, 2022	Year Ended May 31, 2022
INVESTMENT INCOME:
Interest	$2,934	$5,097	$1,587
Total Investment Income	2,934	5,097	1,587
EXPENSES:
Advisory fees (Note 4)	24,014	42,371	14,109
Management Services fees (Note 4)	3,202	5,649	1,881
Professional fees	17,211	21,234	17,197
Administration fees (Note 5)	38,471	38,471	38,471
Custodian fees (Note 6)	144	478	160
Printing and Shareholder reports	662	1,810	585
Listing, Data and related fees (Note 7)	12,415	12,180	10,673
Trustees fees (Note 8)	51	88	31
Compliance services fees (Note 4)	15	27	8
Other fees	6,167	5,507	4,842
Total Gross Expenses before fees waived and/or reimbursed	102,352	127,815	87,957
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(71,932)	(74,128)	(70,103)
Total Net Expenses	30,420	53,687	17,854
Net Investment Income (Loss)	(27,486)	(48,590)	(16,267)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	144	557	562
Expiration or closing of non-exchange traded swap agreements	(379,342)	(4,058,509)	(1,490,625)
Net realized gain (loss)	(379,198)	(4,057,952)	(1,490,063)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Non-exchange traded swap agreements	607,339	4,848,322	882,779
Change in net unrealized appreciation/depreciation	607,339	4,848,322	882,779
Net realized and unrealized gain (loss)	228,141	790,370	(607,284)
Change in Net Assets Resulting from Operations	$200,655	$741,780	$(623,551)
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE YEAR ENDED MAY 31, 2022 :: 203

STATEMENTS OF CHANGES IN NET ASSETS

204 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short 7-10 Year Treasury		Short 20+ Year Treasury		Short Dow30SM
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(1,030,121)	$(333,015)	$(5,601,050)	$(2,699,999)	$(2,225,689)	$(3,018,749)
Net realized gain (loss)	13,030,974	(127,285)	91,830,374	48,465,998	(55,094,161)	(140,673,909)
Change in net unrealized appreciation/depreciation	368,002	1,155,049	9,430,598	(3,729,613)	52,064,455	7,736,316
Change in net assets resulting from operations	12,368,855	694,749	95,659,922	42,036,386	(5,255,395)	(135,956,342)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	223,921,675	84,104,689	1,201,934,471	1,198,738,480	370,483,867	306,917,383
Cost of shares redeemed	(154,551,261)	(10,329,210)	(1,219,984,465)	(803,142,952)	(342,315,337)	(440,722,758)
Change in net assets resulting from capital transactions	69,370,414	73,775,479	(18,049,994)	395,595,528	28,168,530	(133,805,375)
Change in net assets	81,739,269	74,470,228	77,609,928	437,631,914	22,913,135	(269,761,717)
NET ASSETS:
Beginning of period	$89,977,385	$15,507,157	$597,553,007	$159,921,093	$232,823,740	$502,585,457
End of period	$171,716,654	$89,977,385	$675,162,935	$597,553,007	$255,736,875	$232,823,740
SHARE TRANSACTIONS:
Beginning of period	3,625,000	650,000	33,950,000	10,300,000	6,823,755	10,223,755
Issued	8,850,000	3,400,000	70,750,000	72,900,000	11,050,000	7,300,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(6,050,000)	(425,000)	(70,700,000)	(49,250,000)	(10,350,000)	(10,700,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	6,425,000	3,625,000	34,000,000	33,950,000	7,523,755	6,823,755

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 205

	Short Financials		Short FTSE China 50		Short High Yield
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(92,417)	$(178,415)	$(69,528)	$(47,199)	$(776,516)	$(690,475)
Net realized gain (loss)	(4,231,118)	(6,862,073)	999,309	(550,265)	2,776,015	(12,350,687)
Change in net unrealized appreciation/depreciation	4,256,674	(2,033,527)	420,688	(1,007,344)	(2,562,954)	1,520,614
Change in net assets resulting from operations	(66,861)	(9,074,015)	1,350,469	(1,604,808)	(563,455)	(11,520,548)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	24,036,193	18,931,554	16,851,461	895,685	328,770,206	25,335,522
Cost of shares redeemed	(15,330,244)	(32,274,571)	(14,200,857)	(2,979,467)	(39,849,609)	(78,151,728)
Change in net assets resulting from capital transactions	8,705,949	(13,343,017)	2,650,604	(2,083,782)	288,920,597	(52,816,206)
Change in net assets	8,639,088	(22,417,032)	4,001,073	(3,688,590)	288,357,142	(64,336,754)
NET ASSETS:
Beginning of period	$9,854,727	$32,271,759	$2,835,350	$6,523,940	$54,684,679	$119,021,433
End of period	$18,493,815	$9,854,727	$6,836,423	$2,835,350	$343,041,821	$54,684,679
SHARE TRANSACTIONS:
Beginning of period	774,851	1,574,851	200,000	350,000	3,000,000	5,700,000
Issued	1,950,000	1,000,000	1,000,000	50,000	17,800,000	1,300,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(1,250,000)	(1,800,000)	(800,000)	(200,000)	(2,200,000)	(4,000,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	1,474,851	774,851	400,000	200,000	18,600,000	3,000,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

206 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short MidCap400		Short MSCI EAFE		Short MSCI Emerging Markets
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(96,435)	$(207,055)	$(229,626)	$(207,284)	$(294,919)	$(383,638)
Net realized gain (loss)	(4,272,750)	(17,501,501)	(2,812,000)	(14,153,009)	(642,969)	(28,928,215)
Change in net unrealized appreciation/depreciation	4,367,197	6,191,667	1,992,714	4,533,486	4,739,509	5,637,223
Change in net assets resulting from operations	(1,988)	(11,516,889)	(1,048,912)	(9,826,807)	3,801,621	(23,674,630)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	9,848,424	9,163,106	161,390,383	32,012,837	76,804,412	25,069,525
Cost of shares redeemed	(9,643,569)	(16,664,309)	(104,931,666)	(57,884,461)	(58,307,370)	(68,618,536)
Change in net assets resulting from capital transactions	204,855	(7,501,203)	56,458,717	(25,871,624)	18,497,042	(43,549,011)
Change in net assets	202,867	(19,018,092)	55,409,805	(35,698,431)	22,298,663	(67,223,641)
NET ASSETS:
Beginning of period	$12,003,518	$31,021,610	$9,548,609	$45,247,040	$20,746,900	$87,970,541
End of period	$12,206,385	$12,003,518	$64,958,414	$9,548,609	$43,045,563	$20,746,900
SHARE TRANSACTIONS:
Beginning of period	493,667	768,667	525,000	1,725,000	1,750,000	4,750,000
Issued	400,000	250,000	8,500,000	1,350,000	5,850,000	1,700,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(400,000)	(525,000)	(5,700,000)	(2,550,000)	(4,550,000)	(4,700,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	493,667	493,667	3,325,000	525,000	3,050,000	1,750,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 207

	Short QQQ		Short Real Estate				Short Russell2000
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(5,913,714)	$(5,049,642)	$(72,201)		$(157,123)		$(2,498,389)	$(2,972,120)
Net realized gain (loss)	(121,801,412)	(331,320,929)	(2,547,182)		(6,485,026)		(43,449,450)	(257,494,066)
Change in net unrealized appreciation/depreciation	178,854,149	73,017,903	2,081,298		1,324,352		76,208,412	58,153,651
Change in net assets resulting from operations	51,139,023	(263,352,668)	(538,085)		(5,317,797)		30,260,573	(202,312,535)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,741,063,208	1,144,258,995	12,565,640		5,075,190		488,113,314	593,230,095
Cost of shares redeemed	(1,303,970,149)	(787,726,884)	(3,419,993)		(19,379,367)		(338,502,314)	(602,770,756)
Change in net assets resulting from capital transactions	437,093,059	356,532,111	9,145,647		(14,304,177)		149,611,000	(9,540,661)
Change in net assets	488,232,082	93,179,443	8,607,562		(19,621,974)		179,871,573	(211,853,196)
NET ASSETS:
Beginning of period	$595,528,338	$502,348,895	$7,651,576		$27,273,550		$273,412,042	$485,265,238
End of period	$1,083,760,420	$595,528,338	$16,259,138		$7,651,576		$453,283,615	$273,412,042
SHARE TRANSACTIONS:
Beginning of period	45,062,500	24,712,500	400,000	(b)	1,025,000	(b)	12,766,642	12,766,642
Issued	142,150,000	72,450,000	700,000	(b)	200,000	(b)	21,550,000	20,600,000
Issued in-kind	—	—	—	(b)	—	(b)	—	—
Redeemed	(105,500,000)	(52,100,000)	(200,112	)(b)	(825,000	)(b)	(15,500,000)	(20,600,000)
Redemption in-kind	—	—	—	(b)	—	(b)	—	—
Shares outstanding, end of period	81,712,500	45,062,500	899,888	(b)	400,000	(b)	18,816,642	12,766,642

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 13, 2022.

See accompanying notes to the financial statements.

208 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short S&P500®		Short SmallCap600		Ultra 7-10 Year Treasury
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(12,292,340)	$(17,667,014)	$(42,450)	$(87,250)	$(17,479)	$116,627
Net realized gain (loss)	(410,162,201)	(1,256,303,759)	(773,108)	(7,393,825)	169,586	3,247,503
Change in net unrealized appreciation/depreciation	372,853,132	354,728,530	1,086,075	1,572,108	(3,530,331)	(7,082,459)
Change in net assets resulting from operations	(49,601,409)	(919,242,243)	270,517	(5,908,967)	(3,378,224)	(3,718,329)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	—	—	—	(38,868)	(140,892)
Total distributions	—	—	—	—	(38,868)	(140,892)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,427,800,937	1,531,572,440	3,026,104	3,217,771	19,618,935	14,713,463
Cost of shares redeemed	(2,432,461,110)	(2,905,039,359)	(887,256)	(6,297,508)	(16,783,261)	(26,577,409)
Change in net assets resulting from capital transactions	995,339,827	(1,373,466,919)	2,138,848	(3,079,737)	2,835,674	(11,863,946)
Change in net assets	945,738,418	(2,292,709,162)	2,409,365	(8,988,704)	(581,418)	(15,723,167)
NET ASSETS:
Beginning of period	$1,404,720,310	$3,697,429,472	$4,661,826	$13,650,530	$18,463,750	$34,186,917
End of period	$2,350,458,728	$1,404,720,310	$7,071,191	$4,661,826	$17,882,332	$18,463,750
SHARE TRANSACTIONS:
Beginning of period	89,080,826	161,055,826	268,681	418,681	275,000	450,000
Issued	231,025,000	80,325,000	175,000	100,000	300,000	200,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(165,725,000)	(152,300,000)	(50,000)	(250,000)	(250,000)	(375,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	154,380,826	89,080,826	393,681	268,681	325,000	275,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 209

	Ultra 20+ Year Treasury		Ultra Basic Materials				Ultra Consumer Goods
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022		Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(246,132)	$(126,251)	$476,285		$206,091		$48,967		$33,317
Net realized gain (loss)	(19,769,364)	(3,914,933)	22,646,117		6,772,711		6,104,406		1,716,162
Change in net unrealized appreciation/depreciation	1,005,077	(9,153,278)	(24,987,142)		32,930,762		(6,722,220)		5,043,154
Change in net assets resulting from operations	(19,010,419)	(13,194,462)	(1,864,740)		39,909,564		(568,847)		6,792,633
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	—	(468,191)		(222,206)		(43,776)		(37,605)
Total distributions	—	—	(468,191)		(222,206)		(43,776)		(37,605)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	123,228,567	99,240,889	5,304,711		45,033,317		27,663,961		22,038,627
Cost of shares redeemed	(96,826,893)	(107,325,194)	(45,219,591)		(7,940,390)		(32,152,708)		(20,719,420)
Change in net assets resulting from capital transactions	26,401,674	(8,084,305)	(39,914,880)		37,092,927		(4,488,747)		1,319,207
Change in net assets	7,391,255	(21,278,767)	(42,247,811)		76,780,285		(5,101,370)		8,074,235
NET ASSETS:
Beginning of period	$28,797,419	$50,076,186	$104,476,605		$27,696,320		$13,463,156		$5,388,921
End of period	$36,188,674	$28,797,419	$62,228,794		$104,476,605		$8,361,786		$13,463,156
SHARE TRANSACTIONS:
Beginning of period	600,000	750,000	3,900,000	(f)	2,500,000	(f)	600,000	(c)	500,000	(c)
Issued	2,300,000	1,625,000	—	(f)	—	(f)	1,150,000	(c)	1,200,000	(c)
Issued in-kind	—	—	200,000	(f)	1,900,000	(f)	50,000	(c)	300,000	(c)
Redeemed	(1,375,000)	(725,000)	(25,000	)(f)	—	(f)	—	(c)	—	(c)
Redemption in-kind	(450,000)	(1,050,000)	(1,750,000	)(f)	(500,000	)(f)	(1,400,000	)(c)	(1,400,000	)(c)
Shares outstanding, end of period	1,075,000	600,000	2,325,000	(f)	3,900,000	(f)	400,000	(c)	600,000	(c)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective January 13, 2022.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective May 27, 2022.

See accompanying notes to the financial statements.

210 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Consumer Services				Ultra Dow30SM		Ultra Financials
	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(99,163)		$(104,853)		$2,693,521	$1,887,567	$2,962,867	$2,423,942
Net realized gain (loss)	6,652,019		8,370,076		128,878,710	80,659,309	168,451,268	302,224,245
Change in net unrealized appreciation/depreciation	(17,438,299)		6,627,092		(173,849,484)	142,486,666	(238,312,634)	190,640,287
Change in net assets resulting from operations	(10,885,443)		14,892,315		(42,277,253)	225,033,542	(66,898,499)	495,288,474
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—		—		(1,513,762)	(558,454)	(42,664,109)	(2,781,787)
Total distributions	—		—		(1,513,762)	(558,454)	(42,664,109)	(2,781,787)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	17,917,755		11,835,241		184,408,771	551,703,099	1,178,507,703	145,060,479
Cost of shares redeemed	(24,780,629)		(13,552,011)		(253,346,080)	(575,640,753)	(1,321,139,297)	(162,148,943)
Change in net assets resulting from capital transactions	(6,862,874)		(1,716,770)		(68,937,309)	(23,937,654)	(142,631,594)	(17,088,464)
Change in net assets	(17,748,317)		13,175,545		(112,728,324)	200,537,434	(252,194,202)	475,418,223
NET ASSETS:
Beginning of period	$31,622,062		$18,446,517		$498,320,422	$297,782,988	$923,716,879	$448,298,656
End of period	$13,873,745		$31,622,062		$385,592,098	$498,320,422	$671,522,677	$923,716,879
SHARE TRANSACTIONS:
Beginning of period	650,000	(d)	700,000	(d)	6,900,000	7,550,000	14,507,750	15,207,750
Issued	350,000	(d)	200,000	(d)	2,500,000	11,100,000	18,550,000	2,650,000
Issued in-kind	—	(d)	50,000	(d)	—	—	—	—
Redeemed	—	(d)	—	(d)	—	—	—	—
Redemption in-kind	(525,000	)(d)	(300,000	)(d)	(3,500,000)	(11,750,000)	(20,600,000)	(3,350,000)
Shares outstanding, end of period	475,000	(d)	650,000	(d)	5,900,000	6,900,000	12,457,750	14,507,750

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 13, 2022.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 211

	Ultra FTSE China 50		Ultra FTSE Europe		Ultra Health Care
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(166,197)	$(313,663)	$(44,794)	$(42,088)	$376,362	$190,611
Net realized gain (loss)	248,528	2,932,833	1,391,855	1,896,339	56,128,216	24,659,344
Change in net unrealized appreciation/depreciation	(14,756,734)	4,227,489	(2,301,983)	1,252,036	(48,714,621)	18,153,574
Change in net assets resulting from operations	(14,674,403)	6,846,659	(954,922)	3,106,287	7,789,957	43,003,529
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	—	—	—	(247,844)	(116,619)
Total distributions	—	—	—	—	(247,844)	(116,619)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	13,222,258	17,688,326	2,942,584	1,422,507	305,986,945	17,528,027
Cost of shares redeemed	(16,214,710)	(16,606,011)	(3,257,674)	(2,789,027)	(326,091,063)	(40,726,691)
Change in net assets resulting from capital transactions	(2,992,452)	1,082,315	(315,090)	(1,366,520)	(20,104,118)	(23,198,664)
Change in net assets	(17,666,855)	7,928,974	(1,270,012)	1,739,767	(12,562,005)	19,688,246
NET ASSETS:
Beginning of period	$28,090,931	$20,161,957	$5,239,462	$3,499,695	$130,404,660	$110,716,414
End of period	$10,424,076	$28,090,931	$3,969,450	$5,239,462	$117,842,655	$130,404,660
SHARE TRANSACTIONS:
Beginning of period	400,000	400,000	75,000	100,000	1,475,000	1,800,000
Issued	300,000	250,000	50,000	25,000	2,575,000	175,000
Issued in-kind	—	—	—	—	525,000	50,000
Redeemed	(350,000)	(250,000)	(50,000)	(50,000)	(200,000)	(125,000)
Redemption in-kind	—	—	—	—	(3,100,000)	(425,000)
Shares outstanding, end of period	350,000	400,000	75,000	75,000	1,275,000	1,475,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

212 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra High Yield		Ultra Industrials		Ultra MidCap400
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(200,987)	$(109,709)	$13,114	$14,941	$455,000	$217,770
Net realized gain (loss)	2,079,332	154,302	11,020,393	3,514,515	47,716,473	38,598,782
Change in net unrealized appreciation/depreciation	(3,822,149)	1,324,987	(18,114,684)	13,903,043	(78,959,083)	82,578,947
Change in net assets resulting from operations	(1,943,804)	1,369,580	(7,081,177)	17,432,499	(30,787,610)	121,395,499
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(135,724)	(319,707)	(5,279)	(36,211)	(321,289)	(268,889)
Total distributions	(135,724)	(319,707)	(5,279)	(36,211)	(321,289)	(268,889)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	116,463,565	46,566,158	34,328,479	11,512,934	53,890,439	35,618,242
Cost of shares redeemed	(122,571,396)	(24,015,252)	(50,998,764)	(3,296,459)	(89,029,395)	(72,618,438)
Change in net assets resulting from capital transactions	(6,107,831)	22,550,906	(16,670,285)	8,216,475	(35,138,956)	(37,000,196)
Change in net assets	(8,187,359)	23,600,779	(23,756,741)	25,612,763	(66,247,855)	84,126,414
NET ASSETS:
Beginning of period	$28,413,945	$4,813,166	$40,450,543	$14,837,780	$189,162,187	$105,035,773
End of period	$20,226,586	$28,413,945	$16,693,802	$40,450,543	$122,914,332	$189,162,187
SHARE TRANSACTIONS:
Beginning of period	375,000	75,000	1,225,000	1,000,000	2,875,000	3,675,000
Issued	1,525,000	625,000	1,000,000	275,000	600,000	600,000
Issued in-kind	—	—	50,000	100,000	200,000	500,000
Redeemed	(1,600,000)	(300,000)	—	—	(600,000)	(150,000)
Redemption in-kind	—	(25,000)	(1,575,000)	(150,000)	(800,000)	(1,750,000)
Shares outstanding, end of period	300,000	375,000	700,000	1,225,000	2,275,000	2,875,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 213

	Ultra MSCI Brazil Capped		Ultra MSCI EAFE		Ultra MSCI Emerging Markets
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(64,563)	$(64,854)	$(114,722)	$(97,380)	$(483,344)	$(501,330)
Net realized gain (loss)	3,040,927	1,918,387	3,370,053	2,805,983	2,161,182	12,230,299
Change in net unrealized appreciation/depreciation	(3,732,576)	2,303,302	(6,735,618)	3,187,495	(29,812,128)	12,404,023
Change in net assets resulting from operations	(756,212)	4,156,835	(3,480,287)	5,896,098	(28,134,290)	24,132,992
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	10,315,500	1,247,283	7,541,381	7,417,253	20,744,168	81,768,155
Cost of shares redeemed	(7,156,563)	(3,150,599)	(8,205,537)	(3,697,312)	(58,484,193)	(26,057,083)
Change in net assets resulting from capital transactions	3,158,937	(1,903,316)	(664,156)	3,719,941	(37,740,025)	55,711,072
Change in net assets	2,402,725	2,253,519	(4,144,443)	9,616,039	(65,874,315)	79,844,064
NET ASSETS:
Beginning of period	$7,139,788	$4,886,269	$13,208,204	$3,592,165	$92,605,000	$12,760,936
End of period	$9,542,513	$7,139,788	$9,063,761	$13,208,204	$26,730,685	$92,605,000
SHARE TRANSACTIONS:
Beginning of period	191,557	241,557	250,000	125,000	875,000	250,000
Issued	375,000	50,000	150,000	200,000	225,000	900,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(275,000)	(100,000)	(175,000)	(75,000)	(675,000)	(275,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	291,557	191,557	225,000	250,000	425,000	875,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

214 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra MSCI Japan		Ultra Nasdaq Biotechnology		Ultra Nasdaq Cloud Computing
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	January 19, 2021* through May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(60,339)	$(50,938)	$(576,731)	$(999,348)	$(10,891)	$(5,495)
Net realized gain (loss)	1,541,413	1,074,325	3,383,233	74,081,880	(239,922)	144,108
Change in net unrealized appreciation/depreciation	(5,167,279)	1,025,730	(80,992,074)	(35,130,549)	(1,746,897)	77,658
Change in net assets resulting from operations	(3,686,205)	2,049,117	(78,185,572)	37,951,983	(1,997,710)	216,271
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	36,793,949	2,296,581	99,642,381	280,939,595	1,868,676	4,000,040
Cost of shares redeemed	(33,245,054)	(2,367,519)	(215,160,010)	(215,482,923)	—	(2,257,309)
Change in net assets resulting from capital transactions	3,548,895	(70,938)	(115,517,629)	65,456,672	1,868,676	1,742,731
Change in net assets	(137,310)	1,978,179	(193,703,201)	103,408,655	(129,034)	1,959,002
NET ASSETS:
Beginning of period	$5,897,111	$3,918,932	$287,388,294	$183,979,639	$1,959,002	$—
End of period	$5,759,801	$5,897,111	$93,685,093	$287,388,294	$1,829,968	$1,959,002
SHARE TRANSACTIONS:
Beginning of period	125,000	125,000	3,400,000	2,600,000	50,001	—
Issued	750,000	50,000	100,000	200,000	—	100,001
Issued in-kind	—	—	1,000,000	3,300,000	50,000	—
Redeemed	(575,000)	(50,000)	(550,000)	(350,000)	—	—
Redemption in-kind	(125,000)	—	(2,000,000)	(2,350,000)	—	(50,000)
Shares outstanding, end of period	175,000	125,000	1,950,000	3,400,000	100,001	50,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 215

	Ultra Nasdaq Cybersecurity		Ultra Oil & Gas				Ultra QQQ
	Year Ended May 31, 2022	January 19, 2021* through May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(35,168)	$(9,770)	$4,091,799		$4,014,682		$(15,459,260)	$(11,682,255)
Net realized gain (loss)	443,600	—	139,254,242		26,090,175		1,370,868,620	1,710,052,490
Change in net unrealized appreciation/depreciation	(1,357,037)	(163,862)	63,160,845		63,220,343		(2,404,399,785)	410,296,228
Change in net assets resulting from operations	(948,605)	(173,632)	206,506,886		93,325,200		(1,048,990,425)	2,108,666,463
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(29,506)	—	(4,771,573)		(4,169,364)		—	—
Total distributions	(29,506)	—	(4,771,573)		(4,169,364)		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,528,568	4,000,040	48,974,498		81,427,791		4,485,156,617	1,454,540,260
Cost of shares redeemed	(6,032,433)	(1,011,283)	(243,215,147)		(75,852,503)		(4,051,362,587)	(1,639,798,684)
Change in net assets resulting from capital transactions	496,135	2,988,757	(194,240,649)		5,575,288		433,794,030	(185,258,424)
Change in net assets	(481,976)	2,815,125	7,494,664		94,731,124		(615,196,395)	1,923,408,039
NET ASSETS:
Beginning of period	$2,815,125	$—	$211,206,667		$116,475,543		$4,294,520,528	$2,371,112,489
End of period	$2,333,149	$2,815,125	$218,701,331		$211,206,667		$3,679,324,133	$4,294,520,528
SHARE TRANSACTIONS:
Beginning of period	75,001	—	12,652,944	(f)	11,652,944	(f)	67,500,000	72,000,000
Issued	100,000	100,001	1,200,000	(f)	3,000,000	(f)	41,200,000	15,200,000
Issued in-kind	25,000	—	1,400,000	(f)	4,800,000	(f)	22,100,000	11,750,000
Redeemed	(75,000)	(25,000)	(1,400,000	)(f)	—	(f)	—	—
Redemption in-kind	(50,000)	—	(8,850,000	)(f)	(6,800,000	)(f)	(58,200,000)	(31,450,000)
Shares outstanding, end of period	75,001	75,001	5,002,944	(f)	12,652,944	(f)	72,600,000	67,500,000

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective May 27, 2022.

See accompanying notes to the financial statements.

216 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Real Estate		Ultra Russell2000		Ultra S&P500®
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$820,659	$774,013	$(219,293)	$(1,028,961)	$13,820,233		$11,160,299
Net realized gain (loss)	36,020,755	(19,075,577)	120,586,647	173,833,379	1,557,367,937		918,063,517
Change in net unrealized appreciation/depreciation	(37,730,729)	64,427,810	(234,321,144)	152,603,267	(1,806,969,584)		870,708,018
Change in net assets resulting from operations	(889,315)	46,126,246	(113,953,790)	325,407,685	(235,781,414)		1,799,931,834
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(888,447)	(613,192)	—	(58,617)	(9,133,655)		(5,190,269)
Total distributions	(888,447)	(613,192)	—	(58,617)	(9,133,655)		(5,190,269)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	23,294,422	32,896,676	384,304,250	775,638,701	5,124,560,438		2,324,587,585
Cost of shares redeemed	(36,327,183)	(37,931,952)	(831,269,828)	(482,962,530)	(5,282,901,568)		(2,457,702,513)
Change in net assets resulting from capital transactions	(13,032,761)	(5,035,276)	(446,965,578)	292,676,171	(158,341,130)		(133,114,928)
Change in net assets	(14,810,523)	40,477,778	(560,919,368)	618,025,239	(403,256,199)		1,661,626,637
NET ASSETS:
Beginning of period	$117,123,962	$76,646,184	$742,689,467	$124,664,228	$3,827,455,513		$2,165,828,876
End of period	$102,313,439	$117,123,962	$181,770,099	$742,689,467	$3,424,199,314		$3,827,455,513
SHARE TRANSACTIONS:
Beginning of period	1,383,744	1,483,744	12,850,000	5,400,000	67,000,000	(d)	71,200,000	(d)
Issued	100,000	100,000	7,550,000	19,100,000	38,900,000	(d)	34,300,000	(d)
Issued in-kind	125,000	400,000	100,000	—	40,750,000	(d)	20,300,000	(d)
Redeemed	—	—	(50,000)	(3,200,000)	—	(d)	—	(d)
Redemption in-kind	(375,000)	(600,000)	(15,550,000)	(8,450,000)	(83,100,000	)(d)	(58,800,000	)(d)
Shares outstanding, end of period	1,233,744	1,383,744	4,900,000	12,850,000	63,550,000	(d)	67,000,000	(d)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 13, 2022.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 217

	Ultra Semiconductors		Ultra SmallCap600		Ultra Technology
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(236,009)	$(19,155)	$31,109	$(30,131)	$(3,942,192)		$(2,695,348)
Net realized gain (loss)	75,443,570	57,643,268	12,318,883	1,917,689	475,853,274		237,700,185
Change in net unrealized appreciation/depreciation	(123,028,262)	51,908,796	(21,836,803)	22,951,072	(571,308,630)		195,420,094
Change in net assets resulting from operations	(47,820,701)	109,532,909	(9,486,811)	24,838,630	(99,397,548)		430,424,931
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	(105,331)	—	(7,958)	—		—
Total distributions	—	(105,331)	—	(7,958)	—		—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	365,953,832	140,489,154	4,390,038	12,318,475	486,250,284		214,327,328
Cost of shares redeemed	(323,870,726)	(74,223,284)	(8,077,079)	(5,518,371)	(610,701,807)		(299,261,412)
Change in net assets resulting from capital transactions	42,083,106	66,265,870	(3,687,041)	6,800,104	(124,451,523)		(84,934,084)
Change in net assets	(5,737,595)	175,693,448	(13,173,852)	31,630,776	(223,849,071)		345,490,847
NET ASSETS:
Beginning of period	$253,317,251	$77,623,803	$46,108,873	$14,478,097	$763,228,698		$417,737,851
End of period	$247,579,656	$253,317,251	$32,935,021	$46,108,873	$539,379,627		$763,228,698
SHARE TRANSACTIONS:
Beginning of period	8,075,000	5,600,000	1,450,000	1,250,000	18,300,000	(d)	20,200,000	(d)
Issued	5,575,000	900,000	25,000	25,000	7,650,000	(d)	2,000,000	(d)
Issued in-kind	4,125,000	4,700,000	125,000	375,000	1,975,000	(d)	4,900,000	(d)
Redeemed	—	—	—	—	—	(d)	—	(d)
Redemption in-kind	(9,025,000)	(3,125,000)	(275,000)	(200,000)	(12,500,000	)(d)	(8,800,000	)(d)
Shares outstanding, end of period	8,750,000	8,075,000	1,325,000	1,450,000	15,425,000	(d)	18,300,000	(d)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 13, 2022.

See accompanying notes to the financial statements.

218 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Telecommunications		Ultra Utilities		UltraPro Dow30SM
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$29,522	$18,392	$374,035	$186,284	$4,581,143	$3,756,328
Net realized gain (loss)	195,138	(12,542)	674,397	(1,568,487)	298,708,374	333,836,349
Change in net unrealized appreciation/depreciation	(615,435)	470,827	3,252,710	4,235,552	(377,844,228)	314,154,037
Change in net assets resulting from operations	(390,775)	476,677	4,301,142	2,853,349	(74,554,711)	651,746,714
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(34,809)	(14,027)	(308,736)	(89,337)	(2,586,002)	(1,653,264)
Total distributions	(34,809)	(14,027)	(308,736)	(89,337)	(2,586,002)	(1,653,264)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	1,068,573	21,966,904	1,176,993	2,965,496,366	1,157,370,619
Cost of shares redeemed	—	—	(15,816,548)	(5,518,309)	(3,154,717,709)	(1,554,430,853)
Change in net assets resulting from capital transactions	—	1,068,573	6,150,356	(4,341,316)	(189,221,343)	(397,060,234)
Change in net assets	(425,584)	1,531,223	10,142,762	(1,577,304)	(266,362,056)	253,033,216
NET ASSETS:
Beginning of period	$2,390,666	$859,443	$13,737,391	$15,314,695	$958,085,541	$705,052,325
End of period	$1,965,082	$2,390,666	$23,880,153	$13,737,391	$691,723,485	$958,085,541
SHARE TRANSACTIONS:
Beginning of period	50,000	25,000	225,000	300,000	13,050,000	22,800,000
Issued	—	25,000	150,000	25,000	12,150,000	9,900,000
Issued in-kind	—	—	175,000	—	27,700,000	16,700,000
Redeemed	—	—	(100,000)	(25,000)	—	—
Redemption in-kind	—	—	(150,000)	(75,000)	(41,600,000)	(36,350,000)
Shares outstanding, end of period	50,000	50,000	300,000	225,000	11,300,000	13,050,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 219

	UltraPro MidCap400		UltraPro QQQ				UltraPro Russell2000
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$16,578	$(56,428)	$(36,817,307)		$(36,239,925)		$(305,613)	$(842,388)
Net realized gain (loss)	28,918,082	15,327,376	4,497,365,040		5,905,595,254		133,218,287	178,693,170
Change in net unrealized appreciation/depreciation	(44,696,364)	30,522,251	(11,665,515,121)		2,072,765,461		(367,824,360)	161,433,711
Change in net assets resulting from operations	(15,761,704)	45,793,199	(7,204,967,388)		7,942,120,790		(234,911,686)	339,284,493
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(51,309)	(9,726)	(15,428)		(15,367)		—	(11,923)
Total distributions	(51,309)	(9,726)	(15,428)		(15,367)		—	(11,923)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	24,576,472	17,526,663	25,961,592,213		14,695,431,557		791,082,250	754,634,730
Cost of shares redeemed	(40,824,039)	(22,398,463)	(17,121,308,190)		(16,407,531,794)		(707,251,591)	(868,342,638)
Change in net assets resulting from capital transactions	(16,247,567)	(4,871,800)	8,840,284,023		(1,712,100,237)		83,830,659	(113,707,908)
Change in net assets	(32,060,580)	40,911,673	1,635,301,207		6,230,005,186		(151,081,027)	225,564,662
NET ASSETS:
Beginning of period	$61,859,190	$20,947,517	$12,061,877,850		$5,831,872,664		$410,520,270	$184,955,608
End of period	$29,798,610	$61,859,190	$13,697,179,057		$12,061,877,850		$259,439,243	$410,520,270
SHARE TRANSACTIONS:
Beginning of period	1,925,000	2,125,000	235,800,000	(d)	281,600,000	(d)	3,700,000	6,000,000
Issued	625,000	375,000	202,200,000	(d)	225,400,000	(d)	9,300,000	12,900,000
Issued in-kind	175,000	500,000	248,250,000	(d)	173,000,000	(d)	—	—
Redeemed	—	—	—	(d)	—	(d)	—	(6,500,000)
Redemption in-kind	(1,400,000)	(1,075,000)	(271,500,000	)(d)	(444,200,000	)(d)	(8,050,000)	(8,700,000)
Shares outstanding, end of period	1,325,000	1,925,000	414,750,000	(d)	235,800,000	(d)	4,950,000	3,700,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 13, 2022.

See accompanying notes to the financial statements.

220 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro S&P500®				UltraPro Short 20+ Year Treasury		UltraPro Short Dow30SM
	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$5,388,296		$2,078,867		$(1,610,227)	$(372,392)	$(3,328,622)	$(4,173,147)
Net realized gain (loss)	1,345,015,963		773,683,671		121,179,056	15,232,679	(264,289,497)	(995,442,595)
Change in net unrealized appreciation/depreciation	(1,805,603,484)		808,847,102		10,580,231	(844,586)	254,247,251	384,710,999
Change in net assets resulting from operations	(455,199,225)		1,584,609,640		130,149,060	14,015,701	(13,370,868)	(614,904,743)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(3,324,709)		(1,265,472)		—	—	—	—
Total distributions	(3,324,709)		(1,265,472)		—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	5,797,360,726		2,242,123,359		260,672,851	121,956,972	1,300,969,673	907,813,074
Cost of shares redeemed	(5,161,666,508)		(2,802,958,861)		(76,482,016)	(69,876,736)	(1,295,357,297)	(749,537,285)
Change in net assets resulting from capital transactions	635,694,218		(560,835,502)		184,190,835	52,080,236	5,612,376	158,275,789
Change in net assets	177,170,284		1,022,508,666		314,339,895	66,095,937	(7,758,492)	(456,628,954)
NET ASSETS:
Beginning of period	$2,395,902,850		$1,373,394,184		$89,600,735	$23,504,798	$359,346,367	$815,975,321
End of period	$2,573,073,134		$2,395,902,850		$403,940,630	$89,600,735	$351,587,875	$359,346,367
SHARE TRANSACTIONS:
Beginning of period	45,100,000	(d)	63,800,000	(d)	2,143,605	793,605	10,845,991	7,595,991
Issued	41,300,000	(d)	36,400,000	(d)	6,950,000	3,600,000	43,500,000	14,700,000
Issued in-kind	52,400,000	(d)	26,800,000	(d)	—	—	—	—
Redeemed	—	(d)	—	(d)	(1,950,000)	(2,250,000)	(43,003,711)	(11,450,000)
Redemption in-kind	(83,350,000	)(d)	(81,900,000	)(d)	—	—	—	—
Shares outstanding, end of period	55,450,000	(d)	45,100,000	(d)	7,143,605	2,143,605	11,342,280	10,845,991

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 13, 2022.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 221

	UltraPro Short MidCap400		UltraPro Short QQQ				UltraPro Short Russell2000
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022		Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(56,043)	$(92,392)	$(17,074,636)		$(11,931,418)		$(1,255,157)		$(1,104,079)
Net realized gain (loss)	(5,454,238)	(19,330,034)	12,374,104		(2,512,427,211)		841,996		(326,798,271)
Change in net unrealized appreciation/depreciation	4,905,549	3,228,971	358,590,653		759,223,222		54,710,886		90,168,684
Change in net assets resulting from operations	(604,732)	(16,193,455)	353,890,121		(1,765,135,407)		54,297,725		(237,733,666)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	5,629,202	10,182,789	8,702,950,687		7,199,409,693		503,283,235		435,956,128
Cost of shares redeemed	(1,487,579)	(4,673,660)	(7,990,990,311)		(4,788,822,629)		(514,755,014)		(260,945,478)
Change in net assets resulting from capital transactions	4,141,623	5,509,129	711,960,376		2,410,587,064		(11,471,779)		175,010,650
Change in net assets	3,536,891	(10,684,326)	1,065,850,497		645,451,657		42,825,946		(62,723,016)
NET ASSETS:
Beginning of period	$4,001,805	$14,686,131	$1,758,960,621		$1,113,508,964		$107,591,800		$170,314,816
End of period	$7,538,696	$4,001,805	$2,824,811,118		$1,758,960,621		$150,417,746		$107,591,800
SHARE TRANSACTIONS:
Beginning of period	148,946	105,235	31,687,817	(e)	4,728,849	(e)	2,228,368	(e)	524,526	(e)
Issued	200,000	106,250	218,040,000	(e)	79,942,000	(e)	9,690,000	(e)	4,144,000	(e)
Issued in-kind	—	—	—	(e)	—	(e)	—	(e)	—	(e)
Redeemed	(50,303)	(62,539)	(190,127,270	)(e)	(52,983,032	)(e)	(9,360,722	)(e)	(2,440,158	)(e)
Redemption in-kind	—	—	—	(e)	—	(e)	—	(e)	—	(e)
Shares outstanding, end of period	298,643	148,946	59,600,547	(e)	31,687,817	(e)	2,557,646	(e)	2,228,368	(e)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective January 13, 2022.

See accompanying notes to the financial statements.

222 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro Short S&P500®		UltraShort 7-10 Year Treasury		UltraShort 20+ Year Treasury
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(4,656,193)	$(5,711,368)	$(642,442)	$(298,260)	$(11,598,774)	$(5,708,594)
Net realized gain (loss)	(385,690,820)	(1,793,836,595)	24,176,507	(4,070,102)	243,764,816	(19,240,773)
Change in net unrealized appreciation/depreciation	328,980,456	837,064,215	(2,262,148)	6,401,272	81,317,525	183,835,207
Change in net assets resulting from operations	(61,366,557)	(962,483,748)	21,271,917	2,032,910	313,483,567	158,885,840
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	—	—	—	—	—	(1,039)
Tax return of capital	—	—	—	—	—	(6,804)
Total distributions	—	—	—	—	—	(7,843)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,783,384,071	1,458,234,773	171,120,287	24,534,135	1,096,405,024	1,120,112,194
Cost of shares redeemed	(2,477,314,661)	(1,343,407,933)	(113,122,009)	(12,948,525)	(1,434,789,753)	(298,573,461)
Change in net assets resulting from capital transactions	306,069,410	114,826,840	57,998,278	11,585,610	(338,384,729)	821,538,733
Change in net assets	244,702,853	(847,656,908)	79,270,195	13,618,520	(24,901,162)	980,416,730
NET ASSETS:
Beginning of period	$476,011,984	$1,323,668,892	$43,489,786	$29,871,266	$1,415,114,801	$434,698,071
End of period	$720,714,837	$476,011,984	$122,759,981	$43,489,786	$1,390,213,639	$1,415,114,801
SHARE TRANSACTIONS:
Beginning of period	24,297,347	20,349,727	2,600,000	1,950,000	69,006,929	27,056,929
Issued	178,450,000	45,540,000	9,850,000	1,500,000	58,850,000	59,000,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(158,450,000)	(41,592,380)	(6,150,000)	(850,000)	(73,750,000)	(17,050,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	44,297,347	24,297,347	6,300,000	2,600,000	54,106,929	69,006,929

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 223

	UltraShort Basic Materials		UltraShort Consumer Goods		UltraShort Consumer Services
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(20,216)	$(22,442)	$(8,129)	$(9,329)	$(12,260)		$(10,443)
Net realized gain (loss)	(1,071,618)	(3,638,965)	(374,846)	(1,482,825)	(190,764)		(1,713,108)
Change in net unrealized appreciation/depreciation	356,984	797,931	260,346	509,340	1,179,180		789,116
Change in net assets resulting from operations	(734,850)	(2,863,476)	(122,629)	(982,814)	976,156		(934,435)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	5,071,122	1,039,261	1,407,478	442,847	3,473,748		1,000,852
Cost of shares redeemed	(3,620,442)	(878,145)	(473)	(450)	(2,151,998)		(890,718)
Change in net assets resulting from capital transactions	1,450,680	161,116	1,407,005	442,397	1,321,750		110,134
Change in net assets	715,830	(2,702,360)	1,284,376	(540,417)	2,297,906		(824,301)
NET ASSETS:
Beginning of period	$1,718,138	$4,420,498	$1,027,928	$1,568,345	$939,836		$1,764,137
End of period	$2,433,968	$1,718,138	$2,312,304	$1,027,928	$3,237,742		$939,836
SHARE TRANSACTIONS:
Beginning of period	135,178	110,178	65,598	40,615	46,800	(g)	40,580	(g)
Issued	400,000	50,000	100,000	25,000	150,000	(g)	37,500	(g)
Issued in-kind	—	—	—	—	—	(g)	—	(g)
Redeemed	(300,095)	(25,000)	(30)	(17)	(75,000	)(g)	(31,280	)(g)
Redemption in-kind	—	—	—	—	—	(g)	—	(g)
Shares outstanding, end of period	235,083	135,178	165,568	65,598	121,800	(g)	46,800	(g)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 27, 2022.

See accompanying notes to the financial statements.

224 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Dow30SM				UltraShort Financials				UltraShort FTSE China 50
	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(880,530)		$(1,240,886)		$(115,306)		$(248,277)		$(192,733)	$(236,739)
Net realized gain (loss)	(34,508,299)		(175,964,457)		(9,393,016)		(21,905,967)		2,795,138	(11,378,838)
Change in net unrealized appreciation/depreciation	32,222,600		64,709,490		8,658,777		(2,187,218)		2,887,793	(6,808,173)
Change in net assets resulting from operations	(3,166,229)		(112,495,853)		(849,545)		(24,341,462)		5,490,198	(18,423,750)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	127,646,368		91,975,438		9,180,072		7,210,780		18,280,085	16,555,429
Cost of shares redeemed	(115,912,424)		(89,399,482)		(5,234,581)		(12,223,203)		(15,939,969)	(22,684,768)
Change in net assets resulting from capital transactions	11,733,944		2,575,956		3,945,491		(5,012,423)		2,340,116	(6,129,339)
Change in net assets	8,567,715		(109,919,897)		3,095,946		(29,353,885)		7,830,314	(24,553,089)
NET ASSETS:
Beginning of period	$100,429,969		$210,349,866		$12,909,356		$42,263,241		$16,598,585	$41,151,674
End of period	$108,997,684		$100,429,969		$16,005,302		$12,909,356		$24,428,899	$16,598,585
SHARE TRANSACTIONS:
Beginning of period	2,130,854	(e)	2,100,854	(e)	648,348	(b)	786,208	(b)	551,947	751,947
Issued	2,830,000	(e)	1,190,000	(e)	487,500	(b)	168,750	(b)	450,000	500,000
Issued in-kind	—	(e)	—	(e)	—	(b)	—	(b)	—	—
Redeemed	(2,601,068	)(e)	(1,160,000	)(e)	(288,182	)(b)	(306,610	)(b)	(350,000)	(700,000)
Redemption in-kind	—	(e)	—	(e)	—	(b)	—	(b)	—	—
Shares outstanding, end of period	2,359,786	(e)	2,130,854	(e)	847,666	(b)	648,348	(b)	651,947	551,947

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 13, 2022.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective January 13, 2022.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 225

	UltraShort FTSE Europe		UltraShort Health Care		UltraShort Industrials
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(126,419)	$(116,485)	$(15,848)	$(17,397)	$(19,403)	$(15,384)
Net realized gain (loss)	(3,554,883)	(15,763,355)	(622,726)	(1,631,347)	(412,765)	(3,053,067)
Change in net unrealized appreciation/depreciation	2,085,442	4,275,387	21,513	745,770	859,127	1,327,126
Change in net assets resulting from operations	(1,595,860)	(11,604,453)	(617,061)	(902,974)	426,959	(1,741,325)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(425)	—	—	—	—	—
Total distributions	(425)	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	68,873,982	1,830,466	10,737,275	1,573,009	8,195,100	847,786
Cost of shares redeemed	(18,697,523)	(5,849,968)	(7,993,306)	(1,480,796)	(6,741,361)	(1,431,542)
Change in net assets resulting from capital transactions	50,176,459	(4,019,502)	2,743,969	92,213	1,453,739	(583,756)
Change in net assets	48,580,174	(15,623,955)	2,126,908	(810,761)	1,880,698	(2,325,081)
NET ASSETS:
Beginning of period	$7,300,381	$22,924,336	$1,267,383	$2,078,144	$943,190	$3,268,271
End of period	$55,880,555	$7,300,381	$3,394,291	$1,267,383	$2,823,888	$943,190
SHARE TRANSACTIONS:
Beginning of period	612,119	812,119	80,453	80,453	65,187	83,961
Issued	5,025,000	100,000	775,000	62,500	550,000	31,250
Issued in-kind	—	—	—	—	—	—
Redeemed	(1,375,000)	(300,000)	(600,023)	(62,500)	(450,052)	(50,024)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	4,262,119	612,119	255,430	80,453	165,135	65,187

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

226 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort MidCap400		UltraShort MSCI Brazil Capped				UltraShort MSCI EAFE
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(17,962)	$(36,423)	$(129,635)		$(195,245)		$(11,623)	$(19,119)
Net realized gain (loss)	(903,345)	(6,797,539)	(6,012,223)		(21,538,222)		(372,938)	(1,314,138)
Change in net unrealized appreciation/depreciation	392,592	2,923,599	3,142,811		(2,321,890)		603,554	(257,751)
Change in net assets resulting from operations	(528,715)	(3,910,363)	(2,999,047)		(24,055,357)		218,993	(1,591,008)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,910,584	1,150,336	22,396,394		31,863,363		1,643,923	—
Cost of shares redeemed	(5,490,865)	(1,625,743)	(18,338,125)		(33,070,783)		(1,648,923)	—
Change in net assets resulting from capital transactions	1,419,719	(475,407)	4,058,269		(1,207,420)		(5,000)	—
Change in net assets	891,004	(4,385,770)	1,059,222		(25,262,777)		213,993	(1,591,008)
NET ASSETS:
Beginning of period	$2,007,332	$6,393,102	$12,435,373		$37,698,150		$1,410,405	$3,001,413
End of period	$2,898,336	$2,007,332	$13,494,595		$12,435,373		$1,624,398	$1,410,405
SHARE TRANSACTIONS:
Beginning of period	113,590	126,125	458,720	(g)	433,720	(g)	137,428	137,428
Issued	350,000	25,000	800,000	(g)	675,000	(g)	150,000	—
Issued in-kind	—	—	—	(g)	—	(g)	—	—
Redeemed	(300,080)	(37,535)	(600,053	)(g)	(650,000	)(g)	(150,000)	—
Redemption in-kind	—	—	—	(g)	—	(g)	—	—
Shares outstanding, end of period	163,510	113,590	658,667	(g)	458,720	(g)	137,428	137,428

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 27, 2022.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 227

	UltraShort MSCI Emerging Markets		UltraShort MSCI Japan		UltraShort Nasdaq Biotechnology
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(63,933)	$(84,675)	$(38,426)	$(62,001)	$(75,609)	$(106,474)
Net realized gain (loss)	2,237,679	(14,009,251)	(1,013,755)	(2,822,311)	(7,146,131)	(8,241,188)
Change in net unrealized appreciation/depreciation	(313,630)	3,913,349	1,734,955	(911,084)	9,072,853	3,869,641
Change in net assets resulting from operations	1,860,116	(10,180,577)	682,774	(3,795,396)	1,851,113	(4,478,021)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	11,291,272	4,337,729	4,445,824	517,911	12,707,538	23,184,039
Cost of shares redeemed	(7,489,954)	(5,351,898)	(3,619,099)	(3,137,290)	(15,801,058)	(21,595,981)
Change in net assets resulting from capital transactions	3,801,318	(1,014,169)	826,725	(2,619,379)	(3,093,520)	1,588,058
Change in net assets	5,661,434	(11,194,746)	1,509,499	(6,414,775)	(1,242,407)	(2,889,963)
NET ASSETS:
Beginning of period	$5,466,771	$16,661,517	$4,799,765	$11,214,540	$9,666,226	$12,556,189
End of period	$11,128,205	$5,466,771	$6,309,264	$4,799,765	$8,423,819	$9,666,226
SHARE TRANSACTIONS:
Beginning of period	363,771	438,771	349,913	474,913	446,096	371,250
Issued	600,000	150,000	300,000	25,000	550,000	937,500
Issued in-kind	—	—	—	—	—	—
Redeemed	(425,000)	(225,000)	(275,000)	(150,000)	(700,000)	(862,654)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	538,771	363,771	374,913	349,913	296,096	446,096

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

228 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Oil & Gas				UltraShort QQQ		UltraShort Real Estate
	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(171,033)		$(162,235)		$(2,337,801)	$(2,083,885)	$(141,718)	$(276,418)
Net realized gain (loss)	(10,704,330)		(23,104,837)		(40,370,935)	(371,427,541)	(20,186,947)	(22,401,573)
Change in net unrealized appreciation/depreciation	(12,993,449)		7,911,197		94,159,711	147,327,079	20,370,032	1,359,407
Change in net assets resulting from operations	(23,868,812)		(15,355,875)		51,450,975	(226,184,347)	41,367	(21,318,584)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	71,553,140		38,941,467		1,325,163,725	737,455,753	21,812,410	21,783,218
Cost of shares redeemed	(34,261,373)		(22,732,728)		(1,232,988,157)	(538,075,095)	(10,360,730)	(38,707,472)
Change in net assets resulting from capital transactions	37,291,767		16,208,739		92,175,568	199,380,658	11,451,680	(16,924,254)
Change in net assets	13,422,955		852,864		143,626,543	(26,803,689)	11,493,047	(38,242,838)
NET ASSETS:
Beginning of period	$17,253,532		$16,400,668		$221,703,424	$248,507,113	$16,426,594	$54,669,432
End of period	$30,676,487		$17,253,532		$365,329,967	$221,703,424	$27,919,641	$16,426,594
SHARE TRANSACTIONS:
Beginning of period	263,422	(e)	73,422	(e)	9,445,774	4,261,058	947,919	1,572,919
Issued	2,700,000	(e)	310,000	(e)	68,600,000	22,100,000	1,600,000	750,000
Issued in-kind	—	(e)	—	(e)	—	—	—	—
Redeemed	(1,110,168	)(e)	(120,000	)(e)	(61,750,000)	(16,915,284)	(700,842)	(1,375,000)
Redemption in-kind	—	(e)	—	(e)	—	—	—	—
Shares outstanding, end of period	1,853,254	(e)	263,422	(e)	16,295,774	9,445,774	1,847,077	947,919

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective January 13, 2022.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 229

	UltraShort Russell2000		UltraShort S&P500®				UltraShort Semiconductors
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(772,458)	$(799,032)	$(5,028,891)		$(6,884,645)		$(29,198)	$(41,773)
Net realized gain (loss)	(11,276,620)	(194,691,650)	(329,022,816)		(1,136,300,751)		(1,900,531)	(5,907,472)
Change in net unrealized appreciation/depreciation	29,668,565	81,375,979	303,502,644		399,483,934		546,756	(19,542)
Change in net assets resulting from operations	17,619,487	(114,114,703)	(30,549,063)		(743,701,462)		(1,382,973)	(5,968,787)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	263,101,783	194,590,688	2,391,220,902		827,177,086		8,654,749	3,855,421
Cost of shares redeemed	(238,788,601)	(139,653,180)	(2,043,460,606)		(980,866,395)		(3,279,458)	(2,706,281)
Change in net assets resulting from capital transactions	24,313,182	54,937,508	347,760,296		(153,689,309)		5,375,291	1,149,140
Change in net assets	41,932,669	(59,177,195)	317,211,233		(897,390,771)		3,992,318	(4,819,647)
NET ASSETS:
Beginning of period	$73,769,517	$132,946,712	$582,647,743		$1,480,038,514		$2,733,869	$7,553,516
End of period	$115,702,186	$73,769,517	$899,858,976		$582,647,743		$6,726,187	$2,733,869
SHARE TRANSACTIONS:
Beginning of period	5,313,966	2,864,859	12,269,213	(e)	14,389,213	(e)	74,586	58,997
Issued	17,300,000	8,850,000	57,480,000	(e)	11,970,000	(e)	375,000	71,875
Issued in-kind	—	—	—	(e)	—	(e)	—	—
Redeemed	(15,700,000)	(6,400,893)	(48,942,964	)(e)	(14,090,000	)(e)	(150,126)	(56,286)
Redemption in-kind	—	—	—	(e)	—	(e)	—	—
Shares outstanding, end of period	6,913,966	5,313,966	20,806,249	(e)	12,269,213	(e)	299,460	74,586

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective January 13, 2022.

See accompanying notes to the financial statements.

230 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort SmallCap600		UltraShort Technology				UltraShort Utilities
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(27,486)	$(44,801)	$(48,590)		$(52,912)		$(16,267)	$(19,890)
Net realized gain (loss)	(379,198)	(10,893,634)	(4,057,952)		(7,248,960)		(1,490,063)	(161,695)
Change in net unrealized appreciation/depreciation	607,339	4,556,384	4,848,322		1,477,267		882,779	(539,269)
Change in net assets resulting from operations	200,655	(6,382,051)	741,780		(5,824,605)		(623,551)	(720,854)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,379,702	—	20,266,014		16,341,690		1,420,525	4,516,358
Cost of shares redeemed	(4,964)	(1,053,066)	(18,110,127)		(10,507,138)		(742,347)	(3,320,041)
Change in net assets resulting from capital transactions	2,374,738	(1,053,066)	2,155,887		5,834,552		678,178	1,196,317
Change in net assets	2,575,393	(7,435,117)	2,897,667		9,947		54,627	475,463
NET ASSETS:
Beginning of period	$2,064,185	$9,499,302	$4,865,818		$4,855,871		$2,347,189	$1,871,726
End of period	$4,639,578	$2,064,185	$7,763,485		$4,865,818		$2,401,816	$2,347,189
SHARE TRANSACTIONS:
Beginning of period	84,141	102,916	218,867	(b)	81,441	(b)	143,720	81,245
Issued	100,000	—	1,162,500	(b)	506,250	(b)	125,000	237,500
Issued in-kind	—	—	—	(b)	—	(b)	—	—
Redeemed	(195)	(18,775)	(975,264	)(b)	(368,824	)(b)	(50,000)	(175,025)
Redemption in-kind	—	—	—	(b)	—	(b)	—	—
Shares outstanding, end of period	183,946	84,141	406,103	(b)	218,867	(b)	218,720	143,720

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 13, 2022.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 231

FINANCIAL HIGHLIGHTS

232 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short 7-10 Year Treasury
Year ended May 31, 2022	$24.82	$(0.21)	$2.12	$—	$1.91	$—	$—	$—		$—	$26.73	7.67%	8.04%	0.96%	0.95%	(0.86)%	(0.85)%	$171,717	—%
Year ended May 31, 2021	23.86	(0.23)	1.19	—	0.96	—	—	—		—	24.82	4.04	3.77	1.10	0.95	(1.09)	(0.94)	89,977	—
Year ended May 31, 2020	27.27	0.17	(3.24)	—	(3.07)	(0.32)	—	(0.02	)#	(0.34)	23.86	(11.40)	(11.28)	1.22	0.95	0.40	0.67	15,507	—
Year ended May 31, 2019	29.07	0.32	(1.82)	—	(1.50)	(0.30)	—	—		(0.30)	27.27	(5.21)	(5.36)	1.04	0.95	1.00	1.09	25,228	—
Year ended May 31, 2018	28.08	0.06	0.93	—	0.99	—	—	—		—	29.07	3.53	3.75	1.05	0.95	0.11	0.21	83,576	—
Short 20+ Year Treasury
Year ended May 31, 2022	17.60	(0.14)	2.40	—	2.26	—	—	—		—	19.86	12.81	12.33	0.90	0.90	(0.81)	(0.81)	675,163	—
Year ended May 31, 2021	15.53	(0.15)	2.22	—	2.07	—	—	—		—	17.60	13.36	13.62	0.92	0.92	(0.87)	(0.87)	597,553	—
Year ended May 31, 2020	20.67	0.22	(5.06)	—	(4.84)	(0.26)	—	(0.04	)#	(0.30)	15.53	(23.72)	(23.43)	0.94	0.94	1.18	1.18	159,921	—
Year ended May 31, 2019	22.67	0.28	(2.02)	—	(1.74)	(0.26)	—	—		(0.26)	20.67	(7.75)	(8.42)	0.92	0.92	1.23	1.23	317,346	—
Year ended May 31, 2018	22.62	0.07	(0.02)	—	0.05	—	—	—		—	22.67	0.23	0.57	0.91	0.91	0.30	0.30	631,426	—
Short Dow30SM
Year ended May 31, 2022	34.12	(0.29)	0.16 (i)	—	(0.13)	—	—	—		—	33.99	(0.39)	(0.38)	0.95	0.95	(0.86)	(0.86)	255,737	—
Year ended May 31, 2021	49.16	(0.36)	(14.68)	—	(15.04)	—	—	—		—	34.12	(30.59)	(30.65)	0.96	0.95	(0.88)	(0.86)	232,824	—
Year ended May 31, 2020	57.46	0.27	(7.93)	—	(7.66)	(0.59)	—	(0.05	)#	(0.64)	49.16	(13.40)	(13.38)	0.99	0.95	0.47	0.51	502,585	—
Year ended May 31, 2019	59.62	0.77	(2.29)	—	(1.52)	(0.64)	—	—		(0.64)	57.46	(2.54)	(2.55)	0.98	0.95	1.32	1.35	268,563	—
Year ended May 31, 2018(m)	70.91	0.26	(11.47)	—	(11.21)	(0.08)	—	—		(0.08)	59.62	(15.82)	(15.78)	0.97	0.95	0.39	0.41	233,932	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 233

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Financials
Year ended May 31, 2022	$12.72	$(0.10)	$(0.08	)(i)	$—	$(0.18)	$—	$—	$—		$—	$12.54	(1.41)%	(1.34)%	1.56%	0.95%	(1.45)%	(0.84)%	$18,494	—%
Year ended May 31, 2021	20.49	(0.16)	(7.61)		—	(7.77)	—	—	—		—	12.72	(37.93)	(37.85)	1.29	0.95	(1.28)	(0.93)	9,855	—
Year ended May 31, 2020	22.52	0.09	(1.92)		—	(1.83)	(0.18)	—	(0.02	)#	(0.20)	20.49	(8.12)	(8.43)	1.27	0.95	0.11	0.43	32,272	—
Year ended May 31, 2019	23.14	0.23	(0.69	)(i)	—	(0.46)	(0.16)	—	—		(0.16)	22.52	(2.03)	(1.94)	1.27	0.95	0.68	1.01	21,956	—
Year ended May 31, 2018(n)	27.22	0.03	(4.11)		—	(4.08)	—	—	—		—	23.14	(14.99)	(15.14)	1.22	0.95	(0.15)	0.11	19,089	—
Short FTSE China 50
Year ended May 31, 2022	14.18	(0.15)	3.06		—	2.91	—	—	—		—	17.09	20.55	20.62	2.06	0.95	(2.00)	(0.89)	6,836	—
Year ended May 31, 2021	18.64	(0.14)	(4.32)		—	(4.46)	—	—	—		—	14.18	(23.94)	(24.08)	2.34	0.95	(2.33)	(0.94)	2,835	—
Year ended May 31, 2020	20.20	0.05	(1.46)		—	(1.41)	(0.14)	—	(0.01	)#	(0.15)	18.64	(6.97)	(6.84)	1.98	0.95	(0.75)	0.28	6,524	—
Year ended May 31, 2019	18.57	0.19	1.53		—	1.72	(0.09)	—	—		(0.09)	20.20	9.30	9.77	2.05	0.95	(0.15)	0.95	8,079	—
Year ended May 31, 2018	23.07	0.02	(4.52)		—	(4.50)	—	—	—		—	18.57	(19.52)	(20.01)	2.00	0.95	(0.94)	0.11	5,570	—
Short High Yield
Year ended May 31, 2022	18.23	(0.14)	0.35		—	0.21	—	—	—		—	18.44	1.17	1.26	1.03	0.95	(0.87)	(0.79)	343,042	—
Year ended May 31, 2021	20.88	(0.18)	(2.47)		—	(2.65)	—	—	—		—	18.23	(12.70)	(12.70)	1.05	0.95	(1.01)	(0.91)	54,685	—
Year ended May 31, 2020	22.17	0.10	(1.17)		—	(1.07)	(0.21)	—	(0.01	)#	(0.22)	20.88	(4.83)	(4.81)	1.02	0.95	0.42	0.48	119,021	—
Year ended May 31, 2019	23.25	0.24	(1.10)		—	(0.86)	(0.22)	—	—		(0.22)	22.17	(3.75)	(3.89)	1.00	0.95	1.00	1.05	113,047	—
Year ended May 31, 2018	23.58	0.08	(0.41)		—	(0.33)	— (h)	—	—		— (h)	23.25	(1.37)	(1.38)	0.99	0.95	0.29	0.33	140,683	—
See accompanying notes to the financial statements.

234 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short MidCap400
Year ended May 31, 2022	$24.32	$(0.21)	$0.62	$—	$0.41	$—	$—	$—		$—	$24.73	1.68%	1.73%	1.53%	0.95%	(1.46)%	(0.88)%	$12,206	—%
Year ended May 31, 2021	40.36	(0.30)	(15.74)	—	(16.04)	—	—	—		—	24.32	(39.75)	(39.76)	1.22	0.95	(1.21)	(0.94)	12,004	—
Year ended May 31, 2020	46.08	0.09	(5.33)	—	(5.24)	(0.46)	—	(0.02	)#	(0.48)	40.36	(11.42)	(11.51)	1.37	0.95	(0.22)	0.20	31,022	—
Year ended May 31, 2019	43.50	0.57	2.32 (i)	—	2.89	(0.31)	—	—		(0.31)	46.08	6.65	6.74	1.38	0.95	0.84	1.28	14,683	—
Year ended May 31, 2018(m)	50.02	0.09	(6.61)	—	(6.52)	—	—	—		—	43.50	(13.03)	(13.16)	1.40	0.95	(0.25)	0.20	10,600	—
Short MSCI EAFE
Year ended May 31, 2022	18.19	(0.15)	1.50 (i)	—	1.35	—	—	—		—	19.54	7.41	7.43	1.22	0.95	(1.06)	(0.79)	64,958	—
Year ended May 31, 2021	26.23	(0.21)	(7.83)	—	(8.04)	—	—	—		—	18.19	(30.66)	(30.69)	1.28	0.95	(1.26)	(0.93)	9,549	—
Year ended May 31, 2020	27.52	0.11	(1.10)	—	(0.99)	(0.29)	—	(0.01	)#	(0.30)	26.23	(3.54)	(3.55)	1.15	0.95	0.19	0.39	45,247	—
Year ended May 31, 2019	25.74	0.32	1.64	—	1.96	(0.18)	—	—		(0.18)	27.52	7.62	7.72	1.12	0.95	1.00	1.16	40,588	—
Year ended May 31, 2018	27.79	0.04	(2.09)	—	(2.05)	—	—	—		—	25.74	(7.38)	(7.42)	1.22	0.95	(0.12)	0.15	18,662	—
Short MSCI Emerging Markets
Year ended May 31, 2022	11.86	(0.11)	2.36	—	2.25	—	—	—		—	14.11	19.04	18.97	1.19	0.95	(1.12)	(0.87)	43,046	—
Year ended May 31, 2021	18.52	(0.13)	(6.53)	—	(6.66)	—	—	—		—	11.86	(35.98)	(35.96)	1.12	0.95	(1.10)	(0.93)	20,747	—
Year ended May 31, 2020	19.50	0.11	(0.89)	—	(0.78)	(0.18)	—	(0.02	)#	(0.20)	18.52	(3.96)	(3.83)	1.05	0.95	0.47	0.57	87,971	—
Year ended May 31, 2019	18.24	0.21	1.28	—	1.49	(0.23)	—	—		(0.23)	19.50	8.11	7.97	0.99	0.95	1.02	1.06	95,536	—
Year ended May 31, 2018	21.06	0.04	(2.86)	—	(2.82)	—	—	—		—	18.24	(13.39)	(13.39)	0.98	0.95	0.19	0.22	156,881	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 235

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short QQQ
Year ended May 31, 2022	$13.22	$(0.10)	$0.14	$—	$0.04	$—	$—	$—		$—	$13.26	0.35%	0.38%	1.00%	0.95%	(0.87)%	(0.82)%	$1,083,760	—%
Year ended May 31, 2021	20.33	(0.13)	(6.98)	—	(7.11)	—	—	—		—	13.22	(34.99)	(35.09)	1.00	0.95	(0.90)	(0.85)	595,528	—
Year ended May 31, 2020	30.49	0.24	(10.03)	—	(9.79)	(0.33)	—	(0.04	)#	(0.37)	20.33	(32.40)	(32.33)	1.02	0.95	0.86	0.92	502,349	—
Year ended May 31, 2019	32.17	0.46	(1.75)	—	(1.29)	(0.39)	—	—		(0.39)	30.49	(4.03)	(3.97)	1.01	0.95	1.42	1.48	652,888	—
Year ended May 31, 2018	39.55	0.16	(7.49)	—	(7.33)	(0.05)	—	—		(0.05)	32.17	(18.55)	(18.62)	1.01	0.95	0.37	0.43	330,128	—
Short Real Estate
Year ended May 31, 2022(ii)	19.13	(0.15)	(0.91)	—	(1.06)	—	—	—		—	18.07	(5.55)	(5.34)	1.74	0.95	(1.63)	(0.84)	16,259	—
Year ended May 31, 2021(ii)	26.61	(0.22)	(7.26)	—	(7.48)	—	—	—		—	19.13	(28.07)	(28.20)	1.37	0.95	(1.35)	(0.94)	7,652	—
Year ended May 31, 2020(ii)	28.38	0.02	(1.53)	—	(1.51)	(0.24)	—	(0.02	)#	(0.26)	26.61	(5.31)	(5.43)	1.60	0.95	(0.57)	0.08	27,274	—
Year ended May 31, 2019(ii)	32.50	0.35	(4.25)	—	(3.90)	(0.22)	—	—		(0.22)	28.38	(12.06)	(11.88)	1.70	0.95	0.40	1.14	8,513	—
Year ended May 31, 2018(ii)	33.53	0.04	(1.07)	—	(1.03)	—	—	—		—	32.50	(3.07)	(3.19)	1.39	0.95	(0.33)	0.11	9,750	—
Short Russell2000
Year ended May 31, 2022	21.42	(0.18)	2.85	—	2.67	—	—	—		—	24.09	12.47	12.62	1.00	0.95	(0.87)	(0.82)	453,284	—
Year ended May 31, 2021	38.01	(0.24)	(16.35)	—	(16.59)	—	—	—		—	21.42	(43.66)	(43.71)	1.02	0.95	(0.92)	(0.85)	273,412	—
Year ended May 31, 2020	42.76	0.26	(4.49)	—	(4.23)	(0.47)	—	(0.05	)#	(0.52)	38.01	(9.94)	(9.96)	1.03	0.95	0.55	0.63	485,265	—
Year ended May 31, 2019	39.36	0.58	3.29	—	3.87	(0.47)	—	—		(0.47)	42.76	9.89	9.98	1.02	0.95	1.36	1.43	351,303	—
Year ended May 31, 2018	47.91	0.19	(8.67)	—	(8.48)	(0.07)	—	—		(0.07)	39.36	(17.71)	(17.75)	1.02	0.95	0.37	0.44	248,618	—
See accompanying notes to the financial statements.

236 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short S&P500®
Year ended May 31, 2022	$15.77	$(0.11)	$(0.43)	$—	$(0.54)	$—	$—	$—		$—	$15.23	(3.46)%	(3.55)%	0.89%	0.89%	(0.76)%	(0.76)%	$2,350,459	—%
Year ended May 31, 2021	22.96	(0.15)	(7.04)	—	(7.19)	—	—	—		—	15.77	(31.31)	(31.38)	0.88	0.88	(0.77)	(0.77)	1,404,720	—
Year ended May 31, 2020	28.53	0.16	(5.38)	—	(5.22)	(0.32)	—	(0.03	)#	(0.35)	22.96	(18.45)	(18.40)	0.90	0.90	0.63	0.63	3,697,429	—
Year ended May 31, 2019	29.53	0.44	(1.06)	—	(0.62)	(0.38)	—	—		(0.38)	28.53	(2.10)	(2.10)	0.89	0.89	1.52	1.52	2,060,778	—
Year ended May 31, 2018	33.69	0.15	(4.25)	—	(4.10)	(0.06)	—	—		(0.06)	29.53	(12.20)	(12.18)	0.89	0.89	0.46	0.46	1,374,040	—
Short SmallCap600
Year ended May 31, 2022	17.35	(0.15)	0.76	—	0.61	—	—	—		—	17.96	3.51	3.57	2.32	0.95	(2.22)	(0.85)	7,071	—
Year ended May 31, 2021	32.60	(0.23)	(15.02)	—	(15.25)	—	—	—		—	17.35	(46.78)	(46.75)	1.66	0.95	(1.65)	(0.94)	4,662	—
Year ended May 31, 2020	34.96	— (h)	(2.08)	—	(2.08)	(0.27)	—	(0.01	)#	(0.28)	32.60	(5.93)	(5.96)	2.21	0.95	(1.27)	(0.01)	13,651	—
Year ended May 31, 2019	31.57	0.35	3.19	—	3.54	(0.15)	—	—		(0.15)	34.96	11.22	11.11	2.63	0.95	(0.59)	1.08	4,149	—
Year ended May 31, 2018	39.09	0.04	(7.56)	—	(7.52)	—	—	—		—	31.57	(19.25)	(19.31)	1.68	0.95	(0.62)	0.11	3,747	—
Ultra 7-10 Year Treasury
Year ended May 31, 2022	67.14	(0.06)	(11.92)	—	(11.98)	(0.14)	—	—		(0.14)	55.02	(17.88)	(18.01)	1.41	0.95	(0.55)	(0.09)	17,882	57
Year ended May 31, 2021	75.97	0.29	(8.79)	—	(8.50)	(0.33)	—	—		(0.33)	67.14	(11.23)	(11.19)	1.25	0.95	0.09	0.39	18,464	56
Year ended May 31, 2020	60.72	0.68	15.28	—	15.96	(0.71)	—	—		(0.71)	75.97	26.49	26.24	1.20	0.95	0.77	1.02	34,187	193
Year ended May 31, 2019	54.31	0.94	6.56	—	7.50	(1.09)	—	—		(1.09)	60.72	14.05	14.70	1.18	0.95	1.50	1.73	24,289	327
Year ended May 31, 2018	59.02	0.63	(4.76)	—	(4.13)	(0.58)	—	—		(0.58)	54.31	(7.03)	(7.25)	1.12	0.95	0.94	1.12	24,440	234
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 237

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra 20+ Year Treasury
Year ended May 31, 2022	$48.00	$(0.25)	$(14.09)		$—	$(14.34)	$—	$—	$—	$—	$33.66	(29.86)%	(29.47)%	1.11%	0.95%	(0.66)%	(0.50)%	$36,189	58%
Year ended May 31, 2021(u)	66.77	(0.17)	(18.60)		—	(18.77)	—	—	—	—	48.00	(28.12)	(28.26)	1.14	0.95	(0.47)	(0.28)	28,797	5
Year ended May 31, 2020(u)	44.89	0.46	22.16		—	22.62	(0.74)	—	—	(0.74)	66.77	50.92	49.64	1.17	0.95	0.61	0.84	50,076	292
Year ended May 31, 2019(u)	38.47	0.70	6.34		—	7.04	(0.62)	—	—	(0.62)	44.89	18.62	20.55	1.26	0.95	1.55	1.86	31,423	264
Year ended May 31, 2018(u)	40.03	0.54	(1.59)		—	(1.05)	(0.51)	—	—	(0.51)	38.47	(2.64)	(3.29)	1.14	0.95	1.17	1.36	23,085	75
Ultra Basic Materials
Year ended May 31, 2022(mm)	26.79	0.16	(0.02)		—	0.14	(0.16)	—	—	(0.16)	26.77	0.54	0.22	1.10	0.95	0.50	0.65	62,229	5
Year ended May 31, 2021(mm)	11.08	0.08	15.72		—	15.80	(0.09)	—	—	(0.09)	26.79	143.30	143.29	1.15	0.95	0.25	0.45	104,477	12
Year ended May 31, 2020(mm)	11.89	0.15	(0.77)		—	(0.62)	(0.19)	—	—	(0.19)	11.08	(5.43)	(5.04)	1.23	0.95	0.85	1.13	27,696	6
Year ended May 31, 2019(mm)	17.19	0.19	(5.36)		—	(5.17)	(0.13)	—	—	(0.13)	11.89	(30.15)	(30.33)	1.16	0.95	1.07	1.27	35,681	38
Year ended May 31, 2018(mm)	13.79	0.10	3.39		—	3.49	(0.09)	—	—	(0.09)	17.19	25.23	25.89	1.11	0.95	0.45	0.61	60,156	11
Ultra Consumer Goods
Year ended May 31, 2022(jj)	22.44	0.09	(1.56)		—	(1.47)	(0.07)	—	—	(0.07)	20.90	(6.57)	(6.61)	1.80	0.95	(0.50)	0.35	8,362	9
Year ended May 31, 2021(jj)	10.78	0.05	11.67		—	11.72	(0.06)	—	—	(0.06)	22.44	109.16	108.35	1.94	0.95	(0.69)	0.30	13,463	4
Year ended May 31, 2020(jj)	9.92	0.15	0.83		—	0.98	(0.12)	—	—	(0.12)	10.78	9.90	10.30	2.71	0.95	(0.45)	1.31	5,389	23
Year ended May 31, 2019(jj)	9.85	0.18	(0.04	)(i)	—	0.14	(0.07)	—	—	(0.07)	9.92	1.54	1.83	2.35	0.95	0.36	1.76	6,946	3
Year ended May 31, 2018(jj)	11.32	0.13	(1.52)		—	(1.39)	(0.08)	—	—	(0.08)	9.85	(12.45)	(13.15)	1.71	0.95	0.36	1.12	9,846	8
See accompanying notes to the financial statements.

238 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Consumer Services
Year ended May 31, 2022(kk)	$48.65	$(0.16)	$(19.28)	$—	$(19.44)	$—	$—	$—	$—	$29.21	(39.97)%	(39.99)%	1.32%	0.95%	(0.71)%	(0.35)%	$13,874	18%
Year ended May 31, 2021(u)(kk)	26.35	(0.16)	22.46	—	22.30	—	—	—	—	48.65	84.62	86.48	1.40	0.95	(0.85)	(0.40)	31,622	5
Year ended May 31, 2020(u)(kk)	24.45	0.03	1.93	—	1.96	(0.06)	—	—	(0.06)	26.35	8.01	6.98	1.51	0.95	(0.45)	0.11	18,447	37
Year ended May 31, 2019(u)(kk)	21.69	0.03	2.76	—	2.79	(0.03)	—	—	(0.03)	24.45	12.92	12.99	1.35	0.95	(0.30)	0.10	22,009	9
Year ended May 31, 2018(u)(kk)	17.65	0.03	4.04	—	4.07	(0.03)	—	—	(0.03)	21.69	23.05	24.53	1.47	0.95	(0.38)	0.14	23,856	8
Ultra Dow30SM
Year ended May 31, 2022	72.22	0.43	(7.05)	—	(6.62)	(0.25)	—	—	(0.25)	65.35	(9.21)	(9.21)	0.95	0.95	0.59	0.59	385,592	4
Year ended May 31, 2021	39.44	0.26	32.60	—	32.86	(0.08)	—	—	(0.08)	72.22	83.38	83.65	0.96	0.95	0.47	0.49	498,320	18
Year ended May 31, 2020	42.44	0.55	(3.17)	—	(2.62)	(0.38)	—	—	(0.38)	39.44	(6.20)	(6.29)	0.98	0.95	1.15	1.18	297,783	31
Year ended May 31, 2019	42.33	0.46	0.01	—	0.47	(0.36)	—	—	(0.36)	42.44	1.08	1.13	0.97	0.95	1.01	1.03	318,329	35
Year ended May 31, 2018(o)	31.66	0.32	10.63	—	10.95	(0.28)	—	—	(0.28)	42.33	34.72	34.67	0.96	0.95	0.80	0.81	421,225	6
Ultra Financials
Year ended May 31, 2022	63.67	0.22	(6.71)	—	(6.49)	(0.18)	(3.10)	—	(3.28)	53.90	(11.16)	(11.22)	0.95	0.95	0.35	0.35	671,523	9
Year ended May 31, 2021	29.48	0.17	34.21	—	34.38	(0.19)	—	—	(0.19)	63.67	117.16	117.29	0.95	0.95	0.40	0.40	923,717	7
Year ended May 31, 2020	40.74	0.45	(11.19)	—	(10.74)	(0.52)	—	—	(0.52)	29.48	(26.67)	(26.57)	0.97	0.95	1.02	1.04	448,299	21
Year ended May 31, 2019	41.06	0.43	(0.30)	—	0.13	(0.45)	—	—	(0.45)	40.74	0.42	0.40	0.95	0.95	1.05	1.06	735,704	10
Year ended May 31, 2018(o)	31.67	0.34	9.31	—	9.65	(0.26)	—	—	(0.26)	41.06	30.49	30.49	0.95	0.95	0.86	0.86	883,120	3
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 239

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra FTSE China 50
Year ended May 31, 2022	$70.23	$(0.44)	$(40.01)	$—	$(40.45)	$—	$—	$—	$—	$29.78	(57.59)%	(57.66)%	1.49%	0.95%	(1.47)%	(0.93)%	$10,424	—%
Year ended May 31, 2021	50.40	(0.66)	20.49	—	19.83	—	—	—	—	70.23	39.33	39.60	1.19	0.95	(1.18)	(0.95)	28,091	—
Year ended May 31, 2020	58.75	0.09	(5.94)	—	(5.85)	(2.50)	—	—	(2.50)	50.40	(10.42)	(10.64)	1.95	0.95	(0.86)	0.15	20,162	—
Year ended May 31, 2019	82.45	0.47	(23.25)	—	(22.78)	(0.18)	(0.74)	—	(0.92)	58.75	(27.63)	(27.37)	1.19	0.95	0.47	0.70	38,189	—
Year ended May 31, 2018	61.80	(0.24)	20.89	—	20.65	—	—	—	—	82.45	33.41	32.72	1.11	0.95	(0.46)	(0.30)	43,285	—
Ultra FTSE Europe
Year ended May 31, 2022	69.86	(0.59)	(16.34)	—	(16.93)	—	—	—	—	52.93	(24.25)	(24.74)	2.61	0.95	(2.56)	(0.90)	3,969	—
Year ended May 31, 2021	35.00	(0.47)	35.33	—	34.86	—	—	—	—	69.86	99.64	100.63	2.94	0.95	(2.93)	(0.95)	5,239	—
Year ended May 31, 2020	43.65	0.09	(8.46)	—	(8.37)	(0.28)	—	—	(0.28)	35.00	(19.36)	(18.74)	2.33	0.95	(1.18)	0.20	3,500	—
Year ended May 31, 2019	55.05	0.28	(10.16)	—	(9.88)	(0.13)	(1.39)	—	(1.52)	43.65	(17.51)	(18.68)	1.77	0.95	(0.24)	0.58	5,456	—
Year ended May 31, 2018	51.03	(0.09)	4.11	—	4.02	—	—	—	—	55.05	7.88	9.22	1.37	0.95	(0.58)	(0.16)	11,010	—
Ultra Health Care
Year ended May 31, 2022	88.41	0.23	3.95	—	4.18	(0.16)	—	—	(0.16)	92.43	4.70	4.60	1.02	0.95	0.17	0.24	117,843	12
Year ended May 31, 2021(z)	61.51	0.12	26.86	—	26.98	(0.08)	—	—	(0.08)	88.41	43.89	43.81	1.04	0.95	0.07	0.17	130,405	4
Year ended May 31, 2020(z)	46.34	0.35	15.01	—	15.36	(0.19)	—	—	(0.19)	61.51	33.26	33.58	1.08	0.95	0.50	0.63	110,716	21
Year ended May 31, 2019(z)	43.63	0.29	2.59 (i)	—	2.88	(0.17)	—	—	(0.17)	46.34	6.58	6.48	1.05	0.95	0.47	0.57	99,639	11
Year ended May 31, 2018(z)	36.46	0.17	7.08	—	7.25	(0.08)	—	—	(0.08)	43.63	19.90	20.43	1.06	0.95	0.29	0.40	89,443	6
See accompanying notes to the financial statements.

240 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra High Yield
Year ended May 31, 2022	$75.77	$(0.71)	$(7.39)	$—	$(8.10)	$—	$(0.25)	$—	$(0.25)	$67.42	(10.74)%	(10.63)%	1.17%	0.95%	(1.15)%	(0.93)%	$20,227	—%
Year ended May 31, 2021	64.18	(0.63)	14.17	—	13.54	(1.95)	—	—	(1.95)	75.77	21.27	21.30	1.95	0.97	(1.84)	(0.86)	28,414	—
Year ended May 31, 2020	66.69	1.16	(0.95)	—	0.21	(2.72)	—	—	(2.72)	64.18	0.03	0.34	2.86	1.04	(0.13)	1.70	4,813	—
Year ended May 31, 2019	63.95	1.93	2.74	—	4.67	(1.93)	—	—	(1.93)	66.69	7.47	7.79	5.64	0.95	(1.74)	2.95	3,334	1
Year ended May 31, 2018	65.06	1.82	(1.11)	—	0.71	(1.82)	—	—	(1.82)	63.95	1.09	1.58	5.35	0.95	(1.61)	2.79	3,198	—
Ultra Industrials
Year ended May 31, 2022	33.02	0.01	(9.17)	—	(9.16)	(0.01)	—	—	(0.01)	23.85	(27.77)	(27.70)	1.32	0.95	(0.33)	0.05	16,694	9
Year ended May 31, 2021(dd)	14.84	0.02	18.20	—	18.22	(0.04)	—	—	(0.04)	33.02	123.00	122.38	1.55	0.95	(0.53)	0.07	40,451	3
Year ended May 31, 2020(dd)	17.09	0.14	(2.26)	—	(2.12)	(0.13)	—	—	(0.13)	14.84	(12.47)	(12.37)	1.61	0.95	0.09	0.74	14,838	31
Year ended May 31, 2019(dd)	17.59	0.12	(0.53)	—	(0.41)	(0.09)	—	—	(0.09)	17.09	(2.29)	(2.20)	1.43	0.95	0.21	0.70	18,804	5
Year ended May 31, 2018(dd)	14.16	0.07	3.40	—	3.47	(0.04)	—	—	(0.04)	17.59	24.50	24.44	1.40	0.95	(0.03)	0.43	26,392	6
Ultra MidCap400
Year ended May 31, 2022	65.80	0.18	(11.82)	—	(11.64)	(0.13)	—	—	(0.13)	54.03	(17.73)	(17.75)	0.99	0.95	0.24	0.28	122,914	52
Year ended May 31, 2021	28.58	0.06	37.24	—	37.30	(0.08)	—	—	(0.08)	65.80	130.66	130.86	1.06	0.95	0.04	0.15	189,162	18
Year ended May 31, 2020	35.41	0.26	(6.77)	—	(6.51)	(0.32)	—	—	(0.32)	28.58	(18.51)	(18.50)	1.06	0.95	0.58	0.69	105,036	73
Year ended May 31, 2019	42.46	0.22	(7.07)	—	(6.85)	(0.20)	—	—	(0.20)	35.41	(16.13)	(16.26)	1.04	0.95	0.47	0.56	130,137	31
Year ended May 31, 2018(o)	33.70	0.15	8.71	—	8.86	(0.10)	—	—	(0.10)	42.46	26.30	26.46	1.02	0.95	0.32	0.39	153,913	42
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 241

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI Brazil Capped
Year ended May 31, 2022	$37.27	$(0.27)	$(4.27)	$—	$(4.54)	$—	$—	$—	$—	$32.73	(12.21)%	(11.88)%	2.22%	0.95%	(2.17)%	(0.90)%	$9,543	—%
Year ended May 31, 2021	20.23	(0.27)	17.31	—	17.04	—	—	—	—	37.27	84.28	85.11	2.00	0.95	(2.00)	(0.95)	7,140	—
Year ended May 31, 2020	70.62	0.06	(50.07)	—	(50.01)	(0.38)	—	—	(0.38)	20.23	(71.21)	(71.30)	2.10	0.96	(1.03)	0.10	4,886	—
Year ended May 31, 2019	57.70	0.33	12.77	—	13.10	(0.18)	—	—	(0.18)	70.62	22.70	21.48	1.70	0.95	(0.22)	0.53	8,231	—
Year ended May 31, 2018	59.23	(0.07)	(1.46)	—	(1.53)	—	—	—	—	57.70	(2.59)	(1.67)	1.26	0.95	(0.40)	(0.09)	9,611	—
Ultra MSCI EAFE
Year ended May 31, 2022	52.83	(0.45)	(12.10)	—	(12.55)	—	—	—	—	40.28	(23.76)	(23.48)	1.68	0.95	(1.64)	(0.91)	9,064	—
Year ended May 31, 2021	28.74	(0.39)	24.48	—	24.09	—	—	—	—	52.83	83.86	82.35	1.56	0.95	(1.56)	(0.95)	13,208	—
Year ended May 31, 2020	34.62	0.01	(5.77)	—	(5.76)	(0.12)	—	—	(0.12)	28.74	(16.71)	(16.08)	2.22	0.95	(1.23)	0.04	3,592	—
Year ended May 31, 2019	41.92	0.15	(7.38)	—	(7.23)	(0.07)	—	—	(0.07)	34.62	(17.25)	(17.54)	1.72	0.95	(0.37)	0.41	6,058	—
Year ended May 31, 2018(o)	37.71	(0.09)	4.30	—	4.21	—	—	—	—	41.92	11.17	11.29	1.35	0.95	(0.62)	(0.22)	11,528	—
Ultra MSCI Emerging Markets
Year ended May 31, 2022	105.83	(0.80)	(42.13)	—	(42.93)	—	—	—	—	62.90	(40.57)	(40.56)	1.09	0.95	(1.05)	(0.90)	26,731	—
Year ended May 31, 2021	51.04	(0.87)	55.66	—	54.79	—	—	—	—	105.83	107.34	107.36	1.09	0.95	(1.08)	(0.95)	92,605	—
Year ended May 31, 2020	65.46	0.22	(13.61)	—	(13.39)	(1.03)	—	—	(1.03)	51.04	(20.88)	(20.89)	1.39	0.95	(0.10)	0.34	12,761	—
Year ended May 31, 2019	85.50	0.63	(20.46)	—	(19.83)	(0.21)	—	—	(0.21)	65.46	(23.20)	(23.21)	1.13	0.95	0.69	0.87	36,005	—
Year ended May 31, 2018	70.55	(0.11)	15.06	—	14.95	—	—	—	—	85.50	21.20	21.43	1.06	0.95	(0.23)	(0.13)	51,299	—
See accompanying notes to the financial statements.

242 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI Japan
Year ended May 31, 2022	$47.18	$(0.33)	$(13.94)		$—	$(14.27)	$—	$—	$—	$—	$32.91	(30.24)%	(30.26)%	2.25%	0.96%	(2.05)%	(0.76)%	$5,760	579%
Year ended May 31, 2021	31.35	(0.39)	16.22		—	15.83	—	—	—	—	47.18	50.48	50.81	2.34	0.95	(2.34)	(0.95)	5,897	—
Year ended May 31, 2020	30.01	(0.09)	1.48		—	1.39	(0.04)	—	(0.01)	(0.05)	31.35	4.61	4.49	2.33	0.95	(1.66)	(0.28)	3,919	—
Year ended May 31, 2019	41.94	0.14	(10.73)		—	(10.59)	(0.06)	(1.28)	—	(1.34)	30.01	(25.03)	(25.04)	4.18	0.95	(2.82)	0.41	5,251	—
Year ended May 31, 2018(o)	34.24	(0.10)	7.80		—	7.70	—	—	—	—	41.94	22.51	22.82	1.42	0.95	(0.71)	(0.25)	9,437	—
Ultra Nasdaq Biotechnology
Year ended May 31, 2022	84.53	(0.23)	(36.26)		—	(36.49)	—	—	—	—	48.04	(43.17)	(43.05)	1.08	0.95	(0.41)	(0.28)	93,685	27
Year ended May 31, 2021	70.76	(0.36)	14.13		—	13.77	—	—	—	—	84.53	19.46	19.50	1.08	0.95	(0.58)	(0.45)	287,388	27
Year ended May 31, 2020	43.67	(0.09)	27.18		—	27.09	—	—	—	—	70.76	62.03	61.87	1.10	0.95	(0.31)	(0.17)	183,980	37
Year ended May 31, 2019	55.88	(0.13)	(12.08)		—	(12.21)	—	—	—	—	43.67	(21.85)	(21.82)	1.06	0.95	(0.35)	(0.24)	207,454	31
Year ended May 31, 2018	45.61	(0.21)	10.48		—	10.27	—	—	—	—	55.88	22.54	22.71	1.04	0.95	(0.46)	(0.37)	363,252	25
Ultra Nasdaq Cloud Computing
Year ended May 31, 2022	39.18	(0.16)	(20.72)		—	(20.88)	—	—	—	—	18.30	(53.30)	(53.81)	3.49	0.95	(2.96)	(0.43)	1,830	74
January 19, 2021* through May 31, 2021	40.00	(0.09)	(0.73	)(i)	—	(0.82)	—	—	—	—	39.18	(2.04)	(0.95)	3.85	0.95	(3.47)	(0.57)	1,959	6

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 243

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Nasdaq Cybersecurity
Year ended May 31, 2022	$37.53	$(0.41)	$(5.77)	$—	$(6.18)	$—	$(0.24)	$—	$(0.24)	$31.11	(16.75)%	(16.09)%	2.07%	0.95%	(2.01)%	(0.89)%	$2,333	—%
January 19, 2021* through May 31, 2021	40.00	(0.13)	(2.34)	—	(2.47)	—	—	—	—	37.53	(6.15)	(6.40)	3.52	0.95	(3.52)	(0.95)	2,815	—
Ultra Oil & Gas
Year ended May 31, 2022(mm)	16.69	0.43	27.11	—	27.54	(0.52)	—	—	(0.52)	43.71	168.23	167.93	0.99	0.95	1.95	1.99	218,701	31
Year ended May 31, 2021 (ee)(mm)	10.00	0.31	6.71	—	7.02	(0.33)	—	—	(0.33)	16.69	73.14	72.84	1.03	0.95	2.84	2.92	211,207	24
Year ended May 31, 2020 (s)(ee)(mm)	29.90	0.62	(19.79)	—	(19.17)	(0.73)	—	—	(0.73)	10.00	(65.49)	(65.44)	1.14	0.95	3.27	3.47	116,476	4
Year ended May 31, 2019 (s)(ee)(mm)	54.14	0.70	(24.23)	—	(23.53)	(0.71)	—	—	(0.71)	29.90	(43.83)	(43.77)	1.07	0.95	1.53	1.65	71,168	14
Year ended May 31, 2018 (s)(ee)(mm)	40.22	0.85	13.94	—	14.79	(0.87)	—	—	(0.87)	54.14	37.30	37.33	1.04	0.95	1.83	1.92	126,699	14
Ultra QQQ
Year ended May 31, 2022	63.62	(0.22)	(12.72)	—	(12.94)	—	—	—	—	50.68	(20.35)	(20.44)	0.98	0.95	(0.33)	(0.30)	3,679,324	54
Year ended May 31, 2021(u)(ee)	32.93	(0.17)	30.86	—	30.69	—	—	—	—	63.62	93.20	93.78	0.97	0.95	(0.35)	(0.33)	4,294,521	8
Year ended May 31, 2020(u)(ee)	20.83	—	12.13	—	12.13	(0.03)	—	—	(0.03)	32.93	58.25	58.04	0.99	0.95	(0.04)	0.01	2,371,112	33
Year ended May 31, 2019(u)(ee)	21.23	0.03	(0.40)	—	(0.37)	(0.03)	—	—	(0.03)	20.83	(1.74)	(1.92)	0.99	0.95	0.10	0.13	1,691,571	7
Year ended May 31, 2018 (l)(u)(ee)	15.19	(0.01)	6.05	—	6.04	— (h)	—	—	— (h)	21.23	39.75	39.85	0.99	0.95	(0.07)	(0.03)	1,783,133	2

*  Commencement of investment operations.

See accompanying notes to the financial statements.

244 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Real Estate
Year ended May 31, 2022	$84.64	$0.63	$(1.66)		$—	$(1.03)	$(0.68)	$—	$—	$(0.68)	$82.93	(1.39)%	(1.59)%	1.04%	0.95%	0.56%	0.65%	$102,313	10%
Year ended May 31, 2021	51.66	0.56	32.86		—	33.42	(0.44)	—	—	(0.44)	84.64	65.16	65.51	1.07	0.95	0.77	0.89	117,124	6
Year ended May 31, 2020	75.11	1.16	(23.52)		—	(22.36)	(1.09)	—	—	(1.09)	51.66	(30.18)	(30.15)	1.06	0.95	1.40	1.51	76,646	41
Year ended May 31, 2019	61.06	1.26	13.65		—	14.91	(0.86)	—	—	(0.86)	75.11	24.82	24.75	1.04	0.95	1.79	1.88	137,733	6
Year ended May 31, 2018(l)	60.63	1.06	(0.01	)(i)	—	1.05	(0.62)	—	—	(0.62)	61.06	1.68	1.64	1.03	0.95	1.63	1.71	131,803	4
Ultra Russell2000
Year ended May 31, 2022	57.80	(0.03)	(20.67)		—	(20.70)	—	—	—	—	37.10	(35.82)	(35.93)	1.31	0.95	(0.42)	(0.06)	181,770	47
Year ended May 31, 2021(ee)	23.09	(0.11)	34.83		—	34.72	(0.01)	—	—	(0.01)	57.80	150.40	151.15	1.15	0.95	(0.44)	(0.24)	742,689	20
Year ended May 31, 2020(ee)	30.32	0.16	(7.18)		—	(7.02)	(0.21)	—	—	(0.21)	23.09	(23.32)	(23.49)	1.24	0.95	0.21	0.51	124,664	73
Year ended May 31, 2019(ee)	39.40	0.16	(9.11)		—	(8.95)	(0.13)	—	—	(0.13)	30.32	(22.70)	(22.78)	1.25	0.95	0.14	0.44	160,681	41
Year ended May 31, 2018(l)(ee)	28.24	0.06	11.14		—	11.20	(0.04)	—	—	(0.04)	39.40	39.66	39.78	1.37	0.95	(0.24)	0.18	263,967	15
Ultra S&P500®
Year ended May 31, 2022(kk)	57.13	0.20	(3.32)		—	(3.12)	(0.13)	—	—	(0.13)	53.88	(5.49)	(5.53)	0.89	0.89	0.31	0.32	3,424,199	19
Year ended May 31, 2021(u)(kk)	30.42	0.16	26.63		—	26.79	(0.08)	—	—	(0.08)	57.13	88.11	88.62	0.89	0.89	0.38	0.38	3,827,456	3
Year ended May 31, 2020(u)(kk)	27.69	0.28	2.63		—	2.91	(0.18)	—	—	(0.18)	30.42	10.56	10.46	0.91	0.91	0.88	0.88	2,165,829	46
Year ended May 31, 2019(u)(kk)	27.60	0.25	0.03	(i)	—	0.28	(0.19)	—	—	(0.19)	27.69	1.04	1.00	0.90	0.90	0.87	0.87	2,215,265	5
Year ended May 31, 2018(u)(kk)	22.15	0.19	5.38		—	5.57	(0.12)	—	—	(0.12)	27.60	25.17	25.13	0.90	0.90	0.72	0.72	2,340,284	3
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 245

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Semiconductors
Year ended May 31, 2022	$31.37	$(0.03)	$(3.05)	$—	$(3.08)	$—	$—	$—	$—	$28.29	(9.81)%	(9.79)%	0.97%	0.95%	(0.09)%	(0.07)%	$247,580	83%
Year ended May 31, 2021(dd)	13.86	— (h)	17.53	—	17.53	(0.02)	—	—	(0.02)	31.37	126.56	127.69	1.01	0.95	(0.07)	(0.01)	253,317	11
Year ended May 31, 2020(dd)	8.19	0.10	5.68	—	5.78	(0.11)	—	—	(0.11)	13.86	70.79	69.70	1.11	0.95	0.63	0.80	77,624	58
Year ended May 31, 2019(dd)	12.28	0.10	(4.11)	—	(4.01)	(0.08)	—	—	(0.08)	8.19	(32.72)	(32.67)	1.13	0.95	0.84	1.02	38,511	38
Year ended May 31, 2018(o)(dd)	7.50	0.06	4.76	—	4.82	(0.04)	—	—	(0.04)	12.28	64.38	64.91	1.09	0.95	0.51	0.65	79,845	18
Ultra SmallCap600
Year ended May 31, 2022	31.80	0.02	(6.96)	—	(6.94)	—	—	—	—	24.86	(21.84)	(21.78)	1.29	0.95	(0.26)	0.08	32,935	27
Year ended May 31, 2021(ff)	11.58	(0.02)	20.25	—	20.23	(0.01)	—	—	(0.01)	31.80	174.63	173.87	1.35	0.95	(0.51)	(0.11)	46,109	17
Year ended May 31, 2020(ff)	16.91	0.10	(5.36)	—	(5.26)	(0.07)	—	—	(0.07)	11.58	(31.26)	(30.98)	1.59	0.95	(0.08)	0.56	14,478	53
Year ended May 31, 2019(ff)	22.73	0.09	(5.86)	—	(5.77)	(0.05)	—	—	(0.05)	16.91	(25.36)	(25.80)	1.35	0.95	0.02	0.42	23,249	18
Year ended May 31, 2018(ff)	15.82	0.01	6.90	—	6.91	—	—	—	—	22.73	43.68	44.31	1.53	0.95	(0.50)	0.08	28,407	17
Ultra Technology
Year ended May 31, 2022(kk)	41.71	(0.22)	(6.52)	—	(6.74)	—	—	—	—	34.97	(16.16)	(16.21)	0.95	0.95	(0.43)	(0.43)	539,380	41
Year ended May 31, 2021(v)(kk)	20.68	(0.13)	21.16	—	21.03	—	—	—	—	41.71	101.68	102.46	0.95	0.95	(0.40)	(0.40)	763,229	7
Year ended May 31, 2020(v)(kk)	12.73	0.03	7.96	—	7.99	(0.04)	—	—	(0.04)	20.68	62.84	62.48	0.99	0.95	0.13	0.16	417,738	31
Year ended May 31, 2019(v)(kk)	13.15	0.03	(0.41)	—	(0.38)	(0.04)	—	—	(0.04)	12.73	(2.92)	(3.09)	0.99	0.95	0.21	0.25	300,442	14
Year ended May 31, 2018(l)(v)(kk)	8.69	0.02	4.45	—	4.47	(0.01)	—	—	(0.01)	13.15	51.57	51.56	1.00	0.95	0.12	0.17	342,018	5
See accompanying notes to the financial statements.

246 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Telecommunications
Year ended May 31, 2022	$47.81	$0.59	$(8.40)		$—	$(7.81)	$(0.70)	$—	$—	$(0.70)	$39.30	(16.64)%	(16.77)%	5.55%	0.95%	(3.37)%	1.23%	$1,965	34%
Year ended May 31, 2021	34.38	0.53	13.40		—	13.93	(0.50)	—	—	(0.50)	47.81	41.06	41.47	8.63	0.95	(6.37)	1.31	2,391	18
Year ended May 31, 2020	36.53	0.60	(2.33)		—	(1.73)	(0.42)	—	—	(0.42)	34.38	(4.66)	(5.08)	9.92	0.95	(7.40)	1.57	859	29
Year ended May 31, 2019	35.66	0.66	0.91		—	1.57	(0.70)	—	—	(0.70)	36.53	4.67	(0.19)	7.94	0.95	(5.29)	1.70	913	221
Year ended May 31, 2018	52.69	0.52	(16.91)		—	(16.39)	(0.64)	—	—	(0.64)	35.66	(31.38)	(27.70)	3.82	0.95	(1.70)	1.16	2,674	106
Ultra Utilities
Year ended May 31, 2022	61.06	1.16	18.30		—	19.46	(0.92)	—	—	(0.92)	79.60	32.18	31.65	1.36	0.95	1.29	1.70	23,880	20
Year ended May 31, 2021	51.05	0.72	9.69		—	10.41	(0.40)	—	—	(0.40)	61.06	20.47	20.81	1.91	0.95	0.37	1.32	13,737	3
Year ended May 31, 2020	56.78	1.06	(5.98)		—	(4.92)	(0.81)	—	—	(0.81)	51.05	(8.74)	(8.51)	1.41	0.95	1.21	1.67	15,315	13
Year ended May 31, 2019	44.68	0.94	11.97		—	12.91	(0.81)	—	—	(0.81)	56.78	29.38	29.52	1.65	0.95	1.14	1.85	17,035	5
Year ended May 31, 2018	47.88	0.85	(3.33)		—	(2.48)	(0.72)	—	—	(0.72)	44.68	(5.22)	(6.99)	1.51	0.95	1.26	1.82	12,286	25
UltraPro Dow30SM
Year ended May 31, 2022	73.42	0.38	(12.38)		—	(12.00)	(0.21)	—	—	(0.21)	61.21	(16.40)	(16.40)	0.95	0.95	0.51	0.51	691,723	36
Year ended May 31, 2021(ee)	30.92	0.23	42.39		—	42.62	(0.12)	—	—	(0.12)	73.42	137.92	138.58	0.95	0.95	0.50	0.50	958,086	15
Year ended May 31, 2020(ee)	42.05	0.44	(11.26	)(i)	—	(10.82)	(0.31)	—	—	(0.31)	30.92	(25.94)	(25.95)	0.98	0.95	1.04	1.07	705,052	61
Year ended May 31, 2019(ee)	43.35	0.48	(1.48	)(i)	—	(1.00)	(0.30)	—	—	(0.30)	42.05	(2.33)	(2.46)	0.96	0.95	1.02	1.04	407,844	2
Year ended May 31, 2018(l)(ee)	28.73	0.31	14.43		—	14.74	(0.12)	—	—	(0.12)	43.35	51.32	51.32	0.96	0.95	0.71	0.72	576,616	1
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 247

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro MidCap400
Year ended May 31, 2022	$32.13	$0.01	$(9.62)		$—	$(9.61)	$(0.03)	$—	$—	$(0.03)	$22.49	(29.95)%	(30.05)%	1.32%	0.95%	(0.33)%	0.03%	$29,799	96%
Year ended May 31, 2021(ff)	9.86	(0.03)	22.30		—	22.27	— (h)	—	—	— (h)	32.13	226.00	225.64	1.23	0.95	(0.42)	(0.14)	61,859	19
Year ended May 31, 2020(ff)	17.42	0.10	(7.57)		—	(7.47)	(0.09)	—	—	(0.09)	9.86	(43.06)	(43.03)	1.61	0.95	(0.08)	0.58	20,948	51
Year ended May 31, 2019(ff)	23.84	0.12	(6.48)		—	(6.36)	(0.06)	—	—	(0.06)	17.42	(26.64)	(28.43)	1.32	0.95	0.19	0.56	19,593	41
Year ended May 31, 2018(ff)	17.29	0.03	6.52		—	6.55	—	—	—	—	23.84	37.87	41.22	1.28	0.95	(0.19)	0.14	35,754	16
UltraPro QQQ
Year ended May 31, 2022(kk)	51.15	(0.14)	(17.98)		—	(18.12)	— (h)	—	—	— (h)	33.03	(35.44)	(35.57)	0.98	0.86	(0.35)	(0.23)	13,697,179	127
Year ended May 31, 2021(z)(kk)	20.71	(0.15)	30.59		—	30.44	—	—	—	—	51.15	147.00	147.89	1.01	0.95	(0.46)	(0.39)	12,061,878	10
Year ended May 31, 2020(z)(kk)	12.55	— (h)	8.17		—	8.17	(0.01)	—	—	(0.01)	20.71	65.11	64.87	0.98	0.95	(0.06)	(0.03)	5,831,873	53
Year ended May 31, 2019(z)(kk)	13.94	0.03	(1.40)		—	(1.37)	(0.02)	—	—	(0.02)	12.55	(9.85)	(10.01)	0.98	0.95	0.22	0.25	3,189,760	15
Year ended May 31, 2018 (o)(z)(kk)	8.84	(0.01)	5.11		—	5.10	—	—	—	—	13.94	57.64	57.84	0.98	0.95	(0.15)	(0.12)	3,448,958	2
UltraPro Russell2000
Year ended May 31, 2022	110.95	(0.07)	(58.47)		—	(58.54)	—	—	—	—	52.41	(52.76)	(52.92)	1.29	0.95	(0.42)	(0.08)	259,439	60
Year ended May 31, 2021	30.83	(0.18)	80.30		—	80.12	— (h)	—	—	— (h)	110.95	259.95	261.40	1.26	0.95	(0.58)	(0.27)	410,520	43
Year ended May 31, 2020	60.84	0.21	(30.10	)(i)	—	(29.89)	(0.12)	—	—	(0.12)	30.83	(49.27)	(49.46)	1.99	0.95	(0.61)	0.43	184,956	68
Year ended May 31, 2019	95.44	0.29	(34.72)		—	(34.43)	(0.17)	—	—	(0.17)	60.84	(36.03)	(36.02)	1.56	0.95	(0.26)	0.35	76,056	24
Year ended May 31, 2018(l)	59.65	— (h)	35.79		—	35.79	—	—	—	—	95.44	59.98	60.17	1.53	0.95	(0.58)	— (j)	152,699	14
See accompanying notes to the financial statements.

248 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro S&P500®
Year ended May 31, 2022(kk)	$53.12	$0.11	$(6.76)		$—	$(6.65)	$(0.07)	$—	$—		$(0.07)	$46.40	(12.57)%	(12.58)%	0.91%	0.91%	0.18%	0.18%	$2,573,073	66%
Year ended May 31, 2021(kk)	21.53	0.04	31.58		—	31.62	(0.03)	—	—		(0.03)	53.12	146.97	147.74	0.91	0.91	0.12	0.12	2,395,903	4
Year ended May 31, 2020(kk)	22.37	0.20	(0.91	)(i)	—	(0.71)	(0.13)	—	—		(0.13)	21.53	(3.23)	(3.33)	0.93	0.93	0.76	0.76	1,373,394	69
Year ended May 31, 2019(kk)	23.16	0.21	(0.86	)(i)	—	(0.65)	(0.14)	—	—		(0.14)	22.37	(2.77)	(2.89)	0.92	0.92	0.87	0.87	1,105,011	15
Year ended May 31, 2018 (o)(kk)	17.06	0.09	6.03		—	6.12	(0.02)	—	—		(0.02)	23.16	35.82	35.93	0.92	0.92	0.43	0.43	1,445,225	3
UltraPro Short 20+ Year Treasury
Year ended May 31, 2022	41.80	(0.30)	15.05		—	14.75	—	—	—		—	56.55	35.27	34.06	0.95	0.95	(0.79)	(0.79)	403,941	—
Year ended May 31, 2021	29.62	(0.34)	12.52		—	12.18	—	—	—		—	41.80	41.13	41.82	1.07	0.95	(1.06)	(0.94)	89,601	—
Year ended May 31, 2020(t)	78.88	0.71	(48.91)		—	(48.20)	(0.97)	—	(0.09	)#	(1.06)	29.62	(61.79)	(61.45)	1.15	0.95	1.11	1.31	23,505	—
Year ended May 31, 2019(t)	106.43	0.94	(27.77)		—	(26.83)	(0.72)	—	—		(0.72)	78.88	(25.37)	(27.02)	1.00	0.95	0.82	0.87	36,975	—
Year ended May 31, 2018(t)	109.74	0.17	(3.48)		—	(3.31)	—	—	—		—	106.43	(3.02)	(1.89)	0.98	0.95	0.13	0.16	95,117	—
UltraPro Short Dow30SM
Year ended May 31, 2022	33.13	(0.26)	(1.87)		—	(2.13)	—	—	—		—	31.00	(6.45)	(6.47)	0.95	0.95	(0.87)	(0.87)	351,588	—
Year ended May 31, 2021(gg)	107.42	(0.46)	(73.83)		—	(74.29)	—	—	—		—	33.13	(69.16)	(69.27)	0.96	0.95	(0.81)	(0.79)	359,346	—
Year ended May 31, 2020(gg)	246.00	0.86	(136.56)		—	(135.70)	(2.60)	—	(0.28	)#	(2.88)	107.42	(55.65)	(55.55)	0.99	0.95	0.50	0.54	815,975	—
Year ended May 31, 2019 (q)(gg)	296.19	4.43	(50.66)		—	(46.23)	(3.96)	—	—		(3.96)	246.00	(15.73)	(15.64)	0.98	0.95	1.77	1.81	254,249	—
Year ended May 31, 2018 (q)(gg)	526.84	2.54	(232.39)		—	(229.85)	(0.80)	—	—		(0.80)	296.19	(43.63)	(43.65)	1.00	0.95	0.65	0.70	177,459	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 249

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short MidCap400
Year ended May 31, 2022	$26.87	$(0.22)	$(1.41)		$—	$(1.63)	$—	$—	$—		$—	$25.24	(6.05)%	(6.07)%	2.11%	0.95%	(2.04)%	(0.88)%	$7,539	—%
Year ended May 31, 2021 (aa)(gg)	139.56	(0.63)	(112.06)		—	(112.69)	—	—	—		—	26.87	(80.75)	(80.78)	1.67	0.95	(1.66)	(0.94)	4,002	—
Year ended May 31, 2020 (t)(aa)(gg)	315.61	(0.56)	(173.22)		—	(173.78)	(2.19)	—	(0.08	)#	(2.27)	139.56	(55.37)	(55.36)	2.31	0.95	(1.61)	(0.24)	14,686	—
Year ended May 31, 2019 (t)(aa)(gg)	288.41	3.09	25.25	(i)	—	28.34	(1.14)	—	—		(1.14)	315.61	9.82	12.55	4.18	0.95	(2.18)	1.04	2,650	—
Year ended May 31, 2018 (t)(aa)(gg)	461.94	0.11	(173.64)		—	(173.53)	—	—	—		—	288.41	(37.57)	(37.90)	3.42	0.95	(2.44)	0.03	1,971	—
UltraPro Short QQQ
Year ended May 31, 2022(ll)	55.51	(0.34)	(7.77	)(i)	—	(8.11)	—	—	—		—	47.40	(14.62)	(14.53)	0.98	0.95	(0.88)	(0.84)	2,824,811	—
Year ended May 31, 2021 (w)(ll)	235.47	(0.69)	(179.27)		—	(179.96)	—	—	—		—	55.51	(76.43)	(76.52)	1.00	0.95	(0.86)	(0.81)	1,758,961	—
Year ended May 31, 2020 (w)(ll)	1,111.93	6.91	(868.32)		—	(861.41)	(13.45)	—	(1.60	)#	(15.05)	235.47	(78.39)	(78.35)	1.02	0.95	1.19	1.26	1,113,509	—
Year ended May 31, 2019 (q)(w)(ll)	1,498.39	25.01	(387.46)		—	(362.45)	(24.01)	—	—		(24.01)	1,111.93	(24.46)	(24.35)	1.00	0.95	2.06	2.11	1,130,668	—
Year ended May 31, 2018 (q)(w)(ll)	3,035.67	19.52	(1,550.24)		—	(1,530.72)	(6.56)	—	—		(6.56)	1,498.39	(50.46)	(50.55)	1.01	0.95	0.84	0.89	584,899	—
See accompanying notes to the financial statements.

250 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Russell2000
Year ended May 31, 2022(ll)	$48.28	$(0.42)	$10.95	$—	$10.53	$—	$—	$—		$—	$58.81	21.80%	21.89%	1.04%	0.95%	(0.94)%	(0.85)%	$150,418	—%
Year ended May 31, 2021 (bb)(ll)	324.70	(0.90)	(275.52)	—	(276.42)	—	—	—		—	48.28	(85.13)	(85.15)	1.08	0.95	(0.97)	(0.84)	107,592	—
Year ended May 31, 2020 (bb)(ll)	723.77	2.60	(393.61)	—	(391.01)	(7.21)	—	(0.85	)#	(8.06)	324.70	(54.50)	(54.49)	1.11	0.95	0.33	0.49	170,315	—
Year ended May 31, 2019 (bb)(ll)	628.62	8.71	94.25	—	102.96	(7.81)	—	—		(7.81)	723.77	16.43	16.48	1.11	0.95	1.21	1.36	81,442	—
Year ended May 31, 2018 (bb)(ll)	1,204.26	3.94	(577.86)	—	(573.92)	(1.72)	—	—		(1.72)	628.62	(47.68)	(47.68)	1.09	0.95	0.30	0.44	69,478	—
UltraPro Short S&P500®
Year ended May 31, 2022	19.59	(0.12)	(3.20)	—	(3.32)	—	—	—		—	16.27	(16.96)	(17.15)	0.90	0.90	(0.80)	(0.80)	720,715	—
Year ended May 31, 2021(bb)	65.05	(0.26)	(45.20)	—	(45.46)	—	—	—		—	19.59	(69.88)	(69.98)	0.90	0.90	(0.73)	(0.73)	476,012	—
Year ended May 31, 2020(bb)	171.06	0.75	(104.83)	—	(104.08)	(1.72)	—	(0.21	)#	(1.93)	65.05	(61.39)	(61.26)	0.93	0.93	0.71	0.71	1,323,669	—
Year ended May 31, 2019(bb)	204.34	3.25	(33.36)	—	(30.11)	(3.17)	—	—		(3.17)	171.06	(14.89)	(14.86)	0.91	0.91	1.84	1.84	610,645	—
Year ended May 31, 2018 (m)(bb)	319.03	1.87	(115.79)	—	(113.92)	(0.77)	—	—		(0.77)	204.34	(35.72)	(35.76)	0.91	0.91	0.75	0.75	463,787	—
UltraShort 7-10 Year Treasury
Year ended May 31, 2022	16.73	(0.13)	2.89	—	2.76	—	—	—		—	19.49	16.48	16.50	0.99	0.95	(0.82)	(0.78)	122,760	—
Year ended May 31, 2021	15.32	(0.15)	1.56	—	1.41	—	—	—		—	16.73	9.20	9.13	1.10	0.95	(1.08)	(0.92)	43,490	—
Year ended May 31, 2020	19.99	0.21	(4.57)	—	(4.36)	(0.29)	—	(0.02	)#	(0.31)	15.32	(22.11)	(21.90)	1.06	0.95	1.03	1.15	29,871	—
Year ended May 31, 2019	22.73	0.26	(2.79)	—	(2.53)	(0.21)	—	—		(0.21)	19.99	(11.21)	(11.83)	0.97	0.95	1.12	1.14	66,966	—
Year ended May 31, 2018	21.23	0.04	1.46	—	1.50	—	—	—		—	22.73	7.03	7.53	0.95	0.95	0.19	0.19	142,045	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 251

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort 20+ Year Treasury
Year ended May 31, 2022	$20.51	$(0.15)	$5.33		$—	$5.18	$—	$—	$—		$—	$25.69	25.29%	24.21%	0.89%	0.89%	(0.80)%	(0.80)%	$1,390,214	—%
Year ended May 31, 2021	16.07	(0.15)	4.59		—	4.44	— (h)	—	—	(h)	— (h)	20.51	27.64	27.87	0.90	0.90	(0.83)	(0.83)	1,415,115	—
Year ended May 31, 2020	29.69	0.37	(13.49)		—	(13.12)	(0.45)	—	(0.05	)#	(0.50)	16.07	(44.80)	(44.32)	0.92	0.92	1.58	1.58	434,698	—
Year ended May 31, 2019	36.01	0.45	(6.34)		—	(5.89)	(0.43)	—	—		(0.43)	29.69	(16.54)	(17.80)	0.90	0.90	1.22	1.22	886,565	—
Year ended May 31, 2018	36.35	0.13	(0.44	)(i)	—	(0.31)	(0.03)	—	—		(0.03)	36.01	(0.86)	(0.07)	0.89	0.89	0.35	0.35	1,843,935	—
UltraShort Basic Materials
Year ended May 31, 2022	12.71	(0.11)	(2.25)		—	(2.36)	—	—	—		—	10.35	(18.55)	(18.45)	4.04	0.95	(3.97)	(0.88)	2,434	—
Year ended May 31, 2021(hh)	40.12	(0.22)	(27.19)		—	(27.41)	—	—	—		—	12.71	(68.32)	(68.30)	3.84	0.95	(3.84)	(0.94)	1,718	—
Year ended May 31, 2020(hh)	65.72	0.08	(25.42)		—	(25.34)	(0.26)	—	—		(0.26)	40.12	(38.64)	(38.75)	2.12	0.95	(1.03)	0.14	4,420	—
Year ended May 31, 2019(hh)	53.00	0.30	12.54		—	12.84	(0.12)	—	—		(0.12)	65.72	24.22	25.02	2.15	0.95	(0.68)	0.51	5,598	—
Year ended May 31, 2018 (n)(hh)	73.60	(0.06)	(20.54)		—	(20.60)	—	—	—		—	53.00	(27.99)	(29.37)	2.01	0.95	(1.16)	(0.10)	4,515	—
UltraShort Consumer Goods
Year ended May 31, 2022	15.67	(0.12)	(1.58)		—	(1.70)	—	—	—		—	13.97	(10.88)	(10.29)	9.05	0.95	(8.96)	(0.85)	2,312	—
Year ended May 31, 2021 (x)(hh)	38.62	(0.21)	(22.74)		—	(22.95)	—	—	—		—	15.67	(59.42)	(59.33)	7.90	0.95	(7.89)	(0.94)	1,028	—
Year ended May 31, 2020 (x)(hh)	60.88	0.32	(21.98)		—	(21.66)	(0.56)	—	(0.04	)#	(0.60)	38.62	(35.81)	(36.03)	4.28	0.95	(2.68)	0.66	1,568	—
Year ended May 31, 2019 (x)(hh)	65.62	0.67	(4.88)		—	(4.21)	(0.53)	—	—		(0.53)	60.88	(6.43)	(6.18)	3.75	0.95	(1.70)	1.10	3,234	—
Year ended May 31, 2018 (x)(hh)	60.79	0.16	4.67		—	4.83	—	—	—		—	65.62	7.94	7.99	3.75	0.95	(2.53)	0.27	2,665	—
See accompanying notes to the financial statements.

252 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Consumer Services
Year ended May 31, 2022(nn)	$20.08	$(0.17)	$6.67	$—	$6.50	$—	$—	$—		$—	$26.58	32.36%	31.85%	5.83%	0.95%	(5.70)%	(0.81)%	$3,238	—%
Year ended May 31, 2021(x)(nn)	43.47	(0.25)	(23.14)	—	(23.39)	—	—	—		—	20.08	(53.81)	(53.74)	7.25	0.95	(7.24)	(0.94)	940	—
Year ended May 31, 2020(x)(nn)	66.77	0.28	(22.47)	—	(22.19)	(1.09)	—	(0.02	)#	(1.11)	43.47	(33.62)	(33.86)	6.72	0.95	(5.28)	0.49	1,764	—
Year ended May 31, 2019(x)(nn)	86.26	1.16	(19.68)	—	(18.52)	(0.97)	—	—		(0.97)	66.77	(21.58)	(21.30)	7.14	0.95	(4.63)	1.57	623	—
Year ended May 31, 2018(x)(nn)	114.02	0.33	(28.00)	—	(27.67)	(0.09)	—	—		(0.09)	86.26	(24.27)	(28.36)	4.82	0.95	(3.55)	0.32	1,344	—
UltraShort Dow30SM
Year ended May 31, 2022(ll)	47.13	(0.39)	(0.55)	—	(0.94)	—	—	—		—	46.19	(2.01)	(1.93)	1.00	0.95	(0.92)	(0.86)	108,998	—
Year ended May 31, 2021(ll)	100.13	(0.58)	(52.42)	—	(53.00)	—	—	—		—	47.13	(52.93)	(53.02)	1.00	0.95	(0.90)	(0.84)	100,430	—
Year ended May 31, 2020(ll)	153.73	1.02	(52.92)	—	(51.90)	(1.50)	—	(0.20	)#	(1.70)	100.13	(33.99)	(33.94)	1.01	0.95	0.75	0.81	210,350	—
Year ended May 31, 2019(ll)	170.27	2.52	(16.81)	—	(14.29)	(2.25)	—	—		(2.25)	153.73	(8.44)	(8.45)	1.01	0.95	1.59	1.64	143,100	—
Year ended May 31, 2018(m)(ll)	245.94	1.23	(76.40)	—	(75.17)	(0.50)	—	—		(0.50)	170.27	(30.57)	(30.61)	0.99	0.95	0.59	0.63	143,173	—
UltraShort Financials
Year ended May 31, 2022(ii)	19.91	(0.16)	(0.87)	—	(1.03)	—	—	—		—	18.88	(5.18)	(5.27)	1.50	0.95	(1.43)	(0.89)	16,005	—
Year ended May 31, 2021(aa)(ii)	53.76	(0.35)	(33.50)	—	(33.85)	—	—	—		—	19.91	(62.96)	(62.84)	1.21	0.95	(1.20)	(0.94)	12,909	—
Year ended May 31, 2020(aa)(ii)	75.89	0.23	(21.76)	—	(21.53)	(0.56)	—	(0.04	)#	(0.60)	53.76	(28.50)	(28.66)	1.20	0.95	0.11	0.36	42,263	—
Year ended May 31, 2019(aa)(ii)	82.20	0.45	(6.56)	—	(6.11)	(0.20)	—	—		(0.20)	75.89	(7.44)	(7.38)	1.20	0.95	0.32	0.57	27,413	—
Year ended May 31, 2018(aa)(ii)	116.11	0.02	(33.93)	—	(33.91)	—	—	—		—	82.20	(29.21)	(29.41)	1.13	0.95	(0.16)	0.02	27,635	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 253

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort FTSE China 50
Year ended May 31, 2022	$30.07	$(0.33)	$7.73	$—	$7.40	$—	$—	$—		$—	$37.47	24.57%	24.58%	1.38%	0.95%	(1.31)%	(0.89)%	$24,429	—%
Year ended May 31, 2021	54.73	(0.34)	(24.32)	—	(24.66)	—	—	—		—	30.07	(45.04)	(45.15)	1.26	0.95	(1.24)	(0.93)	16,599	—
Year ended May 31, 2020	69.54	0.19	(14.48)	—	(14.29)	(0.50)	—	(0.02	)#	(0.52)	54.73	(20.64)	(20.38)	1.17	0.95	0.08	0.30	41,152	—
Year ended May 31, 2019	61.78	0.63	7.39	—	8.02	(0.26)	—	—		(0.26)	69.54	13.02	12.97	1.20	0.95	0.68	0.93	38,384	—
Year ended May 31, 2018(m)	99.51	0.03	(37.76)	—	(37.73)	—	—	—		—	61.78	(37.91)	(38.02)	1.20	0.95	(0.21)	0.04	27,923	—
UltraShort FTSE Europe
Year ended May 31, 2022	11.93	(0.10)	1.28 (i)	—	1.18	— (h)	—	—		— (h)	13.11	9.93	9.91	1.50	0.95	(1.34)	(0.79)	55,881	—
Year ended May 31, 2021	28.23	(0.18)	(16.12)	—	(16.30)	—	—	—		—	11.93	(57.75)	(57.48)	1.48	0.95	(1.46)	(0.93)	7,300	—
Year ended May 31, 2020	34.43	0.06	(6.03)	—	(5.97)	(0.22)	—	(0.01	)#	(0.23)	28.23	(17.37)	(17.90)	1.37	0.95	(0.24)	0.17	22,924	—
Year ended May 31, 2019	31.32	0.27	2.98	—	3.25	(0.14)	—	—		(0.14)	34.43	10.37	10.13	1.31	0.95	0.43	0.79	16,770	—
Year ended May 31, 2018	36.36	0.04	(5.08)	—	(5.04)	—	—	—		—	31.32	(13.87)	(13.74)	1.17	0.95	(0.11)	0.11	18,386	—
UltraShort Health Care
Year ended May 31, 2022	15.75	(0.12)	(2.34)	—	(2.46)	—	—	—		—	13.29	(15.65)	(15.79)	5.11	0.95	(5.01)	(0.85)	3,394	—
Year ended May 31, 2021(hh)	25.83	(0.20)	(9.88)	—	(10.08)	—	—	—		—	15.75	(39.01)	(38.97)	4.61	0.95	(4.60)	(0.94)	1,267	—
Year ended May 31, 2020(hh)	49.12	0.27	(23.06)	—	(22.79)	(0.46)	—	(0.04	)#	(0.50)	25.83	(46.77)	(46.67)	4.01	0.95	(2.36)	0.70	2,078	—
Year ended May 31, 2019(hh)	57.71	0.62	(8.97)	—	(8.35)	(0.24)	—	—		(0.24)	49.12	(14.46)	(13.10)	4.94	0.95	(2.67)	1.32	2,724	—
Year ended May 31, 2018(hh)	75.14	0.09	(17.52)	—	(17.43)	—	—	—		—	57.71	(23.19)	(26.26)	6.35	0.95	(5.25)	0.14	1,036	—
See accompanying notes to the financial statements.

254 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Industrials
Year ended May 31, 2022	$14.47	$(0.13)	$2.76		$—	$2.63	$—	$—	$—		$—	$17.10	18.18%	18.34%	4.39%	0.95%	(4.29)%	(0.85)%	$2,824	—%
Year ended May 31, 2021(aa)(hh)	38.93	(0.23)	(24.23)		—	(24.46)	—	—	—		—	14.47	(62.83)	(62.72)	5.16	0.95	(5.15)	(0.94)	943	—
Year ended May 31, 2020(aa)(hh)	59.34	0.09	(19.98)		—	(19.89)	(0.52)	—	—		(0.52)	38.93	(33.71)	(34.02)	3.89	0.95	(2.76)	0.18	3,268	—
Year ended May 31, 2019(aa)(hh)	65.48	0.64	(6.33)		—	(5.69)	(0.45)	—	—		(0.45)	59.34	(8.75)	(8.49)	3.38	0.95	(1.41)	1.02	2,386	—
Year ended May 31, 2018(aa)(hh)	88.41	0.15	(23.08)		—	(22.93)	—	—	—		—	65.48	(25.93)	(26.47)	3.16	0.95	(2.00)	0.21	3,042	—
UltraShort MidCap400
Year ended May 31, 2022	17.67	(0.15)	0.21	(i)	—	0.06	—	—	—		—	17.73	0.30	0.45	4.53	0.95	(4.44)	(0.86)	2,898	—
Year ended May 31, 2021(aa)(hh)	50.69	(0.30)	(32.72)		—	(33.02)	—	—	—		—	17.67	(65.14)	(65.04)	2.78	0.95	(2.77)	(0.94)	2,007	—
Year ended May 31, 2020(aa)(hh)	75.68	0.17	(24.45)		—	(24.28)	(0.65)	—	(0.06	)#	(0.71)	50.69	(32.29)	(32.63)	2.95	0.95	(1.74)	0.26	6,393	—
Year ended May 31, 2019(aa)(hh)	69.55	0.88	5.94		—	6.82	(0.69)	—	—		(0.69)	75.68	9.83	11.13	2.90	0.95	(0.72)	1.23	2,923	—
Year ended May 31, 2018(aa)(hh)	93.64	0.17	(24.26)		—	(24.09)	—	—	—		—	69.55	(25.73)	(26.36)	2.39	0.95	(1.23)	0.22	3,556	—
UltraShort MSCI Brazil Capped
Year ended May 31, 2022(nn)	27.11	(0.26)	(6.36)		—	(6.62)	—	—	—		—	20.49	(24.45)	(24.28)	1.60	0.95	(1.54)	(0.89)	13,495	—
Year ended May 31, 2021 (hh)(nn)	86.92	(0.44)	(59.37)		—	(59.81)	—	—	—		—	27.11	(68.80)	(68.92)	1.27	0.95	(1.26)	(0.93)	12,435	—
Year ended May 31, 2020 (hh)(nn)	109.20	0.72	(21.80	)(i)	—	(21.08)	(1.12)	—	(0.08	)#	(1.20)	86.92	(19.34)	(19.03)	1.16	0.95	0.52	0.72	37,698	—
Year ended May 31, 2019 (hh)(nn)	215.55	1.67	(107.22)		—	(105.55)	(0.80)	—	—		(0.80)	109.20	(49.00)	(49.02)	1.14	0.95	0.96	1.15	29,616	—
Year ended May 31, 2018 (p)(hh)(nn)	272.96	0.22	(57.63)		—	(57.41)	—	—	—		—	215.55	(21.04)	(21.01)	1.18	0.95	(0.11)	0.12	30,170	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 255

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI EAFE
Year ended May 31, 2022	$10.26	$(0.09)	$1.65	$—	$1.56	$—	$—	$—		$—	$11.82	15.16%	15.41%	7.40%	0.95%	(7.31)%	(0.86)%	$1,624	—%
Year ended May 31, 2021	21.84	(0.14)	(11.44)	—	(11.58)	—	—	—		—	10.26	(53.01)	(52.98)	4.29	0.95	(4.28)	(0.94)	1,410	—
Year ended May 31, 2020	25.89	0.03	(3.92)	—	(3.89)	(0.15)	—	(0.01	)#	(0.16)	21.84	(15.05)	(15.10)	3.83	0.95	(2.76)	0.12	3,001	—
Year ended May 31, 2019	23.15	0.18	2.65	—	2.83	(0.09)	—	—		(0.09)	25.89	12.24	12.11	2.87	0.95	(1.23)	0.70	3,557	—
Year ended May 31, 2018	27.32	0.03	(4.20)	—	(4.17)	—	—	—		—	23.15	(15.26)	(15.09)	3.00	0.95	(1.94)	0.11	3,181	—
UltraShort MSCI Emerging Markets
Year ended May 31, 2022	15.03	(0.15)	5.77	—	5.62	—	—	—		—	20.65	37.43	37.63	2.13	0.95	(2.04)	(0.87)	11,128	—
Year ended May 31, 2021	37.97	(0.20)	(22.74)	—	(22.94)	—	—	—		—	15.03	(60.42)	(60.55)	1.71	0.95	(1.69)	(0.93)	5,467	—
Year ended May 31, 2020	46.57	0.15	(8.37)	—	(8.22)	(0.36)	—	(0.02	)#	(0.38)	37.97	(17.70)	(17.50)	1.31	0.95	(0.01)	0.35	16,662	—
Year ended May 31, 2019	42.20	0.47	4.21	—	4.68	(0.31)	—	—		(0.31)	46.57	11.11	11.05	1.26	0.95	0.70	1.01	19,271	—
Year ended May 31, 2018(p)	58.06	0.10	(15.96)	—	(15.86)	—	—	—		—	42.20	(27.31)	(27.45)	1.18	0.95	(0.01)	0.22	15,352	—
UltraShort MSCI Japan
Year ended May 31, 2022	13.72	(0.12)	3.23	—	3.11	—	—	—		—	16.83	22.67	22.79	2.93	0.95	(2.86)	(0.88)	6,309	—
Year ended May 31, 2021	23.61	(0.17)	(9.72)	—	(9.89)	—	—	—		—	13.72	(41.91)	(41.84)	1.98	0.95	(1.97)	(0.94)	4,800	—
Year ended May 31, 2020	31.53	(0.06)	(7.79)	—	(7.85)	(0.07)	—	—		(0.07)	23.61	(24.89)	(24.92)	1.78	0.95	(1.03)	(0.21)	11,215	—
Year ended May 31, 2019	26.01	0.02	5.51	—	5.53	(0.01)	—	—		(0.01)	31.53	21.26	21.50	2.01	0.95	(1.00)	0.06	7,091	—
Year ended May 31, 2018	34.57	(0.04)	(8.52)	—	(8.56)	—	—	—		—	26.01	(24.78)	(25.42)	1.66	0.95	(0.84)	(0.13)	5,199	—
See accompanying notes to the financial statements.

256 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Nasdaq Biotechnology
Year ended May 31, 2022	$21.67	$(0.20)	$6.98		$—	$6.78	$—	$—	$—		$—	$28.45	31.29%	31.59%	1.83%	0.95%	(1.79)%	(0.91)%	$8,424	—%
Year ended May 31, 2021(y)	33.82	(0.24)	(11.91)		—	(12.15)	—	—	—		—	21.67	(35.93)	(36.17)	1.55	0.95	(1.53)	(0.93)	9,666	—
Year ended May 31, 2020(y)	82.20	0.58	(47.98)		—	(47.40)	(0.88)	—	(0.10	)#	(0.98)	33.82	(58.25)	(58.11)	1.31	0.95	0.59	0.94	12,556	—
Year ended May 31, 2019(y)	80.47	0.94	1.39		—	2.33	(0.60)	—	—		(0.60)	82.20	2.95	3.15	1.21	0.95	1.03	1.28	26,408	—
Year ended May 31, 2018(y)	116.10	0.09	(35.72)		—	(35.63)	—	—	—		—	80.47	(30.69)	(30.75)	1.12	0.95	(0.06)	0.10	31,888	—
UltraShort Oil & Gas
Year ended May 31, 2022(ll)	65.50	(0.29)	(48.66)		—	(48.95)	—	—	—		—	16.55	(74.73)	(74.74)	1.31	0.95	(1.21)	(0.85)	30,676	—
Year ended May 31, 2021(ll)	223.38	(1.23)	(156.65)		—	(157.88)	—	—	—		—	65.50	(70.68)	(70.58)	1.32	0.95	(1.31)	(0.94)	17,254	—
Year ended May 31, 2020(ll)	230.37	0.36	(6.35	)(i)	—	(5.99)	(0.85)	—	(0.15	)#	(1.00)	223.38	(2.59)	(3.03)	1.33	0.95	(0.23)	0.15	16,401	—
Year ended May 31, 2019(ll)	155.14	1.30	74.88		—	76.18	(0.95)	—	—		(0.95)	230.37	49.15	49.61	1.31	0.95	0.37	0.74	19,218	—
Year ended May 31, 2018(ll)	242.00	0.17	(87.03)		—	(86.86)	—	—	—		—	155.14	(35.89)	(35.92)	1.18	0.95	(0.15)	0.08	23,801	—
UltraShort QQQ
Year ended May 31, 2022	23.47	(0.17)	(0.88	)(i)	—	(1.05)	—	—	—		—	22.42	(4.49)	(4.48)	1.02	0.95	(0.93)	(0.86)	365,330	—
Year ended May 31, 2021(cc)	58.32	(0.26)	(34.59)		—	(34.85)	—	—	—		—	23.47	(59.75)	(59.83)	1.03	0.95	(0.90)	(0.82)	221,703	—
Year ended May 31, 2020(cc)	146.74	1.26	(87.51)		—	(86.25)	(1.91)	—	(0.26	)#	(2.17)	58.32	(59.49)	(59.44)	1.04	0.95	1.18	1.27	248,507	—
Year ended May 31, 2019(cc)	171.61	2.98	(25.10)		—	(22.12)	(2.75)	—	—		(2.75)	146.74	(13.01)	(12.94)	1.03	0.95	1.88	1.95	355,626	—
Year ended May 31, 2018 (m)(cc)	267.36	1.44	(96.67)		—	(95.23)	(0.52)	—	—		(0.52)	171.61	(35.64)	(35.63)	1.02	0.95	0.59	0.66	257,160	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 257

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Real Estate
Year ended May 31, 2022	$17.33	$(0.12)	$(2.09	)(i)	$—	$(2.21)	$—	$—	$—		$—	$15.12	(12.78)%	(12.77)%	1.41%	0.95%	(1.31)%	(0.86)%	$27,920	—%
Year ended May 31, 2021(hh)	34.76	(0.24)	(17.19)		—	(17.43)	—	—	—		—	17.33	(50.14)	(50.29)	1.20	0.95	(1.19)	(0.94)	16,427	—
Year ended May 31, 2020(hh)	45.29	0.17	(10.12)		—	(9.95)	(0.54)	—	(0.04	)#	(0.58)	34.76	(22.18)	(22.10)	1.31	0.95	0.06	0.42	54,669	—
Year ended May 31, 2019(hh)	60.82	0.66	(15.75)		—	(15.09)	(0.44)	—	—		(0.44)	45.29	(24.94)	(24.88)	1.32	0.95	0.88	1.25	21,421	—
Year ended May 31, 2018(hh)	65.72	0.10	(5.00)		—	(4.90)	—	—	—		—	60.82	(7.45)	(7.63)	1.18	0.95	(0.07)	0.16	21,160	—
UltraShort Russell2000
Year ended May 31, 2022	13.88	(0.12)	2.97		—	2.85	—	—	—		—	16.73	20.54	20.61	1.07	0.95	(0.98)	(0.86)	115,702	—
Year ended May 31, 2021(cc)	46.41	(0.20)	(32.33)		—	(32.53)	—	—	—		—	13.88	(70.09)	(70.11)	1.09	0.95	(0.98)	(0.85)	73,770	—
Year ended May 31, 2020(cc)	67.88	0.31	(21.10)		—	(20.79)	(0.60)	—	(0.08	)#	(0.68)	46.41	(30.85)	(30.72)	1.09	0.95	0.38	0.52	132,947	—
Year ended May 31, 2019(cc)	59.72	0.71	8.10		—	8.81	(0.65)	—	—		(0.65)	67.88	14.83	14.83	1.08	0.95	1.03	1.16	98,592	—
Year ended May 31, 2018(cc)	90.34	0.35	(30.84)		—	(30.49)	(0.13)	—	—		(0.13)	59.72	(33.77)	(33.84)	1.06	0.95	0.36	0.47	88,972	—
UltraShort S&P500®
Year ended May 31, 2022(ll)	47.49	(0.33)	(3.91)		—	(4.24)	—	—	—		—	43.25	(8.93)	(9.07)	0.90	0.90	(0.80)	(0.80)	899,859	—
Year ended May 31, 2021(ll)	102.86	(0.53)	(54.84)		—	(55.37)	—	—	—		—	47.49	(53.83)	(53.86)	0.90	0.90	(0.75)	(0.75)	582,648	—
Year ended May 31, 2020(ll)	176.27	1.13	(72.44)		—	(71.31)	(1.80)	—	(0.30	)#	(2.10)	102.86	(40.80)	(40.72)	0.91	0.91	0.83	0.83	1,480,039	—
Year ended May 31, 2019(ll)	193.67	2.94	(17.54)		—	(14.60)	(2.80)	—	—		(2.80)	176.27	(7.60)	(7.60)	0.89	0.89	1.65	1.65	1,131,491	—
Year ended May 31, 2018(k)(ll)	256.60	1.38	(63.76)		—	(62.38)	(0.55)	—	—		(0.55)	193.67	(24.31)	(24.33)	0.90	0.90	0.63	0.63	848,104	—
See accompanying notes to the financial statements.

258 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Semiconductors
Year ended May 31, 2022	$36.65	$(0.20)	$(13.99)	$—	$(14.19)	$—	$—	$—		$—	$22.46	(38.73)%	(38.85)%	2.95%	0.95%	(2.84)%	(0.84)%	$6,726	—%
Year ended May 31, 2021 (y)(gg)	128.03	(0.62)	(90.76)	—	(91.38)	—	—	—		—	36.65	(71.37)	(71.48)	2.52	0.95	(2.51)	(0.94)	2,734	—
Year ended May 31, 2020 (y)(gg)	520.18	1.17	(390.11)	—	(388.94)	(3.01)	—	(0.20	)#	(3.21)	128.03	(75.16)	(75.02)	1.85	0.95	(0.45)	0.45	7,554	—
Year ended May 31, 2019 (r)(y)(gg)	477.08	5.91	42.55 (i)	—	48.46	(5.36)	—	—		(5.36)	520.18	10.15	9.44	2.47	0.95	(0.33)	1.19	7,119	—
Year ended May 31, 2018 (n)(r)(y)(gg)	986.67	1.87	(511.46)	—	(509.59)	—	—	—		—	477.08	(51.65)	(51.57)	2.71	0.95	(1.50)	0.26	3,920	—
UltraShort SmallCap600
Year ended May 31, 2022	24.53	(0.21)	0.90	—	0.69	—	—	—		—	25.22	2.81	2.77	3.20	0.95	(3.10)	(0.86)	4,640	—
Year ended May 31, 2021 (aa)(gg)	92.30	(0.49)	(67.28)	—	(67.77)	—	—	—		—	24.53	(73.42)	(73.28)	2.41	0.95	(2.40)	(0.94)	2,064	—
Year ended May 31, 2020 (aa)(gg)	123.90	(0.13)	(30.72)	—	(30.85)	(0.75)	—	—		(0.75)	92.30	(24.97)	(25.26)	2.65	0.95	(1.82)	(0.11)	9,499	—
Year ended May 31, 2019 (aa)(gg)	105.26	1.33	18.37	—	19.70	(1.06)	—	—		(1.06)	123.90	18.83	17.33	3.39	0.95	(1.22)	1.22	3,459	—
Year ended May 31, 2018 (aa)(gg)	164.75	0.28	(59.77)	—	(59.49)	—	—	—		—	105.26	(36.11)	(35.88)	3.37	0.95	(2.21)	0.22	2,281	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 259

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS						TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Technology
Year ended May 31, 2022(ii)	$22.23	$(0.15)	$(2.96	)(i)	$—	$(3.11)	$—	$—	$—		$—	$19.12	(14.02)%	(14.14)%	2.26%	0.95%	(2.17)%	(0.86)%	$7,763	—%
Year ended May 31, 2021(y)(ii)	59.62	(0.29)	(37.10)		—	(37.39)	—	—	—		—	22.23	(62.71)	(62.60)	2.18	0.95	(2.17)	(0.94)	4,866	—
Year ended May 31, 2020(y)(ii)	170.28	0.53	(109.86)		—	(109.33)	(1.25)	—	(0.08	)#	(1.33)	59.62	(64.62)	(64.72)	2.40	0.95	(0.95)	0.50	4,856	—
Year ended May 31, 2019 (r)(y)(ii)	203.06	2.42	(33.45)		—	(31.03)	(1.75)	—	—		(1.75)	170.28	(15.34)	(15.28)	2.68	0.95	(0.43)	1.30	5,354	—
Year ended May 31, 2018 (r)(y)(ii)	352.34	0.56	(149.84)		—	(149.28)	—	—	—		—	203.06	(42.37)	(42.74)	2.87	0.95	(1.71)	0.21	3,212	—
UltraShort Utilities
Year ended May 31, 2022	16.33	(0.12)	(5.23)		—	(5.35)	—	—	—		—	10.98	(32.77)	(32.52)	4.68	0.95	(4.60)	(0.87)	2,402	—
Year ended May 31, 2021(aa)	23.04	(0.18)	(6.53)		—	(6.71)	—	—	—		—	16.33	(29.11)	(29.19)	4.17	0.95	(4.16)	(0.95)	2,347	—
Year ended May 31, 2020(aa)	37.28	0.10	(14.11)		—	(14.01)	(0.21)	—	(0.02	)#	(0.23)	23.04	(37.75)	(37.77)	2.66	0.95	(1.39)	0.33	1,872	—
Year ended May 31, 2019(aa)	51.64	0.21	(14.50)		—	(14.29)	(0.07)	—	—		(0.07)	37.28	(27.69)	(27.75)	2.41	0.95	(0.98)	0.49	4,427	—
Year ended May 31, 2018(aa)	51.81	(0.08)	(0.09	)(i)	—	(0.17)	—	—	—		—	51.64	(0.32)	0.00 (j)	1.78	0.95	(0.98)	(0.15)	5,487	—
See accompanying notes to the financial statements.

260 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Less than 0.005%.

(k)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 17, 2017.

(l)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

(m)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

(n)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.

(o)  Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

(p)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective May 24, 2018.

(q)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2019.

(r)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2019.

(s)  Per share amounts have been restated on a retroactive basis to reflect a 1:10 reverse stock split effective April 21, 2020.

(t)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective April 21, 2020.

(u)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective August 18, 2020.

(v)  Per share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective August 18, 2020.

(w)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective August 18, 2020.

(x)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective August 18, 2020.

(y)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective August 18, 2020.

(z)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 21, 2021.

(aa)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 21, 2021.

(bb)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective January 21, 2021.

(cc)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 21, 2021.

(dd)  Per share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective May 25, 2021.

(ee)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 25, 2021.

(ff)  Per share amounts have been restated on a retroactive basis to reflect a 5:1 stock split effective May 25, 2021.

(gg)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 25, 2021.

(hh)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 25, 2021.

(ii)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 13, 2022.

(jj)  Per share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective January 13, 2022.

(kk)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 13, 2022.

(ll)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective January 13, 2022.

(mm)  Per share amounts have been restated on a retroactive basis to reflect a 4:1 stock split effective May 27, 2022.

(nn)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 27, 2022.

#  Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2020.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 261

NOTES TO FINANCIAL STATEMENTS

262 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 119 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act.

ProShares Short Basic Materials and ProShares Short Oil & Gas were liquidated on May 17, 2022.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day.

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds are generally valued at the closing price, if available, or at the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the Nasdaq Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. U.S. Treasury securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded equity and bond futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are typically reflected as Level 2. Fair value measurements may also

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 263

require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following is a summary of the valuations as of May 31, 2022, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Short 7-10 Year Treasury	—	—	$11,352	—	$74,942,747	$61,355,455	$(464,630)	$136,298,202	$(453,278)
Short 20+ Year Treasury	—	—	136,935	—	599,090,626	79,737,186	954,414	678,827,812	1,091,349
Short Dow30SM	—	—	818,524	—	199,534,643	44,244,479	9,977,594	243,779,122	10,796,118
Short Financials	—	—	—	—	—	15,866,010	289,216	15,866,010	289,216
Short FTSE China 50	—	—	—	—	—	5,704,241	(504,961)	5,704,241	(504,961)
Short High Yield	—	—	—	—	224,909,979	71,481,391	1,927,477	296,391,370	1,927,477
Short MidCap400	—	—	4,582	—	—	10,726,113	538,624	10,726,113	543,206
Short MSCI EAFE	—	—	—	—	34,990,628	35,847,364	(154,943)	70,837,992	(154,943)
Short MSCI Emerging Markets	—	—	—	—	—	36,552,480	3,164,814	36,552,480	3,164,814
Short QQQ	—	—	3,143,700	—	883,957,951	120,636,549	130,190,158	1,004,594,500	133,333,858
Short Real Estate	—	—	—	—	—	14,964,240	(99,868)	14,964,240	(99,868)
Short Russell2000	—	—	2,224,738	—	339,370,274	65,006,851	45,879,351	404,377,125	48,104,089
Short S&P500®	—	—	2,095,719	—	2,152,861,080	208,763,865	101,603,118	2,361,624,945	103,698,837
Short SmallCap600	—	—	—	—	—	6,309,515	(44,853)	6,309,515	(44,853)
Ultra 7-10 Year Treasury	—	—	(877)	—	—	17,384,871	(3,260,294)	17,384,871	(3,261,171)
Ultra 20+ Year Treasury	—	—	(3,004)	—	—	35,088,590	(373,104)	35,088,590	(376,108)
Ultra Basic Materials	$47,814,765	$221,659	—	—	—	8,434,210	(793,337)	56,470,634	(793,337)
Ultra Consumer Goods	7,095,084	48,530	—	—	—	2,127,367	(1,417,084)	9,270,981	(1,417,084)
Ultra Consumer Services	12,402,074	26,435	—	—	—	3,904,044	(7,394,757)	16,332,553	(7,394,757)
Ultra Dow30SM	336,506,815	—	(18,976)	—	—	89,649,849	(41,920,304)	426,156,664	(41,939,280)
Ultra Financials	509,077,166	687,211	—	—	—	13,710,246	146,142,591	523,474,623	146,142,591
Ultra FTSE China 50	—	—	—	—	—	4,077,094	(12,060,166)	4,077,094	(12,060,166)
Ultra FTSE Europe	—	—	—	—	—	2,695,790	(1,091,360)	2,695,790	(1,091,360)
Ultra Health Care	106,313,340	51,462	—	—	—	21,512,698	(11,204,084)	127,877,500	(11,204,084)
Ultra High Yield	—	—	—	—	—	4,957,679	(2,571,284)	4,957,679	(2,571,284)

264 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Ultra Industrials	$15,490,488	$20,871	—	—	—	$3,162,129	$(4,966,409)	$18,673,488	$(4,966,409)
Ultra MidCap400	112,316,474	246,710	$111,178	—	—	37,348,285	(26,402,875)	149,911,469	(26,291,697)
Ultra MSCI Brazil Capped	—	—	—	—	—	5,752,142	(2,273,213)	5,752,142	(2,273,213)
Ultra MSCI EAFE	—	—	—	—	—	5,476,481	(3,028,732)	5,476,481	(3,028,732)
Ultra MSCI Emerging Markets	—	—	—	—	—	17,573,951	(19,799,735)	17,573,951	(19,799,735)
Ultra MSCI Japan	2,851,199	—	—	—	—	1,081,705	(2,275,777)	3,932,904	(2,275,777)
Ultra Nasdaq Biotechnology	80,638,998	2,366,248	—	$11,641	—	8,683,464	(52,388,108)	91,700,351	(52,388,108)
Ultra Nasdaq Cloud Computing	1,577,019	—	—	—	—	312,760	(1,210,948)	1,889,779	(1,210,948)
Ultra Nasdaq Cybersecurity	210,848	—	—	—	—	752,261	(1,487,155)	963,109	(1,487,155)
Ultra Oil & Gas	104,531,465	242,444	—	—	—	694,298	98,237,569	105,468,207	98,237,569
Ultra QQQ	3,142,111,659	13,789,342	(9,618,580)	—	$894,309,241	224,175,700	(891,152,417)	4,274,385,942	(900,770,997)
Ultra Real Estate	92,680,073	98,319	—	—	—	15,273,632	(13,422,796)	108,052,024	(13,422,796)
Ultra Russell2000	129,193,235	3,360,840	415,747	4,066	—	66,531,831	(64,522,027)	199,089,972	(64,106,280)
Ultra S&P500®	3,110,015,513	1,589,475	8,680,002	—	594,076,289	219,203,627	(509,699,401)	3,924,884,904	(501,019,399)
Ultra Semiconduc- tors	164,526,677	227,427	—	—	—	73,963,623	(50,937,047)	238,717,727	(50,937,047)
Ultra SmallCap600	29,774,034	226,827	—	—	—	6,447,256	(4,528,332)	36,448,117	(4,528,332)
Ultra Technology	478,961,088	569,684	—	—	—	167,884,223	(224,645,928)	647,414,995	(224,645,928)
Ultra Telecommuni- cations	1,704,884	53,017	—	—	—	357,543	(361,122)	2,115,444	(361,122)
Ultra Utilities	18,128,301	—	—	—	—	3,924,461	1,571,165	22,052,762	1,571,165
UltraPro Dow30SM	571,431,304	—	1,457,212	—	—	150,844,557	(42,045,466)	722,275,861	(40,588,254)
UltraPro MidCap400	25,234,912	9,835	18,946	—	—	11,048,363	(14,087,373)	36,293,110	(14,068,427)
UltraPro QQQ	11,112,096,239	43,716,530	16,912,746	—	4,726,736,090	1,925,468,443	(6,189,845,954)	17,808,017,302	(6,172,933,208)
UltraPro Russell2000	213,057,889	4,869,345	808,915	4,806	—	50,204,239	(151,407,546)	268,136,279	(150,598,631)
UltraPro S&P500®	2,121,864,165	278,159	75,471	—	734,410,336	80,239,486	(769,234,569)	2,936,792,146	(769,159,098)
UltraPro Short 20+ Year Treasury	—	—	152,150	—	244,539,637	123,998,104	5,575,109	368,537,741	5,727,259
UltraPro Short Dow30SM	—	—	161,966	—	230,515,470	68,056,851	38,752,478	298,572,321	38,914,444
UltraPro Short MidCap400	—	—	16,026	—	—	4,589,378	517,890	4,589,378	533,916
UltraPro Short QQQ	—	—	1,706,580	—	2,236,805,649	203,539,959	(38,071,163)	2,440,345,608	(36,364,583)
UltraPro Short Russell2000	—	—	453,293	—	85,686,546	45,730,619	(6,159,632)	131,417,165	(5,706,339)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 265

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
UltraPro Short S&P500®	—	—	$394,324	—	$479,246,464	$82,174,813	$91,906,098	$561,421,277	$92,300,422
UltraShort 7-10 Year Treasury	—	—	12,225	—	49,760,277	78,266,369	(2,779,027)	128,026,646	(2,766,802)
UltraShort 20+ Year Treasury	—	—	243,440	—	1,243,374,577	111,695,574	34,353,173	1,355,070,151	34,596,613
UltraShort Basic Materials	—	—	—	—	—	2,251,937	(625,828)	2,251,937	(625,828)
UltraShort Consumer Goods	—	—	—	—	—	2,007,935	44,550	2,007,935	44,550
UltraShort Consumer Services	—	—	—	—	—	2,073,388	1,028,385	2,073,388	1,028,385
UltraShort Dow30SM	—	—	358,149	—	49,943,105	36,120,384	1,213,303	86,063,489	1,571,452
UltraShort Financials	—	—	—	—	—	10,914,793	(329,862)	10,914,793	(329,862)
UltraShort FTSE China 50	—	—	—	—	—	19,218,541	(7,304,111)	19,218,541	(7,304,111)
UltraShort FTSE Europe	—	—	—	—	—	39,136,139	(1,792,395)	39,136,139	(1,792,395)
UltraShort Health Care	—	—	—	—	—	2,904,771	(326,185)	2,904,771	(326,185)
UltraShort Industrials	—	—	—	—	—	2,010,597	494,761	2,010,597	494,761
UltraShort MidCap400	—	—	14,228	—	—	2,308,157	(452,177)	2,308,157	(437,949)
UltraShort MSCI Brazil Capped	—	—	—	—	—	10,280,163	(7,837,556)	10,280,163	(7,837,556)
UltraShort MSCI EAFE	—	—	—	—	—	1,418,701	(8,648)	1,418,701	(8,648)
UltraShort MSCI Emerging Markets	—	—	—	—	—	8,738,608	(654,455)	8,738,608	(654,455)
UltraShort MSCI Japan	—	—	—	—	—	4,929,962	(15,761)	4,929,962	(15,761)
UltraShort Nasdaq Biotechnology	—	—	—	—	—	3,628,839	3,196,139	3,628,839	3,196,139
UltraShort Oil & Gas	—	—	—	—	—	26,446,572	(21,415,236)	26,446,572	(21,415,236)
UltraShort QQQ	—	—	1,392,210	—	219,699,197	71,178,161	49,549,009	290,877,358	50,941,219
UltraShort Real Estate	—	—	—	—	—	21,057,903	3,149,092	21,057,903	3,149,092
UltraShort Russell2000	—	—	(40,295)	—	34,991,662	60,585,395	(149,959)	95,577,057	(190,254)
UltraShort S&P500®	—	—	451,409	—	522,077,108	82,376,178	87,697,655	604,453,286	88,149,064
UltraShort Semiconduc- tors	—	—	—	—	—	6,253,154	(907,917)	6,253,154	(907,917)

266 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
UltraShort SmallCap600	—	—	—	—	—	$3,783,823	$(446,065)	$3,783,823	$(446,065)
UltraShort Technology	—	—	—	—	—	5,112,978	2,484,312	5,112,978	2,484,312
UltraShort Utilities	—	—	—	—	—	2,281,332	(368,029)	2,281,332	(368,029)

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include affecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2022, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 0.77%, dated 05/31/2022 due 06/01/2022 (a)	Barclays Capital, Inc., 0.50%, dated 05/31/2022 due 06/01/2022 (b)	Barclays Capital, Inc., 0.55%, dated 05/31/2022 due 06/01/2022 (c)	Barclays Capital, Inc., 0.65%, dated 05/31/2022 due 06/01/2022 (d)	Barclays Capital, Inc., 0.76%, dated 05/31/2022 due 06/01/2022 (e)	BNP Paribas Securities Corp., 0.59%, dated 05/31/2022 due 06/01/2022 (f)	BNP Paribas Securities Corp., 0.77%, dated 05/31/2022 due 06/01/2022 (g)	ING Financial Markets LLC, 0.77%, dated 05/31/2022 due 06/01/2022 (h)	Total
Short 7-10 Year Treasury	$4,036,864	$749,703	$3,460,169	$5,766,949	$6,915,458	$5,766,949	$29,411,439	$5,247,924	$61,355,455
Short 20+ Year Treasury	5,246,285	974,310	4,496,815	7,494,692	8,987,290	7,494,692	38,222,932	6,820,170	79,737,186
Short Dow30SM	2,911,052	540,624	2,495,188	4,158,646	4,986,857	4,158,646	21,209,098	3,784,368	44,244,479
Short Financials	1,043,900	193,867	894,771	1,491,285	1,788,280	1,491,285	7,605,553	1,357,069	15,866,010
Short FTSE China 50	375,309	69,700	321,693	536,156	642,932	536,156	2,734,393	487,902	5,704,241
Short High Yield	4,703,097	873,432	4,031,226	6,718,710	8,056,768	6,718,710	34,265,422	6,114,026	71,481,391
Short MidCap400	705,721	131,063	604,904	1,008,173	1,208,956	1,008,173	5,141,685	917,438	10,726,113
Short MSCI EAFE	2,358,567	438,020	2,021,629	3,369,381	4,040,406	3,369,381	17,183,844	3,066,136	35,847,364

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 267

Fund Name	Bank of America Securities, Inc., 0.77%, dated 05/31/2022 due 06/01/2022 (a)	Barclays Capital, Inc., 0.50%, dated 05/31/2022 due 06/01/2022 (b)	Barclays Capital, Inc., 0.55%, dated 05/31/2022 due 06/01/2022 (c)	Barclays Capital, Inc., 0.65%, dated 05/31/2022 due 06/01/2022 (d)	Barclays Capital, Inc., 0.76%, dated 05/31/2022 due 06/01/2022 (e)	BNP Paribas Securities Corp., 0.59%, dated 05/31/2022 due 06/01/2022 (f)	BNP Paribas Securities Corp., 0.77%, dated 05/31/2022 due 06/01/2022 (g)	ING Financial Markets LLC, 0.77%, dated 05/31/2022 due 06/01/2022 (h)	Total
Short MSCI Emerging Markets	$2,404,960	$446,635	$2,061,393	$3,435,657	$4,119,881	$3,435,657	$17,521,849	$3,126,448	$36,552,480
Short QQQ	7,937,246	1,474,060	6,803,354	11,338,923	13,597,115	11,338,923	57,828,508	10,318,420	120,636,549
Short Real Estate	984,568	182,848	843,915	1,406,525	1,686,641	1,406,525	7,173,280	1,279,938	14,964,240
Short Russell2000	4,277,107	794,320	3,666,091	6,110,152	7,327,013	6,110,152	31,161,777	5,560,239	65,006,851
Short S&P500®	13,735,557	2,550,889	11,773,335	19,622,224	23,530,068	19,622,224	100,073,344	17,856,224	208,763,865
Short SmallCap600	415,133	77,096	355,828	593,047	711,155	593,047	3,024,537	539,672	6,309,515
Ultra 7-10 Year Treasury	1,143,833	212,426	980,428	1,634,046	1,959,474	1,634,046	8,333,636	1,486,982	17,384,871
Ultra 20+ Year Treasury	2,308,643	428,748	1,978,837	3,298,062	3,954,884	3,298,062	16,820,117	3,001,237	35,088,590
Ultra Basic Materials	554,926	103,058	475,651	792,752	950,631	792,752	4,043,035	721,405	8,434,210
Ultra Consumer Goods	139,969	25,994	119,974	199,956	239,779	199,956	1,019,779	181,960	2,127,367
Ultra Consumer Services	256,865	47,704	220,170	366,951	440,030	366,951	1,871,448	333,925	3,904,044
Ultra Dow30SM	5,898,485	1,095,433	5,055,845	8,426,408	10,104,560	8,426,408	42,974,679	7,668,031	89,649,849
Ultra Financials	902,062	167,526	773,196	1,288,659	1,545,301	1,288,659	6,572,163	1,172,680	13,710,246
Ultra FTSE China 50	268,251	49,818	229,929	383,216	459,535	383,216	1,954,402	348,727	4,077,094
Ultra FTSE Europe	177,369	32,940	152,030	253,384	303,846	253,384	1,292,258	230,579	2,695,790
Ultra Health Care	1,415,422	262,864	1,213,218	2,022,031	2,424,726	2,022,031	10,312,358	1,840,048	21,512,698
Ultra High Yield	326,189	60,578	279,591	465,984	558,787	465,984	2,376,521	424,045	4,957,679
Ultra Industrials	208,051	38,638	178,330	297,216	356,408	297,216	1,515,803	270,467	3,162,129
Ultra MidCap400	2,457,319	456,359	2,106,274	3,510,456	4,209,579	3,510,456	17,903,327	3,194,515	37,348,285
Ultra MSCI Brazil Capped	378,460	70,286	324,395	540,658	648,332	540,658	2,757,355	491,998	5,752,142
Ultra MSCI EAFE	360,323	66,917	308,849	514,748	617,262	514,748	2,625,214	468,420	5,476,481
Ultra MSCI Emerging Markets	1,156,274	214,736	991,091	1,651,818	1,980,785	1,651,818	8,424,274	1,503,155	17,573,951
Ultra MSCI Japan	71,170	13,217	61,003	101,672	121,921	101,672	518,528	92,522	1,081,705
Ultra Nasdaq Biotechnology	571,326	106,103	489,708	816,180	978,725	816,180	4,162,518	742,724	8,683,464
Ultra Nasdaq Cloud Computing	20,578	3,822	17,638	29,397	35,252	29,397	149,925	26,751	312,760
Ultra Nasdaq Cybersecurity	49,495	9,192	42,424	70,707	84,789	70,707	360,604	64,343	752,261
Ultra Oil & Gas	45,681	8,484	39,155	65,259	78,255	65,259	332,819	59,386	694,298
Ultra QQQ	14,749,574	2,739,207	12,642,492	21,070,820	25,267,157	21,070,820	107,461,184	19,174,446	224,175,700
Ultra Real Estate	1,004,924	186,629	861,364	1,435,606	1,721,511	1,435,606	7,321,590	1,306,402	15,273,632
Ultra Russell2000	4,377,442	812,954	3,752,093	6,253,489	7,498,896	6,253,489	31,892,793	5,690,675	66,531,831
Ultra S&P500®	14,422,438	2,678,453	12,362,090	20,603,483	24,706,747	20,603,483	105,077,763	18,749,170	219,203,627
Ultra Semiconductors	4,866,415	903,763	4,171,213	6,952,021	8,336,543	6,952,021	35,455,308	6,326,339	73,963,623
Ultra SmallCap600	424,195	78,779	363,596	605,993	726,679	605,993	3,090,567	551,454	6,447,256
Ultra Technology	11,045,893	2,051,380	9,467,908	15,779,847	18,922,465	15,779,847	80,477,222	14,359,661	167,884,223
Ultra Telecommunications	23,524	4,369	20,164	33,606	40,300	33,606	171,392	30,582	357,543
Ultra Utilities	258,209	47,953	221,322	368,870	442,332	368,870	1,881,234	335,671	3,924,461
UltraPro Dow30SM	9,924,773	1,843,172	8,506,949	14,178,248	17,001,900	14,178,248	72,309,062	12,902,205	150,844,557
UltraPro MidCap400	726,924	135,000	623,078	1,038,463	1,245,275	1,038,463	5,296,159	945,001	11,048,363
UltraPro QQQ	126,685,630	23,527,331	108,587,683	180,979,471	217,022,237	180,979,471	922,995,302	164,691,318	1,925,468,443
UltraPro Russell2000	3,303,173	613,446	2,831,291	4,718,819	5,658,590	4,718,819	24,065,976	4,294,125	50,204,239
UltraPro S&P500®	5,279,333	980,448	4,525,142	7,541,905	9,043,905	7,541,905	38,463,715	6,863,133	80,239,486
UltraPro Short 20+ Year Treasury	8,158,419	1,515,135	6,992,930	11,654,884	13,976,000	11,654,884	59,439,908	10,605,944	123,998,104
UltraPro Short Dow30SM	4,477,780	831,588	3,838,098	6,396,829	7,670,783	6,396,829	32,623,829	5,821,115	68,056,851
UltraPro Short MidCap400	301,957	56,078	258,820	431,367	517,275	431,367	2,199,970	392,544	4,589,378
UltraPro Short QQQ	13,391,852	2,487,058	11,478,730	19,131,217	22,941,273	19,131,217	97,569,205	17,409,407	203,539,959
UltraPro Short Russell2000	3,008,833	558,783	2,578,999	4,298,332	5,154,362	4,298,332	21,921,495	3,911,483	45,730,619
UltraPro Short S&P500®	5,406,668	1,004,095	4,634,286	7,723,811	9,262,038	7,723,811	39,391,436	7,028,668	82,174,813
UltraShort 7-10 Year Treasury	5,149,513	956,338	4,413,868	7,356,447	8,821,511	7,356,447	37,517,878	6,694,367	78,266,369
UltraShort 20+ Year Treasury	7,348,977	1,364,810	6,299,124	10,498,539	12,589,364	10,498,539	53,542,550	9,553,671	111,695,574

268 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund Name	Bank of America Securities, Inc., 0.77%, dated 05/31/2022 due 06/01/2022 (a)	Barclays Capital, Inc., 0.50%, dated 05/31/2022 due 06/01/2022 (b)	Barclays Capital, Inc., 0.55%, dated 05/31/2022 due 06/01/2022 (c)	Barclays Capital, Inc., 0.65%, dated 05/31/2022 due 06/01/2022 (d)	Barclays Capital, Inc., 0.76%, dated 05/31/2022 due 06/01/2022 (e)	BNP Paribas Securities Corp., 0.59%, dated 05/31/2022 due 06/01/2022 (f)	BNP Paribas Securities Corp., 0.77%, dated 05/31/2022 due 06/01/2022 (g)	ING Financial Markets LLC, 0.77%, dated 05/31/2022 due 06/01/2022 (h)	Total
UltraShort Basic Materials	$148,166	$27,516	$126,999	$211,665	$253,819	$211,665	$1,079,491	$192,616	$2,251,937
UltraShort Consumer Goods	132,111	24,535	113,238	188,731	226,317	188,731	962,527	171,745	2,007,935
UltraShort Consumer Services	136,418	25,335	116,930	194,883	233,694	194,883	993,901	177,344	2,073,388
UltraShort Dow30SM	2,376,530	441,356	2,037,026	3,395,043	4,071,179	3,395,043	17,314,718	3,089,489	36,120,384
UltraShort Financials	718,136	133,368	615,545	1,025,908	1,230,221	1,025,908	5,232,131	933,576	10,914,793
UltraShort FTSE China 50	1,264,478	234,832	1,083,838	1,806,398	2,166,149	1,806,398	9,212,627	1,643,821	19,218,541
UltraShort FTSE Europe	2,574,951	478,205	2,207,101	3,678,501	4,411,088	3,678,501	18,760,356	3,347,436	39,136,139
UltraShort Health Care	191,119	35,493	163,816	273,027	327,400	273,027	1,392,435	248,454	2,904,771
UltraShort Industrials	132,287	24,568	113,389	188,981	226,617	188,981	963,802	171,972	2,010,597
UltraShort MidCap400	151,864	28,203	130,170	216,949	260,156	216,949	1,106,442	197,424	2,308,157
UltraShort MSCI Brazil Capped	676,380	125,613	579,755	966,258	1,158,692	966,258	4,927,913	879,294	10,280,163
UltraShort MSCI EAFE	93,343	17,335	80,008	133,347	159,904	133,347	680,071	121,346	1,418,701
UltraShort MSCI Emerging Markets	574,955	106,777	492,818	821,363	984,940	821,363	4,188,952	747,440	8,738,608
UltraShort MSCI Japan	324,365	60,239	278,028	463,379	555,663	463,379	2,363,234	421,675	4,929,962
UltraShort Nasdaq Biotechnology	238,759	44,341	204,651	341,083	409,011	341,083	1,739,525	310,386	3,628,839
UltraShort Oil & Gas	1,740,044	323,151	1,491,467	2,485,778	2,980,830	2,485,778	12,677,467	2,262,057	26,446,572
UltraShort QQQ	4,683,146	869,727	4,014,125	6,690,209	8,022,590	6,690,209	34,120,065	6,088,090	71,178,161
UltraShort Real Estate	1,385,498	257,307	1,187,570	1,979,284	2,373,465	1,979,284	10,094,347	1,801,148	21,057,903
UltraShort Russell2000	3,986,198	740,294	3,416,741	5,694,569	6,828,665	5,694,569	29,042,301	5,182,058	60,585,395
UltraShort S&P500®	5,419,916	1,006,556	4,645,643	7,742,738	9,284,734	7,742,738	39,487,962	7,045,891	82,376,178
UltraShort Semiconductors	411,424	76,407	352,650	587,749	704,802	587,749	2,997,521	534,852	6,253,154
UltraShort SmallCap600	248,956	46,235	213,390	355,651	426,480	355,651	1,813,818	323,642	3,783,823
UltraShort Technology	336,407	62,476	288,349	480,581	576,290	480,581	2,450,965	437,329	5,112,978
UltraShort Utilities	150,100	27,876	128,657	214,428	257,132	214,428	1,093,582	195,129	2,281,332
	$342,278,054	$63,565,924	$293,381,191	$488,968,650	$586,348,662	$488,968,650	$2,493,740,115	$444,961,469	$5,202,212,715

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2022 as follows:

(a)  U.S. Treasury Bonds, 0%, due 11/15/2022 to 5/15/2052, which had an aggregate value at the Trust level of $357,000,024.

(b)  U.S. Treasury Bonds, 2.75% to 4.5%, due 8/15/2039 to 11/15/2047, which had an aggregate value at the Trust level of $66,300,000.

(c)  U.S. Treasury Bonds, 1.38% to 3%, due 2/15/2047 to 8/15/2050; U.S. Treasury Notes, 0.63% to 1.25%, due 8/31/2024 to 5/15/2030, which had an aggregate value at the Trust level of $306,000,010.

(d)  U.S. Treasury Notes, 0.25% to 0.38%, due 1/15/2025 to 7/15/2025, which had an aggregate value at the Trust level of $510,000,118.

(e)  U.S. Treasury Notes, 0.13% to 2.38%, due 7/15/2022 to 10/31/2027, which had an aggregate value at the Trust level of $611,568,562.

(f)  U.S. Treasury Bonds, 0% to 1.88%, due 2/15/2027 to 11/15/2051; U.S. Treasury Notes, 0.38% to 2.75%, due 11/15/2024 to 1/15/2029, which had an aggregate value at the Trust level of $510,000,000.

(g)  U.S. Treasury Bills, 0%, due 11/25/2022; U.S. Treasury Bonds, 0% to 5%, due 2/15/2027 to 11/15/2051; U.S. Treasury Notes, 0.38% to 2.75%, due 7/15/2023 to 5/31/2029, which had an aggregate value at the Trust level of $2,601,000,015.

(h)  Federal Farm Credit Bank, 1.12%, due 11/16/2022; Federal Home Loan Bank, 0.5% to 1.2%, due 5/20/2024 to 6/13/2025; Federal Home Loan Mortgage Corp., 0%, due 9/15/2029 to 3/15/2031; Federal National Mortgage Association, 0% to 6.63%, due 9/6/2024 to 11/15/2030; U.S. Treasury Bills, 0%, due 11/3/2022 to 5/18/2023; U.S. Treasury Bonds, 0.63% to 5.5%, due 8/15/2028 to 8/15/2046; U.S. Treasury Notes, 0.13% to 2.88%, due 11/15/2022 to 1/15/2032, which had an aggregate value at the Trust level of $464,103,342.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 269

Equity Securities

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to equity securities, including shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs")

REITs report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Debt Instruments

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to debt instruments, including U.S. government securities. Additionally, certain Funds may invest in or seek leveraged or inverse exposure to (lower rated) debt instruments (also known as "junk bonds"), that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Securities Lending

Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. Any securities collateral received by the Fund in connection with these loans may not be sold or pledged by the Fund and, accordingly, are not reflected in the Fund's assets and liabilities. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted on by the Fund if a material event affecting the Fund's investment in the securities on loan is to occur. Security loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds, the Advisor uses a passive or mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative positions, that a Fund should hold to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index or benchmark, as appropriate, based upon each Fund's investment objective.

In connection with its management of certain series of the Trust included in this report (ProShares Ultra Basic Materials, ProShares Ultra Consumer Good, ProShares Ultra Consumer Services, ProShares Ultra Financials, ProShares Ultra Health Care, ProShares Ultra Industrials, ProShares Ultra Nasdaq Biotechnology, ProShares Ultra Nasdaq Cloud Computing, ProShares Ultra Nasdaq Cybersecurity, ProShares Ultra Oil and Gas, ProShares Ultra Real Estate, ProShares Ultra Technology, ProShares Ultra Telecommunications, ProShares Ultra Utilities, ProShares UltraPro Dow30SM, ProShares UltraPro MidCap400, ProShares UltraPro QQQ, ProShares UltraPro Russell2000, ProShares UltraPro S&P500®, ProShares UltraPro Short Dow 30SM, ProShares UltraPro Short MidCap400, ProShares UltraPro Short QQQ, ProShares UltraPro Short Russell2000, ProShares UltraPro Short S&P500®, ProShares UltraShort Basic Materials, ProShares UltraShort Consumer Goods, ProShares UltraShort Consumer Services, ProShares UltraShort Dow30SM, ProShares UltraShort Financials, ProShares UltraShort Health Care, ProShares UltraShort Industrials, ProShares UltraShort MidCap400, ProShares UltraShort Nasdaq Biotechnology, ProShares UltraShort Oil & Gas, ProShares UltraShort QQQ, ProShares UltraShort Real Estate, ProShares UltraShort S&P500®, ProShares UltraShort SmallCap600, ProShares UltraShort Technology and ProShares UltraShort Utilities (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange

270 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Ultra 7-10 Year Treasury	157%
Ultra 20+ Year Treasury	178%
Ultra Industrials	119%
Ultra MSCI Japan	180%
Ultra Nasdaq Cloud Computing	135%
Ultra Oil & Gas	126%
Ultra Real Estate	120%
Ultra Semiconductors	122%
Ultra SmallCap600	125%
UltraPro MidCap400	227%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index futures and in the range of approximately 1% to 3% of the contract amount for bond futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the security or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 271

sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or change in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. These swaps are similar to the long swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap. In addition, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

272 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

A Fund will not enter into uncleared swap agreements (i.e., not cleared by a central counterparty) unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to risks, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired investment exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2022 contractually terminate within 23 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity and credit.

As the Funds' investment objective is to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index, the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 273

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2022

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short 7-10 Year Treasury	$2,651,665		Short 7-10 Year Treasury	$3,104,943
		Short 20+ Year Treasury	8,462,131		Short 20+ Year Treasury	7,370,782
		Short Dow30SM	10,908,993		Short Dow30SM	112,875
		Short Financials	661,249		Short Financials	372,033
		Short FTSE China 50	243,135		Short FTSE China 50	748,096
		Short High Yield	2,516,197		Short High Yield	588,720
		Short MidCap400	756,159		Short MidCap400	212,953
		Short MSCI EAFE	1,225,695		Short MSCI EAFE	1,380,638
		Short MSCI Emerging Markets	3,921,247		Short MSCI Emerging Markets	756,433
		Short QQQ	134,573,076		Short QQQ	1,239,218
		Short Real Estate	326,028		Short Real Estate	425,896
		Short Russell2000	48,950,569		Short Russell2000	846,480
		Short S&P500®	108,731,056		Short S&P500®	5,032,219
		Short SmallCap600	287,375		Short SmallCap600	332,228
		Ultra 7-10 Year Treasury	—		Ultra 7-10 Year Treasury	3,261,171
		Ultra 20+ Year Treasury	—		Ultra 20+ Year Treasury	376,108
		Ultra Basic Materials	697,152		Ultra Basic Materials	1,490,489
		Ultra Consumer Goods	736,392		Ultra Consumer Goods	2,153,476
		Ultra Consumer Services	—		Ultra Consumer Services	7,394,757
		Ultra Dow30SM	4,217		Ultra Dow30SM	41,943,497
		Ultra Financials	146,142,591		Ultra Financials	—
		Ultra FTSE China 50	—		Ultra FTSE China 50	12,060,166
		Ultra FTSE Europe	56,204		Ultra FTSE Europe	1,147,564
		Ultra Health Care	48,645		Ultra Health Care	11,252,729
		Ultra High Yield	—		Ultra High Yield	2,571,284
		Ultra Industrials	—		Ultra Industrials	4,966,409
		Ultra MidCap400	111,178		Ultra MidCap400	26,402,875
		Ultra MSCI Brazil Capped	19,592		Ultra MSCI Brazil Capped	2,292,805
		Ultra MSCI EAFE	—		Ultra MSCI EAFE	3,028,732
		Ultra MSCI Emerging Markets	—		Ultra MSCI Emerging Markets	19,799,735
		Ultra MSCI Japan	—		Ultra MSCI Japan	2,275,777
		Ultra Nasdaq Biotechnology	—		Ultra Nasdaq Biotechnology	52,388,108
		Ultra Nasdaq Cloud Computing	—		Ultra Nasdaq Cloud Computing	1,210,948
		Ultra Nasdaq Cybersecurity	—		Ultra Nasdaq Cybersecurity	1,487,155

274 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Ultra Oil & Gas	$98,237,569		Ultra Oil & Gas	—
		Ultra QQQ	88,656,556		Ultra QQQ	$989,427,553
		Ultra Real Estate	38,372		Ultra Real Estate	13,461,168
		Ultra Russell2000	444,111		Ultra Russell2000	64,550,391
		Ultra S&P500®	20,449,846		Ultra S&P500®	521,469,245
		Ultra Semiconductors	19,263,270		Ultra Semiconductors	70,200,317
		Ultra SmallCap600	—		Ultra SmallCap600	4,528,332
		Ultra Technology	6,066,882		Ultra Technology	230,712,810
		Ultra Telecommunications	592		Ultra Telecommunications	361,714
		Ultra Utilities	1,571,165		Ultra Utilities	—
		UltraPro Dow30SM	54,292,673		UltraPro Dow30SM	94,880,927
		UltraPro MidCap400	18,946		UltraPro MidCap400	14,087,373
		UltraPro QQQ	159,742,955		UltraPro QQQ	6,332,676,163
		UltraPro Russell2000	5,067,891		UltraPro Russell2000	155,666,522
		UltraPro S&P500®	16,137,665		UltraPro S&P500®	785,296,763
		UltraPro Short 20+ Year Treasury	13,615,330		UltraPro Short 20+ Year Treasury	7,888,071
		UltraPro Short Dow30SM	46,460,034		UltraPro Short Dow30SM	7,545,590
		UltraPro Short MidCap400	940,417		UltraPro Short MidCap400	406,501
		UltraPro Short QQQ	214,493,039		UltraPro Short QQQ	250,857,622
		UltraPro Short Russell2000	9,171,169		UltraPro Short Russell2000	14,877,508
		UltraPro Short S&P500®	144,139,502		UltraPro Short S&P500®	51,839,080
		UltraShort 7-10 Year Treasury	12,225		UltraShort 7-10 Year Treasury	2,779,027
		UltraShort 20+ Year Treasury	45,985,347		UltraShort 20+ Year Treasury	11,388,734
		UltraShort Basic Materials	—		UltraShort Basic Materials	625,828
		UltraShort Consumer Goods	84,142		UltraShort Consumer Goods	39,592
		UltraShort Consumer Services	1,039,622		UltraShort Consumer Services	11,237
		UltraShort Dow30SM	9,854,757		UltraShort Dow30SM	8,283,305
		UltraShort Financials	1,379,102		UltraShort Financials	1,708,964
		UltraShort FTSE China 50	535,169		UltraShort FTSE China 50	7,839,280
		UltraShort FTSE Europe	1,553,737		UltraShort FTSE Europe	3,346,132
		UltraShort Health Care	2,012		UltraShort Health Care	328,197
		UltraShort Industrials	494,761		UltraShort Industrials	—
		UltraShort MidCap400	242,253		UltraShort MidCap400	680,202
		UltraShort MSCI Brazil Capped	54,816		UltraShort MSCI Brazil Capped	7,892,372
		UltraShort MSCI EAFE	101,182		UltraShort MSCI EAFE	109,830

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 275

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		UltraShort MSCI Emerging Markets	$877,283		UltraShort MSCI Emerging Markets	$1,531,738
		UltraShort MSCI Japan	319,564		UltraShort MSCI Japan	335,325
		UltraShort Nasdaq Biotechnology	3,591,186		UltraShort Nasdaq Biotechnology	395,047
		UltraShort Oil & Gas	—		UltraShort Oil & Gas	21,415,236
		UltraShort QQQ	70,838,066		UltraShort QQQ	19,896,847
		UltraShort Real Estate	3,585,116		UltraShort Real Estate	436,024
		UltraShort Russell2000	13,780,504		UltraShort Russell2000	13,970,758
		UltraShort S&P500®	92,432,128		UltraShort S&P500®	4,283,064
		UltraShort Semiconductors	304,193		UltraShort Semiconductors	1,212,110
		UltraShort SmallCap600	—		UltraShort SmallCap600	446,065
		UltraShort Technology	2,553,294		UltraShort Technology	68,982
		UltraShort Utilities	—		UltraShort Utilities	368,029

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2022

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss)
on Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		Short 7-10 Year Treasury	$13,030,974	$370,737
		Short 20+ Year Treasury	91,830,113	10,086,436
		Short Dow30SM	(55,104,778)	52,436,389
		Short Financials	(4,231,118)	4,256,674
		Short FTSE China 50	999,309	420,688
		Short High Yield	2,776,015	(2,561,667)
		Short MidCap400	(4,274,367)	4,367,197
		Short MSCI EAFE	(2,815,363)	1,993,635

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Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss)
on Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		Short MSCI Emerging Markets	$(646,020)	$4,739,509
		Short QQQ	(121,805,475)	179,491,870
		Short Real Estate	(2,547,182)	2,081,298
		Short Russell2000	(43,449,558)	76,547,138
		Short S&P500®	(410,124,568)	374,034,049
		Short SmallCap600	(773,134)	1,086,075
		Ultra 7-10 Year Treasury	442,387	(3,420,463)
		Ultra 20+ Year Treasury	(17,816,691)	(1,008,269)
		Ultra Basic Materials	12,690,990	(14,960,918)
		Ultra Consumer Goods	4,568,993	(4,568,520)
		Ultra Consumer Services	6,254,246	(12,224,031)
		Ultra Dow30SM	100,030,621	(124,801,769)
		Ultra Financials	(3,123,317)	(44,613,124)
		Ultra FTSE China 50	248,528	(14,756,734)
		Ultra FTSE Europe	1,391,855	(2,301,983)
		Ultra Health Care	30,590,422	(25,990,965)
		Ultra High Yield	2,079,332	(3,822,149)
		Ultra Industrials	5,508,220	(9,555,735)
		Ultra MidCap400	38,204,312	(54,956,860)
		Ultra MSCI Brazil Capped	3,040,927	(3,732,576)
		Ultra MSCI EAFE	3,370,033	(6,735,618)
		Ultra MSCI Emerging Markets	2,159,833	(29,812,128)
		Ultra MSCI Japan	2,031,191	(4,668,907)
		Ultra Nasdaq Biotechnology	20,792,442	(64,142,754)
		Ultra Nasdaq Cloud Computing	202,173	(1,292,665)
		Ultra Nasdaq Cybersecurity	428,661	(1,326,757)
		Ultra Oil & Gas	68,038,458	55,975,445
		Ultra QQQ	907,260,026	(1,382,684,425)
		Ultra Real Estate	29,228,239	(28,919,955)
		Ultra Russell2000	104,685,051	(168,101,801)
		Ultra S&P500®	1,041,676,226	(1,116,929,979)
		Ultra Semiconductors	67,763,747	(85,650,513)
		Ultra SmallCap600	10,452,186	(15,849,578)
		Ultra Technology	383,620,147	(400,933,833)
		Ultra Telecommunications	194,294	(445,510)
		Ultra Utilities	370,756	2,074,589
		UltraPro Dow30SM	214,226,893	(258,111,202)
		UltraPro MidCap400	29,053,729	(39,020,842)
		UltraPro QQQ	4,807,548,216	(9,257,750,990)
		UltraPro Russell2000	163,816,639	(326,150,761)
		UltraPro S&P500®	1,219,336,664	(1,458,757,606)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 277

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss)
on Expiration or closing of:
futures contracts and
non-exchange traded
swap agreements; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts and Non-exchange
	traded swap agreements
		UltraPro Short 20+ Year Treasury	$121,179,056	$10,806,786
		UltraPro Short Dow30SM	(264,247,741)	254,374,161
		UltraPro Short MidCap400	(5,454,238)	4,905,549
		UltraPro Short QQQ	12,394,381	360,724,419
		UltraPro Short Russell2000	842,216	54,817,251
		UltraPro Short S&P500®	(385,682,116)	329,581,829
		UltraShort 7-10 Year Treasury	24,163,076	(2,130,617)
		UltraShort 20+ Year Treasury	243,644,141	82,516,993
		UltraShort Basic Materials	(1,081,800)	356,984
		UltraShort Consumer Goods	(376,719)	260,346
		UltraShort Consumer Services	(193,157)	1,179,180
		UltraShort Dow30SM	(34,554,049)	32,228,636
		UltraShort Financials	(9,429,599)	8,658,777
		UltraShort FTSE China 50	2,758,393	2,887,793
		UltraShort FTSE Europe	(3,555,074)	2,085,442
		UltraShort Health Care	(623,077)	21,513
		UltraShort Industrials	(417,299)	859,127
		UltraShort MidCap400	(914,575)	392,592
		UltraShort MSCI Brazil Capped	(6,012,333)	3,142,811
		UltraShort MSCI EAFE	(389,345)	603,554
		UltraShort MSCI Emerging Markets	2,187,973	(313,630)
		UltraShort MSCI Japan	(1,017,006)	1,734,955
		UltraShort Nasdaq Biotechnology	(7,146,131)	9,072,853
		UltraShort Oil & Gas	(10,727,538)	(12,993,449)
		UltraShort QQQ	(40,450,422)	94,384,752
		UltraShort Real Estate	(20,225,210)	20,370,032
		UltraShort Russell2000	(11,276,620)	29,670,407
		UltraShort S&P500®	(329,201,442)	303,969,611
		UltraShort Semiconductors	(1,900,931)	546,756
		UltraShort SmallCap600	(379,342)	607,339
		UltraShort Technology	(4,058,509)	4,848,322
		UltraShort Utilities	(1,490,625)	882,779

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2022, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

278 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships, passive foreign investment companies mark-to-market, constructive sales adjustments and qualified late-year loss deferrals) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

The tax character of distributions paid for the most recent tax years ended October 31, 2021 and October 31, 2020, were as follows:

	Year Ended October 31, 2021				Year Ended October 31, 2020
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
Short 7-10 Year Treasury	—	—	—	—	$54,086	—	$22,311	$76,397
Short 20+ Year Treasury	—	—	—	—	879,111	—	388,121	1,267,232
Short Dow30SM	—	—	—	—	692,560	—	299,826	992,386
Short Financials	—	—	—	—	44,754	—	17,082	61,836
Short FTSE China 50	—	—	—	—	9,487	—	4,194	13,681
Short High Yield	—	—	—	—	302,084	—	107,021	409,105
Short MidCap400	—	—	—	—	23,730	—	8,940	32,670
Short MSCI EAFE	—	—	—	—	79,942	—	17,510	97,452
Short MSCI Emerging Markets	—	—	—	—	158,786	—	69,744	228,530
Short QQQ	—	—	—	—	1,731,258	—	896,864	2,628,122
Short Real Estate	—	—	—	—	14,657	—	6,297	20,954
Short Russell2000	—	—	—	—	878,934	—	335,476	1,214,410
Short S&P500®	—	—	—	—	6,384,895	—	2,968,113	9,353,008
Short SmallCap600	—	—	—	—	6,248	—	1,608	7,856
Ultra 7-10 Year Treasury	$76,339	—	—	$76,339	276,412	—	—	276,412
Ultra 20+ Year Treasury	—	—	—	—	254,346	—	—	254,346
Ultra Basic Materials	356,640	—	—	356,640	324,363	—	—	324,363
Ultra Consumer Goods	34,045	—	—	34,045	60,331	—	—	60,331
Ultra Consumer Services	—	—	—	—	25,345	—	—	25,345
Ultra Dow30SM	539,482	—	—	539,482	2,020,171	—	—	2,020,171
Ultra Financials	2,220,362	—	—	2,220,362	5,671,937	—	—	5,671,937
Ultra FTSE China 50	—	—	—	—	70,696	—	—	70,696
Ultra FTSE Europe	—	—	—	—	6,679	—	—	6,679
Ultra Health Care	163,582	—	—	163,582	264,768	—	—	264,768
Ultra High Yield	303,414	—	—	303,414	141,213	—	—	141,213
Ultra Industrials	17,531	—	—	17,531	91,881	—	—	91,881
Ultra MidCap400	301,030	—	—	301,030	601,053	—	—	601,053
Ultra MSCI Brazil Capped	—	—	—	—	2,936	—	—	2,936

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 279

	Year Ended October 31, 2021				Year Ended October 31, 2020
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
Ultra MSCI EAFE	—	—	—	—	$1,483	—	—	$1,483
Ultra MSCI Emerging Markets	—	—	—	—	104,695	—	—	104,695
Ultra Oil & Gas	$4,379,052	—	—	$4,379,052	3,012,678	—	—	3,012,678
Ultra QQQ	—	—	—	—	1,126,908	—	—	1,126,908
Ultra Real Estate	713,114	—	—	713,114	1,133,608	—	—	1,133,608
Ultra Russell2000	46,322	—	—	46,322	545,106	—	—	545,106
Ultra S&P500®	8,141,946	—	—	8,141,946	8,847,651	—	—	8,847,651
Ultra Semiconductors	42,050	—	—	42,050	371,052	—	—	371,052
Ultra SmallCap600	7,958	—	—	7,958	40,638	—	—	40,638
Ultra Technology	—	—	—	—	642,135	—	—	642,135
Ultra Telecommunications	27,025	—	—	27,025	19,409	—	—	19,409
Ultra Utilities	241,675	—	—	241,675	275,313	—	—	275,313
UltraPro Dow30SM	2,353,835	—	—	2,353,835	1,951,971	—	—	1,951,971
UltraPro MidCap400	9,726	—	—	9,726	49,563	—	—	49,563
UltraPro QQQ	15,367	—	—	15,367	1,544,886	—	—	1,544,886
UltraPro Russell2000	11,923	—	—	11,923	153,599	—	—	153,599
UltraPro S&P500®	1,265,472	—	—	1,265,472	4,356,878	—	—	4,356,878
UltraPro Short 20+ Year Treasury	—	—	—	—	158,351	—	$51,453	209,804
UltraPro Short Dow30SM	—	—	—	—	938,825	—	425,931	1,364,756
UltraPro Short MidCap400	—	—	—	—	5,194	—	1,633	6,827
UltraPro Short QQQ	—	—	—	—	5,126,703	—	2,946,926	8,073,629
UltraPro Short Russell2000	—	—	—	—	260,849	—	83,391	344,240
UltraPro Short S&P500®	—	—	—	—	2,403,669	—	1,267,615	3,671,284
UltraShort 7-10 Year Treasury	—	—	—	—	197,830	—	34,057	231,887
UltraShort 20+ Year Treasury	—	—	—	—	3,480,826	—	1,226,432	4,707,258
UltraShort Basic Materials	—	—	—	—	4,529	—	—	4,529
UltraShort Consumer Goods	—	—	—	—	4,583	—	1,337	5,920
UltraShort Consumer Services	—	—	—	—	2,741	—	542	3,283
UltraShort Dow30SM	—	—	—	—	558,781	—	236,306	795,087
UltraShort Financials	—	—	—	—	79,465	—	13,854	93,319
UltraShort FTSE China 50	—	—	—	—	65,860	—	16,419	82,279
UltraShort FTSE Europe	—	—	—	—	26,995	—	9,432	36,427
UltraShort Health Care	—	—	—	—	5,765	—	2,217	7,982
UltraShort Industrials	—	—	—	—	3,504	—	—	3,504
UltraShort MidCap400	—	—	—	—	6,545	—	2,882	9,427

280 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Year Ended October 31, 2021				Year Ended October 31, 2020
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Tax return of capital	Total Distributions
UltraShort MSCI Brazil Capped	—	—	—	—	$113,488	—	$10,347	$123,835
UltraShort MSCI EAFE	—	—	—	—	2,111	—	689	2,800
UltraShort MSCI Emerging Markets	—	—	—	—	33,851	—	11,162	45,013
UltraShort MSCI Japan	—	—	—	—	2,160	—	—	2,160
UltraShort Nasdaq Biotechnology	—	—	—	—	66,167	—	29,312	95,479
UltraShort Oil & Gas	—	—	—	—	20,933	—	5,805	26,738
UltraShort QQQ	—	—	—	—	1,270,736	—	640,719	1,911,455
UltraShort Real Estate	—	—	—	—	62,894	—	22,372	85,266
UltraShort Russell2000	—	—	—	—	233,372	—	99,748	333,120
UltraShort S&P500®	—	—	—	—	3,761,361	—	2,070,245	5,831,606
UltraShort Semiconductors	—	—	—	—	17,435	—	4,589	22,024
UltraShort SmallCap600	—	—	—	—	3,167	—	—	3,167
UltraShort Technology	—	—	—	—	9,324	—	4,809	14,133
UltraShort Utilities	—	—	—	—	3,607	—	2,040	5,647

At October 31, 2021 (the Funds' most recent tax year end), the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Short 7-10 Year Treasury	—	—	$(15,538,627)	$1,657,141
Short 20+ Year Treasury	—	—	(659,477,920)	(38,065,899)
Short Dow30SM	—	—	(486,663,972)	(53,013,882)
Short Financials	—	—	(91,611,463)	(4,548,018)
Short FTSE China 50	—	—	(11,641,752)	(1,309,341)
Short High Yield	—	—	(55,653,365)	(18,917,002)
Short MidCap400	—	—	(51,141,092)	(4,147,240)
Short MSCI EAFE	—	—	(129,467,848)	(2,598,613)
Short MSCI Emerging Markets	—	—	(195,802,521)	(1,372,980)
Short QQQ	—	—	(868,934,375)	(130,116,547)
Short Real Estate	—	—	(34,368,118)	(3,045,025)
Short Russell2000	—	—	(752,714,307)	(37,124,022)
Short S&P500®	—	—	(3,836,035,723)	(384,978,106)
Short SmallCap600	—	—	(39,808,003)	(1,237,647)
Ultra 7-10 Year Treasury	$5,741	—	(127,541,318)	(207,722)
Ultra 20+ Year Treasury	—	—	(420,732)	255,659
Ultra Basic Materials	14,450	—	(4,025,251)	7,578,641
Ultra Consumer Goods	—	—	—	5,121,439
Ultra Consumer Services	—	—	(117,414)	5,435,434
Ultra Dow30SM	—	—	—	107,871,733
Ultra Financials	40,279,077	—	—	275,093,790

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 281

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Ultra FTSE China 50	—	—	$(526,981)	$(8,252,691)
Ultra FTSE Europe	—	—	(139,776)	1,198,621
Ultra Health Care	—	—	—	4,842,040
Ultra High Yield	$135,724	—	—	1,159,443
Ultra Industrials	—	—	—	5,050,389
Ultra MidCap400	—	—	(138,437,962)	54,985,621
Ultra MSCI Brazil Capped	—	—	(11,997,614)	(3,383,210)
Ultra MSCI EAFE	—	—	(6,009,594)	3,003,619
Ultra MSCI Emerging Markets	—	—	(1,645,424)	(3,685,793)
Ultra MSCI Japan	—	—	—	748,508
Ultra Nasdaq Biotechnology	—	—	(64,068,176)	(14,307,770)
Ultra Nasdaq Cloud Computing	—	—	(12,524)	692,500
Ultra Nasdaq Cybersecurity	29,506	—	—	974,608
Ultra Oil & Gas	—	—	(110,574,349)	79,372,770
Ultra QQQ	—	—	(15,623,825)	1,488,986,820
Ultra Real Estate	—	—	(4,783,489)	28,959,620
Ultra Russell2000	—	—	(132,688,079)	76,010,453
Ultra S&P500®	—	—	—	1,100,215,969
Ultra Semiconductors	—	—	(238,434)	87,035,501
Ultra SmallCap600	—	—	(5,833,697)	12,522,231
Ultra Technology	—	—	(3,567,227)	456,885,903
Ultra Telecommunications	9,258	—	(708,142)	213,563
Ultra Utilities	—	—	(1,190,569)	(1,360,075)
UltraPro Dow30SM	—	—	—	269,563,285
UltraPro MidCap400	—	—	—	25,619,741
UltraPro QQQ	—	—	(46,154,294)	7,064,553,590
UltraPro Russell2000	—	—	—	116,718,537
UltraPro S&P500®	—	—	—	1,059,877,334
UltraPro Short 20+ Year Treasury	—	—	(147,535,449)	(13,274,898)
UltraPro Short Dow30SM	—	—	(1,316,389,169)	(274,410,779)
UltraPro Short MidCap400	—	—	(50,948,360)	(5,267,807)
UltraPro Short QQQ	—	—	(4,644,369,497)	(1,074,458,169)
UltraPro Short Russell2000	—	—	(545,887,628)	(73,572,672)
UltraPro Short S&P500®	—	—	(3,721,859,224)	(373,533,668)
UltraShort 7-10 Year Treasury	—	—	(152,398,785)	1,251,867
UltraShort 20+ Year Treasury	—	—	(5,427,344,256)	(124,219,365)
UltraShort Basic Materials	—	—	(83,585,300)	(1,035,769)
UltraShort Consumer Goods	—	—	(8,912,890)	(427,388)
UltraShort Consumer Services	—	—	(20,164,285)	(249,279)
UltraShort Dow30SM	—	—	(694,994,076)	(40,144,849)
UltraShort Financials	—	—	(493,849,490)	(11,042,846)
UltraShort FTSE China 50	—	—	(242,000,789)	(13,850,185)
UltraShort FTSE Europe	—	—	(214,302,742)	(5,227,847)
UltraShort Health Care	—	—	(10,681,088)	(629,534)
UltraShort Industrials	—	—	(20,753,011)	(501,620)
UltraShort MidCap400	—	—	(53,319,435)	(976,953)
UltraShort MSCI Brazil Capped	—	—	(74,842,621)	(9,552,510)
UltraShort MSCI EAFE	—	—	(19,968,501)	(975,766)
UltraShort MSCI Emerging Markets	—	—	(167,595,819)	(226,521)

282 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
UltraShort MSCI Japan	—	—	$(25,467,170)	$(2,666,633)
UltraShort Nasdaq Biotechnology	—	—	(73,309,426)	(1,283,986)
UltraShort Oil & Gas	—	—	(93,743,115)	(13,236,083)
UltraShort QQQ	—	—	(1,565,997,752)	(106,726,761)
UltraShort Real Estate	—	—	(239,538,722)	(7,816,244)
UltraShort Russell2000	—	—	(739,873,532)	(35,612,908)
UltraShort S&P500®	—	—	(4,976,242,361)	(311,147,999)
UltraShort Semiconductors	—	—	(42,789,883)	(2,349,081)
UltraShort SmallCap600	—	—	(30,626,003)	(1,272,905)
UltraShort Technology	—	—	(29,097,064)	(3,959,740)
UltraShort Utilities	—	—	(10,941,598)	(1,483,895)

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, reclassification on sale of derivatives, designation of taxable distributions in excess, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses, resulted in reclassifications as of October 31, 2021 (the Funds' most recent tax year end), among the Funds' components of net assets.

As of October 31, 2021 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration.

At October 31, 2021 (the Funds' most recent tax year end), the following Funds had available CLCFs:

No Expiration Date
Short 7-10 Year Treasury	$14,949,159
Short 20+ Year Treasury	655,428,513
Short Dow30SM	484,641,501
Short Financials	91,519,944
Short FTSE China 50	11,598,717
Short High Yield	55,191,798
Short MidCap400	51,032,054
Short MSCI EAFE	129,377,432
Short MSCI Emerging Markets	195,588,133
Short QQQ	864,551,562
Short Real Estate	34,300,325
Short Russell2000	750,605,516
Short S&P500®	3,825,535,994
Short SmallCap600	39,767,261
Ultra 7-10 Year Treasury	127,541,318
Ultra 20+ Year Treasury	318,208
Ultra Basic Materials	4,025,251
Ultra FTSE China 50	383,233
Ultra FTSE Europe	100,752
Ultra MidCap400	138,437,962
Ultra MSCI Brazil Capped	11,942,570
Ultra MSCI EAFE	5,899,371
Ultra MSCI Emerging Markets	1,040,331
Ultra Nasdaq Biotechnology	63,153,141
Ultra Oil & Gas	110,574,349
Ultra Real Estate	4,783,489
Ultra Russell2000	131,173,925

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 283

No Expiration Date
Ultra SmallCap600	$5,774,256
Ultra Telecommunications	708,142
Ultra Utilities	1,190,569
UltraPro Short 20+ Year Treasury	146,818,742
UltraPro Short Dow30SM	1,313,236,058
UltraPro Short MidCap400	50,908,536
UltraPro Short QQQ	4,632,109,934
UltraPro Short Russell2000	545,015,542
UltraPro Short S&P500®	3,717,966,668
UltraShort 7-10 Year Treasury	152,043,643
UltraShort 20+ Year Treasury	5,418,290,993
UltraShort Basic Materials	83,567,720
UltraShort Consumer Goods	8,905,621
UltraShort Consumer Services	20,156,940
UltraShort Dow30SM	694,154,987
UltraShort Financials	493,732,351
UltraShort FTSE China 50	241,847,385
UltraShort FTSE Europe	214,239,033
UltraShort Health Care	10,669,813
UltraShort Industrials	20,742,767
UltraShort MidCap400	53,302,353
UltraShort MSCI Brazil Capped	74,725,997
UltraShort MSCI EAFE	19,956,953
UltraShort MSCI Emerging Markets	167,549,012
UltraShort MSCI Japan	25,430,051
UltraShort Nasdaq Biotechnology	73,237,852
UltraShort Oil & Gas	93,605,511
UltraShort QQQ	1,564,304,736
UltraShort Real Estate	239,394,947
UltraShort Russell2000	739,255,646
UltraShort S&P500®	4,971,788,244
UltraShort Semiconductors	42,766,272
UltraShort SmallCap600	30,605,605
UltraShort Technology	29,057,293
UltraShort Utilities	10,924,492

At October 31, 2021 (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2021:

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
Short 7-10 Year Treasury	$7,915	$589,468
Short 20+ Year Treasury	43,392,202	4,049,407
Short Dow30SM	—	2,022,471
Short Financials	—	91,519
Short FTSE China 50	—	43,035
Short High Yield	—	461,567
Short MidCap400	—	109,038
Short MSCI EAFE	—	90,416
Short MSCI Emerging Markets	—	214,388
Short QQQ	—	4,382,813
Short Real Estate	—	67,793

284 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
Short Russell2000	—	$2,108,791
Short S&P500®	—	10,499,729
Short SmallCap600	—	40,742
Ultra 7-10 Year Treasury	$1,255,177	—
Ultra 20+ Year Treasury	—	102,524
Ultra Basic Materials	6,824,555	—
Ultra Consumer Goods	110,266	—
Ultra Consumer Services	—	117,414
Ultra Financials	195,889,303	—
Ultra FTSE China 50	2,661,945	143,748
Ultra FTSE Europe	1,521,104	39,024
Ultra Health Care	3,927,208	—
Ultra High Yield	339,304	—
Ultra Industrials	665,904	—
Ultra MidCap400	21,649,313	—
Ultra MSCI Brazil Capped	1,316,430	55,044
Ultra MSCI EAFE	2,299,439	110,223
Ultra MSCI Emerging Markets	12,022,280	605,093
Ultra MSCI Japan	504,548	—
Ultra Nasdaq Biotechnology	47,716,526	915,035
Ultra Nasdaq Cloud Computing	—	12,524
Ultra Oil & Gas	20,327,090	—
Ultra QQQ	—	15,623,825
Ultra Russell2000	90,931,814	1,514,154
Ultra Semiconductors	—	238,434
Ultra SmallCap600	351,368	59,441
Ultra Technology	—	3,567,227
Ultra Telecommunications	26,960	—
UltraPro MidCap400	3,619,159	—
UltraPro QQQ	—	46,154,294
UltraPro Russell2000	8,487,658	—
UltraPro Short 20+ Year Treasury	—	716,707
UltraPro Short Dow30SM	—	3,153,111
UltraPro Short MidCap400	—	39,824
UltraPro Short QQQ	—	12,259,563
UltraPro Short Russell2000	—	872,086
UltraPro Short S&P500®	—	3,892,556
UltraShort 7-10 Year Treasury	12,125	355,142
UltraShort 20+ Year Treasury	186,606	9,053,263
UltraShort Basic Materials	—	17,580
UltraShort Consumer Goods	—	7,269
UltraShort Consumer Services	—	7,345
UltraShort Dow30SM	—	839,089
UltraShort Financials	—	117,139
UltraShort FTSE China 50	—	153,404
UltraShort FTSE Europe	—	63,709
UltraShort Health Care	—	11,275
UltraShort Industrials	—	10,244
UltraShort MidCap400	—	17,082
UltraShort MSCI Brazil Capped	153,132	116,624

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 285

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
UltraShort MSCI EAFE	—	$11,548
UltraShort MSCI Emerging Markets	—	46,807
UltraShort MSCI Japan	—	37,119
UltraShort Nasdaq Biotechnology	—	71,574
UltraShort Oil & Gas	$3,182	137,604
UltraShort QQQ	—	1,693,016
UltraShort Real Estate	—	143,775
UltraShort Russell2000	—	617,886
UltraShort S&P500®	—	4,454,117
UltraShort Semiconductors	—	23,611
UltraShort SmallCap600	—	20,398
UltraShort Technology	—	39,771
UltraShort Utilities	—	17,106

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement. For its investment advisory services, each Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

For the year ended May 31, 2022, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Short 7-10 Year Treasury	0.75%	0.10%	$17,016	—	—	0.95%	September 30, 2022
Short 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2022
Short Dow30SM	0.75	0.10	2,500	—	—	0.95	September 30, 2022
Short Financials	0.75	0.10	66,421	—	—	0.95	September 30, 2022
Short FTSE China 50	0.75	0.10	58,676	$7,824	$20,246	0.95	September 30, 2022
Short High Yield	0.75	0.10	80,160	—	—	0.95	September 30, 2022
Short MidCap400	0.75	0.10	63,467	—	—	0.95	September 30, 2022
Short MSCI EAFE	0.75	0.10	78,006	—	—	0.95	September 30, 2022
Short MSCI Emerging Markets	0.75	0.10	81,822	—	—	0.95	September 30, 2022
Short QQQ	0.75	0.10	340,304	—	—	0.95	September 30, 2022
286 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Short Real Estate	0.75%	0.10%	$64,582	$3,212	—	0.95%	September 30, 2022
Short Russell2000	0.75	0.10	166,456	—	—	0.95	September 30, 2022
Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2022
Short SmallCap600	0.75	0.10	37,360	4,981	$25,972	0.95	September 30, 2022
Ultra 7-10 Year Treasury	0.75	0.10	89,715	—	—	0.95	September 30, 2022
Ultra 20+ Year Treasury	0.75	0.10	78,328	—	—	0.95	September 30, 2022
Ultra Basic Materials	0.75	0.10	109,585	—	—	0.95	September 30, 2022
Ultra Consumer Goods	0.75	0.10	105,153	13,988	—	0.95	September 30, 2022
Ultra Consumer Services	0.75	0.10	104,632	—	—	0.95	September 30, 2022
Ultra Dow30SM	0.75	0.10	2,666	—	—	0.95	September 30, 2022
Ultra Financials	0.75	0.10	—	—	—	0.95	September 30, 2022
Ultra FTSE China 50	0.75	0.10	95,906	—	—	0.95	September 30, 2022
Ultra FTSE Europe	0.75	0.10	37,207	4,961	40,023	0.95	September 30, 2022
Ultra Health Care	0.75	0.10	107,193	—	—	0.95	September 30, 2022
Ultra High Yield	0.75	0.10	47,055	—	—	0.95	September 30, 2022
Ultra Industrials	0.75	0.10	106,704	—	—	0.95	September 30, 2022
Ultra MidCap400	0.75	0.10	72,278	—	—	0.95	September 30, 2022
Ultra MSCI Brazil Capped	0.75	0.10	53,915	7,189	30,093	0.95	September 30, 2022
Ultra MSCI EAFE	0.75	0.10	91,543	—	—	0.95	September 30, 2022
Ultra MSCI Emerging Markets	0.75	0.10	76,441	—	—	0.95	September 30, 2022
Ultra MSCI Japan	0.75	0.10	59,793	7,972	34,939	0.95	September 30, 2022
Ultra Nasdaq Biotechnology	0.75	0.10	267,592	—	—	0.95	September 30, 2022
Ultra Nasdaq Cloud Computing	0.75	0.10	19,096	2,546	42,792	0.95	September 30, 2022
Ultra Nasdaq Cybersecurity	0.75	0.10	29,616	3,949	10,437	0.95	September 30, 2022
Ultra Oil & Gas	0.75	0.10	82,533	—	—	0.95	September 30, 2022
Ultra QQQ	0.75	0.10	1,282,847	—	—	0.95	September 30, 2022
Ultra Real Estate	0.75	0.10	109,263	—	—	0.95	September 30, 2022
Ultra Russell2000	0.75	0.10	1,232,491	—	—	0.95	September 30, 2022
Ultra S&P500®	0.75	0.10	206,222	—	—	0.95	September 30, 2022
Ultra Semiconductors	0.75	0.10	63,159	—	—	0.95	September 30, 2022
Ultra SmallCap600	0.75	0.10	137,910	—	—	0.95	September 30, 2022
Ultra Technology	0.75	0.10	—	—	—	0.95	September 30, 2022
Ultra Telecommunications	0.75	0.10	18,012	2,402	89,984	0.95	September 30, 2022
Ultra Utilities	0.75	0.10	90,615	—	—	0.95	September 30, 2022
UltraPro Dow30SM	0.75	0.10	—	—	—	0.95	September 30, 2022
UltraPro MidCap400	0.75	0.10	179,962	—	—	0.95	September 30, 2022
UltraPro QQQ	0.75	0.10	19,125,963	—	—	0.95	September 30, 2022
UltraPro Russell2000	0.75	0.10	1,230,426	—	—	0.95	September 30, 2022
UltraPro S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2022
UltraPro Short 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2022
UltraPro Short Dow30SM	0.75	0.10	—	—	—	0.95	September 30, 2022
UltraPro Short MidCap400	0.75	0.10	47,561	6,341	19,674	0.95	September 30, 2022
UltraPro Short QQQ	0.75	0.10	666,032	—	—	0.95	September 30, 2022
UltraPro Short Russell2000	0.75	0.10	129,738	—	—	0.95	September 30, 2022
UltraPro Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2022
UltraShort 7-10 Year Treasury	0.75	0.10	32,718	—	—	0.95	September 30, 2022
UltraShort 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2022
UltraShort Basic Materials	0.75	0.10	17,148	2,286	51,068	0.95	September 30, 2022
UltraShort Consumer Goods	0.75	0.10	7,153	954	69,146	0.95	September 30, 2022

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 287

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
UltraShort Consumer Services	0.75%	0.10%	$11,269	$1,503	$60,723	0.95%	September 30, 2022
UltraShort Dow30SM	0.75	0.10	55,917	—	—	0.95	September 30, 2022
UltraShort Financials	0.75	0.10	70,655	—	—	0.95	September 30, 2022
UltraShort FTSE China 50	0.75	0.10	93,416	—	—	0.95	September 30, 2022
UltraShort FTSE Europe	0.75	0.10	87,390	—	—	0.95	September 30, 2022
UltraShort Health Care	0.75	0.10	13,933	1,858	61,377	0.95	September 30, 2022
UltraShort Industrials	0.75	0.10	17,140	2,285	59,191	0.95	September 30, 2022
UltraShort MidCap400	0.75	0.10	15,639	2,085	56,807	0.95	September 30, 2022
UltraShort MSCI Brazil Capped	0.75	0.10	93,871	—	—	0.95	September 30, 2022
UltraShort MSCI EAFE	0.75	0.10	10,092	1,346	75,345	0.95	September 30, 2022
UltraShort MSCI Emerging Markets	0.75	0.10	55,299	7,373	24,205	0.95	September 30, 2022
UltraShort MSCI Japan	0.75	0.10	32,843	4,379	49,552	0.95	September 30, 2022
UltraShort Nasdaq Biotechnology	0.75	0.10	62,224	8,296	2,686	0.95	September 30, 2022
UltraShort Oil & Gas	0.75	0.10	73,259	—	—	0.95	September 30, 2022
UltraShort QQQ	0.75	0.10	193,776	—	—	0.95	September 30, 2022
UltraShort Real Estate	0.75	0.10	75,437	—	—	0.95	September 30, 2022
UltraShort Russell2000	0.75	0.10	109,034	—	—	0.95	September 30, 2022
UltraShort S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2022
UltraShort Semiconductors	0.75	0.10	26,194	3,492	40,259	0.95	September 30, 2022
UltraShort SmallCap600	0.75	0.10	24,014	3,202	44,716	0.95	September 30, 2022
UltraShort Technology	0.75	0.10	42,371	5,649	26,108	0.95	September 30, 2022
UltraShort Utilities	0.75	0.10	14,109	1,881	54,113	0.95	September 30, 2022

*  In addition to the expense limitations disclosed above, the Advisor has entered into an Advisory Fee Waiver Agreement for each Fund that reduces the annualized advisory fee rate subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion. To the extent that a Fund achieves an asset breakpoint, the Advisor will waive fees in order to match the corresponding reduction in the tiered advisory fee limit. Any such waivers are reflected as a component of "Expenses waived and/or reimbursed by Advisor" on the Statements of Operations, and are not subject to subsequent recoupment by the Advisor. During the year ended May 31, 2022, advisory fees of $663,915 were waived for Ultra QQQ pursuant to this agreement, resulting in a net advisory fee of 0.74%. During the year ended May 31, 2022, advisory fees of $206,222 were waived for Ultra S&P500 pursuant to this agreement, resulting in a net advisory fee of 0.75%.During the year ended May 31, 2022, advisory fees of $19,125,963 were waived for UltraPro QQQ pursuant to this agreement, resulting in a net advisory fee of 0.63%.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recoupment. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2022, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2022	2023	2024	2025	2026	2027	Recoupment
Short 7-10 Year Treasury	$37,209	$30,777	$68,440	$58,236	$39,494	$7,364	$241,520
Short Dow30SM	63,829	56,819	58,252	81,443	71,179	658	332,180
Short Financials	60,938	56,880	67,106	66,465	67,738	43,542	362,669
Short FTSE China 50	63,961	64,014	72,169	73,907	69,478	63,182	406,711
Short High Yield	74,384	47,725	67,482	89,319	73,328	53,049	405,287
Short MidCap400	54,461	59,003	64,470	62,288	64,925	41,203	346,350
Short MSCI EAFE	75,099	50,861	65,324	67,005	77,986	54,484	390,759
Short MSCI Emerging Markets	53,542	33,973	67,720	74,764	73,663	58,956	362,618
Short QQQ	239,709	217,677	289,992	356,298	296,075	246,967	1,646,718
Short Real Estate	59,167	60,323	68,486	68,631	72,237	44,295	373,139
Short Russell2000	249,456	199,443	188,717	278,667	231,769	101,015	1,249,067

288 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Expires September 30,						Total Amount Eligible for
Fund	2022	2023	2024	2025	2026	2027	Recoupment
Short SmallCap600	$53,416	$60,957	$69,876	$67,242	$69,001	$45,132	$365,624
Ultra 7-10 Year Treasury	62,536	71,959	89,428	90,240	91,778	57,998	463,939
Ultra 20+ Year Treasury	76,690	73,005	92,526	88,560	86,760	51,584	469,125
Ultra Basic Materials	88,772	101,200	101,333	104,481	92,884	76,147	564,817
Ultra Consumer Goods	97,284	106,550	105,592	122,429	108,679	84,473	625,007
Ultra Consumer Services	96,358	110,784	103,519	125,868	117,859	67,635	622,023
Ultra Dow30SM	52,465	42,175	83,496	88,574	44,099	4,815	315,624
Ultra Financials	—	—	37,956	123,292	—	5,052	166,300
Ultra FTSE China 50	68,253	87,846	77,866	88,086	79,216	69,888	471,155
Ultra FTSE Europe	53,612	57,464	67,523	68,397	91,549	56,147	394,692
Ultra Health Care	93,516	119,750	135,285	131,973	94,412	80,081	655,017
Ultra High Yield	144,442	143,367	157,016	76,009	127,422	10,609	658,865
Ultra Industrials	99,560	117,943	101,797	124,278	143,038	64,529	651,145
Ultra MidCap400	86,553	98,454	149,145	129,159	153,030	36,219	652,560
Ultra MSCI Brazil Capped	57,727	57,780	68,922	68,903	73,357	67,424	394,113
Ultra MSCI EAFE	58,174	58,330	68,038	67,971	61,981	70,437	384,931
Ultra MSCI Emerging Markets	53,106	55,431	64,469	67,179	74,970	53,529	368,684
Ultra MSCI Japan	54,716	58,663	78,351	68,707	76,205	78,703	415,345
Ultra Nasdaq Biotechnology	352,874	357,572	348,301	239,152	310,901	161,614	1,770,414
Ultra Nasdaq Cloud Computing	—	—	—	—	40,946	51,322	92,268
Ultra Nasdaq Cybersecurity	—	—	—	—	39,101	31,371	70,472
Ultra Oil & Gas	121,239	107,939	128,797	139,377	103,663	51,164	652,179
Ultra QQQ	464,316	627,801	734,603	856,753	721,976	485,529	3,890,978
Ultra Real Estate	100,745	122,540	116,571	141,016	99,269	75,782	655,923
Ultra Russell2000	678,331	826,508	598,481	325,953	1,190,983	807,628	4,427,884
Ultra Semiconductors	75,266	96,820	104,479	116,117	78,674	48,059	519,415
Ultra SmallCap600	115,280	150,594	112,888	144,160	105,717	101,613	730,252
Ultra Technology	9,801	134,585	135,521	100,677	—	57,269	437,853
Ultra Telecommunications	93,855	91,919	108,608	107,921	108,243	74,598	585,144
Ultra Utilities	94,203	92,407	102,810	121,341	137,989	51,865	600,615
UltraPro Dow30SM	11,376	19,082	91,917	78,445	—	7,784	208,604
UltraPro MidCap400	79,187	135,605	112,697	132,762	108,219	144,001	712,471
UltraPro Russell2000	812,931	764,947	827,229	823,180	1,251,635	774,126	5,254,048
UltraPro Short 20+ Year Treasury	—	5,102	46,924	61,705	33,554	—	147,285
UltraPro Short Dow30SM	—	91,521	68,233	105,555	100,679	2,395	368,383
UltraPro Short MidCap400	62,493	65,192	72,678	70,658	73,860	49,444	394,325
UltraPro Short QQQ	359,287	290,662	465,760	788,628	705,136	467,991	3,077,464
UltraPro Short Russell2000	103,833	112,751	98,638	150,084	160,458	86,674	712,438
UltraShort 7-10 Year Treasury	3,327	—	38,596	53,252	46,329	18,303	159,807
UltraShort Basic Materials	64,799	63,073	70,451	71,277	68,121	47,327	385,048
UltraShort Consumer Goods	64,050	61,744	69,385	69,579	68,984	54,164	387,906
UltraShort Consumer Services	64,734	62,218	70,715	70,585	69,905	50,206	388,363
UltraShort Dow30SM	77,135	82,051	73,406	98,336	79,732	30,829	441,489
UltraShort Financials	67,185	61,995	69,598	74,558	71,867	45,795	390,998
UltraShort FTSE China 50	90,082	76,673	84,460	90,775	74,667	67,958	484,615
UltraShort FTSE Europe	62,101	55,794	66,712	68,772	66,885	64,443	384,707
UltraShort Health Care	62,982	61,997	68,921	69,051	68,004	54,126	385,081
UltraShort Industrials	61,627	61,531	69,530	70,135	68,882	55,364	387,069
UltraShort MidCap400	61,997	64,164	72,713	72,300	72,191	49,953	393,318

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 289

	Expires September 30,						Total Amount Eligible for
Fund	2022	2023	2024	2025	2026	2027	Recoupment
UltraShort MSCI Brazil Capped	$63,937	$54,325	$62,331	$63,948	$70,621	$70,793	$385,955
UltraShort MSCI EAFE	59,845	61,180	69,545	70,471	68,132	63,600	392,773
UltraShort MSCI Emerging Markets	62,095	59,291	67,151	69,292	69,189	63,470	390,488
UltraShort MSCI Japan	57,556	60,345	68,641	68,361	68,340	63,859	387,102
UltraShort Nasdaq Biotechnology	85,111	67,576	73,296	73,070	67,920	50,441	417,414
UltraShort Oil & Gas	62,586	57,364	67,749	67,234	64,443	51,817	371,193
UltraShort QQQ	246,278	213,623	230,252	263,220	185,861	134,044	1,273,278
UltraShort Real Estate	76,125	68,322	81,940	87,665	74,474	49,845	438,371
UltraShort Russell2000	152,686	127,910	115,973	148,967	123,449	71,194	740,179
UltraShort Semiconductors	61,295	62,679	70,672	72,127	69,723	46,623	383,119
UltraShort SmallCap600	60,768	62,947	70,540	69,711	71,020	48,167	383,153
UltraShort Technology	63,735	62,504	71,059	72,086	68,752	50,955	389,091
UltraShort Utilities	60,181	60,800	68,277	69,238	67,517	47,052	373,065

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custody Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and the related Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $325,000 annual retainer (paid in quarterly increments) for services provided as a Board member. Prior to July 1, 2021, each Independent trustee was paid a $185,000 annual retainer for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

290 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. None of the Funds had any transaction fees for the year ended May 31, 2022 or the year ended May 31, 2021.

11. Investment Transactions

For the year ended May 31, 2022, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for ProShares Ultra 7-10 Year Treasury and ProShares Ultra 20+ Year Treasury), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
Ultra 7-10 Year Treasury	$5,657,954	$20,802,361
Ultra 20+ Year Treasury	21,879,605	7,138,246
Ultra Basic Materials	11,185,341	2,874,592
Ultra Consumer Goods	30,670,482	1,014,623
Ultra Consumer Services	22,727,094	4,091,967
Ultra Dow30SM	256,492,739	15,651,692
Ultra Financials	1,290,328,722	51,603,827
Ultra Health Care	273,582,693	15,897,597
Ultra Industrials	40,449,691	2,046,956
Ultra MidCap400	80,909,103	74,420,150
Ultra MSCI Japan	25,469,028	15,674,619
Ultra Nasdaq Biotechnology	47,794,498	114,059,286
Ultra Nasdaq Cloud Computing	1,206,723	1,625,155
Ultra Nasdaq Cybersecurity	100,074	—
Ultra Oil & Gas	112,971,194	46,005,646
Ultra QQQ	4,881,233,050	2,377,497,010
Ultra Real Estate	47,358,323	9,796,445
Ultra Russell2000	550,800,007	123,767,278
Ultra S&P500®	3,478,154,965	703,306,097
Ultra Semiconductors	373,127,046	218,396,519
Ultra SmallCap600	17,420,173	8,005,951
Ultra Technology	796,408,009	282,237,178
Ultra Telecommunications	695,444	605,773
Ultra Utilities	8,235,492	3,640,526
UltraPro Dow30SM	1,217,911,057	252,388,169
UltraPro MidCap400	69,886,538	32,016,029
UltraPro QQQ	23,303,283,069	15,937,978,332
UltraPro Russell2000	924,683,496	153,868,814
UltraPro S&P500®	4,213,746,582	1,463,472,762

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 291

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2022, the fair value of the securities transferred for redemptions, and the net realized gains (losses) recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
Ultra 20+ Year Treasury	$24,464,046	$(742,803)
Ultra Basic Materials	50,405,334	10,108,504
Ultra Consumer Goods	32,406,999	1,773,129
Ultra Consumer Services	24,874,756	1,817,884
Ultra Dow30SM	254,218,226	33,207,902
Ultra Financials	1,275,192,371	178,062,449
Ultra Health Care	301,378,693	27,397,070
Ultra Industrials	50,916,228	5,920,779
Ultra MidCap400	50,965,023	13,421,526
Ultra MSCI Japan	5,955,059	12,469
Ultra Nasdaq Biotechnology	165,095,120	16,320,565
Ultra Nasdaq Cybersecurity	105,831	14,939
Ultra Oil & Gas	220,975,976	71,112,874
Ultra QQQ	4,061,750,970	832,746,488
Ultra Real Estate	36,288,402	6,816,533
Ultra Russell2000	824,759,884	29,735,418
Ultra S&P500®	5,273,809,214	623,194,381
Ultra Semiconductors	322,149,785	52,205,092
Ultra SmallCap600	8,036,217	2,283,773
Ultra Technology	612,392,182	150,392,191
Ultra Utilities	9,328,079	594,325
UltraPro Dow30SM	3,152,907,560	114,080,071
UltraPro MidCap400	40,856,924	3,353,681
UltraPro QQQ	16,906,163,425	2,172,349,139
UltraPro Russell2000	700,314,554	4,839,711
UltraPro S&P500®	5,159,142,910	331,502,190

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2022, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
Ultra Basic Materials	$5,333,602
Ultra Consumer Goods	1,243,677
Ultra Health Care	51,373,562
Ultra Industrials	1,690,987
Ultra MidCap400	13,602,165
Ultra Nasdaq Biotechnology	90,236,319
Ultra Nasdaq Cloud Computing	1,923,968
Ultra Nasdaq Cybersecurity	53,898
Ultra Oil & Gas	24,919,973
Ultra QQQ	1,531,746,155
Ultra Real Estate	13,386,364
Ultra Russell2000	5,156,000
Ultra S&P500®	2,643,259,790
Ultra Semiconductors	166,552,236

292 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Fair Value
Ultra SmallCap600	$3,699,458
Ultra Technology	109,454,186
Ultra Utilities	11,244,809
UltraPro Dow30SM	2,094,087,262
UltraPro MidCap400	5,749,060
UltraPro QQQ	14,699,400,830
UltraPro S&P500®	3,349,109,647

13. Share Splits and Reverse Share Splits

Effective January 13, 2022, each of ProShares Ultra Consumer Services, ProShares Ultra S&P500®, ProShares Ultra Technology, ProShares UltraPro QQQ and ProShares UltraPro S&P500®, underwent a 2-for-1 share split; ProShares Ultra Consumer Goods underwent a 4-for-1 share split; ProShares Short Real Estate, ProShares UltraShort Financials and ProShares UltraShort Technology underwent a 1-for-2 reverse share split and cusip change and ProShares UltraPro Short QQQ, ProShares UltraPro Short Russell2000, ProShares UltraShort Dow30SM, ProShares UltraShort Oil & Gas and UltraShort S&P500® underwent a 1-for-5 reverse share split and cusip change.

Effective May 27, 2022, each of ProShares Ultra Basic Materials and ProShares Ultra Oil & Gas underwent a 4-for-1 share split; ProShares UltraShort Consumer Services and ProShares UltraShort MSCI Brazil Capped underwent a 1-for-2 reverse share split and cusip change.

The effect of the share split transactions was to multiply the number of outstanding shares of the Funds by the split factor, with a corresponding decrease in the net asset value per share; and the effect of the reverse share split transactions was to divide the number of outstanding shares of the Funds by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Funds or the value of a shareholder's investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits and reverse share splits. Additionally, when the application of reverse share splits resulted in fractional shares for beneficial shareholders, a portion of the cost of shares redeemed, as presented in the Statements of Changes in Net Assets, reflects payment of fractional share balances on beneficial shareholder accounts.

14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. The occurrence of any of these factors may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index or swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 293

•  Leverage Risk

Certain Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the Funds that utilize leverage include either a -3x or 3x multiplier or a -2x or 2x multiplier, a single day adverse price movement approaching 33% or 50%, respectively, in a relevant benchmark, could result in the total loss of an investor's investment.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund will achieve a high degree of correlation with its index or a multiple or inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the percentage change of the Fund's index on such day. A number of other factors may adversely affect a Fund's correlation with its index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While each Fund generally attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, or, with respect to equity funds, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the index or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. A Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement.

At May 31, 2022, the ProShares Ultra Consumer Goods, ProShares Ultra Financials, ProShares Ultra Oil & Gas, ProShares Ultra Semiconductors, ProShares UltraPro Dow30SM, ProShares UltraPro Short Dow30SM, ProShares UltraPro Short MidCap400, ProShares UltraPro Short Russell2000, ProShares UltraShort Consumer Services, ProShares UltraShort Industrials, ProShares UltraShort MSCI EAFE, ProShares UltraShort MSCI Emerging Markets, ProShares UltraShort Nasdaq Biotechnology, ProShares UltraShort QQQ, ProShares UltraShort Russell2000 and ProShares UltraShort Technology had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain Funds may seek leveraged, inverse, or inverse leveraged exposure to investments denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment

294 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

•  Debt Instrument Risk

Certain Funds invest in, or seek leveraged, inverse, or inverse leveraged exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor, third party service providers and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund's performance, resulting in losses to your investment.

•  Risk that Current Assumptions and Expectations Could Become Outdated as a Result of Global Economic Shock

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19 (including any variants). These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund to quickly become outdated or inaccurate, resulting in significant losses. Additionally, other public health issues, war, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund's investments, even beyond any direct exposure the Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund performance and the value of an investment in the Fund.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2022 :: 295

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of significant loss to be remote.

16. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., "Lehman") whereby Lehman acted as a counterparty to certain derivative transactions and as a broker-dealer for certain investment transactions. All derivative and brokerage transactions with Lehman were terminated and executed, respectively, prior to September 15, 2008, but certain settlement payments related to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman's bankruptcy proceedings.

To the extent that Lehman, the Securities Investor Protection Corporation ("SIPC") and/or any clearing agency (the "Potential Paying Parties") fail to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Specifically, the Receivables Agreement among the Advisor, ProFund Advisors LLC (an investment adviser affiliated with the Advisor), ProFunds Trust, and the Trust (collectively, the "PF Trusts") (each affiliated and under common controls with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the fund from Lehman for brokerage transactions and/or written over-the-counter derivatives agreements as of September 15, 2008 (the "Lehman Obligations"). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments under the Receivable Agreement are triggered if any specified fund of a PF Trust does not recover the full amounts owed to it by Lehman following conclusion of all bankruptcy, liquidation and SIPC proceedings relating to Lehman. Management has determined that the Advisor has a sufficient financial ability to cover any shortfall in payments from the Potential Paying Parties, including the full amount of such outstanding balances if necessary. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement and brokerage transaction balances due from Lehman are included in "Due from (to) counterparty" and "Receivable for investments sold", respectively, on the Statements of Assets and Liabilities.

17. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

296 :: MAY 31, 2022 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the eighty-one funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (eighty-one of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2022, the related statements of operations and of changes in net assets for each of the periods listed below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2022, the results of each of their operations, the changes in each of their net assets for each of the periods listed below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Short 7-10 Year Treasury (a)
Short 20+ Year Treasury (a)
Short Dow30SM (a)
Short Financials (a)
Short FTSE China 50 (a)
Short High Yield (a)
Short MidCap400 (a)
Short MSCI EAFE (a)
Short MSCI Emerging Markets (a)
Short QQQ (a)
Short Real Estate (a)
Short Russell2000 (a)
Short S&P500® (a)
Short SmallCap600 (a)
Ultra 7-10 Year Treasury (a)
Ultra 20+ Year Treasury (a)
Ultra Basic Materials (a)
Ultra Consumer Goods (a)
Ultra Consumer Services (a)
Ultra Dow30SM (a)
Ultra Financials * (a)
Ultra FTSE China 50 (a)
Ultra FTSE Europe (a)
Ultra Health Care (a)
Ultra High Yield (a)
Ultra Industrials * (a)
Ultra MidCap400 * (a)
Ultra MSCI Brazil Capped (a)
Ultra MSCI EAFE (a)
Ultra MSCI Emerging Markets (a)
Ultra MSCI Japan (a)
Ultra Nasdaq Biotechnology * (a)
Ultra Nasdaq Cloud Computing (b)
Ultra Nasdaq Cybersecurity (b)
Ultra Oil & Gas (a)
Ultra QQQ (a)
Ultra Real Estate (a)
Ultra Russell2000 * (a)
Ultra S&P500® * (a)
Ultra Semiconductors (a)
Ultra SmallCap600 * (a)
Ultra Technology (a)
Ultra Telecommunications (a)
Ultra Utilities (a)
UltraPro Dow30SM (a)
UltraPro MidCap400 * (a)
UltraPro QQQ (a)
UltraPro Russell2000 * (a)
UltraPro S&P500® * (a)
UltraPro Short 20+ Year Treasury (a)
UltraPro Short Dow30SM (a)
UltraPro Short MidCap400 (a)
UltraPro Short QQQ (a)
UltraPro Short Russell2000 (a)
UltraPro Short S&P500® (a)
UltraShort 7-10 Year Treasury (a)
UltraShort 20+ Year Treasury (a)
UltraShort Basic Materials (a)
UltraShort Consumer Goods (a)
UltraShort Consumer Services (a)
UltraShort Dow30SM (a)
UltraShort Financials (a)
UltraShort FTSE China 50 (a)
UltraShort FTSE Europe (a)
UltraShort Health Care (a)
UltraShort Industrials (a)
UltraShort MidCap400 (a)
UltraShort MSCI Brazil Capped (a)
UltraShort MSCI EAFE (a)
UltraShort MSCI Emerging Markets (a)
UltraShort MSCI Japan (a)
UltraShort Nasdaq Biotechnology (a)
UltraShort Oil & Gas (a)
UltraShort QQQ (a)
UltraShort Real Estate (a)
UltraShort Russell2000 (a)
UltraShort S&P500® (a)
UltraShort Semiconductors (a)
UltraShort SmallCap600 (a)
UltraShort Technology (a)
UltraShort Utilities (a)

(a)  Statement of operations for the year ended May 31, 2022, and statement of changes in net assets for each of the two years in the period ended May 31, 2022.

(b)  Statement of operations for the year ended May 31, 2022 and statement of changes in net assets for the year ended May 31, 2022 and for the period January 19, 2021 (commencement of investment operations) through May 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation

PROSHARES TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM :: 297

of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2022

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

298 :: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROSHARES TRUST

Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentages of ordinary dividends paid during the tax year ended October 31, 2021 are designated as "qualified dividend income" (QDI), as defined in the Act, subject to reduced tax rates in 2021. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. The Funds designated up to the maximum amount of qualified interest income (QII) from ordinary distributions paid during the tax year ended October 31, 2021.

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2021, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short Term Gains.

Funds with Equalization

For the tax year ended October 31, 2021, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
Ultra Consumer Services	$6,993
Ultra Dow30SM	4,540,122
Ultra MSCI Japan	1,047,452
Ultra QQQ	44,589,425
Ultra S&P500®	39,510,314
Ultra Semiconductors	1
Ultra Technology	67,222
UltraPro Dow30SM	7,968,810
UltraPro QQQ	129,111,385
UltraPro S&P500®	23,837,200

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 1, 2019). The Funds' Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

PROSHARES TRUST MISC. INFORMATION (UNAUDITED) :: 299

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (119) ProFunds (116)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners and predecessor company (Retained Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present)	ProShares (119) ProFunds (116)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (119) ProFunds (116)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the ProShare Advisors (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (119) ProFunds (116)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

300 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Proshare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Maria PC Sell 3 Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 2/78	Treasurer	Indefinite; June 2022 to present	Director, Fund Officer Services, Foreside Financial Group, LLC (June 2021 to present); Assistant Treasurer, ProShares Trust (September 2021 to June 2022); Franklin Templeton: Director, Fund Administration and Reporting (April 2014 to April 2021)
Victor M. Frye, Esq. 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present	Counsel and Chief Compliance Officer of the ProShare Advisors (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)
Richard F. Morris 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of ProShareAdvisors; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present)

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 301

ProShares Trust

7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Geared ETFs seek returns that are either 3x, 2x, -1x, -2x or -3x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, ProShares' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with larger or inverse multiples and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"QQQ", "NASDAQ-100®" and "NASDAQ Biotechnology Index®" are trademarks of The NASDAQ OMX Group, Inc. "Standard & Poor's®", "S&P®", "S&P 500®", "S&P MidCap 400®", "S&P SmallCap 600®", "Standard & Poor's 500®", certain "S&P Select Industry Indices", "Dow Jones Index", "DJ", "Dow Jones Industrial AverageSM", "The Dow 30SM", "Dow Jones U.S. Sector Indexes", "Dow Jones Select Sector Indexes" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Index" and "Russell®" are trademarks of Russell Investment Group. "MSCI", "MSCI Inc.", "MSCI Index" and "EAFE" are service marks of MSCI. "ICE U.S. 7-10 Year Bond IndexTM" and "ICE U.S. 20+ Year Bond IndexTM" are trademarks of Intercontinental Exchange, Inc. "iBoxx®" is a registered trademark of Markit Indices Limited. All have been licensed for use by ProShares. "S&P®" is a registered trademark of Standard & Poor's Financial Services LLC ("S&P") and "Dow Jones®" is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2021 ProShare Advisors LLC. All rights reserved.  PSGAN0522

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2. Code of Ethics.

As of the end of the period, May 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1). There were no amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that William D. Fertig is an audit committee financial expert, as defined in Item 3 of Form N-CSR. William D. Fertig is independent for purposes of Item 3 of Form N-CSR

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended May 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,743,249 for professional services rendered for the audit of the Funds’ annual financial statements included in the Funds’ annual report to shareholders.

For the fiscal year ended May 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,632,185 for professional services rendered for the audit of the Funds’ annual financial statements included in the Funds’ annual report to shareholders.

(b)	Audit-Related Fees

For the fiscal year ended May 31, 2022, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended May 31, 2021, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the section Audit Fees above.

(c)	Tax Fees

For the fiscal year ended May 31, 2022, PwC billed the Funds aggregate fees of $1,038,920 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns and review of the Funds’ calculations of capital gain and income distributions.

For the fiscal year ended May 31, 2021, PwC billed the Funds aggregate fees of $936,075 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns and review of the Funds’ calculations of capital gain and income distributions.

(d)	All Other Fees

For the fiscal year ended May 31, 2022, PwC did not bill the Funds any fees for products and services other than those disclosed above.

For the fiscal year ended May 31, 2021, PwC did not bill the Funds any fees for products and services other than those disclosed above.

(e)(1)	The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such preapprovals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the approaches for pre-approving proposed services: (1) the proposed service may be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	For the fiscal years ended May 31, 2022 and May 31, 2021, the Funds’ Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Funds by PwC.
(f)	Not applicable.
(g)	For the fiscal year ended May 31, 2022, PwC billed aggregate non-audit fees to the Funds of $1,038,920 as disclosed in Items 4(b), 4(c) and 4(d) above. During this period, PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC.

For the fiscal year ended May 31, 2021, PwC billed aggregate non-audit fees to the Funds of $936,075 as disclosed in Items 4 (b), 4(c) and 4(d) above. During this period, PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC.

(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated audit committee established in accordance with Section 3(s)(58(A) of the Exchange Act of 1934. The registrant’s audit committee members are Michael C. Wachs, Russell S. Reynolds, III and William D. Fertig.
(b)	Not applicable.

Item 6. Investments

(a)	Schedule I – Investments in securities of unaffiliated issuers

For those Funds which included a Summary Schedule of Investments in the annual report, full schedules of investments are included below.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)

COMMON STOCKS - 20.5%

Aerospace & Defense - 0.2%
AAR Corp.*	126	6,076
Aerojet Rocketdyne Holdings, Inc.*	276	11,244
AeroVironment, Inc.*	82	7,541
AerSale Corp.*	57	790
Astronics Corp.*	92	966
Byrna Technologies, Inc.*	68	548
Cadre Holdings, Inc.	24	604
Ducommun, Inc.*	41	1,872
Kaman Corp.	102	3,693
Kratos Defense & Security Solutions, Inc.*	452	6,518
Maxar Technologies, Inc.	267	7,973
Moog, Inc., Class A	107	8,709
National Presto Industries, Inc.	19	1,284
Park Aerospace Corp.	72	877
Parsons Corp.*	97	3,787
Triumph Group, Inc.*	234	3,580
Vectrus, Inc.*	44	1,576
		67,638
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc.*	219	6,618
Atlas Air Worldwide Holdings, Inc.*	106	7,389
Forward Air Corp.	99	9,226
Hub Group, Inc., Class A*	122	8,904
Radiant Logistics, Inc.*	144	955
		33,092
Airlines - 0.1%
Allegiant Travel Co.*	55	8,220
Frontier Group Holdings, Inc.*	129	1,387
Hawaiian Holdings, Inc.*	187	3,319
Mesa Air Group, Inc.*	131	402
SkyWest, Inc.*	184	4,961
Spirit Airlines, Inc.*	348	7,290
Sun Country Airlines Holdings, Inc.*	120	2,838
		28,417
Auto Components - 0.3%
Adient plc*	348	12,316
American Axle & Manufacturing Holdings, Inc.*	414	3,358
Cooper-Standard Holdings, Inc.*	62	348
Dana, Inc.	535	8,860
Dorman Products, Inc.*	97	9,802
Fox Factory Holding Corp.*	155	12,713
Gentherm, Inc.*	123	8,480
Goodyear Tire & Rubber Co. (The)*	1,019	13,165
LCI Industries	92	10,996
Modine Manufacturing Co.*	185	2,187
Motorcar Parts of America, Inc.*	69	1,023
Patrick Industries, Inc.	83	4,989
Standard Motor Products, Inc.	76	3,036
Stoneridge, Inc.*	96	1,985
Tenneco, Inc., Class A*	250	4,328
Visteon Corp.*	102	11,445
XL Fleet Corp.*	443	536
XPEL, Inc.*(a)	66	3,407
		112,974
Automobiles - 0.0%(b)
Arcimoto, Inc.*	106	424
Canoo, Inc.*	393	1,317
Fisker, Inc.*	601	6,238
Lordstown Motors Corp.*	574	1,188
Winnebago Industries, Inc.	120	5,934
Workhorse Group, Inc.*	570	1,761
		16,862
Banks - 1.9%
1st Source Corp.	62	2,915
Allegiance Bancshares, Inc.	70	2,817
Amalgamated Financial Corp.	49	1,065
Amerant Bancorp, Inc.	96	2,828
American National Bankshares, Inc.	40	1,424
Ameris Bancorp	245	11,170
Arrow Financial Corp.	50	1,656
Associated Banc-Corp.	549	11,364
Atlantic Union Bankshares Corp.	277	9,767
Banc of California, Inc.	202	3,886
BancFirst Corp.	63	5,716
Bancorp, Inc. (The)*	193	4,020
Bank First Corp.	25	1,817
Bank of Marin Bancorp	56	1,842
Bank of NT Butterfield & Son Ltd. (The)	185	5,842
BankUnited, Inc.	315	13,123
Banner Corp.	126	7,322
Bar Harbor Bankshares	53	1,444
Berkshire Hills Bancorp, Inc.	179	4,674
Blue Ridge Bankshares, Inc.	63	958
Brookline Bancorp, Inc.	284	4,024
Business First Bancshares, Inc.	70	1,549
Byline Bancorp, Inc.	92	2,298
Cadence Bank	664	17,749
Cambridge Bancorp	25	2,087
Camden National Corp.	52	2,302
Capital Bancorp, Inc.	30	703
Capital City Bank Group, Inc.	49	1,338
Capstar Financial Holdings, Inc.	75	1,562
Carter Bankshares, Inc.*	95	1,405
Cathay General Bancorp	267	10,976
CBTX, Inc.	67	1,904
Central Pacific Financial Corp.	101	2,438
Citizens & Northern Corp.	55	1,339
City Holding Co.	54	4,433
Civista Bancshares, Inc.	53	1,132
CNB Financial Corp.	58	1,458
Coastal Financial Corp.*	39	1,539
Columbia Banking System, Inc.	289	8,713
Community Bank System, Inc.	198	13,068
Community Trust Bancorp, Inc.	56	2,355
ConnectOne Bancorp, Inc.	137	3,776
CrossFirst Bankshares, Inc.*	170	2,283
Customers Bancorp, Inc.*	113	4,667
CVB Financial Corp.	504	12,489
Dime Community Bancshares, Inc.	124	3,899
Eagle Bancorp, Inc.	117	5,799
Eastern Bankshares, Inc.	633	12,325
Enterprise Bancorp, Inc.	34	1,148
Enterprise Financial Services Corp.	128	5,928
Equity Bancshares, Inc., Class A	49	1,593
Farmers National Banc Corp.	114	1,770
FB Financial Corp.	123	5,168

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Fidelity D&D Bancorp, Inc.	15	591
Financial Institutions, Inc.	57	1,605
First Bancorp, Inc. (The)	39	1,181
First Bancorp/NC	127	4,759
First Bancorp/PR	733	10,944
First Bancshares, Inc. (The)	74	2,227
First Bank	56	801
First Busey Corp.	186	4,362
First Commonwealth Financial Corp.	346	4,847
First Community Bankshares, Inc.	62	1,786
First Financial Bancorp	341	7,154
First Financial Bankshares, Inc.	480	19,795
First Financial Corp.	43	1,934
First Foundation, Inc.	185	4,172
First Internet Bancorp	34	1,314
First Interstate BancSystem, Inc., Class A	322	12,259
First Merchants Corp.	212	8,726
First Mid Bancshares, Inc.	61	2,297
First of Long Island Corp. (The)	82	1,560
Five Star Bancorp	45	1,171
Flushing Financial Corp.	107	2,472
Fulton Financial Corp.	585	9,272
German American Bancorp, Inc.	92	3,499
Glacier Bancorp, Inc.	405	19,606
Great Southern Bancorp, Inc.	38	2,255
Guaranty Bancshares, Inc.	30	1,094
Hancock Whitney Corp.	318	15,849
Hanmi Financial Corp.	113	2,637
HarborOne Bancorp, Inc.	173	2,472
HBT Financial, Inc.	39	678
Heartland Financial USA, Inc.	148	6,546
Heritage Commerce Corp.	216	2,478
Heritage Financial Corp.	128	3,341
Hilltop Holdings, Inc.	227	6,812
Home BancShares, Inc.	562	12,696
HomeStreet, Inc.	72	2,902
HomeTrust Bancshares, Inc.	54	1,449
Hope Bancorp, Inc.	426	6,211
Horizon Bancorp, Inc.	158	2,839
Independent Bank Corp.	169	14,078
Independent Bank Corp./MI	74	1,466
Independent Bank Group, Inc.	137	10,012
International Bancshares Corp.	199	8,344
Lakeland Bancorp, Inc.	224	3,476
Lakeland Financial Corp.	90	6,494
Live Oak Bancshares, Inc.	118	4,739
Macatawa Bank Corp.	97	899
Mercantile Bank Corp.	56	1,851
Meta Financial Group, Inc.	108	4,490
Metrocity Bankshares, Inc.	70	1,422
Metropolitan Bank Holding Corp.*	38	2,935
Mid Penn Bancorp, Inc.	52	1,428
Midland States Bancorp, Inc.	78	2,097
MidWestOne Financial Group, Inc.	52	1,582
MVB Financial Corp.	39	1,456
National Bank Holdings Corp., Class A	106	4,320
NBT Bancorp, Inc.	154	5,695
Nicolet Bankshares, Inc.*	43	3,434
Northrim Bancorp, Inc.	22	914
Northwest Bancshares, Inc.	452	5,826
OceanFirst Financial Corp.	216	4,357
OFG Bancorp	180	5,101
Old National Bancorp	1,085	17,252
Old Second Bancorp, Inc.	102	1,558
Origin Bancorp, Inc.	82	3,205
Orrstown Financial Services, Inc.	42	1,032
Pacific Premier Bancorp, Inc.	344	11,201
Park National Corp.	52	6,433
Peapack-Gladstone Financial Corp.	65	2,190
Peoples Bancorp, Inc.	93	2,658
Peoples Financial Services Corp.	26	1,374
Preferred Bank	49	3,357
Premier Financial Corp.	133	3,614
Primis Financial Corp.	89	1,201
QCR Holdings, Inc.	61	3,381
RBB Bancorp	51	1,094
Red River Bancshares, Inc.	17	873
Renasant Corp.	201	6,219
Republic Bancorp, Inc., Class A	34	1,562
Republic First Bancorp, Inc.*	166	674
S&T Bancorp, Inc.	142	4,176
Sandy Spring Bancorp, Inc.	163	6,903
Seacoast Banking Corp. of Florida	202	6,916
ServisFirst Bancshares, Inc.	184	15,338
Sierra Bancorp	51	1,104
Silvergate Capital Corp., Class A*	103	8,085
Simmons First National Corp., Class A	458	11,775
SmartFinancial, Inc.	50	1,295
South Plains Financial, Inc.	40	989
Southern First Bancshares, Inc.*	28	1,263
Southside Bancshares, Inc.	115	4,638
SouthState Corp.	284	22,953
Stock Yards Bancorp, Inc.	89	5,251
Summit Financial Group, Inc.	43	1,177
Texas Capital Bancshares, Inc.*	188	10,628
Third Coast Bancshares, Inc.*	15	373
Tompkins Financial Corp.	51	3,887
Towne Bank	247	7,282
TriCo Bancshares	102	4,625
Triumph Bancorp, Inc.*	88	6,401
Trustmark Corp.	225	6,545
UMB Financial Corp.	161	14,868
United Bankshares, Inc.	487	18,292
United Community Banks, Inc.	386	12,132
Univest Financial Corp.	106	2,809
Valley National Bancorp	1,475	18,747
Veritex Holdings, Inc.	175	6,030
Washington Federal, Inc.	238	7,723
Washington Trust Bancorp, Inc.	63	3,163
WesBanco, Inc.	221	7,527
West Bancorp, Inc.	58	1,476
Westamerica Bancorp	96	5,780
		834,905
Beverages - 0.1%
Celsius Holdings, Inc.*	199	13,351
Coca-Cola Consolidated, Inc.	18	10,169
Duckhorn Portfolio, Inc. (The)*	132	2,594
MGP Ingredients, Inc.	52	5,037
National Beverage Corp.	87	4,318
Primo Water Corp.	578	8,277
Zevia PBC, Class A*	40	98
		43,844
Biotechnology - 1.2%
2seventy bio, Inc.*	86	1,066

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
4D Molecular Therapeutics, Inc.*	103	782
89bio, Inc.*	38	114
ACADIA Pharmaceuticals, Inc.*	441	7,122
Acumen Pharmaceuticals, Inc.*	106	375
Adagio Therapeutics, Inc.*	218	645
Adicet Bio, Inc.*	95	1,123
Adverum Biotechnologies, Inc.*	321	288
Aeglea BioTherapeutics, Inc.*	150	237
Aerovate Therapeutics, Inc.*	47	571
Affimed NV*	428	1,327
Agenus, Inc.*	809	1,351
Agios Pharmaceuticals, Inc.*	200	3,894
Akebia Therapeutics, Inc.*	644	238
Akero Therapeutics, Inc.*	95	821
Akouos, Inc.*	90	281
Alaunos Therapeutics, Inc.*	773	400
Albireo Pharma, Inc.*	62	1,236
Aldeyra Therapeutics, Inc.*	180	556
Alector, Inc.*	216	1,914
Aligos Therapeutics, Inc.*	79	102
Alkermes plc*	590	17,611
Allakos, Inc.*	132	396
Allogene Therapeutics, Inc.*	249	1,975
Allovir, Inc.*	109	422
Alpine Immune Sciences, Inc.*	44	409
Altimmune, Inc.*	145	734
ALX Oncology Holdings, Inc.*	65	499
Amicus Therapeutics, Inc.*	968	7,376
AnaptysBio, Inc.*	71	1,348
Anavex Life Sciences Corp.*	247	2,250
Anika Therapeutics, Inc.*	52	1,130
Annexon, Inc.*	116	364
Apellis Pharmaceuticals, Inc.*	288	11,938
Applied Molecular Transport, Inc.*	93	308
Applied Therapeutics, Inc.*	67	96
AquaBounty Technologies, Inc.*	242	361
Arbutus Biopharma Corp.*	336	816
Arcellx, Inc.*	34	412
Arcturus Therapeutics Holdings, Inc.*	77	1,531
Arcus Biosciences, Inc.*	165	3,127
Arcutis Biotherapeutics, Inc.*	102	2,130
Ardelyx, Inc.*	358	235
Arrowhead Pharmaceuticals, Inc.*	379	12,643
Atara Biotherapeutics, Inc.*	319	1,659
Athenex, Inc.*	319	153
Athersys, Inc.*	785	173
Atossa Therapeutics, Inc.*	433	421
Atreca, Inc., Class A*	98	165
Aura Biosciences, Inc.*	21	367
Avalo Therapeutics, Inc.*	230	83
Avid Bioservices, Inc.*	221	2,955
Avidity Biosciences, Inc.*	138	1,922
Avita Medical, Inc.*	90	513
Avrobio, Inc.*	141	137
Beam Therapeutics, Inc.*	189	6,649
Beyondspring, Inc.*	84	115
BioAtla, Inc.*	57	137
BioCryst Pharmaceuticals, Inc.*	664	6,182
Biohaven Pharmaceutical Holding Co. Ltd.*	205	29,465
Biomea Fusion, Inc.*	81	445
Bioxcel Therapeutics, Inc.*	63	737
Black Diamond Therapeutics, Inc.*	85	144
Bluebird Bio, Inc.*	249	797
Blueprint Medicines Corp.*	217	11,935
Bolt Biotherapeutics, Inc.*	85	144
Bridgebio Pharma, Inc.*	392	2,677
Brooklyn ImmunoTherapeutics, Inc.*	112	75
C4 Therapeutics, Inc.*	141	1,024
Cardiff Oncology, Inc.*	142	192
CareDx, Inc.*	187	4,703
Caribou Biosciences, Inc.*	189	1,574
Catalyst Pharmaceuticals, Inc.*	358	2,578
Celcuity, Inc.*	36	235
Celldex Therapeutics, Inc.*	170	3,998
CEL-SCI Corp.*	135	493
Century Therapeutics, Inc.*	63	547
Cerevel Therapeutics Holdings, Inc.*	150	3,919
ChemoCentryx, Inc.*	199	4,432
Chimerix, Inc.*	269	506
Chinook Therapeutics, Inc.*	148	2,247
Clene, Inc.*	77	168
Clovis Oncology, Inc.*	416	289
Codiak Biosciences, Inc.*	58	162
Cogent Biosciences, Inc.*	136	627
Coherus Biosciences, Inc.*	239	1,754
Cortexyme, Inc.*	74	192
Crinetics Pharmaceuticals, Inc.*	170	2,847
Cue Biopharma, Inc.*	115	445
Cullinan Oncology, Inc.*	95	1,016
Curis, Inc.*	320	245
Cyteir Therapeutics, Inc.*	70	133
Cytokinetics, Inc.*	293	11,691
CytomX Therapeutics, Inc.*	239	385
Day One Biopharmaceuticals, Inc.*	83	516
Deciphera Pharmaceuticals, Inc.*	146	1,583
Denali Therapeutics, Inc.*	335	8,137
DermTech, Inc.*	90	598
Design Therapeutics, Inc.*	98	1,223
Dynavax Technologies Corp.*	397	4,708
Dyne Therapeutics, Inc.*	112	539
Eagle Pharmaceuticals, Inc.*	44	2,055
Editas Medicine, Inc.*	251	2,859
Eiger BioPharmaceuticals, Inc.*	119	826
Eliem Therapeutics, Inc.*	23	88
Emergent BioSolutions, Inc.*	180	5,933
Enanta Pharmaceuticals, Inc.*	72	2,875
Entrada Therapeutics, Inc.*	40	270
Epizyme, Inc.*	530	223
Erasca, Inc.*	235	1,274
Evelo Biosciences, Inc.*	114	239
Exagen, Inc.*	39	195
Fate Therapeutics, Inc.*	300	6,930
FibroGen, Inc.*	316	3,109
Finch Therapeutics Group, Inc.*	29	69
Foghorn Therapeutics, Inc.*	72	929
Forma Therapeutics Holdings, Inc.*	126	717
Forte Biosciences, Inc.*	45	59
Fortress Biotech, Inc.*	272	234
Frequency Therapeutics, Inc.*	122	137
G1 Therapeutics, Inc.*	145	705
Gemini Therapeutics, Inc.*	82	105
Generation Bio Co.*	162	910
Geron Corp.*	1,123	1,550
Global Blood Therapeutics, Inc.*	227	5,661

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Gossamer Bio, Inc.*	228	1,607
Graphite Bio, Inc.*	110	258
Greenwich Lifesciences, Inc.*	15	116
Gritstone bio, Inc.*	159	321
GT Biopharma, Inc.*	66	182
Halozyme Therapeutics, Inc.*	509	23,404
Harpoon Therapeutics, Inc.*	70	144
Heron Therapeutics, Inc.*	340	1,122
Homology Medicines, Inc.*	155	228
Hookipa Pharma, Inc.*	73	126
Humanigen, Inc.*	181	395
iBio, Inc.*	797	192
Icosavax, Inc.*	90	611
Ideaya Biosciences, Inc.*	122	1,360
IGM Biosciences, Inc.*	31	520
Imago Biosciences, Inc.*	73	1,180
Immuneering Corp., Class A*	70	314
Immunic, Inc.*	69	428
ImmunityBio, Inc.*	257	966
ImmunoGen, Inc.*	792	2,899
Immunovant, Inc.*	149	632
Impel Pharmaceuticals, Inc.*	25	172
Infinity Pharmaceuticals, Inc.*	323	217
Inhibrx, Inc.*	102	1,333
Inovio Pharmaceuticals, Inc.*	762	1,425
Inozyme Pharma, Inc.*	52	192
Insmed, Inc.*	435	8,187
Instil Bio, Inc.*	199	1,195
Intellia Therapeutics, Inc.*	257	11,858
Intercept Pharmaceuticals, Inc.*	92	1,665
Ironwood Pharmaceuticals, Inc.*	540	6,086
iTeos Therapeutics, Inc.*	74	1,295
IVERIC bio, Inc.*	422	4,406
Janux Therapeutics, Inc.*	65	723
Jounce Therapeutics, Inc.*	123	476
KalVista Pharmaceuticals, Inc.*	82	729
Karuna Therapeutics, Inc.*	82	8,554
Karyopharm Therapeutics, Inc.*	265	1,664
Keros Therapeutics, Inc.*	56	1,893
Kezar Life Sciences, Inc.*	139	702
Kiniksa Pharmaceuticals Ltd., Class A*	107	820
Kinnate Biopharma, Inc.*	95	754
Kodiak Sciences, Inc.*	124	898
Kronos Bio, Inc.*	143	532
Krystal Biotech, Inc.*	73	4,298
Kura Oncology, Inc.*	234	3,079
Kymera Therapeutics, Inc.*	127	1,812
Lexicon Pharmaceuticals, Inc.*	258	457
Ligand Pharmaceuticals, Inc.*	54	4,801
Lineage Cell Therapeutics, Inc.*	464	580
Lyell Immunopharma, Inc.*	547	2,265
MacroGenics, Inc.*	222	770
Madrigal Pharmaceuticals, Inc.*	45	2,988
Magenta Therapeutics, Inc.*	112	130
MannKind Corp.*(c)	912	3,812
MEI Pharma, Inc.*	473	225
MeiraGTx Holdings plc*	111	931
Mersana Therapeutics, Inc.*	265	885
MiMedx Group, Inc.*	409	1,599
MiNK Therapeutics, Inc.*	9	14
Mirum Pharmaceuticals, Inc.*	14	327
Molecular Templates, Inc.*	137	135
Monte Rosa Therapeutics, Inc.*	106	820
Morphic Holding, Inc.*	77	1,805
Mustang Bio, Inc.*	276	178
Myriad Genetics, Inc.*	293	5,637
Neoleukin Therapeutics, Inc.*	133	133
NexImmune, Inc.*	65	148
Nkarta, Inc.*	51	736
Nurix Therapeutics, Inc.*	116	1,170
Nuvalent, Inc., Class A*	67	594
Ocugen, Inc.*	682	1,616
Olema Pharmaceuticals, Inc.*	95	272
Omega Therapeutics, Inc.*	82	186
Oncocyte Corp.*	224	242
Oncorus, Inc.*	77	92
Oncternal Therapeutics, Inc.*	164	243
Organogenesis Holdings, Inc.*	256	1,436
ORIC Pharmaceuticals, Inc.*	117	391
Outlook Therapeutics, Inc.*	421	484
Oyster Point Pharma, Inc.*	42	165
Passage Bio, Inc.*	137	247
PMV Pharmaceuticals, Inc.*	97	1,141
Portage Biotech, Inc.*	19	190
Poseida Therapeutics, Inc.*	108	245
Praxis Precision Medicines, Inc.*	123	1,021
Precigen, Inc.*	351	470
Precision BioSciences, Inc.*	188	316
Prelude Therapeutics, Inc.*	41	172
Prometheus Biosciences, Inc.*	112	2,919
Protagonist Therapeutics, Inc.*	165	1,445
Prothena Corp. plc*	133	3,622
PTC Therapeutics, Inc.*	256	7,519
Puma Biotechnology, Inc.*	121	235
Pyxis Oncology, Inc.*	41	101
Radius Health, Inc.*	172	1,089
Rallybio Corp.*	66	898
RAPT Therapeutics, Inc.*	78	1,148
Recursion Pharmaceuticals, Inc., Class A*	425	2,601
REGENXBIO, Inc.*	145	3,051
Relay Therapeutics, Inc.*	257	4,184
Reneo Pharmaceuticals, Inc.*	35	72
Replimune Group, Inc.*	113	1,642
REVOLUTION Medicines, Inc.*	220	3,736
Rhythm Pharmaceuticals, Inc.*	162	557
Rigel Pharmaceuticals, Inc.*	630	1,140
Rocket Pharmaceuticals, Inc.*	151	1,789
Rubius Therapeutics, Inc.*	169	186
Sana Biotechnology, Inc.*	317	1,626
Sangamo Therapeutics, Inc.*	437	1,595
Scholar Rock Holding Corp.*	104	522
Selecta Biosciences, Inc.*	341	301
Sensei Biotherapeutics, Inc.*	78	148
Sera Prognostics, Inc., Class A*	32	44
Seres Therapeutics, Inc.*	257	797
Sesen Bio, Inc.*	744	456
Shattuck Labs, Inc.*	99	283
Sigilon Therapeutics, Inc.*	57	43
Silverback Therapeutics, Inc.*	77	269
Solid Biosciences, Inc.*	222	127
Sorrento Therapeutics, Inc.*	1,103	1,809
Spectrum Pharmaceuticals, Inc.*	602	450
Spero Therapeutics, Inc.*	90	106
SpringWorks Therapeutics, Inc.*	108	2,046
Spruce Biosciences, Inc.*	35	55
SQZ Biotechnologies Co.*	85	302

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Stoke Therapeutics, Inc.*	70	848
Summit Therapeutics, Inc.*	99	132
Surface Oncology, Inc.*	133	246
Sutro Biopharma, Inc.*	160	696
Syndax Pharmaceuticals, Inc.*	180	2,970
Syros Pharmaceuticals, Inc.*	215	177
Talaris Therapeutics, Inc.*	78	672
Taysha Gene Therapies, Inc.*	83	212
TCR2 Therapeutics, Inc.*	114	264
Tenaya Therapeutics, Inc.*	105	703
TG Therapeutics, Inc.*	478	2,113
Tonix Pharmaceuticals Holding Corp.*	57	139
Travere Therapeutics, Inc.*	219	5,105
Trevena, Inc.*	604	188
Turning Point Therapeutics, Inc.*	170	6,013
Twist Bioscience Corp.*	204	6,944
Tyra Biosciences, Inc.*	45	307
UroGen Pharma Ltd.*	72	383
Vanda Pharmaceuticals, Inc.*	202	1,986
Vaxart, Inc.*	453	1,649
Vaxcyte, Inc.*	156	3,742
VBI Vaccines, Inc.*	696	637
Vera Therapeutics, Inc.*	50	727
Veracyte, Inc.*	247	4,342
Verastem, Inc.*	637	815
Vericel Corp.*	171	4,643
Verve Therapeutics, Inc.*	134	2,031
Vigil Neuroscience, Inc.*	26	76
Viking Therapeutics, Inc.*	253	562
Vincerx Pharma, Inc.*	62	101
Vir Biotechnology, Inc.*	222	5,730
Viracta Therapeutics, Inc.*	134	284
VistaGen Therapeutics, Inc.*	716	823
Vor BioPharma, Inc.*	70	295
Werewolf Therapeutics, Inc.*	98	371
XBiotech, Inc.	55	302
Xencor, Inc.*	210	4,689
Xilio Therapeutics, Inc.*	29	87
XOMA Corp.*	23	419
Y-mAbs Therapeutics, Inc.*	130	1,617
Zentalis Pharmaceuticals, Inc.*	134	3,231
		520,485
Building Products - 0.3%
AAON, Inc.	153	8,198
American Woodmark Corp.*	61	3,177
Apogee Enterprises, Inc.	90	3,744
Caesarstone Ltd.	82	747
Cornerstone Building Brands, Inc.*	202	4,959
CSW Industrials, Inc.	54	5,731
Gibraltar Industries, Inc.*	122	5,095
Griffon Corp.	190	6,093
Insteel Industries, Inc.	68	2,816
JELD-WEN Holding, Inc.*	336	6,327
Masonite International Corp.*	88	8,081
PGT Innovations, Inc.*	213	4,281
Quanex Building Products Corp.	124	2,522
Resideo Technologies, Inc.*	532	12,566
Simpson Manufacturing Co., Inc.	160	17,336
UFP Industries, Inc.	222	17,138
View, Inc.*	364	462
Zurn Water Solutions Corp.	447	12,883
		122,156
Capital Markets - 0.3%
Artisan Partners Asset Management, Inc., Class A	217	8,335
AssetMark Financial Holdings, Inc.*	67	1,400
Associated Capital Group, Inc., Class A	6	238
B Riley Financial, Inc.	74	4,022
BGC Partners, Inc., Class A	1,166	3,801
Blucora, Inc.*	179	3,166
Brightsphere Investment Group, Inc.	120	2,447
Cohen & Steers, Inc.	92	7,011
Cowen, Inc., Class A	97	2,574
Diamond Hill Investment Group, Inc.	11	2,059
Donnelley Financial Solutions, Inc.*	109	3,391
Federated Hermes, Inc.	343	11,652
Focus Financial Partners, Inc., Class A*	239	9,010
GAMCO Investors, Inc., Class A	19	391
GCM Grosvenor, Inc., Class A	163	1,335
Greenhill & Co., Inc.	51	627
Hamilton Lane, Inc., Class A	129	8,972
Houlihan Lokey, Inc.	189	16,243
Moelis & Co., Class A	224	10,510
Open Lending Corp., Class A*	384	5,053
Oppenheimer Holdings, Inc., Class A	34	1,214
Piper Sandler Cos.	64	8,435
PJT Partners, Inc., Class A	88	6,674
Pzena Investment Management, Inc., Class A	62	438
Sculptor Capital Management, Inc.	82	986
StepStone Group, Inc., Class A	168	4,580
StoneX Group, Inc.*	63	4,729
Value Line, Inc.	4	282
Virtus Investment Partners, Inc.	27	5,202
WisdomTree Investments, Inc.	495	2,945
		137,722
Chemicals - 0.4%
AdvanSix, Inc.	101	4,679
American Vanguard Corp.	108	2,665
Amyris, Inc.*	653	1,665
Aspen Aerogels, Inc.*	81	1,419
Avient Corp.	335	16,482
Balchem Corp.	120	14,932
Cabot Corp.	208	15,727
Chase Corp.	28	2,262
Danimer Scientific, Inc.*	334	1,466
Ecovyst, Inc.	219	2,249
FutureFuel Corp.	95	683
GCP Applied Technologies, Inc.*	247	7,687
Hawkins, Inc.	71	2,567
HB Fuller Co.	195	13,861
Ingevity Corp.*	146	10,173
Innospec, Inc.	91	9,285
Intrepid Potash, Inc.*	38	2,503
Koppers Holdings, Inc.	76	2,060
Kronos Worldwide, Inc.	82	1,562
Livent Corp.*	597	18,979
Marrone Bio Innovations, Inc.*	375	439
Minerals Technologies, Inc.	123	8,150

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Orion Engineered Carbons SA	222	4,287
PureCycle Technologies, Inc.*	212	1,810
Quaker Chemical Corp.	49	7,664
Rayonier Advanced Materials, Inc.*	227	874
Schweitzer-Mauduit International, Inc.	116	3,146
Sensient Technologies Corp.	155	13,553
Stepan Co.	79	8,857
Tredegar Corp.	97	1,175
Trinseo plc	142	6,715
Tronox Holdings plc, Class A	421	7,582
Valhi, Inc.	9	417
Zymergen, Inc.*	298	423
		197,998
Commercial Services & Supplies - 0.4%
ABM Industries, Inc.	247	11,942
ACCO Brands Corp.	343	2,586
Aris Water Solution, Inc., Class A	72	1,471
Brady Corp., Class A	173	8,392
BrightView Holdings, Inc.*	175	2,275
Brink's Co. (The)	177	10,767
Casella Waste Systems, Inc., Class A*	180	12,884
CECO Environmental Corp.*	116	726
Cimpress plc*	64	2,789
CompX International, Inc.	5	111
CoreCivic, Inc., REIT*	441	5,676
Deluxe Corp.	156	3,733
Ennis, Inc.	94	1,706
GEO Group, Inc. (The), REIT*	434	3,086
Harsco Corp.*	289	2,399
Healthcare Services Group, Inc.	276	4,739
Heritage-Crystal Clean, Inc.*	56	1,544
HNI Corp.	160	6,101
Interface, Inc.	215	3,094
KAR Auction Services, Inc.*	445	7,107
Kimball International, Inc., Class B	133	1,136
Matthews International Corp., Class A	115	3,721
MillerKnoll, Inc.	274	8,275
Montrose Environmental Group, Inc.*	97	3,929
NL Industries, Inc.	31	284
Pitney Bowes, Inc.	649	3,037
SP Plus Corp.*	84	2,685
Steelcase, Inc., Class A	315	3,862
Team, Inc.*	99	117
Tetra Tech, Inc.	199	26,859
UniFirst Corp.	54	8,826
Viad Corp.*	74	2,229
VSE Corp.	40	1,554
		159,642
Communications Equipment - 0.1%
ADTRAN, Inc.	179	3,317
Aviat Networks, Inc.*	42	1,231
CalAmp Corp.*	132	958
Calix, Inc.*	203	7,499
Cambium Networks Corp.*	41	586
Casa Systems, Inc.*	119	524
Clearfield, Inc.*	43	2,657
Comtech Telecommunications Corp.	95	1,188
Digi International, Inc.*	129	2,851
DZS, Inc.*	63	1,102
EMCORE Corp.*	137	452
Extreme Networks, Inc.*	468	4,643
Harmonic, Inc.*	334	3,216
Infinera Corp.*	674	3,862
Inseego Corp.*	314	647
KVH Industries, Inc.*	55	428
NETGEAR, Inc.*	107	2,038
NetScout Systems, Inc.*	258	8,857
Plantronics, Inc.*	156	6,159
Ribbon Communications, Inc.*	260	736
Viavi Solutions, Inc.*	846	12,242
		65,193
Construction & Engineering - 0.3%
Ameresco, Inc., Class A*	114	6,694
API Group Corp.*	744	12,983
Arcosa, Inc.	178	9,411
Argan, Inc.	54	2,159
Comfort Systems USA, Inc.	132	11,843
Concrete Pumping Holdings, Inc.*	96	519
Construction Partners, Inc., Class A*	146	3,357
Dycom Industries, Inc.*	109	10,149
EMCOR Group, Inc.	197	20,809
Fluor Corp.*	523	14,764
Granite Construction, Inc.	169	5,518
Great Lakes Dredge & Dock Corp.*	238	3,499
IES Holdings, Inc.*	33	1,019
Infrastructure and Energy Alternatives, Inc.*	102	829
INNOVATE Corp.*	176	428
Matrix Service Co.*	97	585
MYR Group, Inc.*	61	5,588
Northwest Pipe Co.*	36	1,203
NV5 Global, Inc.*	48	5,913
Primoris Services Corp.	198	4,807
Sterling Construction Co., Inc.*	102	2,510
Tutor Perini Corp.*	151	1,531
WillScot Mobile Mini Holdings Corp.*	768	27,441
		153,559
Construction Materials - 0.0%(b)
Summit Materials, Inc., Class A*	437	11,935
United States Lime & Minerals, Inc.	7	832
		12,767
Consumer Finance - 0.2%
Atlanticus Holdings Corp.*	19	739
Curo Group Holdings Corp.	77	670
Encore Capital Group, Inc.*	92	5,622
Enova International, Inc.*	132	4,169
EZCORP, Inc., Class A*	185	1,402
FirstCash Holdings, Inc.	146	10,899
Green Dot Corp., Class A*	198	5,710
LendingClub Corp.*	369	5,801
LendingTree, Inc.*	44	2,777
Navient Corp.	558	8,928
Nelnet, Inc., Class A	63	5,336
Oportun Financial Corp.*	77	867
PRA Group, Inc.*	160	5,920
PROG Holdings, Inc.*	210	6,130
Regional Management Corp.	28	1,332

See accompanying notes to the financial statements.

Hedge Replication ETF
Schedule of Portfolio Investments
May 31, 2022

Investments	Shares	Value ($)
World Acceptance Corp.*	16	2,369
		68,671
Containers & Packaging - 0.1%
Greif, Inc., Class A	95	5,650
Greif, Inc., Class B	23	1,362
Myers Industries, Inc.	133	3,165
O-I Glass, Inc.*	575	9,459
Pactiv Evergreen, Inc.	159	1,636
Ranpak Holdings Corp.*	138	1,719
TriMas Corp.	160	4,509
		27,500
Distributors - 0.0%(b)
Funko, Inc., Class A*	99	2,017
Greenlane Holdings, Inc., Class A*	69	20
		2,037
Diversified Consumer Services - 0.1%
2U, Inc.*	267	2,488
Adtalem Global Education, Inc.*	183	5,970
American Public Education, Inc.*	68	948
Carriage Services, Inc.	55	2,220
Coursera, Inc.*	269	4,549
European Wax Center, Inc., Class A	48	1,272
Graham Holdings Co., Class B	15	9,195
Laureate Education, Inc., Class A	365	4,646
OneSpaWorld Holdings Ltd.*	198	1,861
Perdoceo Education Corp.*	259	2,826
PowerSchool Holdings, Inc., Class A*	158	2,021
Regis Corp.*	160	123
StoneMor, Inc.*	121	415
Strategic Education, Inc.	90	5,924
Stride, Inc.*	152	5,945
Udemy, Inc.*	51	752
Vivint Smart Home, Inc.*	338	2,015
WW International, Inc.*	194	1,375
		54,545
Diversified Financial Services - 0.0%(b)
Alerus Financial Corp.	54	1,372
A-Mark Precious Metals, Inc.	34	2,585
Banco Latinoamericano de Comercio Exterior SA, Class E	115	1,710
Cannae Holdings, Inc.*	311	6,304
		11,971
Diversified Telecommunication Services - 0.1%
Anterix, Inc.*	44	1,883
ATN International, Inc.	42	1,852
Bandwidth, Inc., Class A*	84	1,767
Cogent Communications Holdings, Inc.	156	9,421
Consolidated Communications Holdings, Inc.*	269	1,781
EchoStar Corp., Class A*	137	3,292
Globalstar, Inc.*	2,238	3,133
IDT Corp., Class B*	52	1,433
Iridium Communications, Inc.*	435	16,143
Liberty Latin America Ltd., Class A*	149	1,417
Liberty Latin America Ltd., Class C*	569	5,411
Ooma, Inc.*	82	1,151
Radius Global Infrastructure, Inc.*	265	3,949
Telesat Corp.*	26	435
		53,068
Electric Utilities - 0.1%
ALLETE, Inc.	194	12,032
MGE Energy, Inc.	132	10,477
Otter Tail Corp.	150	9,808
PNM Resources, Inc.	315	14,972
Portland General Electric Co.	331	16,302
Via Renewables, Inc.	46	390
		63,981
Electrical Equipment - 0.2%
Advent Technologies Holdings, Inc.*	120	163
Allied Motion Technologies, Inc.	45	1,104
American Superconductor Corp.*	102	545
Array Technologies, Inc.*	471	5,219
Atkore, Inc.*	165	17,972
AZZ, Inc.	91	4,073
Babcock & Wilcox Enterprises, Inc.*	205	1,343
Beam Global*	33	472
Blink Charging Co.*	134	2,135
Bloom Energy Corp., Class A*	524	9,180
Encore Wire Corp.	72	9,001
EnerSys	151	10,226
Eos Energy Enterprises, Inc.*	165	228
FTC Solar, Inc.*	150	607
FuelCell Energy, Inc.*	1,362	5,584
GrafTech International Ltd.	739	6,415
Powell Industries, Inc.	34	914
Preformed Line Products Co.	11	682
Romeo Power, Inc.*	363	285
Stem, Inc.*	419	3,620
Thermon Group Holdings, Inc.*	122	1,920
TPI Composites, Inc.*	132	1,820
Vicor Corp.*	77	5,182
		88,690
Electronic Equipment, Instruments & Components - 0.5%
908 Devices, Inc.*	77	1,072
Advanced Energy Industries, Inc.	139	11,323
Aeva Technologies, Inc.*	391	1,271
Akoustis Technologies, Inc.*	190	760
Arlo Technologies, Inc.*	310	2,195
Badger Meter, Inc.	108	8,547
Belden, Inc.	163	9,386
Benchmark Electronics, Inc.	131	3,339
CTS Corp.	118	4,799
Daktronics, Inc.*	137	458
ePlus, Inc.*	98	5,560
Fabrinet*	136	11,814
FARO Technologies, Inc.*	67	2,159
Identiv, Inc.*	79	1,010
II-VI, Inc.*	391	24,437
Insight Enterprises, Inc.*	128	12,649
Iteris, Inc.*	157	432
Itron, Inc.*	167	8,619
Kimball Electronics, Inc.*	89	1,692
Knowles Corp.*	324	6,227
Luna Innovations, Inc.*	115	695
Methode Electronics, Inc.	136	6,127
MicroVision, Inc.*	605	2,178
Napco Security Technologies, Inc.*	107	2,098
nLight, Inc.*	160	1,963

See accompanying notes to the financial statements.

Hedge Replication ETF
Schedule of Portfolio Investments
May 31, 2022

Investments	Shares	Value ($)
Novanta, Inc.*	131	16,108
OSI Systems, Inc.*	62	5,203
Ouster, Inc.*	470	1,034
PAR Technology Corp.*	93	3,495
PC Connection, Inc.	42	1,878
Plexus Corp.*	103	8,734
Rogers Corp.*	69	18,311
Sanmina Corp.*	229	10,051
ScanSource, Inc.*	92	3,564
TTM Technologies, Inc.*	384	5,487
Velodyne Lidar, Inc.*	284	480
Vishay Intertechnology, Inc.	489	9,995
Vishay Precision Group, Inc.*	45	1,368
		216,518
Energy Equipment & Services - 0.3%
Archrock, Inc.	496	4,975
Bristow Group, Inc.*	87	2,766
Cactus, Inc., Class A	204	10,694
ChampionX Corp.	748	17,406
DMC Global, Inc.*	70	1,937
Dril-Quip, Inc.*	130	4,087
Expro Group Holdings NV*	171	2,338
Helix Energy Solutions Group, Inc.*	528	2,450
Helmerich & Payne, Inc.	380	19,133
Liberty Energy, Inc., Class A*	341	5,548
Nabors Industries Ltd.*	26	4,336
National Energy Services Reunited Corp.*	140	1,044
Newpark Resources, Inc.*	334	1,436
NexTier Oilfield Solutions, Inc.*	637	6,943
Oceaneering International, Inc.*	367	4,668
Oil States International, Inc.*	222	1,718
Patterson-UTI Energy, Inc.	686	13,089
ProPetro Holding Corp.*	317	4,137
RPC, Inc.*	248	2,321
Select Energy Services, Inc., Class A*	235	1,990
Solaris Oilfield Infrastructure, Inc., Class A	116	1,564
TETRA Technologies, Inc.*	453	2,274
Tidewater, Inc.*	150	3,818
US Silica Holdings, Inc.*	270	4,774
		125,446
Entertainment - 0.1%
AMC Entertainment Holdings, Inc., Class A*	1,901	27,260
Chicken Soup For The Soul Entertainment, Inc.*	27	179
Cinemark Holdings, Inc.*	398	6,758
CuriosityStream, Inc.*	98	148
Eros STX Global Corp.*	60	118
IMAX Corp.*	184	3,187
Liberty Media Corp.-Liberty Braves, Class A*	38	964
Liberty Media Corp.-Liberty Braves, Class C*	134	3,290
Lions Gate Entertainment Corp., Class A*	216	2,210
Lions Gate Entertainment Corp., Class B*	435	4,085
LiveOne, Inc.*	225	189
Madison Square Garden Entertainment Corp.*	96	6,508
Marcus Corp. (The)*	83	1,301
		56,197
Equity Real Estate Investment Trusts (REITs) - 1.5%
Acadia Realty Trust	319	6,272
Agree Realty Corp.	259	18,019
Alexander & Baldwin, Inc.	267	5,447
Alexander's, Inc.	8	1,938
American Assets Trust, Inc.	184	6,274
Apartment Investment and Management Co., Class A*	558	3,504
Apple Hospitality REIT, Inc.	790	13,201
Armada Hoffler Properties, Inc.	245	3,376
Ashford Hospitality Trust, Inc.*	63	355
Braemar Hotels & Resorts, Inc.	212	1,230
Brandywine Realty Trust	626	6,980
Broadstone Net Lease, Inc.	578	12,225
BRT Apartments Corp.	43	985
CareTrust REIT, Inc.	355	6,578
CatchMark Timber Trust, Inc., Class A	180	2,122
Centerspace REIT	52	4,315
Chatham Lodging Trust*	176	2,242
City Office REIT, Inc.	158	2,203
Clipper Realty, Inc.	44	372
Community Healthcare Trust, Inc.	88	3,316
Corporate Office Properties Trust	414	11,443
CTO Realty Growth, Inc.	22	1,450
DiamondRock Hospitality Co.*	770	7,923
DigitalBridge Group, Inc.*	1,788	10,764
Diversified Healthcare Trust	876	1,988
Easterly Government Properties, Inc.	318	6,242
EastGroup Properties, Inc.	148	23,909
Empire State Realty Trust, Inc., Class A	527	4,216
Equity Commonwealth*	399	10,873
Essential Properties Realty Trust, Inc.	446	10,204
Farmland Partners, Inc.	105	1,577
Four Corners Property Trust, Inc.	286	7,885
Franklin Street Properties Corp.	375	1,695
Getty Realty Corp.	150	4,191
Gladstone Commercial Corp.	136	2,759
Gladstone Land Corp.	116	3,113
Global Medical REIT, Inc.	221	2,873
Global Net Lease, Inc.	385	5,571
Healthcare Realty Trust, Inc.	543	15,785
Hersha Hospitality Trust*	120	1,318
Independence Realty Trust, Inc.	814	19,137
Indus Realty Trust, Inc.	22	1,369
Industrial Logistics Properties Trust	238	3,632
Innovative Industrial Properties, Inc.	93	12,374
iStar, Inc.	247	4,298
Kite Realty Group Trust	800	16,768
LTC Properties, Inc.	142	5,501
LXP Industrial Trust	1,028	11,884
Macerich Co. (The)	787	9,247
National Health Investors, Inc.	161	9,523
National Storage Affiliates Trust	299	15,683
Necessity Retail REIT, Inc. (The)	458	3,655
NETSTREIT Corp.	145	3,049
NexPoint Residential Trust, Inc.	82	6,025
Office Properties Income Trust	176	3,751

See accompanying notes to the financial statements.

Hedge Replication ETF
Schedule of Portfolio Investments
May 31, 2022

Investments	Shares	Value ($)
One Liberty Properties, Inc.	58	1,591
Outfront Media, Inc.	536	11,058
Paramount Group, Inc.	686	6,215
Pebblebrook Hotel Trust	480	10,805
Phillips Edison & Co., Inc.	420	14,171
Physicians Realty Trust	811	15,044
Piedmont Office Realty Trust, Inc., Class A	457	6,736
Plymouth Industrial REIT, Inc.	116	2,356
Postal Realty Trust, Inc., Class A	62	986
PotlatchDeltic Corp.	243	12,748
Preferred Apartment Communities, Inc., Class A	192	4,788
PS Business Parks, Inc.	73	13,697
Retail Opportunity Investments Corp.	438	7,915
RLJ Lodging Trust	608	8,165
RPT Realty	309	3,761
Ryman Hospitality Properties, Inc.*	199	17,769
Sabra Health Care REIT, Inc.	842	11,822
Safehold, Inc.	76	3,409
Saul Centers, Inc.	45	2,208
Seritage Growth Properties, Class A*	137	1,100
Service Properties Trust	604	3,823
SITE Centers Corp.	638	10,029
STAG Industrial, Inc.	660	21,978
Summit Hotel Properties, Inc.*	383	3,347
Sunstone Hotel Investors, Inc.*	801	9,588
Tanger Factory Outlet Centers, Inc.	378	6,619
Terreno Realty Corp.	271	16,452
UMH Properties, Inc.	161	3,170
Uniti Group, Inc.	724	8,210
Universal Health Realty Income Trust	46	2,469
Urban Edge Properties	426	8,030
Urstadt Biddle Properties, Inc., Class A	111	1,954
Veris Residential, Inc.*	323	5,197
Washington REIT	311	7,554
Whitestone REIT	170	2,089
Xenia Hotels & Resorts, Inc.*	419	7,705
		637,187
Food & Staples Retailing - 0.2%
Andersons, Inc. (The)	117	4,400
BJ's Wholesale Club Holdings, Inc.*	504	29,167
Chefs' Warehouse, Inc. (The)*	116	4,145
HF Foods Group, Inc.*	138	733
Ingles Markets, Inc., Class A	51	4,542
MedAvail Holdings, Inc.*	47	80
Natural Grocers by Vitamin Cottage, Inc.	34	601
Performance Food Group Co.*	559	24,227
PriceSmart, Inc.	91	7,155
Rite Aid Corp.*(c)	205	1,142
SpartanNash Co.	132	4,542
Sprouts Farmers Market, Inc.*	414	11,215
United Natural Foods, Inc.*	213	9,033
Village Super Market, Inc., Class A	32	760
Weis Markets, Inc.	61	4,485
		106,227
Food Products - 0.2%
AppHarvest, Inc.*	258	815
B&G Foods, Inc.	236	5,336
Calavo Growers, Inc.	63	2,145
Cal-Maine Foods, Inc.	150	7,160
Fresh Del Monte Produce, Inc.	124	3,167
Hostess Brands, Inc.*	509	10,816
J & J Snack Foods Corp.	53	6,796
John B Sanfilippo & Son, Inc.	33	2,521
Laird Superfood, Inc.*	25	60
Lancaster Colony Corp.	70	8,533
Landec Corp.*	96	912
Limoneira Co.	57	680
Mission Produce, Inc.*	136	1,818
Sanderson Farms, Inc.	74	14,763
Seneca Foods Corp., Class A*	23	1,308
Simply Good Foods Co. (The)*	313	12,507
Sovos Brands, Inc.*	95	1,341
Tattooed Chef, Inc.*	174	1,260
Tootsie Roll Industries, Inc.	57	1,885
TreeHouse Foods, Inc.*	192	7,895
Utz Brands, Inc.	221	3,094
Vita Coco Co., Inc. (The)*	43	527
Vital Farms, Inc.*	91	901
Whole Earth Brands, Inc.*	137	937
		97,177
Gas Utilities - 0.3%
Brookfield Infrastructure Corp., Class A	234	16,509
Chesapeake Utilities Corp.	63	8,415
New Jersey Resources Corp.	356	16,347
Northwest Natural Holding Co.	113	6,135
ONE Gas, Inc.	195	16,969
South Jersey Industries, Inc.	380	13,243
Southwest Gas Holdings, Inc.	242	22,537
Spire, Inc.	187	14,642
		114,797
Health Care Equipment & Supplies - 0.7%
Accelerate Diagnostics, Inc.*	124	75
Accuray, Inc.*	339	705
Acutus Medical, Inc.*	72	50
Alphatec Holdings, Inc.*	260	1,997
AngioDynamics, Inc.*	138	2,709
Apyx Medical Corp.*	116	704
Artivion, Inc.*	140	2,738
Asensus Surgical, Inc.*	863	338
Aspira Women's Health, Inc.*	269	159
AtriCure, Inc.*	165	6,704
Atrion Corp.	5	3,144
Avanos Medical, Inc.*	177	5,078
Axogen, Inc.*	142	1,373
Axonics, Inc.*	169	8,450
BioLife Solutions, Inc.*	40	549
Bioventus, Inc., Class A*	103	1,018
Butterfly Network, Inc.*	493	1,504
Cardiovascular Systems, Inc.*	146	2,374
Cerus Corp.*	621	3,074
ClearPoint Neuro, Inc.*	70	767
CONMED Corp.	107	12,443
CryoPort, Inc.*	149	3,792
Cue Health, Inc.*	53	280
Cutera, Inc.*	64	2,879
CVRx, Inc.*	42	261
CytoSorbents Corp.*	153	295
DarioHealth Corp.*	49	326
Eargo, Inc.*	112	174

See accompanying notes to the financial statements.

Hedge Replication ETF
Schedule of Portfolio Investments
May 31, 2022

Investments	Shares	Value ($)
Glaukos Corp.*	168	6,859
Haemonetics Corp.*	186	11,766
Heska Corp.*	36	3,592
Inari Medical, Inc.*	127	8,357
Inogen, Inc.*	72	1,849
Integer Holdings Corp.*	122	9,733
Invacare Corp.*	126	118
iRadimed Corp.	24	785
iRhythm Technologies, Inc.*	109	15,353
Lantheus Holdings, Inc.*	247	16,924
LeMaitre Vascular, Inc.	69	3,155
LivaNova plc*	197	13,410
Lucid Diagnostics, Inc.*	20	42
Meridian Bioscience, Inc.*	156	4,290
Merit Medical Systems, Inc.*	190	11,664
Mesa Laboratories, Inc.	19	3,976
Natus Medical, Inc.*	125	4,099
Neogen Corp.*	397	10,505
Neuronetics, Inc.*	95	255
NeuroPace, Inc.*	26	162
Nevro Corp.*	128	5,578
NuVasive, Inc.*	191	10,965
Omnicell, Inc.*	161	17,897
OraSure Technologies, Inc.*	264	1,096
Orthofix Medical, Inc.*	70	1,924
OrthoPediatrics Corp.*	50	2,308
Outset Medical, Inc.*	172	3,750
Paragon 28, Inc.*	34	609
PAVmed, Inc.*	269	272
PROCEPT BioRobotics Corp.*	27	1,056
Pulmonx Corp.*	96	1,753
Pulse Biosciences, Inc.*	53	118
Quotient Ltd.*	297	184
Retractable Technologies, Inc.*	64	296
RxSight, Inc.*	64	874
SeaSpine Holdings Corp.*	118	976
Senseonics Holdings, Inc.*	1,594	1,849
Shockwave Medical, Inc.*	125	20,526
SI-BONE, Inc.*	121	1,809
Sientra, Inc.*	217	210
Sight Sciences, Inc.*	82	704
Silk Road Medical, Inc.*	127	4,219
STAAR Surgical Co.*	175	11,540
Stereotaxis, Inc.*	184	370
Surmodics, Inc.*	49	1,922
Tactile Systems Technology, Inc.*	71	721
Talis Biomedical Corp.*	55	58
TransMedics Group, Inc.*	95	2,771
Treace Medical Concepts, Inc.*	112	1,869
UFP Technologies, Inc.*	26	1,988
Utah Medical Products, Inc.	14	1,206
Vapotherm, Inc.*	83	268
Varex Imaging Corp.*	140	3,226
ViewRay, Inc.*	556	1,607
Zynex, Inc.	82	598
		297,971
Health Care Providers & Services - 0.6%
1Life Healthcare, Inc.*	423	3,583
Accolade, Inc.*	189	1,213
AdaptHealth Corp.*	264	4,749
Addus HomeCare Corp.*	55	4,593
Agiliti, Inc.*	87	1,681
AirSculpt Technologies, Inc.*	25	221
Alignment Healthcare, Inc.*	293	3,129
AMN Healthcare Services, Inc.*	173	16,764
Apollo Medical Holdings, Inc.*	139	5,218
Aveanna Healthcare Holdings, Inc.*	145	447
Biodesix, Inc.*	53	78
Brookdale Senior Living, Inc.*	681	3,882
Castle Biosciences, Inc.*	78	1,737
Community Health Systems, Inc.*	458	2,400
CorVel Corp.*	33	4,922
Covetrus, Inc.*	383	7,974
Cross Country Healthcare, Inc.*	132	2,330
Ensign Group, Inc. (The)	194	15,747
Fulgent Genetics, Inc.*	76	4,143
Hanger, Inc.*	138	2,179
HealthEquity, Inc.*	302	18,899
InfuSystem Holdings, Inc.*	66	638
Innovage Holding Corp.*	67	325
Invitae Corp.*	738	2,708
Joint Corp. (The)*	50	834
LHC Group, Inc.*	113	18,833
LifeStance Health Group, Inc.*	265	1,974
MEDNAX, Inc.*	281	5,429
ModivCare, Inc.*	45	4,294
National HealthCare Corp.	45	3,163
National Research Corp.	51	1,830
Ontrak, Inc.*	47	89
OPKO Health, Inc.*	1,471	4,413
Option Care Health, Inc.*	585	17,761
Owens & Minor, Inc.	267	9,313
Patterson Cos., Inc.	315	9,951
Pennant Group, Inc. (The)*	94	1,798
PetIQ, Inc.*	99	1,699
Privia Health Group, Inc.*	153	3,666
Progyny, Inc.*	237	7,492
R1 RCM, Inc.*	437	9,382
RadNet, Inc.*	167	3,429
Select Medical Holdings Corp.	406	9,886
Sharps Compliance Corp.*	69	298
Surgery Partners, Inc.*	127	4,978
Tenet Healthcare Corp.*	392	25,366
Tivity Health, Inc.*	162	5,249
US Physical Therapy, Inc.	46	5,179
Viemed Healthcare, Inc.*	131	752
		266,618
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc.*	447	7,639
American Well Corp., Class A*	674	2,548
Computer Programs and Systems, Inc.*	51	1,626
Convey Health Solutions Holdings, Inc.*	49	304
Evolent Health, Inc., Class A*	294	8,270
Forian, Inc.*	69	213
Health Catalyst, Inc.*	193	2,827
HealthStream, Inc.*	93	1,894
iCAD, Inc.*	82	313
Inspire Medical Systems, Inc.*	99	17,506
Multiplan Corp.*	1,201	6,005
NantHealth, Inc.*	101	53
NextGen Healthcare, Inc.*	208	3,767
OptimizeRx Corp.*	63	1,612
Phreesia, Inc.*	183	3,320
Schrodinger, Inc.*	167	4,315

See accompanying notes to the financial statements.

Hedge Replication ETF
Schedule of Portfolio Investments
May 31, 2022

Investments	Shares	Value ($)
Simulations Plus, Inc.	55	2,611
Tabula Rasa HealthCare, Inc.*	83	302
		65,125
Hotels, Restaurants & Leisure - 0.5%
Accel Entertainment, Inc.*	209	2,263
Bally's Corp.*	121	3,163
Biglari Holdings, Inc., Class B*	3	401
BJ's Restaurants, Inc.*	82	2,154
Bloomin' Brands, Inc.	325	6,861
Bluegreen Vacations Holding Corp.	52	1,449
Brinker International, Inc.*	163	4,947
Carrols Restaurant Group, Inc.	125	230
Century Casinos, Inc.*	101	883
Cheesecake Factory, Inc. (The)	170	5,552
Chuy's Holdings, Inc.*	72	1,627
Cracker Barrel Old Country Store, Inc.	88	8,977
Dave & Buster's Entertainment, Inc.*	161	6,100
Denny's Corp.*	227	2,352
Dine Brands Global, Inc.	59	4,336
Drive Shack, Inc.*	308	493
EBET, Inc.*	48	147
El Pollo Loco Holdings, Inc.*	70	725
Everi Holdings, Inc.*	314	5,621
F45 Training Holdings, Inc.*	118	751
Fiesta Restaurant Group, Inc.*	65	484
First Watch Restaurant Group, Inc.*	42	668
Full House Resorts, Inc.*	122	859
GAN Ltd.*	147	495
Golden Entertainment, Inc.*	63	2,979
Hall of Fame Resort & Entertainment Co.*	207	138
Hilton Grand Vacations, Inc.*	315	14,411
International Game Technology plc	368	7,883
Jack in the Box, Inc.	77	5,259
Krispy Kreme, Inc.	313	4,639
Kura Sushi USA, Inc., Class A*	17	641
Life Time Group Holdings, Inc.*	142	2,080
Light & Wonder, Inc.*	355	18,744
Lindblad Expeditions Holdings, Inc.*	114	1,637
Monarch Casino & Resort, Inc.*	47	3,189
Nathan's Famous, Inc.	10	511
NEOGAMES SA*	39	512
Noodles & Co.*	149	983
ONE Group Hospitality, Inc. (The)*	76	683
Papa John's International, Inc.	122	10,737
PlayAGS, Inc.*	102	592
Portillo's, Inc., Class A*	84	1,560
RCI Hospitality Holdings, Inc.	33	1,905
Red Robin Gourmet Burgers, Inc.*	56	551
Red Rock Resorts, Inc., Class A	198	7,669
Rush Street Interactive, Inc.*	194	1,156
Ruth's Hospitality Group, Inc.	122	2,248
SeaWorld Entertainment, Inc.*	186	10,077
Shake Shack, Inc., Class A*	137	6,665
Sweetgreen, Inc., Class A*	44	804
Target Hospitality Corp.*	93	591
Texas Roadhouse, Inc.	258	20,116
Wingstop, Inc.	111	8,842
Xponential Fitness, Inc., Class A*	44	831
		200,171
Household Durables - 0.4%
Aterian, Inc.*	97	313
Bassett Furniture Industries, Inc.	34	554
Beazer Homes USA, Inc.*	108	1,751
Cavco Industries, Inc.*	34	7,553
Century Communities, Inc.	112	6,089
Ethan Allen Interiors, Inc.	82	1,907
Flexsteel Industries, Inc.	24	468
GoPro, Inc., Class A*	475	3,282
Green Brick Partners, Inc.*	114	2,772
Hamilton Beach Brands Holding Co., Class A	28	289
Helen of Troy Ltd.*	89	16,482
Hooker Furnishings Corp.	45	778
Hovnanian Enterprises, Inc., Class A*	20	1,024
Installed Building Products, Inc.	88	8,408
iRobot Corp.*	99	4,711
KB Home	293	10,106
Landsea Homes Corp.*	41	294
La-Z-Boy, Inc.	162	4,136
Legacy Housing Corp.*	30	470
LGI Homes, Inc.*	79	7,741
Lifetime Brands, Inc.	46	525
Lovesac Co. (The)*	46	1,602
M/I Homes, Inc.*	105	4,909
MDC Holdings, Inc.	211	8,056
Meritage Homes Corp.*	136	11,602
Purple Innovation, Inc.*	214	1,109
Skyline Champion Corp.*	194	10,307
Snap One Holdings Corp.*	65	803
Sonos, Inc.*	472	10,445
Taylor Morrison Home Corp.*	441	12,776
Traeger, Inc.*	117	556
Tri Pointe Homes, Inc.*	406	8,554
Tupperware Brands Corp.*	179	1,187
Universal Electronics, Inc.*	46	1,233
VOXX International Corp.*	56	469
Vuzix Corp.*	217	1,410
Weber, Inc., Class A	78	603
		155,274
Household Products - 0.1%
Central Garden & Pet Co.*	36	1,626
Central Garden & Pet Co., Class A*	147	6,223
Energizer Holdings, Inc.	246	7,378
Oil-Dri Corp. of America	20	475
WD-40 Co.	50	9,439
		25,141
Independent Power and Renewable Electricity Producers - 0.1%
Clearway Energy, Inc., Class A	131	4,266
Clearway Energy, Inc., Class C, Class C(c)	303	10,620
Ormat Technologies, Inc.	167	14,021
Sunnova Energy International, Inc.*	316	6,320
		35,227
Insurance - 0.4%
Ambac Financial Group, Inc.*	168	1,799
American Equity Investment Life Holding Co.	306	12,320
AMERISAFE, Inc.	71	3,578

See accompanying notes to the financial statements.

Hedge Replication ETF
Schedule of Portfolio Investments
May 31, 2022

Investments	Shares	Value ($)
Argo Group International Holdings Ltd.	118	4,998
Bright Health Group, Inc.*	954	1,622
BRP Group, Inc., Class A*	174	4,388
Citizens, Inc.*	185	614
CNO Financial Group, Inc.	442	9,092
Crawford & Co., Class A	59	484
Donegal Group, Inc., Class A	53	858
eHealth, Inc.*	92	966
Employers Holdings, Inc.	103	4,265
Enstar Group Ltd.*	45	10,437
Genworth Financial, Inc., Class A*	1,869	7,569
Goosehead Insurance, Inc., Class A	66	3,417
Greenlight Capital Re Ltd., Class A*	97	759
HCI Group, Inc.	22	1,495
Heritage Insurance Holdings, Inc.	96	351
Horace Mann Educators Corp.	153	6,190
Investors Title Co.	5	830
James River Group Holdings Ltd.	134	3,424
Kinsale Capital Group, Inc.	79	17,370
Maiden Holdings Ltd.*	258	630
MBIA, Inc.*	176	2,466
MetroMile, Inc.*	421	442
National Western Life Group, Inc., Class A	9	1,882
NI Holdings, Inc.*	32	534
Palomar Holdings, Inc.*	91	5,656
ProAssurance Corp.	199	4,420
RLI Corp.	147	17,805
Safety Insurance Group, Inc.	52	4,829
Selective Insurance Group, Inc.	219	17,367
Selectquote, Inc.*	494	1,442
SiriusPoint Ltd.*	326	1,826
Stewart Information Services Corp.	99	5,493
Tiptree, Inc.	87	942
Trean Insurance Group, Inc.*	65	465
Trupanion, Inc.*	140	9,363
United Fire Group, Inc.	77	2,496
United Insurance Holdings Corp.	76	130
Universal Insurance Holdings, Inc.	100	1,290
		176,304
Interactive Media & Services - 0.1%
Cargurus, Inc.*	351	8,887
Cars.com, Inc.*	251	2,598
Eventbrite, Inc., Class A*	282	3,308
EverQuote, Inc., Class A*	72	644
fuboTV, Inc.*	498	1,638
Liberty TripAdvisor Holdings, Inc., Class A*	270	281
MediaAlpha, Inc., Class A*	78	788
Outbrain, Inc.*	90	553
QuinStreet, Inc.*	185	2,035
Society Pass, Inc.*	16	33
TrueCar, Inc.*	353	1,176
Yelp, Inc.*	264	7,764
Ziff Davis, Inc.*	160	12,214
		41,919
Internet & Direct Marketing Retail - 0.1%
1-800-Flowers.com, Inc., Class A*	98	956
1stdibs.com, Inc.*	74	423
aka Brands Holding Corp.*	37	146
CarParts.com, Inc.*	180	1,363
Duluth Holdings, Inc., Class B*	43	536
Groupon, Inc.*	87	1,344
Lands' End, Inc.*	52	603
Liquidity Services, Inc.*	84	1,139
Lulu's Fashion Lounge Holdings, Inc.*	22	413
Overstock.com, Inc.*	159	4,927
PetMed Express, Inc.	74	1,630
Porch Group, Inc.*	282	1,162
Quotient Technology, Inc.*	331	1,384
RealReal, Inc. (The)*	295	968
Rent the Runway, Inc., Class A*	64	277
Revolve Group, Inc.*	132	3,878
Shutterstock, Inc.	86	5,177
Stitch Fix, Inc., Class A*	300	2,541
Xometry, Inc., Class A*	92	3,129
		31,996
IT Services - 0.3%
BigCommerce Holdings, Inc., Series 1*	178	3,298
Brightcove, Inc.*	149	1,049
Cantaloupe, Inc.*	216	1,132
Cass Information Systems, Inc.	50	1,706
Conduent, Inc.*	618	3,275
CSG Systems International, Inc.	119	7,401
DigitalOcean Holdings, Inc.*	188	9,184
EVERTEC, Inc.	222	8,423
Evo Payments, Inc., Class A*	174	4,011
ExlService Holdings, Inc.*	122	17,347
Flywire Corp.*	208	4,016
GreenBox POS*	68	179
Grid Dynamics Holdings, Inc.*	168	3,026
Hackett Group, Inc. (The)	91	1,865
I3 Verticals, Inc., Class A*	78	1,819
IBEX Holdings Ltd.*	22	394
International Money Express, Inc.*	120	2,474
Limelight Networks, Inc.*	461	1,669
LiveRamp Holdings, Inc.*	243	6,221
Maximus, Inc.	225	14,600
MoneyGram International, Inc.*	330	3,326
Paya Holdings, Inc.*	315	1,855
Perficient, Inc.*	121	11,847
Priority Technology Holdings, Inc.*	43	220
Rackspace Technology, Inc.*	201	1,855
Remitly Global, Inc.*	45	493
Repay Holdings Corp.*	319	3,972
StarTek, Inc.*	62	223
TTEC Holdings, Inc.	68	4,586
Tucows, Inc., Class A*	36	1,743
Unisys Corp.*	241	2,875
Verra Mobility Corp.*	561	8,948
		135,032
Leisure Products - 0.1%
Acushnet Holdings Corp.	127	5,169
American Outdoor Brands, Inc.*	52	602
AMMO, Inc.*	327	1,445
Callaway Golf Co.*	426	9,248
Clarus Corp.	98	2,147
Escalade, Inc.	38	509
Genius Brands International, Inc.*	1,041	791
Johnson Outdoors, Inc., Class A	20	1,303
Latham Group, Inc.*	158	1,503
Malibu Boats, Inc., Class A*	76	4,454
Marine Products Corp.	31	329

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
MasterCraft Boat Holdings, Inc.*	67	1,568
Nautilus, Inc.*	114	239
Smith & Wesson Brands, Inc.	176	2,725
Solo Brands, Inc., Class A*	55	277
Sturm Ruger & Co., Inc.	63	4,277
Vista Outdoor, Inc.*	209	8,055
		44,641
Life Sciences Tools & Services - 0.1%
Absci Corp.*	205	748
Akoya Biosciences, Inc.*	49	571
Alpha Teknova, Inc.*	26	199
Berkeley Lights, Inc.*	179	856
Bionano Genomics, Inc.*	1,076	1,861
ChromaDex Corp.*	174	331
Codex DNA, Inc.*	35	139
Codexis, Inc.*	222	2,371
Cytek Biosciences, Inc.*	360	3,496
Harvard Bioscience, Inc.*	144	527
Inotiv, Inc.*	64	979
IsoPlexis Corp.*	34	72
MaxCyte, Inc.*	368	1,696
Medpace Holdings, Inc.*	107	15,327
NanoString Technologies, Inc.*	167	2,612
NeoGenomics, Inc.*	417	3,511
Pacific Biosciences of California, Inc.*	715	4,025
Personalis, Inc.*	133	527
Quanterix Corp.*	114	1,922
Rapid Micro Biosystems, Inc., Class A*	57	286
Seer, Inc.*	152	1,350
Singular Genomics Systems, Inc.*	174	565
Standard BioTools, Inc.*	282	533
		44,504
Machinery - 0.7%
AgEagle Aerial Systems, Inc.*	259	202
Alamo Group, Inc.	38	4,470
Albany International Corp., Class A	114	9,622
Altra Industrial Motion Corp.	238	9,332
Astec Industries, Inc.	83	3,882
Barnes Group, Inc.	174	6,269
Blue Bird Corp.*	63	769
Chart Industries, Inc.*	134	23,568
CIRCOR International, Inc.*	68	1,322
Columbus McKinnon Corp.	102	3,443
Commercial Vehicle Group, Inc.*	119	803
Desktop Metal, Inc., Class A*	691	1,417
Douglas Dynamics, Inc.	82	2,576
Energy Recovery, Inc.*	152	3,072
Enerpac Tool Group Corp.	221	4,314
EnPro Industries, Inc.	75	7,182
ESCO Technologies, Inc.	94	6,186
Evoqua Water Technologies Corp.*	426	15,161
Federal Signal Corp.	223	7,827
Franklin Electric Co., Inc.	170	12,532
Gorman-Rupp Co. (The)	83	2,473
Greenbrier Cos., Inc. (The)	118	4,910
Helios Technologies, Inc.	120	8,210
Hillenbrand, Inc.	268	11,213
Hydrofarm Holdings Group, Inc.*	145	999
Hyliion Holdings Corp.*	432	1,568
Hyster-Yale Materials Handling, Inc.	38	1,404
Ideanomics, Inc.*	1,794	1,076
John Bean Technologies Corp.	116	14,123
Kadant, Inc.	44	8,144
Kennametal, Inc.	309	8,572
Lindsay Corp.	42	5,292
Luxfer Holdings plc	102	1,703
Manitowoc Co., Inc. (The)*	127	1,654
Mayville Engineering Co., Inc.*	34	308
Meritor, Inc.*	249	9,006
Miller Industries, Inc.	42	1,037
Mueller Industries, Inc.	208	11,201
Mueller Water Products, Inc., Class A	575	6,860
Nikola Corp.*	842	5,945
NN, Inc.*	159	445
Omega Flex, Inc.	11	1,216
Park-Ohio Holdings Corp.	32	499
Proto Labs, Inc.*	102	4,915
RBC Bearings, Inc.*	103	19,198
REV Group, Inc.	130	1,595
Shyft Group, Inc. (The)	128	2,840
SPX Corp.*	161	8,103
Standex International Corp.	45	4,190
Tennant Co.	68	4,232
Terex Corp.	251	8,883
Titan International, Inc.*	189	3,442
Trinity Industries, Inc.	286	7,110
Wabash National Corp.	179	2,748
Watts Water Technologies, Inc., Class A	102	13,345
Welbilt, Inc.*	482	11,409
		323,817
Marine - 0.0%(b)
Costamare, Inc.	195	2,773
Eagle Bulk Shipping, Inc.	34	2,491
Genco Shipping & Trading Ltd.	119	3,004
Matson, Inc.	152	13,662
Safe Bulkers, Inc.	234	1,114
		23,044
Media - 0.2%
Advantage Solutions, Inc.*	282	1,213
AMC Networks, Inc., Class A*	107	4,201
Audacy, Inc.*	436	759
Boston Omaha Corp., Class A*	74	1,617
Cardlytics, Inc.*	120	3,109
Clear Channel Outdoor Holdings, Inc.*	1,339	2,116
comScore, Inc.*	259	500
Daily Journal Corp.*	5	1,379
Digital Media Solutions, Inc.*	14	23
Emerald Holding, Inc.*	88	295
Entravision Communications Corp., Class A	223	1,166
EW Scripps Co. (The), Class A*	212	3,364
Fluent, Inc.*	162	209
Gannett Co., Inc.*	519	2,040
Gray Television, Inc.	314	6,192
Hemisphere Media Group, Inc.*	61	418
iHeartMedia, Inc., Class A*	412	4,862
Integral Ad Science Holding Corp.*	120	1,462
John Wiley & Sons, Inc., Class A	159	8,421
Magnite, Inc.*	479	5,264
National CineMedia, Inc.	224	275
Scholastic Corp.	102	3,828

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Sinclair Broadcast Group, Inc., Class A	169	4,095
Stagwell, Inc.*	226	1,788
TechTarget, Inc.*	96	6,825
TEGNA, Inc.	815	17,848
Thryv Holdings, Inc.*	29	759
WideOpenWest, Inc.*	193	4,242
		88,270
Metals & Mining - 0.3%
Allegheny Technologies, Inc.*	470	12,925
Arconic Corp.*	394	11,083
Carpenter Technology Corp.	175	6,165
Century Aluminum Co.*	190	2,242
Coeur Mining, Inc.*	943	3,668
Commercial Metals Co.	442	17,561
Compass Minerals International, Inc.	127	5,706
Constellium SE*	458	7,736
Gatos Silver, Inc.*	171	527
Haynes International, Inc.	44	1,683
Hecla Mining Co.	1,959	9,246
Kaiser Aluminum Corp.	57	5,824
Materion Corp.	74	6,066
MP Materials Corp.*	280	11,040
Novagold Resources, Inc.*	873	4,880
Olympic Steel, Inc.	34	1,162
Perpetua Resources Corp.*	122	425
PolyMet Mining Corp.*	108	299
Ryerson Holding Corp.	61	1,839
Schnitzer Steel Industries, Inc., Class A	97	3,940
SunCoke Energy, Inc.	308	2,492
TimkenSteel Corp.*	169	3,904
Warrior Met Coal, Inc.	190	6,388
Worthington Industries, Inc.	122	5,690
		132,491
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
AFC Gamma, Inc.	54	968
Angel Oak Mortgage, Inc.	35	535
Apollo Commercial Real Estate Finance, Inc.	516	6,569
Arbor Realty Trust, Inc.	530	8,703
Ares Commercial Real Estate Corp.	161	2,367
ARMOUR Residential REIT, Inc.	326	2,464
Blackstone Mortgage Trust, Inc., Class A	578	17,982
BrightSpire Capital, Inc.	310	2,756
Broadmark Realty Capital, Inc.	473	3,495
Chicago Atlantic Real Estate Finance, Inc.	23	392
Chimera Investment Corp.	868	8,506
Dynex Capital, Inc.	133	2,168
Ellington Financial, Inc.	199	3,082
Franklin BSP Realty Trust, Inc.	133	2,059
Granite Point Mortgage Trust, Inc.	197	2,167
Great Ajax Corp.	80	844
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	283	10,774
Invesco Mortgage Capital, Inc.	1,159	2,063
KKR Real Estate Finance Trust, Inc.	131	2,675
Ladder Capital Corp.	418	4,832
MFA Financial, Inc.	407	5,506
New York Mortgage Trust, Inc.	1,399	4,239
Orchid Island Capital, Inc.	501	1,563
PennyMac Mortgage Investment Trust	361	5,841
Ready Capital Corp.	247	3,626
Redwood Trust, Inc.	422	4,304
TPG RE Finance Trust, Inc.	222	2,329
Two Harbors Investment Corp.	1,268	6,771
		119,580
Multiline Retail - 0.1%
Big Lots, Inc.	113	2,767
Dillard's, Inc., Class A	21	6,331
Franchise Group, Inc.	104	4,126
Macy's, Inc.	1,110	26,252
		39,476
Multi-Utilities - 0.1%
Avista Corp.	261	11,338
Black Hills Corp.	236	18,092
NorthWestern Corp.	200	12,254
Unitil Corp.	56	3,237
		44,921
Oil, Gas & Consumable Fuels - 1.4%
Aemetis, Inc.*	100	811
Alto Ingredients, Inc.*	264	1,175
Antero Resources Corp.*	1,053	45,153
Arch Resources, Inc.	54	8,253
Berry Corp.	247	2,749
Brigham Minerals, Inc., Class A	160	4,850
California Resources Corp.	299	13,057
Callon Petroleum Co.*	177	10,347
Centennial Resource Development, Inc., Class A*	678	5,383
Centrus Energy Corp., Class A*	36	921
Chesapeake Energy Corp.	387	37,686
Civitas Resources, Inc.	160	12,216
Clean Energy Fuels Corp.*	572	3,163
CNX Resources Corp.*	742	16,116
Comstock Resources, Inc.*	337	6,504
CONSOL Energy, Inc.*	127	6,548
Crescent Energy Co., Class A	108	1,952
CVR Energy, Inc.	109	3,753
Delek US Holdings, Inc.*	241	7,028
Denbury, Inc.*	186	13,604
DHT Holdings, Inc.	516	3,075
Dorian LPG Ltd.	115	1,955
Earthstone Energy, Inc., Class A*	114	2,054
Energy Fuels, Inc.*	569	3,647
Equitrans Midstream Corp.	1,506	11,852
Falcon Minerals Corp.	144	1,067
Frontline Ltd.*	453	4,385
Gevo, Inc.*	733	3,079
Golar LNG Ltd.*	373	9,448
Green Plains, Inc.*	176	5,734
HighPeak Energy, Inc.	20	637
International Seaways, Inc.	170	4,102
Kinetik Holdings, Inc.	13	1,093
Kosmos Energy Ltd.*	1,652	12,787
Laredo Petroleum, Inc.*	45	3,788
Magnolia Oil & Gas Corp., Class A	531	14,661
Matador Resources Co.	407	24,786
Murphy Oil Corp.	539	22,864
Nordic American Tankers Ltd.	620	1,271
Northern Oil and Gas, Inc.	224	7,323
Oasis Petroleum, Inc.	72	11,429

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Ovintiv, Inc.	966	54,086
Par Pacific Holdings, Inc.*	165	2,706
PBF Energy, Inc., Class A*	355	11,786
PDC Energy, Inc.	359	28,411
Peabody Energy Corp.*	326	7,697
Range Resources Corp.*	880	29,876
Ranger Oil Corp.*	78	3,339
Renewable Energy Group, Inc.*	165	10,116
REX American Resources Corp.*	20	1,738
Riley Exploration Permian, Inc.	40	1,099
Scorpio Tankers, Inc.	179	5,916
SFL Corp. Ltd.	457	5,141
SM Energy Co.	441	21,287
Southwestern Energy Co.*	3,743	34,136
Talos Energy, Inc.*	135	2,916
Teekay Corp.*	257	869
Teekay Tankers Ltd., Class A*	88	1,817
Tellurian, Inc.*	1,366	6,516
Uranium Energy Corp.*	974	3,721
Ur-Energy, Inc.*	684	835
W&T Offshore, Inc.*	346	2,329
Whiting Petroleum Corp.	144	12,738
World Fuel Services Corp.	228	5,652
		607,033
Paper & Forest Products - 0.0%(b)
Clearwater Paper Corp.*	61	2,095
Glatfelter Corp.	161	1,388
Neenah, Inc.	62	2,351
		5,834
Personal Products - 0.1%
Beauty Health Co. (The)*	320	4,566
BellRing Brands, Inc.*	414	10,826
Edgewell Personal Care Co.	200	7,280
elf Beauty, Inc.*	177	4,712
Honest Co., Inc. (The)*	313	1,077
Inter Parfums, Inc.	65	4,797
Medifast, Inc.	44	7,337
Nature's Sunshine Products, Inc.*	45	544
NewAge, Inc.*	495	178
Nu Skin Enterprises, Inc., Class A	183	8,537
Revlon, Inc., Class A*	27	113
Thorne HealthTech, Inc.*	26	153
USANA Health Sciences, Inc.*	45	3,165
Veru, Inc.*	237	3,067
		56,352
Pharmaceuticals - 0.3%
9 Meters Biopharma, Inc.*	836	378
Aclaris Therapeutics, Inc.*	189	2,417
Aerie Pharmaceuticals, Inc.*	155	803
Amneal Pharmaceuticals, Inc.*	368	1,336
Amphastar Pharmaceuticals, Inc.*	136	5,051
Ampio Pharmaceuticals, Inc.*	720	132
Amylyx Pharmaceuticals, Inc.*	35	311
Angion Biomedica Corp.*	82	144
ANI Pharmaceuticals, Inc.*	42	1,270
Arvinas, Inc.*	173	7,212
Atea Pharmaceuticals, Inc.*	238	1,875
Athira Pharma, Inc.*	120	1,090
Axsome Therapeutics, Inc.*	102	2,550
Cara Therapeutics, Inc.*	163	1,356
Cassava Sciences, Inc.*	140	4,284
CinCor Pharma, Inc.*	44	685
Citius Pharmaceuticals, Inc.*	459	431
Collegium Pharmaceutical, Inc.*	128	1,999
Corcept Therapeutics, Inc.*	321	6,690
CorMedix, Inc.*	139	450
Cymabay Therapeutics, Inc.*	314	615
DICE Therapeutics, Inc.*	51	701
Durect Corp.*	835	459
Edgewise Therapeutics, Inc.*	141	881
Endo International plc*	845	446
Esperion Therapeutics, Inc.*	215	1,226
Evolus, Inc.*	123	1,587
EyePoint Pharmaceuticals, Inc.*	92	888
Fulcrum Therapeutics, Inc.*	102	726
Harmony Biosciences Holdings, Inc.*	84	3,662
Ikena Oncology, Inc.*	103	402
Innoviva, Inc.*	160	2,427
Intra-Cellular Therapies, Inc.*	297	17,048
Kala Pharmaceuticals, Inc.*	182	63
KemPharm, Inc.*	110	509
Landos Biopharma, Inc.*	20	15
Marinus Pharmaceuticals, Inc.*	135	655
Mind Medicine MindMed, Inc.*	1,189	1,076
NGM Biopharmaceuticals, Inc.*	117	1,619
Nuvation Bio, Inc.*	585	2,065
Ocular Therapeutix, Inc.*	284	889
Omeros Corp.*	222	551
Oramed Pharmaceuticals, Inc.*	137	634
Pacira BioSciences, Inc.*	162	10,247
Paratek Pharmaceuticals, Inc.*	182	344
Phathom Pharmaceuticals, Inc.*	74	531
Phibro Animal Health Corp., Class A	75	1,441
Pliant Therapeutics, Inc.*	89	501
Prestige Consumer Healthcare, Inc.*	185	10,327
Provention Bio, Inc.*(c)	204	840
Rain Therapeutics, Inc.*	59	137
Reata Pharmaceuticals, Inc., Class A*	102	2,885
Relmada Therapeutics, Inc.*	92	1,729
Revance Therapeutics, Inc.*	258	3,529
Seelos Therapeutics, Inc.*	364	236
SIGA Technologies, Inc.	178	1,947
Supernus Pharmaceuticals, Inc.*	180	5,017
Tarsus Pharmaceuticals, Inc.*	32	440
Terns Pharmaceuticals, Inc.*	52	90
TherapeuticsMD, Inc.*	30	298
Theravance Biopharma, Inc.*	222	1,949
Theseus Pharmaceuticals, Inc.*	44	297
Ventyx Biosciences, Inc.*	40	700
Verrica Pharmaceuticals, Inc.*	47	91
WaVe Life Sciences Ltd.*	165	231
		123,415
Professional Services - 0.4%
Acacia Research Corp.*	182	870
ASGN, Inc.*	188	17,903
Atlas Technical Consultants, Inc.*	53	434
Barrett Business Services, Inc.	28	2,096
CBIZ, Inc.*	180	7,373
CRA International, Inc.	27	2,315
Exponent, Inc.	191	17,264
First Advantage Corp.*	203	2,964
Forrester Research, Inc.*	43	2,250
Franklin Covey Co.*	45	1,724

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Heidrick & Struggles International, Inc.	71	2,454
HireQuest, Inc.	19	293
HireRight Holdings Corp.*	82	1,209
Huron Consulting Group, Inc.*	80	4,794
ICF International, Inc.	68	6,950
Insperity, Inc.	132	13,209
KBR, Inc.	519	25,825
Kelly Services, Inc., Class A	131	2,615
Kforce, Inc.	74	4,860
Korn Ferry	199	12,231
ManTech International Corp., Class A	101	9,661
Mistras Group, Inc.*	74	428
Resources Connection, Inc.	116	2,143
Sterling Check Corp.*	61	1,133
TriNet Group, Inc.*	149	11,702
TrueBlue, Inc.*	130	2,863
Upwork, Inc.*	434	7,921
Willdan Group, Inc.*	42	1,119
		166,603
Real Estate Management & Development - 0.1%
Cushman & Wakefield plc*	510	9,522
Douglas Elliman, Inc.	265	1,524
eXp World Holdings, Inc.	231	3,227
Fathom Holdings, Inc.*	25	240
Forestar Group, Inc.*	63	1,045
FRP Holdings, Inc.*	25	1,501
Kennedy-Wilson Holdings, Inc.	437	9,203
Marcus & Millichap, Inc.	88	3,685
Newmark Group, Inc., Class A	618	6,841
Rafael Holdings, Inc., Class B*	47	92
RE/MAX Holdings, Inc., Class A	68	1,652
Realogy Holdings Corp.*	423	5,237
Redfin Corp.*	381	3,734
RMR Group, Inc. (The), Class A	55	1,651
St Joe Co. (The)	123	6,210
Tejon Ranch Co.*	76	1,291
		56,655
Road & Rail - 0.2%
ArcBest Corp.	93	7,034
Avis Budget Group, Inc.*	151	28,732
Covenant Logistics Group, Inc.	43	975
Daseke, Inc.*	147	1,111
Heartland Express, Inc.	173	2,470
HyreCar, Inc.*	67	76
Marten Transport Ltd.	220	3,863
PAM Transportation Services, Inc.*	26	724
Saia, Inc.*	98	19,364
Universal Logistics Holdings, Inc.	29	809
US Xpress Enterprises, Inc., Class A*	100	296
Werner Enterprises, Inc.	222	9,007
Yellow Corp.*	186	703
		75,164
Semiconductors & Semiconductor Equipment - 0.7%
Alpha & Omega Semiconductor Ltd.*	79	3,470
Ambarella, Inc.*	131	11,164
Amkor Technology, Inc.	376	7,685
Atomera, Inc.*	74	899
Axcelis Technologies, Inc.*	122	7,571
AXT, Inc.*	149	872
CEVA, Inc.*	82	2,958
CMC Materials, Inc.	104	18,402
Cohu, Inc.*	176	5,356
Credo Technology Group Holding Ltd.*	81	829
Diodes, Inc.*	160	12,322
FormFactor, Inc.*	287	11,784
Ichor Holdings Ltd.*	103	3,115
Impinj, Inc.*	70	3,277
Kopin Corp.*	289	321
Kulicke & Soffa Industries, Inc.	224	12,134
Lattice Semiconductor Corp.*	500	26,010
MACOM Technology Solutions Holdings, Inc.*	181	9,866
MaxLinear, Inc.*	261	10,333
Meta Materials, Inc.*	749	1,438
NeoPhotonics Corp.*	192	2,959
NVE Corp.	18	890
Onto Innovation, Inc.*	179	14,388
PDF Solutions, Inc.*	112	2,677
Photronics, Inc.*	219	4,761
Power Integrations, Inc.	218	18,395
Rambus, Inc.*	400	10,040
Semtech Corp.*	237	15,189
Silicon Laboratories, Inc.*	139	20,733
SiTime Corp.*	59	12,567
SkyWater Technology, Inc.*	30	200
SMART Global Holdings, Inc.*	179	4,412
SunPower Corp.*	295	5,213
Synaptics, Inc.*	145	21,477
Ultra Clean Holdings, Inc.*	163	5,470
Veeco Instruments, Inc.*	184	3,943
		293,120
Software - 1.0%
8x8, Inc.*	415	3,009
A10 Networks, Inc.	222	3,421
ACI Worldwide, Inc.*	434	11,562
Agilysys, Inc.*	78	3,188
Alarm.com Holdings, Inc.*	174	11,002
Alkami Technology, Inc.*	105	1,475
Altair Engineering, Inc., Class A*	170	9,343
American Software, Inc., Class A	117	2,001
Appfolio, Inc., Class A*	70	7,013
Appian Corp.*	144	6,879
Arteris, Inc.*	20	186
Asana, Inc., Class A*	269	5,848
Avaya Holdings Corp.*	309	1,140
AvidXchange Holdings, Inc.*	94	825
Benefitfocus, Inc.*	92	837
Blackbaud, Inc.*	176	11,202
Blackline, Inc.*	199	14,571
Box, Inc., Class A*	502	13,107
BTRS Holdings, Inc., Class A*	350	1,739
Cerence, Inc.*	144	4,573
ChannelAdvisor Corp.*	109	1,488
Cleanspark, Inc.*	146	860
CommVault Systems, Inc.*	164	10,006
Consensus Cloud Solutions, Inc.*	58	2,786
CoreCard Corp.*	27	633
Couchbase, Inc.*	87	1,234
CS Disco, Inc.*	56	1,395
Digimarc Corp.*(c)	46	794
Digital Turbine, Inc.*	335	8,519
Domo, Inc., Class B*	105	3,347

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
E2open Parent Holdings, Inc.*	733	5,923
Ebix, Inc.	98	2,857
eGain Corp.*	75	685
Enfusion, Inc., Class A*	80	876
EngageSmart, Inc.*	58	1,218
Envestnet, Inc.*	200	13,324
EverCommerce, Inc.*	112	1,065
GTY Technology Holdings, Inc.*	121	716
Instructure Holdings, Inc.*	44	785
Intapp, Inc.*	50	994
InterDigital, Inc.	115	7,508
JFrog Ltd.*	199	3,711
Kaltura, Inc.*	205	371
LivePerson, Inc.*	242	4,061
Marathon Digital Holdings, Inc.*	351	3,591
MeridianLink, Inc.*	83	1,480
MicroStrategy, Inc., Class A*	35	9,264
Mitek Systems, Inc.*	158	1,425
Model N, Inc.*	133	3,346
Momentive Global, Inc.*	488	5,944
ON24, Inc.*	102	1,238
OneSpan, Inc.*	131	1,733
PagerDuty, Inc.*	307	7,568
Ping Identity Holding Corp.*	223	4,215
Progress Software Corp.	162	7,826
PROS Holdings, Inc.*	147	4,012
Q2 Holdings, Inc.*	201	10,599
Qualys, Inc.*	126	16,466
Rapid7, Inc.*	209	14,812
Rekor Systems, Inc.*	126	336
Rimini Street, Inc.*	165	1,020
Riot Blockchain, Inc.*	396	2,847
Sailpoint Technologies Holdings, Inc.*	336	21,316
Sapiens International Corp. NV	115	2,913
SecureWorks Corp., Class A*	34	407
ShotSpotter, Inc.*	32	965
Smith Micro Software, Inc.*	174	458
Sprout Social, Inc., Class A*	167	8,505
SPS Commerce, Inc.*	133	14,236
Stronghold Digital Mining, Inc., Class A*	28	90
Sumo Logic, Inc.*	326	2,644
Telos Corp.*	146	1,406
Tenable Holdings, Inc.*	340	17,102
Upland Software, Inc.*	106	1,397
UserTesting, Inc.*	34	174
Varonis Systems, Inc.*	395	13,063
Verint Systems, Inc.*	237	12,096
Veritone, Inc.*	104	809
Viant Technology, Inc., Class A*	44	264
VirnetX Holding Corp.*	235	284
Vonage Holdings Corp.*	933	18,072
Weave Communications, Inc.*	19	95
Workiva, Inc.*	158	11,536
Xperi Holding Corp.	387	6,370
Yext, Inc.*	420	2,134
Zuora, Inc., Class A*	416	4,218
		426,353
Specialty Retail - 0.5%
Aaron's Co., Inc. (The)	116	2,269
Abercrombie & Fitch Co., Class A*	206	4,211
Academy Sports & Outdoors, Inc.	290	9,718
American Eagle Outfitters, Inc.	561	6,794
America's Car-Mart, Inc.*	23	2,493
Arko Corp.	308	2,781
Asbury Automotive Group, Inc.*	84	15,217
Barnes & Noble Education, Inc.*	168	422
Bed Bath & Beyond, Inc.*	357	3,088
Big 5 Sporting Goods Corp.	76	969
Boot Barn Holdings, Inc.*	108	8,716
Buckle, Inc. (The)	111	3,647
Caleres, Inc.	135	3,842
Camping World Holdings, Inc., Class A	153	4,151
CarLotz, Inc.*	266	148
Cato Corp. (The), Class A	71	927
Chico's FAS, Inc.*	443	2,193
Children's Place, Inc. (The)*	50	2,374
Citi Trends, Inc.*	30	896
Conn's, Inc.*	65	858
Container Store Group, Inc. (The)*	118	909
Designer Brands, Inc., Class A	223	3,463
Genesco, Inc.*	52	2,928
Group 1 Automotive, Inc.	61	10,955
GrowGeneration Corp.*	204	1,051
Guess?, Inc.	148	3,087
Haverty Furniture Cos., Inc.	59	1,667
Hibbett, Inc.	50	2,537
JOANN, Inc.	43	348
Kirkland's, Inc.*	45	261
Lazydays Holdings, Inc.*	29	450
LL Flooring Holdings, Inc.*	105	1,261
MarineMax, Inc.*	77	3,189
Monro, Inc.	123	5,833
Murphy USA, Inc.	86	21,424
National Vision Holdings, Inc.*	307	8,639
ODP Corp. (The)*	170	6,492
OneWater Marine, Inc., Class A	42	1,436
Party City Holdco, Inc.*	407	586
Rent-A-Center, Inc.	242	6,665
Sally Beauty Holdings, Inc.*	404	6,125
Shift Technologies, Inc.*	223	232
Shoe Carnival, Inc.	65	1,772
Signet Jewelers Ltd.	195	11,622
Sleep Number Corp.*	81	3,720
Sonic Automotive, Inc., Class A	79	3,603
Sportsman's Warehouse Holdings, Inc.*	160	1,514
Tilly's, Inc., Class A	83	687
Torrid Holdings, Inc.*	68	396
TravelCenters of America, Inc.*	45	1,757
Urban Outfitters, Inc.*	252	5,305
Winmark Corp.	14	2,769
Zumiez, Inc.*	72	2,362
		200,759
Technology Hardware, Storage & Peripherals - 0.0%(b)
3D Systems Corp.*	458	4,951
Avid Technology, Inc.*	133	3,896
Corsair Gaming, Inc.*	101	1,621
Diebold Nixdorf, Inc.*	265	824
Eastman Kodak Co.*	165	762
Quantum Corp.*	221	422
Super Micro Computer, Inc.*	164	8,210
Turtle Beach Corp.*	55	961
		21,647
Textiles, Apparel & Luxury Goods - 0.1%
Crocs, Inc.*	216	12,044
See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Fossil Group, Inc.*	176	1,292
G-III Apparel Group Ltd.*	162	4,060
Kontoor Brands, Inc.	191	7,653
Movado Group, Inc.	56	1,900
Oxford Industries, Inc.	58	5,287
PLBY Group, Inc.*	109	966
Rocky Brands, Inc.	25	936
Steven Madden Ltd.	297	11,043
Superior Group of Cos., Inc.	45	810
Unifi, Inc.*	51	806
Vera Bradley, Inc.*	96	654
Wolverine World Wide, Inc.	300	6,402
		53,853
Thrifts & Mortgage Finance - 0.3%
Axos Financial, Inc.*	211	8,155
Blue Foundry Bancorp*	103	1,233
Bridgewater Bancshares, Inc.*	77	1,250
Capitol Federal Financial, Inc.	480	4,872
Columbia Financial, Inc.*	144	2,994
Enact Holdings, Inc.	53	1,289
Essent Group Ltd.	400	17,116
Federal Agricultural Mortgage Corp., Class C	34	3,570
Finance of America Cos., Inc., Class A*	68	165
Flagstar Bancorp, Inc.	192	7,398
FS Bancorp, Inc.	27	817
Hingham Institution For Savings (The)	5	1,614
Home Bancorp, Inc.	28	963
Home Point Capital, Inc.	29	114
Kearny Financial Corp.	242	3,003
Luther Burbank Corp.	56	764
Merchants Bancorp	53	1,351
Mr Cooper Group, Inc.*	227	9,843
NMI Holdings, Inc., Class A*	310	5,769
Northfield Bancorp, Inc.	162	2,153
Ocwen Financial Corp.*	31	867
PCSB Financial Corp.	45	882
PennyMac Financial Services, Inc.	112	5,490
Pioneer Bancorp, Inc.*	44	444
Provident Bancorp, Inc.	54	811
Provident Financial Services, Inc.	276	6,345
Radian Group, Inc.	665	14,304
Southern Missouri Bancorp, Inc.	28	1,307
TrustCo Bank Corp.	69	2,222
Velocity Financial, Inc.*	32	350
Walker & Dunlop, Inc.	108	11,481
Waterstone Financial, Inc.	78	1,349
WSFS Financial Corp.	238	10,182
		130,467
Tobacco - 0.0%(b)
22nd Century Group, Inc.*	592	1,077
Turning Point Brands, Inc.	52	1,521
Universal Corp.	90	5,731
Vector Group Ltd.	529	6,512
		14,841
Trading Companies & Distributors - 0.4%
Alta Equipment Group, Inc.*	69	743
Applied Industrial Technologies, Inc.	140	14,477
Beacon Roofing Supply, Inc.*	206	12,651
BlueLinx Holdings, Inc.*	34	2,811
Boise Cascade Co.	144	11,134
Custom Truck One Source, Inc.*	217	1,293
Distribution Solutions Group, Inc.*	19	729
DXP Enterprises, Inc.*	63	1,933
EVI Industries, Inc.*	18	195
GATX Corp.	131	14,142
Global Industrial Co.	46	1,576
GMS, Inc.*	158	7,870
H&E Equipment Services, Inc.	119	4,242
Herc Holdings, Inc.	92	10,784
Karat Packaging, Inc.*	17	334
McGrath RentCorp	89	7,317
MRC Global, Inc.*	297	3,324
NOW, Inc.*	405	4,471
Rush Enterprises, Inc., Class A	155	7,902
Rush Enterprises, Inc., Class B	25	1,238
Textainer Group Holdings Ltd.	173	5,612
Titan Machinery, Inc.*	71	1,875
Transcat, Inc.*	27	1,712
Triton International Ltd.	246	15,687
Veritiv Corp.*	52	7,558
WESCO International, Inc.*	164	20,595
Willis Lease Finance Corp.*	11	413
		162,618
Water Utilities - 0.1%
American States Water Co.	135	10,699
Artesian Resources Corp., Class A	31	1,521
Cadiz, Inc.*	84	170
California Water Service Group	194	10,412
Global Water Resources, Inc.	46	659
Middlesex Water Co.	63	5,357
Pure Cycle Corp.*	71	802
SJW Group	102	6,309
York Water Co. (The)	47	1,926
		37,855
Wireless Telecommunication Services - 0.0%(b)
Gogo, Inc.*	219	4,437
Shenandoah Telecommunications Co.	178	4,087
Telephone and Data Systems, Inc.	373	6,613
United States Cellular Corp.*	55	1,689
		16,826
TOTAL COMMON STOCKS
(Cost $9,812,543)		8,972,183
Investments	Number of Rights	Value ($)
RIGHTS - 0.0%(b)

Biotechnology - 0.0%
Contra Aduro Biotech I, CVR*(c)(d)(e)	39	—
Tobira Therapeutics, Inc., CVR*(d)(e)	10	—
		—
Pharmaceuticals - 0.0%(b)
Zogenix, Inc., CVR*(d)(e)	231	157
TOTAL RIGHTS
(Cost $117)		157

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
SECURITIES LENDING REINVESTMENTS(f) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class
0.72% (Cost $9)	9	9
Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 78.7%

REPURCHASE AGREEMENTS(g) - 4.7%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,063,177
(Cost $2,063,136)	2,063,136	2,063,136

U.S. TREASURY OBLIGATIONS - 74.0%
U.S. Treasury Bills
0.90%, 8/4/2022(h) (Cost $32,468,327)	32,520,000	32,467,844

TOTAL SHORT-TERM INVESTMENTS
(Cost $34,531,463)		34,530,980
Total Investments - 99.2%
(Cost $44,344,132)		43,503,329
Other assets less liabilities - 0.8%		358,528
Net Assets - 100.0%		43,861,857
*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Represents less than 0.05% of net assets.
(c)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $4,995, collateralized in the form of cash with a value of $9 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $5,334 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 4.75%, and maturity dates ranging from June 30, 2022 – November 15, 2051. The total value of collateral is $5,343.
(d)	Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $157, which represents approximately 0.00% of net assets of the Fund.
(e)	Illiquid security.
(f)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $9.
(g)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(h)	The rate shown was the current yield as of May 31, 2022.
Abbreviations
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,205,149
Aggregate gross unrealized depreciation	(3,746,677)
Net unrealized depreciation	$(2,541,528)
Federal income tax cost	$44,594,896
Futures Contracts Purchased
Hedge Replication ETF had the following open long futures contracts as of May 31, 2022:
	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
E-Mini Euro	111	6/13/2022	USD	$7,451,569	$121,549

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2022

Swap Agreements[a]
Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
57,785	4/10/2023	Credit Suisse International	1.28%	Russell 2000® Total Return Index	(17,778)
830,757	4/10/2023	Credit Suisse International	1.13%	iShares® MSCI Emerging Markets ETF[f]	(158,779)
888,542					(176,557)	—	176,557	—
255,455	4/10/2023	Morgan Stanley & Co. International plc	1.28%	iShares® MSCI Emerging Markets ETF[f]	(46,952)	—	46,952	—

214,365	3/7/2023	Societe Generale	1.18%	Russell 2000® Total Return Index	(117,335)
739,655	3/7/2023	Societe Generale	1.33%	S&P 500® Total Return Index	1,060
1,243,727	3/7/2023	Societe Generale	1.33%	iShares® MSCI EAFE ETF[f]	(145,078)
1,484,174	3/7/2023	Societe Generale	0.58%	iShares® MSCI Emerging Markets ETF[f]	(298,086)
3,681,921					(559,439)	—	559,439	—
54,057	3/7/2023	UBS AG	0.83%	Russell 2000® Total Return Index	(119,846)
326,180	11/6/2023	UBS AG	0.63%	iShares® MSCI Emerging Markets ETF[f]	(435,703)
939,008	1/8/2024	UBS AG	1.03%	iShares® MSCI EAFE ETF[f]	(233,013)
1,319,245					(788,562)	—	788,562	—
6,145,163					(1,571,510)
				Total Unrealized Appreciation	1,060
				Total Unrealized Depreciation	(1,572,570)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
f	In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.
Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
COMMON STOCKS(a) - 94.1%

Aerospace & Defense - 1.3%
Howmet Aerospace, Inc.	25,952	928,303
Huntington Ingalls Industries, Inc.	6,757	1,422,078
Lockheed Martin Corp.	5,308	2,336,104
Northrop Grumman Corp.	1,660	776,830
Raytheon Technologies Corp.	1,842	175,211
Textron, Inc.	7,430	485,105
		6,123,631
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	13,373	1,451,104
United Parcel Service, Inc., Class B	8,169	1,488,801
		2,939,905
Airlines - 1.3%
Alaska Air Group, Inc.*	27,643	1,334,051
American Airlines Group, Inc.*(b)	85,731	1,532,013
Delta Air Lines, Inc.*	7,282	303,587
Southwest Airlines Co.*	27,035	1,239,825
United Airlines Holdings, Inc.*	33,512	1,596,176
		6,005,652
Auto Components - 0.3%
BorgWarner, Inc.	33,219	1,339,390

Automobiles - 1.6%
Ford Motor Co.	61,810	845,561
General Motors Co.*	23,132	894,746
Tesla, Inc.*	7,452	5,650,553
		7,390,860
Banks - 2.7%
Bank of America Corp.	38,535	1,433,502
Citigroup, Inc.	42,450	2,267,254
Citizens Financial Group, Inc.	31,445	1,301,194
Fifth Third Bancorp	42,450	1,673,803
JPMorgan Chase & Co.	18,926	2,502,585
KeyCorp	65,484	1,307,061
Regions Financial Corp.	68,924	1,522,531
SVB Financial Group*	898	438,736
Wells Fargo & Co.	12,941	592,310
		13,038,976
Beverages - 0.6%
Coca-Cola Co. (The)	17,015	1,078,411
Constellation Brands, Inc., Class A	2,289	561,881
PepsiCo, Inc.	6,728	1,128,622
		2,768,914
Biotechnology - 1.9%
AbbVie, Inc.	14,460	2,130,970
Amgen, Inc.	678	174,070
Gilead Sciences, Inc.	33,069	2,144,525
Incyte Corp.*	19,589	1,486,609
Regeneron Pharmaceuticals, Inc.*	3,176	2,111,214
Vertex Pharmaceuticals, Inc.*	2,921	784,727
		8,832,115
Building Products - 0.1%
A O Smith Corp.	6,603	396,972
Fortune Brands Home & Security, Inc.	4,503	312,283
		709,255
Capital Markets - 2.3%
Cboe Global Markets, Inc.	12,334	1,385,231
CME Group, Inc.	3,335	663,098
Franklin Resources, Inc.	52,018	1,408,647
Intercontinental Exchange, Inc.	2,335	239,081
Invesco Ltd.	71,040	1,373,914
Morgan Stanley	25,579	2,203,375
Nasdaq, Inc.	8,169	1,268,319
Raymond James Financial, Inc.	14,765	1,454,205
T. Rowe Price Group, Inc.	6,529	829,771
		10,825,641
Chemicals - 2.2%
Air Products and Chemicals, Inc.	7,608	1,872,785
Celanese Corp.	9,666	1,512,922
Corteva, Inc.	31,205	1,954,057
Dow, Inc.	13,019	885,032
International Flavors & Fragrances, Inc.	5,696	752,841
Linde plc	3,290	1,068,197
LyondellBasell Industries NV, Class A	14,688	1,678,104
PPG Industries, Inc.	5,333	674,571
		10,398,509
Commercial Services & Supplies - 0.6%
Cintas Corp.	4,397	1,751,457
Copart, Inc.*	1,527	174,887
Rollins, Inc.	23,795	843,771
		2,770,115
Communications Equipment - 0.5%
Arista Networks, Inc.*	10,143	1,037,426
Cisco Systems, Inc.	15,955	718,773
Motorola Solutions, Inc.	3,551	780,297
		2,536,496
Consumer Finance - 0.5%
American Express Co.	3,867	652,827
Capital One Financial Corp.	8,043	1,028,378
Synchrony Financial	14,993	555,341
		2,236,546
Containers & Packaging - 0.6%
Ball Corp.	12,362	876,342
International Paper Co.	8,198	397,193
Packaging Corp. of America	9,168	1,441,943
		2,715,478
Distributors - 0.6%
LKQ Corp.	27,279	1,401,868
Pool Corp.	3,632	1,447,788
		2,849,656
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B*	13,545	4,279,949

Diversified Telecommunication Services - 1.2%
AT&T, Inc.	51,486	1,096,137
Lumen Technologies, Inc.(b)	131,254	1,606,549
Verizon Communications, Inc.	55,597	2,851,570
		5,554,256
Electric Utilities - 1.9%
Alliant Energy Corp.	24,892	1,588,607
Edison International	22,754	1,590,732
Entergy Corp.	13,033	1,568,130
Evergy, Inc.	7,500	524,550
FirstEnergy Corp.	15,857	681,217
NextEra Energy, Inc.	2,327	176,131
NRG Energy, Inc.	33,677	1,550,489
Pinnacle West Capital Corp.	9,681	751,730
Southern Co. (The)	10,113	765,150
		9,196,736

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Electrical Equipment - 0.8%
AMETEK, Inc.	13,110	1,592,472
Emerson Electric Co.	20,917	1,854,501
Generac Holdings, Inc.*	1,962	484,771
		3,931,744
Electronic Equipment, Instruments & Components - 1.2%
Corning, Inc.	44,976	1,611,040
Keysight Technologies, Inc.*	10,723	1,561,269
TE Connectivity Ltd.	3,720	481,331
Teledyne Technologies, Inc.*	1,890	765,734
Trimble, Inc.*	3,975	270,499
Zebra Technologies Corp., Class A*	3,470	1,173,519
		5,863,392
Energy Equipment & Services - 0.3%
Halliburton Co.	10,132	410,346
Schlumberger NV	19,541	898,104
		1,308,450
Entertainment - 1.2%
Activision Blizzard, Inc.	2,301	179,202
Electronic Arts, Inc.	4,151	575,536
Live Nation Entertainment, Inc.*	16,938	1,609,957
Netflix, Inc.*	6,180	1,220,179
Walt Disney Co. (The)*	10,829	1,195,955
Warner Bros Discovery, Inc.*	51,437	949,013
		5,729,842
Equity Real Estate Investment Trusts (REITs) - 6.1%
AvalonBay Communities, Inc.	6,655	1,383,974
Camden Property Trust	10,093	1,448,245
Digital Realty Trust, Inc.	12,243	1,709,000
Duke Realty Corp.	27,896	1,473,746
Equity Residential	18,431	1,416,054
Essex Property Trust, Inc.	3,725	1,057,341
Extra Space Storage, Inc.	8,013	1,427,917
Federal Realty Investment Trust(b)	3,831	440,450
Healthpeak Properties, Inc.	49,423	1,467,369
Host Hotels & Resorts, Inc.	74,835	1,495,952
Kimco Realty Corp.	62,933	1,488,366
Mid-America Apartment Communities, Inc.(b)	7,563	1,368,903
Prologis, Inc.	17,828	2,272,713
Public Storage	5,660	1,871,422
SBA Communications Corp.	4,894	1,647,369
Simon Property Group, Inc.	12,796	1,467,061
UDR, Inc.	26,404	1,262,111
Ventas, Inc.	28,546	1,619,700
Vornado Realty Trust	31,295	1,094,073
Weyerhaeuser Co.	42,030	1,661,026
		29,072,792
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	1,710	797,236
Kroger Co. (The)	30,661	1,624,113
Sysco Corp.	3,380	284,529
Walgreens Boots Alliance, Inc.	34,563	1,514,896
Walmart, Inc.	4,939	635,304
		4,856,078
Food Products - 2.2%
Archer-Daniels-Midland Co.	20,966	1,904,132
Campbell Soup Co.	21,803	1,044,582
Hershey Co. (The)	7,227	1,530,028
Hormel Foods Corp.	15,552	756,916
Kellogg Co.	20,584	1,435,528
Kraft Heinz Co. (The)	29,440	1,113,715
Lamb Weston Holdings, Inc.	15,175	1,025,527
Tyson Foods, Inc., Class A	17,392	1,558,497
		10,368,925
Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	28,224	3,315,191
Align Technology, Inc.*	2,290	635,796
Baxter International, Inc.	21,876	1,663,670
Becton Dickinson and Co.	4,977	1,273,116
Boston Scientific Corp.*	5,338	218,911
Cooper Cos., Inc. (The)(b)	1,703	597,310
DENTSPLY SIRONA, Inc.	11,428	452,092
Hologic, Inc.*	20,218	1,521,809
IDEXX Laboratories, Inc.*	2,863	1,121,208
Medtronic plc	2,375	237,856
Teleflex, Inc.	4,458	1,282,745
		12,319,704
Health Care Providers & Services - 2.6%
AmerisourceBergen Corp.	9,008	1,394,348
Anthem, Inc.	586	298,632
Centene Corp.*	10,835	882,402
Cigna Corp.	4,528	1,214,817
CVS Health Corp.	26,059	2,521,208
HCA Healthcare, Inc.	3,639	765,646
Humana, Inc.	696	316,144
McKesson Corp.	4,764	1,565,879
UnitedHealth Group, Inc.	6,443	3,200,754
		12,159,830
Health Care Technology - 0.3%
Cerner Corp.	16,771	1,590,729

Hotels, Restaurants & Leisure - 2.8%
Booking Holdings, Inc.*	1,021	2,290,675
Caesars Entertainment, Inc.*	3,381	169,625
Darden Restaurants, Inc.	10,146	1,268,250
Expedia Group, Inc.*	8,951	1,157,633
Hilton Worldwide Holdings, Inc.	12,483	1,758,355
Marriott International, Inc., Class A	10,502	1,801,933
McDonald's Corp.	1,897	478,442
MGM Resorts International	41,082	1,436,638
Norwegian Cruise Line Holdings Ltd.*(b)	89,134	1,427,035
Penn National Gaming, Inc.*	10,228	326,887
Royal Caribbean Cruises Ltd.*	24,041	1,396,061
		13,511,534
Household Durables - 0.2%
DR Horton, Inc.	6,295	473,069
Whirlpool Corp.	1,535	282,809
		755,878
Household Products - 1.1%
Church & Dwight Co., Inc.	15,755	1,418,895
Clorox Co. (The)	3,530	513,121
Kimberly-Clark Corp.	6,871	913,980
Procter & Gamble Co. (The)	17,459	2,581,837
		5,427,833
Independent Power and Renewable Electricity Producers - 0.3%
AES Corp. (The)	62,898	1,386,272

Industrial Conglomerates - 0.6%
3M Co.	14,551	2,172,319
General Electric Co.	10,354	810,615
		2,982,934
Insurance - 4.3%
Allstate Corp. (The)	12,911	1,764,805

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
American International Group, Inc.	30,365	1,781,818
Aon plc, Class A	2,123	585,247
Assurant, Inc.	7,809	1,379,772
Chubb Ltd.	3,918	827,834
Cincinnati Financial Corp.	11,851	1,515,269
Everest Re Group Ltd.	5,073	1,433,123
Hartford Financial Services Group, Inc. (The)	20,628	1,495,736
Loews Corp.	22,881	1,498,477
MetLife, Inc.	27,258	1,836,917
Principal Financial Group, Inc.	6,889	502,415
Progressive Corp. (The)	7,109	848,672
Prudential Financial, Inc.	16,081	1,708,606
Travelers Cos., Inc. (The)	9,929	1,777,688
W R Berkley Corp.	21,641	1,539,324
Willis Towers Watson plc	813	171,600
		20,667,303
Interactive Media & Services - 3.0%
Alphabet, Inc., Class A*	2,395	5,449,200
Alphabet, Inc., Class C*	2,183	4,978,943
Meta Platforms, Inc., Class A*	20,698	4,007,960
		14,436,103
Internet & Direct Marketing Retail - 2.2%
Amazon.com, Inc.*	3,931	9,450,871
eBay, Inc.	18,497	900,249
		10,351,120
IT Services - 2.2%
Accenture plc, Class A	4,228	1,261,889
Akamai Technologies, Inc.*(b)	1,666	168,332
Automatic Data Processing, Inc.	2,955	658,788
Broadridge Financial Solutions, Inc.	5,053	738,850
DXC Technology Co.*	10,850	382,137
Gartner, Inc.*	5,350	1,403,840
Jack Henry & Associates, Inc.	5,884	1,106,898
Mastercard, Inc., Class A	5,354	1,916,036
PayPal Holdings, Inc.*	6,372	542,958
Visa, Inc., Class A	9,702	2,058,473
		10,238,201
Life Sciences Tools & Services - 2.2%
Agilent Technologies, Inc.	1,656	211,239
Danaher Corp.	9,738	2,569,079
IQVIA Holdings, Inc.*	6,932	1,492,113
Mettler-Toledo International, Inc.*	1,192	1,533,055
PerkinElmer, Inc.	3,396	508,279
Thermo Fisher Scientific, Inc.	2,054	1,165,789
Waters Corp.*	3,489	1,144,218
West Pharmaceutical Services, Inc.	5,234	1,624,529
		10,248,301
Machinery - 1.6%
Dover Corp.	9,079	1,215,769
Otis Worldwide Corp.	6,623	492,751
PACCAR, Inc.	18,536	1,609,666
Parker-Hannifin Corp.	4,475	1,217,961
Pentair plc	19,496	978,114
Snap-on, Inc.	5,552	1,231,878
Stanley Black & Decker, Inc.	7,268	862,639
		7,608,778
Media - 1.8%
Charter Communications, Inc., Class A*	3,745	1,898,453
Comcast Corp., Class A	27,521	1,218,630
DISH Network Corp., Class A*(b)	40,604	926,989
Fox Corp., Class A	4,930	175,064
Interpublic Group of Cos., Inc. (The)	38,233	1,232,250
News Corp., Class A	55,051	957,888
News Corp., Class B	41,021	721,149
Omnicom Group, Inc.	18,259	1,362,304
		8,492,727
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	34,388	1,343,883
Nucor Corp.	2,707	358,569
		1,702,452
Multiline Retail - 0.2%
Target Corp.	5,786	936,638

Multi-Utilities - 0.8%
CMS Energy Corp.	21,878	1,554,213
DTE Energy Co.	11,906	1,580,045
WEC Energy Group, Inc.	6,871	721,936
		3,856,194
Oil, Gas & Consumable Fuels - 4.6%
APA Corp.	20,800	977,808
Chevron Corp.	10,593	1,850,173
ConocoPhillips	11,826	1,328,769
Coterra Energy, Inc.	38,008	1,304,815
Devon Energy Corp.	26,232	1,964,777
Diamondback Energy, Inc.	9,414	1,431,116
EOG Resources, Inc.	2,089	286,109
Exxon Mobil Corp.	54,184	5,201,664
Marathon Petroleum Corp.	14,253	1,450,813
ONEOK, Inc.	9,876	650,335
Phillips 66(b)	18,794	1,894,623
Pioneer Natural Resources Co.	6,808	1,892,216
Valero Energy Corp.	13,612	1,764,115
		21,997,333
Pharmaceuticals - 3.4%
Bristol-Myers Squibb Co.	3,905	294,632
Catalent, Inc.*	1,947	200,658
Eli Lilly & Co.	3,085	966,962
Johnson & Johnson	22,218	3,988,797
Merck & Co., Inc.	31,398	2,889,558
Organon & Co.	17,771	674,587
Pfizer, Inc.	78,444	4,160,670
Viatris, Inc.	108,955	1,336,878
Zoetis, Inc.	10,162	1,736,991
		16,249,733
Professional Services - 0.4%
Jacobs Engineering Group, Inc.	4,729	662,486
Robert Half International, Inc.	13,124	1,183,128
		1,845,614
Real Estate Management & Development - 0.0%(c)
CBRE Group, Inc., Class A*	2,098	173,798

Road & Rail - 1.1%
CSX Corp.	44,410	1,411,794
JB Hunt Transport Services, Inc.	8,537	1,473,315
Norfolk Southern Corp.	7,617	1,825,490
Old Dominion Freight Line, Inc.	2,067	533,782
Union Pacific Corp.	834	183,297
		5,427,678
Semiconductors & Semiconductor Equipment - 3.9%
Advanced Micro Devices, Inc.*	19,535	1,989,835
Applied Materials, Inc.	8,140	954,741
Broadcom, Inc.	1,776	1,030,311

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Intel Corp.	49,046	2,178,623
Micron Technology, Inc.	29,481	2,176,877
Monolithic Power Systems, Inc.	677	304,914
NVIDIA Corp.	20,190	3,769,877
Qorvo, Inc.*	14,074	1,572,769
QUALCOMM, Inc.	14,023	2,008,374
Skyworks Solutions, Inc.	7,462	812,388
Teradyne, Inc.	3,177	347,119
Texas Instruments, Inc.	6,872	1,214,695
		18,360,523
Software - 7.3%
Adobe, Inc.*	5,866	2,443,072
ANSYS, Inc.*	2,227	579,822
Autodesk, Inc.*	6,806	1,413,946
Cadence Design Systems, Inc.*	12,425	1,910,095
Citrix Systems, Inc.	11,160	1,123,700
Fortinet, Inc.*	714	210,016
Intuit, Inc.	2,141	887,359
Microsoft Corp.	70,715	19,225,287
NortonLifeLock, Inc.	59,418	1,446,234
Oracle Corp.	7,273	523,074
Paycom Software, Inc.*	2,516	715,399
PTC, Inc.*	6,264	729,944
Salesforce, Inc.*	9,025	1,446,166
ServiceNow, Inc.*	1,789	836,304
Synopsys, Inc.*	1,398	446,242
Tyler Technologies, Inc.*	2,163	769,639
		34,706,299
Specialty Retail - 1.6%
Bath & Body Works, Inc.	8,319	341,245
Best Buy Co., Inc.	6,967	571,712
Home Depot, Inc. (The)	6,839	2,070,507
Lowe's Cos., Inc.	918	179,285
Ross Stores, Inc.	18,380	1,562,668
TJX Cos., Inc. (The)	31,953	2,031,252
Ulta Beauty, Inc.*	1,564	661,729
		7,418,398
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	148,984	22,174,779
Hewlett Packard Enterprise Co.	92,412	1,441,627
HP, Inc.(b)	47,453	1,843,074
Western Digital Corp.*	20,133	1,221,872
		26,681,352
Textiles, Apparel & Luxury Goods - 1.5%
NIKE, Inc., Class B	14,384	1,709,538
PVH Corp.	20,989	1,487,491
Ralph Lauren Corp.	14,627	1,478,643
Tapestry, Inc.	20,006	690,207
Under Armour, Inc., Class A*	74,887	792,305
Under Armour, Inc., Class C*	89,102	864,289
VF Corp.	3,605	181,908
		7,204,381
Tobacco - 0.4%
Philip Morris International, Inc.	19,908	2,115,225

Trading Companies & Distributors - 0.1%
United Rentals, Inc.*	1,978	589,800

Water Utilities - 0.3%
American Water Works Co., Inc.	10,835	1,638,794

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	6,961	927,832

TOTAL COMMON STOCKS (Cost $376,174,859)		447,652,594

SECURITIES LENDING REINVESTMENTS(d) - 0.6%

INVESTMENT COMPANIES - 0.6%
BlackRock Liquidity FedFund, Institutional Class
0.72% (Cost $2,630,055)	2,630,055	2,630,055

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 5.4%

REPURCHASE AGREEMENTS(e) - 5.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $25,669,877
(Cost $25,669,361)	25,669,361	25,669,361

Total Investments - 100.1% (Cost $404,474,275)		475,952,010
Liabilities in excess of other assets - (0.1%)		(578,789)
Net Assets - 100.0%		475,373,221
*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $61,564,730.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $7,632,482, collateralized in the form of cash with a value of $2,630,055 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $5,250,343 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 4.63%, and maturity dates ranging from June 15, 2022 – February 15, 2051. The total value of collateral is $7,880,398.
(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $2,630,055.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$101,231,769
Aggregate gross unrealized depreciation	(33,705,666)
Net unrealized appreciation	$67,526,103
Federal income tax cost	$405,511,386

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2022

Swap Agreementsa

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
(57,204,560)	3/7/2023	Goldman Sachs International	(0.93)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	5,510,361	(5,073,824)	(7,738)	428,799

(26,079,846)	3/7/2023	Societe Generale	(0.68)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	2,717,435
111,249,207	3/7/2023	Societe Generale	1.58%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	(10,263,868)
85,169,361					(7,546,433)	6,297,996	1,248,437	—
(60,761,374)	11/6/2023	UBS AG	(0.93)%	Credit Suisse 130/30 Large Cap Index (short portion)[f]	4,173,575
60,516,350	3/7/2023	UBS AG	1.38%	Credit Suisse 130/30 Large Cap Index (long portion)[g]	(5,052,024)
(245,024)					(878,449)	610,101	268,348	—
27,719,777					(2,914,521)
				Total Unrealized Appreciation	12,401,371
				Total Unrealized Depreciation	(15,315,892)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
f	Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.
g	See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
COMMON STOCKS - 99.9%

Aerospace & Defense - 1.7%
Boeing Co. (The)*	426	55,976
General Dynamics Corp.	180	40,484
Howmet Aerospace, Inc.	294	10,516
Huntington Ingalls Industries, Inc.	31	6,524
L3Harris Technologies, Inc.	153	36,858
Lockheed Martin Corp.	189	83,181
Northrop Grumman Corp.	114	53,349
Raytheon Technologies Corp.	1,160	110,339
Textron, Inc.	171	11,165
TransDigm Group, Inc.*	41	24,820
		433,212
Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	102	11,068
Expeditors International of Washington, Inc.	133	14,476
FedEx Corp.	190	42,670
United Parcel Service, Inc., Class B	567	103,336
		171,550
Airlines - 0.3%
Alaska Air Group, Inc.*	98	4,729
American Airlines Group, Inc.*	504	9,006
Delta Air Lines, Inc.*	497	20,720
Southwest Airlines Co.*	460	21,096
United Airlines Holdings, Inc.*	252	12,003
		67,554
Auto Components - 0.1%
Aptiv plc*	210	22,310
BorgWarner, Inc.	187	7,540
		29,850
Automobiles - 2.2%
Ford Motor Co.	3,055	41,792
General Motors Co.*	1,130	43,709
Tesla, Inc.*	650	492,869
		578,370
Banks - 4.1%
Bank of America Corp.	5,522	205,418
Citigroup, Inc.	1,542	82,358
Citizens Financial Group, Inc.	332	13,738
Comerica, Inc.	103	8,571
Fifth Third Bancorp	531	20,937
First Republic Bank	140	21,704
Huntington Bancshares, Inc.	1,117	15,504
JPMorgan Chase & Co.	2,295	303,468
KeyCorp	720	14,371
M&T Bank Corp.	140	25,196
PNC Financial Services Group, Inc. (The)	326	57,184
Regions Financial Corp.	731	16,148
Signature Bank	49	10,597
SVB Financial Group*	46	22,474
Truist Financial Corp.	1,037	51,580
US Bancorp	1,049	55,671
Wells Fargo & Co.	3,018	138,134
Zions Bancorp NA	118	6,731
		1,069,784
Beverages - 1.7%
Brown-Forman Corp., Class B	142	9,389
Coca-Cola Co. (The)	3,019	191,344
Constellation Brands, Inc., Class A	129	31,665
Molson Coors Beverage Co., Class B	146	8,153
Monster Beverage Corp.*	291	25,934
PepsiCo, Inc.	1,073	179,996
		446,481
Biotechnology - 2.2%
AbbVie, Inc.	1,374	202,486
Amgen, Inc.	438	112,452
Biogen, Inc.*	114	22,800
Gilead Sciences, Inc.	975	63,229
Incyte Corp.*	146	11,080
Moderna, Inc.*	274	39,820
Regeneron Pharmaceuticals, Inc.*	84	55,838
Vertex Pharmaceuticals, Inc.*	198	53,193
		560,898
Building Products - 0.4%
A O Smith Corp.	103	6,192
Allegion plc	70	7,816
Carrier Global Corp.	665	26,141
Fortune Brands Home & Security, Inc.	106	7,351
Johnson Controls International plc	545	29,708
Masco Corp.	186	10,544
Trane Technologies plc	182	25,127
		112,879
Capital Markets - 3.0%
Ameriprise Financial, Inc.	87	24,036
Bank of New York Mellon Corp. (The)	574	26,754
BlackRock, Inc.	110	73,599
Cboe Global Markets, Inc.	84	9,434
Charles Schwab Corp. (The)	1,168	81,877
CME Group, Inc.	279	55,474
FactSet Research Systems, Inc.	30	11,453
Franklin Resources, Inc.	218	5,903
Goldman Sachs Group, Inc. (The)	263	85,962
Intercontinental Exchange, Inc.	437	44,744
Invesco Ltd.	265	5,125
MarketAxess Holdings, Inc.	29	8,169
Moody's Corp.	127	38,299
Morgan Stanley	1,102	94,926
MSCI, Inc.	63	27,868
Nasdaq, Inc.	91	14,129
Northern Trust Corp.	163	18,215
Raymond James Financial, Inc.	146	14,380
S&P Global, Inc.	276	96,456
State Street Corp.	284	20,587
T. Rowe Price Group, Inc.	179	22,749
		780,139
Chemicals - 2.0%
Air Products and Chemicals, Inc.	173	42,586
Albemarle Corp.	91	23,698
Celanese Corp.	85	13,304
CF Industries Holdings, Inc.	167	16,495
Corteva, Inc.	565	35,380
Dow, Inc.	572	38,885
DuPont de Nemours, Inc.	398	27,004
Eastman Chemical Co.	101	11,126
Ecolab, Inc.	194	31,799
FMC Corp.	99	12,135
International Flavors & Fragrances, Inc.	198	26,170
Linde plc	398	129,223

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	204	23,307
Mosaic Co. (The)	288	18,043
PPG Industries, Inc.	185	23,401
Sherwin-Williams Co. (The)	188	50,391
		522,947
Commercial Services & Supplies - 0.5%
Cintas Corp.	69	27,485
Copart, Inc.*	166	19,012
Republic Services, Inc.	162	21,682
Rollins, Inc.	177	6,276
Waste Management, Inc.	299	47,395
		121,850
Communications Equipment - 0.8%
Arista Networks, Inc.*	175	17,899
Cisco Systems, Inc.	3,277	147,629
F5, Inc.*	48	7,826
Juniper Networks, Inc.	252	7,731
Motorola Solutions, Inc.	132	29,006
		210,091
Construction & Engineering - 0.1%
Quanta Services, Inc.	111	13,209

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	49	16,629
Vulcan Materials Co.	102	16,817
		33,446
Consumer Finance - 0.6%
American Express Co.	478	80,696
Capital One Financial Corp.	321	41,043
Discover Financial Services	223	25,308
Synchrony Financial	405	15,001
		162,048
Containers & Packaging - 0.3%
Amcor plc	1,177	15,419
Avery Dennison Corp.	64	11,044
Ball Corp.	251	17,793
International Paper Co.	302	14,632
Packaging Corp. of America	74	11,639
Sealed Air Corp.	115	7,151
WestRock Co.	205	9,940
		87,618
Distributors - 0.2%
Genuine Parts Co.	110	15,040
LKQ Corp.	209	10,741
Pool Corp.	31	12,357
		38,138
Diversified Financial Services - 1.7%
Berkshire Hathaway, Inc., Class B*	1,424	449,956

Diversified Telecommunication Services - 1.1%
AT&T, Inc.	5,548	118,117
Lumen Technologies, Inc.(a)	716	8,764
Verizon Communications, Inc.	3,260	167,205
		294,086
Electric Utilities - 2.0%
Alliant Energy Corp.	194	12,381
American Electric Power Co., Inc.	392	39,996
Constellation Energy Corp.	255	15,830
Duke Energy Corp.	599	67,400
Edison International	296	20,693
Entergy Corp.	157	18,890
Evergy, Inc.	178	12,449
Eversource Energy	267	24,649
Exelon Corp.	760	37,354
FirstEnergy Corp.	443	19,031
NextEra Energy, Inc.	1,524	115,352
NRG Energy, Inc.	191	8,794
Pinnacle West Capital Corp.	89	6,911
PPL Corp.	583	17,595
Southern Co. (The)	824	62,344
Xcel Energy, Inc.	419	31,568
		511,237
Electrical Equipment - 0.5%
AMETEK, Inc.	180	21,865
Eaton Corp. plc	309	42,827
Emerson Electric Co.	461	40,872
Generac Holdings, Inc.*	50	12,354
Rockwell Automation, Inc.	90	19,188
		137,106
Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	465	32,950
CDW Corp.	105	17,835
Corning, Inc.	580	20,776
IPG Photonics Corp.*	29	3,059
Keysight Technologies, Inc.*	143	20,821
TE Connectivity Ltd.	252	32,606
Teledyne Technologies, Inc.*	36	14,585
Trimble, Inc.*	194	13,202
Zebra Technologies Corp., Class A*	42	14,204
		170,038
Entertainment - 1.4%
Activision Blizzard, Inc.	605	47,118
Electronic Arts, Inc.	219	30,364
Live Nation Entertainment, Inc.*	105	9,980
Netflix, Inc.*	344	67,919
Take-Two Interactive Software, Inc.*	123	15,317
Walt Disney Co. (The)*	1,415	156,273
Warner Bros Discovery, Inc.*	1,708	31,513
		358,484
Equity Real Estate Investment Trusts (REITs) - 2.8%
Alexandria Real Estate Equities, Inc.	113	18,752
American Tower Corp.	353	90,414
AvalonBay Communities, Inc.	108	22,460
Boston Properties, Inc.	111	12,341
Camden Property Trust	78	11,192
Crown Castle International Corp.	336	63,722
Digital Realty Trust, Inc.	221	30,849
Duke Realty Corp.	296	15,638
Equinix, Inc.	70	48,096
Equity Residential	265	20,360
Essex Property Trust, Inc.	51	14,476
Extra Space Storage, Inc.	103	18,355
Federal Realty Investment Trust	56	6,438
Healthpeak Properties, Inc.	419	12,440
Host Hotels & Resorts, Inc.	555	11,094
Iron Mountain, Inc.	225	12,128
Kimco Realty Corp.	480	11,352
Mid-America Apartment Communities, Inc.	89	16,109
Prologis, Inc.	574	73,174
Public Storage	118	39,016
Realty Income Corp.	440	30,017

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Regency Centers Corp.	120	8,185
SBA Communications Corp.	85	28,612
Simon Property Group, Inc.	254	29,121
UDR, Inc.	233	11,137
Ventas, Inc.	310	17,589
Vornado Realty Trust	125	4,370
Welltower, Inc.	339	30,202
Weyerhaeuser Co.	580	22,922
		730,561
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	344	160,380
Kroger Co. (The)	520	27,544
Sysco Corp.	395	33,251
Walgreens Boots Alliance, Inc.	557	24,413
Walmart, Inc.	1,098	141,236
		386,824
Food Products - 1.1%
Archer-Daniels-Midland Co.	435	39,507
Campbell Soup Co.	157	7,522
Conagra Brands, Inc.	373	12,268
General Mills, Inc.	469	32,760
Hershey Co. (The)	113	23,923
Hormel Foods Corp.	220	10,707
J M Smucker Co. (The)	85	10,656
Kellogg Co.	198	13,809
Kraft Heinz Co. (The)	551	20,844
Lamb Weston Holdings, Inc.	112	7,569
McCormick & Co., Inc. (Non-Voting)	193	17,895
Mondelez International, Inc., Class A	1,078	68,518
Tyson Foods, Inc., Class A	226	20,252
		286,230
Gas Utilities - 0.1%
Atmos Energy Corp.	106	12,329

Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	1,374	161,390
ABIOMED, Inc.*	36	9,493
Align Technology, Inc.*	58	16,103
Baxter International, Inc.	390	29,660
Becton Dickinson and Co.	220	56,276
Boston Scientific Corp.*	1,108	45,439
Cooper Cos., Inc. (The)	39	13,679
DENTSPLY SIRONA, Inc.	170	6,725
Dexcom, Inc.*	76	22,643
Edwards Lifesciences Corp.*	486	49,013
Hologic, Inc.*	193	14,527
IDEXX Laboratories, Inc.*	66	25,847
Intuitive Surgical, Inc.*	278	63,284
Medtronic plc	1,044	104,557
ResMed, Inc.	113	22,991
STERIS plc	78	17,800
Stryker Corp.	260	60,970
Teleflex, Inc.	37	10,646
Zimmer Biomet Holdings, Inc.	163	19,594
		750,637
Health Care Providers & Services - 3.4%
AmerisourceBergen Corp.	117	18,110
Anthem, Inc.	190	96,826
Cardinal Health, Inc.	216	12,165
Centene Corp.*	454	36,974
Cigna Corp.	250	67,072
CVS Health Corp.	1,018	98,492
DaVita, Inc.*	48	4,680
HCA Healthcare, Inc.	187	39,345
Henry Schein, Inc.*	108	9,249
Humana, Inc.	100	45,423
Laboratory Corp. of America Holdings	73	18,011
McKesson Corp.	116	38,128
Molina Healthcare, Inc.*	46	13,350
Quest Diagnostics, Inc.	92	12,974
UnitedHealth Group, Inc.	731	363,146
Universal Health Services, Inc., Class B	58	7,227
		881,172
Health Care Technology - 0.1%
Cerner Corp.	228	21,626

Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc.*	32	71,794
Caesars Entertainment, Inc.*	165	8,278
Carnival Corp.*	628	8,717
Chipotle Mexican Grill, Inc.*	23	32,259
Darden Restaurants, Inc.	99	12,375
Domino's Pizza, Inc.	29	10,532
Expedia Group, Inc.*	116	15,002
Hilton Worldwide Holdings, Inc.	217	30,567
Las Vegas Sands Corp.*	268	9,503
Marriott International, Inc., Class A	212	36,375
McDonald's Corp.	580	146,282
MGM Resorts International	293	10,246
Norwegian Cruise Line Holdings Ltd.*(a)	323	5,171
Penn National Gaming, Inc.*	130	4,155
Royal Caribbean Cruises Ltd.*	174	10,104
Starbucks Corp.	894	70,179
Wynn Resorts Ltd.*	83	5,486
Yum! Brands, Inc.	224	27,209
		514,234
Household Durables - 0.4%
DR Horton, Inc.	250	18,787
Garmin Ltd.	119	12,569
Lennar Corp., Class A	203	16,291
Mohawk Industries, Inc.*	43	6,083
Newell Brands, Inc.	294	6,303
NVR, Inc.*	3	13,352
PulteGroup, Inc.	193	8,735
Whirlpool Corp.	46	8,475
		90,595
Household Products - 1.5%
Church & Dwight Co., Inc.	189	17,021
Clorox Co. (The)	96	13,955
Colgate-Palmolive Co.	655	51,620
Kimberly-Clark Corp.	261	34,718
Procter & Gamble Co. (The)	1,862	275,353
		392,667
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	518	11,417

Industrial Conglomerates - 0.9%
3M Co.	444	66,285
General Electric Co.	855	66,938
Honeywell International, Inc.	533	103,199
		236,422

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Insurance - 2.3%
Aflac, Inc.	467	28,286
Allstate Corp. (The)	218	29,798
American International Group, Inc.	645	37,849
Aon plc, Class A	167	46,037
Arthur J Gallagher & Co.	162	26,234
Assurant, Inc.	45	7,951
Brown & Brown, Inc.	182	10,805
Chubb Ltd.	334	70,571
Cincinnati Financial Corp.	117	14,960
Everest Re Group Ltd.	31	8,757
Globe Life, Inc.	72	7,025
Hartford Financial Services Group, Inc. (The)	261	18,925
Lincoln National Corp.	130	7,531
Loews Corp.	152	9,954
Marsh & McLennan Cos., Inc.	393	62,860
MetLife, Inc.	545	36,728
Principal Financial Group, Inc.	189	13,784
Progressive Corp. (The)	455	54,318
Prudential Financial, Inc.	293	31,131
Travelers Cos., Inc. (The)	188	33,660
W R Berkley Corp.	163	11,594
Willis Towers Watson plc	95	20,052
		588,810
Interactive Media & Services - 5.5%
Alphabet, Inc., Class A*	233	530,131
Alphabet, Inc., Class C*	216	492,648
Match Group, Inc.*	220	17,332
Meta Platforms, Inc., Class A*	1,794	347,390
Twitter, Inc.*	621	24,592
		1,412,093
Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc.*	339	815,020
eBay, Inc.	486	23,654
Etsy, Inc.*	100	8,112
		846,786
IT Services - 4.6%
Accenture plc, Class A	491	146,544
Akamai Technologies, Inc.*	127	12,832
Automatic Data Processing, Inc.	326	72,678
Broadridge Financial Solutions, Inc.	91	13,306
Cognizant Technology Solutions Corp., Class A	408	30,477
DXC Technology Co.*	191	6,727
EPAM Systems, Inc.*	44	14,895
Fidelity National Information Services, Inc.	473	49,428
Fiserv, Inc.*	462	46,283
FleetCor Technologies, Inc.*	63	15,675
Gartner, Inc.*	64	16,794
Global Payments, Inc.	220	28,829
International Business Machines Corp.	696	96,633
Jack Henry & Associates, Inc.	57	10,723
Mastercard, Inc., Class A	670	239,773
Paychex, Inc.	249	30,834
PayPal Holdings, Inc.*	905	77,115
VeriSign, Inc.*	75	13,091
Visa, Inc., Class A	1,288	273,275
		1,195,912
Leisure Products - 0.0%(b)
Hasbro, Inc.	102	9,155

Life Sciences Tools & Services - 1.9%
Agilent Technologies, Inc.	233	29,722
Bio-Rad Laboratories, Inc., Class A*	17	9,142
Bio-Techne Corp.	31	11,462
Charles River Laboratories International, Inc.*	39	9,129
Danaher Corp.	494	130,327
Illumina, Inc.*	121	28,977
IQVIA Holdings, Inc.*	149	32,072
Mettler-Toledo International, Inc.*	18	23,150
PerkinElmer, Inc.	98	14,668
Thermo Fisher Scientific, Inc.	306	173,676
Waters Corp.*	48	15,742
West Pharmaceutical Services, Inc.	58	18,002
		496,069
Machinery - 1.7%
Caterpillar, Inc.	421	90,873
Cummins, Inc.	110	23,003
Deere & Co.	218	77,996
Dover Corp.	111	14,864
Fortive Corp.	280	17,296
IDEX Corp.	59	11,301
Illinois Tool Works, Inc.	221	45,984
Ingersoll Rand, Inc.	317	14,947
Nordson Corp.	42	9,151
Otis Worldwide Corp.	331	24,626
PACCAR, Inc.	270	23,447
Parker-Hannifin Corp.	100	27,217
Pentair plc	129	6,472
Snap-on, Inc.	42	9,319
Stanley Black & Decker, Inc.	128	15,192
Westinghouse Air Brake Technologies Corp.	146	13,791
Xylem, Inc.	141	11,879
		437,358
Media - 1.0%
Charter Communications, Inc., Class A*	93	47,145
Comcast Corp., Class A	3,516	155,688
DISH Network Corp., Class A*(a)	194	4,429
Fox Corp., Class A	246	8,735
Fox Corp., Class B	113	3,696
Interpublic Group of Cos., Inc. (The)	306	9,862
News Corp., Class A	304	5,290
News Corp., Class B	94	1,653
Omnicom Group, Inc.	162	12,087
Paramount Global, Class B	472	16,204
		264,789
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	1,141	44,590
Newmont Corp.	619	41,999
Nucor Corp.	211	27,949
		114,538
Multiline Retail - 0.5%
Dollar General Corp.	181	39,882
Dollar Tree, Inc.*	175	28,058
Target Corp.	372	60,219
		128,159

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Multi-Utilities - 1.0%
Ameren Corp.	200	19,038
CenterPoint Energy, Inc.	488	15,640
CMS Energy Corp.	224	15,913
Consolidated Edison, Inc.	275	27,297
Dominion Energy, Inc.	630	53,059
DTE Energy Co.	151	20,039
NiSource, Inc.	305	9,592
Public Service Enterprise Group, Inc.	394	27,005
Sempra Energy	248	40,637
WEC Energy Group, Inc.	245	25,742
		253,962
Personal Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	181	46,092

Pharmaceuticals - 4.6%
Bristol-Myers Squibb Co.	1,693	127,737
Catalent, Inc.*	140	14,428
Eli Lilly & Co.	617	193,393
Johnson & Johnson	2,045	367,139
Merck & Co., Inc.	1,961	180,471
Organon & Co.	197	7,478
Pfizer, Inc.	4,362	231,360
Viatris, Inc.	940	11,534
Zoetis, Inc.	368	62,902
		1,196,442
Professional Services - 0.3%
Equifax, Inc.	95	19,245
Jacobs Engineering Group, Inc.	101	14,149
Leidos Holdings, Inc.	110	11,495
Nielsen Holdings plc	279	7,131
Robert Half International, Inc.	87	7,843
Verisk Analytics, Inc.	126	22,040
		81,903
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	259	21,456

Road & Rail - 0.9%
CSX Corp.	1,723	54,774
JB Hunt Transport Services, Inc.	65	11,218
Norfolk Southern Corp.	187	44,816
Old Dominion Freight Line, Inc.	73	18,852
Union Pacific Corp.	495	108,791
		238,451
Semiconductors & Semiconductor Equipment - 5.9%
Advanced Micro Devices, Inc.*	1,271	129,464
Analog Devices, Inc.	408	68,707
Applied Materials, Inc.	690	80,930
Broadcom, Inc.	320	185,642
Enphase Energy, Inc.*	103	19,178
Intel Corp.	3,164	140,545
KLA Corp.	117	42,687
Lam Research Corp.	108	56,163
Microchip Technology, Inc.	432	31,385
Micron Technology, Inc.	870	64,241
Monolithic Power Systems, Inc.	34	15,313
NVIDIA Corp.	1,942	362,610
NXP Semiconductors NV	206	39,091
Qorvo, Inc.*	85	9,499
QUALCOMM, Inc.	876	125,461
Skyworks Solutions, Inc.	129	14,044
SolarEdge Technologies, Inc.*	41	11,184
Teradyne, Inc.	128	13,985
Texas Instruments, Inc.	718	126,914
		1,537,043
Software - 9.1%
Adobe, Inc.*	367	152,848
ANSYS, Inc.*	68	17,704
Autodesk, Inc.*	171	35,525
Cadence Design Systems, Inc.*	215	33,052
Ceridian HCM Holding, Inc.*	107	6,024
Citrix Systems, Inc.	98	9,868
Fortinet, Inc.*	105	30,885
Intuit, Inc.	220	91,181
Microsoft Corp.	5,825	1,583,643
NortonLifeLock, Inc.	453	11,026
Oracle Corp.	1,223	87,958
Paycom Software, Inc.*	38	10,805
PTC, Inc.*	82	9,555
Roper Technologies, Inc.	83	36,723
Salesforce, Inc.*	765	122,584
ServiceNow, Inc.*	156	72,925
Synopsys, Inc.*	119	37,985
Tyler Technologies, Inc.*	32	11,386
		2,361,677
Specialty Retail - 2.2%
Advance Auto Parts, Inc.	49	9,303
AutoZone, Inc.*	17	35,015
Bath & Body Works, Inc.	201	8,245
Best Buy Co., Inc.	169	13,868
CarMax, Inc.*	127	12,607
Home Depot, Inc. (The)	810	245,228
Lowe's Cos., Inc.	523	102,142
O'Reilly Automotive, Inc.*	53	33,770
Ross Stores, Inc.	274	23,296
TJX Cos., Inc. (The)	927	58,929
Tractor Supply Co.	88	16,488
Ulta Beauty, Inc.*	42	17,770
		576,661
Technology Hardware, Storage & Peripherals - 7.3%
Apple, Inc.	12,043	1,792,480
Hewlett Packard Enterprise Co.	1,005	15,678
HP, Inc.	840	32,626
NetApp, Inc.	172	12,376
Seagate Technology Holdings plc	157	13,293
Western Digital Corp.*	244	14,808
		1,881,261
Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc., Class B	991	117,780
PVH Corp.	56	3,969
Ralph Lauren Corp.	36	3,639
Tapestry, Inc.	206	7,107
Under Armour, Inc., Class A*	147	1,555
Under Armour, Inc., Class C*	168	1,630
VF Corp.	251	12,666
		148,346
Tobacco - 0.8%
Altria Group, Inc.	1,417	76,645
Philip Morris International, Inc.	1,203	127,819
		204,464
Trading Companies & Distributors - 0.2%
Fastenal Co.	449	24,049
United Rentals, Inc.*	57	16,996

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
WW Grainger, Inc.	34	16,560
		57,605
Water Utilities - 0.1%
American Water Works Co., Inc.	142	21,477

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	457	60,914

TOTAL COMMON STOCKS (Cost $26,741,691)		25,857,108

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $9,686)	9,686	9,686
Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 0.0%(b)

REPURCHASE AGREEMENTS(d) - 0.0%(b)
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $5,352
(Cost $5,352)	5,352	5,352

Total Investments - 99.9% (Cost $26,756,729)		25,872,146
Other assets less liabilities - 0.1%		19,675
Net Assets - 100.0%		25,891,821
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $17,993, collateralized in the form of cash with a value of $9,686 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $8,999 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 4.63%, and maturity dates ranging from June 30, 2022 – August 15, 2050. The total value of collateral is $18,685.
(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $9,686.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,792,138
Aggregate gross unrealized depreciation	(2,690,823)
Net unrealized depreciation	$(898,685)
Federal income tax cost	$26,770,831

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
COMMON STOCKS - 99.9%

Aerospace & Defense - 1.9%
Boeing Co. (The)*	152	19,973
General Dynamics Corp.	63	14,169
Howmet Aerospace, Inc.	104	3,720
Huntington Ingalls Industries, Inc.	11	2,315
L3Harris Technologies, Inc.	54	13,009
Lockheed Martin Corp.	67	29,487
Northrop Grumman Corp.	40	18,719
Raytheon Technologies Corp.	411	39,094
Textron, Inc.	61	3,983
TransDigm Group, Inc.*	14	8,475
		152,944
Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	36	3,906
Expeditors International of Washington, Inc.	47	5,116
FedEx Corp.	67	15,047
United Parcel Service, Inc., Class B	200	36,450
		60,519
Airlines - 0.3%
Alaska Air Group, Inc.*	35	1,689
American Airlines Group, Inc.*	179	3,199
Delta Air Lines, Inc.*	177	7,379
Southwest Airlines Co.*	164	7,521
United Airlines Holdings, Inc.*	89	4,239
		24,027
Auto Components - 0.1%
Aptiv plc*	75	7,968
BorgWarner, Inc.	66	2,661
		10,629
Automobiles - 2.5%
Ford Motor Co.	1,081	14,788
General Motors Co.*	400	15,472
Tesla, Inc.*	230	174,400
		204,660
Beverages - 1.9%
Brown-Forman Corp., Class B	50	3,306
Coca-Cola Co. (The)	1,069	67,753
Constellation Brands, Inc., Class A	45	11,046
Molson Coors Beverage Co., Class B	52	2,904
Monster Beverage Corp.*	103	9,179
PepsiCo, Inc.	380	63,745
		157,933
Biotechnology - 2.4%
AbbVie, Inc.	487	71,769
Amgen, Inc.	156	40,051
Biogen, Inc.*	40	8,000
Gilead Sciences, Inc.	345	22,373
Incyte Corp.*	52	3,946
Moderna, Inc.*	97	14,097
Regeneron Pharmaceuticals, Inc.*	29	19,278
Vertex Pharmaceuticals, Inc.*	70	18,806
		198,320
Building Products - 0.5%
A O Smith Corp.	36	2,164
Allegion plc	25	2,791
Carrier Global Corp.	235	9,238
Fortune Brands Home & Security, Inc.	37	2,566
Johnson Controls International plc	194	10,575
Masco Corp.	66	3,742
Trane Technologies plc	64	8,836
		39,912
Chemicals - 2.2%
Air Products and Chemicals, Inc.	61	15,016
Albemarle Corp.	32	8,333
Celanese Corp.	30	4,696
CF Industries Holdings, Inc.	59	5,827
Corteva, Inc.	201	12,587
Dow, Inc.	202	13,732
DuPont de Nemours, Inc.	141	9,567
Eastman Chemical Co.	35	3,856
Ecolab, Inc.	68	11,146
FMC Corp.	35	4,290
International Flavors & Fragrances, Inc.	70	9,252
Linde plc	142	46,104
LyondellBasell Industries NV, Class A	72	8,226
Mosaic Co. (The)	102	6,390
PPG Industries, Inc.	65	8,222
Sherwin-Williams Co. (The)	66	17,691
		184,935
Commercial Services & Supplies - 0.5%
Cintas Corp.	24	9,560
Copart, Inc.*	59	6,757
Republic Services, Inc.	57	7,629
Rollins, Inc.	62	2,199
Waste Management, Inc.	106	16,802
		42,947
Communications Equipment - 0.9%
Arista Networks, Inc.*	62	6,341
Cisco Systems, Inc.	1,160	52,258
F5, Inc.*	17	2,772
Juniper Networks, Inc.	89	2,731
Motorola Solutions, Inc.	46	10,108
		74,210
Construction & Engineering - 0.1%
Quanta Services, Inc.	39	4,641

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	17	5,770
Vulcan Materials Co.	36	5,935
		11,705
Containers & Packaging - 0.4%
Amcor plc	416	5,450
Avery Dennison Corp.	23	3,969
Ball Corp.	89	6,309
International Paper Co.	106	5,136
Packaging Corp. of America	26	4,089
Sealed Air Corp.	41	2,549
WestRock Co.	72	3,491
		30,993
Distributors - 0.2%
Genuine Parts Co.	39	5,332
LKQ Corp.	74	3,803
Pool Corp.	11	4,385
		13,520
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	1,965	41,835
Lumen Technologies, Inc.	253	3,097

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Verizon Communications, Inc.	1,154	59,188
		104,120
Electric Utilities - 2.2%
Alliant Energy Corp.	69	4,403
American Electric Power Co., Inc.	138	14,080
Constellation Energy Corp.	91	5,649
Duke Energy Corp.	211	23,742
Edison International	104	7,271
Entergy Corp.	55	6,618
Evergy, Inc.	63	4,406
Eversource Energy	94	8,678
Exelon Corp.	269	13,221
FirstEnergy Corp.	158	6,788
NextEra Energy, Inc.	540	40,873
NRG Energy, Inc.	67	3,085
Pinnacle West Capital Corp.	31	2,407
PPL Corp.	206	6,217
Southern Co. (The)	292	22,093
Xcel Energy, Inc.	148	11,150
		180,681
Electrical Equipment - 0.6%
AMETEK, Inc.	64	7,774
Eaton Corp. plc	109	15,108
Emerson Electric Co.	163	14,452
Generac Holdings, Inc.*	17	4,200
Rockwell Automation, Inc.	32	6,822
		48,356
Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	165	11,692
CDW Corp.	37	6,285
Corning, Inc.	205	7,343
IPG Photonics Corp.*	10	1,055
Keysight Technologies, Inc.*	50	7,280
TE Connectivity Ltd.	89	11,516
Teledyne Technologies, Inc.*	13	5,267
Trimble, Inc.*	69	4,695
Zebra Technologies Corp., Class A*	15	5,073
		60,206
Energy Equipment & Services - 0.4%
Baker Hughes Co.	249	8,959
Halliburton Co.	247	10,003
Schlumberger NV	386	17,741
		36,703
Entertainment - 1.5%
Activision Blizzard, Inc.	214	16,666
Electronic Arts, Inc.	77	10,676
Live Nation Entertainment, Inc.*	37	3,517
Netflix, Inc.*	122	24,088
Take-Two Interactive Software, Inc.*	43	5,355
Walt Disney Co. (The)*	501	55,330
Warner Bros Discovery, Inc.*	604	11,144
		126,776
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	122	56,879
Kroger Co. (The)	185	9,799
Sysco Corp.	139	11,701
Walgreens Boots Alliance, Inc.	197	8,635
Walmart, Inc.	389	50,037
		137,051
Food Products - 1.2%
Archer-Daniels-Midland Co.	154	13,986
Campbell Soup Co.	56	2,683
Conagra Brands, Inc.	133	4,374
General Mills, Inc.	166	11,595
Hershey Co. (The)	40	8,468
Hormel Foods Corp.	77	3,748
J M Smucker Co. (The)	30	3,761
Kellogg Co.	70	4,882
Kraft Heinz Co. (The)	195	7,377
Lamb Weston Holdings, Inc.	40	2,703
McCormick & Co., Inc. (Non-Voting)	69	6,398
Mondelez International, Inc., Class A	381	24,216
Tyson Foods, Inc., Class A	80	7,169
		101,360
Gas Utilities - 0.1%
Atmos Energy Corp.	37	4,303

Health Care Equipment & Supplies - 3.2%
Abbott Laboratories	487	57,203
ABIOMED, Inc.*	13	3,428
Align Technology, Inc.*	20	5,553
Baxter International, Inc.	138	10,495
Becton Dickinson and Co.	78	19,952
Boston Scientific Corp.*	392	16,076
Cooper Cos., Inc. (The)	14	4,910
DENTSPLY SIRONA, Inc.	60	2,374
Dexcom, Inc.*	27	8,044
Edwards Lifesciences Corp.*	172	17,346
Hologic, Inc.*	69	5,194
IDEXX Laboratories, Inc.*	23	9,007
Intuitive Surgical, Inc.*	98	22,309
Medtronic plc	370	37,055
ResMed, Inc.	40	8,138
STERIS plc	28	6,390
Stryker Corp.	92	21,574
Teleflex, Inc.	13	3,741
Zimmer Biomet Holdings, Inc.	57	6,852
		265,641
Health Care Providers & Services - 3.8%
AmerisourceBergen Corp.	41	6,346
Anthem, Inc.	67	34,144
Cardinal Health, Inc.	76	4,280
Centene Corp.*	160	13,030
Cigna Corp.	89	23,878
CVS Health Corp.	362	35,024
DaVita, Inc.*	17	1,657
HCA Healthcare, Inc.	66	13,887
Henry Schein, Inc.*	38	3,254
Humana, Inc.	35	15,898
Laboratory Corp. of America Holdings	26	6,415
McKesson Corp.	41	13,476
Molina Healthcare, Inc.*	16	4,644
Quest Diagnostics, Inc.	33	4,654
UnitedHealth Group, Inc.	259	128,666
Universal Health Services, Inc., Class B	20	2,492
		311,745
Health Care Technology - 0.1%
Cerner Corp.	81	7,683

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Hotels, Restaurants & Leisure - 2.2%
Booking Holdings, Inc.*	11	24,679
Caesars Entertainment, Inc.*	59	2,960
Carnival Corp.*	222	3,081
Chipotle Mexican Grill, Inc.*	8	11,220
Darden Restaurants, Inc.	35	4,375
Domino's Pizza, Inc.	10	3,632
Expedia Group, Inc.*	41	5,303
Hilton Worldwide Holdings, Inc.	77	10,846
Las Vegas Sands Corp.*	94	3,333
Marriott International, Inc., Class A	75	12,869
McDonald's Corp.	205	51,703
MGM Resorts International	103	3,602
Norwegian Cruise Line Holdings Ltd.*(a)	115	1,841
Penn National Gaming, Inc.*	46	1,470
Royal Caribbean Cruises Ltd.*	62	3,600
Starbucks Corp.	317	24,885
Wynn Resorts Ltd.*	29	1,917
Yum! Brands, Inc.	79	9,596
		180,912
Household Durables - 0.4%
DR Horton, Inc.	89	6,688
Garmin Ltd.	42	4,436
Lennar Corp., Class A	72	5,778
Mohawk Industries, Inc.*	15	2,122
Newell Brands, Inc.	104	2,230
NVR, Inc.*	1	4,450
PulteGroup, Inc.	68	3,078
Whirlpool Corp.	16	2,948
		31,730
Household Products - 1.7%
Church & Dwight Co., Inc.	66	5,944
Clorox Co. (The)	34	4,942
Colgate-Palmolive Co.	232	18,284
Kimberly-Clark Corp.	93	12,371
Procter & Gamble Co. (The)	659	97,453
		138,994
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	184	4,055

Industrial Conglomerates - 1.0%
3M Co.	158	23,588
General Electric Co.	303	23,722
Honeywell International, Inc.	188	36,400
		83,710
Interactive Media & Services - 6.0%
Alphabet, Inc., Class A*	83	188,845
Alphabet, Inc., Class C*	76	173,339
Match Group, Inc.*	79	6,224
Meta Platforms, Inc., Class A*	634	122,768
Twitter, Inc.*	220	8,712
		499,888
Internet & Direct Marketing Retail - 3.6%
Amazon.com, Inc.*	120	288,503
eBay, Inc.	173	8,420
Etsy, Inc.*	35	2,839
		299,762
IT Services - 5.1%
Accenture plc, Class A	175	52,230
Akamai Technologies, Inc.*	45	4,547
Automatic Data Processing, Inc.	115	25,638
Broadridge Financial Solutions, Inc.	32	4,679
Cognizant Technology Solutions Corp., Class A	144	10,757
DXC Technology Co.*	67	2,360
EPAM Systems, Inc.*	16	5,416
Fidelity National Information Services, Inc.	167	17,452
Fiserv, Inc.*	163	16,329
FleetCor Technologies, Inc.*	22	5,474
Gartner, Inc.*	23	6,035
Global Payments, Inc.	78	10,221
International Business Machines Corp.	246	34,155
Jack Henry & Associates, Inc.	20	3,762
Mastercard, Inc., Class A	237	84,815
Paychex, Inc.	88	10,897
PayPal Holdings, Inc.*	321	27,352
VeriSign, Inc.*	27	4,713
Visa, Inc., Class A	457	96,962
		423,794
Leisure Products - 0.0%(b)
Hasbro, Inc.	36	3,231

Life Sciences Tools & Services - 2.1%
Agilent Technologies, Inc.	83	10,587
Bio-Rad Laboratories, Inc., Class A*	6	3,227
Bio-Techne Corp.	11	4,067
Charles River Laboratories International, Inc.*	14	3,277
Danaher Corp.	176	46,432
Illumina, Inc.*	43	10,298
IQVIA Holdings, Inc.*	52	11,193
Mettler-Toledo International, Inc.*	6	7,717
PerkinElmer, Inc.	35	5,238
Thermo Fisher Scientific, Inc.	108	61,298
Waters Corp.*	17	5,575
West Pharmaceutical Services, Inc.	20	6,208
		175,117
Machinery - 1.9%
Caterpillar, Inc.	150	32,378
Cummins, Inc.	39	8,156
Deere & Co.	77	27,549
Dover Corp.	40	5,356
Fortive Corp.	98	6,053
IDEX Corp.	21	4,023
Illinois Tool Works, Inc.	78	16,229
Ingersoll Rand, Inc.	112	5,281
Nordson Corp.	15	3,268
Otis Worldwide Corp.	117	8,705
PACCAR, Inc.	95	8,250
Parker-Hannifin Corp.	35	9,526
Pentair plc	45	2,258
Snap-on, Inc.	15	3,328
Stanley Black & Decker, Inc.	45	5,341
Westinghouse Air Brake Technologies Corp.	52	4,912
Xylem, Inc.	50	4,212
		154,825
Media - 1.1%
Charter Communications, Inc., Class A*	33	16,729

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Comcast Corp., Class A	1,245	55,129
DISH Network Corp., Class A*(a)	69	1,575
Fox Corp., Class A	87	3,089
Fox Corp., Class B	40	1,308
Interpublic Group of Cos., Inc. (The)	108	3,481
News Corp., Class A	107	1,862
News Corp., Class B	33	580
Omnicom Group, Inc.	57	4,253
Paramount Global, Class B	168	5,767
		93,773
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	404	15,788
Newmont Corp.	219	14,859
Nucor Corp.	75	9,935
		40,582
Multiline Retail - 0.6%
Dollar General Corp.	64	14,102
Dollar Tree, Inc.*	62	9,940
Target Corp.	133	21,530
		45,572
Multi-Utilities - 1.1%
Ameren Corp.	71	6,758
CenterPoint Energy, Inc.	174	5,577
CMS Energy Corp.	80	5,683
Consolidated Edison, Inc.	97	9,628
Dominion Energy, Inc.	223	18,781
DTE Energy Co.	53	7,034
NiSource, Inc.	108	3,397
Public Service Enterprise Group, Inc.	139	9,527
Sempra Energy	88	14,420
WEC Energy Group, Inc.	87	9,141
		89,946
Oil, Gas & Consumable Fuels - 5.1%
APA Corp.	100	4,701
Chevron Corp.	530	92,570
ConocoPhillips	359	40,337
Coterra Energy, Inc.(a)	223	7,656
Devon Energy Corp.	173	12,958
Diamondback Energy, Inc.	47	7,145
EOG Resources, Inc.	161	22,051
Exxon Mobil Corp.	1,164	111,744
Hess Corp.	76	9,353
Kinder Morgan, Inc.	537	10,573
Marathon Oil Corp.	214	6,726
Marathon Petroleum Corp.	159	16,185
Occidental Petroleum Corp.	245	16,981
ONEOK, Inc.	122	8,034
Phillips 66	129	13,004
Pioneer Natural Resources Co.	62	17,232
Valero Energy Corp.	112	14,515
Williams Cos., Inc. (The)	334	12,378
		424,143
Personal Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	64	16,298

Pharmaceuticals - 5.1%
Bristol-Myers Squibb Co.	600	45,270
Catalent, Inc.*	49	5,050
Eli Lilly & Co.	218	68,330
Johnson & Johnson	724	129,980
Merck & Co., Inc.	695	63,961
Organon & Co.	70	2,657
Pfizer, Inc.	1,544	81,894
Viatris, Inc.	332	4,073
Zoetis, Inc.	131	22,392
		423,607
Professional Services - 0.3%
Equifax, Inc.	33	6,685
Jacobs Engineering Group, Inc.	35	4,903
Leidos Holdings, Inc.	39	4,076
Nielsen Holdings plc	99	2,530
Robert Half International, Inc.	30	2,705
Verisk Analytics, Inc.	44	7,696
		28,595
Road & Rail - 1.0%
CSX Corp.	609	19,360
JB Hunt Transport Services, Inc.	23	3,970
Norfolk Southern Corp.	66	15,818
Old Dominion Freight Line, Inc.	26	6,714
Union Pacific Corp.	176	38,681
		84,543
Semiconductors & Semiconductor Equipment - 6.6%
Advanced Micro Devices, Inc.*	451	45,939
Analog Devices, Inc.	145	24,418
Applied Materials, Inc.	244	28,619
Broadcom, Inc.	113	65,555
Enphase Energy, Inc.*	37	6,889
Intel Corp.	1,120	49,750
KLA Corp.	41	14,959
Lam Research Corp.	38	19,761
Microchip Technology, Inc.	153	11,115
Micron Technology, Inc.	309	22,817
Monolithic Power Systems, Inc.	12	5,405
NVIDIA Corp.	688	128,463
NXP Semiconductors NV	73	13,852
Qorvo, Inc.*	30	3,353
QUALCOMM, Inc.	310	44,398
Skyworks Solutions, Inc.	45	4,899
SolarEdge Technologies, Inc.*	14	3,819
Teradyne, Inc.	45	4,917
Texas Instruments, Inc.	254	44,897
		543,825
Software - 10.1%
Adobe, Inc.*	131	54,559
ANSYS, Inc.*	24	6,249
Autodesk, Inc.*	60	12,465
Cadence Design Systems, Inc.*	76	11,684
Ceridian HCM Holding, Inc.*	38	2,139
Citrix Systems, Inc.	34	3,424
Fortinet, Inc.*	37	10,883
Intuit, Inc.	78	32,328
Microsoft Corp.	2,063	560,868
NortonLifeLock, Inc.	161	3,919
Oracle Corp.	433	31,141
Paycom Software, Inc.*	13	3,696
PTC, Inc.*	29	3,379
Roper Technologies, Inc.	29	12,831
Salesforce, Inc.*	271	43,425
ServiceNow, Inc.*	55	25,711
Synopsys, Inc.*	42	13,406
Tyler Technologies, Inc.*	11	3,914
		836,021

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	17	3,228
AutoZone, Inc.*	6	12,358
Bath & Body Works, Inc.	71	2,912
Best Buy Co., Inc.	60	4,924
CarMax, Inc.*	44	4,368
Home Depot, Inc. (The)	287	86,889
Lowe's Cos., Inc.	186	36,326
O'Reilly Automotive, Inc.*	19	12,106
Ross Stores, Inc.	97	8,247
TJX Cos., Inc. (The)	328	20,851
Tractor Supply Co.	31	5,808
Ulta Beauty, Inc.*	15	6,346
		204,363
Technology Hardware, Storage & Peripherals - 8.0%
Apple, Inc.	4,264	634,654
Hewlett Packard Enterprise Co.	355	5,538
HP, Inc.	297	11,535
NetApp, Inc.	61	4,389
Seagate Technology Holdings plc	55	4,657
Western Digital Corp.*	86	5,219
		665,992
Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc., Class B	352	41,835
PVH Corp.	19	1,347
Ralph Lauren Corp.	13	1,314
Tapestry, Inc.	73	2,519
Under Armour, Inc., Class A*	52	550
Under Armour, Inc., Class C*	60	582
VF Corp.	89	4,491
		52,638
Tobacco - 0.9%
Altria Group, Inc.	502	27,153
Philip Morris International, Inc.	427	45,369
		72,522
Trading Companies & Distributors - 0.2%
Fastenal Co.	159	8,516
United Rentals, Inc.*	20	5,963
WW Grainger, Inc.	12	5,845
		20,324
Water Utilities - 0.1%
American Water Works Co., Inc.	50	7,562

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc.*	161	21,460

TOTAL COMMON STOCKS (Cost $8,275,543)		8,264,304
Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 0.0%(b)

REPURCHASE AGREEMENTS(c) - 0.0%(b)
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $3,100 (Cost $3,100)	3,100	3,100

Total Investments - 99.9% (Cost $8,278,643)		8,267,404
Other assets less liabilities - 0.1%		11,922
Net Assets - 100.0%		8,279,326

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF Schedule of Portfolio Investments May 31, 2022
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $10,608, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 4.63%, and maturity dates ranging from June 30, 2022 – August 15, 2050. The total value of collateral is $11,288.
(b)	Represents less than 0.05% of net assets.
(c)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$770,440
Aggregate gross unrealized depreciation	(790,637)
Net unrealized depreciation	$(20,197)
Federal income tax cost	$8,287,601

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
COMMON STOCKS - 99.8%

Aerospace & Defense - 1.9%
Boeing Co. (The)*	71	9,329
General Dynamics Corp.	30	6,747
Howmet Aerospace, Inc.	49	1,753
Huntington Ingalls Industries, Inc.	5	1,052
L3Harris Technologies, Inc.	25	6,023
Lockheed Martin Corp.	31	13,643
Northrop Grumman Corp.	19	8,892
Raytheon Technologies Corp.	192	18,263
Textron, Inc.	29	1,893
TransDigm Group, Inc.*	7	4,238
		71,833
Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	17	1,845
Expeditors International of Washington, Inc.	22	2,394
FedEx Corp.	31	6,962
United Parcel Service, Inc., Class B	94	17,132
		28,333
Airlines - 0.3%
Alaska Air Group, Inc.*	16	772
American Airlines Group, Inc.*	83	1,483
Delta Air Lines, Inc.*	82	3,419
Southwest Airlines Co.*	76	3,485
United Airlines Holdings, Inc.*	42	2,001
		11,160
Auto Components - 0.1%
Aptiv plc*	35	3,718
BorgWarner, Inc.	31	1,250
		4,968
Automobiles - 2.5%
Ford Motor Co.	508	6,949
General Motors Co.*	188	7,272
Tesla, Inc.*	108	81,892
		96,113
Banks - 4.6%
Bank of America Corp.	916	34,075
Citigroup, Inc.	257	13,726
Citizens Financial Group, Inc.	55	2,276
Comerica, Inc.	17	1,415
Fifth Third Bancorp	88	3,470
First Republic Bank	23	3,566
Huntington Bancshares, Inc.	185	2,568
JPMorgan Chase & Co.	382	50,512
KeyCorp	120	2,395
M&T Bank Corp.	23	4,139
PNC Financial Services Group, Inc. (The)	54	9,472
Regions Financial Corp.	121	2,673
Signature Bank	8	1,730
SVB Financial Group*	8	3,908
Truist Financial Corp.	173	8,605
US Bancorp	175	9,287
Wells Fargo & Co.	501	22,931
Zions Bancorp NA	21	1,198
		177,946
Beverages - 1.9%
Brown-Forman Corp., Class B	24	1,587
Coca-Cola Co. (The)	502	31,817
Constellation Brands, Inc., Class A	21	5,155
Molson Coors Beverage Co., Class B	24	1,340
Monster Beverage Corp.*	48	4,278
PepsiCo, Inc.	178	29,859
		74,036
Building Products - 0.5%
A O Smith Corp.	18	1,082
Allegion plc	12	1,340
Carrier Global Corp.	110	4,324
Fortune Brands Home & Security, Inc.	17	1,179
Johnson Controls International plc	90	4,906
Masco Corp.	31	1,757
Trane Technologies plc	30	4,142
		18,730
Capital Markets - 3.4%
Ameriprise Financial, Inc.	14	3,868
Bank of New York Mellon Corp. (The)	95	4,428
BlackRock, Inc.	18	12,043
Cboe Global Markets, Inc.	14	1,572
Charles Schwab Corp. (The)	194	13,599
CME Group, Inc.	46	9,146
FactSet Research Systems, Inc.	5	1,909
Franklin Resources, Inc.	36	975
Goldman Sachs Group, Inc. (The)	44	14,381
Intercontinental Exchange, Inc.	72	7,372
Invesco Ltd.	44	851
MarketAxess Holdings, Inc.	5	1,408
Moody's Corp.	21	6,333
Morgan Stanley	183	15,764
MSCI, Inc.	10	4,424
Nasdaq, Inc.	15	2,329
Northern Trust Corp.	27	3,017
Raymond James Financial, Inc.	24	2,364
S&P Global, Inc.	47	16,426
State Street Corp.	48	3,480
T. Rowe Price Group, Inc.	30	3,813
		129,502
Chemicals - 2.3%
Air Products and Chemicals, Inc.	29	7,139
Albemarle Corp.	15	3,906
Celanese Corp.	14	2,191
CF Industries Holdings, Inc.	28	2,766
Corteva, Inc.	94	5,886
Dow, Inc.	95	6,458
DuPont de Nemours, Inc.	67	4,546
Eastman Chemical Co.	17	1,873
Ecolab, Inc.	32	5,245
FMC Corp.	16	1,961
International Flavors & Fragrances, Inc.	33	4,362
Linde plc	66	21,429
LyondellBasell Industries NV, Class A	34	3,885
Mosaic Co. (The)	48	3,007
PPG Industries, Inc.	31	3,921
Sherwin-Williams Co. (The)	31	8,309
		86,884
Commercial Services & Supplies - 0.5%
Cintas Corp.	11	4,382
Copart, Inc.*	27	3,092
Republic Services, Inc.	27	3,614

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Rollins, Inc.	29	1,028
Waste Management, Inc.	50	7,925
		20,041
Communications Equipment - 0.9%
Arista Networks, Inc.*	29	2,966
Cisco Systems, Inc.	544	24,507
F5, Inc.*	8	1,305
Juniper Networks, Inc.	42	1,289
Motorola Solutions, Inc.	22	4,834
		34,901
Construction & Engineering - 0.1%
Quanta Services, Inc.	18	2,142

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	8	2,715
Vulcan Materials Co.	17	2,803
		5,518
Consumer Finance - 0.7%
American Express Co.	79	13,337
Capital One Financial Corp.	53	6,776
Discover Financial Services	37	4,199
Synchrony Financial	67	2,482
		26,794
Containers & Packaging - 0.4%
Amcor plc	195	2,555
Avery Dennison Corp.	11	1,898
Ball Corp.	43	3,048
International Paper Co.	50	2,422
Packaging Corp. of America	12	1,887
Sealed Air Corp.	20	1,244
WestRock Co.	34	1,649
		14,703
Distributors - 0.2%
Genuine Parts Co.	18	2,461
LKQ Corp.	35	1,799
Pool Corp.	5	1,993
		6,253
Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc., Class B*	236	74,571

Diversified Telecommunication Services - 1.3%
AT&T, Inc.	921	19,608
Lumen Technologies, Inc.	119	1,457
Verizon Communications, Inc.	542	27,799
		48,864
Electric Utilities - 2.2%
Alliant Energy Corp.	32	2,042
American Electric Power Co., Inc.	65	6,632
Constellation Energy Corp.	42	2,607
Duke Energy Corp.	99	11,140
Edison International	49	3,426
Entergy Corp.	26	3,128
Evergy, Inc.	30	2,098
Eversource Energy	44	4,062
Exelon Corp.	126	6,193
FirstEnergy Corp.	73	3,136
NextEra Energy, Inc.	253	19,150
NRG Energy, Inc.	32	1,473
Pinnacle West Capital Corp.	15	1,165
PPL Corp.	97	2,927
Southern Co. (The)	136	10,290
Xcel Energy, Inc.	69	5,199
		84,668
Electrical Equipment - 0.6%
AMETEK, Inc.	30	3,644
Eaton Corp. plc	51	7,068
Emerson Electric Co.	77	6,827
Generac Holdings, Inc.*	8	1,977
Rockwell Automation, Inc.	15	3,198
		22,714
Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	77	5,456
CDW Corp.	17	2,888
Corning, Inc.	96	3,439
IPG Photonics Corp.*	5	528
Keysight Technologies, Inc.*	24	3,494
TE Connectivity Ltd.	42	5,434
Teledyne Technologies, Inc.*	6	2,431
Trimble, Inc.*	33	2,246
Zebra Technologies Corp., Class A*	7	2,367
		28,283
Energy Equipment & Services - 0.4%
Baker Hughes Co.	117	4,209
Halliburton Co.	116	4,698
Schlumberger NV	181	8,319
		17,226
Entertainment - 1.5%
Activision Blizzard, Inc.	100	7,788
Electronic Arts, Inc.	36	4,991
Live Nation Entertainment, Inc.*	17	1,616
Netflix, Inc.*	57	11,254
Take-Two Interactive Software, Inc.*	20	2,491
Walt Disney Co. (The)*	234	25,843
Warner Bros Discovery, Inc.*	282	5,203
		59,186
Equity Real Estate Investment Trusts (REITs) - 3.1%
Alexandria Real Estate Equities, Inc.	19	3,153
American Tower Corp.	59	15,112
AvalonBay Communities, Inc.	18	3,743
Boston Properties, Inc.	18	2,001
Camden Property Trust	13	1,865
Crown Castle International Corp.	56	10,620
Digital Realty Trust, Inc.	37	5,165
Duke Realty Corp.	49	2,589
Equinix, Inc.	12	8,245
Equity Residential	45	3,457
Essex Property Trust, Inc.	8	2,271
Extra Space Storage, Inc.	17	3,029
Federal Realty Investment Trust	9	1,035
Healthpeak Properties, Inc.	69	2,049
Host Hotels & Resorts, Inc.	92	1,839
Iron Mountain, Inc.	37	1,994
Kimco Realty Corp.	79	1,868
Mid-America Apartment Communities, Inc.	15	2,715
Prologis, Inc.	95	12,111
Public Storage	20	6,613
Realty Income Corp.	73	4,980
Regency Centers Corp.	21	1,433
SBA Communications Corp.	14	4,713
Simon Property Group, Inc.	42	4,815
UDR, Inc.	39	1,864
Ventas, Inc.	51	2,894

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Vornado Realty Trust	20	699
Welltower, Inc.	56	4,989
Weyerhaeuser Co.	96	3,794
		121,655
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	57	26,575
Kroger Co. (The)	86	4,555
Sysco Corp.	66	5,556
Walgreens Boots Alliance, Inc.	92	4,032
Walmart, Inc.	182	23,411
		64,129
Food Products - 1.2%
Archer-Daniels-Midland Co.	73	6,630
Campbell Soup Co.	26	1,246
Conagra Brands, Inc.	62	2,039
General Mills, Inc.	78	5,448
Hershey Co. (The)	19	4,023
Hormel Foods Corp.	36	1,752
J M Smucker Co. (The)	14	1,755
Kellogg Co.	33	2,301
Kraft Heinz Co. (The)	91	3,443
Lamb Weston Holdings, Inc.	19	1,284
McCormick & Co., Inc. (Non-Voting)	32	2,967
Mondelez International, Inc., Class A	179	11,377
Tyson Foods, Inc., Class A	38	3,405
		47,670
Gas Utilities - 0.1%
Atmos Energy Corp.	17	1,977

Hotels, Restaurants & Leisure - 2.2%
Booking Holdings, Inc.*	5	11,218
Caesars Entertainment, Inc.*	29	1,455
Carnival Corp.*	104	1,444
Chipotle Mexican Grill, Inc.*	4	5,610
Darden Restaurants, Inc.	16	2,000
Domino's Pizza, Inc.	5	1,816
Expedia Group, Inc.*	19	2,457
Hilton Worldwide Holdings, Inc.	36	5,071
Las Vegas Sands Corp.*	44	1,560
Marriott International, Inc., Class A	35	6,005
McDonald's Corp.	96	24,212
MGM Resorts International	49	1,714
Norwegian Cruise Line Holdings Ltd.*(a)	54	865
Penn National Gaming, Inc.*	21	671
Royal Caribbean Cruises Ltd.*	30	1,742
Starbucks Corp.	148	11,618
Wynn Resorts Ltd.*	15	991
Yum! Brands, Inc.	37	4,494
		84,943
Household Durables - 0.3%
DR Horton, Inc.	43	3,231
Garmin Ltd.	20	2,112
Lennar Corp., Class A	34	2,729
Mohawk Industries, Inc.*	7	990
Newell Brands, Inc.	49	1,051
PulteGroup, Inc.	32	1,448
Whirlpool Corp.	8	1,474
		13,035
Household Products - 1.7%
Church & Dwight Co., Inc.	31	2,792
Clorox Co. (The)	16	2,326
Colgate-Palmolive Co.	109	8,590
Kimberly-Clark Corp.	43	5,720
Procter & Gamble Co. (The)	309	45,695
		65,123
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	86	1,895

Industrial Conglomerates - 1.0%
3M Co.	74	11,047
General Electric Co.	142	11,117
Honeywell International, Inc.	88	17,039
		39,203
Insurance - 2.5%
Aflac, Inc.	77	4,664
Allstate Corp. (The)	36	4,921
American International Group, Inc.	107	6,279
Aon plc, Class A	28	7,719
Arthur J Gallagher & Co.	27	4,372
Assurant, Inc.	7	1,237
Brown & Brown, Inc.	31	1,840
Chubb Ltd.	55	11,621
Cincinnati Financial Corp.	19	2,429
Everest Re Group Ltd.	5	1,413
Globe Life, Inc.	12	1,171
Hartford Financial Services Group, Inc. (The)	44	3,190
Lincoln National Corp.	21	1,217
Loews Corp.	25	1,637
Marsh & McLennan Cos., Inc.	65	10,397
MetLife, Inc.	90	6,065
Principal Financial Group, Inc.	32	2,334
Progressive Corp. (The)	75	8,953
Prudential Financial, Inc.	49	5,206
Travelers Cos., Inc. (The)	31	5,550
W R Berkley Corp.	28	1,992
Willis Towers Watson plc	16	3,377
		97,584
Interactive Media & Services - 6.1%
Alphabet, Inc., Class A*	39	88,734
Alphabet, Inc., Class C*	36	82,108
Match Group, Inc.*	37	2,915
Meta Platforms, Inc., Class A*	297	57,511
Twitter, Inc.*	103	4,079
		235,347
Internet & Direct Marketing Retail - 3.6%
Amazon.com, Inc.*	56	134,635
eBay, Inc.	81	3,942
Etsy, Inc.*	16	1,298
		139,875
IT Services - 5.1%
Accenture plc, Class A	81	24,175
Akamai Technologies, Inc.*	21	2,122
Automatic Data Processing, Inc.	54	12,039
Broadridge Financial Solutions, Inc.	15	2,193
Cognizant Technology Solutions Corp., Class A	69	5,154
DXC Technology Co.*	31	1,092
EPAM Systems, Inc.*	7	2,370
Fidelity National Information Services, Inc.	79	8,255
Fiserv, Inc.*	78	7,814

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
FleetCor Technologies, Inc.*	10	2,488
Gartner, Inc.*	11	2,886
Global Payments, Inc.	37	4,848
International Business Machines Corp.	115	15,967
Jack Henry & Associates, Inc.	9	1,693
Mastercard, Inc., Class A	111	39,724
Paychex, Inc.	41	5,077
PayPal Holdings, Inc.*	151	12,867
VeriSign, Inc.*	12	2,095
Visa, Inc., Class A	214	45,404
		198,263
Leisure Products - 0.0%(b)
Hasbro, Inc.	17	1,526

Machinery - 1.9%
Caterpillar, Inc.	70	15,110
Cummins, Inc.	18	3,764
Deere & Co.	36	12,880
Dover Corp.	19	2,544
Fortive Corp.	46	2,841
IDEX Corp.	10	1,916
Illinois Tool Works, Inc.	37	7,699
Ingersoll Rand, Inc.	52	2,452
Nordson Corp.	7	1,525
Otis Worldwide Corp.	56	4,166
PACCAR, Inc.	45	3,908
Parker-Hannifin Corp.	17	4,627
Pentair plc	21	1,054
Snap-on, Inc.	7	1,553
Stanley Black & Decker, Inc.	21	2,492
Westinghouse Air Brake Technologies Corp.	24	2,267
Xylem, Inc.	23	1,938
		72,736
Media - 1.1%
Charter Communications, Inc., Class A*	15	7,604
Comcast Corp., Class A	584	25,859
DISH Network Corp., Class A*(a)	32	731
Fox Corp., Class A	41	1,456
Fox Corp., Class B	19	621
Interpublic Group of Cos., Inc. (The)	51	1,644
News Corp., Class A	50	870
News Corp., Class B	17	299
Omnicom Group, Inc.	27	2,014
Paramount Global, Class B	78	2,678
		43,776
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	190	7,425
Newmont Corp.	103	6,989
Nucor Corp.	35	4,636
		19,050
Multiline Retail - 0.6%
Dollar General Corp.	30	6,610
Dollar Tree, Inc.*	29	4,650
Target Corp.	62	10,036
		21,296
Multi-Utilities - 1.1%
Ameren Corp.	33	3,141
CenterPoint Energy, Inc.	81	2,596
CMS Energy Corp.	37	2,629
Consolidated Edison, Inc.	46	4,566
Dominion Energy, Inc.	104	8,759
DTE Energy Co.	25	3,318
NiSource, Inc.	51	1,604
Public Service Enterprise Group, Inc.	65	4,455
Sempra Energy	41	6,718
WEC Energy Group, Inc.	41	4,308
		42,094
Oil, Gas & Consumable Fuels - 5.1%
APA Corp.	47	2,209
Chevron Corp.	248	43,316
ConocoPhillips	168	18,877
Coterra Energy, Inc.(a)	105	3,605
Devon Energy Corp.	81	6,067
Diamondback Energy, Inc.	22	3,344
EOG Resources, Inc.	75	10,272
Exxon Mobil Corp.	545	52,320
Hess Corp.	36	4,431
Kinder Morgan, Inc.	251	4,942
Marathon Oil Corp.	100	3,143
Marathon Petroleum Corp.	76	7,736
Occidental Petroleum Corp.	114	7,901
ONEOK, Inc.	57	3,753
Phillips 66	60	6,049
Pioneer Natural Resources Co.	29	8,060
Valero Energy Corp.	53	6,869
Williams Cos., Inc. (The)	157	5,818
		198,712
Personal Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	30	7,640

Professional Services - 0.4%
Equifax, Inc.	16	3,241
Jacobs Engineering Group, Inc.	17	2,382
Leidos Holdings, Inc.	18	1,881
Nielsen Holdings plc	46	1,176
Robert Half International, Inc.	14	1,262
Verisk Analytics, Inc.	21	3,673
		13,615
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	43	3,562

Road & Rail - 1.0%
CSX Corp.	286	9,092
JB Hunt Transport Services, Inc.	11	1,898
Norfolk Southern Corp.	31	7,430
Old Dominion Freight Line, Inc.	12	3,099
Union Pacific Corp.	82	18,022
		39,541
Semiconductors & Semiconductor Equipment - 6.6%
Advanced Micro Devices, Inc.*	211	21,492
Analog Devices, Inc.	68	11,451
Applied Materials, Inc.	115	13,488
Broadcom, Inc.	53	30,747
Enphase Energy, Inc.*	17	3,165
Intel Corp.	525	23,321
KLA Corp.	19	6,932
Lam Research Corp.	18	9,361
Microchip Technology, Inc.	72	5,231
Micron Technology, Inc.	144	10,633
Monolithic Power Systems, Inc.	6	2,702

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
NVIDIA Corp.	322	60,124
NXP Semiconductors NV	34	6,452
Qorvo, Inc.*	14	1,565
QUALCOMM, Inc.	146	20,910
Skyworks Solutions, Inc.	21	2,286
SolarEdge Technologies, Inc.*	7	1,910
Teradyne, Inc.	21	2,294
Texas Instruments, Inc.	119	21,034
		255,098
Software - 10.1%
Adobe, Inc.*	61	25,405
ANSYS, Inc.*	11	2,864
Autodesk, Inc.*	28	5,817
Cadence Design Systems, Inc.*	36	5,534
Ceridian HCM Holding, Inc.*	19	1,070
Citrix Systems, Inc.	16	1,611
Fortinet, Inc.*	17	5,000
Intuit, Inc.	36	14,921
Microsoft Corp.	967	262,898
NortonLifeLock, Inc.	75	1,826
Oracle Corp.	203	14,600
Paycom Software, Inc.*	6	1,706
PTC, Inc.*	14	1,631
Roper Technologies, Inc.	14	6,194
Salesforce, Inc.*	128	20,511
ServiceNow, Inc.*	26	12,154
Synopsys, Inc.*	20	6,384
Tyler Technologies, Inc.*	5	1,779
		391,905
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	8	1,519
AutoZone, Inc.*	3	6,179
Bath & Body Works, Inc.	33	1,354
Best Buy Co., Inc.	28	2,298
CarMax, Inc.*	21	2,085
Home Depot, Inc. (The)	135	40,871
Lowe's Cos., Inc.	87	16,991
O'Reilly Automotive, Inc.*	9	5,734
Ross Stores, Inc.	46	3,911
TJX Cos., Inc. (The)	154	9,790
Tractor Supply Co.	15	2,810
Ulta Beauty, Inc.*	7	2,962
		96,504
Technology Hardware, Storage & Peripherals - 8.1%
Apple, Inc.	1,998	297,382
Hewlett Packard Enterprise Co.	168	2,621
HP, Inc.	140	5,438
NetApp, Inc.	30	2,158
Seagate Technology Holdings plc	26	2,201
Western Digital Corp.*	40	2,428
		312,228
Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc., Class B	165	19,610
PVH Corp.	10	709
Ralph Lauren Corp.	6	607
Tapestry, Inc.	34	1,173
Under Armour, Inc., Class A*	25	264
Under Armour, Inc., Class C*	28	272
VF Corp.	42	2,119
		24,754
Tobacco - 0.9%
Altria Group, Inc.	236	12,765
Philip Morris International, Inc.	200	21,250
		34,015
Trading Companies & Distributors - 0.2%
Fastenal Co.	74	3,964
United Rentals, Inc.*	9	2,684
WW Grainger, Inc.	6	2,922
		9,570
Water Utilities - 0.1%
American Water Works Co., Inc.	23	3,479

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc.*	76	10,130

TOTAL COMMON STOCKS (Cost $3,902,592)		3,857,299

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $117)	117	117
Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 0.1%

REPURCHASE AGREEMENTS(d) - 0.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $2,274 (Cost $2,273)	2,273	2,273

Total Investments - 99.9% (Cost $3,904,982)		3,859,689
Other assets less liabilities - 0.1%		5,148
Net Assets - 100.0%		3,864,837

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF Schedule of Portfolio Investments May 31, 2022
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $5,127, collateralized in the form of cash with a value of $117 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $5,333 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 4.63%, and maturity dates ranging from June 30, 2022 – August 15, 2050. The total value of collateral is $5,450.
(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $117.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$330,428
Aggregate gross unrealized depreciation	(391,587)
Net unrealized depreciation	$(61,159)
Federal income tax cost	$3,920,848

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
COMMON STOCKS - 99.8%

Aerospace & Defense - 2.2%
Boeing Co. (The)*	200	26,280
General Dynamics Corp.	84	18,892
Howmet Aerospace, Inc.	139	4,972
Huntington Ingalls Industries, Inc.	15	3,157
L3Harris Technologies, Inc.	72	17,345
Lockheed Martin Corp.	89	39,170
Northrop Grumman Corp.	54	25,270
Raytheon Technologies Corp.	547	52,031
Textron, Inc.	82	5,354
TransDigm Group, Inc.*	19	11,502
		203,973
Air Freight & Logistics - 0.9%
CH Robinson Worldwide, Inc.	48	5,208
Expeditors International of Washington, Inc.	62	6,748
FedEx Corp.	89	19,988
United Parcel Service, Inc., Class B	267	48,661
		80,605
Airlines - 0.3%
Alaska Air Group, Inc.*	47	2,268
American Airlines Group, Inc.*	239	4,271
Delta Air Lines, Inc.*	235	9,797
Southwest Airlines Co.*	218	9,998
United Airlines Holdings, Inc.*	119	5,668
		32,002
Auto Components - 0.2%
Aptiv plc*	100	10,624
BorgWarner, Inc.	89	3,588
		14,212
Automobiles - 2.9%
Ford Motor Co.	1,441	19,713
General Motors Co.*	533	20,616
Tesla, Inc.*	306	232,028
		272,357
Banks - 5.4%
Bank of America Corp.	2,603	96,832
Citigroup, Inc.	727	38,829
Citizens Financial Group, Inc.	157	6,497
Comerica, Inc.	49	4,077
Fifth Third Bancorp	251	9,897
First Republic Bank	66	10,232
Huntington Bancshares, Inc.	528	7,329
JPMorgan Chase & Co.	1,082	143,073
KeyCorp	341	6,806
M&T Bank Corp.	65	11,698
PNC Financial Services Group, Inc. (The)	154	27,013
Regions Financial Corp.	346	7,643
Signature Bank	23	4,974
SVB Financial Group*	21	10,260
Truist Financial Corp.	489	24,323
US Bancorp	494	26,217
Wells Fargo & Co.	1,424	65,176
Zions Bancorp NA	56	3,194
		504,070
Beverages - 2.3%
Brown-Forman Corp., Class B	67	4,430
Coca-Cola Co. (The)	1,423	90,190
Constellation Brands, Inc., Class A	60	14,728
Molson Coors Beverage Co., Class B	70	3,909
Monster Beverage Corp.*	137	12,209
PepsiCo, Inc.	507	85,049
		210,515
Biotechnology - 2.8%
AbbVie, Inc.	647	95,348
Amgen, Inc.	206	52,889
Biogen, Inc.*	54	10,800
Gilead Sciences, Inc.	460	29,831
Incyte Corp.*	69	5,236
Moderna, Inc.*	128	18,602
Regeneron Pharmaceuticals, Inc.*	39	25,925
Vertex Pharmaceuticals, Inc.*	93	24,985
		263,616
Building Products - 0.6%
A O Smith Corp.	49	2,946
Allegion plc	33	3,684
Carrier Global Corp.	314	12,343
Fortune Brands Home & Security, Inc.	50	3,468
Johnson Controls International plc	258	14,064
Masco Corp.	89	5,045
Trane Technologies plc	85	11,735
		53,285
Capital Markets - 3.9%
Ameriprise Financial, Inc.	41	11,327
Bank of New York Mellon Corp. (The)	272	12,678
BlackRock, Inc.	52	34,792
Cboe Global Markets, Inc.	39	4,380
Charles Schwab Corp. (The)	551	38,625
CME Group, Inc.	130	25,848
FactSet Research Systems, Inc.	14	5,345
Franklin Resources, Inc.	104	2,816
Goldman Sachs Group, Inc. (The)	124	40,529
Intercontinental Exchange, Inc.	206	21,092
Invesco Ltd.	126	2,437
MarketAxess Holdings, Inc.	14	3,944
Moody's Corp.	59	17,793
Morgan Stanley	520	44,793
MSCI, Inc.	30	13,271
Nasdaq, Inc.	43	6,676
Northern Trust Corp.	76	8,493
Raymond James Financial, Inc.	68	6,697
S&P Global, Inc.	130	45,432
State Street Corp.	135	9,786
T. Rowe Price Group, Inc.	84	10,676
		367,430
Chemicals - 2.6%
Air Products and Chemicals, Inc.	81	19,939
Albemarle Corp.	43	11,198
Celanese Corp.	40	6,261
CF Industries Holdings, Inc.	78	7,704
Corteva, Inc.	267	16,719
Dow, Inc.	269	18,287
DuPont de Nemours, Inc.	189	12,824
Eastman Chemical Co.	47	5,177
Ecolab, Inc.	91	14,916
FMC Corp.	46	5,639
International Flavors & Fragrances, Inc.	93	12,292
Linde plc	187	60,715

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	95	10,854
Mosaic Co. (The)	136	8,520
PPG Industries, Inc.	87	11,005
Sherwin-Williams Co. (The)	88	23,587
		245,637
Commercial Services & Supplies - 0.6%
Cintas Corp.	32	12,747
Copart, Inc.*	78	8,933
Republic Services, Inc.	76	10,172
Rollins, Inc.	84	2,979
Waste Management, Inc.	140	22,191
		57,022
Construction & Engineering - 0.1%
Quanta Services, Inc.	52	6,188

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	23	7,806
Vulcan Materials Co.	49	8,078
		15,884
Consumer Finance - 0.8%
American Express Co.	225	37,984
Capital One Financial Corp.	151	19,307
Discover Financial Services	104	11,803
Synchrony Financial	192	7,112
		76,206
Containers & Packaging - 0.4%
Amcor plc	556	7,284
Avery Dennison Corp.	30	5,177
Ball Corp.	118	8,365
International Paper Co.	142	6,880
Packaging Corp. of America	35	5,505
Sealed Air Corp.	55	3,420
WestRock Co.	97	4,703
		41,334
Distributors - 0.2%
Genuine Parts Co.	52	7,110
LKQ Corp.	99	5,088
Pool Corp.	15	5,979
		18,177
Diversified Financial Services - 2.3%
Berkshire Hathaway, Inc., Class B*	670	211,707

Diversified Telecommunication Services - 1.5%
AT&T, Inc.	2,615	55,673
Lumen Technologies, Inc.	337	4,125
Verizon Communications, Inc.	1,537	78,833
		138,631
Electric Utilities - 2.6%
Alliant Energy Corp.	93	5,935
American Electric Power Co., Inc.	184	18,773
Constellation Energy Corp.	120	7,450
Duke Energy Corp.	281	31,618
Edison International	140	9,787
Entergy Corp.	74	8,904
Evergy, Inc.	84	5,875
Eversource Energy	126	11,632
Exelon Corp.	359	17,645
FirstEnergy Corp.	210	9,021
NextEra Energy, Inc.	719	54,421
NRG Energy, Inc.	91	4,190
Pinnacle West Capital Corp.	41	3,184
PPL Corp.	276	8,330
Southern Co. (The)	389	29,432
Xcel Energy, Inc.	198	14,917
		241,114
Electrical Equipment - 0.7%
AMETEK, Inc.	85	10,325
Eaton Corp. plc	145	20,097
Emerson Electric Co.	217	19,239
Generac Holdings, Inc.*	23	5,683
Rockwell Automation, Inc.	43	9,168
		64,512
Energy Equipment & Services - 0.5%
Baker Hughes Co.	332	11,945
Halliburton Co.	330	13,365
Schlumberger NV	515	23,670
		48,980
Entertainment - 1.8%
Activision Blizzard, Inc.	286	22,274
Electronic Arts, Inc.	103	14,281
Live Nation Entertainment, Inc.*	49	4,657
Netflix, Inc.*	162	31,985
Take-Two Interactive Software, Inc.*	58	7,223
Walt Disney Co. (The)*	666	73,553
Warner Bros Discovery, Inc.*	806	14,871
		168,844
Equity Real Estate Investment Trusts (REITs) - 3.7%
Alexandria Real Estate Equities, Inc.	53	8,795
American Tower Corp.	167	42,774
AvalonBay Communities, Inc.	51	10,606
Boston Properties, Inc.	52	5,781
Camden Property Trust	37	5,309
Crown Castle International Corp.	158	29,965
Digital Realty Trust, Inc.	104	14,517
Duke Realty Corp.	140	7,396
Equinix, Inc.	33	22,674
Equity Residential	125	9,604
Essex Property Trust, Inc.	24	6,812
Extra Space Storage, Inc.	49	8,732
Federal Realty Investment Trust	26	2,989
Healthpeak Properties, Inc.	198	5,879
Host Hotels & Resorts, Inc.	262	5,237
Iron Mountain, Inc.	107	5,767
Kimco Realty Corp.	227	5,369
Mid-America Apartment Communities, Inc.	42	7,602
Prologis, Inc.	271	34,547
Public Storage	56	18,516
Realty Income Corp.	208	14,190
Regency Centers Corp.	56	3,820
SBA Communications Corp.	40	13,464
Simon Property Group, Inc.	120	13,758
UDR, Inc.	110	5,258
Ventas, Inc.	147	8,341
Vornado Realty Trust	59	2,063
Welltower, Inc.	159	14,165
Weyerhaeuser Co.	274	10,829
		344,759
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	162	75,528
Kroger Co. (The)	245	12,978
Sysco Corp.	186	15,657
Walgreens Boots Alliance, Inc.	263	11,527

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Walmart, Inc.	518	66,630
		182,320
Food Products - 1.4%
Archer-Daniels-Midland Co.	205	18,618
Campbell Soup Co.	75	3,593
Conagra Brands, Inc.	177	5,821
General Mills, Inc.	222	15,507
Hershey Co. (The)	53	11,221
Hormel Foods Corp.	104	5,062
J M Smucker Co. (The)	40	5,015
Kellogg Co.	94	6,556
Kraft Heinz Co. (The)	261	9,874
Lamb Weston Holdings, Inc.	54	3,649
McCormick & Co., Inc. (Non-Voting)	90	8,345
Mondelez International, Inc., Class A	508	32,288
Tyson Foods, Inc., Class A	107	9,588
		135,137
Gas Utilities - 0.1%
Atmos Energy Corp.	50	5,815

Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	647	75,997
ABIOMED, Inc.*	17	4,483
Align Technology, Inc.*	27	7,496
Baxter International, Inc.	184	13,993
Becton Dickinson and Co.	104	26,603
Boston Scientific Corp.*	523	21,448
Cooper Cos., Inc. (The)	18	6,313
DENTSPLY SIRONA, Inc.	81	3,204
Dexcom, Inc.*	35	10,428
Edwards Lifesciences Corp.*	228	22,994
Hologic, Inc.*	91	6,850
IDEXX Laboratories, Inc.*	31	12,140
Intuitive Surgical, Inc.*	130	29,593
Medtronic plc	493	49,374
ResMed, Inc.	53	10,783
STERIS plc	37	8,444
Stryker Corp.	123	28,844
Teleflex, Inc.	17	4,892
Zimmer Biomet Holdings, Inc.	76	9,136
		353,015
Health Care Providers & Services - 4.4%
AmerisourceBergen Corp.	55	8,513
Anthem, Inc.	89	45,355
Cardinal Health, Inc.	102	5,745
Centene Corp.*	213	17,347
Cigna Corp.	118	31,658
CVS Health Corp.	481	46,537
DaVita, Inc.*	23	2,242
HCA Healthcare, Inc.	88	18,515
Henry Schein, Inc.*	51	4,368
Humana, Inc.	47	21,349
Laboratory Corp. of America Holdings	34	8,389
McKesson Corp.	55	18,078
Molina Healthcare, Inc.*	21	6,095
Quest Diagnostics, Inc.	44	6,205
UnitedHealth Group, Inc.	344	170,892
Universal Health Services, Inc., Class B	27	3,364
		414,652
Health Care Technology - 0.1%
Cerner Corp.	108	10,244

Hotels, Restaurants & Leisure - 2.6%
Booking Holdings, Inc.*	15	33,653
Caesars Entertainment, Inc.*	79	3,963
Carnival Corp.*	297	4,122
Chipotle Mexican Grill, Inc.*	10	14,026
Darden Restaurants, Inc.	47	5,875
Domino's Pizza, Inc.	13	4,721
Expedia Group, Inc.*	55	7,113
Hilton Worldwide Holdings, Inc.	102	14,368
Las Vegas Sands Corp.*	126	4,468
Marriott International, Inc., Class A	100	17,158
McDonald's Corp.	273	68,853
MGM Resorts International	138	4,826
Norwegian Cruise Line Holdings Ltd.*(a)	154	2,466
Penn National Gaming, Inc.*	62	1,982
Royal Caribbean Cruises Ltd.*	83	4,820
Starbucks Corp.	422	33,127
Wynn Resorts Ltd.*	40	2,644
Yum! Brands, Inc.	105	12,754
		240,939
Household Durables - 0.4%
DR Horton, Inc.	119	8,943
Garmin Ltd.	56	5,915
Lennar Corp., Class A	96	7,704
Mohawk Industries, Inc.*	20	2,829
Newell Brands, Inc.	138	2,959
NVR, Inc.*	1	4,450
PulteGroup, Inc.	92	4,164
Whirlpool Corp.	22	4,053
		41,017
Household Products - 2.0%
Church & Dwight Co., Inc.	88	7,925
Clorox Co. (The)	45	6,541
Colgate-Palmolive Co.	308	24,274
Kimberly-Clark Corp.	122	16,228
Procter & Gamble Co. (The)	878	129,839
		184,807
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp. (The)	245	5,400

Industrial Conglomerates - 1.2%
3M Co.	209	31,201
General Electric Co.	403	31,551
Honeywell International, Inc.	251	48,599
		111,351
Insurance - 3.0%
Aflac, Inc.	220	13,325
Allstate Corp. (The)	103	14,079
American International Group, Inc.	305	17,897
Aon plc, Class A	79	21,778
Arthur J Gallagher & Co.	76	12,307
Assurant, Inc.	21	3,711
Brown & Brown, Inc.	87	5,165
Chubb Ltd.	158	33,384
Cincinnati Financial Corp.	55	7,032
Everest Re Group Ltd.	14	3,955
Globe Life, Inc.	34	3,317
Hartford Financial Services Group, Inc. (The)	123	8,919

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Lincoln National Corp.	62	3,592
Loews Corp.	73	4,781
Marsh & McLennan Cos., Inc.	185	29,591
MetLife, Inc.	257	17,319
Principal Financial Group, Inc.	89	6,491
Progressive Corp. (The)	214	25,547
Prudential Financial, Inc.	138	14,663
Travelers Cos., Inc. (The)	88	15,756
W R Berkley Corp.	77	5,477
Willis Towers Watson plc	45	9,498
		277,584
Interactive Media & Services - 7.1%
Alphabet, Inc., Class A*	110	250,276
Alphabet, Inc., Class C*	102	232,640
Match Group, Inc.*	104	8,193
Meta Platforms, Inc., Class A*	846	163,820
Twitter, Inc.*	294	11,642
		666,571
Internet & Direct Marketing Retail - 4.3%
Amazon.com, Inc.*	160	384,670
eBay, Inc.	230	11,194
Etsy, Inc.*	46	3,732
		399,596
Leisure Products - 0.0%(b)
Hasbro, Inc.	47	4,218

Life Sciences Tools & Services - 2.5%
Agilent Technologies, Inc.	110	14,032
Bio-Rad Laboratories, Inc., Class A*	8	4,302
Bio-Techne Corp.	14	5,176
Charles River Laboratories International, Inc.*	18	4,213
Danaher Corp.	233	61,470
Illumina, Inc.*	57	13,650
IQVIA Holdings, Inc.*	70	15,068
Mettler-Toledo International, Inc.*	8	10,289
PerkinElmer, Inc.	46	6,885
Thermo Fisher Scientific, Inc.	143	81,163
Waters Corp.*	22	7,215
West Pharmaceutical Services, Inc.	27	8,380
		231,843
Machinery - 2.2%
Caterpillar, Inc.	198	42,738
Cummins, Inc.	52	10,874
Deere & Co.	103	36,851
Dover Corp.	53	7,097
Fortive Corp.	132	8,154
IDEX Corp.	28	5,363
Illinois Tool Works, Inc.	104	21,639
Ingersoll Rand, Inc.	150	7,073
Nordson Corp.	20	4,358
Otis Worldwide Corp.	155	11,532
PACCAR, Inc.	127	11,029
Parker-Hannifin Corp.	47	12,792
Pentair plc	62	3,111
Snap-on, Inc.	20	4,438
Stanley Black & Decker, Inc.	60	7,121
Westinghouse Air Brake Technologies Corp.	68	6,423
Xylem, Inc.	65	5,476
		206,069
Media - 1.3%
Charter Communications, Inc., Class A*	44	22,305
Comcast Corp., Class A	1,657	73,372
DISH Network Corp., Class A*(a)	92	2,100
Fox Corp., Class A	117	4,155
Fox Corp., Class B	54	1,766
Interpublic Group of Cos., Inc. (The)	144	4,641
News Corp., Class A	143	2,488
News Corp., Class B	44	774
Omnicom Group, Inc.	76	5,670
Paramount Global, Class B	223	7,656
		124,927
Metals & Mining - 0.6%
Freeport-McMoRan, Inc.	539	21,064
Newmont Corp.	292	19,812
Nucor Corp.	99	13,114
		53,990
Multiline Retail - 0.6%
Dollar General Corp.	85	18,729
Dollar Tree, Inc.*	82	13,147
Target Corp.	175	28,329
		60,205
Multi-Utilities - 1.3%
Ameren Corp.	94	8,948
CenterPoint Energy, Inc.	231	7,404
CMS Energy Corp.	106	7,530
Consolidated Edison, Inc.	129	12,805
Dominion Energy, Inc.	296	24,929
DTE Energy Co.	71	9,422
NiSource, Inc.	144	4,529
Public Service Enterprise Group, Inc.	186	12,748
Sempra Energy	117	19,172
WEC Energy Group, Inc.	115	12,083
		119,570
Oil, Gas & Consumable Fuels - 6.0%
APA Corp.	133	6,252
Chevron Corp.	705	123,135
ConocoPhillips	477	53,596
Coterra Energy, Inc.	299	10,265
Devon Energy Corp.	230	17,227
Diamondback Energy, Inc.	62	9,425
EOG Resources, Inc.	214	29,309
Exxon Mobil Corp.	1,549	148,704
Hess Corp.	100	12,307
Kinder Morgan, Inc.	714	14,059
Marathon Oil Corp.	286	8,989
Marathon Petroleum Corp.	212	21,580
Occidental Petroleum Corp.	326	22,595
ONEOK, Inc.	164	10,799
Phillips 66	171	17,239
Pioneer Natural Resources Co.	83	23,069
Valero Energy Corp.	150	19,440
Williams Cos., Inc. (The)	445	16,492
		564,482
Personal Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	85	21,645

Pharmaceuticals - 6.0%
Bristol-Myers Squibb Co.	797	60,134

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Catalent, Inc.*	66	6,802
Eli Lilly & Co.	290	90,898
Johnson & Johnson	963	172,887
Merck & Co., Inc.	924	85,036
Organon & Co.	94	3,568
Pfizer, Inc.	2,055	108,997
Viatris, Inc.	442	5,423
Zoetis, Inc.	173	29,571
		563,316
Professional Services - 0.4%
Equifax, Inc.	45	9,116
Jacobs Engineering Group, Inc.	47	6,584
Leidos Holdings, Inc.	51	5,330
Nielsen Holdings plc	131	3,348
Robert Half International, Inc.	40	3,606
Verisk Analytics, Inc.	59	10,320
		38,304
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	122	10,106

Road & Rail - 1.2%
CSX Corp.	813	25,845
JB Hunt Transport Services, Inc.	31	5,350
Norfolk Southern Corp.	88	21,090
Old Dominion Freight Line, Inc.	34	8,780
Union Pacific Corp.	233	51,209
		112,274
Specialty Retail - 2.9%
Advance Auto Parts, Inc.	23	4,367
AutoZone, Inc.*	8	16,482
Bath & Body Works, Inc.	95	3,897
Best Buy Co., Inc.	78	6,401
CarMax, Inc.*	59	5,857
Home Depot, Inc. (The)	381	115,348
Lowe's Cos., Inc.	246	48,044
O'Reilly Automotive, Inc.*	25	15,929
Ross Stores, Inc.	129	10,967
TJX Cos., Inc. (The)	437	27,780
Tractor Supply Co.	42	7,869
Ulta Beauty, Inc.*	20	8,462
		271,403
Textiles, Apparel & Luxury Goods - 0.8%
NIKE, Inc., Class B	468	55,622
PVH Corp.	27	1,913
Ralph Lauren Corp.	17	1,719
Tapestry, Inc.	98	3,381
Under Armour, Inc., Class A*	69	730
Under Armour, Inc., Class C*	80	776
VF Corp.	119	6,005
		70,146
Tobacco - 1.0%
Altria Group, Inc.	668	36,132
Philip Morris International, Inc.	568	60,350
		96,482
Trading Companies & Distributors - 0.3%
Fastenal Co.	211	11,301
United Rentals, Inc.*	26	7,753
WW Grainger, Inc.	16	7,793
		26,847
Water Utilities - 0.1%
American Water Works Co., Inc.	66	9,983

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc.*	215	28,657

TOTAL COMMON STOCKS (Cost $9,884,910)		9,323,975

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $302)	302	302
Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 0.0%(b)

REPURCHASE AGREEMENTS(d) - 0.0%(b)
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $1,226 (Cost $1,226)	1,226	1,226

Total Investments - 99.8% (Cost $9,886,438)		9,325,503
Other assets less liabilities - 0.2%		14,012
Net Assets - 100.0%		9,339,515

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF Schedule of Portfolio Investments May 31, 2022
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $4,276, collateralized in the form of cash with a value of $302 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $4,127 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 4.63%, and maturity dates ranging from June 30, 2022 – August 15, 2050. The total value of collateral is $4,429.
(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $302.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$597,862
Aggregate gross unrealized depreciation	(1,181,154)
Net unrealized depreciation	$(583,292)
Federal income tax cost	$9,908,795

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
COMMON STOCKS(a) - 75.9%

Banks - 17.5%
Bank of America Corp.	550,241	20,468,965
Bank OZK	9,363	388,284
BOK Financial Corp.	2,330	200,776
Citigroup, Inc.	153,581	8,202,761
Citizens Financial Group, Inc.	38,277	1,583,902
Comerica, Inc.	10,113	841,503
Commerce Bancshares, Inc.	8,550	591,489
Cullen/Frost Bankers, Inc.	4,410	551,162
East West Bancorp, Inc.	10,979	807,396
Fifth Third Bancorp	52,908	2,086,162
First Citizens BancShares, Inc., Class A	1,031	722,112
First Financial Bankshares, Inc.(b)	9,931	409,554
First Horizon Corp.	41,319	943,313
First Republic Bank	13,872	2,150,576
FNB Corp.	26,288	319,399
Glacier Bancorp, Inc.	8,394	406,354
Home BancShares, Inc.	11,653	263,241
Huntington Bancshares, Inc.	111,247	1,544,108
JPMorgan Chase & Co.	228,673	30,237,431
KeyCorp	71,872	1,434,565
M&T Bank Corp.	13,865	2,495,284
Pinnacle Financial Partners, Inc.	5,894	479,890
PNC Financial Services Group, Inc. (The)	32,505	5,701,702
Popular, Inc.	6,191	505,867
Prosperity Bancshares, Inc.	7,131	516,998
Regions Financial Corp.	72,889	1,610,118
Signature Bank	4,853	1,049,558
SVB Financial Group*	4,545	2,220,551
Synovus Financial Corp.	11,219	478,490
Truist Financial Corp.	103,290	5,137,645
UMB Financial Corp.	3,334	307,895
Umpqua Holdings Corp.	16,760	295,814
United Bankshares, Inc.	10,553	396,371
US Bancorp	104,492	5,545,390
Valley National Bancorp	32,607	414,435
Webster Financial Corp.	13,913	682,989
Wells Fargo & Co.	300,675	13,761,895
Western Alliance Bancorp	8,249	671,221
Wintrust Financial Corp.	4,412	385,565
Zions Bancorp NA	11,735	669,364
		117,480,095
Capital Markets - 14.1%
Affiliated Managers Group, Inc.	3,144	420,101
Ameriprise Financial, Inc.	8,582	2,370,949
Ares Management Corp.	12,971	923,146
Bank of New York Mellon Corp. (The)	57,245	2,668,189
BlackRock, Inc.	11,031	7,380,622
Blackstone, Inc.	54,506	6,420,262
Blue Owl Capital, Inc.	25,743	322,817
Carlyle Group, Inc. (The)	10,753	414,313
Cboe Global Markets, Inc.	8,250	926,558
Charles Schwab Corp. (The)	116,373	8,157,747
CME Group, Inc.	27,811	5,529,661
Coinbase Global, Inc., Class A*(b)	2,282	178,224
FactSet Research Systems, Inc.	2,924	1,116,325
Federated Hermes, Inc.	7,492	254,503
Franklin Resources, Inc.	21,756	589,153
Goldman Sachs Group, Inc. (The)	26,267	8,585,369
Houlihan Lokey, Inc.	3,917	336,627
Interactive Brokers Group, Inc., Class A	6,761	416,072
Intercontinental Exchange, Inc.	43,475	4,451,405
Invesco Ltd.	26,406	510,692
Janus Henderson Group plc	13,080	367,679
Jefferies Financial Group, Inc.	14,979	494,607
KKR & Co., Inc.	45,265	2,480,975
Lazard Ltd., Class A(b)	8,726	307,679
LPL Financial Holdings, Inc.	6,202	1,216,770
MarketAxess Holdings, Inc.	2,941	828,421
Moody's Corp.	12,516	3,774,450
Morgan Stanley	109,692	9,448,869
Morningstar, Inc.	1,835	471,650
MSCI, Inc.	6,289	2,781,939
Nasdaq, Inc.	9,057	1,406,190
Northern Trust Corp.	16,076	1,796,493
Raymond James Financial, Inc.	14,457	1,423,870
Robinhood Markets, Inc., Class A*(b)	4,555	45,823
S&P Global, Inc.	27,407	9,578,198
SEI Investments Co.	8,142	475,737
State Street Corp.	28,319	2,052,844
Stifel Financial Corp.	8,086	518,879
T. Rowe Price Group, Inc.	17,734	2,253,814
Tradeweb Markets, Inc., Class A	8,135	550,007
Virtu Financial, Inc., Class A	6,599	172,432
		94,420,061
Consumer Finance - 2.9%
Ally Financial, Inc.	26,149	1,151,602
American Express Co.	47,595	8,034,988
Capital One Financial Corp.	32,027	4,094,972
Credit Acceptance Corp.*(b)	621	369,688
Discover Financial Services	22,299	2,530,713
FirstCash Holdings, Inc.	3,113	232,385
OneMain Holdings, Inc.	8,385	369,443
PROG Holdings, Inc.*	4,388	128,086
SLM Corp.	21,585	422,850
SoFi Technologies, Inc.*(b)	49,925	373,439
Synchrony Financial	40,341	1,494,231
Upstart Holdings, Inc.*(b)	3,806	191,822
		19,394,219
Diversified Financial Services - 7.2%
Apollo Global Management, Inc.	28,720	1,655,421
Berkshire Hathaway, Inc., Class B*	141,709	44,777,210
Equitable Holdings, Inc.	29,126	885,722
Jackson Financial, Inc., Class A	7,204	262,297
Voya Financial, Inc.	8,356	573,305
		48,153,955
Equity Real Estate Investment Trusts (REITs) - 14.6%
Alexandria Real Estate Equities, Inc.	11,263	1,869,095
American Campus Communities, Inc.	10,769	699,985
American Homes 4 Rent, Class A	22,850	844,536
American Tower Corp.	35,237	9,025,253
Americold Realty Trust, Inc.(b)	20,641	571,549
Apartment Income REIT Corp.	12,148	544,959
AvalonBay Communities, Inc.	10,813	2,248,671
Boston Properties, Inc.	10,997	1,222,646
Brixmor Property Group, Inc.	23,047	561,886

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Camden Property Trust	7,908	1,134,719
Corporate Office Properties Trust	8,692	240,247
Cousins Properties, Inc.(b)	11,508	397,601
Crown Castle International Corp.	33,444	6,342,655
CubeSmart	16,933	754,027
Digital Realty Trust, Inc.	21,961	3,065,536
Douglas Emmett, Inc.	13,577	383,822
Duke Realty Corp.	29,468	1,556,794
EastGroup Properties, Inc.	3,147	508,398
Equinix, Inc.	6,966	4,786,269
Equity Commonwealth*	8,749	238,410
Equity LifeStyle Properties, Inc.	13,362	1,011,503
Equity Residential	26,440	2,031,385
Essex Property Trust, Inc.	5,049	1,433,159
Extra Space Storage, Inc.	10,359	1,845,974
Federal Realty Investment Trust(b)	5,475	629,461
First Industrial Realty Trust, Inc.	10,083	535,911
Gaming and Leisure Properties, Inc.	18,171	850,766
Healthcare Realty Trust, Inc.(b)	11,415	331,834
Healthcare Trust of America, Inc., Class A	17,088	513,494
Healthpeak Properties, Inc.	41,730	1,238,964
Highwoods Properties, Inc.	8,117	318,917
Host Hotels & Resorts, Inc.	55,249	1,104,428
Hudson Pacific Properties, Inc.	11,797	234,878
Invitation Homes, Inc.	46,178	1,741,834
Iron Mountain, Inc.	22,404	1,207,576
JBG SMITH Properties	8,832	227,954
Kilroy Realty Corp.	8,128	493,370
Kimco Realty Corp.	47,714	1,128,436
Lamar Advertising Co., Class A	6,719	658,126
Life Storage, Inc.	6,347	741,076
LXP Industrial Trust(b)	21,883	252,968
Medical Properties Trust, Inc.	46,180	858,024
Mid-America Apartment Communities, Inc.(b)	8,923	1,615,063
National Health Investors, Inc.	3,547	209,805
National Retail Properties, Inc.	13,589	601,993
National Storage Affiliates Trust	6,340	332,533
Omega Healthcare Investors, Inc.	18,494	550,566
Orion Office REIT, Inc.	4,381	58,399
Physicians Realty Trust	17,042	316,129
PotlatchDeltic Corp.	5,344	280,346
Prologis, Inc.	57,262	7,299,760
PS Business Parks, Inc.	1,556	291,952
Public Storage	11,804	3,902,875
Rayonier, Inc.	11,249	463,684
Realty Income Corp.	43,779	2,986,603
Regency Centers Corp.	11,925	813,404
Rexford Industrial Realty, Inc.	12,401	792,052
Sabra Health Care REIT, Inc.	17,693	248,410
SBA Communications Corp.	8,416	2,832,910
Simon Property Group, Inc.	25,428	2,915,320
SL Green Realty Corp.	4,961	306,441
Spirit Realty Capital, Inc.	9,881	414,903
STAG Industrial, Inc.	13,634	454,012
STORE Capital Corp.	18,988	523,879
Sun Communities, Inc.	8,974	1,472,903
UDR, Inc.	23,140	1,106,092
Ventas, Inc.	30,887	1,752,528
VICI Properties, Inc.	65,172	2,010,556
Vornado Realty Trust	12,305	430,183
Welltower, Inc.	33,680	3,000,551
Weyerhaeuser Co.	57,824	2,285,205
WP Carey, Inc.	14,750	1,241,065
		97,897,218
Insurance - 10.5%
Aflac, Inc.	46,425	2,811,962
Alleghany Corp.*	1,061	884,641
Allstate Corp. (The)	21,711	2,967,677
American Financial Group, Inc.	5,124	724,021
American International Group, Inc.	64,257	3,770,601
Aon plc, Class A	16,619	4,581,360
Arch Capital Group Ltd.*	29,877	1,417,962
Arthur J Gallagher & Co.	16,131	2,612,254
Assurant, Inc.	4,409	779,026
Axis Capital Holdings Ltd.	5,969	349,604
Brighthouse Financial, Inc.*	6,026	295,997
Brown & Brown, Inc.	18,143	1,077,150
Chubb Ltd.	33,330	7,042,296
Cincinnati Financial Corp.	11,597	1,482,792
CNA Financial Corp.	2,099	96,218
Enstar Group Ltd.*	962	223,117
Erie Indemnity Co., Class A	1,930	323,757
Everest Re Group Ltd.	3,048	861,060
Fidelity National Financial, Inc.	22,017	931,319
First American Financial Corp.	8,494	514,651
Globe Life, Inc.	7,188	701,333
Hanover Insurance Group, Inc. (The)	2,752	403,443
Hartford Financial Services Group, Inc. (The)	25,913	1,878,952
Kemper Corp.	4,633	244,761
Lincoln National Corp.	12,889	746,660
Loews Corp.	15,173	993,680
Markel Corp.*	1,056	1,446,118
Marsh & McLennan Cos., Inc.	39,069	6,249,087
Mercury General Corp.	2,056	100,641
MetLife, Inc.	54,296	3,659,007
Old Republic International Corp.	22,091	528,417
Primerica, Inc.	3,057	385,182
Principal Financial Group, Inc.	18,798	1,370,938
Progressive Corp. (The)	45,221	5,398,483
Prudential Financial, Inc.	29,248	3,107,600
Reinsurance Group of America, Inc.	5,198	654,168
RenaissanceRe Holdings Ltd.	3,405	522,736
RLI Corp.	3,083	373,413
Ryan Specialty Group Holdings, Inc., Class A*	4,505	169,253
Selective Insurance Group, Inc.	4,657	369,300
Travelers Cos., Inc. (The)	18,665	3,341,782
Unum Group	15,819	576,603
W R Berkley Corp.	16,210	1,153,017
White Mountains Insurance Group Ltd.	232	288,808
Willis Towers Watson plc	9,443	1,993,134
		70,403,981
IT Services - 7.6%
Mastercard, Inc., Class A	66,783	23,899,632
Visa, Inc., Class A	128,326	27,226,928
		51,126,560
Mortgage Real Estate Investment Trusts (REITs) - 0.4%
AGNC Investment Corp.	40,404	494,141
Annaly Capital Management, Inc.	120,682	797,708
Blackstone Mortgage Trust, Inc., Class A	13,046	405,861

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
New Residential Investment Corp.	36,117	408,122
Starwood Property Trust, Inc.	23,570	563,087
		2,668,919
Professional Services - 0.3%
CoStar Group, Inc.*	30,559	1,862,265

Real Estate Management & Development - 0.6%
CBRE Group, Inc., Class A*	25,897	2,145,307
Compass, Inc., Class A*(b)	2,198	12,880
Howard Hughes Corp. (The)*	3,199	269,132
Jones Lang LaSalle, Inc.*	3,905	770,535
Opendoor Technologies, Inc.*	30,119	217,760
Redfin Corp.*(b)	8,161	79,978
Zillow Group, Inc., Class A*	2,857	114,166
Zillow Group, Inc., Class C*(b)	12,882	513,992
		4,123,750
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd.	8,545	365,641
MGIC Investment Corp.	24,786	345,269
New York Community Bancorp, Inc.(b)	35,980	359,080
Radian Group, Inc.	13,877	298,494
Rocket Cos., Inc., Class A(b)	10,453	94,809
TFS Financial Corp.	3,694	55,484
UWM Holdings Corp.(b)	6,757	27,366
		1,546,143
TOTAL COMMON STOCKS (Cost $559,634,392)		509,077,166

SECURITIES LENDING REINVESTMENTS(c) - 0.1%

INVESTMENT COMPANIES - 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $687,211)	687,211	687,211

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 2.0%

REPURCHASE AGREEMENTS(d) - 2.0%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $13,710,523
(Cost $13,710,246)	13,710,246	13,710,246

Total Investments - 78.0% (Cost $574,031,849)		523,474,623
Other assets less liabilities - 22.0%		148,048,054
Net Assets - 100.0%		671,522,677

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $72,813,856.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $4,056,340, collateralized in the form of cash with a value of $687,211 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $3,522,213 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.75%, and maturity dates ranging from June 9, 2022 – November 15, 2051. The total value of collateral is $4,209,424.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $687,211.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$157,002,074
Aggregate gross unrealized depreciation	(61,669,363)
Net unrealized appreciation	$95,332,711
Federal income tax cost	$574,284,503

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2022

Swap Agreementsa

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
39,567,223	11/7/2022	Bank of America NA	1.38%	Dow Jones U.S. FinancialsSM Index[f]	48,899,207	(48,899,207)	—	—
112,808,745	11/7/2022	BNP Paribas SA	1.43%	Dow Jones U.S. FinancialsSM Index[f]	16,459,474	(16,354,146)	(105,328)	—
33,084,697	11/6/2023	Citibank NA	1.53%	Dow Jones U.S. FinancialsSM Index[f]	25,017,836	—	(25,017,836)	—
63,698,467	4/10/2023	Credit Suisse International	1.38%	Dow Jones U.S. FinancialsSM Index[f]	4,146,042	—	(4,146,042)	—
102,789,385	4/10/2023	Goldman Sachs International	1.43%	Dow Jones U.S. FinancialsSM Index[f]	6,134,590	(6,134,590)	—	—
38,779,548	11/7/2022	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. FinancialsSM Index[f]	5,175,410	—	(5,041,000)	134,410
381,990,412	4/10/2023	Societe Generale	1.58%	Dow Jones U.S. FinancialsSM Index[f]	24,823,514	(24,770,361)	(53,153)	—
61,062,604	11/7/2022	UBS AG	1.48%	Dow Jones U.S. FinancialsSM Index[f]	15,486,518	(9,756,518)	(5,730,000)	—
833,781,081					146,142,591
				Total Unrealized Appreciation	146,142,591

a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
f	See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

Ultra Industrials

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
COMMON STOCKS(a) - 92.9%

Aerospace & Defense - 12.9%
Axon Enterprise, Inc.*	244	24,732
Boeing Co. (The)*	1,957	257,150
BWX Technologies, Inc.	329	16,845
Curtiss-Wright Corp.	141	20,019
General Dynamics Corp.	822	184,876
HEICO Corp.	152	21,744
HEICO Corp., Class A	268	31,380
Hexcel Corp.	299	17,178
Howmet Aerospace, Inc.	1,355	48,468
Huntington Ingalls Industries, Inc.	142	29,885
L3Harris Technologies, Inc.	702	169,112
Lockheed Martin Corp.	864	380,255
Mercury Systems, Inc.*	202	12,082
Northrop Grumman Corp.	524	245,216
Raytheon Technologies Corp.	5,327	506,704
Textron, Inc.	786	51,318
TransDigm Group, Inc.*	187	113,204
Virgin Galactic Holdings, Inc.*(b)	637	4,465
Woodward, Inc.	225	22,862
		2,157,495
Air Freight & Logistics - 4.8%
CH Robinson Worldwide, Inc.	465	50,457
Expeditors International of Washington, Inc.	604	65,739
FedEx Corp.	870	195,385
GXO Logistics, Inc.*	363	19,700
United Parcel Service, Inc., Class B	2,603	474,397
		805,678
Building Products - 4.5%
A O Smith Corp.	470	28,256
Advanced Drainage Systems, Inc.	203	22,231
Allegion plc	321	35,840
Armstrong World Industries, Inc.	169	14,112
Builders FirstSource, Inc.*	683	44,456
Carlisle Cos., Inc.	186	47,324
Carrier Global Corp.	3,053	120,013
Fortune Brands Home & Security, Inc.	484	33,565
Johnson Controls International plc	2,506	136,602
Lennox International, Inc.	120	25,068
Masco Corp.	858	48,640
Owens Corning	359	34,313
Trane Technologies plc	834	115,142
Trex Co., Inc.*	411	26,189
Zurn Water Solutions Corp.	451	12,998
		744,749
Chemicals - 1.4%
Sherwin-Williams Co. (The)	861	230,782

Commercial Services & Supplies - 3.2%
Cimpress plc*	69	3,010
Cintas Corp.	316	125,872
Clean Harbors, Inc.*	179	16,719
MSA Safety, Inc.	131	16,701
Republic Services, Inc.	746	99,845
Stericycle, Inc.*	327	16,530
Tetra Tech, Inc.	193	26,049
Waste Management, Inc.	1,375	217,951
		522,677
Construction & Engineering - 1.2%
AECOM	503	35,134
EMCOR Group, Inc.	190	20,070
MasTec, Inc.*	209	17,470
MDU Resources Group, Inc.	728	19,933
Quanta Services, Inc.	509	60,571
Valmont Industries, Inc.(b)	77	19,770
WillScot Mobile Mini Holdings Corp.*	797	28,477
		201,425
Construction Materials - 1.0%
Eagle Materials, Inc.	142	18,540
Martin Marietta Materials, Inc.	222	75,342
Vulcan Materials Co.	474	78,148
		172,030
Containers & Packaging - 3.4%
Amcor plc	5,401	70,753
AptarGroup, Inc.	235	25,166
Ardagh Metal Packaging SA*	558	3,370
Avery Dennison Corp.	297	51,250
Ball Corp.	1,155	81,878
Berry Global Group, Inc.*	483	28,174
Crown Holdings, Inc.	449	46,894
Graphic Packaging Holding Co.	1,009	22,460
International Paper Co.	1,383	67,007
Packaging Corp. of America	338	53,161
Sealed Air Corp.	528	32,831
Silgan Holdings, Inc.	299	13,099
Sonoco Products Co.	349	20,406
WestRock Co.	939	45,532
		561,981
Electrical Equipment - 4.9%
Acuity Brands, Inc.	125	21,878
AMETEK, Inc.	826	100,334
ChargePoint Holdings, Inc.*(b)	628	8,032
Eaton Corp. plc	1,424	197,366
Emerson Electric Co.	2,123	188,225
EnerSys	147	9,955
Generac Holdings, Inc.*	225	55,593
Hubbell, Inc.	193	36,643
nVent Electric plc	601	21,275
Regal Rexnord Corp.	244	30,488
Rockwell Automation, Inc.	415	88,478
Sensata Technologies Holding plc	564	27,089
Shoals Technologies Group, Inc., Class A*	375	5,850
Sunrun, Inc.*	740	19,329
Vertiv Holdings Co.	1,087	11,946
		822,481
Electronic Equipment, Instruments & Components - 5.5%
Amphenol Corp., Class A	2,137	151,428
Arrow Electronics, Inc.*	245	29,559
Avnet, Inc.	352	17,054
Cognex Corp.	630	30,505
Coherent, Inc.*	90	24,386
Corning, Inc.	2,666	95,496
II-VI, Inc.*(b)	379	23,688
IPG Photonics Corp.*	127	13,397
Itron, Inc.*	162	8,361
Jabil, Inc.	512	31,498
Keysight Technologies, Inc.*	654	95,222
Littelfuse, Inc.	89	24,048
National Instruments Corp.	471	16,636

See accompanying notes to the financial statements.

Ultra Industrials

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
TE Connectivity Ltd.	1,164	150,610
Teledyne Technologies, Inc.*	167	67,660
Trimble, Inc.*	897	61,041
Vontier Corp.	605	16,226
Zebra Technologies Corp., Class A*	189	63,918
		920,733
Industrial Conglomerates - 6.5%
3M Co.	2,038	304,253
General Electric Co.	3,924	307,210
Honeywell International, Inc.	2,448	473,982
		1,085,445
IT Services - 15.9%
Accenture plc, Class A	2,257	673,624
Affirm Holdings, Inc.*	579	16,501
Automatic Data Processing, Inc.	1,500	334,410
Block, Inc., Class A*	1,788	156,468
Broadridge Financial Solutions, Inc.	417	60,974
Concentrix Corp.	153	23,698
Euronet Worldwide, Inc.*	188	22,778
Fidelity National Information Services, Inc.	2,173	227,078
Fiserv, Inc.*	2,123	212,682
FleetCor Technologies, Inc.*	291	72,404
Genpact Ltd.	609	27,021
Global Payments, Inc.	1,015	133,006
Jack Henry & Associates, Inc.	261	49,099
Marqeta, Inc., Class A*	831	8,701
Maximus, Inc.	220	14,276
Paychex, Inc.	1,144	141,662
PayPal Holdings, Inc.*	4,160	354,474
Shift4 Payments, Inc., Class A*	185	8,445
SS&C Technologies Holdings, Inc.	795	50,872
TaskUS, Inc., Class A*	98	2,409
Toast, Inc., Class A*	264	4,287
Western Union Co. (The)	1,407	25,523
WEX, Inc.*	160	27,245
		2,647,637
Life Sciences Tools & Services - 0.4%
PerkinElmer, Inc.	449	67,202

Machinery - 13.7%
AGCO Corp.	218	27,932
Allison Transmission Holdings, Inc.	373	14,924
Caterpillar, Inc.	1,931	416,806
Chart Industries, Inc.*(b)	127	22,337
Crane Holdings Co.	179	17,123
Cummins, Inc.	508	106,233
Deere & Co.	1,001	358,138
Donaldson Co., Inc.	442	23,108
Dover Corp.	513	68,696
Esab Corp.*	160	8,000
Flowserve Corp.	466	14,679
Fortive Corp.	1,279	79,004
Gates Industrial Corp. plc*	344	4,389
Graco, Inc.	606	38,360
IDEX Corp.	271	51,910
Illinois Tool Works, Inc.	1,019	212,023
Ingersoll Rand, Inc.	1,455	68,603
ITT, Inc.	305	22,515
Lincoln Electric Holdings, Inc.	210	28,522
Middleby Corp. (The)*	198	29,989
Nikola Corp.*(b)	741	5,231
Nordson Corp.	191	41,615
Oshkosh Corp.	239	22,206
Otis Worldwide Corp.	1,518	112,939
PACCAR, Inc.	1,239	107,595
Parker-Hannifin Corp.	458	124,654
Pentair plc	590	29,600
RBC Bearings, Inc.*(b)	104	19,385
Snap-on, Inc.	191	42,379
Timken Co. (The)	247	15,084
Toro Co. (The)	373	30,769
Westinghouse Air Brake Technologies Corp.	665	62,816
Xylem, Inc.	642	54,089
		2,281,653
Marine - 0.1%
Kirby Corp.*	214	14,451

Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	315	21,754

Professional Services - 4.0%
Alight, Inc., Class A*	879	7,173
ASGN, Inc.*	186	17,713
Booz Allen Hamilton Holding Corp.	477	40,955
CACI International, Inc., Class A*	85	23,831
Clarivate plc*(b)	1,424	21,032
Dun & Bradstreet Holdings, Inc.*	540	9,326
Equifax, Inc.	436	88,325
FTI Consulting, Inc.*	121	20,328
Insperity, Inc.	127	12,709
Jacobs Engineering Group, Inc.	462	64,722
KBR, Inc.	502	24,979
Leidos Holdings, Inc.	501	52,354
ManpowerGroup, Inc.	192	17,205
Nielsen Holdings plc	1,284	32,819
Robert Half International, Inc.	392	35,339
Science Applications International Corp.	203	17,572
TransUnion	683	59,291
TriNet Group, Inc.*	144	11,310
Upwork, Inc.*	431	7,866
Verisk Analytics, Inc.	576	100,754
		665,603
Road & Rail - 7.1%
CSX Corp.	7,920	251,777
Hertz Global Holdings, Inc.*	204	4,094
JB Hunt Transport Services, Inc.	299	51,601
Knight-Swift Transportation Holdings, Inc.	593	28,844
Landstar System, Inc.	135	20,443
Norfolk Southern Corp.	857	205,389
Old Dominion Freight Line, Inc.	333	85,994
Saia, Inc.*	94	18,574
TuSimple Holdings, Inc., Class A*(b)	121	993
Union Pacific Corp.	2,274	499,780
XPO Logistics, Inc.*	351	18,757
		1,186,246
Trading Companies & Distributors - 2.3%
Air Lease Corp.	381	14,330

See accompanying notes to the financial statements.

Ultra Industrials

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Applied Industrial Technologies, Inc.	138	14,271
Core & Main, Inc., Class A*	204	4,814
Fastenal Co.	2,054	110,012
MSC Industrial Direct Co., Inc., Class A	167	14,183
SiteOne Landscape Supply, Inc.*	160	21,483
United Rentals, Inc.*	259	77,229
Univar Solutions, Inc.*	610	18,739
Watsco, Inc.	117	29,909
WW Grainger, Inc.	155	75,496
		380,466
TOTAL COMMON STOCKS (Cost $19,657,799)		15,490,488

SECURITIES LENDING REINVESTMENTS(c) - 0.1%

INVESTMENT COMPANIES - 0.1%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $20,871)	20,871	20,871

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 18.9%

REPURCHASE AGREEMENTS(d) - 18.9%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $3,162,194
(Cost $3,162,129)	3,162,129	3,162,129

Total Investments - 111.9% (Cost $22,840,799)		18,673,488
Liabilities in excess of other assets - (11.9%)		(1,979,686)
Net Assets - 100.0%		16,693,802
*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $11,320,626.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $60,891, collateralized in the form of cash with a value of $20,871 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $43,217 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 4.63%, and maturity dates ranging from June 30, 2022 – August 15, 2050. The total value of collateral is $64,088.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $20,871.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$262,357
Aggregate gross unrealized depreciation	(9,399,564)
Net unrealized depreciation	$(9,137,207)
Federal income tax cost	$22,844,286

See accompanying notes to the financial statements.

Ultra Industrials

Schedule of Portfolio Investments

May 31, 2022

Swap Agreementsa

Ultra Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
5,123,654	5/8/2023	Bank of America NA	1.13%	Dow Jones U.S. IndustrialsSM Index	(1,339,485)	1,339,391	94	—
5,292,014	11/7/2022	Citibank NA	1.13%	Dow Jones U.S. IndustrialsSM Index	(1,105,837)	1,102,160	3,677	—
4,114,455	3/7/2023	Goldman Sachs International	1.43%	Dow Jones U.S. IndustrialsSM Index	(1,507,066)	—	1,507,066	—
468,783	4/10/2023	Morgan Stanley & Co. International plc	1.43%	Dow Jones U.S. IndustrialsSM Index	(83,633)	80,660	2,973	—
1,911,550	3/7/2023	Societe Generale	1.38%	Dow Jones U.S. IndustrialsSM Index	(533,853)	449,915	83,938	—
1,006,669	3/7/2023	UBS AG	1.18%	Dow Jones U.S. IndustrialsSM Index	(396,535)	260,160	136,375	—
17,917,125					(4,966,409)
				Total Unrealized Depreciation	(4,966,409)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
COMMON STOCKS(a) - 91.4%

Aerospace & Defense - 1.2%
Axon Enterprise, Inc.*	3,575	362,362
Curtiss-Wright Corp.	2,049	290,917
Hexcel Corp.(b)	4,382	251,746
Mercury Systems, Inc.*	2,963	177,217
Woodward, Inc.	3,293	334,602
		1,416,844
Air Freight & Logistics - 0.2%
GXO Logistics, Inc.*	5,149	279,436

Airlines - 0.1%
JetBlue Airways Corp.*	16,606	178,348

Auto Components - 1.3%
Adient plc*	4,948	175,110
Dana, Inc.	7,531	124,714
Fox Factory Holding Corp.*	2,199	180,362
Gentex Corp.	12,351	383,869
Goodyear Tire & Rubber Co. (The)*	14,672	189,562
Lear Corp.	3,117	439,372
Visteon Corp.*	1,463	164,163
		1,657,152
Automobiles - 0.4%
Harley-Davidson, Inc.	8,036	282,706
Thor Industries, Inc.	2,904	220,617
		503,323
Banks - 6.3%
Associated Banc-Corp.	7,812	161,708
Bank of Hawaii Corp.(b)	2,102	167,067
Bank OZK	6,318	262,007
Cadence Bank	9,835	262,890
Cathay General Bancorp	3,956	162,631
Commerce Bancshares, Inc.	5,770	399,169
Cullen/Frost Bankers, Inc.	2,976	371,940
East West Bancorp, Inc.	7,411	545,005
First Financial Bankshares, Inc.(b)	6,699	276,267
First Horizon Corp.	27,886	636,637
FNB Corp.	17,742	215,565
Fulton Financial Corp.	8,422	133,489
Glacier Bancorp, Inc.	5,665	274,243
Hancock Whitney Corp.	4,534	225,975
Home BancShares, Inc.	7,864	177,648
International Bancshares Corp.	2,779	116,523
Old National Bancorp	15,415	245,099
PacWest Bancorp	6,244	197,186
Pinnacle Financial Partners, Inc.	3,976	323,726
Prosperity Bancshares, Inc.	4,813	348,942
Synovus Financial Corp.	7,572	322,946
Texas Capital Bancshares, Inc.*	2,644	149,465
UMB Financial Corp.	2,251	207,880
Umpqua Holdings Corp.	11,311	199,639
United Bankshares, Inc.	7,123	267,540
Valley National Bancorp	22,007	279,709
Washington Federal, Inc.	3,406	110,525
Webster Financial Corp.	9,389	460,906
Wintrust Financial Corp.	2,978	260,247
		7,762,574
Beverages - 0.1%
Boston Beer Co., Inc. (The), Class A*	490	174,097

Biotechnology - 1.5%
Arrowhead Pharmaceuticals, Inc.*	5,507	183,714
Exelixis, Inc.*	16,522	302,848
Halozyme Therapeutics, Inc.*	7,352	338,045
Neurocrine Biosciences, Inc.*(b)	4,954	463,149
United Therapeutics Corp.*	2,353	541,990
		1,829,746
Building Products - 2.3%
Builders FirstSource, Inc.*	10,000	650,900
Carlisle Cos., Inc.	2,730	694,594
Lennox International, Inc.	1,758	367,246
Owens Corning	5,247	501,508
Simpson Manufacturing Co., Inc.	2,268	245,738
Trex Co., Inc.*	6,011	383,021
		2,843,007
Capital Markets - 1.8%
Affiliated Managers Group, Inc.	2,124	283,809
Evercore, Inc., Class A	2,037	232,625
Federated Hermes, Inc.	5,057	171,786
Interactive Brokers Group, Inc., Class A	4,563	280,807
Janus Henderson Group plc	8,827	248,127
Jefferies Financial Group, Inc.	10,104	333,634
SEI Investments Co.	5,495	321,073
Stifel Financial Corp.	5,458	350,240
		2,222,101
Chemicals - 2.7%
Ashland Global Holdings, Inc.	2,765	295,910
Avient Corp.	4,778	235,078
Cabot Corp.	2,955	223,428
Chemours Co. (The)	8,356	360,060
Ingevity Corp.*	2,052	142,983
Minerals Technologies, Inc.	1,739	115,226
NewMarket Corp.	357	117,639
Olin Corp.	7,369	484,807
RPM International, Inc.	6,773	596,701
Scotts Miracle-Gro Co. (The)(b)	2,118	200,405
Sensient Technologies Corp.	2,194	191,843
Valvoline, Inc.	9,367	313,420
		3,277,500
Commercial Services & Supplies - 1.4%
Brink's Co. (The)	2,567	156,151
Clean Harbors, Inc.*	2,614	244,148
IAA, Inc.*	7,041	274,810
MillerKnoll, Inc.(b)	3,955	119,441
MSA Safety, Inc.	1,905	242,869
Stericycle, Inc.*	4,797	242,488
Tetra Tech, Inc.	2,820	380,615
		1,660,522
Communications Equipment - 0.8%
Calix, Inc.*	2,864	105,796
Ciena Corp.*	8,088	411,032
Lumentum Holdings, Inc.*(b)	3,770	324,522
Viasat, Inc.*	3,885	153,419
		994,769
Construction & Engineering - 1.6%
AECOM	7,381	515,563
Dycom Industries, Inc.*	1,576	146,741
EMCOR Group, Inc.	2,787	294,391

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Fluor Corp.*(b)	7,384	208,450
MasTec, Inc.*	3,073	256,872
MDU Resources Group, Inc.	10,620	290,776
Valmont Industries, Inc.(b)	1,109	284,736
		1,997,529
Construction Materials - 0.2%
Eagle Materials, Inc.	2,064	269,476

Consumer Finance - 0.5%
FirstCash Holdings, Inc.	2,101	156,840
Navient Corp.	8,040	128,640
SLM Corp.	14,563	285,289
		570,769
Containers & Packaging - 0.8%
AptarGroup, Inc.	3,438	368,175
Greif, Inc., Class A	1,387	82,485
Silgan Holdings, Inc.	4,383	192,019
Sonoco Products Co.	5,135	300,244
		942,923
Diversified Consumer Services - 1.0%
Graham Holdings Co., Class B	210	128,173
Grand Canyon Education, Inc.*	2,069	184,493
H&R Block, Inc.	8,592	302,782
Service Corp. International	8,611	603,028
		1,218,476
Diversified Financial Services - 0.3%
Voya Financial, Inc.	5,640	386,960

Diversified Telecommunication Services - 0.2%
Iridium Communications, Inc.*	6,904	256,207

Electric Utilities - 1.1%
ALLETE, Inc.	2,913	180,664
Hawaiian Electric Industries, Inc.	5,709	246,458
IDACORP, Inc.	2,638	287,595
OGE Energy Corp.	10,453	431,709
PNM Resources, Inc.	4,482	213,029
		1,359,455
Electrical Equipment - 1.7%
Acuity Brands, Inc.	1,829	320,112
EnerSys	2,154	145,869
Hubbell, Inc.	2,841	539,392
nVent Electric plc	8,785	310,989
Regal Rexnord Corp.	3,539	442,198
Sunrun, Inc.*	10,810	282,357
Vicor Corp.*	1,120	75,376
		2,116,293
Electronic Equipment, Instruments & Components - 2.9%
Arrow Electronics, Inc.*	3,554	428,790
Avnet, Inc.	5,167	250,341
Belden, Inc.	2,346	135,083
Cognex Corp.	9,232	447,014
Coherent, Inc.*	1,294	350,622
II-VI, Inc.*(b)	5,552	347,000
Jabil, Inc.	7,493	460,969
Littelfuse, Inc.	1,287	347,748
National Instruments Corp.	6,888	243,284
TD SYNNEX Corp.	2,165	224,835
Vishay Intertechnology, Inc.	6,929	141,629
Vontier Corp.	8,828	236,767
		3,614,082
Energy Equipment & Services - 0.5%
ChampionX Corp.	10,552	245,545
NOV, Inc.	20,504	410,080
		655,625
Entertainment - 0.1%
World Wrestling Entertainment, Inc., Class A	2,285	152,569

Equity Real Estate Investment Trusts (REITs) - 8.1%
American Campus Communities, Inc.	7,267	472,355
Apartment Income REIT Corp.	8,198	367,762
Brixmor Property Group, Inc.	15,553	379,182
Corporate Office Properties Trust	5,865	162,109
Cousins Properties, Inc.(b)	7,764	268,246
Douglas Emmett, Inc.	9,164	259,066
EastGroup Properties, Inc.	2,125	343,294
EPR Properties	3,906	200,143
First Industrial Realty Trust, Inc.	6,803	361,579
Healthcare Realty Trust, Inc.(b)	7,705	223,984
Highwoods Properties, Inc.	5,477	215,191
Hudson Pacific Properties, Inc.	7,961	158,504
Independence Realty Trust, Inc.	12,088	284,189
JBG SMITH Properties	5,960	153,828
Kilroy Realty Corp.	5,486	333,000
Kite Realty Group Trust	11,437	239,720
Lamar Advertising Co., Class A	4,534	444,105
Life Storage, Inc.	4,283	500,083
Macerich Co. (The)	11,124	130,707
Medical Properties Trust, Inc.	31,165	579,046
National Retail Properties, Inc.	9,172	406,320
National Storage Affiliates Trust	4,280	224,486
Omega Healthcare Investors, Inc.	12,480	371,530
Park Hotels & Resorts, Inc.	12,348	223,005
Pebblebrook Hotel Trust	6,861	154,441
Physicians Realty Trust	11,502	213,362
PotlatchDeltic Corp.	3,607	189,223
PS Business Parks, Inc.	1,050	197,012
Rayonier, Inc.	7,592	312,942
Rexford Industrial Realty, Inc.	8,369	534,528
Sabra Health Care REIT, Inc.	11,940	167,638
SL Green Realty Corp.	3,348	206,816
Spirit Realty Capital, Inc.	6,669	280,031
STORE Capital Corp.	12,814	353,538
		9,910,965
Food & Staples Retailing - 1.2%
BJ's Wholesale Club Holdings, Inc.*	7,100	410,877
Casey's General Stores, Inc.	1,938	406,088
Grocery Outlet Holding Corp.*	4,563	174,535
Performance Food Group Co.*	8,084	350,360
Sprouts Farmers Market, Inc.*	5,862	158,802
		1,500,662
Food Products - 1.7%
Darling Ingredients, Inc.*	8,450	676,591
Flowers Foods, Inc.	10,376	286,378
Hain Celestial Group, Inc. (The)*	4,769	125,663
Ingredion, Inc.	3,474	328,953
Lancaster Colony Corp.	1,035	126,167
Pilgrim's Pride Corp.*	2,545	84,799
Post Holdings, Inc.*	2,973	244,470
Sanderson Farms, Inc.	1,108	221,046
		2,094,067
Gas Utilities - 1.5%
National Fuel Gas Co.	4,775	351,106

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
New Jersey Resources Corp.	5,017	230,381
ONE Gas, Inc.	2,799	243,569
Southwest Gas Holdings, Inc.	3,440	320,367
Spire, Inc.	2,702	211,567
UGI Corp.	10,956	468,259
		1,825,249
Health Care Equipment & Supplies - 2.7%
Enovis Corp.*	2,366	156,962
Envista Holdings Corp.*	8,426	362,655
Globus Medical, Inc., Class A*	4,127	274,858
Haemonetics Corp.*	2,669	168,841
ICU Medical, Inc.*	1,041	189,087
Inari Medical, Inc.*	1,678	110,412
Integra LifeSciences Holdings Corp.*	3,804	238,283
LivaNova plc*	2,779	189,167
Masimo Corp.*	2,653	372,561
Neogen Corp.*	5,626	148,864
NuVasive, Inc.*	2,702	155,122
Penumbra, Inc.*	1,834	269,451
QuidelOrtho Corp.*	2,611	248,123
STAAR Surgical Co.*	2,485	163,861
Tandem Diabetes Care, Inc.*	3,318	226,188
		3,274,435
Health Care Providers & Services - 2.3%
Acadia Healthcare Co., Inc.*	4,696	334,214
Amedisys, Inc.*	1,702	197,279
Chemed Corp.	804	389,457
Encompass Health Corp.	5,196	340,546
HealthEquity, Inc.*	4,365	273,162
LHC Group, Inc.*	1,654	275,656
Option Care Health, Inc.*	7,233	219,594
Patterson Cos., Inc.	4,531	143,134
Progyny, Inc.*	3,636	114,934
R1 RCM, Inc.*	6,974	149,732
Tenet Healthcare Corp.*	5,595	362,052
		2,799,760
Hotels, Restaurants & Leisure - 2.5%
Boyd Gaming Corp.	4,283	251,712
Choice Hotels International, Inc.	1,713	219,076
Churchill Downs, Inc.	1,798	363,969
Cracker Barrel Old Country Store, Inc.	1,228	125,268
Light & Wonder, Inc.*	5,040	266,112
Marriott Vacations Worldwide Corp.	2,224	328,529
Papa John's International, Inc.	1,690	148,737
Six Flags Entertainment Corp.*	4,040	118,574
Texas Roadhouse, Inc.	3,637	283,577
Travel + Leisure Co.	4,507	230,353
Wendy's Co. (The)	9,216	171,786
Wingstop, Inc.	1,558	124,110
Wyndham Hotels & Resorts, Inc.	4,866	389,913
		3,021,716
Household Durables - 1.4%
Helen of Troy Ltd.*	1,260	233,339
KB Home	4,475	154,343
Leggett & Platt, Inc.	6,965	272,819
Taylor Morrison Home Corp.*	6,417	185,900
Tempur Sealy International, Inc.	10,053	265,098
Toll Brothers, Inc.	5,868	296,158
TopBuild Corp.*	1,719	339,090
		1,746,747
Household Products - 0.1%
Energizer Holdings, Inc.	3,423	102,656

Insurance - 3.9%
Alleghany Corp.*	715	596,153
American Financial Group, Inc.	3,458	488,615
Brighthouse Financial, Inc.*	4,066	199,722
CNO Financial Group, Inc.	6,287	129,324
First American Financial Corp.	5,731	347,241
Hanover Insurance Group, Inc. (The)	1,858	272,383
Kemper Corp.	3,126	165,147
Kinsale Capital Group, Inc.	1,120	246,266
Mercury General Corp.	1,389	67,991
Old Republic International Corp.	14,909	356,623
Primerica, Inc.	2,063	259,938
Reinsurance Group of America, Inc.	3,508	441,482
RenaissanceRe Holdings Ltd.	2,297	352,635
RLI Corp.	2,081	252,051
Selective Insurance Group, Inc.	3,144	249,319
Unum Group	10,677	389,177
		4,814,067
Interactive Media & Services - 0.3%
TripAdvisor, Inc.*	5,172	128,473
Yelp, Inc.*	3,584	105,405
Ziff Davis, Inc.*	2,518	192,224
		426,102
IT Services - 2.1%
Bread Financial Holdings, Inc.	2,599	143,205
Concentrix Corp.	2,241	347,109
Euronet Worldwide, Inc.*	2,761	334,523
Genpact Ltd.	8,904	395,070
Kyndryl Holdings, Inc.*	9,362	115,527
LiveRamp Holdings, Inc.*	3,556	91,034
Maximus, Inc.	3,234	209,854
Sabre Corp.*	16,889	126,836
Western Union Co. (The)	20,564	373,031
WEX, Inc.*	2,340	398,455
		2,534,644
Leisure Products - 1.2%
Brunswick Corp.	4,026	302,876
Callaway Golf Co.*	6,120	132,865
Mattel, Inc.*	18,295	459,570
Polaris, Inc.	2,979	317,413
YETI Holdings, Inc.*	4,577	209,398
		1,422,122
Life Sciences Tools & Services - 1.4%
Azenta, Inc.(b)	3,912	299,816
Bruker Corp.	5,306	331,519
Medpace Holdings, Inc.*	1,502	215,147
Repligen Corp.*	2,686	441,766
Syneos Health, Inc.*	5,415	400,114
		1,688,362
Machinery - 4.0%
AGCO Corp.	3,205	410,657
Chart Industries, Inc.*(b)	1,860	327,137
Crane Holdings Co.	2,607	249,386
Donaldson Co., Inc.	6,451	337,258
Esab Corp.*	2,367	118,350
Flowserve Corp.	6,802	214,263
Graco, Inc.	8,876	561,851
ITT, Inc.	4,470	329,975

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Kennametal, Inc.	4,338	120,336
Lincoln Electric Holdings, Inc.	3,084	418,869
Middleby Corp. (The)*(b)	2,905	439,991
Oshkosh Corp.	3,478	323,141
Terex Corp.	3,645	128,997
Timken Co. (The)	3,605	220,157
Toro Co. (The)	5,478	451,880
Trinity Industries, Inc.	4,271	106,177
Watts Water Technologies, Inc., Class A	1,439	188,264
		4,946,689
Marine - 0.2%
Kirby Corp.*	3,139	211,977

Media - 0.8%
Cable One, Inc.	259	337,503
John Wiley & Sons, Inc., Class A	2,274	120,431
New York Times Co. (The), Class A	8,725	300,925
TEGNA, Inc.	11,555	253,055
		1,011,914
Metals & Mining - 3.0%
Alcoa Corp.	9,614	593,376
Cleveland-Cliffs, Inc.*	24,967	578,735
Commercial Metals Co.	6,344	252,047
Reliance Steel & Aluminum Co.	3,272	636,077
Royal Gold, Inc.	3,428	387,638
Steel Dynamics, Inc.	9,845	840,566
United States Steel Corp.	13,626	341,604
Worthington Industries, Inc.	1,702	79,382
		3,709,425
Multiline Retail - 0.8%
Kohl's Corp.	7,267	293,005
Macy's, Inc.	15,627	369,579
Nordstrom, Inc.	5,824	153,928
Ollie's Bargain Outlet Holdings, Inc.*	3,065	143,963
		960,475
Multi-Utilities - 0.4%
Black Hills Corp.	3,332	255,431
NorthWestern Corp.	2,825	173,088
		428,519
Oil, Gas & Consumable Fuels - 3.6%
Antero Midstream Corp.	16,955	184,131
CNX Resources Corp.*	10,574	229,667
DT Midstream, Inc.	5,051	293,463
EQT Corp.	15,709	749,634
Equitrans Midstream Corp.	21,229	167,072
HF Sinclair Corp.	7,807	383,324
Matador Resources Co.	5,760	350,784
Murphy Oil Corp.	7,582	321,628
PDC Energy, Inc.	5,086	402,506
Range Resources Corp.*	13,045	442,878
Targa Resources Corp.	11,958	861,215
		4,386,302
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	4,595	317,331

Personal Products - 0.3%
BellRing Brands, Inc.*	5,832	152,507
Coty, Inc., Class A*	17,957	127,315
Nu Skin Enterprises, Inc., Class A(b)	2,602	121,383
		401,205
Pharmaceuticals - 0.6%
Jazz Pharmaceuticals plc*(b)	3,210	480,473
Perrigo Co. plc	6,986	278,462
		758,935
Professional Services - 1.6%
ASGN, Inc.*	2,721	259,121
CACI International, Inc., Class A*	1,219	341,771
FTI Consulting, Inc.*(b)	1,791	300,888
Insperity, Inc.	1,861	186,230
KBR, Inc.	7,327	364,592
ManpowerGroup, Inc.	2,833	253,865
Science Applications International Corp.	2,974	257,429
		1,963,896
Real Estate Management & Development - 0.4%
Jones Lang LaSalle, Inc.*	2,635	519,938

Road & Rail - 1.6%
Avis Budget Group, Inc.*(b)	2,093	398,256
Knight-Swift Transportation Holdings, Inc.	8,666	421,514
Landstar System, Inc.	1,968	298,014
Ryder System, Inc.	2,804	224,376
Saia, Inc.*	1,375	271,687
Werner Enterprises, Inc.	3,126	126,822
XPO Logistics, Inc.*	5,152	275,323
		2,015,992
Semiconductors & Semiconductor Equipment - 3.1%
Amkor Technology, Inc.	5,235	107,003
Cirrus Logic, Inc.*	2,991	243,886
CMC Materials, Inc.	1,492	263,995
First Solar, Inc.*	5,164	364,630
Lattice Semiconductor Corp.*	7,152	372,047
MKS Instruments, Inc.	2,895	357,533
Power Integrations, Inc.	3,090	260,734
Semtech Corp.*	3,365	215,663
Silicon Laboratories, Inc.*	1,994	297,425
SiTime Corp.*	783	166,779
SunPower Corp.*(b)	4,335	76,599
Synaptics, Inc.*	2,065	305,868
Universal Display Corp.	2,264	285,966
Wolfspeed, Inc.*(b)	6,453	485,459
		3,803,587
Software - 3.0%
ACI Worldwide, Inc.*	6,138	163,516
Aspen Technology, Inc.*	1,460	282,457
Blackbaud, Inc.*	2,334	148,559
CDK Global, Inc.	6,098	332,097
CommVault Systems, Inc.*	2,327	141,970
Digital Turbine, Inc.*	4,607	117,156
Envestnet, Inc.*	2,854	190,134
Fair Isaac Corp.*	1,372	561,903
Manhattan Associates, Inc.*	3,297	398,706
NCR Corp.*(b)	6,893	239,118
Paylocity Holding Corp.*	2,072	362,310
Qualys, Inc.*	1,743	227,775
Sailpoint Technologies Holdings, Inc.*	4,870	308,953
Teradata Corp.*	5,666	217,744
		3,692,398

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Specialty Retail - 2.8%
American Eagle Outfitters, Inc.	8,011	97,013
AutoNation, Inc.*	2,088	249,641
Dick's Sporting Goods, Inc.(b)	3,285	266,841
Five Below, Inc.*	2,926	382,106
Foot Locker, Inc.	4,560	150,389
GameStop Corp., Class A*(b)	3,230	402,910
Gap, Inc. (The)	11,113	122,576
Lithia Motors, Inc.	1,581	481,367
Murphy USA, Inc.	1,197	298,197
RH*	908	263,393
Urban Outfitters, Inc.*	3,424	72,075
Victoria's Secret & Co.*	3,794	156,351
Williams-Sonoma, Inc.	3,809	487,247
		3,430,106
Technology Hardware, Storage & Peripherals - 0.1%
Xerox Holdings Corp.	6,408	120,599

Textiles, Apparel & Luxury Goods - 1.4%
Capri Holdings Ltd.*	7,708	375,688
Carter's, Inc.	2,207	170,049
Columbia Sportswear Co.	1,805	140,393
Crocs, Inc.*	3,072	171,295
Deckers Outdoor Corp.*	1,423	382,161
Hanesbrands, Inc.	18,234	216,437
Skechers USA, Inc., Class A*	7,045	277,573
		1,733,596
Thrifts & Mortgage Finance - 0.6%
Essent Group Ltd.	5,767	246,770
MGIC Investment Corp.	16,727	233,007
New York Community Bancorp, Inc.	24,282	242,334
		722,111
Trading Companies & Distributors - 0.9%
GATX Corp.	1,854	200,139
MSC Industrial Direct Co., Inc., Class A	2,462	209,098
Univar Solutions, Inc.*	8,928	274,268
Watsco, Inc.(b)	1,725	440,962
		1,124,467
Water Utilities - 0.5%
Essential Utilities, Inc.	12,012	555,675

TOTAL COMMON STOCKS (Cost $109,928,309)		112,316,474

SECURITIES LENDING REINVESTMENTS(c) - 0.2%

INVESTMENT COMPANIES - 0.2%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $246,710)	246,710	246,710
Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 30.4%

REPURCHASE AGREEMENTS(d) - 30.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $37,349,036
(Cost $37,348,285)	37,348,285	37,348,285

Total Investments - 122.0% (Cost $147,523,304)		149,911,469
Liabilities in excess of other assets - (22.0%)		(26,997,137)
Net Assets - 100.0%		122,914,332

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2022

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $71,368,912.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $1,025,179, collateralized in the form of cash with a value of $246,710 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $829,608 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.50%, and maturity dates ranging from June 15, 2022 – May 15, 2051. The total value of collateral is $1,076,318.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $246,710.
(d)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,078,196
Aggregate gross unrealized depreciation	(40,224,142)
Net unrealized depreciation	$(27,145,946)
Federal income tax cost	$150,765,718

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2022

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	45	6/17/2022	USD	$11,309,400	$111,178

Swap Agreementsa

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
15,156,700	5/8/2023	Bank of America NA	1.23%	S&P MidCap 400®	(2,482,114)	2,386,301	95,813	—

28,628,483	5/8/2023	BNP Paribas SA	1.28%	S&P MidCap 400®	(7,239,855)	7,132,301	107,554	—

10,018,963	4/10/2023	Citibank NA	1.23%	S&P MidCap 400®	(3,151,499)	3,119,808	31,691	—

12,689,859	3/7/2023	Goldman Sachs International	1.10%	SPDR® S&P MidCap 400® ETF Trust	(4,429,808)
15,476,079	3/7/2023	Goldman Sachs International	1.33%	S&P MidCap 400®	(2,381,366)
28,165,938					(6,811,174)	6,701,299	109,875	—
2,197,935	11/7/2022	Morgan Stanley & Co. International plc	1.38%	S&P MidCap 400®	(40,433)	36,127	4,306	—

15,868,388	3/7/2023	Societe Generale	1.10%	S&P MidCap 400®	(3,602,639)	3,573,171	29,468	—

22,205,684	3/7/2023	UBS AG	1.18%	S&P MidCap 400®	(3,075,161)	3,068,997	6,164	—

122,242,091					(26,402,875)
				Total Unrealized Depreciation	(26,402,875)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)

COMMON STOCKS(a) - 86.1%

Biotechnology - 67.7%
4D Molecular Therapeutics, Inc.*	2,748	20,857
89bio, Inc.*	1,734	5,219
Abcam plc, ADR*(b)	2,146	31,890
AC Immune SA*(b)	6,864	21,553
ACADIA Pharmaceuticals, Inc.*	13,746	221,998
Achilles Therapeutics plc, ADR*(b)	3,334	8,335
Acumen Pharmaceuticals, Inc.*	3,461	12,252
Adaptimmune Therapeutics plc, ADR*(b)	11,735	16,898
Adicet Bio, Inc.*	3,347	39,562
ADMA Biologics, Inc.*	16,744	34,325
Adverum Biotechnologies, Inc.*	8,393	7,530
Aeglea BioTherapeutics, Inc.*	4,217	6,663
Aerovate Therapeutics, Inc.*(b)	2,087	25,357
Affimed NV*	12,766	39,575
Agios Pharmaceuticals, Inc.*	4,672	90,964
Akebia Therapeutics, Inc.*	14,961	5,534
Akero Therapeutics, Inc.*	2,994	25,868
Akouos, Inc.*	2,950	9,204
Alaunos Therapeutics, Inc.*	18,483	9,570
Alector, Inc.*	7,023	62,224
Aligos Therapeutics, Inc.*	3,380	4,360
Alkermes plc*	13,855	413,572
Allakos, Inc.*	4,644	13,932
Allogene Therapeutics, Inc.*	12,223	96,928
Allovir, Inc.*(b)	5,588	21,626
Alnylam Pharmaceuticals, Inc.*	10,279	1,293,098
Alpine Immune Sciences, Inc.*	2,499	23,241
Altimmune, Inc.*	3,401	17,209
ALX Oncology Holdings, Inc.*(b)	3,474	26,646
Amarin Corp. plc, ADR*	33,730	48,908
Amgen, Inc.	30,591	7,853,933
Amicus Therapeutics, Inc.*	23,947	182,476
AnaptysBio, Inc.*	2,364	44,892
Anavex Life Sciences Corp.*(b)	6,514	59,343
Annexon, Inc.*	3,281	10,302
Apellis Pharmaceuticals, Inc.*	8,357	346,398
Applied Molecular Transport, Inc.*	3,305	10,940
Applied Therapeutics, Inc.*	2,242	3,228
Arbutus Biopharma Corp.*	11,567	28,108
Arcturus Therapeutics Holdings, Inc.*(b)	2,254	44,810
Arcutis Biotherapeutics, Inc.*	4,308	89,951
Argenx SE, ADR*	2,360	729,948
Arrowhead Pharmaceuticals, Inc.*	9,018	300,840
Ascendis Pharma A/S, ADR*	4,742	400,746
Atara Biotherapeutics, Inc.*	7,954	41,361
Athenex, Inc.*	9,348	4,475
Aurinia Pharmaceuticals, Inc.*	12,113	136,635
Autolus Therapeutics plc, ADR*(b)	4,900	13,426
Avidity Biosciences, Inc.*	4,010	55,859
Avrobio, Inc.*	3,733	3,628
Beam Therapeutics, Inc.*	5,888	207,140
BeiGene Ltd., ADR*	4,257	584,146
BELLUS Health, Inc.*	9,099	72,246
Bicycle Therapeutics plc, ADR*(b)	2,176	34,794
BioAtla, Inc.*	3,064	7,384
BioCryst Pharmaceuticals, Inc.*	15,800	147,098
Biogen, Inc.*	12,567	2,513,400
BioMarin Pharmaceutical, Inc.*	15,733	1,182,020
Biomea Fusion, Inc.*	2,490	13,670
BioNTech SE, ADR*	7,535	1,230,918
Black Diamond Therapeutics, Inc.*	3,098	5,236
Bluebird Bio, Inc.*	5,995	19,184
Blueprint Medicines Corp.*	5,063	278,465
Bolt Biotherapeutics, Inc.*	3,188	5,420
Bridgebio Pharma, Inc.*	12,622	86,208
Brooklyn ImmunoTherapeutics, Inc.*	4,913	3,294
C4 Therapeutics, Inc.*(b)	4,198	30,477
Cabaletta Bio, Inc.*	2,423	3,101
Candel Therapeutics, Inc.*(b)	2,453	9,248
Caribou Biosciences, Inc.*	5,147	42,874
Cellectis SA, ADR*	1,719	6,223
Centessa Pharmaceuticals plc, ADR*(b)	1,661	7,474
Century Therapeutics, Inc.*(b)	4,672	40,600
ChemoCentryx, Inc.*	5,988	133,353
Chimerix, Inc.*	7,428	13,965
Chinook Therapeutics, Inc.*	4,524	68,674
Clovis Oncology, Inc.*	12,164	8,458
Codiak Biosciences, Inc.*	1,913	5,337
Cogent Biosciences, Inc.*(b)	3,918	18,062
Coherus Biosciences, Inc.*	6,608	48,503
Compass Pathways plc, ADR*(b)	1,984	18,035
Connect Biopharma Holdings Ltd., ADR*(b)	4,133	3,306
Cortexyme, Inc.*	2,572	6,661
Corvus Pharmaceuticals, Inc.*	3,980	4,099
Crinetics Pharmaceuticals, Inc.*	4,567	76,497
CRISPR Therapeutics AG*	6,593	382,724
Cullinan Oncology, Inc.*(b)	3,736	39,938
CureVac NV*(b)	15,995	300,706
Curis, Inc.*	7,837	5,991
Cyteir Therapeutics, Inc.*	3,025	5,747
Cytokinetics, Inc.*(b)	7,256	289,514
CytomX Therapeutics, Inc.*	5,580	8,984
Day One Biopharmaceuticals, Inc.*(b)	5,296	32,941
Decibel Therapeutics, Inc.*(b)	2,131	4,688
Deciphera Pharmaceuticals, Inc.*	5,662	61,376
Denali Therapeutics, Inc.*	10,504	255,142
Design Therapeutics, Inc.*	4,760	59,405
Dyne Therapeutics, Inc.*	4,406	21,193
Eagle Pharmaceuticals, Inc.*	1,104	51,557
Editas Medicine, Inc.*	5,859	66,734
Eiger BioPharmaceuticals, Inc.*	3,695	25,643
Enanta Pharmaceuticals, Inc.*	1,756	70,117
Epizyme, Inc.*	13,730	5,767
Erasca, Inc.*	10,368	56,195
Evelo Biosciences, Inc.*	4,571	9,599
Exelixis, Inc.*	27,330	500,959
Fate Therapeutics, Inc.*	8,246	190,483
FibroGen, Inc.*	7,953	78,258
Forma Therapeutics Holdings, Inc.*	4,054	23,067
Frequency Therapeutics, Inc.*	2,959	3,314
G1 Therapeutics, Inc.*(b)	3,652	17,749
Galapagos NV, ADR*(b)	1,054	57,981
Gamida Cell Ltd.*	5,071	11,055
Generation Bio Co.*	4,874	27,392
Genmab A/S, ADR*(b)	3,656	110,594
Geron Corp.*(b)	32,243	44,495
Gilead Sciences, Inc.	105,535	6,843,945
Global Blood Therapeutics, Inc.*	5,533	137,993

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)

Gossamer Bio, Inc.*	6,538	46,093
Gracell Biotechnologies, Inc., ADR*(b)	5,067	16,670
Graphite Bio, Inc.*	4,966	11,670
Grifols SA, ADR	9,884	127,306
Gritstone bio, Inc.*	5,814	11,744
Halozyme Therapeutics, Inc.*(b)	11,775	541,414
Harpoon Therapeutics, Inc.*	2,800	5,768
Homology Medicines, Inc.*	4,903	7,207
Horizon Therapeutics plc*	19,400	1,739,986
Humacyte, Inc.*(b)	8,808	47,827
Icosavax, Inc.*(b)	3,339	22,672
Ideaya Biosciences, Inc.*	3,292	36,706
IGM Biosciences, Inc.*(b)	2,226	37,352
I-Mab, ADR*(b)	4,236	36,853
Imago Biosciences, Inc.*(b)	2,869	46,363
Immuneering Corp., Class A*	2,218	9,937
Immunic, Inc.*	2,386	14,793
ImmunityBio, Inc.*(b)	34,016	127,900
ImmunoGen, Inc.*	18,858	69,020
Immunovant, Inc.*	9,953	42,201
Impel Pharmaceuticals, Inc.*	1,970	13,573
Incyte Corp.*	18,941	1,437,432
Infinity Pharmaceuticals, Inc.*	7,612	5,118
Inhibrx, Inc.*	3,349	43,771
Inovio Pharmaceuticals, Inc.*(b)	17,990	33,641
Insmed, Inc.*	10,168	191,362
Instil Bio, Inc.*(b)	11,025	66,205
Intellia Therapeutics, Inc.*	6,384	294,558
Intercept Pharmaceuticals, Inc.*(b)	2,527	45,739
Ionis Pharmaceuticals, Inc.*	12,116	442,476
Iovance Biotherapeutics, Inc.*	13,440	90,720
Ironwood Pharmaceuticals, Inc.*	13,621	153,509
iTeos Therapeutics, Inc.*	3,016	52,780
IVERIC bio, Inc.*	9,892	103,272
Janux Therapeutics, Inc.*	3,558	39,601
Jounce Therapeutics, Inc.*	4,382	16,958
KalVista Pharmaceuticals, Inc.*	2,092	18,598
Kamada Ltd.*(b)	3,830	17,273
Karuna Therapeutics, Inc.*	2,549	265,912
Karyopharm Therapeutics, Inc.*	6,471	40,638
Keros Therapeutics, Inc.*	2,001	67,634
Kezar Life Sciences, Inc.*	4,850	24,492
Kiniksa Pharmaceuticals Ltd., Class A*	2,916	22,337
Kinnate Biopharma, Inc.*	3,737	29,672
Kodiak Sciences, Inc.*	4,426	32,044
Kronos Bio, Inc.*	4,840	18,005
Krystal Biotech, Inc.*	2,156	126,945
Kura Oncology, Inc.*	5,696	74,959
Kymera Therapeutics, Inc.*	4,439	63,345
Larimar Therapeutics, Inc.*	1,514	3,906
Leap Therapeutics, Inc.*(b)	7,552	8,156
Legend Biotech Corp., ADR*	4,603	194,661
Lexicon Pharmaceuticals, Inc.*	12,732	22,536
Ligand Pharmaceuticals, Inc.*	1,441	128,119
Lyell Immunopharma, Inc.*(b)	20,563	85,131
MacroGenics, Inc.*	5,244	18,197
Madrigal Pharmaceuticals, Inc.*	1,463	97,129
Magenta Therapeutics, Inc.*	5,026	5,830
MannKind Corp.*(b)	21,532	90,004
MeiraGTx Holdings plc*	3,801	31,890
Mereo Biopharma Group plc, ADR*(b)	9,962	5,035
Mersana Therapeutics, Inc.*	8,294	27,702
Merus NV*(b)	3,718	69,006
Mirati Therapeutics, Inc.*	4,745	185,814
Mirum Pharmaceuticals, Inc.*	2,620	61,282
Moderna, Inc.*	33,920	4,929,594
Molecular Templates, Inc.*(b)	4,815	4,757
Monte Rosa Therapeutics, Inc.*(b)	3,977	30,782
Morphic Holding, Inc.*	3,173	74,375
Mustang Bio, Inc.*	8,738	5,637
Myriad Genetics, Inc.*	6,843	131,659
Neoleukin Therapeutics, Inc.*	3,628	3,628
Neurocrine Biosciences, Inc.*	8,144	761,383
NextCure, Inc.*	2,362	9,212
Nkarta, Inc.*	4,139	59,726
Novavax, Inc.*(b)	6,465	357,708
Nurix Therapeutics, Inc.*	3,826	38,604
Nuvalent, Inc., Class A*(b)	3,664	32,463
ObsEva SA*(b)	7,023	12,712
Olema Pharmaceuticals, Inc.*	3,450	9,867
Omega Therapeutics, Inc.*	4,085	9,273
Oncocyte Corp.*(b)	10,134	10,945
Oncorus, Inc.*	2,207	2,626
ORIC Pharmaceuticals, Inc.*	3,368	11,249
Ovid therapeutics, Inc.*(b)	5,823	9,841
Oyster Point Pharma, Inc.*(b)	2,277	8,949
Passage Bio, Inc.*	4,627	8,329
PMV Pharmaceuticals, Inc.*	3,881	45,641
Poseida Therapeutics, Inc.*	5,369	12,188
Praxis Precision Medicines, Inc.*	3,890	32,287
Precigen, Inc.*	17,678	23,689
Precision BioSciences, Inc.*	5,196	8,729
Prelude Therapeutics, Inc.*(b)	4,073	17,107
Prometheus Biosciences, Inc.*	3,330	86,780
ProQR Therapeutics NV*(b)	6,096	4,023
Protagonist Therapeutics, Inc.*	4,140	36,266
Prothena Corp. plc*	3,992	108,702
PTC Therapeutics, Inc.*	6,110	179,451
Puma Biotechnology, Inc.*	3,845	7,459
Radius Health, Inc.*	4,052	25,649
Rallybio Corp.*(b)	2,747	37,359
RAPT Therapeutics, Inc.*	2,527	37,197
Recursion Pharmaceuticals, Inc., Class A*(b)	13,641	83,483
Regeneron Pharmaceuticals, Inc.*	8,982	5,970,695
REGENXBIO, Inc.*	3,657	76,943
Relay Therapeutics, Inc.*	9,259	150,737
Repare Therapeutics, Inc.*(b)	3,569	32,763
Replimune Group, Inc.*	4,037	58,658
REVOLUTION Medicines, Inc.*	6,344	107,721
Rhythm Pharmaceuticals, Inc.*(b)	4,299	14,789
Rigel Pharmaceuticals, Inc.*	14,623	26,468
Rocket Pharmaceuticals, Inc.*	5,516	65,365
Rubius Therapeutics, Inc.*	7,670	8,437
SAB Biotherapeutics, Inc.*(b)	3,718	7,287
Sage Therapeutics, Inc.*	5,048	157,851
Sana Biotechnology, Inc.*(b)	16,180	83,003
Sangamo Therapeutics, Inc.*	12,482	45,559
Sarepta Therapeutics, Inc.*	7,446	542,218
Scholar Rock Holding Corp.*	3,002	15,070
Seagen, Inc.*	15,702	2,130,447
Selecta Biosciences, Inc.*	12,974	11,446
Sensei Biotherapeutics, Inc.*	2,616	4,970
Sera Prognostics, Inc., Class A*	2,505	3,482
Seres Therapeutics, Inc.*	7,854	24,347

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)

Sesen Bio, Inc.*	17,056	10,454
Shattuck Labs, Inc.*	3,613	10,333
Silverback Therapeutics, Inc.*	3,004	10,484
Solid Biosciences, Inc.*	9,432	5,376
Spectrum Pharmaceuticals, Inc.*	14,020	10,479
Spero Therapeutics, Inc.*	2,764	3,262
SpringWorks Therapeutics, Inc.*	4,219	79,908
Stoke Therapeutics, Inc.*	3,146	38,098
Summit Therapeutics, Inc.*(b)	8,356	11,113
Surface Oncology, Inc.*	4,670	8,639
Sutro Biopharma, Inc.*	3,966	17,252
Syndax Pharmaceuticals, Inc.*(b)	4,494	74,151
Syros Pharmaceuticals, Inc.*	5,297	4,352
Talaris Therapeutics, Inc.*	3,536	30,445
Taysha Gene Therapies, Inc.*	3,290	8,389
TCR2 Therapeutics, Inc.*	3,268	7,582
Tenaya Therapeutics, Inc.*(b)	3,530	23,651
Tonix Pharmaceuticals Holding Corp.*(b)	1,602	3,909
Travere Therapeutics, Inc.*	5,405	125,991
Turning Point Therapeutics, Inc.*	4,254	150,464
Twist Bioscience Corp.*(b)	4,798	163,324
Ultragenyx Pharmaceutical, Inc.*	5,933	278,258
uniQure NV*	3,973	57,052
United Therapeutics Corp.*	3,859	888,882
UroGen Pharma Ltd.*(b)	1,917	10,198
Vanda Pharmaceuticals, Inc.*	4,781	46,997
Vaxcyte, Inc.*	4,815	115,512
Veracyte, Inc.*(b)	6,090	107,062
Verastem, Inc.*	15,579	19,941
Vertex Pharmaceuticals, Inc.*	21,427	5,756,364
Verve Therapeutics, Inc.*(b)	4,119	62,444
Vir Biotechnology, Inc.*	11,313	291,989
Viracta Therapeutics, Inc.*(b)	3,198	6,780
Vor BioPharma, Inc.*	3,189	13,426
Werewolf Therapeutics, Inc.*	2,358	8,937
Xencor, Inc.*	5,077	113,369
Xenon Pharmaceuticals, Inc.*	4,411	116,230
Y-mAbs Therapeutics, Inc.*	3,732	46,426
Zai Lab Ltd., ADR*	6,051	176,084
Zentalis Pharmaceuticals, Inc.*	4,870	117,416
		63,458,070
Health Care Equipment & Supplies - 0.8%
Bioventus, Inc., Class A*	5,083	50,220
Novocure Ltd.*(b)	8,929	717,713
		767,933
Health Care Providers & Services - 0.6%
23andMe Holding Co.*(b)	18,057	54,171
Castle Biosciences, Inc.*	2,173	48,393
Guardant Health, Inc.*	8,708	356,854
PetIQ, Inc.*	2,491	42,745
		502,163
Life Sciences Tools & Services - 5.1%
AbCellera Biologics, Inc.*(b)	24,279	185,006
Absci Corp.*(b)	7,918	28,901
Adaptive Biotechnologies Corp.*	12,107	94,677
Alpha Teknova, Inc.*(b)	2,395	18,322
Codex DNA, Inc.*	2,506	9,974
Codexis, Inc.*	5,567	59,456
Compugen Ltd.*(b)	7,393	13,677
Harvard Bioscience, Inc.*	3,490	12,773
Illumina, Inc.*	10,601	2,538,727
Maravai LifeSciences Holdings, Inc., Class A*	11,252	350,500
MaxCyte, Inc.*(b)	8,588	39,591
Medpace Holdings, Inc.*	3,012	431,439
NanoString Technologies, Inc.*	3,904	61,059
Nautilus Biotechnology, Inc.*(b)	10,640	38,942
Pacific Biosciences of California, Inc.*	18,963	106,762
Personalis, Inc.*	3,844	15,222
Quantum-Si, Inc.*	10,046	42,695
Rapid Micro Biosystems, Inc., Class A*	2,946	14,759
Seer, Inc.*	4,876	43,299
Singular Genomics Systems, Inc.*(b)	6,162	20,026
Syneos Health, Inc.*	8,912	658,508
		4,784,315
Pharmaceuticals - 11.9%
Aclaris Therapeutics, Inc.*	5,240	67,020
Aerie Pharmaceuticals, Inc.*	4,138	21,435
Amphastar Pharmaceuticals, Inc.*	4,092	151,977
Aquestive Therapeutics, Inc.*(b)	3,434	3,413
Arvinas, Inc.*	4,536	189,106
AstraZeneca plc, ADR	50,254	3,340,886
ATAI Life Sciences NV*(b)	13,707	54,554
Atea Pharmaceuticals, Inc.*	7,117	56,082
Athira Pharma, Inc.*	3,194	29,002
Avadel Pharmaceuticals plc, ADR*(b)	5,011	11,074
Axsome Therapeutics, Inc.*	3,222	80,550
Cara Therapeutics, Inc.*	4,576	38,072
Clearside Biomedical, Inc.*	5,102	6,633
Collegium Pharmaceutical, Inc.*	2,854	44,579
Cymabay Therapeutics, Inc.*	7,240	14,190
Edgewise Therapeutics, Inc.*(b)	4,234	26,463
Endo International plc*	19,981	10,544
Esperion Therapeutics, Inc.*	5,372	30,620
Evolus, Inc.*	4,752	61,301
EyePoint Pharmaceuticals, Inc.*	2,904	28,024
Fulcrum Therapeutics, Inc.*(b)	3,467	24,685
Harmony Biosciences Holdings, Inc.*	5,034	219,482
Harrow Health, Inc.*(b)	2,300	16,629
HUTCHMED China Ltd., ADR*	4,900	51,548
Ikena Oncology, Inc.*	3,070	11,973
Innoviva, Inc.*(b)	5,949	90,246
Intra-Cellular Therapies, Inc.*	7,903	453,632
Jazz Pharmaceuticals plc*	5,256	786,718
KemPharm, Inc.*	2,993	13,858
Landos Biopharma, Inc.*	3,441	2,499
Marinus Pharmaceuticals, Inc.*	3,144	15,248
Nektar Therapeutics*	15,782	54,921
NGM Biopharmaceuticals, Inc.*	6,660	92,174
NRX Pharmaceuticals, Inc.*(b)	5,699	3,188
Ocular Therapeutix, Inc.*	6,563	20,542
Omeros Corp.*	5,348	13,263
Optinose, Inc.*(b)	7,029	14,445
Pacira BioSciences, Inc.*	3,835	242,564
Paratek Pharmaceuticals, Inc.*	4,292	8,112
Phathom Pharmaceuticals, Inc.*	3,341	23,955
Phibro Animal Health Corp., Class A	1,739	33,406
Pliant Therapeutics, Inc.*	3,086	17,374
Provention Bio, Inc.*(b)	5,419	22,326

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Rain Therapeutics, Inc.*	1,602	3,717
Rani Therapeutics Holdings, Inc., Class A*(b)	2,085	23,769
Reata Pharmaceuticals, Inc., Class A*	2,692	76,130
Redhill Biopharma Ltd., ADR*(b)	4,481	5,019
Relmada Therapeutics, Inc.*	2,371	44,551
Revance Therapeutics, Inc.*	6,110	83,585
Royalty Pharma plc, Class A	37,023	1,523,126
Sanofi, ADR(b)	23,655	1,259,629
SIGA Technologies, Inc.	6,338	69,338
Supernus Pharmaceuticals, Inc.*	4,548	126,753
Terns Pharmaceuticals, Inc.*	2,161	3,739
TherapeuticsMD, Inc.*(b)	727	7,219
Theravance Biopharma, Inc.*	6,387	56,078
Tricida, Inc.*(b)	4,713	39,306
Verrica Pharmaceuticals, Inc.*(b)	2,361	4,557
Viatris, Inc.	103,432	1,269,111
WaVe Life Sciences Ltd.*	5,031	7,043
Xeris Biopharma Holdings, Inc.*(b)	11,554	25,534
		11,126,517
TOTAL COMMON STOCKS (Cost $118,471,815)		80,638,998

Investments	Number of Rights	Value ($)

RIGHTS - 0.0%(c)

Biotechnology - 0.0%(c)
Achillion Pharmaceuticals, Inc., CVR*(d)(e) (Cost $11,641)	25,307	11,641

Investments	Shares	Value ($)

SECURITIES LENDING REINVESTMENTS(f) - 2.5%

INVESTMENT COMPANIES - 2.5%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $2,366,248)	2,366,248	2,366,248

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 9.3%

REPURCHASE AGREEMENTS(g) - 9.3%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $8,683,637 (Cost $8,683,464)	8,683,464	8,683,464

Total Investments - 97.9% (Cost $129,533,168)		91,700,351
Other assets less liabilities - 2.1%		1,984,742
Net Assets - 100.0%		93,685,093
*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $33,127,644.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $3,413,879, collateralized in the form of cash with a value of $2,366,248 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,292,500 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 4.63%, and maturity dates ranging from June 15, 2022 – May 15, 2052. The total value of collateral is $3,658,748.
(c)	Represents less than 0.05% of net assets.
(d)	Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $11,641, which represents approximately 0.01% of net assets of the Fund.
(e)	Illiquid security.
(f)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $2,366,248.
(g)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
Abbreviations
ADR	American Depositary Receipt
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,586,698
Aggregate gross unrealized depreciation	(94,764,936)
Net unrealized depreciation	$(91,178,238)
Federal income tax cost	$130,490,481

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2022

Swap Agreementsa

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
16,807,255	5/8/2023	Bank of America NA	0.98%	NASDAQ Biotechnology Index®	(10,819,012)	—	10,819,012	—
13,612,058	11/6/2023	BNP Paribas SA	1.13%	NASDAQ Biotechnology Index®	(119,111)	119,111	—	—
16,766,433	4/10/2023	Citibank NA	0.98%	NASDAQ Biotechnology Index®	(11,346,311)	—	11,346,311	—
18,878,010	3/7/2023	Goldman Sachs International	1.43%	NASDAQ Biotechnology Index®	(10,086,401)	2,108,500	7,977,901	—
3,733,296	11/7/2022	Morgan Stanley & Co. International plc	1.28%	NASDAQ Biotechnology Index®	(1,476,525)	329,744	1,146,781	—
24,823,080	3/7/2023	Societe Generale	1.18%	NASDAQ Biotechnology Index®	(9,083,315)	—	9,083,315	—
12,662,034	3/7/2023	UBS AG	0.83%	NASDAQ Biotechnology Index®	(9,457,433)	—	9,457,433	—
107,282,166					(52,388,108)
				Total Unrealized Depreciation	(52,388,108)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
COMMON STOCKS(a) - 71.1%

Aerospace & Defense - 0.5%
AAR Corp.*	1,798	86,700
Aerojet Rocketdyne Holdings, Inc.*	3,976	161,982
AeroVironment, Inc.*	1,193	109,708
AerSale Corp.*(b)	842	11,670
Astronics Corp.*	1,322	13,881
Byrna Technologies, Inc.*	990	7,979
Cadre Holdings, Inc.	332	8,363
Ducommun, Inc.*	580	26,477
Kaman Corp.	1,465	53,048
Kratos Defense & Security Solutions, Inc.*	6,509	93,860
Maxar Technologies, Inc.	3,857	115,170
Moog, Inc., Class A	1,534	124,852
National Presto Industries, Inc.	269	18,182
Park Aerospace Corp.	1,035	12,606
Parsons Corp.*	1,396	54,500
Triumph Group, Inc.*	3,375	51,638
Vectrus, Inc.*	611	21,886
		972,502
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc.*	3,129	94,559
Atlas Air Worldwide Holdings, Inc.*	1,523	106,168
Forward Air Corp.	1,417	132,050
Hub Group, Inc., Class A*	1,758	128,299
Radiant Logistics, Inc.*	2,106	13,963
		475,039
Airlines - 0.2%
Allegiant Travel Co.*	808	120,756
Frontier Group Holdings, Inc.*(b)	1,844	19,823
Hawaiian Holdings, Inc.*	2,677	47,517
Mesa Air Group, Inc.*	1,836	5,637
SkyWest, Inc.*	2,646	71,336
Spirit Airlines, Inc.*	5,211	109,170
Sun Country Airlines Holdings, Inc.*	1,708	40,394
		414,633
Auto Components - 0.9%
Adient plc*	5,026	177,870
American Axle & Manufacturing Holdings, Inc.*	5,981	48,506
Cooper-Standard Holdings, Inc.*	889	4,996
Dana, Inc.	7,710	127,678
Dorman Products, Inc.*	1,402	141,672
Fox Factory Holding Corp.*	2,239	183,643
Gentherm, Inc.*	1,770	122,024
Goodyear Tire & Rubber Co. (The)*	14,660	189,407
LCI Industries	1,312	156,810
Modine Manufacturing Co.*	2,657	31,406
Motorcar Parts of America, Inc.*	995	14,756
Patrick Industries, Inc.(b)	1,205	72,432
Standard Motor Products, Inc.	1,110	44,344
Stoneridge, Inc.*	1,379	28,518
Tenneco, Inc., Class A*	3,602	62,351
Visteon Corp.*	1,472	165,173
XL Fleet Corp.*	6,365	7,702
XPEL, Inc.*(c)	950	49,039
		1,628,327
Automobiles - 0.1%
Arcimoto, Inc.*(b)	1,516	6,064
Canoo, Inc.*(b)	5,643	18,904
Fisker, Inc.*(b)	8,655	89,839
Lordstown Motors Corp.*(b)	8,225	17,026
Winnebago Industries, Inc.	1,715	84,807
Workhorse Group, Inc.*(b)	8,172	25,251
		241,891
Banks - 6.6%
1st Source Corp.	884	41,566
Allegiance Bancshares, Inc.	1,003	40,371
Amalgamated Financial Corp.	727	15,798
Amerant Bancorp, Inc.	1,383	40,743
American National Bankshares, Inc.	546	19,443
Ameris Bancorp	3,536	161,206
Arrow Financial Corp.	732	24,251
Associated Banc-Corp.	7,886	163,240
Atlantic Union Bankshares Corp.	3,998	140,969
Banc of California, Inc.	2,904	55,873
BancFirst Corp.	908	82,383
Bancorp, Inc. (The)*	2,777	57,845
Bank First Corp.(b)	350	25,434
Bank of Marin Bancorp	814	26,781
Bank of NT Butterfield & Son Ltd. (The)	2,658	83,940
BankUnited, Inc.	4,540	189,136
Banner Corp.	1,808	105,063
Bar Harbor Bankshares	786	21,418
Berkshire Hills Bancorp, Inc.	2,593	67,703
Blue Ridge Bankshares, Inc.(b)	920	13,993
Brookline Bancorp, Inc.	4,068	57,644
Business First Bancshares, Inc.	1,009	22,329
Byline Bancorp, Inc.	1,320	32,974
Cadence Bank	9,583	256,154
Cambridge Bancorp	362	30,227
Camden National Corp.	770	34,080
Capital Bancorp, Inc.	418	9,798
Capital City Bank Group, Inc.	716	19,547
Capstar Financial Holdings, Inc.	1,083	22,559
Carter Bankshares, Inc.*	1,374	20,321
Cathay General Bancorp	3,854	158,438
CBTX, Inc.	977	27,766
Central Pacific Financial Corp.	1,447	34,931
Citizens & Northern Corp.	809	19,691
City Holding Co.	797	65,426
Civista Bancshares, Inc.	778	16,610
CNB Financial Corp.	853	21,436
Coastal Financial Corp.*	540	21,308
Columbia Banking System, Inc.	4,151	125,153
Community Bank System, Inc.	2,841	187,506
Community Trust Bancorp, Inc.	825	34,691
ConnectOne Bancorp, Inc.	1,973	54,376
CrossFirst Bankshares, Inc.*	2,446	32,850
Customers Bancorp, Inc.*	1,622	66,989
CVB Financial Corp.	7,258	179,853
Dime Community Bancshares, Inc.	1,781	55,995
Eagle Bancorp, Inc.	1,677	83,112
Eastern Bankshares, Inc.	9,115	177,469
Enterprise Bancorp, Inc.	488	16,480
Enterprise Financial Services Corp.	1,837	85,071
Equity Bancshares, Inc., Class A	721	23,440
Farmers National Banc Corp.	1,641	25,485
FB Financial Corp.	1,774	74,543

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Fidelity D&D Bancorp, Inc.(b)	213	8,392
Financial Institutions, Inc.	831	23,393
First Bancorp, Inc. (The)	544	16,467
First Bancorp/NC	1,822	68,270
First Bancorp/PR	10,546	157,452
First Bancshares, Inc. (The)	1,076	32,388
First Bank	827	11,826
First Busey Corp.	2,666	62,518
First Commonwealth Financial Corp.	4,988	69,882
First Community Bankshares, Inc.	882	25,402
First Financial Bancorp	4,916	103,138
First Financial Bankshares, Inc.(b)	6,892	284,226
First Financial Corp.	598	26,898
First Foundation, Inc.	2,659	59,960
First Internet Bancorp	490	18,939
First Interstate BancSystem, Inc., Class A	4,643	176,759
First Merchants Corp.	2,766	113,849
First Mid Bancshares, Inc.	881	33,170
First of Long Island Corp. (The)	1,187	22,577
Five Star Bancorp	659	17,154
Flushing Financial Corp.	1,544	35,666
Fulton Financial Corp.	8,428	133,584
German American Bancorp, Inc.	1,307	49,705
Glacier Bancorp, Inc.	5,846	283,005
Great Southern Bancorp, Inc.	538	31,930
Guaranty Bancshares, Inc.	420	15,313
Hancock Whitney Corp.	4,591	228,815
Hanmi Financial Corp.	1,621	37,834
HarborOne Bancorp, Inc.	2,499	35,711
HBT Financial, Inc.	540	9,391
Heartland Financial USA, Inc.	2,142	94,741
Heritage Commerce Corp.	3,092	35,465
Heritage Financial Corp.	1,837	47,946
Hilltop Holdings, Inc.	3,285	98,583
Home BancShares, Inc.	8,088	182,708
HomeStreet, Inc.	1,035	41,721
HomeTrust Bancshares, Inc.	799	21,445
Hope Bancorp, Inc.	6,137	89,477
Horizon Bancorp, Inc.	2,275	40,882
Independent Bank Corp.	2,435	202,836
Independent Bank Corp./MI	1,078	21,355
Independent Bank Group, Inc.	2,154	157,414
International Bancshares Corp.	2,853	119,626
Lakeland Bancorp, Inc.	3,238	50,254
Lakeland Financial Corp.	1,289	93,014
Live Oak Bancshares, Inc.	1,697	68,152
Macatawa Bank Corp.	1,391	12,895
Mercantile Bank Corp.	821	27,134
Meta Financial Group, Inc.	1,567	65,140
Metrocity Bankshares, Inc.	1,000	20,310
Metropolitan Bank Holding Corp.*	531	41,009
Mid Penn Bancorp, Inc.	751	20,630
Midland States Bancorp, Inc.	1,129	30,348
MidWestOne Financial Group, Inc.	753	22,914
MVB Financial Corp.	542	20,233
National Bank Holdings Corp., Class A	1,522	62,021
NBT Bancorp, Inc.	2,236	82,687
Nicolet Bankshares, Inc.*	646	51,590
Northrim Bancorp, Inc.	321	13,341
Northwest Bancshares, Inc.	6,487	83,617
OceanFirst Financial Corp.	3,086	62,245
OFG Bancorp	2,594	73,514
Old National Bancorp	15,609	248,183
Old Second Bancorp, Inc.	1,471	22,462
Origin Bancorp, Inc.	1,187	46,388
Orrstown Financial Services, Inc.	581	14,281
Pacific Premier Bancorp, Inc.	4,969	161,791
Park National Corp.	765	94,638
Peapack-Gladstone Financial Corp.	932	31,408
Peoples Bancorp, Inc.	1,352	38,640
Peoples Financial Services Corp.	377	19,917
Preferred Bank	722	49,464
Premier Financial Corp.	1,911	51,922
Primis Financial Corp.	1,282	17,307
QCR Holdings, Inc.	770	42,673
RBB Bancorp	743	15,945
Red River Bancshares, Inc.	241	12,375
Renasant Corp.	2,901	89,757
Republic Bancorp, Inc., Class A	491	22,561
Republic First Bancorp, Inc.*(b)	2,366	9,606
S&T Bancorp, Inc.	2,056	60,467
Sandy Spring Bancorp, Inc.	2,349	99,480
Seacoast Banking Corp. of Florida	2,905	99,467
ServisFirst Bancshares, Inc.	2,654	221,237
Sierra Bancorp	742	16,064
Silvergate Capital Corp., Class A*	1,498	117,593
Simmons First National Corp., Class A	6,593	169,506
SmartFinancial, Inc.	733	18,985
South Plains Financial, Inc.	550	13,596
Southern First Bancshares, Inc.*	394	17,769
Southside Bancshares, Inc.	1,653	66,665
SouthState Corp.	4,091	330,635
Stock Yards Bancorp, Inc.	1,281	75,579
Summit Financial Group, Inc.	597	16,346
Texas Capital Bancshares, Inc.*	2,685	151,783
Third Coast Bancshares, Inc.*	219	5,440
Tompkins Financial Corp.	748	57,005
Towne Bank	3,567	105,155
TriCo Bancshares	1,461	66,242
Triumph Bancorp, Inc.*	1,264	91,943
Trustmark Corp.	3,253	94,630
UMB Financial Corp.	2,324	214,621
United Bankshares, Inc.	6,995	262,732
United Community Banks, Inc.	5,552	174,499
Univest Financial Corp.	1,532	40,598
Valley National Bancorp	21,241	269,973
Veritex Holdings, Inc.	2,524	86,977
Washington Federal, Inc.	3,438	111,563
Washington Trust Bancorp, Inc.	911	45,732
WesBanco, Inc.	3,210	109,333
West Bancorp, Inc.	853	21,709
Westamerica Bancorp(b)	1,379	83,030
		12,025,941
Beverages - 0.3%
Celsius Holdings, Inc.*	2,866	192,280
Coca-Cola Consolidated, Inc.	246	138,983
Duckhorn Portfolio, Inc. (The)*	1,908	37,492
MGP Ingredients, Inc.	750	72,645
National Beverage Corp.	1,244	61,740
Primo Water Corp.	8,344	119,486
Zevia PBC, Class A*	543	1,330
		623,956
Biotechnology - 4.1%
2seventy bio, Inc.*	1,241	15,388

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
4D Molecular Therapeutics, Inc.*	1,486	11,279
89bio, Inc.*	520	1,565
ACADIA Pharmaceuticals, Inc.*	6,348	102,520
Acumen Pharmaceuticals, Inc.*	1,491	5,278
Adagio Therapeutics, Inc.*(b)	3,118	9,229
Adicet Bio, Inc.*	1,361	16,087
Adverum Biotechnologies, Inc.*	4,607	4,133
Aeglea BioTherapeutics, Inc.*	2,146	3,391
Aerovate Therapeutics, Inc.*(b)	689	8,371
Affimed NV*	6,151	19,068
Agenus, Inc.*	11,614	19,395
Agios Pharmaceuticals, Inc.*	2,864	55,762
Akebia Therapeutics, Inc.*	9,240	3,418
Akero Therapeutics, Inc.*	1,355	11,707
Akouos, Inc.*	1,277	3,984
Alaunos Therapeutics, Inc.*	11,104	5,750
Albireo Pharma, Inc.*	894	17,817
Aldeyra Therapeutics, Inc.*	2,573	7,951
Alector, Inc.*	3,089	27,369
Aligos Therapeutics, Inc.*	1,121	1,446
Alkermes plc*	8,502	253,785
Allakos, Inc.*	1,875	5,625
Allogene Therapeutics, Inc.*	3,603	28,572
Allovir, Inc.*	1,563	6,049
Alpine Immune Sciences, Inc.*	615	5,720
Altimmune, Inc.*	3,028	15,322
ALX Oncology Holdings, Inc.*	934	7,164
Amicus Therapeutics, Inc.*	13,945	106,261
AnaptysBio, Inc.*	1,023	19,427
Anavex Life Sciences Corp.*(b)	3,559	32,423
Anika Therapeutics, Inc.*	760	16,522
Annexon, Inc.*	1,637	5,140
Apellis Pharmaceuticals, Inc.*	3,726	154,443
Applied Molecular Transport, Inc.*	1,324	4,382
Applied Therapeutics, Inc.*	933	1,344
AquaBounty Technologies, Inc.*	3,467	5,166
Arbutus Biopharma Corp.*(b)	4,827	11,730
Arcellx, Inc.*	478	5,789
Arcturus Therapeutics Holdings, Inc.*(b)	1,124	22,345
Arcus Biosciences, Inc.*	2,379	45,082
Arcutis Biotherapeutics, Inc.*	1,467	30,631
Ardelyx, Inc.*	5,121	3,361
Arrowhead Pharmaceuticals, Inc.*	5,438	181,412
Atara Biotherapeutics, Inc.*	4,611	23,977
Athenex, Inc.*	4,581	2,193
Athersys, Inc.*	11,281	2,482
Atossa Therapeutics, Inc.*	6,205	6,033
Atreca, Inc., Class A*	1,375	2,310
Aura Biosciences, Inc.*	300	5,241
Avalo Therapeutics, Inc.*	3,293	1,186
Avid Bioservices, Inc.*	3,204	42,837
Avidity Biosciences, Inc.*	1,999	27,846
Avita Medical, Inc.*	1,280	7,296
Avrobio, Inc.*	2,006	1,950
Beam Therapeutics, Inc.*	2,719	95,654
Beyondspring, Inc.*	1,188	1,628
BioAtla, Inc.*	819	1,974
BioCryst Pharmaceuticals, Inc.*	9,541	88,827
Biohaven Pharmaceutical Holding Co. Ltd.*	2,946	423,429
Biomea Fusion, Inc.*	1,142	6,270
Bioxcel Therapeutics, Inc.*(b)	913	10,682
Black Diamond Therapeutics, Inc.*	1,206	2,038
Bluebird Bio, Inc.*	3,576	11,443
Blueprint Medicines Corp.*	3,096	170,280
Bolt Biotherapeutics, Inc.*	1,216	2,067
Bridgebio Pharma, Inc.*	5,619	38,378
Brooklyn ImmunoTherapeutics, Inc.*	1,567	1,051
C4 Therapeutics, Inc.*(b)	2,043	14,832
Cardiff Oncology, Inc.*	2,016	2,722
CareDx, Inc.*	2,683	67,477
Caribou Biosciences, Inc.*	2,694	22,441
Catalyst Pharmaceuticals, Inc.*	5,146	37,051
Celcuity, Inc.*	517	3,381
Celldex Therapeutics, Inc.*	2,448	57,577
CEL-SCI Corp.*	1,919	7,004
Century Therapeutics, Inc.*(b)	921	8,004
Cerevel Therapeutics Holdings, Inc.*(b)	2,159	56,415
ChemoCentryx, Inc.*	2,870	63,915
Chimerix, Inc.*	3,863	7,262
Chinook Therapeutics, Inc.*	2,143	32,531
Clene, Inc.*	1,082	2,359
Clovis Oncology, Inc.*(b)	6,005	4,175
Codiak Biosciences, Inc.*	839	2,341
Cogent Biosciences, Inc.*(b)	1,970	9,082
Coherus Biosciences, Inc.*	3,444	25,279
Cortexyme, Inc.*	1,055	2,732
Crinetics Pharmaceuticals, Inc.*	2,444	40,937
Cue Biopharma, Inc.*	1,628	6,300
Cullinan Oncology, Inc.*(b)	1,370	14,645
Curis, Inc.*	4,591	3,509
Cyteir Therapeutics, Inc.*	991	1,883
Cytokinetics, Inc.*	4,202	167,660
CytomX Therapeutics, Inc.*	3,423	5,511
Day One Biopharmaceuticals, Inc.*(b)	1,207	7,508
Deciphera Pharmaceuticals, Inc.*	2,109	22,862
Denali Therapeutics, Inc.*	4,822	117,126
DermTech, Inc.*(b)	1,282	8,512
Design Therapeutics, Inc.*	1,413	17,634
Dynavax Technologies Corp.*	5,720	67,839
Dyne Therapeutics, Inc.*	1,588	7,638
Eagle Pharmaceuticals, Inc.*	607	28,347
Editas Medicine, Inc.*	3,628	41,323
Eiger BioPharmaceuticals, Inc.*	1,704	11,826
Eliem Therapeutics, Inc.*	315	1,206
Emergent BioSolutions, Inc.*	2,596	85,564
Enanta Pharmaceuticals, Inc.*	1,040	41,527
Entrada Therapeutics, Inc.*	552	3,732
Epizyme, Inc.*	7,593	3,189
Erasca, Inc.*(b)	3,383	18,336
Evelo Biosciences, Inc.*	1,607	3,375
Exagen, Inc.*	541	2,705
Fate Therapeutics, Inc.*	4,302	99,376
FibroGen, Inc.*	4,561	44,880
Finch Therapeutics Group, Inc.*	394	934
Foghorn Therapeutics, Inc.*(b)	1,035	13,352
Forma Therapeutics Holdings, Inc.*	1,801	10,248
Forte Biosciences, Inc.*	597	788
Fortress Biotech, Inc.*	3,892	3,353
Frequency Therapeutics, Inc.*	1,710	1,915
G1 Therapeutics, Inc.*(b)	2,098	10,196
Gemini Therapeutics, Inc.*	1,157	1,481
Generation Bio Co.*	2,324	13,061
Geron Corp.*(b)	16,149	22,286

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Global Blood Therapeutics, Inc.*	3,290	82,053
Gossamer Bio, Inc.*	3,292	23,209
Graphite Bio, Inc.*	1,567	3,682
Greenwich Lifesciences, Inc.*	221	1,711
Gritstone bio, Inc.*	2,263	4,571
GT Biopharma, Inc.*	933	2,575
Halozyme Therapeutics, Inc.*	7,336	337,309
Harpoon Therapeutics, Inc.*	992	2,044
Heron Therapeutics, Inc.*(b)	4,896	16,157
Homology Medicines, Inc.*	2,220	3,263
Hookipa Pharma, Inc.*	1,013	1,742
Humanigen, Inc.*	2,584	5,633
iBio, Inc.*	11,458	2,761
Icosavax, Inc.*(b)	1,850	12,562
Ideaya Biosciences, Inc.*(b)	1,732	19,312
IGM Biosciences, Inc.*	438	7,350
Imago Biosciences, Inc.*(b)	1,064	17,194
Immuneering Corp., Class A*	998	4,471
Immunic, Inc.*	995	6,169
ImmunityBio, Inc.*(b)	3,678	13,829
ImmunoGen, Inc.*	11,400	41,724
Immunovant, Inc.*	2,151	9,120
Impel Pharmaceuticals, Inc.*	334	2,301
Infinity Pharmaceuticals, Inc.*	4,632	3,115
Inhibrx, Inc.*	1,484	19,396
Inovio Pharmaceuticals, Inc.*(b)	10,963	20,501
Inozyme Pharma, Inc.*(b)	763	2,815
Insmed, Inc.*	6,263	117,870
Instil Bio, Inc.*(b)	2,868	17,222
Intellia Therapeutics, Inc.*	3,701	170,764
Intercept Pharmaceuticals, Inc.*(b)	1,323	23,946
Ironwood Pharmaceuticals, Inc.*	7,788	87,771
iTeos Therapeutics, Inc.*	1,070	18,725
IVERIC bio, Inc.*	6,096	63,642
Janux Therapeutics, Inc.*	935	10,407
Jounce Therapeutics, Inc.*	1,745	6,753
KalVista Pharmaceuticals, Inc.*	1,190	10,579
Karuna Therapeutics, Inc.*	1,178	122,889
Karyopharm Therapeutics, Inc.*	3,800	23,864
Keros Therapeutics, Inc.*	828	27,986
Kezar Life Sciences, Inc.*	2,008	10,140
Kiniksa Pharmaceuticals Ltd., Class A*	1,546	11,842
Kinnate Biopharma, Inc.*	1,364	10,830
Kodiak Sciences, Inc.*	1,775	12,851
Kronos Bio, Inc.*	2,055	7,645
Krystal Biotech, Inc.*	1,065	62,707
Kura Oncology, Inc.*	3,363	44,257
Kymera Therapeutics, Inc.*	1,823	26,014
Lexicon Pharmaceuticals, Inc.*	3,708	6,563
Ligand Pharmaceuticals, Inc.*	797	70,861
Lineage Cell Therapeutics, Inc.*	6,648	8,310
Lyell Immunopharma, Inc.*(b)	7,867	32,569
MacroGenics, Inc.*	3,179	11,031
Madrigal Pharmaceuticals, Inc.*	621	41,228
Magenta Therapeutics, Inc.*	1,583	1,836
MannKind Corp.*(b)	13,084	54,691
MEI Pharma, Inc.*	6,774	3,227
MeiraGTx Holdings plc*	1,577	13,231
Mersana Therapeutics, Inc.*	3,786	12,645
MiMedx Group, Inc.*	5,886	23,014
MiNK Therapeutics, Inc.*	98	152
Mirum Pharmaceuticals, Inc.*	185	4,327
Molecular Templates, Inc.*(b)	1,960	1,936
Monte Rosa Therapeutics, Inc.*(b)	1,529	11,834
Morphic Holding, Inc.*	1,126	26,393
Mustang Bio, Inc.*	3,944	2,544
Myriad Genetics, Inc.*	4,217	81,135
Neoleukin Therapeutics, Inc.*	1,863	1,863
NexImmune, Inc.*	936	2,134
Nkarta, Inc.*	745	10,750
Nurix Therapeutics, Inc.*	1,658	16,729
Nuvalent, Inc., Class A*(b)	973	8,621
Ocugen, Inc.*(b)	9,791	23,205
Olema Pharmaceuticals, Inc.*	1,355	3,875
Omega Therapeutics, Inc.*	1,182	2,683
Oncocyte Corp.*	3,187	3,442
Oncorus, Inc.*	1,077	1,282
Oncternal Therapeutics, Inc.*	2,344	3,469
Organogenesis Holdings, Inc.*	3,672	20,600
ORIC Pharmaceuticals, Inc.*	1,675	5,595
Outlook Therapeutics, Inc.*(b)	6,038	6,944
Oyster Point Pharma, Inc.*(b)	598	2,350
Passage Bio, Inc.*	1,964	3,535
PMV Pharmaceuticals, Inc.*	1,388	16,323
Portage Biotech, Inc.*	259	2,590
Poseida Therapeutics, Inc.*	1,519	3,448
Praxis Precision Medicines, Inc.*	1,773	14,716
Precigen, Inc.*	5,022	6,729
Precision BioSciences, Inc.*	2,671	4,487
Prelude Therapeutics, Inc.*	577	2,423
Prometheus Biosciences, Inc.*	1,588	41,383
Protagonist Therapeutics, Inc.*	2,367	20,735
Prothena Corp. plc*	1,914	52,118
PTC Therapeutics, Inc.*	3,679	108,052
Puma Biotechnology, Inc.*	1,713	3,323
Pyxis Oncology, Inc.*	560	1,383
Radius Health, Inc.*	2,478	15,686
Rallybio Corp.*(b)	955	12,988
RAPT Therapeutics, Inc.*	1,129	16,619
Recursion Pharmaceuticals, Inc., Class A*	6,097	37,314
REGENXBIO, Inc.*	2,088	43,932
Relay Therapeutics, Inc.*	3,716	60,496
Reneo Pharmaceuticals, Inc.*	456	944
Replimune Group, Inc.*	1,599	23,233
REVOLUTION Medicines, Inc.*	3,152	53,521
Rhythm Pharmaceuticals, Inc.*(b)	2,335	8,032
Rigel Pharmaceuticals, Inc.*	9,052	16,384
Rocket Pharmaceuticals, Inc.*	2,181	25,845
Rubius Therapeutics, Inc.*	2,438	2,682
Sana Biotechnology, Inc.*(b)	4,582	23,506
Sangamo Therapeutics, Inc.*	6,293	22,969
Scholar Rock Holding Corp.*	1,492	7,490
Selecta Biosciences, Inc.*	4,883	4,308
Sensei Biotherapeutics, Inc.*	1,106	2,101
Sera Prognostics, Inc., Class A*	411	571
Seres Therapeutics, Inc.*	3,689	11,436
Sesen Bio, Inc.*	10,664	6,536
Shattuck Labs, Inc.*	1,412	4,038
Sigilon Therapeutics, Inc.*	801	607
Silverback Therapeutics, Inc.*	1,083	3,780
Solid Biosciences, Inc.*	3,153	1,797
Sorrento Therapeutics, Inc.*(b)	15,842	25,981
Spectrum Pharmaceuticals, Inc.*	8,638	6,456
Spero Therapeutics, Inc.*	1,283	1,514
SpringWorks Therapeutics, Inc.*	1,552	29,395
Spruce Biosciences, Inc.*	457	713

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
SQZ Biotechnologies Co.*	1,207	4,285
Stoke Therapeutics, Inc.*	1,006	12,183
Summit Therapeutics, Inc.*	1,396	1,857
Surface Oncology, Inc.*	1,869	3,458
Sutro Biopharma, Inc.*	2,292	9,970
Syndax Pharmaceuticals, Inc.*	2,591	42,752
Syros Pharmaceuticals, Inc.*	3,050	2,506
Talaris Therapeutics, Inc.*	1,128	9,712
Taysha Gene Therapies, Inc.*	1,204	3,070
TCR2 Therapeutics, Inc.*	1,619	3,756
Tenaya Therapeutics, Inc.*(b)	1,514	10,144
TG Therapeutics, Inc.*	6,878	30,401
Tonix Pharmaceuticals Holding Corp.*(b)	829	2,023
Travere Therapeutics, Inc.*	3,132	73,007
Trevena, Inc.*	8,660	2,700
Turning Point Therapeutics, Inc.*	2,445	86,480
Twist Bioscience Corp.*	2,935	99,907
Tyra Biosciences, Inc.*(b)	619	4,228
UroGen Pharma Ltd.*	1,033	5,496
Vanda Pharmaceuticals, Inc.*	2,902	28,527
Vaxart, Inc.*(b)	6,484	23,602
Vaxcyte, Inc.*	2,260	54,217
VBI Vaccines, Inc.*(b)	9,994	9,145
Vera Therapeutics, Inc.*(b)	730	10,614
Veracyte, Inc.*(b)	3,571	62,778
Verastem, Inc.*	9,138	11,697
Vericel Corp.*	2,458	66,735
Verve Therapeutics, Inc.*(b)	1,930	29,259
Vigil Neuroscience, Inc.*	352	1,024
Viking Therapeutics, Inc.*	3,627	8,052
Vincerx Pharma, Inc.*	865	1,410
Vir Biotechnology, Inc.*	3,185	82,205
Viracta Therapeutics, Inc.*	1,920	4,070
VistaGen Therapeutics, Inc.*(b)	10,282	11,824
Vor BioPharma, Inc.*	998	4,202
Werewolf Therapeutics, Inc.*	1,401	5,310
XBiotech, Inc.	805	4,428
Xencor, Inc.*	3,001	67,012
Xilio Therapeutics, Inc.*	398	1,194
XOMA Corp.*	317	5,773
Y-mAbs Therapeutics, Inc.*	1,855	23,076
Zentalis Pharmaceuticals, Inc.*	1,935	46,653
		7,474,022
Building Products - 1.0%
AAON, Inc.	2,221	119,001
American Woodmark Corp.*	875	45,570
Apogee Enterprises, Inc.	1,289	53,622
Caesarstone Ltd.	1,204	10,968
Cornerstone Building Brands, Inc.*	2,905	71,318
CSW Industrials, Inc.	801	85,002
Gibraltar Industries, Inc.*	1,736	72,495
Griffon Corp.	2,736	87,744
Insteel Industries, Inc.	990	40,996
JELD-WEN Holding, Inc.*	4,846	91,250
Masonite International Corp.*	1,267	116,349
PGT Innovations, Inc.*	3,054	61,385
Quanex Building Products Corp.	1,777	36,144
Resideo Technologies, Inc.*	7,666	181,071
Simpson Manufacturing Co., Inc.	2,310	250,289
UFP Industries, Inc.	3,193	246,500
View, Inc.*(b)	5,199	6,603
Zurn Water Solutions Corp.	6,437	185,514
		1,761,821
Capital Markets - 1.1%
Artisan Partners Asset Management, Inc., Class A	3,102	119,148
AssetMark Financial Holdings, Inc.*	967	20,201
Associated Capital Group, Inc., Class A	99	3,919
B Riley Financial, Inc.	1,072	58,263
BGC Partners, Inc., Class A	16,770	54,670
BlackRock Capital Investment Corp.	2	8
Blucora, Inc.*	2,591	45,835
Brightsphere Investment Group, Inc.	1,711	34,887
Cohen & Steers, Inc.	1,317	100,369
Cowen, Inc., Class A(b)	1,401	37,183
Diamond Hill Investment Group, Inc.	165	30,878
Donnelley Financial Solutions, Inc.*	1,561	48,563
Federated Hermes, Inc.	4,940	167,812
Focus Financial Partners, Inc., Class A*	3,445	129,876
GAMCO Investors, Inc., Class A(b)	267	5,489
GCM Grosvenor, Inc., Class A(b)	2,359	19,320
Greenhill & Co., Inc.	739	9,090
Hamilton Lane, Inc., Class A	1,848	128,528
Hercules Capital, Inc.	6	84
Houlihan Lokey, Inc.	2,713	233,155
Moelis & Co., Class A	3,238	151,927
Open Lending Corp., Class A*	5,527	72,735
Oppenheimer Holdings, Inc., Class A	484	17,284
Piper Sandler Cos.	930	122,565
PJT Partners, Inc., Class A	1,259	95,483
Prospect Capital Corp.	3	23
Pzena Investment Management, Inc., Class A	883	6,243
Sculptor Capital Management, Inc.	1,174	14,111
StepStone Group, Inc., Class A	2,434	66,351
StoneX Group, Inc.*	909	68,239
Value Line, Inc.(b)	47	3,319
Virtus Investment Partners, Inc.	390	75,137
WisdomTree Investments, Inc.	7,140	42,483
		1,983,178
Chemicals - 1.6%
AdvanSix, Inc.	1,446	66,993
American Vanguard Corp.	1,561	38,526
Amyris, Inc.*(b)	9,369	23,891
Aspen Aerogels, Inc.*	1,167	20,446
Avient Corp.	4,827	237,488
Balchem Corp.	1,714	213,273
Cabot Corp.	2,979	225,242
Chase Corp.	393	31,750
Danimer Scientific, Inc.*(b)	4,802	21,081
Ecovyst, Inc.	3,153	32,381
FutureFuel Corp.	1,369	9,843
GCP Applied Technologies, Inc.*	3,557	110,694
Hawkins, Inc.	1,017	36,775
HB Fuller Co.	2,810	199,735
Ingevity Corp.*	2,105	146,676
Innospec, Inc.	1,300	132,639
Intrepid Potash, Inc.*	532	35,043
Koppers Holdings, Inc.	1,099	29,783

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Kronos Worldwide, Inc.	1,184	22,555
Livent Corp.*(b)	8,586	272,949
Marrone Bio Innovations, Inc.*	5,365	6,277
Minerals Technologies, Inc.	1,764	116,883
Orion Engineered Carbons SA	3,219	62,159
PureCycle Technologies, Inc.*(b)	3,028	25,859
Quaker Chemical Corp.	719	112,452
Rayonier Advanced Materials, Inc.*	3,279	12,624
Schweitzer-Mauduit International, Inc.	1,659	44,992
Sensient Technologies Corp.	2,243	196,128
Stepan Co.	1,146	128,478
Tredegar Corp.	1,393	16,869
Trinseo plc	2,066	97,701
Tronox Holdings plc, Class A	6,077	109,447
Valhi, Inc.	124	5,751
Zymergen, Inc.*	4,254	6,041
		2,849,424
Commercial Services & Supplies - 1.3%
ABM Industries, Inc.	3,565	172,368
ACCO Brands Corp.	4,942	37,263
Aris Water Solution, Inc., Class A	1,029	21,022
Brady Corp., Class A	2,504	121,469
BrightView Holdings, Inc.*	2,515	32,695
Brink's Co. (The)	2,544	154,751
Casella Waste Systems, Inc., Class A*	2,603	186,323
CECO Environmental Corp.*	1,647	10,310
Cimpress plc*	936	40,791
CompX International, Inc.	92	2,036
CoreCivic, Inc., REIT*	6,362	81,879
Deluxe Corp.	2,255	53,962
Ennis, Inc.	1,348	24,466
GEO Group, Inc. (The), REIT*(b)	6,247	44,416
Harsco Corp.*	4,150	34,445
Healthcare Services Group, Inc.	3,974	68,233
Heritage-Crystal Clean, Inc.*	830	22,883
HNI Corp.	2,308	88,004
Interface, Inc.	3,087	44,422
KAR Auction Services, Inc.*	6,403	102,256
Kimball International, Inc., Class B	1,913	16,337
Matthews International Corp., Class A	1,635	52,909
MillerKnoll, Inc.	3,946	119,169
Montrose Environmental Group, Inc.*	1,386	56,147
NL Industries, Inc.	448	4,113
Pitney Bowes, Inc.	9,329	43,660
SP Plus Corp.*	1,223	39,087
Steelcase, Inc., Class A	4,550	55,783
Team, Inc.*	1,388	1,638
Tetra Tech, Inc.	2,866	386,824
UniFirst Corp.	797	130,262
Viad Corp.*	1,070	32,228
VSE Corp.	558	21,684
		2,303,835
Communications Equipment - 0.5%
ADTRAN, Inc.	2,593	48,048
Aviat Networks, Inc.*	582	17,064
CalAmp Corp.*	1,879	13,642
Calix, Inc.*	2,931	108,271
Cambium Networks Corp.*	573	8,188
Casa Systems, Inc.*	1,687	7,423
Clearfield, Inc.*	603	37,265
Comtech Telecommunications Corp.	1,364	17,064
Digi International, Inc.*	1,840	40,664
DZS, Inc.*	909	15,898
EMCORE Corp.*	1,959	6,465
Extreme Networks, Inc.*	6,757	67,029
Harmonic, Inc.*	4,807	46,291
Infinera Corp.*	9,699	55,575
Inseego Corp.*	4,518	9,307
KVH Industries, Inc.*	802	6,240
NETGEAR, Inc.*	1,535	29,242
NetScout Systems, Inc.*	3,715	127,536
Plantronics, Inc.*	2,259	89,185
Ribbon Communications, Inc.*	3,720	10,528
Viavi Solutions, Inc.*	12,201	176,549
		937,474
Construction & Engineering - 1.2%
Ameresco, Inc., Class A*	1,641	96,360
API Group Corp.*	10,706	186,820
Arcosa, Inc.	2,573	136,034
Argan, Inc.	796	31,832
Comfort Systems USA, Inc.	1,893	169,840
Concrete Pumping Holdings, Inc.*(b)	1,364	7,379
Construction Partners, Inc., Class A*	2,112	48,555
Dycom Industries, Inc.*	1,561	145,345
EMCOR Group, Inc.	2,826	298,510
Fluor Corp.*	7,528	212,515
Granite Construction, Inc.(b)	2,428	79,274
Great Lakes Dredge & Dock Corp.*	3,428	50,392
IES Holdings, Inc.*	461	14,240
Infrastructure and Energy Alternatives, Inc.*	1,449	11,780
INNOVATE Corp.*(b)	2,512	6,104
Matrix Service Co.*	1,395	8,412
MYR Group, Inc.*	873	79,976
Northwest Pipe Co.*	519	17,340
NV5 Global, Inc.*	695	85,610
Primoris Services Corp.	2,835	68,834
Sterling Construction Co., Inc.*	1,479	36,398
Tutor Perini Corp.*	2,183	22,136
WillScot Mobile Mini Holdings Corp.*	11,060	395,174
		2,208,860
Construction Materials - 0.1%
Summit Materials, Inc., Class A*	6,297	171,971
United States Lime & Minerals, Inc.	99	11,773
		183,744
Consumer Finance - 0.5%
Atlanticus Holdings Corp.*	254	9,883
Curo Group Holdings Corp.	1,120	9,744
Encore Capital Group, Inc.*	1,307	79,871
Enova International, Inc.*	1,924	60,760
EZCORP, Inc., Class A*	2,654	20,117
FirstCash Holdings, Inc.	2,099	156,690
Green Dot Corp., Class A*	2,834	81,733
LendingClub Corp.*	5,314	83,536
LendingTree, Inc.*	616	38,876
Navient Corp.	8,016	128,256
Nelnet, Inc., Class A	902	76,390

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Oportun Financial Corp.*	1,125	12,668
PRA Group, Inc.*	2,301	85,137
PROG Holdings, Inc.*	3,001	87,599
Regional Management Corp.	400	19,032
World Acceptance Corp.*	228	33,760
		984,052
Containers & Packaging - 0.2%
Greif, Inc., Class A	1,364	81,117
Greif, Inc., Class B	315	18,651
Myers Industries, Inc.	1,913	45,529
O-I Glass, Inc.*	8,288	136,338
Pactiv Evergreen, Inc.	2,283	23,492
Ranpak Holdings Corp.*	1,995	24,858
TriMas Corp.	2,296	64,701
		394,686
Distributors - 0.0%(d)
Funko, Inc., Class A*	1,418	28,885
Greenlane Holdings, Inc., Class A*	967	285
		29,170
Diversified Consumer Services - 0.4%
2U, Inc.*(b)	3,850	35,882
Adtalem Global Education, Inc.*	2,624	85,595
American Public Education, Inc.*	986	13,745
Carriage Services, Inc.	811	32,740
Coursera, Inc.*	3,872	65,476
European Wax Center, Inc., Class A(b)	696	18,444
Graham Holdings Co., Class B	202	123,830
Laureate Education, Inc., Class A	5,267	67,049
OneSpaWorld Holdings Ltd.*(b)	2,836	26,658
Perdoceo Education Corp.*	3,730	40,694
PowerSchool Holdings, Inc., Class A*	2,270	29,033
Regis Corp.*	2,259	1,735
StoneMor, Inc.*	1,703	5,841
Strategic Education, Inc.	1,288	84,776
Stride, Inc.*(b)	2,202	86,120
Udemy, Inc.*	742	10,945
Vivint Smart Home, Inc.*	4,851	28,912
WW International, Inc.*	2,797	19,831
		777,306
Diversified Financial Services - 0.1%
Alerus Financial Corp.	799	20,295
A-Mark Precious Metals, Inc.	472	35,886
Banco Latinoamericano de Comercio Exterior SA, Class E	1,639	24,372
Cannae Holdings, Inc.*	4,489	90,992
		171,545
Diversified Telecommunication Services - 0.4%
Anterix, Inc.*	616	26,359
ATN International, Inc.	598	26,366
Bandwidth, Inc., Class A*(b)	1,220	25,669
Cogent Communications Holdings, Inc.	2,258	136,361
Consolidated Communications Holdings, Inc.*	3,860	25,553
EchoStar Corp., Class A*	1,973	47,411
Globalstar, Inc.*(b)	32,187	45,062
IDT Corp., Class B*	767	21,139
Iridium Communications, Inc.*	6,265	232,494
Liberty Latin America Ltd., Class A*	2,150	20,446
Liberty Latin America Ltd., Class C*	8,200	77,982
Ooma, Inc.*	1,184	16,623
Radius Global Infrastructure, Inc.*	3,819	56,903
Telesat Corp.*	385	6,441
		764,809
Electric Utilities - 0.5%
ALLETE, Inc.	2,788	172,912
MGE Energy, Inc.	1,929	153,105
Otter Tail Corp.	2,182	142,681
PNM Resources, Inc.	4,544	215,976
Portland General Electric Co.	4,766	234,725
Via Renewables, Inc.(b)	633	5,362
		924,761
Electrical Equipment - 0.7%
Advent Technologies Holdings, Inc.*	1,698	2,309
Allied Motion Technologies, Inc.	636	15,607
American Superconductor Corp.*	1,471	7,855
Array Technologies, Inc.*	6,767	74,978
Atkore, Inc.*	2,378	259,012
AZZ, Inc.	1,300	58,188
Babcock & Wilcox Enterprises, Inc.*	2,948	19,309
Beam Global*	468	6,688
Blink Charging Co.*(b)	1,935	30,824
Bloom Energy Corp., Class A*(b)	7,534	131,996
Encore Wire Corp.	1,051	131,396
EnerSys	2,198	148,849
Eos Energy Enterprises, Inc.*	2,360	3,257
FTC Solar, Inc.*(b)	2,165	8,768
FuelCell Energy, Inc.*(b)	19,619	80,438
GrafTech International Ltd.	10,635	92,312
Powell Industries, Inc.	475	12,768
Preformed Line Products Co.	163	10,104
Romeo Power, Inc.*	5,184	4,073
Stem, Inc.*	6,045	52,229
Thermon Group Holdings, Inc.*	1,747	27,498
TPI Composites, Inc.*	1,921	26,491
Vicor Corp.*	1,124	75,645
		1,280,594
Electronic Equipment, Instruments & Components - 1.7%
908 Devices, Inc.*(b)	1,111	15,465
Advanced Energy Industries, Inc.	2,008	163,572
Aeva Technologies, Inc.*(b)	5,619	18,262
Akoustis Technologies, Inc.*(b)	2,726	10,904
Arlo Technologies, Inc.*	4,474	31,676
Badger Meter, Inc.	1,552	122,825
Belden, Inc.	2,347	135,140
Benchmark Electronics, Inc.	1,865	47,539
CTS Corp.	1,699	69,098
Daktronics, Inc.*	1,966	6,567
ePlus, Inc.*	1,415	80,287
Fabrinet*	1,962	170,439
FARO Technologies, Inc.*	967	31,157
Identiv, Inc.*	1,142	14,606
II-VI, Inc.*(b)	5,622	351,375
Insight Enterprises, Inc.*	1,833	181,137
Iteris, Inc.*	2,244	6,171
Itron, Inc.*	2,395	123,606
Kimball Electronics, Inc.*	1,279	24,314
Knowles Corp.*	4,673	89,815
Luna Innovations, Inc.*	1,637	9,888

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Methode Electronics, Inc.	1,962	88,388
MicroVision, Inc.*(b)	8,710	31,356
Napco Security Technologies, Inc.*	1,536	30,121
nLight, Inc.*	2,316	28,417
Novanta, Inc.*	1,872	230,181
OSI Systems, Inc.*	882	74,018
Ouster, Inc.*(b)	6,753	14,857
PAR Technology Corp.*(b)	1,349	50,696
PC Connection, Inc.	596	26,647
Plexus Corp.*	1,490	126,352
Rogers Corp.*	995	264,053
Sanmina Corp.*	3,324	145,890
ScanSource, Inc.*	1,337	51,795
TTM Technologies, Inc.*	5,532	79,052
Velodyne Lidar, Inc.*	4,052	6,848
Vishay Intertechnology, Inc.	7,069	144,490
Vishay Precision Group, Inc.*	656	19,942
		3,116,946
Energy Equipment & Services - 1.0%
Archrock, Inc.	7,167	71,885
Bristow Group, Inc.*	1,255	39,896
Cactus, Inc., Class A	2,942	154,220
ChampionX Corp.	10,735	249,804
DMC Global, Inc.*	1,010	27,947
Dril-Quip, Inc.*	1,859	58,447
Expro Group Holdings NV*	2,458	33,601
Helix Energy Solutions Group, Inc.*	7,594	35,236
Helmerich & Payne, Inc.	5,466	275,213
Liberty Energy, Inc., Class A*	4,912	79,918
Nabors Industries Ltd.*	380	63,373
National Energy Services Reunited Corp.*	2,016	15,039
Newpark Resources, Inc.*	4,784	20,571
NexTier Oilfield Solutions, Inc.*	9,169	99,942
Oceaneering International, Inc.*	5,282	67,187
Oil States International, Inc.*	3,214	24,876
Patterson-UTI Energy, Inc.	9,887	188,644
ProPetro Holding Corp.*	4,570	59,639
RPC, Inc.*	3,578	33,490
Select Energy Services, Inc., Class A*	3,371	28,552
Solaris Oilfield Infrastructure, Inc., Class A	1,655	22,309
TETRA Technologies, Inc.*	6,508	32,670
Tidewater, Inc.*	2,175	55,354
US Silica Holdings, Inc.*	3,900	68,952
		1,806,765
Entertainment - 0.4%
AMC Entertainment Holdings, Inc., Class A*(b)	27,364	392,400
Chicken Soup For The Soul Entertainment, Inc.*	556	3,692
Cinemark Holdings, Inc.*	5,714	97,024
CuriosityStream, Inc.*	1,374	2,075
Eros STX Global Corp.*(b)	839	1,661
IMAX Corp.*	2,647	45,846
Liberty Media Corp.-Liberty Braves, Class A*	528	13,401
Liberty Media Corp.-Liberty Braves, Class C*	1,937	47,553
Lions Gate Entertainment Corp., Class A*	3,086	31,570
Lions Gate Entertainment Corp., Class B*	6,264	58,819
LiveOne, Inc.*	3,223	2,707
Madison Square Garden Entertainment Corp.*(b)	1,380	93,550
Marcus Corp. (The)*	1,214	19,023
		809,321
Equity Real Estate Investment Trusts (REITs) - 5.0%
Acadia Realty Trust	4,608	90,593
Agree Realty Corp.(b)	3,730	259,496
Alexander & Baldwin, Inc.	3,845	78,438
Alexander's, Inc.	103	24,952
American Assets Trust, Inc.	2,656	90,570
Apartment Investment and Management Co., Class A*	8,012	50,315
Apple Hospitality REIT, Inc.	11,368	189,959
Armada Hoffler Properties, Inc.	3,535	48,712
Ashford Hospitality Trust, Inc.*	903	5,093
Braemar Hotels & Resorts, Inc.	3,021	17,522
Brandywine Realty Trust	9,000	100,350
Broadstone Net Lease, Inc.	8,344	176,476
BRT Apartments Corp.	602	13,792
CareTrust REIT, Inc.	5,119	94,855
CatchMark Timber Trust, Inc., Class A	2,592	30,560
Centerspace REIT	758	62,899
Chatham Lodging Trust*	2,530	32,232
City Office REIT, Inc.	2,264	31,560
Clipper Realty, Inc.	650	5,499
Community Healthcare Trust, Inc.	1,270	47,854
Corporate Office Properties Trust	5,998	165,785
CTO Realty Growth, Inc.	319	21,019
DiamondRock Hospitality Co.*	11,107	114,291
DigitalBridge Group, Inc.*	25,728	154,883
Diversified Healthcare Trust	12,580	28,557
Easterly Government Properties, Inc.	4,599	90,278
EastGroup Properties, Inc.	2,148	347,009
Empire State Realty Trust, Inc., Class A(b)	7,594	60,752
Equity Commonwealth*	5,773	157,314
Essential Properties Realty Trust, Inc.	6,421	146,913
Farmland Partners, Inc.	1,517	22,785
Four Corners Property Trust, Inc.	4,096	112,927
Franklin Street Properties Corp.	5,381	24,322
Getty Realty Corp.	2,154	60,183
Gladstone Commercial Corp.	1,964	39,850
Gladstone Land Corp.	1,658	44,501
Global Medical REIT, Inc.	3,172	41,236
Global Net Lease, Inc.	5,530	80,019
Healthcare Realty Trust, Inc.(b)	7,824	227,444
Hersha Hospitality Trust*	1,715	18,831
Independence Realty Trust, Inc.	11,729	275,749
Indus Realty Trust, Inc.	311	19,347
Industrial Logistics Properties Trust	3,450	52,647
Innovative Industrial Properties, Inc.	1,228	163,385
iStar, Inc.	3,566	62,048
Kite Realty Group Trust	11,516	241,375
LTC Properties, Inc.	2,066	80,037
LXP Industrial Trust(b)	14,817	171,285
Macerich Co. (The)	11,335	133,186
National Health Investors, Inc.	2,322	137,346

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
National Storage Affiliates Trust	4,312	226,164
Necessity Retail REIT, Inc. (The)	6,585	52,548
NETSTREIT Corp.(b)	2,102	44,205
NexPoint Residential Trust, Inc.	1,191	87,515
Office Properties Income Trust	2,535	54,021
One Liberty Properties, Inc.	856	23,480
Outfront Media, Inc.	7,727	159,408
Paramount Group, Inc.	9,894	89,640
Pebblebrook Hotel Trust	6,895	155,206
Phillips Edison & Co., Inc.	6,052	204,195
Physicians Realty Trust	11,691	216,868
Piedmont Office Realty Trust, Inc., Class A	6,584	97,048
Plymouth Industrial REIT, Inc.	1,656	33,633
Postal Realty Trust, Inc., Class A	886	14,087
PotlatchDeltic Corp.	3,505	183,872
Preferred Apartment Communities, Inc., Class A	2,763	68,909
PS Business Parks, Inc.	1,066	200,014
Retail Opportunity Investments Corp.	6,299	113,823
RLJ Lodging Trust	8,778	117,889
RPT Realty	4,445	54,096
Ryman Hospitality Properties, Inc.*	2,855	254,923
Sabra Health Care REIT, Inc.	12,109	170,010
Safehold, Inc.	1,101	49,380
Saul Centers, Inc.	622	30,515
Seritage Growth Properties, Class A*(b)	1,977	15,875
Service Properties Trust	8,712	55,147
SITE Centers Corp.	9,191	144,483
STAG Industrial, Inc.	9,508	316,616
Summit Hotel Properties, Inc.*	5,498	48,053
Sunstone Hotel Investors, Inc.*	11,563	138,409
Tanger Factory Outlet Centers, Inc.	5,428	95,044
Terreno Realty Corp.	3,917	237,801
UMH Properties, Inc.	2,323	45,740
Uniti Group, Inc.(b)	10,453	118,537
Universal Health Realty Income Trust	678	36,388
Urban Edge Properties	6,146	115,852
Urstadt Biddle Properties, Inc., Class A	1,577	27,755
Veris Residential, Inc.*	4,656	74,915
Washington REIT	4,486	108,965
Whitestone REIT	2,443	30,024
Xenia Hotels & Resorts, Inc.*	6,043	111,131
		9,169,215
Food & Staples Retailing - 0.8%
Andersons, Inc. (The)	1,663	62,545
BJ's Wholesale Club Holdings, Inc.*	7,263	420,310
Chefs' Warehouse, Inc. (The)*	1,661	59,348
HF Foods Group, Inc.*	1,982	10,524
Ingles Markets, Inc., Class A	742	66,083
MedAvail Holdings, Inc.*	631	1,079
Natural Grocers by Vitamin Cottage, Inc.	484	8,548
Performance Food Group Co.*	8,045	348,670
PriceSmart, Inc.	1,300	102,219
Rite Aid Corp.*(b)	2,940	16,376
SpartanNash Co.	1,905	65,551
Sprouts Farmers Market, Inc.*	5,982	162,052
United Natural Foods, Inc.*	3,056	129,605
Village Super Market, Inc., Class A	451	10,707
Weis Markets, Inc.	870	63,962
		1,527,579
Food Products - 0.8%
AppHarvest, Inc.*(b)	3,700	11,692
B&G Foods, Inc.	3,400	76,874
Calavo Growers, Inc.	909	30,951
Cal-Maine Foods, Inc.	2,160	103,097
Fresh Del Monte Produce, Inc.	1,782	45,512
Hostess Brands, Inc.*	7,319	155,529
J & J Snack Foods Corp.	781	100,140
John B Sanfilippo & Son, Inc.	473	36,128
Laird Superfood, Inc.*	324	774
Lancaster Colony Corp.	1,000	121,900
Landec Corp.*	1,383	13,138
Limoneira Co.	833	9,938
Mission Produce, Inc.*	1,968	26,312
Sanderson Farms, Inc.	1,070	213,465
Seneca Foods Corp., Class A*	315	17,908
Simply Good Foods Co. (The)*	4,514	180,379
Sovos Brands, Inc.*	1,359	19,189
Tattooed Chef, Inc.*(b)	2,511	18,180
Tootsie Roll Industries, Inc.	836	27,647
TreeHouse Foods, Inc.*	2,754	113,244
Utz Brands, Inc.(b)	3,165	44,310
Vita Coco Co., Inc. (The)*(b)	592	7,258
Vital Farms, Inc.*(b)	1,301	12,880
Whole Earth Brands, Inc.*	1,977	13,523
		1,399,968
Gas Utilities - 0.9%
Brookfield Infrastructure Corp., Class A(b)	3,367	237,542
Chesapeake Utilities Corp.	912	121,816
New Jersey Resources Corp.	5,126	235,386
Northwest Natural Holding Co.	1,622	88,058
ONE Gas, Inc.	2,800	243,656
South Jersey Industries, Inc.	5,464	190,420
Southwest Gas Holdings, Inc.	3,497	325,676
Spire, Inc.	2,685	210,235
		1,652,789
Health Care Equipment & Supplies - 2.4%
Accelerate Diagnostics, Inc.*	1,746	1,062
Accuray, Inc.*	4,877	10,144
Acutus Medical, Inc.*	1,006	697
Alphatec Holdings, Inc.*	3,753	28,823
AngioDynamics, Inc.*	1,988	39,024
Apyx Medical Corp.*	1,635	9,924
Artivion, Inc.*	2,013	39,374
Asensus Surgical, Inc.*	12,399	4,860
Aspira Women's Health, Inc.*	3,844	2,268
AtriCure, Inc.*	2,373	96,415
Atrion Corp.	76	47,788
Avanos Medical, Inc.*	2,549	73,131
Axogen, Inc.*	2,046	19,785
Axonics, Inc.*	2,433	121,650
BioLife Solutions, Inc.*	551	7,560
Bioventus, Inc., Class A*	1,493	14,751
Butterfly Network, Inc.*(b)	7,090	21,625
Cardiovascular Systems, Inc.*	2,103	34,195
Cerus Corp.*	8,916	44,134
ClearPoint Neuro, Inc.*	1,003	10,993
CONMED Corp.	1,540	179,087
CryoPort, Inc.*	2,150	54,718

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Cue Health, Inc.*(b)	769	4,068
Cutera, Inc.*	936	42,111
CVRx, Inc.*	596	3,701
CytoSorbents Corp.*	2,177	4,202
DarioHealth Corp.*	717	4,768
Eargo, Inc.*	1,591	2,466
Glaukos Corp.*	2,411	98,441
Haemonetics Corp.*	2,667	168,714
Heska Corp.*	525	52,390
Inari Medical, Inc.*	1,828	120,282
Inogen, Inc.*	1,055	27,092
Integer Holdings Corp.*	1,739	138,737
Invacare Corp.*	1,781	1,663
iRadimed Corp.	331	10,820
iRhythm Technologies, Inc.*	1,566	220,571
Lantheus Holdings, Inc.*	3,576	245,028
LeMaitre Vascular, Inc.	1,002	45,811
LivaNova plc*	2,833	192,842
Lucid Diagnostics, Inc.*	261	548
Meridian Bioscience, Inc.*	2,256	62,040
Merit Medical Systems, Inc.*	2,728	167,472
Mesa Laboratories, Inc.	258	53,987
Natus Medical, Inc.*	1,784	58,497
Neogen Corp.*	5,711	151,113
Neuronetics, Inc.*	1,344	3,602
NeuroPace, Inc.*	381	2,374
Nevro Corp.*	1,840	80,187
NuVasive, Inc.*	2,741	157,361
Omnicell, Inc.*	2,323	258,225
OraSure Technologies, Inc.*	3,787	15,716
Orthofix Medical, Inc.*	1,006	27,655
OrthoPediatrics Corp.*	736	33,981
Outset Medical, Inc.*	2,483	54,129
Paragon 28, Inc.*(b)	475	8,512
PAVmed, Inc.*	3,844	3,882
PROCEPT BioRobotics Corp.*(b)	383	14,983
Pulmonx Corp.*	1,380	25,199
Pulse Biosciences, Inc.*	737	1,644
Quotient Ltd.*	4,212	1,622
Retractable Technologies, Inc.*	918	4,250
RxSight, Inc.*(b)	934	12,758
SeaSpine Holdings Corp.*	1,686	13,943
Senseonics Holdings, Inc.*(b)	22,914	26,580
Shockwave Medical, Inc.*	1,785	293,115
SI-BONE, Inc.*	1,727	25,819
Sientra, Inc.*	3,078	2,986
Sight Sciences, Inc.*	1,184	10,171
Silk Road Medical, Inc.*	1,822	60,527
STAAR Surgical Co.*	2,520	166,169
Stereotaxis, Inc.*	2,629	5,284
Surmodics, Inc.*	722	28,324
Tactile Systems Technology, Inc.*	1,010	10,262
Talis Biomedical Corp.*	784	823
TransMedics Group, Inc.*	1,376	40,138
Treace Medical Concepts, Inc.*	1,590	26,537
UFP Technologies, Inc.*	370	28,287
Utah Medical Products, Inc.	180	15,505
Vapotherm, Inc.*	1,206	3,895
Varex Imaging Corp.*	2,031	46,794
ViewRay, Inc.*	7,964	23,016
Zynex, Inc.	1,189	8,668
		4,282,295
Health Care Providers & Services - 2.1%
1Life Healthcare, Inc.*	6,098	51,650
Accolade, Inc.*	2,705	17,366
AdaptHealth Corp.*	3,796	68,290
Addus HomeCare Corp.*	812	67,802
Agiliti, Inc.*	1,246	24,073
AirSculpt Technologies, Inc.*	347	3,061
Alignment Healthcare, Inc.*	4,206	44,920
AMN Healthcare Services, Inc.*	2,502	242,444
Apollo Medical Holdings, Inc.*	2,001	75,118
Aveanna Healthcare Holdings, Inc.*	2,088	6,431
Biodesix, Inc.*	740	1,095
Brookdale Senior Living, Inc.*	9,812	55,928
Castle Biosciences, Inc.*	1,129	25,143
Community Health Systems, Inc.*	6,589	34,526
CorVel Corp.*	458	68,315
Covetrus, Inc.*	5,489	114,281
Cross Country Healthcare, Inc.*	1,911	33,729
Ensign Group, Inc. (The)	2,790	226,464
Fulgent Genetics, Inc.*	1,107	60,343
Hanger, Inc.*	1,990	31,422
HealthEquity, Inc.*	4,332	271,097
InfuSystem Holdings, Inc.*	957	9,254
Innovage Holding Corp.*(b)	972	4,714
Invitae Corp.*	10,616	38,961
Joint Corp. (The)*	732	12,210
LHC Group, Inc.*	1,623	270,489
LifeStance Health Group, Inc.*(b)	3,812	28,399
MEDNAX, Inc.*	4,040	78,053
ModivCare, Inc.*	665	63,461
National HealthCare Corp.	667	46,883
National Research Corp.	740	26,559
Ontrak, Inc.*	619	1,176
OPKO Health, Inc.*	21,182	63,546
Option Care Health, Inc.*	8,431	255,965
Owens & Minor, Inc.	3,850	134,288
Patterson Cos., Inc.	4,544	143,545
Pennant Group, Inc. (The)*	1,356	25,940
PetIQ, Inc.*	1,423	24,419
Privia Health Group, Inc.*	2,220	53,191
Progyny, Inc.*	3,422	108,169
R1 RCM, Inc.*	6,301	135,282
RadNet, Inc.*	2,411	49,498
Select Medical Holdings Corp.	5,864	142,788
Sharps Compliance Corp.*	989	4,273
Surgery Partners, Inc.*(b)	1,821	71,383
Tenet Healthcare Corp.*	5,636	364,706
Tivity Health, Inc.*	2,332	75,557
US Physical Therapy, Inc.	676	76,111
Viemed Healthcare, Inc.*	1,871	10,740
		3,843,058
Health Care Technology - 0.5%
Allscripts Healthcare Solutions, Inc.*	6,445	110,145
American Well Corp., Class A*	9,711	36,708
Computer Programs and Systems, Inc.*	745	23,758
Convey Health Solutions Holdings, Inc.*	716	4,439
Evolent Health, Inc., Class A*	4,232	119,046
Forian, Inc.*	998	3,074
Health Catalyst, Inc.*	2,772	40,610
HealthStream, Inc.*	1,348	27,459
iCAD, Inc.*	1,159	4,427
Inspire Medical Systems, Inc.*	1,422	251,452

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Multiplan Corp.*	17,295	86,475
NantHealth, Inc.*	1,419	738
NextGen Healthcare, Inc.*	2,970	53,787
OptimizeRx Corp.*	915	23,406
Phreesia, Inc.*	2,636	47,817
Schrodinger, Inc.*(b)	2,398	61,964
Simulations Plus, Inc.	810	38,459
Tabula Rasa HealthCare, Inc.*	1,191	4,335
		938,099
Hotels, Restaurants & Leisure - 1.6%
Accel Entertainment, Inc.*	2,987	32,349
Bally's Corp.*	1,726	45,118
Biglari Holdings, Inc., Class B*	33	4,347
BJ's Restaurants, Inc.*	1,198	31,471
Bloomin' Brands, Inc.	4,700	99,217
Bluegreen Vacations Holding Corp.	758	21,118
Brinker International, Inc.*	2,348	71,262
Carrols Restaurant Group, Inc.	1,769	3,255
Century Casinos, Inc.*	1,447	12,647
Cheesecake Factory, Inc. (The)	2,444	79,821
Chuy's Holdings, Inc.*	1,062	23,991
Cracker Barrel Old Country Store, Inc.	1,259	128,431
Dave & Buster's Entertainment, Inc.*	2,329	88,246
Denny's Corp.*	3,288	34,064
Dine Brands Global, Inc.	868	63,789
Drive Shack, Inc.*	4,379	7,006
EBET, Inc.*(b)	708	2,174
El Pollo Loco Holdings, Inc.*	1,003	10,391
Everi Holdings, Inc.*	4,539	81,248
F45 Training Holdings, Inc.*	1,683	10,704
Fiesta Restaurant Group, Inc.*	925	6,891
First Watch Restaurant Group, Inc.*	587	9,333
Full House Resorts, Inc.*	1,729	12,172
GAN Ltd.*	2,125	7,161
Golden Entertainment, Inc.*	915	43,261
Hall of Fame Resort & Entertainment Co.*	2,941	1,966
Hilton Grand Vacations, Inc.*	4,539	207,659
International Game Technology plc(b)	5,299	113,505
Jack in the Box, Inc.	1,125	76,837
Krispy Kreme, Inc.(b)	4,517	66,942
Kura Sushi USA, Inc., Class A*	247	9,309
Life Time Group Holdings, Inc.*	2,065	30,252
Light & Wonder, Inc.*	5,106	269,597
Lindblad Expeditions Holdings, Inc.*	1,633	23,450
Monarch Casino & Resort, Inc.*	693	47,020
Nathan's Famous, Inc.	156	7,964
NEOGAMES SA*	543	7,130
Noodles & Co.*	2,153	14,210
ONE Group Hospitality, Inc. (The)*	1,097	9,862
Papa John's International, Inc.	1,757	154,634
PlayAGS, Inc.*	1,454	8,433
Portillo's, Inc., Class A*(b)	1,214	22,544
RCI Hospitality Holdings, Inc.	471	27,191
Red Robin Gourmet Burgers, Inc.*	827	8,138
Red Rock Resorts, Inc., Class A	2,845	110,187
Rush Street Interactive, Inc.*	2,791	16,634
Ruth's Hospitality Group, Inc.	1,750	32,252
SeaWorld Entertainment, Inc.*	2,671	144,715
Shake Shack, Inc., Class A*	1,980	96,327
Sweetgreen, Inc., Class A*(b)	660	12,065
Target Hospitality Corp.*	1,320	8,382
Texas Roadhouse, Inc.	3,710	289,269
Wingstop, Inc.	1,581	125,942
Xponential Fitness, Inc., Class A*	659	12,442
		2,884,325
Household Durables - 1.2%
Aterian, Inc.*(b)	1,372	4,431
Bassett Furniture Industries, Inc.	483	7,863
Beazer Homes USA, Inc.*	1,558	25,255
Cavco Industries, Inc.*	484	107,525
Century Communities, Inc.	1,588	86,340
Ethan Allen Interiors, Inc.	1,198	27,865
Flexsteel Industries, Inc.	329	6,409
GoPro, Inc., Class A*	6,825	47,161
Green Brick Partners, Inc.*	1,630	39,642
Hamilton Beach Brands Holding Co., Class A	394	4,066
Helen of Troy Ltd.*	1,282	237,414
Hooker Furnishings Corp.	616	10,651
Hovnanian Enterprises, Inc., Class A*	273	13,975
Installed Building Products, Inc.	1,259	120,285
iRobot Corp.*	1,417	67,435
KB Home	4,210	145,203
Landsea Homes Corp.*	569	4,085
La-Z-Boy, Inc.	2,332	59,536
Legacy Housing Corp.*	425	6,655
LGI Homes, Inc.*	1,139	111,611
Lifetime Brands, Inc.	670	7,645
Lovesac Co. (The)*	676	23,545
M/I Homes, Inc.*	1,514	70,779
MDC Holdings, Inc.	3,027	115,571
Meritage Homes Corp.*	1,962	167,378
Purple Innovation, Inc.*(b)	3,049	15,794
Skyline Champion Corp.*	2,789	148,180
Snap One Holdings Corp.*(b)	939	11,597
Sonos, Inc.*	6,805	150,595
Taylor Morrison Home Corp.*	6,352	184,017
Traeger, Inc.*	1,669	7,928
Tri Pointe Homes, Inc.*	5,856	123,386
Tupperware Brands Corp.*	2,589	17,165
Universal Electronics, Inc.*	670	17,956
VOXX International Corp.*	824	6,905
Vuzix Corp.*(b)	3,108	20,202
Weber, Inc., Class A(b)	1,126	8,704
		2,230,754
Household Products - 0.2%
Central Garden & Pet Co.*	521	23,539
Central Garden & Pet Co., Class A*	2,114	89,485
Energizer Holdings, Inc.	3,537	106,075
Oil-Dri Corp. of America	275	6,537
WD-40 Co.	729	137,628
		363,264
Independent Power and Renewable Electricity Producers - 0.3%
Clearway Energy, Inc., Class A	2,668	86,870
Clearway Energy, Inc., Class C, Class C(b)	4,343	152,222
Ormat Technologies, Inc.	2,407	202,092

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Sunnova Energy International, Inc.*(b)	4,562	91,240
		532,424
Insurance - 1.4%
Ambac Financial Group, Inc.*	2,410	25,811
American Equity Investment Life Holding Co.	4,390	176,741
AMERISAFE, Inc.	1,013	51,055
Argo Group International Holdings Ltd.	1,682	71,250
Bright Health Group, Inc.*(b)	13,716	23,317
BRP Group, Inc., Class A*	2,513	63,378
Citizens, Inc.*(b)	2,651	8,801
CNO Financial Group, Inc.	6,372	131,072
Crawford & Co., Class A	868	7,118
Donegal Group, Inc., Class A	783	12,669
eHealth, Inc.*	1,305	13,703
Employers Holdings, Inc.	1,489	61,660
Enstar Group Ltd.*	665	154,233
Genworth Financial, Inc., Class A*	26,880	108,864
Goosehead Insurance, Inc., Class A	955	49,450
Greenlight Capital Re Ltd., Class A*	1,391	10,878
HCI Group, Inc.(b)	434	29,499
Heritage Insurance Holdings, Inc.	1,366	5,000
Horace Mann Educators Corp.	2,217	89,700
Investors Title Co.	68	11,283
James River Group Holdings Ltd.	1,943	49,644
Kinsale Capital Group, Inc.	1,140	250,663
Maiden Holdings Ltd.*	3,680	8,979
MBIA, Inc.*	2,535	35,515
MetroMile, Inc.*	6,042	6,344
National Western Life Group, Inc., Class A	134	28,018
NI Holdings, Inc.*	455	7,599
Palomar Holdings, Inc.*	1,303	80,981
ProAssurance Corp.	2,852	63,343
RLI Corp.	2,118	256,532
Safety Insurance Group, Inc.	765	71,038
Selective Insurance Group, Inc.	3,161	250,667
Selectquote, Inc.*	7,100	20,732
SiriusPoint Ltd.*	4,697	26,303
Stewart Information Services Corp.	1,424	79,018
Tiptree, Inc.	1,244	13,473
Trean Insurance Group, Inc.*	936	6,692
Trupanion, Inc.*	2,025	135,432
United Fire Group, Inc.	1,118	36,234
United Insurance Holdings Corp.	1,068	1,826
Universal Insurance Holdings, Inc.	1,434	18,499
		2,553,014
Interactive Media & Services - 0.3%
Cargurus, Inc.*	5,062	128,170
Cars.com, Inc.*	3,628	37,550
Eventbrite, Inc., Class A*	4,057	47,589
EverQuote, Inc., Class A*	1,040	9,308
fuboTV, Inc.*(b)	7,183	23,632
Liberty TripAdvisor Holdings, Inc., Class A*	3,854	4,008
MediaAlpha, Inc., Class A*	1,129	11,403
Outbrain, Inc.*	1,280	7,859
QuinStreet, Inc.*	2,663	29,293
Society Pass, Inc.*	196	402
TrueCar, Inc.*	5,053	16,826
Yelp, Inc.*	3,789	111,434
Ziff Davis, Inc.*	2,303	175,811
		603,285
Internet & Direct Marketing Retail - 0.3%
1-800-Flowers.com, Inc., Class A*	1,419	13,849
1stdibs.com, Inc.*(b)	1,077	6,150
aka Brands Holding Corp.*(b)	507	1,998
CarParts.com, Inc.*	2,591	19,614
Duluth Holdings, Inc., Class B*	646	8,056
Groupon, Inc.*(b)	1,249	19,297
Lands' End, Inc.*	762	8,839
Liquidity Services, Inc.*	1,222	16,570
Lulu's Fashion Lounge Holdings, Inc.*(b)	315	5,913
Overstock.com, Inc.*	2,283	70,750
PetMed Express, Inc.(b)	1,074	23,660
Porch Group, Inc.*(b)	4,043	16,657
Quotient Technology, Inc.*	4,768	19,930
RealReal, Inc. (The)*	4,235	13,891
Rent the Runway, Inc., Class A*(b)	912	3,949
Revolve Group, Inc.*	1,908	56,057
Shutterstock, Inc.	1,240	74,648
Stitch Fix, Inc., Class A*	4,322	36,607
Xometry, Inc., Class A*(b)	1,304	44,349
		460,784
IT Services - 1.1%
BigCommerce Holdings, Inc., Series 1*(b)	2,567	47,567
Brightcove, Inc.*	2,151	15,143
Cantaloupe, Inc.*	3,086	16,171
Cass Information Systems, Inc.	734	25,044
Conduent, Inc.*	8,879	47,059
CSG Systems International, Inc.	1,704	105,972
DigitalOcean Holdings, Inc.*(b)	2,691	131,455
EVERTEC, Inc.	3,217	122,053
Evo Payments, Inc., Class A*	2,517	58,017
ExlService Holdings, Inc.*	1,737	246,984
Flywire Corp.*	2,979	57,524
GreenBox POS*	968	2,546
Grid Dynamics Holdings, Inc.*	2,411	43,422
Hackett Group, Inc. (The)	1,303	26,698
I3 Verticals, Inc., Class A*	1,133	26,422
IBEX Holdings Ltd.*	305	5,460
International Money Express, Inc.*	1,712	35,301
Limelight Networks, Inc.*	6,618	23,957
LiveRamp Holdings, Inc.*	3,495	89,472
Maximus, Inc.	3,246	210,633
MoneyGram International, Inc.*	4,752	47,900
Paya Holdings, Inc.*	4,547	26,782
Perficient, Inc.*	1,724	168,797
Priority Technology Holdings, Inc.*(b)	598	3,062
Rackspace Technology, Inc.*	2,887	26,647
Remitly Global, Inc.*	660	7,227
Repay Holdings Corp.*	4,595	57,208
StarTek, Inc.*	889	3,200
TTEC Holdings, Inc.	985	66,428
Tucows, Inc., Class A*	521	25,227
Unisys Corp.*	3,482	41,540
Verra Mobility Corp.*	8,072	128,748
		1,939,666
Leisure Products - 0.4%
Acushnet Holdings Corp.	1,818	73,993
American Outdoor Brands, Inc.*	757	8,759
See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
AMMO, Inc.*(b)	4,694	20,748
Callaway Golf Co.*	6,152	133,560
Clarus Corp.	1,408	30,849
Escalade, Inc.	527	7,057
Genius Brands International, Inc.*(b)	14,958	11,368
Johnson Outdoors, Inc., Class A	276	17,987
Latham Group, Inc.*	2,273	21,616
Malibu Boats, Inc., Class A*	1,095	64,167
Marine Products Corp.	433	4,598
MasterCraft Boat Holdings, Inc.*	975	22,815
Nautilus, Inc.*	1,614	3,389
Smith & Wesson Brands, Inc.	2,532	39,195
Solo Brands, Inc., Class A*(b)	798	4,014
Sturm Ruger & Co., Inc.	908	61,644
Vista Outdoor, Inc.*	2,991	115,273
		641,032
Life Sciences Tools & Services - 0.4%
Absci Corp.*(b)	2,942	10,738
Akoya Biosciences, Inc.*	714	8,318
Alpha Teknova, Inc.*	373	2,853
Berkeley Lights, Inc.*	2,579	12,328
Bionano Genomics, Inc.*(b)	15,419	26,675
ChromaDex Corp.*	2,481	4,714
Codex DNA, Inc.*	476	1,894
Codexis, Inc.*	3,190	34,069
Cytek Biosciences, Inc.*(b)	5,169	50,191
Harvard Bioscience, Inc.*	2,083	7,624
Inotiv, Inc.*	926	14,168
IsoPlexis Corp.*	452	958
MaxCyte, Inc.*(b)	5,299	24,428
Medpace Holdings, Inc.*	1,536	220,017
NanoString Technologies, Inc.*	2,401	37,552
NeoGenomics, Inc.*	6,008	50,587
Pacific Biosciences of California, Inc.*	10,305	58,017
Personalis, Inc.*	1,903	7,536
Quanterix Corp.*	1,639	27,634
Rapid Micro Biosystems, Inc., Class A*	839	4,203
Seer, Inc.*	2,211	19,634
Singular Genomics Systems, Inc.*	2,496	8,112
Standard BioTools, Inc.*	4,040	7,636
		639,886
Machinery - 2.6%
AgEagle Aerial Systems, Inc.*	3,698	2,885
Alamo Group, Inc.	532	62,579
Albany International Corp., Class A	1,632	137,741
Altra Industrial Motion Corp.	3,430	134,490
Astec Industries, Inc.	1,202	56,218
Barnes Group, Inc.	2,514	90,580
Blue Bird Corp.*	920	11,233
Chart Industries, Inc.*	1,936	340,504
CIRCOR International, Inc.*	978	19,012
Columbus McKinnon Corp.	1,480	49,950
Commercial Vehicle Group, Inc.*	1,699	11,468
Desktop Metal, Inc., Class A*(b)	9,933	20,363
Douglas Dynamics, Inc.	1,203	37,798
Energy Recovery, Inc.*	2,207	44,604
Enerpac Tool Group Corp.	3,206	62,581
EnPro Industries, Inc.	1,095	104,857
ESCO Technologies, Inc.	1,353	89,041
Evoqua Water Technologies Corp.*	6,153	218,985
Federal Signal Corp.	3,197	112,215
Franklin Electric Co., Inc.	2,463	181,572
Gorman-Rupp Co. (The)	1,205	35,897
Greenbrier Cos., Inc. (The)	1,697	70,612
Helios Technologies, Inc.	1,712	117,135
Hillenbrand, Inc.	3,866	161,754
Hydrofarm Holdings Group, Inc.*(b)	2,092	14,414
Hyliion Holdings Corp.*(b)	6,208	22,535
Hyster-Yale Materials Handling, Inc.	533	19,694
Ideanomics, Inc.*	25,789	15,473
John Bean Technologies Corp.	1,659	201,983
Kadant, Inc.	615	113,837
Kennametal, Inc.	4,433	122,972
Lindsay Corp.	581	73,206
Luxfer Holdings plc	1,459	24,365
Manitowoc Co., Inc. (The)*	1,821	23,710
Mayville Engineering Co., Inc.*	472	4,281
Meritor, Inc.*	3,598	130,140
Miller Industries, Inc.	596	14,709
Mueller Industries, Inc.	2,979	160,419
Mueller Water Products, Inc., Class A	8,271	98,673
Nikola Corp.*(b)	12,116	85,539
NN, Inc.*	2,263	6,336
Omega Flex, Inc.	169	18,681
Park-Ohio Holdings Corp.	450	7,011
Proto Labs, Inc.*	1,475	71,080
RBC Bearings, Inc.*(b)	1,489	277,535
REV Group, Inc.	1,863	22,859
Shyft Group, Inc. (The)	1,842	40,874
SPX Corp.*	2,322	116,866
Standex International Corp.	632	58,839
Tennant Co.	983	61,182
Terex Corp.	3,635	128,643
Titan International, Inc.*	2,711	49,367
Trinity Industries, Inc.	4,096	101,827
Wabash National Corp.	2,592	39,787
Watts Water Technologies, Inc., Class A	1,457	190,619
Welbilt, Inc.*	6,934	164,128
		4,655,658
Marine - 0.2%
Costamare, Inc.	2,801	39,830
Eagle Bulk Shipping, Inc.	471	34,506
Genco Shipping & Trading Ltd.	1,704	43,026
Matson, Inc.	2,207	198,365
Safe Bulkers, Inc.	3,359	15,989
		331,716
Media - 0.7%
Advantage Solutions, Inc.*	4,050	17,415
AMC Networks, Inc., Class A*	1,543	60,578
Audacy, Inc.*	6,253	10,880
Boston Omaha Corp., Class A*	1,074	23,467
Cardlytics, Inc.*(b)	1,714	44,410
Clear Channel Outdoor Holdings, Inc.*	19,253	30,420
comScore, Inc.*	3,705	7,151
Daily Journal Corp.*	63	17,377
Digital Media Solutions, Inc.*	176	292
Emerald Holding, Inc.*	1,245	4,171
Entravision Communications Corp., Class A	3,187	16,668
EW Scripps Co. (The), Class A*	3,035	48,165

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Fluent, Inc.*	2,291	2,955
Gannett Co., Inc.*	7,456	29,302
Gray Television, Inc.	4,524	89,213
Hemisphere Media Group, Inc.*	860	5,900
iHeartMedia, Inc., Class A*	5,931	69,986
Integral Ad Science Holding Corp.*	1,709	20,816
John Wiley & Sons, Inc., Class A	2,293	121,437
Magnite, Inc.*	6,885	75,666
National CineMedia, Inc.	3,181	3,913
Scholastic Corp.	1,464	54,944
Sinclair Broadcast Group, Inc., Class A	2,439	59,097
Stagwell, Inc.*(b)	3,273	25,889
TechTarget, Inc.*	1,381	98,175
TEGNA, Inc.	11,729	256,865
Thryv Holdings, Inc.*	400	10,476
WideOpenWest, Inc.*	2,781	61,126
		1,266,754
Metals & Mining - 1.1%
Allegheny Technologies, Inc.*	6,755	185,763
Arconic Corp.*	5,661	159,244
Carpenter Technology Corp.	2,528	89,061
Century Aluminum Co.*	2,720	32,096
Coeur Mining, Inc.*	13,564	52,764
Commercial Metals Co.	6,370	253,080
Compass Minerals International, Inc.	1,812	81,413
Constellium SE*	6,590	111,305
Gatos Silver, Inc.*	2,461	7,580
Haynes International, Inc.	656	25,092
Hecla Mining Co.	28,188	133,047
Kaiser Aluminum Corp.	836	85,414
Materion Corp.	1,074	88,047
MP Materials Corp.*	4,028	158,824
Novagold Resources, Inc.*	12,575	70,294
Olympic Steel, Inc.	495	16,914
Perpetua Resources Corp.*	1,716	5,972
PolyMet Mining Corp.*(b)	1,527	4,230
Ryerson Holding Corp.	866	26,101
Schnitzer Steel Industries, Inc., Class A	1,393	56,584
SunCoke Energy, Inc.	4,400	35,596
TimkenSteel Corp.*	2,440	56,364
Warrior Met Coal, Inc.	2,733	91,883
Worthington Industries, Inc.	1,754	81,807
		1,908,475
Mortgage Real Estate Investment Trusts (REITs) - 1.0%
AFC Gamma, Inc.	797	14,282
Angel Oak Mortgage, Inc.(b)	513	7,849
Apollo Commercial Real Estate Finance, Inc.	7,444	94,762
Arbor Realty Trust, Inc.	7,628	125,252
Ares Commercial Real Estate Corp.	2,322	34,133
ARMOUR Residential REIT, Inc.(b)	4,718	35,668
Blackstone Mortgage Trust, Inc., Class A	8,340	259,457
BrightSpire Capital, Inc.	4,474	39,774
Broadmark Realty Capital, Inc.	6,810	50,326
Chicago Atlantic Real Estate Finance, Inc.	321	5,467
Chimera Investment Corp.	12,492	122,422
Dynex Capital, Inc.	1,912	31,166
Ellington Financial, Inc.	2,858	44,270
Franklin BSP Realty Trust, Inc.	1,904	29,474
Granite Point Mortgage Trust, Inc.	2,833	31,163
Great Ajax Corp.	1,146	12,090
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	4,065	154,755
Invesco Mortgage Capital, Inc.(b)	16,641	29,621
KKR Real Estate Finance Trust, Inc.	1,874	38,267
Ladder Capital Corp.	6,025	69,649
MFA Financial, Inc.	5,862	79,254
New York Mortgage Trust, Inc.	20,131	60,997
Orchid Island Capital, Inc.(b)	7,203	22,473
PennyMac Mortgage Investment Trust	5,202	84,168
Ready Capital Corp.	3,574	52,466
Redwood Trust, Inc.	6,081	62,026
TPG RE Finance Trust, Inc.	3,181	33,369
Two Harbors Investment Corp.	18,249	97,450
		1,722,050
Multiline Retail - 0.3%
Big Lots, Inc.	1,601	39,208
Dillard's, Inc., Class A(b)	291	87,731
Franchise Group, Inc.	1,499	59,465
Macy's, Inc.	15,989	378,140
		564,544
Multi-Utilities - 0.4%
Avista Corp.	3,749	162,856
Black Hills Corp.	3,395	260,261
NorthWestern Corp.	2,875	176,151
Unitil Corp.	828	47,867
		647,135
Oil, Gas & Consumable Fuels - 4.8%
Aemetis, Inc.*(b)	1,430	11,597
Alto Ingredients, Inc.*	3,783	16,834
Antero Resources Corp.*	15,172	650,575
Arch Resources, Inc.(b)	797	121,813
Berry Corp.	3,570	39,734
Brigham Minerals, Inc., Class A	2,315	70,168
California Resources Corp.	4,306	188,043
Callon Petroleum Co.*	2,552	149,190
Centennial Resource Development, Inc., Class A*(b)	9,768	77,558
Centrus Energy Corp., Class A*	520	13,307
Chesapeake Energy Corp.	5,570	542,407
Civitas Resources, Inc.(b)	2,305	175,987
Clean Energy Fuels Corp.*	8,220	45,457
CNX Resources Corp.*	10,671	231,774
Comstock Resources, Inc.*	4,851	93,624
CONSOL Energy, Inc.*	1,818	93,736
Crescent Energy Co., Class A(b)	1,565	28,280
CVR Energy, Inc.	1,565	53,883
Delek US Holdings, Inc.*	3,478	101,418
Denbury, Inc.*	2,666	194,991
DHT Holdings, Inc.(b)	7,437	44,324
Dorian LPG Ltd.	1,651	28,067
Earthstone Energy, Inc., Class A*(b)	1,638	29,517
Energy Fuels, Inc.*	8,200	52,562
Equitrans Midstream Corp.	21,678	170,606
Falcon Minerals Corp.	2,085	15,450
Frontline Ltd.*(b)	6,517	63,085
Gevo, Inc.*(b)	10,538	44,260
Golar LNG Ltd.*	5,365	135,895

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Green Plains, Inc.*	2,532	82,493
HighPeak Energy, Inc.	276	8,796
International Seaways, Inc.(b)	2,443	58,950
Kinetik Holdings, Inc.	181	15,211
Kosmos Energy Ltd.*	23,785	184,096
Laredo Petroleum, Inc.*	668	56,226
Magnolia Oil & Gas Corp., Class A(b)	7,650	211,216
Matador Resources Co.	5,868	357,361
Murphy Oil Corp.	7,770	329,603
Nordic American Tankers Ltd.(b)	8,911	18,268
Northern Oil and Gas, Inc.	3,241	105,948
Oasis Petroleum, Inc.	1,056	167,619
Ovintiv, Inc.	13,893	777,869
Par Pacific Holdings, Inc.*	2,368	38,835
PBF Energy, Inc., Class A*	5,106	169,519
PDC Energy, Inc.	5,166	408,837
Peabody Energy Corp.*(b)	4,717	111,368
Range Resources Corp.*	12,683	430,588
Ranger Oil Corp.*	1,131	48,418
Renewable Energy Group, Inc.*	2,371	145,366
REX American Resources Corp.*	278	24,155
Riley Exploration Permian, Inc.	557	15,301
Scorpio Tankers, Inc.	2,593	85,699
SFL Corp. Ltd.	6,576	73,980
SM Energy Co.	6,365	307,239
Southwestern Energy Co.*	53,877	491,358
Talos Energy, Inc.*	1,956	42,250
Teekay Corp.*	3,676	12,425
Teekay Tankers Ltd., Class A*	1,267	26,164
Tellurian, Inc.*	19,649	93,726
Uranium Energy Corp.*	14,024	53,572
Ur-Energy, Inc.*	9,823	11,984
W&T Offshore, Inc.*	4,984	33,542
Whiting Petroleum Corp.	2,088	184,704
World Fuel Services Corp.	3,303	81,881
		8,748,709
Paper & Forest Products - 0.1%
Clearwater Paper Corp.*	872	29,953
Glatfelter Corp.	2,324	20,033
Neenah, Inc.	894	33,892
		83,878
Personal Products - 0.4%
Beauty Health Co. (The)*	4,628	66,042
BellRing Brands, Inc.*	5,972	156,168
Edgewell Personal Care Co.	2,871	104,504
elf Beauty, Inc.*	2,553	67,961
Honest Co., Inc. (The)*	4,506	15,501
Inter Parfums, Inc.	945	69,741
Medifast, Inc.	610	101,717
Nature's Sunshine Products, Inc.*	624	7,544
NewAge, Inc.*	7,123	2,564
Nu Skin Enterprises, Inc., Class A	2,637	123,016
Revlon, Inc., Class A*(b)	380	1,592
Thorne HealthTech, Inc.*	354	2,085
USANA Health Sciences, Inc.*	635	44,660
Veru, Inc.*(b)	3,418	44,229
		807,324
Pharmaceuticals - 1.0%
9 Meters Biopharma, Inc.*	11,998	5,424
Aclaris Therapeutics, Inc.*	2,706	34,610
Aerie Pharmaceuticals, Inc.*	2,241	11,608
Amneal Pharmaceuticals, Inc.*	5,291	19,206
Amphastar Pharmaceuticals, Inc.*	1,962	72,869
Ampio Pharmaceuticals, Inc.*	10,321	1,887
Amylyx Pharmaceuticals, Inc.*(b)	512	4,552
Angion Biomedica Corp.*	1,149	2,022
ANI Pharmaceuticals, Inc.*	584	17,666
Arvinas, Inc.*	2,499	104,183
Atea Pharmaceuticals, Inc.*	3,426	26,997
Athira Pharma, Inc.*	1,714	15,563
Axsome Therapeutics, Inc.*	1,474	36,850
Cara Therapeutics, Inc.*	2,357	19,610
Cassava Sciences, Inc.*(b)	2,028	62,057
CinCor Pharma, Inc.*	616	9,585
Citius Pharmaceuticals, Inc.*	6,566	6,170
Collegium Pharmaceutical, Inc.*	1,837	28,694
Corcept Therapeutics, Inc.*	4,628	96,448
CorMedix, Inc.*	2,008	6,506
Cymabay Therapeutics, Inc.*	4,511	8,842
DICE Therapeutics, Inc.*	739	10,161
Durect Corp.*	11,983	6,591
Edgewise Therapeutics, Inc.*(b)	2,048	12,800
Endo International plc*	12,147	6,410
Esperion Therapeutics, Inc.*(b)	3,063	17,459
Evolus, Inc.*	1,765	22,769
EyePoint Pharmaceuticals, Inc.*	1,322	12,757
Fulcrum Therapeutics, Inc.*(b)	1,456	10,367
Harmony Biosciences Holdings, Inc.*	1,212	52,843
Ikena Oncology, Inc.*	1,466	5,717
Innoviva, Inc.*	2,294	34,800
Intra-Cellular Therapies, Inc.*	4,269	245,041
Kala Pharmaceuticals, Inc.*	2,594	903
KemPharm, Inc.*	1,567	7,255
Landos Biopharma, Inc.*	242	176
Marinus Pharmaceuticals, Inc.*	1,958	9,496
Mind Medicine MindMed, Inc.*	17,074	15,447
NGM Biopharmaceuticals, Inc.*	1,666	23,057
Nuvation Bio, Inc.*(b)	8,419	29,719
Ocular Therapeutix, Inc.*	4,059	12,705
Omeros Corp.*	3,196	7,926
Oramed Pharmaceuticals, Inc.*	1,971	9,126
Pacira BioSciences, Inc.*	2,342	148,131
Paratek Pharmaceuticals, Inc.*	2,593	4,901
Phathom Pharmaceuticals, Inc.*	1,076	7,715
Phibro Animal Health Corp., Class A	1,080	20,747
Pliant Therapeutics, Inc.*	1,277	7,190
Prestige Consumer Healthcare, Inc.*	2,659	148,425
Provention Bio, Inc.*(b)	2,942	12,121
Rain Therapeutics, Inc.*	841	1,951
Reata Pharmaceuticals, Inc., Class A*	1,454	41,119
Relmada Therapeutics, Inc.*	1,317	24,746
Revance Therapeutics, Inc.*	3,715	50,821
Seelos Therapeutics, Inc.*	5,207	3,377
SIGA Technologies, Inc.	2,558	27,985
Supernus Pharmaceuticals, Inc.*	2,599	72,434
Tarsus Pharmaceuticals, Inc.*(b)	454	6,243
Terns Pharmaceuticals, Inc.*	732	1,266
TherapeuticsMD, Inc.*(b)	409	4,061
Theravance Biopharma, Inc.*	3,178	27,903
Theseus Pharmaceuticals, Inc.*	611	4,124
Ventyx Biosciences, Inc.*(b)	546	9,560
Verrica Pharmaceuticals, Inc.*	690	1,332

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
WaVe Life Sciences Ltd.*	2,345	3,283
		1,774,309
Professional Services - 1.3%
Acacia Research Corp.*	2,598	12,418
ASGN, Inc.*	2,699	257,026
Atlas Technical Consultants, Inc.*	786	6,430
Barrett Business Services, Inc.	396	29,645
CBIZ, Inc.*	2,603	106,619
CRA International, Inc.	382	32,749
Exponent, Inc.	2,750	248,573
First Advantage Corp.*	2,920	42,632
Forrester Research, Inc.*	600	31,398
Franklin Covey Co.*	669	25,629
Heidrick & Struggles International, Inc.	1,023	35,355
HireQuest, Inc.(b)	267	4,122
HireRight Holdings Corp.*	1,191	17,567
Huron Consulting Group, Inc.*	1,147	68,728
ICF International, Inc.(b)	986	100,779
Insperity, Inc.	1,928	192,935
KBR, Inc.	7,498	373,100
Kelly Services, Inc., Class A	1,865	37,225
Kforce, Inc.	1,077	70,737
Korn Ferry	2,867	176,206
ManTech International Corp., Class A	1,454	139,075
Mistras Group, Inc.*	1,058	6,126
Resources Connection, Inc.	1,654	30,549
Sterling Check Corp.*	874	16,239
TriNet Group, Inc.*	2,151	168,940
TrueBlue, Inc.*	1,855	40,847
Upwork, Inc.*	6,259	114,227
Willdan Group, Inc.*	590	15,718
		2,401,594
Real Estate Management & Development - 0.5%
Cushman & Wakefield plc*	7,358	137,374
Douglas Elliman, Inc.	3,799	21,844
eXp World Holdings, Inc.(b)	3,326	46,464
Fathom Holdings, Inc.*	359	3,446
Forestar Group, Inc.*	913	15,138
FRP Holdings, Inc.*	352	21,127
Kennedy-Wilson Holdings, Inc.	6,307	132,825
Marcus & Millichap, Inc.	1,259	52,727
Newmark Group, Inc., Class A	8,911	98,645
Rafael Holdings, Inc., Class B*	662	1,291
RE/MAX Holdings, Inc., Class A(b)	987	23,984
Realogy Holdings Corp.*	6,109	75,630
Redfin Corp.*(b)	5,474	53,645
RMR Group, Inc. (The), Class A	808	24,256
St Joe Co. (The)	1,774	89,569
Tejon Ranch Co.*	1,105	18,774
		816,739
Road & Rail - 0.6%
ArcBest Corp.	1,349	102,025
Avis Budget Group, Inc.*	2,188	416,333
Covenant Logistics Group, Inc.	643	14,577
Daseke, Inc.*	2,127	16,080
Heartland Express, Inc.	2,499	35,686
HyreCar, Inc.*	933	1,063
Marten Transport Ltd.	3,165	55,577
PAM Transportation Services, Inc.*	382	10,639
Saia, Inc.*	1,410	278,602
Universal Logistics Holdings, Inc.	400	11,156
US Xpress Enterprises, Inc., Class A*	1,419	4,200
Werner Enterprises, Inc.	3,221	130,676
Yellow Corp.*	2,673	10,104
		1,086,718
Semiconductors & Semiconductor Equipment - 2.3%
Alpha & Omega Semiconductor Ltd.*	1,140	50,080
Ambarella, Inc.*	1,871	159,447
Amkor Technology, Inc.	5,415	110,683
Atomera, Inc.*(b)	1,070	13,000
Axcelis Technologies, Inc.*	1,747	108,419
AXT, Inc.*	2,153	12,595
CEVA, Inc.*	1,198	43,212
CMC Materials, Inc.	1,503	265,941
Cohu, Inc.*	2,532	77,049
Credo Technology Group Holding Ltd.*(b)	1,167	11,938
Diodes, Inc.*	2,311	177,970
FormFactor, Inc.*	4,126	169,414
Ichor Holdings Ltd.*	1,496	45,239
Impinj, Inc.*(b)	1,006	47,091
Kopin Corp.*	4,118	4,571
Kulicke & Soffa Industries, Inc.(b)	3,241	175,565
Lattice Semiconductor Corp.*	7,191	374,076
MACOM Technology Solutions Holdings, Inc.*	2,617	142,653
MaxLinear, Inc.*	3,766	149,096
Meta Materials, Inc.*(b)	10,737	20,615
NeoPhotonics Corp.*	2,766	42,624
NVE Corp.	252	12,464
Onto Innovation, Inc.*	2,587	207,943
PDF Solutions, Inc.*	1,588	37,953
Photronics, Inc.*	3,157	68,633
Power Integrations, Inc.	3,124	263,603
Rambus, Inc.*	5,755	144,450
Semtech Corp.*	3,429	219,765
Silicon Laboratories, Inc.*	2,016	300,707
SiTime Corp.*	859	182,967
SkyWater Technology, Inc.*	426	2,841
SMART Global Holdings, Inc.*	2,590	63,843
SunPower Corp.*	4,241	74,938
Synaptics, Inc.*	2,098	310,756
Ultra Clean Holdings, Inc.*	2,354	79,000
Veeco Instruments, Inc.*	2,646	56,704
		4,227,845
Software - 3.4%
8x8, Inc.*	5,981	43,362
A10 Networks, Inc.	3,187	49,112
ACI Worldwide, Inc.*	6,263	166,846
Agilysys, Inc.*	1,132	46,265
Alarm.com Holdings, Inc.*	2,516	159,087
Alkami Technology, Inc.*(b)	1,505	21,145
Altair Engineering, Inc., Class A*	2,454	134,872
American Software, Inc., Class A	1,662	28,420
Appfolio, Inc., Class A*	1,005	100,681
Appian Corp.*	2,090	99,839
Arteris, Inc.*(b)	278	2,580
Asana, Inc., Class A*(b)	3,878	84,308
Avaya Holdings Corp.*	4,425	16,328
AvidXchange Holdings, Inc.*	1,348	11,835
Benefitfocus, Inc.*	1,323	12,039
Blackbaud, Inc.*	2,532	161,162

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Blackline, Inc.*	2,881	210,947
Box, Inc., Class A*	7,255	189,428
BTRS Holdings, Inc., Class A*	5,038	25,039
Cerence, Inc.*	2,090	66,378
ChannelAdvisor Corp.*	1,569	21,417
Cleanspark, Inc.*(b)	2,108	12,416
CommVault Systems, Inc.*	2,366	144,350
Consensus Cloud Solutions, Inc.*	853	40,970
CoreCard Corp.*	384	9,009
Couchbase, Inc.*(b)	1,244	17,640
CS Disco, Inc.*(b)	826	20,576
Digimarc Corp.*(b)	673	11,616
Digital Turbine, Inc.*	4,822	122,623
Domo, Inc., Class B*	1,508	48,075
E2open Parent Holdings, Inc.*(b)	10,541	85,171
Ebix, Inc.	1,410	41,101
eGain Corp.*	1,094	9,988
Enfusion, Inc., Class A*(b)	1,150	12,593
EngageSmart, Inc.*	851	17,871
Envestnet, Inc.*	2,879	191,799
EverCommerce, Inc.*	1,588	15,102
GTY Technology Holdings, Inc.*	1,704	10,088
Instructure Holdings, Inc.*	647	11,549
Intapp, Inc.*(b)	733	14,572
InterDigital, Inc.	1,633	106,619
JFrog Ltd.*	2,851	53,171
Kaltura, Inc.*	2,913	5,273
LivePerson, Inc.*	3,490	58,562
Marathon Digital Holdings, Inc.*(b)	5,059	51,754
MeridianLink, Inc.*(b)	1,202	21,432
MicroStrategy, Inc., Class A*(b)	498	131,816
Mitek Systems, Inc.*(b)	2,277	20,539
Model N, Inc.*	1,914	48,156
Momentive Global, Inc.*	7,025	85,564
ON24, Inc.*	1,465	17,785
OneSpan, Inc.*	1,871	24,753
PagerDuty, Inc.*	4,403	108,534
Ping Identity Holding Corp.*	3,226	60,971
Progress Software Corp.	2,330	112,562
PROS Holdings, Inc.*	2,114	57,691
Q2 Holdings, Inc.*	2,900	152,917
Qualys, Inc.*	1,804	235,747
Rapid7, Inc.*(b)	2,983	211,405
Rekor Systems, Inc.*	1,781	4,755
Rimini Street, Inc.*	2,364	14,610
Riot Blockchain, Inc.*(b)	5,700	40,983
Sailpoint Technologies Holdings, Inc.*	4,846	307,430
Sapiens International Corp. NV	1,637	41,465
SecureWorks Corp., Class A*	484	5,789
ShotSpotter, Inc.*	456	13,753
Smith Micro Software, Inc.*	2,489	6,546
Sprout Social, Inc., Class A*	2,393	121,875
SPS Commerce, Inc.*	1,911	204,553
Stronghold Digital Mining, Inc., Class A*	388	1,253
Sumo Logic, Inc.*	4,700	38,117
Telos Corp.*	2,110	20,319
Tenable Holdings, Inc.*	4,891	246,017
Upland Software, Inc.*	1,530	20,165
UserTesting, Inc.*	475	2,427
Varonis Systems, Inc.*	5,678	187,771
Verint Systems, Inc.*	3,420	174,557
Veritone, Inc.*(b)	1,504	11,701
Viant Technology, Inc., Class A*	614	3,684
VirnetX Holding Corp.*	3,361	4,067
Vonage Holdings Corp.*	13,454	260,604
Weave Communications, Inc.*	250	1,248
Workiva, Inc.*	2,273	165,952
Xperi Holding Corp.	5,562	91,551
Yext, Inc.*	6,057	30,770
Zuora, Inc., Class A*	6,009	60,931
		6,136,343
Specialty Retail - 1.6%
Aaron's Co., Inc. (The)	1,654	32,352
Abercrombie & Fitch Co., Class A*	2,967	60,645
Academy Sports & Outdoors, Inc.	4,161	139,435
American Eagle Outfitters, Inc.	8,072	97,752
America's Car-Mart, Inc.*	320	34,688
Arko Corp.(b)	4,413	39,849
Asbury Automotive Group, Inc.*	1,226	222,090
Barnes & Noble Education, Inc.*	2,387	5,991
Bed Bath & Beyond, Inc.*	5,135	44,418
Big 5 Sporting Goods Corp.(b)	1,105	14,089
Boot Barn Holdings, Inc.*	1,555	125,489
Buckle, Inc. (The)	1,577	51,820
Caleres, Inc.	1,953	55,582
Camping World Holdings, Inc., Class A(b)	2,219	60,201
CarLotz, Inc.*	3,788	2,114
Cato Corp. (The), Class A	1,018	13,285
Chico's FAS, Inc.*	6,375	31,556
Children's Place, Inc. (The)*	729	34,613
Citi Trends, Inc.*	425	12,699
Conn's, Inc.*	944	12,461
Container Store Group, Inc. (The)*	1,689	13,005
Designer Brands, Inc., Class A	3,226	50,100
Genesco, Inc.*	758	42,683
Group 1 Automotive, Inc.	883	158,578
GrowGeneration Corp.*(b)	2,936	15,120
Guess?, Inc.	2,139	44,620
Haverty Furniture Cos., Inc.	868	24,530
Hibbett, Inc.	733	37,200
JOANN, Inc.(b)	594	4,805
Kirkland's, Inc.*	671	3,885
Lazydays Holdings, Inc.*	400	6,212
LL Flooring Holdings, Inc.*	1,519	18,243
MarineMax, Inc.*	1,124	46,545
Monro, Inc.	1,764	83,649
Murphy USA, Inc.	1,240	308,909
National Vision Holdings, Inc.*	4,410	124,097
ODP Corp. (The)*	2,446	93,413
OneWater Marine, Inc., Class A	585	20,007
Party City Holdco, Inc.*	5,863	8,443
Rent-A-Center, Inc.	3,501	96,418
Sally Beauty Holdings, Inc.*	5,828	88,352
Shift Technologies, Inc.*	3,174	3,301
Shoe Carnival, Inc.	930	25,352
Signet Jewelers Ltd.	2,810	167,476
Sleep Number Corp.*	1,173	53,876
Sonic Automotive, Inc., Class A	1,140	51,995
Sportsman's Warehouse Holdings, Inc.*	2,308	21,834
Tilly's, Inc., Class A	1,208	10,002
Torrid Holdings, Inc.*(b)	978	5,702
TravelCenters of America, Inc.*	660	25,773
Urban Outfitters, Inc.*	3,645	76,727

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Winmark Corp.	175	34,615
Zumiez, Inc.*	1,032	33,860
		2,890,456
Technology Hardware, Storage & Peripherals - 0.2%
3D Systems Corp.*	6,588	71,216
Avid Technology, Inc.*	1,915	56,091
Corsair Gaming, Inc.*	1,445	23,192
Diebold Nixdorf, Inc.*	3,817	11,871
Eastman Kodak Co.*(b)	2,376	10,977
Quantum Corp.*	3,143	6,003
Super Micro Computer, Inc.*	2,368	118,542
Turtle Beach Corp.*(b)	804	14,054
		311,946
Textiles, Apparel & Luxury Goods - 0.4%
Crocs, Inc.*	3,089	172,243
Fossil Group, Inc.*	2,531	18,578
G-III Apparel Group Ltd.*	2,341	58,665
Kontoor Brands, Inc.	2,744	109,952
Movado Group, Inc.	829	28,128
Oxford Industries, Inc.	853	77,759
PLBY Group, Inc.*(b)	1,566	13,875
Rocky Brands, Inc.	363	13,594
Steven Madden Ltd.	4,267	158,647
Superior Group of Cos., Inc.	617	11,106
Unifi, Inc.*	739	11,684
Vera Bradley, Inc.*	1,375	9,364
Wolverine World Wide, Inc.	4,322	92,231
		775,826
Thrifts & Mortgage Finance - 1.0%
Axos Financial, Inc.*	3,026	116,955
Blue Foundry Bancorp*	1,493	17,871
Bridgewater Bancshares, Inc.*	1,120	18,178
Capitol Federal Financial, Inc.	6,892	69,954
Columbia Financial, Inc.*	2,087	43,389
Enact Holdings, Inc.	786	19,115
Essent Group Ltd.	5,744	245,786
Federal Agricultural Mortgage Corp., Class C	479	50,300
Finance of America Cos., Inc., Class A*(b)	964	2,333
Flagstar Bancorp, Inc.	2,762	106,420
FS Bancorp, Inc.	385	11,646
Hingham Institution For Savings (The)	80	25,824
Home Bancorp, Inc.	397	13,653
Home Point Capital, Inc.(b)	389	1,537
Kearny Financial Corp.	3,490	43,311
Luther Burbank Corp.	818	11,157
Merchants Bancorp	786	20,035
Mr Cooper Group, Inc.*	3,291	142,698
NMI Holdings, Inc., Class A*	4,454	82,889
Northfield Bancorp, Inc.	2,332	30,992
Ocwen Financial Corp.*	435	12,171
PCSB Financial Corp.	665	13,027
PennyMac Financial Services, Inc.	1,592	78,040
Pioneer Bancorp, Inc.*	616	6,215
Provident Bancorp, Inc.	802	12,046
Provident Financial Services, Inc.	3,982	91,546
Radian Group, Inc.	9,554	205,506
Southern Missouri Bancorp, Inc.	400	18,672
TrustCo Bank Corp.	1,003	32,307
Velocity Financial, Inc.*	657	7,194
Walker & Dunlop, Inc.	1,555	165,312
Waterstone Financial, Inc.	1,133	19,590
WSFS Financial Corp.	3,433	146,864
		1,882,533
Tobacco - 0.1%
22nd Century Group, Inc.*(b)	8,533	15,530
Turning Point Brands, Inc.	768	22,456
Universal Corp.	1,284	81,765
Vector Group Ltd.	7,609	93,667
		213,418
Trading Companies & Distributors - 1.3%
Alta Equipment Group, Inc.*	1,003	10,802
Applied Industrial Technologies, Inc.	2,036	210,543
Beacon Roofing Supply, Inc.*	2,957	181,589
BlueLinx Holdings, Inc.*	484	40,007
Boise Cascade Co.	2,094	161,908
Custom Truck One Source, Inc.*(b)	3,100	18,476
Distribution Solutions Group, Inc.*	254	9,751
DXP Enterprises, Inc.*	917	28,134
EVI Industries, Inc.*	247	2,678
GATX Corp.	1,874	202,298
Global Industrial Co.	676	23,167
GMS, Inc.*	2,271	113,119
H&E Equipment Services, Inc.	1,708	60,890
Herc Holdings, Inc.	1,323	155,082
Karat Packaging, Inc.*	242	4,751
McGrath RentCorp	1,282	105,393
MRC Global, Inc.*	4,265	47,725
NOW, Inc.*	5,847	64,551
Rush Enterprises, Inc., Class A	2,241	114,246
Rush Enterprises, Inc., Class B	340	16,833
Textainer Group Holdings Ltd.	2,501	81,132
Titan Machinery, Inc.*	1,026	27,097
Transcat, Inc.*	385	24,405
Triton International Ltd.	3,537	225,555
Veritiv Corp.*	762	110,757
WESCO International, Inc.*	2,366	297,122
Willis Lease Finance Corp.*	161	6,041
		2,344,052
Water Utilities - 0.3%
American States Water Co.	1,956	155,013
Artesian Resources Corp., Class A	433	21,252
Cadiz, Inc.*	1,204	2,432
California Water Service Group	2,794	149,954
Global Water Resources, Inc.	674	9,665
Middlesex Water Co.	915	77,803
Pure Cycle Corp.*	1,021	11,537
SJW Group	1,468	90,796
York Water Co. (The)	691	28,317
		546,769
Wireless Telecommunication Services - 0.1%
Gogo, Inc.*	3,136	63,536
Shenandoah Telecommunications Co.	2,568	58,961
Telephone and Data Systems, Inc.	5,360	95,033
United States Cellular Corp.*	810	24,875
		242,405
TOTAL COMMON STOCKS (Cost $178,669,262)		129,193,235

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Number of Rights	Value ($)
RIGHTS - 0.0%(d)

Biotechnology - 0.0%
Contra Aduro Biotech I, CVR*(e)(f)	687	—
Oncternal Therapeutics, Inc., CVR*(e)(f)	42	—
Tobira Therapeutics, Inc., CVR*(e)(f)	756	—
		—
Food Products - 0.0%(d)
Contraf-Nicotex-Tobacco GmbH*(e)(f)	2,444	1,222

Pharmaceuticals - 0.0%(d)
ANI Pharmaceuticals, Inc., CVR, expiring 12/31/2050*(e)(f)	2	—
Zogenix, Inc., CVR*(e)(f)	4,182	2,844
		2,844
TOTAL RIGHTS (Cost $1,951)		4,066
Investments	Shares	Value ($)
SECURITIES LENDING REINVESTMENTS(g) - 1.8%

INVESTMENT COMPANIES - 1.8%
BlackRock Liquidity FedFund, Institutional Class
0.72% (Cost $3,360,840)	3,360,840	3,360,840
Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 36.6%

REPURCHASE AGREEMENTS(h) - 36.6%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $66,533,171
(Cost $66,531,831)	66,531,831	66,531,831

Total Investments - 109.5% (Cost $248,563,884)		199,089,972
Liabilities in excess of other assets - (9.5%)		(17,319,873)
Net Assets - 100.0%		181,770,099
*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $61,666,940.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $5,200,000, collateralized in the form of cash with a value of $3,360,840 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $2,143,985 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.63%, and maturity dates ranging from June 15, 2022 – February 15, 2051. The total value of collateral is $5,504,825.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Represents less than 0.05% of net assets.
(e)	Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $4,066, which represents approximately 0.00% of net assets of the Fund.
(f)	Illiquid security.
(g)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $3,360,840.
(h)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
Abbreviations
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,996,444
Aggregate gross unrealized depreciation	(119,401,200)
Net unrealized depreciation	$(115,404,756)
Federal income tax cost	$250,388,448

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2022

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	162	6/17/2022	USD	$15,081,390	$415,747

Swap Agreementsa

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
7,595,963	5/8/2023	Bank of America NA	1.13%	Russell 2000® Index	(9,640,583)	7,892,497	1,748,086	—

531,251	11/6/2023	Barclays Capital	1.33%	Russell 2000® Index	28,364	—	—	28,364

33,841,646	5/8/2023	BNP Paribas SA	0.98%	Russell 2000® Index	(7,982,438)	—	7,982,438	—

22,279,006	4/10/2023	Citibank NA	1.12%	Russell 2000® Index	(10,863,855)	10,558,947	304,908	—

31,901,181	3/7/2023	Goldman Sachs International	1.23%	Russell 2000® Index	(10,523,235)	—	10,523,235	—

11,456,826	11/7/2022	Morgan Stanley & Co. International plc	1.28%	iShares® Russell 2000 ETF	(1,101,396)
30,350,299	11/7/2022	Morgan Stanley & Co. International plc	1.28%	Russell 2000® Index	(2,639,415)
41,807,125					(3,740,811)	1,203,667	2,537,144	—
62,525,494	3/7/2023	Societe Generale	1.18%	Russell 2000® Index	(12,376,553)	595,094	11,781,459	—

18,767,155	3/7/2023	UBS AG	0.83%	Russell 2000® Index	(9,422,916)	9,330,552	92,364	—

219,248,821					(64,522,027)
				Total Unrealized Appreciation	28,364
				Total Unrealized Depreciation	(64,550,391)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra S&P500® Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
COMMON STOCKS(a) - 90.8%

Aerospace & Defense - 1.5%
Boeing Co. (The)*	48,777	6,409,298
General Dynamics Corp.	20,513	4,613,579
Howmet Aerospace, Inc.	33,776	1,208,167
Huntington Ingalls Industries, Inc.	3,565	750,290
L3Harris Technologies, Inc.	17,468	4,208,041
Lockheed Martin Corp.	21,570	9,493,173
Northrop Grumman Corp.	13,059	6,111,220
Raytheon Technologies Corp.	132,822	12,634,029
Textron, Inc.	19,617	1,280,794
TransDigm Group, Inc.*	4,689	2,838,580
		49,547,171
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	11,565	1,254,918
Expeditors International of Washington, Inc.	15,082	1,641,525
FedEx Corp.	21,695	4,872,263
United Parcel Service, Inc., Class B	64,898	11,827,661
		19,596,367
Airlines - 0.2%
Alaska Air Group, Inc.*	11,206	540,802
American Airlines Group, Inc.*(b)	57,650	1,030,206
Delta Air Lines, Inc.*	56,960	2,374,662
Southwest Airlines Co.*	52,721	2,417,785
United Airlines Holdings, Inc.*	28,818	1,372,601
		7,736,056
Auto Components - 0.1%
Aptiv plc*	24,075	2,557,728
BorgWarner, Inc.	21,336	860,268
		3,417,996
Automobiles - 1.9%
Ford Motor Co.	350,073	4,788,999
General Motors Co.*	129,315	5,001,904
Tesla, Inc.*	74,507	56,495,678
		66,286,581
Banks - 3.6%
Bank of America Corp.	632,651	23,534,617
Citigroup, Inc.	176,614	9,432,954
Citizens Financial Group, Inc.	44,046	1,822,623
Comerica, Inc.	11,630	967,732
Fifth Third Bancorp	60,857	2,399,591
First Republic Bank	15,954	2,473,349
Huntington Bancshares, Inc.	127,963	1,776,126
JPMorgan Chase & Co.	263,011	34,777,945
KeyCorp	82,670	1,650,093
M&T Bank Corp.	15,949	2,870,342
PNC Financial Services Group, Inc. (The)	37,378	6,556,475
Regions Financial Corp.	83,840	1,852,026
Signature Bank	5,582	1,207,219
SVB Financial Group*	5,229	2,554,733
Truist Financial Corp.	118,802	5,909,211
US Bancorp	120,186	6,378,271
Wells Fargo & Co.	345,831	15,828,685
Zions Bancorp NA	13,495	769,755
		122,761,747
Beverages - 1.5%
Brown-Forman Corp., Class B	16,268	1,075,640
Coca-Cola Co. (The)	345,984	21,928,466
Constellation Brands, Inc., Class A	14,626	3,590,244
Molson Coors Beverage Co., Class B	16,768	936,325
Monster Beverage Corp.*	33,432	2,979,460
PepsiCo, Inc.	123,131	20,655,226
		51,165,361
Biotechnology - 1.9%
AbbVie, Inc.	157,337	23,186,754
Amgen, Inc.	50,133	12,871,147
Biogen, Inc.*	13,073	2,614,600
Gilead Sciences, Inc.	111,637	7,239,660
Incyte Corp.*	16,742	1,270,550
Moderna, Inc.*	31,392	4,562,199
Regeneron Pharmaceuticals, Inc.*	9,497	6,313,036
Vertex Pharmaceuticals, Inc.*	22,656	6,086,534
		64,144,480
Building Products - 0.4%
A O Smith Corp.	11,695	703,103
Allegion plc	7,982	891,190
Carrier Global Corp.	76,135	2,992,867
Fortune Brands Home & Security, Inc.	12,080	837,748
Johnson Controls International plc	62,529	3,408,456
Masco Corp.	21,349	1,210,275
Trane Technologies plc	20,784	2,869,439
		12,913,078
Capital Markets - 2.6%
Ameriprise Financial, Inc.	9,869	2,726,509
Bank of New York Mellon Corp. (The)	65,846	3,069,082
BlackRock, Inc.	12,694	8,493,301
Cboe Global Markets, Inc.	9,491	1,065,934
Charles Schwab Corp. (The)	133,804	9,379,660
CME Group, Inc.	31,990	6,360,572
FactSet Research Systems, Inc.	3,363	1,283,926
Franklin Resources, Inc.	25,022	677,596
Goldman Sachs Group, Inc. (The)	30,210	9,874,138
Intercontinental Exchange, Inc.	50,007	5,120,217
Invesco Ltd.	30,373	587,414
MarketAxess Holdings, Inc.	3,383	952,923
Moody's Corp.	14,394	4,340,799
Morgan Stanley	126,163	10,867,681
MSCI, Inc.	7,233	3,199,518
Nasdaq, Inc.	10,417	1,617,343
Northern Trust Corp.	18,490	2,066,257
Raymond James Financial, Inc.	16,628	1,637,692
S&P Global, Inc.	31,523	11,016,658
State Street Corp.	32,571	2,361,072
T. Rowe Price Group, Inc.	20,398	2,592,382
		89,290,674
Chemicals - 1.7%
Air Products and Chemicals, Inc.	19,732	4,857,229
Albemarle Corp.	10,410	2,710,972
Celanese Corp.	9,614	1,504,783
CF Industries Holdings, Inc.	19,087	1,885,223
Corteva, Inc.	64,707	4,051,952
Dow, Inc.	65,483	4,451,534
DuPont de Nemours, Inc.	45,643	3,096,878
Eastman Chemical Co.	11,485	1,265,188
Ecolab, Inc.	22,193	3,637,655
FMC Corp.	11,281	1,382,825
International Flavors & Fragrances, Inc.	22,653	2,994,047
Linde plc	45,612	14,809,304

See accompanying notes to the financial statements.

Ultra S&P500® Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	23,402	2,673,678
Mosaic Co. (The)	32,966	2,065,320
PPG Industries, Inc.	21,133	2,673,113
Sherwin-Williams Co. (The)	21,467	5,754,015
		59,813,716
Commercial Services & Supplies - 0.4%
Cintas Corp.	7,852	3,127,687
Copart, Inc.*	18,998	2,175,841
Republic Services, Inc.	18,586	2,487,550
Rollins, Inc.	20,141	714,200
Waste Management, Inc.	34,255	5,429,760
		13,935,038
Communications Equipment - 0.7%
Arista Networks, Inc.*	19,968	2,042,327
Cisco Systems, Inc.	375,364	16,910,148
F5, Inc.*	5,410	882,046
Juniper Networks, Inc.	28,941	887,910
Motorola Solutions, Inc.	15,035	3,303,791
		24,026,222
Construction & Engineering - 0.0%(c)
Quanta Services, Inc.	12,686	1,509,634

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	5,552	1,884,238
Vulcan Materials Co.	11,810	1,947,115
		3,831,353
Consumer Finance - 0.5%
American Express Co.	54,744	9,241,882
Capital One Financial Corp.	36,840	4,710,363
Discover Financial Services	25,631	2,908,862
Synchrony Financial	46,396	1,718,508
		18,579,615
Containers & Packaging - 0.3%
Amcor plc	134,718	1,764,806
Avery Dennison Corp.	7,368	1,271,422
Ball Corp.	28,825	2,043,404
International Paper Co.	34,470	1,670,072
Packaging Corp. of America	8,455	1,329,802
Sealed Air Corp.	13,186	819,905
WestRock Co.	23,430	1,136,121
		10,035,532
Distributors - 0.1%
Genuine Parts Co.	12,679	1,733,600
LKQ Corp.	23,867	1,226,525
Pool Corp.	3,567	1,421,877
		4,382,002
Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc., Class B*	162,992	51,502,212

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	635,551	13,530,881
Lumen Technologies, Inc.(b)	82,007	1,003,766
Verizon Communications, Inc.	373,619	19,162,918
		33,697,565
Electric Utilities - 1.7%
Alliant Energy Corp.	22,285	1,422,229
American Electric Power Co., Inc.	44,824	4,573,393
Constellation Energy Corp.	29,058	1,803,920
Duke Energy Corp.	68,463	7,703,457
Edison International	33,811	2,363,727
Entergy Corp.	17,887	2,152,164
Evergy, Inc.	20,407	1,427,265
Eversource Energy	30,602	2,825,176
Exelon Corp.	87,173	4,284,553
FirstEnergy Corp.	50,745	2,180,005
NextEra Energy, Inc.	174,629	13,217,669
NRG Energy, Inc.	21,791	1,003,258
Pinnacle West Capital Corp.	10,041	779,684
PPL Corp.	66,816	2,016,507
Southern Co. (The)	94,320	7,136,251
Xcel Energy, Inc.	47,946	3,612,252
		58,501,510
Electrical Equipment - 0.5%
AMETEK, Inc.	20,587	2,500,703
Eaton Corp. plc	35,479	4,917,389
Emerson Electric Co.	52,861	4,686,656
Generac Holdings, Inc.*	5,614	1,387,107
Rockwell Automation, Inc.	10,338	2,204,062
		15,695,917
Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	53,304	3,777,122
CDW Corp.	12,079	2,051,739
Corning, Inc.	66,478	2,381,242
IPG Photonics Corp.*	3,178	335,247
Keysight Technologies, Inc.*	16,294	2,372,406
TE Connectivity Ltd.	28,975	3,749,075
Teledyne Technologies, Inc.*	4,153	1,682,588
Trimble, Inc.*	22,343	1,520,441
Zebra Technologies Corp., Class A*	4,724	1,597,610
		19,467,470
Energy Equipment & Services - 0.3%
Baker Hughes Co.	80,607	2,900,240
Halliburton Co.	79,974	3,238,947
Schlumberger NV	124,898	5,740,312
		11,879,499
Entertainment - 1.2%
Activision Blizzard, Inc.	69,338	5,400,043
Electronic Arts, Inc.	25,024	3,469,578
Live Nation Entertainment, Inc.*(b)	12,022	1,142,691
Netflix, Inc.*	39,507	7,800,262
Take-Two Interactive Software, Inc.*	14,071	1,752,262
Walt Disney Co. (The)*	162,039	17,895,587
Warner Bros Discovery, Inc.*	196,813	3,631,200
		41,091,623
Equity Real Estate Investment Trusts (REITs) - 2.4%
Alexandria Real Estate Equities, Inc.	12,953	2,149,550
American Tower Corp.	40,535	10,382,230
AvalonBay Communities, Inc.	12,438	2,586,606
Boston Properties, Inc.	12,655	1,406,983
Camden Property Trust	9,100	1,305,759
Crown Castle International Corp.	38,465	7,294,887
Digital Realty Trust, Inc.	25,256	3,525,485
Duke Realty Corp.	33,895	1,790,673
Equinix, Inc.	8,013	5,505,652
Equity Residential	30,413	2,336,631
Essex Property Trust, Inc.	5,807	1,648,317
Extra Space Storage, Inc.	11,915	2,123,253
Federal Realty Investment Trust(b)	6,297	723,966
Healthpeak Properties, Inc.	47,992	1,424,883
Host Hotels & Resorts, Inc.	63,551	1,270,385
Iron Mountain, Inc.	25,769	1,388,949
Kimco Realty Corp.	54,885	1,298,030

See accompanying notes to the financial statements.

Ultra S&P500® Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Mid-America Apartment Communities, Inc.(b)	10,269	1,858,689
Prologis, Inc.	65,862	8,396,088
Public Storage	13,577	4,489,099
Realty Income Corp.	50,355	3,435,218
Regency Centers Corp.	13,714	935,432
SBA Communications Corp.	9,681	3,258,721
Simon Property Group, Inc.	29,246	3,353,054
UDR, Inc.	26,616	1,272,245
Ventas, Inc.	35,530	2,015,972
Vornado Realty Trust	14,150	494,684
Welltower, Inc.	38,738	3,451,168
Weyerhaeuser Co.	66,505	2,628,278
		83,750,887
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	39,461	18,397,507
Kroger Co. (The)	59,550	3,154,364
Sysco Corp.	45,165	3,801,990
Walgreens Boots Alliance, Inc.	63,765	2,794,820
Walmart, Inc.	125,902	16,194,774
		44,343,455
Food Products - 1.0%
Archer-Daniels-Midland Co.	49,802	4,523,018
Campbell Soup Co.	17,992	861,997
Conagra Brands, Inc.	42,696	1,404,271
General Mills, Inc.	53,688	3,750,107
Hershey Co. (The)	12,938	2,739,104
Hormel Foods Corp.	25,110	1,222,104
J M Smucker Co. (The)	9,644	1,209,068
Kellogg Co.	22,768	1,587,840
Kraft Heinz Co. (The)	63,188	2,390,402
Lamb Weston Holdings, Inc.	12,922	873,269
McCormick & Co., Inc. (Non-Voting)	22,230	2,061,166
Mondelez International, Inc., Class A	123,557	7,853,283
Tyson Foods, Inc., Class A	26,032	2,332,727
		32,808,356
Gas Utilities - 0.0%(c)
Atmos Energy Corp.	12,053	1,401,884

Health Care Equipment & Supplies - 2.5%
Abbott Laboratories	157,372	18,484,915
ABIOMED, Inc.*	4,051	1,068,249
Align Technology, Inc.*	6,527	1,812,156
Baxter International, Inc.	44,556	3,388,484
Becton Dickinson and Co.	25,343	6,482,739
Boston Scientific Corp.*	126,829	5,201,257
Cooper Cos., Inc. (The)(b)	4,386	1,538,346
DENTSPLY SIRONA, Inc.	19,455	769,640
Dexcom, Inc.*	8,625	2,569,732
Edwards Lifesciences Corp.*	55,563	5,603,529
Hologic, Inc.*	22,252	1,674,908
IDEXX Laboratories, Inc.*	7,546	2,955,165
Intuitive Surgical, Inc.*	31,843	7,248,741
Medtronic plc	119,662	11,984,149
ResMed, Inc.	13,015	2,648,032
STERIS plc	8,912	2,033,718
Stryker Corp.	29,877	7,006,156
Teleflex, Inc.	4,170	1,199,876
Zimmer Biomet Holdings, Inc.	18,596	2,235,425
		85,905,217
Health Care Providers & Services - 2.9%
AmerisourceBergen Corp.	13,401	2,074,341
Anthem, Inc.	21,600	11,007,576
Cardinal Health, Inc.	24,663	1,389,020
Centene Corp.*	51,930	4,229,179
Cigna Corp.	28,741	7,710,923
CVS Health Corp.	116,814	11,301,755
DaVita, Inc.*	5,481	534,343
HCA Healthcare, Inc.	21,310	4,483,624
Henry Schein, Inc.*	12,341	1,056,883
Humana, Inc.	11,443	5,197,754
Laboratory Corp. of America Holdings	8,286	2,044,322
McKesson Corp.	13,332	4,382,095
Molina Healthcare, Inc.*	5,197	1,508,273
Quest Diagnostics, Inc.	10,591	1,493,543
UnitedHealth Group, Inc.	83,826	41,643,080
Universal Health Services, Inc., Class B	6,507	810,837
		100,867,548
Health Care Technology - 0.1%
Cerner Corp.	26,182	2,483,363

Hotels, Restaurants & Leisure - 1.7%
Booking Holdings, Inc.*	3,655	8,200,212
Caesars Entertainment, Inc.*	19,024	954,434
Carnival Corp.*(b)	71,986	999,166
Chipotle Mexican Grill, Inc.*	2,504	3,511,985
Darden Restaurants, Inc.	11,367	1,420,875
Domino's Pizza, Inc.	3,238	1,175,944
Expedia Group, Inc.*	13,369	1,729,013
Hilton Worldwide Holdings, Inc.	24,810	3,494,737
Las Vegas Sands Corp.*	30,601	1,085,111
Marriott International, Inc., Class A	24,347	4,177,458
McDonald's Corp.	66,499	16,771,713
MGM Resorts International	33,518	1,172,124
Norwegian Cruise Line Holdings Ltd.*(b)	37,098	593,939
Penn National Gaming, Inc.*	14,786	472,561
Royal Caribbean Cruises Ltd.*	19,961	1,159,135
Starbucks Corp.	102,378	8,036,673
Wynn Resorts Ltd.*	9,366	619,093
Yum! Brands, Inc.	25,720	3,124,208
		58,698,381
Household Durables - 0.3%
DR Horton, Inc.	28,698	2,156,655
Garmin Ltd.	13,522	1,428,194
Lennar Corp., Class A	23,262	1,866,775
Mohawk Industries, Inc.*	4,882	690,608
Newell Brands, Inc.	33,694	722,399
NVR, Inc.*	292	1,299,581
PulteGroup, Inc.	22,129	1,001,559
Whirlpool Corp.	5,251	967,444
		10,133,215
Household Products - 1.3%
Church & Dwight Co., Inc.	21,537	1,939,622
Clorox Co. (The)	10,953	1,592,128
Colgate-Palmolive Co.	75,012	5,911,696
Kimberly-Clark Corp.	29,974	3,987,141
Procter & Gamble Co. (The)	213,337	31,548,276
		44,978,863

See accompanying notes to the financial statements.

Ultra S&P500® Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Independent Power and Renewable Electricity Producers - 0.0%(c)
AES Corp. (The)	59,336	1,307,765

Industrial Conglomerates - 0.8%
3M Co.	50,826	7,587,814
General Electric Co.	97,837	7,659,659
Honeywell International, Inc.	61,041	11,818,758
		27,066,231
Insurance - 2.0%
Aflac, Inc.	53,399	3,234,377
Allstate Corp. (The)	24,969	3,413,013
American International Group, Inc.	73,898	4,336,335
Aon plc, Class A	19,117	5,269,983
Arthur J Gallagher & Co.	18,551	3,004,149
Assurant, Inc.	5,070	895,818
Brown & Brown, Inc.	20,867	1,238,874
Chubb Ltd.	38,331	8,098,957
Cincinnati Financial Corp.	13,337	1,705,269
Everest Re Group Ltd.	3,504	989,880
Globe Life, Inc.	8,268	806,709
Hartford Financial Services Group, Inc. (The)	29,801	2,160,870
Lincoln National Corp.	14,824	858,754
Loews Corp.	17,455	1,143,128
Marsh & McLennan Cos., Inc.	44,935	7,187,353
MetLife, Inc.	62,451	4,208,573
Principal Financial Group, Inc.	21,621	1,576,820
Progressive Corp. (The)	52,010	6,208,954
Prudential Financial, Inc.	33,640	3,574,250
Travelers Cos., Inc. (The)	21,465	3,843,094
W R Berkley Corp.	18,648	1,326,432
Willis Towers Watson plc	10,862	2,292,642
		67,374,234
Interactive Media & Services - 4.7%
Alphabet, Inc., Class A*	26,766	60,899,074
Alphabet, Inc., Class C*	24,724	56,390,005
Match Group, Inc.*	25,193	1,984,704
Meta Platforms, Inc., Class A*	205,506	39,794,182
Twitter, Inc.*	71,159	2,817,896
		161,885,861
Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc.*	38,945	93,631,179
eBay, Inc.	55,713	2,711,552
Etsy, Inc.*	11,283	915,277
		97,258,008
IT Services - 4.0%
Accenture plc, Class A	56,250	16,788,375
Akamai Technologies, Inc.*(b)	14,461	1,461,139
Automatic Data Processing, Inc.	37,382	8,333,943
Broadridge Financial Solutions, Inc.	10,392	1,519,518
Cognizant Technology Solutions Corp., Class A	46,742	3,491,627
DXC Technology Co.*	21,757	766,282
EPAM Systems, Inc.*	5,048	1,708,849
Fidelity National Information Services, Inc.	54,191	5,662,960
Fiserv, Inc.*	52,879	5,297,418
FleetCor Technologies, Inc.*	7,227	1,798,150
Gartner, Inc.*	7,318	1,920,243
Global Payments, Inc.	25,342	3,320,816
International Business Machines Corp.	79,814	11,081,376
Jack Henry & Associates, Inc.	6,481	1,219,206
Mastercard, Inc., Class A	76,814	27,489,426
Paychex, Inc.	28,571	3,537,947
PayPal Holdings, Inc.*	103,687	8,835,169
VeriSign, Inc.*	8,600	1,501,130
Visa, Inc., Class A	147,596	31,315,443
		137,049,017
Leisure Products - 0.0%(c)
Hasbro, Inc.	11,536	1,035,356

Life Sciences Tools & Services - 1.7%
Agilent Technologies, Inc.	26,732	3,409,934
Bio-Rad Laboratories, Inc., Class A*	1,922	1,033,632
Bio-Techne Corp.	3,497	1,292,946
Charles River Laboratories International, Inc.*	4,491	1,051,253
Danaher Corp.	56,629	14,939,863
Illumina, Inc.*	13,915	3,332,364
IQVIA Holdings, Inc.*	17,003	3,659,896
Mettler-Toledo International, Inc.*	2,046	2,631,402
PerkinElmer, Inc.	11,232	1,681,093
Thermo Fisher Scientific, Inc.	35,069	19,904,112
Waters Corp.*	5,436	1,782,736
West Pharmaceutical Services, Inc.	6,594	2,046,646
		56,765,877
Machinery - 1.5%
Caterpillar, Inc.	48,138	10,390,587
Cummins, Inc.	12,680	2,651,642
Deere & Co.	24,956	8,928,758
Dover Corp.	12,811	1,715,521
Fortive Corp.	31,916	1,971,451
IDEX Corp.	6,766	1,296,027
Illinois Tool Works, Inc.	25,420	5,289,139
Ingersoll Rand, Inc.	36,274	1,710,319
Nordson Corp.	4,816	1,049,310
Otis Worldwide Corp.	37,824	2,814,106
PACCAR, Inc.	30,914	2,684,572
Parker-Hannifin Corp.	11,438	3,113,081
Pentair plc	14,727	738,854
Snap-on, Inc.	4,756	1,055,261
Stanley Black & Decker, Inc.	14,510	1,722,192
Westinghouse Air Brake Technologies Corp.	16,627	1,570,586
Xylem, Inc.	16,048	1,352,044
		50,053,450
Media - 0.9%
Charter Communications, Inc., Class A*	10,607	5,377,007
Comcast Corp., Class A	402,613	17,827,704
DISH Network Corp., Class A*(b)	22,227	507,442
Fox Corp., Class A	28,106	998,044
Fox Corp., Class B	12,975	424,412
Interpublic Group of Cos., Inc. (The)	35,031	1,129,049
News Corp., Class A	34,783	605,224
News Corp., Class B	10,776	189,442
Omnicom Group, Inc.	18,603	1,387,970
Paramount Global, Class B	53,999	1,853,786
		30,300,080
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	130,653	5,105,920
Newmont Corp.	70,973	4,815,518

See accompanying notes to the financial statements.

Ultra S&P500® Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Nucor Corp.	24,207	3,206,459
		13,127,897
Multiline Retail - 0.4%
Dollar General Corp.	20,621	4,543,631
Dollar Tree, Inc.*	20,025	3,210,608
Target Corp.	42,645	6,903,373
		14,657,612
Multi-Utilities - 0.9%
Ameren Corp.	22,926	2,182,326
CenterPoint Energy, Inc.	55,972	1,793,903
CMS Energy Corp.	25,792	1,832,264
Consolidated Edison, Inc.	31,482	3,124,903
Dominion Energy, Inc.	72,092	6,071,588
DTE Energy Co.	17,243	2,288,319
NiSource, Inc.	34,950	1,099,177
Public Service Enterprise Group, Inc.	45,007	3,084,780
Sempra Energy	28,425	4,657,720
WEC Energy Group, Inc.	28,073	2,949,630
		29,084,610
Oil, Gas & Consumable Fuels - 4.0%
APA Corp.	32,327	1,519,692
Chevron Corp.	171,566	29,965,718
ConocoPhillips	115,903	13,022,861
Coterra Energy, Inc.(b)	72,402	2,485,561
Devon Energy Corp.	56,038	4,197,246
Diamondback Energy, Inc.	15,161	2,304,775
EOG Resources, Inc.	52,071	7,131,644
Exxon Mobil Corp.	376,788	36,171,648
Hess Corp.	24,532	3,019,153
Kinder Morgan, Inc.	173,553	3,417,259
Marathon Oil Corp.	69,292	2,177,848
Marathon Petroleum Corp.	51,534	5,245,646
Occidental Petroleum Corp.(b)	78,969	5,473,341
ONEOK, Inc.	39,686	2,613,323
Phillips 66	41,642	4,197,930
Pioneer Natural Resources Co.	20,206	5,616,056
Valero Energy Corp.	36,385	4,715,496
Williams Cos., Inc. (The)	108,138	4,007,594
		137,282,791
Personal Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	20,685	5,267,435

Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	193,993	14,636,772
Catalent, Inc.*	15,941	1,642,879
Eli Lilly & Co.	70,665	22,149,238
Johnson & Johnson	234,298	42,063,520
Merck & Co., Inc.	224,807	20,688,988
Organon & Co.	22,561	856,415
Pfizer, Inc.	499,546	26,495,920
Viatris, Inc.	107,633	1,320,657
Zoetis, Inc.	42,103	7,196,666
		137,051,055
Professional Services - 0.3%
Equifax, Inc.	10,857	2,199,411
Jacobs Engineering Group, Inc.	11,504	1,611,595
Leidos Holdings, Inc.	12,490	1,305,205
Nielsen Holdings plc	31,937	816,310
Robert Half International, Inc.	9,744	878,422
Verisk Analytics, Inc.	14,343	2,508,877
		9,319,820
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	29,781	2,467,058

Road & Rail - 0.8%
CSX Corp.	197,399	6,275,314
JB Hunt Transport Services, Inc.	7,477	1,290,381
Norfolk Southern Corp.	21,336	5,113,386
Old Dominion Freight Line, Inc.	8,291	2,141,068
Union Pacific Corp.	56,679	12,456,910
		27,277,059
Semiconductors & Semiconductor Equipment - 5.1%
Advanced Micro Devices, Inc.*	145,495	14,820,071
Analog Devices, Inc.	46,750	7,872,700
Applied Materials, Inc.	79,032	9,269,663
Broadcom, Inc.	36,749	21,319,197
Enphase Energy, Inc.*	11,919	2,219,199
Intel Corp.	362,409	16,098,208
KLA Corp.	13,414	4,894,098
Lam Research Corp.	12,416	6,456,692
Microchip Technology, Inc.	49,481	3,594,795
Micron Technology, Inc.	99,661	7,358,968
Monolithic Power Systems, Inc.	3,857	1,737,154
NVIDIA Corp.	222,502	41,545,573
NXP Semiconductors NV	23,672	4,491,999
Qorvo, Inc.*	9,650	1,078,387
QUALCOMM, Inc.	100,300	14,364,966
Skyworks Solutions, Inc.	14,596	1,589,067
SolarEdge Technologies, Inc.*	4,674	1,275,020
Teradyne, Inc.(b)	14,507	1,585,035
Texas Instruments, Inc.	82,193	14,528,435
		176,099,227
Software - 7.9%
Adobe, Inc.*	41,976	17,482,164
ANSYS, Inc.*	7,766	2,021,956
Autodesk, Inc.*	19,577	4,067,122
Cadence Design Systems, Inc.*	24,670	3,792,519
Ceridian HCM Holding, Inc.*(b)	12,175	685,452
Citrix Systems, Inc.	11,100	1,117,659
Fortinet, Inc.*	12,078	3,552,623
Intuit, Inc.	25,201	10,444,806
Microsoft Corp.	667,209	181,394,111
NortonLifeLock, Inc.	51,781	1,260,350
Oracle Corp.	140,228	10,085,198
Paycom Software, Inc.*	4,285	1,218,397
PTC, Inc.*	9,367	1,091,536
Roper Technologies, Inc.	9,388	4,153,627
Salesforce, Inc.*	87,667	14,047,760
ServiceNow, Inc.*	17,799	8,320,499
Synopsys, Inc.*	13,656	4,358,995
Tyler Technologies, Inc.*(b)	3,647	1,297,676
		270,392,450
Specialty Retail - 1.9%
Advance Auto Parts, Inc.	5,549	1,053,533
AutoZone, Inc.*	1,836	3,781,521
Bath & Body Works, Inc.	22,936	940,835
Best Buy Co., Inc.	19,269	1,581,214
CarMax, Inc.*	14,389	1,428,396
Home Depot, Inc. (The)	92,930	28,134,558
Lowe's Cos., Inc.	59,966	11,711,360
O'Reilly Automotive, Inc.*	5,996	3,820,471
Ross Stores, Inc.	31,445	2,673,454
TJX Cos., Inc. (The)	106,171	6,749,291
Tractor Supply Co.	10,129	1,897,769

See accompanying notes to the financial statements.

Ultra S&P500® Schedule of Portfolio Investments May 31, 2022
Investments	Shares	Value ($)
Ulta Beauty, Inc.*	4,816	2,037,650
		65,810,052
Technology Hardware, Storage & Peripherals - 6.3%
Apple, Inc.	1,379,803	205,369,878
Hewlett Packard Enterprise Co.	115,114	1,795,778
HP, Inc.(b)	96,364	3,742,778
NetApp, Inc.	19,782	1,423,315
Seagate Technology Holdings plc	17,922	1,517,456
Western Digital Corp.*	27,849	1,690,156
		215,539,361
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc., Class B	113,586	13,499,696
PVH Corp.	6,228	441,378
Ralph Lauren Corp.	4,120	416,491
Tapestry, Inc.	23,499	810,716
Under Armour, Inc., Class A*(b)	16,790	177,638
Under Armour, Inc., Class C*	19,141	185,668
VF Corp.	28,727	1,449,564
		16,981,151
Tobacco - 0.7%
Altria Group, Inc.	162,258	8,776,535
Philip Morris International, Inc.	137,931	14,655,169
		23,431,704
Trading Companies & Distributors - 0.2%
Fastenal Co.	51,227	2,743,718
United Rentals, Inc.*	6,445	1,921,770
WW Grainger, Inc.	3,852	1,876,194
		6,541,682
Water Utilities - 0.1%
American Water Works Co., Inc.	16,157	2,443,746

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	52,257	6,965,336

TOTAL COMMON STOCKS (Cost $3,572,179,499)		3,110,015,513

SECURITIES LENDING REINVESTMENTS(d) - 0.0%(c)

INVESTMENT COMPANIES - 0.0%(c)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $1,589,475)	1,589,475	1,589,475
Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 23.8%

REPURCHASE AGREEMENTS(e) - 6.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $219,208,041 (Cost $219,203,627)	219,203,627	219,203,627

U.S. TREASURY OBLIGATIONS - 17.4%
U.S. Treasury Bills
0.37%, 6/7/2022(f)	50,000,000	49,995,916
0.51%, 6/21/2022(f)	50,000,000	49,983,611
0.63%, 6/30/2022(f)	175,000,000	174,904,138
0.71%, 7/5/2022(b)(f)	75,000,000	74,952,188
0.39%, 7/21/2022(b)(f)	100,000,000	99,883,333
0.74%, 8/18/2022(f)	100,000,000	99,773,854
0.69%, 12/29/2022(f)	45,000,000	44,583,249
TOTAL U.S. TREASURY OBLIGATIONS (Cost $594,447,259)		594,076,289

TOTAL SHORT-TERM INVESTMENTS (Cost $813,650,886)		813,279,916
Total Investments - 114.6% (Cost $4,387,419,860)		3,924,884,904
Liabilities in excess of other assets - (14.6%)		(500,685,590)
Net Assets - 100.0%		3,424,199,314
*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,472,167,759.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $31,941,272, collateralized in the form of cash with a value of $1,589,475 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $31,086,923 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 6.87%, and maturity dates ranging from June 15, 2022 – May 20, 2052. The total value of collateral is $32,676,398.
(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $1,589,475.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(f)	The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,208,214
Aggregate gross unrealized depreciation	(1,116,857,774)
Net unrealized depreciation	$(1,007,649,560)
Federal income tax cost	$4,431,515,065

See accompanying notes to the financial statements.

Ultra S&P500® Schedule of Portfolio Investments May 31, 2022

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	1,255	6/17/2022	USD	$259,235,938	$8,680,002

Swap Agreementsa

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
266,953,419	5/8/2023	Bank of America NA	1.38%	S&P 500®	(37,274,846)	37,274,422	424	—

308,568,301	5/8/2023	BNP Paribas SA	1.43%	S&P 500®	(141,588,300)	141,015,917	572,383	—

415,454,625	4/10/2023	Citibank NA	1.49%	S&P 500®	(60,819,881)	60,714,954	104,927	—

482,564,873	4/10/2023	Credit Suisse International	1.43%	S&P 500®	(37,859,705)	26,234,042	11,625,663	—

50,457,684	4/8/2024	Goldman Sachs International	1.43%	S&P 500®	916,761
352,091,129	3/7/2023	Goldman Sachs International	1.34%	SPDR® S&P 500® ETF Trust	(91,963,118)
402,548,813					(91,046,357)	90,450,105	596,252	—
362,881,281	5/8/2023	J.P. Morgan Securities	1.23%	S&P 500®	(61,262,822)	60,776,730	486,092	—

176,748,584	4/10/2023	Morgan Stanley & Co. International plc	1.38%	S&P 500®	(23,781,081)	23,739,902	41,179	—

560,022,025	11/6/2023	Societe Generale	1.33%	S&P 500®	10,853,083	(10,831,670)	(21,413)	—

504,225,604	3/7/2023	UBS AG	1.33%	S&P 500®	(66,919,492)	66,895,671	23,821	—

3,479,967,525					(509,699,401)
				Total Unrealized Appreciation	11,769,844
				Total Unrealized Depreciation	(521,469,245)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)

COMMON STOCKS(a) - 90.4%

Aerospace & Defense - 1.1%
AAR Corp.*	1,067	51,451
Aerojet Rocketdyne Holdings, Inc.*	2,396	97,613
AeroVironment, Inc.*	737	67,775
Kaman Corp.	890	32,227
Moog, Inc., Class A	929	75,611
National Presto Industries, Inc.	163	11,017
Park Aerospace Corp.	624	7,600
Triumph Group, Inc.*	2,067	31,625
		374,919
Air Freight & Logistics - 0.7%
Atlas Air Worldwide Holdings, Inc.*	864	60,229
Forward Air Corp.	861	80,237
Hub Group, Inc., Class A*	1,084	79,110
		219,576
Airlines - 0.4%
Allegiant Travel Co.*	485	72,483
Hawaiian Holdings, Inc.*	1,638	29,074
SkyWest, Inc.*	1,611	43,433
		144,990
Auto Components - 1.2%
American Axle & Manufacturing Holdings, Inc.*	3,650	29,602
Dorman Products, Inc.*	910	91,955
Gentherm, Inc.*	1,062	73,214
LCI Industries	808	96,572
Motorcar Parts of America, Inc.*	614	9,106
Patrick Industries, Inc.(b)	717	43,099
Standard Motor Products, Inc.	611	24,409
XPEL, Inc.*(c)	530	27,359
		395,316
Automobiles - 0.2%
Winnebago Industries, Inc.	1,067	52,763

Banks - 9.2%
Allegiance Bancshares, Inc.	605	24,351
Ameris Bancorp	2,116	96,469
Banc of California, Inc.	1,729	33,266
BancFirst Corp.(b)	605	54,892
Bancorp, Inc. (The)*	1,834	38,202
BankUnited, Inc.	2,739	114,107
Banner Corp.	1,093	63,514
Berkshire Hills Bancorp, Inc.	1,556	40,627
Brookline Bancorp, Inc.	2,483	35,184
Central Pacific Financial Corp.	887	21,412
City Holding Co.	483	39,650
Columbia Banking System, Inc.	2,485	74,923
Community Bank System, Inc.	1,722	113,652
Customers Bancorp, Inc.*	968	39,978
CVB Financial Corp.	4,332	107,347
Dime Community Bancshares, Inc.	1,045	32,855
Eagle Bancorp, Inc.	1,020	50,551
FB Financial Corp.	1,142	47,987
First Bancorp/NC	1,105	41,404
First Bancorp/PR(b)	6,454	96,358
First Commonwealth Financial Corp.	3,014	42,226
First Financial Bancorp	3,010	63,150
First Hawaiian, Inc.	4,077	104,412
Hanmi Financial Corp.	972	22,687
Heritage Financial Corp.	1,123	29,310
Hilltop Holdings, Inc.	1,946	58,400
HomeStreet, Inc.	643	25,919
Hope Bancorp, Inc.	3,838	55,958
Independent Bank Corp.	1,511	125,866
Independent Bank Group, Inc.	1,199	87,623
Lakeland Financial Corp.	808	58,305
Meta Financial Group, Inc.	953	39,616
National Bank Holdings Corp., Class A	958	39,039
NBT Bancorp, Inc.	1,384	51,180
Northwest Bancshares, Inc.	4,051	52,217
OFG Bancorp	1,586	44,947
Pacific Premier Bancorp, Inc.	3,019	98,299
Park National Corp.	461	57,030
Preferred Bank	432	29,596
Renasant Corp.	1,783	55,166
S&T Bancorp, Inc.	1,258	36,998
Seacoast Banking Corp. of Florida	1,870	64,029
ServisFirst Bancshares, Inc.	1,562	130,208
Simmons First National Corp., Class A	4,036	103,766
Southside Bancshares, Inc.	1,034	41,701
Tompkins Financial Corp.	380	28,960
Triumph Bancorp, Inc.*	756	54,992
Trustmark Corp.	1,971	57,336
United Community Banks, Inc.	3,350	105,291
Veritex Holdings, Inc.	1,579	54,412
Westamerica Bancorp	859	51,720
		3,037,088
Beverages - 0.7%
Celsius Holdings, Inc.*	1,222	81,984
Coca-Cola Consolidated, Inc.	148	83,616
MGP Ingredients, Inc.	400	38,744
National Beverage Corp.	745	36,974
		241,318
Biotechnology - 1.9%
Anika Therapeutics, Inc.*	461	10,022
Arcus Biosciences, Inc.*	1,462	27,705
Avid Bioservices, Inc.*(b)	1,971	26,352
Coherus Biosciences, Inc.*	2,040	14,974
Cytokinetics, Inc.*(b)	2,683	107,052
Dynavax Technologies Corp.*(b)	3,568	42,316
Eagle Pharmaceuticals, Inc.*	364	16,999
Emergent BioSolutions, Inc.*	1,531	50,462
Enanta Pharmaceuticals, Inc.*	584	23,319
iTeos Therapeutics, Inc.*	644	11,270
Ligand Pharmaceuticals, Inc.*	534	47,478
Myriad Genetics, Inc.*	2,553	49,120
Organogenesis Holdings, Inc.*	2,019	11,326
REGENXBIO, Inc.*	1,202	25,290
uniQure NV*	1,154	16,571
Vanda Pharmaceuticals, Inc.*	1,784	17,537
Vericel Corp.*	1,497	40,643
Vir Biotechnology, Inc.*	2,338	60,344
Xencor, Inc.*	1,869	41,735
		640,515
Building Products - 1.7%
AAON, Inc.	1,323	70,886
American Woodmark Corp.*	530	27,602
Apogee Enterprises, Inc.	795	33,072
Gibraltar Industries, Inc.*	1,046	43,681

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Griffon Corp.	1,511	48,458
Insteel Industries, Inc.	620	25,674
PGT Innovations, Inc.*	1,906	38,311
Quanex Building Products Corp.	1,068	21,723
Resideo Technologies, Inc.*	4,618	109,077
UFP Industries, Inc.	1,978	152,702
		571,186
Capital Markets - 0.8%
B Riley Financial, Inc.	514	27,936
Blucora, Inc.*	1,558	27,561
Brightsphere Investment Group, Inc.	1,120	22,837
Donnelley Financial Solutions, Inc.*	932	28,995
Greenhill & Co., Inc.	430	5,289
Piper Sandler Cos.	452	59,569
StoneX Group, Inc.*	548	41,138
Virtus Investment Partners, Inc.	229	44,119
WisdomTree Investments, Inc.	3,481	20,712
		278,156
Chemicals - 2.7%
AdvanSix, Inc.	900	41,697
American Vanguard Corp.	860	21,225
Balchem Corp.	1,035	128,785
FutureFuel Corp.	827	5,946
GCP Applied Technologies, Inc.*	1,726	53,713
Hawkins, Inc.	602	21,768
HB Fuller Co.	1,688	119,983
Innospec, Inc.	789	80,502
Koppers Holdings, Inc.	681	18,455
Livent Corp.*(b)	5,167	164,259
Quaker Chemical Corp.	430	67,252
Rayonier Advanced Materials, Inc.*	2,042	7,862
Schweitzer-Mauduit International, Inc.	1,006	27,283
Stepan Co.	681	76,347
Tredegar Corp.	821	9,942
Trinseo plc	1,242	58,734
		903,753
Commercial Services & Supplies - 2.0%
ABM Industries, Inc.	2,154	104,146
Brady Corp., Class A	1,543	74,851
CoreCivic, Inc., REIT*	3,847	49,511
Deluxe Corp.	1,365	32,664
GEO Group, Inc. (The), REIT*(b)	3,921	27,878
Harsco Corp.*	2,535	21,041
Healthcare Services Group, Inc.(b)	2,383	40,916
HNI Corp.	1,393	53,115
Interface, Inc.	1,891	27,211
KAR Auction Services, Inc.*	3,874	61,868
Matthews International Corp., Class A	1,010	32,684
Pitney Bowes, Inc.	5,316	24,879
UniFirst Corp.	487	79,595
Viad Corp.*	656	19,759
		650,118
Communications Equipment - 1.2%
ADTRAN, Inc.	1,571	29,110
CalAmp Corp.*(b)	1,150	8,349
Comtech Telecommunications Corp.	845	10,571
Digi International, Inc.*	1,120	24,752
Extreme Networks, Inc.*	4,133	40,999
Harmonic, Inc.*	3,294	31,721
NETGEAR, Inc.*	938	17,869
NetScout Systems, Inc.*	2,360	81,019
Plantronics, Inc.*	1,368	54,009
Viavi Solutions, Inc.*	7,357	106,456
		404,855
Construction & Engineering - 1.0%
Arcosa, Inc.	1,545	81,684
Comfort Systems USA, Inc.	1,154	103,537
Granite Construction, Inc.(b)	1,466	47,865
MYR Group, Inc.*	540	49,470
NV5 Global, Inc.*	379	46,685
		329,241
Consumer Finance - 0.9%
Encore Capital Group, Inc.*(b)	794	48,522
Enova International, Inc.*	1,091	34,454
EZCORP, Inc., Class A*	1,715	13,000
Green Dot Corp., Class A*	1,749	50,441
LendingTree, Inc.*	366	23,098
PRA Group, Inc.*	1,395	51,615
PROG Holdings, Inc.*	1,811	52,863
World Acceptance Corp.*	131	19,397
		293,390
Containers & Packaging - 0.3%
Myers Industries, Inc.	1,159	27,584
O-I Glass, Inc.*	4,977	81,872
		109,456
Diversified Consumer Services - 0.4%
Adtalem Global Education, Inc.*	1,592	51,931
American Public Education, Inc.*	598	8,336
Perdoceo Education Corp.*	2,245	24,493
Strategic Education, Inc.	724	47,654
WW International, Inc.*	1,702	12,067
		144,481
Diversified Telecommunication Services - 0.3%
ATN International, Inc.	349	15,388
Cogent Communications Holdings, Inc.	1,357	81,949
Consolidated Communications Holdings, Inc.*	2,297	15,206
		112,543
Electrical Equipment - 0.4%
AZZ, Inc.	789	35,316
Encore Wire Corp.	649	81,138
Powell Industries, Inc.(b)	289	7,768
		124,222
Electronic Equipment, Instruments & Components - 3.6%
Advanced Energy Industries, Inc.	1,204	98,078
Arlo Technologies, Inc.*	2,698	19,102
Badger Meter, Inc.	937	74,154
Benchmark Electronics, Inc.	1,127	28,727
CTS Corp.(b)	1,031	41,931
ePlus, Inc.*	859	48,740
Fabrinet*	1,184	102,854
FARO Technologies, Inc.*	582	18,752
Insight Enterprises, Inc.*	1,116	110,283
Itron, Inc.*	1,446	74,628
Knowles Corp.*	2,935	56,411
Methode Electronics, Inc.	1,192	53,699
OSI Systems, Inc.*	525	44,058
PC Connection, Inc.	352	15,738
Plexus Corp.*	900	76,320

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Rogers Corp.*	599	158,963
Sanmina Corp.*	2,033	89,228
ScanSource, Inc.*	818	31,689
TTM Technologies, Inc.*	3,337	47,686
		1,191,041
Energy Equipment & Services - 2.1%
Archrock, Inc.	4,289	43,019
Bristow Group, Inc.*	741	23,556
Core Laboratories NV	1,481	41,735
DMC Global, Inc.*(b)	615	17,017
Dril-Quip, Inc.*	1,133	35,621
Helix Energy Solutions Group, Inc.*	4,536	21,047
Helmerich & Payne, Inc.	3,374	169,881
Nabors Industries Ltd.*	247	41,192
Oceaneering International, Inc.*	3,191	40,590
Oil States International, Inc.*	1,966	15,217
Patterson-UTI Energy, Inc.	6,879	131,251
ProPetro Holding Corp.*	2,711	35,379
RPC, Inc.*	2,250	21,060
US Silica Holdings, Inc.*	2,384	42,149
		678,714
Entertainment - 0.2%
Cinemark Holdings, Inc.*(b)	3,405	57,817
Marcus Corp. (The)*	700	10,969
		68,786
Equity Real Estate Investment Trusts (REITs) - 6.5%
Acadia Realty Trust	2,828	55,598
Agree Realty Corp.(b)	2,279	158,550
Alexander & Baldwin, Inc.	2,318	47,287
American Assets Trust, Inc.	1,684	57,424
Armada Hoffler Properties, Inc.	2,155	29,696
Brandywine Realty Trust	5,473	61,024
CareTrust REIT, Inc.	3,105	57,536
Centerspace REIT	480	39,830
Chatham Lodging Trust*	1,561	19,887
Community Healthcare Trust, Inc.	751	28,298
DiamondRock Hospitality Co.*	6,737	69,324
Diversified Healthcare Trust	7,645	17,354
Easterly Government Properties, Inc.	2,755	54,081
Essential Properties Realty Trust, Inc.	3,890	89,003
Four Corners Property Trust, Inc.	2,474	68,208
Franklin Street Properties Corp.	3,042	13,750
Getty Realty Corp.	1,262	35,260
Global Net Lease, Inc.	3,315	47,968
Hersha Hospitality Trust*	1,058	11,617
Industrial Logistics Properties Trust	2,091	31,909
Innovative Industrial Properties, Inc.	869	115,620
iStar, Inc.	2,222	38,663
LTC Properties, Inc.	1,259	48,774
LXP Industrial Trust(b)	9,046	104,572
NexPoint Residential Trust, Inc.	729	53,567
Office Properties Income Trust	1,548	32,988
Orion Office REIT, Inc.	1,811	24,141
Retail Opportunity Investments Corp.	3,884	70,184
RPT Realty	2,696	32,810
Safehold, Inc.	453	20,317
Saul Centers, Inc.	418	20,507
Service Properties Trust	5,280	33,422
SITE Centers Corp.	5,742	90,264
Summit Hotel Properties, Inc.*	3,406	29,768
Tanger Factory Outlet Centers, Inc.	3,325	58,221
Uniti Group, Inc.(b)	7,546	85,572
Universal Health Realty Income Trust	410	22,005
Urban Edge Properties	3,521	66,371
Urstadt Biddle Properties, Inc., Class A	965	16,984
Veris Residential, Inc.*	2,560	41,190
Washington REIT	2,706	65,729
Whitestone REIT	1,479	18,177
Xenia Hotels & Resorts, Inc.*	3,651	67,142
		2,150,592
Food & Staples Retailing - 0.8%
Andersons, Inc. (The)	973	36,594
Chefs' Warehouse, Inc. (The)*	1,042	37,231
PriceSmart, Inc.	770	60,545
SpartanNash Co.	1,149	39,537
United Natural Foods, Inc.*	1,858	78,798
		252,705
Food Products - 1.6%
B&G Foods, Inc.(b)	2,075	46,916
Calavo Growers, Inc.	565	19,238
Cal-Maine Foods, Inc.	1,197	57,133
Fresh Del Monte Produce, Inc.	1,063	27,149
Hostess Brands, Inc.*	4,426	94,052
J & J Snack Foods Corp.	476	61,033
John B Sanfilippo & Son, Inc.	285	21,768
Seneca Foods Corp., Class A*	193	10,972
Simply Good Foods Co. (The)*	2,705	108,092
Tootsie Roll Industries, Inc.	569	18,817
TreeHouse Foods, Inc.*	1,784	73,358
		538,528
Gas Utilities - 0.8%
Chesapeake Utilities Corp.	562	75,066
Northwest Natural Holding Co.	982	53,313
South Jersey Industries, Inc.(b)	3,595	125,286
		253,665
Health Care Equipment & Supplies - 3.5%
AngioDynamics, Inc.*	1,237	24,282
Artivion, Inc.*	1,258	24,606
Avanos Medical, Inc.*	1,540	44,183
BioLife Solutions, Inc.*	961	13,185
Cardiovascular Systems, Inc.*	1,298	21,105
CONMED Corp.	937	108,964
Cutera, Inc.*	523	23,530
Embecta Corp.*	1,836	45,496
Glaukos Corp.*	1,499	61,204
Heska Corp.*	343	34,228
Inogen, Inc.*	655	16,820
Integer Holdings Corp.*	1,055	84,168
Lantheus Holdings, Inc.*	2,164	148,277
LeMaitre Vascular, Inc.	613	28,026
Meridian Bioscience, Inc.*	1,391	38,253
Merit Medical Systems, Inc.*	1,625	99,759
Mesa Laboratories, Inc.	168	35,154
Natus Medical, Inc.*	1,091	35,774
Omnicell, Inc.*	1,405	156,180
OraSure Technologies, Inc.*(b)	2,306	9,570
Orthofix Medical, Inc.*	632	17,374
Surmodics, Inc.*	448	17,575
Tactile Systems Technology, Inc.*	636	6,462

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Varex Imaging Corp.*(b)	1,266	29,169
Zimvie, Inc.*	681	14,825
Zynex, Inc.	727	5,300
		1,143,469
Health Care Providers & Services - 3.0%
Addus HomeCare Corp.*	510	42,585
AMN Healthcare Services, Inc.*(b)	1,511	146,416
Apollo Medical Holdings, Inc.*(b)	1,207	45,311
Community Health Systems, Inc.*	3,973	20,819
CorVel Corp.*	302	45,046
Covetrus, Inc.*	3,305	68,810
Cross Country Healthcare, Inc.*	1,131	19,962
Ensign Group, Inc. (The)	1,673	135,797
Fulgent Genetics, Inc.*(b)	620	33,796
Hanger, Inc.*	1,176	18,569
Joint Corp. (The)*	461	7,690
MEDNAX, Inc.*	2,726	52,666
ModivCare, Inc.*	393	37,504
Owens & Minor, Inc.	2,413	84,165
Pennant Group, Inc. (The)*(b)	867	16,586
RadNet, Inc.*	1,491	30,610
Select Medical Holdings Corp.	3,391	82,571
Tivity Health, Inc.*	1,415	45,846
US Physical Therapy, Inc.	415	46,725
		981,474
Health Care Technology - 0.5%
Allscripts Healthcare Solutions, Inc.*	3,921	67,010
Computer Programs and Systems, Inc.*	467	14,893
HealthStream, Inc.*	807	16,439
NextGen Healthcare, Inc.*	1,795	32,507
OptimizeRx Corp.*	569	14,555
Simulations Plus, Inc.	503	23,882
		169,286
Hotels, Restaurants & Leisure - 1.4%
BJ's Restaurants, Inc.*	744	19,545
Bloomin' Brands, Inc.	2,598	54,844
Brinker International, Inc.*	1,426	43,279
Cheesecake Factory, Inc. (The)	1,552	50,688
Chuy's Holdings, Inc.*	634	14,322
Dave & Buster's Entertainment, Inc.*	1,238	46,908
Dine Brands Global, Inc.	552	40,567
El Pollo Loco Holdings, Inc.*	622	6,444
Golden Entertainment, Inc.*	651	30,779
Jack in the Box, Inc.	675	46,103
Monarch Casino & Resort, Inc.*	420	28,497
Red Robin Gourmet Burgers, Inc.*	506	4,979
Ruth's Hospitality Group, Inc.	1,015	18,706
Shake Shack, Inc., Class A*	1,251	60,861
		466,522
Household Durables - 2.3%
Cavco Industries, Inc.*	272	60,427
Century Communities, Inc.	948	51,543
Ethan Allen Interiors, Inc.	705	16,398
Installed Building Products, Inc.	751	71,751
iRobot Corp.*	861	40,975
La-Z-Boy, Inc.	1,404	35,844
LGI Homes, Inc.*(b)	682	66,829
M/I Homes, Inc.*	931	43,524
MDC Holdings, Inc.	1,809	69,068
Meritage Homes Corp.*	1,192	101,689
Sonos, Inc.*	4,091	90,534
Tri Pointe Homes, Inc.*	3,551	74,820
Tupperware Brands Corp.*	1,565	10,376
Universal Electronics, Inc.*	420	11,256
		745,034
Household Products - 0.5%
Central Garden & Pet Co.*	314	14,187
Central Garden & Pet Co., Class A*	1,267	53,632
WD-40 Co.	438	82,690
		150,509
Insurance - 2.5%
Ambac Financial Group, Inc.*	1,484	15,894
American Equity Investment Life Holding Co.	2,636	106,125
AMERISAFE, Inc.	619	31,198
Assured Guaranty Ltd.	2,232	131,353
eHealth, Inc.*	760	7,980
Employers Holdings, Inc.	895	37,062
Genworth Financial, Inc., Class A*	16,228	65,723
HCI Group, Inc.(b)	256	17,400
Horace Mann Educators Corp.	1,322	53,488
James River Group Holdings Ltd.	1,192	30,456
Palomar Holdings, Inc.*	772	47,980
ProAssurance Corp.	1,727	38,357
Safety Insurance Group, Inc.	455	42,251
Selectquote, Inc.*	3,988	11,645
SiriusPoint Ltd.*	2,753	15,417
Stewart Information Services Corp.	859	47,666
Trupanion, Inc.*	1,097	73,367
United Fire Group, Inc.	692	22,428
Universal Insurance Holdings, Inc.	899	11,597
		807,387
Interactive Media & Services - 0.1%
Cars.com, Inc.*	2,078	21,507
QuinStreet, Inc.*	1,607	17,677
		39,184
Internet & Direct Marketing Retail - 0.2%
Liquidity Services, Inc.*	854	11,580
PetMed Express, Inc.(b)	670	14,760
Shutterstock, Inc.	743	44,729
		71,069
IT Services - 1.4%
CSG Systems International, Inc.	1,040	64,678
EVERTEC, Inc.	1,910	72,465
ExlService Holdings, Inc.*	1,064	151,290
Perficient, Inc.*	1,053	103,099
TTEC Holdings, Inc.	586	39,520
Unisys Corp.*	2,148	25,626
		456,678
Leisure Products - 0.3%
Sturm Ruger & Co., Inc.	562	38,154
Vista Outdoor, Inc.*	1,799	69,334
		107,488
Life Sciences Tools & Services - 0.1%
NeoGenomics, Inc.*	3,938	33,158

Machinery - 3.9%
Alamo Group, Inc.	315	37,053
Albany International Corp., Class A	1,035	87,354
Astec Industries, Inc.	728	34,049
Barnes Group, Inc.	1,491	53,721
CIRCOR International, Inc.*	649	12,617
Enerpac Tool Group Corp.	1,929	37,654

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
EnPro Industries, Inc.	659	63,106
ESCO Technologies, Inc.	830	54,622
Federal Signal Corp.	1,954	68,585
Franklin Electric Co., Inc.	1,249	92,076
Greenbrier Cos., Inc. (The)(b)	1,041	43,316
Hillenbrand, Inc.	2,329	97,445
John Bean Technologies Corp.	1,016	123,698
Lindsay Corp.	350	44,100
Meritor, Inc.*(b)	2,264	81,889
Mueller Industries, Inc.	1,834	98,761
Proto Labs, Inc.*	882	42,504
SPX Corp.*	1,438	72,375
Standex International Corp.	390	36,309
Tennant Co.	593	36,908
Titan International, Inc.*	1,636	29,792
Wabash National Corp.	1,567	24,053
		1,271,987
Marine - 0.4%
Matson, Inc.	1,346	120,978

Media - 0.6%
AMC Networks, Inc., Class A*	935	36,708
EW Scripps Co. (The), Class A*	1,829	29,026
Gannett Co., Inc.*	4,552	17,889
Loyalty Ventures, Inc.*	638	6,763
Scholastic Corp.	969	36,367
TechTarget, Inc.*	852	60,569
Thryv Holdings, Inc.*	543	14,221
		201,543
Metals & Mining - 1.7%
Allegheny Technologies, Inc.*(b)	4,070	111,925
Arconic Corp.*	3,404	95,755
Carpenter Technology Corp.(b)	1,542	54,325
Century Aluminum Co.*	1,614	19,045
Compass Minerals International, Inc.(b)	1,089	48,929
Haynes International, Inc.	397	15,185
Kaiser Aluminum Corp.	508	51,902
Materion Corp.	654	53,615
Olympic Steel, Inc.	299	10,217
SunCoke Energy, Inc.	2,660	21,519
TimkenSteel Corp.*	1,314	30,353
Warrior Met Coal, Inc.	1,643	55,238
		568,008
Mortgage Real Estate Investment Trusts (REITs) - 1.2%
Apollo Commercial Real Estate Finance, Inc.	4,225	53,784
ARMOUR Residential REIT, Inc.(b)	2,870	21,697
Ellington Financial, Inc.	1,744	27,015
Franklin BSP Realty Trust, Inc.	1,405	21,749
Granite Point Mortgage Trust, Inc.	1,722	18,942
Invesco Mortgage Capital, Inc.	9,970	17,747
KKR Real Estate Finance Trust, Inc.	1,433	29,262
New York Mortgage Trust, Inc.	12,132	36,760
PennyMac Mortgage Investment Trust	3,035	49,106
Ready Capital Corp.	2,150	31,562
Redwood Trust, Inc.	3,669	37,424
Two Harbors Investment Corp.	11,000	58,740
		403,788
Multiline Retail - 0.1%
Big Lots, Inc.	976	23,902

Multi-Utilities - 0.4%
Avista Corp.	2,263	98,305
Unitil Corp.	511	29,541
		127,846
Oil, Gas & Consumable Fuels - 3.9%
Callon Petroleum Co.*	1,510	88,275
Civitas Resources, Inc.(b)	2,304	175,910
CONSOL Energy, Inc.*	1,013	52,230
Dorian LPG Ltd.	886	15,062
Green Plains, Inc.*	1,715	55,875
Laredo Petroleum, Inc.*	460	38,718
Par Pacific Holdings, Inc.*	1,464	24,010
PBF Energy, Inc., Class A*	3,039	100,895
Ranger Oil Corp.*	675	28,897
Renewable Energy Group, Inc.*	1,608	98,586
REX American Resources Corp.*	166	14,424
SM Energy Co.	3,883	187,432
Southwestern Energy Co.*	35,636	325,000
Talos Energy, Inc.*	1,308	28,253
World Fuel Services Corp.	2,018	50,026
		1,283,593
Paper & Forest Products - 0.4%
Clearwater Paper Corp.*	534	18,343
Glatfelter Corp.	1,425	12,283
Mercer International, Inc.	1,289	19,039
Neenah, Inc.	535	20,282
Sylvamo Corp.*	1,128	57,235
		127,182
Personal Products - 0.7%
Edgewell Personal Care Co.	1,728	62,899
elf Beauty, Inc.*	1,533	40,809
Inter Parfums, Inc.	569	41,992
Medifast, Inc.	372	62,031
USANA Health Sciences, Inc.*(b)	374	26,303
		234,034
Pharmaceuticals - 1.4%
Amphastar Pharmaceuticals, Inc.*(b)	1,177	43,714
ANI Pharmaceuticals, Inc.*	407	12,312
Cara Therapeutics, Inc.*	1,340	11,149
Collegium Pharmaceutical, Inc.*	1,106	17,276
Corcept Therapeutics, Inc.*	3,049	63,541
Endo International plc*(b)	7,475	3,944
Harmony Biosciences Holdings, Inc.*	729	31,784
Innoviva, Inc.*(b)	2,001	30,355
Nektar Therapeutics*(b)	5,904	20,546
Pacira BioSciences, Inc.*(b)	1,425	90,131
Phibro Animal Health Corp., Class A	651	12,506
Prestige Consumer Healthcare, Inc.*	1,605	89,591
Supernus Pharmaceuticals, Inc.*	1,701	47,407
		474,256
Professional Services - 1.4%
Exponent, Inc.	1,666	150,590
Forrester Research, Inc.*	356	18,629
Heidrick & Struggles International, Inc.	626	21,634
Kelly Services, Inc., Class A	1,152	22,994

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Korn Ferry	1,740	106,940
ManTech International Corp., Class A	881	84,268
Resources Connection, Inc.	976	18,027
TrueBlue, Inc.*	1,135	24,993
		448,075
Real Estate Management & Development - 0.5%
Douglas Elliman, Inc.	2,116	12,167
Marcus & Millichap, Inc.	800	33,504
RE/MAX Holdings, Inc., Class A(b)	605	14,702
Realogy Holdings Corp.*	3,728	46,153
St Joe Co. (The)	1,054	53,216
		159,742
Road & Rail - 0.4%
ArcBest Corp.	795	60,126
Heartland Express, Inc.	1,490	21,277
Marten Transport Ltd.	1,913	33,592
		114,995
Semiconductors & Semiconductor Equipment - 3.1%
Alpha & Omega Semiconductor Ltd.*	678	29,784
Axcelis Technologies, Inc.*	1,065	66,094
CEVA, Inc.*	735	26,511
Cohu, Inc.*	1,556	47,349
Diodes, Inc.*	1,438	110,740
FormFactor, Inc.*	2,502	102,732
Ichor Holdings Ltd.*	907	27,428
Kulicke & Soffa Industries, Inc.(b)	1,992	107,907
MaxLinear, Inc.*	2,259	89,434
Onto Innovation, Inc.*	1,576	126,679
PDF Solutions, Inc.*	954	22,801
Photronics, Inc.*	1,972	42,871
Rambus, Inc.*	3,498	87,800
SMART Global Holdings, Inc.*	1,500	36,975
Ultra Clean Holdings, Inc.*	1,435	48,159
Veeco Instruments, Inc.*	1,615	34,609
		1,007,873
Software - 2.4%
8x8, Inc.*	3,785	27,441
A10 Networks, Inc.	1,909	29,418
Agilysys, Inc.*	623	25,462
Alarm.com Holdings, Inc.*(b)	1,474	93,201
Cerence, Inc.*(b)	1,252	39,764
Consensus Cloud Solutions, Inc.*	510	24,495
Ebix, Inc.	761	22,183
InterDigital, Inc.(b)	981	64,050
LivePerson, Inc.*	2,158	36,211
OneSpan, Inc.*	1,100	14,553
Progress Software Corp.	1,412	68,214
SPS Commerce, Inc.*	1,150	123,096
Vonage Holdings Corp.*	8,074	156,393
Xperi Holding Corp.	3,342	55,009
		779,490
Specialty Retail - 3.6%
Aaron's Co., Inc. (The)	1,007	19,697
Abercrombie & Fitch Co., Class A*	1,807	36,935
Academy Sports & Outdoors, Inc.	2,802	93,895
America's Car-Mart, Inc.*	193	20,921
Asbury Automotive Group, Inc.*(b)	739	133,870
Bed Bath & Beyond, Inc.*	3,081	26,651
Boot Barn Holdings, Inc.*	947	76,423
Buckle, Inc. (The)	940	30,888
Caleres, Inc.	1,219	34,693
Cato Corp. (The), Class A	609	7,948
Chico's FAS, Inc.*	3,921	19,409
Children's Place, Inc. (The)*	436	20,701
Conn's, Inc.*	614	8,105
Designer Brands, Inc., Class A	1,972	30,625
Genesco, Inc.*	439	24,720
Group 1 Automotive, Inc.	550	98,775
Guess?, Inc.(b)	1,247	26,012
Haverty Furniture Cos., Inc.	475	13,424
Hibbett, Inc.	411	20,858
LL Flooring Holdings, Inc.*	932	11,193
MarineMax, Inc.*	701	29,028
Monro, Inc.	1,074	50,929
ODP Corp. (The)*	1,468	56,063
Rent-A-Center, Inc.	1,933	53,235
Sally Beauty Holdings, Inc.*	3,521	53,378
Shoe Carnival, Inc.	559	15,238
Signet Jewelers Ltd.(b)	1,683	100,307
Sleep Number Corp.*	724	33,253
Sonic Automotive, Inc., Class A	664	30,285
Zumiez, Inc.*	624	20,474
		1,197,933
Technology Hardware, Storage & Peripherals - 0.2%
3D Systems Corp.*(b)	4,088	44,191
Corsair Gaming, Inc.*(b)	1,056	16,949
Diebold Nixdorf, Inc.*	2,333	7,256
		68,396
Textiles, Apparel & Luxury Goods - 1.0%
Fossil Group, Inc.*	1,519	11,150
G-III Apparel Group Ltd.*	1,397	35,009
Kontoor Brands, Inc.	1,522	60,987
Movado Group, Inc.	525	17,813
Oxford Industries, Inc.	508	46,309
Steven Madden Ltd.	2,447	90,979
Unifi, Inc.*	445	7,035
Vera Bradley, Inc.*	811	5,523
Wolverine World Wide, Inc.	2,636	56,252
		331,057
Thrifts & Mortgage Finance - 1.9%
Axos Financial, Inc.*	1,715	66,285
Capitol Federal Financial, Inc.	4,131	41,930
Flagstar Bancorp, Inc.	1,702	65,578
Mr Cooper Group, Inc.*	2,405	104,281
NMI Holdings, Inc., Class A*	2,744	51,066
Northfield Bancorp, Inc.	1,387	18,433
Provident Financial Services, Inc.	2,447	56,256
TrustCo Bank Corp.	613	19,745
Walker & Dunlop, Inc.	943	100,250
WSFS Financial Corp.	2,093	89,538
		613,362
Tobacco - 0.3%
Universal Corp.	787	50,116
Vector Group Ltd.	4,185	51,518
		101,634
Trading Companies & Distributors - 1.3%
Applied Industrial Technologies, Inc.	1,230	127,194
Boise Cascade Co.	1,258	97,269
DXP Enterprises, Inc.*	552	16,935
GMS, Inc.*	1,377	68,588
NOW, Inc.*	3,536	39,038

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Veritiv Corp.*	444	64,535
		413,559
Water Utilities - 0.7%
American States Water Co.	1,182	93,674
California Water Service Group	1,681	90,219
Middlesex Water Co.	560	47,617
		231,510
Wireless Telecommunication Services - 0.4%
Gogo, Inc.*	2,143	43,417
Shenandoah Telecommunications Co.	1,598	36,690
Telephone and Data Systems, Inc.	3,159	56,009
		136,116
TOTAL COMMON STOCKS (Cost $32,734,500)		29,774,034

SECURITIES LENDING REINVESTMENTS(d) - 0.7%

INVESTMENT COMPANIES - 0.7%
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $226,827)	226,827	226,827
Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 19.6%

REPURCHASE AGREEMENTS(e) - 19.6%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $6,447,384
(Cost $6,447,256)	6,447,256	6,447,256

Total Investments - 110.7% (Cost $39,408,583)		36,448,117
Liabilities in excess of other assets - (10.7%)		(3,513,096)
Net Assets - 100.0%		32,935,021
*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $7,294,298.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $1,199,319, collateralized in the form of cash with a value of $226,827 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $1,023,145 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.63%, and maturity dates ranging from June 15, 2022 – February 15, 2051. The total value of collateral is $1,249,972.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $226,827.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,190,133
Aggregate gross unrealized depreciation	(9,738,542)
Net unrealized depreciation	$(7,548,409)
Federal income tax cost	$39,468,194

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2022

Swap Agreementsa

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
8,264,995	5/8/2023	Bank of America NA	1.18%	S&P SmallCap 600®	(1,693,273)	1,435,009	258,264	—
6,902,118	11/7/2022	Citibank NA	1.18%	S&P SmallCap 600®	(780,550)	769,506	11,044	—
4,114,581	11/7/2022	Morgan Stanley & Co. International plc	1.43%	S&P SmallCap 600®	(481,710)	477,887	3,823	—
10,361,826	3/7/2023	Societe Generale	1.28%	S&P SmallCap 600®	(888,300)	869,968	18,332	—
6,439,999	3/7/2023	UBS AG	1.13%	S&P SmallCap 600®	(684,499)	—	684,499	—
36,083,519					(4,528,332)
				Total Unrealized Depreciation	(4,528,332)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)

COMMON STOCKS(a) - 84.7%

Aerospace & Defense - 1.1%
Axon Enterprise, Inc.*	805	81,595
Curtiss-Wright Corp.	461	65,452
Hexcel Corp.	984	56,531
Mercury Systems, Inc.*	664	39,714
Woodward, Inc.	739	75,090
		318,382
Air Freight & Logistics - 0.2%
GXO Logistics, Inc.*	1,158	62,845

Airlines - 0.1%
JetBlue Airways Corp.*	3,729	40,049

Auto Components - 1.2%
Adient plc*	1,110	39,283
Dana, Inc.	1,692	28,019
Fox Factory Holding Corp.*	494	40,518
Gentex Corp.	2,775	86,247
Goodyear Tire & Rubber Co. (The)*	3,295	42,571
Lear Corp.	701	98,813
Visteon Corp.*	327	36,693
		372,144
Automobiles - 0.4%
Harley-Davidson, Inc.	1,804	63,465
Thor Industries, Inc.	654	49,684
		113,149
Banks - 5.9%
Associated Banc-Corp.	1,754	36,308
Bank of Hawaii Corp.(b)	471	37,435
Bank OZK	1,419	58,846
Cadence Bank	2,208	59,020
Cathay General Bancorp	888	36,506
Commerce Bancshares, Inc.	1,297	89,726
Cullen/Frost Bankers, Inc.	667	83,362
East West Bancorp, Inc.	1,664	122,371
First Financial Bankshares, Inc.(b)	1,503	61,984
First Horizon Corp.	6,264	143,007
FNB Corp.	3,984	48,406
Fulton Financial Corp.	1,892	29,988
Glacier Bancorp, Inc.	1,272	61,578
Hancock Whitney Corp.	1,018	50,737
Home BancShares, Inc.	1,766	39,894
International Bancshares Corp.	623	26,122
Old National Bancorp	3,464	55,078
PacWest Bancorp	1,404	44,338
Pinnacle Financial Partners, Inc.	894	72,789
Prosperity Bancshares, Inc.	1,081	78,372
Synovus Financial Corp.	1,700	72,505
Texas Capital Bancshares, Inc.*	594	33,579
UMB Financial Corp.	507	46,821
Umpqua Holdings Corp.	2,540	44,831
United Bankshares, Inc.	1,598	60,021
Valley National Bancorp	4,944	62,838
Washington Federal, Inc.	763	24,759
Webster Financial Corp.	2,109	103,531
Wintrust Financial Corp.	668	58,377
		1,743,129
Beverages - 0.1%
Boston Beer Co., Inc. (The), Class A*	111	39,438

Biotechnology - 1.4%
Arrowhead Pharmaceuticals, Inc.*	1,237	41,266
Exelixis, Inc.*	3,712	68,041
Halozyme Therapeutics, Inc.*	1,650	75,867
Neurocrine Biosciences, Inc.*	1,111	103,868
United Therapeutics Corp.*	527	121,389
		410,431
Building Products - 2.1%
Builders FirstSource, Inc.*	2,246	146,192
Carlisle Cos., Inc.	614	156,220
Lennox International, Inc.	395	82,516
Owens Corning	1,179	112,689
Simpson Manufacturing Co., Inc.	511	55,367
Trex Co., Inc.*	1,352	86,149
		639,133
Capital Markets - 1.7%
Affiliated Managers Group, Inc.	476	63,603
Evercore, Inc., Class A	459	52,418
Federated Hermes, Inc.	1,136	38,590
Interactive Brokers Group, Inc., Class A	1,024	63,017
Janus Henderson Group plc	1,983	55,742
Jefferies Financial Group, Inc.	2,269	74,922
SEI Investments Co.	1,234	72,103
Stifel Financial Corp.	1,226	78,672
		499,067
Chemicals - 2.5%
Ashland Global Holdings, Inc.	620	66,353
Avient Corp.	1,072	52,742
Cabot Corp.	666	50,356
Chemours Co. (The)	1,878	80,923
Ingevity Corp.*	462	32,192
Minerals Technologies, Inc.	390	25,841
NewMarket Corp.	79	26,032
Olin Corp.	1,654	108,817
RPM International, Inc.	1,521	134,000
Scotts Miracle-Gro Co. (The)	475	44,945
Sensient Technologies Corp.	493	43,108
Valvoline, Inc.	2,103	70,366
		735,675
Commercial Services & Supplies - 1.3%
Brink's Co. (The)	575	34,977
Clean Harbors, Inc.*	587	54,826
IAA, Inc.*	1,582	61,745
MillerKnoll, Inc.	888	26,818
MSA Safety, Inc.	426	54,311
Stericycle, Inc.*	1,078	54,493
Tetra Tech, Inc.	633	85,436
		372,606
Communications Equipment - 0.8%
Calix, Inc.*	644	23,790
Ciena Corp.*	1,816	92,289
Lumentum Holdings, Inc.*	847	72,910
Viasat, Inc.*	872	34,435
		223,424
Construction & Engineering - 1.5%
AECOM	1,657	115,741
Dycom Industries, Inc.*	355	33,054
EMCOR Group, Inc.	625	66,019

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Fluor Corp.*(b)	1,658	46,805
MasTec, Inc.*	691	57,761
MDU Resources Group, Inc.	2,387	65,356
Valmont Industries, Inc.	249	63,931
		448,667
Construction Materials - 0.2%
Eagle Materials, Inc.	464	60,580

Consumer Finance - 0.4%
FirstCash Holdings, Inc.	471	35,160
Navient Corp.	1,804	28,864
SLM Corp.	3,273	64,118
		128,142
Containers & Packaging - 0.7%
AptarGroup, Inc.	771	82,566
Greif, Inc., Class A	312	18,555
Silgan Holdings, Inc.	984	43,109
Sonoco Products Co.	1,155	67,533
		211,763
Diversified Consumer Services - 0.9%
Graham Holdings Co., Class B	47	28,812
Grand Canyon Education, Inc.*	467	41,643
H&R Block, Inc.	1,930	68,013
Service Corp. International	1,936	135,578
		274,046
Diversified Financial Services - 0.3%
Voya Financial, Inc.	1,266	86,860

Diversified Telecommunication Services - 0.2%
Iridium Communications, Inc.*	1,550	57,520

Electric Utilities - 1.0%
ALLETE, Inc.	655	40,623
Hawaiian Electric Industries, Inc.	1,282	55,344
IDACORP, Inc.	593	64,649
OGE Energy Corp.	2,347	96,931
PNM Resources, Inc.	1,008	47,910
		305,457
Electrical Equipment - 1.6%
Acuity Brands, Inc.	412	72,108
EnerSys	483	32,709
Hubbell, Inc.	638	121,131
nVent Electric plc	1,974	69,880
Regal Rexnord Corp.	795	99,335
Sunrun, Inc.*	2,429	63,445
Vicor Corp.*	252	16,960
		475,568
Electronic Equipment, Instruments & Components - 2.7%
Arrow Electronics, Inc.*	799	96,399
Avnet, Inc.	1,159	56,154
Belden, Inc.	525	30,230
Cognex Corp.	2,075	100,472
Coherent, Inc.*	290	78,578
II-VI, Inc.*(b)	1,248	78,000
Jabil, Inc.	1,683	103,538
Littelfuse, Inc.	288	77,818
National Instruments Corp.	1,548	54,675
TD SYNNEX Corp.	486	50,471
Vishay Intertechnology, Inc.	1,555	31,784
Vontier Corp.	1,984	53,211
		811,330
Energy Equipment & Services - 0.5%
ChampionX Corp.	2,370	55,150
NOV, Inc.	4,604	92,080
		147,230
Entertainment - 0.1%
World Wrestling Entertainment, Inc., Class A	514	34,320

Equity Real Estate Investment Trusts (REITs) - 7.5%
American Campus Communities, Inc.	1,633	106,145
Apartment Income REIT Corp.	1,843	82,677
Brixmor Property Group, Inc.	3,494	85,184
Corporate Office Properties Trust	1,317	36,402
Cousins Properties, Inc.(b)	1,745	60,290
Douglas Emmett, Inc.	2,057	58,151
EastGroup Properties, Inc.	476	76,898
EPR Properties	876	44,886
First Industrial Realty Trust, Inc.	1,529	81,266
Healthcare Realty Trust, Inc.(b)	1,731	50,320
Highwoods Properties, Inc.	1,230	48,327
Hudson Pacific Properties, Inc.	1,789	35,619
Independence Realty Trust, Inc.	2,822	66,345
JBG SMITH Properties	1,339	34,560
Kilroy Realty Corp.	1,232	74,782
Kite Realty Group Trust	2,569	53,846
Lamar Advertising Co., Class A	1,018	99,713
Life Storage, Inc.	960	112,090
Macerich Co. (The)	2,497	29,340
Medical Properties Trust, Inc.	7,000	130,060
National Retail Properties, Inc.	2,060	91,258
National Storage Affiliates Trust	960	50,352
Omega Healthcare Investors, Inc.	2,803	83,445
Park Hotels & Resorts, Inc.	2,775	50,117
Pebblebrook Hotel Trust	1,542	34,710
Physicians Realty Trust	2,585	47,952
PotlatchDeltic Corp.	811	42,545
PS Business Parks, Inc.	235	44,093
Rayonier, Inc.	1,704	70,239
Rexford Industrial Realty, Inc.	1,880	120,076
Sabra Health Care REIT, Inc.	2,683	37,669
SL Green Realty Corp.	754	46,569
Spirit Realty Capital, Inc.	1,500	62,985
STORE Capital Corp.	2,880	79,459
		2,228,370
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings, Inc.*	1,596	92,361
Casey's General Stores, Inc.	435	91,150
Grocery Outlet Holding Corp.*	1,024	39,168
Performance Food Group Co.*	1,816	78,705
Sprouts Farmers Market, Inc.*	1,316	35,650
		337,034
Food Products - 1.6%
Darling Ingredients, Inc.*	1,896	151,813
Flowers Foods, Inc.	2,332	64,363
Hain Celestial Group, Inc. (The)*	1,070	28,194
Ingredion, Inc.	780	73,858
Lancaster Colony Corp.	232	28,281
Pilgrim's Pride Corp.*	571	19,026
Post Holdings, Inc.*	667	54,847
Sanderson Farms, Inc.	249	49,676
		470,058
Gas Utilities - 1.4%
National Fuel Gas Co.	1,072	78,824

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
New Jersey Resources Corp.	1,127	51,752
ONE Gas, Inc.	627	54,562
Southwest Gas Holdings, Inc.	772	71,896
Spire, Inc.	608	47,606
UGI Corp.	2,461	105,183
		409,823
Health Care Equipment & Supplies - 2.5%
Enovis Corp.*	567	37,616
Envista Holdings Corp.*	1,894	81,518
Globus Medical, Inc., Class A*	927	61,738
Haemonetics Corp.*	600	37,956
ICU Medical, Inc.*	233	42,322
Inari Medical, Inc.*	376	24,741
Integra LifeSciences Holdings Corp.*	856	53,620
LivaNova plc*	623	42,408
Masimo Corp.*	596	83,696
Neogen Corp.*	1,262	33,393
NuVasive, Inc.*	608	34,905
Penumbra, Inc.*	413	60,678
QuidelOrtho Corp.*	587	55,783
STAAR Surgical Co.*	559	36,860
Tandem Diabetes Care, Inc.*	746	50,855
		738,089
Health Care Providers & Services - 2.1%
Acadia Healthcare Co., Inc.*	1,056	75,155
Amedisys, Inc.*	382	44,278
Chemed Corp.	179	86,708
Encompass Health Corp.	1,166	76,420
HealthEquity, Inc.*	981	61,391
LHC Group, Inc.*	370	61,664
Option Care Health, Inc.*	1,624	49,305
Patterson Cos., Inc.	1,017	32,127
Progyny, Inc.*	815	25,762
R1 RCM, Inc.*	1,565	33,600
Tenet Healthcare Corp.*	1,255	81,211
		627,621
Hotels, Restaurants & Leisure - 2.3%
Boyd Gaming Corp.	960	56,419
Choice Hotels International, Inc.	385	49,238
Churchill Downs, Inc.	405	81,984
Cracker Barrel Old Country Store, Inc.(b)	275	28,053
Light & Wonder, Inc.*	1,132	59,770
Marriott Vacations Worldwide Corp.	500	73,860
Papa John's International, Inc.	378	33,268
Six Flags Entertainment Corp.*	909	26,679
Texas Roadhouse, Inc.	816	63,623
Travel + Leisure Co.	1,011	51,672
Wendy's Co. (The)	2,070	38,585
Wingstop, Inc.	350	27,881
Wyndham Hotels & Resorts, Inc.	1,094	87,662
		678,694
Household Durables - 1.3%
Helen of Troy Ltd.*	283	52,409
KB Home	1,007	34,731
Leggett & Platt, Inc.	1,564	61,262
Taylor Morrison Home Corp.*	1,442	41,775
Tempur Sealy International, Inc.	2,257	59,517
Toll Brothers, Inc.	1,317	66,469
TopBuild Corp.*	386	76,142
		392,305
Household Products - 0.1%
Energizer Holdings, Inc.	768	23,032

Insurance - 3.6%
Alleghany Corp.*	162	135,072
American Financial Group, Inc.	776	109,649
Brighthouse Financial, Inc.*	912	44,798
CNO Financial Group, Inc.	1,411	29,024
First American Financial Corp.	1,289	78,101
Hanover Insurance Group, Inc. (The)	419	61,426
Kemper Corp.	704	37,192
Kinsale Capital Group, Inc.	252	55,410
Mercury General Corp.	313	15,321
Old Republic International Corp.	3,349	80,108
Primerica, Inc.	464	58,464
Reinsurance Group of America, Inc.	788	99,170
RenaissanceRe Holdings Ltd.	518	79,523
RLI Corp.	469	56,805
Selective Insurance Group, Inc.	707	56,065
Unum Group	2,398	87,407
		1,083,535
Interactive Media & Services - 0.3%
TripAdvisor, Inc.*	1,160	28,814
Yelp, Inc.*	806	23,705
Ziff Davis, Inc.*	568	43,361
		95,880
IT Services - 1.9%
Bread Financial Holdings, Inc.	584	32,178
Concentrix Corp.	503	77,910
Euronet Worldwide, Inc.*	619	74,998
Genpact Ltd.	1,999	88,696
Kyndryl Holdings, Inc.*	2,101	25,926
LiveRamp Holdings, Inc.*	799	20,454
Maximus, Inc.	725	47,045
Sabre Corp.*	3,793	28,486
Western Union Co. (The)	4,618	83,771
WEX, Inc.*	525	89,397
		568,861
Leisure Products - 1.1%
Brunswick Corp.	906	68,158
Callaway Golf Co.*	1,374	29,830
Mattel, Inc.*	4,111	103,268
Polaris, Inc.	668	71,176
YETI Holdings, Inc.*	1,028	47,031
		319,463
Life Sciences Tools & Services - 1.3%
Azenta, Inc.(b)	879	67,366
Bruker Corp.	1,193	74,539
Medpace Holdings, Inc.*	337	48,272
Repligen Corp.*	604	99,340
Syneos Health, Inc.*	1,216	89,850
		379,367
Machinery - 3.7%
AGCO Corp.	719	92,125
Chart Industries, Inc.*(b)	420	73,870
Crane Holdings Co.	585	55,961
Donaldson Co., Inc.	1,451	75,858
Esab Corp.*	532	26,600
Flowserve Corp.	1,528	48,132
Graco, Inc.	1,992	126,094
ITT, Inc.	1,006	74,263

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Kennametal, Inc.	974	27,019
Lincoln Electric Holdings, Inc.	693	94,123
Middleby Corp. (The)*	654	99,055
Oshkosh Corp.	781	72,563
Terex Corp.	818	28,949
Timken Co. (The)	811	49,528
Toro Co. (The)	1,231	101,545
Trinity Industries, Inc.	961	23,890
Watts Water Technologies, Inc., Class A	322	42,127
		1,111,702
Marine - 0.2%
Kirby Corp.*	706	47,676

Media - 0.8%
Cable One, Inc.	59	76,883
John Wiley & Sons, Inc., Class A	512	27,115
New York Times Co. (The), Class A	1,959	67,566
TEGNA, Inc.	2,594	56,809
		228,373
Metals & Mining - 2.8%
Alcoa Corp.	2,159	133,254
Cleveland-Cliffs, Inc.*	5,608	129,993
Commercial Metals Co.	1,425	56,615
Reliance Steel & Aluminum Co.	735	142,884
Royal Gold, Inc.	769	86,959
Steel Dynamics, Inc.	2,211	188,775
United States Steel Corp.	3,061	76,739
Worthington Industries, Inc.	382	17,817
		833,036
Multiline Retail - 0.7%
Kohl's Corp.	1,633	65,843
Macy's, Inc.	3,511	83,035
Nordstrom, Inc.	1,307	34,544
Ollie's Bargain Outlet Holdings, Inc.*	688	32,315
		215,737
Multi-Utilities - 0.3%
Black Hills Corp.	749	57,419
NorthWestern Corp.	634	38,845
		96,264
Oil, Gas & Consumable Fuels - 3.3%
Antero Midstream Corp.	3,809	41,366
CNX Resources Corp.*	2,376	51,607
DT Midstream, Inc.	1,135	65,943
EQT Corp.	3,528	168,356
Equitrans Midstream Corp.	4,767	37,516
HF Sinclair Corp.	1,752	86,023
Matador Resources Co.	1,295	78,865
Murphy Oil Corp.	1,702	72,199
PDC Energy, Inc.	1,143	90,457
Range Resources Corp.*	2,928	99,406
Targa Resources Corp.	2,685	193,374
		985,112
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp.	1,032	71,270

Personal Products - 0.3%
BellRing Brands, Inc.*	1,308	34,204
Coty, Inc., Class A*	4,031	28,580
Nu Skin Enterprises, Inc., Class A	584	27,244
		90,028
Pharmaceuticals - 0.6%
Jazz Pharmaceuticals plc*	720	107,770
Perrigo Co. plc	1,569	62,540
		170,310
Professional Services - 1.5%
ASGN, Inc.*	612	58,281
CACI International, Inc., Class A*	272	76,261
FTI Consulting, Inc.*	402	67,536
Insperity, Inc.	420	42,029
KBR, Inc.	1,647	81,955
ManpowerGroup, Inc.	636	56,992
Science Applications International Corp.	667	57,735
		440,789
Real Estate Management & Development - 0.4%
Jones Lang LaSalle, Inc.*	592	116,813

Road & Rail - 1.5%
Avis Budget Group, Inc.*	469	89,241
Knight-Swift Transportation Holdings, Inc.	1,945	94,605
Landstar System, Inc.	443	67,083
Ryder System, Inc.	630	50,413
Saia, Inc.*	310	61,253
Werner Enterprises, Inc.	704	28,561
XPO Logistics, Inc.*	1,156	61,777
		452,933
Semiconductors & Semiconductor Equipment - 2.9%
Amkor Technology, Inc.	1,175	24,017
Cirrus Logic, Inc.*	671	54,713
CMC Materials, Inc.	335	59,275
First Solar, Inc.*	1,158	81,766
Lattice Semiconductor Corp.*	1,605	83,492
MKS Instruments, Inc.	651	80,398
Power Integrations, Inc.	694	58,560
Semtech Corp.*	757	48,516
Silicon Laboratories, Inc.*	448	66,824
SiTime Corp.*	174	37,062
SunPower Corp.*(b)	973	17,193
Synaptics, Inc.*	465	68,876
Universal Display Corp.	510	64,418
Wolfspeed, Inc.*(b)	1,451	109,159
		854,269
Software - 2.8%
ACI Worldwide, Inc.*	1,379	36,737
Aspen Technology, Inc.*	325	62,969
Blackbaud, Inc.*	523	33,289
CDK Global, Inc.	1,369	74,556
CommVault Systems, Inc.*	522	31,847
Digital Turbine, Inc.*	1,035	26,320
Envestnet, Inc.*	642	42,770
Fair Isaac Corp.*	309	126,551
Manhattan Associates, Inc.*	741	89,609
NCR Corp.*(b)	1,550	53,769
Paylocity Holding Corp.*	467	81,660
Qualys, Inc.*	391	51,096
Sailpoint Technologies Holdings, Inc.*	1,095	69,467
Teradata Corp.*	1,272	48,883
		829,523
Specialty Retail - 2.6%
American Eagle Outfitters, Inc.	1,798	21,774
AutoNation, Inc.*	468	55,954

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Dick's Sporting Goods, Inc.(b)	738	59,948
Five Below, Inc.*	658	85,928
Foot Locker, Inc.	1,023	33,739
GameStop Corp., Class A*(b)	724	90,312
Gap, Inc. (The)	2,495	27,520
Lithia Motors, Inc.	356	108,391
Murphy USA, Inc.	271	67,512
RH*	204	59,176
Urban Outfitters, Inc.*	767	16,145
Victoria's Secret & Co.*	854	35,193
Williams-Sonoma, Inc.	857	109,627
		771,219
Technology Hardware, Storage & Peripherals - 0.1%
Xerox Holdings Corp.	1,440	27,101

Textiles, Apparel & Luxury Goods - 1.3%
Capri Holdings Ltd.*	1,732	84,418
Carter's, Inc.	496	38,217
Columbia Sportswear Co.	407	31,656
Crocs, Inc.*	691	38,530
Deckers Outdoor Corp.*	321	86,208
Hanesbrands, Inc.	4,096	48,620
Skechers USA, Inc., Class A*	1,583	62,370
		390,019
Thrifts & Mortgage Finance - 0.5%
Essent Group Ltd.	1,296	55,456
MGIC Investment Corp.	3,757	52,335
New York Community Bancorp, Inc.	5,454	54,431
		162,222
Trading Companies & Distributors - 0.8%
GATX Corp.	418	45,123
MSC Industrial Direct Co., Inc., Class A	554	47,051
Univar Solutions, Inc.*	2,004	61,563
Watsco, Inc.	387	98,929
		252,666
Water Utilities - 0.4%
Essential Utilities, Inc.	2,697	124,763

TOTAL COMMON STOCKS (Cost $28,398,232)		25,234,912

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(d)

INVESTMENT COMPANIES - 0.0%(d)
BlackRock Liquidity FedFund, Institutional Class
0.72% (Cost $9,835)	9,835	9,835
Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 37.1%

REPURCHASE AGREEMENTS(e) - 37.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $11,048,586
(Cost $11,048,363)	11,048,363	11,048,363

Total Investments - 121.8% (Cost $39,456,430)		36,293,110
Liabilities in excess of other assets - (21.8%)		(6,494,500)
Net Assets - 100.0%		29,798,610

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2022

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $19,242,486.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $70,921, collateralized in the form of cash with a value of $9,835 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $63,405 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.50%, and maturity dates ranging from June 15, 2022 – November 15, 2051. The total value of collateral is $73,240.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $9,835.
(d)	Represents less than 0.05% of net assets.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,140,835
Aggregate gross unrealized depreciation	(19,132,201)
Net unrealized depreciation	$(17,991,366)
Federal income tax cost	$40,216,049

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2022

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	8	6/17/2022	USD	$2,010,560	$18,946

Swap Agreementsa

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Depreciation[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
11,331,689	5/8/2023	Bank of America NA	1.23%	S&P MidCap 400®	(2,200,932)	—	2,200,932	—
1,948,970	5/8/2023	BNP Paribas SA	1.28%	S&P MidCap 400®	(1,415,505)	—	1,415,505	—
3,128,411	4/10/2023	Citibank NA	1.23%	S&P MidCap 400®	(885,866)	—	885,866	—
721,748	4/10/2023	Credit Suisse International	1.33%	S&P MidCap 400®	(109,619)	—	45,381	(64,238)
7,759,456	3/7/2023	Goldman Sachs International	1.33%	S&P MidCap 400®	(1,255,413)	823,839	431,574	—
22,665,892	11/7/2022	Morgan Stanley & Co. International plc	1.38%	S&P MidCap 400®	(3,297,193)	2,371,679	925,514	—
7,390,997	3/7/2023	Societe Generale	1.10%	S&P MidCap 400®	(3,744,710)	3,715,506	29,204	—
7,199,872	3/7/2023	UBS AG	1.18%	S&P MidCap 400®	(1,178,135)	790,935	387,200	—
62,147,035					(14,087,373)
				Total Unrealized Depreciation	(14,087,373)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)

COMMON STOCKS(a) - 82.1%

Aerospace & Defense - 0.6%
AAR Corp.*	2,977	143,551
Aerojet Rocketdyne Holdings, Inc.*	6,554	267,010
AeroVironment, Inc.*	1,964	180,609
AerSale Corp.*(b)	1,373	19,030
Astronics Corp.*	2,189	22,984
Byrna Technologies, Inc.*	1,634	13,170
Cadre Holdings, Inc.	564	14,207
Ducommun, Inc.*	944	43,094
Kaman Corp.	2,418	87,556
Kratos Defense & Security Solutions, Inc.*	10,730	154,727
Maxar Technologies, Inc.	6,341	189,342
Moog, Inc., Class A	2,539	206,649
National Presto Industries, Inc.	446	30,145
Park Aerospace Corp.	1,715	20,889
Parsons Corp.*	2,296	89,636
Triumph Group, Inc.*	5,577	85,328
Vectrus, Inc.*	1,019	36,501
		1,604,428
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc.*	5,154	155,754
Atlas Air Worldwide Holdings, Inc.*	2,521	175,739
Forward Air Corp.	2,349	218,903
Hub Group, Inc., Class A*	2,903	211,861
Radiant Logistics, Inc.*	3,443	22,827
		785,084
Airlines - 0.3%
Allegiant Travel Co.*	1,345	201,010
Frontier Group Holdings, Inc.*(b)	3,045	32,734
Hawaiian Holdings, Inc.*	4,432	78,668
Mesa Air Group, Inc.*	3,028	9,296
SkyWest, Inc.*	4,343	117,087
Spirit Airlines, Inc.*	8,599	180,149
Sun Country Airlines Holdings, Inc.*	2,806	66,362
		685,306
Auto Components - 1.0%
Adient plc*	8,274	292,817
American Axle & Manufacturing Holdings, Inc.*	9,870	80,046
Cooper-Standard Holdings, Inc.*	1,480	8,318
Dana, Inc.	12,720	210,643
Dorman Products, Inc.*	2,303	232,718
Fox Factory Holding Corp.*	3,703	303,720
Gentherm, Inc.*	2,900	199,926
Goodyear Tire & Rubber Co. (The)*	24,183	312,444
LCI Industries	2,175	259,956
Modine Manufacturing Co.*	4,374	51,701
Motorcar Parts of America, Inc.*	1,644	24,381
Patrick Industries, Inc.	1,989	119,559
Standard Motor Products, Inc.	1,838	73,428
Stoneridge, Inc.*	2,270	46,944
Tenneco, Inc., Class A*	5,937	102,769
Visteon Corp.*	2,431	272,782
XL Fleet Corp.*	10,480	12,681
XPEL, Inc.*(c)	1,560	80,527
		2,685,360
Automobiles - 0.2%
Arcimoto, Inc.*(b)	2,503	10,012
Canoo, Inc.*(b)	9,304	31,168
Fisker, Inc.*(b)	14,280	148,227
Lordstown Motors Corp.*(b)	13,568	28,086
Winnebago Industries, Inc.	2,823	139,597
Workhorse Group, Inc.*(b)	13,481	41,656
		398,746
Banks - 7.6%
1st Source Corp.	1,472	69,213
Allegiance Bancshares, Inc.	1,659	66,775
Amalgamated Financial Corp.	1,197	26,011
Amerant Bancorp, Inc.	2,272	66,933
American National Bankshares, Inc.	917	32,654
Ameris Bancorp	5,816	265,151
Arrow Financial Corp.	1,197	39,657
Associated Banc-Corp.	13,022	269,555
Atlantic Union Bankshares Corp.	6,598	232,645
Banc of California, Inc.	4,784	92,044
BancFirst Corp.	1,497	135,823
Bancorp, Inc. (The)*	4,578	95,360
Bank First Corp.(b)	586	42,585
Bank of Marin Bancorp	1,350	44,415
Bank of NT Butterfield & Son Ltd. (The)	4,384	138,447
BankUnited, Inc.	7,475	311,408
Banner Corp.	2,995	174,039
Bar Harbor Bankshares	1,302	35,479
Berkshire Hills Bancorp, Inc.	4,275	111,620
Blue Ridge Bankshares, Inc.	1,516	23,058
Brookline Bancorp, Inc.	6,719	95,208
Business First Bancshares, Inc.	1,667	36,891
Byline Bancorp, Inc.	2,188	54,656
Cadence Bank	15,809	422,575
Cambridge Bancorp	586	48,931
Camden National Corp.	1,279	56,609
Capital Bancorp, Inc.	691	16,197
Capital City Bank Group, Inc.	1,183	32,296
Capstar Financial Holdings, Inc.	1,795	37,390
Carter Bankshares, Inc.*	2,273	33,618
Cathay General Bancorp	6,363	261,583
CBTX, Inc.	1,609	45,728
Central Pacific Financial Corp.	2,384	57,550
Citizens & Northern Corp.	1,338	32,567
City Holding Co.	1,295	106,307
Civista Bancshares, Inc.	1,286	27,456
CNB Financial Corp.	1,398	35,132
Coastal Financial Corp.*	883	34,843
Columbia Banking System, Inc.	6,841	206,256
Community Bank System, Inc.	4,690	309,540
Community Trust Bancorp, Inc.	1,368	57,524
ConnectOne Bancorp, Inc.	3,276	90,287
CrossFirst Bankshares, Inc.*	4,032	54,150
Customers Bancorp, Inc.*	2,663	109,982
CVB Financial Corp.	11,981	296,889
Dime Community Bancshares, Inc.	2,948	92,685
Eagle Bancorp, Inc.	2,766	137,083
Eastern Bankshares, Inc.	15,027	292,576
Enterprise Bancorp, Inc.	814	27,489
Enterprise Financial Services Corp.	3,035	140,551
Equity Bancshares, Inc., Class A	1,192	38,752
Farmers National Banc Corp.	2,707	42,040
FB Financial Corp.	2,902	121,942
See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Fidelity D&D Bancorp, Inc.(b)	346	13,632
Financial Institutions, Inc.	1,375	38,706
First Bancorp, Inc. (The)	906	27,425
First Bancorp/NC	3,018	113,084
First Bancorp/PR	17,392	259,663
First Bancshares, Inc. (The)	1,769	53,247
First Bank	1,369	19,577
First Busey Corp.	4,399	103,157
First Commonwealth Financial Corp.	8,240	115,442
First Community Bankshares, Inc.	1,462	42,106
First Financial Bancorp	8,100	169,938
First Financial Bankshares, Inc.(b)	11,356	468,321
First Financial Corp.	984	44,260
First Foundation, Inc.	4,376	98,679
First Internet Bancorp(b)	817	31,577
First Interstate BancSystem, Inc., Class A	7,662	291,692
First Merchants Corp.	4,557	187,566
First Mid Bancshares, Inc.	1,459	54,931
First of Long Island Corp. (The)	1,956	37,203
Five Star Bancorp	1,095	28,503
Flushing Financial Corp.	2,550	58,905
Fulton Financial Corp.	13,895	220,236
German American Bancorp, Inc.	2,164	82,297
Glacier Bancorp, Inc.	9,635	466,430
Great Southern Bancorp, Inc.	882	52,347
Guaranty Bancshares, Inc.	693	25,267
Hancock Whitney Corp.	7,555	376,541
Hanmi Financial Corp.	2,663	62,154
HarborOne Bancorp, Inc.	4,117	58,832
HBT Financial, Inc.	885	15,390
Heartland Financial USA, Inc.	3,537	156,441
Heritage Commerce Corp.	5,115	58,669
Heritage Financial Corp.	3,035	79,213
Hilltop Holdings, Inc.	5,404	162,174
Home BancShares, Inc.	13,343	301,418
HomeStreet, Inc.	1,715	69,132
HomeTrust Bancshares, Inc.	1,295	34,758
Hope Bancorp, Inc.	10,132	147,725
Horizon Bancorp, Inc.	3,742	67,244
Independent Bank Corp.	4,006	333,700
Independent Bank Corp./MI	1,786	35,381
Independent Bank Group, Inc.	3,398	248,326
International Bancshares Corp.	4,696	196,903
Lakeland Bancorp, Inc.	5,345	82,954
Lakeland Financial Corp.	2,131	153,773
Live Oak Bancshares, Inc.	2,794	112,207
Macatawa Bank Corp.	2,291	21,238
Mercantile Bank Corp.	1,362	45,014
Meta Financial Group, Inc.	2,568	106,752
Metrocity Bankshares, Inc.	1,650	33,511
Metropolitan Bank Holding Corp.*	873	67,422
Mid Penn Bancorp, Inc.	1,238	34,008
Midland States Bancorp, Inc.	1,849	49,701
MidWestOne Financial Group, Inc.	1,245	37,885
MVB Financial Corp.	890	33,224
National Bank Holdings Corp., Class A	2,513	102,405
NBT Bancorp, Inc.	3,695	136,641
Nicolet Bankshares, Inc.*	1,060	84,652
Northrim Bancorp, Inc.	507	21,071
Northwest Bancshares, Inc.	10,699	137,910
OceanFirst Financial Corp.	5,098	102,827
OFG Bancorp	4,295	121,720
Old National Bancorp	25,749	409,409
Old Second Bancorp, Inc.	2,431	37,121
Origin Bancorp, Inc.	1,956	76,440
Orrstown Financial Services, Inc.	948	23,302
Pacific Premier Bancorp, Inc.	8,191	266,699
Park National Corp.	1,260	155,875
Peapack-Gladstone Financial Corp.	1,554	52,370
Peoples Bancorp, Inc.	2,210	63,162
Peoples Financial Services Corp.	611	32,279
Preferred Bank	1,196	81,938
Premier Financial Corp.	3,160	85,857
Primis Financial Corp.	2,100	28,350
QCR Holdings, Inc.	1,276	70,716
RBB Bancorp	1,222	26,224
Red River Bancshares, Inc.	400	20,540
Renasant Corp.	4,775	147,738
Republic Bancorp, Inc., Class A	817	37,541
Republic First Bancorp, Inc.*(b)	3,909	15,871
S&T Bancorp, Inc.	3,391	99,729
Sandy Spring Bancorp, Inc.	3,878	164,233
Seacoast Banking Corp. of Florida	4,790	164,010
ServisFirst Bancshares, Inc.	4,364	363,783
Sierra Bancorp	1,218	26,370
Silvergate Capital Corp., Class A*	2,453	192,560
Simmons First National Corp., Class A	10,856	279,108
SmartFinancial, Inc.	1,203	31,158
South Plains Financial, Inc.	922	22,792
Southern First Bancshares, Inc.*	662	29,856
Southside Bancshares, Inc.	2,737	110,383
SouthState Corp.	6,734	544,242
Stock Yards Bancorp, Inc.	2,097	123,723
Summit Financial Group, Inc.	981	26,860
Texas Capital Bancshares, Inc.*	4,428	250,315
Third Coast Bancshares, Inc.*	354	8,793
Tompkins Financial Corp.	1,227	93,510
Towne Bank	5,860	172,753
TriCo Bancshares	2,414	109,451
Triumph Bancorp, Inc.*	2,083	151,517
Trustmark Corp.	5,367	156,126
UMB Financial Corp.	3,833	353,978
United Bankshares, Inc.	11,534	433,217
United Community Banks, Inc.	9,166	288,087
Univest Financial Corp.	2,534	67,151
Valley National Bancorp	35,026	445,180
Veritex Holdings, Inc.	4,148	142,940
Washington Federal, Inc.	5,671	184,024
Washington Trust Bancorp, Inc.	1,491	74,848
WesBanco, Inc.	5,293	180,280
West Bancorp, Inc.	1,398	35,579
Westamerica Bancorp	2,287	137,700
		19,814,950
Beverages - 0.4%
Celsius Holdings, Inc.*	4,712	316,128
Coca-Cola Consolidated, Inc.	401	226,553
Duckhorn Portfolio, Inc. (The)*	3,132	61,544
MGP Ingredients, Inc.	1,237	119,816
National Beverage Corp.	2,055	101,990
Primo Water Corp.	13,750	196,900
Zevia PBC, Class A*	897	2,197
		1,025,128
Biotechnology - 4.8%
2seventy bio, Inc.*	2,044	25,346

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
4D Molecular Therapeutics, Inc.*	2,450	18,595
89bio, Inc.*	853	2,568
ACADIA Pharmaceuticals, Inc.*	10,469	169,074
Acumen Pharmaceuticals, Inc.*	2,468	8,737
Adagio Therapeutics, Inc.*(b)	5,141	15,217
Adicet Bio, Inc.*	2,255	26,654
Adverum Biotechnologies, Inc.*	7,592	6,812
Aeglea BioTherapeutics, Inc.*	3,520	5,562
Aerovate Therapeutics, Inc.*	1,140	13,851
Affimed NV*	10,145	31,449
Agenus, Inc.*	19,173	32,019
Agios Pharmaceuticals, Inc.*	4,755	92,580
Akebia Therapeutics, Inc.*(b)	15,239	5,637
Akero Therapeutics, Inc.*	2,251	19,449
Akouos, Inc.*	2,109	6,580
Alaunos Therapeutics, Inc.*	18,332	9,492
Albireo Pharma, Inc.*	1,463	29,158
Aldeyra Therapeutics, Inc.*	4,256	13,151
Alector, Inc.*	5,114	45,310
Aligos Therapeutics, Inc.*	1,840	2,374
Alkermes plc*	14,027	418,706
Allakos, Inc.*	3,099	9,297
Allogene Therapeutics, Inc.*	5,937	47,080
Allovir, Inc.*	2,578	9,977
Alpine Immune Sciences, Inc.*	1,025	9,532
Altimmune, Inc.*	5,040	25,502
ALX Oncology Holdings, Inc.*	1,554	11,919
Amicus Therapeutics, Inc.*	23,002	175,275
AnaptysBio, Inc.*	1,684	31,979
Anavex Life Sciences Corp.*(b)	5,857	53,357
Anika Therapeutics, Inc.*	1,267	27,545
Annexon, Inc.*	2,736	8,591
Apellis Pharmaceuticals, Inc.*	6,133	254,213
Applied Molecular Transport, Inc.*	2,202	7,289
Applied Therapeutics, Inc.*	1,550	2,232
AquaBounty Technologies, Inc.*	5,724	8,529
Arbutus Biopharma Corp.*(b)	7,970	19,367
Arcellx, Inc.*	793	9,603
Arcturus Therapeutics Holdings, Inc.*(b)	1,840	36,579
Arcus Biosciences, Inc.*	3,917	74,227
Arcutis Biotherapeutics, Inc.*	2,420	50,530
Ardelyx, Inc.*	8,440	5,539
Arrowhead Pharmaceuticals, Inc.*	8,995	300,073
Atara Biotherapeutics, Inc.*	7,605	39,546
Athenex, Inc.*(b)	7,554	3,616
Athersys, Inc.*(b)	18,623	4,097
Atossa Therapeutics, Inc.*	10,240	9,956
Atreca, Inc., Class A*	2,282	3,834
Aura Biosciences, Inc.*(b)	502	8,770
Avalo Therapeutics, Inc.*	5,447	1,961
Avid Bioservices, Inc.*(b)	5,281	70,607
Avidity Biosciences, Inc.*(b)	3,292	45,858
Avita Medical, Inc.*	2,121	12,090
Avrobio, Inc.*	3,311	3,218
Beam Therapeutics, Inc.*	4,474	157,395
Beyondspring, Inc.*	1,959	2,684
BioAtla, Inc.*	1,366	3,292
BioCryst Pharmaceuticals, Inc.*	15,743	146,567
Biohaven Pharmaceutical Holding Co. Ltd.*	4,882	701,690
Biomea Fusion, Inc.*	1,899	10,426
Bioxcel Therapeutics, Inc.*(b)	1,505	17,608
Black Diamond Therapeutics, Inc.*	1,993	3,368
Bluebird Bio, Inc.*	5,908	18,906
Blueprint Medicines Corp.*	5,122	281,710
Bolt Biotherapeutics, Inc.*	2,008	3,414
Bridgebio Pharma, Inc.*	9,273	63,335
Brooklyn ImmunoTherapeutics, Inc.*	2,597	1,741
C4 Therapeutics, Inc.*(b)	3,375	24,503
Cardiff Oncology, Inc.*	3,332	4,498
CareDx, Inc.*	4,434	111,515
Caribou Biosciences, Inc.*	4,443	37,010
Catalyst Pharmaceuticals, Inc.*	8,493	61,150
Celcuity, Inc.*	854	5,585
Celldex Therapeutics, Inc.*	4,022	94,597
CEL-SCI Corp.*(b)	3,144	11,476
Century Therapeutics, Inc.*(b)	1,516	13,174
Cerevel Therapeutics Holdings, Inc.*	3,559	92,997
ChemoCentryx, Inc.*	4,713	104,959
Chimerix, Inc.*	6,398	12,028
Chinook Therapeutics, Inc.*	3,538	53,707
Clene, Inc.*	1,795	3,913
Clovis Oncology, Inc.*	9,872	6,864
Codiak Biosciences, Inc.*(b)	1,381	3,853
Cogent Biosciences, Inc.*(b)	3,257	15,015
Coherus Biosciences, Inc.*	5,673	41,640
Cortexyme, Inc.*(b)	1,737	4,499
Crinetics Pharmaceuticals, Inc.*	4,028	67,469
Cue Biopharma, Inc.*	2,693	10,422
Cullinan Oncology, Inc.*	2,271	24,277
Curis, Inc.*	7,562	5,780
Cyteir Therapeutics, Inc.*	1,636	3,108
Cytokinetics, Inc.*(b)	6,921	276,148
CytomX Therapeutics, Inc.*	5,681	9,146
Day One Biopharmaceuticals, Inc.*(b)	1,993	12,396
Deciphera Pharmaceuticals, Inc.*	3,473	37,647
Denali Therapeutics, Inc.*	7,956	193,251
DermTech, Inc.*	2,120	14,077
Design Therapeutics, Inc.*	2,338	29,178
Dynavax Technologies Corp.*	9,439	111,947
Dyne Therapeutics, Inc.*	2,639	12,694
Eagle Pharmaceuticals, Inc.*	1,008	47,074
Editas Medicine, Inc.*(b)	5,975	68,055
Eiger BioPharmaceuticals, Inc.*	2,812	19,515
Eliem Therapeutics, Inc.*	529	2,026
Emergent BioSolutions, Inc.*	4,284	141,201
Enanta Pharmaceuticals, Inc.*	1,715	68,480
Entrada Therapeutics, Inc.*	934	6,314
Epizyme, Inc.*	12,535	5,265
Erasca, Inc.*(b)	5,582	30,254
Evelo Biosciences, Inc.*(b)	2,647	5,559
Exagen, Inc.*	905	4,525
Fate Therapeutics, Inc.*(b)	7,102	164,056
FibroGen, Inc.*	7,540	74,194
Finch Therapeutics Group, Inc.*	674	1,597
Foghorn Therapeutics, Inc.*(b)	1,716	22,136
Forma Therapeutics Holdings, Inc.*	2,973	16,916
Forte Biosciences, Inc.*	987	1,303
Fortress Biotech, Inc.*	6,410	5,522
Frequency Therapeutics, Inc.*	2,819	3,157
G1 Therapeutics, Inc.*(b)	3,463	16,830
Gemini Therapeutics, Inc.*	1,919	2,456
Generation Bio Co.*	3,839	21,575
Geron Corp.*	26,648	36,774

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Global Blood Therapeutics, Inc.*	5,404	134,776
Gossamer Bio, Inc.*	5,431	38,289
Graphite Bio, Inc.*	2,582	6,068
Greenwich Lifesciences, Inc.*	354	2,740
Gritstone bio, Inc.*	3,735	7,545
GT Biopharma, Inc.*	1,558	4,300
Halozyme Therapeutics, Inc.*	12,117	557,140
Harpoon Therapeutics, Inc.*	1,639	3,376
Heron Therapeutics, Inc.*(b)	8,093	26,707
Homology Medicines, Inc.*	3,664	5,386
Hookipa Pharma, Inc.*	1,673	2,878
Humanigen, Inc.*	4,264	9,296
iBio, Inc.*(b)	18,900	4,555
Icosavax, Inc.*(b)	3,080	20,913
Ideaya Biosciences, Inc.*	2,862	31,911
IGM Biosciences, Inc.*(b)	718	12,048
Imago Biosciences, Inc.*(b)	1,747	28,232
Immuneering Corp., Class A*	1,649	7,388
Immunic, Inc.*	1,640	10,168
ImmunityBio, Inc.*(b)	6,070	22,823
ImmunoGen, Inc.*	18,807	68,834
Immunovant, Inc.*	3,544	15,027
Impel Pharmaceuticals, Inc.*	569	3,920
Infinity Pharmaceuticals, Inc.*	7,643	5,139
Inhibrx, Inc.*	2,446	31,969
Inovio Pharmaceuticals, Inc.*	18,087	33,823
Inozyme Pharma, Inc.*	1,260	4,649
Insmed, Inc.*	10,319	194,204
Instil Bio, Inc.*(b)	4,722	28,356
Intellia Therapeutics, Inc.*	6,119	282,331
Intercept Pharmaceuticals, Inc.*(b)	2,191	39,657
Ironwood Pharmaceuticals, Inc.*	12,823	144,515
iTeos Therapeutics, Inc.*	1,759	30,782
IVERIC bio, Inc.*	10,051	104,932
Janux Therapeutics, Inc.*	1,556	17,318
Jounce Therapeutics, Inc.*	2,887	11,173
KalVista Pharmaceuticals, Inc.*	1,957	17,398
Karuna Therapeutics, Inc.*	1,938	202,172
Karyopharm Therapeutics, Inc.*	6,304	39,589
Keros Therapeutics, Inc.*	1,376	46,509
Kezar Life Sciences, Inc.*	3,309	16,710
Kiniksa Pharmaceuticals Ltd., Class A*	2,539	19,449
Kinnate Biopharma, Inc.*	2,253	17,889
Kodiak Sciences, Inc.*	2,921	21,148
Kronos Bio, Inc.*	3,392	12,618
Krystal Biotech, Inc.*(b)	1,749	102,981
Kura Oncology, Inc.*	5,562	73,196
Kymera Therapeutics, Inc.*	2,998	42,781
Lexicon Pharmaceuticals, Inc.*	6,134	10,857
Ligand Pharmaceuticals, Inc.*	1,314	116,828
Lineage Cell Therapeutics, Inc.*	10,961	13,701
Lyell Immunopharma, Inc.*(b)	12,974	53,712
MacroGenics, Inc.*	5,248	18,211
Madrigal Pharmaceuticals, Inc.*	1,020	67,718
Magenta Therapeutics, Inc.*	2,620	3,039
MannKind Corp.*(b)	21,603	90,301
MEI Pharma, Inc.*	11,182	5,327
MeiraGTx Holdings plc*	2,607	21,873
Mersana Therapeutics, Inc.*	6,258	20,902
MiMedx Group, Inc.*	9,709	37,962
MiNK Therapeutics, Inc.*	176	273
Mirum Pharmaceuticals, Inc.*	308	7,204
Molecular Templates, Inc.*	3,235	3,196
Monte Rosa Therapeutics, Inc.*(b)	2,532	19,598
Morphic Holding, Inc.*	1,844	43,223
Mustang Bio, Inc.*	6,506	4,197
Myriad Genetics, Inc.*	6,929	133,314
Neoleukin Therapeutics, Inc.*	3,086	3,086
NexImmune, Inc.*	1,548	3,529
Nkarta, Inc.*	1,226	17,691
Nurix Therapeutics, Inc.*	2,732	27,566
Nuvalent, Inc., Class A*(b)	1,604	14,211
Ocugen, Inc.*(b)	16,170	38,323
Olema Pharmaceuticals, Inc.*	2,248	6,429
Omega Therapeutics, Inc.*	1,950	4,426
Oncocyte Corp.*(b)	5,255	5,675
Oncorus, Inc.*	1,787	2,127
Oncternal Therapeutics, Inc.*	3,872	5,731
Organogenesis Holdings, Inc.*	6,070	34,053
ORIC Pharmaceuticals, Inc.*	2,765	9,235
Outlook Therapeutics, Inc.*(b)	9,969	11,464
Oyster Point Pharma, Inc.*	968	3,804
Passage Bio, Inc.*	3,246	5,843
PMV Pharmaceuticals, Inc.*	2,285	26,872
Portage Biotech, Inc.*	430	4,300
Poseida Therapeutics, Inc.*	2,515	5,709
Praxis Precision Medicines, Inc.*	2,903	24,095
Precigen, Inc.*	8,289	11,107
Precision BioSciences, Inc.*	4,426	7,436
Prelude Therapeutics, Inc.*(b)	941	3,952
Prometheus Biosciences, Inc.*(b)	2,628	68,486
Protagonist Therapeutics, Inc.*	3,912	34,269
Prothena Corp. plc*	3,168	86,265
PTC Therapeutics, Inc.*	6,072	178,335
Puma Biotechnology, Inc.*	2,811	5,453
Pyxis Oncology, Inc.*	940	2,322
Radius Health, Inc.*	4,096	25,928
Rallybio Corp.*(b)	1,575	21,420
RAPT Therapeutics, Inc.*(b)	1,861	27,394
Recursion Pharmaceuticals, Inc., Class A*(b)	10,076	61,665
REGENXBIO, Inc.*	3,444	72,462
Relay Therapeutics, Inc.*	6,132	99,829
Reneo Pharmaceuticals, Inc.*	747	1,546
Replimune Group, Inc.*	2,629	38,199
REVOLUTION Medicines, Inc.*	5,193	88,177
Rhythm Pharmaceuticals, Inc.*	3,853	13,254
Rigel Pharmaceuticals, Inc.*	14,934	27,031
Rocket Pharmaceuticals, Inc.*	3,616	42,850
Rubius Therapeutics, Inc.*	4,018	4,420
Sana Biotechnology, Inc.*(b)	7,562	38,793
Sangamo Therapeutics, Inc.*	10,392	37,931
Scholar Rock Holding Corp.*	2,461	12,354
Selecta Biosciences, Inc.*	8,050	7,102
Sensei Biotherapeutics, Inc.*	1,832	3,481
Sera Prognostics, Inc., Class A*	683	949
Seres Therapeutics, Inc.*	6,094	18,891
Sesen Bio, Inc.*	17,600	10,787
Shattuck Labs, Inc.*	2,330	6,664
Sigilon Therapeutics, Inc.*	1,326	1,005
Silverback Therapeutics, Inc.*	1,797	6,272
Solid Biosciences, Inc.*	5,219	2,975
Sorrento Therapeutics, Inc.*(b)	26,124	42,843
Spectrum Pharmaceuticals, Inc.*	14,262	10,659
Spero Therapeutics, Inc.*	2,102	2,480
SpringWorks Therapeutics, Inc.*	2,541	48,127
Spruce Biosciences, Inc.*	768	1,198

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
SQZ Biotechnologies Co.*	1,995	7,082
Stoke Therapeutics, Inc.*	1,666	20,175
Summit Therapeutics, Inc.*	2,301	3,060
Surface Oncology, Inc.*	3,084	5,705
Sutro Biopharma, Inc.*	3,805	16,552
Syndax Pharmaceuticals, Inc.*	4,296	70,884
Syros Pharmaceuticals, Inc.*	5,042	4,143
Talaris Therapeutics, Inc.*(b)	1,861	16,023
Taysha Gene Therapies, Inc.*	1,990	5,075
TCR2 Therapeutics, Inc.*	2,661	6,174
Tenaya Therapeutics, Inc.*(b)	2,502	16,763
TG Therapeutics, Inc.*	11,316	50,017
Tonix Pharmaceuticals Holding Corp.*(b)	1,378	3,362
Travere Therapeutics, Inc.*	5,156	120,186
Trevena, Inc.*(b)	14,297	4,458
Turning Point Therapeutics, Inc.*	4,022	142,258
Twist Bioscience Corp.*	4,846	164,958
Tyra Biosciences, Inc.*(b)	1,022	6,980
UroGen Pharma Ltd.*	1,707	9,081
Vanda Pharmaceuticals, Inc.*	4,783	47,017
Vaxart, Inc.*(b)	10,701	38,952
Vaxcyte, Inc.*	3,725	89,363
VBI Vaccines, Inc.*(b)	16,488	15,087
Vera Therapeutics, Inc.*(b)	1,206	17,535
Veracyte, Inc.*(b)	5,901	103,740
Verastem, Inc.*	15,062	19,279
Vericel Corp.*	4,075	110,636
Verve Therapeutics, Inc.*(b)	3,181	48,224
Vigil Neuroscience, Inc.*	581	1,691
Viking Therapeutics, Inc.*	5,978	13,271
Vincerx Pharma, Inc.*	1,440	2,347
Vir Biotechnology, Inc.*	5,250	135,502
Viracta Therapeutics, Inc.*(b)	3,181	6,744
VistaGen Therapeutics, Inc.*(b)	16,960	19,504
Vor BioPharma, Inc.*	1,649	6,942
Werewolf Therapeutics, Inc.*	2,304	8,732
XBiotech, Inc.	1,335	7,342
Xencor, Inc.*	4,949	110,511
Xilio Therapeutics, Inc.*	681	2,043
XOMA Corp.*	525	9,560
Y-mAbs Therapeutics, Inc.*	3,058	38,042
Zentalis Pharmaceuticals, Inc.*	3,181	76,694
		12,334,770
Building Products - 1.1%
AAON, Inc.	3,663	196,264
American Woodmark Corp.*	1,454	75,724
Apogee Enterprises, Inc.	2,131	88,650
Caesarstone Ltd.	1,982	18,056
Cornerstone Building Brands, Inc.*	4,777	117,275
CSW Industrials, Inc.	1,302	138,168
Gibraltar Industries, Inc.*	2,869	119,809
Griffon Corp.	4,526	145,149
Insteel Industries, Inc.	1,631	67,540
JELD-WEN Holding, Inc.*	8,011	150,847
Masonite International Corp.*	2,087	191,649
PGT Innovations, Inc.*	5,047	101,445
Quanex Building Products Corp.	2,926	59,515
Resideo Technologies, Inc.*	12,652	298,840
Simpson Manufacturing Co., Inc.	3,804	412,163
UFP Industries, Inc.	5,261	406,149
View, Inc.*(b)	8,580	10,897
Zurn Water Solutions Corp.	10,608	305,723
		2,903,863
Capital Markets - 1.3%
Artisan Partners Asset Management, Inc., Class A	5,124	196,813
AssetMark Financial Holdings, Inc.*	1,588	33,173
Associated Capital Group, Inc., Class A	134	5,305
B Riley Financial, Inc.	1,766	95,982
BGC Partners, Inc., Class A	27,676	90,224
Blucora, Inc.*	4,242	75,041
Brightsphere Investment Group, Inc.	2,816	57,418
Cohen & Steers, Inc.	2,184	166,443
Cowen, Inc., Class A(b)	2,299	61,016
Diamond Hill Investment Group, Inc.	266	49,779
Donnelley Financial Solutions, Inc.*	2,574	80,077
Federated Hermes, Inc.	8,145	276,686
Focus Financial Partners, Inc., Class A*	5,677	214,023
GAMCO Investors, Inc., Class A(b)	441	9,067
GCM Grosvenor, Inc., Class A(b)	3,896	31,908
Greenhill & Co., Inc.	1,211	14,895
Hamilton Lane, Inc., Class A	3,048	211,989
Houlihan Lokey, Inc.	4,464	383,636
Moelis & Co., Class A	5,343	250,694
Open Lending Corp., Class A*	9,115	119,953
Oppenheimer Holdings, Inc., Class A	809	28,889
Piper Sandler Cos.	1,530	201,639
PJT Partners, Inc., Class A	2,076	157,444
Pzena Investment Management, Inc., Class A	1,461	10,329
Sculptor Capital Management, Inc.	1,933	23,235
StepStone Group, Inc., Class A	3,990	108,767
StoneX Group, Inc.*	1,500	112,605
Value Line, Inc.(b)	84	5,931
Virtus Investment Partners, Inc.	640	123,303
WisdomTree Investments, Inc.	11,773	70,049
		3,266,313
Chemicals - 1.8%
AdvanSix, Inc.	2,380	110,265
American Vanguard Corp.	2,561	63,206
Amyris, Inc.*(b)	15,465	39,436
Aspen Aerogels, Inc.*	1,919	33,621
Avient Corp.	7,963	391,780
Balchem Corp.	2,810	349,648
Cabot Corp.	4,905	370,867
Chase Corp.	661	53,402
Danimer Scientific, Inc.*(b)	7,908	34,716
Ecovyst, Inc.	5,195	53,353
FutureFuel Corp.	2,266	16,293
GCP Applied Technologies, Inc.*	5,852	182,114
Hawkins, Inc.	1,676	60,604
HB Fuller Co.	4,621	328,461
Ingevity Corp.*	3,471	241,859
Innospec, Inc.	2,146	218,956
Intrepid Potash, Inc.*	864	56,912
Koppers Holdings, Inc.	1,821	49,349
Kronos Worldwide, Inc.	1,947	37,090
Livent Corp.*(b)	14,177	450,687
Marrone Bio Innovations, Inc.*	8,848	10,352
Minerals Technologies, Inc.	2,913	193,015

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Orion Engineered Carbons SA	5,307	102,478
PureCycle Technologies, Inc.*(b)	5,012	42,802
Quaker Chemical Corp.	1,186	185,490
Rayonier Advanced Materials, Inc.*	5,416	20,852
Schweitzer-Mauduit International, Inc.	2,732	74,092
Sensient Technologies Corp.	3,706	324,053
Stepan Co.	1,887	211,552
Tredegar Corp.	2,284	27,659
Trinseo plc	3,402	160,881
Tronox Holdings plc, Class A	10,026	180,568
Valhi, Inc.	219	10,157
Zymergen, Inc.*	7,016	9,963
		4,696,533
Commercial Services & Supplies - 1.5%
ABM Industries, Inc.	5,887	284,636
ACCO Brands Corp.	8,154	61,481
Aris Water Solution, Inc., Class A	1,702	34,772
Brady Corp., Class A	4,124	200,055
BrightView Holdings, Inc.*	4,163	54,119
Brink's Co. (The)	4,205	255,790
Casella Waste Systems, Inc., Class A*	4,302	307,937
CECO Environmental Corp.*	2,730	17,090
Cimpress plc*	1,545	67,331
CompX International, Inc.	123	2,722
CoreCivic, Inc., REIT*	10,501	135,148
Deluxe Corp.	3,721	89,044
Ennis, Inc.	2,230	40,475
GEO Group, Inc. (The), REIT*(b)	10,307	73,283
Harsco Corp.*	6,840	56,772
Healthcare Services Group, Inc.	6,566	112,738
Heritage-Crystal Clean, Inc.*	1,371	37,798
HNI Corp.	3,797	144,780
Interface, Inc.	5,082	73,130
KAR Auction Services, Inc.*	10,573	168,851
Kimball International, Inc., Class B	3,166	27,038
Matthews International Corp., Class A	2,714	87,825
MillerKnoll, Inc.	6,499	196,270
Montrose Environmental Group, Inc.*	2,283	92,484
NL Industries, Inc.	736	6,756
Pitney Bowes, Inc.	15,382	71,988
SP Plus Corp.*	2,017	64,463
Steelcase, Inc., Class A	7,476	91,656
Team, Inc.*	2,301	2,715
Tetra Tech, Inc.	4,712	635,979
UniFirst Corp.	1,314	214,760
Viad Corp.*	1,776	53,493
VSE Corp.	935	36,334
		3,799,713
Communications Equipment - 0.6%
ADTRAN, Inc.	4,275	79,216
Aviat Networks, Inc.*	949	27,825
CalAmp Corp.*	3,104	22,535
Calix, Inc.*	4,826	178,272
Cambium Networks Corp.*	929	13,275
Casa Systems, Inc.*	2,779	12,228
Clearfield, Inc.*	1,000	61,800
Comtech Telecommunications Corp.	2,261	28,285
Digi International, Inc.*	3,037	67,118
DZS, Inc.*	1,500	26,235
EMCORE Corp.*	3,233	10,669
Extreme Networks, Inc.*	11,112	110,231
Harmonic, Inc.*	7,915	76,221
Infinera Corp.*(b)	15,997	91,663
Inseego Corp.*	7,458	15,363
KVH Industries, Inc.*	1,322	10,285
NETGEAR, Inc.*	2,539	48,368
NetScout Systems, Inc.*	6,128	210,374
Plantronics, Inc.*	3,726	147,103
Ribbon Communications, Inc.*	6,144	17,388
Viavi Solutions, Inc.*	20,115	291,064
		1,545,518
Construction & Engineering - 1.4%
Ameresco, Inc., Class A*	2,706	158,896
API Group Corp.*	17,661	308,184
Arcosa, Inc.	4,247	224,539
Argan, Inc.	1,294	51,747
Comfort Systems USA, Inc.	3,116	279,568
Concrete Pumping Holdings, Inc.*(b)	2,263	12,243
Construction Partners, Inc., Class A*	3,474	79,867
Dycom Industries, Inc.*	2,573	239,572
EMCOR Group, Inc.	4,667	492,975
Fluor Corp.*(b)	12,418	350,560
Granite Construction, Inc.(b)	3,997	130,502
Great Lakes Dredge & Dock Corp.*	5,671	83,364
IES Holdings, Inc.*	767	23,693
Infrastructure and Energy Alternatives, Inc.*	2,395	19,471
INNOVATE Corp.*	4,148	10,080
Matrix Service Co.*	2,297	13,851
MYR Group, Inc.*	1,448	132,651
Northwest Pipe Co.*	856	28,599
NV5 Global, Inc.*	1,155	142,273
Primoris Services Corp.	4,685	113,752
Sterling Construction Co., Inc.*	2,438	59,999
Tutor Perini Corp.*	3,619	36,697
WillScot Mobile Mini Holdings Corp.*	18,233	651,465
		3,644,548
Construction Materials - 0.1%
Summit Materials, Inc., Class A*	10,392	283,806
United States Lime & Minerals, Inc.	185	22,000
		305,806
Consumer Finance - 0.6%
Atlanticus Holdings Corp.*	424	16,498
Curo Group Holdings Corp.	1,831	15,930
Encore Capital Group, Inc.*(b)	2,164	132,242
Enova International, Inc.*	3,192	100,803
EZCORP, Inc., Class A*	4,363	33,072
FirstCash Holdings, Inc.	3,469	258,961
Green Dot Corp., Class A*	4,686	135,144
LendingClub Corp.*	8,767	137,817
LendingTree, Inc.*	1,025	64,688
Navient Corp.	13,224	211,584
Nelnet, Inc., Class A	1,474	124,833
Oportun Financial Corp.*	1,844	20,763
PRA Group, Inc.*	3,785	140,045
PROG Holdings, Inc.*	4,949	144,461
Regional Management Corp.	669	31,831

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
World Acceptance Corp.*	373	55,230
		1,623,902
Containers & Packaging - 0.3%
Greif, Inc., Class A	2,263	134,581
Greif, Inc., Class B	515	30,493
Myers Industries, Inc.	3,166	75,351
O-I Glass, Inc.*	13,607	223,835
Pactiv Evergreen, Inc.	3,763	38,721
Ranpak Holdings Corp.*	3,286	40,944
TriMas Corp.	3,779	106,492
		650,417
Distributors - 0.0%(d)
Funko, Inc., Class A*	2,359	48,053
Greenlane Holdings, Inc., Class A*	1,613	475
		48,528
Diversified Consumer Services - 0.5%
2U, Inc.*(b)	6,358	59,257
Adtalem Global Education, Inc.*	4,342	141,636
American Public Education, Inc.*	1,634	22,778
Carriage Services, Inc.	1,345	54,298
Coursera, Inc.*	6,396	108,156
European Wax Center, Inc., Class A(b)	1,155	30,607
Graham Holdings Co., Class B	325	199,231
Laureate Education, Inc., Class A	8,683	110,535
OneSpaWorld Holdings Ltd.*(b)	4,686	44,048
Perdoceo Education Corp.*	6,148	67,075
PowerSchool Holdings, Inc., Class A*	3,742	47,860
Regis Corp.*	3,732	2,867
StoneMor, Inc.*	2,821	9,676
Strategic Education, Inc.	2,127	139,999
Stride, Inc.*	3,621	141,617
Udemy, Inc.*	1,222	18,024
Vivint Smart Home, Inc.*	8,003	47,698
WW International, Inc.*	4,596	32,586
		1,277,948
Diversified Financial Services - 0.1%
Alerus Financial Corp.	1,308	33,223
A-Mark Precious Metals, Inc.	784	59,607
Banco Latinoamericano de Comercio Exterior SA, Class E	2,719	40,432
Cannae Holdings, Inc.*	7,410	150,201
		283,463
Diversified Telecommunication Services - 0.5%
Anterix, Inc.*	1,025	43,860
ATN International, Inc.	966	42,591
Bandwidth, Inc., Class A*(b)	2,014	42,375
Cogent Communications Holdings, Inc.	3,726	225,013
Consolidated Communications Holdings, Inc.*	6,385	42,269
EchoStar Corp., Class A*	3,255	78,218
Globalstar, Inc.*(b)	53,087	74,322
IDT Corp., Class B*	1,274	35,111
Iridium Communications, Inc.*	10,322	383,049
Liberty Latin America Ltd., Class A*	3,538	33,646
Liberty Latin America Ltd., Class C*	13,518	128,556
Ooma, Inc.*	1,947	27,336
Radius Global Infrastructure, Inc.*	6,303	93,915
Telesat Corp.*	622	10,406
		1,260,667
Electric Utilities - 0.6%
ALLETE, Inc.	4,599	285,230
MGE Energy, Inc.	3,181	252,476
Otter Tail Corp.	3,605	235,731
PNM Resources, Inc.	7,481	355,572
Portland General Electric Co.	7,880	388,090
Via Renewables, Inc.(b)	1,039	8,800
		1,525,899
Electrical Equipment - 0.8%
Advent Technologies Holdings, Inc.*	2,797	3,804
Allied Motion Technologies, Inc.	1,047	25,693
American Superconductor Corp.*	2,423	12,939
Array Technologies, Inc.*	11,163	123,686
Atkore, Inc.*	3,917	426,640
AZZ, Inc.	2,146	96,055
Babcock & Wilcox Enterprises, Inc.*	4,865	31,866
Beam Global*	758	10,832
Blink Charging Co.*(b)	3,187	50,769
Bloom Energy Corp., Class A*	12,442	217,984
Encore Wire Corp.	1,733	216,660
EnerSys	3,613	244,672
Eos Energy Enterprises, Inc.*	3,882	5,357
FTC Solar, Inc.*(b)	3,574	14,475
FuelCell Energy, Inc.*(b)	32,324	132,528
GrafTech International Ltd.	17,539	152,239
Powell Industries, Inc.	796	21,396
Preformed Line Products Co.	255	15,807
Romeo Power, Inc.*	8,547	6,715
Stem, Inc.*	9,963	86,080
Thermon Group Holdings, Inc.*	2,886	45,426
TPI Composites, Inc.*	3,183	43,894
Vicor Corp.*	1,840	123,832
		2,109,349
Electronic Equipment, Instruments & Components - 2.0%
908 Devices, Inc.*(b)	1,839	25,599
Advanced Energy Industries, Inc.	3,296	268,492
Aeva Technologies, Inc.*(b)	9,247	30,053
Akoustis Technologies, Inc.*	4,501	18,004
Arlo Technologies, Inc.*	7,372	52,194
Badger Meter, Inc.	2,541	201,095
Belden, Inc.	3,875	223,122
Benchmark Electronics, Inc.	3,085	78,637
CTS Corp.	2,795	113,673
Daktronics, Inc.*	3,254	10,868
ePlus, Inc.*	2,331	132,261
Fabrinet*	3,232	280,764
FARO Technologies, Inc.*	1,585	51,069
Identiv, Inc.*	1,881	24,058
II-VI, Inc.*(b)	9,257	578,562
Insight Enterprises, Inc.*	3,013	297,745
Iteris, Inc.*	3,708	10,197
Itron, Inc.*	3,957	204,221
Kimball Electronics, Inc.*	2,093	39,788
Knowles Corp.*	7,711	148,205
Luna Innovations, Inc.*	2,704	16,332
Methode Electronics, Inc.	3,236	145,782
MicroVision, Inc.*(b)	14,370	51,732
Napco Security Technologies, Inc.*	2,545	49,907
nLight, Inc.*	3,812	46,773

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Novanta, Inc.*	3,082	378,963
OSI Systems, Inc.*	1,462	122,691
Ouster, Inc.*(b)	11,154	24,539
PAR Technology Corp.*(b)	2,208	82,977
PC Connection, Inc.	966	43,190
Plexus Corp.*	2,455	208,184
Rogers Corp.*	1,638	434,692
Sanmina Corp.*	5,492	241,044
ScanSource, Inc.*	2,191	84,879
TTM Technologies, Inc.*	9,121	130,339
Velodyne Lidar, Inc.*	6,688	11,303
Vishay Intertechnology, Inc.	11,669	238,514
Vishay Precision Group, Inc.*	1,092	33,197
		5,133,645
Energy Equipment & Services - 1.2%
Archrock, Inc.	11,791	118,264
Bristow Group, Inc.*	2,076	65,996
Cactus, Inc., Class A	4,857	254,604
ChampionX Corp.	17,752	413,089
DMC Global, Inc.*	1,670	46,209
Dril-Quip, Inc.*	3,077	96,741
Expro Group Holdings NV*	4,075	55,705
Helix Energy Solutions Group, Inc.*	12,519	58,088
Helmerich & Payne, Inc.	8,997	452,999
Liberty Energy, Inc., Class A*	8,088	131,592
Nabors Industries Ltd.*	614	102,397
National Energy Services Reunited Corp.*	3,320	24,767
Newpark Resources, Inc.*	7,899	33,966
NexTier Oilfield Solutions, Inc.*	15,127	164,884
Oceaneering International, Inc.*	8,740	111,173
Oil States International, Inc.*	5,307	41,076
Patterson-UTI Energy, Inc.	16,332	311,615
ProPetro Holding Corp.*	7,556	98,606
RPC, Inc.*	5,912	55,336
Select Energy Services, Inc., Class A*	5,588	47,330
Solaris Oilfield Infrastructure, Inc., Class A	2,725	36,733
TETRA Technologies, Inc.*	10,733	53,880
Tidewater, Inc.*	3,590	91,365
US Silica Holdings, Inc.*	6,419	113,488
		2,979,903
Entertainment - 0.5%
AMC Entertainment Holdings, Inc., Class A*(b)	45,080	646,447
Chicken Soup For The Soul Entertainment, Inc.*	930	6,175
Cinemark Holdings, Inc.*(b)	9,446	160,393
CuriosityStream, Inc.*	2,284	3,449
Eros STX Global Corp.*	1,379	2,729
IMAX Corp.*	4,355	75,429
Liberty Media Corp.-Liberty Braves, Class A*	875	22,207
Liberty Media Corp.-Liberty Braves, Class C*	3,187	78,241
Lions Gate Entertainment Corp., Class A*	5,098	52,153
Lions Gate Entertainment Corp., Class B*	10,322	96,924
LiveOne, Inc.*	5,316	4,465
Madison Square Garden Entertainment Corp.*(b)	2,272	154,019
Marcus Corp. (The)*	2,001	31,356
		1,333,987
Equity Real Estate Investment Trusts (REITs) - 5.8%
Acadia Realty Trust	7,594	149,298
Agree Realty Corp.(b)	6,146	427,577
Alexander & Baldwin, Inc.	6,332	129,173
Alexander's, Inc.	192	46,512
American Assets Trust, Inc.	4,365	148,847
Apartment Investment and Management Co., Class A*	13,222	83,034
Apple Hospitality REIT, Inc.	18,745	313,229
Armada Hoffler Properties, Inc.	5,838	80,448
Ashford Hospitality Trust, Inc.*	1,482	8,358
Braemar Hotels & Resorts, Inc.	4,995	28,971
Brandywine Realty Trust	14,847	165,544
Broadstone Net Lease, Inc.	13,768	291,193
BRT Apartments Corp.	1,000	22,910
CareTrust REIT, Inc.	8,448	156,541
CatchMark Timber Trust, Inc., Class A	4,274	50,390
Centerspace REIT	1,248	103,559
Chatham Lodging Trust*	4,179	53,240
City Office REIT, Inc.	3,734	52,052
Clipper Realty, Inc.	1,067	9,027
Community Healthcare Trust, Inc.	2,094	78,902
Corporate Office Properties Trust	9,868	272,752
CTO Realty Growth, Inc.(b)	504	33,209
DiamondRock Hospitality Co.*	18,270	187,998
DigitalBridge Group, Inc.*	42,430	255,429
Diversified Healthcare Trust	20,760	47,125
Easterly Government Properties, Inc.	7,563	148,462
EastGroup Properties, Inc.	3,523	569,141
Empire State Realty Trust, Inc., Class A	12,505	100,040
Equity Commonwealth*	9,525	259,556
Essential Properties Realty Trust, Inc.	10,605	242,642
Farmland Partners, Inc.	2,501	37,565
Four Corners Property Trust, Inc.	6,747	186,015
Franklin Street Properties Corp.	8,888	40,174
Getty Realty Corp.	3,559	99,438
Gladstone Commercial Corp.	3,232	65,577
Gladstone Land Corp.	2,725	73,139
Global Medical REIT, Inc.	5,230	67,990
Global Net Lease, Inc.	9,123	132,010
Healthcare Realty Trust, Inc.(b)	12,911	375,323
Hersha Hospitality Trust*	2,814	30,898
Independence Realty Trust, Inc.	19,328	454,401
Indus Realty Trust, Inc.	494	30,732
Industrial Logistics Properties Trust	5,673	86,570
Innovative Industrial Properties, Inc.	2,005	266,765
iStar, Inc.	5,863	102,016
Kite Realty Group Trust	18,992	398,072
LTC Properties, Inc.	3,405	131,910
LXP Industrial Trust(b)	24,459	282,746
Macerich Co. (The)	18,713	219,878
National Health Investors, Inc.	3,829	226,485
National Storage Affiliates Trust	7,110	372,919
Necessity Retail REIT, Inc. (The)	10,870	86,743
NETSTREIT Corp.(b)	3,468	72,932
NexPoint Residential Trust, Inc.	1,954	143,580
Office Properties Income Trust	4,183	89,140

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
One Liberty Properties, Inc.	1,400	38,402
Outfront Media, Inc.	12,735	262,723
Paramount Group, Inc.	16,319	147,850
Pebblebrook Hotel Trust	11,373	256,006
Phillips Edison & Co., Inc.	9,972	336,455
Physicians Realty Trust	19,274	357,533
Piedmont Office Realty Trust, Inc., Class A	10,856	160,017
Plymouth Industrial REIT, Inc.	2,725	55,345
Postal Realty Trust, Inc., Class A	1,473	23,421
PotlatchDeltic Corp.	5,767	302,537
Preferred Apartment Communities, Inc., Class A	4,557	113,652
PS Business Parks, Inc.	1,748	327,977
Retail Opportunity Investments Corp.	10,408	188,073
RLJ Lodging Trust	14,466	194,278
RPT Realty	7,323	89,121
Ryman Hospitality Properties, Inc.*	4,696	419,306
Sabra Health Care REIT, Inc.	19,983	280,561
Safehold, Inc.	1,822	81,717
Saul Centers, Inc.	1,027	50,385
Seritage Growth Properties, Class A*(b)	3,257	26,154
Service Properties Trust	14,343	90,791
SITE Centers Corp.	15,142	238,032
STAG Industrial, Inc.	15,674	521,944
Summit Hotel Properties, Inc.*	9,086	79,412
Sunstone Hotel Investors, Inc.*	19,044	227,957
Tanger Factory Outlet Centers, Inc.	8,945	156,627
Terreno Realty Corp.	6,456	391,944
UMH Properties, Inc.	3,839	75,590
Uniti Group, Inc.(b)	17,209	195,150
Universal Health Realty Income Trust	1,111	59,627
Urban Edge Properties	10,132	190,988
Urstadt Biddle Properties, Inc., Class A	2,603	45,813
Veris Residential, Inc.*	7,681	123,587
Washington REIT	7,404	179,843
Whitestone REIT	4,022	49,430
Xenia Hotels & Resorts, Inc.*	9,976	183,459
		15,109,884
Food & Staples Retailing - 1.0%
Andersons, Inc. (The)	2,746	103,277
BJ's Wholesale Club Holdings, Inc.*	11,990	693,861
Chefs' Warehouse, Inc. (The)*	2,745	98,079
HF Foods Group, Inc.*	3,269	17,358
Ingles Markets, Inc., Class A	1,218	108,475
MedAvail Holdings, Inc.*	1,042	1,782
Natural Grocers by Vitamin Cottage, Inc.	804	14,199
Performance Food Group Co.*	13,263	574,818
PriceSmart, Inc.	2,146	168,740
Rite Aid Corp.*(b)	4,878	27,170
SpartanNash Co.	3,124	107,497
Sprouts Farmers Market, Inc.*	9,872	267,433
United Natural Foods, Inc.*	5,043	213,874
Village Super Market, Inc., Class A	757	17,971
Weis Markets, Inc.	1,441	105,942
		2,520,476
Food Products - 0.9%
AppHarvest, Inc.*(b)	6,110	19,308
B&G Foods, Inc.(b)	5,589	126,367
Calavo Growers, Inc.	1,491	50,769
Cal-Maine Foods, Inc.	3,566	170,205
Fresh Del Monte Produce, Inc.	2,934	74,934
Hostess Brands, Inc.*	12,092	256,955
J & J Snack Foods Corp.	1,295	166,045
John B Sanfilippo & Son, Inc.	771	58,889
Laird Superfood, Inc.*	552	1,319
Lancaster Colony Corp.	1,653	201,501
Landec Corp.*	2,272	21,584
Limoneira Co.	1,378	16,440
Mission Produce, Inc.*	3,249	43,439
Sanderson Farms, Inc.	1,777	354,511
Seneca Foods Corp., Class A*	515	29,278
Simply Good Foods Co. (The)*	7,446	297,542
Sovos Brands, Inc.*	2,252	31,798
Tattooed Chef, Inc.*(b)	4,135	29,937
Tootsie Roll Industries, Inc.	1,381	45,682
TreeHouse Foods, Inc.*	4,543	186,808
Utz Brands, Inc.(b)	5,244	73,416
Vita Coco Co., Inc. (The)*(b)	981	12,027
Vital Farms, Inc.*	2,153	21,315
Whole Earth Brands, Inc.*	3,262	22,312
		2,312,381
Gas Utilities - 1.1%
Brookfield Infrastructure Corp., Class A(b)	5,567	392,752
Chesapeake Utilities Corp.	1,505	201,023
New Jersey Resources Corp.	8,439	387,519
Northwest Natural Holding Co.	2,663	144,574
ONE Gas, Inc.	4,605	400,727
South Jersey Industries, Inc.	9,004	313,789
Southwest Gas Holdings, Inc.	5,758	536,243
Spire, Inc.	4,428	346,712
		2,723,339
Health Care Equipment & Supplies - 2.7%
Accelerate Diagnostics, Inc.*	2,891	1,759
Accuray, Inc.*	8,041	16,725
Acutus Medical, Inc.*	1,663	1,152
Alphatec Holdings, Inc.*	6,187	47,516
AngioDynamics, Inc.*	3,276	64,308
Apyx Medical Corp.*	2,717	16,492
Artivion, Inc.*	3,326	65,057
Asensus Surgical, Inc.*	20,459	8,020
Aspira Women's Health, Inc.*	6,359	3,752
AtriCure, Inc.*	3,917	159,148
Atrion Corp.	135	83,664
Avanos Medical, Inc.*	4,208	120,727
Axogen, Inc.*	3,380	32,685
Axonics, Inc.*	4,007	200,350
BioLife Solutions, Inc.*	925	12,691
Bioventus, Inc., Class A*	2,458	24,285
Butterfly Network, Inc.*(b)	11,689	35,651
Cardiovascular Systems, Inc.*	3,469	56,406
Cerus Corp.*	14,715	72,839
ClearPoint Neuro, Inc.*	1,659	18,183
CONMED Corp.	2,547	296,191
CryoPort, Inc.*(b)	3,538	90,042
Cue Health, Inc.*(b)	1,285	6,798
Cutera, Inc.*	1,545	69,509
CVRx, Inc.*	965	5,993
CytoSorbents Corp.*	3,611	6,969
DarioHealth Corp.*	1,185	7,880
Eargo, Inc.*	2,651	4,109

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Glaukos Corp.*	3,971	162,136
Haemonetics Corp.*	4,418	279,483
Heska Corp.*	847	84,522
Inari Medical, Inc.*	3,002	197,532
Inogen, Inc.*	1,736	44,580
Integer Holdings Corp.*	2,875	229,367
Invacare Corp.*	2,941	2,747
iRadimed Corp.	564	18,437
iRhythm Technologies, Inc.*	2,578	363,111
Lantheus Holdings, Inc.*	5,884	403,172
LeMaitre Vascular, Inc.	1,661	75,941
LivaNova plc*	4,682	318,704
Lucid Diagnostics, Inc.*	438	920
Meridian Bioscience, Inc.*	3,725	102,437
Merit Medical Systems, Inc.*	4,494	275,887
Mesa Laboratories, Inc.	429	89,768
Natus Medical, Inc.*	2,950	96,730
Neogen Corp.*	9,393	248,539
Neuronetics, Inc.*	2,228	5,971
NeuroPace, Inc.*	619	3,856
Nevro Corp.*	3,027	131,917
NuVasive, Inc.*	4,524	259,723
Omnicell, Inc.*	3,832	425,965
OraSure Technologies, Inc.*	6,260	25,979
Orthofix Medical, Inc.*	1,644	45,194
OrthoPediatrics Corp.*	1,199	55,358
Outset Medical, Inc.*	4,095	89,271
Paragon 28, Inc.*(b)	787	14,103
PAVmed, Inc.*	6,357	6,421
PROCEPT BioRobotics Corp.*	634	24,802
Pulmonx Corp.*	2,271	41,468
Pulse Biosciences, Inc.*	1,210	2,698
Quotient Ltd.*	6,955	2,678
Retractable Technologies, Inc.*	1,515	7,014
RxSight, Inc.*(b)	1,540	21,036
SeaSpine Holdings Corp.*	2,776	22,957
Senseonics Holdings, Inc.*(b)	37,793	43,840
Shockwave Medical, Inc.*	2,951	484,584
SI-BONE, Inc.*	2,844	42,518
Sientra, Inc.*	5,070	4,918
Sight Sciences, Inc.*	1,950	16,750
Silk Road Medical, Inc.*	2,998	99,594
STAAR Surgical Co.*	4,166	274,706
Stereotaxis, Inc.*	4,332	8,707
Surmodics, Inc.*	1,192	46,762
Tactile Systems Technology, Inc.*	1,673	16,998
Talis Biomedical Corp.*	1,304	1,369
TransMedics Group, Inc.*	2,275	66,362
Treace Medical Concepts, Inc.*	2,639	44,045
UFP Technologies, Inc.*	597	45,641
Utah Medical Products, Inc.	309	26,617
Vapotherm, Inc.*(b)	1,993	6,437
Varex Imaging Corp.*	3,366	77,553
ViewRay, Inc.*	13,174	38,073
Zynex, Inc.	1,954	14,245
		7,069,044
Health Care Providers & Services - 2.4%
1Life Healthcare, Inc.*	10,055	85,166
Accolade, Inc.*	4,464	28,659
AdaptHealth Corp.*	6,274	112,869
Addus HomeCare Corp.*	1,347	112,474
Agiliti, Inc.*	2,055	39,703
AirSculpt Technologies, Inc.*	586	5,168
Alignment Healthcare, Inc.*	6,929	74,002
AMN Healthcare Services, Inc.*	4,122	399,422
Apollo Medical Holdings, Inc.*	3,295	123,694
Aveanna Healthcare Holdings, Inc.*	3,440	10,595
Biodesix, Inc.*	1,221	1,807
Brookdale Senior Living, Inc.*	16,183	92,243
Castle Biosciences, Inc.*	1,860	41,422
Community Health Systems, Inc.*	10,861	56,912
CorVel Corp.*	748	111,572
Covetrus, Inc.*	9,057	188,567
Cross Country Healthcare, Inc.*	3,138	55,386
Ensign Group, Inc. (The)	4,600	373,382
Fulgent Genetics, Inc.*	1,833	99,917
Hanger, Inc.*	3,276	51,728
HealthEquity, Inc.*	7,165	448,386
InfuSystem Holdings, Inc.*	1,580	15,279
Innovage Holding Corp.*(b)	1,607	7,794
Invitae Corp.*	17,526	64,320
Joint Corp. (The)*	1,198	19,983
LHC Group, Inc.*	2,663	443,815
LifeStance Health Group, Inc.*(b)	6,295	46,898
MEDNAX, Inc.*	6,663	128,729
ModivCare, Inc.*	1,092	104,209
National HealthCare Corp.	1,108	77,881
National Research Corp.	1,216	43,642
Ontrak, Inc.*	1,031	1,959
OPKO Health, Inc.*	34,936	104,808
Option Care Health, Inc.*	13,912	422,368
Owens & Minor, Inc.	6,344	221,279
Patterson Cos., Inc.	7,490	236,609
Pennant Group, Inc. (The)*	2,247	42,985
PetIQ, Inc.*	2,361	40,515
Privia Health Group, Inc.*	3,662	87,741
Progyny, Inc.*	5,644	178,407
R1 RCM, Inc.*	10,395	223,181
RadNet, Inc.*	3,986	81,833
Select Medical Holdings Corp.	9,665	235,343
Sharps Compliance Corp.*	1,628	7,033
Surgery Partners, Inc.*(b)	2,998	117,522
Tenet Healthcare Corp.*	9,286	600,897
Tivity Health, Inc.*	3,847	124,643
US Physical Therapy, Inc.	1,107	124,637
Viemed Healthcare, Inc.*	3,091	17,742
		6,335,126
Health Care Technology - 0.6%
Allscripts Healthcare Solutions, Inc.*	10,625	181,581
American Well Corp., Class A*(b)	16,013	60,529
Computer Programs and Systems, Inc.*	1,226	39,097
Convey Health Solutions Holdings, Inc.*	1,185	7,347
Evolent Health, Inc., Class A*	6,974	196,179
Forian, Inc.*(b)	1,657	5,103
Health Catalyst, Inc.*(b)	4,568	66,921
HealthStream, Inc.*	2,207	44,957
iCAD, Inc.*	1,922	7,342
Inspire Medical Systems, Inc.*	2,359	417,142
Multiplan Corp.*(b)	28,521	142,605
NantHealth, Inc.*	2,359	1,227
NextGen Healthcare, Inc.*	4,894	88,630
OptimizeRx Corp.*	1,497	38,293
Phreesia, Inc.*	4,335	78,637
Schrodinger, Inc.*(b)	3,965	102,456

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Simulations Plus, Inc.	1,339	63,576
Tabula Rasa HealthCare, Inc.*	1,964	7,149
		1,548,771
Hotels, Restaurants & Leisure - 1.8%
Accel Entertainment, Inc.*	4,931	53,403
Bally's Corp.*	2,855	74,630
Biglari Holdings, Inc., Class B*	62	8,290
BJ's Restaurants, Inc.*	1,973	51,831
Bloomin' Brands, Inc.	7,740	163,391
Bluegreen Vacations Holding Corp.	1,251	34,853
Brinker International, Inc.*	3,881	117,788
Carrols Restaurant Group, Inc.	2,915	5,364
Century Casinos, Inc.*	2,374	20,749
Cheesecake Factory, Inc. (The)	4,027	131,522
Chuy's Holdings, Inc.*	1,750	39,532
Cracker Barrel Old Country Store, Inc.	2,077	211,875
Dave & Buster's Entertainment, Inc.*	3,835	145,308
Denny's Corp.*	5,404	55,985
Dine Brands Global, Inc.	1,425	104,723
Drive Shack, Inc.*	7,219	11,550
EBET, Inc.*(b)	1,174	3,604
El Pollo Loco Holdings, Inc.*	1,660	17,198
Everi Holdings, Inc.*	7,462	133,570
F45 Training Holdings, Inc.*(b)	2,778	17,668
Fiesta Restaurant Group, Inc.*	1,533	11,421
First Watch Restaurant Group, Inc.*	955	15,184
Full House Resorts, Inc.*	2,865	20,170
GAN Ltd.*	3,520	11,862
Golden Entertainment, Inc.*	1,495	70,684
Hall of Fame Resort & Entertainment Co.*	4,882	3,264
Hilton Grand Vacations, Inc.*	7,475	341,981
International Game Technology plc(b)	8,740	187,211
Jack in the Box, Inc.	1,845	126,013
Krispy Kreme, Inc.(b)	7,446	110,350
Kura Sushi USA, Inc., Class A*	411	15,491
Life Time Group Holdings, Inc.*	3,402	49,839
Light & Wonder, Inc.*	8,415	444,312
Lindblad Expeditions Holdings, Inc.*	2,684	38,542
Monarch Casino & Resort, Inc.*	1,146	77,756
Nathan's Famous, Inc.	243	12,405
NEOGAMES SA*	906	11,896
Noodles & Co.*	3,555	23,463
ONE Group Hospitality, Inc. (The)*	1,818	16,344
Papa John's International, Inc.	2,898	255,053
PlayAGS, Inc.*	2,399	13,914
Portillo's, Inc., Class A*(b)	2,003	37,196
RCI Hospitality Holdings, Inc.	761	43,932
Red Robin Gourmet Burgers, Inc.*	1,369	13,471
Red Rock Resorts, Inc., Class A	4,685	181,450
Rush Street Interactive, Inc.*	4,605	27,446
Ruth's Hospitality Group, Inc.	2,890	53,263
SeaWorld Entertainment, Inc.*	4,408	238,825
Shake Shack, Inc., Class A*	3,268	158,988
Sweetgreen, Inc., Class A*(b)	1,077	19,688
Target Hospitality Corp.*	2,187	13,887
Texas Roadhouse, Inc.	6,139	478,658
Wingstop, Inc.	2,616	208,391
Xponential Fitness, Inc., Class A*	1,075	20,296
		4,755,480
Household Durables - 1.4%
Aterian, Inc.*(b)	2,278	7,358
Bassett Furniture Industries, Inc.	804	13,089
Beazer Homes USA, Inc.*	2,554	41,400
Cavco Industries, Inc.*	809	179,727
Century Communities, Inc.	2,638	143,428
Ethan Allen Interiors, Inc.	1,975	45,938
Flexsteel Industries, Inc.	556	10,831
GoPro, Inc., Class A*	11,251	77,744
Green Brick Partners, Inc.*	2,686	65,324
Hamilton Beach Brands Holding Co., Class A	659	6,801
Helen of Troy Ltd.*	2,100	388,899
Hooker Furnishings Corp.	1,035	17,895
Hovnanian Enterprises, Inc., Class A*	461	23,599
Installed Building Products, Inc.	2,077	198,437
iRobot Corp.*	2,355	112,074
KB Home	6,942	239,430
Landsea Homes Corp.*	927	6,656
La-Z-Boy, Inc.	3,848	98,239
Legacy Housing Corp.*	701	10,978
LGI Homes, Inc.*	1,894	185,593
Lifetime Brands, Inc.	1,120	12,779
Lovesac Co. (The)*	1,128	39,288
M/I Homes, Inc.*	2,498	116,782
MDC Holdings, Inc.	4,999	190,862
Meritage Homes Corp.*	3,232	275,722
Purple Innovation, Inc.*(b)	5,046	26,138
Skyline Champion Corp.*	4,600	244,398
Snap One Holdings Corp.*(b)	1,563	19,303
Sonos, Inc.*	11,228	248,476
Taylor Morrison Home Corp.*	10,454	302,852
Traeger, Inc.*	2,758	13,101
Tri Pointe Homes, Inc.*	9,647	203,262
Tupperware Brands Corp.*	4,268	28,297
Universal Electronics, Inc.*	1,120	30,016
VOXX International Corp.*	1,368	11,464
Vuzix Corp.*(b)	5,132	33,358
Weber, Inc., Class A(b)	1,849	14,293
		3,683,831
Household Products - 0.2%
Central Garden & Pet Co.*	853	38,539
Central Garden & Pet Co., Class A*	3,495	147,943
Energizer Holdings, Inc.	5,847	175,352
Oil-Dri Corp. of America	461	10,958
WD-40 Co.	1,204	227,303
		600,095
Independent Power and Renewable Electricity Producers - 0.3%
Clearway Energy, Inc., Class A	4,435	144,404
Clearway Energy, Inc., Class C, Class C(b)	7,187	251,904
Ormat Technologies, Inc.	3,971	333,405
Sunnova Energy International, Inc.*(b)	7,544	150,880
		880,593
Insurance - 1.6%
Ambac Financial Group, Inc.*	3,968	42,497
American Equity Investment Life Holding Co.	7,234	291,241
AMERISAFE, Inc.	1,671	84,218

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Argo Group International Holdings Ltd.	2,776	117,591
Bright Health Group, Inc.*(b)	22,628	38,468
BRP Group, Inc., Class A*	4,152	104,713
Citizens, Inc.*(b)	4,359	14,472
CNO Financial Group, Inc.	10,495	215,882
Crawford & Co., Class A	1,424	11,677
Donegal Group, Inc., Class A	1,303	21,083
eHealth, Inc.*	2,164	22,722
Employers Holdings, Inc.	2,455	101,662
Enstar Group Ltd.*	1,090	252,804
Genworth Financial, Inc., Class A*	44,341	179,581
Goosehead Insurance, Inc., Class A	1,577	81,657
Greenlight Capital Re Ltd., Class A*	2,291	17,916
HCI Group, Inc.(b)	721	49,006
Heritage Insurance Holdings, Inc.	2,266	8,294
Horace Mann Educators Corp.	3,651	147,720
Investors Title Co.	126	20,907
James River Group Holdings Ltd.	3,207	81,939
Kinsale Capital Group, Inc.	1,883	414,034
Maiden Holdings Ltd.*	6,076	14,825
MBIA, Inc.*	4,191	58,716
MetroMile, Inc.*	9,963	10,461
National Western Life Group, Inc., Class A	214	44,745
NI Holdings, Inc.*	759	12,675
Palomar Holdings, Inc.*	2,154	133,871
ProAssurance Corp.	4,694	104,254
RLI Corp.	3,502	424,162
Safety Insurance Group, Inc.	1,270	117,932
Selective Insurance Group, Inc.	5,200	412,360
Selectquote, Inc.*	11,721	34,225
SiriusPoint Ltd.*	7,733	43,305
Stewart Information Services Corp.	2,340	129,847
Tiptree, Inc.	2,055	22,256
Trean Insurance Group, Inc.*	1,548	11,068
Trupanion, Inc.*	3,350	224,048
United Fire Group, Inc.	1,829	59,278
United Insurance Holdings Corp.	1,778	3,040
Universal Insurance Holdings, Inc.	2,360	30,444
		4,211,596
Interactive Media & Services - 0.4%
Cargurus, Inc.*	8,357	211,599
Cars.com, Inc.*	5,982	61,914
Eventbrite, Inc., Class A*	6,683	78,392
EverQuote, Inc., Class A*	1,714	15,340
fuboTV, Inc.*(b)	11,842	38,960
Liberty TripAdvisor Holdings, Inc., Class A*	6,378	6,633
MediaAlpha, Inc., Class A*	1,849	18,675
Outbrain, Inc.*	2,122	13,029
QuinStreet, Inc.*	4,393	48,323
Society Pass, Inc.*	320	656
TrueCar, Inc.*	8,340	27,772
Yelp, Inc.*	6,258	184,048
Ziff Davis, Inc.*	3,788	289,176
		994,517
Internet & Direct Marketing Retail - 0.3%
1-800-Flowers.com, Inc., Class A*	2,332	22,760
1stdibs.com, Inc.*	1,771	10,112
aka Brands Holding Corp.*(b)	847	3,337
CarParts.com, Inc.*	4,268	32,309
Duluth Holdings, Inc., Class B*	1,059	13,206
Groupon, Inc.*(b)	2,066	31,920
Lands' End, Inc.*	1,254	14,546
Liquidity Services, Inc.*	2,016	27,337
Lulu's Fashion Lounge Holdings, Inc.*	495	9,291
Overstock.com, Inc.*	3,759	116,491
PetMed Express, Inc.(b)	1,785	39,324
Porch Group, Inc.*(b)	6,663	27,452
Quotient Technology, Inc.*	7,872	32,905
RealReal, Inc. (The)*	7,011	22,996
Rent the Runway, Inc., Class A*(b)	1,493	6,465
Revolve Group, Inc.*	3,140	92,253
Shutterstock, Inc.	2,044	123,049
Stitch Fix, Inc., Class A*	7,113	60,247
Xometry, Inc., Class A*(b)	2,166	73,666
		759,666
IT Services - 1.2%
BigCommerce Holdings, Inc., Series 1*(b)	4,238	78,530
Brightcove, Inc.*	3,554	25,020
Cantaloupe, Inc.*	5,099	26,719
Cass Information Systems, Inc.	1,203	41,046
Conduent, Inc.*	14,652	77,656
CSG Systems International, Inc.	2,823	175,562
DigitalOcean Holdings, Inc.*(b)	4,434	216,601
EVERTEC, Inc.	5,302	201,158
Evo Payments, Inc., Class A*	4,149	95,634
ExlService Holdings, Inc.*	2,873	408,512
Flywire Corp.*	4,913	94,870
GreenBox POS*	1,603	4,216
Grid Dynamics Holdings, Inc.*	3,986	71,788
Hackett Group, Inc. (The)	2,153	44,115
I3 Verticals, Inc., Class A*	1,867	43,538
IBEX Holdings Ltd.*	486	8,699
International Money Express, Inc.*	2,821	58,169
Limelight Networks, Inc.*	10,935	39,585
LiveRamp Holdings, Inc.*	5,770	147,712
Maximus, Inc.	5,366	348,200
MoneyGram International, Inc.*	7,815	78,775
Paya Holdings, Inc.*	7,488	44,104
Perficient, Inc.*	2,844	278,456
Priority Technology Holdings, Inc.*(b)	989	5,064
Rackspace Technology, Inc.*(b)	4,779	44,110
Remitly Global, Inc.*	1,098	12,023
Repay Holdings Corp.*	7,563	94,159
StarTek, Inc.*	1,478	5,321
TTEC Holdings, Inc.	1,623	109,455
Tucows, Inc., Class A*	854	41,351
Unisys Corp.*	5,746	68,550
Verra Mobility Corp.*	13,310	212,295
		3,200,993
Leisure Products - 0.4%
Acushnet Holdings Corp.	2,989	121,652
American Outdoor Brands, Inc.*	1,246	14,416
AMMO, Inc.*(b)	7,742	34,220
Callaway Golf Co.*	10,128	219,879
Clarus Corp.	2,310	50,612
Escalade, Inc.	861	11,529
Genius Brands International, Inc.*(b)	24,680	18,757
Johnson Outdoors, Inc., Class A	463	30,174
Latham Group, Inc.*	3,731	35,482
Malibu Boats, Inc., Class A*	1,817	106,476

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Marine Products Corp.	707	7,508
MasterCraft Boat Holdings, Inc.*	1,608	37,627
Nautilus, Inc.*	2,661	5,588
Smith & Wesson Brands, Inc.	4,191	64,877
Solo Brands, Inc., Class A*(b)	1,300	6,539
Sturm Ruger & Co., Inc.	1,497	101,631
Vista Outdoor, Inc.*	4,936	190,234
		1,057,201
Life Sciences Tools & Services - 0.4%
Absci Corp.*(b)	4,877	17,801
Akoya Biosciences, Inc.*	1,176	13,700
Alpha Teknova, Inc.*	603	4,613
Berkeley Lights, Inc.*	4,257	20,348
Bionano Genomics, Inc.*(b)	25,520	44,150
ChromaDex Corp.*	4,095	7,780
Codex DNA, Inc.*	797	3,172
Codexis, Inc.*	5,261	56,187
Cytek Biosciences, Inc.*(b)	8,556	83,079
Harvard Bioscience, Inc.*	3,448	12,620
Inotiv, Inc.*	1,528	23,378
IsoPlexis Corp.*	740	1,569
MaxCyte, Inc.*(b)	8,741	40,296
Medpace Holdings, Inc.*	2,545	364,546
NanoString Technologies, Inc.*	3,975	62,169
NeoGenomics, Inc.*	9,911	83,451
Pacific Biosciences of California, Inc.*	17,008	95,755
Personalis, Inc.*	3,152	12,482
Quanterix Corp.*	2,701	45,539
Rapid Micro Biosystems, Inc., Class A*	1,378	6,904
Seer, Inc.*	3,635	32,279
Singular Genomics Systems, Inc.*(b)	4,120	13,390
Standard BioTools, Inc.*	6,650	12,568
		1,057,776
Machinery - 3.0%
AgEagle Aerial Systems, Inc.*	6,105	4,763
Alamo Group, Inc.	864	101,632
Albany International Corp., Class A	2,693	227,289
Altra Industrial Motion Corp.	5,675	222,517
Astec Industries, Inc.	1,984	92,792
Barnes Group, Inc.	4,145	149,344
Blue Bird Corp.*	1,517	18,523
Chart Industries, Inc.*	3,189	560,881
CIRCOR International, Inc.*	1,610	31,298
Columbus McKinnon Corp.	2,438	82,283
Commercial Vehicle Group, Inc.*	2,814	18,995
Desktop Metal, Inc., Class A*(b)	16,385	33,589
Douglas Dynamics, Inc.	1,981	62,243
Energy Recovery, Inc.*	3,631	73,383
Enerpac Tool Group Corp.	5,286	103,183
EnPro Industries, Inc.	1,810	173,326
ESCO Technologies, Inc.	2,239	147,349
Evoqua Water Technologies Corp.*	10,127	360,420
Federal Signal Corp.	5,267	184,872
Franklin Electric Co., Inc.	4,063	299,524
Gorman-Rupp Co. (The)	1,989	59,252
Greenbrier Cos., Inc. (The)(b)	2,789	116,050
Helios Technologies, Inc.	2,821	193,013
Hillenbrand, Inc.	6,392	267,441
Hydrofarm Holdings Group, Inc.*	3,443	23,722
Hyliion Holdings Corp.*(b)	10,247	37,197
Hyster-Yale Materials Handling, Inc.	873	32,257
Ideanomics, Inc.*(b)	42,539	25,523
John Bean Technologies Corp.	2,737	333,230
Kadant, Inc.	1,019	188,617
Kennametal, Inc.	7,307	202,696
Lindsay Corp.	948	119,448
Luxfer Holdings plc	2,410	40,247
Manitowoc Co., Inc. (The)*	3,000	39,060
Mayville Engineering Co., Inc.*	782	7,093
Meritor, Inc.*	5,945	215,031
Miller Industries, Inc.	966	23,841
Mueller Industries, Inc.	4,911	264,457
Mueller Water Products, Inc., Class A	13,639	162,713
Nikola Corp.*(b)	19,993	141,151
NN, Inc.*	3,735	10,458
Omega Flex, Inc.	273	30,177
Park-Ohio Holdings Corp.	756	11,779
Proto Labs, Inc.*	2,432	117,198
RBC Bearings, Inc.*(b)	2,453	457,215
REV Group, Inc.	3,082	37,816
Shyft Group, Inc. (The)	3,028	67,191
SPX Corp.*	3,836	193,066
Standex International Corp.	1,039	96,731
Tennant Co.	1,618	100,704
Terex Corp.	5,982	211,703
Titan International, Inc.*	4,464	81,289
Trinity Industries, Inc.	6,747	167,730
Wabash National Corp.	4,268	65,514
Watts Water Technologies, Inc., Class A	2,406	314,777
Welbilt, Inc.*	11,432	270,595
		7,674,188
Marine - 0.2%
Costamare, Inc.	4,613	65,597
Eagle Bulk Shipping, Inc.	776	56,850
Genco Shipping & Trading Ltd.	2,825	71,331
Matson, Inc.	3,633	326,534
Safe Bulkers, Inc.	5,540	26,370
		546,682
Media - 0.8%
Advantage Solutions, Inc.*	6,676	28,707
AMC Networks, Inc., Class A*	2,550	100,113
Audacy, Inc.*	10,324	17,964
Boston Omaha Corp., Class A*	1,797	39,264
Cardlytics, Inc.*(b)	2,823	73,144
Clear Channel Outdoor Holdings, Inc.*	31,765	50,189
comScore, Inc.*	6,129	11,829
Daily Journal Corp.*	117	32,271
Digital Media Solutions, Inc.*	287	476
Emerald Holding, Inc.*	2,060	6,901
Entravision Communications Corp., Class A	5,261	27,515
EW Scripps Co. (The), Class A*	5,012	79,540
Fluent, Inc.*	3,796	4,897
Gannett Co., Inc.*	12,296	48,323
Gray Television, Inc.	7,466	147,230
Hemisphere Media Group, Inc.*	1,410	9,673
iHeartMedia, Inc., Class A*	9,785	115,463
Integral Ad Science Holding Corp.*	2,808	34,201
John Wiley & Sons, Inc., Class A	3,778	200,083
Magnite, Inc.*	11,354	124,781

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
National CineMedia, Inc.	5,253	6,461
Scholastic Corp.	2,418	90,748
Sinclair Broadcast Group, Inc., Class A	4,019	97,380
Stagwell, Inc.*(b)	5,399	42,706
TechTarget, Inc.*	2,272	161,517
TEGNA, Inc.	19,349	423,743
Thryv Holdings, Inc.*	680	17,809
WideOpenWest, Inc.*	4,590	100,888
		2,093,816
Metals & Mining - 1.2%
Allegheny Technologies, Inc.*	11,138	306,295
Arconic Corp.*	9,333	262,537
Carpenter Technology Corp.	4,157	146,451
Century Aluminum Co.*	4,494	53,029
Coeur Mining, Inc.*	22,386	87,082
Commercial Metals Co.	10,511	417,602
Compass Minerals International, Inc.	3,002	134,880
Constellium SE*	10,856	183,358
Gatos Silver, Inc.*(b)	4,064	12,517
Haynes International, Inc.	1,071	40,966
Hecla Mining Co.	46,491	219,438
Kaiser Aluminum Corp.	1,390	142,016
Materion Corp.	1,780	145,924
MP Materials Corp.*(b)	6,637	261,697
Novagold Resources, Inc.*	20,748	115,981
Olympic Steel, Inc.	825	28,190
Perpetua Resources Corp.*	2,838	9,876
PolyMet Mining Corp.*(b)	2,531	7,011
Ryerson Holding Corp.	1,437	43,311
Schnitzer Steel Industries, Inc., Class A	2,291	93,060
SunCoke Energy, Inc.	7,276	58,863
TimkenSteel Corp.*	4,019	92,839
Warrior Met Coal, Inc.	4,506	151,492
Worthington Industries, Inc.	2,895	135,023
		3,149,438
Mortgage Real Estate Investment Trusts (REITs) - 1.1%
AFC Gamma, Inc.	1,295	23,206
Angel Oak Mortgage, Inc.(b)	845	12,929
Apollo Commercial Real Estate Finance, Inc.	12,278	156,299
Arbor Realty Trust, Inc.	12,583	206,613
Ares Commercial Real Estate Corp.	3,829	56,286
ARMOUR Residential REIT, Inc.(b)	7,789	58,885
Blackstone Mortgage Trust, Inc., Class A	13,752	427,825
BrightSpire Capital, Inc.	7,372	65,537
Broadmark Realty Capital, Inc.	11,227	82,968
Chicago Atlantic Real Estate Finance, Inc.	520	8,856
Chimera Investment Corp.	20,617	202,047
Dynex Capital, Inc.	3,166	51,606
Ellington Financial, Inc.	4,705	72,881
Franklin BSP Realty Trust, Inc.	3,153	48,808
Granite Point Mortgage Trust, Inc.	4,679	51,469
Great Ajax Corp.	1,900	20,045
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	6,705	255,259
Invesco Mortgage Capital, Inc.(b)	27,458	48,875
KKR Real Estate Finance Trust, Inc.	3,085	62,996
Ladder Capital Corp.	9,943	114,941
MFA Financial, Inc.	9,683	130,914
New York Mortgage Trust, Inc.	33,213	100,635
Orchid Island Capital, Inc.(b)	11,883	37,075
PennyMac Mortgage Investment Trust	8,569	138,646
Ready Capital Corp.	5,878	86,289
Redwood Trust, Inc.	10,037	102,377
TPG RE Finance Trust, Inc.	5,245	55,020
Two Harbors Investment Corp.	30,082	160,638
		2,839,925
Multiline Retail - 0.4%
Big Lots, Inc.(b)	2,630	64,409
Dillard's, Inc., Class A(b)	484	145,916
Franchise Group, Inc.	2,476	98,223
Macy's, Inc.	26,379	623,863
		932,411
Multi-Utilities - 0.4%
Avista Corp.	6,197	269,198
Black Hills Corp.	5,584	428,069
NorthWestern Corp.	4,749	290,971
Unitil Corp.	1,376	79,547
		1,067,785
Oil, Gas & Consumable Fuels - 5.6%
Aemetis, Inc.*(b)	2,375	19,261
Alto Ingredients, Inc.*	6,256	27,839
Antero Resources Corp.*	25,026	1,073,115
Arch Resources, Inc.(b)	1,315	200,985
Berry Corp.	5,897	65,634
Brigham Minerals, Inc., Class A	3,812	115,542
California Resources Corp.	7,100	310,057
Callon Petroleum Co.*	4,212	246,233
Centennial Resource Development, Inc., Class A*(b)	16,116	127,961
Centrus Energy Corp., Class A*	859	21,982
Chesapeake Energy Corp.	9,175	893,461
Civitas Resources, Inc.	3,789	289,290
Clean Energy Fuels Corp.*	13,561	74,992
CNX Resources Corp.*	17,582	381,881
Comstock Resources, Inc.*	7,993	154,265
CONSOL Energy, Inc.*	2,987	154,010
Crescent Energy Co., Class A(b)	2,566	46,368
CVR Energy, Inc.	2,589	89,139
Delek US Holdings, Inc.*	5,747	167,580
Denbury, Inc.*	4,418	323,132
DHT Holdings, Inc.(b)	12,270	73,129
Dorian LPG Ltd.	2,735	46,495
Earthstone Energy, Inc., Class A*(b)	2,700	48,654
Energy Fuels, Inc.*	13,525	86,695
Equitrans Midstream Corp.	35,765	281,471
Falcon Minerals Corp.	3,455	25,602
Frontline Ltd.*(b)	10,773	104,283
Gevo, Inc.*(b)	17,379	72,992
Golar LNG Ltd.*	8,847	224,094
Green Plains, Inc.*	4,170	135,859
HighPeak Energy, Inc.	462	14,724
International Seaways, Inc.(b)	4,022	97,051
Kinetik Holdings, Inc.	291	24,456
Kosmos Energy Ltd.*	39,241	303,725
Laredo Petroleum, Inc.*	1,108	93,260
Magnolia Oil & Gas Corp., Class A(b)	12,615	348,300

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Matador Resources Co.	9,693	590,304
Murphy Oil Corp.	12,823	543,952
Nordic American Tankers Ltd.(b)	14,713	30,162
Northern Oil and Gas, Inc.	5,337	174,466
Oasis Petroleum, Inc.	1,738	275,873
Ovintiv, Inc.	22,935	1,284,131
Par Pacific Holdings, Inc.*	3,914	64,190
PBF Energy, Inc., Class A*	8,426	279,743
PDC Energy, Inc.	8,535	675,460
Peabody Energy Corp.*(b)	7,789	183,898
Range Resources Corp.*	20,927	710,472
Ranger Oil Corp.*	1,849	79,156
Renewable Energy Group, Inc.*	3,917	240,151
REX American Resources Corp.*	462	40,143
Riley Exploration Permian, Inc.(b)	935	25,684
Scorpio Tankers, Inc.	4,258	140,727
SFL Corp. Ltd.	10,853	122,096
SM Energy Co.	10,504	507,028
Southwestern Energy Co.*	88,880	810,586
Talos Energy, Inc.*	3,222	69,595
Teekay Corp.*	6,069	20,513
Teekay Tankers Ltd., Class A*	2,093	43,220
Tellurian, Inc.*	32,401	154,553
Uranium Energy Corp.*	23,116	88,303
Ur-Energy, Inc.*	16,218	19,786
W&T Offshore, Inc.*	8,200	55,186
Whiting Petroleum Corp.	3,435	303,860
World Fuel Services Corp.	5,458	135,304
		14,432,059
Paper & Forest Products - 0.1%
Clearwater Paper Corp.*	1,444	49,601
Glatfelter Corp.	3,829	33,006
Neenah, Inc.	1,483	56,221
		138,828
Personal Products - 0.5%
Beauty Health Co. (The)*	7,636	108,966
BellRing Brands, Inc.*	9,855	257,708
Edgewell Personal Care Co.	4,754	173,046
elf Beauty, Inc.*	4,215	112,203
Honest Co., Inc. (The)*	7,445	25,611
Inter Parfums, Inc.	1,576	116,309
Medifast, Inc.	1,011	168,584
Nature's Sunshine Products, Inc.*	1,028	12,428
NewAge, Inc.*	11,751	4,230
Nu Skin Enterprises, Inc., Class A	4,338	202,368
Revlon, Inc., Class A*(b)	619	2,594
Thorne HealthTech, Inc.*	579	3,410
USANA Health Sciences, Inc.*	1,039	73,073
Veru, Inc.*(b)	5,633	72,891
		1,333,421
Pharmaceuticals - 1.1%
9 Meters Biopharma, Inc.*	19,803	8,953
Aclaris Therapeutics, Inc.*	4,461	57,056
Aerie Pharmaceuticals, Inc.*	3,709	19,213
Amneal Pharmaceuticals, Inc.*	8,710	31,617
Amphastar Pharmaceuticals, Inc.*	3,236	120,185
Ampio Pharmaceuticals, Inc.*	17,031	3,113
Amylyx Pharmaceuticals, Inc.*(b)	844	7,503
Angion Biomedica Corp.*	1,906	3,355
ANI Pharmaceuticals, Inc.*	949	28,707
Arvinas, Inc.*	4,117	171,638
Atea Pharmaceuticals, Inc.*	5,653	44,546
Athira Pharma, Inc.*	2,810	25,515
Axsome Therapeutics, Inc.*	2,431	60,775
Cara Therapeutics, Inc.*	3,894	32,398
Cassava Sciences, Inc.*(b)	3,354	102,632
CinCor Pharma, Inc.*(b)	1,021	15,887
Citius Pharmaceuticals, Inc.*	10,836	10,183
Collegium Pharmaceutical, Inc.*	3,017	47,125
Corcept Therapeutics, Inc.*	7,652	159,468
CorMedix, Inc.*	3,311	10,728
Cymabay Therapeutics, Inc.*	7,452	14,606
DICE Therapeutics, Inc.*	1,214	16,692
Durect Corp.*	19,781	10,879
Edgewise Therapeutics, Inc.*(b)	3,382	21,137
Endo International plc*	20,044	10,577
Esperion Therapeutics, Inc.*	5,064	28,865
Evolus, Inc.*	2,916	37,616
EyePoint Pharmaceuticals, Inc.*	2,185	21,085
Fulcrum Therapeutics, Inc.*(b)	2,402	17,102
Harmony Biosciences Holdings, Inc.*	2,022	88,159
Ikena Oncology, Inc.*	2,426	9,461
Innoviva, Inc.*	3,804	57,707
Intra-Cellular Therapies, Inc.*	7,015	402,661
Kala Pharmaceuticals, Inc.*	4,279	1,490
KemPharm, Inc.*	2,594	12,010
Landos Biopharma, Inc.*	401	291
Marinus Pharmaceuticals, Inc.*	3,231	15,670
Mind Medicine MindMed, Inc.*	28,157	25,474
NGM Biopharmaceuticals, Inc.*	2,749	38,046
Nuvation Bio, Inc.*(b)	13,913	49,113
Ocular Therapeutix, Inc.*	6,709	20,999
Omeros Corp.*	5,270	13,070
Oramed Pharmaceuticals, Inc.*	3,279	15,182
Pacira BioSciences, Inc.*	3,863	244,335
Paratek Pharmaceuticals, Inc.*	4,280	8,089
Phathom Pharmaceuticals, Inc.*	1,768	12,676
Phibro Animal Health Corp., Class A	1,790	34,386
Pliant Therapeutics, Inc.*	2,092	11,778
Prestige Consumer Healthcare, Inc.*	4,384	244,715
Provention Bio, Inc.*(b)	4,859	20,019
Rain Therapeutics, Inc.*	1,383	3,209
Reata Pharmaceuticals, Inc., Class A*	2,399	67,844
Relmada Therapeutics, Inc.*	2,179	40,943
Revance Therapeutics, Inc.*	6,128	83,831
Seelos Therapeutics, Inc.*	8,587	5,569
SIGA Technologies, Inc.	4,224	46,211
Supernus Pharmaceuticals, Inc.*	4,295	119,702
Tarsus Pharmaceuticals, Inc.*	746	10,257
Terns Pharmaceuticals, Inc.*	1,209	2,092
TherapeuticsMD, Inc.*(b)	678	6,733
Theravance Biopharma, Inc.*	5,240	46,007
Theseus Pharmaceuticals, Inc.*(b)	1,017	6,865
Ventyx Biosciences, Inc.*(b)	917	16,057
Verrica Pharmaceuticals, Inc.*	1,146	2,212
WaVe Life Sciences Ltd.*	3,874	5,424
		2,927,443
Professional Services - 1.5%
Acacia Research Corp.*	4,286	20,487
ASGN, Inc.*	4,445	423,297
Atlas Technical Consultants, Inc.*	1,303	10,659
Barrett Business Services, Inc.	664	49,707
CBIZ, Inc.*	4,286	175,555

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
CRA International, Inc.	633	54,267
Exponent, Inc.	4,537	410,099
First Advantage Corp.*	4,808	70,197
Forrester Research, Inc.*	989	51,754
Franklin Covey Co.*	1,106	42,371
Heidrick & Struggles International, Inc.	1,691	58,441
HireQuest, Inc.(b)	441	6,809
HireRight Holdings Corp.*	1,961	28,925
Huron Consulting Group, Inc.*	1,893	113,429
ICF International, Inc.(b)	1,624	165,989
Insperity, Inc.	3,169	317,122
KBR, Inc.	12,376	615,830
Kelly Services, Inc., Class A	3,085	61,577
Kforce, Inc.	1,764	115,859
Korn Ferry	4,706	289,231
ManTech International Corp., Class A	2,395	229,082
Mistras Group, Inc.*	1,735	10,046
Resources Connection, Inc.	2,718	50,201
Sterling Check Corp.*	1,457	27,071
TriNet Group, Inc.*	3,537	277,796
TrueBlue, Inc.*	3,061	67,403
Upwork, Inc.*	10,329	188,504
Willdan Group, Inc.*	968	25,787
		3,957,495
Real Estate Management & Development - 0.5%
Cushman & Wakefield plc*	12,130	226,467
Douglas Elliman, Inc.	6,291	36,173
eXp World Holdings, Inc.(b)	5,501	76,849
Fathom Holdings, Inc.*	586	5,626
Forestar Group, Inc.*	1,506	24,969
FRP Holdings, Inc.*	574	34,451
Kennedy-Wilson Holdings, Inc.	10,398	218,982
Marcus & Millichap, Inc.	2,079	87,068
Newmark Group, Inc., Class A	14,715	162,895
Rafael Holdings, Inc., Class B*	1,089	2,123
RE/MAX Holdings, Inc., Class A	1,619	39,342
Realogy Holdings Corp.*	10,065	124,605
Redfin Corp.*(b)	9,022	88,416
RMR Group, Inc. (The), Class A	1,337	40,137
St Joe Co. (The)	2,902	146,522
Tejon Ranch Co.*	1,832	31,126
		1,345,751
Road & Rail - 0.7%
ArcBest Corp.	2,216	167,596
Avis Budget Group, Inc.*	3,629	690,526
Covenant Logistics Group, Inc.	1,058	23,985
Daseke, Inc.*	3,519	26,603
Heartland Express, Inc.	4,117	58,791
HyreCar, Inc.*	1,550	1,767
Marten Transport Ltd.	5,212	91,523
PAM Transportation Services, Inc.*	615	17,128
Saia, Inc.*	2,317	457,816
Universal Logistics Holdings, Inc.	680	18,965
US Xpress Enterprises, Inc., Class A*	2,357	6,977
Werner Enterprises, Inc.	5,320	215,832
Yellow Corp.*	4,408	16,662
		1,794,171
Semiconductors & Semiconductor Equipment - 2.7%
Alpha & Omega Semiconductor Ltd.*	1,897	83,335
Ambarella, Inc.*	3,084	262,819
Amkor Technology, Inc.	8,924	182,407
Atomera, Inc.*	1,774	21,554
Axcelis Technologies, Inc.*	2,886	179,105
AXT, Inc.*	3,533	20,668
CEVA, Inc.*	1,973	71,166
CMC Materials, Inc.	2,477	438,280
Cohu, Inc.*	4,191	127,532
Credo Technology Group Holding Ltd.*(b)	1,918	19,621
Diodes, Inc.*	3,807	293,177
FormFactor, Inc.*	6,803	279,331
Ichor Holdings Ltd.*	2,459	74,360
Impinj, Inc.*	1,644	76,956
Kopin Corp.*	6,789	7,536
Kulicke & Soffa Industries, Inc.(b)	5,351	289,864
Lattice Semiconductor Corp.*	11,861	617,009
MACOM Technology Solutions Holdings, Inc.*	4,324	235,701
MaxLinear, Inc.*	6,215	246,052
Meta Materials, Inc.*	17,715	34,013
NeoPhotonics Corp.*	4,566	70,362
NVE Corp.	407	20,130
Onto Innovation, Inc.*	4,254	341,937
PDF Solutions, Inc.*	2,635	62,977
Photronics, Inc.*	5,199	113,026
Power Integrations, Inc.	5,142	433,882
Rambus, Inc.*	9,483	238,023
Semtech Corp.*	5,664	363,006
Silicon Laboratories, Inc.*	3,312	494,018
SiTime Corp.*	1,409	300,117
SkyWater Technology, Inc.*	702	4,682
SMART Global Holdings, Inc.*	4,262	105,058
SunPower Corp.*(b)	7,003	123,743
Synaptics, Inc.*	3,465	513,236
Ultra Clean Holdings, Inc.*	3,893	130,649
Veeco Instruments, Inc.*	4,349	93,199
		6,968,531
Software - 3.9%
8x8, Inc.*	9,876	71,601
A10 Networks, Inc.	5,249	80,887
ACI Worldwide, Inc.*	10,329	275,165
Agilysys, Inc.*	1,855	75,814
Alarm.com Holdings, Inc.*	4,138	261,646
Alkami Technology, Inc.*	2,484	34,900
Altair Engineering, Inc., Class A*	4,048	222,478
American Software, Inc., Class A	2,746	46,957
Appfolio, Inc., Class A*	1,661	166,399
Appian Corp.*	3,451	164,854
Arteris, Inc.*(b)	462	4,287
Asana, Inc., Class A*(b)	6,385	138,810
Avaya Holdings Corp.*	7,302	26,944
AvidXchange Holdings, Inc.*	2,209	19,395
Benefitfocus, Inc.*	2,191	19,938
Blackbaud, Inc.*	4,184	266,312
Blackline, Inc.*	4,743	347,282
Box, Inc., Class A*	11,933	311,571
BTRS Holdings, Inc., Class A*	8,318	41,340
Cerence, Inc.*	3,448	109,508
ChannelAdvisor Corp.*	2,578	35,190
Cleanspark, Inc.*(b)	3,492	20,568
CommVault Systems, Inc.*	3,886	237,085
Consensus Cloud Solutions, Inc.*	1,398	67,146
CoreCard Corp.*(b)	638	14,967

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Couchbase, Inc.*(b)	2,055	29,140
CS Disco, Inc.*(b)	1,371	34,152
Digimarc Corp.*(b)	1,125	19,418
Digital Turbine, Inc.*	7,936	201,812
Domo, Inc., Class B*	2,490	79,381
E2open Parent Holdings, Inc.*(b)	17,401	140,600
Ebix, Inc.	2,317	67,541
eGain Corp.*	1,808	16,507
Enfusion, Inc., Class A*(b)	1,907	20,882
EngageSmart, Inc.*	1,396	29,316
Envestnet, Inc.*	4,755	316,778
EverCommerce, Inc.*	2,631	25,021
GTY Technology Holdings, Inc.*	2,822	16,706
Instructure Holdings, Inc.*	1,060	18,921
Intapp, Inc.*	1,199	23,836
InterDigital, Inc.(b)	2,713	177,132
JFrog Ltd.*	4,693	87,524
Kaltura, Inc.*	4,795	8,679
LivePerson, Inc.*	5,757	96,602
Marathon Digital Holdings, Inc.*(b)	8,356	85,482
MeridianLink, Inc.*(b)	1,984	35,375
MicroStrategy, Inc., Class A*(b)	826	218,634
Mitek Systems, Inc.*(b)	3,751	33,834
Model N, Inc.*	3,168	79,707
Momentive Global, Inc.*	11,582	141,069
ON24, Inc.*	2,422	29,403
OneSpan, Inc.*	3,093	40,920
PagerDuty, Inc.*	7,270	179,205
Ping Identity Holding Corp.*	5,330	100,737
Progress Software Corp.	3,842	185,607
PROS Holdings, Inc.*	3,495	95,379
Q2 Holdings, Inc.*	4,790	252,577
Qualys, Inc.*	2,989	390,603
Rapid7, Inc.*(b)	4,924	348,964
Rekor Systems, Inc.*	2,954	7,887
Rimini Street, Inc.*	3,903	24,121
Riot Blockchain, Inc.*(b)	9,405	67,622
Sailpoint Technologies Holdings, Inc.*	7,982	506,378
Sapiens International Corp. NV	2,712	68,695
SecureWorks Corp., Class A*	809	9,676
ShotSpotter, Inc.*	748	22,560
Smith Micro Software, Inc.*	4,109	10,807
Sprout Social, Inc., Class A*	3,955	201,428
SPS Commerce, Inc.*	3,160	338,246
Stronghold Digital Mining, Inc., Class A*	650	2,099
Sumo Logic, Inc.*	7,783	63,120
Telos Corp.*	3,491	33,618
Tenable Holdings, Inc.*	8,082	406,525
Upland Software, Inc.*	2,532	33,372
UserTesting, Inc.*	797	4,073
Varonis Systems, Inc.*	9,361	309,568
Verint Systems, Inc.*	5,637	287,712
Veritone, Inc.*(b)	2,476	19,263
Viant Technology, Inc., Class A*	1,019	6,114
VirnetX Holding Corp.*	5,549	6,714
Vonage Holdings Corp.*	22,197	429,956
Weave Communications, Inc.*	409	2,041
Workiva, Inc.*	3,743	273,276
Xperi Holding Corp.	9,170	150,938
Yext, Inc.*	9,985	50,724
Zuora, Inc., Class A*	9,909	100,477
		10,125,498
Specialty Retail - 1.8%
Aaron's Co., Inc. (The)	2,717	53,145
Abercrombie & Fitch Co., Class A*	4,888	99,911
Academy Sports & Outdoors, Inc.	6,867	230,113
American Eagle Outfitters, Inc.	13,310	161,184
America's Car-Mart, Inc.*	520	56,368
Arko Corp.	7,274	65,684
Asbury Automotive Group, Inc.*	2,016	365,198
Barnes & Noble Education, Inc.*(b)	3,952	9,920
Bed Bath & Beyond, Inc.*	8,470	73,265
Big 5 Sporting Goods Corp.(b)	1,823	23,243
Boot Barn Holdings, Inc.*	2,554	206,108
Buckle, Inc. (The)	2,601	85,469
Caleres, Inc.	3,220	91,641
Camping World Holdings, Inc., Class A(b)	3,653	99,106
CarLotz, Inc.*	6,259	3,493
Cato Corp. (The), Class A	1,677	21,885
Chico's FAS, Inc.*	10,512	52,034
Children's Place, Inc. (The)*	1,215	57,688
Citi Trends, Inc.*	701	20,946
Conn's, Inc.*	1,571	20,737
Container Store Group, Inc. (The)*	2,781	21,414
Designer Brands, Inc., Class A	5,313	82,511
Genesco, Inc.*	1,251	70,444
Group 1 Automotive, Inc.	1,459	262,022
GrowGeneration Corp.*(b)	4,849	24,972
Guess?, Inc.	3,532	73,678
Haverty Furniture Cos., Inc.	1,425	40,270
Hibbett, Inc.	1,213	61,560
JOANN, Inc.(b)	978	7,912
Kirkland's, Inc.*	1,113	6,444
Lazydays Holdings, Inc.*	681	10,576
LL Flooring Holdings, Inc.*	2,506	30,097
MarineMax, Inc.*	1,840	76,194
Monro, Inc.	2,913	138,134
Murphy USA, Inc.	2,043	508,952
National Vision Holdings, Inc.*	7,269	204,550
ODP Corp. (The)*	4,031	153,944
OneWater Marine, Inc., Class A	951	32,524
Party City Holdco, Inc.*	9,667	13,920
Rent-A-Center, Inc.	5,777	159,099
Sally Beauty Holdings, Inc.*	9,606	145,627
Shift Technologies, Inc.*	5,260	5,470
Shoe Carnival, Inc.	1,549	42,226
Signet Jewelers Ltd.	4,618	275,233
Sleep Number Corp.*	1,930	88,645
Sonic Automotive, Inc., Class A	1,898	86,568
Sportsman's Warehouse Holdings, Inc.*	3,797	35,920
Tilly's, Inc., Class A	1,982	16,411
Torrid Holdings, Inc.*(b)	1,616	9,421
TravelCenters of America, Inc.*	1,097	42,838
Urban Outfitters, Inc.*	6,007	126,447
Winmark Corp.	312	61,714
Zumiez, Inc.*	1,706	55,974
		4,768,849
Technology Hardware, Storage & Peripherals - 0.2%
3D Systems Corp.*	10,872	117,526
Avid Technology, Inc.*	3,168	92,791
Corsair Gaming, Inc.*	2,390	38,359
Diebold Nixdorf, Inc.*	6,306	19,612

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Eastman Kodak Co.*(b)	3,922	18,120
Quantum Corp.*	5,182	9,898
Super Micro Computer, Inc.*	3,891	194,783
Turtle Beach Corp.*(b)	1,328	23,213
		514,302
Textiles, Apparel & Luxury Goods - 0.5%
Crocs, Inc.*	5,099	284,320
Fossil Group, Inc.*	4,170	30,608
G-III Apparel Group Ltd.*	3,860	96,731
Kontoor Brands, Inc.	4,531	181,557
Movado Group, Inc.	1,371	46,518
Oxford Industries, Inc.	1,398	127,442
PLBY Group, Inc.*(b)	2,578	22,841
Rocky Brands, Inc.	591	22,133
Steven Madden Ltd.	7,065	262,677
Superior Group of Cos., Inc.	1,036	18,648
Unifi, Inc.*	1,213	19,177
Vera Bradley, Inc.*	2,284	15,554
Wolverine World Wide, Inc.	7,099	151,493
		1,279,699
Thrifts & Mortgage Finance - 1.2%
Axos Financial, Inc.*	4,985	192,670
Blue Foundry Bancorp*	2,458	29,422
Bridgewater Bancshares, Inc.*	1,831	29,717
Capitol Federal Financial, Inc.	11,371	115,416
Columbia Financial, Inc.*	3,450	71,725
Enact Holdings, Inc.	1,302	31,665
Essent Group Ltd.	9,480	405,649
Federal Agricultural Mortgage Corp., Class C	796	83,588
Finance of America Cos., Inc., Class A*(b)	1,587	3,841
Flagstar Bancorp, Inc.	4,557	175,581
FS Bancorp, Inc.	622	18,816
Hingham Institution For Savings (The)	138	44,546
Home Bancorp, Inc.	664	22,835
Home Point Capital, Inc.(b)	643	2,540
Kearny Financial Corp.	5,758	71,457
Luther Burbank Corp.	1,351	18,428
Merchants Bancorp	1,302	33,188
Mr Cooper Group, Inc.*	5,399	234,101
NMI Holdings, Inc., Class A*	7,350	136,783
Northfield Bancorp, Inc.	3,847	51,127
Ocwen Financial Corp.*	717	20,062
PCSB Financial Corp.	1,100	21,549
PennyMac Financial Services, Inc.	2,641	129,462
Pioneer Bancorp, Inc.*	1,025	10,342
Provident Bancorp, Inc.	1,319	19,811
Provident Financial Services, Inc.	6,571	151,067
Radian Group, Inc.	15,767	339,148
Security National Financial Corp., Class A*	1	9
Southern Missouri Bancorp, Inc.	676	31,556
TrustCo Bank Corp.	1,661	53,501
Velocity Financial, Inc.*	1,091	11,946
Walker & Dunlop, Inc.	2,552	271,303
Waterstone Financial, Inc.	1,867	32,280
WSFS Financial Corp.	5,678	242,905
		3,108,036
Tobacco - 0.1%
22nd Century Group, Inc.*(b)	14,088	25,640
Turning Point Brands, Inc.	1,283	37,515
Universal Corp.	2,108	134,237
Vector Group Ltd.	12,571	154,749
		352,141
Trading Companies & Distributors - 1.5%
Alta Equipment Group, Inc.*	1,661	17,889
Applied Industrial Technologies, Inc.	3,352	346,630
Beacon Roofing Supply, Inc.*	4,869	299,005
BlueLinx Holdings, Inc.*	804	66,459
Boise Cascade Co.	3,437	265,749
Custom Truck One Source, Inc.*(b)	5,132	30,587
Distribution Solutions Group, Inc.*	424	16,277
DXP Enterprises, Inc.*	1,513	46,419
EVI Industries, Inc.*	400	4,336
GATX Corp.	3,082	332,702
Global Industrial Co.	1,125	38,554
GMS, Inc.*	3,738	186,190
H&E Equipment Services, Inc.	2,823	100,640
Herc Holdings, Inc.	2,190	256,712
Karat Packaging, Inc.*	413	8,107
McGrath RentCorp	2,104	172,970
MRC Global, Inc.*	7,033	78,699
NOW, Inc.*	9,636	106,381
Rush Enterprises, Inc., Class A	3,703	188,779
Rush Enterprises, Inc., Class B	578	28,617
Textainer Group Holdings Ltd.	4,117	133,555
Titan Machinery, Inc.*	1,694	44,739
Transcat, Inc.*	622	39,429
Triton International Ltd.	5,847	372,863
Veritiv Corp.*	1,254	182,269
WESCO International, Inc.*	3,886	488,004
Willis Lease Finance Corp.*	249	9,342
		3,861,903
Water Utilities - 0.3%
American States Water Co.	3,225	255,581
Artesian Resources Corp., Class A	707	34,700
Cadiz, Inc.*	1,984	4,008
California Water Service Group	4,610	247,419
Global Water Resources, Inc.	1,114	15,975
Middlesex Water Co.	1,509	128,310
Pure Cycle Corp.*	1,679	18,973
SJW Group	2,423	149,862
York Water Co. (The)	1,134	46,471
		901,299
Wireless Telecommunication Services - 0.2%
Gogo, Inc.*	5,163	104,602
Shenandoah Telecommunications Co.	4,233	97,190
Telephone and Data Systems, Inc.	8,833	156,609
United States Cellular Corp.*	1,344	41,274
		399,675
TOTAL COMMON STOCKS (Cost $269,613,647)		213,057,889
Investments	Number of Rights	Value ($)
RIGHTS - 0.0%(d)

Biotechnology - 0.0%
Contra Aduro Biotech I, CVR*(e)(f)	899	—

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Investments	Number of Rights	Value ($)
Oncternal Therapeutics, Inc., CVR*(e)(f)	23	—
Tobira Therapeutics, Inc., CVR*(e)(f)	218	—
		—
Food Products - 0.0%(d)
Contraf-Nicotex-Tobacco GmbH*(e)(f)	1,074	537

Pharmaceuticals - 0.0%(d)
Zogenix, Inc., CVR*(e)(f)	6,278	4,269
TOTAL RIGHTS (Cost $2,659)		4,806
Investments	Shares	Value ($)
SECURITIES LENDING REINVESTMENTS(g) - 1.9%

INVESTMENT COMPANIES - 1.9%
BlackRock Liquidity FedFund, Institutional Class
0.72% (Cost $4,869,345)	4,869,345	4,869,345
Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 19.4%

REPURCHASE AGREEMENTS(h) - 19.4%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $50,205,251
(Cost $50,204,239)	50,204,239	50,204,239

Total Investments - 103.4% (Cost $324,689,890)		268,136,279
Liabilities in excess of other assets - (3.4%)		(8,697,036)
Net Assets - 100.0%		259,439,243
*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $68,015,286.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $7,750,898, collateralized in the form of cash with a value of $4,869,345 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $3,402,474 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.63%, and maturity dates ranging from June 15, 2022 – May 15, 2052. The total value of collateral is $8,271,819.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Represents less than 0.05% of net assets.
(e)	Security fair valued as of May 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2022 amounted to $4,806, which represents approximately 0.00% of net assets of the Fund.
(f)	Illiquid security.
(g)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $4,869,345.
(h)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
Abbreviations
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,080,030
Aggregate gross unrealized depreciation	(240,280,520)
Net unrealized depreciation	$(230,200,490)
Federal income tax cost	$347,738,138

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2022

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	266	6/17/2022	USD	$24,763,270	$808,915

Swap Agreementsa

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
110,356,760	5/8/2023	Bank of America NA	1.13%	Russell 2000® Index	(30,879,445)	14,214,477	16,664,968	—
6,466,355	11/6/2023	Barclays Capital	1.33%	Russell 2000® Index	(47,190)	—	—	(47,190)
30,998,985	5/8/2023	BNP Paribas SA	0.98%	Russell 2000® Index	(27,807,480)	—	27,807,480	—
109,916,847	4/10/2023	Citibank NA	1.12%	Russell 2000® Index	(47,210,497)	—	47,210,497	—
32,861,161	11/7/2022	Credit Suisse International	1.28%	Russell 2000® Index	(7,856,375)	1,233,792	6,622,583	—
83,678,620	4/10/2023	Goldman Sachs International	1.23%	Russell 2000® Index	4,258,976	(4,258,976)	—	—
58,830,967	11/6/2023	Morgan Stanley & Co. International plc	1.28%	Russell 2000® Index	(12,259,503)	—	12,259,503	—
38,882,010	3/7/2023	Societe Generale	1.18%	Russell 2000® Index	(18,409,551)	581,732	17,827,819	—
68,475,509	3/7/2023	UBS AG	0.83%	Russell 2000® Index	(11,196,481)	—	11,196,481	—

540,467,214					(151,407,546)
				Total Unrealized Appreciation	4,258,976
				Total Unrealized Depreciation	(155,666,522)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
Abbreviations
USD	U.S. Dollar

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
COMMON STOCKS(a) - 82.5%

Aerospace & Defense - 1.3%
Boeing Co. (The)*	33,277	4,372,598
General Dynamics Corp.	13,990	3,146,491
Howmet Aerospace, Inc.	23,049	824,463
Huntington Ingalls Industries, Inc.	2,434	512,259
L3Harris Technologies, Inc.	11,911	2,869,360
Lockheed Martin Corp.	14,717	6,477,099
Northrop Grumman Corp.	8,909	4,169,145
Raytheon Technologies Corp.	90,612	8,619,013
Textron, Inc.	13,390	874,233
TransDigm Group, Inc.*	3,200	1,937,184
		33,801,845
Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	7,895	856,686
Expeditors International of Washington, Inc.	10,282	1,119,093
FedEx Corp.	14,800	3,323,784
United Parcel Service, Inc., Class B	44,276	8,069,301
		13,368,864
Airlines - 0.2%
Alaska Air Group, Inc.*	7,649	369,141
American Airlines Group, Inc.*(b)	39,341	703,024
Delta Air Lines, Inc.*	38,865	1,620,282
Southwest Airlines Co.*	35,975	1,649,813
United Airlines Holdings, Inc.*	19,668	936,787
		5,279,047
Auto Components - 0.1%
Aptiv plc*	16,427	1,745,205
BorgWarner, Inc.	14,566	587,301
		2,332,506
Automobiles - 1.8%
Ford Motor Co.	238,842	3,267,358
General Motors Co.*	88,240	3,413,123
Tesla, Inc.*	50,833	38,544,631
		45,225,112
Banks - 3.3%
Bank of America Corp.	431,639	16,056,971
Citigroup, Inc.	120,493	6,435,531
Citizens Financial Group, Inc.	30,051	1,243,510
Comerica, Inc.	7,937	660,438
Fifth Third Bancorp	41,523	1,637,252
First Republic Bank	10,883	1,687,191
Huntington Bancshares, Inc.	87,315	1,211,932
JPMorgan Chase & Co.	179,446	23,728,145
KeyCorp	56,404	1,125,824
M&T Bank Corp.	10,879	1,957,894
PNC Financial Services Group, Inc. (The)	25,502	4,473,306
Regions Financial Corp.	57,203	1,263,614
Signature Bank	3,808	823,556
SVB Financial Group*	3,572	1,745,172
Truist Financial Corp.	81,061	4,031,974
US Bancorp	82,003	4,351,899
Wells Fargo & Co.	235,950	10,799,432
Zions Bancorp NA	9,207	525,167
		83,758,808
Beverages - 1.4%
Brown-Forman Corp., Class B	11,094	733,535
Coca-Cola Co. (The)	236,055	14,961,166
Constellation Brands, Inc., Class A	9,977	2,449,054
Molson Coors Beverage Co., Class B	11,447	639,201
Monster Beverage Corp.*	22,810	2,032,827
PepsiCo, Inc.	84,005	14,091,839
		34,907,622
Biotechnology - 1.7%
AbbVie, Inc.	107,351	15,820,317
Amgen, Inc.	34,207	8,782,305
Biogen, Inc.*	8,920	1,784,000
Gilead Sciences, Inc.	76,166	4,939,365
Incyte Corp.*	11,429	867,347
Moderna, Inc.*	21,423	3,113,405
Regeneron Pharmaceuticals, Inc.*	6,484	4,310,174
Vertex Pharmaceuticals, Inc.*	15,459	4,153,060
		43,769,973
Building Products - 0.3%
A O Smith Corp.	7,981	479,818
Allegion plc	5,452	608,716
Carrier Global Corp.	51,957	2,042,430
Fortune Brands Home & Security, Inc.	8,242	571,583
Johnson Controls International plc	42,662	2,325,505
Masco Corp.	14,573	826,143
Trane Technologies plc	14,180	1,957,691
		8,811,886
Capital Markets - 2.4%
Ameriprise Financial, Inc.	6,729	1,859,021
Bank of New York Mellon Corp. (The)	44,932	2,094,281
BlackRock, Inc.	8,660	5,794,233
Cboe Global Markets, Inc.	6,480	727,769
Charles Schwab Corp. (The)	91,294	6,399,709
CME Group, Inc.	21,823	4,339,067
FactSet Research Systems, Inc.	2,298	877,330
Franklin Resources, Inc.	17,079	462,499
Goldman Sachs Group, Inc. (The)	20,615	6,738,013
Intercontinental Exchange, Inc.	34,122	3,493,752
Invesco Ltd.	20,730	400,918
MarketAxess Holdings, Inc.	2,310	650,681
Moody's Corp.	9,820	2,961,417
Morgan Stanley	86,076	7,414,587
MSCI, Inc.	4,930	2,180,786
Nasdaq, Inc.	7,108	1,103,588
Northern Trust Corp.	12,620	1,410,285
Raymond James Financial, Inc.	11,351	1,117,960
S&P Global, Inc.	21,509	7,516,965
State Street Corp.	22,227	1,611,235
T. Rowe Price Group, Inc.	13,913	1,768,203
		60,922,299
Chemicals - 1.6%
Air Products and Chemicals, Inc.	13,469	3,315,529
Albemarle Corp.	7,104	1,850,024
Celanese Corp.	6,564	1,027,397
CF Industries Holdings, Inc.	13,019	1,285,887
Corteva, Inc.	44,148	2,764,548
Dow, Inc.	44,672	3,036,802
DuPont de Nemours, Inc.	31,146	2,113,256
Eastman Chemical Co.	7,833	862,883
Ecolab, Inc.	15,137	2,481,106
FMC Corp.	7,697	943,498
International Flavors & Fragrances, Inc.	15,457	2,042,952
Linde plc	31,125	10,105,665

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	15,962	1,823,658
Mosaic Co. (The)	22,495	1,409,312
PPG Industries, Inc.	14,419	1,823,859
Sherwin-Williams Co. (The)	14,647	3,925,982
		40,812,358
Commercial Services & Supplies - 0.4%
Cintas Corp.	5,352	2,131,862
Copart, Inc.*	12,957	1,483,965
Republic Services, Inc.	12,683	1,697,493
Rollins, Inc.	13,748	487,504
Waste Management, Inc.	23,370	3,704,379
		9,505,203
Communications Equipment - 0.6%
Arista Networks, Inc.*	13,623	1,393,360
Cisco Systems, Inc.	256,103	11,537,440
F5, Inc.*	3,688	601,292
Juniper Networks, Inc.	19,751	605,961
Motorola Solutions, Inc.	10,250	2,252,335
		16,390,388
Construction & Engineering - 0.0%(c)
Quanta Services, Inc.	8,656	1,030,064

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	3,787	1,285,232
Vulcan Materials Co.	8,058	1,328,523
		2,613,755
Consumer Finance - 0.5%
American Express Co.	37,343	6,304,245
Capital One Financial Corp.	25,134	3,213,633
Discover Financial Services	17,487	1,984,600
Synchrony Financial	31,657	1,172,575
		12,675,053
Containers & Packaging - 0.3%
Amcor plc	91,923	1,204,191
Avery Dennison Corp.	5,030	867,977
Ball Corp.	19,672	1,394,548
International Paper Co.	23,520	1,139,544
Packaging Corp. of America	5,765	906,719
Sealed Air Corp.	8,997	559,433
WestRock Co.	15,983	775,016
		6,847,428
Distributors - 0.1%
Genuine Parts Co.	8,651	1,182,851
LKQ Corp.	16,290	837,143
Pool Corp.	2,435	970,640
		2,990,634
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc., Class B*	111,203	35,137,924

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	433,620	9,231,770
Lumen Technologies, Inc.(b)	55,962	684,975
Verizon Communications, Inc.	254,909	13,074,282
		22,991,027
Electric Utilities - 1.6%
Alliant Energy Corp.	15,202	970,192
American Electric Power Co., Inc.	30,584	3,120,485
Constellation Energy Corp.	19,826	1,230,798
Duke Energy Corp.	46,706	5,255,359
Edison International	23,068	1,612,684
Entergy Corp.	12,205	1,468,506
Evergy, Inc.	13,920	973,565
Eversource Energy	20,876	1,927,272
Exelon Corp.	59,477	2,923,295
FirstEnergy Corp.	34,623	1,487,404
NextEra Energy, Inc.	119,141	9,017,782
NRG Energy, Inc.	14,865	684,385
Pinnacle West Capital Corp.	6,851	531,980
PPL Corp.	45,585	1,375,755
Southern Co. (The)	64,350	4,868,721
Xcel Energy, Inc.	32,709	2,464,296
		39,912,479
Electrical Equipment - 0.4%
AMETEK, Inc.	14,047	1,706,289
Eaton Corp. plc	24,207	3,355,090
Emerson Electric Co.	36,071	3,198,055
Generac Holdings, Inc.*	3,829	946,069
Rockwell Automation, Inc.	7,054	1,503,913
		10,709,416
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	36,370	2,577,178
CDW Corp.	8,238	1,399,307
Corning, Inc.	45,365	1,624,974
IPG Photonics Corp.*	2,165	228,386
Keysight Technologies, Inc.*	11,111	1,617,761
TE Connectivity Ltd.	19,769	2,557,911
Teledyne Technologies, Inc.*	2,834	1,148,195
Trimble, Inc.*	15,239	1,037,014
Zebra Technologies Corp., Class A*	3,225	1,090,663
		13,281,389
Energy Equipment & Services - 0.3%
Baker Hughes Co.	55,001	1,978,936
Halliburton Co.	54,565	2,209,883
Schlumberger NV	85,216	3,916,527
		8,105,346
Entertainment - 1.1%
Activision Blizzard, Inc.	47,303	3,683,958
Electronic Arts, Inc.	17,074	2,367,310
Live Nation Entertainment, Inc.*(b)	8,200	779,410
Netflix, Inc.*	26,958	5,322,588
Take-Two Interactive Software, Inc.*	9,602	1,195,737
Walt Disney Co. (The)*	110,550	12,209,142
Warner Bros Discovery, Inc.*	134,285	2,477,558
		28,035,703
Equity Real Estate Investment Trusts (REITs) - 2.2%
Alexandria Real Estate Equities, Inc.	8,838	1,466,666
American Tower Corp.	27,655	7,083,275
AvalonBay Communities, Inc.	8,488	1,765,164
Boston Properties, Inc.	8,634	959,928
Camden Property Trust	6,203	890,068
Crown Castle International Corp.	26,245	4,977,364
Digital Realty Trust, Inc.	17,228	2,404,857
Duke Realty Corp.	23,126	1,221,747
Equinix, Inc.	5,470	3,758,382
Equity Residential	20,750	1,594,223
Essex Property Trust, Inc.	3,958	1,123,478
Extra Space Storage, Inc.	8,126	1,448,053
Federal Realty Investment Trust	4,295	493,796
Healthpeak Properties, Inc.	32,753	972,437
Host Hotels & Resorts, Inc.	43,364	866,846
Iron Mountain, Inc.	17,584	947,778
Kimco Realty Corp.	37,447	885,622

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Mid-America Apartment Communities, Inc.	7,003	1,267,543
Prologis, Inc.	44,937	5,728,569
Public Storage	9,261	3,062,057
Realty Income Corp.	34,353	2,343,562
Regency Centers Corp.	9,355	638,105
SBA Communications Corp.	6,605	2,223,309
Simon Property Group, Inc.	19,951	2,287,382
UDR, Inc.	18,159	868,000
Ventas, Inc.	24,242	1,375,491
Vornado Realty Trust	9,663	337,818
Welltower, Inc.	26,430	2,354,649
Weyerhaeuser Co.	45,383	1,793,536
		57,139,705
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	26,924	12,552,507
Kroger Co. (The)	40,628	2,152,065
Sysco Corp.	30,811	2,593,670
Walgreens Boots Alliance, Inc.	43,509	1,907,000
Walmart, Inc.	85,901	11,049,446
		30,254,688
Food Products - 0.9%
Archer-Daniels-Midland Co.	33,976	3,085,700
Campbell Soup Co.	12,278	588,239
Conagra Brands, Inc.	29,132	958,151
General Mills, Inc.	36,629	2,558,536
Hershey Co. (The)	8,829	1,869,188
Hormel Foods Corp.	17,131	833,766
J M Smucker Co. (The)	6,581	825,060
Kellogg Co.	15,536	1,083,481
Kraft Heinz Co. (The)	43,116	1,631,078
Lamb Weston Holdings, Inc.	8,819	595,988
McCormick & Co., Inc. (Non-Voting)	15,165	1,406,099
Mondelez International, Inc., Class A	84,301	5,358,171
Tyson Foods, Inc., Class A	17,761	1,591,563
		22,385,020
Gas Utilities - 0.0%(c)
Atmos Energy Corp.	8,221	956,185

Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	107,375	12,612,268
ABIOMED, Inc.*	2,761	728,076
Align Technology, Inc.*	4,460	1,238,274
Baxter International, Inc.	30,405	2,312,300
Becton Dickinson and Co.	17,294	4,423,805
Boston Scientific Corp.*	86,531	3,548,636
Cooper Cos., Inc. (The)	2,992	1,049,414
DENTSPLY SIRONA, Inc.	13,277	525,238
Dexcom, Inc.*	5,887	1,753,973
Edwards Lifesciences Corp.*	37,908	3,823,022
Hologic, Inc.*	15,178	1,142,448
IDEXX Laboratories, Inc.*	5,150	2,016,843
Intuitive Surgical, Inc.*	21,722	4,944,796
Medtronic plc	81,642	8,176,446
ResMed, Inc.	8,877	1,806,114
STERIS plc	6,078	1,387,000
Stryker Corp.	20,391	4,781,690
Teleflex, Inc.	2,843	818,045
Zimmer Biomet Holdings, Inc.	12,687	1,525,104
		58,613,492
Health Care Providers & Services - 2.7%
AmerisourceBergen Corp.	9,142	1,415,090
Anthem, Inc.	14,740	7,511,651
Cardinal Health, Inc.	16,828	947,753
Centene Corp.*	35,429	2,885,338
Cigna Corp.	19,613	5,261,972
CVS Health Corp.	79,698	7,710,782
DaVita, Inc.*	3,741	364,710
HCA Healthcare, Inc.	14,544	3,060,058
Henry Schein, Inc.*	8,424	721,431
Humana, Inc.	7,803	3,544,357
Laboratory Corp. of America Holdings	5,650	1,393,968
McKesson Corp.	9,093	2,988,778
Molina Healthcare, Inc.*	3,548	1,029,701
Quest Diagnostics, Inc.	7,225	1,018,869
UnitedHealth Group, Inc.	57,188	28,409,855
Universal Health Services, Inc., Class B	4,445	553,891
		68,818,204
Health Care Technology - 0.1%
Cerner Corp.	17,867	1,694,685

Hotels, Restaurants & Leisure - 1.6%
Booking Holdings, Inc.*	2,497	5,602,169
Caesars Entertainment, Inc.*	12,979	651,157
Carnival Corp.*	49,116	681,730
Chipotle Mexican Grill, Inc.*	1,708	2,395,555
Darden Restaurants, Inc.	7,757	969,625
Domino's Pizza, Inc.	2,207	801,516
Expedia Group, Inc.*	9,121	1,179,619
Hilton Worldwide Holdings, Inc.	16,923	2,383,774
Las Vegas Sands Corp.*	20,880	740,405
Marriott International, Inc., Class A	16,613	2,850,459
McDonald's Corp.	45,374	11,443,777
MGM Resorts International	22,873	799,869
Norwegian Cruise Line Holdings Ltd.*(b)	25,323	405,421
Penn National Gaming, Inc.*	10,090	322,476
Royal Caribbean Cruises Ltd.*	13,620	790,913
Starbucks Corp.	69,850	5,483,225
Wynn Resorts Ltd.*	6,389	422,313
Yum! Brands, Inc.	17,549	2,131,677
		40,055,680
Household Durables - 0.3%
DR Horton, Inc.	19,586	1,471,888
Garmin Ltd.	9,226	974,450
Lennar Corp., Class A	15,870	1,273,568
Mohawk Industries, Inc.*	3,331	471,203
Newell Brands, Inc.	22,989	492,884
NVR, Inc.*	197	876,772
PulteGroup, Inc.	15,100	683,426
Whirlpool Corp.	3,582	659,948
		6,904,139
Household Products - 1.2%
Church & Dwight Co., Inc.	14,695	1,323,432
Clorox Co. (The)	7,475	1,086,566
Colgate-Palmolive Co.	51,181	4,033,575
Kimberly-Clark Corp.	20,453	2,720,658
Procter & Gamble Co. (The)	145,555	21,524,673
		30,688,904

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Independent Power and Renewable Electricity Producers - 0.0%(c)
AES Corp. (The)	40,490	892,400

Industrial Conglomerates - 0.7%
3M Co.	34,674	5,176,481
General Electric Co.	66,756	5,226,327
Honeywell International, Inc.	41,640	8,062,337
		18,465,145
Insurance - 1.8%
Aflac, Inc.	36,429	2,206,505
Allstate Corp. (The)	17,038	2,328,924
American International Group, Inc.	50,418	2,958,528
Aon plc, Class A	13,038	3,594,186
Arthur J Gallagher & Co.	12,660	2,050,160
Assurant, Inc.	3,466	612,408
Brown & Brown, Inc.	14,240	845,429
Chubb Ltd.	26,156	5,526,501
Cincinnati Financial Corp.	9,099	1,163,398
Everest Re Group Ltd.	2,390	675,175
Globe Life, Inc.	5,640	550,295
Hartford Financial Services Group, Inc. (The)	20,340	1,474,853
Lincoln National Corp.	10,113	585,846
Loews Corp.	11,905	779,659
Marsh & McLennan Cos., Inc.	30,658	4,903,747
MetLife, Inc.	42,606	2,871,218
Principal Financial Group, Inc.	14,751	1,075,790
Progressive Corp. (The)	35,485	4,236,199
Prudential Financial, Inc.	22,949	2,438,331
Travelers Cos., Inc. (The)	14,646	2,622,220
W R Berkley Corp.	12,722	904,916
Willis Towers Watson plc	7,414	1,564,873
		45,969,161
Interactive Media & Services - 4.3%
Alphabet, Inc., Class A*	18,265	41,557,259
Alphabet, Inc., Class C*	16,864	38,463,074
Match Group, Inc.*	17,188	1,354,071
Meta Platforms, Inc., Class A*	140,207	27,149,683
Twitter, Inc.*	48,554	1,922,738
		110,446,825
Internet & Direct Marketing Retail - 2.6%
Amazon.com, Inc.*	26,570	63,879,328
eBay, Inc.	38,018	1,850,336
Etsy, Inc.*	7,701	624,705
		66,354,369
IT Services - 3.6%
Accenture plc, Class A	38,371	11,452,209
Akamai Technologies, Inc.*(b)	9,864	996,659
Automatic Data Processing, Inc.	25,504	5,685,862
Broadridge Financial Solutions, Inc.	7,091	1,036,846
Cognizant Technology Solutions Corp., Class A	31,892	2,382,332
DXC Technology Co.*	14,845	522,841
EPAM Systems, Inc.*	3,443	1,165,524
Fidelity National Information Services, Inc.	36,978	3,864,201
Fiserv, Inc.*	36,084	3,614,895
FleetCor Technologies, Inc.*	4,925	1,225,389
Gartner, Inc.*	4,995	1,310,688
Global Payments, Inc.	17,293	2,266,075
International Business Machines Corp.	54,454	7,560,393
Jack Henry & Associates, Inc.	4,423	832,055
Mastercard, Inc., Class A	52,407	18,754,893
Paychex, Inc.	19,500	2,414,685
PayPal Holdings, Inc.*	70,741	6,027,841
VeriSign, Inc.*	5,864	1,023,561
Visa, Inc., Class A	100,696	21,364,670
		93,501,619
Leisure Products - 0.0%(c)
Hasbro, Inc.	7,874	706,691

Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	18,238	2,326,439
Bio-Rad Laboratories, Inc., Class A*	1,309	703,967
Bio-Techne Corp.	2,385	881,806
Charles River Laboratories International, Inc.*	3,061	716,519
Danaher Corp.	38,639	10,193,741
Illumina, Inc.*	9,496	2,274,102
IQVIA Holdings, Inc.*	11,605	2,497,976
Mettler-Toledo International, Inc.*	1,397	1,796,710
PerkinElmer, Inc.	7,658	1,146,173
Thermo Fisher Scientific, Inc.	23,925	13,579,112
Waters Corp.*	3,704	1,214,727
West Pharmaceutical Services, Inc.	4,502	1,397,331
		38,728,603
Machinery - 1.3%
Caterpillar, Inc.	32,842	7,088,946
Cummins, Inc.	8,651	1,809,097
Deere & Co.	17,026	6,091,562
Dover Corp.	8,744	1,170,909
Fortive Corp.	21,774	1,344,980
IDEX Corp.	4,616	884,195
Illinois Tool Works, Inc.	17,346	3,609,182
Ingersoll Rand, Inc.	24,749	1,166,915
Nordson Corp.	3,287	716,172
Otis Worldwide Corp.	25,808	1,920,115
PACCAR, Inc.	21,085	1,831,022
Parker-Hannifin Corp.	7,800	2,122,926
Pentair plc	10,046	504,008
Snap-on, Inc.	3,249	720,888
Stanley Black & Decker, Inc.	9,897	1,174,675
Westinghouse Air Brake Technologies Corp.	11,350	1,072,121
Xylem, Inc.	10,948	922,369
		34,150,082
Media - 0.8%
Charter Communications, Inc., Class A*	7,236	3,668,146
Comcast Corp., Class A	274,692	12,163,362
DISH Network Corp., Class A*(b)	15,168	346,285
Fox Corp., Class A	19,176	680,940
Fox Corp., Class B	8,857	289,712
Interpublic Group of Cos., Inc. (The)	23,904	770,426
News Corp., Class A	23,739	413,059
News Corp., Class B	7,357	129,336
Omnicom Group, Inc.	12,692	946,950
Paramount Global, Class B	36,846	1,264,923
		20,673,139
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	89,147	3,483,865
Newmont Corp.	48,424	3,285,568

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Nucor Corp.	16,518	2,187,974
		8,957,407
Multiline Retail - 0.4%
Dollar General Corp.	14,070	3,100,184
Dollar Tree, Inc.*	13,659	2,189,948
Target Corp.	29,097	4,710,222
		10,000,354
Multi-Utilities - 0.8%
Ameren Corp.	15,643	1,489,057
CenterPoint Energy, Inc.	38,191	1,224,022
CMS Energy Corp.	17,594	1,249,878
Consolidated Edison, Inc.	21,483	2,132,403
Dominion Energy, Inc.	49,183	4,142,192
DTE Energy Co.	11,763	1,561,068
NiSource, Inc.	23,848	750,020
Public Service Enterprise Group, Inc.	30,706	2,104,589
Sempra Energy	19,390	3,177,245
WEC Energy Group, Inc.	19,148	2,011,880
		19,842,354
Oil, Gas & Consumable Fuels - 3.6%
APA Corp.	22,055	1,036,805
Chevron Corp.	117,052	20,444,302
ConocoPhillips	79,078	8,885,204
Coterra Energy, Inc.	49,409	1,696,211
Devon Energy Corp.	38,233	2,863,652
Diamondback Energy, Inc.	10,336	1,571,279
EOG Resources, Inc.	35,525	4,865,504
Exxon Mobil Corp.	257,069	24,678,624
Hess Corp.	16,740	2,060,192
Kinder Morgan, Inc.	118,413	2,331,552
Marathon Oil Corp.	47,277	1,485,916
Marathon Petroleum Corp.	35,163	3,579,242
Occidental Petroleum Corp.	53,881	3,734,492
ONEOK, Inc.	27,073	1,782,757
Phillips 66	28,407	2,863,710
Pioneer Natural Resources Co.	13,786	3,831,681
Valero Energy Corp.	24,820	3,216,672
Williams Cos., Inc. (The)	73,787	2,734,546
		93,662,341
Personal Products - 0.1%
Estee Lauder Cos., Inc. (The), Class A	14,112	3,593,621

Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	132,356	9,986,260
Catalent, Inc.*	10,874	1,120,674
Eli Lilly & Co.	48,208	15,110,316
Johnson & Johnson	159,856	28,698,948
Merck & Co., Inc.	153,383	14,115,837
Organon & Co.	15,404	584,736
Pfizer, Inc.	340,820	18,077,093
Viatris, Inc.	73,443	901,146
Zoetis, Inc.	28,729	4,910,648
		93,505,658
Professional Services - 0.2%
Equifax, Inc.	7,411	1,501,320
Jacobs Engineering Group, Inc.	7,845	1,099,006
Leidos Holdings, Inc.	8,522	890,549
Nielsen Holdings plc	21,791	556,978
Robert Half International, Inc.	6,645	599,047
Verisk Analytics, Inc.	9,786	1,711,767
		6,358,667
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	20,321	1,683,392

Road & Rail - 0.7%
CSX Corp.	134,687	4,281,700
JB Hunt Transport Services, Inc.	5,100	880,158
Norfolk Southern Corp.	14,563	3,490,168
Old Dominion Freight Line, Inc.	5,653	1,459,831
Union Pacific Corp.	38,676	8,500,211
		18,612,068
Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices, Inc.*	99,272	10,111,896
Analog Devices, Inc.	31,895	5,371,118
Applied Materials, Inc.	53,923	6,324,629
Broadcom, Inc.	25,067	14,542,119
Enphase Energy, Inc.*	8,130	1,513,725
Intel Corp.	247,262	10,983,378
KLA Corp.	9,150	3,338,377
Lam Research Corp.	8,474	4,406,734
Microchip Technology, Inc.	33,759	2,452,591
Micron Technology, Inc.	67,992	5,020,529
Monolithic Power Systems, Inc.	2,631	1,184,976
NVIDIA Corp.	151,801	28,344,283
NXP Semiconductors NV	16,146	3,063,865
Qorvo, Inc.*	6,585	735,874
QUALCOMM, Inc.	68,432	9,800,831
Skyworks Solutions, Inc.	9,958	1,084,127
SolarEdge Technologies, Inc.*	3,191	870,473
Teradyne, Inc.	9,895	1,081,128
Texas Instruments, Inc.	56,077	9,912,171
		120,142,824
Software - 7.2%
Adobe, Inc.*	28,644	11,929,653
ANSYS, Inc.*	5,299	1,379,648
Autodesk, Inc.*	13,363	2,776,163
Cadence Design Systems, Inc.*	16,830	2,587,276
Ceridian HCM Holding, Inc.*	8,306	467,628
Citrix Systems, Inc.	7,572	762,425
Fortinet, Inc.*	8,236	2,422,537
Intuit, Inc.	17,193	7,125,811
Microsoft Corp.	455,218	123,760,118
NortonLifeLock, Inc.	35,337	860,102
Oracle Corp.	95,669	6,880,514
Paycom Software, Inc.*	2,919	829,988
PTC, Inc.*	6,390	744,627
Roper Technologies, Inc.	6,409	2,835,598
Salesforce, Inc.*	59,809	9,583,794
ServiceNow, Inc.*	12,140	5,675,086
Synopsys, Inc.*	9,315	2,973,348
Tyler Technologies, Inc.*	2,493	887,059
		184,481,375
Specialty Retail - 1.7%
Advance Auto Parts, Inc.	3,785	718,620
AutoZone, Inc.*	1,251	2,576,623
Bath & Body Works, Inc.	15,653	642,086
Best Buy Co., Inc.	13,147	1,078,843
CarMax, Inc.*	9,817	974,534
Home Depot, Inc. (The)	63,402	19,194,955
Lowe's Cos., Inc.	40,912	7,990,114
O'Reilly Automotive, Inc.*	4,092	2,607,300
Ross Stores, Inc.	21,460	1,824,529
TJX Cos., Inc. (The)	72,436	4,604,756
Tractor Supply Co.	6,913	1,295,220

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2022

Investments	Shares	Value ($)
Ulta Beauty, Inc.*	3,287	1,390,730
		44,898,310
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	941,389	140,116,339
Hewlett Packard Enterprise Co.	78,544	1,225,286
HP, Inc.	65,753	2,553,847
NetApp, Inc.	13,501	971,397
Seagate Technology Holdings plc	12,231	1,035,599
Western Digital Corp.*	18,999	1,153,049
		147,055,517
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc., Class B	77,498	9,210,637
PVH Corp.	4,250	301,197
Ralph Lauren Corp.	2,810	284,063
Tapestry, Inc.	16,034	553,173
Under Armour, Inc., Class A*	11,465	121,300
Under Armour, Inc., Class C*	13,065	126,731
VF Corp.	19,605	989,268
		11,586,369
Tobacco - 0.6%
Altria Group, Inc.	110,709	5,988,250
Philip Morris International, Inc.	94,110	9,999,187
		15,987,437
Trading Companies & Distributors - 0.2%
Fastenal Co.	34,950	1,871,922
United Rentals, Inc.*(b)	4,396	1,310,799
WW Grainger, Inc.	2,628	1,280,020
		4,462,741
Water Utilities - 0.1%
American Water Works Co., Inc.	11,022	1,667,077

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.*	35,650	4,751,788

TOTAL COMMON STOCKS (Cost $2,389,695,638)		2,121,864,165

SECURITIES LENDING REINVESTMENTS(d) - 0.0%(c)

INVESTMENT COMPANIES - 0.0%(c)
BlackRock Liquidity FedFund, Institutional Class 0.72% (Cost $278,159)	278,159	278,159

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 31.6%

REPURCHASE AGREEMENTS(e) - 3.1%
Repurchase Agreements with various counterparties, rates 0.50% - 0.77%, dated 5/31/2022, due 6/1/2022, total to be received $80,241,101 (Cost $80,239,486)	80,239,486	80,239,486

U.S. TREASURY OBLIGATIONS - 28.5%
U.S. Treasury Bills
0.33%, 6/2/2022(f)	40,000,000	39,999,428
0.37%, 6/7/2022(f)	45,000,000	44,996,325
0.51%, 6/21/2022(f)	50,000,000	49,983,611
0.71%, 7/5/2022(f)	250,000,000	249,840,625
0.07%, 7/14/2022(f)	300,000,000	299,703,420
1.00%, 8/18/2022(f)	50,000,000	49,886,927
TOTAL U.S. TREASURY OBLIGATIONS (Cost $734,683,029)		734,410,336

TOTAL SHORT-TERM INVESTMENTS (Cost $814,922,515)		814,649,822
Total Investments - 114.1% (Cost $3,204,896,312)		2,936,792,146
Liabilities in excess of other assets - (14.1%)		(363,719,012)
Net Assets - 100.0%		2,573,073,134

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2022

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,453,695,930.
(b)	The security or a portion of this security is on loan at May 31, 2022. The total value of securities on loan at May 31, 2022 was $449,507, collateralized in the form of cash with a value of $278,159 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Portfolio Investments and $187,005 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 4.63%, and maturity dates ranging from June 15, 2022 – February 15, 2051. The total value of collateral is $465,164.
(c)	Represents less than 0.05% of net assets.
(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2022. The total value of securities purchased was $278,159.
(e)	The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(f)	The rate shown was the current yield as of May 31, 2022.

As of May 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$72,249,715
Aggregate gross unrealized depreciation	(1,226,399,995)
Net unrealized depreciation	$(1,154,150,280)
Federal income tax cost	$3,321,783,328

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2022

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2022:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	879	6/17/2022	USD	$181,568,438	$75,471

Swap Agreementsa

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2022:

Notional Amount ($)	Termination Date[b]	Counterparty	Rate Paid (Received)[c]	Reference Instrument	Value and Unrealized Appreciation/ (Depreciation)[d] ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[e] ($)
520,721,147	5/8/2023	Bank of America NA	1.38%	S&P 500®	(132,057,460)	100,862,429	31,195,031	—
537,125,782	5/8/2023	BNP Paribas SA	1.43%	S&P 500®	(113,937,121)	83,369,344	30,567,777	—
240,726,662	4/10/2023	Citibank NA	1.49%	S&P 500®	(57,664,886)	27,381,209	30,283,677	—
531,270,525	11/6/2023	Credit Suisse International	1.43%	S&P 500®	(13,081,617)	—	13,081,617	—
884,048,700	4/8/2024	Goldman Sachs International	1.43%	S&P 500®	16,062,194	(16,062,194)	—	—
740,192,029	5/8/2023	J.P. Morgan Securities	1.23%	S&P 500®	(141,894,819)	89,797,787	52,097,032	—
585,934,738	4/10/2023	Morgan Stanley & Co. International plc	1.38%	S&P 500®	(78,836,056)	47,917,910	30,918,146	—
689,569,060	3/7/2023	Societe Generale	1.33%	S&P 500®	(153,079,760)	67,867,254	85,212,506	—
686,432,758	3/7/2023	UBS AG	1.33%	S&P 500®	(94,745,044)	34,901,931	59,843,113	—
5,416,021,401					(769,234,569)
				Total Unrealized Appreciation	16,062,194
				Total Unrealized Depreciation	(785,296,763)
a	The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.
b	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
c	Reflects the floating financing rate, as of May 31, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).
d	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statement of Assets and Liabilities.
e	Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD    U.S Dollar

See accompanying notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the one hundred nineteen funds listed below

Opinions on the Financial Statements

With respect to each of the funds designated with a number “(1)”, we have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio investments, as of May 31, 2022, the related statements of operations and of changes in net assets for each of the periods listed below, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of portfolio investments (included in Item 6 of this Form N-CSR) as of May 31, 2022 (collectively referred to as the “financial statements”), and with respect to each of the funds designated with a number “(2)”, we have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, as of May 31, 2022, the related statements of operations, of changes in net assets and, for Bitcoin Strategy ETF, of cash flows for each of the periods listed below, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the funds listed below (constituting ProShares Trust, hereafter collectively referred to as the “Funds”) as of May 31, 2022, the results of each of their operations, the changes in each of their net assets, for Bitcoin Strategy ETF, its cash flows for each of the periods listed below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Big Data Refiners ETF	(2)(B)	Short Dow30SM	(2)(A)	Ultra Telecommunications	(2)(A)
Bitcoin Strategy ETF	(2)(C)	Short Financials	(2)(A)	Ultra Utilities	(2)(A)
Decline of the Retail Store ETF	(2)(A)	Short FTSE China 50	(2)(A)	UltraPro Dow30SM	(2)(A)
DJ Brookfield Global Infrastructure ETF	(2)(A)	Short High Yield	(2)(A)	UltraPro MidCap400	(1)(A)
Equities for Rising Rates ETF	(2)(A)	Short MidCap400	(2)(A)	UltraPro QQQ	(2)(A)
Global Listed Private Equity ETF	(2)(A)	Short MSCI EAFE	(2)(A)	UltraPro Russell2000	(1)(A)
Hedge Replication ETF	(1)(A)	Short MSCI Emerging Markets	(2)(A)	UltraPro S&P500®	(1)(A)
High Yield-Interest Rate Hedged	(2)(A)	Short QQQ	(2)(A)	UltraPro Short 20+ Year Treasury	(2)(A)
Inflation Expectations ETF	(2)(A)	Short Real Estate	(2)(A)	UltraPro Short Dow30SM	(2)(A)
Investment Grade-Interest Rate Hedged	(2)(A)	Short Russell2000	(2)(A)	UltraPro Short MidCap400	(2)(A)
K-1 Free Crude Oil Strategy ETF	(2)(A)	Short S&P500®	(2)(A)	UltraPro Short QQQ	(2)(A)
Large Cap Core Plus	(1)(A)	Short SmallCap600	(2)(A)	UltraPro Short Russell2000	(2)(A)
Long Online/Short Stores ETF	(2)(A)	Ultra 7-10 Year Treasury	(2)(A)	UltraPro Short S&P500®	(2)(A)
Merger ETF	(2)(A)	Ultra 20+ Year Treasury	(2)(A)	UltraShort 7-10 Year Treasury	(2)(A)
Metaverse ETF	(2)(D)	Ultra Basic Materials	(2)(A)	UltraShort 20+ Year Treasury	(2)(A)
MSCI EAFE Dividend Growers ETF	(2)(A)	Ultra Consumer Goods	(2)(A)	UltraShort Basic Materials	(2)(A)
MSCI Emerging Markets Dividend Growers ETF	(2)(A)	Ultra Consumer Services	(2)(A)	UltraShort Consumer Goods	(2)(A)
MSCI Europe Dividend Growers ETF	(2)(A)	Ultra Dow30SM	(2)(A)	UltraShort Consumer Services	(2)(A)
MSCI Transformational Changes ETF	(2)(E)	Ultra Financials	(1)(A)	UltraShort Dow30SM	(2)(A)
Nanotechnology ETF	(2)(F)	Ultra FTSE China 50	(2)(A)	UltraShort Financials	(2)(A)
Nasdaq-100 Dorsey Wright Momentum ETF	(2)(G)	Ultra FTSE Europe	(2)(A)	UltraShort FTSE China 50	(2)(A)
On-Demand ETF	(2)(F)	Ultra Health Care	(2)(A)	UltraShort FTSE Europe	(2)(A)
Online Retail ETF	(2)(A)	Ultra High Yield	(2)(A)	UltraShort Health Care	(2)(A)
Pet Care ETF	(2)(A)	Ultra Industrials	(1)(A)	UltraShort lndustrials	(2)(A)
Russell 2000 Dividend Growers ETF	(2)(A)	Ultra MidCap400	(1)(A)	UltraShort MidCap400	(2)(A)
Russell U.S. Dividend Growers ETF	(2)(A)	Ultra MSCI Brazil Capped	(2)(A)	UltraShort MSCI Brazil Capped	(2)(A)
S&P 500® Bond ETF	(2)(A)	Ultra MSCI EAFE	(2)(A)	UltraShort MSCI EAFE	(2)(A)
S&P 500® Dividend Aristocrats ETF	(2)(A)	Ultra MSCI Emerging Markets	(2)(A)	UltraShort MSCI Emerging Markets	(2)(A)
S&P 500® Ex-Energy ETF	(1)(A)	Ultra MSCI Japan	(2)(A)	Ultrashort MSCI Japan	(2)(A)
S&P 500® Ex-Financials ETF	(1)(A)	Ultra Nasdaq Biotechnology	(1)(A)	UltraShort Nasdaq Biotechnology	(2)(A)
S&P 500® Ex-Health Care ETF	(1)(A)	Ultra Nasdaq Cloud Computing	(2)(I)	UltraShort Oil & Gas	(2)(A)
S&P 500® Ex-Technology ETF	(1)(A)	Ultra Nasdaq Cybersecurity	(2)(I)	UltraShort QQQ	(2)(A)
S&P Kensho Cleantech ETF	(2)(B)	Ultra Oil & Gas	(2)(A)	UltraShort Real Estate	(2)(A)
S&P Kensho Smart Factories ETF	(2)(B)	Ultra QQQ	(2)(A)	UltraShort Russell2000	(2)(A)
S&P MidCap 400® Dividend Aristocrats ETF	(2)(A)	Ultra Real Estate	(2)(A)	UltraShort S&P500®	(2)(A)
S&P Technology Dividend Aristocrats ETF	(2)(A)	Ultra Russell2000	(1)(A)	UltraShort Semiconductors	(2)(A)
Smart Materials ETF	(2)(F)	Ultra S&P500®	(1)(A)	UltraShort SmallCap600	(2)(A)
Supply Chain Logistics ETF	(2)(H)	Ultra Semiconductors	(2)(A)	UltraShort Technology	(2)(A)
Short 7-10 Year Treasury	(2)(A)	Ultra SmallCap600	(1)(A)	UltraShort Utilities	(2)(A)
Short 20+ Year Treasury	(2)(A)	Ultra Technology	(2)(A)

(A)	Statement of operations for the year ended May 31, 2022, and statement of changes in net assets for each of the two years in the period ended May 31, 2022.

(B)	Statement of operations and statement of changes in net assets for the period September 29, 2021 (commencement of investment operations) through May 31, 2022.

(C)	Statement of operations, statement of changes in net assets and statement of cash flows for the period October 18, 2021 (commencement of investment operations) through May 31, 2022.

(D)	Statement of operations and statement of changes in net assets for the period March 15, 2022 (commencement of investment operations) through May 31, 2022.

(E)	Statement of operations for the year ended May 31, 2022 and statement of changes in net assets for the year ended May 31, 2022 and for the period October 14, 2020 (commencement of investment operations) through May 31, 2021.

(F)	Statement of operations and statement of changes in net assets for the period October 26, 2021 (commencement of investment operations) through May 31, 2022.

(G)	Statement of operations for the year ended May 31, 2022 and statement of changes in net assets for the year ended May 31, 2022 and for the period May 18, 2021 (commencement of investment operations) through May 31, 2021.

(H)	Statement of operations and statement of changes in net assets for the period April 6, 2022 (commencement of investment operations) through May 31, 2022.

(I)	Statement of operations for the year ended May 31, 2022 and statement of changes in net assets for the year ended May 31, 2022 and for the period January 19, 2021 (commencement of investment operations) through May 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 27, 2022

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

2

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ProShares Trust

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
August 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
August 5, 2022

By:	/s/ Maria Clem Sell
Maria Clem Sell
Treasurer
August 5, 2022